UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Michele Abate, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ----------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5089

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 through June 30, 2021

Item 1:   Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

2

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 5.54%, 5.41%, and 5.46%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 9.16%.

MARKET ENVIRONMENT / CONDITIONS

More than 18 months since the initial outbreak, the impact of COVID-19 continued to dominate world economics. Whilst it was very much a global pandemic, the specific challenges and solutions were different for each country as world leaders grappled to find the right balance between lowering infection rates whilst creating the potential for economic recovery. Vaccination programs continued to ramp up, but the rapid spread of new variants was a sobering reminder that the world was not yet out of the woods. On a global level, weekly COVID-19 cases reached a new high in late-April, amid the outbreak in India. Since then, weekly cases have dropped as vaccination efforts have picked up across countries. Several developed market nations—such as the U.S., United Kingdom (“U.K.”) and Germany—have given at least 50% of the population a single-dose of the vaccine. What’s more, vaccination rates have been rising in emerging markets. For instance, China has vaccinated over 40% of its population, Brazil is over 30%, Mexico is over 20% and India is almost at 20%. It’s worth noting, however, that some of these emerging countries may have been using vaccines which have relatively lower efficacy. In addition, the emergence of the more contagious Delta variant was a major concern, particularly for nations with lower vaccination rates.

Turning to economic data, the U.S. Consumer Price Index (“CPI”), a measure of inflation, surprised on the upside, rising to 5.0% from the year prior during May—its highest year-on-year (“YoY”) point rise since 2008. A surge in used car sales was the primary driver, whilst other contributory factors included an increase in airline ticket prices. Time will tell whether this trend will continue or whether it is a one-off phenomenon based on bottlenecks and reopening effects following months of societal restrictions. Elsewhere, U.K. CPI rose to 2.1% YoY, while the Eurozone Harmonised Index of Consumer Prices figure was at 2.0% YoY in May.

The first six months of the year saw gyrations within equity markets. From a stylistic perspective, after a very strong period for value stocks versus growth stocks in the first quarter, the early part of the second quarter saw some profit-taking in some strong-performing value plays and a shift back to growth stocks as well as Defensive sector. In May, attention shifted more towards considering value and cyclical equities again, but investors continued to grapple with discussions around whether or not we were seeing ‘regime change’. Other considerations for market participants included the potential impact of inflation and the likely course of action from the U.S. Federal Reserve (the “Fed”) with regards to interest rate moves. The Fed meeting in mid- June resulted in no change to interest rates, but there were indications that there could be increases by the end of 2023. The market moved sharply back to ‘bond proxies’ and growth and away from Financials and other cyclical equities.

The portfolio managers take a bottom-up, rather than a top-down approach to managing the Portfolio. They focus on the long-term growth opportunities for individual companies, rather than constructing a portfolio based on macro-economic forecasts. This approach may sometimes be out of favor with the broader market, but over meaningful time periods (five years and beyond) we believe that it offers the best opportunity for outperformance versus the benchmark.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Through the first six months of the year, the Portfolio underperformed the benchmark, which rose 9.2%, with the Portfolio rising 5.5%. As one might expect from a fundamental stock-picker portfolio, performance was largely driven by stock selection. All benchmark regions rose in absolute terms, with developed Asia and emerging markets lagging the benchmark’s total return. The traditional cyclical cohort of Energy, Materials and Financials were the best performing sectors since the start of the year.

Turning to detractors, MercardoLibre (U.S.), Tencent Music Entertainment (China) and Ping An Insurance (China) all negatively impacted performance.

MercadoLibre is the leading Latin American ecommerce platform which often features in the top or bottom performers when viewed over short periods of time, which is not uncommon for ecommerce companies. However, over a five-year performance period the company has added value. Its businesses span an online marketplace, a payments platform and web store hosting services. The key attractions are its leading position and lack of strong local or global competition in their markets (Brazil 60%, Argentina 26%, and Mexico 8%). Recent results have been strong although non-performing loans did rise a little in the most recent report to shareholders. This was due to the withdrawal of Brazilian state aid to a small number of customers.

Tencent Music Entertainment has embarked on an investment-led growth phase, formally establishing the Tencent Cloud audio and video band. This will combine into one network their real-time communication network, instant messaging network and streaming network, all of which provide infrastructure for music and live streaming. While this investment should be welcomed for long-term growth, it will require an increased level of research and development spend and, as such, will take away from near-term earnings. Where sensible, our preference is always for organic investment, such as this, and we did not view the recent share price weakness negatively.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

Ping An Insurance, the Chinese insurance giant, has underperformed recently following the announcement that they will lead a consortium to restructure the troubled Founder Group. Although the acquisition price is as of yet unknown, the deal size will be small compared to Ping An’s life fund, so financial impact is limited. A clean new entity (New Founder Group) will retain the high-quality assets including medical & healthcare, finance, information technology and education. Ping An will hold an estimated 51-70% of the new entity. Shares have been weak largely due to a lack of clarity on full disclosure.

In terms of positive contributors to performance, logistics firms Kuehne + Nagel (Switzerland) and DSV Panalpina (Denmark), alongside buildings materials company Kingspan (Ireland) all contributed.

As the world starts to return to normal, two freight forwarding businesses, Kuehne + Nagel and DSV have both performed well. Supply constraints seem to be hitting the headlines on a daily basis, which in conjunction with generally rising prices, seems to be causing bottlenecks across multiple supply chains. Both companies will be part of the solution and as such we remained optimistic about their prospects long beyond this current ‘reopening trade’.

Kingspan, the Irish building materials company, is a similar beneficiary of the world reopening to more normal levels of industrial production. Kingspan was an unwilling participant in the unfortunate Grenfell disaster in the U.K. over the last couple of years. Without direct involvement in the events that transpired, Kingspan came under the spotlight as an industry participant. Weaknesses in sales practices were however brought to light, and the company has endeavored to fix this shortcoming. With the investigation now behind the company, they can return to their main focus of delivering industry leading building materials products into growing end markets.

New purchases for the Portfolio over the last six months were Tigermed (China), a clinical Contract Research Organization, SEA (Singapore), an online gaming and ecommerce platform, and Zai Lab (China), a biopharmaceutical company. During the period, United Overseas Bank (Singapore) was sold from the Portfolio due to reservations about future growth prospects. It is also worth highlighting Kuaishou Technology (China); having received only a small allocation from the initial public offering, we exited that position as well.

The result of these transactions did not significantly alter the positioning of the Portfolio, which remained overweight in Europe and underweight in other regions relative to the benchmark at period end. At sector level, the Portfolio was most overweight in Industrials, Information Technology and Consumer Discretionary stocks; the Portfolio was most underweight in Energy and Utilities.

There were no changes to the investment strategy. The Portfolio continued to invest in growth stocks based on bottom-up company analysis. When looking at the attractiveness of a potential holding, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. In our opinion, the market, in general, is too short term and inward looking. By combining our long-term mindset with differentiated sources of information, we believe that we can add value to the Portfolio over the long term.

While the short-term fluctuations of share prices make interesting points of debate, we believe six months or even a year is an insufficient time frame in which to judge the performance of the Portfolio. It is only through the long-term (five years and beyond) that the true strength of an investment case in a company can fully play out.

Angus Franklin

Jenny Davis

Tom Walsh

Portfolio Managers

Baillie Gifford Overseas Limited.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	5.54	34.63	15.91	8.01
Class B	5.41	34.39	15.62	7.73
Class E	5.46	34.44	15.73	7.84
MSCI All Country World ex-U.S. Index	9.16	35.72	11.08	5.45

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
MercadoLibre, Inc.	4.2
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9
Samsung Electronics Co., Ltd.	2.5
Tencent Holdings, Ltd.	2.4
Alibaba Group Holding, Ltd.	2.3
AIA Group, Ltd.	2.2
Nestle S.A.	2.1
Scout24 AG	2.1
SAP SE	2.0
Ryanair Holdings plc(ADR)	2.0

Top Countries

% of Net Assets
Japan	12.7
China	10.9
Germany	7.1
United Kingdom	6.4
Switzerland	6.1
Netherlands	5.5
Ireland	5.3
Taiwan	4.3
Argentina	4.2
Denmark	3.9

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.71%	$1,000.00	$1,055.40	$3.62
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B (a)	Actual	0.96%	$1,000.00	$1,054.10	$4.89
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

Class E (a)	Actual	0.86%	$1,000.00	$1,054.60	$4.38
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Argentina—4.2%
MercadoLibre, Inc. (a)	56,237	$87,605,436

Australia—2.3%
Cochlear, Ltd.	105,108	19,845,081
CSL, Ltd.	132,639	28,375,154

		48,220,235

Belgium—0.9%
Umicore S.A.	286,132	17,491,636

Brazil—0.8%
Itau Unibanco Holding S.A. (ADR)	2,774,349	16,673,838

Canada—2.2%
Constellation Software, Inc.	11,264	17,059,653
Ritchie Bros. Auctioneers, Inc.	250,649	14,858,473
Topicus.com, Inc. (a)	195,377	14,193,045

		46,111,171

China—10.9%
Alibaba Group Holding, Ltd. (a)	1,695,072	48,026,140
Hangzhou Tigermed Consulting Co., Ltd. - Class H	7,400	173,461
KE Holdings, Inc. (ADR) (a)	229,957	10,964,350
Meituan - Class B (a)	766,600	31,661,784
Ping An Healthcare and Technology Co., Ltd. (a) (b)	1,455,300	18,125,706
Ping An Insurance Group Co. of China, Ltd. - Class H	2,961,500	28,912,941
Prosus NV (a)	169,475	16,582,388
Tencent Holdings, Ltd.	661,900	49,787,547
Tencent Music Entertainment Group (ADR) (a)	1,347,646	20,861,560
Zai Lab, Ltd. (ADR) (a)	10,123	1,791,670

		226,887,547

Denmark—3.9%
Chr Hansen Holding A/S	133,672	12,065,995
DSV Panalpina A/S	150,441	35,076,155
Novozymes A/S - B Shares	432,651	32,651,102

		79,793,252

Finland—1.5%
Kone Oyj - Class B	380,456	31,040,493

France—3.5%
Danone S.A.	318,000	22,396,073
Dassault Systemes SE	94,192	22,850,967
Edenred (b)	471,369	26,866,324

		72,113,364

Germany—7.1%
Deutsche Boerse AG	231,146	40,346,839
Rational AG	26,415	23,977,051
SAP SE	289,626	40,865,491
Scout24 AG	509,507	43,007,050

		148,196,431

Hong Kong—3.5%
AIA Group, Ltd.	3,617,600	44,961,993
Hong Kong Exchanges & Clearing, Ltd.	447,900	26,697,593

		71,659,586

India—2.6%
Housing Development Finance Corp., Ltd.	1,197,911	40,006,653
ICICI Lombard General Insurance Co., Ltd.	628,585	13,246,985

		53,253,638

Ireland—5.3%
CRH plc	718,859	36,429,487
Kingspan Group plc	350,591	33,116,580
Ryanair Holdings plc (ADR) (a)	375,612	40,644,974

		110,191,041

Italy—0.9%
FinecoBank Banca Fineco S.p.A. (a)	1,109,579	19,389,323

Japan—12.7%
Denso Corp.	382,900	26,109,241
FANUC Corp.	94,200	22,706,941
Japan Exchange Group, Inc.	978,400	21,747,091
Nidec Corp.	305,100	35,336,773
Nintendo Co., Ltd.	34,800	20,248,032
Shimano, Inc.	119,000	28,217,689
Shiseido Co., Ltd. (b)	340,900	25,066,963
SMC Corp.	56,100	33,136,043
Sony Group Corp.	271,300	26,330,500
Toyota Tsusho Corp.	498,100	23,496,033

		262,395,306

Netherlands—5.5%
Adyen NV (a)	5,775	14,113,651
ASML Holding NV	52,508	36,151,832
Heineken Holding NV	201,191	20,268,964
IMCD NV	211,556	33,660,891
Just Eat Takeaway (a)	114,249	10,581,357

		114,776,695

Panama—0.6%
Copa Holdings S.A. - Class A (a)	171,410	12,912,315

Peru—0.6%
Credicorp, Ltd. (a)	99,457	12,045,237

Russia—1.1%
Magnit PJSC (GDR)	645,319	9,365,069
MMC Norilsk Nickel PJSC (ADR)	395,174	13,470,916

		22,835,985

South Africa—1.0%
Discovery, Ltd.	2,423,322	21,427,601

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—3.5%
NAVER Corp.	56,456	$20,934,972
Samsung Electronics Co., Ltd.	720,021	51,607,753

		72,542,725

Spain—2.8%
Amadeus IT Group S.A.	378,209	26,598,046
Grifols S.A.	274,487	7,436,293
Grifols S.A. (ADR)	226,670	3,932,725
Industria de Diseno Textil S.A	554,809	19,549,699

		57,516,763

Sweden—3.1%
Atlas Copco AB - B Shares	715,553	37,650,324
Epiroc AB - B Shares	1,400,922	27,502,520

		65,152,844

Switzerland—6.1%
Cie Financiere Richemont S.A. - Class A	216,196	26,175,309
Kuehne & Nagel International AG	82,269	28,159,238
Nestle S.A.	356,922	44,449,408
Temenos AG	177,379	28,501,415

		127,285,370

Taiwan—4.3%
Sea, Ltd. (ADR) (a) (b)	32,190	8,839,374
Taiwan Semiconductor Manufacturing Co., Ltd.	3,793,000	80,999,013

		89,838,387

United Kingdom—6.4%
Burberry Group plc	515,249	14,757,272
Experian plc	774,557	29,880,149
Hargreaves Lansdown plc	960,395	21,122,760
Prudential plc	1,560,700	29,612,475
Rio Tinto plc	444,077	36,559,452

		131,932,108

United States—1.2%
Spotify Technology S.A. (a)	92,119	25,387,075

Total Common Stocks (Cost $1,266,420,695)		2,044,675,402

Preferred Stock—0.2%

Spain—0.2%
Grifols S.A. - Class B (Cost $4,468,727)	183,940	3,210,205

Short-Term Investment—1.4%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $28,787,516; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $29,363,332.	28,787,516	$28,787,516

Total Short-Term Investments (Cost $28,787,516)		28,787,516

Securities Lending Reinvestments (c)—0.5%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	50,022	50,022

Repurchase Agreements—0.1%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $200,001; collateralized by various Common Stock with an aggregate market value of $222,239.	200,000	200,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $681,345; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $694,971.	681,344	681,344
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $28,921; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $29,499.	28,921	28,921
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $102,041.	100,000	100,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000

		2,010,265

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	59,600	59,600

Mutual Funds—0.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	1,500,000	1,500,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Fidelity Government Portfolio, Institutional Class 0.010% (d)	1,500,000	$1,500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	1,000,000	1,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.030% (d)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d)	1,000,000	1,000,000
U.S. Government Money Market Fund, Institutional Share 0.010% (d)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (d)	1,000,000	1,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $10,119,887)		10,119,887

Total Investments—100.6% (Cost $1,309,796,825)		2,086,793,010
Other assets and liabilities (net)—(0.6)%		(11,445,452)

Net Assets—100.0%		$2,075,347,558

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $32,505,884 and the collateral received consisted of cash in the amount of $10,119,887 and non-cash collateral with a value of $24,620,554. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Internet & Direct Marketing Retail	9.4
Machinery	8.5
Insurance	6.7
Software	5.9
Semiconductors & Semiconductor Equipment	5.6
Interactive Media & Services	5.5
Capital Markets	5.3
Entertainment	3.6
IT Services	3.3
Food Products	3.2

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$87,605,436	$—	$—	$87,605,436
Australia	—	48,220,235	—	48,220,235
Belgium	—	17,491,636	—	17,491,636
Brazil	16,673,838	—	—	16,673,838
Canada	46,111,171	—	—	46,111,171
China	33,791,041	193,096,506	—	226,887,547
Denmark	—	79,793,252	—	79,793,252
Finland	—	31,040,493	—	31,040,493
France	—	72,113,364	—	72,113,364
Germany	—	148,196,431	—	148,196,431
Hong Kong	—	71,659,586	—	71,659,586
India	—	53,253,638	—	53,253,638
Ireland	40,644,974	69,546,067	—	110,191,041
Italy	—	19,389,323	—	19,389,323
Japan	—	262,395,306	—	262,395,306
Netherlands	—	114,776,695	—	114,776,695
Panama	12,912,315	—	—	12,912,315
Peru	12,045,237	—	—	12,045,237
Russia	—	22,835,985	—	22,835,985
South Africa	—	21,427,601	—	21,427,601
South Korea	—	72,542,725	—	72,542,725
Spain	3,932,725	53,584,038	—	57,516,763
Sweden	—	65,152,844	—	65,152,844
Switzerland	—	127,285,370	—	127,285,370
Taiwan	8,839,374	80,999,013	—	89,838,387
United Kingdom	—	131,932,108	—	131,932,108
United States	25,387,075	—	—	25,387,075
Total Common Stocks	287,943,186	1,756,732,216	—	2,044,675,402
Total Preferred Stock*	—	3,210,205	—	3,210,205
Total Short-Term Investment*	—	28,787,516	—	28,787,516
Securities Lending Reinvestments
Certificate of Deposit	—	50,022	—	50,022
Repurchase Agreements	—	2,010,265	—	2,010,265
Time Deposit	—	59,600	—	59,600
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	2,119,887	—	10,119,887
Total Investments	$295,943,186	$1,790,849,824	$—	$2,086,793,010

Collateral for Securities Loaned (Liability)	$—	$(10,119,887)	$—	$(10,119,887)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$2,086,793,010
Cash denominated in foreign currencies (c)	501,588
Receivable for:
Investments sold	5,349,701
Fund shares sold	307,075
Dividends	3,108,259

Total Assets	2,096,059,633
Liabilities
Collateral for securities loaned	10,119,887
Payables for:
Investments purchased	7,402,062
Fund shares redeemed	172,127
Foreign taxes	1,024,236
Accrued Expenses:
Management fees	1,187,729
Distribution and service fees	75,735
Deferred trustees’ fees	196,133
Other expenses	534,166

Total Liabilities	20,712,075

Net Assets	$2,075,347,558

Net Assets Consist of:
Paid in surplus	$1,184,484,527
Distributable earnings (Accumulated losses) (d)	890,863,031

Net Assets	$2,075,347,558

Net Assets
Class A	$1,701,315,524
Class B	354,334,662
Class E	19,697,372
Capital Shares Outstanding*
Class A	113,926,427
Class B	24,199,451
Class E	1,336,008
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.93
Class B	14.64
Class E	14.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,309,796,825.
(b)	Includes securities loaned at value of $32,505,884.
(c)	Identified cost of cash denominated in foreign currencies was $504,084.
(d)	Includes foreign capital gains tax of $1,024,236.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$16,857,373
Non-cash dividends . . . . . . . . . . . . . . . . . . . . .	2,899,224
Securities lending income	98,390

Total investment income	19,854,987
Expenses
Management fees	8,052,428
Administration fees	40,489
Custodian and accounting fees	267,155
Distribution and service fees—Class B	444,663
Distribution and service fees—Class E	14,907
Audit and tax services	27,458
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	40,178
Insurance	7,040
Miscellaneous	74,072

Total expenses	9,019,790
Less management fee waiver	(1,285,678)

Net expenses	7,734,112

Net Investment Income	12,120,875

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	105,954,357
Foreign currency transactions	(235,332)

Net realized gain (loss)	105,719,025

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(6,174,106)
Foreign currency transactions	(137,503)

Net change in unrealized appreciation (depreciation)	(6,311,609)

Net realized and unrealized gain (loss)	99,407,416

Net Increase (Decrease) in Net Assets From Operations	$111,528,291

(a)	Net of foreign withholding taxes of $2,274,420.
(b)	Net of foreign capital gains tax of $47,167.
(c)	Includes change in foreign capital gains tax of $275,375.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,120,875	$11,524,629
Net realized gain (loss)	105,719,025	203,864,878
Net change in unrealized appreciation (depreciation)	(6,311,609)	240,161,839

Increase (decrease) in net assets from operations	111,528,291	455,551,346

From Distributions to Shareholders
Class A	(176,369,559)	(122,042,853)
Class B	(36,828,338)	(24,500,569)
Class E	(2,048,164)	(1,348,101)

Total distributions	(215,246,061)	(147,891,523)

Increase (decrease) in net assets from capital share transactions	124,341,401	(184,575,781)

Total increase (decrease) in net assets	20,623,631	123,084,042

Net Assets
Beginning of period	2,054,723,927	1,931,639,885

End of period	$2,075,347,558	$2,054,723,927

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,089,655	$34,549,232	1,396,897	$16,835,769
Reinvestments	11,789,409	176,369,559	10,204,251	122,042,853
Redemptions	(6,501,606)	(106,286,045)	(22,728,162)	(305,832,314)

Net increase (decrease)	7,377,458	$104,632,746	(11,127,014)	$(166,953,692)

Class B
Sales	1,173,093	$18,807,279	2,002,922	$23,821,376
Reinvestments	2,510,452	36,828,338	2,085,155	24,500,569
Redemptions	(2,282,063)	(36,730,586)	(4,902,758)	(64,700,633)

Net increase (decrease)	1,401,482	$18,905,031	(814,681)	$(16,378,688)

Class E
Sales	27,869	$450,438	47,005	$596,102
Reinvestments	138,670	2,048,164	114,053	1,348,101
Redemptions	(104,792)	(1,694,978)	(241,200)	(3,187,604)

Net increase (decrease)	61,747	$803,624	(80,142)	$(1,243,401)

Increase (decrease) derived from capital shares transactions		$124,341,401		$(184,575,781)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.78		$13.58	$11.02	$13.43	$10.06	$9.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.09	0.25	0.16	0.15	0.15	(b)
Net realized and unrealized gain (loss)	0.77		3.18	3.24	(2.42)	3.37	0.36

Total income (loss) from investment operations	0.87		3.27	3.49	(2.26)	3.52	0.51

Less Distributions
Distributions from net investment income	(0.15)		(0.27)	(0.17)	(0.15)	(0.15)	(0.16)
Distributions from net realized capital gains	(1.57)		(0.80)	(0.76)	0.00	0.00	0.00

Total distributions	(1.72)		(1.07)	(0.93)	(0.15)	(0.15)	(0.16)

Net Asset Value, End of Period	$14.93		$15.78	$13.58	$11.02	$13.43	$10.06

Total Return (%) (c)	5.54	(d)	26.58	32.82	(17.01)	35.15	5.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.84	0.84	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.72	0.72	0.72	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	1.23	(e)	0.67	2.02	1.28	1.24	1.49	(b)
Portfolio turnover rate (%)	6	(d)	20	12	23	8	11
Net assets, end of period (in millions)	$1,701.3		$1,681.6	$1,598.2	$1,407.8	$1,469.7	$1,315.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.49		$13.35	$10.85	$13.22	$9.90	$9.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.05	0.22	0.14	0.12	0.12	(b)
Net realized and unrealized gain (loss)	0.76		3.13	3.18	(2.39)	3.32	0.35

Total income (loss) from investment operations	0.84		3.18	3.40	(2.25)	3.44	0.47

Less Distributions
Distributions from net investment income	(0.12)		(0.24)	(0.14)	(0.12)	(0.12)	(0.13)
Distributions from net realized capital gains	(1.57)		(0.80)	(0.76)	0.00	0.00	0.00

Total distributions	(1.69)		(1.04)	(0.90)	(0.12)	(0.12)	(0.13)

Net Asset Value, End of Period	$14.64		$15.49	$13.35	$10.85	$13.22	$9.90

Total Return (%) (c)	5.41	(d)	26.26	32.41	(17.19)	34.89	5.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(e)	1.09	1.09	1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.97	0.97	0.97	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	0.99	(e)	0.41	1.76	1.09	0.99	1.25	(b)
Portfolio turnover rate (%)	6	(d)	20	12	23	8	11
Net assets, end of period (in millions)	$354.3		$353.2	$315.3	$277.6	$356.7	$318.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.59		$13.43	$10.91	$13.29	$9.96	$9.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.07	0.23	0.15	0.13	0.13	(b)
Net realized and unrealized gain (loss)	0.76		3.14	3.20	(2.40)	3.33	0.36

Total income (loss) from investment operations	0.85		3.21	3.43	(2.25)	3.46	0.49

Less Distributions
Distributions from net investment income	(0.13)		(0.25)	(0.15)	(0.13)	(0.13)	(0.14)
Distributions from net realized capital gains	(1.57)		(0.80)	(0.76)	0.00	0.00	0.00

Total distributions	(1.70)		(1.05)	(0.91)	(0.13)	(0.13)	(0.14)

Net Asset Value, End of Period	$14.74		$15.59	$13.43	$10.91	$13.29	$9.96

Total Return (%) (c)	5.46	(d)	26.37	32.56	(17.09)	34.92	5.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	0.99	0.99	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	0.87	0.87	0.87	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	1.09	(e)	0.50	1.87	1.19	1.08	1.34	(b)
Portfolio turnover rate (%)	6	(d)	20	12	23	8	11
Net assets, end of period (in millions)	$19.7		$19.9	$18.2	$16.2	$21.9	$18.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $338,386 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $28,787,516. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,010,265. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, “ and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. In addition, U.S. persons will be required to divest of Sanctioned Securities by June 3, 2022 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 365 days after an entity is newly-designated as a Chinese Military Company), at which point an authorization to enact transactions, in whole or in part, to divest Sanctioned Securities expires. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$125,103,075	$0	$205,132,229

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$8,052,428	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,312,137,549

Gross unrealized appreciation	812,654,021
Gross unrealized depreciation	(37,998,560)

Net unrealized appreciation (depreciation)	$774,655,461

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$39,586,830	$24,142,130	$108,304,693	$110,184,054	$147,891,523	$134,326,184

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$31,672,443	$183,134,275	$779,961,499	$—	$994,768,217

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned -0.67%, -0.80%, and -0.75%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index¹, returned -1.60%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2021, the U.S. market increasingly embraced the reflationary narrative and expectations for stronger growth as interest rates moved higher while spread sectors generally moved marginally tighter. A few key events led to the rise in yields throughout the quarter. Notably, in early January, the Democratic sweep in the Georgia Senate runoff election, the vaccine rollout that has accelerated, putting the U.S. on track to reach some level of herd immunity this year and the passing of the $1.9 trillion fiscal stimulus package with the potential of more infrastructure stimulus in the coming months all led to a rise. The significant pick-up in government bond yields rattled investor confidence as the market pulled forward its estimate on when the Federal Reserve (the “Fed”) will start lifting rates. Amid this backdrop, the central bank left the short-term interest rate unchanged without promising any more aid for the economy but reaffirmed its dovish stance at the March meeting. Despite the vouch for policy stability, the NASDAQ Composite dipped into correction territory in early March while the Dow Jones Industrials Index advanced to record highs as investors rotated towards sectors that are more likely to benefit from the reopening. The increase in interest rates dragged on the performance of duration-sensitive assets, but credit sectors held in well, with spreads tightening in both investment grade and high yield credit. 10-year Treasury yields ended the first quarter at 1.74%, jumping 83 basis points on the quarter. Despite 10-year real rates moving 45 basis points higher, it remained accommodative at -0.63%. 10-year breakeven rate, the difference in yield between inflation-protected and nominal debt of the same maturity, increased 38 basis points. Data prints also pointed to a robust consumer backdrop. Initial jobless and continuing claims trended lower over the quarter, and the unemployment rate edged down to 6.2%. Consumer Price Index (“CPI”), a measure of inflation, printed slightly below consensus, with the latest February headline and core CPI increasing to 1.7% year-over-year and 1.3% year-over-year, respectively.

In the second quarter 2021, risk assets like equities and commodities performed well. COVID-19 continued to take a backseat in investors’ minds in the U.S. as vaccination rates progress and reopening continued across much of the developed world. Interest rates in the long end and middle of the curve rallied and the curve flattened over the quarter (interest rates across short and long dated bonds moving towards each other), notably post the Fed meeting in June as the market grappled with a potentially more hawkish Fed, which might allow interest rates to rise to keep inflation under control. The 10-year Treasury finished the second quarter with a yield of 1.47%, 27 basis points lower than the first quarter and the 5-years’ Treasury versus 30-years’ yield curve flattened 27 basis points. Inflation continued to pickup with CPI reaching 5% in the May report and core CPI (Fed’s focus is often the core CPI, which excludes food and energy) reaching 3.8% on a year over year basis. These record setting inflation prints continued to fuel market debate as to whether the uptick in inflation is transitory, as much of the increase can be attributed to supply constraints and reopening sensitive components of CPI. Although the Fed did not alter policy at the June meeting, the shift in tone regarding the future path of the federal funds rate turned the meeting into a significant market event. The Fed signaled they expect two interest-rate increases in 2023, a shift compared to expectations of zero rate hikes the last time the Fed released expectations. In regard to tapering the asset purchase program, no expected timeline was communicated, and the Fed indicated that they were still “a ways away” from “substantial further progress”. The labor market also continued to rebound, but many employers were having issues finding enough workers to fill open jobs. Outside of the U.S., the European Central Bank revised its growth and inflation outlook higher, but made no changes to interest rates. Similarly, the Bank of England and the Bank of Canada both kept rates and quantitative easing (central bank asset purchase program) unchanged, though both discussed the higher levels of inflation. President Biden met with leaders in Europe with initial discussion to set a global corporate minimum tax of 15%. The COVID-19 Delta variant was in the back of investors’ minds as a potential concern primarily in parts of Europe where it was spreading, though early evidence of vaccine effectiveness against it had so far not led to much repricing of assets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main drivers of positive relative performance for the first half of the year were the Portfolio’s allocation to high yield and securitized assets. Duration and yield curve positioning, investment grade (“IG”) credit positioning and Treasury Inflation-Protected Securities (“TIPS”) allocation also contributed to performance. There were no notable detractors from returns over the period.

In the first quarter, the Portfolio increased its underweight duration position (lessened sensitivity to interest rate movements) relative to the benchmark index. We increased our underweight to the middle of the curve (five- to 10-year maturities) and moved to an underweight in the front end of the curve, as President Biden’s $1.9 trillion stimulus package, rapidly improving growth dynamics, and a successful COVID-19 vaccine rollout may have continued to put upward pressure on rates. We continued to hold an underweight to European rates, given the overly accommodative monetary and fiscal policy backdrop. The Portfolio ended the first quarter with an effective duration of 5.38 years, 1.12 years underweight relative to the benchmark index.

Over the first quarter, the Portfolio modestly rotated spread risk as risk assets continued to perform well. The Portfolio reduced its allocation to TIPS as we continued to believe inflation expectations were moving to fair value. We increased our overweight to IG credit as we added to longer-dated issuances given stronger technicals and

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

anticipation of further spread tightening in the long end. We maintained our overweight to securitized assets, high yield credit and emerging market debt. We moved to a modest overweight to Agency Mortgages as we believed valuations were unattractive relative to other sectors but the technicals were likely to remain strong as the Fed continued to purchase Agency Mortgages.

In the second quarter, the Portfolio maintained its underweight duration position (lesser sensitivity to interest rate movements) relative to the benchmark index. We increased our underweight to the middle of the curve and reduced our underweight to the front end of the curve as the curve steepened (long dated bond interest rates moved higher) in June after the Fed meeting. We believe valuations are not particularly attractive relative to other sectors but the technicals are likely to remain strong given demand from the Fed and banks.

Over the second quarter, the Portfolio modestly rotated spread risk as risk assets continued to perform well. The Portfolio exited its allocation to TIPS as the market began to price higher inflation expectations that our team believed were more fairly priced. We reduced our allocation to high yield credit as spreads continued to grind tighter.

We ended the period overweight securitized assets, IG credit and emerging market debt, and maintained a modest overweight to Agency Mortgages. The Portfolio ended the period with an effective duration of 5.64 years, 1.06 years underweight relative to the benchmark index.

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, derivatives held in the Portfolio performed as expected and did not have significant impact on performance.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-0.67	2.72	3.79	4.26
Class B	-0.80	2.46	3.53	3.99
Class E	-0.75	2.57	3.63	4.10
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	47.3
Corporate Bonds & Notes	35.4
Asset-Backed Securities	11.6
Mortgage-Backed Securities	6.1
Foreign Government	2.4
Floating Rate Loans	1.4
Municipals	0.7
Common Stocks	0.4
Purchased Options	0.4

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.38%	$1,000.00	$993.30	$1.88
	Hypothetical*	0.38%	$1,000.00	$1,022.91	$1.91

Class B (a)	Actual	0.63%	$1,000.00	$992.00	$3.11
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class E (a)	Actual	0.53%	$1,000.00	$992.50	$2.62
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—47.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.2%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	142,405	$147,447
2.000%, 11/01/31	1,711,921	1,771,805
2.000%, 12/01/31	188,284	194,957
2.000%, 03/01/32	1,182,619	1,223,899
2.500%, 09/01/27	140,786	147,557
2.500%, 02/01/28	17,386	18,216
2.500%, 04/01/28	46,411	48,813
2.500%, 08/01/28	128,984	135,651
2.500%, 01/01/30	691,915	726,467
2.500%, 02/01/30	78,406	82,181
2.500%, 03/01/30	130,509	137,178
2.500%, 07/01/30	514,774	540,258
2.500%, 08/01/30	1,603,913	1,685,293
2.500%, 09/01/30	841,078	884,810
2.500%, 11/01/30	1,678,502	1,764,471
2.500%, 03/01/31	87,746	91,847
2.500%, 06/01/31	482,080	507,528
2.500%, 07/01/31	274,413	288,899
2.500%, 08/01/31	40,256	42,380
2.500%, 10/01/31	2,376,844	2,500,858
2.500%, 11/01/31	1,509,549	1,589,020
2.500%, 02/01/32	70,337	73,929
2.500%, 03/01/32	246,621	260,506
2.500%, 08/01/32	1,674,621	1,759,218
2.500%, 02/01/33	2,982,973	3,130,955
3.000%, 04/01/28	99,533	105,560
3.000%, 05/01/28	106,836	113,251
3.000%, 10/01/28	226,041	239,521
3.000%, 11/01/28	1,618,760	1,710,236
3.000%, 12/01/28	398,088	418,779
3.000%, 01/01/29	158,980	167,106
3.000%, 04/01/29	772,634	818,380
3.000%, 05/01/29	1,020,350	1,077,547
3.000%, 08/01/29	991,951	1,051,219
3.000%, 10/01/29	291,672	309,582
3.000%, 03/01/30	601,555	638,207
3.000%, 04/01/30	489,935	519,660
3.000%, 05/01/30	807,802	856,535
3.000%, 07/01/30	594,613	630,169
3.000%, 08/01/30	2,709,475	2,870,610
3.000%, 09/01/30	685,045	725,081
3.000%, 08/01/31	2,588,634	2,729,902
3.000%, 09/01/31	293,843	311,670
3.000%, 03/01/32	547,235	580,130
3.500%, 08/01/28	264,147	282,784
3.500%, 10/01/28	1,739,246	1,879,670
3.500%, 11/01/28	1,850,675	1,998,587
3.500%, 02/01/29	2,296,897	2,476,127
3.500%, 04/01/29	619,524	665,582
3.500%, 05/01/29	1,687,101	1,814,925
3.500%, 07/01/29	579,893	623,428
3.500%, 09/01/29	94,860	101,983
3.500%, 08/01/30	428,537	465,841
3.500%, 11/01/32	148,136	161,240
3.500%, 01/01/33	99,905	109,005

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.000%, 10/01/33	3,932,751	4,252,446
4.500%, 02/01/25	122,395	128,844
4.500%, 04/01/25	24,838	26,111
4.500%, 07/01/25	77,579	81,557
4.500%, 06/01/26	612,737	646,761
Fannie Mae 20 Yr. Pool
3.000%, 10/01/36	69,055	73,268
3.000%, 11/01/36	739,421	786,252
3.000%, 12/01/36	1,110,473	1,181,303
3.000%, 06/01/38	1,874,667	1,965,668
Fannie Mae 30 Yr. Pool
3.000%, 03/01/43	6,109,372	6,494,551
3.000%, 04/01/43	3,511,002	3,732,053
3.000%, 05/01/43	1,844,023	1,957,697
3.000%, 06/01/43	62,363	67,003
3.000%, 12/01/43	7,058,028	7,555,484
3.000%, 06/01/44	9,529,000	10,153,827
3.000%, 06/01/46	37,818	40,195
3.000%, 08/01/46	51,190	54,924
3.000%, 11/01/46	2,017,998	2,144,595
3.000%, 02/01/47	1,265,805	1,351,333
3.000%, 03/01/47	2,107,776	2,238,428
3.000%, 03/01/50	755,941	802,758
3.000%, 08/01/50	7,730,305	8,240,430
3.500%, 01/01/42	322,425	349,320
3.500%, 04/01/42	211,922	229,170
3.500%, 05/01/42	26,089	28,192
3.500%, 06/01/42	64,228	69,389
3.500%, 07/01/42	77,066	83,511
3.500%, 09/01/44	22,521	24,728
3.500%, 02/01/45	2,299,203	2,483,100
3.500%, 03/01/46	3,930,624	4,230,717
3.500%, 09/01/46	1,032,979	1,096,868
3.500%, 05/01/47	1,143,904	1,239,903
3.500%, 11/01/47	840,162	888,758
3.500%, 12/01/47	833,234	881,300
3.500%, 01/01/48	7,098,236	7,696,559
3.500%, 02/01/48	368,817	389,749
3.500%, 03/01/48	2,264,724	2,394,239
3.500%, 04/01/48	1,218,554	1,331,131
3.500%, 06/01/48	1,539,502	1,670,143
3.500%, 06/01/49	15,093,597	16,083,918
3.500%, 08/01/49	8,149,918	8,949,069
3.500%, 08/01/50	512,798	551,979
4.000%, 08/01/33	526,843	576,147
4.000%, 01/01/42	616,606	678,116
4.000%, 02/01/42	1,191,394	1,309,882
4.000%, 05/01/42	320,240	352,127
4.000%, 01/01/45	8,271,454	9,044,799
4.000%, 11/01/46	264,948	283,702
4.000%, 06/01/47	871,496	932,896
4.000%, 07/01/47	2,038,442	2,216,841
4.000%, 08/01/47	526,381	574,669
4.000%, 10/01/47	405,321	434,078
4.000%, 01/01/48	412,476	443,163

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 04/01/48	3,884,624	$4,325,441
4.000%, 06/01/48	1,900,981	2,057,687
4.000%, 08/01/48	844,449	923,382
4.000%, 05/01/49	203,180	219,465
4.000%, 03/01/50	12,310,002	13,084,585
4.000%, 06/01/50	2,172,214	2,357,859
4.000%, 03/01/51	79,106,071	84,083,667
4.500%, 08/01/39	522,264	576,852
4.500%, 11/01/39	343,982	383,513
4.500%, 01/01/40	21,973	24,435
4.500%, 04/01/40	43,242	48,115
4.500%, 05/01/40	96,643	106,661
4.500%, 06/01/40	99,888	111,027
4.500%, 07/01/40	186,328	205,238
4.500%, 11/01/40	382,672	422,229
4.500%, 07/01/41	101,298	112,767
4.500%, 08/01/41	25,024	26,909
4.500%, 09/01/41	353,637	394,536
4.500%, 10/01/41	106,536	118,904
4.500%, 01/01/42	88,332	98,040
4.500%, 08/01/42	503,087	555,940
4.500%, 09/01/43	762,288	848,588
4.500%, 10/01/43	837,650	929,237
4.500%, 11/01/43	2,041,425	2,293,970
4.500%, 12/01/43	806,070	896,067
4.500%, 01/01/44	675,661	744,537
4.500%, 06/01/44	3,068,161	3,416,725
4.500%, 07/01/45	940,575	1,045,229
4.500%, 09/01/45	428,799	478,219
4.500%, 11/01/45	1,515,994	1,680,564
4.500%, 12/01/45	631,441	703,864
4.500%, 07/01/46	2,686,050	3,018,336
4.500%, 09/01/46	420,829	472,902
4.500%, 09/01/47	52,769	57,645
4.500%, 10/01/47	377,407	415,943
4.500%, 11/01/47	2,044,177	2,238,590
4.500%, 12/01/47	50,473	55,136
4.500%, 01/01/48	2,015,015	2,216,121
4.500%, 02/01/48	96,073	104,389
4.500%, 03/01/48	130,534	142,614
4.500%, 04/01/48	934,513	1,051,879
4.500%, 05/01/48	9,087,799	10,042,586
4.500%, 07/01/48	146,416	161,061
4.500%, 08/01/48	1,841,115	2,037,139
4.500%, 11/01/48	1,174,183	1,292,765
4.500%, 02/01/49	8,799,795	9,900,809
4.500%, 05/01/49	8,118,955	9,134,822
5.000%, 11/01/32	2,377	2,625
5.000%, 09/01/35	119,508	136,074
5.000%, 06/01/39	5,110,306	5,802,109
5.000%, 04/01/41	17,572	19,503
5.000%, 07/01/41	173,425	195,018
5.000%, 08/01/41	146,292	167,378
5.000%, 01/01/42	47,850	52,416
5.500%, 11/01/32	626,573	721,404

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 12/01/32	96,680	111,508
5.500%, 01/01/33	315,967	363,942
5.500%, 12/01/33	127,078	146,332
5.500%, 05/01/34	1,074,143	1,239,877
5.500%, 08/01/37	1,106,715	1,279,784
5.500%, 02/01/38	173,843	200,641
5.500%, 03/01/38	117,458	136,649
5.500%, 06/01/38	140,548	157,154
5.500%, 12/01/38	85,102	94,872
5.500%, 01/01/39	173,238	201,430
5.500%, 08/01/39	115,774	132,288
5.500%, 12/01/39	242,279	280,116
5.500%, 04/01/40	35,456	40,789
5.500%, 04/01/41	148,314	169,599
6.000%, 02/01/34	127,448	146,501
6.000%, 08/01/34	93,794	107,953
6.000%, 04/01/35	1,480,649	1,731,940
6.000%, 06/01/36	196,908	233,493
6.000%, 02/01/38	286,686	339,223
6.000%, 03/01/38	105,636	125,362
6.000%, 05/01/38	307,954	364,992
6.000%, 10/01/38	355,742	418,045
6.000%, 12/01/38	118,240	140,259
6.000%, 04/01/40	1,177,170	1,393,479
6.000%, 09/01/40	120,361	141,678
6.000%, 06/01/41	272,781	323,177
6.500%, 05/01/40	1,746,175	2,064,663
Fannie Mae Pool
3.500%, 06/01/49	1,590,767	1,678,405
4.000%, 01/01/41	159,888	173,796
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	13,106	13,711
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	51,391	53,959
2.500%, 10/01/28	216,789	227,192
2.500%, 08/01/29	463,429	485,334
2.500%, 12/01/29	162,165	169,882
2.500%, 05/01/30	587,868	618,183
2.500%, 07/01/30	383,248	403,168
2.500%, 08/01/30	1,386,087	1,459,705
2.500%, 09/01/30	1,488,688	1,565,171
2.500%, 04/01/31	1,111,256	1,168,407
3.000%, 01/01/30	413,844	438,400
3.000%, 04/01/30	2,399,807	2,546,688
3.000%, 05/01/30	411,840	437,276
3.000%, 06/01/30	15,737	16,683
3.000%, 07/01/30	875,881	928,324
3.000%, 08/01/30	258,033	273,574
Freddie Mac 20 Yr. Pool
3.000%, 09/01/37	95,865	100,300
3.500%, 01/01/34	776,679	836,849
3.500%, 05/01/35	3,004,120	3,234,224
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/43	1,049,282	1,116,931
3.000%, 03/01/43	2,010,209	2,132,512

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/46	1,120,465	$1,193,202
3.500%, 04/01/42	1,313,502	1,432,566
3.500%, 05/01/42	43,053	46,582
3.500%, 08/01/42	1,107,822	1,211,646
3.500%, 10/01/42	57,069	60,648
3.500%, 06/01/43	211,792	229,489
3.500%, 01/01/44	360,573	395,824
3.500%, 05/01/44	81,962	90,081
3.500%, 06/01/44	167,561	181,785
3.500%, 07/01/44	68,866	75,687
3.500%, 09/01/44	133,090	146,274
3.500%, 09/01/45	123,281	135,497
3.500%, 03/01/47	1,170,423	1,262,563
3.500%, 10/01/47	896,391	984,638
3.500%, 12/01/47	1,111,865	1,219,916
3.500%, 01/01/48	384,597	419,543
4.000%, 08/01/40	143,536	156,408
4.000%, 09/01/40	171,660	188,842
4.000%, 10/01/40	96,146	106,231
4.000%, 11/01/40	335,719	369,644
4.000%, 04/01/41	8,392	9,187
4.000%, 10/01/41	305,912	336,587
4.000%, 09/01/43	301,913	336,188
4.000%, 04/01/44	584,363	643,277
4.000%, 07/01/44	163,447	178,030
4.000%, 02/01/45	165,791	180,542
4.000%, 09/01/45	802,905	876,920
4.000%, 12/01/45	5,994,220	6,537,461
4.500%, 02/01/39	632,568	705,223
4.500%, 08/01/39	478,669	528,609
4.500%, 12/01/39	125,694	140,291
4.500%, 07/01/40	41,957	46,825
4.500%, 05/01/41	687,167	758,706
4.500%, 05/01/42	726,718	807,597
4.500%, 10/01/43	306,605	335,359
4.500%, 12/01/43	911,845	1,021,415
4.500%, 04/01/47	1,481,800	1,626,112
4.500%, 05/01/47	570,689	630,883
4.500%, 07/01/47	1,383,440	1,525,032
4.500%, 02/01/49	1,825,475	1,995,987
4.500%, 04/01/49	1,013,666	1,110,039
5.000%, 10/01/41	339,028	387,914
5.000%, 11/01/41	2,625,380	2,972,915
5.500%, 02/01/35	90,546	104,828
5.500%, 09/01/39	91,914	105,896
5.500%, 01/01/40	85,184	95,075
5.500%, 07/01/40	7,256	8,076
5.500%, 06/01/41	1,272,212	1,478,818
Freddie Mac 30 Yr. Pool
3.000%, 08/01/50	3,685,704	3,920,443
3.500%, 01/01/48	516,487	546,120
Freddie Mac Gold Pool
3.000%, 09/01/27	263,575	277,066
3.000%, 07/01/28	155,677	163,653

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.939%, 05/25/29 (a) (b)	6,292,508	330,720
0.974%, 11/25/30 (a) (b)	2,128,433	152,208
1.005%, 09/25/29 (a) (b)	2,541,531	164,482
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.668%, SOFR + 2.650%, 01/25/51 (144A) (b)	1,400,000	1,386,970
3.018%, SOFR + 3.000%, 08/25/33 (144A) (b)	1,444,344	1,444,343
3.018%, SOFR + 3.000%, 12/25/50 (144A) (b)	610,000	614,578
3.418%, SOFR + 3.400%, 08/25/33 (144A) (b)	1,160,000	1,194,551
4.018%, SOFR + 4.000%, 11/25/50 (144A) (b)	410,000	429,062
4.542%, 1M LIBOR + 4.450%, 03/25/30 (b)	682,210	716,880
4.768%, SOFR + 4.750%, 01/25/51 (144A) (b)	860,000	881,658
5.018%, SOFR + 5.000%, 08/25/33 (144A) (b)	866,467	875,137
6.018%, SOFR + 6.000%, 08/25/33 (144A) (b)	1,050,000	1,178,088
FREMF Mortgage Trust
0.100%, 01/25/29 (144A) (a)	25,367,633	152,957
4.373%, 08/25/50 (144A) (b)	440,000	499,694
FRESB Mortgage Trust 3.660%, 06/25/28 (b)	372,149	404,013
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	667,545	698,780
3.500%, 01/15/42	195,035	209,648
3.500%, 02/15/42	92,931	99,173
3.500%, 04/15/42	211,457	226,233
3.500%, 05/15/42	234,538	253,025
3.500%, 08/15/42	265,618	286,080
3.500%, 11/15/42	197,569	211,320
3.500%, 12/15/42	701,207	759,981
3.500%, 01/15/43	255,248	271,428
3.500%, 02/15/43	445,797	478,582
3.500%, 03/15/43	279,948	298,505
3.500%, 04/15/43	1,152,091	1,239,915
3.500%, 05/15/43	1,539,730	1,657,965
3.500%, 06/15/43	411,214	442,513
3.500%, 07/15/43	1,394,733	1,511,625
4.000%, 03/15/41	354,398	389,174
4.000%, 12/15/41	23,657	25,375
4.500%, 02/15/42	4,952,585	5,576,797
4.500%, 03/15/47	108,322	123,092
4.500%, 04/15/47	242,034	274,715
4.500%, 05/15/47	85,892	98,118
5.000%, 12/15/38	157,871	182,173
5.000%, 07/15/39	261,841	300,255
5.000%, 10/15/39	182,079	210,128
5.000%, 09/15/40	11,956	13,833
5.000%, 12/15/40	492,973	568,912
5.500%, 04/15/33	15,454	18,002
6.500%, 04/15/33	38,534	42,937
8.500%, 05/15/22	115	115
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (c)	46,866,000	47,730,092
2.500%, TBA (c)	47,999,800	49,672,293
3.000%, 12/20/44	64,124	67,867
3.000%, TBA (c)	99,903,420	104,225,402
3.500%, 04/20/43	1,084,226	1,162,774
3.500%, 05/20/43	595,620	639,268

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 07/20/43	46,346	$49,765
3.500%, 02/20/44	1,212,667	1,302,322
3.500%, 03/20/45	47,133	50,242
3.500%, 04/20/45	71,373	76,098
3.500%, 05/20/45	294,265	313,547
3.500%, 07/20/45	53,227	56,939
3.500%, 08/20/45	70,194	74,794
3.500%, 10/20/45	133,932	142,706
3.500%, 11/20/45	48,966	52,276
3.500%, 12/20/45	739,827	791,426
3.500%, 01/20/46	149,083	158,848
3.500%, 05/20/46	644,547	686,972
3.500%, 09/20/46	247,816	263,549
3.500%, 10/20/46	1,206,071	1,295,884
3.500%, 05/20/47	8,032,781	8,523,613
3.500%, 11/20/47	4,626,994	4,910,759
3.500%, 03/20/48	64,547	68,337
3.500%, 04/20/48	25,944	27,498
3.500%, TBA (c)	16,121,496	16,923,477
4.000%, 04/20/39	23,793	25,924
4.000%, 07/20/39	169,327	185,111
4.000%, 09/20/40	44,772	48,987
4.000%, 10/20/40	516,385	564,984
4.000%, 11/20/40	286,045	312,948
4.000%, 12/20/40	1,075,869	1,176,959
4.000%, 01/20/41	967,945	1,056,652
4.000%, 02/20/41	17,190	18,841
4.000%, 07/20/43	98,432	107,862
4.000%, 08/20/44	378,565	408,287
4.000%, 10/20/46	72,307	77,592
4.000%, 05/20/47	322,247	344,905
4.000%, 06/20/47	831,139	890,325
4.000%, 11/20/47	976,449	1,042,952
4.000%, 12/20/47	480,395	512,787
4.000%, 05/20/50	1,067,121	1,126,348
4.000%, TBA (c)	13,236,500	13,977,434
4.500%, 12/20/39	39,545	43,734
4.500%, 01/20/40	48,206	53,312
4.500%, 02/20/40	38,899	43,019
4.500%, 05/20/40	2,489	2,753
4.500%, 09/20/48	555,025	603,387
4.500%, 03/20/49	2,341,438	2,497,317
4.500%, 04/20/49	499,196	533,587
4.500%, 05/20/49	2,008,846	2,142,410
4.500%, 04/20/50	54,652	58,156
5.000%, 10/20/33	475,944	535,928
5.000%, 10/20/39	142,318	161,920
5.000%, 07/20/42	194,506	220,149
5.000%, TBA (c)	5,289,000	5,698,071
Government National Mortgage Association
0.174%, 06/16/53 (a) (b)	595,197	3,527
0.549%, 03/16/55 (a) (b)	1,737,077	46,387
0.612%, 02/16/50 (a) (b)	1,033,305	31,112
0.644%, 11/16/53 (a) (b)	902,065	17,164
0.710%, 09/16/55 (a) (b)	1,406,269	50,544

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
0.757%, 09/16/51 (a) (b)	10,151,372	288,901
0.762%, 02/16/58 (a) (b)	3,153,824	128,861
0.780%, 08/15/58 (a) (b)	2,392,328	125,691
0.882%, 12/16/57 (a) (b)	2,184,997	112,498
0.941%, 05/16/58 (a) (b)	1,568,851	84,987
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (c)	22,784,000	23,058,565
2.000%, TBA (c)	35,435,000	36,548,572
2.500%, TBA (c)	8,932,800	9,314,887
3.000%, TBA (c)	721,000	757,482
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	135,605,000	136,412,526
2.500%, TBA (c)	170,476,646	176,013,387
3.000%, TBA (c)	3,167,174	3,301,346
3.500%, TBA (c)	25,887,006	27,248,602
4.500%, TBA (c)	314,000	337,795

		1,127,392,150

U.S. Treasury—17.1%
U.S. Treasury Bonds
1.125%, 05/15/40	10,822,000	9,342,430
1.125%, 08/15/40	10,822,000	9,310,302
1.375%, 11/15/40	10,822,000	9,721,200
2.250%, 08/15/49	5,055,000	5,236,664
2.500%, 02/15/45	20,100,000	21,747,258
2.750%, 11/15/47	20,100,000	22,881,024
2.875%, 05/15/43	3,865,000	4,445,052
2.875%, 11/15/46	3,706,000	4,301,276
3.000%, 02/15/48 (d) (e)	23,806,000	28,377,496
3.125%, 02/15/43	3,865,000	4,618,071
3.625%, 08/15/43	3,865,000	4,977,999
3.750%, 11/15/43	3,865,000	5,073,416
4.250%, 05/15/39	1,010,000	1,382,161
4.375%, 11/15/39	1,010,000	1,405,044
4.500%, 08/15/39	1,010,000	1,424,021
U.S. Treasury Notes
0.125%, 03/31/23	10,482,000	10,466,031
0.125%, 04/30/23	10,482,000	10,462,346
0.125%, 05/31/23	10,482,000	10,459,480
0.250%, 04/15/23	27,956,000	27,971,289
0.375%, 04/30/25	41,246,000	40,802,928
0.375%, 11/30/25	12,344,000	12,121,712
0.375%, 12/31/25	12,344,000	12,110,139
0.500%, 03/15/23	27,956,000	28,097,964
0.500%, 05/31/27	15,364,000	14,874,272
0.750%, 05/31/26	12,344,000	12,273,601
1.125%, 07/31/21	16,708,000	16,722,951
1.125%, 02/15/31	1,989,000	1,930,884
1.250%, 03/31/28	5,324,000	5,345,005
1.250%, 04/30/28	5,324,000	5,340,637
1.250%, 05/31/28	5,324,000	5,337,310
1.500%, 01/31/22	14,845,000	14,970,255
1.500%, 10/31/24	41,246,000	42,560,716
1.500%, 08/15/26	10,766,000	11,085,616

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 02/15/30	5,471,000	$5,525,069
1.625%, 11/30/26	15,364,000	15,910,742
1.625%, 08/15/29	2,246,000	2,297,149
1.625%, 05/15/31	1,989,000	2,019,457
1.750%, 07/31/21	9,024,000	9,036,748
1.750%, 04/30/22	14,119,000	14,314,239
1.750%, 07/15/22	27,956,000	28,433,218
1.750%, 07/31/24	14,357,000	14,919,503
1.750%, 12/31/24	41,246,000	42,921,619
2.000%, 02/15/25	9,276,000	9,739,800
2.125%, 12/31/22	7,432,000	7,647,992
2.125%, 07/31/24	7,432,000	7,805,922
2.125%, 05/15/25	8,178,000	8,635,137
2.250%, 08/15/27 (e)	22,796,000	24,379,253
2.375%, 05/15/29	5,471,000	5,903,765
2.625%, 02/15/29	5,471,000	5,999,293
2.750%, 05/31/23	7,432,000	7,788,504
2.875%, 08/15/28	2,236,000	2,486,764
3.125%, 11/15/28	4,225,000	4,779,696

		637,720,420

Total U.S. Treasury & Government Agencies (Cost $1,744,629,101)		1,765,112,570

Corporate Bonds & Notes—35.5%

Advertising—0.1%
Interpublic Group of Cos., Inc. (The) 4.750%, 03/30/30	738,000	871,241
Lamar Media Corp. 3.750%, 02/15/28	54,000	54,945
Omnicom Group, Inc. 4.200%, 06/01/30	738,000	851,981
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, 03/15/30 (144A)	42,000	42,630
5.000%, 08/15/27 (144A)	583,000	603,632

		2,424,429

Aerospace/Defense—1.3%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,811,000	2,000,103
BAE Systems plc 3.400%, 04/15/30 (144A) (f)	3,360,000	3,651,999
Boeing Co. (The)
2.250%, 06/15/26	859,000	876,954
2.700%, 02/01/27	1,072,000	1,108,059
5.805%, 05/01/50	700,000	942,642
5.930%, 05/01/60	1,089,000	1,503,755
Embraer Netherlands Finance B.V.
5.400%, 02/01/27	174,000	185,421
6.950%, 01/17/28 (144A)	205,000	234,469
Embraer Overseas, Ltd. 5.696%, 09/16/23	244,000	260,160
General Dynamics Corp. 3.625%, 04/01/30	2,787,000	3,148,330

Aerospace/Defense—(Continued)
L3Harris Technologies, Inc.
1.800%, 01/15/31	2,595,000	2,516,359
3.850%, 12/15/26	816,000	915,200
4.400%, 06/15/28	3,389,000	3,934,136
Lockheed Martin Corp.
2.800%, 06/15/50 (f)	633,000	635,612
3.600%, 03/01/35	1,732,000	1,982,446
3.800%, 03/01/45	280,000	325,800
4.070%, 12/15/42	514,000	624,077
4.090%, 09/15/52	287,000	358,969
Northrop Grumman Corp.
3.250%, 01/15/28	3,173,000	3,465,698
4.030%, 10/15/47	700,000	835,159
5.250%, 05/01/50	1,371,000	1,925,528
Raytheon Technologies Corp.
2.150%, 05/18/30 (EUR)	906,000	1,200,327
2.250%, 07/01/30	630,000	640,212
3.150%, 12/15/24	775,000	831,684
4.125%, 11/16/28	2,399,000	2,760,193
4.200%, 12/15/44	425,000	477,016
4.500%, 06/01/42	596,000	742,038
5.400%, 05/01/35	5,000	6,598
7.000%, 11/01/28	1,810,000	2,380,139
7.200%, 08/15/27	525,000	681,084
TransDigm, Inc.
6.250%, 03/15/26 (144A)	3,633,000	3,832,815
8.000%, 12/15/25 (144A)	1,435,000	1,550,517

		46,533,499

Agriculture—0.7%
Altria Group, Inc.
2.200%, 06/15/27 (EUR)	623,000	797,396
2.450%, 02/04/32	2,190,000	2,117,909
3.125%, 06/15/31 (EUR)	2,110,000	2,877,583
3.400%, 05/06/30	337,000	355,419
3.400%, 02/04/41	829,000	790,403
4.400%, 02/14/26	302,000	341,696
4.800%, 02/14/29 (f)	524,000	607,516
5.800%, 02/14/39	1,943,000	2,400,277
6.200%, 02/14/59	134,000	173,310
BAT Capital Corp.
2.726%, 03/25/31 (f)	1,307,000	1,290,371
3.215%, 09/06/26	2,925,000	3,103,176
4.906%, 04/02/30	2,885,000	3,314,390
BAT International Finance plc 1.668%, 03/25/26	1,577,000	1,576,116
Darling Ingredients, Inc. 5.250%, 04/15/27 (144A)	216,000	226,800
Philip Morris International, Inc. 1.450%, 08/01/39 (EUR)	2,000,000	2,299,592
Reynolds American, Inc.
4.450%, 06/12/25	1,851,000	2,050,494
5.850%, 08/15/45	1,045,000	1,279,556

		25,602,004

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.7%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	526,688	$532,843
3.700%, 01/15/26 (144A)	7,553	7,363
Allegiant Travel Co. 8.500%, 02/05/24 (144A)	892,000	963,360
American Airlines Pass-Through Trust
3.000%, 10/15/28	1,703,195	1,730,357
3.150%, 02/15/32	1,139,761	1,173,834
3.200%, 06/15/28	432,850	441,311
3.575%, 01/15/28	141,412	144,005
3.600%, 09/22/27	247,267	255,772
3.650%, 02/15/29	324,415	334,149
3.850%, 02/15/28	747,767	712,923
4.400%, 09/22/23	1,463,197	1,431,758
4.950%, 02/15/25	306,088	301,477
5.250%, 01/15/24	864,303	849,251
Avianca Holdings S.A. 12.147%, 3M LIBOR + 12.000%, 11/10/21 (b) (l)	137,000	137,000
Azul Investments LLP
5.875%, 10/26/24 (144A)	455,000	442,488
7.250%, 06/15/26 (144A) (f)	315,000	308,700
British Airways Pass-Through Trust
4.250%, 11/15/32 (144A)	212,773	228,979
8.375%, 11/15/28 (144A)	164,017	189,607
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,715,000	2,870,330
Gol Finance S.A. 7.000%, 01/31/25 (144A)	800,000	771,568
Latam Finance, Ltd. 6.875%, 04/11/24 (g)	200,000	187,000
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	871,141	812,607
United Airlines Pass-Through Trust
2.700%, 05/01/32	557,441	558,684
2.875%, 10/07/28	434,386	443,382
3.100%, 07/07/28	136,158	143,446
3.450%, 12/01/27	174,394	184,195
3.500%, 05/01/28	914,598	905,470
3.500%, 03/01/30	238,535	249,477
3.650%, 10/07/25	59,520	59,222
4.000%, 04/11/26	200,863	211,760
4.150%, 08/25/31	220,756	241,449
4.625%, 09/03/22	98,468	100,682
4.750%, 04/11/22	211,578	215,053
4.875%, 01/15/26	616,268	653,477
5.875%, 10/15/27	5,400,614	5,992,423

		24,785,402

Apparel—0.0%
Hanesbrands, Inc.
4.625%, 05/15/24 (144A)	385,000	408,100
4.875%, 05/15/26 (144A) (f)	80,000	86,400
Under Armour, Inc. 3.250%, 06/15/26 (f)	54,000	55,948

Apparel—(Continued)
William Carter Co. (The) 5.625%, 03/15/27 (144A)	262,000	275,677

		826,125

Auto Manufacturers—0.8%
BMW U.S. Capital LLC 2.550%, 04/01/31 (144A) (f)	2,242,000	2,321,710
General Motors Co.
4.000%, 04/01/25	514,000	561,730
5.400%, 10/02/23	682,000	751,108
General Motors Financial Co., Inc.
2.700%, 06/10/31	75,000	75,270
2.750%, 06/20/25	1,117,000	1,176,077
3.450%, 01/14/22	798,000	809,125
3.700%, 05/09/23	3,188,000	3,346,887
4.000%, 01/15/25	2,190,000	2,385,849
4.350%, 04/09/25	2,117,000	2,339,270
5.100%, 01/17/24	1,344,000	1,479,614
5.200%, 03/20/23	1,669,000	1,797,151
Hyundai Capital America
2.375%, 02/10/23 (144A)	2,085,000	2,140,148
3.950%, 02/01/22 (144A)	965,000	984,071
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,251,066
Nissan Motor Acceptance Corp. 2.750%, 03/09/28 (144A)	608,000	613,470
Nissan Motor Co., Ltd.
3.522%, 09/17/25 (144A)	1,720,000	1,836,660
4.810%, 09/17/30 (144A)	5,384,000	6,078,753
Toyota Motor Credit Corp.
1.650%, 01/10/31	1,458,000	1,423,016
2.150%, 02/13/30	550,000	563,716

		31,934,691

Auto Parts & Equipment—0.0%
American Axle & Manufacturing, Inc. 6.250%, 04/01/25 (f)	302,000	311,954
Magna International, Inc. 2.450%, 06/15/30	582,000	594,723

		906,677

Banks—7.8%
Banco Davivienda S.A.
6.650%, 10Y H15 + 5.097%, 04/22/31 (144A) (b)	200,000	209,650
Banco do Brasil S.A. 5.875%, 01/26/22 (144A)	255,000	260,993
Banco Espirito Santo S.A. 4.000%, 07/22/49 (EUR) (g)	200,000	33,201
Banco GNB Sudameris S.A. 7.500%, 5Y H15 + 6.660%, 04/16/31 (144A) (b)	150,000	152,250
Banco Industrial S.A. 4.875%, 5Y H15 + 4.442%, 01/29/31 (144A) (b)	160,000	166,800
Banco Mercantil del Norte S.A. 6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	200,000	207,540

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Banco Santander S.A.
1.849%, 03/25/26	1,600,000	$1,617,064
2.706%, 06/27/24	2,000,000	2,104,534
3.306%, 06/27/29	1,000,000	1,088,122
Banco Votorantim S.A. 4.000%, 09/24/22 (144A)	276,000	284,283
Bank of America Corp.
0.976%, SOFR + 0.690%, 04/22/25 (b)	2,731,000	2,739,752
1.197%, SOFR + 1.010%, 10/24/26 (b)	1,121,000	1,110,260
1.319%, SOFR + 1.150%, 06/19/26 (b)	2,130,000	2,134,658
1.734%, SOFR + 0.960%, 07/22/27 (b)	5,800,000	5,844,609
1.922%, SOFR + 1.370%, 10/24/31 (b)	1,613,000	1,571,958
2.456%, 3M LIBOR + 0.870%, 10/22/25 (b)	11,120,000	11,632,576
2.592%, SOFR + 2.150%, 04/29/31 (b)	650,000	670,109
2.676%, SOFR + 1.930%, 06/19/41 (b)	1,270,000	1,232,534
2.816%, 3M LIBOR + 0.930%, 07/21/23 (b)	515,000	527,810
2.884%, 3M LIBOR + 1.190%, 10/22/30 (b)	579,000	609,913
3.194%, 3M LIBOR + 1.180%, 07/23/30 (b)	2,381,000	2,563,294
3.311%, SOFR + 1.580%, 04/22/42 (b)	1,551,000	1,641,114
3.550%, 3M LIBOR + 0.780%, 03/05/24 (b)	3,369,000	3,539,730
3.559%, 3M LIBOR + 1.060%, 04/23/27 (b)	3,494,000	3,826,712
3.705%, 3M LIBOR + 1.512%, 04/24/28 (b)	4,306,000	4,761,497
3.824%, 3M LIBOR + 1.575%, 01/20/28 (b)	1,466,000	1,626,714
3.950%, 04/21/25	1,023,000	1,122,691
3.974%, 3M LIBOR + 1.210%, 02/07/30 (b)	1,307,000	1,482,113
4.000%, 01/22/25	998,000	1,095,268
4.200%, 08/26/24	471,000	516,327
4.271%, 3M LIBOR + 1.310%, 07/23/29 (b)	3,058,000	3,512,998
4.450%, 03/03/26	879,000	998,364
5.875%, 3M LIBOR + 2.931%, 03/15/28 (b)	1,765,000	2,020,148
Bank of New York Mellon Corp. (The)
3.555%, 3M LIBOR + 3.420%, 09/20/21 (b)	830,000	836,017
3.700%, 5Y H15 + 3.352%, 03/20/26 (b)	255,000	265,519
4.625%, 3M LIBOR + 3.131%, 09/20/26 (b)	1,770,000	1,950,009
Barclays plc
2.667%, 1Y H15 + 1.200%, 03/10/32 (b)	1,016,000	1,021,530
3.811%, 1Y H15 + 1.700%, 03/10/42 (b)	359,000	378,739
4.972%, 3M LIBOR + 1.902%, 05/16/29 (b)	3,147,000	3,685,063
BNP Paribas S.A.
2.819%, 3M LIBOR + 1.111%, 11/19/25 (144A) (b)	484,000	509,236
3.052%, SOFR + 1.507%, 01/13/31 (144A) (b)	1,903,000	2,006,353
3.375%, 01/09/25 (144A)	1,590,000	1,705,374
BPCE S.A. 2.700%, 10/01/29 (144A)	2,283,000	2,382,824
Burgan Bank SAK 5.749%, 5Y H15 + 4.007%, 07/09/24 (b)	292,000	295,220
Citigroup, Inc.
1.462%, SOFR + 0.770%, 06/09/27 (b)	2,483,000	2,472,310
2.976%, SOFR + 1.422%, 11/05/30 (b)	7,557,000	8,004,237
3.200%, 10/21/26	973,000	1,054,013
3.520%, 3M LIBOR + 1.151%, 10/27/28 (b)	978,000	1,070,994
3.668%, 3M LIBOR + 1.390%, 07/24/28 (b)	5,327,000	5,875,045
3.875%, 5Y H15 + 3.417%, 02/18/26 (b)	2,981,000	3,044,346
4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	780,000	806,325

Banks—(Continued)
Citizens Financial Group, Inc. 3.250%, 04/30/30	680,000	736,751
Credit Suisse AG
2.950%, 04/09/25	250,000	267,673
3.625%, 09/09/24	1,166,000	1,266,770
Credit Suisse Group AG
3.091%, SOFR + 1.730%, 05/14/32 (144A) (b)	711,000	732,509
3.800%, 06/09/23	955,000	1,012,086
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,397,000	1,453,693
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (b)	610,000	613,060
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (b)	544,000	544,509
5.000%, 01/12/22 (144A)	1,557,000	1,593,124
5.000%, 1Y H15 + 1.730%, 01/12/23 (144A) (b)	350,000	357,655
5.375%, 01/12/24 (144A)	2,770,000	3,071,527
Deutsche Bank AG
1.447%, SOFR + 1.131%, 04/01/25 (b)	1,650,000	1,659,919
1.686%, 03/19/26	4,651,000	4,695,120
Discover Bank 3.450%, 07/27/26	621,000	677,917
Emirates NBD Bank PJSC 6.125%, 6Y USD Swap + 3.656%, 03/20/25 (b)	477,000	513,968
Goldman Sachs Group, Inc. (The)
0.855%, SOFR + 0.609%, 02/12/26 (b) (f)	1,751,000	1,738,151
1.326%, 3M LIBOR + 1.170%, 05/15/26 (b)	1,602,000	1,644,325
1.431%, SOFR + 0.798%, 03/09/27 (b)	3,151,000	3,142,117
3.272%, 3M LIBOR + 1.201%, 09/29/25 (b)	502,000	537,031
3.500%, 01/23/25	1,754,000	1,896,417
3.500%, 04/01/25	7,417,000	8,046,683
3.500%, 11/16/26	2,975,000	3,235,020
3.691%, 3M LIBOR + 1.510%, 06/05/28 (b)	5,660,000	6,249,254
3.750%, 05/22/25	1,485,000	1,624,509
3.750%, 02/25/26	1,438,000	1,590,848
3.850%, 01/26/27	583,000	642,415
Grupo Aval, Ltd.
4.375%, 02/04/30 (144A)	1,055,000	1,042,815
4.750%, 09/26/22	204,000	209,548
HSBC Holdings plc
2.804%, SOFR + 1.187%, 05/24/32 (b)	333,000	341,741
4.583%, 3M LIBOR + 1.535%, 06/19/29 (b)	2,495,000	2,883,620
4.700%, 5Y H15 + 3.250%, 03/09/31 (b) (f)	1,807,000	1,874,762
ING Groep NV
1.726%, SOFR + 1.005%, 04/01/27 (b)	723,000	729,173
4.100%, 10/02/23	4,065,000	4,383,769
4.625%, 01/06/26 (144A)	915,000	1,044,172
Itau Unibanco Holding S.A.
2.900%, 01/24/23 (144A)	901,000	920,011
3.250%, 01/24/25 (144A)	701,000	720,978
JPMorgan Chase & Co.
0.653%, SOFR + 0.600%, 09/16/24 (b)	1,720,000	1,721,002
2.005%, SOFR + 1.585%, 03/13/26 (b)	3,385,000	3,494,674
2.083%, SOFR + 1.850%, 04/22/26 (b)	2,995,000	3,096,962
2.301%, SOFR + 1.160%, 10/15/25 (b)	4,906,000	5,109,697
3.157%, SOFR + 1.460%, 04/22/42 (b)	1,736,000	1,807,055

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co.
3.200%, 06/15/26	60,000	$65,315
3.509%, 3M LIBOR + 0.945%, 01/23/29 (b)	564,000	621,624
3.540%, 3M LIBOR + 1.380%, 05/01/28 (b)	6,521,000	7,169,610
3.702%, 3M LIBOR + 1.160%, 05/06/30 (b)	652,000	728,077
3.782%, 3M LIBOR + 1.337%, 02/01/28 (b)	1,672,000	1,856,674
3.900%, 07/15/25	1,787,000	1,976,614
3.960%, 3M LIBOR + 1.245%, 01/29/27 (b)	3,085,000	3,435,472
3.964%, 3M LIBOR + 1.380%, 11/15/48 (b)	405,000	475,261
4.005%, 3M LIBOR + 1.120%, 04/23/29 (b)	2,500,000	2,826,346
4.023%, 3M LIBOR + 1.000%, 12/05/24 (b)	3,966,000	4,280,611
4.032%, 3M LIBOR + 1.460%, 07/24/48 (b)	2,266,000	2,684,729
4.260%, 3M LIBOR + 1.580%, 02/22/48 (b)	563,000	683,332
4.452%, 3M LIBOR + 1.330%, 12/05/29 (b)	389,000	454,879
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (b)	1,496,000	1,496,773
3.574%, 3M LIBOR + 1.205%, 11/07/28 (b)	1,186,000	1,297,216
3.750%, 01/11/27	579,000	639,496
Mitsubishi UFJ Financial Group, Inc.
0.848%, 1Y H15 + 0.680%, 09/15/24 (b)	1,419,000	1,426,510
1.412%, 07/17/25	250,000	252,387
2.193%, 02/25/25	3,662,000	3,811,165
2.998%, 02/22/22	57,000	58,011
3.455%, 03/02/23	665,000	698,460
Mizuho Financial Group, Inc.
1.979%, SOFR + 1.532%, 09/08/31 (b)	1,417,000	1,386,130
2.201%, SOFR + 1.772%, 07/10/31 (b)	851,000	849,495
2.555%, SOFR + 1.362%, 09/13/25 (b)	4,029,000	4,218,121
Morgan Stanley
1.593%, SOFR + 0.879%, 05/04/27 (b)	3,437,000	3,461,318
2.188%, SOFR + 1.990%, 04/28/26 (b)	528,000	548,223
2.699%, SOFR + 1.143%, 01/22/31 (b)	6,493,000	6,796,889
3.217%, SOFR + 1.485%, 04/22/42 (b)	1,593,000	1,688,651
3.591%, 3M LIBOR + 1.340%, 07/22/28 (b)	3,066,000	3,396,366
3.622%, SOFR + 3.120%, 04/01/31 (b)	1,710,000	1,908,795
3.625%, 01/20/27	3,448,000	3,823,211
3.772%, 3M LIBOR + 1.140%, 01/24/29 (b)	1,405,000	1,576,870
3.875%, 01/27/26	388,000	433,782
4.000%, 07/23/25	259,000	288,074
4.431%, 3M LIBOR + 1.628%, 01/23/30 (b)	9,249,000	10,829,568
NBK Tier 1 Financing, Ltd. 3.625%, 6Y USD Swap + 2.875%, 08/24/26 (144A) (b)	637,000	639,172
Northern Trust Corp. 3.150%, 05/03/29	558,000	613,343
Santander UK Group Holdings plc
1.089%, SOFR + 0.787%, 03/15/25 (b)	420,000	421,343
1.532%, 1Y H15 + 1.250%, 08/21/26 (b)	1,998,000	2,001,412
2.875%, 08/05/21	1,905,000	1,909,398
3.571%, 01/10/23	3,656,000	3,714,554
3.823%, 3M LIBOR + 1.400%, 11/03/28 (b)	651,000	715,867
State Street Corp.
3.716%, 3M LIBOR + 3.597%, 09/15/21 (b) (f)	280,000	280,224
5.625%, 3M LIBOR + 2.539%, 12/15/23 (b)	2,815,000	2,983,900

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc.
1.474%, 07/08/25	200,000	201,965
2.348%, 01/15/25 (f)	2,905,000	3,034,242
2.696%, 07/16/24	1,916,000	2,025,456
UBS Group AG
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (b)	3,575,000	3,668,646
4.375%, 5Y H15 + 3.313%, 02/10/31 (144A) (b)	380,000	388,246
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	2,545,000	2,802,681
Wells Fargo & Co.
2.879%, SOFR + 1.432%, 10/30/30 (b)	1,059,000	1,121,447
3.068%, SOFR + 2.530%, 04/30/41 (b)	2,631,000	2,698,572
3.584%, 3M LIBOR + 1.310%, 05/22/28 (b)	1,979,000	2,180,244
4.478%, SOFR + 4.032%, 04/04/31 (b)	739,000	873,487

		289,610,024

Beverages—0.7%
Anadolu Efes Biracilik Ve Malt Sanayii A/S 3.375%, 06/29/28 (144A)	232,000	232,302
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	5,725,000	7,026,541
Anheuser-Busch InBev Finance, Inc. 4.000%, 01/17/43	717,000	799,582
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 06/01/30	6,319,000	7,029,165
4.000%, 04/13/28	4,844,000	5,515,449
4.750%, 01/23/29	792,000	943,482
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	294,000	307,540
Coca-Cola Co. (The)
1.000%, 03/09/41 (EUR)	810,000	937,191
2.500%, 06/01/40	345,000	341,737
2.875%, 05/05/41	883,000	917,674
Keurig Dr Pepper, Inc. 3.200%, 05/01/30	1,889,000	2,041,869
PepsiCo, Inc. 3.625%, 03/19/50	328,000	384,016

		26,476,548

Biotechnology—0.3%
Amgen, Inc.
2.450%, 02/21/30	1,335,000	1,376,135
4.400%, 05/01/45	2,298,000	2,790,109
Biogen, Inc.
2.250%, 05/01/30	1,791,000	1,795,880
3.150%, 05/01/50	821,000	806,298
Gilead Sciences, Inc.
2.800%, 10/01/50	407,000	392,022
4.150%, 03/01/47	790,000	930,216
4.500%, 02/01/45	420,000	513,865
4.750%, 03/01/46	369,000	467,948

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc.
4.800%, 04/01/44	1,258,000	$1,590,328

		10,662,801

Building Materials—0.2%
Carrier Global Corp. 2.242%, 02/15/25	3,973,000	4,131,004
Cemex S.A.B. de C.V.
3.875%, 07/11/31 (144A)	479,000	486,904
5.200%, 09/17/30 (144A)	288,000	316,685
Johnson Controls International plc 5.125%, 09/14/45	11,000	14,582
Masonite International Corp. 5.375%, 02/01/28 (144A)	219,000	232,070
Standard Industries, Inc.
4.750%, 01/15/28 (144A)	90,000	94,203
5.000%, 02/15/27 (144A)	215,000	222,659

		5,498,107

Chemicals—0.4%
Braskem Netherlands Finance B.V.
4.500%, 01/10/28	200,000	210,740
5.875%, 01/31/50 (144A)	479,000	524,510
8.500%, 5Y H15 + 8.220%, 01/23/81 (144A) (b)	491,000	572,020
Dow Chemical Co. (The)
1.125%, 03/15/32 (EUR)	859,000	1,041,133
2.100%, 11/15/30 (f)	713,000	704,123
3.600%, 11/15/50	1,165,000	1,258,774
3.625%, 05/15/26	680,000	752,075
4.550%, 11/30/25	526,000	598,835
DuPont de Nemours, Inc. 4.493%, 11/15/25	2,562,000	2,913,392
Ecolab, Inc. 4.800%, 03/24/30 (f)	1,238,000	1,514,545
Equate Petrochemical B.V. 2.625%, 04/28/28 (144A)	263,000	265,630
LYB International Finance B.V. 4.875%, 03/15/44	405,000	504,193
LYB International Finance III LLC 4.200%, 05/01/50	813,000	935,449
MEGlobal Canada ULC
5.000%, 05/18/25 (144A)	555,000	622,210
5.875%, 05/18/30 (144A)	325,000	400,573
OCP S.A. 3.750%, 06/23/31 (144A)	380,000	383,610
Orbia Advance Corp. S.A.B. de C.V. 1.875%, 05/11/26 (144A)	610,000	617,015
SASOL Financing USA LLC
4.375%, 09/18/26	285,000	294,405
5.500%, 03/18/31	465,000	489,877
5.875%, 03/27/24	289,000	308,652
Sherwin-Williams Co. (The) 2.300%, 05/15/30	1,400,000	1,416,228

		16,327,989

Commercial Services—0.5%
AMN Healthcare, Inc. 4.625%, 10/01/27 (144A)	350,000	363,720
Atento Luxco 1 S.A. 8.000%, 02/10/26 (144A)	200,000	217,614
DP World Crescent, Ltd. 3.908%, 05/31/23	398,000	418,895
Global Payments, Inc.
1.200%, 03/01/26	2,221,000	2,199,788
3.200%, 08/15/29	1,420,000	1,519,913
4.800%, 04/01/26	2,735,000	3,126,953
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	553,000	582,984
Moody’s Corp. 3.250%, 01/15/28	399,000	437,267
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A) (f)	204,000	209,865
PayPal Holdings, Inc.
1.650%, 06/01/25	533,000	547,018
2.650%, 10/01/26	372,000	399,493
RELX Capital, Inc.
3.000%, 05/22/30	2,389,000	2,552,434
3.500%, 03/16/23	1,870,000	1,960,749
4.000%, 03/18/29	2,546,000	2,891,826
United Rentals North America, Inc.
3.875%, 11/15/27	68,000	71,450
4.875%, 01/15/28	708,000	750,834
5.250%, 01/15/30	68,000	74,486
5.500%, 05/15/27	440,000	466,400
5.875%, 09/15/26	439,000	454,273

		19,245,962

Computers—0.6%
Apple, Inc.
2.375%, 02/08/41	385,000	373,278
2.550%, 08/20/60	1,221,000	1,139,046
2.800%, 02/08/61	1,004,000	977,862
3.850%, 05/04/43	1,446,000	1,718,336
Dell International LLC / EMC Corp.
4.900%, 10/01/26	1,374,000	1,585,711
8.350%, 07/15/46	367,000	600,266
Hewlett Packard Enterprise Co.
3.500%, 10/05/21	146,000	146,824
4.650%, 10/01/24	3,405,000	3,785,607
HP, Inc.
3.400%, 06/17/30	340,000	364,151
6.000%, 09/15/41	160,000	210,404
International Business Machines Corp.
1.950%, 05/15/30 (f)	2,601,000	2,597,413
2.850%, 05/15/40	600,000	609,769
3.300%, 05/15/26	2,645,000	2,909,662
3.500%, 05/15/29	1,896,000	2,121,812
Leidos, Inc. 4.375%, 05/15/30	2,712,000	3,079,557

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Seagate HDD Cayman 4.091%, 06/01/29 (144A)	570,000	$583,566

		22,803,264

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	367,000	376,069
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A) (f)	438,000	449,476
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	490,000	514,965

		1,340,510

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/25	309,000	340,140
4.450%, 04/03/26	880,000	966,426
Air Lease Corp. 1.875%, 08/15/26 (f)	2,795,000	2,797,160
Alpha Holding S.A. de C.V. 9.000%, 02/10/25 † (144A)	609,000	117,233
ASG Finance Designated Activity Co.
7.875%, 12/03/24 (144A) (f)	1,018,000	992,550
Capital One Financial Corp.
3.900%, 01/29/24	1,020,000	1,100,804
4.750%, 07/15/21	231,000	231,373
Charles Schwab Corp. (The)
3.200%, 03/02/27	660,000	720,154
4.000%, 10Y H15 + 3.079%, 12/01/30 (b)	2,100,000	2,148,300
Discover Financial Services 4.500%, 01/30/26	62,000	69,995
GE Capital International Funding Co. 4.418%, 11/15/35	2,466,000	2,955,455
Intercontinental Exchange, Inc.
1.850%, 09/15/32	1,362,000	1,288,952
3.750%, 09/21/28	610,000	686,690
Intercorp Peru, Ltd. 3.875%, 08/15/29 (144A)	200,000	193,600
Mastercard, Inc. 2.950%, 06/01/29	568,000	620,002
Navient Corp.
5.875%, 10/25/24	223,000	240,561
6.500%, 06/15/22	414,000	431,678
6.750%, 06/25/25	236,000	261,302
6.750%, 06/15/26	233,000	260,086
7.250%, 09/25/23	239,000	263,796
Operadora de Servicios Mega S.A. de C.V. Sofom ER 8.250%, 02/11/25 (144A)	892,000	896,460
ORIX Corp. 2.900%, 07/18/22	22,000	22,572
Quicken Loans LLC 5.250%, 01/15/28 (144A)	428,000	449,400
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	564,000	556,950

Diversified Financial Services—(Continued)
Synchrony Financial
3.700%, 08/04/26	396,000	432,384
4.500%, 07/23/25	24,000	26,839
United Wholesale Mortgage LLC 5.500%, 11/15/25 (144A)	1,640,000	1,698,269
Visa, Inc.
2.700%, 04/15/40	1,283,000	1,326,276
4.150%, 12/14/35	788,000	968,757
XP, Inc. 3.250%, 07/01/26 (144A)	658,000	650,598

		23,714,762

Electric—2.8%
AEP Texas, Inc.
3.450%, 01/15/50	480,000	496,187
3.450%, 05/15/51	982,000	1,014,672
3.950%, 06/01/28	1,018,000	1,146,805
AEP Transmission Co. LLC
3.150%, 09/15/49	730,000	760,328
3.650%, 04/01/50	1,032,000	1,167,186
3.800%, 06/15/49	840,000	969,557
Alabama Power Co.
3.125%, 07/15/51	315,000	322,801
3.450%, 10/01/49	637,000	691,393
3.750%, 03/01/45	554,000	626,807
4.150%, 08/15/44	10,000	11,988
6.000%, 03/01/39	34,000	48,214
Ameren Illinois Co.
3.250%, 03/15/50	775,000	837,754
3.800%, 05/15/28 (f)	800,000	906,045
Baltimore Gas & Electric Co.
2.250%, 06/15/31	360,000	363,423
3.200%, 09/15/49	625,000	653,834
3.500%, 08/15/46	980,000	1,081,866
3.750%, 08/15/47	699,000	800,730
Calpine Corp. 4.500%, 02/15/28 (144A)	3,173,000	3,236,460
Capex S.A. 6.875%, 05/15/24 (144A)	231,000	213,677
CenterPoint Energy Houston Electric LLC
2.350%, 04/01/31	1,250,000	1,281,545
3.350%, 04/01/51 (f)	870,000	953,394
3.950%, 03/01/48	406,000	484,805
Centrais Eletricas Brasileiras S.A. 3.625%, 02/04/25 (144A)	361,000	371,379
Colbun S.A. 3.150%, 03/06/30 (144A)	200,000	203,750
Commonwealth Edison Co.
3.125%, 03/15/51	775,000	808,993
4.000%, 03/01/48	694,000	832,456
Consumers Energy Co.
3.100%, 08/15/50	445,000	470,095
3.500%, 08/01/51	615,000	696,743
3.750%, 02/15/50	1,357,000	1,600,935
3.950%, 07/15/47	337,000	398,363

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
DTE Electric Co.
3.250%, 04/01/51	353,000	$382,228
3.950%, 03/01/49	355,000	429,137
4.050%, 05/15/48	1,373,000	1,669,310
Duke Energy Carolinas LLC
2.450%, 02/01/30	1,894,000	1,956,462
3.450%, 04/15/51	1,481,000	1,642,076
3.950%, 11/15/28	321,000	367,712
3.950%, 03/15/48	9,000	10,573
Duke Energy Florida LLC
2.500%, 12/01/29	3,592,000	3,764,114
3.800%, 07/15/28	755,000	855,585
4.200%, 07/15/48	344,000	422,394
Duke Energy Ohio, Inc. 3.650%, 02/01/29	921,000	1,025,641
Duke Energy Progress LLC 3.450%, 03/15/29	1,992,000	2,206,562
Edison International
2.400%, 09/15/22	1,991,000	2,026,194
3.125%, 11/15/22	9,000	9,270
4.950%, 04/15/25	608,000	673,138
Empresas Publicas de Medellin E.S.P.
4.250%, 07/18/29 (144A)	323,000	319,770
4.375%, 02/15/31 (144A)	253,000	249,691
Entergy Arkansas LLC 3.350%, 06/15/52	523,000	558,427
Entergy Louisiana LLC 4.200%, 09/01/48	1,310,000	1,590,229
Eskom Holdings SOC, Ltd. 7.125%, 02/11/25	741,000	781,755
Exelon Corp.
4.700%, 04/15/50	731,000	923,338
5.100%, 06/15/45 (f)	166,000	216,871
FEL Energy VI Sarl 5.750%, 12/01/40 (f)	952,843	1,010,014
FirstEnergy Corp.
2.050%, 03/01/25	272,000	274,040
2.250%, 09/01/30	849,000	814,037
2.650%, 03/01/30	972,000	968,083
3.400%, 03/01/50	850,000	830,875
4.400%, 07/15/27	1,223,000	1,330,013
FirstEnergy Transmission LLC
4.350%, 01/15/25 (144A)	3,191,000	3,500,911
4.550%, 04/01/49 (144A)	2,814,000	3,300,435
Florida Power & Light Co.
3.150%, 10/01/49	1,708,000	1,856,033
3.700%, 12/01/47	410,000	482,225
3.950%, 03/01/48	1,403,000	1,704,210
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	1,023,000	787,720
Genneia S.A. 8.750%, 01/20/22	477,000	461,498
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	240,000	270,090

Electric—(Continued)
MidAmerican Energy Co.
3.100%, 05/01/27	70,000	76,471
3.150%, 04/15/50	680,000	726,293
3.650%, 04/15/29	2,047,000	2,314,631
4.250%, 07/15/49	687,000	863,509
6.750%, 12/30/31	206,000	292,037
NextEra Energy Capital Holdings, Inc. 1.900%, 06/15/28	463,000	467,973
Northern States Power Co.
2.250%, 04/01/31	10,000	10,291
2.600%, 06/01/51	536,000	509,098
2.900%, 03/01/50	356,000	363,149
4.000%, 08/15/45	471,000	561,795
NRG Energy, Inc.
2.450%, 12/02/27 (144A)	1,791,000	1,802,519
4.450%, 06/15/29 (144A)	1,196,000	1,320,120
5.250%, 06/15/29 (144A)	320,000	340,400
5.750%, 01/15/28	357,000	380,205
6.625%, 01/15/27	533,000	551,772
7.250%, 05/15/26	409,000	423,971
NSTAR Electric Co. 3.950%, 04/01/30	442,000	508,485
Ohio Power Co.
1.625%, 01/15/31	1,525,000	1,461,716
4.000%, 06/01/49	386,000	453,635
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	937,000	985,064
3.700%, 11/15/28	1,155,000	1,306,065
3.800%, 06/01/49	243,000	288,764
5.750%, 03/15/29	10,000	12,565
Orazul Energy Egenor SCA 5.625%, 04/28/27 (144A)	229,000	237,301
PECO Energy Co. 3.050%, 03/15/51	1,079,000	1,127,140
Public Service Electric & Gas Co
3.000%, 03/01/51	394,000	409,915
2.050%, 08/01/50	422,000	363,869
3.650%, 09/01/28	1,343,000	1,508,597
Southern California Edison Co.
1.200%, 02/01/26	617,000	612,432
1.845%, 02/01/22	104,286	104,339
2.250%, 06/01/30	1,858,000	1,826,845
3.700%, 08/01/25	1,500,000	1,633,797
4.200%, 03/01/29	966,000	1,089,465
Southwestern Public Service Co. 3.150%, 05/01/50	1,333,000	1,392,476
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.850%, 10/14/38 (144A)	505,000	554,490
Tampa Electric Co. 4.450%, 06/15/49	828,000	1,046,273
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,450,000	3,729,533
Virginia Electric & Power Co.
3.500%, 03/15/27	703,000	778,325
4.000%, 01/15/43	1,226,000	1,439,209

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Vistra Operations Co. LLC
4.300%, 07/15/29 (144A)	2,473,000	$2,687,950
5.000%, 07/31/27 (144A)	561,000	575,939
5.500%, 09/01/26 (144A)	435,000	448,594
5.625%, 02/15/27 (144A)	563,000	584,113

		101,293,976

Electronics—0.1%
Agilent Technologies, Inc.
2.100%, 06/04/30	1,723,000	1,704,687
2.300%, 03/12/31	428,000	427,971
3.050%, 09/22/26	680,000	733,304

		2,865,962

Energy-Alternate Sources—0.0%
Continuum Energy Levanter Pte, Ltd. 4.500%, 02/09/27 (144A)	375,000	384,000
India Green Energy Holdings 5.375%, 04/29/24 (144A)	375,000	392,437
Renewable Energy Group, Inc. 5.875%, 06/01/28 (144A)	130,000	136,338

		912,775

Engineering & Construction—0.1%
Mexico City Airport Trust 5.500%, 07/31/47	1,388,000	1,407,154
Stoneway Capital Corp.
10.000%, 03/01/27 (g)	1,193,766	340,223
10.000%, 03/01/27 (144A) (g)	1,137,974	324,323
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	318,000	329,130

		2,400,830

Entertainment—0.3%
Affinity Gaming 6.875%, 12/15/27 (144A)	353,000	374,621
Caesars Entertainment, Inc.
6.250%, 07/01/25 (144A)	2,452,000	2,599,120
8.125%, 07/01/27 (144A) (f)	761,000	846,384
Caesars Resort Collection LLC / CRC Finco, Inc.
5.250%, 10/15/25 (144A)	756,000	765,450
5.750%, 07/01/25 (144A) (f)	460,000	484,725
Cedar Fair L.P. 5.250%, 07/15/29	451,000	464,530
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.375%, 04/15/27	451,000	464,530
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	272,000	281,441
5.500%, 04/01/27 (144A) (f)	537,000	559,584
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	609,000	609,761

Entertainment—(Continued)
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance, Inc. 8.500%, 11/15/27 (144A)	1,550,000	1,664,700
Scientific Games International, Inc. 5.000%, 10/15/25 (144A)	629,000	649,443
SeaWorld Parks & Entertainment, Inc. 9.500%, 08/01/25 (144A)	276,000	296,010
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	931,000	983,369
7.750%, 04/15/25 (144A)	1,027,000	1,106,593

		12,150,261

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	371,000	388,622
Republic Services, Inc.
2.300%, 03/01/30	540,000	548,365
3.950%, 05/15/28	584,000	664,352
Waste Management, Inc.
1.150%, 03/15/28 (f)	1,795,000	1,739,156
2.000%, 06/01/29	415,000	419,415
2.950%, 06/01/41	496,000	510,971
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	227,000	234,321

		4,505,202

Food—0.3%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
3.500%, 02/15/23 (144A)	334,000	342,854
4.625%, 01/15/27 (144A)	121,000	126,560
4.875%, 02/15/30 (144A)	90,000	95,986
5.750%, 03/15/25	175,000	178,938
5.875%, 02/15/28 (144A)	557,000	600,109
7.500%, 03/15/26 (144A)	566,000	621,185
BRF GmbH 4.350%, 09/29/26 (144A)	580,000	609,725
BRF S.A. 5.750%, 09/21/50 (144A) (f)	450,000	461,475
Cydsa S.A.B. de C.V.
6.250%, 10/04/27 (144A)	509,000	536,359
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A)	321,000	335,285
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.500%, 01/15/30 (144A)	111,000	124,140
6.500%, 04/15/29 (144A)	637,000	715,835
6.750%, 02/15/28 (144A)	407,000	447,191
Lamb Weston Holdings, Inc.
4.625%, 11/01/24 (144A)	356,000	368,382
4.875%, 11/01/26 (144A)	358,000	370,082
Mondelez International, Inc. 2.750%, 04/13/30	1,287,000	1,355,650
Pilgrim’s Pride Corp. 5.875%, 09/30/27 (144A)	842,000	896,730
Post Holdings, Inc.
5.500%, 12/15/29 (144A)	349,000	373,866

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Post Holdings, Inc.
5.625%, 01/15/28 (144A)	443,000	$469,580
5.750%, 03/01/27 (144A)	605,000	632,981

		9,662,913

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (f)	496,000	519,411

Forest Products & Paper—0.1%
Celulosa Arauco y Constitucion S.A. 4.250%, 04/30/29 (144A)	325,000	353,766
Georgia-Pacific LLC
0.950%, 05/15/26 (144A)	744,000	731,658
1.750%, 09/30/25 (144A)	836,000	857,380
2.300%, 04/30/30 (144A)	664,000	678,198
8.875%, 05/15/31	376,000	593,446
International Paper Co.
4.800%, 06/15/44	352,000	448,233
6.000%, 11/15/41	367,000	521,547
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	200,000	209,702
Suzano Austria GmbH
3.125%, 01/15/32	400,000	396,148
3.750%, 01/15/31	135,000	141,581

		4,931,659

Gas—0.1%
Atmos Energy Corp. 4.125%, 03/15/49	368,000	444,522
CenterPoint Energy Resources Corp. 1.750%, 10/01/30	2,530,000	2,425,517
ONE Gas, Inc. 2.000%, 05/15/30	370,000	363,832
Piedmont Natural Gas Co., Inc.
2.500%, 03/15/31	810,000	822,690
3.640%, 11/01/46	135,000	145,211
Promigas S.A. ESP / Gases del Pacifico SAC
3.750%, 10/16/29	266,000	263,885
3.750%, 10/16/29 (144A)	200,000	198,410

		4,664,067

Healthcare-Products—0.2%
Boston Scientific Corp. 2.650%, 06/01/30	1,187,000	1,227,725
DH Europe Finance II Sarl 1.800%, 09/18/49 (EUR)	700,000	868,947
Medtronic Global Holdings SCA
1.500%, 07/02/39 (EUR)	630,000	782,688
1.750%, 07/02/49 (EUR)	700,000	881,877
Teleflex, Inc. 4.625%, 11/15/27	214,000	227,951
Thermo Fisher Scientific, Inc.
1.875%, 10/01/49 (EUR)	1,500,000	1,890,856

Healthcare-Products—(Continued)
Thermo Fisher Scientific, Inc.
2.600%, 10/01/29	399,000	418,846
4.497%, 03/25/30	480,000	571,544

		6,870,434

Healthcare-Services—1.0%
Aetna, Inc. 4.500%, 05/15/42	639,000	763,441
Anthem, Inc.
3.125%, 05/15/50	372,000	377,678
3.600%, 03/15/51	778,000	855,146
4.101%, 03/01/28	1,045,000	1,194,338
Centene Corp.
2.450%, 07/15/28	1,230,000	1,246,605
4.250%, 12/15/27	1,065,000	1,122,244
4.625%, 12/15/29	315,000	346,428
5.375%, 06/01/26 (144A)	1,022,000	1,067,990
5.375%, 08/15/26 (144A)	421,000	439,945
Charles River Laboratories International, Inc. 4.250%, 05/01/28 (144A)	135,000	139,556
DaVita, Inc. 4.625%, 06/01/30 (144A)	1,206,000	1,240,033
Encompass Health Corp.
4.500%, 02/01/28	223,000	231,356
4.750%, 02/01/30	225,000	239,062
HCA, Inc.
3.500%, 07/15/51	211,000	210,904
4.750%, 05/01/23	1,347,000	1,443,288
5.000%, 03/15/24	2,089,000	2,308,188
5.250%, 04/15/25	5,229,000	5,982,334
5.250%, 06/15/26	1,323,000	1,531,452
5.375%, 02/01/25	235,000	265,080
5.375%, 09/01/26	90,000	103,568
5.625%, 09/01/28	135,000	159,975
5.875%, 02/15/26	135,000	156,013
5.875%, 02/01/29	90,000	108,675
Humana, Inc. 4.875%, 04/01/30	713,000	860,200
Molina Healthcare, Inc. 5.375%, 11/15/22	283,000	296,089
Select Medical Corp. 6.250%, 08/15/26 (144A)	2,969,000	3,162,044
Tenet Healthcare Corp.
4.250%, 06/01/29 (144A)	857,000	867,712
4.625%, 07/15/24	616,000	625,055
4.625%, 09/01/24 (144A)	256,000	262,748
4.625%, 06/15/28 (144A)	92,000	94,686
4.875%, 01/01/26 (144A)	885,000	917,922
5.125%, 11/01/27 (144A)	135,000	141,581
6.250%, 02/01/27 (144A) (f)	1,353,000	1,412,194
UnitedHealth Group, Inc.
2.750%, 05/15/40	696,000	704,843
3.250%, 05/15/51	358,000	381,903
3.850%, 06/15/28	1,126,000	1,293,942
4.250%, 06/15/48	348,000	431,469

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
UnitedHealth Group, Inc.
4.450%, 12/15/48	351,000	$448,376
4.625%, 07/15/35	386,000	487,582
4.625%, 11/15/41	807,000	1,027,916
4.750%, 07/15/45	424,000	555,418

		35,504,979

Home Builders—0.3%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.625%, 01/15/28 (144A)	1,207,000	1,285,455
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	1,143,630
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
5.000%, 06/15/29 (144A)	265,000	266,988
6.250%, 09/15/27 (144A)	533,000	562,981
Century Communities, Inc. 6.750%, 06/01/27	239,000	253,639
Forestar Group, Inc.
3.850%, 05/15/26 (144A)	242,000	244,190
5.000%, 03/01/28 (144A)	659,000	682,065
Homes By West Bay LLC 9.500%, 04/30/27 (h) (i)	1,259,000	1,233,820
Lennar Corp.
4.125%, 01/15/22 (f)	279,000	281,790
4.500%, 04/30/24	225,000	246,094
4.750%, 05/30/25	45,000	50,456
4.750%, 11/29/27 (f)	80,000	92,469
5.250%, 06/01/26	1,685,000	1,955,594
M/I Homes, Inc. 4.950%, 02/01/28	1,010,000	1,053,682
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	662,000	676,233
5.250%, 12/15/27 (144A)	604,000	631,180
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A)	215,000	227,836
PulteGroup, Inc.
5.000%, 01/15/27 (f)	40,000	46,779
5.500%, 03/01/26	42,000	49,035
Taylor Morrison Communities, Inc. 5.875%, 06/15/27 (144A)	45,000	50,906
Toll Brothers Finance Corp. 4.375%, 04/15/23	59,000	61,508
TRI Pointe Homes, Inc. 5.700%, 06/15/28	60,000	66,150

		11,162,480

Household Products/Wares—0.0%
Spectrum Brands, Inc. 5.750%, 07/15/25	399,000	408,875

Insurance—0.4%
Ambac Assurance Corp.
5.100%, (144A) (j)	162,922	228,498
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	839,963	839,963

Insurance—(Continued)
American International Group, Inc.
3.400%, 06/30/30	1,646,000	1,805,007
4.375%, 01/15/55	393,000	476,035
4.500%, 07/16/44	1,176,000	1,427,359
Aon Corp.
2.800%, 05/15/30	1,654,000	1,736,402
3.750%, 05/02/29	2,463,000	2,771,527
4.500%, 12/15/28	1,072,000	1,253,453
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	383,463
Marsh & McLennan Cos., Inc.
1.349%, 09/21/26 (EUR)	830,000	1,039,298
1.979%, 03/21/30 (EUR)	1,046,000	1,379,828
2.250%, 11/15/30	1,712,000	1,734,004
Sitka Holdings LLC 4.643%, 3M LIBOR + 4.500%, 07/06/26 (144A) (b)	920,000	920,000
Trinity Acquisition plc 4.400%, 03/15/26	190,000	214,723

		16,209,560

Internet—0.4%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24	1,400,000	1,523,200
Amazon.com, Inc.
1.650%, 05/12/28	578,000	582,935
2.500%, 06/03/50	3,129,000	2,956,599
3.875%, 08/22/37	394,000	469,825
Baidu, Inc. 4.375%, 05/14/24	606,000	659,382
eBay, Inc. 1.400%, 05/10/26	2,118,000	2,125,171
Expedia Group, Inc.
2.950%, 03/15/31	1,126,000	1,140,991
3.250%, 02/15/30	665,000	694,624
5.000%, 02/15/26	1,349,000	1,538,905
6.250%, 05/01/25 (144A)	947,000	1,101,602
Netflix, Inc.
4.875%, 04/15/28	145,000	168,562
4.875%, 06/15/30 (144A)	90,000	107,037
5.375%, 11/15/29 (144A)	80,000	97,168
6.375%, 05/15/29	72,000	91,962

		13,257,963

Investment Companies—0.0%
MDGH - GMTN B.V.
2.500%, 11/07/24 (144A)	572,000	600,600
2.875%, 11/07/29 (144A)	382,000	399,904

		1,000,504

Iron/Steel—0.0%
Nucor Corp. 3.950%, 05/01/28	341,000	388,258

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Vale Overseas, Ltd. 3.750%, 07/08/30 (f)	435,000	$463,145

		851,403

Lodging—0.1%
Boyd Gaming Corp. 8.625%, 06/01/25 (144A)	302,000	332,916
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	90,000	96,075
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	259,000	270,007
Marriott International, Inc.
2.850%, 04/15/31	746,000	757,556
4.625%, 06/15/30	373,000	429,585
Marriott Ownership Resorts, Inc. 6.125%, 09/15/25 (144A)	706,000	750,796
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26 (f)	334,000	346,942
MGM Resorts International
4.625%, 09/01/26 (f)	35,000	36,969
5.500%, 04/15/27	59,000	64,753
5.750%, 06/15/25	59,000	65,062
Station Casinos LLC 5.000%, 10/01/25 (144A)	181,000	183,715
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A)	498,000	534,902
5.500%, 03/01/25 (144A)	998,000	1,074,706

		4,943,984

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.200%, 01/15/24	3,850,000	4,166,019
Otis Worldwide Corp. 2.565%, 02/15/30	1,293,000	1,339,092
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	926,000	975,773

		6,480,884

Media—1.6%
AMC Networks, Inc.
4.750%, 08/01/25 (f)	335,000	343,945
5.000%, 04/01/24	180,000	182,290
CCO Holdings LLC / CCO Holdings Capital Corp.
4.750%, 03/01/30 (144A)	658,000	695,835
5.000%, 02/01/28 (144A)	1,253,000	1,314,084
5.125%, 05/01/27 (144A)	1,191,000	1,249,240
5.375%, 06/01/29 (144A)	569,000	621,974
5.500%, 05/01/26 (144A)	512,000	529,357
5.750%, 02/15/26 (144A)	430,000	444,431
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.850%, 04/01/61	903,000	886,291
4.400%, 12/01/61 (f)	849,000	912,238
5.125%, 07/01/49	2,120,000	2,524,709

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
5.375%, 05/01/47	745,000	912,931
5.750%, 04/01/48	844,000	1,074,193
6.484%, 10/23/45	3,637,000	5,008,810
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	640,000	656,141
Comcast Corp.
1.950%, 01/15/31	5,464,000	5,386,537
2.450%, 08/15/52 (f)	420,000	379,422
2.650%, 02/01/30	3,284,000	3,456,965
3.400%, 04/01/30	3,263,000	3,601,847
3.400%, 07/15/46	1,411,000	1,505,163
3.969%, 11/01/47	780,000	908,103
3.999%, 11/01/49	2,672,000	3,146,550
4.150%, 10/15/28	723,000	836,914
4.600%, 10/15/38	1,021,000	1,265,429
COX Communications, Inc.
3.150%, 08/15/24 (144A)	1,381,000	1,473,213
3.600%, 06/15/51 (144A)	1,330,000	1,400,527
CSC Holdings LLC
5.750%, 01/15/30 (144A)	845,000	877,744
7.500%, 04/01/28 (144A)	387,000	424,732
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	255,000	165,113
Discovery Communications LLC 1.900%, 03/19/27 (EUR)	1,804,000	2,287,914
Gray Television, Inc.
5.875%, 07/15/26 (144A)	301,000	310,783
7.000%, 05/15/27 (144A)	367,000	396,819
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	45,000	46,294
5.250%, 08/15/27 (144A)	324,000	338,710
6.375%, 05/01/26	362,706	385,829
Meredith Corp. 6.875%, 02/01/26 (f)	817,000	849,680
NBCUniversal Media LLC 5.950%, 04/01/41	786,000	1,131,701
Nexstar Broadcasting, Inc.
4.750%, 11/01/28 (144A)	433,000	444,907
5.625%, 07/15/27 (144A)	523,000	554,380
Sirius XM Radio, Inc.
4.625%, 07/15/24 (144A)	591,000	606,602
5.000%, 08/01/27 (144A)	650,000	681,037
5.375%, 07/15/26 (144A)	340,000	351,050
5.500%, 07/01/29 (144A)	544,000	592,797
TEGNA, Inc.
4.625%, 03/15/28 (f)	832,000	863,200
5.000%, 09/15/29	99,000	103,602
ViacomCBS, Inc.
4.375%, 03/15/43	336,000	388,771
5.850%, 09/01/43	1,152,000	1,578,373
VTR Comunicaciones S.p.A. 4.375%, 04/15/29 (144A)	430,000	429,957
Walt Disney Co. (The)
2.750%, 09/01/49	2,280,000	2,250,245
4.700%, 03/23/50	506,000	674,741

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Ziggo B.V. 5.500%, 01/15/27 (144A)	687,000	$713,793
Ziggo Bond Co. B.V. 6.000%, 01/15/27 (144A)	178,000	186,010

		58,351,923

Metal Fabricate/Hardware—0.0%
HTA Group, Ltd. 7.000%, 12/18/25 (144A)	410,000	436,150

Mining—0.3%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	482,000	483,823
5.625%, 04/01/30 (144A)	802,000	981,267
AngloGold Ashanti Holdings plc 3.750%, 10/01/30	200,000	206,156
FMG Resources August 2006 Pty, Ltd. 4.500%, 09/15/27 (144A)	54,000	58,725
Freeport-McMoRan, Inc.
5.000%, 09/01/27	54,000	57,037
5.250%, 09/01/29	54,000	59,602
Glencore Funding LLC
1.625%, 04/27/26 (144A)	3,350,000	3,361,380
2.500%, 09/01/30 (144A) (f)	3,240,000	3,232,083
2.850%, 04/27/31 (144A)	1,050,000	1,067,782
Newmont Corp. 2.250%, 10/01/30 (f)	1,311,000	1,307,419
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	900,000	882,450

		11,697,724

Miscellaneous Manufacturing—0.1%
General Electric Co.
4.250%, 05/01/40	4,000	4,675
4.500%, 03/11/44	13,000	15,759
6.875%, 01/10/39	177,000	264,802
Parker-Hannifin Corp.
3.250%, 03/01/27	435,000	475,597
4.000%, 06/14/49 (f)	318,000	377,753
Textron, Inc.
2.450%, 03/15/31	446,000	446,375
3.900%, 09/17/29	1,540,000	1,723,156

		3,308,117

Multi-National—0.0%
Banco Latinoamericano de Comercio Exterior S.A. 2.375%, 09/14/25 (144A)	389,000	398,336

Oil & Gas—1.0%
BP Capital Markets America, Inc.
3.379%, 02/08/61	581,000	584,089
3.790%, 02/06/24	1,243,000	1,340,847
California Resources Corp. 7.125%, 02/01/26 (144A) (f)	278,000	292,545

Oil & Gas—(Continued)
Centennial Resource Production LLC 5.375%, 01/15/26 (144A)	75,000	73,500
Chesapeake Energy Corp.
5.500%, 02/01/26 (144A)	276,000	291,180
Chevron USA, Inc.
2.343%, 08/12/50	672,000	605,224
4.950%, 08/15/47	565,000	761,592
Citgo Holding, Inc. 9.250%, 08/01/24 (144A)	375,000	382,500
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	230,000	238,050
Devon Energy Corp.
4.500%, 01/15/30 (144A)	268,000	294,638
5.850%, 12/15/25 (f)	250,000	293,433
Diamondback Energy, Inc.
3.125%, 03/24/31	341,000	353,397
3.500%, 12/01/29	2,590,000	2,772,716
Ecopetrol S.A.
5.375%, 06/26/26	2,112,000	2,328,691
6.875%, 04/29/30	926,000	1,117,691
Energean Israel Finance, Ltd. 5.875%, 03/30/31 (144A)	1,045,000	1,073,215
EOG Resources, Inc. 4.150%, 01/15/26	1,268,000	1,426,603
Exxon Mobil Corp. 1.408%, 06/26/39 (EUR)	1,740,000	2,029,513
Frontera Energy Corp. 7.875%, 06/21/28 (144A)	395,000	395,988
Geopark, Ltd. 5.500%, 01/17/27 (144A)	200,000	202,002
Great Western Petroleum LLC / Great Western Finance Corp. 12.000%, 09/01/25 (144A)	449,000	446,755
Marathon Petroleum Corp.
4.500%, 04/01/48	50,000	57,074
5.850%, 12/15/45	360,000	469,669
Matador Resources Co. 5.875%, 09/15/26 (f)	94,000	96,820
Odebrecht Offshore Drilling Finance, Ltd. 7.720%, 12/01/26 (144A) (l)	235	56
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24	379,000	423,809
OQ SAOC 5.125%, 05/06/28 (144A)	205,000	206,038
Petrobras Global Finance B.V.
5.299%, 01/27/25	601,000	676,876
5.600%, 01/03/31	718,000	804,160
6.250%, 03/17/24	168,000	189,655
Petroleos Mexicanos
5.350%, 02/12/28	400,000	393,380
5.625%, 01/23/46	62,000	50,539
6.350%, 02/12/48	254,000	216,459
6.500%, 01/23/29	1,388,000	1,426,996
6.840%, 01/23/30	2,107,000	2,171,263
6.875%, 10/16/25 (f)	942,000	1,042,794
6.950%, 01/28/60 (f)	176,000	155,742
7.190%, 09/12/24 (MXN)	10,200,000	483,546

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petroleos Mexicanos
7.690%, 01/23/50	1,057,000	$1,017,363
Pioneer Natural Resources Co. 2.150%, 01/15/31 (f)	781,000	765,277
Puma International Financing S.A. 5.125%, 10/06/24 (144A)	524,000	527,982
Shelf Drilling Holdings Ltd. 8.875%, 11/15/24 (144A)	72,000	74,340
Shell International Finance B.V.
2.375%, 11/07/29 (f)	2,496,000	2,590,654
2.750%, 04/06/30	1,767,000	1,883,510
4.550%, 08/12/43	560,000	696,934
SM Energy Co. 10.000%, 01/15/25 (144A) (f)	1,129,000	1,273,896
Suncor Energy, Inc.
6.500%, 06/15/38	417,000	589,942
6.850%, 06/01/39	89,000	130,756
Sunoco L.P. / Sunoco Finance Corp.
5.500%, 02/15/26	145,000	149,423
6.000%, 04/15/27 (f)	119,000	124,444
YPF S.A. 7.000%, 12/15/47 (144A)	509,000	332,662

		36,326,228

Oil & Gas Services—0.0%
Bristow Group, Inc. 6.875%, 03/01/28 (144A)	440,000	448,800

Packaging & Containers—0.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 08/15/27 (144A)	210,000	214,200
Ball Corp.
4.875%, 03/15/26	68,000	75,736
5.250%, 07/01/25	90,000	101,587
Klabin Austria GmbH 3.200%, 01/12/31 (144A)	340,000	333,588
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	327,000	352,627

		1,077,738

Pharmaceuticals—1.6%
AbbVie, Inc.
2.600%, 11/21/24	7,269,000	7,664,775
3.200%, 05/14/26	3,575,000	3,876,262
3.800%, 03/15/25	3,058,000	3,344,982
4.050%, 11/21/39	321,000	372,818
4.250%, 11/21/49	330,000	395,510
4.450%, 05/14/46	1,480,000	1,787,279
4.500%, 05/14/35	2,214,000	2,666,756
4.550%, 03/15/35	1,184,000	1,437,033
4.850%, 06/15/44	49,000	62,308
AstraZeneca plc 1.375%, 08/06/30	2,541,000	2,404,474
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	745,000	809,740

Pharmaceuticals—(Continued)
Bausch Health Americas, Inc.
9.250%, 04/01/26 (144A)	639,000	695,040
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A)	235,000	240,522
5.500%, 11/01/25 (144A)	616,000	632,016
5.750%, 08/15/27 (144A)	183,000	194,233
7.000%, 01/15/28 (144A)	308,000	317,240
7.250%, 05/30/29 (144A)	318,000	324,967
9.000%, 12/15/25 (144A)	647,000	693,778
Cigna Corp.
3.250%, 04/15/25	448,000	482,984
3.400%, 03/01/27	1,374,000	1,506,794
3.750%, 07/15/23	16,000	17,039
4.375%, 10/15/28	3,882,000	4,514,891
CVS Health Corp.
1.750%, 08/21/30	1,205,000	1,161,449
3.250%, 08/15/29	4,771,000	5,176,731
3.750%, 04/01/30	3,917,000	4,383,397
5.050%, 03/25/48	870,000	1,130,022
5.125%, 07/20/45	1,730,000	2,250,124
Elanco Animal Health, Inc.
5.272%, 08/28/23	327,000	351,718
5.900%, 08/28/28	65,000	76,068
Eli Lilly & Co.
1.700%, 11/01/49 (EUR)	700,000	921,494
Johnson & Johnson
3.700%, 03/01/46	291,000	346,103
3.750%, 03/03/47	298,000	358,374
Merck & Co., Inc.
2.450%, 06/24/50 (f)	408,000	384,899
4.000%, 03/07/49	345,000	422,098
Pfizer, Inc.
1.700%, 05/28/30 (f)	1,212,000	1,207,721
2.625%, 04/01/30	1,761,000	1,875,410
3.450%, 03/15/29	791,000	889,662
Takeda Pharmaceutical Co., Ltd.
2.000%, 07/09/40 (EUR)	1,790,000	2,281,701
2.050%, 03/31/30	1,982,000	1,966,307
5.000%, 11/26/28	607,000	730,887

		60,355,606

Pipelines—1.9%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A)	160,000	173,389
Boardwalk Pipelines L.P. 4.800%, 05/03/29	275,000	316,462
Buckeye Partners L.P.
3.950%, 12/01/26	54,000	54,945
4.125%, 03/01/25 (144A)	219,000	226,939
4.150%, 07/01/23	391,000	404,196
4.350%, 10/15/24	500,000	523,125
Cameron LNG LLC
3.302%, 01/15/35 (144A)	1,320,000	1,417,398
3.402%, 01/15/38 (144A)	1,690,000	1,784,757

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	2,439,000	$2,836,037
5.875%, 03/31/25	2,204,000	2,525,936
Cheniere Energy Partners L.P.
4.500%, 10/01/29	135,000	145,125
5.625%, 10/01/26	219,000	227,213
Cheniere Energy, Inc. 4.625%, 10/15/28 (144A)	426,000	449,430
DCP Midstream Operating L.P.
5.125%, 05/15/29	54,000	59,670
5.375%, 07/15/25	74,000	82,414
Eastern Gas Transmission & Storage, Inc.
4.600%, 12/15/44 (144A)	254,000	296,924
4.800%, 11/01/43 (144A)	265,000	312,493
Energy Transfer L.P.
2.900%, 05/15/25	3,887,000	4,090,987
4.250%, 04/01/24	1,343,000	1,448,254
5.500%, 06/01/27	449,000	526,580
5.950%, 12/01/25	1,310,000	1,533,730
6.100%, 02/15/42	353,000	438,861
6.500%, 02/01/42	1,104,000	1,433,351
Enterprise Products Operating LLC
2.800%, 01/31/30	373,000	394,043
3.125%, 07/31/29	3,477,000	3,751,467
Galaxy Pipeline Assets Bidco, Ltd.
2.160%, 03/31/34 (144A)	470,000	461,210
2.940%, 09/30/40 (144A)	535,000	531,047
Kinder Morgan Energy Partners L.P.
4.700%, 11/01/42	512,000	598,469
6.950%, 01/15/38	503,000	718,917
MPLX L.P.
1.750%, 03/01/26	1,411,000	1,426,212
2.650%, 08/15/30 (f)	1,972,000	1,990,327
4.875%, 12/01/24	492,000	550,574
NGPL PipeCo LLC
3.250%, 07/15/31 (144A)	1,957,000	2,016,942
4.875%, 08/15/27 (144A)	990,000	1,133,886
7.768%, 12/15/37 (144A)	414,000	592,228
Northwest Pipeline LLC 4.000%, 04/01/27	2,329,000	2,605,552
Oleoducto Central S.A. 4.000%, 07/14/27 (144A)	614,000	633,476
Rattler Midstream L.P. 5.625%, 07/15/25 (144A)	225,000	236,531
Sabine Pass Liquefaction LLC
5.000%, 03/15/27	860,000	993,078
5.625%, 04/15/23	1,735,000	1,863,901
5.625%, 03/01/25	10,394,000	11,879,690
5.750%, 05/15/24	3,188,000	3,577,527
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.000%, 01/15/28	68,000	71,740
5.375%, 02/01/27	216,000	224,910
5.500%, 03/01/30	90,000	98,969
5.875%, 04/15/26	404,000	424,325
6.500%, 07/15/27	345,000	373,883
6.875%, 01/15/29	349,000	393,194

Pipelines—(Continued)
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	1,732,000	1,883,766
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	509,000	603,764
Transcontinental Gas Pipe Line Co. LLC
3.950%, 05/15/50	686,000	766,533
4.000%, 03/15/28	2,280,000	2,579,658
7.850%, 02/01/26	3,110,000	3,949,381
Western Midstream Operating L.P. 2.288%, 3M LIBOR + 2.100%, 01/13/23 (b)	861,000	856,703
Williams Cos., Inc. (The) 7.500%, 01/15/31	615,000	852,002

		70,342,121

Real Estate—0.1%
Arabian Centres Sukuk II, Ltd. 5.625%, 10/07/26 (144A)	515,000	547,043
Arabian Centres Sukuk, Ltd. 5.375%, 11/26/24	285,000	298,110
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	838,623
Howard Hughes Corp. (The) 5.375%, 08/01/28 (144A)	749,000	795,161
MAF Global Securities, Ltd.
4.750%, 05/07/24	204,000	222,266
5.500%, 5Y USD Swap + 3.476%, 09/07/22 (b)	255,000	262,178

		2,963,381

Real Estate Investment Trusts—1.3%
American Tower Corp.
1.300%, 09/15/25	17,000	17,038
2.100%, 06/15/30	723,000	710,992
2.400%, 03/15/25	3,116,000	3,255,726
3.800%, 08/15/29	2,091,000	2,329,834
5.000%, 02/15/24	292,000	323,841
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	560,000	592,802
Crown Castle International Corp.
1.050%, 07/15/26	916,000	894,609
2.100%, 04/01/31	382,000	372,269
3.100%, 11/15/29	2,982,000	3,163,781
3.300%, 07/01/30	1,604,000	1,718,355
3.800%, 02/15/28	385,000	427,766
5.200%, 02/15/49	424,000	551,796
Digital Dutch Finco B.V. 1.500%, 03/15/30 (EUR)	1,550,000	1,938,792
Duke Realty L.P. 1.750%, 02/01/31	1,944,000	1,864,686
Equinix, Inc.
1.000%, 09/15/25	2,628,000	2,609,294
2.150%, 07/15/30	1,036,000	1,029,386
2.500%, 05/15/31	664,000	675,307
ESH Hospitality, Inc. 5.250%, 05/01/25 (144A)	512,000	521,523

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24	570,000	$603,811
4.000%, 01/15/30	1,410,000	1,513,367
4.000%, 01/15/31	1,386,000	1,493,387
5.375%, 04/15/26	510,000	587,015
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
4.500%, 09/01/26	278,000	296,765
5.625%, 05/01/24	965,000	1,045,049
5.750%, 02/01/27	530,000	589,689
MPT Operating Partnership L.P. / MPT Finance Corp.
4.625%, 08/01/29	80,000	85,637
5.000%, 10/15/27	605,000	641,354
5.250%, 08/01/26	45,000	46,350
National Retail Properties, Inc. 3.500%, 04/15/51	936,000	979,578
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/29 (144A)	892,000	922,729
Prologis Euro Finance LLC 1.500%, 09/10/49 (EUR)	1,255,000	1,465,777
Realty Income Corp. 3.250%, 01/15/31	920,000	1,002,284
RHP Hotel Properties L.P. / RHP Finance Corp. 4.750%, 10/15/27 (f)	377,000	387,198
Service Properties Trust
4.350%, 10/01/24	233,000	234,631
4.500%, 06/15/23	1,350,000	1,383,750
5.000%, 08/15/22	789,000	797,284
5.500%, 12/15/27	135,000	144,076
7.500%, 09/15/25	264,000	298,900
Trust Fibra Uno
5.250%, 01/30/26 (144A)	330,000	371,250
6.390%, 01/15/50 (144A)	237,000	277,292
VICI Properties L.P. / VICI Note Co., Inc.
3.500%, 02/15/25 (144A) (f)	5,159,000	5,260,839
3.750%, 02/15/27 (144A)	804,000	817,764
4.125%, 08/15/30 (144A)	958,000	983,694
4.250%, 12/01/26 (144A)	2,843,000	2,957,345
4.625%, 12/01/29 (144A)	90,000	95,625
XHR L.P.
4.875%, 06/01/29 (144A)	137,000	141,452
6.375%, 08/15/25 (144A)	236,000	251,045

		48,672,734

Retail—0.6%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	68,000	68,850
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,338,000	2,569,538
Golden Nugget, Inc. 6.750%, 10/15/24 (144A) (f)	730,000	737,461
Grupo Axo SAPI de C.V. 5.750%, 06/08/26 (144A)	226,000	225,713

Retail—(Continued)
Home Depot, Inc. (The) 2.950%, 06/15/29	3,725,000	4,068,893
InRetail Consumer 3.250%, 03/22/28 (144A)	330,000	325,753
Lowe’s Cos., Inc.
1.300%, 04/15/28	503,000	490,660
2.625%, 04/01/31	155,000	160,157
3.650%, 04/05/29	931,000	1,041,380
4.000%, 04/15/25 (f)	4,711,000	5,212,524
McDonald’s Corp.
2.125%, 03/01/30	640,000	647,012
3.600%, 07/01/30	1,525,000	1,714,823
3.625%, 09/01/49	343,000	380,091
4.200%, 04/01/50	17,000	20,484
4.450%, 09/01/48	522,000	649,560
4.875%, 12/09/45	908,000	1,169,657
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	147,000	150,308
Starbucks Corp.
2.250%, 03/12/30	507,000	512,932
2.550%, 11/15/30	2,171,000	2,249,484

		22,395,280

Semiconductors—1.1%
Applied Materials, Inc. 2.750%, 06/01/50	659,000	654,009
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	1,941,000	2,144,762
Broadcom, Inc.
2.600%, 02/15/33 (144A)	1,334,000	1,304,477
3.150%, 11/15/25	383,000	410,492
3.419%, 04/15/33 (144A)	1,929,000	2,025,767
3.469%, 04/15/34 (144A)	2,539,000	2,685,639
4.150%, 11/15/30	1,137,000	1,275,049
4.300%, 11/15/32	1,386,000	1,578,274
4.750%, 04/15/29	1,262,000	1,468,030
Intel Corp. 3.734%, 12/08/47	1,228,000	1,402,302
KLA Corp.
3.300%, 03/01/50	2,136,000	2,260,166
4.100%, 03/15/29	1,866,000	2,154,119
Lam Research Corp.
2.875%, 06/15/50	480,000	483,067
3.750%, 03/15/26	1,325,000	1,483,727
4.875%, 03/15/49	1,285,000	1,732,903
NVIDIA Corp.
1.550%, 06/15/28	2,884,000	2,872,243
2.850%, 04/01/30	952,000	1,030,515
3.200%, 09/16/26	332,000	365,237
3.500%, 04/01/50	1,113,000	1,256,462
NXP B.V. / NXP Funding LLC / NXP U.S.A., Inc.
2.500%, 05/11/31 (144A)	2,201,000	2,222,771
3.400%, 05/01/30 (144A)	2,069,000	2,259,158
3.875%, 06/18/26 (144A)	420,000	465,170
4.300%, 06/18/29 (144A)	2,831,000	3,245,799

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
QUALCOMM, Inc. 4.300%, 05/20/47	1,824,000	$2,302,901

		39,083,039

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
3.844%, 05/01/25	995,000	1,084,273
4.200%, 05/01/30	1,224,000	1,397,944

		2,482,217

Software—1.2%
Activision Blizzard, Inc.
1.350%, 09/15/30 (f)	1,290,000	1,206,197
2.500%, 09/15/50	850,000	762,991
Autodesk, Inc. 3.500%, 06/15/27	2,478,000	2,730,725
Citrix Systems, Inc.
3.300%, 03/01/30	998,000	1,049,973
4.500%, 12/01/27	1,813,000	2,054,996
Fidelity National Information Services, Inc.
1.000%, 12/03/28 (EUR)	1,750,000	2,134,090
1.500%, 05/21/27 (EUR)	470,000	591,108
2.950%, 05/21/39 (EUR)	900,000	1,302,244
Fiserv, Inc. 3.500%, 07/01/29	6,277,000	6,906,847
Microsoft Corp. 2.921%, 03/17/52	3,506,000	3,721,086
Oracle Corp.
3.600%, 04/01/40	5,332,000	5,623,970
3.600%, 04/01/50	1,146,000	1,176,773
3.650%, 03/25/41	3,308,000	3,507,660
3.900%, 05/15/35	2,705,000	3,012,283
4.000%, 07/15/46	3,603,000	3,906,995
4.000%, 11/15/47	1,699,000	1,853,386
4.100%, 03/25/61	328,000	363,651
4.125%, 05/15/45	41,000	45,685
4.300%, 07/08/34	1,418,000	1,643,854
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	161,000	160,889
Roper Technologies, Inc. 2.950%, 09/15/29	411,000	439,439
salesforce.com, Inc. 3.050%, 07/15/61	162,000	164,142

		44,358,984

Telecommunications—2.4%
Altice France S.A.
5.500%, 01/15/28 (144A)	356,000	369,421
7.375%, 05/01/26 (144A)	1,003,000	1,043,050
8.125%, 02/01/27 (144A)	692,000	753,934
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	8,000,000	7,934,481
1.650%, 02/01/28	1,066,000	1,058,062
2.550%, 12/01/33 (144A)	20,000	19,813

Telecommunications—(Continued)
AT&T, Inc.
2.600%, 05/19/38 (EUR)	850,000	1,154,158
2.750%, 06/01/31 (f)	1,964,000	2,041,555
3.500%, 09/15/53 (144A)	2,278,000	2,288,639
3.500%, 02/01/61	374,000	368,950
3.550%, 09/15/55 (144A)	1,403,000	1,407,704
3.650%, 09/15/59 (144A)	1,905,000	1,931,858
3.800%, 12/01/57 (144A)	738,000	768,909
4.300%, 02/15/30	2,520,000	2,912,680
4.350%, 03/01/29	2,567,000	2,972,219
4.500%, 05/15/35	3,354,000	3,936,991
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	451,000	466,785
Connect Finco S.a.r.l. / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	756,000	799,470
Corning, Inc. 4.375%, 11/15/57	584,000	695,837
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	348,000	382,761
Digicel Group Holdings, Ltd. 8.000%, 04/01/25 (144A) (l)	282,690	237,460
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd.
8.000%, 12/31/26 (144A)	97,061	95,120
8.750%, 05/25/24 (144A)	243,135	253,164
13.000%, 12/31/25 (144A) (l)	133,406	133,740
Empresa Nacional de Telecomunicaciones S.A. 4.750%, 08/01/26 (144A)	1,277,000	1,411,196
Juniper Networks, Inc. 2.000%, 12/10/30	723,000	690,772
Kenbourne Invest S.A.
4.700%, 01/22/28 (144A)	210,000	211,050
6.875%, 11/26/24 (144A)	733,000	776,767
Level 3 Financing, Inc.
4.625%, 09/15/27 (144A)	90,000	93,413
5.250%, 03/15/26	309,000	318,428
Liquid Telecommunications Financing plc 5.500%, 09/04/26 (144A)	231,000	236,532
Millicom International Cellular S.A.
4.500%, 04/27/31 (144A)	480,000	496,800
6.625%, 10/15/26 (144A)	270,000	285,525
Motorola Solutions, Inc.
2.750%, 05/24/31	2,975,000	3,036,548
4.600%, 05/23/29	2,555,000	2,978,955
5.500%, 09/01/44	870,000	1,133,187
Oi S.A. 10.000%, 07/27/25 (l)	706,000	727,180
Sprint Corp.
7.625%, 02/15/25	728,000	864,959
7.625%, 03/01/26	734,000	895,480
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	195,438	196,516
T-Mobile USA, Inc.
3.750%, 04/15/27	2,179,000	2,407,795
3.875%, 04/15/30	8,173,000	9,135,943

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
VEON Holdings B.V.
3.375%, 11/25/27 (144A)	596,000	$599,576
Verizon Communications, Inc.
1.500%, 09/18/30	2,352,000	2,247,292
1.750%, 01/20/31	2,558,000	2,451,429
2.100%, 03/22/28	1,943,000	1,983,638
2.550%, 03/21/31	401,000	409,872
2.650%, 11/20/40	368,000	354,133
2.875%, 11/20/50	1,799,000	1,708,901
3.000%, 11/20/60	402,000	375,222
3.150%, 03/22/30	3,892,000	4,202,470
3.700%, 03/22/61	1,868,000	2,000,737
3.875%, 02/08/29	1,715,000	1,959,270
4.016%, 12/03/29	396,000	454,061
4.125%, 03/16/27	1,358,000	1,546,543
4.272%, 01/15/36	4,115,000	4,896,130
4.329%, 09/21/28	302,000	351,389
4.500%, 08/10/33	315,000	376,415
4.862%, 08/21/46	924,000	1,195,461
Vodafone Group plc 5.250%, 05/30/48	2,467,000	3,250,681
VTR Comunicaciones S.p.A. 5.125%, 01/15/28 (144A)	226,000	235,858

		90,522,885

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 2.600%, 11/19/22	695,000	715,033

Transportation—0.9%
Burlington Northern Santa Fe LLC
3.300%, 09/15/51	1,950,000	2,129,483
5.400%, 06/01/41	269,000	369,162
5.750%, 05/01/40	656,000	932,098
Canadian Pacific Railway Co. 2.050%, 03/05/30	842,000	838,031
CSX Corp.
2.400%, 02/15/30 (f)	625,000	642,491
2.500%, 05/15/51	431,000	391,260
3.350%, 09/15/49 (f)	309,000	327,654
4.300%, 03/01/48	1,116,000	1,354,294
4.650%, 03/01/68	407,000	532,734
ENA Master Trust 4.000%, 05/19/48 (144A) (f)	250,000	251,528
FedEx Corp.
2.400%, 05/15/31 (f)	3,465,000	3,526,409
4.100%, 02/01/45	425,000	485,292
4.250%, 05/15/30	1,530,000	1,781,390
Norfolk Southern Corp.
2.900%, 06/15/26	709,000	765,446
3.400%, 11/01/49	863,000	910,628
4.050%, 08/15/52	451,000	533,232
4.800%, 08/15/43	409,000	488,917
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A)	200,000	209,502

Transportation—(Continued)
Ryder System, Inc. 4.625%, 06/01/25	3,580,000	4,040,410
Simpar Europe S.A. 5.200%, 01/26/31 (144A)	520,000	533,785
Union Pacific Corp.
2.750%, 03/01/26	992,000	1,058,403
2.973%, 09/16/62	1,190,000	1,143,578
3.799%, 04/06/71 (144A)	724,000	803,469
3.839%, 03/20/60	1,513,000	1,722,545
3.950%, 08/15/59	311,000	361,741
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	632,416	685,328
United Parcel Service, Inc.
2.500%, 09/01/29	787,000	834,674
3.400%, 03/15/29	916,000	1,028,929
4.450%, 04/01/30	2,302,000	2,786,127
5.200%, 04/01/40	1,408,000	1,911,231
XPO Logistics, Inc.
6.125%, 09/01/23 (144A)	167,000	168,253
6.750%, 08/15/24 (144A)	415,000	431,081

		33,979,105

Trucking & Leasing—0.1%
DAE Funding LLC 2.625%, 03/20/25 (144A)	420,000	427,195
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1.200%, 11/15/25 (144A)	863,000	854,773
1.700%, 06/15/26 (144A)	1,452,000	1,461,604
2.700%, 11/01/24 (144A)	480,000	504,781
3.950%, 03/10/25 (144A)	900,000	984,115
4.000%, 07/15/25 (144A)	1,003,000	1,104,601

		5,337,069

Total Corporate Bonds & Notes (Cost $1,300,241,280)		1,322,543,386

Asset-Backed Securities—11.6%

Asset-Backed - Credit Card—0.0%
Brex Commercial Charge Card Master Trust 2.090%, 07/15/24 (144A)	850,000	855,418

Asset-Backed - Home Equity—0.5%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	505,046
0.352%, 1M LIBOR + 0.260%, 05/25/37 (b)	1,084,732	253,288
Bayview Financial Revolving Asset Trust
1.095%, 1M LIBOR + 1.000%, 05/28/39 (144A) (b)	4,928,570	4,226,565
1.095%, 1M LIBOR + 1.000%, 12/28/40 (144A) (b)	287,822	267,051
Bear Stearns Asset-Backed Securities Trust
0.442%, 1M LIBOR + 0.350%, 04/25/37 (b)	2,509,546	2,434,937
1.817%, 1M LIBOR + 1.725%, 08/25/34 (b)	50,058	50,200
Citigroup Mortgage Loan Trust
0.292%, 1M LIBOR + 0.200%, 05/25/37 (b)	2,061,689	1,647,363
0.362%, 1M LIBOR + 0.270%, 05/25/37 (b)	936,509	754,921

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	136,498	$164,961
Home Equity Mortgage Loan Asset-Backed Trust 2.117%, 1M LIBOR + 2.025%, 07/25/34 (b)	186,476	187,600
Home Equity Mortgage Trust 5.867%, 07/25/36 (m)	564,932	105,512
Home Loan Mortgage Loan Trust 0.793%, 1M LIBOR + 0.720%, 04/15/36 (b)	588,213	562,082
Irwin Home Equity Loan Trust
6.530%, 09/25/37 (144A) (m)	96,825	96,586
MASTR Asset-Backed Securities Trust
0.372%, 1M LIBOR + 0.280%, 05/25/37 (b)	621,846	555,437
0.612%, 1M LIBOR + 0.520%, 06/25/36 (144A) (b)	436,686	405,661
Option One Mortgage Loan Trust
0.302%, 1M LIBOR + 0.210%, 03/25/37 (b)	930,000	751,811
5.820%, 03/25/37 (m)	1,085,475	1,099,982
5.866%, 01/25/37 (m)	3,068,250	3,081,832
Security National Mortgage Loan Trust 0.442%, 1M LIBOR + 0.350%, 04/25/37 (144A) (b)	76,055	76,007
Yale Mortgage Loan Trust 0.492%, 1M LIBOR + 0.400%, 06/25/37 (144A) (b)	802,021	344,414

		17,571,256

Asset-Backed - Manufactured Housing—0.4%
Bank of America Manufactured Housing Contract Trust
7.070%, 02/10/22 (b)	470,000	227,766
7.429%, 12/10/25 (b)	4,000,000	1,607,278
BCMSC Trust
7.575%, 06/15/30 (b)	1,270,292	300,984
7.830%, 06/15/30 (b)	1,178,847	288,720
8.290%, 06/15/30 (b)	850,435	220,523
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (b)	2,267,617	2,372,077
Conseco Finance Corp.
6.280%, 09/01/30	193,352	201,493
6.830%, 04/01/30 (b)	139,673	136,651
6.980%, 09/01/30 (b)	965,203	915,193
7.500%, 03/01/30 (b)	404,011	223,407
7.860%, 03/01/30 (b)	377,256	216,881
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	907,621	373,702
8.060%, 09/01/29 (b)	649,686	202,068
8.200%, 05/01/31	1,658,470	702,833
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (b)	627,981	649,138
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (m)	344,000	353,562
Greenpoint Manufactured Housing
8.290%, 12/15/29 (b)	440,000	456,124
9.230%, 12/15/29 (b)	394,253	344,272
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (b)	1,530,317	1,621,381
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (b)	200,955	156,027
7.620%, 06/15/32 (b)	821,404	709,522

Asset-Backed - Manufactured Housing—(Continued)
Origen Manufactured Housing Contract Trust
1.273%, 1M LIBOR + 1.200%, 10/15/37 (144A) (b)	472,462	454,550
7.820%, 03/15/32 (b)	273,767	268,481

		13,002,633

Asset-Backed - Other—10.0%
510 Loan Acquisition Trust 5.107%, 09/25/60 (144A) (m)	1,085,417	1,101,906
522 Funding CLO, Ltd. 2.588%, 3M LIBOR + 2.400%, 04/20/30 (144A) (b)	625,000	624,683
3.838%, 3M LIBOR + 3.650%, 04/20/30 (144A) (b)	360,000	360,038
AGL CLO, Ltd.
1.290%, 3M LIBOR + 1.160%, 07/20/34 (144A) (b)	1,310,000	1,310,587
AIMCO CLO
1.266%, 3M LIBOR + 1.100%, 01/15/32 (144A) (b)	940,000	939,764
1.484%, 3M LIBOR + 1.300%, 01/15/28 (144A) (b)	250,000	250,106
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	180,585	81,778
Zero Coupon, 06/25/57 (144A)	1,451,031	1,630,680
Zero Coupon, 08/25/57 (144A)	1,107,518	1,224,243
Zero Coupon, 12/25/57 (144A)	160,929	126,281
Zero Coupon, 04/25/58 (144A)	41,755	36,239
Zero Coupon, 06/25/58 (144A)	576,300	515,218
Zero Coupon, 08/25/58 (144A)	814,621	525,268
Zero Coupon, 11/25/58 (144A)	694,660	575,328
Zero Coupon, 09/25/59 (144A)	2,343,967	1,930,172
Zero Coupon, 11/25/59 (144A)	984,585	910,443
Zero Coupon, 12/25/59 (144A)	1,756,536	1,101,348
2.000%, 03/25/60 (144A) (m)	7,080,000	7,094,160
2.250%, 06/25/60 (144A) (m)	4,485,239	4,514,330
2.375%, 12/25/59 (144A) (m)	4,693,346	4,694,013
3.000%, 09/25/59 (144A) (m)	6,564,290	6,598,376
3.000%, 11/25/59 (144A) (m)	1,980,800	1,992,922
3.500%, 12/25/59 (144A) (m)	732,499	730,719
3.750%, 08/25/57 (144A) (b)	2,406,251	2,440,154
3.750%, 08/25/58 (144A) (b)	2,639,080	2,666,339
3.950%, 10/25/58 (144A) (b)	1,339,088	1,340,063
4.250%, 09/25/59 (144A) (m)	432,000	419,924
4.250%, 11/25/59 (144A) (m)	400,000	388,819
4.375%, 06/25/57 (144A) (b)	2,685,969	2,689,875
4.375%, 06/25/58 (144A) (b)	1,132,865	1,140,988
4.875%, 09/25/59 (144A) (m)	570,000	560,706
5.250%, 06/25/57 (144A) (b)	567,000	552,531
5.250%, 08/25/57 (144A) (b)	440,000	435,864
5.250%, 06/25/58 (144A) (b)	230,000	224,610
Allegro CLO, Ltd. 1.266%, 3M LIBOR + 1.080%, 10/21/28 (144A) (b)	1,345,640	1,345,673
ALM, Ltd.
1.634%, 3M LIBOR + 1.450%, 04/16/29 (144A) (b)	650,000	655,814
2.034%, 3M LIBOR + 1.850%, 10/15/29 (144A) (b)	1,220,000	1,222,556
ALME Loan Funding V B.V. 5.410%, 3M EURIBOR + 5.410%, 07/15/31 (144A) (EUR) (b)	270,000	320,154
AMMC CLO, Ltd.
1.226%, 3M LIBOR + 1.050%, 07/24/29 (144A) (b)	470,000	470,467

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
AMMC CLO, Ltd.
1.362%, 3M LIBOR + 1.200%, 11/10/30 (144A) (b)	500,000	$499,875
Anchorage Capital CLO, Ltd.
1.234%, 3M LIBOR + 1.050%, 07/15/30 (144A) (b)	890,000	890,036
1.274%, 3M LIBOR + 1.090%, 01/28/31 (144A) (b)	830,000	830,951
1.320%, 3M LIBOR + 1.170%, 07/15/34 (144A) (b)	1,890,000	1,890,391
1.438%, 3M LIBOR + 1.250%, 10/13/30 (144A) (b)	835,000	835,751
1.634%, 3M LIBOR + 1.450%, 01/15/30 (144A) (b)	2,410,000	2,410,024
1.684%, 3M LIBOR + 1.500%, 01/28/31 (144A) (b)	1,270,000	1,269,360
1.784%, 3M LIBOR + 1.600%, 07/28/28 (144A) (b)	1,050,000	1,052,242
1.934%, 3M LIBOR + 1.750%, 01/28/31 (144A) (b)	1,480,000	1,480,728
2.034%, 3M LIBOR + 1.850%, 01/15/30 (144A) (b)	1,010,000	1,009,492
2.034%, 3M LIBOR + 1.850%, 01/28/31 (144A) (b)	1,740,000	1,705,041
2.338%, 3M LIBOR + 2.150%, 10/13/30 (144A) (b)	590,000	591,230
3.684%, 3M LIBOR + 3.500%, 01/28/31 (144A) (b)	250,000	250,255
Anchorage Capital Europe CLO 2 DAC
1.600%, 3M EURIBOR + 1.600%, 04/15/34 (144A) (EUR) (b)	394,000	469,237
2.400%, 3M EURIBOR + 2.400%, 04/15/34 (144A) (EUR) (b)	264,000	314,934
3.550%, 3M EURIBOR + 3.550%, 04/15/34 (144A) (EUR) (b)	350,000	418,160
Antares CLO Trust
1.530%, 3M LIBOR + 1.530%, 07/25/33 (144A) (b)	1,820,000	1,820,000
Apidos CLO
1.120%, 3M LIBOR + 0.930%, 07/18/27 (144A) (b)	166,974	167,026
1.688%, 3M LIBOR + 1.500%, 04/20/31 (144A) (b)	250,000	249,741
Arbour CLO DAC 2.900%, 3M EURIBOR + 2.900%, 07/15/33 (144A) (EUR) (b)	250,000	296,558
Ares CLO, Ltd.
1.354%, 3M LIBOR + 1.170%, 10/15/30 (144A) (b)	390,000	389,886
7.756%, 3M LIBOR + 7.580%, 10/25/31 (144A) (b)	280,000	279,394
Ares LIX CLO, Ltd. 1.215%, 3M LIBOR + 1.030%, 04/25/34 (144A) (b)	250,000	249,935
ARM Master Trust Corp. 2.430%, 11/15/27 (144A)	270,000	269,797
Armada Euro CLO IV DAC
2.350%, 3M EURIBOR + 2.350%, 07/15/31 (144A) (EUR) (b)	440,000	522,102
3.300%, 3M EURIBOR + 3.300%, 07/15/31 (144A) (EUR) (b)	250,000	297,169
Assurant CLO, Ltd. 1.228%, 3M LIBOR + 1.040%, 04/20/31 (144A) (b)	500,000	500,199
Atrium 1.834%, 3M LIBOR + 1.650%, 04/22/27 (144A) (b)	1,119,000	1,113,479
Avery Point CLO, Ltd.
1.144%, 3M LIBOR + 0.960%, 01/15/28 (144A) (b)	1,707,820	1,707,312
1.170%, 3M LIBOR + 0.980%, 07/17/26 (144A) (b)	87,439	87,425
Avoca CLO
0.900%, 3M EURIBOR + 0.900%, 07/15/34 (144A) (EUR) (b)	1,220,000	1,444,865
1.300%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (b)	150,000	176,423
2.900%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (b)	250,000	296,099

Asset-Backed - Other—(Continued)
Avoca CLO
5.750%, 3M EURIBOR + 5.750%, 07/15/32 (EUR) (b)	160,000	187,705
Babson CLO, Ltd.
1.378%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	870,000	870,284
1.588%, 3M LIBOR + 1.400%, 01/20/31 (144A) (b)	250,000	247,421
Bain Capital Credit CLO
1.593%, 3M LIBOR + 1.500%, 07/20/30 (144A) (b)	250,000	250,006
1.790%, 3M LIBOR + 1.600%, 07/19/31 (144A) (b)	250,000	250,266
Bain Capital Euro CLO DAC 6.810%, 3M EURIBOR + 6.810%, 04/15/32 (EUR) (b)	250,000	292,582
Ballyrock CLO, Ltd.
2.484%, 3M LIBOR + 2.300%, 10/15/32 (144A) (b)	298,000	298,889
4.184%, 3M LIBOR + 4.000%, 10/15/32 (144A) (b)	258,000	260,140
4.688%, 3M LIBOR + 4.500%, 07/20/30 (144A) (b)	250,000	249,768
Bankers Healthcare Group Securitization Trust 5.170%, 09/17/31 (144A)	100,000	105,772
Battalion CLO, Ltd.
1.260%, 3M LIBOR + 1.070%, 07/18/30 (144A) (b)	1,285,000	1,285,673
1.299%, 3M LIBOR + 1.180%, 07/15/34 (144A) (b)	730,000	729,817
1.346%, 3M LIBOR + 1.170%, 01/25/35 (144A) (b)	6,220,000	6,218,433
1.726%, 3M LIBOR + 1.550%, 01/25/35 (144A) (b)	480,000	479,758
1.740%, 3M LIBOR + 1.550%, 07/18/30 (144A) (b)	642,000	642,039
1.896%, 3M LIBOR + 1.720%, 04/24/34 (144A) (b)	250,000	249,874
3.120%, 3M LIBOR + 2.930%, 07/17/28 (144A) (b)	250,000	250,506
BDS, Ltd. 1.482%, 1M LIBOR + 1.400%, 12/15/35 (144A) (b)	783,909	784,151
Benefit Street Partners CLO, Ltd.
1.278%, 3M LIBOR + 1.090%, 04/20/31 (144A) (b)	1,030,000	1,030,399
1.288%, 3M LIBOR + 1.100%, 01/20/31 (144A) (b)	2,000,000	2,000,094
1.430%, 3M LIBOR + 1.240%, 10/18/29 (144A) (b)	3,800,000	3,809,614
1.838%, 3M LIBOR + 1.650%, 07/20/29 (144A) (b)	290,000	290,007
BlueMountain CLO, Ltd.
1.364%, 3M LIBOR + 1.180%, 10/22/30 (144A) (b)	745,093	745,232
1.418%, 3M LIBOR + 1.230%, 01/20/29 (144A) (b)	1,095,695	1,097,686
1.423%, 3M LIBOR + 1.260%, 04/15/34 (144A) (b)	100,000	100,317
1.684%, 3M LIBOR + 1.500%, 07/15/31 (144A) (b)	660,000	659,766
Buttermilk Park CLO, Ltd. 1.284%, 3M LIBOR + 1.100%, 10/15/31 (144A) (b)	250,000	250,026
C-BASS Trust 0.252%, 1M LIBOR + 0.160%, 10/25/36 (b)	210,704	177,588
Canyon Capital CLO, Ltd.
1.190%, 3M LIBOR + 1.100%, 04/15/32 (144A) (b)	460,000	460,048
1.925%, 3M LIBOR + 1.700%, 01/15/34 (144A) (b)	290,000	289,853
Capital Four CLO I DAC 6.470%, 3M EURIBOR + 6.470%, 01/15/33 (EUR) (b)	100,000	117,110
Carlyle Global Market Strategies CLO, Ltd.
1.080%, 3M LIBOR + 0.890%, 01/18/29 (144A) (b)	434,054	434,073
1.160%, 3M LIBOR + 0.970%, 04/17/31 (144A) (b)	967,060	967,764
1.231%, 3M LIBOR + 1.050%, 07/27/31 (144A) (b)	4,066,514	4,068,299
1.784%, 3M LIBOR + 1.600%, 07/28/28 (144A) (b)	640,000	640,027
Carlyle U.S. CLO, Ltd.
1.000%, 3M LIBOR + 1.160%, 07/15/34 (144A)	610,000	610,000
1.364%, 3M LIBOR + 1.180%, 01/15/30 (144A) (b)	1,550,000	1,551,046
Carrington Mortgage Loan Trust 0.252%, 1M LIBOR + 0.160%, 10/25/36 (b)	265,568	255,599

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CarVal CLO, Ltd.
3.388%, 3M LIBOR + 3.200%, 04/20/32 (144A) (b)	870,000	$871,114
3.888%, 3M LIBOR + 3.700%, 07/20/32 (144A) (b)	500,000	497,145
CBAM, Ltd. 1.438%, 3M LIBOR + 1.250%, 07/20/30 (144A) (b)	2,000,000	2,000,228
CDO Repack SPC, Ltd. Zero Coupon, 05/20/30 (144A)	222,720	225,795
Cedar Funding CLO, Ltd.
1.168%, 3M LIBOR + 0.980%, 04/20/31 (144A) (b)	380,000	380,256
1.238%, 3M LIBOR + 1.050%, 04/20/34 (144A) (b)	3,020,000	3,019,239
1.264%, 3M LIBOR + 1.080%, 04/20/34 (144A) (b)	535,000	535,192
1.290%, 3M LIBOR + 1.100%, 07/17/31 (144A) (b)	770,000	770,564
1.440%, 3M LIBOR + 1.250%, 10/17/30 (144A) (b)	5,150,000	5,154,336
1.485%, 3M LIBOR + 1.350%, 05/29/32 (144A) (b)	250,000	250,507
1.534%, 3M LIBOR + 1.350%, 04/20/34 (144A) (b)	510,000	510,182
Chase Funding Trust 6.333%, 04/25/32 (m)	135,028	137,564
CIFC Funding, Ltd.
1.144%, 3M LIBOR + 1.050%, 07/15/33 (144A) (b)	1,100,000	1,102,275
1.190%, 3M LIBOR + 1.000%, 04/18/31 (144A) (b)	1,289,000	1,287,832
1.196%, 3M LIBOR + 1.010%, 04/23/29 (144A) (b)	1,170,000	1,170,599
1.781%, 3M LIBOR + 1.600%, 04/27/31 (144A) (b)	250,000	250,000
1.934%, 3M LIBOR + 1.750%, 07/16/30 (144A) (b)	250,000	250,020
2.184%, 3M LIBOR + 2.000%, 04/15/30 (144A) (b)	571,000	571,064
Citigroup Mortgage Loan Trust 0.262%, 1M LIBOR + 0.170%, 07/25/45 (b)	732,156	633,742
Clear Creek CLO 1.388%, 3M LIBOR + 1.200%, 10/20/30 (144A) (b)	250,000	250,226
Countrywide Asset-Backed Certificates
0.252%, 1M LIBOR + 0.160%, 12/25/35 (b)	585,166	582,705
0.252%, 1M LIBOR + 0.160%, 09/25/46 (b)	53,776	53,006
0.312%, 1M LIBOR + 0.220%, 12/25/25 (b)	13,254	24,175
0.352%, 1M LIBOR + 0.260%, 12/25/36 (b)	336,872	324,763
4.586%, 04/25/36 (b)	982,188	966,459
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.373%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	313,912	295,642
Countrywide Revolving Home Equity Loan Trust
0.223%, 1M LIBOR + 0.150%, 11/15/36 (b)	395,616	345,981
0.253%, 1M LIBOR + 0.180%, 05/15/35 (b)	150,535	147,646
Credit-Based Asset Servicing & Securitization LLC
3.114%, 12/25/36 (m)	166,937	168,106
Crown Point CLO 10, Ltd. 1.170%, 3M LIBOR + 1.170%, 07/20/34 (144A) (b)	1,370,000	1,372,759
CVC Cordatus Loan Fund DAC
1.300%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (b)	250,000	294,435
5.830%, 3M EURIBOR + 5.830%, 04/29/34 (EUR) (b)	140,000	164,110
Dorchester Park CLO DAC 1.638%, 3M LIBOR + 1.450%, 04/20/28 (144A) (b)	934,000	933,533
Dryden CLO, Ltd.
1.254%, 3M LIBOR + 1.120%, 05/20/34 (144A) (b)	610,000	610,227
1.304%, 3M LIBOR + 1.120%, 01/15/31 (144A) (b)	6,020,000	6,029,500
1.790%, 3M LIBOR + 1.600%, 07/18/30 (144A) (b)	250,000	251,697
Dryden Senior Loan Fund
1.084%, 3M LIBOR + 0.900%, 10/15/27 (144A) (b)	1,198,281	1,198,489
1.223%, 3M LIBOR + 1.100%, 05/20/34 (144A) (b)	400,000	400,803

Asset-Backed - Other—(Continued)
Dryden Senior Loan Fund
1.228%, 3M LIBOR + 1.040%, 04/20/34 (144A) (b)	910,000	910,327
1.356%, 3M LIBOR + 1.200%, 08/15/30 (144A) (b)	2,205,000	2,204,993
2.034%, 3M LIBOR + 1.850%, 10/15/27 (144A) (b)	660,000	660,042
Eaton Vance CLO, Ltd. 2.384%, 3M LIBOR + 2.200%, 10/15/30 (144A) (b)	710,000	711,714
Elmwood CLO
1.338%, 3M LIBOR + 1.150%, 04/20/34 (144A) (b)	750,000	750,675
1.838%, 3M LIBOR + 1.650%, 04/20/34 (144A) (b)	250,000	250,223
Euro Galaxy CLO 0.710%, 3M EURIBOR + 0.710%, 04/11/31 (EUR) (b)	220,000	260,664
1.000%, 3M EURIBOR + 0.900%, 07/30/34 (144A) (EUR) (b)	1,670,000	1,978,997
2.400%, 3M EURIBOR + 2.400%, 07/25/35 (144A) (EUR) (b)	250,000	297,003
3.250%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (b)	290,000	344,787
3.500%, 3M EURIBOR + 3.500%, 07/25/35 (144A) (EUR) (b)	250,000	294,913
First Franklin Mortgage Loan Trust
0.232%, 1M LIBOR + 0.140%, 12/25/36 (b)	4,416,898	2,548,313
0.242%, 1M LIBOR + 0.150%, 12/25/36 (b)	2,212,615	2,074,689
0.302%, 1M LIBOR + 0.210%, 12/25/36 (b)	8,125,160	4,762,909
Flatiron CLO, Ltd.
1.140%, 3M LIBOR + 0.950%, 04/17/31 (144A) (b)	270,000	270,276
1.261%, 3M LIBOR + 1.110%, 07/19/34 (144A) (b)	2,390,000	2,390,237
Fremont Home Loan Trust 0.372%, 1M LIBOR + 0.280%, 02/25/37 (b)	869,185	712,519
Galaxy CLO, Ltd.
1.284%, 3M LIBOR + 1.100%, 07/15/31 (144A) (b)	250,000	250,022
1.322%, 3M LIBOR + 1.200%, 04/16/34 (144A) (b)	660,000	659,834
1.836%, 3M LIBOR + 1.680%, 11/15/26 (144A) (b)	430,000	430,174
GE-WMC Asset-Backed Pass-Through Certificates 0.592%, 1M LIBOR + 0.500%, 12/25/35 (b)	45,100	45,150
Gilbert Park CLO, Ltd. 3.134%, 3M LIBOR + 2.950%, 10/15/30 (144A) (b)	861,000	861,069
Golub Capital BDC CLO LLC 2.911%, 3M LIBOR + 2.800%, 04/15/33 (144A) (b)	250,000	250,218
Gracie Point International Funding
1.510%, 1M LIBOR + 1.400%, 11/01/23 (144A) (b)	120,000	120,000
2.510%, 1M LIBOR + 2.400%, 11/01/23 (144A) (b)	160,000	160,000
Great Lakes CLO, Ltd.
1.686%, 3M LIBOR + 1.560%, 07/15/31 (144A) (b)	730,000	730,000
1.904%, 3M LIBOR + 1.700%, 04/15/33 (144A) (b)	420,000	420,139
Grippen Park CLO, Ltd. 3.488%, 3M LIBOR + 3.300%, 01/20/30 (144A) (b)	250,000	249,876
Gulf Stream Meridian, Ltd.
1.306%, 3M LIBOR + 1.200%, 07/15/34 (144A) (b)	1,860,000	1,861,510
1.895%, 3M LIBOR + 1.800%, 07/15/34 (144A) (b)	250,000	249,875
Harvest CLO 2.050%, 3M EURIBOR + 2.050%, 10/20/32 (EUR) (144A) (b)	250,000	296,446
Henley CLO DAC 2.100%, 3M EURIBOR + 2.100%, 04/25/34 (144A) (EUR) (b)	250,000	294,456
Henley CLO IV DAC 1.350%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (b)	100,000	117,921

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Highbridge Loan Management, Ltd.
1.233%, 3M LIBOR + 1.140%, 04/20/34 (144A) (b)	1,160,000	$1,160,122
1.370%, 3M LIBOR + 1.180%, 07/18/29 (144A) (b)	500,000	500,269
HPS Loan Management, Ltd. 1.176%, 3M LIBOR + 1.000%, 02/05/31 (144A) (b)	1,380,565	1,381,038
ICG U.S. CLO, Ltd. 1.330%, 3M LIBOR + 1.140%, 10/19/28 (144A) (b)	1,252,547	1,254,026
Invesco Euro CLO V DAC 3.800%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (b)	100,000	119,370
Jamestown CLO XII, Ltd. 2.338%, 3M LIBOR + 2.150%, 04/20/32 (144A) (b)	260,000	262,038
Kayne CLO II, Ltd. 1.264%, 3M LIBOR + 1.080%, 10/15/31 (144A) (b)	540,000	540,910
Kayne CLO III, Ltd.
1.656%, 3M LIBOR + 1.550%, 04/15/32 (144A) (b)	250,000	250,125
2.856%, 3M LIBOR + 2.750%, 04/15/32 (144A) (b)	250,000	250,071
KKR CLO, Ltd. 1.438%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	748,038	748,131
Knollwood CDO, Ltd. 3.397%, 3M LIBOR + 3.200%, 01/10/39 † (144A) (b)	1,015,141	102
LCM, Ltd.
1.228%, 3M LIBOR + 1.040%, 10/20/27 (144A) (b)	697,421	697,495
1.258%, 3M LIBOR + 1.070%, 01/20/31 (144A) (b)	2,590,000	2,591,518
Legacy Mortgage Asset Trust 3.375%, 02/25/59 (144A) (b)	1,562,182	1,565,997
Lehman ABS Mortgage Loan Trust 0.182%, 1M LIBOR + 0.090%, 06/25/37 (144A) (b)	165,581	128,783
Lendmark Funding Trust
2.470%, 11/20/31 (144A)	290,000	292,871
2.780%, 04/20/28 (144A)	2,630,000	2,701,779
3.410%, 11/20/31 (144A)	220,000	222,666
5.050%, 11/20/31 (144A)	450,000	458,473
Litigation Fee Residual Funding LLC 4.000%, 10/30/27 † (144A)	592,018	592,018
LoanCore Issuer, Ltd. 1.203%, 1M LIBOR + 1.130%, 05/15/28 (144A) (b)	249,239	249,239
Loanpal Solar Loan, Ltd.
2.290%, 01/20/48 (144A)	1,135,857	1,152,097
2.750%, 07/20/47 (144A)	1,181,100	1,226,642
Logan CLO, Ltd. 1.312%, 3M LIBOR + 1.160%, 07/20/34 (144A) (b)	730,000	730,249
Long Beach Mortgage Loan Trust
0.252%, 1M LIBOR + 0.160%, 08/25/36 (b)	595,771	318,937
0.392%, 1M LIBOR + 0.300%, 06/25/36 (b)	531,759	331,486
Longfellow Place CLO, Ltd. 1.934%, 3M LIBOR + 1.750%, 04/15/29 (144A) (b)	250,000	249,999
Madison Park Euro Funding XVI DAC
3.200%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (b)	250,000	295,251
6.020%, 3M EURIBOR + 6.020%, 05/25/34 (144A) (EUR) (b)	250,000	283,517
Madison Park Funding, Ltd.
1.104%, 3M LIBOR + 0.920%, 01/22/28 (144A) (b)	1,088,686	1,088,614
1.246%, 3M LIBOR + 1.120%, 07/15/34 (144A) (b)	790,000	790,000
1.254%, 3M LIBOR + 1.120%, 07/17/34 (144A) (b)	860,000	860,348

Asset-Backed - Other—(Continued)
Madison Park Funding, Ltd.
1.140%, 3M LIBOR + 0.950%, 04/19/30 (144A) (b)	1,330,000	1,330,942
1.178%, 3M LIBOR + 0.990%, 04/20/32 (144A) (b)	550,000	549,862
1.198%, 3M LIBOR + 1.010%, 01/20/29 (144A) (b)	1,560,492	1,560,618
1.376%, 3M LIBOR + 1.190%, 10/21/30 (144A) (b)	5,000,000	5,002,845
1.377%, 3M LIBOR + 1.200%, 07/29/30 (144A) (b)	2,030,000	2,030,731
1.743%, 3M LIBOR + 1.650%, 04/25/29 (144A) (b)	250,000	250,008
2.125%, 3M LIBOR + 2.000%, 07/27/31 (144A) (b)	250,000	249,875
Marble Point CLO, Ltd. 1.370%, 3M LIBOR + 1.180%, 12/18/30 (144A) (b)	580,000	580,393
Mariner CLO LLC 1.163%, 3M LIBOR + 0.990%, 07/23/29 (144A) (b)	310,000	310,368
Mariner Finance Issuance Trust
2.960%, 07/20/32 (144A)	3,470,000	3,557,229
3.510%, 07/20/32 (144A)	560,000	577,287
4.010%, 07/20/32 (144A)	490,000	498,043
MCM Capital LLC Zero Coupon, 05/28/58 (144A)	874,706	396,017
Merrill Lynch First Franklin Mortgage Loan Trust 0.332%, 1M LIBOR + 0.240%, 05/25/37 (b)	9,059,149	7,066,564
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,414,347	1,499,118
Mosaic Solar Loan Trust
2.100%, 04/20/46 (144A)	220,668	224,797
2.880%, 09/20/40 (144A)	164,998	173,108
3.100%, 04/20/46 (144A)	331,002	346,539
Mosaic Solar Loans LLC 2.090%, 04/22/47 (144A)	520,000	516,794
MP CLO, Ltd. 1.438%, 3M LIBOR + 1.250%, 10/20/30 (144A) (b)	1,010,000	1,010,288
Neuberger Berman Loan Advisers CLO, Ltd.
1.240%, 3M LIBOR + 1.040%, 04/15/34 (144A) (b)	440,000	440,409
1.241%, 3M LIBOR + 1.100%, 07/16/35 (144A) (b)	680,000	679,999
1.360%, 3M LIBOR + 1.170%, 10/18/30 (144A) (b)	1,770,000	1,771,004
1.542%, 3M LIBOR + 1.450%, 07/20/31 (144A) (b)	250,000	250,251
Nomura Asset Acceptance Corp. Alternative Loan Trust 0.492%, 1M LIBOR + 0.400%, 10/25/36 (144A) (b)	172,434	195,753
OCP CLO, Ltd.
0.996%, 3M LIBOR + 0.820%, 10/26/27 (144A) (b)	87,674	87,564
1.250%, 3M LIBOR + 1.090%, 07/20/32 (144A) (b)	500,000	500,953
1.256%, 3M LIBOR + 1.080%, 04/26/31 (144A) (b)	160,000	160,115
1.310%, 3M LIBOR + 1.120%, 10/18/28 (144A) (b)	2,357,649	2,357,698
1.444%, 3M LIBOR + 1.260%, 07/15/30 (144A) (b)	3,270,000	3,273,411
1.576%, 3M LIBOR + 1.400%, 04/26/31 (144A) (b)	180,000	180,365
2.076%, 3M LIBOR + 1.900%, 04/24/29 (144A) (b)	911,000	901,602
2.105%, 3M LIBOR + 1.950%, 11/20/30 (144A) (b)	250,000	249,319
Octagon Investment Partners, Ltd.
Zero Coupon, 3M LIBOR + 1.150%, 07/20/34 (144A) (b)	1,920,000	1,921,171
1.144%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,210,000	2,210,853
1.176%, 3M LIBOR + 1.000%, 01/25/31 (144A) (b)	3,670,000	3,671,296
1.210%, 3M LIBOR + 1.020%, 07/17/30 (144A) (b)	3,370,000	3,371,446
1.378%, 3M LIBOR + 1.190%, 01/20/31 (144A) (b)	250,000	250,092
1.540%, 3M LIBOR + 1.350%, 07/19/30 (144A) (b)	250,000	250,041
1.756%, 3M LIBOR + 1.580%, 07/25/30 (144A) (b)	250,000	249,874
1.886%, 3M LIBOR + 1.700%, 04/21/31 (144A) (b)	560,000	559,553

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OHA Credit Funding, Ltd.
Zero Coupon, 3M LIBOR + 1.140%, 07/02/35 (144A) (b)	550,000	$550,111
1.336%, 3M LIBOR + 1.150%, 04/21/34 (144A) (b)	2,340,000	2,341,264
1.788%, 3M LIBOR + 1.650%, 07/02/35 (144A) (b)	343,000	343,034
1.988%, 3M LIBOR + 1.800%, 07/20/32 (144A) (b)	343,000	342,828
OHA Loan Funding, Ltd.
1.190%, 3M LIBOR + 1.040%, 05/23/31 (144A) (b)	5,670,000	5,664,477
OneMain Financial Issuance Trust
2.220%, 06/16/36 (144A)	100,000	100,191
2.470%, 06/16/36 (144A)	150,000	151,018
3.140%, 10/14/36 (144A)	3,280,000	3,525,210
3.840%, 05/14/32 (144A)	2,332,000	2,432,868
Oportun Issuance Trust
1.960%, 05/08/31 (144A)	170,000	170,531
3.650%, 05/08/31 (144A)	100,000	100,249
Owl Rock CLO VI, Ltd. 1.641%, 3M LIBOR + 1.450%, 06/21/32 (144A) (b)	250,000	249,935
OZLM Funding, Ltd. 1.434%, 3M LIBOR + 1.250%, 10/22/30 (144A) (b)	10,503,398	10,500,751
OZLM, Ltd.
1.204%, 3M LIBOR + 1.020%, 04/15/31 (144A) (b)	520,000	520,214
1.404%, 3M LIBOR + 1.220%, 11/22/30 (144A) (b)	690,000	689,826
1.884%, 3M LIBOR + 1.700%, 01/15/29 (144A) (b)	2,570,000	2,576,122
2.088%, 3M LIBOR + 1.900%, 01/20/31 (144A) (b)	320,000	318,736
Palmer Square CLO, Ltd.
1.255%, 3M LIBOR + 1.130%, 05/21/34 (144A) (b)	4,195,000	4,197,316
1.220%, 3M LIBOR + 1.030%, 04/18/31 (144A) (b)	1,040,000	1,039,665
1.284%, 3M LIBOR + 1.100%, 07/16/31 (144A) (b)	1,240,000	1,240,396
1.320%, 3M LIBOR + 1.130%, 01/17/31 (144A) (b)	1,312,000	1,312,377
1.506%, 3M LIBOR + 1.350%, 08/15/26 (144A) (b)	945,000	945,973
1.824%, 3M LIBOR + 1.700%, 05/21/34 (144A) (b)	250,000	250,231
Palmer Square Loan Funding, Ltd.
1.505%, 3M LIBOR + 1.350%, 02/20/28 (144A) (b)	980,000	975,623
1.588%, 3M LIBOR + 1.400%, 01/20/27 (144A) (b)	718,000	722,568
1.738%, 3M LIBOR + 1.550%, 04/20/28 (144A) (b)	1,120,000	1,121,540
4.406%, 3M LIBOR + 4.250%, 11/15/26 (144A) (b)	250,000	249,367
6.076%, 3M LIBOR + 5.900%, 10/24/27 (144A) (b)	262,000	262,367
Parallel Ltd. 1.938%, 3M LIBOR + 1.750%, 07/20/27 (144A) (b)	350,000	347,904
Park Avenue Institutional Advisers CLO, Ltd.
1.394%, 3M LIBOR + 1.240%, 02/14/34 (144A) (b)	1,050,000	1,049,734
1.704%, 3M LIBOR + 1.550%, 02/14/34 (144A) (b)	730,000	729,631
Penta CLO 9 DAC 0.969%, 3M EURIBOR + 0.850%, 07/25/36 (144A) (EUR) (b)	530,000	624,731
Pikes Peak CLO
1.321%, 3M LIBOR + 1.170%, 07/20/34 (144A) (b)	1,180,000	1,180,000
1.356%, 3M LIBOR + 1.180%, 07/24/31 (144A) (b)	250,000	250,104
PPM CLO, Ltd. 2.090%, 3M LIBOR + 1.900%, 10/18/31 (144A) (b)	250,000	250,044
Preston Ridge Partners Mortgage LLC 2.951%, 10/25/25 (144A) (m)	1,449,155	1,455,283
Prima Capital CRE Securitization, Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,748,500
4.000%, 08/24/49 (144A)	260,000	254,970

Asset-Backed - Other—(Continued)
Progress Residential Trust
2.757%, 04/17/38 (144A)	500,000	492,078
3.395%, 04/19/38 (144A)	967,000	963,198
3.407%, 05/17/38 (144A)	1,340,000	1,337,520
3.436%, 05/17/26 (144A)	1,070,000	1,081,323
Race Point CLO, Ltd. 1.124%, 3M LIBOR + 0.940%, 10/15/30 (144A) (b)	789,000	788,802
Regatta VI Funding, Ltd. 1.295%, 3M LIBOR + 1.160%, 04/20/34 (144A) (b)	760,000	760,273
Regatta VII Funding, Ltd. 1.284%, 3M LIBOR + 1.150%, 06/20/34 (144A) (b)	280,000	279,930
Regional Management Issuance Trust
3.050%, 11/15/28 (144A)	2,750,000	2,785,568
Republic Finance Issuance Trust 3.430%, 11/22/27 (144A)	3,210,000	3,244,277
Riserva CLO, Ltd. 1.250%, 3M LIBOR + 1.060%, 01/18/34 (144A) (b)	940,000	939,763
Rockford Tower CLO, Ltd.
1.253%, 3M LIBOR + 1.170%, 07/20/34 (144A) (b)	1,260,000	1,261,872
1.284%, 3M LIBOR + 1.100%, 04/20/34 (144A) (b)	1,856,000	1,856,000
1.378%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	3,405,000	3,406,212
1.684%, 3M LIBOR + 1.500%, 10/15/29 (144A) (b)	1,781,000	1,781,046
1.834%, 3M LIBOR + 1.650%, 04/20/34 (144A) (b)	1,160,000	1,160,619
2.085%, 3M LIBOR + 1.930%, 08/20/32 (144A) (b)	250,000	250,762
3.034%, 3M LIBOR + 2.850%, 10/15/29 (144A) (b)	939,000	938,992
Rockford Tower Europe CLO DAC 1.850%, 3M EURIBOR + 1.850%, 12/20/31 (EUR) (b)	407,000	482,601
Romark CLO IV, Ltd.
3.350%, 3M LIBOR + 3.200%, 07/10/34 (144A) (b)	310,000	309,996
5.150%, 3M LIBOR + 5.000%, 07/10/34 (144A) (b)	250,000	249,864
Romark WM-R, Ltd. 1.218%, 3M LIBOR + 1.030%, 04/20/31 (144A) (b)	247,404	247,419
RR 1 LLC 1.230%, 3M LIBOR + 1.150%, 07/15/35 (144A) (b)	1,620,000	1,621,056
RR, Ltd.
1.274%, 3M LIBOR + 1.090%, 01/15/30 (144A) (b)	860,000	860,552
1.834%, 3M LIBOR + 1.650%, 10/15/31 (144A) (b)	250,000	250,013
2.284%, 3M LIBOR + 2.100%, 10/15/31 (144A) (b)	704,000	704,934
7.304%, 3M LIBOR + 7.120%, 10/15/31 (144A) (b)	250,000	249,415
RRE 2 Loan Management DAC 0.860%, 3M EURIBOR + 0.860%, 07/15/35 (144A) (EUR) (b)	1,630,000	1,930,463
SG Mortgage Securities Trust 0.302%, 1M LIBOR + 0.210%, 10/25/36 (b)	570,000	459,637
Shackleton CLO, Ltd. 1.318%, 3M LIBOR + 1.130%, 10/20/28 (144A) (b)	216,759	216,940
Signal Peak CLO LLC
1.673%, 3M LIBOR + 1.500%, 07/23/29 (144A) (b)	522,000	523,954
1.688%, 3M LIBOR + 1.500%, 04/20/29 (144A) (b)	1,412,000	1,412,073
2.223%, 3M LIBOR + 2.050%, 07/23/29 (144A) (b)	1,015,000	1,006,260
Signal Peak CLO, Ltd.
1.350%, 3M LIBOR + 1.160%, 04/17/34 (144A) (b)	3,750,000	3,749,055
1.990%, 3M LIBOR + 1.800%, 04/17/34 (144A) (b)	490,000	489,753
Silver Creek CLO, Ltd. 1.428%, 3M LIBOR + 1.240%, 07/20/30 (144A) (b)	1,830,000	1,830,168

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Sixth Street CLO XIX Ltd 1.219%, 3M LIBOR + 1.100%, 07/20/34 (144A) (b)	2,890,000	$2,890,298
Sound Point CLO XXIII 1.318%, 3M LIBOR + 1.170%, 07/15/34 (144A) (b)	4,840,000	4,849,874
Sound Point CLO XXVIII, Ltd. 1.535%, 3M LIBOR + 1.280%, 01/25/32 (144A) (b)	350,000	350,890
Sound Point CLO, Ltd.
1.000%, 3M LIBOR + 3.350%, 07/20/34 (144A) (b)	250,000	250,000
1.073%, 3M LIBOR + 0.900%, 01/23/29 (144A) (b)	250,000	250,007
1.246%, 3M LIBOR + 1.070%, 01/26/31 (144A) (b)	500,000	500,029
4.888%, 3M LIBOR + 4.700%, 07/20/30 (144A) (b)	250,000	251,185
Soundview Home Loan Trust 0.887%, 1M LIBOR + 0.795%, 01/25/35 (b)	16,941	16,369
St. Pauls CLO 2.600%, 3M EURIBOR + 2.600%, 05/20/34 (144A) (EUR) (b)	470,000	559,567
Steele Creek CLO, Ltd. 1.434%, 3M LIBOR + 1.250%, 10/15/30 (144A) (b)	670,000	669,255
Symphony CLO, Ltd.
1.189%, 3M LIBOR + 1.080%, 04/20/33 (144A) (b)	398,000	397,900
1.564%, 3M LIBOR + 1.380%, 07/15/32 (144A) (b)	840,000	839,919
TCI-Flatiron CLO, Ltd. 1.116%, 3M LIBOR + 0.960%, 11/18/30 (144A) (b)	680,000	679,829
TIAA CLO, Ltd. 1.334%, 3M LIBOR + 1.150%, 01/16/31 (144A) (b)	571,000	570,857
TICP CLO, Ltd.
1.304%, 3M LIBOR + 1.120%, 01/15/34 (144A) (b)	820,000	815,347
1.684%, 3M LIBOR + 1.500%, 01/15/34 (144A) (b)	1,050,000	1,049,473
7.234%, 3M LIBOR + 7.050%, 04/15/33 (144A) (b)	250,000	250,298
Towd Point Mortgage Trust 4.500%, 11/25/58 (144A) (b)	2,110,000	2,143,079
Trestles CLO III, Ltd.
1.518%, 3M LIBOR + 1.330%, 01/20/33 (144A) (b)	1,170,000	1,171,847
2.038%, 3M LIBOR + 1.850%, 01/20/33 (144A) (b)	520,000	521,388
Trestles CLO, Ltd. 3.103%, 3M LIBOR + 2.900%, 04/25/32 (144A) (b)	250,000	249,871
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	271,708
4.960%, 05/17/37 (144A)	180,000	188,681
Trinitas CLO IV, Ltd. 1.531%, 3M LIBOR + 1.400%, 10/18/31 (144A) (b)	160,000	159,804
Trinitas CLO, Ltd.
2.176%, 3M LIBOR + 2.000%, 01/25/34 (144A) (b)	560,000	560,347
3.176%, 3M LIBOR + 3.000%, 01/25/34 (144A) (b)	400,000	405,845
3.334%, 3M LIBOR + 3.150%, 07/15/32 (144A) (b)	358,000	357,970
Upstart Pass-Through Trust
2.000%, 07/20/27 (144A)	370,000	369,796
Venture CLO, Ltd. 1.260%, 3M LIBOR + 1.070%, 07/18/31 (144A) (b)	420,000	420,177
Voya CLO, Ltd.
1.143%, 3M LIBOR + 0.970%, 07/23/27 (144A) (b)	358,460	358,422
1.228%, 3M LIBOR + 1.040%, 04/20/34 (144A) (b)	357,000	356,910
1.244%, 3M LIBOR + 1.060%, 04/15/31 (144A) (b)	1,989,000	1,991,570
1.314%, 3M LIBOR + 1.130%, 10/15/30 (144A) (b)	1,020,000	1,020,028
2.826%, 3M LIBOR + 2.650%, 07/25/26 (144A) (b)	360,000	360,194

Asset-Backed - Other—(Continued)
Voya Euro CLO II DAC Zero Coupon, 3M EURIBOR + 0.960%, 07/15/35 (144A) (EUR) (b)	1,030,000	1,221,323
Washington Mutual Asset-Backed Certificates Trust
0.247%, 1M LIBOR + 0.155%, 10/25/36 (b)	694,463	597,767
0.272%, 1M LIBOR + 0.180%, 09/25/36 (b)	1,924,263	792,887
Whitebox CLO, Ltd. 4.526%, 3M LIBOR + 4.350%, 07/24/32 (144A) (b)	250,000	251,427
Woodmont Trust Zero Coupon, 3M LIBOR + 1.670%, 04/20/33 (144A) (b)	1,570,000	1,569,603
York CLO, Ltd.
1.438%, 3M LIBOR + 1.250%, 10/20/29 (144A) (b)	630,000	631,126
1.938%, 3M LIBOR + 1.750%, 10/20/29 (144A) (b)	850,000	857,032

		374,474,127

Asset-Backed - Student Loan—0.7%
College Avenue Student Loans LLC 2.420%, 06/25/52 (144A)	190,000	189,690
3.780%, 06/25/21 (144A)	100,000	99,985
Navient Private Education Refi Loan Trust
0.973%, 1M LIBOR + 0.900%, 11/15/68 (144A) (b)	480,000	483,007
2.610%, 04/15/60 (144A)	280,000	280,303
2.690%, 07/15/69 (144A)	450,000	465,010
3.480%, 04/15/60 (144A)	710,000	716,764
4.000%, 04/15/60 (144A)	230,000	224,554
Nelnet Student Loan Trust
2.680%, 04/20/62 (144A)	3,120,000	3,118,245
2.850%, 04/20/62 (144A)	3,661,000	3,733,223
3.570%, 04/20/62 (144A)	870,000	869,686
3.750%, 04/20/62 (144A)	2,130,000	2,172,062
4.750%, 04/20/62 (144A)	260,000	259,923
4.930%, 04/20/62 (144A)	860,000	880,898
Scholar Funding Trust 0.745%, 1M LIBOR + 0.650%, 01/30/45 (144A) (b)	3,502,512	3,495,818
SLM Private Credit Student Loan Trust 0.449%, 3M LIBOR + 0.330%, 03/15/24 (b)	1,025,990	1,024,223
SLM Private Education Loan Trust 4.823%, 1M LIBOR + 4.750%, 10/15/41 (144A) (b)	3,372,000	3,760,214
SMB Private Education Loan Trust
2.300%, 01/15/53 (144A)	150,000	149,530
2.310%, 01/15/53 (144A)	760,000	770,378
2.990%, 01/15/53 (144A)	1,880,000	1,906,077
3.000%, 01/15/53 (144A)	120,000	120,267
3.500%, 12/17/40 (144A)	1,340,000	1,384,122
3.860%, 01/15/53 (144A)	1,560,000	1,550,895
3.930%, 01/15/53 (144A)	100,000	99,831

		27,754,705

Total Asset-Backed Securities (Cost $428,459,018)		433,658,139

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—6.1%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—2.7%
Ajax Mortgage Loan Trust
1.875%, 12/27/60 (144A) (m)	9,865,000	$9,834,809
1.975%, 06/25/61 (144A) (b)	9,945,000	9,883,369
2.115%, 01/25/61 (144A) (m)	3,202,838	3,242,624
2.250%, 09/27/60 (144A) (m)	4,627,476	4,651,456
Alternative Loan Trust
0.232%, 1M LIBOR + 0.140%, 04/25/47 (b)	589,307	533,005
0.283%, 1M LIBOR + 0.190%, 03/20/47 (b)	1,239,056	1,065,565
0.293%, 1M LIBOR + 0.200%, 07/20/46 (b)	2,034,815	1,605,776
0.442%, 1M LIBOR + 0.350%, 06/25/35 (b)	1,101,319	925,589
0.472%, 1M LIBOR + 0.380%, 10/25/46 (b)	759,418	735,352
0.552%, 1M LIBOR + 0.460%, 11/25/36 (b)	528,258	491,527
0.692%, 1M LIBOR + 0.600%, 01/25/36 (b)	413,322	394,979
1.846%, 12M MTA + 1.730%, 11/25/46 (b)	2,092,084	1,810,758
5.500%, 04/25/37	648,302	477,579
6.000%, 04/25/37	103,540	68,289
6.000%, 05/25/37	2,295,602	1,527,395
American Home Mortgage Assets Trust
1.036%, 12M MTA + 0.920%, 11/25/46 (b)	258,056	109,412
1.056%, 12M MTA + 0.940%, 10/25/46 (b)	386,138	314,140
APS Resecuritization Trust
2.692%, 1M LIBOR + 2.600%, 04/27/47 (144A) (b)	192,841	192,554
2.942%, 1M LIBOR + 2.850%, 09/27/46 (144A) (b)	1,546,378	1,547,571
Ari Investments LLC 3.033%, 01/06/25	813,706	808,213
Bear Stearns Asset-Backed Securities Trust
6.250%, 12/25/35 (m)	1,511,124	1,364,809
6.250%, 02/25/36 (m)	2,339,250	2,043,532
BFLD Trust
3.773%, 1M LIBOR + 3.700%, 10/15/35 (144A) (b)	980,000	988,650
BX Commercial Mortgage Trust
0.983%, 1M LIBOR + 0.910%, 02/15/33 (144A) (b)	2,861,000	2,860,999
2.223%, 1M LIBOR + 2.150%, 02/15/33 (144A) (b)	1,754,000	1,753,999
4.323%, 1M LIBOR + 4.250%, 02/15/33 (144A) (b)	1,171,000	1,170,996
Chase Mortgage Finance Trust 6.000%, 12/25/37	7,000,305	4,406,497
CHL Mortgage Pass-Through Trust 1.076%, 12M MTA + 0.960%, 04/25/46 (b)	3,504,543	1,453,217
Credit Suisse Mortgage Capital Certificates
2.465%, 09/27/66 (144A) (b)	8,074,003	8,071,621
6.500%, 10/27/37 (144A)	2,614,922	1,457,774
CSFB Mortgage-Backed Pass-Through Certificates 1.442%, 1M LIBOR + 1.350%, 11/25/35 (b)	426,380	78,642
Deutsche ALT-A Securities Mortgage Loan Trust 0.262%, 1M LIBOR + 0.170%, 08/25/47 (b)	355,749	381,375
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.590%, 1M LIBOR + 0.500%, 01/27/37 (144A) (b)	12,511	12,117
Freddie Mac STACR REMIC Trust 3.518%, SOFR + 3.500%, 10/25/33 (144A) (b)	1,148,271	1,191,585
GreenPoint Mortgage Funding Trust 2.116%, 12M MTA + 2.000%, 03/25/36 (b)	158,491	156,809
GS Mortgage-Backed Securities Corp. 4.454%, 11/25/49 (144A) (b)	255,896	262,535
GSR Mortgage Loan Trust 6.000%, 07/25/37	423,371	365,594

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust 0.298%, 1M LIBOR + 0.205%, 12/19/36 (b)	2,614,156	2,446,309
Impac Secured Assets Trust 0.262%, 1M LIBOR + 0.170%, 11/25/36 (b)	240,753	222,012
IndyMac INDX Mortgage Loan Trust
0.272%, 1M LIBOR + 0.180%, 01/25/37 (b)	462,264	467,656
3.124%, 09/25/37 (b)	711,058	498,091
JPMorgan Alternative Loan Trust
0.512%, 1M LIBOR + 0.420%, 03/25/37 (b)	890,146	895,004
3.313%, 05/25/37 (b)	193,701	179,927
JPMorgan Mortgage Trust 6.500%, 08/25/36	202,391	113,296
Legacy Mortgage Asset Trust
1.750%, 04/25/61 (144A) (m)	3,961,683	3,965,720
2.734%, 01/25/60 (144A) (m)	668,757	674,442
MASTR Resecuritization Trust 0.526%, 08/25/37 (144A) (b)	315,718	184,013
MCM Trust Zero Coupon, 10/25/28 (144A)	2,078,295	1,059,930
Merrill Lynch Mortgage Investors Trust 2.713%, 05/25/36 (b)	711,900	616,160
MFA Trust 3.514%, 04/25/65 (144A) (b)	540,000	540,510
Morgan Stanley Capital I Trust 4.438%, 09/09/32 (144A) (b)	527,000	539,938
Mortgage Loan Resecuritization Trust 0.432%, 1M LIBOR + 0.340%, 04/16/36 (144A) (b)	1,216,059	1,124,396
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (b)	359,096	377,778
New York Mortgage Trust, Inc.
2.944%, 10/25/60 (144A) (b)	2,952,386	2,969,646
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.134%, 05/25/36 (m)	237,594	75,655
Preston Ridge Partners Mortgage
2.857%, 09/25/25 (144A) (m)	3,706,652	3,726,333
3.104%, 11/25/25 (144A) (m)	2,917,971	2,937,319
Provident Funding Mortgage Trust 4.592%, 1M LIBOR + 4.500%, 02/25/55 (144A) (b)	380,000	379,857
RFMSI Trust 4.460%, 08/25/36 (b)	1,011,706	829,173
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (b) (n)	799,682	131,425
Zero Coupon, 07/25/56 (144A) (a) (b)	1,078,660	170,574
2.218%, 05/25/57 (b)	162,975	85,466
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (b)	2,550,000	2,666,664
Sequoia Mortgage Trust 2.947%, 07/20/37 (b)	246,437	225,420
Structured Adjustable Rate Mortgage Loan Trust
3.055%, 04/25/36 (b)	228,210	173,317
3.071%, 04/25/47 (b)	692,659	444,980
Structured Asset Mortgage Investments Trust
0.472%, 1M LIBOR + 0.380%, 06/25/36 (b)	924,172	866,628
0.512%, 1M LIBOR + 0.420%, 05/25/46 (b)	192,244	170,986
0.552%, 1M LIBOR + 0.460%, 02/25/36 (b)	1,334,778	1,247,072

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	390,000	$392,975
Verus Securitization Trust 2.601%, 05/25/65 (144A) (b)	391,000	394,400
VISIO Trust 3.910%, 11/25/54 (144A) (b)	169,000	172,965
Vista Point Securitization Trust 4.900%, 04/25/65 (144A) (b)	100,000	105,204
Voyager OPTONE Delaware Trust 3.808%, 02/25/38 (144A) (a) (b)	3,295,069	991,361
WaMu Mortgage Pass-Through Certificates Trust 0.866%, 12M MTA + 0.750%, 06/25/47 (b)	509,177	484,185

		101,787,500

Commercial Mortgage-Backed Securities—3.4%
1211 Avenue of the Americas Trust 4.280%, 08/10/35 (144A) (b)	230,000	234,873
ACEN Mortgage Trust 3.173%, 1M LIBOR + 3.100%, 04/15/34 (144A) (b)	453,000	453,136
AOA Mortgage Trust 3.110%, 12/13/29 (144A) (b)	460,000	459,878
Arbor Multifamily Mortgage Securities Trust 1.750%, 05/15/53 (144A)	126,000	104,753
Ashford Hospitality Trust, Inc. 2.173%, 1M LIBOR + 2.100%, 04/15/35 (144A) (b)	138,000	137,473
Atrium Hotel Portfolio Trust
2.023%, 1M LIBOR + 1.950%, 12/15/36 (144A) (b)	1,540,000	1,528,376
3.123%, 1M LIBOR + 3.050%, 12/15/36 (144A) (b)	178,038	170,104
BAMLL Commercial Mortgage Securities Trust
1.473%, 1M LIBOR + 1.400%, 11/15/33 (144A) (b)	510,000	496,775
1.573%, 1M LIBOR + 1.500%, 11/15/32 (144A) (b)	300,000	260,544
2.073%, 1M LIBOR + 2.000%, 11/15/32 (144A) (b)	630,000	523,423
3.716%, 04/14/33 (144A) (b)	250,000	256,305
Banc of America Commercial Mortgage Trust
0.778%, 02/15/50 (a) (b)	4,070,000	132,361
1.435%, 02/15/50 (144A) (a) (b)	2,000,000	119,720
BANK
0.462%, 09/15/62 (a) (b)	8,619,000	245,635
0.960%, 09/15/62 (a) (b)	2,531,050	147,352
2.643%, 04/15/54	320,000	336,537
Barclays Commercial Mortgage Trust
0.795%, 1M LIBOR + 0.722%, 03/15/37 (144A) (b)	280,000	278,254
1.502%, 05/15/52 (a) (b)	2,367,804	208,615
2.233%, 1M LIBOR + 2.160%, 11/15/34 (144A) (b)	237,000	229,897
Bayview Commercial Asset Trust
0.342%, 1M LIBOR + 0.250%, 10/25/36 (144A) (b)	136,079	130,217
0.362%, 1M LIBOR + 0.270%, 03/25/37 (144A) (b)	196,261	185,802
0.392%, 1M LIBOR + 0.300%, 10/25/36 (144A) (b)	138,467	132,768
0.542%, 1M LIBOR + 0.450%, 01/25/36 (144A) (b)	88,609	84,979
0.632%, 1M LIBOR + 0.540%, 04/25/36 (144A) (b)	97,347	92,256
0.767%, 1M LIBOR + 0.675%, 01/25/36 (144A) (b)	65,965	63,695
1.592%, 1M LIBOR + 1.500%, 12/25/37 (144A) (b)	1,280,000	1,228,860
BB-UBS Trust
0.730%, 11/05/36 (144A) (a) (b)	85,480,000	1,719,140
4.160%, 11/05/36 (144A) (b)	330,000	279,188

Commercial Mortgage-Backed Securities—(Continued)
BB-UBS Trust
Bear Stearns Commercial Mortgage Securities Trust 5.513%, 01/12/45 (b)	204,207	202,702
Beast Mortgage Trust
1.173%, 1M LIBOR + 1.100%, 04/15/36 (144A) (b)	604,000	604,965
1.423%, 1M LIBOR + 1.350%, 04/15/36 (144A) (b)	751,000	752,200
1.673%, 1M LIBOR + 1.600%, 04/15/36 (144A) (b)	697,000	698,113
2.173%, 1M LIBOR + 2.100%, 04/15/36 (144A) (b)	589,000	589,940
2.973%, 1M LIBOR + 2.900%, 04/15/36 (144A) (b)	576,000	577,437
3.873%, 1M LIBOR + 3.800%, 04/15/36 (144A) (b)	641,000	642,601
4.975%, 1M LIBOR + 4.902%, 04/15/36 (144A) (b)	454,000	455,134
Benchmark Mortgage Trust
1.208%, 03/15/52 (a) (b)	3,590,426	240,970
1.232%, 04/15/54 (a) (b)	2,428,618	210,600
1.263%, 08/15/57 (a) (b)	12,666,259	913,062
1.386%, 02/15/54 (a) (b)	5,133,721	487,417
1.570%, 12/17/53 (a) (b)	1,239,336	134,678
1.740%, 10/15/53 (a) (b)	3,961,711	429,484
2.577%, 04/15/54	420,000	439,290
BHMS Mortgage Trust 1.323%, 1M LIBOR + 1.250%, 07/15/35 (144A) (b)	260,000	260,159
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,568,799
3.454%, 03/10/33 (144A)	1,847,304	1,976,897
3.633%, 03/10/33 (144A)	600,000	627,084
BX 2021-MFM1
2.323%, 1M LIBOR + 2.250%, 01/15/34 (144A) (b)	280,000	279,916
3.073%, 1M LIBOR + 3.000%, 01/15/34 (144A) (b)	430,000	432,675
BX Commercial Mortgage Trust
2.024%, 1M LIBOR + 1.951%, 03/15/37 (144A) (b)	200,000	200,246
2.073%, 1M LIBOR + 2.000%, 12/15/36 (144A) (b)	3,217,168	3,217,166
2.123%, 1M LIBOR + 2.050%, 11/15/35 (144A) (b)	399,000	399,127
2.373%, 1M LIBOR + 2.300%, 10/15/36 (144A) (b)	4,200,433	4,201,755
2.544%, 1M LIBOR + 2.471%, 03/15/37 (144A) (b)	460,000	459,851
2.573%, 1M LIBOR + 2.500%, 12/15/36 (144A) (b)	184,393	184,282
2.723%, 1M LIBOR + 2.650%, 10/15/36 (144A) (b)	4,049,253	4,053,101
2.843%, 03/09/44 (144A)	910,000	955,865
3.073%, 1M LIBOR + 3.000%, 11/15/35 (144A) (b)	3,101,000	3,106,777
3.673%, 1M LIBOR + 3.600%, 11/15/32 (144A) (b)	1,257,486	1,263,002
BX Trust
2.473%, 1M LIBOR + 2.400%, 02/15/36 (144A) (b)	1,920,000	1,921,719
2.900%, 1M LIBOR + 2.800%, 06/15/38 (144A) (b)	2,293,268	2,297,628
3.073%, 1M LIBOR + 3.000%, 02/15/36 (144A) (b)	2,520,000	2,524,779
3.202%, 12/09/41 (144A)	168,000	180,980
3.850%, 1M LIBOR + 3.750%, 06/15/38 (144A) (b)	1,810,000	1,813,435
4.075%, 12/09/41 (144A) (b)	2,517,000	2,632,386
4.076%, 12/09/41 (144A) (b)	1,743,000	1,864,870
BXP Trust
3.670%, 08/13/37 (144A) (b)	760,000	786,323
CD Commercial Mortgage Trust
3.631%, 02/10/50	350,000	386,825
3.956%, 08/15/50 (b)	363,000	395,664
CFCRE Commercial Mortgage Trust
0.867%, 05/10/58 (a) (b)	2,370,000	78,512
4.690%, 02/15/33 (144A)	220,000	227,835

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CFK Trust 4.791%, 01/15/39 (144A) (b)	728,000	$813,628
CHC Commercial Mortgage Trust 1.573%, 1M LIBOR + 1.500%, 06/15/34 (144A) (b)	1,685,696	1,681,464
Citigroup Commercial Mortgage Trust
0.912%, 11/10/42 (144A) (a) (b)	7,730,000	505,308
3.102%, 12/15/72	220,000	239,222
4.888%, 05/10/36 (144A) (b)	1,107,000	1,138,167
5.049%, 04/15/49 (b)	10,000	10,566
Cold Storage Trust 2.838%, 1M LIBOR + 2.766%, 11/15/37 (144A) (b)	1,582,615	1,589,561
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.168%, 02/10/35 (144A) (a) (b)	60,958,000	207,867
1.145%, 03/10/46 (a) (b)	19,581,783	167,217
3.285%, 10/10/36 (144A) (b)	270,000	261,538
3.550%, 07/15/47	467,041	492,155
4.479%, 07/10/48 (b)	1,600,000	1,680,998
4.865%, 02/10/47 (b)	635,000	683,110
Credit Suisse Mortgage Capital Certificates Trust
1.023%, 1M LIBOR + 0.950%, 12/15/30 (144A) (b)	280,000	278,362
3.904%, 11/10/32 (144A) (b)	301,000	320,275
4.935%, 1M LIBOR + 4.862%, 10/15/37 (144A) (b)	750,000	762,336
CSAIL Commercial Mortgage Trust
0.218%, 11/15/50 (a) (b)	3,940,000	56,522
0.701%, 09/15/52 (a) (b)	4,150,000	161,936
1.506%, 09/15/52 (a) (b)	5,889,739	511,631
1.722%, 06/15/52 (a) (b)	7,145,036	714,175
2.500%, 09/15/52 (144A)	177,000	158,516
3.000%, 03/15/52 (144A)	92,808	83,054
3.504%, 06/15/57	320,000	345,488
3.934%, 09/15/52	692,000	737,197
4.237%, 06/15/52 (b)	130,000	135,811
DBJPM Mortgage Trust
1.000%, 06/10/50 (a) (b)	2,060,000	100,481
3.276%, 05/10/49	240,000	258,409
DBUBS Mortgage Trust
3.452%, 10/10/34 (144A)	850,000	905,762
3.648%, 10/10/34 (144A) (b)	1,370,000	1,405,540
Extended Stay America Trust
2.325%, 1M LIBOR + 2.250%, 07/15/38 (144A) (b)	2,096,000	2,105,021
2.925%, 1M LIBOR + 2.850%, 07/15/38 (144A) (b)	1,350,000	1,360,121
3.775%, 1M LIBOR + 3.700%, 07/15/38 (144A) (b)	1,410,000	1,415,852
GCT Commercial Mortgage Trust
0.873%, 1M LIBOR + 0.800%, 02/15/38 (144A) (b)	310,000	310,369
2.423%, 1M LIBOR + 2.350%, 02/15/38 (144A) (b)	100,000	100,063
GS Mortgage Securities Corp. II
3.573%, 12/10/30 (144A) (b)	250,000	234,551
5.366%, 05/03/32 (144A)	840,000	957,560
GS Mortgage Securities Corp. Trust
0.973%, 1M LIBOR + 0.900%, 06/15/36 † (144A) (b)	750,000	749,985
1.273%, 1M LIBOR + 1.200%, 06/15/38 (144A) (b)	332,000	332,617
1.853%, 12/12/53 (144A) (a) (b)	6,292,098	808,135
1.948%, 1M LIBOR + 1.875%, 06/15/36 † (144A) (b)	407,000	399,839
2.573%, 1M LIBOR + 2.500%, 11/15/37 (144A) (b)	160,000	161,065
2.856%, 05/10/34 (144A)	710,000	707,770

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust
3.000%, 08/10/50 (144A)	240,000	220,378
3.932%, 10/10/35 (144A) (b)	340,000	339,765
3.932%, 11/10/52 (b)	110,000	116,821
4.529%, 04/10/47 (b)	50,000	51,149
4.569%, 07/10/48 (b)	110,000	117,839
GSCG Trust 4.118%, 09/06/34 (144A) (b)	620,000	607,107
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,210,220
Hudson Yards Mortgage Trust
3.041%, 12/10/41 (144A) (b)	930,000	890,898
3.558%, 07/10/39 (144A) (b)	511,000	527,394
IMT Trust
3.478%, 06/15/34 (144A)	540,000	572,801
3.613%, 06/15/34 (144A) (b)	570,000	586,966
JPMorgan Chase Commercial Mortgage Securities Corp.
2.523%, 1M LIBOR + 2.450%, 04/15/38 (144A) (b)	1,030,000	1,032,244
3.023%, 1M LIBOR + 2.950%, 04/15/38 (144A) (b)	1,080,000	1,082,694
4.767%, 07/05/31 (144A) (b)	265,000	276,883
JPMBB Commercial Mortgage Securities Trust
0.791%, 05/15/48 (a) (b)	778,617	17,012
0.979%, 09/15/47 (a) (b)	1,347,419	29,705
4.265%, 12/15/48 (144A) (b)	300,000	296,415
JPMCC Commercial Mortgage Securities Trust
3.490%, 07/15/50	320,000	351,655
4.773%, 03/15/50 (144A) (b)	328,000	335,220
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (b)	2,067,000	70,179
JPMorgan Chase Commercial Mortgage Securities Trust
0.650%, 04/15/46 (a) (b)	4,900,000	44,543
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	175,451
1.382%, 1M LIBOR + 1.300%, 06/15/45 (144A) (b)	68,304	68,380
2.233%, 1M LIBOR + 2.160%, 07/15/36 (144A) (b)	570,000	562,618
2.323%, 1M LIBOR + 2.250%, 12/15/36 † (144A) (b)	270,000	260,974
2.560%, 1M LIBOR + 0.910%, 06/15/35 (144A) (b)	310,107	310,950
2.843%, 1M LIBOR + 2.770%, 10/15/33 (144A) (b)	180,000	180,619
2.949%, 09/06/38 (144A) (b)	238,000	253,747
3.073%, 1M LIBOR + 3.000%, 07/15/36 (144A) (b)	774,000	765,169
3.750%, 06/13/52	232,000	241,967
3.909%, 06/05/39 (144A) (b)	336,000	336,488
4.050%, 09/15/50	110,000	120,412
4.388%, 01/15/49 (b)	970,000	901,178
KKR Industrial Portfolio Trust 2021-KDIP 2.123%, 1M LIBOR + 2.050%, 12/15/37 (144A) (b)	560,000	558,937
KNDL Mortgage Trust 1.873%, 1M LIBOR + 1.800%, 05/15/36 (144A) (b)	2,728,000	2,728,833
LB-UBS Commercial Mortgage Trust 1.170%, 12/15/52 (a) (b)	7,299,378	478,581
Lehman Brothers Small Balance Commercial Mortgage Trust
0.342%, 1M LIBOR + 0.250%, 03/25/37 (144A) (b)	220,555	214,155
0.542%, 1M LIBOR + 0.450%, 09/25/36 (144A) (b)	430,000	398,628
Life Mortgage Trust 2.423%, 1M LIBOR + 2.350%, 03/15/38 (144A) (b)	1,310,000	1,314,070
LSTAR Commercial Mortgage Trust
1.139%, 03/10/50 (144A) (a) (b)	805,414	22,486
3.367%, 04/20/48 (144A) (b)	92,660	96,008

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
MFT Trust
3.593%, 02/10/42 (144A) (b)	2,265,000	$2,229,952
MHC Commercial Mortgage Trust
2.174%, 1M LIBOR + 2.101%, 04/15/38 (144A) (b)	2,540,000	2,543,178
2.674%, 1M LIBOR + 2.601%, 04/15/38 (144A) (b)	1,040,000	1,041,626
Morgan Stanley Bank of America Merrill Lynch Trust
1.341%, 12/15/47 (144A) (a) (b)	1,810,000	72,978
3.060%, 10/15/48 (144A)	85,000	83,037
4.558%, 05/15/50 (b)	300,000	312,542
4.677%, 10/15/48 (b)	170,000	182,998
Morgan Stanley Capital Trust
1.190%, 03/15/52 (a) (b)	2,381,352	155,219
2.323%, 06/15/50 (144A) (a) (b)	1,190,000	128,940
2.546%, 06/15/50 (144A)	1,510,000	1,272,764
2.623%, 1M LIBOR + 2.550%, 07/15/35 (144A) (b)	120,000	119,471
2.673%, 1M LIBOR + 2.600%, 11/15/34 (144A) (b)	1,977,000	1,975,524
3.744%, 1M LIBOR + 2.244%, 12/15/36 (144A) (b)	220,000	220,869
4.071%, 03/15/52	403,000	462,540
4.166%, 05/15/48 (144A) (b)	110,000	98,823
4.166%, 05/15/48 (b)	150,000	145,336
4.177%, 07/15/51	38,000	43,895
Natixis Commercial Mortgage Securities Trust
1.023%, 1M LIBOR + 0.950%, 06/15/35 (144A) (b)	221,807	219,031
2.950%, 1M LIBOR + 2.550%, 08/18/25 (144A) (b)	3,373,433	3,379,549
4.404%, 06/17/38 (144A)	265,000	296,836
Olympic Tower Mortgage Trust
0.511%, 05/10/39 (144A) (a) (b)	13,300,000	291,390
4.077%, 05/10/39 (144A) (b)	1,049,000	945,429
One Market Plaza Trust
Zero Coupon, 02/10/32 † (144A) (b)	4,222,000	4
0.218%, 02/10/32 (144A) (a) (b)	21,110,000	21,954
One New York Plaza Trust 2.823%, 1M LIBOR + 2.750%, 01/15/26 (144A) (b)	160,000	161,797
Park Avenue Mortgage Trust
1.609%, 1M LIBOR + 1.537%, 09/15/34 (144A) (b)	500,000	499,400
2.192%, 1M LIBOR + 2.119%, 09/15/34 (144A) (b)	1,750,000	1,728,018
Park Avenue Trust
0.271%, 06/05/37 (144A) (a) (b)	5,000,000	51,103
3.779%, 06/05/37 (144A) (b)	207,000	201,599
PFP, Ltd.
1.045%, 1M LIBOR + 0.970%, 04/14/36 (144A) (b)	140,884	140,798
1.495%, 1M LIBOR + 1.420%, 04/14/36 (144A) (b)	230,000	229,715
TPGI Trust
3.100%, 1M LIBOR + 3.000%, 06/15/26 (144A) (b)	315,000	314,999
3.950%, 1M LIBOR + 3.850%, 06/15/26 (144A) (b)	215,000	214,999
UBS Commercial Mortgage Trust 1.625%, 10/15/52 (a) (b)	6,962,476	667,511
Velocity Commercial Capital Loan Trust
2.980%, 02/25/50 (144A) (b)	198,868	201,837
4.240%, 11/25/47 (144A) (b)	133,843	135,371
4.450%, 05/25/47 (144A) (b)	150,000	151,696
5.000%, 11/25/47 (144A) (b)	78,706	78,468
5.350%, 05/25/47 (144A) (b)	150,000	153,648
5.498%, 10/25/46 (b)	114,540	114,964
7.226%, 10/25/46 (b)	160,000	162,390

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
0.923%, 1M LIBOR + 0.850%, 12/13/31 (144A) (b)	490,000	482,980
1.186%, 12/15/48 (a) (b)	952,938	36,792
1.398%, 08/15/49 (144A) (a) (b)	1,430,000	77,277
1.581%, 05/15/52 (a) (b)	5,335,324	461,045
2.163%, 1M LIBOR + 2.090%, 02/15/37 (144A) (b)	300,000	290,968
2.600%, 11/15/50 (144A) (b)	305,000	248,691
2.813%, 1M LIBOR + 2.740%, 02/15/37 (144A) (b)	260,000	246,954
3.241%, 12/15/48 (144A)	283,000	242,831
3.561%, 08/15/52	92,000	96,007
3.874%, 06/15/36 (144A) (b)	270,000	300,373
4.493%, 09/15/50 (144A) (b)	150,000	141,672
4.904%, 01/15/52 (b)	622,000	727,643
WF-RBS Commercial Mortgage Trust 3.910%, 09/15/57 (b)	1,540,000	1,618,252

		127,157,633

Total Mortgage-Backed Securities (Cost $235,289,987)		228,945,133

Foreign Government—2.4%

Sovereign—2.4%
Argentine Republic Government International Bond 0.125%, 07/09/35 (m)	2,744,000	868,503
Brazilian Government International Bond 3.875%, 06/12/30	5,820,000	5,868,888
Colombia Government International Bonds 3.125%, 04/15/31 (f)	8,086,000	7,912,474
3.875%, 04/25/27	3,520,000	3,737,642
4.500%, 03/15/29 (f)	4,645,000	5,062,585
5.200%, 05/15/49 (f)	2,124,000	2,326,375
Dominican Republic International Bonds
4.500%, 01/30/30	4,696,000	4,801,707
4.875%, 09/23/32 (144A)	3,549,000	3,655,470
Ecuador Government International Bond 0.500%, 07/31/35 (m)	928,000	635,680
Egypt Government International Bonds
7.625%, 05/29/32	422,000	447,362
7.903%, 02/21/48	397,000	392,478
8.875%, 05/29/50 (144A)	419,000	450,912
Ghana Government International Bonds
Zero Coupon, 04/07/25 (144A)	317,000	251,539
8.625%, 04/07/34 (144A)	479,000	494,108
Hungary Government International Bond 5.375%, 03/25/24	2,054,000	2,316,789
Indonesia Government International Bonds
2.850%, 02/14/30	1,600,000	1,658,875
4.100%, 04/24/28	1,895,000	2,141,452
Indonesia Treasury Bond 6.500%, 02/15/31 (IDR)	16,939,000,000	1,158,628
Mexico Government International Bonds
2.659%, 05/24/31 (f)	13,548,000	13,234,906
4.500%, 01/31/50	4,592,000	4,880,378

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Panama Government International Bonds
2.252%, 09/29/32	1,034,000	$991,141
3.160%, 01/23/30	517,000	542,209
3.875%, 03/17/28	4,307,000	4,722,625
Peruvian Government International Bond 4.125%, 08/25/27	2,856,000	3,193,522
Philippine Government International Bond 3.000%, 02/01/28	5,114,000	5,514,338
Republic of South Africa Government Bonds
7.000%, 02/28/31 (ZAR)	44,678,185	2,684,133
8.250%, 03/31/32 (ZAR)	26,900,483	1,720,317
Romanian Government International Bond 3.000%, 02/14/31 (144A) (f)	924,000	956,728
Ukraine Government International Bonds
7.253%, 03/15/33	638,000	664,287
7.375%, 09/25/32	463,000	486,580
9.750%, 11/01/28	1,820,000	2,168,013
Uruguay Government International Bonds
4.375%, 10/27/27	1,950,000	2,239,360
5.100%, 06/18/50	610,000	798,142

Total Foreign Government (Cost $88,902,791)		88,978,146

Floating Rate Loans (o)—1.4%

Advertising—0.0%
Lamar Media Corp. Term Loan B, 1.577%, 1M LIBOR + 1.500%, 02/05/27	104,734	103,338
The Enterprise Development Authority Term Loan B, 5.000%, 1M LIBOR + 4.250%, 02/18/28	594,475	597,447

		700,785

Airlines—0.1%
Allegiant Travel Co. Term Loan, 3.156%, 3M LIBOR + 3.000%, 02/05/24	1,148,871	1,144,132
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	3,292,855	3,231,525

		4,375,657

Beverages—0.0%
City Brewing Co. LLC Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	351,000	352,755
Triton Water Holdings, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/31/28	377,000	377,202

		729,957

Building Materials—0.1%
ACProducts, Inc. Term Loan B, 4.750%, 6M LIBOR + 4.250%, 05/05/28	759,000	756,390
Jeld-Wen, Inc. 1st Lien Term Loan, 2.104%, 1M LIBOR + 2.000%, 12/14/24	629,944	629,797

Building Materials—(Continued)
MI Windows and Doors, LLC Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/18/27	530,335	532,434

		1,918,621

Chemicals—0.0%
SCIH Salt Holdings, Inc. Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 03/16/27	1,012,463	1,015,468

Commercial Services—0.2%
Caliber Home Loans, Inc. Revolver, 1.627%, 07/24/25 (p)	5,350,000	5,336,625
Interface Security Systems LLC
Term Loan, 8.750%, 3M LIBOR + 7.000%, 08/07/23 (h) (i)	1,213,124	1,205,602
Signal Parent, Inc Term Loan B, 4.250%, 1M LIBOR + 3.500%, 03/25/28	560,000	554,050

		7,096,277

Computers—0.0%
Everi Payments, Inc.
Term Loan, 11.500%, 3M LIBOR + 10.500%, 05/09/24	138,600	144,837
Term Loan B, 3.500%, 3M LIBOR + 2.750%, 05/09/24	164,423	164,377

		309,214

Cosmetics/Personal Care—0.0%
Conair Holdings LLC Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/17/28	214,000	214,722

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. Term Loan B6, 2.375%, 1M LIBOR + 2.250%, 09/19/26	232,971	230,933

Electric—0.0%
Pacific Gas & Electric Co. Term Loan B, 3.500%, 3M LIBOR + 3.000%, 06/23/25	1,363,230	1,347,042

Energy-Alternate Sources—0.0%
Granite Acquisition, Inc. Term Loan B, 3.250%, 3M LIBOR + 2.750%, 03/24/28	132,000	131,856

Entertainment—0.2%
18 Fremont Street Acquisition LLC Term Loan B, 9.500%, 3M LIBOR + 8.000%, 08/09/25	2,800,164	2,863,168
ECL Entertainment, LLC Term Loan, 8.250%, 1M LIBOR + 7.500%, 03/31/28	860,000	879,350
Great Canadian Gaming Corp. Term Loan, 11/01/26 (q)	139,000	139,369
Herschend Entertainment Co. LLC Term Loan B, 6.750%, 3M LIBOR + 5.750%, 08/25/25	924,018	933,258
J&J Ventures Gaming, LLC Term Loan, 4.750%, 1M LIBOR + 4.000%, 04/07/28	634,000	637,170

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Stars Group Holdings B.V. (The) Incremental Term Loan, 3.647%, 3M LIBOR + 3.500%, 07/10/25	568,386	$570,467

		6,022,782

Food—0.0%
Shearer’s Foods, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 09/23/27	165,750	166,164
Sovos Brands Intermediate, Inc. Term Loan, 5.000%, 3M LIBOR + 4.250%, 06/08/28	168,061	168,691

		334,855

Healthcare-Services—0.0%
Select Medical Corp. Term Loan B, 2.360%, 1M LIBOR + 2.250%, 03/06/25	242,054	240,768

Internet—0.0%
Cablevision Lightpath LLC Term Loan B, 3.750%, 1M LIBOR + 3.250%, 11/30/27	204,970	205,248

Lodging—0.2%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan B, 5.500%, 1M LIBOR + 4.750%, 02/02/26	339,439	339,969
Term Loan B, 3.842%, 1M LIBOR + 3.750%, 02/02/26	835,929	818,166
Caesars Resort Collection LLC Term Loan B1, 4.604%, 1M LIBOR + 4.500%, 07/21/25	388,068	389,831
Golden Nugget, Inc. Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	1,362,585	1,353,855
Hilton Grand Vacations Borrower LLC Term Loan B, 05/19/28 (q)	1,162,000	1,163,998
Spectacle Gary Holdings LLC
Delayed Draw Term Loan, 11.000%, 3M LIBOR + 9.000%, 12/23/25	217,095	236,633
Term Loan B, 11.000%, 3M LIBOR + 9.000%, 12/23/25	2,995,905	3,265,537

		7,567,989

Machinery-Diversified—0.0%
Columbus McKinnon Corp. Term Loan B, 3.250%, 3M LIBOR + 2.750%, 05/14/28	92,000	92,000

Media—0.0%
CSC Holdings LLC Term Loan B5, 2.573%, 1M LIBOR + 2.500%, 04/15/27	971,681	964,293

Metal Fabricate/Hardware—0.0%
Advanced Drainage Systems, Inc. Term Loan B, 2.375%, 1M LIBOR + 2.250%, 07/31/26	163,871	164,690
Zekelman Industries, Inc. Term Loan, 2.092%, 1M LIBOR + 2.000%, 01/24/27	268,905	266,412

		431,102

Mining—0.0%
American Rock Salt Company LLC Term Loan, 4.750%, 1M LIBOR + 4.000%, 06/04/28	218,000	218,818

Pharmaceuticals—0.1%
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.088%, 1W LIBOR + 2.000%, 11/15/27	1,532,903	1,519,403

Pipelines—0.1%
Buckeye Partners L.P. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 11/01/26	2,491,557	2,476,849
DT Midstream, Inc. Term Loan B, 06/10/28 (q)	717,000	719,073
ITT Holdings LLC Term Loan, 07/30/28 (q)	351,000	351,000

		3,546,922

Real Estate Investment Trusts—0.1%
VICI Properties 1 LLC Term Loan B, 1.841%, 1M LIBOR + 1.750%, 12/20/24	1,487,000	1,476,311

Retail—0.1%
Foundation Building Materials Holding Co. LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 02/03/28	171,055	170,108
LBM Acquisition LLC
Delayed Draw Term Loan, 0.500%, 12/17/27 (p)	57,102	56,834
Incremental Delayed Draw Term Loan B2, 12/18/27 (q)	513,333	509,697
Incremental Term Loan B2, 12/18/27 (q)	1,026,667	1,019,395
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/17/27	256,315	255,113
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	187,000	188,013
Park River Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.250%, 12/28/27	202,000	201,222
SRS Distribution, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 06/02/28	950,000	950,372
White Cap Buyer LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 10/19/27	1,383,050	1,386,723
WOOF Holdings, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/21/27	318,203	318,600

		5,056,077

Software—0.0%
Athenahealth, Inc. Term Loan B1, 4.410%, 3M LIBOR + 4.250%, 02/11/26	138,653	139,562
Playtika Holding Corp. Term Loan, 2.854%, 1M LIBOR + 2.750%, 03/13/28	1,073,310	1,070,200

		1,209,762

Telecommunications—0.1%
Connect Finco Sarl Term Loan B, 4.500%, 1M LIBOR + 3.500%, 12/11/26	1,458,594	1,461,937

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Intelsat Jackson Holdings S.A. Term Loan, 3.600%, 3M LIBOR + 5.500%, 07/13/22	322,905	$326,942
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24	342,231	349,546

		2,138,425

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan, 2.147%, 3M LIBOR + 2.000%, 12/30/26	904,239	899,436
XPO Logistics, Inc. Term Loan B, 1.881%, 3M LIBOR + 1.750%, 02/24/25	1,462,420	1,457,518

		2,356,954

Total Floating Rate Loans (Cost $50,943,424)		51,452,241

Municipals—0.7%
American Municipal Power, Inc., Build America Bond 8.084%, 02/15/50	510,000	958,585
Bay Area Toll Bridge Authority, Build America Bond 7.043%, 04/01/50	1,215,000	2,108,850
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	1,241,458
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,899,586
Massachusetts Housing Finance Agency 4.500%, 12/01/48	275,000	293,923
Metropolitan Transportation Authority, Build America Bonds 6.668%, 11/15/39	170,000	247,417
6.814%, 11/15/40	330,000	483,689
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	466,000	706,120
New Jersey Turnpike Authority
7.414%, 01/01/40	492,000	807,841
New York City Water & Sewer System 5.882%, 06/15/44	270,000	418,046
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	474,179
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,833,543
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	1,252,317
State of California 4.600%, 04/01/38	3,765,000	4,401,824
State of California General Obligation Unlimited, Build America Bond 7.550%, 04/01/39	780,000	1,329,899
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	3,539,286
State of Texas 5.517%, 04/01/39	820,000	1,181,050

Municipals—(Continued)
University of California 4.858%, 05/15/2112	239,000	336,500

Total Municipals (Cost $21,737,647)		24,514,113

Common Stocks—0.4%

Equity Real Estate Investment Trusts—0.1%
DiamondRock Hospitality Co. (k)	95,444	925,807
Park Hotels & Resorts, Inc. (k) (r)	45,010	927,656
Service Properties Trust	97,042	1,222,729
Sunstone Hotel Investors, Inc. (k) (r)	65,729	816,354
Xenia Hotels & Resorts, Inc. (f) (k)	52,617	985,517

		4,878,063

Health Care Providers & Services—0.0%
HCA Healthcare, Inc. (r)	5,002	1,034,114

Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment, Inc. (k)	9,247	959,376

Household Durables—0.1%
Beazer Homes USA, Inc. (k)	10,319	199,054
Taylor Morrison Home Corp. (k)	37,132	981,027

		1,180,081

Interactive Media & Services—0.0%
Genius Sports, Ltd. (f) (k)	38,425	721,237

Media—0.0%
Altice USA, Inc. - Class A (k)	13,273	453,140

Oil, Gas & Consumable Fuels—0.1%
California Resources Corp. (k) (r)	73,254	2,207,875
Chesapeake Energy Corp. (i)	1,107	55,560
Devon Energy Corp.	11,942	348,587
Diamondback Energy, Inc.	4,363	409,642
Green Plains, Inc. (k) (r)	37,956	1,276,081
Ovintiv, Inc.	12,193	383,714

		4,681,459

Real Estate Management & Development—0.0%
Forestar Group, Inc. (k)	24,203	506,085

Special Purpose Acquisition Companies—0.1%
ArcLight Clean Transition Corp. (k)	21,772	218,809
Climate Real Impact Solutions II Acquisition Corp. (k)	9,082	91,910
Jaws Mustang Acquisition Corp. (k)	11,056	111,223
Northern Genesis Acquisition Corp. (k)	9,015	94,432
Pivotal Investment Corp. (k)	26,099	260,990
Reinvent Technology Partners † (k)	32,867	331,628
Science Strategic Acquisition Corp. † (k)	27,544	273,787

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Companies—(Continued)
Thimble Point Acquisition Corp. (k)	32,244	$333,725
Tishman Speyer Innovation Corp. (k)	16,712	167,956

		1,884,460

Total Common Stocks (Cost $13,347,329)		16,298,015

Warrants—0.0%

Health Care Providers & Services—0.0%
Cano Health, Inc. (k)	36,440	134,409

Interactive Media & Services—0.0%
Genius Sports, Ltd. (k)	53,873	427,752

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. (k)	1,473	30,727

Software—0.0%
Latch, Inc. (k)	43,584	152,544

Special Purpose Acquisition Companies—0.0%
Climate Change Crisis Real Impact I Acquisition Corp. - Class A (k)	19,550	79,762
Decarbonization Plus Acquisition Corp. (k)	32,814	75,144
Dragoneer Growth Opportunities Corp. (k)	9,200	18,492
Lakestar SPAC I SE † (k)	5,996	6,398
Rotor Acquisition Corp. - Class A (k)	79,421	97,688
Tortoise Acquisition Corp. (k)	20,140	43,704
TPG Pace Beneficial Finance Corp. - Class A (k)	8,740	28,929

		350,117

Total Warrants (Cost $1,283,916)		1,095,549

Convertible Bonds—0.0%

Airlines—0.0%
GOL Equity Finance S.A. 3.750%, 07/15/24 (144A)	100,000	89,562

Oil & Gas—0.0%
SM Energy Co. 1.500%, 07/01/21	906,000	906,000

Total Convertible Bonds (Cost $974,100)		995,562

Escrow Shares—0.0%

Oil & Gas—0.0%
Chesapeake Energy Corp.
5.375%, 06/15/21 (g) (h) (i)	100,000	0
6.125%, 02/15/21 (g) (h) (i)	1,884,000	0

Savings & Loans—0.0%
Washington Mutual Bank (h) (i)	5,027,000	1
Washington Mutual Bank (h) (i)	1,310,000	0
Washington Mutual Bank (h) (i)	2,440,000	0

Total Escrow Shares (Cost $986,105)		1

Short-Term Investment—11.4%

Repurchase Agreement—11.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $425,093,958; collateralized by U.S. Treasury Notes with rates ranging from 0.250% - 0.375%, maturity dates ranging from 07/15/25 - 11/30/25, and an aggregate market value of $433,595,858.	425,093,958	425,093,958

Total Short-Term Investments (Cost $425,093,958)		425,093,958

Securities Lending Reinvestments (s)—1.0%

Repurchase Agreements—1.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $7,000,039; collateralized by various Common Stock with an aggregate market value of $7,778,374.	7,000,000	7,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $7,000,019; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $7,142,877.	7,000,000	7,000,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $5,336,916; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $5,443,666.	5,336,911	5,336,911
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $2,000,082; collateralized by various Common Stock with an aggregate market value of $2,222,235.	2,000,000	2,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $7,500,010; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $7,650,011.	7,500,000	7,500,000

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,445.	1,300,000	$1,300,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,100,056; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,222,438.	1,100,000	1,100,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $7,500,039; collateralized by various Common Stock with an aggregate market value of $8,333,599.	7,500,000	7,500,000

		38,736,911

Time Deposits—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	200,000	200,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (b)	1,000,000	1,000,000

		1,200,000

Total Securities Lending Reinvestments (Cost $39,936,911)		39,936,911

Total Purchased Options—0.4% (t) (Cost $6,850,245)		13,112,089
Total Investments—118.2% (Cost $4,358,675,812)		4,411,735,813
Unfunded Loan Commitments—(0.1)% (Cost $(2,684,307))		(2,684,307)
Net Investments—118.1% (Cost $4,355,991,505)		4,409,051,506
Other assets and liabilities (net)—(18.1)%		(678,189,311)

Net Assets—100.0%		$3,730,862,195

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $2,731,968, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $2,270,819.
(e)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of June 30, 2021, the market value of securities pledged was $3,713,908.
(f)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $52,549,556 and the collateral received consisted of cash in the amount of $39,936,911 and non-cash collateral with a value of $14,183,035. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.1% of net assets.
(j)	Perpetual bond with no specified maturity date.
(k)	Non-income producing security.
(l)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Principal only security.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(q)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(r)	All or a portion of the security was pledged as collateral against open OTC option contracts. As of June 30, 2021, the market value of securities pledged was $2,821,592.
(s)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $837,210,082, which is 22.4% of net assets.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Alpha Holding S.A. de C.V., 9.000%, 02/10/25	01/30/20	609,000	$609,000	$117,233
GS Mortgage Securities Corp. Trust, 0.973%, 06/15/36	01/09/20	750,000	750,820	749,985
GS Mortgage Securities Corp. Trust, 1.948%, 06/15/36	05/31/19	407,000	405,552	399,839
JPMorgan Chase Commercial Mortgage Securities Trust, 2.323%, 12/15/36	01/29/20	270,000	270,000	260,974
Knollwood CDO, Ltd., 3.397%, 01/10/39	02/10/04	1,015,141	1,015,141	102
Lakestar SPAC I SE	02/19/21	5,996	—	6,398
Litigation Fee Residual Funding LLC, 4.000%, 10/30/27	04/24/15	592,018	592,018	592,018
One Market Plaza Trust, Zero Coupon, 02/10/32	06/28/17	4,222,000	—	4
Reinvent Technology Partners	03/16/21	32,867	328,670	331,628
Science Strategic Acquisition Corp.	01/26/21	27,544	275,440	273,787

				$2,731,968

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	$(4,332,000)	$(4,620,941)	$(4,616,288)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(7,257,000)	(7,753,935)	(7,749,682)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.000%	TBA	(2,044,000)	(2,050,094)	(2,059,809)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(54,955,150)	(58,736,621)	(58,518,648)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(1,795,000)	(1,974,780)	(1,967,208)

Totals				$(75,136,371)	$(74,911,635)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	1,837,420	BOA	07/02/21	USD	370,000	$(580)
BRL	7,324,850	BOA	07/02/21	USD	1,475,000	(2,313)
BRL	937,082	CBNA	07/02/21	USD	187,334	1,070
BRL	1,872,437	CBNA	07/02/21	USD	371,000	5,460
BRL	1,872,437	CBNA	07/02/21	USD	371,000	5,460
BRL	1,874,165	CBNA	07/02/21	USD	374,668	2,139
BRL	1,878,379	CBNA	07/02/21	USD	370,000	7,655
BRL	1,879,857	CBNA	07/02/21	USD	375,806	2,146
BRL	1,879,857	CBNA	07/02/21	USD	375,806	2,146
BRL	1,880,821	CBNA	07/02/21	USD	370,000	8,146
BRL	1,882,042	CBNA	07/02/21	USD	376,243	2,148
BRL	1,882,745	CBNA	07/02/21	USD	376,383	2,149
BRL	1,890,318	CBNA	07/02/21	USD	377,897	2,158
BRL	1,890,318	CBNA	07/02/21	USD	377,897	2,158
BRL	1,912,401	CBNA	07/02/21	USD	370,000	14,495
BRL	1,954,296	CBNA	07/02/21	USD	390,687	2,231
BRL	2,810,901	CBNA	07/02/21	USD	557,000	8,141
BRL	2,810,901	CBNA	07/02/21	USD	557,000	8,141
BRL	2,824,062	CBNA	07/02/21	USD	564,564	3,224
BRL	2,837,637	CBNA	07/02/21	USD	567,278	3,239
BRL	2,837,637	CBNA	07/02/21	USD	567,278	3,239
BRL	3,901,380	CBNA	07/02/21	USD	779,933	4,453
BRL	1,880,088	DBAG	07/02/21	USD	372,000	5,998
BRL	1,880,088	DBAG	07/02/21	USD	372,000	5,998
BRL	1,892,364	DBAG	07/02/21	USD	372,000	8,466
BRL	1,892,364	DBAG	07/02/21	USD	372,000	8,466

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	1,879,593	JPMC	07/02/21	USD	370,000	$7,899
BRL	2,825,327	MSIP	07/02/21	USD	564,817	3,225
BRL	2,833,013	MSIP	07/02/21	USD	566,354	3,234
CAD	680,182	JPMC	07/14/21	USD	558,000	(9,294)
CAD	680,182	JPMC	07/14/21	USD	558,000	(9,294)
CLP	137,481,900	CBNA	07/14/21	USD	186,000	1,145
CLP	273,855,075	CBNA	07/14/21	USD	370,500	2,281
CLP	139,053,600	GSI	07/14/21	USD	186,000	3,285
CLP	276,985,800	GSI	07/14/21	USD	370,500	6,543
CLP	400,320,000	GSI	07/14/21	USD	556,000	(11,071)
CNY	3,033,000	CBNA	09/15/21	USD	465,934	1,080
CNY	7,077,000	CBNA	09/15/21	USD	1,086,096	3,604
CNY	167,677,000	SCB	09/15/21	USD	26,087,437	(268,930)
COP	2,784,048,000	CBNA	07/14/21	USD	744,000	(2,601)
EUR	460,000	HSBC	07/14/21	USD	557,472	(11,888)
EUR	460,000	HSBC	07/14/21	USD	557,472	(11,888)
EUR	143,000	UBSA	07/14/21	USD	170,008	(403)
EUR	9,000	ANZ	07/20/21	USD	10,701	(25)
EUR	448,000	JPMC	07/20/21	USD	532,927	(1,511)
EUR	600,000	JPMC	07/20/21	USD	713,742	(2,024)
IDR	10,103,750,000	MSIP	07/01/21	USD	697,003	(192)
IDR	10,114,025,000	MSIP	07/01/21	USD	685,000	12,519
IDR	7,436,528,000	CBNA	09/13/21	USD	517,000	(7,132)
IDR	7,436,528,000	CBNA	09/13/21	USD	517,000	(7,132)
JPY	60,979,888	BOA	07/14/21	USD	554,000	(5,050)
JPY	61,647,891	BOA	07/14/21	USD	557,000	(2,036)
JPY	61,647,891	BOA	07/14/21	USD	557,000	(2,036)
KRW	412,704,360	CBNA	07/12/21	USD	369,000	(2,552)
KRW	1,449,498,240	CBNA	07/12/21	USD	1,296,000	(8,961)
KRW	630,002,905	BNP	07/23/21	USD	556,000	3,360
KZT	111,613,168	DBAG	07/15/21	USD	254,360	6,239
MXN	19,061,201	BBP	07/14/21	USD	954,401	395
MXN	28,376,115	BBP	07/14/21	USD	1,420,802	588
MXN	7,429,532	CBNA	07/14/21	USD	372,000	153
MXN	11,436,236	CBNA	07/14/21	USD	557,000	15,853
MXN	11,265,462	HSBC	07/14/21	USD	558,000	6,299
MXN	11,265,462	HSBC	07/14/21	USD	558,000	6,299
MXN	37,538,457	UBSA	08/24/21	USD	1,810,749	60,186
MXN	23,019,000	BBP	09/15/21	USD	1,129,556	14,511
RUB	53,592,590	CBNA	07/14/21	USD	743,000	(11,352)
TRY	2,997,705	CBNA	07/30/21	USD	345,000	(5,717)
ZAR	5,144,500	BNP	07/14/21	USD	372,000	(12,279)
ZAR	11,395,343	BNP	07/14/21	USD	824,000	(27,198)
ZAR	5,116,902	BOA	07/14/21	USD	372,000	(14,209)

Contracts to Deliver
AUD	2,375,000	CBA	09/15/21	USD	1,837,149	55,458
BRL	7,324,850	BOA	07/02/21	USD	1,464,326	(8,361)
BRL	1,837,420	BOA	07/02/21	USD	367,322	(2,097)
BRL	3,901,380	CBNA	07/02/21	USD	735,000	(49,386)
BRL	2,837,637	CBNA	07/02/21	USD	557,000	(13,517)
BRL	2,837,637	CBNA	07/02/21	USD	557,000	(13,517)
BRL	2,824,062	CBNA	07/02/21	USD	555,000	(12,788)
BRL	2,810,901	CBNA	07/02/21	USD	561,933	(3,209)
BRL	2,810,901	CBNA	07/02/21	USD	561,933	(3,209)
BRL	1,954,296	CBNA	07/02/21	USD	370,000	(22,918)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	1,912,401	CBNA	07/02/21	USD	382,312	$(2,183)
BRL	1,890,318	CBNA	07/02/21	USD	372,000	(8,055)
BRL	1,890,318	CBNA	07/02/21	USD	372,000	(8,055)
BRL	1,882,745	CBNA	07/02/21	USD	370,000	(8,532)
BRL	1,882,042	CBNA	07/02/21	USD	370,000	(8,391)
BRL	1,880,821	CBNA	07/02/21	USD	375,999	(2,147)
BRL	1,879,857	CBNA	07/02/21	USD	371,000	(6,952)
BRL	1,879,857	CBNA	07/02/21	USD	371,000	(6,952)
BRL	1,878,379	CBNA	07/02/21	USD	375,511	(2,144)
BRL	1,874,165	CBNA	07/02/21	USD	370,000	(6,807)
BRL	1,872,437	CBNA	07/02/21	USD	374,323	(2,137)
BRL	1,872,437	CBNA	07/02/21	USD	374,323	(2,137)
BRL	937,082	CBNA	07/02/21	USD	185,000	(3,404)
BRL	1,892,364	DBAG	07/02/21	USD	378,306	(2,160)
BRL	1,892,364	DBAG	07/02/21	USD	378,306	(2,160)
BRL	1,880,088	DBAG	07/02/21	USD	375,852	(2,146)
BRL	1,880,088	DBAG	07/02/21	USD	375,852	(2,146)
BRL	1,879,593	JPMC	07/02/21	USD	375,753	(2,145)
BRL	2,833,013	MSIP	07/02/21	USD	557,000	(12,587)
BRL	2,825,327	MSIP	07/02/21	USD	557,000	(11,042)
BRL	7,348,155	BOA	08/03/21	USD	1,475,000	2,638
BRL	1,843,266	BOA	08/03/21	USD	370,000	662
BRL	2,780,913	CBNA	08/03/21	USD	559,000	1,784
BRL	2,769,465	CBNA	08/03/21	USD	557,000	2,078
CAD	689,002	BNP	07/14/21	USD	558,000	2,179
CAD	689,002	BNP	07/14/21	USD	558,000	2,179
CAD	1,367,000	SSBT	09/15/21	USD	1,129,409	26,669
CLP	398,490,000	CBNA	07/14/21	USD	555,000	12,562
CLP	269,030,400	CBNA	07/14/21	USD	372,000	5,787
CLP	269,030,400	CBNA	07/14/21	USD	372,000	5,787
CLP	266,492,500	UBSA	07/14/21	USD	370,000	7,241
CLP	409,060,800	MSIP	08/18/21	USD	557,000	655
CNH	50,140	CBNA	09/15/21	USD	7,803	89
CNY	38,330,000	HSBC	09/15/21	USD	5,893,931	(8,032)
EUR	9,000	ANZ	07/14/21	USD	10,700	25
EUR	603,000	SSBT	07/14/21	USD	731,402	16,213
EUR	451,000	SSBT	07/14/21	USD	547,035	12,126
EUR	457,000	JPMC	07/20/21	USD	554,362	12,270
EUR	457,000	JPMC	07/20/21	USD	554,362	12,270
EUR	143,000	UBSA	07/20/21	USD	170,028	402
EUR	30,214,000	BNP	09/15/21	USD	36,626,111	745,325
EUR	1,411,000	MSIP	09/15/21	USD	1,688,976	13,336
EUR	208,000	RBC	09/15/21	USD	247,694	682
IDR	10,114,025,000	MSIP	07/01/21	USD	697,711	192
IDR	10,103,750,000	MSIP	07/01/21	USD	685,000	(11,810)
IDR	18,339,402,616	SCB	08/24/21	USD	1,264,699	5,295
JPY	60,921,413	CBA	07/14/21	USD	554,000	5,576
JPY	36,162,000	MSIP	09/15/21	USD	330,539	4,830
KRW	620,529,493	BNP	07/12/21	USD	557,000	6,019
KRW	823,260,780	MSIP	07/12/21	USD	739,000	8,010
KRW	411,073,380	MSIP	07/12/21	USD	369,000	4,000
KRW	626,167,200	MSIP	07/23/21	USD	556,000	45
MXN	14,775,848	CBNA	07/14/21	USD	743,000	2,862
MXN	11,149,931	CBNA	07/14/21	USD	559,000	488
MXN	11,008,548	CBNA	07/14/21	USD	557,000	5,570
MXN	11,008,548	CBNA	07/14/21	USD	557,000	5,570
MXN	10,942,942	CBNA	07/14/21	USD	555,000	6,856

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	7,380,778	CBNA	07/14/21	USD	372,000	$2,289
MXN	7,380,778	CBNA	07/14/21	USD	372,000	2,289
MXN	21,018,657	HSBC	07/14/21	USD	1,054,000	1,153
MXN	19,092,299	HSBC	07/14/21	USD	957,401	1,047
MXN	24,183,584	BBP	08/24/21	USD	1,213,377	8,056
MXN	3,953,515	BBP	08/24/21	USD	199,578	2,533
MXN	5,869,700	RBC	08/24/21	USD	292,057	(491)
MXN	13,354,873	SSBT	08/24/21	USD	674,440	8,827
MXN	23,019,000	MSIP	09/15/21	USD	1,151,267	7,200
TRY	2,982,525	JPMC	07/30/21	USD	345,000	7,435
ZAR	10,349,396	CBNA	07/14/21	USD	743,000	19,334
ZAR	10,142,103	CBNA	07/14/21	USD	743,000	33,829
ZAR	7,804,185	DBAG	07/14/21	USD	557,000	11,304
ZAR	8,900,251	SSBT	07/14/21	USD	644,000	21,664
ZAR	1,119,448	SSBT	07/14/21	USD	81,000	2,724
ZAR	12,288,762	CBNA	08/24/21	USD	874,446	19,552
ZAR	51,772,262	JPMC	08/24/21	USD	3,717,536	115,890

Cross Currency Contracts to Buy
PLN	5,123,994	BOA	07/07/21	EUR	1,146,000	(15,150)

Net Unrealized Appreciation						$832,045

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/21	853	USD	137,119,750	$4,109,925
U.S. Treasury Note 2 Year Futures	09/30/21	1,052	USD	231,776,968	(367,897)
U.S. Treasury Note 5 Year Futures	09/30/21	1,447	USD	178,602,759	(656,214)
U.S. Treasury Ultra Long Bond Futures	09/21/21	870	USD	167,638,125	7,227,881

Futures Contracts—Short
Euro-Bund Futures	09/08/21	(26)	EUR	(4,487,860)	(37,019)
Euro-Buxl 30 Year Bond Futures	09/08/21	(79)	EUR	(16,055,960)	(361,655)
U.S. Treasury Note 10 Year Futures	09/21/21	(205)	USD	(27,162,500)	(39,361)
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(1,474)	USD	(216,977,406)	(4,043,188)

Net Unrealized Appreciation					$5,832,472

Purchased Options

Exchange Traded Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Caesars Entertainment, Inc.	USD	100.000	12/17/21	91	USD	910,000	$124,418	$138,411	$13,993
Call - Caesars Entertainment, Inc.	USD	100.000	01/21/22	512	USD	5,120,000	891,224	833,024	(58,200)
Call - Devon Energy Corp.	USD	28.000	01/21/22	686	USD	1,920,800	291,093	302,526	11,433
Call - Devon Energy Corp.	USD	35.000	01/21/22	556	USD	1,946,000	112,609	111,200	(1,409)
Call - Diamondback Energy, Inc.	USD	90.000	12/17/21	192	USD	1,728,000	255,740	276,480	20,740
Call - Diamondback Energy, Inc.	USD	115.000	12/17/21	321	USD	3,691,500	177,267	180,402	3,135

Total							$1,852,351	$1,842,043	$(10,308)

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Purchased Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/PLN Put	PLN	4.500	BOA	07/05/21	1,146,000	EUR	1,146,000	$6,093	$7,165	$1,072
EUR Call/USD Put	USD	1.225	BNP	07/16/21	1,816,000	EUR	1,816,000	19,785	56	(19,729)
EUR Call/USD Put	USD	1.245	BOA	07/16/21	114,000	EUR	114,000	18,107	52	(18,055)
EUR Put/USD Call	USD	1.182	UBSA	07/20/21	2,484,000	EUR	2,484,000	13,068	10,394	(2,674)
EUR Put/USD Call	USD	1.180	SCB	07/29/21	2,496,000	EUR	2,496,000	9,461	12,860	3,399
GBP Put/USD Call	USD	1.375	DBAG	07/29/21	2,136,000	GBP	2,136,000	14,046	13,565	(481)
USD Call/JPY Put	JPY	110.500	BOA	07/14/21	2,976,000	USD	2,976,000	12,225	22,061	9,836
USD Call/KRW Put	KRW	1,132.000	BOA	07/21/21	1,550,000	USD	1,550,000	14,657	8,079	(6,578)
USD Call/MXN Put	MXN	21.000	GSI	07/08/21	2,224,000	USD	2,224,000	11,120	351	(10,769)
USD Call/ZAR Put	ZAR	13.700	MSIP	07/12/21	1,483,000	USD	1,483,000	21,444	63,100	41,656
USD Call/ZAR Put	ZAR	14.650	BNP	08/02/21	1,298,000	USD	1,298,000	14,421	11,356	(3,065)
USD Put/BRL Call	BRL	5.180	MSIP	07/02/21	1,848,000	USD	1,848,000	32,022	75,151	43,129
USD Put/BRL Call	BRL	5.020	MSIP	07/02/21	2,956,000	USD	2,956,000	9,075	28,233	19,158
USD Put/BRL Call	BRL	5.180	DBAG	07/08/21	1,729,000	USD	1,729,000	35,519	71,714	36,195
USD Put/BRL Call	BRL	5.080	BBP	07/14/21	1,860,000	USD	1,860,000	29,797	47,313	17,516
USD Put/BRL Call	BRL	5.050	BNP	08/02/21	1,478,000	USD	1,478,000	19,878	37,235	17,357
USD Put/IDR Call	IDR	14,450.000	DBAG	07/02/21	1,728,000	USD	1,728,000	16,827	527	(16,300)
USD Put/KRW Call	KRW	1,110.000	BOA	07/21/21	1,550,000	USD	1,550,000	15,207	956	(14,251)
USD Put/MXN Call	MXN	19.800	MSIP	07/02/21	3,696,000	USD	3,696,000	29,509	3,770	(25,739)
USD Put/MXN Call	MXN	19.500	DBAG	07/08/21	1,481,000	USD	1,481,000	9,356	498	(8,858)
USD Put/MXN Call	MXN	19.850	MSIP	07/09/21	1,383,000	USD	1,383,000	21,497	5,910	(15,587)
USD Put/RUB Call	RUB	71.800	BOA	07/08/21	1,481,000	USD	1,481,000	7,482	752	(6,730)
USD Put/RUB Call	RUB	73.750	BOA	07/16/21	1,471,000	USD	1,471,000	22,495	18,749	(3,746)
USD Put/ZAR Call	ZAR	14.000	BNP	07/08/21	1,729,000	USD	1,729,000	30,134	1,416	(28,718)
USD Put/ZAR Call	ZAR	13.600	BNP	07/12/21	1,483,000	USD	1,483,000	15,675	36	(15,639)

Totals								$448,900	$441,299	$(7,601)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Eurodollar Midcurve 1 Year Futures	USD	99.750	09/10/21	2,597	USD	6,492,500	$440,496	$795,331	$354,835
Put - Eurodollar Midcurve 1 Year Futures	USD	99.375	12/10/21	11,209	USD	28,022,500	2,382,927	2,381,913	(1,014)
Put - Eurodollar Midcurve 2 Year Futures	USD	99.375	09/10/21	7,942	USD	19,855,000	1,671,032	7,644,175	5,973,143
Put - U.S. Treasury Note 10 Year Futures	USD	131.000	07/23/21	67	USD	67,000	54,539	7,328	(47,211)

Totals							$4,548,994	$10,828,747	$6,279,753

Written Options

Exchange Traded Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Caesars Entertainment, Inc.	USD	115.000	07/16/21	(225)	USD	(2,587,500)	$(96,487)	$(11,475)	$85,012
Call - Caesars Entertainment, Inc.	USD	130.000	12/17/21	(91)	USD	(1,183,000)	(37,561)	(45,045)	(7,484)
Call - Caesars Entertainment, Inc.	USD	130.000	01/21/22	(512)	USD	(6,656,000)	(313,254)	(263,680)	49,574
Call - Devon Energy Corp.	USD	40.000	01/21/22	(556)	USD	(2,224,000)	(56,928)	(63,384)	(6,456)
Call - Devon Energy Corp.	USD	38.000	01/21/22	(686)	USD	(2,606,800)	(87,256)	(97,412)	(10,156)
Call - Diamondback Energy, Inc.	USD	130.000	12/17/21	(192)	USD	(2,496,000)	(57,628)	(63,360)	(5,732)
Call - Diamondback Energy, Inc.	USD	135.000	12/17/21	(321)	USD	(4,333,500)	(79,532)	(86,670)	(7,138)

Total							$(728,646)	$(631,026)	$97,620

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	USD	1.245	BNP	07/16/21	(2,726,000)	EUR	(2,726,000)	$(11,766)	$(3)	$11,763
USD Call/BRL Put	BRL	5.400	BNP	08/02/21	(924,000)	USD	(924,000)	(11,766)	(2,258)	9,508
USD Call/IDR Put	IDR	14,800.000	DBAG	07/02/21	(1,382,000)	USD	(1,382,000)	(7,797)	(24)	7,773

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Written Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/ZAR Put	ZAR	14.100	MSIP	07/12/21	(2,224,000)	USD	(2,224,000)	$(13,191)	$(38,584)	$(25,393)
USD Call/ZAR Put	ZAR	14.000	CBNA	08/02/21	(1,848,000)	USD	(1,848,000)	(30,827)	(54,893)	(24,066)
USD Put/BRL Call	BRL	4.990	DBAG	07/08/21	(1,729,000)	USD	(1,729,000)	(12,885)	(19,240)	(6,355)
USD Put/BRL Call	BRL	4.930	BBP	07/14/21	(1,860,000)	USD	(1,860,000)	(8,686)	(13,366)	(4,680)
USD Put/MXN Call	MXN	19.400	MSIP	07/02/21	(5,542,000)	USD	(5,542,000)	(12,364)	(6)	12,358
USD Put/MXN Call	MXN	19.450	MSIP	07/09/21	(1,729,000)	USD	(1,729,000)	(12,330)	(546)	11,784
USD Put/RUB Call	RUB	71.000	BOA	07/08/21	(1,481,000)	USD	(1,481,000)	(3,255)	(89)	3,166
USD Put/RUB Call	RUB	72.200	BOA	07/16/21	(2,206,000)	USD	(2,206,000)	(15,021)	(5,961)	9,060
USD Put/ZAR Call	ZAR	13.250	BNP	07/12/21	(2,224,000)	USD	(2,224,000)	(6,025)	(2)	6,023
USD Put/ZAR Call	ZAR	13.500	BNP	07/08/21	(1,729,000)	USD	(1,729,000)	(8,645)	(2)	8,643

Totals								$(154,558)	$(134,974)	$19,584

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Year IRS	1.748%	MSIP	3M LIBOR	Receive	11/03/21	(2,023,000)	USD	(2,023,000)	$(44,705)	$(63,146)	$(18,441)
Call - OTC - 10 Year IRS	1.680%	MSIP	3M LIBOR	Receive	10/20/21	(4,046,000)	USD	(4,046,000)	(74,349)	(106,065)	(31,716)
Call - OTC - 10 Year IRS	1.720%	MSIP	3M LIBOR	Receive	10/20/21	(4,046,000)	USD	(4,046,000)	(82,365)	(117,397)	(35,032)
Call - OTC - 10 Year IRS	1.564%	MSIP	3M LIBOR	Receive	12/21/21	(20,230,000)	USD	(20,230,000)	(413,704)	(415,099)	(1,395)
Call - OTC - 10 Year IRS	1.695%	CBNA	3M LIBOR	Receive	11/03/21	(34,411,000)	USD	(34,411,000)	(640,905)	(947,569)	(306,664)
Call - OTC - 10 Year IRS	1.748%	GSI	3M LIBOR	Receive	11/03/21	(32,388,000)	USD	(32,388,000)	(654,400)	(1,010,962)	(356,562)
Call - OTC - 10 Year IRS	1.680%	DBAG	3M LIBOR	Receive	10/20/21	(64,775,000)	USD	(64,775,000)	(1,382,946)	(1,698,057)	(315,111)
Call - OTC - 10 Year IRS	1.720%	MSIP	3M LIBOR	Receive	10/20/21	(64,775,000)	USD	(64,775,000)	(1,374,849)	(1,879,479)	(504,630)
Put - OTC - 10 Year IRS	1.748%	MSIP	3M LIBOR	Pay	11/03/21	(2,023,000)	USD	(2,023,000)	(36,780)	(14,523)	22,257
Put - OTC - 10 Year IRS	1.720%	MSIP	3M LIBOR	Pay	10/20/21	(4,046,000)	USD	(4,046,000)	(73,330)	(27,797)	45,533
Put - OTC - 10 Year IRS	1.680%	MSIP	3M LIBOR	Pay	10/20/21	(4,046,000)	USD	(4,046,000)	(80,347)	(31,845)	48,502
Put - OTC - 10 Year IRS	1.748%	GSI	3M LIBOR	Pay	11/03/21	(32,388,000)	USD	(32,388,000)	(654,400)	(232,510)	421,890
Put - OTC - 10 Year IRS	1.695%	CBNA	3M LIBOR	Pay	11/03/21	(34,411,000)	USD	(34,411,000)	(640,905)	(292,094)	348,811
Put - OTC - 10 Year IRS	1.564%	MSIP	3M LIBOR	Pay	12/21/21	(20,230,000)	USD	(20,230,000)	(413,706)	(331,078)	82,628
Put - OTC - 10 Year IRS	1.720%	MSIP	3M LIBOR	Pay	10/20/21	(64,775,000)	USD	(64,775,000)	(1,374,849)	(445,024)	929,825
Put - OTC - 10 Year IRS	1.680%	DBAG	3M LIBOR	Pay	10/20/21	(64,775,000)	USD	(64,775,000)	(1,382,946)	(509,831)	873,115
Put - OTC - 5 Year IRS	3.040%	BBP	3M LIBOR	Pay	06/15/26	(59,675,000)	USD	(59,675,000)	(1,005,524)	(754,650)	250,874

Totals									$(10,331,010)	$(8,877,126)	$1,453,884

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	USD	133.500	07/23/21	(45)	USD	(45,000)	$(8,369)	$(7,734)	$635
Put - Eurodollar Midcurve 1 Year Futures	USD	99.500	09/10/21	(2,597)	USD	(6,492,500)	(222,718)	(162,313)	60,405
Put - Eurodollar Midcurve 2 Year Futures	USD	99.000	09/10/21	(3,560)	USD	(8,900,000)	(1,072,995)	(1,090,250)	(17,255)
Put - Eurodollar Midcurve 2 Year Futures	USD	99.125	09/10/21	(4,382)	USD	(10,955,000)	(1,303,176)	(2,054,063)	(750,887)
Put - U.S. Treasury Note 10 Year Futures	USD	129.000	07/23/21	(33)	USD	(33,000)	(9,231)	(516)	8,715

Totals							$(2,616,489)	$(3,314,876)	$(698,387)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	2.337%	Maturity	02/02/31	USD	797,000	$(23,040)	$16	$(23,056)
Pay	12M CPURNSA	Maturity	2.474%	Maturity	04/26/31	USD	29,463,000	(290,569)	601	(291,170)
Pay	12M CPURNSA	Maturity	2.628%	Maturity	05/11/31	USD	4,752,000	41,070	97	40,973

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	2.639%	Maturity	05/21/31	USD	16,320,000	$179,132	$336	$178,796
Pay	12M CPURNSA	Maturity	2.643%	Maturity	05/21/31	USD	16,320,000	185,553	336	185,217
Pay	12M UKRPI	Maturity	3.345%	Maturity	01/15/41	GBP	191,000	(22,484)	9	(22,493)
Pay	12M UKRPI	Maturity	3.380%	Maturity	12/15/40	GBP	600,000	(55,218)	43	(55,261)
Pay	12M UKRPI	Maturity	3.381%	Maturity	12/15/40	GBP	2,500,000	(228,974)	177	(229,151)
Pay	12M UKRPI	Maturity	3.590%	Maturity	05/15/41	GBP	206,000	(1,348)	10	(1,358)
Receive	3M JIBAR	Quarterly	5.840%	Quarterly	06/16/26	ZAR	18,357,780	7,146	12	7,134
Receive	3M JIBAR	Quarterly	5.880%	Quarterly	06/16/26	ZAR	23,747,220	6,362	16	6,346
Receive	3M LIBOR	Semi-Annually	0.509%	Quarterly	04/07/24	USD	8,549,000	(406)	61	(467)
Receive	3M LIBOR	Semi-Annually	1.540%	Quarterly	05/28/31	USD	1,468,000	(13,874)	24	(13,898)
Receive	3M LIBOR	Semi-Annually	1.597%	Quarterly	06/01/31	USD	296,000	(4,353)	5	(4,358)
Receive	3M LIBOR	Semi-Annually	2.180%	Quarterly	06/17/31	USD	59,675,000	(592,886)	(3,705)	(589,181)
Receive	3M LIBOR	Semi-Annually	2.915%	Quarterly	08/23/26	USD	110,000	(10,778)	2	(10,780)
Receive	3M LIBOR	Semi-Annually	3.156%	Quarterly	10/03/28	USD	1,279,000	(172,922)	19	(172,941)
Receive	6M WIBOR	Semi-Annually	0.827%	Semi-Annually	06/22/23	PLN	27,947,000	(1,710)	32	(1,742)
Receive	6M WIBOR	Semi-Annually	0.720%	Semi-Annually	06/17/23	PLN	17,300,000	8,398	21	8,377
Receive	6M WIBOR	Semi-Annually	0.735%	Semi-Annually	06/17/23	PLN	17,300,000	7,052	20	7,032
Receive	6M WIBOR	Semi-Annually	0.755%	Semi-Annually	06/18/23	PLN	11,979,000	3,661	14	3,647

Totals								$(980,188)	$(1,854)	$(978,334)

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1 Day CDI	Maturity	7.208%	Maturity	01/02/24	CBNA	BRL	31,231,134	$(42,435)	$—	$(42,435)
Pay	1 Day CDI	Maturity	7.610%	Maturity	01/02/24	CBNA	BRL	17,633,205	(2,165)	—	(2,165)
Pay	1 Day CDI	Maturity	7.700%	Maturity	01/02/24	CBNA	BRL	2,291,189	529	—	529
Pay	1 Day CDI	Maturity	8.285%	Maturity	01/02/29	JPMC	BRL	9,745,866	(14,654)	—	(14,654)
Pay	1 Day CDI	Maturity	8.420%	Maturity	01/02/29	CBNA	BRL	7,100,686	(4,338)	—	(4,338)
Pay	3M CLOIS	Semi-Annually	1.650%	Semi-Annually	05/28/23	BOA	CLP	3,163,924,000	(67,212)	—	(67,212)
Pay	7 DayCNRR	Quarterly	2.775%	Quarterly	06/16/26	JPMC	CNY	19,755,000	(497)	—	(497)
Pay	7 Day CNRR	Quarterly	2.825%	Quarterly	09/15/26	BNP	CNY	21,077,000	2,954	—	2,954
Pay	7 Day CNRR	Quarterly	2.838%	Quarterly	09/15/26	CBNA	CNY	9,033,000	2,113	—	2,113
Pay	7 Day CNRR	Quarterly	2.929%	Quarterly	06/16/26	BOA	CNY	316,306,000	342,782	—	342,782
Receive	3M CLOIS	Semi-Annually	1.420%	Semi-Annually	04/01/23	BOA	CLP	3,163,924,000	71,068	—	71,068

Totals									$288,145	$—	$288,145

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.33.V12	(5.000%)	Quarterly	12/20/24	2.039%	USD	4,786,420	$(470,840)	$67,824	$(538,664)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	2.045%	USD	460,000	$(45,592)	$26,848	$(72,440)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	2.261%	USD	480,000	(49,735)	47,446	(97,181)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	2.060%	USD	250,000	(21,172)	(8,777)	(12,395)

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	2.060%	USD	250,000	$(21,172)	$(9,472)	$(11,700)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	2.060%	USD	250,000	(21,172)	(9,940)	(11,232)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	0.930%	USD	460,000	(1,097)	(6,383)	5,286
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	0.930%	USD	1,185,000	(2,827)	(9,744)	6,917
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/26	BBP	1.647%	USD	7,798,600	240,697	428,093	(187,396)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/26	GSI	1.647%	USD	1,238,000	38,210	39,256	(1,046)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/26	GSI	1.647%	USD	1,040,000	32,099	33,217	(1,118)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/26	GSI	1.647%	USD	520,000	16,049	16,608	(559)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/26	GSI	1.647%	USD	520,000	16,049	16,608	(559)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/26	GSI	1.647%	USD	520,000	16,049	16,608	(559)
Broadcom, Inc. 4.750%, due 04/15/29	(1.000%)	Quarterly	12/20/24	JPMC	0.423%	USD	285,000	(5,214)	6,072	(11,286)
Chile Government International Bond 3.240%, due 02/06/28	(1.000%)	Quarterly	06/20/26	GSI	0.587%	USD	1,098,000	(22,221)	(21,776)	(445)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	BNP	1.361%	USD	550,000	9,534	9,705	(171)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	BNP	1.361%	USD	220,000	3,814	3,966	(152)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	CBNA	1.361%	USD	823,000	14,266	14,642	(376)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	CBNA	1.361%	USD	505,000	8,754	8,156	598
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	CBNA	1.361%	USD	505,000	8,754	8,630	124
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	490,000	8,494	9,177	(683)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	490,000	8,494	9,405	(911)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	490,000	8,494	9,748	(1,254)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	490,000	8,494	9,765	(1,271)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	480,000	8,320	9,549	(1,229)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	438,000	7,592	8,728	(1,136)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/26	GSI	1.361%	USD	190,000	3,294	3,558	(264)
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	06/20/26	JPMC	0.745%	USD	5,397,000	(66,862)	(29,639)	(37,223)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BNP	0.938%	USD	550,000	(1,652)	(660)	(992)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BNP	0.938%	USD	550,000	(1,652)	(528)	(1,124)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	530,000	(1,592)	(1,529)	(63)

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	530,000	$(1,592)	$(382)	$(1,210)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	530,000	(1,592)	(254)	(1,338)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	530,000	(1,592)	(509)	(1,083)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	530,000	(1,592)	—	(1,592)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	560,000	(1,682)	(1,080)	(602)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	560,000	(1,682)	(944)	(738)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	560,000	(1,682)	(1,215)	(467)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	610,000	(1,832)	(1,321)	(511)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	610,000	(1,832)	(880)	(952)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	610,000	(1,832)	(881)	(951)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	620,000	(1,862)	(1,343)	(519)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	620,000	(1,862)	(1,343)	(519)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	620,000	(1,862)	(895)	(967)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	732,000	(2,198)	(704)	(1,494)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	734,000	(2,204)	(1,769)	(435)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	BBP	0.938%	USD	873,000	(2,623)	210	(2,833)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	CBNA	0.938%	USD	540,000	(1,622)	(1,562)	(60)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	CBNA	0.938%	USD	540,000	(1,622)	(1,432)	(190)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	CBNA	0.938%	USD	550,000	(1,652)	(1,590)	(62)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	CBNA	0.938%	USD	550,000	(1,652)	(1,724)	72
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	CBNA	0.938%	USD	611,000	(1,835)	(1,030)	(805)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	480,000	(1,441)	(231)	(1,210)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	480,000	(1,442)	(346)	(1,096)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	480,000	(1,442)	(231)	(1,211)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	480,000	(1,442)	(231)	(1,211)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	500,000	(1,502)	(1,811)	309
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	500,000	(1,502)	(1,327)	(175)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	540,000	(1,622)	(1,300)	(322)

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	540,000	$(1,622)	$(1,300)	$(322)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	550,000	(1,652)	(1,324)	(328)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	GSI	0.938%	USD	818,000	(2,457)	196	(2,653)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/26	MSIP	0.938%	USD	7,626,050	(22,903)	47,848	(70,751)
Occidental Petroleum Corp. 5.550%, due 03/15/26	(1.000%)	Quarterly	12/20/24	BBP	1.548%	USD	970,000	17,905	354,177	(336,272)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	06/20/26	GSI	0.438%	USD	3,913,035	(107,676)	(100,631)	(7,045)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/26	GSI	1.847%	USD	15,381,574	618,524	1,038,563	(420,039)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/26	GSI	1.847%	USD	1,986,457	79,880	134,126	(54,246)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	06/20/26	GSI	1.847%	USD	1,136,400	45,697	76,730	(31,033)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	1.850%	USD	499,000	(45,640)	(3,496)	(42,144)

Totals								$727,256	$2,156,101	$(1,428,845)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Broadcom, Inc. 4.750%, due 04/15/29	1.000%	Quarterly	06/20/24	CBNA	0.343%	USD	3,239,000	$57,467	$(147,383)	$204,850

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.124%	USD	1,001,000	$(3,872)	$145	$(4,017)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.124%	USD	2,340,000	(9,052)	(883)	(8,169)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.241%	USD	1,610,000	(17,374)	19,805	(37,179)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.241%	USD	1,280,000	(13,813)	15,972	(29,785)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.241%	USD	900,000	(9,712)	11,071	(20,783)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.241%	USD	1,090,000	(11,762)	13,409	(25,171)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.241%	USD	1,960,000	(21,151)	26,423	(47,574)
CMBX.NA.BBB-.V14	(3.000%)	Monthly	12/16/72	GSI	3.226%	USD	210,000	3,597	10,632	(7,035)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	29.499%	USD	340,000	89,926	34,298	55,628
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CGM	5.031%	USD	500,000	38,884	16,666	22,218
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	5.031%	USD	105,000	8,166	5,731	2,435

Totals								$53,837	$153,269	$(99,432)

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.027%	USD	660,000	$(895)	$(30,601)	$29,706
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.027%	USD	1,310,000	(1,776)	(59,736)	57,960
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.161%	USD	5,000,000	37,521	(156,398)	193,919
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	4.911%	USD	40,000	(3,534)	(3,575)	41
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	29.499%	USD	340,000	(89,926)	(28,925)	(61,001)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	5.031%	USD	467,000	(36,317)	(57,312)	20,995
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	GSI	5.031%	USD	210,000	(16,331)	(23,065)	6,734
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	JPMC	5.031%	USD	130,000	(10,110)	(28,913)	18,803
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.031%	USD	236,000	(18,353)	(11,305)	(7,048)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.031%	USD	240,000	(18,664)	(313)	(18,351)

Totals								$(158,385)	$(400,143)	$241,758

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	3M LIBOR	Quarterly	11/15/21	BNP	Choice Hotels International, Inc.	USD 404,457	$(1,331)	$—	$(1,331)
Pay	3M LIBOR	Quarterly	09/20/21	GSI	Markit iBoxx USD Liquid High Yield Index	USD 32,480,000	199,886	—	199,886

Totals							$198,555	$—	$198,555

Securities in the amount of $364,334 have been received at the custodian bank as collateral for OTC swap contracts.
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBA)—	Commonwealth Bank of Australia
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(RBC)—	Royal Bank of Canada
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(KZT)—	Kazakhstani Tenge
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CLOIS)—	Sinacofi Chile Interbank Rate Average
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China 7 Day Reverse Repo Rates
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(JIBAR)—	Johannesburg Interbank Agreed Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(UKRPI)—	United Kingdom Retail Price Index
(WIBOR)—	Warsaw Interbank Offered Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,765,112,570	$—	$1,765,112,570
Corporate Bonds & Notes
Advertising	—	2,424,429	—	2,424,429
Aerospace/Defense	—	46,533,499	—	46,533,499
Agriculture	—	25,602,004	—	25,602,004
Airlines	—	24,785,402	—	24,785,402
Apparel	—	826,125	—	826,125
Auto Manufacturers	—	31,934,691	—	31,934,691
Auto Parts & Equipment	—	906,677	—	906,677
Banks	—	289,610,024	—	289,610,024
Beverages	—	26,476,548	—	26,476,548
Biotechnology	—	10,662,801	—	10,662,801
Building Materials	—	5,498,107	—	5,498,107
Chemicals	—	16,327,989	—	16,327,989
Commercial Services	—	19,245,962	—	19,245,962
Computers	—	22,803,264	—	22,803,264
Distribution/Wholesale	—	1,340,510	—	1,340,510
Diversified Financial Services	—	23,714,762	—	23,714,762
Electric	—	101,293,976	—	101,293,976
Electronics	—	2,865,962	—	2,865,962
Energy-Alternate Sources	—	912,775	—	912,775
Engineering & Construction	—	2,400,830	—	2,400,830
Entertainment	—	12,150,261	—	12,150,261
Environmental Control	—	4,505,202	—	4,505,202

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food	$—	$9,662,913	$—	$9,662,913
Food Service	—	519,411	—	519,411
Forest Products & Paper	—	4,931,659	—	4,931,659
Gas	—	4,664,067	—	4,664,067
Healthcare-Products	—	6,870,434	—	6,870,434
Healthcare-Services	—	35,504,979	—	35,504,979
Home Builders	—	9,928,660	1,233,820	11,162,480
Household Products/Wares	—	408,875	—	408,875
Insurance	—	16,209,560	—	16,209,560
Internet	—	13,257,963	—	13,257,963
Investment Companies	—	1,000,504	—	1,000,504
Iron/Steel	—	851,403	—	851,403
Lodging	—	4,943,984	—	4,943,984
Machinery-Diversified	—	6,480,884	—	6,480,884
Media	—	58,351,923	—	58,351,923
Metal Fabricate/Hardware	—	436,150	—	436,150
Mining	—	11,697,724	—	11,697,724
Miscellaneous Manufacturing	—	3,308,117	—	3,308,117
Multi-National	—	398,336	—	398,336
Oil & Gas	—	36,326,228	—	36,326,228
Oil & Gas Services	—	448,800	—	448,800
Packaging & Containers	—	1,077,738	—	1,077,738
Pharmaceuticals	—	60,355,606	—	60,355,606
Pipelines	—	70,342,121	—	70,342,121
Real Estate	—	2,963,381	—	2,963,381
Real Estate Investment Trusts	—	48,672,734	—	48,672,734
Retail	—	22,395,280	—	22,395,280
Semiconductors	—	39,083,039	—	39,083,039
Shipbuilding	—	2,482,217	—	2,482,217
Software	—	44,358,984	—	44,358,984
Telecommunications	—	90,522,885	—	90,522,885
Toys/Games/Hobbies	—	715,033	—	715,033
Transportation	—	33,979,105	—	33,979,105
Trucking & Leasing	—	5,337,069	—	5,337,069
Total Corporate Bonds & Notes	—	1,321,309,566	1,233,820	1,322,543,386
Total Asset-Backed Securities*	—	433,658,139	—	433,658,139
Total Mortgage-Backed Securities*	—	228,945,133	—	228,945,133
Total Foreign Government*	—	88,978,146	—	88,978,146
Floating Rate Loans
Advertising	—	700,785	—	700,785
Airlines	—	4,375,657	—	4,375,657
Beverages	—	729,957	—	729,957
Building Materials	—	1,918,621	—	1,918,621
Chemicals	—	1,015,468	—	1,015,468
Commercial Services (Less Unfunded Loan Commitments of $2,665,273)	—	3,225,402	1,205,602	4,431,004
Computers	—	309,214	—	309,214
Cosmetics/Personal Care	—	214,722	—	214,722
Distribution/Wholesale	—	230,933	—	230,933
Electric	—	1,347,042	—	1,347,042
Energy-Alternate Sources	—	131,856	—	131,856
Entertainment	—	6,022,782	—	6,022,782
Food	—	334,855	—	334,855
Healthcare-Services	—	240,768	—	240,768
Internet	—	205,248	—	205,248
Lodging	—	7,567,989	—	7,567,989
Machinery-Diversified	—	92,000	—	92,000
Media	—	964,293	—	964,293

See accompanying notes to financial statements.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metal Fabricate/Hardware	$—	$431,102	$—	$431,102
Mining	—	218,818	—	218,818
Pharmaceuticals	—	1,519,403	—	1,519,403
Pipelines	—	3,546,922	—	3,546,922
Real Estate Investment Trusts	—	1,476,311	—	1,476,311
Retail (Less Unfunded Loan Commitments of $19,034)	—	5,037,043	—	5,037,043
Software	—	1,209,762	—	1,209,762
Telecommunications	—	2,138,425	—	2,138,425
Transportation	—	2,356,954	—	2,356,954
Total Floating Rate Loans (Less Unfunded Loan Commitments of $2,684,307)	—	47,562,332	1,205,602	48,767,934
Total Municipals*	—	24,514,113	—	24,514,113
Common Stocks
Equity Real Estate Investment Trusts	4,878,063	—	—	4,878,063
Health Care Providers & Services	1,034,114	—	—	1,034,114
Hotels, Restaurants & Leisure	959,376	—	—	959,376
Household Durables	1,180,081	—	—	1,180,081
Interactive Media & Services	721,237	—	—	721,237
Media	453,140	—	—	453,140
Oil, Gas & Consumable Fuels	4,625,899	55,560	—	4,681,459
Real Estate Management & Development	506,085	—	—	506,085
Special Purpose Acquisition Companies	1,884,460	—	—	1,884,460
Total Common Stocks	16,242,455	55,560	—	16,298,015
Total Warrants*	1,095,549	—	—	1,095,549
Total Convertible Bonds*	—	995,562	—	995,562
Total Escrow Shares*	—	—	1	1
Total Short-Term Investment*	—	425,093,958	—	425,093,958
Total Securities Lending Reinvestments*	—	39,936,911	—	39,936,911
Purchased Options
Exchange Traded Equity Options at Value	1,842,043	—	—	1,842,043
Foreign Currency Options at Value	—	441,299	—	441,299
Options on Exchange-Traded Futures Contracts at Value	10,828,747	—	—	10,828,747
Total Purchased Options	12,670,790	441,299	—	13,112,089
Total Net Investments	$30,008,794	$4,376,603,289	$2,439,423	$4,409,051,506

Collateral for Securities Loaned (Liability)	$—	$(39,936,911)	$—	$(39,936,911)
TBA Forward Sales Commitments	$—	$(74,911,635)	$—	$(74,911,635)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,536,480	$—	$1,536,480
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(704,435)	—	(704,435)
Total Forward Contracts	$—	$832,045	$—	$832,045
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$11,337,806	$—	$—	$11,337,806
Futures Contracts (Unrealized Depreciation)	(5,505,334)	—	—	(5,505,334)
Total Futures Contracts	$5,832,472	$—	$—	$5,832,472
Written Options
Exchange Traded Equity Options at Value	$(631,026)	$—	$—	$(631,026)
Foreign Currency Options at Value	—	(134,974)	—	(134,974)
Interest Rate Swaptions at Value	—	(8,877,126)	—	(8,877,126)
Options on Exchange-Traded Futures Contracts at Value	(3,314,876)	—	—	(3,314,876)
Total Written Options	$(3,945,902)	$(9,012,100)	$—	$(12,958,002)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$437,522	$—	$437,522
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,954,520)	—	(1,954,520)
Total Centrally Cleared Swap Contracts	$—	$(1,516,998)	$—	$(1,516,998)

See accompanying notes to financial statements.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,074,356	$—	$2,074,356
OTC Swap Contracts at Value (Liabilities)	—	(907,481)	—	(907,481)
Total OTC Swap Contracts	$—	$1,166,875	$—	$1,166,875

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

During the period ended June 30, 2021, a transfer from Level 3 to Level 2 in the amount of $541,873 was due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2021

Assets
Investments at value (a) (b) (c)	$3,983,957,548
Repurchase Agreement at value which equals cost	425,093,958
Cash denominated in foreign currencies (d)	10,515,912
Cash collateral (e)	10,371,520
OTC swap contracts at market value (f)	2,074,356
Unrealized appreciation on forward foreign currency exchange contracts	1,536,480
Receivable for:
Investments sold	14,248,822
TBA securities sold (g)	694,229,652
Premiums on written options	424,726
Fund shares sold	1,691,889
Principal paydowns	5,181
Dividends and interest	19,866,949
Interest on OTC swap contracts	75,592
Other assets	4,207

Total Assets	5,164,096,792
Liabilities
Due to custodian	1,347,976
Written options at value (h)	12,958,002
TBA Forward sales commitments, at value	74,911,635
OTC swap contracts at market value (i)	907,481
Cash collateral for OTC swap contracts	85,100
Unrealized depreciation on forward foreign currency exchange contracts	704,435
Collateral for securities loaned	39,936,911
Payables for:
Investments purchased	27,602,611
TBA securities purchased (g)	1,270,841,207
Fund shares redeemed	529,345
Variation margin on futures contracts	731,619
Variation margin on centrally cleared swap contracts	293,210
Premium on purchased options	23,507
Interest on forward sales commitments	108,964
Interest on OTC swap contracts	93,484
Accrued Expenses:
Management fees	1,008,384
Distribution and service fees	122,026
Deferred trustees’ fees	171,560
Other expenses	857,140

Total Liabilities	1,433,234,597

Net Assets	$3,730,862,195

Net Assets Consist of:
Paid in surplus	$3,656,075,733
Distributable earnings (Accumulated losses)	74,786,462

Net Assets	$3,730,862,195

Net Assets
Class A	$3,092,267,376
Class B	539,993,088
Class E	98,601,731
Capital Shares Outstanding*
Class A	28,660,833
Class B	5,106,131
Class E	922,883
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$107.89
Class B	105.75
Class E	106.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,930,897,547.
(b)	Includes securities loaned at value of $52,549,556.
(c)	Investments at value is net of unfunded loan commitments of $2,684,307.
(d)	Identified cost of cash denominated in foreign currencies was $10,562,504.
(e)	Includes collateral of $4,734,000 for OTC swap contracts and $5,637,520 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $2,022,561.
(g)	Included within TBA securities sold is $109,085,609 related to TBA forward sale commitments and included within TBA securities purchased is $33,725,501 related to TBA forward sale commitments.
(h)	Premiums received on written options were $13,830,703.
(i)	Net premium received on OTC swap contracts was $260,717.

Statement of Operations

Six Months Ended June 30, 2021

Investment Income
Dividends	$16,946
Interest (a)	41,185,993
Securities lending income	30,641

Total investment income	41,233,580
Expenses
Management fees	5,840,752
Administration fees	66,885
Custodian and accounting fees	433,944
Distribution and service fees—Class B	651,653
Distribution and service fees—Class E	70,780
Audit and tax services	63,864
Legal	23,797
Trustees’ fees and expenses	28,684
Shareholder reporting	61,321
Insurance	12,562
Miscellaneous	13,934

Total expenses	7,268,176
Less management fee waiver	(273)

Net expenses	7,267,903

Net Investment Income	33,965,677

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	20,962,751
Purchased options	(775,468)
Futures contracts	(22,505,695)
Written options	551,791
Swap contracts	(5,711,250)
Foreign currency transactions	1,141,850
Forward foreign currency transactions	(1,407,605)

Net realized gain (loss)	(7,743,626)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(62,623,635)
Purchased options	4,635,539
Futures contracts	6,632,202
Written options	982,608
Swap contracts	(723,904)
Foreign currency transactions	(255,769)
Forward foreign currency transactions	3,649,855

Net change in unrealized appreciation (depreciation)	(47,703,104)

Net realized and unrealized gain (loss)	(55,446,730)

Net Increase (Decrease) in Net Assets From Operations	$(21,481,053)

(a)	Net of foreign withholding taxes of $25,999.
(b)	Net of foreign capital gains tax of $51,244.
(c)	Includes change in foreign capital gains tax of $137,288.

See accompanying notes to financial statements.

BHFTII-56

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$33,965,677	$78,792,001
Net realized gain (loss)	(7,743,626)	165,181,523
Net change in unrealized appreciation (depreciation)	(47,703,104)	27,392,493

Increase (decrease) in net assets from operations	(21,481,053)	271,366,017

From Distributions to Shareholders
Class A	(142,633,860)	(98,356,164)
Class B	(24,157,106)	(15,658,619)
Class E	(4,453,779)	(3,240,127)

Total distributions	(171,244,745)	(117,254,910)

Increase (decrease) in net assets from capital share transactions	515,926,214	(156,956,437)

Total increase (decrease) in net assets	323,200,416	(2,845,330)

Net Assets
Beginning of period	3,407,661,779	3,410,507,109

End of period	$3,730,862,195	$3,407,661,779

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	3,124,460	$350,910,055	533,831	$59,541,642
Reinvestments	1,330,540	142,633,860	897,492	98,356,164
Redemptions	(354,108)	(39,497,861)	(3,021,322)	(334,672,260)

Net increase (decrease)	4,100,892	$454,046,054	(1,589,999)	$(176,774,454)

Class B
Sales	539,103	$59,140,771	911,392	$99,786,527
Reinvestments	229,871	24,157,106	145,594	15,658,619
Redemptions	(288,181)	(31,528,081)	(824,646)	(89,481,549)

Net increase (decrease)	480,793	$51,769,796	232,340	$25,963,597

Class E
Sales	99,812	$11,055,833	69,281	$7,650,613
Reinvestments	41,953	4,453,779	29,841	3,240,127
Redemptions	(48,890)	(5,399,248)	(154,960)	(17,036,320)

Net increase (decrease)	92,875	$10,110,364	(55,838)	$(6,145,580)

Increase (decrease) derived from capital shares transactions		$515,926,214		$(156,956,437)

See accompanying notes to financial statements.

BHFTII-57

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$113.91		$108.84	$102.94	$106.93	$106.00	$106.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.10		2.67	3.39	3.33	3.18	2.76	(b)
Net realized and unrealized gain (loss)	(1.90)		6.54	6.56	(3.77)	1.13	0.61

Total income (loss) from investment operations	(0.80)		9.21	9.95	(0.44)	4.31	3.37

Less Distributions
Distributions from net investment income	(3.05)		(4.14)	(4.05)	(3.55)	(3.38)	(3.51)
Distributions from net realized capital gains	(2.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(5.22)		(4.14)	(4.05)	(3.55)	(3.38)	(3.51)

Net Asset Value, End of Period	$107.89		$113.91	$108.84	$102.94	$106.93	$106.00

Total Return (%) (c)	(0.67	)(d)	8.60	9.83	(0.36)	4.10	3.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(e)	0.39	0.39	0.43	0.51	0.37
Gross ratio of expenses to average net assets excluding interest expense (%)	0.38	(e)	0.39	0.38	0.37	0.37	0.36
Net ratio of expenses to average net assets (%) (f)	0.38	(e)	0.39	0.39	0.43	0.51	0.37
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.38	(e)	0.39	0.38	0.37	0.37	0.36
Ratio of net investment income (loss) to average net assets (%)	1.99	(e)	2.40	3.18	3.22	2.98	2.56	(b)
Portfolio turnover rate (%)	226	(d)(g)	437 (g)	482 (g)	439 (g)	615 (g)	571	(g)
Net assets, end of period (in millions)	$3,092.3		$2,797.7	$2,846.1	$2,977.2	$3,256.0	$3,187.2

	Class B
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$111.65		$106.74	$101.01	$104.98	$104.12	$104.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.94		2.34	3.06	3.02	2.86	2.45	(b)
Net realized and unrealized gain (loss)	(1.87)		6.42	6.44	(3.71)	1.11	0.59

Total income (loss) from investment operations	(0.93)		8.76	9.50	(0.69)	3.97	3.04

Less Distributions
Distributions from net investment income	(2.80)		(3.85)	(3.77)	(3.28)	(3.11)	(3.23)
Distributions from net realized capital gains	(2.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(4.97)		(3.85)	(3.77)	(3.28)	(3.11)	(3.23)

Net Asset Value, End of Period	$105.75		$111.65	$106.74	$101.01	$104.98	$104.12

Total Return (%) (c)	(0.80	)(d)	8.34	9.55	(0.62)	3.85	2.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.64	0.64	0.68	0.76	0.62
Gross ratio of expenses to average net assets excluding interest expense (%)	0.63	(e)	0.64	0.63	0.62	0.62	0.61
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.64	0.64	0.68	0.76	0.62
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.63	(e)	0.64	0.63	0.62	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	1.74	(e)	2.14	2.93	2.97	2.73	2.31	(b)
Portfolio turnover rate (%)	226	(d)(g)	437 (g)	482 (g)	439 (g)	615 (g)	571	(g)
Net assets, end of period (in millions)	$540.0		$516.4	$468.9	$455.6	$514.5	$516.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-58

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$112.78		$107.78	$101.96	$105.94	$105.03	$105.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.01		2.48	3.20	3.15	2.99	2.57	(b)
Net realized and unrealized gain (loss)	(1.89)		6.48	6.49	(3.75)	1.12	0.60

Total income (loss) from investment operations	(0.88)		8.96	9.69	(0.60)	4.11	3.17

Less Distributions
Distributions from net investment income	(2.89)		(3.96)	(3.87)	(3.38)	(3.20)	(3.32)
Distributions from net realized capital gains	(2.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(5.06)		(3.96)	(3.87)	(3.38)	(3.20)	(3.32)

Net Asset Value, End of Period	$106.84		$112.78	$107.78	$101.96	$105.94	$105.03

Total Return (%) (c)	(0.75	)(d)	8.44	9.66	(0.52)	3.95	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(e)	0.54	0.54	0.58	0.65	0.52
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	(e)	0.54	0.53	0.52	0.52	0.51
Net ratio of expenses to average net assets (%) (f)	0.53	(e)	0.54	0.54	0.58	0.65	0.52
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.53	(e)	0.54	0.53	0.52	0.52	0.51
Ratio of net investment income (loss) to average net assets (%)	1.84	(e)	2.25	3.03	3.07	2.82	2.40	(b)
Portfolio turnover rate (%)	226	(d)(g)	437 (g)	482 (g)	439 (g)	615 (g)	571	(g)
Net assets, end of period (in millions)	$98.6		$93.6	$95.5	$96.8	$110.4	$117.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 45%, 93%, 81%, 92%, 168%, and 178% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-59

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-60

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-61

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a

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SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2021, the Portfolio had open unfunded loan commitments of $2,684,307. At June 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches,

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next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the

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current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $1,347,976 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $425,093,958, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $38,736,911, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. There were no outstanding reverse repurchase agreements as of June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

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Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(5,685)	$—	$—	$—	$(5,685)
Corporate Bonds & Notes	(26,736,171)	—	—	—	(26,736,171)
Foreign Government	(13,195,055)	—	—	—	(13,195,055)
Total Borrowings	$(39,936,911)	$—	$—	$—	$(39,936,911)
Gross amount of recognized liabilities for securities lending transactions					$(39,936,911)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the

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Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

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the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$10,828,747
	OTC swap contracts at market value (c)	419,446	OTC swap contracts at market value (c)	$131,301
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	437,522	Unrealized depreciation on centrally cleared swap contracts (b) (d)	1,415,856
	Unrealized appreciation on futures contracts (b) (e)	11,337,806	Unrealized depreciation on futures contracts (b) (e)	5,505,334
			Written options at value (f)	12,192,002
Credit	OTC swap contracts at market value (c)	1,654,910	OTC swap contracts at market value (c)	774,849
			Unrealized depreciation on centrally cleared swap contracts (b) (d)	538,664
Equity	Investments at market value (a) (b)	1,842,043
			OTC swap contracts at market value (c)	1,331
			Written options at value (b)	631,026
Foreign Exchange	Investments at market value (a)	441,299
	Unrealized appreciation on forward foreign currency exchange contracts	1,536,480	Unrealized depreciation on forward foreign currency exchange contracts	704,435
			Written options at value	134,974

Total		$28,498,253		$22,029,772

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $75,592 and OTC swap interest payable of $93,484.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange-traded written options with a value of $3,314,876 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$25	$(25)	$—	$—
Bank of America N.A.	474,964	(125,094)	—	349,870
Barclays Bank plc	331,998	(331,998)	—	—
BNP Paribas S.A.	825,463	(89,818)	(20,000)	715,645
Citibank N.A.	332,723	(332,723)	—	—
Citigroup Global Markets, Inc.	38,884	—	(38,884)	—
Commonwealth Bank of Australia	61,034	—	—	61,034
Credit Suisse International	37,521	(37,521)	—	—
Deutsche Bank AG	132,775	(132,775)	—	—
Goldman Sachs International	1,129,401	(1,129,401)	—	—
HSBC Bank plc	14,798	(14,798)	—	—
JPMorgan Chase Bank N.A.	245,690	(220,466)	—	25,224
Morgan Stanley & Co. International plc	241,576	(241,576)	—	—
Royal Bank of Canada	682	(491)	—	191
Standard Chartered Bank	18,155	(18,155)	—	—
State Street Bank and Trust Co.	88,223	—	—	88,223
UBS AG	78,223	(403)	(20,000)	57,820

	$4,052,135	$(2,675,244)	$(78,884)	$1,298,007

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$25	$(25)	$—	$—
Bank of America N.A.	125,094	(125,094)	—	—
Barclays Bank plc	865,941	(331,998)	(533,943)	—
BNP Paribas S.A.	89,818	(89,818)	—	—
Citibank N.A.	1,583,764	(332,723)	(1,251,041)	—
Credit Suisse International	107,300	(37,521)	(69,779)	—
Deutsche Bank AG	2,301,489	(132,775)	(2,070,000)	98,714
Goldman Sachs International	1,416,895	(1,129,401)	(263,085)	24,409
HSBC Bank plc	31,808	(14,798)	(10,000)	7,010
JPMorgan Chase Bank N.A.	220,466	(220,466)	—	—
Morgan Stanley & Co. International plc	3,611,592	(241,576)	(3,370,016)	—
Royal Bank of Canada	491	(491)	—	—
Standard Chartered Bank	268,930	(18,155)	(250,775)	—
UBS AG	403	(403)	—	—

	$10,624,016	$(2,675,244)	$(7,818,639)	$130,133

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$2,418,024	$—	$904,885	$(4,098,377)	$(775,468)
Forward foreign currency transactions	—	—	—	(1,407,605)	(1,407,605)
Futures contracts	(22,505,695)	—	—	—	(22,505,695)
Swap contracts	(3,851,194)	(951,779)	(908,277)	—	(5,711,250)
Written options	(1,375,693)	—	—	1,927,484	551,791

	$(25,314,558)	$(951,779)	$(3,392)	$(3,578,498)	$(29,848,227)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$6,718,586	$—	$(1,162,811)	$(920,236)	$4,635,539
Forward foreign currency transactions	—	—	—	3,649,855	3,649,855
Futures contracts	6,632,202	—	—	—	6,632,202
Swap contracts	(1,619,362)	730,177	165,281	—	(723,904)
Written options	755,497	—	97,620	129,491	982,608

	$12,486,923	$730,177	$(899,910)	$2,859,110	$15,176,300

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$206,911,241
Forward foreign currency transactions	248,160,255
Futures contracts long	695,462,158
Futures contracts short	(571,007,513)
Swap contracts	653,695,189
Written options	(431,818,632)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$7,713,657,276	$1,025,301,665	$7,162,424,936	$916,380,143

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Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$7,105,662,133	$6,749,406,170

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $213,677 in purchases and $360,499 in sales of investments, which are included above, and resulted in net realized losses of $4,428.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$5,840,752	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the

BHFTII-74

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$4,280,112,090

Gross unrealized appreciation	113,527,739
Gross unrealized depreciation	(63,430,939)

Net unrealized appreciation (depreciation)	$50,096,800

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$117,254,910	$126,820,880	$—	$—	$117,254,910	$126,820,880

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$138,330,637	$32,216,296	$97,016,156	$—	$267,563,089

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2020 the Portfolio utilized accumulated short term capital losses of $39,209,793 and accumulated long term capital losses of $39,294,449.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTII-75

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-76

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Bond Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of June 30, 2021, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2020, the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio as of June 30, 2021, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2020, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-77

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-78

Brighthouse Funds Trust I

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 13.52%, 13.38%, and 13.46%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 12.99%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks, as represented by the S&P 500 Index, rallied 15.3% in the first half of 2021. Despite extended COVID-19 restrictions, increased infection, and new variants, equities remained resilient and continued to perform throughout the reporting period. During the first quarter in 2021, fundamentals created a favorable economic backdrop. Specifically, approval of the Federal Reserve’s $1.9 trillion fiscal stimulus package, the accelerated COVID-19 vaccine roll-out, and improved economic indicators including non-farm payrolls rising and the unemployment rate falling to 6.0% by the end of the March, all contributed to the beginning of an economic rebound. The shift to an economic recovery continued into the second quarter of 2021 with strong consumption, industrial activity, and gross domestic product growth of 6.4%. On the fiscal side, President Biden secured a deal on an infrastructure package worth about $1 trillion to upgrade roads, bridges, and broadband networks. For the year-to-date period, Information Technology, Financials, and Communication Services were top performing sectors, while Utilities, Consumer Staples, and Materials lagged the broader market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, in the first half of 2021.

During the first half of 2021, stock selection in Information Technology and Financials as well as positioning in Consumer Staples contributed to relative performance while selection in Industrials and Communication Services as well as a mix of selection and positioning in Real Estate detracted.

The largest contributor to relative performance over the period was Information Technology, where an underweight to the technology hardware, storage & peripherals and an overweight to semiconductors & semiconductor equipment had the strongest positive impact on results. Notably, an underweight position in Apple was a key contributor to performance, as concerns over potential regulatory actions and a declining outlook on phone sales drove its valuation down significantly from its peak in 2020 when Apple traded for over 25 times earnings. In the semiconductors & semiconductor equipment industry, an off-benchmark position in ASML Holding contributed to relative results. Next, positioning in Consumer Staples was a key contributor to relative results, where avoiding traditionally defensive sub-sectors like beverages had a positive impact on performance. Lastly, selection in Financials drove relative results. Specifically, an overweight position in S&P Global contributed to performance as the company remains a quality compounder in the Portfolio.

At the sector level, the largest detractor over the period was Industrials, driven by stock selection within the professional services industry. Notably, an overweight position in CoStar Group detracted from results. While CoStar Group is experiencing short-term disruption, we believe the company’s fundamentals are in-tact and can continue to drive organic growth. Following Industrials, selection in Communication Services also weighed on performance. Specifically, an off-benchmark position in Tencent Holdings (China) hurt relative results as Beijing’s heightening scrutiny over China’s largest technology companies impacted investor sentiment. Additionally, in communication services, an overweight position in Netflix in the entertainment sector was a slight drag on relative performance as well. Lastly, selection within Real Estate detracted from relative results. Most notably, an overweight position in SBA Communications weighed on performance as the stock recently pulled back on 5G rollout delays due to equipment pushouts from some of the network equipment suppliers.

Due to a combination of Portfolio trading activity and market movements during the period, the largest increases in active weights were in the Health Care and Communication Services sectors. These moves were driven by a shift from being actively underweight to overweight in pharmaceuticals within Health Care and increasing our active overweight to entertainment in Communication Services. Conversely, the largest reductions in active sector weights were in the Consumer Discretionary and Information Technology sectors. These changes were primarily driven by reducing exposure to specialty retail and software, respectively.

BHFTII-1

Brighthouse Funds Trust I

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The largest sector overweight in the Portfolio as of June 30, 2021 was Communication Services, followed by Financials and Materials. Consumer Staples, Real Estate, and Health Care were the largest Portfolio underweights.

Lawrence Kemp

Phil Ruvinsky

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies~~,~~ that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	13.52	40.60	24.90	16.51
Class B	13.38	40.25	24.59	16.22
Class E	13.46	40.41	24.71	16.33
Russell 1000 Growth Index	12.99	42.50	23.66	17.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Amazon.com, Inc.	8.8
Microsoft Corp.	8.0
Alphabet, Inc.- Class A	4.4
Visa, Inc.- A Shares	4.0
Facebook, Inc.- Class A	3.6
MasterCard, Inc.- Class A	3.5
Apple, Inc.	3.2
ASML Holding NV	3.1
S&P Global, Inc.	3.0
ServiceNow, Inc.	2.9

Top Sectors

% of Net Assets
Information Technology	43.7
Consumer Discretionary	18.6
Communication Services	16.4
Health Care	7.4
Industrials	6.6
Financials	4.3
Materials	2.4

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.62%	$1,000.00	$1,135.20	$3.28
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B (a)	Actual	0.87%	$1,000.00	$1,133.80	$4.60
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E (a)	Actual	0.77%	$1,000.00	$1,134.60	$4.08
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
TransDigm Group, Inc. (a)	40,369	$26,130,450

Capital Markets—4.3%
Morgan Stanley	307,952	28,236,119
S&P Global, Inc. (b)	154,288	63,327,509

		91,563,628

Chemicals—1.3%
Sherwin-Williams Co. (The)	101,709	27,710,617

Containers & Packaging—0.5%
Ball Corp.	138,843	11,249,060

Entertainment—3.9%
Netflix, Inc. (a)	87,704	46,326,130
Sea, Ltd. (ADR) (a)	136,717	37,542,488

		83,868,618

Health Care Equipment & Supplies—2.3%
Danaher Corp.	122,209	32,796,007
Intuitive Surgical, Inc. (a)	17,437	16,035,763

		48,831,770

Health Care Providers & Services—1.5%
UnitedHealth Group, Inc.	80,709	32,319,112

Hotels, Restaurants & Leisure—0.6%
Domino’s Pizza, Inc. (b)	27,761	12,950,229

Industrial Conglomerates—1.6%
Roper Technologies, Inc.	74,643	35,097,139

Interactive Media & Services—11.8%
Alphabet, Inc. - Class A (a)	38,758	94,638,897
Facebook, Inc. - Class A (a)	223,373	77,669,026
Match Group, Inc. (a)	46,693	7,529,246
Snap, Inc. - Class A (a)	718,424	48,953,411
Tencent Holdings, Ltd.	316,900	23,836,945

		252,627,525

Internet & Direct Marketing Retail—12.1%
Amazon.com, Inc. (a)	54,402	187,151,584
Etsy, Inc. (a) (b)	125,678	25,869,560
MercadoLibre, Inc. (a)	28,681	44,678,975

		257,700,119

IT Services—12.5%
Fidelity National Information Services, Inc.	81,245	11,509,979
MasterCard, Inc. - Class A	207,432	75,731,349
PayPal Holdings, Inc. (a)	132,398	38,591,369
Shopify, Inc. - Class A (a)	17,643	25,776,070
Visa, Inc. - A Shares (b)	370,059	86,527,196
Wix.com, Ltd. (a) (b)	98,297	28,533,653

		266,669,616

Life Sciences Tools & Services—1.0%
Lonza Group AG	28,784	20,404,767

Machinery—0.7%
Fortive Corp.	222,304	15,503,481

Metals & Mining—0.6%
Freeport-McMoRan, Inc.	346,822	12,870,564

Multiline Retail—0.9%
Dollar Tree, Inc. (a)	202,504	20,149,148

Pharmaceuticals—2.7%
AstraZeneca plc (ADR) (b)	233,558	13,990,124
Eli Lilly and Co.	45,439	10,429,159
Zoetis, Inc.	175,530	32,711,771

		57,131,054

Professional Services—2.3%
CoStar Group, Inc. (a)	269,420	22,313,364
TransUnion	249,258	27,371,021

		49,684,385

Road & Rail—0.7%
Union Pacific Corp.	68,501	15,065,425

Semiconductors & Semiconductor Equipment—9.1%
Analog Devices, Inc. (b)	290,410	49,996,986
ASML Holding NV	95,602	66,045,686
Marvell Technology, Inc.	769,052	44,858,803
NVIDIA Corp.	41,741	33,396,974

		194,298,449

Software—19.0%
Adobe, Inc. (a)	88,087	51,587,271
Autodesk, Inc. (a)	95,642	27,917,900
Crowdstrike Holdings, Inc. - Class A (a)	42,738	10,740,487
Intuit, Inc.	123,807	60,686,477
Microsoft Corp.	635,095	172,047,235
RingCentral, Inc. - Class A (a) (b)	71,444	20,760,197
ServiceNow, Inc. (a)	112,934	62,062,880

		405,802,447

Specialty Retail—1.4%
Lowe’s Cos., Inc.	85,660	16,615,470
TJX Cos., Inc. (The)	207,645	13,999,426

		30,614,896

Technology Hardware, Storage & Peripherals—3.2%
Apple, Inc.	493,111	67,536,483

Textiles, Apparel & Luxury Goods—3.5%
LVMH Moet Hennessy Louis Vuitton SE	25,722	20,196,063
NIKE, Inc. - Class B	356,737	55,112,299

		75,308,362

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.7%
T-Mobile U.S., Inc. (a)	103,861	$15,042,189

Total Common Stocks (Cost $1,169,810,280)		2,126,129,533

Preferred Stock—0.4%

Interactive Media & Services—0.4%
Bytedance, Ltd. - Series E-1 † (a) (c) (d) (Cost $5,566,368)	50,800	8,617,459

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $4,874,619; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $4,972,198.	4,874,619	4,874,619

Total Short-Term Investments (Cost $4,874,619)		4,874,619

Securities Lending Reinvestments (e)—2.9%

Certificates of Deposit—0.2%
Agricultural Bank of China 0.100%, 07/01/21	500,000	499,999
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (f)	2,000,000	2,000,025
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840

		3,499,864

Repurchase Agreements—1.5%
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $4,063,765; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $4,145,035.	4,063,759	4,063,759
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,196,455.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $7,696,694.	7,000,000	7,000,000

Repurchase Agreements —(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $500,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $510,000.	500,000	500,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $3,500,010; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $3,571,439.	3,500,000	3,500,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $2,002,667; collateralized by various Common Stock with an aggregate market value of $2,200,033.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $2,000,082; collateralized by various Common Stock with an aggregate market value of $2,222,235.	2,000,000	2,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,000,007; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $5,100,007.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $5,700,029; collateralized by various Common Stock with an aggregate market value of $6,333,465.	5,700,000	5,700,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,000,005; collateralized by various Common Stock with an aggregate market value of $1,111,146.	1,000,000	1,000,000

		32,763,759

Time Deposits—0.4%
DZ Bank AG 0.040%, 07/01/21	3,000,000	3,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,000,000	1,000,000
0.130%, 07/01/21	400,000	400,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (f)	1,000,000	1,000,000
Royal Bank of Canada 0.030%, 07/01/21	2,000,000	2,000,000

		7,400,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.8%
Fidelity Government Portfolio, Institutional Class 0.010% (g)	1,000,000	$1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (g)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	5,000,000	5,000,000

		18,000,000

Total Securities Lending Reinvestments (Cost $61,663,565)		61,663,623

Total Investments—102.9% (Cost $1,241,914,832)		2,201,285,234
Other assets and liabilities (net)—(2.9)%		(62,801,639)

Net Assets—100.0%		$2,138,483,595

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $8,617,459, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $60,113,193 and the collateral received consisted of cash in the amount of $61,663,325. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.4% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance, Ltd. - Series E-1	12/10/20	50,800	$5,566,368	$8,617,459

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,130,450	$—	$—	$26,130,450
Capital Markets	91,563,628	—	—	91,563,628
Chemicals	27,710,617	—	—	27,710,617
Containers & Packaging	11,249,060	—	—	11,249,060
Entertainment	83,868,618	—	—	83,868,618
Health Care Equipment & Supplies	48,831,770	—	—	48,831,770
Health Care Providers & Services	32,319,112	—	—	32,319,112
Hotels, Restaurants & Leisure	12,950,229	—	—	12,950,229
Industrial Conglomerates	35,097,139	—	—	35,097,139
Interactive Media & Services	228,790,580	23,836,945	—	252,627,525
Internet & Direct Marketing Retail	257,700,119	—	—	257,700,119
IT Services	266,669,616	—	—	266,669,616
Life Sciences Tools & Services	—	20,404,767	—	20,404,767
Machinery	15,503,481	—	—	15,503,481
Metals & Mining	12,870,564	—	—	12,870,564
Multiline Retail	20,149,148	—	—	20,149,148
Pharmaceuticals	57,131,054	—	—	57,131,054
Professional Services	49,684,385	—	—	49,684,385
Road & Rail	15,065,425	—	—	15,065,425
Semiconductors & Semiconductor Equipment	194,298,449	—	—	194,298,449
Software	405,802,447	—	—	405,802,447
Specialty Retail	30,614,896	—	—	30,614,896
Technology Hardware, Storage & Peripherals	67,536,483	—	—	67,536,483
Textiles, Apparel & Luxury Goods	55,112,299	20,196,063	—	75,308,362
Wireless Telecommunication Services	15,042,189	—	—	15,042,189
Total Common Stocks	2,061,691,758	64,437,775	—	2,126,129,533
Total Preferred Stock*	—	—	8,617,459	8,617,459
Total Short-Term Investment*	—	4,874,619	—	4,874,619
Securities Lending Reinvestments
Certificates of Deposit	—	3,499,864	—	3,499,864
Repurchase Agreements	—	32,763,759	—	32,763,759
Time Deposits	—	7,400,000	—	7,400,000
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	43,663,623	—	61,663,623
Total Investments	$2,079,691,758	$112,976,017	$8,617,459	$2,201,285,234

Collateral for Securities Loaned (Liability)	$—	$(61,663,325)	$—	$(61,663,325)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$2,201,285,234
Receivable for:
Investments sold	39,659
Fund shares sold	2,017,032
Dividends	294,679

Total Assets	2,203,636,604

Liabilities
Collateral for securities loaned	61,663,325
Payables for:
Fund shares redeemed	2,028,355
Accrued Expenses:
Management fees	1,016,922
Distribution and service fees	71,222
Deferred trustees’ fees	173,559
Other expenses	199,626

Total Liabilities	65,153,009

Net Assets	$2,138,483,595

Net Assets Consist of:
Paid in surplus	$952,994,734
Distributable earnings (Accumulated losses)	1,185,488,861

Net Assets	$2,138,483,595

Net Assets
Class A	$1,756,719,316
Class B	325,641,102
Class E	56,123,177
Capital Shares Outstanding*
Class A	33,371,526
Class B	6,626,973
Class E	1,102,941
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$52.64
Class B	49.14
Class E	50.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,241,914,832.
(b)	Includes securities loaned at value of $60,113,193.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,780,556
Securities lending income	153,949

Total investment income	4,934,505

Expenses
Management fees	6,928,261
Administration fees	39,365
Custodian and accounting fees	55,384
Distribution and service fees—Class B	374,119
Distribution and service fees—Class E	39,530
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	41,476
Insurance	7,197
Miscellaneous	8,845

Total expenses	7,567,836
Less management fee waiver	(929,163)

Net expenses	6,638,673

Net Investment Loss	(1,704,168)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	228,650,441
Foreign currency transactions	6,306

Net realized gain (loss)	228,656,747

Net change in unrealized appreciation (depreciation) on:
Investments	33,996,323
Foreign currency transactions	(498)

Net change in unrealized appreciation (depreciation)	33,995,825

Net realized and unrealized gain (loss)	262,652,572

Net Increase (Decrease) in Net Assets From Operations	$260,948,404

(a)	Net of foreign withholding taxes of $53,229.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,704,168)	$(3,234,925)
Net realized gain (loss)	228,656,747	276,300,604
Net change in unrealized appreciation (depreciation)	33,995,825	349,587,687

Increase (decrease) in net assets from operations	260,948,404	622,653,366

From Distributions to Shareholders
Class A	(224,827,641)	(176,614,303)
Class B	(43,766,274)	(29,951,226)
Class E	(7,410,380)	(5,590,793)

Total distributions	(276,004,295)	(212,156,322)

Increase (decrease) in net assets from capital share transactions	155,414,288	(201,918,344)

Total increase (decrease) in net assets	140,358,397	208,578,700

Net Assets
Beginning of period	1,998,125,198	1,789,546,498

End of period	$2,138,483,595	$1,998,125,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	623,351	$34,369,463	926,798	$41,048,376
Reinvestments	4,436,220	224,827,641	4,237,387	176,614,303
Redemptions	(2,613,364)	(144,347,364)	(9,597,823)	(437,179,047)

Net increase (decrease)	2,446,207	$114,849,740	(4,433,638)	$(219,516,368)

Class B
Sales	405,494	$20,849,661	1,120,260	$48,671,111
Reinvestments	925,096	43,766,274	760,763	29,951,226
Redemptions	(542,353)	(28,008,433)	(1,407,225)	(60,515,973)

Net increase (decrease)	788,237	$36,607,502	473,798	$18,106,364

Class E
Sales	56,253	$2,996,282	256,863	$11,329,784
Reinvestments	151,263	7,410,380	137,908	5,590,793
Redemptions	(122,536)	(6,449,616)	(394,646)	(17,428,917)

Net increase (decrease)	84,980	$3,957,046	125	$(508,340)

Increase (decrease) derived from capital shares transactions		$155,414,288		$(201,918,344)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$53.39		$43.16	$38.83		$43.42	$33.23	$36.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.07)	(0.00	)(b)	0.09	0.08	0.04	(c)
Net realized and unrealized gain (loss)	6.95		16.02	12.03		1.74	11.06	(0.15)

Total income (loss) from investment operations	6.92		15.95	12.03		1.83	11.14	(0.11)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.10)		(0.06)	(0.04)	0.00
Distributions from net realized capital gains	(7.67)		(5.72)	(7.60)		(6.36)	(0.91)	(3.16)

Total distributions	(7.67)		(5.72)	(7.70)		(6.42)	(0.95)	(3.16)

Net Asset Value, End of Period	$52.64		$53.39	$43.16		$38.83	$43.42	$33.23

Total Return (%) (d)	13.52	(e)	40.66	32.85		2.43	33.93	0.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(f)	0.72	0.72		0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (g)	0.62	(f)	0.63	0.63		0.63	0.63	0.66
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(f)	(0.14)	(0.00	)(h)	0.21	0.20	0.13	(c)
Portfolio turnover rate (%)	20	(e)	37	43		45	48	87
Net assets, end of period (in millions)	$1,756.7		$1,651.2	$1,526.1		$1,327.7	$1,661.1	$1,505.8

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$50.37		$41.11	$37.29		$41.96	$32.19	$35.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.10)		(0.17)	(0.10)		(0.02)	(0.02)	(0.04	)(c)
Net realized and unrealized gain (loss)	6.54		15.15	11.52		1.71	10.70	(0.15)

Total income (loss) from investment operations	6.44		14.98	11.42		1.69	10.68	(0.19)

Less Distributions
Distributions from net realized capital gains	(7.67)		(5.72)	(7.60)		(6.36)	(0.91)	(3.16)

Total distributions	(7.67)		(5.72)	(7.60)		(6.36)	(0.91)	(3.16)

Net Asset Value, End of Period	$49.14		$50.37	$41.11		$37.29	$41.96	$32.19

Total Return (%) (d)	13.38	(e)	40.31	32.52		2.18	33.57	(0.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(f)	0.97	0.97		0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (g)	0.87	(f)	0.88	0.88		0.88	0.88	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.38	)(f)	(0.39)	(0.25)		(0.04)	(0.05)	(0.12	)(c)
Portfolio turnover rate (%)	20	(e)	37	43		45	48	87
Net assets, end of period (in millions)	$325.6		$294.1	$220.5		$173.7	$183.7	$161.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$51.88		$42.15	$38.06	$42.68	$32.69	$36.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)		(0.13)	(0.06)	0.03	0.02	(0.01	)(c)
Net realized and unrealized gain (loss)	6.75		15.58	11.78	1.71	10.88	(0.15)

Total income (loss) from investment operations	6.68		15.45	11.72	1.74	10.90	(0.16)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(7.67)		(5.72)	(7.60)	(6.36)	(0.91)	(3.16)

Total distributions	(7.67)		(5.72)	(7.63)	(6.36)	(0.91)	(3.16)

Net Asset Value, End of Period	$50.89		$51.88	$42.15	$38.06	$42.68	$32.69

Total Return (%) (d)	13.46	(e)	40.44	32.66	2.26	33.73	(0.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(f)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (g)	0.77	(f)	0.78	0.78	0.78	0.78	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.28	)(f)	(0.29)	(0.15)	0.06	0.05	(0.02	)(c)
Portfolio turnover rate (%)	20	(e)	37	43	45	48	87
Net assets, end of period (in millions)	$56.1		$52.8	$42.9	$38.3	$41.3	$34.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $4,874,619. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,763,759. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$410,951,120	$0	$533,779,138

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average daily net assets
$6,928,261	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,242,388,668

Gross unrealized appreciation	966,899,013
Gross unrealized depreciation	(8,002,447)

Net unrealized appreciation (depreciation)	$958,896,566

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$4,424,289	$212,156,322	$280,079,867	$212,156,322	$284,504,156

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$275,808,663	$924,900,243	$—	$1,200,708,906

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust I

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned -0.08%, -0.22%, and -0.16%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index¹, returned 0.02%.

MARKET ENVIRONMENT/ CONDITIONS

Yields available in the money market space, particularly in very short maturities, continued moving lower during the first half of 2021. Several factors contributed to the supply and demand imbalances pressuring yields: the 0.00% to 0.25% Federal Reserve (the “Fed”) policy rate, the Fed asset purchase programs, paydowns in U.S. Treasury bills, diminished demand for short term credit by issuers and an increased demand for ultrashort investments. At their June 16th meeting, the Federal Open Market Committee (the “FOMC”) increased the interest rate on their overnight reverse repurchase agreement (“Repo”) facility from 0.00% to 0.05% and increased the Interest Paid on Excess Reserves, the rate paid by the Fed to banks for reserve deposits in excess of required minimums, from 0.10% to 0.15%. These moves firmed the floor on overnight rates and lifted the market rate on overnight Repo from 0.01% to just over 0.05% and elevated yields on overnight bank deposits to approximately 0.07% to 0.08% from 0.04% to 0.05%. These increases impacted the yields available on very short investments, but the effect diminished further out on the yield curve. At the same meeting, and the press conference that followed, the Fed expressed a greater tone of optimism regarding economic growth and labor market activity as well as a more watchful view on inflation. Three-month London Inter-Bank Offered Rate (“LIBOR”) fell to an all-time low of 0.118% on June 14th before rebounding to end June at 0.146%, down from 0.238% on December 31, 2020. The slope of the LIBOR curve as measured from 1-month to 1-year, decreased to approximately 0.146% on June 30th, 2021, compared with a slope of 0.198% at the beginning of the year. The flattening LIBOR curve describes a lessening of yield difference between 1-month and 1-year LIBOR.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning on June 30, 2021, expressed our outlook that continued downward pressure on supply and increased demand for money market assets are likely to keep yields low over much of 2021. Portfolio purchases were focused on longer-maturity fixed and floating rate commercial paper and certificates of deposit. The Portfolio continued to add positions during periods of volatility, as we believed these to be opportunities in an otherwise downward trending yield environment.

Given our opinion, at period end, that technical imbalances and the current ultra-low yield environment are likely to persist, the Weighted Average Maturity (the average amount of time until the securities in the Portfolio mature or the coupon resets and describes interest rate sensitivity) remained relatively long at 51 days compared with 52 days at the end of December. The Weighted Average Life (the average amount of time until the securities in the Portfolio mature and describes credit sensitivity) decreased slightly, from 78 days to 77 days over the period. These duration metrics demonstrate our belief that interest rates available in the market were likely to remain low or move lower and that there was some value to the longer end of the money market curve. Our allocation to floating rate instruments remained relatively unchanged, moving from 20% at the beginning of the year to 19% on June 30th and was comprised of securities indexed to Secured Overnight Funding Rate (“SOFR”) and federal funds effective rate (5%) and 3-month LIBOR (14%). These contributed 0.06% to gross yield while fixed rate investments contributed the balance.

BHFTII-1

Brighthouse Funds Trust I

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The future cessation of LIBOR as a reference rate is underway. The publication of 1-week and 2-month U.S. dollar LIBOR will cease by December 31, 2021, while the publication of other U.S. dollar LIBOR rates, including the 3-month LIBOR rate, will be unrepresentative after June 30, 2023. The market continues to migrate toward the SOFR, announced by the Alternative Reference Rates Committee as more transaction-based replacement for LIBOR in the U.S. Throughout the reporting period we saw more issuers come to market with SOFR-linked offerings, indicating this benchmark is becoming more widely accepted.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	-0.08	-0.15	1.08	0.55
Class B	-0.22	-0.41	0.82	0.41
Class E	-0.16	-0.30	0.92	0.47
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	0.02	0.09	1.17	0.63

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Issuers

% of Net Assets
Bank of America N.A.	5.5
Landesbank Baden-Wuettertemberg (NY)	4.0
Bedford Row Funding Corp.	3.7
JPMorgan Chase Bank N.A.	3.7
Antalis S.A	3.5
Bank of Montreal (Chicago)	3.1
Norinchukin Bank (NY)	2.9
Cargill GBL Funding	2.8
Koch Industries, Inc.	2.8
KBC Bank N.V. (NY)	2.8

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.36%	$1,000.00	$999.20	$1.78
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class B (a)	Actual	0.61%	$1,000.00	$997.80	$3.02
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class E (a)	Actual	0.51%	$1,000.00	$998.40	$2.53
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investments—100.2% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—32.1%
Bank of America N.A. 0.210%, 07/08/22	2,000,000	$1,999,637
Bank of Montreal (Chicago)
0.010%, 03/09/22	2,000,000	1,997,595
0.160%, 01/03/22	1,500,000	1,500,062
0.165%, 3M LIBOR + 0.040%, 09/17/21 (a)	4,000,000	4,000,342
0.200%, 3M LIBOR + 0.050%, 02/23/22 (a)	4,000,000	4,000,515
0.225%, 3M LIBOR + 0.050%, 08/06/21 (a)	6,500,000	6,500,442
0.236%, 3M LIBOR + 0.050%, 06/06/22 (a)	6,000,000	6,000,562
0.245%, 3M LIBOR + 0.050%, 05/16/22 (a)	4,000,000	4,000,349
0.250%, SOFR + 0.200%, 02/11/22 (a)	5,000,000	5,002,035
Bank of Nova Scotia (Houston)
0.210%, SOFR + 0.160%, 06/03/22 (a)	7,000,000	7,000,669
0.210%, SOFR + 0.160%, 07/08/22 (a)	4,000,000	3,999,985
0.233%, SOFR + 0.200%, 05/04/22 (a)	5,000,000	5,002,380
0.250%, SOFR + 0.200%, 06/17/22 (a)	7,000,000	7,002,986
Canadian Imperial Bank of Commerce (NY)
0.181%, 3M LIBOR + 0.050%, 06/07/22 (a)	6,000,000	6,000,561
0.234%, 3M LIBOR + 0.040%, 10/04/21 (a)	5,500,000	5,500,718
0.240%, 04/06/22	8,500,000	8,504,351
0.313%, 3M LIBOR + 0.140%, 07/23/21 (a)	4,000,000	4,000,462
0.335%, 3M LIBOR + 0.160%, 08/06/21 (a)	2,000,000	2,000,350
Cooperatieve Rabobank UA (NY) 0.250%, 08/16/21	4,345,000	4,345,907
Credit Industriel Et Commercial (NY)
Zero Coupon, 02/22/22	4,000,000	3,995,870
0.225%, 3M LIBOR + 0.050%, 05/06/22 (a)	7,000,000	7,001,185
Credit Suisse AG (NY)
0.257%, SOFR + 0.220%, 04/08/22 (a)	5,000,000	5,000,306
0.300%, 08/23/21	3,000,000	3,000,764
0.350%, SOFR + 0.300%, 11/16/21 (a)	6,000,000	6,004,028
KBC Bank N.V. (NY) 0.040%, 07/02/21	30,000,000	29,999,933
Kookmin Bank (NY) 0.310%, 1M LIBOR + 0.230%, 02/07/22 (a)	3,000,000	3,000,333
Landesbank Baden-Wuettertemberg (NY)
0.060%, 07/01/21	33,000,000	32,999,963
0.250%, 07/08/21	10,000,000	10,000,333
Mizuho Bank, Ltd. (NY)
0.240%, 11/03/21	3,000,000	3,001,216
0.260%, 08/06/21	10,000,000	10,001,643
MUFG Bank Ltd. (NY)
0.230%, 01/28/22	8,000,000	8,002,915
0.240%, 10/22/21	3,000,000	3,001,367
0.240%, 10/27/21	7,500,000	7,503,492
Nordea Bank ABP (NY) 0.230%, 04/07/22	16,900,000	16,906,310
Norinchukin Bank (NY)
0.150%, 11/24/21	12,000,000	12,000,538
0.176%, 3M LIBOR + 0.030%, 09/27/21 (a)	4,000,000	4,000,000
0.250%, 11/04/21	15,000,000	15,006,234
Royal Bank of Canada (NY) 0.430%, 07/26/21	5,000,000	5,001,372
Standard Chartered Bank (NY)
0.149%, 3M LIBOR + 0.020%, 09/03/21 (a)	4,000,000	3,999,930
0.177%, 3M LIBOR + 0.030%, 10/01/21 (a)	4,000,000	4,000,000
0.240%, 02/01/22	8,000,000	8,002,010

Certificate of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. (NY)
0.159%, 3M LIBOR + 0.040%, 09/13/21 (a)	5,000,000	$5,000,507
0.240%, 3M LIBOR + 0.040% , 01/20/22 (a)	9,000,000	9,000,495
0.260%, 07/06/21	8,000,000	8,000,240
Swedbank (NY)
0.238%, 3M LIBOR + 0.050%, 10/20/21 (a)	6,000,000	6,000,540
0.250%, 07/26/21	7,000,000	7,000,757
Toronto-Dominion Bank (NY)
0.250%, 3M LIBOR + 0.100%, 08/24/21 (a)	3,000,000	3,000,486
0.250%, SOFR + 0.200%, 02/18/22 (a)	5,000,000	4,999,869
0.330%, 3M LIBOR + 0.140%, 07/19/21 (a)	3,000,000	3,000,280
0.400%, 08/16/21	4,000,000	4,001,566
0.430%, 07/28/21	5,000,000	5,001,287

		344,795,677

Commercial Paper—59.1%
Alinghi Funding Co. LLC
0.260%, 09/16/21 (b)	6,000,000	5,998,492
0.272%, 12/07/21 (b)	5,000,000	4,996,733
0.291%, 10/08/21 (b)	6,000,000	5,997,950
Alpine Securitization LLC 0.190%, 02/07/22 (b)	3,000,000	3,000,200
Antalis S.A
0.041%, 07/02/21 (b)	6,000,000	5,999,973
0.068%, 07/06/21 (b)	9,000,000	8,999,880
0.168%, 08/11/21 (b)	15,613,000	15,611,033
0.168%, 08/12/21 (b)	4,000,000	3,999,479
0.182%, 12/08/21 (b)	3,000,000	2,997,491
ANZ New Zealand International, Ltd. (London)
0.253%, 04/26/22 (b)	4,000,000	3,993,800
0.253%, 05/03/22 (b)	11,815,000	11,796,159
ASB Finance Ltd. 0.200%, 09/13/21 (b)	7,000,000	6,998,760
Australia & New Zealand Banking Group Ltd.
0.153%, 3M LIBOR + 0.030%, 03/09/22 (144A) (a)	4,000,000	4,000,276
0.161%, 3M LIBOR + 0.030%, 03/02/22 (a)	3,000,000	3,000,201
Banco Santander S.A. 0.051%, 07/06/21 (b)	15,000,000	14,999,825
Bank of Nova Scotia (The) 0.192%, 3M LIBOR + 0.030%, 08/10/21 (a)	6,000,000	6,000,325
Barclays Bank plc 0.030%, 07/02/21 (b)	5,000,000	4,999,981
Bayeriche Landesbank (NY) 0.061%, 07/07/21 (b)	25,000,000	24,999,708
Bedford Row Funding Corp.
0.052%, 07/07/21 (b)	26,000,000	25,999,393
0.206%, 3M LIBOR + 0.060%, 09/27/21 (a)	7,000,000	7,000,676
0.218%, 3M LIBOR + 0.050%, 08/12/21 (a)	4,000,000	4,000,228
0.256%, 3M LIBOR + 0.080%, 11/04/21 (a)	3,000,000	3,000,717
BNZ International Funding, Ltd.
0.207%, 11/16/21 (b)	3,000,000	2,998,656
0.208%, 08/12/21 (b)	10,000,000	9,999,044
0.212%, 01/21/22 (144A) (b)	10,000,000	9,992,142
0.231%, 10/18/21 (b)	3,900,000	3,898,773
BPCE S.A. 0.338%, 12/01/21 (b)	5,000,000	4,996,984

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Caisse D’Amortissement De La Dette 0.100%, 10/08/21 (b)	14,000,000	$13,995,839
Cargill Global Funding plc Zero Coupon, 07/01/21 (144A) (b)	30,000,000	29,999,958
Charta LLC 0.139%, 07/12/21 (b)	7,000,000	6,999,813
Citigroup Global Markets, Inc. 0.192%, 06/03/22 (b)	5,000,000	4,989,109
Concord Minutemen Capital Co. 0.150%, 09/01/21 (b)	23,000,000	22,995,412
Credit Industriel Et Commercial (NY) Zero Coupon, 07/01/21 (b)	11,000,000	10,999,979
Crown Point Capital Co. LLC
0.059%, 07/06/21 (b)	10,000,000	9,999,867
0.301%, 10/05/21 (b)	12,000,000	11,996,055
DBS Bank, Ltd.
0.146%, 12/21/21 (b)	4,000,000	3,996,791
0.194%, 07/06/21 (b)	12,000,000	11,999,840
DNB Bank ASA 0.200%, 3M LIBOR + 0.040%, 08/11/21 (144A) (a)	4,000,000	4,000,267
DZ Bank AG Zero Coupon, 07/01/21 (b)	15,000,000	14,999,967
Export Development Corp. 0.026%, 07/07/21 (b)	11,000,000	10,999,914
Fairway Finance Corp. 0.231%, 07/08/21 (b)	5,000,000	4,999,921
Federation Des Caisses Desjardins
0.036%, 07/02/21 (b)	5,500,000	5,499,985
0.054%, 07/06/21 (b)	10,000,000	9,999,917
HSBC Bank plc
0.273%, 02/02/22 (b)	4,000,000	3,995,612
0.275%, 3M LIBOR + 0.140%, 08/31/21 (a)	7,000,000	7,001,399
0.313%, 01/07/22 (b)	2,500,000	2,497,692
Ionic Capital III Trust
0.072%, 07/09/21 (b)	24,000,000	23,999,520
0.095%, 07/16/21 (b)	4,000,000	3,999,854
Koch Industries, Inc. Zero Coupon, 07/01/21 (b)	30,000,000	29,999,958
Liberty Street Funding LLC Zero Coupon, 07/09/21 (b)	15,000,000	14,999,975
Longship Funding LLC 0.045%, 07/09/21 (b)	20,000,000	19,999,635
Mackinac Funding Co. LLC 0.211%, 10/15/21 (b)	7,000,000	6,996,546
Mitsubishi UFJ Trust & Banking Corp. 0.209%, 08/20/21 (144A) (b)	2,500,000	2,499,717
National Australia Bank, Ltd.
0.186%, 3M LIBOR + 0.040%, 03/29/22 (a)	3,000,000	3,000,000
0.317%, 3M LIBOR + 0.120%, 07/08/21 (a)	1,500,000	1,500,076
National Bank of Canada 0.201%, 10/25/21 (b)	5,000,000	4,998,083
Nestle Finance International Ltd. SA 0.057%, 07/15/21 (b)	20,000,000	19,999,583
NRW Bank
0.030%, 07/07/21 (b)	2,000,000	1,999,973
0.062%, 07/19/21 (b)	20,000,000	19,999,187

Commercial Paper—(Continued)
Ridgefield Funding Co. LLC
0.232%, 11/02/21 (b)	3,000,000	2,998,771
0.233%, 02/04/22 (b)	8,500,000	8,490,589
0.233%, 02/08/22 (b)	5,000,000	4,994,425
Santander UK plc Zero Coupon, 07/01/21 (b)	2,000,000	1,999,996
Svenska Handelsbanken AB
0.151%, 3M LIBOR + 0.020%, 09/02/21 (a)	3,000,000	3,000,103
0.202%, 3M LIBOR + 0.040%, 08/09/21 (a)	6,500,000	6,500,274
Swedbank AB 0.030%, 07/02/21 (b)	20,000,000	19,999,911
UBS AG 0.250%, SOFR + 0.200%, 02/08/22 (144A) (a)	7,000,000	7,000,688
Victory Receivables Corp. Zero Coupon, 07/01/21 (b)	15,000,000	14,999,967
Westpac Banking Corp.
0.176%, 3M LIBOR + 0.020%, 02/17/22 (144A) (a)	4,700,000	4,700,000
0.186%, 3M LIBOR + 0.010%, 02/04/22 (a)	3,000,000	2,999,823
0.314%, 3M LIBOR + 0.120%, 07/02/21 (a)	2,000,000	2,000,000

		635,920,870

Repurchase Agreements—9.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $57,000,079; collateralized by U.S. Government Agency Obligations at 2.500%, maturity dates ranging 09/01/50-05/01/51, with a market value of $58,597,146.	57,000,000	57,000,000
JPMorgan Securities LLC Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $40,000,056; collateralized by U.S. Treasury Note at 0.125%, maturing 06/30/23, with a market value of $40,800,144.	40,000,000	40,000,000

		97,000,000

Total Short-Term Investments (Cost $1,077,608,674)		1,077,716,547

Total Investments—100.2% (Cost $1,077,608,674)		1,077,716,547
Other assets and liabilities (net)—(0.2)%		(2,351,619)

Net Assets—100.0%		$1,075,364,928

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $62,193,049, which is 5.8% of net assets.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$1,077,716,547	$—	$1,077,716,547
Total Investments	$—	$1,077,716,547	$—	$1,077,716,547

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$1,077,716,547
Cash	426,328
Receivable for:
Fund shares sold	236,930
Interest	227,943

Total Assets	1,078,607,748
Liabilities
Payables for:
Fund shares redeemed	2,557,994
Accrued Expenses:
Management fees	286,174
Distribution and service fees	94,776
Deferred trustees’ fees	171,553
Other expenses	132,323

Total Liabilities	3,242,820

Net Assets	$1,075,364,928

Net Assets Consist of:
Paid in surplus	$1,076,976,190
Distributable earnings (Accumulated losses)	(1,611,262)

Net Assets	$1,075,364,928

Net Assets
Class A	$584,074,234
Class B	405,056,854
Class E	86,233,840
Capital Shares Outstanding*
Class A	5,844,750
Class B	4,052,461
Class E	862,407
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$99.93
Class B	99.95
Class E	99.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,077,608,674.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest (a)	$861,493

Total investment income	861,493
Expenses
Management fees	1,693,770
Administration fees	23,030
Custodian and accounting fees	32,390
Distribution and service fees—Class B	527,682
Distribution and service fees—Class E	68,365
Audit and tax services	16,192
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	34,044
Insurance	3,642
Miscellaneous	5,514

Total expenses	2,456,029
Less management fee waiver	(117,892)

Net expenses	2,338,137

Net Investment Loss	(1,476,644)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,170
Net change in unrealized appreciation on investments	37,738

Net realized and unrealized gain (loss)	38,908

Net Increase (Decrease) in Net Assets From Operations	$(1,437,736)

(a)	Net of foreign withholding taxes of $67.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,476,644)	$2,386,483
Net realized gain (loss)	1,170	7,083
Net change in unrealized appreciation (depreciation)	37,738	(51,279)

Increase (decrease) in net assets from operations	(1,437,736)	2,342,287

From Distributions to Shareholders
Class A	(1,938,618)	(7,089,968)
Class B	(296,015)	(7,051,630)
Class E	(153,523)	(1,685,017)

Total distributions	(2,388,156)	(15,826,615)

Increase (decrease) in net assets from capital share transactions	165,358,231	118,189,011

Total increase (decrease) in net assets	161,532,339	104,704,683

Net Assets
Beginning of period	913,832,589	809,127,906

End of period	$1,075,364,928	$913,832,589

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,873,635	$288,238,381	2,177,682	$220,924,621
Reinvestments	19,398	1,938,618	70,603	7,089,968
Redemptions	(808,674)	(81,131,321)	(1,635,974)	(165,641,397)

Net increase (decrease)	2,084,359	$209,045,678	612,311	$62,373,192

Class B
Sales	1,015,977	$101,757,614	2,817,209	$285,068,573
Reinvestments	2,961	296,015	70,207	7,051,630
Redemptions	(1,418,684)	(142,084,483)	(2,284,265)	(231,216,486)

Net increase (decrease)	(399,746)	$(40,030,854)	603,151	$60,903,717

Class E
Sales	160,117	$16,055,980	322,159	$32,597,792
Reinvestments	1,535	153,523	16,770	1,685,017
Redemptions	(198,200)	(19,866,096)	(389,289)	(39,370,707)

Net increase (decrease)	(36,548)	$(3,656,593)	(50,360)	$(5,087,898)

Increase (decrease) derived from capital shares transactions		$165,358,231		$118,189,011

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$100.35		$101.88	$101.58	$100.82	$100.28		$100.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)		0.40	2.12	1.81	0.92		0.32	(b)
Net realized and unrealized gain (loss)	0.01		0.04	0.02	0.00 (c)	(0.03)		0.03

Total income (loss) from investment operations	(0.08)		0.44	2.14	1.81	0.89		0.35

Less Distributions
Distributions from net investment income	(0.34)		(1.97)	(1.84)	(1.04)	(0.35)		(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.01)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.34)		(1.97)	(1.84)	(1.05)	(0.35)		(0.07)

Net Asset Value, End of Period	$99.93		$100.35	$101.88	$101.58	$100.82		$100.28

Total Return (%) (e)	(0.08	)(f)	0.43	2.13	1.81	0.89		0.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(g)	0.39	0.39	0.39	0.39		0.38
Net ratio of expenses to average net assets (%) (h)	0.36	(g)	0.36	0.37	0.36	0.36		0.35
Ratio of net investment income (loss) to average net assets (%)	(0.18	)(g)	0.40	2.08	1.79	0.91		0.32	(b)
Portfolio turnover rate (%)	0	(f)(i)	0 (i)	0 (i)	0 (i)	0	(i)	0	(i)
Net assets, end of period (in millions)	$584.1		$377.4	$320.7	$307.9	$308.6		$355.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$100.24		$101.77	$101.46	$100.68	$100.11		$100.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.21)		0.16	1.87	1.55	0.66		0.08	(b)
Net realized and unrealized gain (loss)	(0.01)		0.04	0.02	0.00 (c)	(0.02)		0.03

Total income (loss) from investment operations	(0.22)		0.20	1.89	1.55	0.64		0.11

Less Distributions
Distributions from net investment income	(0.07)		(1.73)	(1.58)	(0.76)	(0.07)		(0.00	)(j)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.01)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.07)		(1.73)	(1.58)	(0.77)	(0.07)		(0.00)

Net Asset Value, End of Period	$99.95		$100.24	$101.77	$101.46	$100.68		$100.11

Total Return (%) (e)	(0.22	)(f)	0.19	1.88	1.55	0.63		0.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(g)	0.64	0.64	0.64	0.64		0.63
Net ratio of expenses to average net assets (%) (h)	0.61	(g)	0.61	0.62	0.61	0.61		0.59
Ratio of net investment income (loss) to average net assets (%)	(0.43	)(g)	0.16	1.84	1.53	0.66		0.08	(b)
Portfolio turnover rate (%)	0	(f)(i)	0 (i)	0 (i)	0 (i)	0	(i)	0	(i)
Net assets, end of period (in millions)	$405.1		$446.3	$391.7	$412.5	$417.8		$479.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$100.33		$101.85	$101.53	$100.74	$100.18		$100.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.16)		0.31	1.97	1.64	0.76		0.17	(b)
Net realized and unrealized gain (loss)	0.00	(c)	(0.02)	0.02	0.02	(0.03)		0.03

Total income (loss) from investment operations	(0.16)		0.29	1.99	1.66	0.73		0.20

Less Distributions
Distributions from net investment income	(0.18)		(1.81)	(1.67)	(0.86)	(0.17)		(0.02)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.01)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.18)		(1.81)	(1.67)	(0.87)	(0.17)		(0.02)

Net Asset Value, End of Period	$99.99		$100.33	$101.85	$101.53	$100.74		$100.18

Total Return (%) (e)	(0.16	)(f)	0.29	1.98	1.66	0.73		0.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(g)	0.54	0.54	0.54	0.54		0.53
Net ratio of expenses to average net assets (%) (h)	0.51	(g)	0.51	0.52	0.51	0.51		0.50
Ratio of net investment income (loss) to average net assets (%)	(0.33	)(g)	0.30	1.94	1.62	0.76		0.17	(b)
Portfolio turnover rate (%)	0	(f)(i)	0 (i)	0 (i)	0 (i)	0	(i)	0	(i)
Net assets, end of period (in millions)	$86.2		$90.2	$96.7	$98.5	$117.5		$137.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(i)	There were no long term transactions during the six months ended June 30, 2021 and for years ended December 31, 2020, 2019, 2018, 2017 and 2016.
(j)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had invesments in repurchase agreements with a gross value of $97,000,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average daily net assets
$1,693,770	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period April 30, 2020 to April 30, 2021, an identical expense agreement was in place. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,077,608,674

Gross unrealized appreciation	112,524
Gross unrealized depreciation	(4,651)

Net unrealized appreciation (depreciation)	$107,873

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$15,826,615	$13,329,581	$—	$—	$15,826,615	$13,329,581

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$2,306,584	$—	$70,135	$—	$2,376,719

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

7. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-17

Brighthouse Funds Trust I

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 19.66%, 19.52%, and 19.57%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 19.45%.

MARKET ENVIRONMENT / CONDITIONS

The Russell Midcap Value Index returned 19.45% over the first half of 2021, led by the Energy, Financials, and Materials sectors on a total return basis. Not a single sector had negative total returns.

Markets continued to grind higher in the first half of 2021 on the prospect of a more normal economic environment. Even if some optimism faded with the surge in Delta variant cases and rising potential for lockdowns later in the second quarter, stocks reached record highs and economic data remained robust, especially inflation.

Helping drive prices higher, fiscal and monetary authorities remained committed to providing support through transfers and asset purchases. In aggregate, consumers and households are in a very good shape, flush with savings. All this potential new demand was still met with supply chain disruptions and shortages in many parts of the economy. With investors pouring money into equities, multiples are expanded, and valuations soared, particularly for growth and momentum style stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index over the first half of the year. Overall, strong stock selection drove relative outperformance, with the Communications Services, Utilities and Health Care sectors leading the way. Energy, Financials, and Materials were detractors at the sector level.

The Portfolio’s top contributors were Thor, AMERCO, and News Corp.

RV manufacturer Thor has been a strong performer for the Portfolio. Critically, management has noted results will likely be strong for a couple of years as the jump in demand emptied out industry inventory. Our core views are unchanged: Thor operates a resilient business model built to handle cyclicality. In our view, this is an industry-leading business with strong return on capital, consistent free cash flow and sensible capital allocation.

AMERCO, the parent company of U-Haul, owns and operates the largest fleet of rental trucks for the do-it-yourself mover in the U.S. and Canada. The company also has a rapidly growing self-storage business which now encompasses 45 million rentable square feet. While U-Haul has long been a steady and growing business, the pandemic has accelerated its top-line growth as mobility across the U.S. is on the rise. As a result, the market has rerated the stock. Despite the rerating, the business has an undemanding valuation due to secular tailwinds and offers attractive returns on reinvested capital. From a financial perspective, the company does employ leverage; however, it is conservatively capitalized, resulting in a strong financial profile.

Shares of diversified media company News Corp. (assets include The Wall Street Journal’s publisher Dow Jones, REA Group, Harper Collins book publishing, Foxtel Australia, Realtor.com, among others) hit a record high in January. With a market cap of $15 billion, we believe investors are only valuing three of News Corp’s many assets: its 61% stake in publicly traded REA Group in Australia, the book publisher Harper Collins and the $1.4 billion of cash and investments on the balance sheet. News Corp’s other main assets—Dow Jones and Realtor.com—are growing and cash-generative. Despite hitting new highs, the shares still trade at a significant discount to our estimate of the sum of the parts. With a healthy balance sheet and solid free cash flow, News Corp. exemplifies our better, safer, cheaper approach.

During the six-month period, the Portfolio’s biggest detractors were Check Point Software Technologies, Equity Commonwealth, and Air Lease Corp.

Check Point Software Technologies provides computer network firewalls to enterprise customers. We believe the market is underappreciating recent improvements in the Check Point’s cloud offerings, which are growing rapidly. The company has high customer retention and enviable margins and is amid an upgrade cycle. Its founder is the largest shareholder and runs the business like an owner. Additionally, Check Point has significant cash flow with nearly $28 per share of net cash and investments to deploy strategically. Recent acquisitions have improved the company’s competitive position. While Check Point was a detractor in this period, it is not uncommon for new purchases to continue falling out of favor as we build our positions. We tend to run toward these situations while others run away.

Equity Commonwealth is a real estate investment trust (“REIT”) with commercial office properties throughout the U.S. We bought the stock as the shares fell below our estimate of net asset value. In our view, the market is not accurately pricing in the company’s potential to create value in a distressed real estate cycle with its $3 billion net cash balance sheet.

Air Lease Corp. is an aircraft leasing company. The Company is principally engaged in purchasing commercial aircraft and leasing to airlines around the world. Air Lease operates on a global basis, providing aircraft to airline customers in regions that include Asia, the Pacific Rim, Latin America, the Middle East and Eastern Europe. Air Lease has strong liquidity and market positioning and is led by a battle-tested management team. It is carefully and wisely financed and still has an undemanding valuation based on normalized earnings power.

BHFTII-1

Brighthouse Funds Trust I

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

During the period, we completely closed positions in forest products manufacturer Weyerhaeuser, Oklahoma-based financial services company BOK Financial, global electronics distributor Arrow Electronics, and insurance broker Aon. We added three names to the Portfolio: utility OGE Energy Corp., enterprise IT firm Check-Point Software Technologies, office REIT Equity Commonwealth, and digital entertainment company Liberty SiriusXM Group.

Our decisions are always made from the bottom-up, without regard to index construction. Sector allocations are necessarily a byproduct of our stock selections. At period-end, the Portfolio maintained above-benchmark positions in the Communications Services, Consumer Discretionary, Consumer Staples and Financials sectors. Our Materials, Information Technology, Health Care, Energy, Industrials, Real Estate and Utilities sector weightings were below the benchmark’s.

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	19.66	55.09	11.52	9.95
Class B	19.52	54.71	11.24	9.67
Class E	19.57	54.86	11.35	9.78
Russell Midcap Value Index	19.45	53.06	11.79	11.74

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Analog Devices, Inc.	4.0
Expedia Group, Inc.	3.5
AMERCO	3.4
Synchrony Financial	3.0
News Corp. - Class A	2.8
Lamar Advertising Co. - Class A	2.7
Dentsply Sirona, Inc.	2.6
Moelis & Co. - Class A	2.5
Globe Life, Inc.	2.5
BorgWarner, Inc.	2.5

Top Sectors

% of Net Assets
Consumer Discretionary	18.0
Financials	16.9
Communication Services	14.3
Industrials	13.4
Real Estate	9.0
Information Technology	7.5
Health Care	6.5
Consumer Staples	5.4
Materials	3.8
Utilities	2.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.77%	$1,000.00	$1,196.60	$4.19
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B (a)	Actual	1.02%	$1,000.00	$1,195.20	$5.55
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

Class E (a)	Actual	0.92%	$1,000.00	$1,195.70	$5.01
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—2.2%
Expeditors International of Washington, Inc. (a)	174,688	$22,115,501

Auto Components—4.7%
BorgWarner, Inc. (a)	510,217	24,765,933
Gentex Corp.	671,791	22,229,564

		46,995,497

Automobiles—1.5%
Thor Industries, Inc. (a)	133,249	15,057,137

Banks—2.0%
Fifth Third Bancorp	130,134	4,975,023
M&T Bank Corp. (a)	103,980	15,109,334

		20,084,357

Capital Markets—4.7%
Moelis & Co. - Class A	445,516	25,345,405
Northern Trust Corp. (a)	188,150	21,753,903

		47,099,308

Chemicals—3.8%
Celanese Corp.	114,710	17,390,036
Corteva, Inc.	462,114	20,494,756

		37,884,792

Consumer Finance—3.0%
Synchrony Financial	623,729	30,263,331

Diversified Consumer Services—1.7%
H&R Block, Inc. (a)	706,488	16,588,338

Electric Utilities—2.2%
OGE Energy Corp.	649,837	21,867,015

Electrical Equipment—2.4%
nVent Electric plc	773,295	24,157,736

Entertainment—3.3%
Electronic Arts, Inc.	118,855	17,094,914
Lions Gate Entertainment Corp. - Class A (b)	270,504	5,599,433
Lions Gate Entertainment Corp. - Class B (b)	565,600	10,350,480

		33,044,827

Equity Real Estate Investment Trusts—7.5%
Equity Commonwealth	571,285	14,967,667
Lamar Advertising Co. - Class A (a)	259,019	27,046,764
PS Business Parks, Inc.	67,613	10,012,133
Public Storage	43,849	13,184,956
STORE Capital Corp. (a)	283,839	9,795,284

		75,006,804

Food & Staples Retailing—3.3%
Kroger Co. (The)	456,141	17,474,762
Sysco Corp.	196,084	15,245,531

		32,720,293

Food Products—2.2%
Tyson Foods, Inc.—Class A (a)	290,458	21,424,182

Health Care Equipment & Supplies—2.6%
Dentsply Sirona, Inc.	407,192	25,758,966

Health Care Providers & Services—3.9%
AmerisourceBergen Corp.	153,405	17,563,339
Centene Corp. (b)	298,966	21,803,590

		39,366,929

Hotels, Restaurants & Leisure—4.3%
Marriott International, Inc. - Class A (b)	155,868	21,279,099
Vail Resorts, Inc. (a) (b)	67,006	21,208,739

		42,487,838

Insurance—7.1%
Arch Capital Group, Ltd. (b)	619,897	24,138,789
Globe Life, Inc. (a)	264,880	25,229,820
Progressive Corp. (The) (a)	215,566	21,170,737

		70,539,346

Interactive Media & Services—3.1%
IAC/InterActiveCorp. (b)	135,495	20,889,264
Vimeo, Inc. (b)	202,463	9,920,687

		30,809,951

Internet & Direct Marketing Retail—3.5%
Expedia Group, Inc. (a) (b)	210,451	34,452,933

Machinery—1.5%
Otis Worldwide Corp.	176,775	14,454,892

Marine—1.5%
Kirby Corp. (b)	253,883	15,395,465

Media—7.9%
Liberty Broadband Corp. - Class C (b)	58,947	10,236,736
Liberty Media Corp. - Class A (a) (b)	218,546	10,179,873
Liberty Media Corp. - Class C (b)	217,210	10,076,372
News Corp. - Class A	1,086,354	27,995,343
Omnicom Group, Inc. (a)	250,848	20,065,331

		78,553,655

Real Estate Management & Development—1.5%
Jones Lang LaSalle, Inc. (a) (b)	76,234	14,900,698

Road & Rail—3.4%
AMERCO (a)	57,330	33,790,302

Semiconductors & Semiconductor Equipment—4.0%
Analog Devices, Inc. (a)	229,227	39,463,720

Software—1.8%
Check Point Software Technologies, Ltd. (b)	154,073	17,892,497

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.4%
AutoNation, Inc. (a) (b)	254,529	$24,131,895

Technology Hardware, Storage & Peripherals—1.7%
NetApp, Inc. (a)	211,693	17,320,721

Trading Companies & Distributors—2.3%
Air Lease Corp. (a)	558,227	23,300,395

Total Common Stocks (Cost $593,771,371)		966,929,321

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp.Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $30,756,433; collateralized by U.S. Treasury Note at 0.625%, maturing 12/31/27, with a market value of $31,371,583.	30,756,433	30,756,433

Total Short-Term Investments( Cost $30,756,433)		30,756,433

Securities Lending Reinvestments (c)—12.4%

Certificates of Deposit—0.9%
Agricultural Bank of China 0.100%, 07/01/21	100,000	100,000
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	1,000,000	1,000,012
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (d)	2,000,000	2,000,580
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	1,000,177
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 09/14/21	999,471	999,700
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (d)	2,000,000	1,999,823

		9,100,206

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (d)	1,000,000	1,000,406

Repurchase Agreements—8.6%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by various Common Stock with an aggregate market value of $11,111,963.	10,000,000	10,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $13,012,520; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $13,272,753.	13,012,502	13,012,502

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $3,294,682.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $7,696,694.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $400,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $2,500,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $2,551,028.	2,500,000	2,500,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $10,000,011; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $10,200,033.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $3,000,123; collateralized by various Common Stock with an aggregate market value of $3,333,353.	3,000,000	3,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $15,000,021; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $15,300,021.	15,000,000	15,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,445.	1,300,000	1,300,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $222,261.	200,000	$200,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $10,000,050; collateralized by various Common Stock with an aggregate market value of $11,111,343.	10,000,000	10,000,000

		85,412,502

Time Deposits—1.2%
ABN AMRO Bank NV 0.080%, 07/01/21	5,000,000	5,000,000
DZ Bank AG 0.040%, 07/01/21	2,000,000	2,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	500,000	500,000
0.130%, 07/01/21	2,000,000	2,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	1,000,000	1,000,000
Royal Bank of Canada 0.030%, 07/01/21	2,000,000	2,000,000

		12,500,000

Mutual Funds—1.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	3,000,000	3,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	3,000,000	3,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $124,012,148)		124,013,114

Total Investments—112.5% (Cost $748,539,952)		1,121,698,868
Other assets and liabilities (net)—(12.5)%		(124,496,791)

Net Assets—100.0%		$997,202,077

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $121,669,959 and the collateral received consisted of cash in the amount of $124,011,973. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$966,929,321	$—	$—	$966,929,321
Total Short-Term Investment*	—	30,756,433	—	30,756,433
Securities Lending Reinvestments
Certificates of Deposit	—	9,100,206	—	9,100,206
Commercial Paper	—	1,000,406	—	1,000,406
Repurchase Agreements	—	85,412,502	—	85,412,502
Time Deposits	—	12,500,000	—	12,500,000
Mutual Funds	3,000,000	13,000,000	—	16,000,000
Total Securities Lending Reinvestments	3,000,000	121,013,114	—	124,013,114
Total Investments	$969,929,321	$151,769,547	$—	$1,121,698,868

Collateral for Securities Loaned (Liability)	$—	$(124,011,973)	$—	$(124,011,973)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,121,698,868
Receivable for:
Fund shares sold	289,157
Dividends	797,966

Total Assets	1,122,785,991

Liabilities
Collateral for securities loaned	124,011,973
Payables for:
Fund shares redeemed	576,887
Accrued Expenses:
Management fees	607,892
Distribution and service fees	80,054
Deferred trustees’ fees	171,612
Other expenses	135,496

Total Liabilities	125,583,914

Net Assets	$997,202,077

Net Assets Consist of:
Paid in surplus	$525,139,343
Distributable earnings (Accumulated losses)	472,062,734

Net Assets	$997,202,077

Net Assets
Class A	$585,100,720
Class B	343,277,938
Class E	68,823,419
Capital Shares Outstanding*
Class A	2,134,791
Class B	1,307,782
Class E	256,644
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$274.08
Class B	262.49
Class E	268.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $748,539,952.
(b)	Includes securities loaned at value of $121,669,959.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$8,684,542
Securities lending income	38,928

Total investment income	8,723,470

Expenses
Management fees	4,097,945
Administration fees	23,482
Custodian and accounting fees	25,511
Distribution and service fees—Class B	426,534
Distribution and service fees—Class E	51,748
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	41,635
Insurance	3,027
Miscellaneous	6,219

Total expenses	4,749,760
Less management fee waiver	(428,482)

Net expenses	4,321,278

Net Investment Income	4,402,192

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	97,061,803
Net change in unrealized appreciation on investments	77,177,102

Net realized and unrealized gain (loss)	174,238,905

Net Increase (Decrease) in Net Assets From Operations	$178,641,097

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,402,192	$9,443,486
Net realized gain (loss)	97,061,803	18,295,705
Net change in unrealized appreciation (depreciation)	77,177,102	38,102,638

Increase (decrease) in net assets from operations	178,641,097	65,841,829

From Distributions to Shareholders
Class A	(17,526,029)	(15,481,979)
Class B	(10,090,097)	(8,260,762)
Class E	(2,047,136)	(1,642,448)

Total distributions	(29,663,262)	(25,385,189)

Increase (decrease) in net assets from capital share transactions	(99,199,351)	(28,698,138)

Total increase (decrease) in net assets	49,778,484	11,758,502

Net Assets
Beginning of period	947,423,593	935,665,091

End of period	$997,202,077	$947,423,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	37,875	$10,398,514	281,914	$46,846,401
Reinvestments	63,643	17,526,029	83,326	15,481,979
Redemptions	(356,364)	(95,490,588)	(359,402)	(72,509,353)

Net increase (decrease)	(254,846)	$(67,566,045)	5,838	$(10,180,973)

Class B
Sales	40,055	$10,442,206	145,210	$23,791,690
Reinvestments	38,255	10,090,097	46,333	8,260,762
Redemptions	(180,338)	(46,453,462)	(249,290)	(47,377,602)

Net increase (decrease)	(102,028)	$(25,921,159)	(57,747)	$(15,325,150)

Class E
Sales	4,249	$1,120,951	20,508	$3,682,694
Reinvestments	7,597	2,047,136	9,025	1,642,448
Redemptions	(33,684)	(8,880,234)	(43,856)	(8,517,157)

Net increase (decrease)	(21,838)	$(5,712,147)	(14,323)	$(3,192,015)

Increase (decrease) derived from capital shares transactions		$(99,199,351)		$(28,698,138)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$236.08		$229.44	$211.86	$259.07	$231.28	$213.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.30		2.44	2.34	1.75	1.54	1.74 (b)
Net realized and unrealized gain (loss)	45.16		10.26	45.48	(33.63)	27.96	43.82

Total income (loss) from investment operations	46.46		12.70	47.82	(31.88)	29.50	45.56

Less Distributions
Distributions from net investment income	(2.58)		(1.90)	(1.85)	(1.62)	(1.71)	(2.56)
Distributions from net realized capital gains	(5.88)		(4.16)	(28.39)	(13.71)	0.00	(25.51)

Total distributions	(8.46)		(6.06)	(30.24)	(15.33)	(1.71)	(28.07)

Net Asset Value, End of Period	$274.08		$236.08	$229.44	$211.86	$259.07	$231.28

Total Return (%) (c)	19.66	(d)	6.25	23.75	(13.20)	12.82	22.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.87	0.86	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (f)	0.77	(e)	0.78	0.81	0.81	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	0.98	(e)	1.25	1.03	0.70	0.64	0.80 (b)
Portfolio turnover rate (%)	9	(d)	44	15	23	21	31
Net assets, end of period (in millions)	$585.1		$564.1	$546.9	$476.3	$676.2	$652.0

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$226.22		$220.07	$204.18	$250.17	$223.41	$207.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.92		1.88	1.70	1.09	0.90	1.16 (b)
Net realized and unrealized gain (loss)	43.27		9.79	43.77	(32.43)	27.01	42.40

Total income (loss) from investment operations	44.19		11.67	45.47	(31.34)	27.91	43.56

Less Distributions
Distributions from net investment income	(2.04)		(1.36)	(1.19)	(0.94)	(1.15)	(1.94)
Distributions from net realized capital gains	(5.88)		(4.16)	(28.39)	(13.71)	0.00	(25.51)

Total distributions	(7.92)		(5.52)	(29.58)	(14.65)	(1.15)	(27.45)

Net Asset Value, End of Period	$262.49		$226.22	$220.07	$204.18	$250.17	$223.41

Total Return (%) (c)	19.52	(d)	5.98	23.44	(13.42)	12.54	22.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(e)	1.12	1.11	1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (f)	1.02	(e)	1.03	1.06	1.06	1.10	1.10
Ratio of net investment income (loss) to average net assets (%)	0.72	(e)	1.00	0.78	0.45	0.39	0.55 (b)
Portfolio turnover rate (%)	9	(d)	44	15	23	21	31
Net assets, end of period (in millions)	$343.3		$318.9	$323.0	$293.0	$390.5	$404.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$231.04		$224.61	$207.89	$254.48	$227.21	$210.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.08		2.12	1.95	1.36	1.15	1.40 (b)
Net realized and unrealized gain (loss)	44.18		10.02	44.61	(33.02)	27.48	43.07

Total income (loss) from investment operations	45.26		12.14	46.56	(31.66)	28.63	44.47

Less Distributions
Distributions from net investment income	(2.25)		(1.55)	(1.45)	(1.22)	(1.36)	(2.18)
Distributions from net realized capital gains	(5.88)		(4.16)	(28.39)	(13.71)	0.00	(25.51)

Total distributions	(8.13)		(5.71)	(29.84)	(14.93)	(1.36)	(27.69)

Net Asset Value, End of Period	$268.17		$231.04	$224.61	$207.89	$254.48	$227.21

Total Return (%) (c)	19.57	(d)	6.09	23.56	(13.33)	12.65	22.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.02	1.01	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (f)	0.92	(e)	0.93	0.96	0.96	1.00	1.00
Ratio of net investment income (loss) to average net assets (%)	0.83	(e)	1.10	0.88	0.55	0.49	0.65 (b)
Portfolio turnover rate (%)	9	(d)	44	15	23	21	31
Net assets, end of period (in millions)	$68.8		$64.3	$65.8	$61.5	$80.4	$82.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $30,756,433. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $85,412,502. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$89,083,299	$0	$212,896,866

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,097,945	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	On the first $500 million
0.100%	On the next $500 million
0.130%	On amounts in excess of $1 billion

An identical agreement was in place for the period from October 1, 2020 through April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$750,788,382

Gross unrealized appreciation	375,715,207
Gross unrealized depreciation	(4,804,721)

Net unrealized appreciation (depreciation)	$370,910,486

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$7,474,951	$10,191,964	$17,910,238	$104,220,385	$25,385,189	$114,412,349

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$8,503,880	$21,009,781	$293,733,384	$—	$323,247,045

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 12.00% and 11.86%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index¹, returned 9.92%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the six-month period, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-U.S. Investable Market Index (net dividends) returned 9.9%, as compared to 15.1% for the Russell 3000 Index and 8.7% for the MSCI Emerging Markets Investable Market Index (net dividends).

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small cap stocks (MSCI World ex-U.S. Small Cap Index, net dividends) performed in line with large cap stocks (MSCI World ex-U.S. Index, net dividends). Mid cap stocks (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, underperformed both small and large cap stocks by 2.0%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) outperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 5.1%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 5.0%.

Stocks with higher profitability underperformed stocks with lower profitability among large cap stocks but outperformed among small cap stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2021, the Portfolio outperformed its benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as those securities underperformed. The Portfolio’s focus on small cap stocks and consequent lesser allocation to mid cap stocks also contributed positively to relative performance, as small cap stocks outperformed mid cap stocks.

The Portfolio held approximately 3,700 securities as of June 30, 2021, and was well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Mary Phillips

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with small market capitalizations across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	12.00	44.57	10.91	7.34
Class B	11.86	44.27	10.64	7.08
MSCI World ex-U.S. Small Cap Index	9.92	42.28	11.88	7.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
VAT Group AG	0.4
IMCD NV	0.3
Royal Mail plc	0.3
Signify NV	0.3
Rexel S.A.	0.3
Georg Fischer AG	0.3
IMI plc	0.3
BE Semiconductor Industries NV	0.2
Dialog Semiconductor plc	0.2
LANXESS AG	0.2

Top Countries

% of Net Assets
Japan	20.7
United Kingdom	14.1
Canada	10.6
Germany	7.1
Switzerland	6.7
Australia	6.5
France	4.2
Sweden	3.7
Italy	3.4
Netherlands	3.1

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.86%	$1,000.00	$1,120.00	$4.52
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class B (a)	Actual	1.11%	$1,000.00	$1,118.60	$5.83
	Hypothetical*	1.11%	$1,000.00	$1,019.29	$5.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Australia—6.5%
A2B Australia, Ltd. (a)	55,813	$52,693
Accent Group, Ltd.	97,699	204,401
Adairs, Ltd.	28,605	91,151
Adbri, Ltd.	108,171	282,652
Ainsworth Game Technology, Ltd. (a)	51,616	47,795
Alkane Resources, Ltd. (a)	145,570	125,604
Alliance Aviation Services, Ltd. (a)	6,026	20,572
ALS, Ltd.	21,640	211,860
Altium, Ltd.	10,414	286,674
Alumina, Ltd.	30,095	37,062
AMA Group, Ltd. (a)	145,469	62,719
Ansell, Ltd.	13,015	424,817
Appen, Ltd.	12,693	129,507
Arafura Resources, Ltd. (a)	31,346	2,942
Arafura Resources, Ltd. (a)	209,179	19,636
ARB Corp., Ltd.	27,651	895,326
Ardent Leisure Group, Ltd. (a)	113,950	83,697
AUB Group, Ltd.	28,168	472,784
Aurelia Metals, Ltd.	300,118	92,464
Austal, Ltd.	105,389	162,052
Australian Agricultural Co., Ltd. (a)	114,933	118,091
Australian Finance Group, Ltd.	31,669	67,750
Australian Pharmaceutical Industries, Ltd.	149,765	125,241
Australian Strategic Materials, Ltd. (a)	32,427	189,722
Auswide Bank, Ltd.	9,552	46,529
AVJennings, Ltd.	10,332	4,889
AVZ Minerals, Ltd. (a) (b) (c)	250,407	30,206
Baby Bunting Group, Ltd.	22,363	94,281
Bank of Queensland, Ltd.	184,809	1,261,551
Bapcor, Ltd.	85,877	547,618
Beach Energy, Ltd.	171,800	160,386
Bega Cheese, Ltd.	108,313	478,330
Bendigo & Adelaide Bank, Ltd.	85,683	672,330
Bingo Industries, Ltd.	108,857	280,032
Blackmores, Ltd.	5,258	289,650
Bravura Solutions, Ltd.	78,085	205,607
Breville Group, Ltd.	28,741	644,545
Brickworks, Ltd.	16,435	309,069
BSA, Ltd.	28,058	6,839
BWX, Ltd.	18,602	75,895
Capitol Health, Ltd.	260,324	72,228
Capral, Ltd.	4,864	26,727
Cardno, Ltd.	69,333	50,647
Carnarvon Petroleum, Ltd. (a)	66,586	12,483
carsales.com, Ltd.	56,708	840,746
Cash Converters International, Ltd.	152,939	25,232
Catapult Group International, Ltd. (a)	33,605	50,480
Cedar Woods Properties, Ltd.	22,266	112,031
Centuria Capital Group	7,808	16,281
Challenger, Ltd.	87,504	354,909
Champion Iron, Ltd. (a)	56,704	271,179
City Chic Collective, Ltd. (a)	19,712	81,181
Cleanaway Waste Management, Ltd.	291,733	577,431
Clinuvel Pharmaceuticals, Ltd.	9,453	217,702
Clover Corp., Ltd.	39,945	54,358
Codan, Ltd.	31,190	420,183
Collection House, Ltd. (a)	40,783	4,591
Collins Foods, Ltd.	30,579	262,510

Australia—(Continued)
Cooper Energy, Ltd. (a)	552,999	107,801
Corporate Travel Management, Ltd. (a)	27,644	443,843
Costa Group Holdings, Ltd.	119,797	296,273
Costa Group Holdings, Ltd. (a)	18,925	46,978
Credit Corp. Group, Ltd.	20,160	449,615
CSR, Ltd.	173,314	750,430
Dacian Gold, Ltd. (a)	74,235	14,480
Data #3, Ltd.	49,016	206,235
Decmil Group, Ltd. (a)	40,865	14,155
Deterra Royalties, Ltd.	76,879	259,541
Dicker Data, Ltd.	5,894	48,896
Domain Holdings Australia, Ltd. (a)	83,673	323,966
Downer EDI, Ltd.	84,201	353,772
Eagers Automotive, Ltd.	38,258	475,077
Earlypay, Ltd.	45,556	15,375
Earlypay, Ltd. (a)	3,389	1,144
Eclipx Group, Ltd. (a)	63,282	107,703
Elanor Investor Group	5,934	8,419
Elders, Ltd.	45,511	394,306
Emeco Holdings, Ltd. (a)	147,781	116,951
EML Payments, Ltd. (a)	12,914	33,719
Energy World Corp., Ltd. (a)	472,609	28,354
EQT Holdings, Ltd.	3,231	66,412
Estia Health, Ltd. (a)	52,899	98,002
Euroz, Ltd.	25,309	32,888
Event Hospitality and Entertainment, Ltd. (a)	36,034	341,611
FAR, Ltd. (b) (c)	10,103	16,165
Fiducian Group, Ltd.	3,121	15,668
Finbar Group, Ltd.	6,909	4,405
Fleetwood, Ltd.	35,042	62,026
Flight Centre Travel Group, Ltd. (a)	9,316	103,786
Freedom Foods Group, Ltd. (a)	35,888	9,829
G8 Education, Ltd. (a)	300,520	226,962
Galaxy Resources, Ltd. (a)	120,846	332,800
Genworth Mortgage Insurance Australia, Ltd. (a)	66,059	108,721
Gold Road Resources, Ltd.	184,732	174,926
GrainCorp, Ltd. - Class A	83,590	323,417
Grange Resources, Ltd.	120,000	53,565
Greenland Minerals Ltd. (a)	349,524	24,894
GUD Holdings, Ltd.	39,871	357,494
GWA Group, Ltd.	81,814	169,987
Hansen Technologies, Ltd.	57,391	266,265
Hastings Technology Metals, Ltd. (a)	124,937	15,914
Healius, Ltd.	153,195	532,096
HT&E, Ltd. (a)	82,651	106,316
HUB24, Ltd.	14,616	312,636
Humm Group, Ltd. (a)	107,580	79,656
Huon Aquaculture Group, Ltd. (a)	3,410	8,307
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	76,879	526,357
Imdex, Ltd.	110,358	168,733
Incitec Pivot, Ltd.	29,077	51,982
Infomedia, Ltd.	133,597	153,884
Inghams Group, Ltd.	71,096	212,156
Intega Group, Ltd.	69,333	28,591
Integral Diagnostics, Ltd.	34,146	133,177
Integrated Research, Ltd.	28,972	42,257

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
International Ferro Metals, Ltd. (a) (b) (c)	82,765	$0
Invocare, Ltd.	48,219	418,319
IOOF Holdings, Ltd.	179,673	573,945
IPH, Ltd.	59,961	350,842
Iress, Ltd.	58,472	565,531
IVE Group, Ltd.	19,754	21,557
Japara Healthcare, Ltd. (a)	32,040	30,764
Johns Lyng Group, Ltd.	26,883	102,769
Jumbo Interactive, Ltd.	12,118	161,455
Jupiter Mines, Ltd.	439,415	95,504
Karoon Energy, Ltd. (a)	168,923	168,509
Kogan.com, Ltd.	16,956	147,307
Lifestyle Communities, Ltd.	20,891	244,597
Link Administration Holdings, Ltd.	168,918	638,674
Lovisa Holdings, Ltd.	11,216	128,313
Lycopodium, Ltd.	6,179	25,045
Lynas Rare Earths, Ltd. (a)	238,373	1,018,941
MA Financial Group, Ltd.	8,784	37,290
MACA, Ltd.	71,850	40,859
Macmahon Holdings, Ltd.	380,170	54,191
Mayne Pharma Group, Ltd. (a)	452,144	108,179
McMillan Shakespeare, Ltd.	26,993	261,141
McPherson’s, Ltd.	39,600	32,602
Medusa Mining, Ltd.	60,972	38,215
Megaport, Ltd. (a)	1,114	15,376
Mesoblast, Ltd. (a)	42,929	63,679
Metals X, Ltd. (a)	104,677	16,886
Metcash, Ltd.	352,612	1,055,428
Mineral Resources, Ltd.	866	34,880
MMA Offshore, Ltd. (a)	78,350	24,878
Monadelphous Group, Ltd.	35,445	277,870
Monash IVF Group, Ltd.	36,262	23,113
Money3 Corp., Ltd.	47,676	119,930
Morning Star Gold NL (a) (b) (c)	33,455	0
Mortgage Choice, Ltd.	48,689	71,203
Mount Gibson Iron, Ltd.	152,338	107,750
Myer Holdings, Ltd. (a)	275,411	73,323
MyState, Ltd.	17,413	61,083
Nanosonics, Ltd.	6,119	26,944
Navigator Global Investments, Ltd.	45,623	61,041
Nearmap, Ltd. (a)	109,995	153,503
Netwealth Group, Ltd.	24,001	308,801
New Energy Solar, Ltd.	16,213	10,092
New Hope Corp., Ltd.	137,727	179,293
nib holdings, Ltd.	154,793	753,570
Nick Scali, Ltd.	21,771	191,541
Nine Entertainment Co. Holdings, Ltd.	4	9
NRW Holdings, Ltd.	134,771	148,129
Nufarm, Ltd. (a)	102,823	354,095
Objective Corp., Ltd.	2,117	27,785
OceanaGold Corp. (a)	212,111	402,114
OFX Group, Ltd.	99,303	99,416
OM Holdings, Ltd. (a)	21,506	13,339
Omni Bridgeway, Ltd.	75,128	212,164
oOh!media, Ltd. (a)	130,777	171,814
Orocobre, Ltd. (a)	14,903	72,233
Orora, Ltd.	248,793	621,138
OZ Minerals, Ltd.	41,704	702,998

Australia—(Continued)
Pacific Current Group, Ltd.	12,733	55,491
Pacific Smiles Group, Ltd.	13,431	27,200
Pact Group Holdings, Ltd.	50,886	141,206
Pantoro, Ltd. (a)	89,162	13,406
Peet, Ltd.	88,199	79,400
Pendal Group, Ltd.	88,324	533,743
Perenti Global, Ltd.	204,417	102,769
Perpetual, Ltd.	19,757	595,066
Perseus Mining, Ltd. (a)	340,886	373,964
Pilbara Minerals, Ltd. (a)	37,144	40,418
Platinum Asset Management, Ltd.	71,195	262,088
Praemium, Ltd. (a)	98,955	80,952
Premier Investments, Ltd.	23,630	505,817
Pro Medicus, Ltd.	13,446	592,334
Propel Funeral Partners, Ltd.	7,202	20,377
PSC Insurance Group, Ltd.	6,696	17,727
PWR Holdings, Ltd.	9,738	51,778
QANTM Intellectual Property, Ltd.	14,173	12,275
Ramelius Resources, Ltd.	229,213	292,274
Reckon, Ltd.	36,898	26,433
Red 5, Ltd. (a)	362,960	51,792
Redbubble, Ltd. (a)	3,334	9,031
Redcape Hotel Group	38,088	29,570
Regis Healthcare, Ltd.	26,109	38,170
Regis Resources, Ltd.	273,441	485,135
Reject Shop, Ltd. (The) (a)	12,421	51,921
Resolute Mining, Ltd. (a)	357,444	135,783
Rhipe, Ltd. (b) (c)	12,338	19,339
Ridley Corp., Ltd. (a)	113,689	97,219
RPMGlobal Holdings, Ltd. (a)	17,010	22,700
Salmat, Ltd. (a) (b) (c)	45,807	0
Sandfire Resources NL	52,696	270,255
SeaLink Travel Group, Ltd.	4,293	30,573
Select Harvests, Ltd.	43,727	221,380
Senex Energy, Ltd.	50,094	129,040
Servcorp, Ltd.	21,215	55,770
Service Stream, Ltd.	102,973	67,402
Seven West Media, Ltd. (a)	408,410	142,863
SG Fleet Group, Ltd.	27,529	61,944
Shaver Shop Group, Ltd.	18,090	13,563
Sigma Healthcare, Ltd.	347,766	155,288
Silver Lake Resources, Ltd. (a)	202,549	252,878
SmartGroup Corp., Ltd.	29,372	162,691
SolGold plc (a)	15,118	5,974
Southern Cross Media Group, Ltd. (a)	76,997	120,702
Spark Infrastructure Group	443,771	747,571
SpeedCast International, Ltd. (a) (b) (c)	65,225	0
SRG Global, Ltd.	9,380	3,552
St. Barbara, Ltd.	205,473	262,850
Star Entertainment Group, Ltd. (The) (a)	135,007	373,654
Steadfast Group, Ltd.	220,792	729,345
Sunland Group, Ltd.	40,150	73,775
Super Retail Group, Ltd.	55,745	539,878
Superloop, Ltd. (a)	20,973	14,632
Syrah Resources, Ltd. (a)	108,096	83,945
Tassal Group, Ltd.	70,236	188,542
Technology One, Ltd.	79,705	556,286

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Temple & Webster Group, Ltd. (a)	5,673	$45,884
Tiger Resources, Ltd. (a) (b) (c)	591,241	89
Tribune Resources, Ltd.	2,377	8,219
United Malt Group, Ltd.	95,694	321,619
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	0
Virtus Health, Ltd.	28,220	139,655
Vista Group International, Ltd. (a)	33,201	55,462
Vita Group, Ltd.	34,096	24,296
Viva Energy Group, Ltd.	120,875	175,216
Webjet, Ltd. (a)	84,765	312,251
Western Areas, Ltd.	108,846	195,174
Westgold Resources, Ltd. (a)	109,349	154,592
Whitehaven Coal, Ltd. (a)	259,853	378,241

		45,985,182

Austria—1.7%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	4,073	98,280
ams AG (a)	58,625	1,176,323
Andritz AG (d)	20,093	1,129,031
Austria Technologie & Systemtechnik AG	11,814	511,614
BAWAG Group AG (a)	15,608	830,657
DO & Co. AG (a)	2,435	219,842
EVN AG	9,993	235,605
FACC AG (a) (d)	6,291	70,057
Flughafen Wien AG (a)	900	31,216
IMMOFINANZ AG (a) (d)	28,505	640,635
Kapsch TrafficCom AG (a)	1,870	32,591
Lenzing AG (a)	3,209	392,782
Mayr Melnhof Karton AG	2,779	591,834
Oberbank AG	198	20,379
Oesterreichische Post AG	10,088	536,685
Palfinger AG	5,204	218,234
POLYTEC Holding AG (a)	8,428	116,932
Porr AG (a) (d)	2,048	38,862
Raiffeisen Bank International AG	6,631	150,038
Rosenbauer International AG	1,414	89,199
S IMMO AG	17,333	415,183
S&T AG (d)	15,588	357,308
Schoeller-Bleckmann Oilfield Equipment AG (a)	3,509	147,532
Semperit AG Holding	4,892	196,684
Strabag SE	2,729	117,093
Telekom Austria AG (a)	40,133	342,654
UBM Development AG	1,459	71,807
UNIQA Insurance Group AG	35,957	312,962
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,500	288,207
voestalpine AG	30,426	1,238,996
Wienerberger AG	34,847	1,344,510
Zumtobel Group AG (a)	8,536	86,035

		12,049,767

Belgium—1.6%
Ackermans & van Haaren NV	7,319	1,235,115
AGFA-Gevaert NV (a)	50,218	233,101
Atenor	1,361	97,389
Banque Nationale de Belgique	71	150,662

Belgium—(Continued)
Barco NV	25,235	690,515
Bekaert S.A.	11,685	520,786
Biocartis NV (a) (d)	10,340	49,956
bpost S.A. (a)	18,928	226,413
Cie d’Entreprises CFE	2,872	299,751
Cie Immobiliere de Belgique S.A. (d)	1,276	110,295
D’ieteren Group	8,787	1,062,687
Deceuninck NV (d)	27,313	95,590
Econocom Group S.A.	39,556	150,107
Elia Group S.A.	7,472	788,406
Etablissements Franz Colruyt NV	2,029	113,473
Euronav NV	53,441	498,599
EVS Broadcast Equipment S.A.	4,761	99,924
Exmar NV	10,339	47,690
Fagron	13,001	290,344
GIMV NV	4,622	295,947
Greenyard NV (a)	5,819	66,845
Ion Beam Applications	6,507	128,531
Jensen-Group NV	1,035	36,332
Kinepolis Group NV (a)	4,506	243,368
Lotus Bakeries NV	92	520,385
MDxHealth (a)	8,434	13,448
Melexis NV	5,164	536,203
Mithra Pharmaceuticals S.A. (a) (d)	506	14,254
Ontex Group NV (a) (d)	16,729	208,247
Orange Belgium S.A.	5,071	113,774
Oxurion NV (a)	12,685	37,606
Picanol (a)	610	55,716
Proximus SADP	22,094	426,898
Recticel S.A.	15,533	261,541
Resilux NV	229	45,098
Roularta Media Group NV	1,629	28,149
Shurgard Self Storage S.A.	2,486	119,926
Sipef S.A.	1,958	110,276
Telenet Group Holding NV	8,880	334,180
TER Beke S.A.	141	18,724
Tessenderlo Group S.A. (a)	6,620	279,418
Van de Velde NV	1,970	58,392
VGP NV	168	33,103
Viohalco S.A.	35,458	190,613
X-Fab Silicon Foundries SE (a)	4,727	44,890

		10,982,667

Cambodia—0.0%
NagaCorp, Ltd.	148,000	142,771

Canada—10.6%
5N Plus, Inc. (a)	33,732	80,275
Absolute Software Corp.	17,854	258,246
Acadian Timber Corp. (d)	3,800	59,563
Advantage Energy, Ltd. (a) (d)	91,030	371,581
Aecon Group, Inc.	19,646	285,276
AG Growth International, Inc.	5,820	180,854
AGF Management, Ltd. - Class B	19,644	125,826
Aimia, Inc. (a)	24,635	96,982
AirBoss of America Corp.	3,761	107,709

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Alamos Gold, Inc. - Class A	112,999	$863,263
Alaris Equity Partners Income (d)	16,654	227,723
Alcanna, Inc. (a)	12,660	68,325
Alexco Resource Corp. (a) (d)	22,734	56,670
Algoma Central Corp.	6,110	80,836
AltaGas, Ltd.	17,233	361,732
Altius Minerals Corp.	12,660	173,927
Altus Group, Ltd. (d)	12,988	601,937
Americas Gold And Silver Corp. (a)	4,400	6,602
Amerigo Resources, Ltd. (a)	35,000	33,317
Andrew Peller, Ltd. - Class A (d)	11,417	87,405
ARC Resources, Ltd.	168,422	1,433,408
Aritzia, Inc. (a)	24,637	736,963
Ascot Resources, Ltd. (a) (d)	16,500	17,038
Atco, Ltd. - Class I	14,586	517,264
Athabasca Oil Corp. (a) (d)	144,824	114,495
ATS Automation Tooling Systems, Inc. (a)	25,733	738,609
AutoCanada, Inc. (a)	8,428	339,540
Badger Infrastructure Solutions, Ltd.	11,262	341,785
Birchcliff Energy, Ltd. (d)	80,388	337,220
Bird Construction, Inc.	18,612	132,578
Black Diamond Group, Ltd. (a)	19,812	63,930
Blackberry, Ltd. (a)	64,959	793,908
BlackBerry, Ltd. (U.S. Listed Shares) (a) (d)	76,204	931,213
BMTC Group, Inc.	5,387	64,534
Boralex, Inc. - Class A	25,118	764,928
Bridgemarq Real Estate Services	3,500	48,479
Calian Group, Ltd. (d)	2,846	138,007
Canaccord Genuity Group, Inc.	30,012	328,786
Canacol Energy, Ltd. (d)	40,661	111,198
Canada Goose Holdings, Inc. (a) (d)	13,191	576,974
Canada Goose Holdings, Inc. (a) (d)	4,869	212,812
Canadian Western Bank	25,085	704,226
Canfor Corp. (a)	21,741	497,398
Canfor Pulp Products, Inc. (a)	15,297	96,254
Capital Power Corp. (d)	36,075	1,191,732
Capstone Mining Corp. (a)	117,839	511,434
Cardinal Energy, Ltd. (a)	32,459	91,386
Cascades, Inc.	28,626	352,398
Celestica, Inc. (a)	35,793	280,661
Centerra Gold, Inc.	66,685	506,216
Cervus Equipment Corp. (d)	2,998	39,906
CES Energy Solutions Corp. (a) (d)	90,181	140,408
CI Financial Corp.	53,812	987,595
Clairvest Group, Inc.	200	10,528
Cogeco Communications, Inc.	3,980	389,170
Cogeco, Inc.	2,109	163,568
Colliers International Group, Inc.	8,489	950,664
Computer Modelling Group, Ltd.	28,920	119,217
Copper Mountain Mining Corp. (a) (d)	63,622	186,822
Corby Spirit and Wine, Ltd.	3,957	57,523
Corus Entertainment, Inc. - B Shares (d)	69,390	356,018
Crescent Point Energy Corp.	89,477	404,942
Crescent Point Energy Corp. (U.S. Listed Shares)	60,196	272,688
Crew Energy, Inc. (a) (d)	69,029	123,067
Cronos Group, Inc. (a) (d)	7,801	67,089
Denison Mines Corp. (a) (d)	231,048	281,448

Canada—(Continued)
Dexterra Group, Inc. (d)	11,442	63,228
DIRTT Environmental Solutions (a) (d)	17,310	74,569
Doman Building Materials Group, Ltd.	19,304	130,188
Dorel Industries, Inc. - Class B (a)	8,626	108,695
DREAM Unlimited Corp. - Class A	8,735	186,595
Dundee Precious Metals, Inc.	45,872	277,911
E-L Financial Corp., Ltd.	677	512,693
ECN Capital Corp.	87,631	657,445
EcoSynthetix, Inc. (a) (d)	8,700	40,145
Eldorado Gold Corp. (a)	51,016	506,621
Element Fleet Management Corp.	102,242	1,192,658
Endeavour Silver Corp. (a) (d)	34,348	210,311
Enerflex, Ltd.	29,289	198,237
Enerplus Corp.	56,230	404,170
Enerplus Corp. (U.S. Listed Shares)	8,452	60,770
Enghouse Systems, Ltd.	13,878	617,882
Ensign Energy Services, Inc. (a)	51,526	93,109
Equitable Group, Inc.	4,049	434,526
ERO Copper Corp. (a)	16,890	354,396
Evertz Technologies, Ltd.	9,349	108,529
Exchange Income Corp.	2,651	85,244
Exco Technologies, Ltd.	7,732	64,995
EXFO, Inc. (a)	85	505
EXFO, Inc. (U.S. Listed Shares) (a)	5,432	32,320
Extendicare, Inc.	29,162	200,201
Fiera Capital Corp. (d)	22,157	194,472
Finning International, Inc.	50,788	1,329,518
Firm Capital Mortgage Investment Corp. (d)	9,574	113,767
First Majestic Silver Corp. (d)	6,000	94,860
First Majestic Silver Corp.	45,160	713,321
First Mining Gold Corp. (a)	50,000	18,353
First National Financial Corp. (d)	4,907	194,799
Fission Uranium Corp. (a) (d)	114,725	58,306
Fortuna Silver Mines, Inc. (a) (d)	60,121	335,137
Fortuna Silver Mines, Inc. (a)	4,200	23,310
Freehold Royalties, Ltd. (d)	35,012	275,950
Galiano Gold, Inc. (a) (d)	23,027	25,264
Gamehost, Inc. (a)	4,952	34,316
GDI Integrated Facility Services, Inc. (a)	3,200	132,507
Gibson Energy, Inc.	42,525	814,754
Goeasy, Ltd. (d)	3,895	498,438
GoGold Resources, Inc. (a)	18,500	45,966
GoldMoney, Inc. (a)	11,000	23,959
Gran Tierra Energy, Inc. (a) (d)	112,213	83,282
Great Canadian Gaming Corp. (a)	17,160	616,160
Guardian Capital Group, Ltd. - Class A (d)	5,600	147,273
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Hardwoods Distribution, Inc.	2,602	77,497
Headwater Exploration, Inc. (a)	21,385	75,217
Heroux-Devtek, Inc. (a)	12,653	182,201
High Liner Foods, Inc. (d)	6,007	65,856
Home Capital Group, Inc. (a)	14,784	443,663
HudBay Minerals, Inc.	64,983	432,486
i-80 Gold Corp. (a) (d)	19,147	38,770
iA Financial Corp., Inc.	12,277	668,421
IAMGOLD Corp. (a)	118,555	349,085
IBI Group, Inc. (a)	5,900	48,643

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Imperial Metals Corp. (a) (d)	19,966	$72,481
Information Services Corp. (d)	2,900	71,354
Innergex Renewable Energy, Inc. (d)	35,108	610,340
Inter Pipeline, Ltd. (d)	16,447	267,350
Interfor Corp.	30,492	763,530
International Petroleum Corp. (a) (d)	25,919	120,228
International Tower Hill Mines, Ltd. (a) (d)	21,604	22,482
Intertape Polymer Group, Inc.	23,413	542,828
Invesque, Inc. (a) (d)	9,800	27,636
Ivanhoe Mines, Ltd. - Class A (a)	17,532	126,582
Jamieson Wellness, Inc.	12,957	353,297
K-Bro Linen, Inc.	3,219	112,546
Karora Resources, Inc. (a)	10,330	33,250
Kelt Exploration, Ltd. (a)	58,951	167,874
Keyera Corp. (d)	40,062	1,076,529
Kinaxis, Inc. (a)	6,523	858,104
Kingsway Financial Services, Inc. (a) (d)	8,765	43,825
Knight Therapeutics, Inc. (a)	36,815	155,920
KP Tissue, Inc.	1,400	11,712
Labrador Iron Ore Royalty Corp.	20,800	788,138
Largo Resources, Ltd. (a) (d)	8,317	129,492
Lassonde Industries, Inc. - Class A	900	125,605
Laurentian Bank of Canada	12,079	425,727
Leon’s Furniture, Ltd.	9,639	174,958
LifeWorks, Inc.	21,185	571,154
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	11,764	737,860
Lucara Diamond Corp. (a) (d)	110,136	66,636
Lundin Gold, Inc. (a)	11,400	95,736
Magellan Aerospace Corp. (d)	5,794	48,844
Mainstreet Equity Corp. (a) (d)	2,261	189,985
Major Drilling Group International, Inc. (a)	28,577	197,568
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	26,200	543,825
Martinrea International, Inc.	25,209	265,797
Maverix Metals, Inc.	7,686	41,428
Maxim Power Corp. (a)	2,800	6,550
MDF Commerce, Inc. (a)	4,176	37,226
Medical Facilities Corp.	12,861	72,730
MEG Energy Corp. (a)	87,454	632,835
Melcor Developments, Ltd.	3,120	33,727
Methanex Corp.	8,422	278,515
Morguard Corp.	1,400	159,414
Mountain Province Diamonds, Inc. (a)	1,600	626
MTY Food Group, Inc. (a)	6,320	278,221
Mullen Group, Ltd.	29,854	321,757
Neo Performance Materials, Inc.	4,300	57,201
New Gold, Inc. (a)	172,247	309,867
NFI Group, Inc.	13,236	300,789
Nighthawk Gold Corp. (a) (d)	4,900	4,032
North American Construction Group, Ltd.	10,441	159,024
North West Co., Inc. (The)	15,571	442,032
NuVista Energy, Ltd. (a)	59,117	189,808
Osisko Gold Royalties, Ltd.	36,560	501,093
Osisko Gold Royalties, Ltd. (d)	3,800	52,060
Osisko Mining, Inc. (a)	12,300	30,661
Paramount Resources, Ltd. - Class A (a)	19,290	267,035

Canada—(Continued)
Parex Resources, Inc. (a)	39,859	665,603
Park Lawn Corp.	8,556	230,120
Parkland Corp. (d)	34,709	1,121,686
Pason Systems, Inc.	24,116	173,730
Peyto Exploration & Development Corp.	67,791	456,643
Photon Control, Inc. (a) (d)	32,700	94,438
PHX Energy Services Corp. (d)	12,350	44,634
Pizza Pizza Royalty Corp.	6,998	61,139
Points International, Ltd. (a)	5,320	92,272
Polaris Infrastructure, Inc. (d)	5,300	82,647
Pollard Banknote, Ltd. (d)	2,690	122,651
PolyMet Mining Corp. (a) (d)	3,835	13,829
PrairieSky Royalty, Ltd. (d)	56,452	683,563
Precision Drilling Corp. (a)	4,794	199,789
Premium Brands Holdings Corp.	10,725	1,089,544
Pretium Resources, Inc. (a)	49,167	470,410
Pretium Resources, Inc. (a)	1,100	10,516
Primo Water Corp.	45,705	764,700
Quarterhill, Inc. (d)	44,645	91,840
Questerre Energy Corp. - Class A (a) (d)	83,569	11,798
Real Matters, Inc. (a)	25,451	367,105
Recipe Unlimited Corp. (a)	4,150	71,142
RF Capital Group, Inc. (a) (d)	17,303	29,313
Richelieu Hardware, Ltd.	18,090	585,488
Rogers Sugar, Inc.	35,106	163,692
Roxgold, Inc. (a)	78,600	119,840
Russel Metals, Inc.	23,322	637,235
Sabina Gold & Silver Corp. (a)	64,606	91,207
Sandstorm Gold, Ltd. (a)	58,462	461,716
Savaria Corp. (d)	10,600	171,365
Secure Energy Services, Inc.	55,376	188,071
ShawCor, Ltd. (a) (d)	21,791	103,892
Sienna Senior Living, Inc. (d)	22,176	294,106
Sierra Wireless, Inc. (a) (d)	12,710	240,953
Sleep Country Canada Holdings, Inc.	12,404	296,891
SNC-Lavalin Group, Inc. (d)	29,545	768,656
Spin Master Corp. (a)	7,348	285,835
Sprott, Inc.	6,042	237,810
SSR Mining, Inc.	53,145	830,015
Stantec, Inc.	26,477	1,181,383
Stelco Holdings, Inc.	5,227	153,487
Stella-Jones, Inc.	16,794	604,644
Steppe Gold, Ltd. (a)	6,300	8,894
Storm Resources, Ltd. (a)	32,500	110,903
SunOpta, Inc. (a)	26,392	322,980
Superior Plus Corp.	56,115	691,252
Surge Energy, Inc. (a) (d)	85,275	46,091
Tamarack Valley Energy, Ltd. (a)	69,684	144,472
Taseko Mines, Ltd. (a) (d)	108,786	228,173
TeraGo, Inc. (a)	4,100	18,853
TerraVest Industries, Inc.	900	14,100
Tervita Corp. (a)	3,508	14,885
TFI International, Inc.	9,908	904,557
Tidewater Midstream and Infrastructure, Ltd. (d)	79,200	88,809
Timbercreek Financial Corp. (d)	29,251	225,117
Torex Gold Resources, Inc. (a)	27,594	317,879
Total Energy Services, Inc. (a)	17,786	64,567

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Tourmaline Oil Corp.	19,919	$569,321
TransAlta Corp.	83,943	836,315
TransAlta Renewables, Inc. (d)	28,608	480,723
Transcontinental, Inc. - Class A (d)	21,120	396,639
Trevali Mining Corp. (a)	90,600	15,714
Trican Well Service, Ltd. (a)	101,707	219,069
Tricon Capital Group, Inc. (d)	35,631	409,889
Trisura Group, Ltd. (a)	2,200	294,238
Uni-Select, Inc. (a)	13,271	175,683
Vecima Networks, Inc. (d)	2,500	32,773
Vermilion Energy, Inc. (a) (d)	28,810	252,401
VersaBank (d)	2,000	24,008
Wajax Corp.	7,885	153,044
Waterloo Brewing, Ltd.	2,600	14,409
Wesdome Gold Mines, Ltd. (a)	54,507	517,104
Western Forest Products, Inc.	145,247	247,234
Westshore Terminals Investment Corp. (d)	17,388	239,583
Whitecap Resources, Inc. (d)	152,919	759,907
WildBrain, Ltd. (a) (d)	53,045	118,962
Winpak, Ltd.	9,852	307,338
Yamana Gold, Inc. (d)	89,124	375,304
Yellow Pages, Ltd. (d)	6,975	82,714
Zenith Capital Corp. (a) (b) (c)	12,830	3,464

		74,494,160

China—0.4%
BOE Varitronix, Ltd.	137,000	105,696
Bund Center Investment, Ltd.	107,700	43,139
CGN Mining Co., Ltd.	145,000	13,447
China Display Optoelectronics Technology Holdings, Ltd. (a)	136,000	9,984
China Gold International Resources Corp., Ltd. (d)	79,013	211,619
China Sunsine Chemical Holdings, Ltd.	70,000	26,802
Chong Hing Bank, Ltd. (d)	57,000	149,762
CITIC Telecom International Holdings, Ltd. (d)	467,000	154,397
FIH Mobile, Ltd. (a) (d)	1,021,000	168,319
First Sponsor Group, Ltd.	9,490	9,737
Fountain SET Holdings, Ltd.	280,000	50,848
GDH Guangnan Holdings, Ltd.	264,000	23,457
Goodbaby International Holdings, Ltd. (a)	193,000	44,497
Guotai Junan International Holdings, Ltd. (d)	806,600	128,818
Neo-Neon Holdings, Ltd. (a)	322,500	19,937
SITC International Holdings Co., Ltd.	276,000	1,153,561
TI Fluid Systems plc	7,903	33,571
Yangzijiang Shipbuilding Holdings, Ltd.	140,100	147,287

		2,494,878

Colombia—0.0%
Frontera Energy Corp. (a) (d)	8,353	51,617

Denmark—2.1%
ALK-Abello A/S (a)	1,773	848,024
Alm Brand A/S (d)	26,249	189,859
Bang & Olufsen A/S (a)	30,627	163,778
Bavarian Nordic A/S (a) (d)	13,543	558,882
Brodrene Hartmann A/S (a)	653	54,160
Chemometec A/S	2,092	282,246
Columbus A/S	20,865	35,462

Denmark—(Continued)
D/S Norden A/S	8,013	254,817
DFDS A/S (a)	10,724	605,129
FLSmidth & Co. A/S	12,789	531,978
H+H International A/S - Class B (a)	5,958	182,444
Harboes Bryggeri A/S - Class B (a)	1,454	22,140
ISS A/S (a)	20,183	475,061
Jeudan A/S	2,360	100,468
Jyske Bank A/S (a)	16,358	791,208
Matas A/S	10,988	199,353
Netcompany Group A/S	7,500	854,317
Nilfisk Holding A/S (a)	7,976	279,161
NKT A/S (a)	9,092	417,491
NNIT A/S	2,656	52,288
North Media	679	12,171
Parken Sport & Entertainment A/S (a)	2,351	29,866
PER Aarsleff Holding A/S	5,304	238,859
Ringkjoebing Landbobank A/S	8,462	858,115
Rockwool International A/S - A Shares (d)	346	147,089
Rockwool International A/S - B Shares	634	309,394
Royal Unibrew A/S	13,170	1,678,947
RTX A/S (d)	2,486	69,420
Scandinavian Tobacco Group A/S - Class A	18,965	387,734
Schouw & Co. A/S	3,973	436,546
SimCorp A/S	10,188	1,282,177
Solar A/S - B Shares	1,807	157,011
Spar Nord Bank A/S	25,025	281,796
Sydbank A/S	17,269	531,848
Tivoli A/S (a)	844	119,773
Topdanmark A/S	11,821	616,015
United International Enterprises, Ltd.	606	162,231
Vestjysk Bank A/S (a)	45,020	24,768
Zealand Pharma A/S (a)	8,489	250,572

		14,492,598

Faeroe Islands—0.0%
BankNordik P/F	628	16,871

Finland—2.4%
Aktia Bank Oyj	15,788	201,905
Alma Media Oyj	11,899	145,661
Altia Oyj	1,398	16,809
Apetit Oyj	1,205	18,788
Aspo Oyj	7,386	82,847
Atria Oyj	3,290	47,296
BasWare Oyj (a)	2,744	129,336
Bittium Oyj (d)	8,034	60,599
Cargotec Oyj - B Shares	11,623	601,000
Caverion Oyj	25,551	209,006
Citycon Oyj	21,486	183,061
Digia Oyj	6,625	60,022
Enento Group Oyj (a)	3,892	156,536
F-Secure Oyj	26,373	125,940
Ferratum Oyj (a) (d)	2,093	12,814
Finnair Oyj (a) (d)	272,008	224,445
Fiskars Oyj Abp	6,971	151,587
HKScan Oyj - A Shares	6,704	18,769
Huhtamaki Oyj	26,983	1,278,383

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Ilkka-Yhtyma Oyj	5,725	$31,570
Kemira Oyj	28,960	456,211
Kojamo Oyj	26,601	607,861
Konecranes Oyj	16,247	684,406
Lassila & Tikanoja Oyj	8,464	142,158
Metsa Board Oyj	52,211	537,106
Musti Group Oyj (a)	1,146	42,470
Neles Oyj	31,578	455,710
Nokian Renkaat Oyj	35,666	1,440,873
Olvi Oyj - A Shares	5,028	302,251
Oriola Oyj - A Shares	4,196	10,150
Oriola-KD Oyj - B Shares	38,525	84,173
Orion Oyj - Class A	7,619	327,060
Orion Oyj - Class B	26,553	1,141,451
Outokumpu Oyj (a)	102,277	613,376
Outotec Oyj	36,003	418,375
Ponsse Oyj	3,208	161,304
QT Group Oyj (a)	2,605	305,035
Raisio Oyj - V Shares	35,039	156,467
Rapala VMC Oyj (a)	8,902	87,889
Raute Oyj - A Shares	72	1,904
Revenio Group Oyj	5,309	402,307
Sanoma Oyj	25,537	423,585
Stockmann Oyj Abp - B Shares (a)	3,752	6,450
Teleste Oyj	2,149	15,863
Terveystalo Oyj	5,258	71,080
TietoEVRY Oyj	22,579	713,341
Tokmanni Group Corp.	13,877	383,925
Uponor Oyj	17,933	520,098
Vaisala Oyj - A Shares	5,709	234,596
Valmet Oyj	38,018	1,658,828
Wartsila Oyj Abp	45,005	668,554
YIT Oyj	39,980	244,861

		17,076,092

France—4.2%
ABC Arbitrage	2,830	23,834
Akka Technologies S.A. (a) (d)	4,296	119,847
AKWEL	3,301	96,283
Albioma S.A.	10,475	429,193
ALD S.A.	7,859	117,900
Altamir Amboise	9,152	260,736
Alten S.A.	7,104	942,237
Assystem	2,720	100,830
Aubay	2,423	127,863
Axway Software S.A.	2,132	71,555
Bastide le Confort Medical	1,345	75,751
Beneteau S.A. (a)	15,076	238,551
Bigben Interactive (a) (d)	4,507	88,726
Boiron S.A.	1,869	85,661
Bonduelle SCA	6,411	160,777
Burelle S.A.	101	90,782
Casino Guichard Perrachon S.A. (a) (d)	6,523	206,971
Catering International Services (a) (d)	541	7,569
Cegedim S.A. (a)	2,295	66,985
CGG S.A. (a)	189,243	169,350

France—(Continued)
Chargeurs S.A. (d)	7,837	217,685
Cie des Alpes (a) (d)	8,244	132,367
Cie Plastic Omnium S.A.	18,690	583,878
Coface S.A.	31,535	381,788
Derichebourg S.A. (a)	33,761	341,532
Electricite de Strasbourg S.A.	329	43,881
Elior Group S.A. (a) (d)	35,740	267,323
Elis S.A. (a)	44,621	841,573
Eramet (a) (d)	3,022	197,444
Esso S.A. Francaise (a)	1,341	17,729
Etablissements Maurel et Prom (a)	12,067	27,209
Eurazeo S.E.	6,464	562,981
Europcar Mobility Group (a)	67,882	38,399
Eutelsat Communications S.A.	57,002	666,214
Exel Industries - A Shares (a)	618	67,442
Faurecia SE	23,821	1,169,916
Fleury Michon S.A. (d)	264	7,135
Fnac Darty S.A. (a)	6,777	436,255
Gaztransport Et Technigaz S.A.	5,603	452,580
GEA (d)	165	19,957
GL Events (a)	4,217	71,519
Groupe Crit (a)	1,062	81,340
Groupe Gorge S.A.	395	7,149
Guerbet	2,188	77,300
Haulotte Group S.A.	5,337	40,523
HEXAOM	1,526	82,887
ID Logistics Group (a)	796	222,762
Imerys S.A.	7,029	328,618
IPSOS	13,160	555,031
Jacquet Metals S.A.	6,499	150,388
JCDecaux S.A. (a)	13,564	376,102
Kaufman & Broad S.A.	5,175	246,243
Korian S.A.	24,672	911,272
Lagardere SCA (a)	13,311	328,983
Laurent-Perrier	1,255	143,758
Lectra	7,156	270,779
Linedata Services	1,348	62,985
LISI	7,422	242,514
LNA Sante S.A.	1,534	96,398
Maisons du Monde S.A. (a)	16,643	412,593
Manitou BF S.A. (d)	3,893	124,646
Manutan International	589	59,349
Mersen S.A. (a)	6,354	247,613
METabolic EXplorer S.A. (a) (d)	6,035	32,492
Metropole Television S.A.	8,342	175,578
Neoen S.A. (a) (d)	3,442	154,623
Nexans S.A.	10,012	912,862
Nexity S.A.	12,995	650,053
Nicox (a)	1,834	7,919
NRJ Group	9,690	70,088
Oeneo S.A. (a) (d)	3,143	47,328
OL Groupe S.A. (a)	3,273	8,644
Onxeo S.A. (a)	8,671	6,581
Onxeo S.A. (a)	4,566	3,454
Onxeo S.A. (a)	2,856	363,332
Pharmagest Interactive	101	11,129
Plastiques Du Val De Loire	1,576	13,546

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Quadient SAS	15,239	$458,088
Rallye S.A. (a) (d)	9,791	86,280
Recylex S.A. (a) (b) (c)	3,335	1,370
Rexel S.A. (a)	96,327	2,015,963
Robertet S.A.	143	176,369
Rothschild & Co.	6,708	260,556
Rubis SCA	21,735	966,401
Samse S.A.	107	22,836
Savencia S.A.	1,728	145,105
SCOR SE (a)	21,900	696,640
Seche Environnement S.A.	1,555	96,472
Societe BIC S.A.	7,557	525,376
Societe pour l’Informatique Industrielle	1,546	54,444
Societe Television Francaise 1	17,932	181,310
Soitec (a)	6,122	1,350,656
Solocal Group (a)	33,527	71,970
Somfy S.A.	2,415	410,318
Sopra Steria Group	4,903	943,404
SPIE S.A.	34,853	802,484
STEF S.A.	1,145	123,157
Sword Group	1,089	49,343
Synergie SE	3,366	130,734
Technicolor S.A. (a)	3,270	12,689
Thermador Groupe	2,148	225,425
Tikehau Capital SCA	3,328	105,440
Total Gabon	324	54,739
Trigano S.A.	3,132	647,360
Union Financiere de France BQE S.A.	1,257	27,045
Valeo S.A.	4,501	135,562
Vallourec S.A. (a) (d)	9,500	86,098
Vetoquinol S.A.	1,341	164,775
Vicat S.A.	7,909	382,305
VIEL & Cie S.A.	4,205	30,016
Vilmorin & Cie S.A.	2,655	176,314
Virbac S.A.	1,006	344,776
Vranken-Pommery Monopole S.A. (a)	958	20,397

		29,535,287

Georgia—0.0%
Bank of Georgia Group plc (a)	13,336	248,025

Germany—6.7%
1&1 AG	14,997	458,693
7C Solarparken AG	12,140	57,712
Aareal Bank AG	21,487	496,164
ADVA Optical Networking SE (a)	17,098	236,801
AIXTRON SE	21,680	587,561
All for One Steeb AG	498	39,121
Allgeier SE	2,942	83,860
Amadeus Fire AG	108	19,748
Atoss Software AG	1,110	245,378
Aurubis AG	10,200	945,524
Basler AG	1,220	151,063
Bauer AG (a) (d)	4,513	67,863
BayWa AG	305	16,055
BayWa AG	5,509	237,797

Germany—(Continued)
Bechtle AG	1,377	256,097
Bertrandt AG	2,127	142,246
bet-at-home.com AG	1,222	55,061
Bijou Brigitte AG (a)	1,603	48,163
Bilfinger SE	10,033	300,306
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange) (a) (d)	22,238	163,882
CANCOM SE	10,426	630,564
CECONOMY AG (a)	47,148	230,132
CENIT AG	3,413	63,320
Cewe Stiftung & Co. KGaA	1,828	283,131
Commerzbank AG (a)	156,712	1,111,877
CompuGroup Medical SE & Co KgaA	7,186	563,181
Corestate Capital Holding S.A. (a) (d)	4,473	58,359
CropEnergies AG	9,235	118,503
CTS Eventim AG & Co. KGaA (a)	12,203	762,686
Data Modul AG	138	8,591
Dermapharm Holding SE	580	46,246
Deutsche Beteiligungs AG	4,577	185,061
Deutsche Euroshop AG (d)	14,792	350,839
Deutsche Lufthansa AG (a) (d)	16,094	181,133
Deutsche Pfandbriefbank AG	45,896	453,772
Deutz AG (a)	40,985	331,434
DIC Asset AG	17,411	300,845
DMG Mori AG	1,272	63,349
Dr. Hoenle AG	2,084	115,664
Draegerwerk AG & Co. KGaA	1,062	98,729
Duerr AG	18,898	718,827
Eckert & Ziegler AG	4,645	530,747
Elmos Semiconductor AG	1,769	76,561
ElringKlinger AG (a)	8,918	158,733
Energiekontor AG	2,559	166,006
Evotec SE (a)	12,079	547,721
Fielmann AG (a)	6,684	522,684
First Sensor AG	1,405	71,139
Flatexdegiro AG (a)	874	117,642
FORTEC Elektronik AG	253	5,340
Francotyp-Postalia Holding AG (a)	3,300	12,561
Fraport AG Frankfurt Airport Services Worldwide (a) (d)	4,239	288,819
Freenet AG	42,208	997,665
FUCHS Petrolub SE	7,604	295,181
GEA Group AG	39,851	1,614,148
Gerresheimer AG	10,281	1,136,736
Gesco AG	3,298	80,324
GFT Technologies SE	5,130	130,486
Grammer AG (a) (d)	706	21,618
Grand City Properties S.A.	36,400	983,327
GRENKE AG (d)	338	14,829
H&R GmbH & Co. KGaA (a)	4,195	40,378
Hamburger Hafen und Logistik AG	8,624	217,127
Hawesko Holding AG	223	15,769
Heidelberger Druckmaschinen AG (a)	100,140	238,158
Hella GmbH & Co. KGaA (a) (d)	10,356	709,422
HOCHTIEF AG	1,962	150,850
HolidayCheck Group AG (a)	16,651	49,769
Hornbach Baumarkt AG	3,054	134,399
Hornbach Holding AG & Co. KGaA	3,220	366,951
Hugo Boss AG	20,336	1,106,623

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Hypoport SE (a)	804	$415,687
Indus Holding AG	6,490	257,069
Instone Real Estate Group AG	8,706	262,177
IVU Traffic Technologies AG	4,460	102,276
Jenoptik AG	16,935	463,892
JOST Werke AG	2,422	144,517
K&S AG (a)	59,897	814,794
Kloeckner & Co. SE (a)	28,642	392,978
Koenig & Bauer AG (a)	4,373	145,923
Krones AG	4,960	443,064
KSB SE & Co. KGaA	82	38,886
KWS Saat SE	3,725	306,557
LANXESS AG	25,111	1,721,967
Leifheit AG	2,964	164,971
Leoni AG (a) (d)	12,471	222,880
LPKF Laser & Electronics AG	5,659	164,837
Manz AG (a)	1,272	97,723
Medigene AG (a)	2,446	11,443
METRO AG	25,342	313,760
MLP SE	22,156	183,245
Nagarro SE (a)	2,942	361,113
New Work SE	895	281,319
Nexus AG	5,374	400,021
Nordex SE (a)	23,261	564,656
Norma Group SE	10,781	552,118
OHB SE (d)	1,607	70,415
Patrizia Immobilien AG	16,379	427,256
Pfeiffer Vacuum Technology AG	1,919	364,507
PNE Wind AG (d)	19,488	171,841
Progress-Werk Oberkirch AG (a)	822	30,449
ProSiebenSat.1 Media SE	76,185	1,515,755
PSI Software AG	4,019	160,222
PVA TePla AG (a)	1,597	46,891
QSC AG (a)	42,643	96,794
R Stahl AG (a)	1,594	46,506
Rheinmetall AG	14,203	1,402,687
SAF-Holland SE (a)	22,056	306,889
Salzgitter AG (a)	16,810	499,645
Schaltbau Holding AG (a)	2,019	88,591
Scout24 AG	2,997	252,974
Secunet Security Networks AG	391	173,875
SGL Carbon SE (a) (d)	8,945	85,826
Siltronic AG (d)	6,867	1,144,292
Sirius Real Estate, Ltd.	29,917	45,803
Sixt SE (a) (d)	4,968	668,942
SMA Solar Technology AG (d)	3,992	229,050
Softing AG	3,104	27,013
Software AG (d)	17,469	786,875
Stabilus S.A.	6,982	567,473
STRATEC SE	1,395	194,851
Stroeer SE & Co. KGaA	8,363	669,817
Suedzucker AG	23,765	380,429
Surteco SE	2,209	72,014
Suss Microtec AG (a)	6,216	204,166
TAG Immobilien AG	46,027	1,461,556
Takkt AG	11,656	194,092
Technotrans AG	2,869	92,981

Germany—(Continued)
ThyssenKrupp AG	64,325	670,456
Traffic Systems SE	1,794	84,671
United Internet AG	1,095	44,780
Varta AG (d)	2,392	368,893
VERBIO Vereinigte BioEnergie AG	9,187	465,131
Vossloh AG	3,384	170,746
Wacker Chemie AG	3,816	588,295
Wacker Neuson SE	10,321	296,709
Washtec AG	3,673	227,816
Wuestenrot & Wuerttembergische AG	4,269	97,832
Zeal Network SE	2,439	121,142
zooplus AG (a)	1,111	359,842

		46,891,714

Ghana—0.1%
Tullow Oil plc (a) (d)	488,272	403,431

Greenland—0.0%
Gronlandsbanken A/S	140	13,708

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (a)	112,611	47,185

Hong Kong—2.3%
Aceso Life Science Group, Ltd. (a)	1,001,000	28,621
Aeon Credit Service Asia Co., Ltd.	44,000	28,904
Allied Group, Ltd.	382,000	153,038
APAC Resources, Ltd.	70,825	11,676
Apollo Future Mobility Group, Ltd. (a) (d)	348,000	18,825
Applied Development Holdings, Ltd. (a)	390,000	6,027
Asia Financial Holdings, Ltd.	182,000	87,434
Asia Standard International Group, Ltd. (a)	296,000	49,347
ASM Pacific Technology, Ltd.	52,000	704,596
Associated International Hotels, Ltd.	14,000	24,523
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Blue River Holdings, Ltd. (a)	428,073	21,194
BOCOM International Holdings Co., Ltd.	117,000	28,179
Brightoil Petroleum Holdings, Ltd. (a) (b) (c)	591,000	21,412
Build King Holdings, Ltd.	160,000	22,847
Burwill Holdings, Ltd. (a) (b) (c)	1,566,000	2,683
Cafe de Coral Holdings, Ltd.	106,000	217,890
Camsing International Holding, Ltd. (a) (b) (c)	124,000	3,474
Cathay Pacific Airways, Ltd. (a) (d)	26,000	21,967
Century City International Holdings, Ltd. (a)	616,000	34,115
Chen Hsong Holdings	150,000	53,515
Cheuk Nang Holdings, Ltd.	108,566	38,592
Chevalier International Holdings, Ltd.	75,139	97,936
China Baoli Technologies Holdings, Ltd. (a)	285,000	2,166
China Best Group Holding, Ltd. (a)	30,000	865
China Energy Development Holdings, Ltd. (a)	3,376,000	51,308
China Motor Bus Co., Ltd.	4,800	68,127
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	704
China Star Entertainment, Ltd. (a)	378,000	61,894
China Strategic Holdings, Ltd. (a) (d)	4,927,500	72,248
China Tonghai International Financial, Ltd.	180,000	6,058
Chinese Estates Holdings, Ltd. (d)	151,000	70,373

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Chinney Investment, Ltd.	8,000	$1,927
Chow Sang Sang Holdings International, Ltd.	111,000	192,143
Chuang’s China Investments, Ltd.	511,500	32,610
Chuang’s Consortium International, Ltd.	382,357	53,166
CK Life Sciences International Holdings, Inc. (d)	304,000	34,847
CMBC Capital Holdings, Ltd. (d)	760,000	9,691
CNT Group, Ltd.	246,000	12,673
Convenience Retail Asia, Ltd.	36,000	3,385
CSI Properties, Ltd.	2,274,023	76,153
Dah Sing Banking Group, Ltd.	139,071	153,408
Dah Sing Financial Holdings, Ltd.	45,460	155,450
Dan Form Holdings Co., Ltd. (a)	88,000	18,021
Dickson Concepts International, Ltd.	87,500	52,179
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings, Ltd.	20,000	36,060
Eagle Nice International Holdings, Ltd.	80,000	52,805
EC Healthcare (d)	32,000	57,621
EcoGreen International Group, Ltd.	118,800	35,804
Emperor Capital Group, Ltd. (a)	984,000	16,729
Emperor Entertainment Hotel, Ltd.	235,000	34,201
Emperor International Holdings, Ltd.	529,250	76,971
Emperor Watch & Jewellery, Ltd.	1,520,000	46,790
Energy International Investments Holdings, Ltd. (a)	580,000	5,378
ENM Holdings, Ltd. (a)	412,000	33,961
Esprit Holdings, Ltd. (a) (d)	904,275	88,514
Fairwood Holdings, Ltd.	26,500	61,503
Far East Consortium International, Ltd.	391,237	147,379
First Pacific Co., Ltd.	674,000	230,040
Fosun Tourism Group (a)	14,400	22,971
Freeman FinTech Corp., Ltd. (a) (b) (c)	180,000	392
G-Resources Group, Ltd. (a)	123,180	49,816
Genting Hong Kong, Ltd. (a)	162,000	12,310
Get Nice Financial Group, Ltd.	104,000	11,653
Giordano International, Ltd.	446,000	97,080
Glorious Sun Enterprises, Ltd.	393,000	39,481
Gold Peak Industries Holdings, Ltd. (a)	277,714	24,681
Golden Resources Development International, Ltd.	370,000	26,210
Good Resources Holdings, Ltd. (a) (b) (c)	420,000	1,726
Great Eagle Holdings, Ltd. (d)	57,687	196,146
Guoco Group, Ltd.	1,000	11,507
Haitong International Securities Group, Ltd. (d)	735,562	202,740
Hang Lung Group, Ltd.	209,000	532,815
Hanison Construction Holdings, Ltd.	148,009	23,829
Harbour Centre Development, Ltd. (d)	88,000	96,338
HKBN, Ltd. (d)	167,500	202,787
HKR International, Ltd.	343,680	163,335
Hon Kwok Land Investment Co., Ltd.	140,000	68,521
Hong Kong Economic Times Holdings, Ltd.	50,000	7,985
Hong Kong Ferry Holdings Co., Ltd.	39,000	29,385
Hongkong & Shanghai Hotels (The) (a) (d)	110,902	116,697
Hongkong Chinese, Ltd.	510,000	44,090
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	7,756
Hung Hing Printing Group, Ltd.	252,000	39,918
Hutchison Port Holdings Trust - Class U	1,123,200	252,603
Hutchison Telecommunications Hong Kong Holdings, Ltd. (d)	526,000	103,653
Hypebeast, Ltd. (a)	127,500	18,885
Hysan Development Co., Ltd.	153,000	609,892

Hong Kong—(Continued)
Imagi International Holdings, Ltd. (a)	90,112	13,460
International Housewares Retail Co., Ltd.	134,000	54,709
IPE Group, Ltd. (a)	285,000	25,336
IRC, Ltd. (a)	936,000	32,552
ITC Properties Group, Ltd.	182,746	23,054
Jacobson Pharma Corp., Ltd.	90,000	8,439
JBM Healthcare, Ltd. (a)	11,250	2,159
Johnson Electric Holdings, Ltd. (d)	106,875	275,811
K Wah International Holdings, Ltd. (d)	172,000	83,517
Kader Holdings Co., Ltd. (a)	224,000	11,684
Kam Hing International Holdings, Ltd. (a)	196,000	9,719
Karrie International Holdings, Ltd.	140,000	31,358
Keck Seng Investments Hong Kong, Ltd. (a)	72,000	36,166
Kerry Logistics Network, Ltd.	147,500	447,387
Kerry Properties, Ltd.	148,000	487,977
Kingmaker Footwear Holdings, Ltd.	102,000	11,692
Kingston Financial Group, Ltd. (d)	162,000	11,256
Kowloon Development Co., Ltd.	124,000	146,491
Lai Sun Development Co., Ltd. (a)	84,813	67,944
Lai Sun Garment International, Ltd. (a)	86,504	56,375
Lam Soon Hong Kong, Ltd.	15,000	29,010
Landing International Development, Ltd. (a)	310,800	10,008
Landsea Green Group Co., Ltd. (a)	268,000	22,781
Langham Hospitality Investments and Langham Hospitality Investments, Ltd. (a)	207,000	26,128
Lerthai Group, Ltd. (a) (b) (c)	18,000	1,547
Lifestyle International Holdings, Ltd. (a)	134,500	103,247
Lippo China Resources, Ltd.	2,106,000	34,170
Lippo, Ltd.	122,000	36,925
Liu Chong Hing Investment, Ltd.	78,000	83,784
Luk Fook Holdings International, Ltd. (d)	118,000	407,310
Lung Kee Bermuda Holdings	90,000	39,163
Magnificent Hotel Investment, Ltd. (a)	1,310,000	19,572
Mandarin Oriental International, Ltd. (a)	67,000	134,359
Mason Group Holdings, Ltd. (a) (d)	7,685,000	28,705
Matrix Holdings, Ltd.	36,000	12,519
Melco International Development, Ltd. (a)	165,000	303,041
Midland Holdings, Ltd. (a)	178,010	36,683
Ming Fai International Holdings, Ltd.	145,000	12,887
Miramar Hotel & Investment	51,000	100,499
Modern Dental Group, Ltd. (a)	79,000	73,360
Nameson Holdings, Ltd.	130,000	11,212
National Electronic Holdings, Ltd.	182,600	26,340
Newocean Energy Holdings, Ltd. (a) (d)	398,000	23,067
Nissin Foods Co., Ltd.	13,000	9,946
NWS Holdings, Ltd.	164,000	174,474
Oriental Watch Holdings	120,484	67,812
Oshidori International Holdings, Ltd. (a)	1,068,000	71,528
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	6,423
Pacific Andes International Holdings, Ltd. (a) (b) (c)	214,000	0
Pacific Basin Shipping, Ltd. (a)	1,377,000	555,134
Pacific Century Premium Developments, Ltd. (a)	49,788	4,743
Pacific Textiles Holdings, Ltd.	266,000	159,994
Paliburg Holdings, Ltd. (a)	208,000	56,793
Paradise Entertainment, Ltd. (a)	168,000	21,421
PC Partner Group, Ltd.	54,000	32,479
PCCW, Ltd.	619,582	324,781

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Perfect Medical Health Management, Ltd. (d)	108,000	$130,478
Pico Far East Holdings, Ltd.	318,000	55,701
Playmates Holdings, Ltd.	460,000	53,204
PT International Development Co., Ltd. (a)	186,000	8,606
Public Financial Holdings, Ltd.	166,000	54,318
Regal Hotels International Holdings, Ltd. (a)	126,000	67,671
Regina Miracle International Holdings, Ltd.	71,000	26,052
Samson Holding, Ltd. (a)	146,000	6,017
SAS Dragon Holdings, Ltd.	140,000	58,422
SEA Holdings, Ltd.	63,896	59,288
Shangri-La Asia, Ltd. (a) (d)	220,000	215,103
Shun Ho Property Investments, Ltd. (a)	21,615	3,508
Shun Tak Holdings, Ltd. (a)	379,500	122,196
Sing Tao News Corp., Ltd. (a)	212,000	25,662
Singamas Container Holdings, Ltd. (b) (c)	592,000	67,044
SmarTone Telecommunications Holdings, Ltd.	124,888	73,991
Soundwill Holdings, Ltd.	41,500	46,504
South China Holdings Co., Ltd. (a)	1,240,000	17,568
Stella International Holdings, Ltd. (a)	141,000	217,920
Sun Hung Kai & Co., Ltd.	200,440	107,651
SUNeVision Holdings, Ltd.	176,000	180,209
TAI Cheung Holdings, Ltd.	192,000	122,556
Tan Chong International, Ltd.	63,000	16,472
Tao Heung Holdings, Ltd.	204,000	26,800
Television Broadcasts, Ltd. (a) (d)	97,700	93,116
Texwinca Holdings, Ltd.	300,000	66,333
TK Group Holdings, Ltd.	62,000	23,647
Tradelink Electronic Commerce, Ltd.	256,000	38,879
Transport International Holdings, Ltd.	62,602	122,395
United Laboratories International Holdings, Ltd. (The)	241,000	197,456
Up Energy Development Group, Ltd. (a) (b) (c)	92,000	287
Upbest Group, Ltd.	16,000	1,730
Value Partners Group, Ltd.	190,000	121,376
Valuetronics Holdings, Ltd.	89,790	40,390
Vedan International Holdings, Ltd.	296,000	30,117
Vitasoy International Holdings, Ltd. (d)	162,000	601,565
VPower Group International Holdings, Ltd. (d)	53,000	11,946
VSTECS Holdings, Ltd.	249,200	201,264
VTech Holdings, Ltd.	42,200	444,322
Wai Kee Holdings, Ltd.	54,000	28,932
Wang On Group, Ltd.	2,200,000	18,970
Wealthking Investments, Ltd. (a)	284,000	27,766
Wing On Co. International, Ltd. (d)	46,000	105,458
Wing Tai Properties, Ltd. (d)	232,000	139,075
YGM Trading, Ltd. (a)	46,000	12,145
Yue Yuen Industrial Holdings, Ltd. (a)	164,000	405,126
Yunfeng Financial Group, Ltd. (a)	34,000	12,831
Zhaobangji Properties Holdings, Ltd. (a)	184,000	14,693

		16,166,840

India—0.0%
Rhi Magnesita NV	3,120	174,820

Ireland—0.6%
Bank of Ireland Group plc (a)	189,902	1,015,813
C&C Group plc (a)	120,783	405,927

Ireland—(Continued)
Cairn Homes plc (a)	135,193	170,900
COSMO Pharmaceuticals NV (a)	255	23,512
Datalex plc (a)	5,495	5,212
FBD Holdings plc (a)	10,350	109,470
Glanbia plc	54,184	879,521
Greencore Group plc (a)	159,206	276,647
Hostelworld Group plc (a)	16,696	25,194
Irish Continental Group plc (a)	33,406	171,118
Permanent TSB Group Holdings plc (a)	15,086	22,899
UDG Healthcare plc	72,722	1,075,587

		4,181,800

Isle of Man—0.0%
Hansard Global plc	2,566	2,036
Strix Group plc	35,085	153,079

		155,115

Israel—1.5%
Adgar Investment and Development, Ltd.	7,358	14,292
Afcon Holdings, Ltd.	771	49,654
AFI Properties, Ltd. (a)	4,055	175,545
Africa Israel Residences, Ltd.	880	43,451
Airport City, Ltd. (a)	2,104	35,197
Allot, Ltd. (a)	10,216	200,295
Alrov Properties and Lodgings, Ltd. (a)	2,780	129,060
Arad, Ltd.	2,224	30,143
Ashtrom Group, Ltd.	11,984	272,261
Atreyu Capital Markets, Ltd.	2,021	32,110
AudioCodes, Ltd.	1	21
Avgol Industries 1953, Ltd. (a)	27,883	26,678
Azorim-Investment Development & Construction Co., Ltd. (a)	31,528	126,631
Bet Shemesh Engines Holdings, Ltd. (a)	2,139	42,982
Big Shopping Centers, Ltd. (a)	1,256	160,700
BioLine RX, Ltd. (a)	1	0
Blue Square Real Estate, Ltd.	1,940	148,728
Camtek, Ltd. (a)	5,058	192,042
Carasso Motors, Ltd.	5,984	30,562
Cellcom Israel, Ltd. (a)	24,928	108,398
Ceragon Networks, Ltd. (a) (b) (c)	14,799	55,792
Clal Insurance Enterprises Holdings, Ltd. (a)	9,289	184,297
Compugen, Ltd. (a)	5,397	44,273
Danel Adir Yeoshua, Ltd.	1,759	368,541
Delek Automotive Systems, Ltd.	12,832	168,506
Delta-Galil Industries, Ltd.	3,185	131,919
Dor Alon Energy in Israel, Ltd.	2,364	67,118
Duniec Brothers, Ltd.	915	42,239
Electra Consumer Products 1970, Ltd.	3,289	189,002
Electra Real Estate, Ltd.	6,750	86,164
Electra, Ltd.	591	335,274
Enlight Renewable Energy, Ltd. (a)	159,439	342,179
Equital, Ltd. (a)	8,196	222,307
FMS Enterprises Migun, Ltd.	1,295	38,000
Formula Systems 1985, Ltd.	3,277	293,978
Fox Wizel, Ltd.	2,684	307,474
Gav-Yam Lands Corp., Ltd.	31,000	296,904
Gilat Satellite Networks, Ltd.	9,844	99,585

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Hadera Paper, Ltd.	1,104	$82,301
Harel Insurance Investments & Financial Services, Ltd.	31,928	316,249
Hilan, Ltd.	4,492	216,628
IDI Insurance Co., Ltd.	2,662	89,025
IES Holdings, Ltd.	569	40,778
Inrom Construction Industries, Ltd.	22,474	103,505
Israel Canada T.R., Ltd.	36,696	149,175
Israel Land Development Co., Ltd. (The)	3,950	50,971
Isras Investment Co., Ltd.	541	124,682
Issta Lines, Ltd. (a)	1,175	23,789
Kamada, Ltd. (a)	11,729	68,801
Kerur Holdings, Ltd.	2,088	63,146
Klil Industries, Ltd.	315	30,592
Levinstein Properties, Ltd.	1,208	31,816
Magic Software Enterprises, Ltd.	9,462	152,662
Malam - Team, Ltd.	3,350	114,905
Matrix IT, Ltd.	10,787	291,661
Maytronics, Ltd.	14,096	293,652
Mediterranean Towers, Ltd.	28,011	82,837
Mega Or Holdings, Ltd.	4,941	159,168
Mehadrin, Ltd. (a)	108	4,716
Meitav Dash Investments, Ltd.	8,613	47,588
Menora Mivtachim Holdings, Ltd.	8,846	175,053
Migdal Insurance & Financial Holding, Ltd. (a)	94,179	129,771
Mivne Real Estate KD, Ltd.	50,405	146,134
Mivtach Shamir Holdings, Ltd.	1,966	74,808
Mizrahi Tefahot Bank, Ltd. (a)	1	28
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	68,799
Nawi Brothers, Ltd.	4,888	37,282
Neto ME Holdings, Ltd.	788	37,048
Nova Measuring Instruments, Ltd. (a)	535	54,899
Novolog, Ltd.	21,014	19,342
NR Spuntech Industries, Ltd.	3,848	10,377
Oil Refineries, Ltd. (a)	418,554	107,875
One Software Technologies, Ltd.	9,000	134,874
Partner Communications Co., Ltd. (a)	36,424	166,740
Paz Oil Co., Ltd.	2,185	268,270
Perion Network, Ltd. (a)	3,139	69,210
Phoenix Holdings, Ltd. (The)	24,086	225,061
Plasson Industries, Ltd.	1,078	59,654
Plus500, Ltd.	25,321	467,635
Priortech, Ltd.	2,244	60,567
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	144,556
Sano-Brunos Enterprises, Ltd.	46	4,501
Scope Metals Group, Ltd.	1,844	55,823
Shikun & Binui, Ltd. (a)	793	5,127
Shufersal, Ltd.	8,631	68,680
Summit Real Estate Holdings, Ltd. (a)	8,001	120,609
Suny Cellular Communication, Ltd. (a)	16,495	7,373
Tadiran Group, Ltd.	855	101,430
Telsys	297	11,042
Victory Supermarket Chain, Ltd.	589	12,131
YH Dimri Construction & Development, Ltd.	1,750	104,314

		10,579,962

Italy—3.4%
A2A S.p.A.	414,700	848,170
ACEA S.p.A.	16,916	390,961
Aeffe S.p.A. (a)	11,359	21,263
Anima Holding S.p.A.	92,515	461,066
Aquafil S.p.A. (a)	3,537	27,903
Arnoldo Mondadori Editore S.p.A. (a)	54,123	103,271
Ascopiave S.p.A.	19,908	83,769
Autogrill S.p.A. (a)	16,042	117,606
Autostrade Meridionali S.p.A.	777	27,185
Avio S.p.A. (d)	6,077	89,811
Azimut Holding S.p.A.	27,283	662,779
B&C Speakers S.p.A.	770	11,002
Banca Carige S.p.A. (a) (b) (c)	156,432	52
Banca Farmafactoring S.p.A.	34,258	343,062
Banca Generali S.p.A. (a)	14,585	623,761
Banca IFIS S.p.A.	7,714	122,629
Banca Mediolanum S.p.A.	21,648	210,438
Banca Popolare dell’Emilia Romagna SC	310,312	676,051
Banca Popolare di Sondrio Scarl	161,515	700,134
Banca Profilo S.p.A.	117,883	29,639
Banca Sistema S.p.A. (a) (d)	13,168	32,074
Banco BPM S.p.A.	456,529	1,467,306
Banco di Desio e della Brianza S.p.A.	20,306	76,091
Be Shaping The Future S.p.A	29,207	59,795
Biesse S.p.A. (a)	1,567	52,378
Brembo S.p.A.	12,069	153,180
Brunello Cucinelli S.p.A. (a) (d)	9,914	580,970
Buzzi Unicem S.p.A.	30,531	812,097
Cairo Communication S.p.A.	25,255	50,878
Carel Industries S.p.A.	5,874	141,220
Cementir Holding NV	18,579	189,874
Cerved Group S.p.A. (a)	35,131	408,379
CIR SpA-Compagnie Industriali (a)	315,684	189,371
Credito Emiliano S.p.A.	23,832	142,607
d’Amico International Shipping S.A. (a)	115,150	14,069
Danieli & C Officine Meccaniche S.p.A. (d)	6,046	160,115
Danieli & C Officine Meccaniche S.p.A.	1,734	29,908
De’Longhi S.p.A.	17,430	760,710
DeA Capital S.p.A.	32,300	49,872
Elica S.p.A. (a)	11,044	46,174
Emak S.p.A.	23,063	47,445
ERG S.p.A.	17,638	523,902
Esprinet S.p.A.	14,507	255,006
Eurotech S.p.A. (a)	13,076	71,189
Fila S.p.A.	3,057	39,021
Fincantieri S.p.A. (a) (d)	93,136	84,158
FNM S.p.A. (a)	55,327	39,991
Geox S.p.A. (a)	34,378	44,963
Gruppo MutuiOnline S.p.A.	8,426	401,615
Hera S.p.A.	272,570	1,126,550
Illimity Bank S.p.A. (a)	1,669	23,259
IMMSI S.p.A. (a)	51,196	32,640
Intek Group S.p.A. (a)	80,757	35,480
Interpump Group S.p.A.	6,746	400,644
Iren S.p.A.	217,068	619,556
Italgas S.p.A.	151,950	994,647
Italmobiliare S.p.A.	4,207	151,870

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
IVS Group S.A. (a)	3,278	$23,728
Juventus Football Club S.p.A. (a) (d)	136,573	116,944
La Doria S.p.A.	3,877	87,641
Leonardo S.p.A. (a)	68,579	555,521
LU-VE S.p.A.	1,991	40,137
Maire Tecnimont S.p.A. (d)	42,334	155,463
Mediaset S.p.A. (a)	131,276	474,795
Openjobmetis S.p.A. agenzia per il lavoro	1,209	14,051
OVS S.p.A. (a) (d)	56,351	106,677
Piaggio & C S.p.A.	60,717	238,789
Pirelli & C S.p.A. (d)	101,331	589,976
Prima Industrie S.p.A. (a)	1,853	48,596
Prysmian S.p.A.	18,255	654,753
RAI Way S.p.A.	24,727	149,155
Reno de Medici S.p.A.	46,743	76,190
Reply S.p.A.	6,572	1,080,131
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	32,768
Sabaf S.p.A.	3,059	93,594
Safilo Group S.p.A. (a)	12,212	19,439
Saipem S.p.A. (d)	197,655	478,639
Saras S.p.A. (a)	169,450	141,984
Servizi Italia S.p.A.	1,701	4,503
Sesa S.p.A. (a)	2,065	345,365
Societa Cattolica Di Assicurazione SPA (a)	1,859	15,445
Sogefi S.p.A. (a)	24,822	40,336
SOL S.p.A.	11,001	222,382
Tamburi Investment Partners S.p.A.	38,251	375,687
Technogym S.p.A.	25,428	325,620
Tinexta S.p.A.	6,919	270,171
Tod’s S.p.A. (a) (d)	3,369	228,774
TXT e-solutions S.p.A.	2,997	27,654
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (d)	3,192	92,591
Unipol Gruppo Finanziario S.p.A.	133,549	726,498
UnipolSai Assicurazioni S.p.A.	33,327	96,904
Webuild S.p.A. (d)	70,140	186,669
Zignago Vetro S.p.A.	6,769	135,064

		24,132,190

Japan—20.7%
77 Bank, Ltd. (The)	17,700	193,369
A&A Material Corp.	1,200	11,077
A&D Co., Ltd.	6,000	54,095
Abist Co., Ltd. (d)	600	15,936
Access Co., Ltd. (a)	1,500	12,257
Achilles Corp.	4,800	58,878
Ad-sol Nissin Corp. (d)	1,900	39,964
Adastria Co., Ltd.	8,040	147,563
ADEKA Corp.	26,900	502,368
Advan Co., Ltd.	6,700	56,376
Advance Create Co., Ltd.	1,600	13,605
Advanex, Inc.	900	11,225
Advantage Risk Management Co., Ltd.	1,300	13,127
Adventure, Inc. (a)	600	41,336
Aeon Delight Co., Ltd.	6,200	194,202
Aeon Fantasy Co., Ltd.	2,400	48,245

Japan—(Continued)
AEON Financial Service Co., Ltd.	7,200	84,540
Aeon Hokkaido Corp.	4,800	48,939
Aeria, Inc. (a)	2,200	9,838
AFC-HD AMS Life Science Co., Ltd.	1,900	17,200
Ahresty Corp.	9,200	40,477
Ai Holdings Corp. (d)	10,200	200,973
Aica Kogyo Co., Ltd.	2,100	73,788
Aichi Bank, Ltd. (The)	2,600	65,002
Aichi Corp.	10,800	79,136
Aichi Steel Corp.	3,200	87,815
Aichi Tokei Denki Co., Ltd.	1,000	38,703
Aida Engineering, Ltd.	16,900	150,395
Aiful Corp.	106,300	366,369
Ain Holdings, Inc.	4,400	274,396
Aiphone Co., Ltd.	3,800	70,065
Airport Facilities Co., Ltd. (d)	7,500	39,820
Aisan Industry Co., Ltd.	10,400	82,441
Aizawa Securities Co., Ltd.	11,000	95,717
Ajis Co., Ltd.	500	16,269
Akatsuki Corp.	8,100	26,461
Akatsuki, Inc.	1,500	48,014
Akebono Brake Industry Co., Ltd. (a)	17,400	27,086
Akita Bank, Ltd. (The)	4,100	51,511
Albis Co., Ltd. (d)	1,600	33,697
Alconix Corp.	6,400	84,366
Alinco, Inc.	4,600	42,532
Alleanza Holdings Co., Ltd.	1,400	15,786
Alpen Co., Ltd. (d)	4,800	127,556
Alpha Corp. (d)	2,200	22,790
Alpha Systems, Inc.	140	4,514
Alps Alpine Co., Ltd.	3,600	37,808
Alps Logistics Co., Ltd.	6,000	52,942
Altech Corp. (d)	4,520	78,907
Amano Corp.	14,400	362,951
Amiyaki Tei Co., Ltd.	1,100	28,870
Amuse, Inc.	2,800	59,218
Anabuki Kosan, Inc. (d)	800	14,177
Anest Iwata Corp.	10,400	94,688
Anicom Holdings, Inc.	5,100	40,828
AOI Electronics Co., Ltd.	1,100	22,410
AOI TYO Holdings, Inc. (d)	6,428	51,944
AOKI Holdings, Inc.	12,500	74,901
Aomori Bank, Ltd. (The)	6,100	112,697
Aoyama Trading Co., Ltd. (a)	14,500	100,843
Aoyama Zaisan Networks Co., Ltd.	1,400	20,134
Aozora Bank, Ltd. (d)	8,000	178,314
Apaman Co., Ltd.	2,100	10,812
Arakawa Chemical Industries, Ltd.	4,600	49,338
Arata Corp. (d)	4,200	162,899
Arcland Sakamoto Co., Ltd.	800	10,921
Arcland Service Holdings Co., Ltd. (d)	4,000	79,045
Arcs Co., Ltd.	13,364	290,557
Arealink Co., Ltd.	3,100	37,217
Argo Graphics, Inc.	4,800	144,139
Arisawa Manufacturing Co., Ltd.	10,600	85,462
ARTERIA Networks Corp.	1,900	30,878
Artiza Networks, Inc.	1,800	24,019
Artnature, Inc.	5,000	30,191

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Aruhi Corp.	1,500	$19,248
Asahi Broadcasting Corp.	2,400	15,185
Asahi Co., Ltd. (d)	4,500	58,034
Asahi Diamond Industrial Co., Ltd.	17,700	81,916
Asahi Holdings, Inc.	19,200	391,445
Asahi Kogyosha Co., Ltd.	1,200	33,749
Asahi Net, Inc.	5,000	31,047
Asahi Printing Co., Ltd.	400	3,299
ASAHI YUKIZAI Corp.	5,000	60,201
Asahipen Corp.	400	6,711
Asante, Inc.	2,300	36,217
Asanuma Corp.	2,400	97,408
Asax Co., Ltd.	5,400	33,114
Ashimori Industry Co., Ltd. (a)	1,600	15,800
Asia Pile Holdings Corp.	3,800	16,061
ASKA Pharmaceutical Holdings Co., Ltd.	7,500	66,516
ASKUL Corp.	2,700	42,083
Astena Holdings Co., Ltd.	9,000	51,544
Ateam, Inc.	2,900	39,587
Atom Corp. (a) (d)	25,900	180,808
Atrae, Inc. (a)	1,400	27,242
Atsugi Co., Ltd. (a)	6,100	34,203
Aucnet, Inc.	2,700	35,594
Autobacs Seven Co., Ltd.	20,400	271,343
Avant Corp. (d)	5,800	85,901
Avantia Co., Ltd.	3,000	24,380
Avex, Inc.	12,000	177,219
Awa Bank, Ltd. (The)	10,300	185,816
Axell Corp.	3,800	30,975
Axial Retailing, Inc.	5,100	172,106
Axyz Co., Ltd.	500	14,998
Azia Co., Ltd.	1,500	28,060
Bando Chemical Industries, Ltd.	12,000	96,313
Bank of Iwate, Ltd. (The)	5,400	82,477
Bank of Kochi, Ltd. (The)	1,600	12,214
Bank of Nagoya, Ltd. (The)	4,200	93,545
Bank of Okinawa, Ltd. (The)	7,360	163,728
Bank of Saga, Ltd. (The)	5,100	62,932
Bank of the Ryukyus, Ltd. (d)	15,800	101,882
Baroque Japan, Ltd.	3,100	22,513
Belc Co., Ltd.	2,800	135,068
Bell System24 Holdings, Inc.	8,200	128,974
Belluna Co., Ltd.	16,800	147,683
Benesse Holdings, Inc.	10,900	271,014
BeNEXT Group, Inc. (d)	14,253	163,531
Bengo4.com, Inc. (a)	600	52,519
Bic Camera, Inc.	11,600	116,809
Biofermin Pharmaceutical Co., Ltd.	1,100	29,454
BML, Inc.	7,200	244,728
Bookoff Group Holdings, Ltd.	3,500	30,271
Bourbon Corp.	600	12,283
BP Castrol KK	2,600	31,220
Br Holdings Corp. (d)	7,400	31,630
BrainPad, Inc. (a)	1,100	48,502
Broadleaf Co., Ltd. (d)	24,600	114,443
Bull-Dog Sauce Co., Ltd.	1,200	24,936
Bunka Shutter Co., Ltd. (d)	19,000	189,449

Japan—(Continued)
Business Brain Showa-Ota, Inc.	2,600	41,486
C Uyemura & Co., Ltd.	4,800	204,852
C.I. Takiron Corp.	16,300	85,658
CAC Holdings Corp. (d)	4,400	54,837
Can Do Co., Ltd. (d)	2,900	51,063
Canare Electric Co., Ltd.	800	12,647
Canon Electronics, Inc. (d)	6,000	92,653
Carlit Holdings Co., Ltd.	7,300	47,490
Casa, Inc.	1,000	9,000
Cawachi, Ltd.	4,000	81,047
Central Automotive Products, Ltd.	3,000	95,608
Central Glass Co., Ltd.	10,900	208,375
Central Security Patrols Co., Ltd.	2,300	64,094
Central Sports Co., Ltd.	2,400	52,419
Ceres, Inc.	1,100	33,835
Charm Care Corp.	3,200	35,011
Chiba Kogyo Bank, Ltd. (The)	16,000	37,492
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	42,395
Chino Corp. (d)	2,700	36,884
Chiyoda Co., Ltd.	5,800	46,193
Chiyoda Corp. (a)	100	397
Chiyoda Integre Co., Ltd.	3,900	62,485
Chodai Co., Ltd.	1,400	24,114
Chofu Seisakusho Co., Ltd.	5,700	102,596
Chori Co., Ltd. (d)	4,300	66,451
Chubu Shiryo Co., Ltd.	5,700	57,946
Chudenko Corp.	8,200	168,323
Chuetsu Pulp & Paper Co., Ltd. (a)	1,900	21,887
Chugai Ro Co., Ltd.	1,400	25,285
Chugoku Bank, Ltd. (The)	36,700	277,849
Chugoku Marine Paints, Ltd.	13,000	100,432
Chukyo Bank, Ltd. (The)	3,900	49,838
Chuo Gyorui Co., Ltd.	200	5,372
Chuo Spring Co., Ltd.	4,300	51,547
Citizen Watch Co., Ltd.	83,700	308,745
CKD Corp.	2,800	59,014
Cleanup Corp.	7,300	35,408
CMIC Holdings Co., Ltd. (d)	3,900	55,316
CMK Corp. (a)	15,500	60,115
Cocokara fine, Inc. (d)	5,100	380,935
Colowide Co., Ltd.	1,300	23,123
Como Co., Ltd.	400	9,361
Computer Engineering & Consulting, Ltd.	8,200	116,952
Computer Institute of Japan, Ltd. (d)	2,000	14,903
Comture Corp.	5,400	115,286
CONEXIO Corp.	4,600	62,096
Core Corp.	2,500	32,376
Corona Corp.	4,400	36,432
Cosel Co., Ltd.	8,100	76,604
Cosmo Energy Holdings Co., Ltd.	18,100	415,237
Cosmos Initia Co., Ltd.	3,500	15,118
Cota Co., Ltd.	4,525	58,723
Create Medic Co., Ltd.	1,800	16,214
Create Restaurants Holdings, Inc. (a) (d)	24,800	203,509
Create SD Holdings Co., Ltd.	2,500	74,244
Credit Saison Co., Ltd.	6,400	77,648
Creek & River Co., Ltd.	3,900	54,112

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Cresco, Ltd.	4,000	$68,606
CTI Engineering Co., Ltd. (d)	3,900	79,666
CTS Co., Ltd.	7,700	58,757
Cube System, Inc. (d)	2,500	23,547
Curves Holdings Co., Ltd.	1,800	14,853
Cyber Com Co., Ltd.	1,100	14,920
Cybozu, Inc. (d)	5,300	112,120
Dai Nippon Toryo Co., Ltd.	7,800	59,018
Dai-Dan Co., Ltd. (d)	4,600	105,650
Daibiru Corp.	16,100	203,079
Daicel Corp.	10,600	87,176
Daido Kogyo Co., Ltd.	2,000	21,575
Daido Metal Co., Ltd.	13,400	72,101
Daido Steel Co., Ltd.	7,600	374,896
Daidoh, Ltd. (a)	10,800	17,213
Daihatsu Diesel Manufacturing Co., Ltd.	6,700	27,845
Daihen Corp.	5,600	233,050
Daiho Corp.	5,000	181,206
Daiichi Jitsugyo Co., Ltd.	2,800	107,978
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	83,852
Daiichikosho Co., Ltd.	5,200	199,579
Daiken Corp.	4,100	77,006
Daiken Medical Co., Ltd.	4,400	21,977
Daiki Aluminium Industry Co., Ltd.	9,000	90,930
Daiki Axis Co., Ltd.	1,300	10,050
Daiko Denshi Tsushin, Ltd.	1,300	6,320
Daikoku Denki Co., Ltd.	2,700	22,086
Daikokutenbussan Co., Ltd. (d)	1,300	94,063
Daikyonishikawa Corp.	11,600	72,025
Dainichi Co., Ltd.	4,100	29,262
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	82,495
Daiohs Corp. (a)	900	8,443
Daiseki Co., Ltd.	10,700	480,460
Daishi Hokuetsu Financial Group, Inc.	10,300	223,663
Daishinku Corp. (d)	2,600	95,677
Daisue Construction Co., Ltd. (d)	2,300	20,416
Daito Bank, Ltd. (The)	5,200	28,506
Daito Pharmaceutical Co., Ltd.	3,960	120,097
Daitron Co., Ltd.	2,400	43,283
Daiwa Industries, Ltd. (d)	11,000	102,250
Daiwabo Holdings Co., Ltd.	26,000	446,128
DCM Holdings Co., Ltd.	33,100	315,163
Dear Life Co., Ltd. (d)	7,500	30,778
Delica Foods Holdings Co., Ltd.	600	3,505
DeNA Co., Ltd.	6,700	142,350
Densan System Co., Ltd. (a) (b) (c) (d)	1,700	46,305
Denyo Co., Ltd.	4,800	84,144
Dexerials Corp.	15,300	322,673
Digital Arts, Inc. (d)	2,900	220,707
Digital Garage, Inc.	6,200	278,879
Digital Information Technologies Corp.	1,300	22,811
Dip Corp.	6,500	201,048
DKK Co., Ltd.	3,300	65,807
DKS Co., Ltd.	2,800	81,632
DMG Mori Co., Ltd. (d)	28,400	509,456
DMW Corp.	700	23,711
Doshisha Co., Ltd.	7,400	115,145

Japan—(Continued)
Double Standard, Inc. (d)	700	35,461
Doutor Nichires Holdings Co., Ltd.	7,600	116,904
Dowa Holdings Co., Ltd.	7,700	302,190
Drecom Co., Ltd. (a) (d)	2,700	15,937
DTS Corp.	11,700	278,479
Duskin Co., Ltd.	12,500	284,845
DyDo Group Holdings, Inc. (d)	3,200	143,700
Dynic Corp. (d)	3,200	22,180
E-Guardian, Inc.	2,400	61,171
Eagle Industry Co., Ltd.	7,800	78,625
Earth Corp.	2,600	150,969
EAT&Holdings Co., Ltd. (d)	1,400	24,254
Ebara Foods Industry, Inc.	700	16,443
Ebara Jitsugyo Co., Ltd. (d)	3,000	83,912
Ebase Co., Ltd.	4,800	36,759
eBook Initiative Japan Co., Ltd. (a)	900	28,892
Eco’s Co., Ltd.	1,400	24,771
EDION Corp.	22,500	219,699
Edulab, Inc.	300	14,991
EF-ON, Inc. (d)	6,100	54,785
eGuarantee, Inc.	8,200	173,455
Ehime Bank, Ltd. (The)	11,400	80,006
Eidai Co., Ltd.	10,000	27,018
Eiken Chemical Co., Ltd.	7,500	145,719
Eizo Corp. (d)	4,400	196,580
Elan Corp.	6,400	73,829
Elecom Co., Ltd.	5,300	99,151
Elematec Corp. (d)	6,800	79,885
EM Systems Co., Ltd. (d)	1,400	10,923
en-japan, Inc.	6,500	231,012
Endo Lighting Corp.	2,600	17,851
Enigmo, Inc.	6,400	81,773
Enplas Corp.	2,500	83,537
Enshu, Ltd.	2,300	17,518
Entrust, Inc.	1,500	9,462
EPS Holdings, Inc.	8,400	135,993
eRex Co., Ltd.	8,000	195,463
ES-Con Japan, Ltd.	2,500	17,211
Escrow Agent Japan, Inc.	5,100	11,703
Eslead Corp. (d)	2,700	38,514
ESPEC Corp.	6,500	130,955
Exedy Corp.	9,100	133,381
Extreme Co., Ltd.	700	6,696
F&M Co., Ltd.	1,600	20,125
F-Tech, Inc.	6,000	47,350
Faith, Inc.	2,680	18,088
FALCO HOLDINGS Co., Ltd.	3,100	46,760
FAN Communications, Inc.	11,700	41,694
FCC Co., Ltd.	10,500	152,886
FDK Corp. (a) (d)	3,600	38,123
Feed One Co., Ltd.	8,276	54,526
Ferrotec Holdings Corp.	10,400	320,026
FFRI Security, Inc. (a)	1,000	18,124
Fibergate, Inc.	1,800	24,930
FIDEA Holdings Co., Ltd.	62,510	67,926
Fields Corp.	6,000	26,079
FINDEX, Inc.	3,900	36,179

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
First Bank of Toyama, Ltd. (The)	10,700	$26,502
First Brothers Co., Ltd. (d)	900	8,169
First Juken Co., Ltd. (d)	1,600	17,223
First-corp, Inc.	1,600	11,259
Fixstars Corp.	2,700	21,063
FJ Next Co., Ltd.	3,800	34,717
Focus Systems Corp.	2,900	26,856
Forval Corp.	1,900	15,252
Foster Electric Co., Ltd. (d)	7,400	64,990
France Bed Holdings Co., Ltd.	9,300	76,411
Freebit Co., Ltd. (d)	2,100	14,912
Freund Corp.	2,400	17,821
FTGroup Co., Ltd.	1,500	17,838
Fudo Tetra Corp.	6,030	95,890
Fuji Co., Ltd.	6,700	117,934
Fuji Corp.	10,400	238,082
Fuji Corp., Ltd.	8,600	50,001
Fuji Corp/Miyagi	1,200	13,887
Fuji Kyuko Co., Ltd.	2,000	95,735
Fuji Oil Co., Ltd.	21,100	50,313
Fuji Oil Holdings, Inc.	6,000	142,710
Fuji Pharma Co., Ltd.	4,600	47,561
Fuji Seal International, Inc.	12,100	252,741
Fuji Soft, Inc. (d)	4,900	245,750
Fujibo Holdings, Inc.	3,300	114,989
Fujicco Co., Ltd.	6,500	111,738
Fujikura Composites, Inc. (d)	5,800	25,208
Fujikura Kasei Co., Ltd.	9,500	44,455
Fujikura, Ltd. (a)	76,500	355,154
Fujimi, Inc.	2,000	91,138
Fujimori Kogyo Co., Ltd.	4,900	179,016
Fujisash Co., Ltd.	24,500	17,419
Fujishoji Co., Ltd.	1,300	10,521
Fujitec Co., Ltd.	9,600	212,836
Fujiya Co., Ltd.	3,300	63,383
FuKoKu Co., Ltd.	5,100	44,309
Fukuda Corp. (d)	2,100	91,103
Fukuda Denshi Co., Ltd.	1,200	97,224
Fukui Bank, Ltd. (The)	5,400	65,556
Fukui Computer Holdings, Inc.	2,700	102,043
Fukushima Bank, Ltd. (The) (a)	11,200	23,835
Fukushima Galilei Co., Ltd.	3,800	152,674
Fukuyama Transporting Co., Ltd.	3,200	118,553
FULLCAST Holdings Co., Ltd. (d)	5,400	112,329
Funai Soken Holdings, Inc. (d)	10,370	225,459
Furukawa Battery Co., Ltd. (The)	5,000	71,438
Furukawa Co., Ltd.	10,500	118,125
Furukawa Electric Co., Ltd.	20,900	520,371
Furuno Electric Co., Ltd.	8,400	75,885
Furusato Industries, Ltd.	3,700	64,401
Furuya Metal Co., Ltd.	400	26,267
Furyu Corp.	4,300	54,482
Fuso Chemical Co., Ltd.	4,600	169,689
Fuso Pharmaceutical Industries, Ltd.	2,600	53,069
Futaba Corp.	10,200	71,320
Futaba Industrial Co., Ltd.	19,600	92,236
Future Corp. (d)	5,600	101,457

Japan—(Continued)
Fuyo General Lease Co., Ltd.	5,100	321,184
G-7 Holdings, Inc.	2,900	88,216
G-Tekt Corp.	7,700	107,314
GA Technologies Co., Ltd. (a) (d)	1,200	23,947
Gakken Holdings Co., Ltd. (d)	6,400	77,750
Gakkyusha Co., Ltd.	2,800	34,523
Gakujo Co., Ltd.	900	10,982
GCA Corp.	5,800	50,738
Gecoss Corp.	4,600	36,292
Genki Sushi Co., Ltd. (d)	1,600	36,228
Genky DrugStores Co., Ltd. (d)	2,400	83,800
Geo Holdings Corp.	8,100	89,663
Giken, Ltd.	1,000	40,764
GL Sciences, Inc.	1,300	29,429
GLOBERIDE, Inc.	2,600	104,913
Glory, Ltd.	13,000	268,736
GMO Click Holdings, Inc. (d)	8,000	62,914
GMO Cloud K.K.	1,000	42,286
GMO Pepabo, Inc. (d)	700	30,440
GNI Group, Ltd. (a) (d)	6,000	113,267
Godo Steel, Ltd.	3,500	52,091
Goldcrest Co., Ltd.	6,230	93,169
Golf Digest Online, Inc.	900	13,017
Good Com Asset Co., Ltd.	1,600	20,054
Grace Technology, Inc.	5,400	78,301
Grandy House Corp.	3,600	13,930
Gree, Inc. (d)	31,100	164,311
GS Yuasa Corp.	13,300	339,252
GSI Creos Corp.	3,600	30,037
Gun-Ei Chemical Industry Co., Ltd.	1,800	39,788
GungHo Online Entertainment, Inc.	7,800	155,302
Gunma Bank, Ltd. (The)	84,300	264,880
Gunze, Ltd.	4,800	199,765
H-One Co., Ltd.	6,000	40,836
H2O Retailing Corp.	24,100	195,389
HABA Laboratories, Inc.	700	25,199
Hachijuni Bank, Ltd. (The)	58,700	189,102
Hagihara Industries, Inc.	4,000	51,191
Hagiwara Electric Holdings Co., Ltd.	1,200	25,832
Hakudo Co., Ltd.	2,400	48,298
Hakuto Co., Ltd.	4,900	66,354
Halows Co., Ltd.	1,100	27,183
Hamakyorex Co., Ltd.	5,600	160,752
Hamee Corp. (d)	1,800	24,828
Hanwa Co., Ltd.	10,000	288,800
Happinet Corp.	5,000	66,414
Hard Off Corp. Co., Ltd.	3,700	25,337
Harima Chemicals Group, Inc. (d)	4,300	34,776
Haruyama Holdings, Inc. (d)	5,400	32,467
Hazama Ando Corp.	54,490	399,850
Hearts United Group Co., Ltd. (d)	2,600	35,930
Heiwa Corp.	9,800	173,472
Heiwa Real Estate Co., Ltd.	11,900	448,626
Heiwado Co., Ltd.	8,700	173,648
Helios Techno Holding Co., Ltd.	2,900	8,952
HI-LEX Corp.	5,500	82,684
Hibiya Engineering, Ltd.	5,800	94,793

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Himaraya Co., Ltd. (d)	2,600	$24,770
Hioki EE Corp.	3,000	163,838
Hirakawa Hewtech Corp.	2,000	21,796
Hirano Tecseed Co., Ltd.	500	11,441
Hirogin Holdings, Inc.	64,700	339,781
Hirose Tusyo, Inc.	300	6,239
Hiroshima Gas Co., Ltd.	7,000	24,067
Hisaka Works, Ltd.	7,000	51,024
Hitachi Maxell, Ltd. (a)	15,300	170,978
Hitachi Zosen Corp. (d)	50,600	327,425
Hito Communications Holdings, Inc.	1,700	34,951
Hochiki Corp.	4,600	48,599
Hodogaya Chemical Co., Ltd.	1,800	64,023
Hogy Medical Co., Ltd. (d)	6,000	183,677
Hokkaido Electric Power Co., Inc.	53,500	241,259
Hokkaido Gas Co., Ltd. (d)	5,400	75,304
Hokkan Holdings, Ltd.	3,300	41,430
Hokko Chemical Industry Co., Ltd.	7,000	61,229
Hokkoku Bank, Ltd. (The)	7,200	143,382
Hokuetsu Corp.	29,900	155,222
Hokuetsu Industries Co., Ltd. (d)	7,000	71,017
Hokuhoku Financial Group, Inc.	37,300	271,411
Hokuriku Electric Industry Co., Ltd.	2,800	26,281
Hokuriku Electric Power Co. (d)	47,000	256,328
Hokuriku Electrical Construction Co., Ltd. (d)	3,000	33,535
Hokuriku Gas Co., Ltd.	1,000	28,188
Hokuto Corp.	7,100	122,630
Honda Tsushin Kogyo Co., Ltd.	6,100	28,656
Honeys Holdings Co., Ltd. (d)	6,930	63,362
Honma Golf, Ltd.	27,000	16,414
Hoosiers Holdings Co., Ltd. (d)	8,000	51,400
Hosiden Corp. (d)	16,400	146,824
Hosokawa Micron Corp.	2,200	117,790
Hotland Co., Ltd. (a) (d)	3,200	38,258
House Do Co., Ltd. (a) (d)	600	5,459
Howa Machinery, Ltd.	4,400	31,955
Hyakugo Bank, Ltd. (The)	68,600	188,895
Hyakujushi Bank, Ltd. (The)	5,800	76,102
I’rom Group Co., Ltd. (d)	2,700	48,884
I-Net Corp.	3,520	44,951
I-O Data Device, Inc.	1,800	16,684
I-PEX, Inc. (d)	3,100	68,589
IBJ, Inc.	4,900	49,772
Ichibanya Co., Ltd. (d)	3,800	174,068
Ichigo, Inc.	68,700	217,599
Ichiken Co., Ltd.	1,800	30,724
Ichikoh Industries, Ltd. (d)	9,000	58,663
Ichimasa Kamaboko Co., Ltd.	1,100	9,263
ICHINEN HOLDINGS Co., Ltd. (d)	7,400	81,089
Ichiyoshi Securities Co., Ltd.	12,600	65,198
Icom, Inc.	2,600	56,058
ID Holdings Corp. (d)	3,900	31,622
Idec Corp.	7,500	141,777
IDOM, Inc.	20,400	120,134
Ihara Science Corp.	1,800	29,649
Iino Kaiun Kaisha, Ltd.	23,200	91,460
IJTT Co., Ltd.	9,000	59,607

Japan—(Continued)
Ikegami Tsushinki Co., Ltd. (d)	2,600	19,678
Imagica Group, Inc. (a)	4,500	18,668
Imasen Electric Industrial	2,000	12,735
Imuraya Group Co., Ltd.	2,900	60,682
Inaba Denki Sangyo Co., Ltd.	15,300	356,051
Inaba Seisakusho Co., Ltd.	3,200	43,711
Inabata & Co., Ltd. (d)	13,000	200,169
Ines Corp.	7,300	90,965
Infocom Corp.	2,400	66,120
Infomart Corp.	14,300	116,583
Information Services International-Dentsu, Ltd.	4,400	181,320
Innotech Corp.	3,900	48,090
Insource Co., Ltd.	2,500	54,008
Intage Holdings, Inc. (d)	11,600	161,908
Intelligent Wave, Inc.	3,400	18,879
Inter Action Corp.	1,700	38,166
Internet Initiative Japan, Inc.	13,400	417,559
Inui Global Logistics Co., Ltd. (d)	4,155	48,903
IR Japan Holdings, Ltd.	1,200	151,195
Iriso Electronics Co., Ltd.	5,500	265,255
Ise Chemicals Corp.	1,000	31,485
Iseki & Co., Ltd. (a)	5,700	75,906
Ishihara Chemical Co., Ltd.	600	11,745
Ishihara Sangyo Kaisha, Ltd.	12,200	122,826
Ishii Iron Works Co., Ltd.	900	24,667
Ishizuka Glass Co., Ltd. (a)	500	8,742
Isolite Insulating Products Co., Ltd.	2,900	18,684
Itfor, Inc.	7,800	56,367
ITmedia, Inc.	1,100	19,885
Itochu Enex Co., Ltd.	17,400	154,912
Itochu-Shokuhin Co., Ltd.	2,000	95,499
Itoham Yonekyu Holdings, Inc.	29,500	189,820
Itoki Corp.	15,600	50,670
Itokuro, Inc. (a)	1,900	19,966
IwaiCosmo Holdings, Inc.	6,200	91,938
Iwaki Co., Ltd.	1,300	10,787
Iwasaki Electric Co., Ltd.	2,500	43,805
Iwatsuka Confectionery Co., Ltd.	1,000	35,587
Iyo Bank, Ltd. (The)	61,000	299,176
J Front Retailing Co., Ltd.	12,400	109,899
J Trust Co., Ltd. (a)	21,200	70,349
J-Oil Mills, Inc.	6,600	111,610
J-Stream, Inc. (d)	500	16,597
JAC Recruitment Co., Ltd.	3,900	62,496
Jaccs Co., Ltd.	6,100	142,705
JAFCO Group Co., Ltd.	9,300	578,321
Jalux, Inc. (a)	2,400	39,523
Jamco Corp. (a)	3,400	33,799
Janome Sewing Machine Co., Ltd. (d)	7,099	48,163
Japan Asia Investment Co., Ltd. (a)	4,900	12,242
Japan Asset Marketing Co., Ltd. (a)	29,300	29,535
Japan Aviation Electronics Industry, Ltd.	15,200	268,481
Japan Best Rescue System Co., Ltd.	4,700	36,078
Japan Cash Machine Co., Ltd. (a)	4,300	21,667
Japan Display, Inc. (a) (d)	81,900	28,010
Japan Electronic Materials Corp. (d)	2,400	41,941
Japan Elevator Service Holdings Co., Ltd.	9,300	216,039

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Foundation Engineering Co., Ltd.	7,900	$36,047
Japan Investment Adviser Co., Ltd. (d)	3,200	43,014
Japan Lifeline Co., Ltd.	15,500	188,422
Japan Material Co., Ltd.	12,900	156,794
Japan Medical Dynamic Marketing, Inc.	4,400	86,432
Japan Oil Transportation Co., Ltd.	700	16,267
Japan Petroleum Exploration Co., Ltd.	11,400	205,226
Japan Property Management Center Co., Ltd.	4,100	48,592
Japan Pulp & Paper Co., Ltd.	3,700	117,543
Japan Securities Finance Co., Ltd.	24,000	174,724
Japan Steel Works, Ltd. (The)	18,200	467,314
Japan Transcity Corp. (d)	12,000	57,986
Japan Wool Textile Co., Ltd. (The)	17,100	148,807
Jastec Co., Ltd.	4,300	50,212
JBCC Holdings, Inc.	5,300	69,593
JCU Corp.	5,700	183,608
Jeol, Ltd.	7,100	415,217
JFLA Holdings, Inc. (a)	3,100	10,723
JIG-SAW, Inc. (a)	900	75,679
Jimoto Holdings, Inc. (d)	6,790	39,170
JINS Holdings, Inc. (d)	3,200	245,046
JK Holdings Co., Ltd. (d)	5,600	39,809
JM Holdings Co., Ltd. (d)	2,000	39,669
JMS Co., Ltd. (d)	6,400	47,625
Joban Kosan Co., Ltd. (a)	1,700	22,130
Joshin Denki Co., Ltd. (d)	5,700	137,971
Joyful Honda Co., Ltd. (d)	4,900	59,706
JP-Holdings, Inc.	17,900	43,245
JSB Co., Ltd.	1,000	34,959
JSP Corp.	3,900	56,004
Juki Corp.	7,200	51,370
Juroku Bank, Ltd. (The)	9,700	170,445
JVC Kenwood Corp.	53,300	113,663
K&O Energy Group, Inc.	5,400	64,200
Kadokawa Corp.	3,808	154,650
Kadoya Sesame Mills, Inc.	800	28,983
Kaga Electronics Co., Ltd.	5,900	158,097
Kaken Pharmaceutical Co., Ltd.	4,400	188,485
Kakiyasu Honten Co., Ltd.	2,500	57,061
Kameda Seika Co., Ltd.	3,500	139,548
Kamei Corp. (d)	7,700	77,716
Kanaden Corp.	6,300	59,528
Kanagawa Chuo Kotsu Co., Ltd.	2,400	76,579
Kanamic Network Co., Ltd.	4,200	24,846
Kanamoto Co., Ltd.	9,900	227,889
Kandenko Co., Ltd.	19,900	155,173
Kaneka Corp.	6,400	257,118
Kaneko Seeds Co., Ltd.	1,300	17,331
Kanematsu Corp.	24,900	331,304
Kanematsu Electronics, Ltd.	3,100	100,156
Kanemi Co., Ltd.	100	2,723
Kansai Super Market, Ltd.	4,700	41,496
Kanto Denka Kogyo Co., Ltd.	15,000	133,989
Kasai Kogyo Co., Ltd. (a)	8,600	30,875
Katakura & Co-op Agri Corp.	1,600	17,471
Katakura Industries Co., Ltd.	7,800	104,436
Katitas Co., Ltd.	5,700	160,153

Japan—(Continued)
Kato Sangyo Co., Ltd.	7,100	216,274
Kato Works Co., Ltd.	3,800	33,580
Kawada Technologies, Inc.	1,500	47,442
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	55,536
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	18,904
Kawasaki Kisen Kaisha, Ltd. (a)	6,100	219,214
KeePer Technical Laboratory Co., Ltd. (d)	3,000	78,280
Keihanshin Building Co., Ltd.	10,600	129,920
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	28,678
Keiyo Bank, Ltd. (The)	33,200	121,603
Keiyo Co., Ltd.	10,600	74,887
Kenko Mayonnaise Co., Ltd.	4,100	58,670
KFC Holdings Japan, Ltd.	4,000	101,939
KH Neochem Co., Ltd. (d)	9,400	218,641
Ki-Star Real Estate Co., Ltd.	3,000	142,663
Kimoto Co., Ltd.	14,900	37,025
Kimura Chemical Plants Co., Ltd. (d)	3,300	24,589
Kinki Sharyo Co., Ltd. (The)	1,200	12,872
Kintetsu Department Store Co., Ltd. (a)	1,900	52,240
Kintetsu World Express, Inc.	11,200	236,171
Kissei Pharmaceutical Co., Ltd.	8,100	157,730
Kita-Nippon Bank, Ltd. (The)	2,900	43,212
Kitagawa Iron Works Co., Ltd.	3,100	47,674
Kitano Construction Corp.	1,400	29,295
Kitanotatsujin Corp.	7,600	33,804
Kito Corp.	5,900	88,765
Kitz Corp. (d)	19,100	129,766
Kiyo Bank, Ltd. (The)	18,700	241,219
KLab, Inc. (a)	10,600	66,331
Koa Corp.	8,400	130,973
Koatsu Gas Kogyo Co., Ltd.	11,100	65,102
Kobe Electric Railway Co., Ltd. (a)	1,400	43,497
Kobe Steel, Ltd.	58,100	372,421
Kobelco Eco-Solutions Co., Ltd.	1,200	30,937
Kohnan Shoji Co., Ltd.	7,600	261,289
Kohsoku Corp. (d)	4,000	53,048
Koike Sanso Kogyo Co., Ltd.	700	14,642
Kojima Co., Ltd.	7,800	53,307
Kokusai Pulp & Paper Co., Ltd.	3,700	8,558
Kokuyo Co., Ltd. (d)	21,700	338,821
KOMAIHALTEC, Inc.	1,800	28,508
Komatsu Seiren Co., Ltd.	10,200	82,790
Komatsu Wall Industry Co., Ltd.	2,700	47,787
KOMEDA Holdings Co., Ltd.	10,500	195,953
Komehyo Holdings Co., Ltd.	1,300	16,837
Komeri Co., Ltd.	11,000	259,156
Komori Corp.	14,100	103,146
Konaka Co., Ltd. (d)	7,300	22,926
Kondotec, Inc.	6,900	62,409
Konica Minolta, Inc.	34,600	191,152
Konishi Co., Ltd. (d)	9,900	143,799
Konoike Transport Co., Ltd.	6,900	75,257
Kosaido Co., Ltd. (a)	3,700	27,768
Kozo Keikaku Engineering, Inc.	1,200	30,489
Krosaki Harima Corp.	1,600	62,015
KRS Corp.	2,200	35,127
KU Holdings Co., Ltd.	8,000	70,124

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kumagai Gumi Co., Ltd.	11,000	$276,630
Kumiai Chemical Industry Co., Ltd. (d)	10,995	84,089
Kunimine Industries Co., Ltd.	1,200	12,700
Kurabo Industries, Ltd.	5,600	95,844
Kureha Corp.	4,700	271,568
Kurimoto, Ltd.	2,800	41,625
Kuriyama Holdings Corp.	2,300	15,076
Kusuri no. Aoki Holdings Co., Ltd.	2,800	204,119
KYB Corp.	6,400	216,472
Kyoden Co., Ltd. (d)	6,500	20,240
Kyodo Printing Co., Ltd.	2,600	62,011
Kyoei Steel, Ltd.	6,700	87,235
Kyokuto Boeki Kaisha, Ltd.	1,800	41,197
Kyokuto Kaihatsu Kogyo Co., Ltd.	9,800	139,072
Kyokuto Securities Co., Ltd.	7,600	55,465
Kyokuyo Co., Ltd. (d)	3,500	91,345
KYORIN Holdings, Inc.	12,800	207,981
Kyoritsu Printing Co., Ltd. (a)	6,800	8,506
Kyosan Electric Manufacturing Co., Ltd.	16,000	60,756
Kyowa Electronic Instruments Co., Ltd.	8,000	27,864
Kyowa Leather Cloth Co., Ltd.	3,300	21,480
Kyushu Financial Group, Inc.	55,200	194,136
LAC Co., Ltd.	5,900	55,381
Lacto Japan Co., Ltd. (d)	1,400	35,253
LEC, Inc.	8,800	89,494
LIFULL Co., Ltd.	17,000	54,160
Like Co., Ltd. (d)	2,100	38,922
Linical Co., Ltd.	2,600	19,638
Link And Motivation, Inc.	8,900	62,625
Lintec Corp.	10,500	227,278
LITALICO, Inc.	2,000	103,190
Look Holdings, Inc.	2,200	29,657
M&A Capital Partners Co., Ltd. (a)	3,600	175,708
m-up Holdings, Inc.	900	28,123
Macnica Fuji Electronics Holdings, Inc.	14,550	349,666
Macromill, Inc.	13,700	105,021
Maeda Corp. (d)	40,500	350,975
Maeda Kosen Co., Ltd.	5,100	160,173
Maeda Road Construction Co., Ltd.	11,700	229,750
Maezawa Kasei Industries Co., Ltd. (d)	4,300	47,268
Maezawa Kyuso Industries Co., Ltd.	5,800	53,764
Makino Milling Machine Co., Ltd.	7,000	282,132
Mamiya-Op Co., Ltd.	1,900	11,470
Mandom Corp.	6,400	118,674
Mani, Inc. (d)	4,100	93,922
MarkLines Co., Ltd. (d)	3,000	79,169
Mars Engineering Corp.	3,600	52,714
Marubun Corp.	6,100	34,576
Marudai Food Co., Ltd.	6,700	102,208
Marufuji Sheet Piling Co., Ltd.	1,300	24,643
Maruha Nichiro Corp.	12,000	254,958
Maruka Corp.	1,700	37,843
Marumae Co., Ltd.	2,500	55,645
Marusan Securities Co., Ltd.	19,700	107,073
Maruwa Co., Ltd.	2,600	261,985
Maruwa Unyu Kikan Co., Ltd.	1,300	18,470
Maruyama Manufacturing Co., Inc.	1,500	23,529

Japan—(Continued)
Maruzen CHI Holdings Co., Ltd. (d)	11,900	43,378
Maruzen Co. Ltd/Taito ward	900	17,775
Maruzen Showa Unyu Co., Ltd.	3,600	107,755
Marvelous, Inc.	9,500	67,575
Matching Service Japan Co., Ltd. (d)	1,200	12,990
Matsuda Sangyo Co., Ltd. (d)	5,000	96,593
Matsui Construction Co., Ltd. (d)	6,400	42,424
Matsui Securities Co., Ltd.	16,400	119,538
Matsuya Foods Co., Ltd. (d)	2,500	79,312
Max Co., Ltd.	8,400	137,725
Maxvalu Tokai Co., Ltd.	3,500	78,138
MCJ Co., Ltd.	17,300	192,783
MEC Co., Ltd.	4,200	121,995
Media Do Co., Ltd.	1,700	69,673
Medical Data Vision Co., Ltd. (d)	5,700	112,927
Medical System Network Co., Ltd.	5,300	35,294
Medius Holdings Co., Ltd. (d)	1,800	16,425
MedPeer, Inc. (a)	300	11,902
Megachips Corp.	4,800	137,556
Megmilk Snow Brand Co., Ltd.	14,000	266,353
Meidensha Corp.	10,100	200,871
Meiji Electric Industries Co., Ltd.	1,000	12,954
Meiji Shipping Co., Ltd. (d)	8,500	40,168
Meiko Electronics Co., Ltd.	6,300	184,835
Meiko Network Japan Co., Ltd. (d)	7,200	37,586
Meisei Industrial Co., Ltd.	11,600	76,410
Meitec Corp.	6,300	340,704
Meito Sangyo Co., Ltd.	3,000	42,174
Meiwa Corp. (d)	8,100	34,553
Meiwa Estate Co., Ltd.	5,200	28,688
Melco Holdings, Inc.	1,500	71,541
Members Co., Ltd.	1,800	55,041
Menicon Co., Ltd.	3,000	210,565
Mercuria Investment Co., Ltd. (a) (b) (c) (d)	2,100	14,706
METAWATER Co., Ltd.	3,600	68,210
Michinoku Bank, Ltd. (The)	5,700	47,681
Mie Kotsu Group Holdings, Inc.	8,600	36,146
Mikuni Corp.	7,300	20,166
Milbon Co., Ltd.	6,720	379,768
MIMAKI ENGINEERING Co., Ltd.	4,400	31,436
Mimasu Semiconductor Industry Co., Ltd.	4,400	108,036
Ministop Co., Ltd.	5,400	68,694
Miraca Holdings, Inc.	14,400	370,328
Miraial Co., Ltd.	2,900	34,496
Mirait Holdings Corp.	24,080	427,069
Miroku Jyoho Service Co., Ltd.	5,500	78,984
Mitani Corp.	6,600	412,667
Mitani Sekisan Co., Ltd.	2,100	79,668
Mito Securities Co., Ltd. (d)	19,600	51,849
Mitsuba Corp. (a)	12,300	90,652
Mitsubishi Kakoki Kaisha, Ltd.	800	18,717
Mitsubishi Logisnext Co., Ltd.	8,400	76,936
Mitsubishi Paper Mills, Ltd. (a)	8,800	28,586
Mitsubishi Pencil Co., Ltd. (d)	7,200	93,059
Mitsubishi Research Institute, Inc.	2,000	71,033
Mitsubishi Shokuhin Co., Ltd.	4,800	121,330
Mitsubishi Steel Manufacturing Co., Ltd. (a)	4,400	35,007

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mitsuboshi Belting, Ltd.	6,700	$105,506
Mitsui DM Sugar Holdings Co., Ltd.	6,100	102,498
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	24,900	116,246
Mitsui High-Tec, Inc.	5,700	327,370
Mitsui Matsushima Co., Ltd.	5,200	46,701
Mitsui Mining & Smelting Co., Ltd. (d)	17,000	471,020
Mitsui-Soko Holdings Co., Ltd.	6,100	138,677
Mitsumura Printing Co., Ltd.	500	7,451
Mitsuuroko Group Holdings Co., Ltd.	10,100	107,339
Mixi, Inc.	11,700	308,487
Miyaji Engineering Group, Inc.	1,800	37,096
Miyazaki Bank, Ltd. (The)	5,400	96,603
Miyoshi Oil & Fat Co., Ltd.	2,800	31,741
Mizuho Leasing Co., Ltd.	8,700	293,214
Mizuho Medy Co., Ltd.	500	10,919
Mizuno Corp.	5,800	123,278
Mochida Pharmaceutical Co., Ltd.	700	22,929
Modec, Inc.	6,100	112,945
Monex Group, Inc.	45,500	306,116
Money Partners Group Co., Ltd. (d)	7,100	14,578
Monogatari Corp. (The) (d)	2,600	175,007
MORESCO Corp. (d)	2,500	24,479
Morinaga & Co., Ltd.	4,700	150,162
Morinaga Milk Industry Co., Ltd.	4,000	208,520
Moriroku Holdings Co., Ltd.	800	15,759
Morita Holdings Corp.	11,200	160,920
Morito Co., Ltd.	3,400	18,543
Morozoff, Ltd.	900	43,406
Mory Industries, Inc.	1,600	34,086
Moshi Moshi Hotline, Inc. (d)	11,500	140,433
Mr. Max Holdings, Ltd. (d)	10,500	61,796
MRK Holdings, Inc.	15,600	20,925
MTI, Ltd. (d)	6,800	41,363
Mugen Estate Co., Ltd.	3,300	14,848
Murakami Corp.	2,500	71,227
Musashi Seimitsu Industry Co., Ltd.	13,400	298,276
Musashino Bank, Ltd. (The)	9,500	142,765
Mutoh Holdings Co., Ltd.	900	12,790
NAC Co., Ltd.	3,600	29,516
Nachi-Fujikoshi Corp.	4,200	147,806
Nafco Co., Ltd.	2,600	46,954
Nagaileben Co., Ltd.	300	7,222
Nagano Bank, Ltd. (The)	3,500	35,846
Nagano Keiki Co., Ltd.	4,200	41,195
Nagase & Co., Ltd.	30,600	456,522
Nagatanien Holdings Co., Ltd.	4,000	76,894
Nagawa Co., Ltd.	2,000	154,786
Naigai Trans Line, Ltd.	2,100	37,540
Nakabayashi Co., Ltd.	5,500	29,753
Nakamuraya Co., Ltd. (d)	1,600	54,653
Nakanishi, Inc.	7,400	161,901
Nakano Corp.	4,000	15,083
Nakayama Steel Works, Ltd.	6,300	22,896
Nakayamafuku Co., Ltd.	2,000	8,208
Namura Shipbuilding Co., Ltd. (a)	18,956	31,042
Nanto Bank, Ltd. (The)	9,200	151,874
Narasaki Sangyo Co., Ltd.	800	15,061

Japan—(Continued)
Natori Co., Ltd.	2,600	44,132
NEC Capital Solutions, Ltd.	3,800	73,599
Neturen Co., Ltd.	9,800	49,421
New Art Holdings Co., Ltd.	1,235	15,165
New Japan Chemical Co., Ltd. (d)	9,900	24,320
Nextage Co., Ltd.	9,800	166,080
NF Holdings Corp. (d)	1,600	27,631
NHK Spring Co., Ltd.	49,600	405,314
Nice Corp.	2,300	42,430
Nichi-iko Pharmaceutical Co., Ltd.	14,900	119,394
Nichia Steel Works, Ltd. (d)	9,100	24,159
Nichias Corp. (d)	16,500	414,982
Nichiban Co., Ltd.	4,000	63,357
Nichicon Corp.	17,900	192,632
Nichiden Corp.	5,200	100,805
Nichiha Corp.	7,900	200,668
Nichimo Co., Ltd.	1,600	29,617
Nichireki Co., Ltd.	8,200	96,437
Nichirin Co., Ltd.	1,400	20,457
Nihon Chouzai Co., Ltd.	3,320	46,703
Nihon Flush Co., Ltd.	6,000	67,597
Nihon House Holdings Co., Ltd.	15,000	53,863
Nihon Kagaku Sangyo Co., Ltd.	3,000	34,842
Nihon Nohyaku Co., Ltd.	14,000	63,424
Nihon Parkerizing Co., Ltd.	24,500	244,473
Nihon Plast Co., Ltd.	4,500	29,189
Nihon Tokushu Toryo Co., Ltd. (d)	2,900	28,445
Nihon Yamamura Glass Co., Ltd.	3,800	31,203
Nikkato Corp.	1,700	10,843
Nikkiso Co., Ltd. (d)	16,800	168,847
Nikko Co., Ltd.	9,000	56,369
Nikkon Holdings Co., Ltd.	17,700	383,794
Nippn Corp.	14,300	201,921
Nippon Air Conditioning Services Co., Ltd.	9,600	61,772
Nippon Aqua Co., Ltd.	3,000	14,964
Nippon Beet Sugar Manufacturing Co., Ltd.	3,800	57,629
Nippon Carbide Industries Co., Inc.	2,300	26,617
Nippon Carbon Co., Ltd. (d)	3,000	113,105
Nippon Chemi-Con Corp. (a)	5,900	141,705
Nippon Chemical Industrial Co., Ltd.	2,400	65,335
Nippon Chemiphar Co., Ltd.	800	16,816
Nippon Coke & Engineering Co., Ltd.	61,100	56,085
Nippon Commercial Development Co., Ltd. (d)	2,500	39,169
Nippon Computer Dynamics Co., Ltd.	1,700	10,505
Nippon Concept Corp.	1,500	25,223
Nippon Concrete Industries Co., Ltd.	14,000	40,958
Nippon Denko Co., Ltd. (d)	38,165	105,302
Nippon Densetsu Kogyo Co., Ltd. (d)	10,300	167,295
Nippon Dry-Chemical Co., Ltd.	1,000	15,883
Nippon Electric Glass Co., Ltd. (d)	15,600	366,339
Nippon Felt Co., Ltd.	8,600	34,688
Nippon Filcon Co., Ltd.	5,200	23,270
Nippon Fine Chemical Co., Ltd.	4,300	58,008
Nippon Gas Co., Ltd.	28,200	479,350
Nippon Hume Corp.	6,700	43,357
Nippon Kayaku Co., Ltd.	21,700	204,253
Nippon Kodoshi Corp. (d)	1,600	53,039

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nippon Koei Co., Ltd. (d)	4,200	$116,592
Nippon Light Metal Holdings Co., Ltd.	16,500	276,938
Nippon Paper Industries Co., Ltd. (d)	26,600	296,763
Nippon Parking Development Co., Ltd.	65,100	99,007
Nippon Pillar Packing Co., Ltd.	6,500	129,827
Nippon Piston Ring Co., Ltd. (d)	3,200	37,110
Nippon Rietec Co., Ltd. (d)	3,700	56,134
Nippon Road Co., Ltd. (The)	2,100	145,634
Nippon Seiki Co., Ltd.	15,000	160,549
Nippon Seisen Co., Ltd.	1,200	49,888
Nippon Sharyo, Ltd.	2,600	49,184
Nippon Signal Co., Ltd.	17,500	144,254
Nippon Soda Co., Ltd.	6,700	193,827
Nippon Steel Trading Corp.	4,596	180,720
Nippon Suisan Kaisha, Ltd.	80,800	384,638
Nippon Systemware Co., Ltd.	1,900	38,833
Nippon Thompson Co., Ltd.	15,700	85,622
Nippon Yakin Kogyo Co., Ltd.	4,100	84,047
Nipro Corp.	29,100	343,815
Nishi-Nippon Financial Holdings, Inc.	35,700	202,506
Nishi-Nippon Railroad Co., Ltd.	8,700	210,410
Nishikawa Rubber Co., Ltd.	1,200	15,454
Nishimatsu Construction Co., Ltd.	15,600	485,717
Nishimatsuya Chain Co., Ltd. (d)	12,500	169,580
Nishimoto Co., Ltd.	1,400	34,778
Nishio Rent All Co., Ltd.	6,000	167,334
Nissan Shatai Co., Ltd.	9,100	58,713
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	24,263
Nissei ASB Machine Co., Ltd.	2,300	102,112
Nissei Corp.	3,700	36,597
Nissei Plastic Industrial Co., Ltd. (d)	6,000	75,302
Nissha Co., Ltd. (d)	14,100	211,980
Nisshin Group Holdings Co., Ltd.	12,300	51,136
Nisshin Oillio Group, Ltd. (The)	7,400	204,455
Nisshinbo Holdings, Inc. (d)	39,820	343,590
Nissin Corp.	4,300	56,650
Nissin Electric Co., Ltd.	14,800	186,835
Nissin Sugar Co., Ltd.	2,400	36,783
Nissui Pharmaceutical Co., Ltd.	4,000	35,209
Nitta Corp.	6,800	158,710
Nitta Gelatin, Inc.	4,500	25,758
Nittan Valve Co., Ltd.	6,300	16,623
Nittetsu Mining Co., Ltd.	1,700	88,191
Nitto Boseki Co., Ltd.	1,100	33,924
Nitto Fuji Flour Milling Co., Ltd.	400	25,433
Nitto Kogyo Corp.	9,000	147,645
Nitto Kohki Co., Ltd.	4,100	66,456
Nitto Seiko Co., Ltd. (d)	8,900	45,250
Nittoc Construction Co., Ltd. (d)	7,450	50,621
NJS Co., Ltd.	2,200	41,114
Noevir Holdings Co., Ltd.	3,200	162,420
Nohmi Bosai, Ltd.	7,000	132,024
Nojima Corp.	9,000	222,382
Nomura Co., Ltd.	23,700	203,654
Noritake Co., Ltd.	2,800	106,319
Noritsu Koki Co., Ltd. (d)	5,200	111,258
Noritz Corp.	10,600	177,210

Japan—(Continued)
North Pacific Bank, Ltd.	74,900	158,538
NS Tool Co., Ltd.	4,800	63,233
NS United Kaiun Kaisha, Ltd.	3,300	71,903
NSD Co., Ltd.	18,540	309,654
NTN Corp. (a) (d)	124,600	325,025
OAK Capital Corp. (a)	15,500	16,741
Oat Agrio Co., Ltd.	200	2,621
Obara Group, Inc. (d)	3,800	130,272
Oenon Holdings, Inc.	12,300	41,068
Ogaki Kyoritsu Bank, Ltd. (The)	10,900	181,542
Ohara, Inc.	600	7,888
Ohashi Technica, Inc.	3,800	51,193
Ohba Co., Ltd.	4,600	32,870
Ohsho Food Service Corp.	3,600	181,435
OIE Sangyo Co., Ltd. (a)	800	8,898
Oiles Corp.	8,000	111,395
Oisix ra daichi, Inc. (a)	5,600	205,592
Oita Bank, Ltd. (The)	5,000	75,670
Okabe Co., Ltd.	12,500	72,445
Okada Aiyon Corp.	1,900	22,410
Okamoto Industries, Inc.	3,200	117,640
Okamoto Machine Tool Works, Ltd.	1,400	77,459
Okamura Corp.	17,500	236,169
Okasan Securities Group, Inc. (d)	39,200	146,722
Okaya Electric Industries Co., Ltd. (d)	5,800	20,671
Oki Electric Industry Co., Ltd.	25,700	235,400
Okinawa Cellular Telephone Co.	4,000	185,049
Okinawa Electric Power Co., Inc. (The)	14,827	184,298
OKUMA Corp.	7,800	381,062
Okumura Corp.	8,200	216,088
Okura Industrial Co., Ltd.	3,000	67,710
Okuwa Co., Ltd.	7,400	72,414
Olympic Group Corp. (d)	2,600	18,228
ONO Sokki Co., Ltd.	4,200	21,929
Onoken Co., Ltd.	4,300	49,107
Onward Holdings Co., Ltd.	31,800	96,145
Optex Group Co., Ltd. (d)	1,300	21,711
Optim Corp. (a)	1,700	34,765
Optorun Co., Ltd.	3,200	71,178
Organo Corp.	2,300	128,760
Orient Corp.	68,300	89,731
Oriental Shiraishi Corp. (a) (d)	39,400	98,619
Origin Co., Ltd.	3,400	42,415
Oro Co., Ltd.	2,100	74,690
Osaka Organic Chemical Industry, Ltd. (d)	4,100	162,440
Osaka Soda Co., Ltd.	5,000	109,294
Osaka Steel Co., Ltd. (d)	5,000	50,182
OSAKA Titanium Technologies Co., Ltd. (a) (d)	5,500	39,151
Osaki Electric Co., Ltd.	11,000	60,180
OSG Corp.	19,400	336,171
OUG Holdings, Inc.	700	17,925
Outsourcing, Inc.	32,100	583,090
Oyo Corp. (d)	6,400	71,842
Ozu Corp.	600	10,498
Pacific Industrial Co., Ltd.	13,700	147,543
Pacific Metals Co., Ltd.	5,100	78,084
Pack Corp. (The) (d)	4,600	111,848

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Pal Group Holdings Co., Ltd.	7,600	$118,035
PAPYLESS Co., Ltd.	700	10,781
Paraca, Inc.	300	4,342
Paramount Bed Holdings Co., Ltd.	12,000	213,705
Paris Miki Holdings, Inc. (d)	10,600	25,574
Pasona Group, Inc. (d)	6,200	120,492
PC Depot Corp. (d)	7,000	30,112
PCI Holdings, Inc.	1,800	19,485
Pegasus Sewing Machine Manufacturing Co., Ltd.	5,400	23,032
Penta-Ocean Construction Co., Ltd. (d)	49,400	343,299
Pickles Corp.	1,300	41,488
Pilot Corp. (d)	4,100	138,538
Piolax, Inc.	9,700	133,370
Plenus Co., Ltd.	1,300	23,810
Poletowin Pitcrew Holdings, Inc.	7,900	77,484
PR Times, Inc. (a)	700	22,982
Premium Group Co., Ltd.	1,400	44,160
Press Kogyo Co., Ltd.	29,900	93,361
Pressance Corp.	4,000	53,773
Prestige International, Inc.	27,100	171,409
Prima Meat Packers, Ltd.	7,500	202,807
Pro-Ship, Inc.	2,300	28,903
Pronexus, Inc.	5,100	46,955
Prored Partners Co., Ltd. (a) (d)	1,000	25,397
Proto Corp.	8,800	104,062
PS Mitsubishi Construction Co., Ltd. (d)	8,800	49,025
Punch Industry Co., Ltd. (a)	2,700	17,339
QB Net Holdings Co., Ltd. (a) (d)	700	11,464
Qol Co., Ltd.	7,400	103,213
Quick Co., Ltd.	4,000	41,792
Raccoon Co., Ltd. (d)	4,100	84,829
Raito Kogyo Co., Ltd.	13,400	218,236
Raiznext Corp.	11,000	114,228
Rasa Industries, Ltd.	2,600	44,004
Raysum Co., Ltd.	5,300	39,741
Renaissance, Inc.	3,400	37,413
Rengo Co., Ltd.	7,300	60,769
Resorttrust, Inc.	25,500	416,222
Restar Holdings Corp.	6,900	117,104
Retail Partners Co., Ltd. (d)	4,300	45,387
Rheon Automatic Machinery Co., Ltd.	5,000	64,875
Rhythm Co., Ltd.	2,500	17,850
Riberesute Corp. (d)	4,300	30,348
Ricoh Leasing Co., Ltd.	4,500	139,239
Ride On Express Holdings Co., Ltd. (d)	1,700	21,855
Right On Co., Ltd. (a)	5,900	36,802
Riken Corp.	2,500	57,476
Riken Keiki Co., Ltd.	4,600	109,890
Riken Technos Corp.	9,900	54,792
Riken Vitamin Co., Ltd. (d)	5,400	75,618
Rion Co., Ltd.	2,200	57,896
Riso Kagaku Corp.	7,158	114,401
Riso Kyoiku Co., Ltd. (d)	34,770	104,189
Rock Field Co., Ltd.	6,600	87,661
Rokko Butter Co., Ltd. (d)	3,600	50,560
Roland Corp.	600	30,397
Roland DG Corp.	3,600	86,361
Rorze Corp.	1,900	167,415

Japan—(Continued)
Rozetta Corp. (d)	1,400	24,225
RS Technologies Co., Ltd. (d)	1,500	88,247
Ryobi, Ltd.	6,200	86,604
Ryoden Corp.	4,500	65,806
Ryosan Co., Ltd.	7,000	127,940
S Foods, Inc.	4,500	133,215
S&B Foods, Inc.	1,500	61,971
S-Pool, Inc.	12,400	112,106
Sac’s Bar Holdings, Inc. (d)	6,850	38,407
Sagami Rubber Industries Co., Ltd.	1,800	16,784
Saibu Gas Holdings Co., Ltd.	8,000	175,230
Saison Information Systems Co., Ltd.	600	11,228
Saizeriya Co., Ltd.	9,200	220,644
Sakai Chemical Industry Co., Ltd.	4,700	78,243
Sakai Heavy Industries, Ltd.	1,400	31,246
Sakai Moving Service Co., Ltd.	2,800	145,050
Sakai Ovex Co., Ltd.	1,600	43,096
Sakata INX Corp.	13,000	118,022
Sakura Internet, Inc. (d)	4,400	24,764
Sala Corp.	15,800	82,471
SAMTY Co., Ltd.	10,000	191,765
San Holdings, Inc.	2,800	30,616
San ju San Financial Group, Inc.	7,870	95,608
San-A Co., Ltd.	5,700	216,465
San-Ai Oil Co., Ltd. (d)	20,000	231,419
San-In Godo Bank, Ltd. (The)	46,900	228,756
Sanei Architecture Planning Co., Ltd.	2,800	50,327
Sangetsu Corp.	12,600	175,524
Sanix, Inc. (a) (d)	7,800	26,813
Sanken Electric Co., Ltd. (a)	4,000	199,019
Sanki Engineering Co., Ltd.	13,000	164,372
Sanko Metal Industrial Co., Ltd.	1,000	21,429
Sankyo Co., Ltd.	8,900	227,471
Sankyo Frontier Co., Ltd.	1,000	37,272
Sankyo Seiko Co., Ltd.	13,400	65,486
Sankyo Tateyama, Inc.	8,200	63,129
Sanoh Industrial Co., Ltd. (d)	6,300	66,482
Sansan, Inc. (a)	1,100	96,960
Sansei Technologies, Inc.	800	6,036
Sansha Electric Manufacturing Co., Ltd.	2,700	28,566
Sanshin Electronics Co., Ltd. (d)	4,000	77,803
Sanyo Chemical Industries, Ltd.	3,700	180,176
Sanyo Denki Co., Ltd.	2,500	172,737
Sanyo Electric Railway Co., Ltd.	4,800	81,816
Sanyo Industries, Ltd.	1,300	21,658
Sanyo Shokai, Ltd. (a)	2,500	21,214
Sanyo Special Steel Co., Ltd. (a)	6,400	92,819
Sanyo Trading Co., Ltd.	5,300	62,096
Sapporo Holdings, Ltd. (d)	17,500	364,079
Sata Construction Co., Ltd.	2,600	11,536
Sato Holdings Corp.	8,100	198,551
Sato Shoji Corp.	4,100	41,520
Satori Electric Co., Ltd. (d)	5,500	40,338
Sawada Holdings Co., Ltd. (d)	10,300	92,432
Sawai Group Holdings Co., Ltd. (d)	6,300	280,771
Saxa Holdings, Inc.	2,400	29,267
SB Technology, Corp. (d)	2,400	66,193

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
SBI Insurance Group Co., Ltd. (a) (d)	1,400	$16,676
SBS Holdings, Inc. (d)	6,200	185,800
Scroll Corp. (d)	8,000	63,133
SEC Carbon, Ltd.	200	12,023
Secom Joshinetsu Co., Ltd.	945	54,055
Seed Co., Ltd.	1,700	12,344
Seika Corp.	3,300	47,596
Seikagaku Corp.	9,800	95,759
Seikitokyu Kogyo Co., Ltd. (d)	10,900	83,282
Seiko Holdings Corp.	8,800	175,559
Seiko PMC Corp.	3,500	28,788
Seiren Co., Ltd.	13,300	262,572
Sekisui Jushi Corp.	9,100	172,775
Sekisui Kasei Co., Ltd.	8,100	44,017
Senko Group Holdings Co., Ltd.	31,000	302,416
Senshu Electric Co., Ltd.	2,400	83,915
Senshu Ikeda Holdings, Inc.	72,800	104,145
Senshukai Co., Ltd. (d)	11,000	37,612
Septeni Holdings Co., Ltd.	7,000	30,801
Shibaura Electronics Co., Ltd.	2,800	138,519
Shibaura Machine Co., Ltd. (d)	7,200	158,909
Shibaura Mechatronics Corp.	900	66,125
Shibusawa Warehouse Co., Ltd. (The)	3,500	66,617
Shibuya Corp. (d)	4,400	123,156
Shiga Bank, Ltd. (The)	12,100	210,767
Shikibo, Ltd. (d)	4,700	39,930
Shikoku Bank, Ltd. (The)	12,000	75,046
Shikoku Chemicals Corp. (d)	10,900	128,479
Shikoku Electric Power Co., Inc.	40,900	277,361
Shima Seiki Manufacturing, Ltd.	8,700	148,662
Shimizu Bank, Ltd. (The)	3,400	45,035
Shimojima Co., Ltd. (d)	4,200	41,767
Shin Nippon Air Technologies Co., Ltd.	2,100	38,192
Shin Nippon Biomedical Laboratories, Ltd. (d)	5,300	39,064
Shin-Etsu Polymer Co., Ltd.	13,200	121,869
Shin-Keisei Electric Railway Co., Ltd.	2,400	46,010
Shinagawa Refractories Co., Ltd.	2,000	67,490
Shindengen Electric Manufacturing Co., Ltd. (a)	2,800	118,652
Shinki Bus Co., Ltd. (d)	900	26,591
Shinko Shoji Co., Ltd.	9,800	68,527
Shinmaywa Industries, Ltd.	16,400	141,532
Shinnihon Corp. (d)	8,300	63,009
Shinoken Group Co., Ltd.	7,100	77,891
Shinsho Corp.	1,400	30,537
Shinwa Co., Ltd.	3,900	76,794
Shinwa Co., Ltd.	2,200	13,840
Ship Healthcare Holdings, Inc.	600	13,948
Shizuki Electric Co., Inc.	8,000	46,958
Shizuoka Gas Co., Ltd. (d)	17,600	156,877
Shobunsha Holdings, Inc. (a)	1,700	7,499
Shoei Co., Ltd.	6,300	237,786
Shoei Foods Corp.	3,400	114,895
Shofu, Inc.	3,500	62,245
Showa Sangyo Co., Ltd.	5,700	153,110
SIGMAXYZ, Inc. (d)	3,600	76,708
Siix Corp.	9,600	122,736
Silver Life Co., Ltd. (a)	900	17,560

Japan—(Continued)
Sinanen Holdings Co., Ltd.	2,900	79,466
Sinfonia Technology Co., Ltd.	7,400	83,164
Sinko Industries, Ltd.	6,400	107,999
Sintokogio, Ltd.	13,500	99,746
SK-Electronics Co., Ltd.	2,700	25,041
SKY Perfect JSAT Holdings, Inc.	43,700	159,267
SMK Corp.	1,700	37,712
SMS Co., Ltd.	2,700	80,850
Snow Peak, Inc. (d)	2,200	66,505
SNT Corp.	15,600	34,972
Soda Nikka Co., Ltd.	7,000	34,738
Sodick Co., Ltd.	14,500	133,466
Soft99 Corp.	5,100	59,916
Softcreate Holdings Corp.	2,300	52,815
Software Service, Inc. (d)	1,100	103,030
Soiken Holdings, Inc. (d)	2,100	8,623
Solasto Corp.	12,800	161,202
SoldOut, Inc.	800	13,580
Soliton Systems KK (d)	2,500	37,076
Sotetsu Holdings, Inc. (d)	3,400	66,863
Sotoh Co., Ltd.	3,100	22,322
Space Co., Ltd. (d)	5,060	41,257
Space Value Holdings Co., Ltd. (a)	11,300	73,107
Sparx Group Co., Ltd.	29,200	67,256
SPK Corp.	3,400	40,700
Sprix, Ltd.	1,300	14,730
SRA Holdings	3,100	74,470
ST Corp.	4,100	63,834
St-Care Holding Corp.	2,300	21,913
St. Marc Holdings Co., Ltd.	5,100	72,985
Star Mica Holdings Co., Ltd.	3,000	32,417
Star Micronics Co., Ltd. (d)	9,200	140,166
Starts Corp., Inc.	8,700	222,564
Starzen Co., Ltd.	4,400	83,039
Stella Chemifa Corp.	3,600	93,350
Step Co., Ltd.	3,300	47,163
Strike Co., Ltd.	2,200	87,859
Studio Alice Co., Ltd.	2,900	64,436
Subaru Enterprise Co., Ltd.	100	7,128
Sugimoto & Co., Ltd.	3,000	60,748
Sumida Corp.	8,600	93,478
Suminoe Textile Co., Ltd.	2,300	42,250
Sumitomo Bakelite Co., Ltd.	11,300	499,587
Sumitomo Densetsu Co., Ltd.	5,400	111,089
Sumitomo Mitsui Construction Co., Ltd.	48,760	207,094
Sumitomo Osaka Cement Co., Ltd. (d)	9,900	269,039
Sumitomo Precision Products Co., Ltd. (a)	1,200	27,653
Sumitomo Riko Co., Ltd.	11,500	74,700
Sumitomo Seika Chemicals Co., Ltd.	2,700	87,469
Sumitomo Warehouse Co., Ltd. (The)	16,500	237,120
Sun Frontier Fudousan Co., Ltd.	10,100	95,062
Sun-Wa Technos Corp.	3,900	42,496
Suncall Corp.	8,300	34,211
Suruga Bank, Ltd.	39,500	117,719
Suzuki Co., Ltd.	1,400	12,305
SWCC Showa Holdings Co., Ltd.	7,600	120,194
System Information Co., Ltd.	2,800	23,700
System Research Co., Ltd.	1,200	24,232

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Systems Engineering Consultants Co., Ltd.	600	$14,261
Systena Corp.	12,300	234,012
Syuppin Co., Ltd. (d)	6,100	61,796
T Hasegawa Co., Ltd.	8,400	185,939
T RAD Co., Ltd. (a)	1,900	45,667
T&K Toka Co., Ltd.	7,200	54,885
T-Gaia Corp.	6,000	105,451
Tachi-S Co., Ltd.	10,300	137,749
Tachibana Eletech Co., Ltd.	5,640	73,041
Tachikawa Corp.	3,100	37,063
Tadano, Ltd.	31,400	327,686
Taihei Dengyo Kaisha, Ltd.	4,500	105,872
Taiheiyo Kouhatsu, Inc.	2,100	12,240
Taiho Kogyo Co., Ltd.	6,400	56,642
Taikisha, Ltd.	8,100	241,629
Taiko Bank, Ltd. (The) (d)	3,100	37,215
Taiko Pharmaceutical Co., Ltd. (d)	5,600	51,139
Taisei Lamick Co., Ltd.	2,200	53,328
Taiyo Holdings Co., Ltd.	4,900	231,735
Takachiho Koheki Co., Ltd.	400	4,177
Takamatsu Construction Group Co., Ltd.	5,400	98,262
Takamiya Co., Ltd.	5,200	23,833
Takano Co., Ltd. (d)	4,600	26,865
Takaoka Toko Co., Ltd.	4,365	53,302
Takara & Co., Ltd. (d)	1,300	19,971
Takara Holdings, Inc.	7,700	95,955
Takara Leben Co., Ltd.	28,600	86,478
Takara Standard Co., Ltd.	9,300	127,044
Takasago International Corp. (d)	4,200	102,089
Takasago Thermal Engineering Co., Ltd.	11,100	184,977
Takashima & Co., Ltd.	2,500	41,379
Takashimaya Co., Ltd.	38,500	418,474
Take And Give Needs Co., Ltd. (a)	4,010	35,639
Takeei Corp. (d)	8,200	115,916
Takemoto Yohki Co., Ltd.	1,200	11,222
Takeuchi Manufacturing Co., Ltd.	10,400	258,902
Takihyo Co., Ltd.	2,000	33,605
Takisawa Machine Tool Co., Ltd.	2,200	22,686
Takuma Co., Ltd.	15,700	236,570
Tama Home Co., Ltd.	4,800	99,122
Tamagawa Holdings Co., Ltd. (a)	1,100	13,719
Tamron Co., Ltd. (d)	6,000	131,395
Tamura Corp. (d)	26,000	195,766
Tanseisha Co., Ltd.	11,750	93,569
Tatsuta Electric Wire and Cable Co., Ltd.	14,200	70,618
Tayca Corp.	5,200	60,037
Tazmo Co., Ltd. (d)	900	13,985
TBK Co., Ltd.	8,000	29,951
TDC Soft, Inc. (d)	4,900	44,007
TeamSpirit, Inc. (a)	1,000	10,951
TechMatrix Corp.	9,800	161,956
TECHNO ASSOCIE Co., Ltd.	300	2,984
Techno Medica Co., Ltd.	2,400	34,573
Techno Ryowa, Ltd.	4,800	39,199
Teikoku Electric Manufacturing Co., Ltd.	6,000	68,627
Teikoku Sen-I Co., Ltd.	4,900	92,236
Teikoku Tsushin Kogyo Co., Ltd.	3,000	30,310

Japan—(Continued)
Tekken Corp.	2,700	44,758
Temairazu, Inc.	700	41,290
Tenma Corp.	5,700	131,632
Teraoka Seisakusho Co., Ltd.	200	668
Terilogy Co., Ltd.	1,600	7,491
Tigers Polymer Corp.	2,200	9,089
TKC Corp.	7,400	224,077
Toa Corp.	9,600	77,058
Toa Corp. (d)	5,200	115,200
Toa Oil Co., Ltd.	2,300	55,870
TOA ROAD Corp.	1,400	58,031
Toabo Corp.	3,400	13,923
Toagosei Co., Ltd. (d)	30,800	312,866
Tobishima Corp.	5,560	52,590
TOC Co., Ltd.	14,300	87,752
Tocalo Co., Ltd.	17,400	219,629
Tochigi Bank, Ltd. (The)	38,200	59,064
Toda Corp.	8,600	59,192
Toda Kogyo Corp. (a)	1,100	25,360
Toell Co., Ltd.	3,100	22,550
Toenec Corp.	2,400	77,855
Toho Bank, Ltd. (The)	57,800	106,654
Toho Co., Ltd. (a)	2,700	38,784
Toho Holdings Co., Ltd.	13,700	219,379
Toho Titanium Co., Ltd.	11,300	105,022
Toho Zinc Co., Ltd.	5,000	84,537
Tohoku Bank, Ltd. (The)	4,700	42,718
Tohokushinsha Film Corp.	4,800	28,821
Tokai Corp.	7,400	161,374
TOKAI Holdings Corp.	24,700	201,170
Tokai Lease Co., Ltd.	1,600	22,161
Tokai Rika Co., Ltd.	15,500	248,393
Tokai Tokyo Financial Holdings, Inc.	64,500	228,109
Token Corp.	2,460	224,711
Tokushu Tokai Paper Co., Ltd.	3,000	115,827
Tokuyama Corp.	19,200	390,756
Tokyo Base Co., Ltd. (a)	2,200	13,959
Tokyo Electron Device, Ltd. (d)	2,400	118,098
Tokyo Energy & Systems, Inc.	8,000	68,966
Tokyo Individualized Educational Institute, Inc.	1,400	7,786
Tokyo Keiki, Inc.	4,200	40,479
Tokyo Rakutenchi Co., Ltd.	1,000	37,427
Tokyo Rope Manufacturing Co., Ltd. (a)	1,100	10,986
Tokyo Sangyo Co., Ltd.	7,300	40,446
Tokyo Seimitsu Co., Ltd.	11,900	539,124
Tokyo Steel Manufacturing Co., Ltd. (d)	29,000	289,164
Tokyo Tekko Co., Ltd.	3,400	47,363
Tokyo Theatres Co., Inc. (a) (d)	2,900	33,077
Tokyo TY Financial Group, Inc.	9,724	130,911
Tokyotokeiba Co., Ltd. (d)	4,200	171,390
Tokyu Construction Co., Ltd.	21,400	151,553
Tokyu Recreation Co., Ltd.	1,200	51,520
Toli Corp.	15,600	34,116
Tomato Bank, Ltd.	4,200	38,941
Tomen Devices Corp.	800	29,334
Tomoe Corp. (d)	9,800	33,425
Tomoe Engineering Co., Ltd.	2,100	42,994

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tomoegawa Co., Ltd. (a)	1,000	$7,408
Tomoku Co., Ltd.	3,900	66,638
TOMONY Holdings, Inc.	47,700	125,768
Tomy Co., Ltd.	25,100	215,036
Tonami Holdings Co., Ltd.	1,800	75,333
Topcon Corp.	28,800	429,625
Toppan Forms Co., Ltd.	14,700	143,139
Topre Corp.	9,800	141,233
Topy Industries, Ltd.	5,700	66,470
Torex Semiconductor, Ltd.	1,100	31,076
Toridolll Holdings Corp.	11,600	196,677
Torigoe Co., Ltd. (The)	6,000	42,119
Torii Pharmaceutical Co., Ltd.	4,500	98,125
Torishima Pump Manufacturing Co., Ltd.	7,700	59,758
Tosei Corp.	11,700	112,973
Toshiba TEC Corp.	3,300	135,704
Tosho Co., Ltd. (d)	4,800	82,788
Totech Corp.	700	17,474
Totetsu Kogyo Co., Ltd.	8,000	161,839
Tottori Bank, Ltd. (The)	3,700	36,960
Toukei Computer Co., Ltd.	300	12,906
Tow Co., Ltd.	11,000	32,265
Towa Bank, Ltd. (The)	11,500	52,267
Towa Corp. (d)	6,300	129,265
Towa Pharmaceutical Co., Ltd.	8,400	204,389
Toyo Construction Co., Ltd.	25,499	130,209
Toyo Corp.	7,900	77,420
Toyo Denki Seizo KK	3,200	33,606
Toyo Engineering Corp. (a)	10,800	68,882
Toyo Gosei Co., Ltd.	800	89,131
Toyo Ink SC Holdings Co., Ltd. (d)	10,300	182,404
Toyo Kanetsu KK	2,400	53,209
Toyo Machinery & Metal Co., Ltd.	6,000	28,740
Toyo Securities Co., Ltd.	23,000	33,312
Toyo Sugar Refining Co., Ltd.	900	9,722
Toyo Tanso Co., Ltd.	3,600	90,810
Toyo Wharf & Warehouse Co., Ltd.	2,500	34,828
Toyobo Co., Ltd.	23,600	282,371
TPR Co., Ltd.	7,300	97,019
Traders Holdings Co., Ltd.	2,800	8,491
Trancom Co., Ltd.	2,300	164,542
Transaction Co., Ltd.	1,400	18,997
Transcosmos, Inc.	600	16,576
Tri Chemical Laboratories, Inc.	6,000	177,568
Trusco Nakayama Corp. (d)	9,600	244,332
TS Tech Co., Ltd.	16,400	253,047
TSI Holdings Co., Ltd. (a)	14,405	42,898
Tsubaki Nakashima Co., Ltd. (d)	13,000	199,773
Tsubakimoto Chain Co.	7,900	225,334
Tsubakimoto Kogyo Co., Ltd.	1,600	49,034
Tsudakoma Corp. (a) (d)	1,600	12,537
Tsugami Corp.	10,600	162,963
Tsukamoto Corp. Co., Ltd.	1,100	13,844
Tsukishima Kikai Co., Ltd.	9,000	93,536
Tsukuba Bank, Ltd. (d)	34,500	53,631
Tsumura & Co.	2,700	84,919
Tsurumi Manufacturing Co., Ltd.	6,100	95,242

Japan—(Continued)
Tsutsumi Jewelry Co., Ltd.	2,100	43,131
TV Asahi Holdings Corp.	6,300	99,709
TV Tokyo Holdings Corp.	1,800	34,544
TYK Corp.	6,000	17,255
UACJ Corp. (a) (d)	9,185	229,971
Ube Industries, Ltd. (d)	24,700	498,956
Uchida Yoko Co., Ltd. (d)	2,600	115,114
Ueki Corp.	2,200	28,910
Ulvac, Inc. (d)	11,000	557,803
Uniden Holdings Corp.	1,100	25,052
Union Tool Co.	3,400	121,920
Unipres Corp.	10,600	87,086
United Arrows, Ltd. (a) (d)	7,400	143,218
United Super Markets Holdings, Inc.	18,100	176,738
UNITED, Inc.	3,000	41,351
Unitika, Ltd. (a)	15,600	49,408
Universal Entertainment Corp. (a)	7,300	161,865
Urbanet Corp. Co., Ltd.	4,500	12,501
Usen-Next Holdings Co., Ltd.	2,700	59,548
Ushio, Inc.	31,300	571,144
UT Group Co., Ltd. (d)	6,600	192,371
Utoc Corp.	5,100	24,190
V Technology Co., Ltd.	1,300	62,522
V-Cube, Inc. (d)	2,100	46,616
Valor Holdings Co., Ltd.	11,800	240,395
Valqua, Ltd.	6,000	117,327
Value HR Co., Ltd.	1,000	15,126
ValueCommerce Co., Ltd. (d)	4,300	125,476
Vector, Inc. (a) (d)	8,200	70,960
Vertex Corp.	1,000	27,941
Village Vanguard Co., Ltd. (a)	2,300	21,019
VINX Corp.	1,000	8,944
Vital KSK Holdings, Inc.	14,200	90,951
VT Holdings Co., Ltd.	24,300	101,095
Wacoal Holdings Corp.	12,400	280,630
Wacom Co., Ltd.	39,500	250,087
Wakachiku Construction Co., Ltd.	4,600	63,620
Wakamoto Pharmaceutical Co., Ltd. (a) (d)	9,000	25,486
Wakita & Co., Ltd.	11,200	103,204
Warabeya Nichiyo Holdings Co., Ltd.	4,200	81,903
Waseda Academy Co., Ltd.	1,400	11,731
Watahan & Co., Ltd. (d)	3,200	34,502
Watts Co., Ltd.	1,900	16,039
WDB Holdings Co., Ltd.	2,700	70,936
Weathernews, Inc.	1,500	78,425
Welbe, Inc.	2,300	29,867
Wellnet Corp. (d)	4,400	20,864
West Holdings Corp.	5,629	198,975
Will Group, Inc.	4,200	38,320
WIN-Partners Co., Ltd.	5,000	45,308
Wood One Co., Ltd. (d)	2,600	28,485
World Co., Ltd. (a)	5,000	65,820
World Holdings Co., Ltd.	2,500	68,275
Wowow, Inc.	2,200	47,750
Xebio Holdings Co., Ltd.	8,700	75,711
Y.A.C. Holdings Co., Ltd. (d)	1,800	20,617
YA-MAN, Ltd.	8,800	118,304

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yachiyo Industry Co., Ltd.	3,900	$21,482
Yahagi Construction Co., Ltd.	9,500	60,700
Yaizu Suisankagaku Industry Co., Ltd.	4,400	38,574
YAKUODO Holdings Co., Ltd. (d)	2,900	61,856
YAMABIKO Corp.	11,500	125,735
YAMADA Consulting Group Co., Ltd.	3,100	32,716
Yamagata Bank, Ltd. (The)	9,300	69,773
Yamaguchi Financial Group, Inc.	57,500	327,070
Yamaichi Electronics Co., Ltd.	7,500	112,156
Yamanashi Chuo Bank, Ltd. (The)	10,400	75,713
Yamatane Corp.	3,400	47,522
Yamato Corp. (d)	6,600	47,516
Yamato Kogyo Co., Ltd.	12,200	404,451
Yamaura Corp.	2,800	22,783
Yamaya Corp.	1,150	23,536
Yamazawa Co., Ltd.	1,000	15,514
Yamazen Corp.	19,500	175,469
Yaoko Co., Ltd.	1,900	108,925
Yashima Denki Co., Ltd.	7,500	65,624
Yasuda Logistics Corp.	4,900	41,627
Yasunaga Corp.	1,700	17,870
Yellow Hat, Ltd.	10,300	182,406
Yodogawa Steel Works, Ltd.	6,800	137,000
Yokogawa Bridge Holdings Corp.	10,500	198,865
Yokohama Reito Co., Ltd.	15,500	123,035
Yokowo Co., Ltd.	4,300	98,196
Yomeishu Seizo Co., Ltd.	2,400	38,995
Yondenko Corp.	1,600	47,170
Yondoshi Holdings, Inc.	4,600	78,448
Yorozu Corp.	6,500	68,953
Yotai Refractories Co., Ltd.	4,100	46,411
Yuasa Funashoku Co., Ltd.	1,300	35,137
Yuasa Trading Co., Ltd.	5,800	156,858
Yuken Kogyo Co., Ltd.	1,700	26,756
Yurtec Corp.	12,000	77,859
Yushin Precision Equipment Co., Ltd.	2,900	21,096
Yushiro Chemical Industry Co., Ltd.	3,700	40,029
Yutaka Giken Co., Ltd.	600	11,014
Zaoh Co., Ltd.	800	10,661
Zenrin Co., Ltd.	9,750	99,928
Zuiko Corp.	4,000	36,440

		145,445,811

Jersey, Channel Islands—0.1%
Centamin plc	366,127	513,971
Sanne Group plc	13,603	156,609

		670,580

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	202,091
VP Bank AG - Class A	1,049	125,845

		327,936

Luxembourg—0.2%
APERAM S.A.	14,446	741,651

Luxembourg—(Continued)
Befesa S.A.	4,436	340,848
L’Occitane International S.A.	87,500	320,063
SES S.A.	17,910	136,893

		1,539,455

Macau—0.0%
SJM Holdings, Ltd. (a)	109,000	118,916

Malta—0.1%
Kindred Group plc	61,427	963,155

Mongolia—0.0%
Turquoise Hill Resources, Ltd. (a)	12,079	203,753

Netherlands—3.1%
Aalberts NV	31,181	1,676,065
Accell Group NV (a)	6,628	356,262
Aegon NV	40,624	168,370
AMG Advanced Metallurgical Group NV	10,120	346,572
Amsterdam Commodities NV	4,700	127,630
Arcadis NV (d)	26,950	1,103,754
ASR Nederland NV	40,042	1,546,031
Atrium European Real Estate, Ltd. (a)	61,866	219,833
Basic-Fit NV (a)	8,733	373,505
BE Semiconductor Industries NV	20,598	1,748,901
Beter Bed Holding NV (a)	5,373	51,303
Boskalis Westminster	22,517	722,822
Brack Capital Properties NV (a)	856	91,371
Brunel International NV	9,034	117,032
Corbion NV	17,312	989,649
Euronext NV	12,767	1,388,882
Flow Traders	10,451	449,547
ForFarmers NV	10,101	59,663
Fugro NV (a) (d)	20,885	200,651
GrandVision NV	9,935	332,233
Heijmans NV	9,707	148,273
Hunter Douglas NV (a)	1,965	214,347
IMCD NV	14,365	2,285,630
Intertrust NV (a)	15,775	284,196
Kendrion NV	4,279	116,790
Koninklijke BAM Groep NV (a)	99,485	276,476
Koninklijke Vopak NV	4,202	190,964
Lucas Bols B.V. (a)	1,325	16,570
Nedap NV	1,849	127,397
New World Resources plc - A Shares (a) (b) (c)	11,898	0
OCI NV (a)	13,220	322,308
Ordina NV	33,735	151,348
PostNL NV (d)	161,675	877,464
Rhi Magnesita NV (d)	4,696	264,507
SBM Offshore NV	44,193	671,650
SIF Holding NV	1,259	22,018
Signify NV	34,152	2,160,568
Sligro Food Group NV (a)	10,058	295,218
SNS REAAL NV (a) (b) (c)	105,329	0
TKH Group NV	11,770	594,232
TomTom NV (a)	22,362	187,417

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Van Lanschot Kempen NV	5,446	$138,491

		21,415,940

New Zealand—0.6%
Air New Zealand, Ltd. (a) (d)	45,287	49,064
Arvida Group, Ltd.	78,865	112,379
Briscoe Group, Ltd.	13,123	52,649
Chorus, Ltd.	106,971	478,528
Delegat Group, Ltd.	4,540	47,613
Eroad, Ltd. (a)	4,808	21,003
Freightways, Ltd.	28,712	252,875
Genesis Energy, Ltd.	54,689	129,970
Gentrack Group, Ltd. (a)	7,810	11,245
Hallenstein Glasson Holdings, Ltd.	13,182	68,648
Heartland Group Holdings, Ltd.	98,179	142,052
Infratil, Ltd.	96,737	520,648
Investore Property, Ltd. (REIT) (d)	46,089	65,066
Kathmandu Holdings, Ltd.	73,037	82,174
Michael Hill International, Ltd.	82,929	52,753
NEW Zealand King Salmon Investments, Ltd. (a)	8,061	8,228
New Zealand Refining Co., Ltd. (The) (a) (d)	39,302	18,432
NZME, Ltd. (a)	71,247	37,458
NZX, Ltd.	66,072	92,340
Oceania Healthcare, Ltd.	68,637	71,485
Pacific Edge, Ltd. (a)	30,660	26,362
PGG Wrightson, Ltd.	5,854	13,912
Pushpay Holdings, Ltd. (a)	71,730	90,322
Restaurant Brands New Zealand, Ltd. (a)	7,507	75,299
Sanford, Ltd. (a) (d)	17,782	63,391
Scales Corp., Ltd.	25,709	86,060
Serko, Ltd. (a)	3,960	20,760
Skellerup Holdings, Ltd.	47,582	166,319
SKY Network Television, Ltd. (a)	458,793	55,799
SKYCITY Entertainment Group, Ltd. (a)	180,796	443,591
Steel & Tube Holdings, Ltd.	51,732	41,223
Summerset Group Holdings, Ltd.	39,416	369,449
Synlait Milk, Ltd. (a) (d)	17,226	43,868
Tourism Holdings, Ltd. (a)	26,255	46,428
TOWER, Ltd.	59,836	30,949
Trustpower, Ltd. (d)	13,980	79,051
Turners Automotive Group, Ltd.	8,394	26,432
Warehouse Group, Ltd. (The)	34,720	84,213
Z Energy, Ltd.	89,671	171,739

		4,249,777

Norway—0.9%
ABG Sundal Collier Holding ASA	134,443	153,640
AF Gruppen ASA	4,081	89,997
Akastor ASA (a) (d)	47,184	35,080
Aker Solutions ASA (a)	65,910	122,671
American Shipping Co. ASA (a)	16,816	60,268
Atea ASA (a)	21,950	427,442
Austevoll Seafood ASA	4,342	53,870
Avance Gas Holding, Ltd.	14,826	66,619
Axactor SE (a)	50,628	60,834
B2Holding ASA (a)	54,575	62,459

Norway—(Continued)
Bionor Pharma ASA (a)	6,972	30,038
Bonheur ASA	8,017	227,041
Borregaard ASA	27,155	593,094
BW Energy, Ltd. (a)	25,058	76,286
BW Offshore, Ltd.	24,958	89,350
Crayon Group Holding ASA (a)	7,537	110,233
DNO ASA (a)	182,446	212,914
Europris ASA	52,116	326,892
Fjordkraft Holding ASA	15,787	93,803
Frontline, Ltd.	24,578	221,855
Grieg Seafood ASA (a) (d)	13,378	137,841
Hexagon Composites ASA	36,341	157,652
IDEX Biometrics ASA (a)	200,592	50,013
Itera ASA (d)	17,553	27,837
Kongsberg Automotive ASA (a) (d)	141,487	45,334
Medistim ASA	556	16,511
Nordic Nanovector ASA (a)	11,705	35,418
Norway Royal Salmon ASA	3,997	80,046
Norwegian Finans Holding ASA	42,978	484,013
Norwegian Property ASA	13,230	22,925
Ocean Yield ASA (d)	12,183	42,119
Odfjell Drilling, Ltd. (a)	25,648	71,361
Odfjell SE - A Shares (a)	1,949	7,127
Olav Thon Eiendomsselskap ASA (a)	2,986	61,734
Otello Corp. ASA (a) (d)	33,778	125,670
PCI Biotech Holding ASA (a)	2,821	8,898
PGS ASA (a)	106,228	55,921
Protector Forsikring ASA (d)	25,433	244,719
Sbanken ASA	25,013	311,450
Selvaag Bolig ASA	14,928	103,012
SpareBank 1 SR Bank ASA	2,090	27,594
Stolt-Nielsen, Ltd.	6,538	95,601
TGS ASA	32,320	412,176
Treasure ASA	21,003	40,635
Veidekke ASA	28,524	381,679
Wallenius Wilhelmsen ASA (a)	14,567	50,765
Wilh Wilhelmsen Holding ASA - Class A	3,078	65,097
XXL ASA (a)	45,078	95,488

		6,373,022

Peru—0.0%
Hochschild Mining plc	95,965	203,788

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	22,264

Portugal—0.3%
Altri SGPS S.A. (d)	27,747	172,502
Banco Comercial Portugues S.A. - Class R (a)	2,143,248	342,781
Banco Espirito Santo SA. (a) (b) (c)	89,078	0
Corticeira Amorim SGPS S.A.	2,047	25,741
CTT-Correios de Portugal S.A.	47,697	272,911
Mota-Engil SGPS S.A. (a) (d)	25,385	42,102
Navigator Co. S.A. (The) (d)	71,289	243,751
NOS SGPS S.A.	74,998	262,979
Novabase SGPS S.A. (a) (d)	7,827	38,614

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—(Continued)
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	$339,365
Sonae SGPS S.A.	309,228	293,465

		2,034,211

Russia—0.0%
Petropavlovsk plc (a)	813,649	266,883

Singapore—1.3%
Abterra, Ltd. (a) (b) (c)	51,720	281
Accordia Golf Trust (b) (c)	145,200	2,300
AEM Holdings, Ltd.	38,400	109,459
Ascendas India Trust	242,700	250,997
Avarga, Ltd.	46,000	10,453
Banyan Tree Holdings, Ltd. (a)	97,700	24,707
Best World International, Ltd. (a) (b) (c)	80,000	15,040
BOC Aviation, Ltd.	15,600	131,602
Bonvests Holdings, Ltd.	18,000	12,315
Boustead Projects, Ltd.	24,607	22,926
Boustead Singapore, Ltd.	82,025	71,381
Bukit Sembawang Estates, Ltd.	61,900	240,371
BW LPG, Ltd.	21,752	140,515
Centurion Corp., Ltd. (a)	98,400	24,510
China Aviation Oil Singapore Corp., Ltd.	83,000	63,659
Chip Eng Seng Corp., Ltd.	136,300	45,161
Chuan Hup Holdings, Ltd.	125,000	19,983
ComfortDelGro Corp., Ltd.	595,600	727,443
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	72,964
Creative Technology, Ltd. (a)	16,300	32,605
CSE Global, Ltd.	114,300	45,070
CW Group Holdings, Ltd. (a) (b) (c)	106,000	591
Delfi, Ltd.	80,600	56,037
Ezion Holdings, Ltd. (a) (b) (c)	753,729	4,540
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	1,533
Far East Orchard, Ltd.	74,044	60,011
First Resources, Ltd.	141,400	141,050
Food Empire Holdings, Ltd.	54,000	35,566
Fragrance Group, Ltd. (a)	752,800	66,609
Fraser and Neave, Ltd.	36,400	39,814
Frencken Group, Ltd.	57,600	80,250
Fu Yu Corp., Ltd.	98,800	22,772
Gallant Venture, Ltd. (a)	257,900	24,932
Geo Energy Resources, Ltd.	155,000	25,451
GK Goh Holdings, Ltd.	12,000	8,793
Golden Agri-Resources, Ltd.	1,924,400	329,668
Golden Energy & Resources, Ltd. (a)	69,000	14,878
GuocoLand, Ltd.	68,800	81,924
Halcyon Agri Corp., Ltd. (a)	155,813	28,971
Hanwell Holdings, Ltd.	19,000	6,003
Haw Par Corp., Ltd.	32,400	330,254
Hiap Hoe, Ltd.	58,000	28,251
Ho Bee Land, Ltd.	49,800	106,635
Hong Fok Corp., Ltd.	107,140	66,157
Hong Leong Asia, Ltd.	52,600	37,028
Hong Leong Finance, Ltd.	37,900	68,795
Hotel Grand Central, Ltd.	25,900	20,241
Hour Glass, Ltd. (The)	129,000	151,554

Singapore—(Continued)
Hrnet Group, Ltd.	67,700	34,737
Hwa Hong Corp., Ltd.	138,000	28,735
Hyflux, Ltd. (a) (b) (c)	179,500	22,213
iFAST Corp., Ltd.	25,500	154,691
IGG, Inc.	227,000	299,979
Indofood Agri Resources, Ltd. (a)	152,000	38,467
Japfa, Ltd.	98,670	60,595
k1 Ventures, Ltd. (a) (b) (c)	80,800	0
Kenon Holdings, Ltd.	5,886	203,022
Keppel Infrastructure Trust	849,718	350,686
KSH Holdings, Ltd.	25,700	7,070
Lian Beng Group, Ltd. (a)	62,100	22,882
Low Keng Huat Singapore, Ltd.	122,600	42,998
Metro Holdings, Ltd.	141,600	83,815
Mewah International, Inc.	110,000	37,212
Midas Holdings, Ltd. (a) (b) (c)	452,000	12,101
mm2 Asia, Ltd. (a)	299,600	15,195
NetLink NBN Trust	207,900	146,874
NSL, Ltd.	15,000	8,994
Overseas Union Enterprise, Ltd.	70,300	69,591
Oxley Holdings, Ltd.	265,212	46,392
Pan-United Corp., Ltd.	53,750	12,389
Q&M Dental Group Singapore, Ltd.	41,800	24,712
QAF, Ltd.	74,167	53,776
Raffles Education Corp., Ltd. (a)	335,506	42,657
Raffles Medical Group, Ltd.	263,311	231,032
Rickmers Maritime (a) (b) (c)	110,000	0
Riverstone Holdings, Ltd.	108,000	98,781
Roxy-Pacific Holdings, Ltd. (a)	94,325	24,898
SATS, Ltd. (a)	96,100	281,290
SBS Transit, Ltd.	25,600	57,505
Sembcorp Industries, Ltd.	257,100	409,765
Sembcorp Marine, Ltd. (a)	1,904,618	170,274
Sheng Siong Group, Ltd.	146,100	171,697
SHS Holdings, Ltd.	47,000	5,453
SIA Engineering Co., Ltd.	78,100	125,142
SIIC Environment Holdings, Ltd.	220,300	33,576
Sinarmas Land, Ltd.	618,500	128,961
Sing Holdings, Ltd.	82,000	23,173
Singapore Land Group, Ltd.	20,800	42,245
Singapore Post, Ltd.	414,200	220,573
Singapore Press Holdings, Ltd.	360,400	458,785
Stamford Land Corp., Ltd.	158,000	63,437
StarHub, Ltd.	156,800	142,233
Straits Trading Co., Ltd.	6,800	14,529
Swiber Holdings, Ltd. (a) (b) (c)	117,749	1,786
Tuan Sing Holdings, Ltd.	181,205	67,370
UMS Holdings, Ltd.	116,250	131,854
United Overseas Insurance, Ltd.	4,000	21,058
UOB-Kay Hian Holdings, Ltd.	121,277	140,685
Vicom, Ltd.	26,000	39,653
Wee Hur Holdings, Ltd.	85,000	13,274
Wing Tai Holdings, Ltd.	119,321	159,850
XP Power, Ltd.	4,868	375,763
Yeo Hiap Seng, Ltd.	20,155	13,938

		9,390,413

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

South Africa—0.1%
Investec plc	57,520	$229,620
Mediclinic International plc (a)	122,923	505,912

		735,532

Spain—2.3%
Acciona S.A.	4,613	696,270
Acerinox S.A.	66,512	803,150
Alantra Partners S.A.	6,139	108,433
Almirall S.A.	21,750	379,519
Amper S.A. (a)	224,339	46,362
Applus Services S.A. (a)	33,014	322,546
Atresmedia Corp. de Medios de Comunicacion S.A. (a)	31,355	137,310
Azkoyen S.A.	3,142	21,903
Banco de Sabadell S.A. (a)	1,074,715	731,602
Bankinter S.A.	186,237	935,262
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	12,772	262,594
Cie Automotive S.A.	19,652	581,910
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	247,965
Distribuidora Internacional de Alimentacion S.A. (a)	282,491	22,745
Ebro Foods S.A.	21,238	446,205
eDreams ODIGEO S.A. (a)	17,603	141,765
Elecnor S.A.	11,262	145,552
Enagas S.A.	49,655	1,147,179
Ence Energia y Celulosa S.A (a)	57,034	231,749
Ercros S.A. (a)	30,406	120,811
Euskaltel S.A.	24,020	312,733
Faes Farma S.A.	110,562	441,266
Fluidra S.A.	16,366	649,242
Fomento de Construcciones y Contratas S.A.	12,041	140,007
Gestamp Automocion S.A. (a)	18,173	96,338
Global Dominion Access S.A. (a)	25,444	131,858
Grupo Catalana Occidente S.A.	18,150	700,583
Grupo Empresarial San Jose S.A.	8,320	51,617
Grupo Ezentis S.A. (a)	78,251	33,401
Iberpapel Gestion S.A.	1,128	23,936
Indra Sistemas S.A. (a)	42,149	384,542
Laboratorios Farmaceuticos Rovi S.A.	4,330	299,881
Liberbank S.A.	410,152	150,586
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros (a)	186,237	390,265
Mapfre S.A.	121,614	257,021
Mediaset Espana Comunicacion S.A. (a)	49,361	309,784
Melia Hotels International S.A. (a)	31,617	233,897
Miquel y Costas & Miquel S.A.	6,977	135,342
Neinor Homes S.A. (a)	4,237	57,073
Obrascon Huarte Lain S.A. (a) (d)	47,913	37,329
Pharma Mar S.A.	3,957	355,988
Prim S.A.	3,013	40,906
Promotora de Informaciones S.A. - Class A (a)	83,921	76,617
Prosegur Cash S.A.	11,698	11,886
Prosegur Cia de Seguridad S.A.	54,905	179,667
Realia Business S.A. (a)	143,011	119,374
Sacyr S.A.	122,170	310,484
Sacyr S.A. (a)	3,054	7,761
Solaria Energia y Medio Ambiente S.A. (a)	19,439	351,215
Talgo S.A. (a)	22,161	125,339

Spain—(Continued)
Tecnicas Reunidas S.A. (a) (d)	11,115	140,613
Tubacex S.A. (a)	32,455	57,180
Unicaja Banco S.A.	100,145	102,636
Vidrala S.A.	5,851	698,983
Viscofan S.A.	12,297	857,444
Vocento S.A. (a)	18,128	24,076
Zardoya Otis S.A.	44,048	303,441

		16,131,143

Sweden—3.7%
AcadeMedia AB	21,250	200,671
Adapteo Oyj	10,190	195,271
AddLife AB - Class B	6,428	197,608
AddNode Group AB	7,307	269,024
AddTech AB - B Shares	49,509	821,771
AFRY AB - B Shares	14,049	462,383
Alimak Group AB	10,425	170,034
Ambea AB	4,741	35,294
Annehem Fastigheter AB - Class B (a)	7,859	29,948
Arise AB (a)	4,852	24,749
Arjo AB - B Shares	78,197	806,016
Atrium Ljungberg AB - B Shares	12,121	276,124
Attendo AB (a)	28,610	130,925
Beijer Alma AB	16,105	320,887
Beijer Electronics Group AB (a)	7,843	45,046
Bergman & Beving AB - B Shares	10,176	157,793
Besqab AB	1,061	21,261
Betsson AB - Class B (a)	39,536	322,513
BHG Group AB (a)	13,680	264,645
Bilia AB - A Shares	27,610	585,085
BioGaia AB - B Shares	5,052	281,024
Biotage AB	20,199	478,172
Bonava AB - B Shares	18,068	198,827
Bravida Holding AB	62,051	897,684
Bufab AB	11,463	317,508
Bulten AB	4,294	51,585
Bure Equity AB	17,276	746,610
Byggmax Group AB	18,326	166,187
Catena AB	7,656	409,944
Cellavision AB	1,033	44,492
Clas Ohlson AB - B Shares (a)	15,608	160,983
Cloetta AB - B Shares	79,517	237,319
Coor Service Management Holding AB	24,209	191,792
Corem Property Group AB - B Shares	182,923	414,330
Dios Fastigheter AB	32,691	338,530
Doro AB (a)	3,391	22,944
Duni AB (a)	13,288	172,065
Dustin Group AB (d)	18,741	247,559
Eastnine AB	7,088	110,654
Elanders AB - B Shares	1,453	27,914
Electrolux Professional AB - Class B (a)	42,587	301,855
Elos Medtech AB	1,084	27,245
Eltel AB (a)	18,428	47,913
Enea AB (a)	4,082	98,250
Eolus Vind AB - B Shares (d)	935	21,974
eWork Group AB	2,864	32,933

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Fagerhult AB	19,392	$155,476
FastPartner AB	10,644	123,637
Fingerprint Cards AB - Class B (a)	28,890	110,269
GARO AB	1,540	21,241
GHP Specialty Care AB	7,172	24,813
Granges AB	31,689	440,334
Haldex AB (a)	16,480	109,057
Heba Fastighets AB - Class B	9,527	146,949
HMS Networks AB	5,072	214,638
Hoist Finance AB (a)	12,983	52,760
Humana AB (a)	6,890	54,108
Instalco AB	5,202	215,860
Inwido AB	16,291	281,834
ITAB Shop Concept AB (a)	1,944	3,567
JM AB	19,979	690,997
Know It AB	7,992	261,965
Kungsleden AB	61,545	745,089
Lagercrantz Group AB - B Shares	64,002	696,564
LeoVegas AB	5,910	26,255
Lime Technologies AB	808	30,749
Lindab International AB	27,875	650,695
Loomis AB	10,435	326,469
Medicover AB - B Shares	3,529	96,732
Mekonomen AB (a)	11,543	190,728
MIPS AB	5,364	461,503
Modern Times Group MTG AB - B Shares (a)	17,267	233,986
Momentum Group AB - Class B	8,890	181,455
Mycronic AB	17,551	529,675
NCC AB - B Shares	9,329	159,297
Nederman Holding AB (a)	7,692	152,347
Nelly Group AB (a)	2,434	9,461
Net Insight AB - Class B (a)	74,697	25,661
New Wave Group AB - B Shares (a)	19,643	249,281
Nobia AB	40,224	343,132
Nobina AB	37,291	338,648
Nolato AB - B Shares	64,280	632,522
Nordic Entertainment Group AB - Class B (a)	6,222	274,114
Nordic Waterproofing Holding AB	3,742	80,822
NP3 Fastigheter AB	11,449	224,673
Nyfosa AB	66,093	892,902
OEM International AB - B Shares	11,400	170,779
Pandox AB (a)	7,175	119,437
Peab AB - Class B	29,346	362,538
Platzer Fastigheter Holding AB - Class B	15,422	233,877
Pricer AB - B Shares	32,212	119,266
Proact IT Group AB	8,496	83,487
Qliro AB (a)	2,434	10,737
Ratos AB - B Shares	61,820	375,001
RaySearch Laboratories AB (a)	7,859	80,276
Rottneros AB (a)	26,936	27,386
SAS AB (a) (d)	752,310	184,635
Scandi Standard AB	18,069	121,002
Scandic Hotels Group AB (a) (d)	9,545	37,295
Sectra AB - B Shares (a)	7,532	583,243
Semcon AB (a)	5,540	77,424
Sensys Gatso Group AB (a)	223,283	28,701
SkiStar AB (a)	17,077	284,617

Sweden—(Continued)
SSAB AB - A Shares (a)	10,231	50,094
Systemair AB (a)	5,643	204,461
Tethys Oil AB	2,076	14,188
Troax Group AB	12,541	409,856
VBG Group AB - B Shares	1,912	39,444
Vitec Software Group AB - B Shares	1,425	58,970
Wihlborgs Fastigheter AB	33,637	728,903

		26,249,223

Switzerland—6.7%
Aevis Victoria S.A. (a)	892	12,534
Allreal Holding AG	4,342	855,148
ALSO Holding AG (a)	2,164	623,405
APG SGA S.A. (a)	390	95,696
Arbonia AG (d)	14,726	281,475
Aryzta AG (a)	230,151	313,992
Ascom Holding AG (a)	3,201	52,876
Autoneum Holding AG (a)	1,187	221,590
Bachem Holding AG - Class B	1,138	674,315
Baloise Holding AG	1,128	175,826
Banque Cantonale de Geneve	750	139,820
Banque Cantonale Vaudoise	4,186	376,000
Belimo Holding AG	2,560	1,170,897
Bell Food Group AG	693	212,364
Bellevue Group AG	3,322	143,622
Berner Kantonalbank AG	1,494	333,454
BKW AG	6,201	645,476
Bobst Group S.A. (a)	3,214	257,093
Bossard Holding AG - Class A	2,139	653,345
Bucher Industries AG	2,604	1,362,206
Burckhardt Compression Holding AG	610	247,088
Burkhalter Holding AG	1,499	108,596
Bystronic AG	471	636,504
Calida Holding AG	1,703	64,435
Carlo Gavazzi Holding AG (a)	124	34,051
Cembra Money Bank AG	9,521	1,067,540
Cicor Technologies, Ltd. (a)	644	36,754
Cie Financiere Tradition S.A.	597	74,216
Clariant AG	59,367	1,180,784
Coltene Holding AG (a)	1,646	223,077
Comet Holding AG	1,260	346,804
Daetwyler Holding AG	336	113,477
DKSH Holding AG	11,314	865,839
dormakaba Holding AG	835	569,169
Dufry AG (a)	14,576	863,566
EDAG Engineering Group AG (a)	3,171	33,782
EFG International AG (a)	30,423	249,282
Emmi AG	657	673,984
Energiedienst Holding AG	4,937	189,438
Evolva Holding S.A. (a) (d)	84,327	16,062
Feintool International Holding AG (a)	588	37,582
Fenix Outdoor International AG	1,091	152,932
Ferrexpo plc	110,230	654,047
Flughafen Zurich AG (a)	5,491	908,354
Forbo Holding AG	361	683,801
Fundamenta Real Estate AG	2,361	48,744

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Galenica AG	13,396	$945,385
GAM Holding AG (a)	62,659	136,135
Georg Fischer AG	1,339	1,987,355
Gurit Holding AG	159	347,287
Helvetia Holding AG	10,528	1,132,380
Hiag Immobilien Holding AG	1,881	207,365
Highlight Communications AG (a)	7,829	35,475
HOCHDORF Holding AG (a) (d)	174	10,815
Huber & Suhner AG	5,184	437,722
Hypothekarbank Lenzburg AG	3	13,878
Implenia AG (a)	4,729	123,100
Ina Invest Holding AG (a)	1,388	27,962
Inficon Holding AG	501	579,691
Interroll Holding AG	220	872,904
Intershop Holding AG	466	306,241
Investis Holding S.A.	322	35,671
IWG plc (a)	194,505	809,549
Jungfraubahn Holding AG (a)	890	140,443
Kardex Holding AG	2,137	494,405
Komax Holding AG (a) (d)	974	246,052
Kudelski S.A. (d)	13,221	59,460
Landis & Gyr Group AG (a)	3,525	246,202
Lastminute.com NV (a)	1,492	65,328
LEM Holding S.A.	166	348,050
Luzerner Kantonalbank AG	1,001	463,623
Meier Tobler Group AG (a)	1,744	30,630
Metall Zug AG - B Shares	78	175,358
Mikron Holding AG (a)	2,145	15,439
Mobilezone Holding AG	13,629	160,293
Mobimo Holding AG (a)	2,123	696,744
OC Oerlikon Corp. AG	68,290	757,678
Orascom Development Holding AG (a)	4,230	56,232
Orell Fuessli Holding AG	331	34,994
Orior AG	1,947	175,947
Phoenix Mecano AG	274	135,344
Plazza AG - Class A	250	87,590
PSP Swiss Property AG	12,954	1,642,854
Resurs Holding AB	27,086	133,714
Rieter Holding AG (a)	1,344	262,758
Romande Energie Holding S.A.	111	160,772
Schaffner Holding AG	238	78,204
Schmolz & Bickenbach AG (a) (d)	161,565	78,623
Schweiter Technologies AG	354	518,829
Schweizerische Nationalbank (d)	5	28,646
Sensirion Holding AG (a)	553	44,358
SFS Group AG	5,311	764,295
Siegfried Holding AG (a)	1,485	1,392,509
SIG Combibloc Group AG (a)	33,036	897,804
St. Galler Kantonalbank AG	970	430,792
Sulzer AG	5,258	726,579
Swiss Prime Site AG	10,135	1,005,772
Swissquote Group Holding S.A.	3,768	569,609
Tecan Group AG	1,224	606,772
TX Group AG (a)	1,079	100,210
U-Blox Holding AG (a)	2,199	161,658
V-ZUG Holding AG (a)	780	120,090
Valiant Holding AG	5,102	505,725

Switzerland—(Continued)
Valora Holding AG (a)	1,153	242,614
VAT Group AG	7,956	2,646,112
Vaudoise Assurances Holding S.A.	306	158,687
Vetropack Holding AG	4,400	265,371
Von Roll Holding AG (a)	16,704	15,894
Vontobel Holding AG	9,439	735,610
VZ Holding AG	4,180	354,131
Walliser Kantonalbank	1,345	154,853
Warteck Invest AG	53	137,479
Ypsomed Holding AG (d)	621	96,809
Zehnder Group AG	4,202	400,744
Zug Estates Holding AG - B Shares	83	178,528
Zuger Kantonalbank AG	57	425,102

		47,122,276

Taiwan—0.0%
FIT Hon Teng, Ltd. (a) (d)	80,000	21,901

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	69,565

United Kingdom—14.1%
4imprint Group plc (a)	7,046	260,867
888 Holdings plc	95,449	507,414
A.G. Barr plc (a)	34,817	249,493
Advanced Medical Solutions Group plc	10,237	40,216
Afren plc (a) (b) (c)	251,096	0
Aggreko plc	73,028	870,248
Air Partner plc	4,960	5,570
AJ Bell plc	46,708	280,320
Alliance Pharma plc	75,826	104,080
Anglo Pacific Group plc	51,447	99,038
Anglo-Eastern Plantations plc	5,782	48,794
Appreciate Group plc	23,099	9,979
Arrow Global Group plc (a)	44,303	187,292
Ascential plc (a)	66,869	385,337
Ashmore Group plc	97,994	522,634
Avon Rubber plc	8,677	314,345
Babcock International Group plc (a)	163,189	654,859
Balfour Beatty plc	206,362	876,368
Beazley plc (a)	163,069	751,057
Begbies Traynor Group plc	20,686	38,927
Bellway plc	29,799	1,337,951
Biffa plc (a)	40,575	182,451
Bloomsbury Publishing plc	28,218	135,677
Bodycote plc	73,115	857,217
boohoo Group plc (a)	12,408	53,325
Braemar Shipping Services plc (a)	7,120	29,844
Brewin Dolphin Holdings plc	98,930	475,655
Britvic plc	69,594	902,924
Bytes Technology Group plc (a)	19,182	122,950
Cairn Energy plc	170,133	343,346
Capita plc (a)	186,764	96,443
Card Factory plc (a)	103,756	89,968
CareTech Holdings plc	13,900	116,707
Carr’s Group plc	19,239	37,822

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Castings plc	2,870	$15,961
Centaur Media plc	92,526	52,474
Central Asia Metals plc	20,359	67,068
Centrica plc (a)	816,487	581,366
Chemring Group plc	102,749	408,612
Chesnara plc	50,709	186,114
Cineworld Group plc (a) (d)	206,628	221,447
Clarkson plc	8,219	362,673
Clinigen Group plc	30,848	263,995
Clipper Logistics plc	11,008	122,592
Close Brothers Group plc	47,684	998,509
CLS Holdings plc	60,694	201,966
CMC Markets plc	42,124	267,814
Coats Group plc	183,272	172,856
Computacenter plc	26,912	958,104
Concentric AB	11,928	245,094
ContourGlobal plc	20,383	54,425
Costain Group plc (a)	35,950	28,848
Countryside Properties plc (a)	139,641	914,254
Cranswick plc	15,452	849,207
Crest Nicholson Holdings plc (a)	83,456	484,385
CVS Group plc (a)	14,319	478,609
Daily Mail & General Trust plc	54,053	721,459
De La Rue plc (a)	52,440	135,039
Devro plc	56,716	151,294
DFS Furniture plc (a)	43,792	169,819
Dialight plc (a)	5,140	23,040
Dialog Semiconductor plc (a)	22,251	1,729,473
Dignity plc (a) (d)	19,579	232,618
Diploma plc	32,979	1,325,904
DiscoverIE Group plc	22,813	298,997
Dixons Carphone plc (a)	250,394	451,231
Domino’s Pizza Group plc	146,515	787,820
dotdigital group plc	4,262	13,622
Drax Group plc	123,481	724,292
Dunelm Group plc	27,630	542,681
EKF Diagnostics Holdings plc	38,020	39,429
Electrocomponents plc	88,019	1,254,674
Elementis plc (a)	202,330	422,647
EMIS Group plc	13,707	218,082
Endeavour Mining plc (d)	48,085	1,032,609
EnQuest plc (a)	488,411	140,523
Epwin Group plc	14,369	20,975
Equiniti Group plc (a)	114,179	283,795
Essentra plc	94,236	402,988
Euromoney Institutional Investor plc	32,940	464,331
FDM Group Holdings plc	18,975	267,778
Fevertree Drinks plc	28,738	1,022,870
Firstgroup plc (a)	445,353	504,377
Flex LNG, Ltd.	8,311	120,530
Flowtech Fluidpower plc (a)	6,703	11,824
Forterra plc	58,426	218,248
Foxtons Group plc (a)	74,860	58,353
Frasers Group plc (a)	60,772	506,892
Frontier Developments plc (a)	1,358	43,417
Fuller Smith & Turner plc - Class A (a)	9,279	109,292
Future plc	8,903	386,001

United Kingdom—(Continued)
FW Thorpe plc	6,310	38,390
Galliford Try Holdings plc	49,848	97,054
Games Workshop Group plc	9,454	1,491,133
Gamesys Group plc	20,218	516,110
Gamma Communications plc	10,934	301,076
Gem Diamonds, Ltd.	44,142	43,730
Genel Energy plc	14,530	30,998
Genuit Group plc	68,299	578,857
Genus plc	3,600	247,083
Georgia Capital plc (a)	7,105	70,799
Go-Ahead Group plc (The) (a)	16,563	256,355
Gooch & Housego plc	2,212	41,882
Goodwin plc	188	7,543
Grafton Group plc	67,734	1,075,665
Grainger plc	208,838	823,890
Greggs plc (a)	27,328	981,152
Gulf Keystone Petroleum, Ltd.	64,377	164,580
Gym Group plc (The) (a)	49,004	190,728
H&T Group plc	1,027	3,808
Halfords Group plc (a)	87,686	523,934
Harbour Energy plc (a) (d)	12,285	64,188
Hays plc (a)	457,753	1,004,626
Headlam Group plc	38,893	235,741
Helical plc	38,476	231,603
Henry Boot plc	14,477	51,703
Hill & Smith Holdings plc	26,057	539,401
Hilton Food Group plc	19,243	290,973
Hiscox, Ltd. (a)	67,088	772,329
Hollywood Bowl Group plc (a)	35,798	119,020
HomeServe plc	4,134	54,652
Hunting plc	52,837	161,167
Hyve Group plc (a)	76,414	140,024
Ibstock plc	123,730	365,297
IDOX plc	75,537	65,205
IG Group Holdings plc	106,925	1,252,007
IMI plc	74,216	1,766,171
Impax Asset Management Group plc	2,534	39,264
Inchcape plc	140,532	1,494,898
Indivior plc (a)	153,822	329,124
IntegraFin Holdings plc	46,352	330,228
International Personal Finance plc (a)	79,366	146,723
iomart Group plc	16,833	62,423
IP Group plc	225,731	363,166
J.D. Wetherspoon plc (a)	24,696	402,676
James Fisher & Sons plc	17,856	229,006
James Halstead plc	5,839	42,026
Jet1 plc (a)	22,038	361,039
John Laing Group plc	125,848	695,697
John Menzies plc (a)	23,155	99,963
John Wood Group plc (a)	195,202	595,472
Johnson Service Group plc (a)	61,047	148,174
Joules Group plc (a)	4,111	16,212
Jupiter Fund Management plc	156,485	610,568
Just Group plc (a)	202,647	261,167
Kainos Group plc	20,314	414,358
Keller Group plc	23,721	263,292
Kier Group plc (a) (d)	94,700	171,850

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Kin & Carta plc (a)	66,431	$242,751
Lancashire Holdings, Ltd.	72,054	611,244
Liontrust Asset Management plc	869	22,589
Lookers plc (a)	131,372	128,696
LSL Property Services plc (a)	25,826	154,514
Luceco plc	31,684	182,153
M&C Saatchi plc (a)	3,677	8,146
Man Group plc	461,786	1,149,770
Marks & Spencer Group plc (a)	261,326	529,981
Marshalls plc	68,222	647,937
Marston’s plc (a)	258,409	314,987
McBride plc (a)	63,975	80,498
Mears Group plc (a)	41,542	106,855
Meggitt plc (a)	117,808	753,274
Metro Bank plc (a)	2,816	3,904
Micro Focus International plc	1,498	11,347
Midwich Group plc	2,103	17,170
Mitchells & Butlers plc (a)	113,387	437,797
Mitie Group plc (a)	406,977	383,182
MJ Gleeson plc	13,112	162,622
Moneysupermarket.com Group plc	146,027	518,410
Morgan Advanced Materials plc	95,467	466,138
Morgan Sindall Group plc	14,642	436,907
Morses Club plc	6,380	7,850
Mortgage Advice Bureau Holdings, Ltd.	6,665	108,795
Mothercare plc (a)	39,446	7,593
Motorpoint group plc (a)	14,323	71,404
N Brown Group plc (a)	62,840	49,738
Naked Wines plc (a)	6,725	75,050
National Express Group plc (a)	190,696	703,573
NCC Group plc	88,729	360,999
Next Fifteen Communications Group plc (a)	7,460	99,763
Ninety One plc	8,850	26,983
Norcros plc	11,343	51,640
Numis Corp. plc	16,141	79,370
On the Beach Group plc (a)	32,313	143,071
OSB Group plc	62,111	398,685
Oxford Instruments plc	18,083	578,163
Pagegroup plc (a)	102,025	789,109
Pan African Resources plc	368,191	87,852
Paragon Banking Group plc	81,611	575,287
Parkmead Group plc (The) (a)	28,991	17,930
PayPoint plc	20,570	161,142
Pendragon plc (a)	345,188	88,310
Petrofac, Ltd. (a)	76,214	116,198
Pets at Home Group plc	171,293	1,081,425
Pharos Energy plc (a)	50,968	18,048
Photo-Me International plc (a)	89,030	87,620
Playtech plc (a)	90,374	531,545
Polar Capital Holdings plc	16,568	190,441
Porvair plc	8,570	69,240
PPHE Hotel Group, Ltd. (a)	3,290	77,600
Premier Foods plc (a)	241,797	366,719
Provident Financial plc (a)	22,978	73,654
PZ Cussons plc	74,104	250,821
QinetiQ Group plc	188,005	894,605
Quilter plc	538,452	1,108,126

United Kingdom—(Continued)
Rank Group plc (a)	54,017	125,473
Rathbone Brothers plc	17,130	429,044
Redde Northgate plc	57,053	315,463
Redrow plc	89,477	758,644
Renew Holdings plc	8,917	83,278
Renewi plc (a)	255,414	194,519
Renishaw plc	5,925	403,835
Renold plc (a)	238	73
Restaurant Group plc (The) (a)	71,897	127,756
Ricardo plc	13,452	76,220
River & Mercantile Group plc	112	333
RM plc	43,283	141,941
Robert Walters plc	16,356	160,289
Rotork plc	244,912	1,153,506
Royal Mail plc (a)	274,625	2,196,338
RPS Group plc (a)	100,537	149,503
RWS Holdings plc	47,714	372,110
S&U plc	755	27,880
Sabre Insurance Group plc	44,771	157,869
Saga plc (a)	8,514	46,786
Savills plc	48,097	765,231
Secure Trust Bank plc	458	6,699
Senior plc (a)	166,890	349,941
Serco Group plc	51,037	95,855
Severfield plc	100,890	111,661
SIG plc (a)	307,827	225,176
Smart Metering Systems plc	19,388	233,234
Smiths News plc (a)	20,535	12,682
Softcat plc	34,067	836,889
Spectris plc	34,256	1,535,264
Speedy Hire plc (a)	177,240	176,510
Spire Healthcare Group plc (a)	58,762	199,990
Spirent Communications plc	190,213	648,982
Sportech plc (a)	20,264	8,187
SSP Group plc (a)	185,979	685,506
St. Modwen Properties plc	84,641	652,225
Stagecoach Group plc (a)	144,489	164,128
SThree plc	41,761	266,673
Stobart Group, Ltd. (a)	91,143	32,798
Stock Spirits Group plc	46,758	169,171
Studio Retail Group plc (a)	17,439	69,562
STV Group plc	7,194	33,819
Superdry plc (a)	18,185	108,455
Synthomer plc	116,551	792,762
T. Clarke plc	15,381	27,834
Tate & Lyle plc	130,519	1,333,970
TBC Bank Group plc (a)	2,170	34,813
Ted Baker plc (a)	15,673	31,423
Telecom Plus plc	18,238	286,440
Telit Communications plc (a)	33,381	103,451
TEN Entertainment Group plc (a)	2,917	9,522
Topps Tiles plc (a)	61,961	61,180
TORM plc (d)	8,003	70,953
TP ICAP Group plc	291,401	787,645
Travis Perkins plc (a)	64,821	1,515,523
Trellus Health , Ltd. (a)	2,339	0
Trifast plc (a)	20,432	39,997
Trinity Mirror plc	164,437	625,328

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
TT electronics plc	60,814	$216,836
Tyman plc	18,356	114,396
U & I Group plc (a)	54,856	72,075
Ultra Electronics Holdings plc	22,478	712,677
Vectura Group plc	198,365	374,460
Vertu Motors plc (a)	35,216	22,498
Vesuvius plc	73,409	536,536
Victrex plc	26,063	919,115
Virgin Money UK plc (a)	190,655	524,847
Vistry Group plc	65,780	1,070,740
Vitec Group plc (The)	10,351	200,510
Vivo Energy plc	14,996	19,999
Volex plc	20,438	105,313
Volution Group plc	28,840	167,090
Vp plc	4,147	52,680
Watches of Switzerland Group plc (a)	17,795	205,835
Watkin Jones plc	36,280	107,953
WH Smith plc (a)	33,264	741,604
Wickes Group plc (a)	76,029	258,725
Wincanton plc	44,811	272,840
Xaar plc (a)	18,088	45,654
Young & Co’s Brewery plc (a)	949	11,674
Young & Co’s Brewery plc - Class A (a)	769	17,337
Zotefoams plc	7,268	46,768

		99,006,337

United States—0.5%
Argonaut Gold, Inc. (a)	76,431	183,124
Arko Corp. (a)	9,286	84,491
Burford Capital, Ltd.	26,502	272,858
Convoy Global Holdings (a) (b) (c)	1,314,000	5,297
Diversified Energy Co., plc	40,437	58,857
Energy Fuels, Inc. (a)	19,715	119,123
Golden Star Resources, Ltd. (a)	28,192	79,600
Ormat Technologies, Inc.	1	39
Ovintiv, Inc. (d)	18,320	577,414
Primo Water Corp.	2,400	40,152
PureTech Health plc (a)	41,874	197,753
Razer, Inc. (a) (d)	355,000	96,474
REC Silicon ASA (a) (d)	64,361	140,744
Reliance Worldwide Corp., Ltd.	159,955	630,773
Samsonite International S.A. (a)	146,100	298,812
Sims, Ltd.	69,602	870,343
Varia US Properties AG (a)	1,203	49,413
Viemed Healthcare, Inc. (a)	3,244	23,195
Vobile Group, Ltd. (a)	7,000	31,649

		3,760,111

Total Common Stocks (Cost $542,842,128)		696,638,672

Preferred Stocks—0.4%
Security Description	Shares	Value

Germany—0.4%
Biotest AG	5,357	212,951
Draegerwerk AG & Co. KgaA	3,031	286,841
FUCHS Petrolub SE	17,122	833,944
Jungheinrich AG	16,854	823,954
Sixt SE	4,716	380,260
Sto SE & Co. KgaA	618	134,838
Villeroy & Boch AG	505	10,720

Total Preferred Stocks (Cost $1,839,524)		2,683,508

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0
Costa Group Holdings, Ltd. (a)	18,925	4,116
Freedom Foods Group, Ltd. (a)	11,145	0

		4,116

Austria—0.0%
CA Immobilien Anlagen AG (a)	21,414	0
Intercell AG (a) (b) (c)	24,163	0

		0

Canada—0.0%
Pan American Silver Corp., Expires 02/22/29 (a)	78,950	67,108

Hong Kong—0.0%
China Best Group Holding, Ltd. (a)	15,000	46
Fortune Oil CVR (a) (b) (c)	575,627	0
Lai Sun Garment International, Litd. (a)	43,252	15,709

		15,755

Total Rights (Cost $28,836)		86,979

Warrants—0.0%

Canada—0.0%
Cenovus Energy, Inc. (a)	807	4,362

Italy—0.0%
Intek Group S.p.A. (a)	32,303	2,351

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $4,657)		6,713

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investment—0.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $1,545,461; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $1,576,391.	1,545,461	$1,545,461

Total Short-Term Investments (Cost $1,545,461)		1,545,461

Securities Lending Reinvestments (e)—4.8%

Certificates of Deposit—0.2%
Agricultural Bank of China 0.100%, 07/01/21	100,000	100,000
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	999,323	999,850

		1,099,850

Repurchase Agreements—2.2%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,100,006; collateralized by various Common Stock with an aggregate market value of $1,222,316.	1,100,000	1,100,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,547,578; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $5,658,522.	5,547,570	5,547,570
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $16,791; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $17,127.	16,791	16,791
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $97,723; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $99,718.	97,723	97,723
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,100,052; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,222,223.	1,100,000	1,100,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $300,015; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $333,392.	300,000	300,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $5,000,025; collateralized by various Common Stock with an aggregate market value of $5,555,671.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,400,007; collateralized by various Common Stock with an aggregate market value of $1,555,605.	1,400,000	1,400,000

		15,562,084

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	100,000	100,000

Mutual Funds—2.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (f)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (f)	5,000,000	5,000,000

		17,000,000

Total Securities Lending Reinvestments (Cost $33,761,867)		33,761,934

Total Investments—104.3% (Cost $580,022,473)		734,723,267
Other assets and liabilities (net)—(4.3)%		(30,234,286)

Net Assets—100.0%		$704,488,981

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.1% of net assets.
(d)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $47,335,107 and the collateral received consisted of cash in the amount of $33,761,407 and non-cash collateral with a value of $18,688,624. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Machinery	7.2
Metals & Mining	5.2
Real Estate Management & Development	5.0
Banks	4.1
Capital Markets	3.8
Chemicals	3.3
Food Products	3.2
Oil, Gas & Consumable Fuels	3.1
Trading Companies & Distributors	3.1
Electronic Equipment, Instruments & Components	3.0

Glossary of Abbreviations

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$459,184	$45,460,199	$65,799	$45,985,182
Austria	—	12,049,767	0	12,049,767
Belgium	—	10,982,667	—	10,982,667
Cambodia	—	142,771	—	142,771
Canada	74,490,696	—	3,464	74,494,160
China	231,556	2,263,322	—	2,494,878
Colombia	51,617	—	—	51,617
Denmark	—	14,492,598	—	14,492,598
Faeroe Islands	—	16,871	—	16,871
Finland	—	17,076,092	—	17,076,092
France	—	29,533,917	1,370	29,535,287
Georgia	—	248,025	—	248,025
Germany	8,591	46,883,123	—	46,891,714
Ghana	—	403,431	—	403,431
Greenland	—	13,708	—	13,708
Guernsey, Channel Islands	—	47,185	—	47,185
Hong Kong	689,969	15,363,423	113,448	16,166,840
India	—	174,820	—	174,820
Ireland	—	4,181,800	—	4,181,800
Isle of Man	—	155,115	—	155,115
Israel	—	10,524,170	55,792	10,579,962
Italy	—	24,132,138	52	24,132,190
Japan	—	145,384,800	61,011	145,445,811
Jersey, Channel Islands	—	670,580	—	670,580
Liechtenstein	—	327,936	—	327,936
Luxembourg	—	1,539,455	—	1,539,455

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Macau	$—	$118,916	$—	$118,916
Malta	—	963,155	—	963,155
Mongolia	203,753	—	—	203,753
Netherlands	—	21,415,940	0	21,415,940
New Zealand	—	4,249,777	—	4,249,777
Norway	221,855	6,151,167	—	6,373,022
Peru	—	203,788	—	203,788
Philippines	—	22,264	—	22,264
Portugal	—	2,034,211	0	2,034,211
Russia	—	266,883	—	266,883
Singapore	46,503	9,283,525	60,385	9,390,413
South Africa	—	735,532	—	735,532
Spain	—	16,131,143	0	16,131,143
Sweden	—	26,249,223	—	26,249,223
Switzerland	—	47,122,276	—	47,122,276
Taiwan	—	21,901	—	21,901
United Arab Emirates	—	69,565	—	69,565
United Kingdom	1,032,609	97,973,728	0	99,006,337
United States	1,022,608	2,732,206	5,297	3,760,111
Total Common Stocks	78,458,941	617,813,113	366,618	696,638,672
Total Preferred Stocks*	—	2,683,508	—	2,683,508
Rights
Australia	4,116	0	—	4,116
Austria	—	0	0	0
Canada	67,108	—	—	67,108
Hong Kong	15,709	46	0	15,755
Total Rights	86,933	46	0	86,979
Warrants
Canada	4,362	—	—	4,362
Italy	2,351	—	—	2,351
Singapore	—	0	—	0
Total Warrants	6,713	0	—	6,713
Total Short-Term Investment*	—	1,545,461	—	1,545,461
Securities Lending Reinvestments
Certificates of Deposit	—	1,099,850	—	1,099,850
Repurchase Agreements	—	15,562,084	—	15,562,084
Time Deposit	—	100,000	—	100,000
Mutual Funds	17,000,000	—	—	17,000,000
Total Securities Lending Reinvestments	17,000,000	16,761,934	—	33,761,934
Total Investments	$95,552,587	$638,804,062	$366,618	$734,723,267

Collateral for Securities Loaned (Liability)	$—	$(33,761,407)	$—	$(33,761,407)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the pear ended June 30, 2021 is not presented.

During the period ended June 30, 2021, transfers from Level 2 to Level 3 in the amount of $176,065 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

During the period ended June 30, 2021, transfers from Level 3 to Level 1 in the amount of $104,200 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$734,723,267
Cash denominated in foreign currencies (c)	1,553,304
Receivable for:
Investments sold	1,876,635
Fund shares sold	42
Dividends	1,555,639

Total Assets	739,708,887
Liabilities
Collateral for securities loaned	33,761,407
Payables for:
Investments purchased	324,921
Fund shares redeemed	44,759
Accrued Expenses:
Management fees	436,199
Distribution and service fees	17,761
Deferred trustees’ fees	171,815
Other expenses	463,044

Total Liabilities	35,219,906

Net Assets	$704,488,981

Net Assets Consist of:
Paid in surplus	$521,445,180
Distributable earnings (Accumulated losses)	183,043,801

Net Assets	$704,488,981

Net Assets
Class A	$620,004,558
Class B	84,484,423
Capital Shares Outstanding*
Class A	47,690,687
Class B	6,547,675
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.00
Class B	12.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $580,022,473.
(b)	Includes securities loaned at value of $47,335,107.
(c)	Identified cost of cash denominated in foreign currencies was $1,560,118.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$9,827,184
Interest	1,909
Securities lending income	357,305

Total investment income	10,186,398
Expenses
Management fees	2,892,959
Administration fees	19,643
Custodian and accounting fees	243,672
Distribution and service fees—Class B	106,020
Audit and tax services	34,873
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	24,296
Insurance	2,387
Miscellaneous	75,727

Total expenses	3,450,977
Less management fee waiver	(266,564)

Net expenses	3,184,413

Net Investment Income	7,001,985

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	34,425,956
Futures contracts	(181,834)
Foreign currency transactions	(28,443)

Net realized gain (loss)	34,215,679

Net change in unrealized appreciation (depreciation) on:
Investments	40,716,571
Foreign currency transactions	(89,815)

Net change in unrealized appreciation (depreciation)	40,626,756

Net realized and unrealized gain (loss)	74,842,435

Net Increase (Decrease) in Net Assets From Operations	$81,844,420

(a)	Net of foreign withholding taxes of $1,078,999.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,001,985	$8,932,607
Net realized gain (loss)	34,215,679	38,057,094
Net change in unrealized appreciation (depreciation)	40,626,756	21,077,171

Increase (decrease) in net assets from operations	81,844,420	68,066,872

From Distributions to Shareholders
Class A	(41,845,260)	(36,109,110)
Class B	(5,605,393)	(4,767,249)

Total distributions	(47,450,653)	(40,876,359)

Increase (decrease) in net assets from capital share transactions	(50,866,953)	14,542,384

Total increase (decrease) in net assets	(16,473,186)	41,732,897

Net Assets
Beginning of period	720,962,167	679,229,270

End of period	$704,488,981	$720,962,167

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	0	$0	3,344,502	$31,375,266
Reinvestments	3,160,518	41,845,260	3,757,452	36,109,110
Redemptions	(6,621,993)	(88,236,454)	(4,612,457)	(50,966,515)

Net increase (decrease)	(3,461,475)	$(46,391,194)	2,489,497	$16,517,861

Class B
Sales	159,041	$2,116,255	889,611	$8,396,040
Reinvestments	426,590	5,605,393	499,188	4,767,249
Redemptions	(929,779)	(12,197,407)	(1,450,502)	(15,138,766)

Net increase (decrease)	(344,148)	$(4,475,759)	(61,703)	$(1,975,477)

Increase (decrease) derived from capital shares transactions		$(50,866,953)		$14,542,384

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.43		$12.22	$11.07	$15.32	$12.57	$12.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.16	0.22	0.23	0.22	0.28	(b)
Net realized and unrealized gain (loss)	1.38		0.75	2.20	(3.05)	3.52	0.44

Total income (loss) from investment operations	1.51		0.91	2.42	(2.82)	3.74	0.72

Less Distributions
Distributions from net investment income	(0.24)		(0.29)	(0.16)	(0.40)	(0.32)	(0.29)
Distributions from net realized capital gains	(0.70)		(0.41)	(1.11)	(1.03)	(0.67)	(0.83)

Total distributions	(0.94)		(0.70)	(1.27)	(1.43)	(0.99)	(1.12)

Net Asset Value, End of Period	$13.00		$12.43	$12.22	$11.07	$15.32	$12.57

Total Return (%) (c)	12.00	(d)	9.12	23.30	(20.37)	30.82	6.00	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.94	0.95	0.93	0.92	0.93
Net ratio of expenses to average net assets (%) (g)	0.86	(f)	0.93	0.94	0.92	0.91	0.92
Ratio of net investment income (loss) to average net assets (%)	1.98	(f)	1.47	1.95	1.64	1.56	2.26	(b)
Portfolio turnover rate (%)	2	(d)	18	14	16	5	8
Net assets, end of period (in millions)	$620.0		$636.0	$594.9	$495.7	$647.6	$585.6

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.33		$12.13	$10.99	$15.22	$12.50	$12.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.13	0.19	0.19	0.18	0.25	(b)
Net realized and unrealized gain (loss)	1.37		0.74	2.19	(3.02)	3.50	0.44

Total income (loss) from investment operations	1.48		0.87	2.38	(2.83)	3.68	0.69

Less Distributions
Distributions from net investment income	(0.21)		(0.26)	(0.13)	(0.37)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.70)		(0.41)	(1.11)	(1.03)	(0.67)	(0.83)

Total distributions	(0.91)		(0.67)	(1.24)	(1.40)	(0.96)	(1.08)

Net Asset Value, End of Period	$12.90		$12.33	$12.13	$10.99	$15.22	$12.50

Total Return (%) (c)	11.86	(d)	8.79	23.03	(20.56)	30.45	5.83	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	(f)	1.19	1.20	1.18	1.17	1.18
Net ratio of expenses to average net assets (%) (g)	1.11	(f)	1.18	1.19	1.17	1.16	1.17
Ratio of net investment income (loss) to average net assets (%)	1.74	(f)	1.23	1.70	1.39	1.29	2.01	(b)
Portfolio turnover rate (%)	2	(d)	18	14	16	5	8
Net assets, end of period (in millions)	$84.5		$85.0	$84.3	$74.7	$93.5	$76.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $135,698 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $1,545,461. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,562,084. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(181,834)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$15,964,927	$0	$107,558,102

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,892,959	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150% 0.100%	Of the first $100 million On amounts in excess of $100 million

An identical expense agreement was in place for the period March 1, 2021 to April 30, 2021.

Prior to March 1, 2021, the Adviser had agreed, for the period April 30, 2020 to February 28, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $100 million

Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$592,271,147

Gross unrealized appreciation	243,361,684
Gross unrealized depreciation	(100,909,564)

Net unrealized appreciation (depreciation)	$142,452,120

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$18,017,578	$8,431,412	$22,858,781	$56,894,728	$40,876,359	$65,326,140

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,507,356	$30,490,143	$101,814,893	$—	$148,812,392

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Brighthouse/Wellington Balanced Portfolio returned 8.11%, 7.98%, and 7.99%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg Barclays U.S. Aggregate Bond Index², returned 15.25% and -1.60%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 8.28%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The U.S. Federal Reserve (the “Fed”) also raised its median economic growth projection for 2021 to 6.5%, up from 4.2% in December in light of the accelerating vaccine rollout and fiscal stimulus. Corporate earnings remained a bright spot in the U.S. economy, with companies providing upward revisions to their forward earnings estimates along with optimistic commentary and sentiment. In the second quarter, U.S. equities continued to rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The Fed held steadfast in its view that elevated price pressures should prove transitory, but rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest rate hikes in 2023. This hawkish shift in expectations triggered a rotation from value and cyclically sensitive stocks to growth stocks toward the end of the quarter. A bipartisan group of U.S. Senators reached an agreement with President Joe Biden on an infrastructure package worth approximately $1.2 trillion. The package faces considerable legislative hurdles, with Democratic Party leaders insisting the plan could only advance in tandem with a much larger social policy bill funded through higher corporate taxes, which have historically been opposed by Republicans.

Returns varied by market cap. Mid-cap stocks, as measured by the S&P MidCap 400 Index, outperformed large-cap and small-cap stocks, as measured by the S&P 500 Index and Russell 2000 Index, respectively.

Global fixed income sectors generated mixed returns during the period, led by lower quality sectors. Sovereign yields moved sharply in the first quarter on an improving growth outlook and reinforced the reflation narrative but flattened at the end of the period as central banks indicated more hawkish policy stances. Credit spreads tightened throughout the period as vaccination rates increased, economic data further recovered, and credit fundamentals continued to improve. Global gross domestic product growth continued to recover during the first quarter as progress on vaccinations enabled economies to reopen, though it contracted further in Europe and Japan. The U.S. labor market continued to improve while the housing market remained supported by low mortgage rates and scarce supply. Signs of divergence appeared from the synchronized accommodative global monetary policy since the onset of the pandemic. The Fed acknowledged discussing when it ought to start tapering its large-scale asset purchases amid the ongoing economic rebound and mounting inflationary pressures and updated its forecast to begin hiking rates in 2023. The European Central Bank and Bank of England reduced their weekly pace of quantitative easing purchases. The U.S. dollar strengthened versus most currencies.

Absolute returns were mixed for fixed income sectors over the period with Investment Grade (“IG”) sectors largely generating negative returns and lower quality sectors generating positive returns. On an excess return basis, the lowest-rated sectors were among the best performers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the six-month period ended June 30, 2021.

The Equity Portfolio underperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2021. Weak stock selection within the Information Technology, Consumer Staples, and Real Estate sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Communication Services, Health Care and Utilities sectors.

Top relative detractors included an overweight position in Global Payments (Information Technology), an underweight position in NVIDIA (Information Technology), and an out-of-benchmark position in Performance Food Group (Consumer Staples). The Portfolio initiated a small position in NVIDIA during the period and continued to hold Global Payments and Performance Food Group. Among the Equity Portfolio’s largest individual relative contributors included positioning in JPMorgan Chase (Financials), an overweight position in Charles Schwab (Financials), and an underweight position in Apple (Information Technology). The Portfolio exited its position in JPMorgan during the period but continued to hold Charles Schwab and Apple at the end of the period.

The Equity Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the primary driver of performance. On an absolute basis, the Portfolio ended the period with most of its exposure to the Information Technology, Health Care, and Communication Services sectors.

The Fixed Income Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the six-month period

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

ended June 30, 2021. The Portfolio’s overweight positioning within IG credit contributed to relative outperformance as credit spreads compressed, particularly within taxable municipal bonds. An allocation to structured finance sectors contributed overall as positive effects from positioning within Non-Agency Mortgage-Backed Securities (“MBS”), Commercial MBS (“CMBS”), Asset-Backed Securities (“ABS”), and Collateralized Loan Obligations (“CLOs”) more than offset negative effects from positioning within Agency MBS. Out-of-benchmark exposure to High Yield (“HY”) and Bank Loans were additive over the period. The Portfolio implemented tactical duration positions throughout the period which had a slightly negative impact on relative performance. Select exposure within Emerging Markets (“EM”) Debt contributed favorably to performance as spreads tightened.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and IG, HY, and EM CDS index positions were used as a source of liquidity and to manage overall Portfolio risk. IG CDS positions had a positive impact on performance during the period, while EM CDS detracted and HY CDS had a neutral impact.

At the end of the period, the Fixed Income Portfolio had a slightly short duration posture. The Portfolio continued to be positioned for rising inflation expectations by maintaining an allocation to Treasury Inflation-Protected Securities. The team acknowledged rich valuations across credit sectors at period end, which could leave credit investors vulnerable to negative returns if a new tail risk hits the market. However, the Portfolio’s other quantitative indicators were mostly positive—corporate behavior remained conservative, monetary policy remained accommodative, and market technicals were very strong. The Portfolio was underweight IG credit by the end of the period, as the team continued to favor BB-rated HY, bank loan, and EM corporate and sovereign exposures. The Portfolio continued to be overweight securitized sectors (Agency MBS, ABS, CMBS, Non-Agency RMBS).

At the end of the period, the Portfolio’s asset allocation break-down was approximately a 61% allocation to the Equity Portfolio and a 39% allocation to the Fixed Income Portfolio. This was unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	8.11	25.89	12.43	10.65
Class B	7.98	25.64	12.16	10.38
Class E	7.99	25.67	12.26	10.48
S&P 500 Index	15.25	40.79	17.65	14.84
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39
Blended Index	8.28	23.02	11.90	10.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Equity Sectors

% of Net Assets
Information Technology	13.2
Health Care	9.4
Communication Services	8.2
Financials	7.4
Consumer Discretionary	6.6

Top Equity Holdings

% of Net Assets
Microsoft Corp.	3.3
Amazon.com, Inc.	3.1
Alphabet, Inc.	2.9
Apple, Inc.	2.4
Facebook, Inc.	1.9

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	23.0
Corporate Bonds & Notes	12.6
Mortgage-Backed Securities	5.4
Asset-Backed Securities	3.3
Foreign Government	2.3

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities 30 Yr. Pool	8.4
U.S. Treasury Bonds	5.2
Ginnie Mae II 30 Yr. Pool	2.6
U.S. Treasury Notes	1.7
Fannie Mae 30 Yr. Pool	1.5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.48%	$1,000.00	$1,081.10	$2.48
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,079.80	$3.76
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$1,079.90	$3.25
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Common Stocks—60.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Boeing Co. (The) (a)	20,880	$5,002,013
Lockheed Martin Corp.	15,757	5,961,661
Raytheon Technologies Corp.	94,770	8,084,828

		19,048,502

Air Freight & Logistics—0.4%
FedEx Corp.	17,910	5,343,090

Airlines—0.1%
JetBlue Airways Corp. (a)	107,476	1,803,447

Automobiles—0.4%
Tesla, Inc. (a)	8,150	5,539,555

Banks—1.3%
Bank of America Corp.	448,220	18,480,111

Beverages—0.8%
Constellation Brands, Inc. - Class A	33,303	7,789,239
Monster Beverage Corp. (a)	47,686	4,356,116

		12,145,355

Biotechnology—1.2%
Alnylam Pharmaceuticals, Inc. (a)	2,760	467,875
ALX Oncology Holdings, Inc. (a)	1,300	71,084
Amicus Therapeutics, Inc. (a) (b)	18,230	175,737
Apellis Pharmaceuticals, Inc. (a) (b)	9,536	602,675
Arena Pharmaceuticals, Inc. (a) (b)	4,270	291,214
Ascendis Pharma A/S (ADR) (a)	2,379	312,958
BioAtla, Inc. (a) (b)	3,447	146,084
Biogen, Inc. (a)	5,186	1,795,756
Celldex Therapeutics, Inc. (a) (b)	6,129	204,954
Exact Sciences Corp. (a)	15,884	1,974,540
Immunocore Holdings plc (ADR) (a) (b)	4,296	167,759
Incyte Corp. (a)	8,072	679,097
Kodiak Sciences, Inc. (a) (b)	2,601	241,893
Mersana Therapeutics, Inc. (a) (b)	13,203	179,297
Mirati Therapeutics, Inc. (a)	2,218	358,274
Myovant Sciences, Ltd. (a) (b)	162,020	3,689,195
Regeneron Pharmaceuticals, Inc. (a)	3,417	1,908,531
REVOLUTION Medicines, Inc. (a) (b)	5,811	184,441
Rocket Pharmaceuticals, Inc. (a) (b)	6,348	281,153
Seagen, Inc. (a)	5,488	866,446
TCR2 Therapeutics, Inc. (a) (b)	11,552	189,568
Turning Point Therapeutics, Inc. (a) (b)	3,993	311,534
Vertex Pharmaceuticals, Inc. (a)	10,672	2,151,795
Verve Therapeutics, Inc. (a) (b)	5,850	352,463

		17,604,323

Building Products—0.5%
Johnson Controls International plc	74,377	5,104,493
Trane Technologies plc	14,404	2,652,353

		7,756,846

Capital Markets—3.1%
Ares Management Corp. - Class A	92,300	5,869,357
Charles Schwab Corp. (The)	234,152	17,048,607
CME Group, Inc.	27,516	5,852,103
Hamilton Lane, Inc. - Class A	24,468	2,229,524
Morgan Stanley	58,907	5,401,183
S&P Global, Inc. (b)	13,792	5,660,927
StepStone Group, Inc. - Class A	66,096	2,273,702

		44,335,403

Chemicals—1.5%
Cabot Corp.	45,069	2,565,778
Celanese Corp.	22,594	3,425,250
FMC Corp.	29,052	3,143,426
Ingevity Corp. (a)	17,291	1,406,796
Linde plc	20,664	5,973,962
Livent Corp. (a) (b)	41,310	799,762
PPG Industries, Inc.	28,267	4,798,889

		22,113,863

Commercial Services & Supplies—0.3%
Waste Management, Inc.	25,861	3,623,385

Construction & Engineering—0.0%
Dycom Industries, Inc. (a)	6,487	483,476

Consumer Finance—0.8%
American Express Co.	58,387	9,647,284
OneMain Holdings, Inc.	38,853	2,327,683

		11,974,967

Containers & Packaging—0.1%
Ball Corp.	15,649	1,267,882

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a)	101,161	1,116,817

Diversified Financial Services—0.4%
Equitable Holdings, Inc.	162,238	4,940,147
Voya Financial, Inc.	14,360	883,140

		5,823,287

Electric Utilities—1.6%
Duke Energy Corp.	71,560	7,064,403
Edison International	74,996	4,336,269
Exelon Corp.	115,988	5,139,428
FirstEnergy Corp.	156,916	5,838,845

		22,378,945

Energy Equipment & Services—0.1%
Schlumberger NV	65,964	2,111,508

Entertainment—0.6%
Electronic Arts, Inc.	18,890	2,716,949

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—(Continued)
Netflix, Inc. (a)	10,435	$5,511,871

		8,228,820

Equity Real Estate Investment Trusts—1.3%
American Tower Corp.	19,281	5,208,569
Public Storage	5,845	1,757,533
Rexford Industrial Realty, Inc.	57,285	3,262,381
Ryman Hospitality Properties, Inc. (a)	41,137	3,248,178
Welltower, Inc.	59,374	4,933,979

		18,410,640

Food & Staples Retailing—1.4%
Performance Food Group Co. (a)	233,384	11,316,790
Sysco Corp.	71,331	5,545,985
U.S. Foods Holding Corp. (a)	72,454	2,779,336

		19,642,111

Food Products—1.5%
Bunge, Ltd.	51,926	4,058,017
Lamb Weston Holdings, Inc.	71,401	5,759,205
Mondelez International, Inc. - Class A	149,389	9,327,849
UTZ Brands, Inc. (b)	89,002	1,939,353

		21,084,424

Health Care Equipment & Supplies—2.5%
Align Technology, Inc. (a)	4,633	2,830,763
Baxter International, Inc.	64,821	5,218,090
Boston Scientific Corp. (a)	150,284	6,426,144
Danaher Corp.	30,057	8,066,097
Edwards Lifesciences Corp. (a)	47,798	4,950,439
Insulet Corp. (a)	8,782	2,410,747
Intuitive Surgical, Inc. (a)	6,507	5,984,097

		35,886,377

Health Care Providers & Services—2.0%
Agilon Health, Inc. (a)	55,500	2,251,635
Anthem, Inc.	12,488	4,767,918
Centene Corp. (a)	61,818	4,508,387
HCA Healthcare, Inc.	10,182	2,105,027
Humana, Inc.	10,864	4,809,710
Laboratory Corp. of America Holdings (a)	6,218	1,715,235
Lifestance Health Group, Inc. (a)	26,727	744,614
McKesson Corp.	6,974	1,333,708
UnitedHealth Group, Inc.	14,187	5,681,042

		27,917,276

Hotels, Restaurants & Leisure—1.4%
Airbnb, Inc. - Class A (a) (b)	37,414	5,729,580
Caesars Entertainment, Inc. (a)	39,009	4,047,184
Chipotle Mexican Grill, Inc. (a)	2,924	4,533,194
Darden Restaurants, Inc.	20,625	3,011,044
Hyatt Hotels Corp. - Class A (a) (b)	32,401	2,515,613

		19,836,615

Industrial Conglomerates—0.1%
General Electric Co.	103,462	1,392,599

Insurance—1.9%
American Financial Group, Inc.	16,316	2,034,931
American International Group, Inc.	83,543	3,976,647
Assurant, Inc.	22,146	3,458,762
Assured Guaranty, Ltd.	42,876	2,035,752
Chubb, Ltd.	30,656	4,872,465
Hartford Financial Services Group, Inc. (The)	37,900	2,348,663
Marsh & McLennan Cos., Inc.	25,478	3,584,245
Oscar Health, Inc. - Class A (a) (b)	63,960	1,375,140
Trupanion, Inc. (a) (b)	26,937	3,100,449

		26,787,054

Interactive Media & Services—5.4%
Alphabet, Inc. - Class A (a)	16,919	41,312,645
Facebook, Inc. - Class A (a)	76,500	26,599,815
Match Group, Inc. (a)	27,452	4,426,635
Snap, Inc. - Class A (a)	65,124	4,437,549

		76,776,644

Internet & Direct Marketing Retail—3.3%
Amazon.com, Inc. (a)	12,810	44,068,450
Booking Holdings, Inc. (a)	1,411	3,087,395

		47,155,845

IT Services—2.9%
FleetCor Technologies, Inc. (a)	8,182	2,095,083
Genpact, Ltd.	60,085	2,729,661
Global Payments, Inc.	57,719	10,824,621
GoDaddy, Inc. - Class A (a)	49,911	4,340,261
PayPal Holdings, Inc. (a)	28,801	8,394,915
Shopify, Inc. - Class A (a)	3,221	4,705,817
Snowflake, Inc. - Class A (a)	1,502	363,184
Visa, Inc. - A Shares	26,834	6,274,326
WEX, Inc. (a)	7,582	1,470,150

		41,198,018

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	35,236	5,208,233
ICON plc (a) (b)	4,070	841,310
Illumina, Inc. (a)	9,120	4,315,675
Syneos Health, Inc. (a)	23,619	2,113,664

		12,478,882

Machinery—1.5%
Fortive Corp.	77,469	5,402,688
Ingersoll Rand, Inc. (a)	113,687	5,549,063
Kennametal, Inc.	31,734	1,139,885
Otis Worldwide Corp.	35,001	2,862,032
Parker-Hannifin Corp.	3,243	995,958
Rexnord Corp.	21,161	1,058,896
Westinghouse Air Brake Technologies Corp.	51,023	4,199,193

		21,207,715

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Media—2.0%
Charter Communications, Inc. - Class A (a) (b)	18,457	$13,315,803
DISH Network Corp. - Class A (a)	61,306	2,562,591
New York Times Co. (The) - Class A	41,753	1,818,343
Omnicom Group, Inc.	132,373	10,588,516

		28,285,253

Metals & Mining—0.0%
Foresight Energy LLC (a)	1,359	12,230

Oil, Gas & Consumable Fuels—1.7%
ConocoPhillips	77,095	4,695,085
Marathon Petroleum Corp.	46,367	2,801,494
Pioneer Natural Resources Co.	12,265	1,993,308
Royal Dutch Shell plc - Class A (ADR) (b)	143,993	5,817,317
Royal Dutch Shell plc - Class B (ADR)	245,273	9,523,951

		24,831,155

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	9,021	2,869,400

Pharmaceuticals—2.9%
AstraZeneca plc (ADR) (b)	101,584	6,084,882
Bristol-Myers Squibb Co.	91,212	6,094,786
Elanco Animal Health, Inc. (a)	103,851	3,602,591
Eli Lilly and Co.	42,055	9,652,463
Novartis AG (ADR)	28,244	2,576,982
Pfizer, Inc.	267,354	10,469,583
Reata Pharmaceuticals, Inc. - Class A (a)	1,774	251,074
Royalty Pharma plc - Class A	7,424	304,310
Theravance Biopharma, Inc. (a) (b)	123,761	1,797,010

		40,833,681

Professional Services—0.6%
Equifax, Inc.	3,009	720,686
IHS Markit, Ltd.	46,027	5,185,402
Legalzoom.com, Inc.	12,400	469,340
TransUnion	5,762	632,725
TriNet Group, Inc. (a)	35,632	2,582,607

		9,590,760

Road & Rail—0.2%
CSX Corp.	51,744	1,659,947
J.B. Hunt Transport Services, Inc.	4,045	659,133
Knight-Swift Transportation Holdings, Inc.	26,465	1,203,099

		3,522,179

Semiconductors & Semiconductor Equipment—3.0%
Advanced Micro Devices, Inc. (a)	90,068	8,460,087
KLA Corp.	11,142	3,612,348
Lattice Semiconductor Corp. (a)	39,233	2,204,110
Marvell Technology, Inc.	108,246	6,313,989
Micron Technology, Inc. (a)	78,740	6,691,325
NVIDIA Corp.	2,789	2,231,479
Skyworks Solutions, Inc.	10,534	2,019,894
Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
Teradyne, Inc.	23,111	3,095,950
Texas Instruments, Inc.	43,280	8,322,744

		42,951,926

Software—5.0%
Adobe, Inc. (a)	6,689	3,917,346
Avalara, Inc. (a)	7,773	1,257,671
Ceridian HCM Holding, Inc. (a)	3,546	340,132
Guidewire Software, Inc. (a)	12,650	1,425,908
Microsoft Corp.	175,754	47,611,759
Q2 Holdings, Inc. (a)	12,477	1,279,891
Rapid7, Inc. (a)	9,884	935,323
Salesforce.com, Inc. (a)	32,763	8,003,018
SentinelOne, Inc. - Class A	8,100	344,250
ServiceNow, Inc. (a)	5,199	2,857,110
UiPath, Inc. - Class A (a) (b)	2,197	149,242
Varonis Systems, Inc. (a) (b)	18,480	1,064,818
Workday, Inc. - Class A (a)	11,494	2,744,078

		71,930,546

Specialty Retail—0.9%
Ross Stores, Inc.	29,722	3,685,528
TJX Cos., Inc. (The)	81,122	5,469,245
Ulta Beauty, Inc. (a)	9,813	3,393,041

		12,547,814

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	252,357	34,562,815

Textiles, Apparel & Luxury Goods—0.6%
PVH Corp. (a)	36,893	3,969,318
Tapestry, Inc. (a)	110,935	4,823,454

		8,792,772

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. (a)	30,648	4,438,750

Total Common Stocks (Cost $629,734,640)		866,123,063

U.S. Treasury & Government Agencies—23.0%

Agency Sponsored Mortgage - Backed—15.8%
Fannie Mae 15 Yr. Pool
3.000%, 07/01/28	756,220	800,536
3.000%, 02/01/31	91,607	96,917
3.000%, 08/01/33	255,223	269,645
4.000%, 04/01/26	15,709	16,739
4.000%, 02/01/29	329,938	350,607
4.500%, 06/01/24	44,802	46,955
4.500%, 02/01/25	17,461	18,381
4.500%, 04/01/25	2,760	2,901
4.500%, 07/01/25	11,314	11,894

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 06/01/26	293,552	$309,852
Fannie Mae 20 Yr. Pool
3.000%, 03/01/37	463,047	487,540
5.000%, 02/01/23	8,386	9,166
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	480,676	514,664
3.000%, 03/01/43	614,222	656,858
3.000%, 04/01/43	577,466	617,727
3.000%, 05/01/43	1,542,695	1,649,611
3.000%, 06/01/43	190,920	204,976
3.500%, 03/01/43	23,621	25,599
3.500%, 05/01/43	52,209	56,447
3.500%, 07/01/43	126,640	137,207
3.500%, 08/01/43	179,623	192,276
3.500%, 10/01/44	196,572	213,353
3.500%, 02/01/45	207,935	222,708
3.500%, 01/01/46	243,604	260,137
3.500%, 03/01/46	186,806	199,638
3.500%, 09/01/46	375,692	400,420
3.500%, 10/01/46	149,855	159,123
3.500%, 11/01/46	148,889	161,609
3.500%, 12/01/46	826,068	892,084
3.500%, 05/01/47	341,072	364,029
3.500%, 09/01/47	675,906	717,651
3.500%, 12/01/47	91,571	98,335
3.500%, 01/01/48	413,199	436,543
3.500%, 02/01/48	460,262	488,583
3.500%, 07/01/48	500,191	533,557
3.500%, 11/01/48	106,064	111,605
3.500%, 01/01/50	1,317,566	1,391,353
4.000%, 10/01/40	416,231	457,524
4.000%, 11/01/40	163,274	177,956
4.000%, 12/01/40	113,732	123,891
4.000%, 02/01/41	59,364	64,832
4.000%, 03/01/41	153,791	168,071
4.000%, 08/01/42	92,236	100,792
4.000%, 09/01/42	158,285	174,055
4.000%, 03/01/45	19,620	21,468
4.000%, 07/01/45	131,163	144,207
4.000%, 05/01/46	49,565	53,462
4.000%, 06/01/46	138,653	150,050
4.000%, 04/01/47	167,575	181,948
4.000%, 10/01/47	747,140	802,109
4.000%, 09/01/48	363,521	387,524
4.000%, 01/01/49	567,551	604,910
4.500%, 10/01/40	338,841	375,981
4.500%, 09/01/41	33,732	37,634
4.500%, 10/01/41	156,888	174,135
4.500%, 08/01/42	52,043	57,511
4.500%, 09/01/43	901,744	1,002,525
4.500%, 10/01/43	119,124	132,164
4.500%, 12/01/43	93,729	104,194
4.500%, 01/01/44	293,982	326,766
4.500%, 04/01/49	272,428	293,456
5.000%, 04/01/33	1,403	1,554

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/33	5,836	6,606
5.000%, 09/01/33	89,475	101,317
5.000%, 11/01/33	23,528	26,821
5.000%, 12/01/33	9,239	10,511
5.000%, 02/01/34	4,199	4,694
5.000%, 03/01/34	2,011	2,291
5.000%, 04/01/34	1,887	2,149
5.000%, 06/01/34	1,853	2,116
5.000%, 07/01/34	27,146	31,017
5.000%, 10/01/34	65,767	74,710
5.000%, 07/01/35	47,430	54,117
5.000%, 10/01/35	52,421	59,700
5.000%, 12/01/35	41,277	47,145
5.000%, 08/01/36	35,075	40,016
5.000%, 07/01/37	21,035	23,918
5.000%, 07/01/41	28,904	32,503
5.000%, 08/01/41	13,933	15,941
5.000%, 03/01/49	1,937,962	2,128,976
5.500%, 08/01/28	18,912	21,054
5.500%, 04/01/33	26,203	30,223
5.500%, 08/01/37	152,300	176,117
5.500%, 04/01/41	11,409	13,046
6.000%, 03/01/28	773	866
6.000%, 02/01/34	108,138	124,304
6.000%, 08/01/34	56,574	65,114
6.000%, 04/01/35	478,593	559,819
6.000%, 02/01/38	35,836	42,403
6.000%, 03/01/38	13,204	15,670
6.000%, 05/01/38	38,493	45,622
6.000%, 10/01/38	9,931	11,603
6.000%, 12/01/38	14,478	17,175
6.500%, 05/01/40	271,461	320,974
Fannie Mae ARM Pool
2.125%, 12M LIBOR + 1.750%, 03/01/41 (d)	4,493	4,501
2.276%, 12M LIBOR + 1.771%, 06/01/41 (d)	62,007	65,328
2.409%, 12M LIBOR + 1.820%, 09/01/41 (d)	38,886	41,068
2.454%, 12M LIBOR + 1.956%, 12/01/40 (d)	10,442	10,788
Fannie Mae Connecticut Avenue Securities (CMO)
3.642%, 1M LIBOR + 3.550%, 07/25/29 (d)	267,121	277,316
4.442%, 1M LIBOR + 4.350%, 05/25/29 (d)	425,840	446,372
4.992%, 1M LIBOR + 4.900%, 11/25/24 (d)	129,103	133,481
5.792%, 1M LIBOR + 5.700%, 04/25/28 (d)	85,733	90,825
6.092%, 1M LIBOR + 6.000%, 09/25/28 (d)	58,470	61,707
Fannie Mae Interest Strip (CMO)
2.000%, 09/25/39	215,371	218,810
4.000%, 05/25/27 (f)	127,914	7,391
Fannie Mae Pool
2.430%, 08/01/26	193,603	205,213
3.240%, 12/01/26	77,261	85,097
3.410%, 08/01/27	454,577	507,371
3.500%, 09/01/57	1,410,006	1,531,948
3.500%, 05/01/58	836,519	904,917
4.000%, 06/01/41	509,928	555,025
4.500%, 01/01/51	970,519	1,081,941

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (g)	17,072	$15,386
Zero Coupon, 06/25/36 (g)	142,434	134,085
Zero Coupon, 06/25/41 (g)	158,855	149,047
1.699%, 08/25/44 (d) (f)	283,043	21,205
1.736%, 05/25/46 (d) (f)	357,221	20,013
1.750%, 12/25/42	338,782	344,482
1.797%, 04/25/55 (d) (f)	371,454	19,795
1.843%, 06/25/55 (d) (f)	282,148	16,435
2.000%, 08/25/43	46,059	46,363
2.500%, 06/25/28 (f)	87,401	4,688
3.000%, 02/25/27 (f)	185,871	7,954
3.000%, 09/25/27 (f)	74,439	4,696
3.000%, 01/25/28 (f)	488,217	29,342
3.000%, 05/25/47	172,688	178,313
3.000%, 08/25/49	573,077	601,348
3.500%, 05/25/27 (f)	211,679	14,332
3.500%, 10/25/27 (f)	137,679	10,058
3.500%, 05/25/30 (f)	159,429	14,370
3.500%, 08/25/30 (f)	46,482	3,911
3.500%, 02/25/31 (f)	90,963	5,559
3.500%, 03/25/34 (f)	1,759,174	114,922
3.500%, 09/25/35 (f)	105,858	12,397
3.500%, 11/25/39 (f)	866,157	93,265
3.500%, 04/25/46	157,546	176,257
3.500%, 10/25/46 (f)	104,366	17,773
3.500%, 02/25/48	131,767	138,121
3.500%, 12/25/58	855,959	933,027
4.000%, 03/25/42 (f)	68,462	6,714
4.000%, 11/25/42 (f)	40,280	5,572
4.500%, 07/25/27 (f)	52,954	2,719
5.000%, 12/25/43 (f)	442,841	78,252
5.000%, 06/25/48 (f)	522,219	92,037
5.486%, 05/25/42 (d) (f)	23,743	1,921
5.500%, 04/25/35	243,530	278,320
5.500%, 04/25/37	74,572	86,316
5.500%, 11/25/40 (f)	520,793	75,268
5.500%, 09/25/44 (f)	349,108	70,700
5.500%, 06/25/48 (f)	365,153	69,101
6.000%, 01/25/42 (f)	331,185	36,578
6.000%, 09/25/47 (f)	243,454	50,620
Fannie Mae-ACES
0.420%, 01/25/30 (d) (f)	2,034,311	44,094
1.331%, 06/25/34 (d) (f)	4,247,217	489,377
1.562%, 05/25/29 (d) (f)	2,666,986	240,757
2.576%, 01/25/22 (d) (f)	103,857	891
3.329%, 10/25/23 (d)	340,067	358,804
Freddie Mac 15 Yr. Gold Pool
3.000%, 07/01/28	296,546	313,896
3.000%, 08/01/29	188,556	200,096
3.000%, 04/01/33	397,808	419,451
Freddie Mac 15 Yr. Pool 3.000%, 10/01/32	374,101	395,137
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/36	577,532	606,399
3.000%, 01/01/37	390,572	410,179

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
3.500%, 08/01/34	354,418	380,057
5.000%, 03/01/27	34,328	37,612
5.000%, 02/01/28	120,713	132,292
5.000%, 03/01/28	61,076	66,924
5.000%, 05/01/28	204,773	224,427
5.000%, 05/01/30	201,958	223,366
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/44	7,409	7,807
3.000%, 08/01/46	690,913	727,677
3.000%, 10/01/46	706,757	748,090
3.000%, 11/01/46	1,437,678	1,523,089
3.000%, 12/01/46	430,061	454,973
3.000%, 01/01/47	420,742	445,056
3.500%, 08/01/42	77,348	84,989
3.500%, 11/01/42	104,759	113,586
3.500%, 06/01/46	110,580	118,036
3.500%, 10/01/47	467,396	494,804
3.500%, 03/01/48	383,966	416,013
3.500%, 07/01/51	700,000	741,426
4.000%, 05/01/42	365,936	399,838
4.000%, 08/01/42	109,457	119,652
4.000%, 09/01/42	191,941	211,146
4.000%, 07/01/44	17,095	18,410
4.000%, 02/01/46	169,158	184,725
4.000%, 09/01/48	58,586	62,579
4.500%, 09/01/43	51,054	56,307
4.500%, 11/01/43	533,701	593,354
5.000%, 03/01/38	38,415	44,025
5.000%, 05/01/39	4,449	5,099
5.000%, 06/01/41	284,513	321,851
5.000%, 03/01/49	185,642	204,041
5.500%, 07/01/33	60,583	69,865
5.500%, 04/01/39	27,195	31,612
5.500%, 06/01/41	100,769	117,134
Freddie Mac 30 Yr. Pool
3.500%, 12/01/47	164,702	177,118
3.500%, 12/01/48	316,862	334,597
5.000%, 06/01/49	263,210	289,122
Freddie Mac ARM Non-Gold Pool 2.275%, 12M LIBOR + 1.900%, 02/01/41 (d)	23,860	24,563
Freddie Mac Multifamily Structured Pass-Through Certificates
0.740%, 03/25/27 (d) (f)	4,305,279	135,103
0.751%, 10/25/26 (d) (f)	1,150,908	34,155
0.887%, 06/25/27 (d) (f)	2,439,644	96,944
0.974%, 11/25/30 (d) (f)	964,290	68,958
1.124%, 11/25/53 (d) (f)	1,671,438	136,323
1.213%, 06/25/30 (d) (f)	3,046,307	270,538
1.248%, 02/25/52 (d) (f)	2,515,216	211,506
1.526%, 06/25/22 (d) (f)	1,625,164	12,481
1.536%, 05/25/30 (d) (f)	2,363,388	264,250
1.681%, 05/25/30 (d) (f)	1,488,586	181,108
1.724%, 03/25/22 (d) (f)	1,156,834	5,510
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (g)	14,340	13,683
1.750%, 10/15/42	220,818	225,738

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
2.500%, 05/15/28 (f)	98,265	$5,815
3.000%, 03/15/28 (f)	225,736	14,180
3.000%, 05/15/32 (f)	105,689	4,882
3.000%, 03/15/33 (f)	105,460	9,470
3.000%, 08/15/43	1,056,000	1,111,311
3.000%, 05/15/46	371,730	388,234
3.250%, 11/15/41	140,953	152,600
3.500%, 06/15/26 (f)	61,731	1,128
3.500%, 09/15/26 (f)	45,691	2,615
3.500%, 03/15/27 (f)	64,280	3,539
3.500%, 03/15/41 (f)	129,018	7,306
4.000%, 07/15/27 (f)	237,096	12,304
4.000%, 03/15/28 (f)	121,340	6,877
4.000%, 06/15/28 (f)	66,621	4,227
4.000%, 07/15/30 (f)	155,655	13,823
4.000%, 05/25/40 (f)	529,239	69,373
4.750%, 07/15/39	321,226	363,107
5.000%, 09/15/33 (f)	130,617	21,450
5.000%, 02/15/48 (f)	192,796	38,290
5.500%, 08/15/33	33,436	38,479
5.500%, 07/15/36	79,390	92,428
5.500%, 06/15/46	104,241	121,774
6.500%, 07/15/36	100,988	115,195
6.500%, 04/15/39 (f)	482,500	100,023
Freddie Mac STACR Trust (CMO)
1.942%, 1M LIBOR + 1.850%, 09/25/49 (144A) (d)	343,975	345,315
2.142%, 1M LIBOR + 2.050%, 07/25/49 (144A) (d)	465,203	469,291
2.442%, 1M LIBOR + 2.350%, 02/25/49 (144A) (d)	846,986	855,718
2.542%, 1M LIBOR + 2.450%, 03/25/49 (144A) (d)	548,996	557,535
Ginnie Mae I 30 Yr. Pool
3.000%, 12/15/44	20,999	22,579
3.000%, 02/15/45	34,011	35,654
3.000%, 04/15/45	332,573	348,684
3.000%, 05/15/45	885,290	928,803
3.000%, 07/15/45	13,005	13,608
3.875%, 08/15/42	378,100	420,076
4.000%, 09/15/42	435,445	482,593
4.500%, 04/15/41	298,198	336,000
4.500%, 02/15/42	618,069	695,968
5.000%, 12/15/38	24,155	27,874
5.000%, 04/15/39	452,986	522,747
5.000%, 07/15/39	30,926	35,463
5.000%, 12/15/40	63,746	73,566
5.500%, 12/15/40	232,148	272,904
Ginnie Mae II 30 Yr. Pool
2.500%, 05/20/51	1,395,393	1,443,155
2.500%, 06/20/51	7,400,000	7,676,033
2.500%, TBA (e)	5,145,000	5,324,271
3.000%, TBA (e)	9,925,000	10,355,536
3.500%, 06/20/46	600,919	639,420
3.500%, 07/20/46	143,071	152,263
3.500%, 10/20/46	151,171	161,221
3.500%, 02/20/47	678,289	721,034
3.500%, 08/20/47	129,029	136,824

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 11/20/47	148,693	157,812
3.500%, 03/20/48	191,723	202,982
3.500%, 07/20/49	614,550	645,523
3.500%, 01/20/51	148,416	156,748
3.500%, TBA (e)	4,315,000	4,530,830
4.000%, 08/20/45	494,162	533,686
4.000%, 11/20/47	181,021	196,951
4.000%, 03/20/48	472,646	507,096
4.000%, 07/20/48	1,618,184	1,719,237
4.000%, TBA (e)	157,000	165,788
4.500%, 01/20/46	59,739	66,044
4.500%, TBA (e)	700,000	745,937
5.000%, 10/20/39	9,962	11,334
5.000%, TBA (e)	616,000	663,644
Government National Mortgage Association (CMO)
0.692%, 02/16/53 (d) (f)	1,171,052	27,299
1.750%, 09/20/43	195,575	199,449
2.000%, 01/20/42	170,213	174,142
2.500%, 12/16/39	174,760	182,395
2.500%, 07/20/41	311,248	323,276
3.000%, 09/20/28 (f)	89,983	5,668
3.000%, 05/20/35 (f)	1,152,872	77,448
3.000%, 02/16/43 (f)	83,346	11,322
3.000%, 10/20/47	208,800	216,581
3.500%, 02/16/27 (f)	36,865	2,333
3.500%, 03/20/27 (f)	94,105	6,317
3.500%, 10/20/29 (f)	532,394	46,758
3.500%, 07/20/40 (f)	89,799	4,387
3.500%, 02/20/41 (f)	126,385	4,719
3.500%, 04/20/42 (f)	242,104	19,531
3.500%, 10/20/42 (f)	463,629	71,554
3.500%, 05/20/43 (f)	62,567	9,788
3.500%, 07/20/43 (f)	205,492	24,873
4.000%, 12/16/26 (f)	23,019	1,285
4.000%, 05/20/29 (f)	378,148	22,292
4.000%, 05/16/42 (f)	52,377	6,517
4.000%, 03/20/43 (f)	85,978	14,373
4.000%, 01/20/44 (f)	39,795	7,408
4.000%, 11/20/44 (f)	719,486	103,821
4.000%, 03/20/47 (f)	308,763	38,375
4.500%, 04/20/45 (f)	135,040	26,326
4.500%, 08/20/45 (f)	554,290	106,854
4.500%, 05/20/48 (f)	459,240	69,702
5.000%, 02/16/40 (f)	362,003	65,696
5.000%, 10/16/41 (f)	177,667	29,928
5.000%, 12/20/43 (f)	397,957	87,711
5.000%, 01/16/47 (f)	81,535	15,051
5.500%, 03/20/39 (f)	257,693	37,212
5.500%, 02/16/47 (f)	241,079	41,299
5.500%, 02/20/47 (f)	151,755	27,825
6.000%, 09/20/40 (f)	288,533	48,063
6.000%, 02/20/46 (f)	240,227	42,111
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.000%, TBA (e)	2,280,000	2,351,651

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.500%, TBA (e)	2,565,000	$2,671,875
2.500%, TBA (e)	2,565,000	2,674,714
3.000%, TBA (e)	759,000	797,405
Uniform Mortgage-Backed Securities 30 Yr. Pool
1.500%, TBA (e)	595,000	583,100
2.000%, TBA (e)	79,778,000	80,477,442
2.500%, TBA (e)	18,818,000	19,441,660
3.000%, TBA (e)	9,340,000	9,732,572
3.500%, TBA (e)	2,250,000	2,368,345
4.000%, TBA (e)	3,553,000	3,783,390
4.500%, TBA (e)	2,470,000	2,657,180
6.000%, TBA (e)	1,000,000	1,121,094

		225,821,778

U.S. Treasury—7.2%
U.S. Treasury Bonds
1.250%, 05/15/50	640,000	522,575
1.375%, 11/15/40 (b)	4,870,000	4,374,630
1.625%, 11/15/50	3,460,000	3,107,513
1.875%, 02/15/41	1,015,000	993,590
1.875%, 02/15/51 (b)	4,065,000	3,879,534
2.250%, 05/15/41 (h)	8,150,000	8,479,820
2.250%, 08/15/46	910,000	940,926
2.250%, 08/15/49	2,280,000	2,361,938
2.375%, 05/15/51	1,640,000	1,750,956
2.875%, 08/15/45 (h)	19,040,000	22,010,538
2.875%, 11/15/46 (i)	1,200,000	1,392,750
3.000%, 02/15/47	6,040,000	7,175,331
3.125%, 08/15/44 (h) (j)	6,010,000	7,212,704
3.125%, 05/15/48 (h)	2,465,000	3,006,241
5.000%, 05/15/37	4,660,000	6,791,586
U.S. Treasury Inflation Indexed Bonds
0.875%, 02/15/47 (k)	2,035,058	2,616,746
1.000%, 02/15/48 (h) (k)	276,081	368,000
1.000%, 02/15/49 (k)	371,343	499,693
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/30 (b) (k)	1,655,667	1,826,322
U.S. Treasury Notes
0.625%, 12/31/27 (h)	3,055,000	2,953,445
0.625%, 05/15/30 (h) (i)	5,320,000	4,972,745
0.625%, 08/15/30 (h)	12,245,000	11,407,939
1.625%, 05/15/31	4,705,000	4,777,045

		103,422,567

Total U.S. Treasury & Government Agencies (Cost $331,830,891)		329,244,345

Corporate Bonds & Notes—12.6%

Advertising—0.0%
Lamar Media Corp. 3.750%, 02/15/28	35,000	35,613

Aerospace/Defense—0.2%
Boeing Co. (The)
5.040%, 05/01/27	425,000	490,377
5.150%, 05/01/30	300,000	355,247
General Dynamics Corp. 4.250%, 04/01/40	175,000	214,149
L3Harris Technologies, Inc. 3.850%, 06/15/23	880,000	935,361
Northrop Grumman Corp. 5.150%, 05/01/40	390,000	511,777
Raytheon Technologies Corp.
3.650%, 08/16/23	7,000	7,428
3.950%, 08/16/25	345,000	383,703
4.450%, 11/16/38	285,000	344,853
4.625%, 11/16/48	35,000	45,027

		3,287,922

Agriculture—0.2%
Altria Group, Inc. 2.625%, 09/16/26	140,000	147,361
3.700%, 02/04/51 (b)	305,000	289,336
4.400%, 02/14/26	32,000	36,206
BAT Capital Corp. 2.259%, 03/25/28	610,000	605,424
2.789%, 09/06/24	565,000	593,512
BAT International Finance plc 1.668%, 03/25/26	530,000	529,703
Kernel Holding S.A. 6.500%, 10/17/24	520,000	556,036

		2,757,578

Airlines—0.0%
United Airlines, Inc. 4.625%, 04/15/29 (144A)	15,000	15,525

Apparel—0.1%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	140,000	151,200
William Carter Co. (The) 5.625%, 03/15/27 (144A)	765,000	804,933

		956,133

Auto Manufacturers—0.1%
General Motors Co. 5.200%, 04/01/45	155,000	191,575
6.125%, 10/01/25	120,000	142,056
General Motors Financial Co., Inc. 1.250%, 01/08/26 (b)	270,000	268,201
1.500%, 06/10/26	1,120,000	1,112,694

		1,714,526

Auto Parts & Equipment—0.0%
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	81,000	86,290

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—2.4%
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (d)	120,000	$120,953
2.087%, SOFR + 1.060%, 06/14/29 (d)	550,000	554,450
2.456%, 3M LIBOR + 0.870%, 10/22/25 (d)	485,000	507,356
3.194%, 3M LIBOR + 1.180%, 07/23/30 (d)	45,000	48,445
3.311%, SOFR + 1.580%, 04/22/42 (d)	580,000	613,698
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	450,000	485,188
3.705%, 3M LIBOR + 1.512%, 04/24/28 (d)	935,000	1,033,906
4.083%, 3M LIBOR + 3.150%, 03/20/51 (d)	1,180,000	1,410,000
7.750%, 05/14/38	365,000	576,088
Bank of New York Mellon Corp. (The) 2.100%, 10/24/24	515,000	539,673
BNP Paribas S.A. 1.323%, SOFR + 1.004%, 01/13/27 (144A) (d)	235,000	232,153
2.219%, SOFR + 2.074%, 06/09/26 (144A) (d)	465,000	479,232
Citigroup, Inc. 2.561%, SOFR + 1.167%, 05/01/32 (d)	465,000	473,348
3.200%, 10/21/26	210,000	227,485
3.352%, 3M LIBOR + 0.897%, 04/24/25 (d)	495,000	527,449
3.700%, 01/12/26	640,000	707,752
3.980%, 3M LIBOR + 1.338%, 03/20/30 (d)	425,000	481,375
4.412%, SOFR + 3.914%, 03/31/31 (d)	425,000	496,259
4.450%, 09/29/27	55,000	62,837
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (d)	250,000	257,563
6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (d)	845,000	925,275
Danske Bank A/S 5.000%, 01/12/22 (144A)	430,000	439,977
5.375%, 01/12/24 (144A)	450,000	498,984
Fifth Third Bancorp 2.375%, 01/28/25	375,000	393,153
Goldman Sachs Group, Inc. (The) 1.992%, SOFR + 1.090%, 01/27/32 (d)	225,000	218,519
2.615%, SOFR + 1.281%, 04/22/32 (d)	910,000	929,626
2.905%, 3M LIBOR + 0.990%, 07/24/23 (d)	1,085,000	1,112,225
4.017%, 3M LIBOR + 1.373%, 10/31/38 (d)	155,000	181,756
6.250%, 02/01/41	110,000	163,675
6.750%, 10/01/37	410,000	597,031
HSBC Holdings plc 0.976%, SOFR + 0.708%, 05/24/25 (d)	600,000	599,496
1.589%, SOFR + 1.290%, 05/24/27 (d)	575,000	576,108
4.583%, 3M LIBOR + 1.535%, 06/19/29 (d)	620,000	716,571
JPMorgan Chase & Co.
2.580%, SOFR + 1.250%, 04/22/32 (d)	225,000	230,926
2.956%, SOFR + 2.515%, 05/13/31 (d)	85,000	89,293
3.109%, SOFR + 2.460%, 04/22/41 (d)	205,000	212,676
3.109%, SOFR + 2.440%, 04/22/51 (d)	185,000	190,866
3.157%, SOFR + 1.460%, 04/22/42 (d)	915,000	952,451
3.220%, 3M LIBOR + 1.155%, 03/01/25 (d)	775,000	823,306
3.509%, 3M LIBOR + 0.945%, 01/23/29 (d)	525,000	578,640
3.702%, 3M LIBOR + 1.160%, 05/06/30 (d)	390,000	435,506
3.960%, 3M LIBOR + 1.245%, 01/29/27 (d)	1,475,000	1,642,567
4.005%, 3M LIBOR + 1.120%, 04/23/29 (d)	410,000	463,521
Landsbanki Islands Zero Coupon, 08/25/49 (c) (l) (m)	320,000	0

Banks—(Continued)
Morgan Stanley 1.593%, SOFR + 0.879%, 05/04/27 (d)	740,000	745,236
1.794%, SOFR + 1.034%, 02/13/32 (d)	880,000	845,515
1.928%, SOFR + 1.020%, 04/28/32 (d)	635,000	617,238
3.125%, 07/27/26	180,000	195,026
3.591%, 3M LIBOR + 1.340%, 07/22/28 (d)	550,000	609,263
3.625%, 01/20/27	400,000	443,528
4.000%, 07/23/25	180,000	200,206
5.000%, 11/24/25	322,000	371,226
PNC Bank N.A. 2.700%, 10/22/29	250,000	264,717
PNC Financial Services Group, Inc. (The) 2.200%, 11/01/24	270,000	283,198
Santander Holdings USA, Inc. 3.700%, 03/28/22	330,000	336,815
State Street Corp. 2.354%, SOFR + 0.940%, 11/01/25 (d)	490,000	515,015
2.901%, SOFR + 2.600%, 03/30/26 (d)	225,000	240,232
Truist Bank 2.250%, 03/11/30	1,150,000	1,166,690
UBS Group AG 2.650%, 02/01/22 (144A)	420,000	425,932
5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (d)	250,000	305,331
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (d)	200,000	230,500
UniCredit S.p.A. 6.572%, 01/14/22 (144A)	605,000	623,672
Wells Fargo & Co. 2.406%, SOFR + 1.087%, 10/30/25 (d)	735,000	769,009
3.000%, 04/22/26	310,000	333,330
3.000%, 10/23/26	600,000	647,043
3.750%, 01/24/24	410,000	440,934
4.900%, 11/17/45	290,000	371,934

		33,788,948

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	544,000	589,061
4.750%, 04/15/58	100,000	125,383
5.450%, 01/23/39	788,000	1,039,270
Coca-Cola Co. (The) 2.250%, 01/05/32	920,000	941,890
3.000%, 03/05/51	90,000	93,678
Constellation Brands, Inc. 2.650%, 11/07/22	260,000	267,284
3.150%, 08/01/29	283,000	303,489
Diageo Capital plc 2.000%, 04/29/30	480,000	480,336

		3,840,391

Biotechnology—0.1%
Amgen, Inc.
2.300%, 02/25/31 (b)	320,000	323,764
3.150%, 02/21/40	195,000	203,190
3.375%, 02/21/50	220,000	232,274

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Baxalta, Inc. 3.600%, 06/23/22	17,000	$17,445
Gilead Sciences, Inc. 1.650%, 10/01/30 (b)	865,000	836,125
Royalty Pharma plc 2.200%, 09/02/30 (144A)	170,000	166,679

		1,779,477

Building Materials—0.1%
Builders FirstSource, Inc. 5.000%, 03/01/30 (144A)	490,000	515,211
Standard Industries, Inc. 3.375%, 01/15/31 (144A)	175,000	167,512
4.375%, 07/15/30 (144A)	720,000	742,500
5.000%, 02/15/27 (144A)	10,000	10,356

		1,435,579

Chemicals—0.1%
Chemours Co. (The) 5.375%, 05/15/27	60,000	65,074
DuPont de Nemours, Inc. 4.205%, 11/15/23	625,000	677,070
LYB International Finance III LLC 1.250%, 10/01/25	160,000	159,600
3.800%, 10/01/60	150,000	158,596
Olin Corp. 5.125%, 09/15/27	60,000	62,400

		1,122,740

Commercial Services—0.4%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	1,047,500
Equifax, Inc. 2.600%, 12/15/25	237,000	249,424
Gartner, Inc.
3.625%, 06/15/29 (144A)	155,000	157,325
3.750%, 10/01/30 (144A)	420,000	429,706
4.500%, 07/01/28 (144A)	386,000	407,662
Howard University 2.291%, 10/01/26	100,000	102,303
2.701%, 10/01/29	260,000	264,566
2.801%, 10/01/30	100,000	102,342
2.901%, 10/01/31	100,000	103,433
3.476%, 10/01/41	115,000	117,511
IHS Markit, Ltd. 4.125%, 08/01/23	940,000	1,003,356
Service Corp. International 3.375%, 08/15/30	785,000	769,143
5.125%, 06/01/29	858,000	930,930
United Rentals North America, Inc.
4.000%, 07/15/30	85,000	87,550
4.875%, 01/15/28	65,000	68,933

		5,841,684

Computers—0.3%
Apple, Inc. 2.200%, 09/11/29	810,000	842,106
2.650%, 05/11/50	110,000	108,002
3.450%, 02/09/45	215,000	240,130
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	1,530,000	1,560,600
HP, Inc. 2.200%, 06/17/25	265,000	275,052
3.000%, 06/17/27	265,000	283,787
International Business Machines Corp. 2.950%, 05/15/50	105,000	105,673
4.250%, 05/15/49	100,000	123,482
Leidos, Inc. 3.625%, 05/15/25	235,000	255,374
Western Digital Corp. 4.750%, 02/15/26	60,000	66,675

		3,860,881

Diversified Financial Services—0.4%
BOC Aviation USA Corp. 1.625%, 04/29/24 (144A)	1,040,000	1,048,183
Capital One Financial Corp. 3.900%, 01/29/24	390,000	420,896
GE Capital Funding LLC 4.400%, 05/15/30	475,000	553,533
GE Capital International Funding Co. 4.418%, 11/15/35	400,000	479,392
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,439,166
Mastercard, Inc. 2.950%, 03/15/51	225,000	235,077
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	970,000	997,892

		5,174,139

Electric—1.2%
AES Corp. (The) 3.300%, 07/15/25 (144A)	335,000	357,479
Alabama Power Co. 3.450%, 10/01/49	345,000	374,459
4.150%, 08/15/44	285,000	341,649
Berkshire Hathaway Energy Co. 1.650%, 05/15/31	165,000	158,364
3.250%, 04/15/28	245,000	269,298
Centrais Eletricas Brasileiras S.A. 3.625%, 02/04/25 (144A)	215,000	221,181
Cleco Corporate Holdings LLC
3.375%, 09/15/29	255,000	263,274
4.973%, 05/01/46	20,000	23,910
Commonwealth Edison Co. 3.650%, 06/15/46	325,000	369,545
Dominion Energy South Carolina, Inc. 5.100%, 06/01/65	95,000	137,213
Duke Energy Carolinas LLC 2.550%, 04/15/31	210,000	218,020

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Carolinas LLC
3.450%, 04/15/51	130,000	$144,139
4.250%, 12/15/41	275,000	333,653
Duke Energy Corp. 2.550%, 06/15/31	890,000	900,612
Duke Energy Florida LLC 3.400%, 10/01/46	105,000	114,239
Duke Energy Indiana LLC 2.750%, 04/01/50	390,000	377,440
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	394,896
Duquesne Light Holdings, Inc. 2.775%, 01/07/32 (144A)	260,000	262,001
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	10,172
Evergy, Inc. 2.450%, 09/15/24	165,000	172,795
2.900%, 09/15/29 (b)	345,000	365,602
Exelon Corp. 3.950%, 06/15/25	585,000	643,713
FirstEnergy Corp. 1.600%, 01/15/26	65,000	63,538
2.250%, 09/01/30	335,000	321,204
3.400%, 03/01/50	420,000	410,550
5.350%, 07/15/47	180,000	216,000
Georgia Power Co. 4.300%, 03/15/42	365,000	430,096
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	360,424
4.250%, 05/01/30	985,000	1,106,214
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	445,000	468,347
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	255,000	258,848
MidAmerican Energy Co. 3.150%, 04/15/50	205,000	218,956
3.650%, 08/01/48	85,000	96,962
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	360,000	365,174
2.450%, 12/02/27 (144A)	360,000	362,315
Oglethorpe Power Corp. 3.750%, 08/01/50	65,000	68,604
5.050%, 10/01/48	260,000	326,872
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	110,000	138,220
Pacific Gas & Electric Co. 2.500%, 02/01/31	840,000	787,539
PacifiCorp. 4.125%, 01/15/49	63,000	75,340
4.150%, 02/15/50	80,000	97,249
Public Service Electric & Gas Co. 3.800%, 03/01/46	190,000	223,467
Public Service Enterprise Group, Inc. 2.875%, 06/15/24	415,000	440,019

Electric—(Continued)
Puget Energy, Inc. 3.650%, 05/15/25	470,000	505,737
4.100%, 06/15/30	360,000	402,898
Sempra Energy
3.400%, 02/01/28	365,000	401,069
3.800%, 02/01/38	165,000	183,188
4.000%, 02/01/48	50,000	56,085
Southern California Edison Co. 2.250%, 06/01/30	365,000	358,880
2.850%, 08/01/29	315,000	327,031
3.650%, 02/01/50	65,000	65,006
4.125%, 03/01/48	69,000	73,532
Southern Co. (The) 2.950%, 07/01/23	130,000	135,627
3.250%, 07/01/26	335,000	363,564
Zorlu Yenilenebilir Enerji AS 9.000%, 06/01/26 (144A)	580,000	578,362

		16,740,571

Electronics—0.0%
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	133,650

Energy-Alternate Sources—0.0%
FS Luxembourg Sarl 10.000%, 12/15/25 (144A)	245,000	274,096
Investment Energy Resources, Ltd. 6.250%, 04/26/29 (144A)	200,000	216,250

		490,346

Engineering & Construction—0.1%
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	937,822	988,230

Entertainment—0.1%
WMG Acquisition Corp. 3.875%, 07/15/30 (144A) (b)	855,000	863,465

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,290,000	1,351,275
5.125%, 07/15/29 (144A)	25,000	27,188
Waste Management, Inc. 2.000%, 06/01/29	155,000	156,649

		1,535,112

Food—0.1%
Conagra Brands, Inc. 1.375%, 11/01/27	255,000	248,842
4.300%, 05/01/24	145,000	159,039
5.400%, 11/01/48	55,000	73,832
Kellogg Co. 3.400%, 11/15/27	270,000	296,660

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Kraft Heinz Foods Co. 4.250%, 03/01/31	20,000	$22,720
Mondelez International, Inc. 1.500%, 05/04/25	200,000	203,528
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	684,536

		1,689,157

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (b)	60,000	62,832

Forest Products & Paper—0.1%
Suzano Austria GmbH 3.125%, 01/15/32	885,000	876,477
5.000%, 01/15/30	950,000	1,076,350

		1,952,827

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	106,367
NiSource, Inc. 3.490%, 05/15/27	425,000	467,457

		573,824

Healthcare-Products—0.2%
Alcon Finance Corp. 2.750%, 09/23/26 (144A)	200,000	211,654
3.000%, 09/23/29 (144A)	265,000	278,903
Baxter International, Inc. 3.950%, 04/01/30	195,000	224,449
Boston Scientific Corp. 1.900%, 06/01/25	225,000	232,052
3.750%, 03/01/26	745,000	826,044
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A)	140,000	144,900
Hologic, Inc. 4.625%, 02/01/28 (144A)	890,000	934,500
Teleflex, Inc. 4.250%, 06/01/28 (144A)	85,000	88,613

		2,941,115

Healthcare-Services—0.4%
Anthem, Inc. 3.500%, 08/15/24	225,000	242,348
Centene Corp. 3.375%, 02/15/30	20,000	20,906
4.250%, 12/15/27	110,000	115,913
4.625%, 12/15/29	1,185,000	1,303,227
CommonSpirit Health 3.347%, 10/01/29	80,000	86,642
HCA, Inc. 2.375%, 07/15/31	835,000	824,413
3.500%, 09/01/30	150,000	159,806

Healthcare-Services—(Continued)
IQVIA, Inc. 5.000%, 05/15/27 (144A)	200,000	209,500
Kaiser Foundation Hospitals 2.810%, 06/01/41	205,000	209,088
3.002%, 06/01/51	335,000	345,740
Rede D’or Finance Sarl 4.500%, 01/22/30 (144A)	1,210,000	1,240,250
Sutter Health 3.361%, 08/15/50	210,000	222,864
UnitedHealth Group, Inc.
2.375%, 08/15/24	325,000	341,879
2.750%, 05/15/40	375,000	379,764
3.500%, 08/15/39	190,000	212,342
4.750%, 07/15/45	70,000	91,696

		6,006,378

Home Builders—0.1%
PulteGroup, Inc. 5.500%, 03/01/26	583,000	680,653
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	145,907

		826,560

Insurance—0.4%
American International Group, Inc. 2.500%, 06/30/25	885,000	933,896
Aon Corp. 2.200%, 11/15/22	350,000	358,576
Equitable Financial Life Global Funding 1.800%, 03/08/28 (144A)	755,000	751,078
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	90,225
Marsh & McLennan Cos., Inc. 3.875%, 03/15/24	330,000	357,933
4.375%, 03/15/29 (b)	140,000	164,102
4.750%, 03/15/39	245,000	312,836
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70 (144A)	83,000	88,035
MGIC Investment Corp. 5.750%, 08/15/23	90,000	97,007
New York Life Global Funding 2.000%, 01/22/25 (144A) (b)	820,000	850,002
Progressive Corp. (The) 3.200%, 03/26/30	285,000	312,923
Unum Group 4.000%, 06/15/29 (b)	145,000	162,764
4.500%, 12/15/49	280,000	296,890
Voya Financial, Inc. 4.800%, 06/15/46	10,000	12,661
Willis North America, Inc. 3.600%, 05/15/24	335,000	359,865

		5,148,793

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—0.3%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	810,000	$885,098
Amazon.com, Inc. 3.875%, 08/22/37	400,000	476,980
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	130,000	129,155
5.250%, 12/01/27 (144A)	798,000	837,900
NortonLifeLock, Inc. 5.000%, 04/15/25 (144A)	905,000	917,643
Tencent Holdings, Ltd. 3.840%, 04/22/51 (144A)	270,000	290,688
3.975%, 04/11/29 (144A)	975,000	1,086,949

		4,624,413

Iron/Steel—0.1%
Commercial Metals Co. 5.375%, 07/15/27	90,000	95,175
Metinvest B.V. 5.625%, 06/17/25 (144A) (EUR)	355,000	444,982
Vale Overseas, Ltd. 3.750%, 07/08/30 (b)	280,000	298,116

		838,273

Lodging—0.0%
Las Vegas Sands Corp. 3.500%, 08/18/26	295,000	313,658

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 4.125%, 04/15/29 (144A)	30,000	30,525
5.375%, 07/15/26 (144A)	30,000	30,794

		61,319

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	635,000	657,636

Media—0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	215,000	219,031
4.500%, 08/15/30 (144A)	175,000	182,212
5.125%, 05/01/27 (144A)	15,000	15,733
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.300%, 02/01/32	445,000	427,833
5.125%, 07/01/49	105,000	125,045
5.750%, 04/01/48	180,000	229,093
6.484%, 10/23/45	1,495,000	2,058,887
6.834%, 10/23/55	90,000	132,478
Comcast Corp.
3.200%, 07/15/36	100,000	107,288
3.250%, 11/01/39	470,000	499,909
3.750%, 04/01/40	270,000	304,366
4.049%, 11/01/52	10,000	11,903

Media—(Continued)
Comcast Corp.
4.750%, 03/01/44	130,000	165,513
4.950%, 10/15/58	255,000	352,617
COX Communications, Inc. 2.600%, 06/15/31 (144A)	350,000	355,248
3.150%, 08/15/24 (144A)	402,000	428,842
CSC Holdings LLC 3.375%, 02/15/31 (144A)	1,035,000	977,982
4.125%, 12/01/30 (144A)	200,000	198,750
Discovery Communications LLC 3.800%, 03/13/24 (b)	99,000	106,173
3.950%, 06/15/25	2,000	2,194
4.000%, 09/15/55	516,000	546,138
5.300%, 05/15/49	147,000	185,910
DISH DBS Corp. 5.875%, 11/15/24	130,000	139,587
Sirius XM Radio, Inc.
4.125%, 07/01/30 (144A)	100,000	100,888
Time Warner Cable LLC 4.500%, 09/15/42	400,000	444,619
ViacomCBS, Inc.
4.200%, 05/19/32 (b)	220,000	253,907
4.950%, 01/15/31	520,000	626,766
5.875%, 3M LIBOR + 3.895%, 02/28/57 (d)	10,000	10,177
6.250%, 3M LIBOR + 3.899%, 02/28/57 (d)	15,000	17,176
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	158,775

		9,385,040

Mining—0.0%
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	60,000	61,988

Miscellaneous Manufacturing—0.0%
Trane Technologies Luxembourg Finance S.A. 4.500%, 03/21/49	80,000	100,465

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp.
3.250%, 02/15/29	1,299,000	1,316,147
4.250%, 04/01/28	60,000	63,000
Xerox Holdings Corp. 5.500%, 08/15/28 (144A)	90,000	93,509

		1,472,656

Oil & Gas—0.5%
Apache Corp. 4.875%, 11/15/27	60,000	64,979
BP Capital Markets America, Inc.
2.939%, 06/04/51	160,000	153,180
3.060%, 06/17/41	110,000	110,832
3.379%, 02/08/61	200,000	201,063
3.633%, 04/06/30	470,000	526,890
Continental Resources, Inc. 5.750%, 01/15/31 (144A) (b)	50,000	59,875

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Energean Israel Finance, Ltd.
4.500%, 03/30/24 (144A)	180,000	$183,825
4.875%, 03/30/26 (144A)	155,000	158,684
5.875%, 03/30/31 (144A)	155,000	159,185
Equinor ASA
1.750%, 01/22/26	390,000	401,607
3.625%, 04/06/40	170,000	193,813
3.700%, 04/06/50	180,000	206,859
Exxon Mobil Corp.
4.227%, 03/19/40	355,000	423,868
4.327%, 03/19/50	10,000	12,412
Hess Corp.
7.125%, 03/15/33	127,000	172,157
7.300%, 08/15/31	320,000	433,864
Leviathan Bond, Ltd. 6.500%, 06/30/27 (144A)	480,000	532,800
Lundin Energy Finance B.V.
2.000%, 07/15/26 (144A)	200,000	200,320
3.100%, 07/15/31 (144A)	580,000	585,879
Marathon Petroleum Corp.
4.700%, 05/01/25	520,000	586,446
Occidental Petroleum Corp.
3.400%, 04/15/26	5,000	5,113
6.125%, 01/01/31	5,000	5,883
Ovintiv, Inc.
6.500%, 08/15/34	11,000	14,521
6.500%, 02/01/38	10,000	13,314
7.375%, 11/01/31	15,000	19,916
Qatar Petroleum 0.010%, 07/12/31 (144A)	605,000	598,569
Saudi Arabian Oil Co. 2.875%, 04/16/24 (144A)	400,000	421,136
Shell International Finance B.V. 3.250%, 04/06/50 (b)	165,000	175,474
Suncor Energy, Inc. 3.750%, 03/04/51	65,000	70,311
Sunoco L.P. / Sunoco Finance Corp.
5.500%, 02/15/26	60,000	61,830
5.875%, 03/15/28	60,000	63,750
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	443,250

		7,261,605

Oil & Gas Services—0.0%
Halliburton Co. 4.850%, 11/15/35	160,000	188,323

Packaging & Containers—0.1%
Ball Corp. 4.000%, 11/15/23	1,060,000	1,122,148
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	161,755

		1,283,903

Pharmaceuticals—0.5%
AbbVie, Inc.
2.950%, 11/21/26	575,000	618,094
3.200%, 11/21/29	230,000	249,790
4.250%, 11/21/49	135,000	161,799
4.625%, 10/01/42	255,000	314,477
Astrazeneca Finance LLC
1.750%, 05/28/28	1,095,000	1,093,942
2.250%, 05/28/31	80,000	81,148
Bausch Health Cos., Inc. 5.750%, 08/15/27 (144A)	100,000	106,138
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	535,000	596,175
Bristol-Myers Squibb Co.
0.750%, 11/13/25 (b)	745,000	738,524
2.550%, 11/13/50	180,000	172,119
Cigna Corp. 1.250%, 03/15/26 (b)	905,000	907,650
CVS Health Corp.
4.125%, 04/01/40	405,000	469,816
5.125%, 07/20/45	210,000	273,137
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25	585,000	645,960
Pfizer, Inc.
2.625%, 04/01/30	165,000	175,720
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/26	650,000	618,313

		7,222,802

Pipelines—0.3%
Cheniere Energy Partners L.P. 4.500%, 10/01/29	10,000	10,750
DCP Midstream Operating L.P.
3.875%, 03/15/23	20,000	20,750
4.950%, 04/01/22	26,000	26,488
5.600%, 04/01/44	50,000	55,000
Energy Transfer L.P.
4.000%, 10/01/27	120,000	132,021
5.250%, 04/15/29	265,000	313,010
5.300%, 04/01/44	35,000	40,356
5.350%, 05/15/45	35,000	40,500
5.950%, 10/01/43	20,000	24,951
6.125%, 12/15/45	570,000	726,533
6.250%, 04/15/49	175,000	229,643
Enterprise Products Operating LLC
4.250%, 02/15/48	135,000	154,552
4.950%, 10/15/54	155,000	192,074
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	30,000	33,450
Galaxy Pipeline Assets Bidco, Ltd.
2.160%, 03/31/34 (144A)	530,000	520,088
2.625%, 03/31/36 (144A)	1,195,000	1,172,201
2.940%, 09/30/40 (144A)	250,000	248,153
MPLX L.P.
1.750%, 03/01/26	30,000	30,323

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX L.P.
4.700%, 04/15/48	45,000	$52,277
5.200%, 03/01/47	115,000	141,590
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	210,000	216,432
Sabine Pass Liquefaction LLC 4.500%, 05/15/30	410,000	473,161
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31 (144A)	65,000	70,362
Western Midstream Operating L.P. 5.300%, 02/01/30	60,000	67,200

		4,991,865

Real Estate Investment Trusts—0.2%
American Tower Corp.
1.500%, 01/31/28	105,000	102,099
2.400%, 03/15/25	255,000	266,435
Equinix, Inc.
2.000%, 05/15/28	180,000	180,775
2.500%, 05/15/31	400,000	406,811
GLP Capital L.P. / GLP Financing II, Inc.
4.000%, 01/15/31	515,000	554,902
5.300%, 01/15/29	235,000	273,775
5.750%, 06/01/28	270,000	321,262
SBA Tower Trust 2.836%, 01/15/50 (144A)	545,000	571,742
VEREIT Operating Partnership L.P.
2.200%, 06/15/28	25,000	25,366
2.850%, 12/15/32	30,000	31,338
3.400%, 01/15/28	110,000	119,627
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	35,000	36,408

		2,890,540

Retail—0.2%
1011778 BC ULC / New Red Finance, Inc. 3.500%, 02/15/29 (144A)	130,000	128,375
AutoZone, Inc. 3.625%, 04/15/25	380,000	415,879
FirstCash, Inc. 4.625%, 09/01/28 (144A)	758,000	792,375
Home Depot, Inc. (The) 3.300%, 04/15/40	380,000	416,232
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 06/01/27 (144A)	60,000	62,775
Lithia Motors, Inc. 4.625%, 12/15/27 (144A)	120,000	126,912
Lowe’s Cos., Inc.
1.700%, 10/15/30	490,000	469,727
3.700%, 04/15/46	60,000	65,923
McDonald’s Corp.
3.350%, 04/01/23	330,000	346,204

Retail—(Continued)
McDonald’s Corp.
3.625%, 09/01/49	385,000	426,633
4.200%, 04/01/50	145,000	174,715
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	78,743

		3,504,493

Semiconductors—0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	31,000	34,254
Broadcom, Inc.
2.600%, 02/15/33 (144A)	10,000	9,779
3.419%, 04/15/33 (144A)	770,000	808,626
3.469%, 04/15/34 (144A)	109,000	115,295
5.000%, 04/15/30	1,170,000	1,380,333
Entegris, Inc.
3.625%, 05/01/29 (144A)	65,000	65,813
4.375%, 04/15/28 (144A)	90,000	93,937
Intel Corp. 3.100%, 02/15/60	330,000	337,158
Marvell Technology, Inc.
2.450%, 04/15/28 (144A)	490,000	499,413
2.950%, 04/15/31 (144A)	375,000	388,639
Microchip Technology, Inc.
2.670%, 09/01/23	715,000	744,687
4.250%, 09/01/25	25,000	26,247
NVIDIA Corp. 3.500%, 04/01/40	385,000	436,695
NXP B.V. / NXP Funding LLC
4.300%, 06/18/29 (144A)	116,000	132,996
4.875%, 03/01/24 (144A)	659,000	725,428
5.350%, 03/01/26 (144A)	200,000	233,369
5.550%, 12/01/28 (144A)	165,000	202,622
Qorvo, Inc. 3.375%, 04/01/31 (144A)	50,000	52,111
QUALCOMM, Inc.
4.650%, 05/20/35	107,000	136,050
4.800%, 05/20/45	198,000	263,186

		6,686,638

Software—0.6%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	1,658,000	1,649,644
CDK Global, Inc. 5.250%, 05/15/29 (144A)	271,000	295,772
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	87,000	89,929
Fidelity National Information Services, Inc. 2.250%, 03/01/31	320,000	319,428
Fiserv, Inc.
2.250%, 06/01/27	265,000	274,893
3.200%, 07/01/26	390,000	422,049
Microsoft Corp.
2.675%, 06/01/60	42,000	41,594

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp.
2.921%, 03/17/52	90,000	$95,521
3.041%, 03/17/62	203,000	216,551
MSCI, Inc.
3.625%, 09/01/30 (144A)	5,000	5,113
4.000%, 11/15/29 (144A)	10,000	10,550
5.375%, 05/15/27 (144A)	1,473,000	1,568,745
Open Text Corp. 5.875%, 06/01/26 (144A)	115,000	119,051
Oracle Corp.
2.300%, 03/25/28	765,000	784,895
2.875%, 03/25/31	450,000	468,035
3.600%, 04/01/40	160,000	168,761
3.850%, 04/01/60	885,000	939,633
3.950%, 03/25/51	200,000	218,298
4.100%, 03/25/61	225,000	249,456
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	735,000	778,880

		8,716,798

Telecommunications—0.8%
AT&T, Inc.
3.500%, 02/01/61	565,000	557,370
3.550%, 09/15/55 (144A)	1,039,000	1,042,484
3.650%, 06/01/51	165,000	171,295
3.650%, 09/15/59 (144A)	101,000	102,424
3.800%, 12/01/57 (144A)	251,000	261,512
Nokia Oyj
4.375%, 06/12/27 (b)	720,000	795,319
6.625%, 05/15/39	110,000	142,450
NTT Finance Corp. 1.162%, 04/03/26 (144A)	640,000	638,528
Sprint Corp. 7.125%, 06/15/24	100,000	115,375
T-Mobile USA, Inc.
2.050%, 02/15/28	835,000	847,667
3.375%, 04/15/29 (144A)	30,000	30,960
3.500%, 04/15/25	580,000	628,630
3.500%, 04/15/31 (144A)	30,000	31,037
3.875%, 04/15/30	585,000	653,925
4.500%, 04/15/50	250,000	297,683
Telecom Italia Capital S.A.
6.000%, 09/30/34	45,000	51,919
7.721%, 06/04/38	50,000	68,163
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	730,000	766,500
VEON Holdings B.V. 3.375%, 11/25/27 (144A)	435,000	437,610
Verizon Communications, Inc.
2.650%, 11/20/40	270,000	259,826
2.987%, 10/30/56	250,000	235,009
3.400%, 03/22/41	985,000	1,041,975
3.550%, 03/22/51	215,000	229,699
4.400%, 11/01/34	535,000	637,296
4.500%, 08/10/33	320,000	382,390

Telecommunications—(Continued)
Vodafone Group plc 6.150%, 02/27/37	375,000	518,909

		10,945,955

Transportation—0.1%
Union Pacific Corp.
2.375%, 05/20/31	595,000	607,099
2.973%, 09/16/62	485,000	466,080

		1,073,179

Trucking & Leasing—0.1%
DAE Funding LLC
1.550%, 08/01/24 (144A)	885,000	883,203
4.500%, 08/01/22 (144A)	15,000	15,023
5.000%, 08/01/24 (144A)	15,000	15,404
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 11/01/24 (144A)	455,000	478,490
4.000%, 07/15/25 (144A)	405,000	446,025

		1,838,145

Water—0.0%
American Water Capital Corp. 4.150%, 06/01/49	205,000	248,657

Total Corporate Bonds & Notes (Cost $172,122,799)		180,018,637

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—3.5%
Adjustable Rate Mortgage Trust
0.592%, 1M LIBOR + 0.500%, 01/25/36 (d)	125,277	123,823
0.632%, 1M LIBOR + 0.540%, 11/25/35 (d)	83,604	84,283
Angel Oak Mortgage Trust LLC
0.985%, 04/25/66 (144A) (d)	613,976	613,347
0.990%, 04/25/53 (144A) (d)	757,234	757,118
2.930%, 05/25/59 (144A) (d)	517,523	519,919
3.628%, 03/25/49 (144A) (d)	114,915	116,264
3.920%, 11/25/48 (144A) (d)	387,532	392,788
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (d)	810,359	824,146
Bear Stearns Adjustable Rate Mortgage Trust 2.910%, 07/25/36 (d)	177,248	170,185
Bear Stearns ALT-A Trust 0.572%, 1M LIBOR + 0.480%, 02/25/36 (d)	391,172	393,987
Bear Stearns Mortgage Funding Trust
0.272%, 1M LIBOR + 0.180%, 10/25/36 (d)	102,673	97,570
0.292%, 1M LIBOR + 0.200%, 02/25/37 (d)	397,149	375,002
Bellemeade Re, Ltd.
1.192%, 1M LIBOR + 1.100%, 07/25/29 (144A) (d)	91,957	92,074
1.492%, 1M LIBOR + 1.400%, 10/25/29 (144A) (d)	420,314	420,314
BRAVO Residential Funding Trust 0.941%, 02/25/49 (144A) (d)	436,640	435,644
CIM Trust 3.000%, 04/25/57 (144A) (d)	487,865	495,842

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust 2.720%, 07/25/49 (144A) (d)	192,859	$194,864
COLT Mortgage Loan Trust
0.910%, 06/25/66 (144A) (d)	719,421	717,788
2.579%, 11/25/49 (144A) (d)	335,339	336,604
Connecticut Avenue Securities Trust
2.242%, 1M LIBOR + 2.150%, 09/25/31 (144A) (d)	156,611	157,727
2.192%, 1M LIBOR + 2.100%, 06/25/39 (144A) (d)	197,283	198,075
2.242%, 1M LIBOR + 2.150%, 11/25/39 (144A) (d)	261,911	260,889
Countrywide Alternative Loan Trust
0.542%, 1M LIBOR + 0.450%, 03/01/38 (d)	165,039	138,276
0.632%, 1M LIBOR + 0.540%, 01/25/36 (d)	93,512	93,082
0.892%, 1M LIBOR + 0.800%, 12/25/35 (d)	100,461	82,235
1.466%, 12M MTA + 1.350%, 08/25/35 (d)	202,472	182,476
5.500%, 11/25/35	419,209	320,959
Countrywide Home Loan Mortgage Pass-Through Trust
0.492%, 1M LIBOR + 0.400%, 04/25/46 (d)	233,761	203,424
0.772%, 1M LIBOR + 0.680%, 02/25/35 (d)	84,726	79,198
2.609%, 06/20/35 (d)	7,184	7,446
3.041%, 09/25/47 (d)	268,034	256,944
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (d)	374,922	394,841
Credit Suisse Mortgage Trust 1.179%, 02/25/66 (144A) (d)	1,147,214	1,147,455
CSMC Trust 1.796%, 12/27/60 (144A) (d)	378,296	378,825
Deephaven Residential Mortgage Trust
0.899%, 04/25/66 (144A) (d)	352,811	352,475
2.964%, 07/25/59 (144A) (d)	528,864	530,433
Deutsche ALT-A Securities Mortgage Loan Trust 0.242%, 1M LIBOR + 0.150%, 12/25/36 (d)	259,030	251,254
Ellington Financial Mortgage Trust 0.931%, 06/25/66 (144A) (d)	304,892	304,174
GCAT LLC
1.036%, 05/25/66 (144A) (d)	690,000	688,579
1.091%, 05/25/66 (144A) (d)	937,000	936,759
GreenPoint Mortgage Funding Trust 1.516%, 12M MTA + 1.400%, 10/25/45 (d)	170,240	143,660
GSR Mortgage Loan Trust
0.392%, 1M LIBOR + 0.300%, 01/25/37 (d)	489,350	125,414
2.927%, 01/25/36 (d)	247,604	251,448
6.000%, 07/25/37	155,651	134,410
Home Re, Ltd. 1.692%, 1M LIBOR + 1.600%, 10/25/28 (144A) (d)	204,195	204,265
Homeward Opportunities Fund I Trust 2.702%, 09/25/59 (144A) (d)	190,024	190,635
IndyMac INDX Mortgage Loan Trust 3.059%, 10/25/35 (d)	14,470	13,709
JPMorgan Mortgage Trust 3.038%, 05/25/36 (d)	15,818	14,274
Legacy Mortgage Asset Trust
1.750%, 04/25/61 (144A) (n)	383,389	383,779
1.750%, 07/25/61 (144A) (n)	474,974	473,786
3.000%, 06/25/59 (144A) (n)	695,147	697,172
3.250%, 11/25/59 (144A) (n)	907,785	913,056

Collateralized Mortgage Obligations—(Continued)
LSTAR Securities Investment, Ltd.
1.792%, 1M LIBOR + 1.700%, 03/02/26 (144A) (d)	1,064,039	1,063,588
1.900%, 1M LIBOR + 1.800%, 02/01/26 (144A) (d)	818,388	818,218
2.592%, 1M LIBOR + 2.500%, 04/01/24 (144A) (d)	329,800	328,153
2.592%, 1M LIBOR + 2.500%, 05/01/24 (144A) (d)	770,367	760,116
MASTR Adjustable Rate Mortgages Trust
2.848%, 09/25/33 (d)	51,751	51,108
2.876%, 11/21/34 (d)	53,944	54,469
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (d)	481,601	501,902
MFA Trust 1.153%, 04/25/65 (144A) (d)	652,034	650,997
Morgan Stanley Mortgage Loan Trust 3.230%, 05/25/36 (d)	169,654	117,875
Mortgage Insurance-Linked Notes 1.992%, 1M LIBOR + 1.900%, 11/26/29 (144A) (d)	325,439	325,440
New Residential Mortgage Loan Trust
0.842%, 1M LIBOR + 0.750%, 01/25/48 (144A) (d)	688,785	690,063
0.941%, 09/25/58 (144A) (d)	520,741	520,711
2.492%, 09/25/59 (144A) (d)	233,676	235,980
3.500%, 08/25/59 (144A) (d)	536,824	559,464
3.750%, 11/26/35 (144A) (d)	474,676	502,630
4.000%, 02/25/57 (144A) (d)	842,509	896,062
4.000%, 03/25/57 (144A) (d)	873,409	932,414
4.000%, 04/25/57 (144A) (d)	706,497	756,141
4.000%, 05/25/57 (144A) (d)	522,688	556,384
4.000%, 09/25/57 (144A) (d)	742,983	784,201
NMLT Trust 1.185%, 05/25/56 (144A) (d)	1,136,223	1,133,025
Oaktown Re III, Ltd. 1.492%, 1M LIBOR + 1.400%, 07/25/29 (144A) (d)	61,246	61,264
OBX Trust 1.072%, 02/25/66 (144A) (d)	1,132,521	1,129,695
Preston Ridge Partners Mortgage
1.793%, 06/25/26 (144A) (n)	680,000	679,125
1.867%, 04/25/26 (144A) (n)	1,323,754	1,325,454
2.363%, 11/25/25 (144A) (n)	210,118	210,620
2.857%, 09/25/25 (144A) (n)	765,872	769,939
3.500%, 10/25/24 (144A) (n)	310,263	311,913
Pretium Mortgage Credit Partners I LLC
1.992%, 06/27/60 (144A) (n)	705,000	704,124
1.992%, 02/25/61 (144A) (n)	1,370,000	1,368,675
Radnor RE, Ltd. 1.292%, 1M LIBOR + 1.200%, 06/25/29 (144A) (d)	79,888	79,888
RALI Series Trust
0.692%, 1M LIBOR + 0.600%, 04/25/36 (d)	574,193	537,896
6.000%, 12/25/35	167,216	168,754
RCO Mortgage LLC 1.868%, 05/25/26 (144A) (n)	602,346	601,431
RFMSI Trust 3.136%, 08/25/35 (d)	62,593	38,278
Seasoned Credit Risk Transfer Trust
2.500%, 08/25/59	642,203	669,257
3.500%, 11/25/57	443,110	485,291
3.500%, 03/25/58	1,021,519	1,114,236

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Seasoned Credit Risk Transfer Trust
3.500%, 07/25/58	1,212,421	$1,332,241
3.500%, 08/25/58	237,434	261,345
3.500%, 10/25/58	1,106,563	1,208,389
Starwood Mortgage Residential Trust
0.943%, 05/25/65 (144A) (d)	417,049	416,887
1.219%, 05/25/65 (144A) (d)	1,062,487	1,065,270
Structured Adjustable Rate Mortgage Loan Trust 0.392%, 1M LIBOR + 0.300%, 09/25/34 (d)	42,977	40,896
Toorak Mortgage Corp., Ltd. 2.240%, 06/25/24 (144A) (n)	670,000	670,352
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (d)	1,321,921	1,348,983
VCAT Asset Securitization LLC 1.743%, 05/25/51 (144A) (n)	751,849	752,020
2.115%, 03/27/51 (144A) (n)	236,689	236,762
Verus Securitization Trust
0.918%, 02/25/64 (144A) (d)	628,400	629,112
1.031%, 02/25/66 (144A) (d)	460,726	460,890
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (n)	663,641	664,293
VOLT XCVIII LLC 2.116%, 04/25/51 (144A) (n)	247,201	247,296
WaMu Mortgage Pass-Through Certificates Trust
0.996%, 12M MTA + 0.880%, 10/25/46 (d)	147,585	138,687
2.776%, 06/25/37 (d)	86,326	84,001
Washington Mutual Mortgage Pass-Through Certificates 0.692%, 1M LIBOR + 0.600%, 07/25/36 (d)	73,896	48,643
Wells Fargo Mortgage-Backed Securities Trust
2.705%, 10/25/36 (d)	73,410	70,285
2.866%, 09/25/36 (d)	66,875	66,167

		49,909,996

Commercial Mortgage-Backed Securities—1.9%
BANK
0.716%, 11/15/62 (d) (f)	4,581,865	199,480
0.764%, 11/15/62 (d) (f)	2,262,958	108,818
0.814%, 12/15/52 (d) (f)	3,654,885	188,171
0.867%, 11/15/50 (d) (f)	8,197,065	327,506
0.937%, 11/15/54 (d) (f)	975,863	40,633
0.960%, 09/15/62 (d) (f)	4,466,559	260,033
1.046%, 05/15/62 (d) (f)	2,900,318	174,613
1.901%, 03/15/63 (d) (f)	5,017,172	684,559
2.036%, 02/15/54	565,000	565,241
Barclays Commercial Mortgage Trust
1.102%, 04/15/53 (d) (f)	1,280,000	104,648
5.135%, 12/15/51 (d)	475,000	539,799
Benchmark Mortgage Trust
0.649%, 01/15/51 (d) (f)	2,460,619	66,873
0.665%, 07/15/51 (d) (f)	4,344,439	112,730
1.202%, 08/15/52 (d) (f)	2,044,220	126,435
1.390%, 03/15/62 (d) (f)	6,119,605	464,190
1.636%, 01/15/54 (d) (f)	2,366,781	282,904
1.919%, 07/15/53 (d) (f)	1,328,841	149,981

Commercial Mortgage-Backed Securities—(Continued)
BX Commercial Mortgage Trust 0.993%, 1M LIBOR + 0.920%, 10/15/36 (144A) (d)	1,095,371	1,096,802
CAMB Commercial Mortgage Trust 2.623%, 1M LIBOR + 2.550%, 12/15/37 (144A) (d)	665,000	666,657
Century Plaza Towers 2.865%, 11/13/39 (144A)	585,000	623,134
Citigroup Commercial Mortgage Trust
1.069%, 07/10/47 (d) (f)	3,222,888	78,260
1.173%, 04/10/48 (d) (f)	3,923,852	132,661
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.719%, 02/10/47 (d) (f)	2,694,937	34,525
0.877%, 08/10/46 (d) (f)	700,405	9,576
0.973%, 1M LIBOR + 0.900%, 10/15/34 (144A) (d)	924,649	925,201
1.841%, 10/15/45 (d) (f)	341,187	6,030
2.853%, 10/15/45	178,907	182,996
3.101%, 03/10/46	145,000	148,774
3.213%, 03/10/46	171,029	177,443
3.424%, 03/10/31 (144A)	1,065,000	1,112,268
3.612%, 06/10/46 (d)	260,000	273,255
3.796%, 08/10/47	225,000	243,536
3.961%, 03/10/47	235,125	252,845
4.074%, 02/10/47 (d)	115,000	123,904
4.205%, 08/10/46	97,229	103,508
4.210%, 08/10/46 (d)	175,000	186,776
4.236%, 02/10/47 (d)	190,000	204,861
4.750%, 10/15/45 (144A) (d)	355,000	122,211
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	1,176	1,198
CSAIL Commercial Mortgage Trust
0.886%, 06/15/57 (d) (f)	11,805,790	279,527
1.076%, 11/15/48 (d) (f)	783,521	26,020
2.057%, 01/15/49 (d) (f)	1,539,545	113,936
DBJPM Mortgage Trust 1.831%, 09/15/53 (d) (f)	1,011,825	103,567
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,224,301
GS Mortgage Securities Trust
0.098%, 07/10/46 (d) (f)	10,547,473	16,177
0.625%, 08/10/44 (144A) (d) (f)	202,800	2
3.674%, 04/10/47 (144A)	235,000	11,750
5.121%, 04/10/47 (144A) (d)	465,000	277,708
JPMBB Commercial Mortgage Securities Trust
0.758%, 09/15/47 (d) (f)	2,873,651	49,585
3.363%, 07/15/45	357,842	370,104
JPMorgan Chase Commercial Mortgage Securities Trust
2.733%, 10/15/45 (144A) (d)	400,000	187,421
2.812%, 01/16/37 (144A)	305,000	314,363
4.566%, 12/15/47 (144A) (d)	130,000	97,280
Morgan Stanley Bank of America Merrill Lynch Trust
1.129%, 12/15/47 (d) (f)	1,881,366	52,478
1.162%, 10/15/48 (d) (f)	834,825	27,793
2.918%, 02/15/46	130,000	133,759
3.134%, 12/15/48	480,000	494,586
3.176%, 08/15/45	245,000	249,137
3.766%, 11/15/46	160,061	169,232
4.259%, 10/15/46 (d)	115,000	122,910

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust
1.508%, 06/15/50 (d) (f)	1,559,188	$89,621
3.912%, 09/09/32 (144A)	1,140,000	1,224,381
5.475%, 07/15/49 (144A) (d)	265,000	98,310
5.768%, 10/12/52 (144A) (d)	12,137	3,641
MTRO Commercial Mortgage Trust 1.873%, 1M LIBOR + 1.800%, 12/15/33 (144A) (d)	565,000	563,083
Natixis Commercial Mortgage Securities Trust 2.906%, 10/15/36 (144A)	310,000	310,902
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (d)	150,000	165,958
SG Commercial Mortgage Securities Trust
2.632%, 03/15/37 (144A)	1,230,000	1,276,200
UBS Commercial Mortgage Trust 1.206%, 08/15/50 (d) (f)	904,893	44,352
UBS-Barclays Commercial Mortgage Trust
0.923%, 1M LIBOR + 0.850%, 08/15/36 (144A) (d)	1,802,000	1,803,669
1.618%, 02/15/50 (d) (f)	5,449,268	350,556
2.850%, 12/10/45	325,000	332,997
3.091%, 08/10/49	567,428	580,249
3.185%, 03/10/46	240,000	247,407
3.244%, 04/10/46	300,119	310,660
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,135,093
Wells Fargo Commercial Mortgage Trust
1.049%, 09/15/57 (d) (f)	4,924,404	159,923
1.231%, 05/15/48 (d) (f)	2,918,135	94,379
2.918%, 10/15/45	282,311	288,110
2.942%, 10/15/49	890,000	954,645
4.284%, 05/15/48 (d)	80,000	81,901
WF-RBS Commercial Mortgage Trust
1.431%, 03/15/47 (d) (f)	1,511,130	40,679
2.870%, 11/15/45	349,099	356,841
2.875%, 12/15/45	175,000	179,518
3.016%, 11/15/47 (144A)	72,767	4,366
3.071%, 03/15/45	183,051	188,328
3.345%, 05/15/45	100,000	103,837
3.723%, 05/15/47	125,892	130,208
3.995%, 05/15/47	160,281	172,970
4.045%, 03/15/47	40,000	43,041
4.101%, 03/15/47	335,000	361,811
5.000%, 06/15/44 (144A) (d)	105,000	41,777
5.850%, 04/15/45 (144A) (d)	255,000	258,949

		27,423,033

Total Mortgage-Backed Securities (Cost $79,531,239)		77,333,029

Asset-Backed Securities—3.3%

Asset-Backed - Automobile—0.3%
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	555,890
Credit Acceptance Auto Loan Trust 1.000%, 05/15/30 (144A)	370,000	370,737

Asset-Backed - Automobile—(Continued)
Drive Auto Receivables Trust 2.700%, 02/16/27	465,000	478,327
Exeter Automobile Receivables Trust
2.580%, 09/15/25 (144A)	1,045,000	1,073,110
2.730%, 12/15/25 (144A)	315,000	323,691
Santander Drive Auto Receivables Trust 1.480%, 01/15/27	140,000	141,731
Westlake Automobile Receivables Trust
1.650%, 02/17/26 (144A)	415,000	420,207
2.720%, 11/15/24 (144A)	765,000	786,800

		4,150,493

Asset-Backed - Credit Card—0.0%
Mercury Financial Credit Card Master Trust 1.540%, 03/20/26 (144A)	495,000	496,495

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust
0.192%, 1M LIBOR + 0.100%, 12/25/46 (d)	60,033	37,340
0.692%, 1M LIBOR + 0.600%, 03/25/36 (d)	653,667	438,298
5.985%, 06/25/36 (d)	471,614	196,488
Morgan Stanley ABS Capital I, Inc. Trust 0.392%, 1M LIBOR + 0.300%, 06/25/36 (d)	9,569	8,649
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (n)	244,117	135,365
Soundview Home Loan Trust 0.592%, 1M LIBOR + 0.500%, 11/25/36 (d)	485,000	468,451

		1,284,591

Asset-Backed - Other—2.9%
Affirm Asset Securitization Trust
1.900%, 01/15/25 (144A)	485,454	489,217
3.460%, 10/15/24 (144A)	225,403	228,316
Apex Credit CLO, Ltd. 1.176%, 3M LIBOR + 1.000%, 04/24/29 (144A) (d)	1,315,000	1,315,007
Apollo Aviation Securitization Trust 3.351%, 01/16/40 (144A)	230,858	228,064
Arbor Realty Collateralized Loan Obligation, Ltd. 1.200%, 1M LIBOR + 1.100%, 05/15/36 (144A) (d)	210,000	210,129
Avant Loans Funding Trust 1.210%, 07/15/30 (144A)	455,000	454,205
Bain Capital Credit CLO, Ltd. 1.314%, 3M LIBOR + 1.180%, 07/25/34 (144A) (d)	1,325,000	1,325,416
Bayview Koitere Fund Trust
3.500%, 07/28/57 (144A) (d)	714,708	733,144
4.000%, 11/28/53 (144A) (d)	270,025	275,968
Bayview Mortgage Fund Trust 3.500%, 01/28/58 (144A) (d)	469,038	473,914
Bayview Opportunity Master Fund Trust
3.500%, 01/28/55 (144A) (d)	301,173	308,819
3.500%, 06/28/57 (144A) (d)	361,653	369,859
3.500%, 10/28/57 (144A) (d)	651,562	657,251
4.000%, 10/28/64 (144A) (d)	552,543	564,186
BlueMountain CLO XXXI, Ltd. 1.278%, 3M LIBOR + 1.150%, 04/19/34 (144A) (d)	1,560,000	1,559,604

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
BlueMountain CLO, Ltd. 1.260%, 3M LIBOR + 1.100%, 04/20/34 (144A) (d)	825,000	$825,296
CF Hippolyta LLC 1.990%, 07/15/60 (144A)	261,939	265,885
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	994,269
Citigroup Mortgage Loan Trust 3.228%, 11/25/70 (144A) (n)	441,124	442,405
Domino’s Pizza Master Issuer LLC
2.662%, 04/25/51 (144A)	520,000	538,039
3.668%, 10/25/49 (144A)	325,875	352,479
4.116%, 07/25/48 (144A)	682,500	711,738
Finance America Mortgage Loan Trust 1.142%, 1M LIBOR + 1.050%, 09/25/33 (d)	51,962	51,555
GMACM Home Equity Loan Trust 0.592%, 1M LIBOR + 0.500%, 10/25/34 (144A) (d)	17,254	16,481
Harriman Park CLO, Ltd. 1.313%, 3M LIBOR + 1.120%, 04/20/34 (144A) (d)	1,655,000	1,655,594
KKR Clo Ltd. 1.184%, 3M LIBOR + 1.000%, 04/15/31 (144A) (d)	1,230,000	1,226,406
Knollwood CDO, Ltd.
3.397%, 3M LIBOR + 3.200%, 01/10/39 (144A) (d)	744,924	75
LCM, Ltd. 1.228%, 3M LIBOR + 1.040%, 10/20/27 (144A) (d)	742,305	742,384
Madison Park Funding, Ltd. 1.254%, 3M LIBOR + 1.120%, 07/17/34 (144A) (d)	1,330,000	1,330,539
MFA LLC 2.363%, 03/25/60 (144A) (n)	1,211,704	1,211,860
Mill City Mortgage Loan Trust
3.472%, 08/25/58 (144A) (d)	583,401	606,885
3.500%, 04/25/66 (144A) (d)	1,213,619	1,265,552
New Residential Mortgage LLC 3.790%, 07/25/54 (144A)	536,821	536,998
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	171,525	173,141
Octagon Investment Partners, Ltd. 1.514%, 3M LIBOR + 1.330%, 10/15/32 (144A) (d)	1,230,000	1,232,424
OZLM, Ltd.
1.200%, 3M LIBOR + 1.010%, 07/17/29 (144A) (d)	319,770	319,926
1.204%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	900,000	900,370
1.236%, 3M LIBOR + 1.050%, 04/30/27 (144A) (d)	590,743	590,905
Regatta VI Funding, Ltd. 1.295%, 3M LIBOR + 1.160%, 04/20/34 (144A) (d)	1,200,000	1,200,431
RR 1 LLC 1.230%, 3M LIBOR + 1.150%, 07/15/35 (144A) (d)	1,365,000	1,365,890
RR 16, Ltd. 1.191%, 3M LIBOR + 1.110%, 07/15/36 (144A) (d)	1,175,000	1,175,498
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	216,539	215,326
Sound Point CLO XXIX, Ltd. 1.210%, 3M LIBOR + 1.070%, 04/25/34 (144A) (d)	1,300,000	1,299,666
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	478,246	479,278
Stanwich Mortgage Loan Trust 3.475%, 11/16/24 (144A) (n)	1,116,572	1,119,098

Asset-Backed - Other—(Continued)
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	319,063
Symphony CLO, Ltd. 1.136%, 3M LIBOR + 0.950%, 07/14/26 (144A) (d)	707,939	707,957
Towd Point Mortgage Trust
2.750%, 02/25/55 (144A) (d)	16,193	16,219
2.750%, 08/25/55 (144A) (d)	159,298	160,697
2.750%, 10/25/56 (144A) (d)	857,297	870,416
2.750%, 04/25/57 (144A) (d)	168,228	170,571
2.750%, 06/25/57 (144A) (d)	618,170	635,595
Venture CLO, Ltd.
1.375%, 3M LIBOR + 1.240%, 04/15/34 (144A) (d)	500,000	500,536
1.311%, 3M LIBOR + 1.130%, 04/15/34 (144A) (d)	1,300,000	1,300,220
Voya CLO, Ltd. 1.090%, 3M LIBOR + 0.900%, 01/18/29 (144A) (d)	1,519,837	1,520,229
Wellfleet CLO X, Ltd. 1.344%, 3M LIBOR + 1.170%, 07/20/32 (144A) (d)	1,065,000	1,064,726
Wendy’s Funding LLC
2.370%, 06/15/51 (144A)	1,185,000	1,195,298
3.884%, 03/15/48 (144A)	419,775	446,410
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	164,588	170,695

		41,118,124

Total Asset-Backed Securities (Cost $47,377,145)		47,049,703

Foreign Government—2.3%

Banks—0.0%
Banque Centrale de Tunisie International Bond 6.750%, 10/31/23 (144A) (EUR)	405,000	463,459

Sovereign—2.3%
Angolan Government International Bonds
8.000%, 11/26/29	400,000	409,952
8.250%, 05/09/28	205,000	213,778
Argentine Republic Government International Bonds
0.125%, 07/09/35 (n)	425,475	134,667
1.000%, 07/09/29	14,505	5,493
Australia Government Bond 1.750%, 06/21/51 (AUD)	875,000	579,473
Bermuda Government International Bond 2.375%, 08/20/30 (144A)	200,000	199,500
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	11,104,000	2,244,298
Chile Government International Bonds
1.250%, 01/22/51 (EUR)	1,100,000	1,165,023
3.100%, 05/07/41	485,000	485,485
Colombia Government International Bond 3.875%, 04/25/27	1,400,000	1,486,562
Croatia Government International Bond 1.500%, 06/17/31 (EUR)	1,025,000	1,265,274
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	1,193,250

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Egypt Government International Bonds
7.625%, 05/29/32 (144A)	255,000	$270,326
8.500%, 01/31/47	200,000	208,250
Finance Department Government of Sharjah 3.625%, 03/10/33 (144A)	550,000	555,384
Ghana Government International Bond 6.375%, 02/11/27 (144A)	290,000	291,282
Hungary Government International Bond 1.625%, 04/28/32 (EUR)	595,000	750,463
Indonesia Government International Bonds
1.100%, 03/12/33 (EUR)	1,170,000	1,355,131
2.150%, 07/18/24 (EUR)	100,000	125,467
2.625%, 06/14/23 (EUR)	100,000	124,380
Mexican Bonos 7.750%, 05/29/31 (MXN)	72,152,300	3,820,590
Mexico Government International Bonds
1.125%, 01/17/30 (EUR)	200,000	232,609
1.450%, 10/25/33 (EUR)	1,330,000	1,504,046
3.750%, 04/19/71	200,000	182,880
3.771%, 05/24/61	335,000	311,382
4.280%, 08/14/41	340,000	356,878
4.750%, 04/27/32	700,000	801,500
Morocco Government International Bond 2.000%, 09/30/30 (EUR)	640,000	750,851
North Macedonia Government International Bonds
2.750%, 01/18/25 (EUR)	425,000	528,385
3.675%, 06/03/26 (144A) (EUR)	515,000	672,582
Panama Government International Bonds
3.870%, 07/23/60	1,170,000	1,193,224
4.300%, 04/29/53	400,000	443,092
Peruvian Government International Bonds
2.392%, 01/23/26	125,000	129,008
2.783%, 01/23/31	350,000	356,566
3.300%, 03/11/41	260,000	262,332
Philippine Government International Bond 1.200%, 04/28/33 (EUR)	1,135,000	1,344,171
Romanian Government International Bonds
2.625%, 12/02/40 (144A) (EUR)	635,000	746,036
2.750%, 04/14/41 (EUR)	305,000	358,966
3.375%, 02/08/38 (EUR)	310,000	402,432
4.625%, 04/03/49 (EUR)	738,000	1,107,471
Russian Federal Bond - OFZ 5.900%, 03/12/31 (RUB)	148,955,000	1,869,979
Saudi Government International Bond 2.250%, 02/02/33 (144A) (b)	1,240,000	1,204,598
Senegal Government International Bonds
4.750%, 03/13/28 (EUR)	245,000	302,568
6.250%, 05/23/33	485,000	511,083
Serbia International Bond 1.650%, 03/03/33 (144A) (EUR)	645,000	748,044

		33,204,711

Total Foreign Government (Cost $33,882,089)		33,668,170

Floating Rate Loans (o)—1.7%
Security Description	Principal Amount*	Value

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.686%, 3M LIBOR + 3.500%, 08/21/26	137,550	134,476
Terrier Media Buyer, Inc. Term Loan, 3.604%, 1M LIBOR + 3.500%, 12/17/26	118,206	117,796

		252,272

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 2.354%, 1M LIBOR + 2.250%, 05/30/25	146,138	144,129

Agriculture—0.0%
Lorca Finco plc Term Loan B2, 4.250%, 6M EURIBOR + 4.250%, 09/17/27 (EUR)	180,000	214,069

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	98,500	96,665
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	100,000	105,738
United Airlines, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	99,750	101,175

		303,578

Apparel—0.0%
Birkenstock U.S. BidCo, Inc. USD Term Loan B, 04/28/28 (p)	100,000	100,050

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 3.600%, 2M LIBOR + 3.500%, 11/06/24	96,750	96,911

Auto Parts & Equipment—0.0%
Clarios Global L.P.
Term Loan B, 3.250%, 1M EURIBOR + 3.250%, 04/30/26 (EUR)	145,013	170,934
USD Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	104,495	103,755

		274,689

Building Materials—0.1%
Cornerstone Building Brands, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 04/12/28	196,757	197,003
Ingersoll-Rand Services Co. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/01/27	803,894	795,927
Quikrete Holdings, Inc. 1st Lien Term Loan, 2.604%, 1M LIBOR + 2.500%, 02/01/27	123,125	122,132

		1,115,062

Chemicals—0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B2, 1.897%, 3M LIBOR + 1.750%, 06/01/24	798,688	794,481

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.2%
Allied Universal Holdco LLC USD Incremental Term Loan B, 4.250%, 1M LIBOR + 3.750%, 05/12/28	112,216	$112,688
APX Group, Inc. Term Loan, 7.250%, PRIME + 4.000%, 12/31/25	97,763	98,083
AVSC Holding Corp. Term Loan B1, 2.375%, 6M LIBOR + 3.250%, 03/03/25	169,710	156,716
BrightView Landscapes LLC 1st Lien Term Loan B, 2.625%, 1M LIBOR + 2.500%, 08/15/25	211,415	210,799
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	121,435	121,224
Techem Verwaltungsgesellschaft 675 mbH Term Loan B4, 2.375%, 3M EURIBOR + 2.375%, 07/15/25 (EUR)	49,291	57,880
Trans Union LLC Term Loan B5, 1.854%, 1M LIBOR + 1.750%, 11/16/26	718,739	714,808
Verisure Holding AB Term Loan B, 3.500%, 3M EURIBOR + 3.500%, 07/20/26 (EUR)	185,000	219,090
Wex. Inc. Term Loan, 2.354%, 1M LIBOR + 2.250%, 03/31/28	1,027,425	1,021,806
WW International, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.500%, 04/13/28	100,000	100,375

		2,813,469

Computers—0.1%
Peraton Holding Corp. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	109,725	110,248
Science Applications International Corp. Term Loan B, 1.979%, 1M LIBOR + 1.875%, 10/31/25	795,918	795,586
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	177,526	177,947

		1,083,781

Cosmetics/Personal Care—0.0%
Coty, Inc.
Term Loan B, 2.331%, 1M LIBOR + 2.250%, 04/07/25	114,932	110,718
Sunshine Luxembourg ViII S.a.r.l Term Loan B3, 4.500%, 3M LIBOR + 3.750%, 10/01/26	203,191	204,081

		314,799

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc. Term Loan, 2.104%, 1M LIBOR + 2.000%, 01/15/27	803,864	799,022

Diversified Financial Services—0.1%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 3.104%, 1M LIBOR + 3.000%, 06/15/25	194,487	192,603
Deerfield Dakota Holding LLC Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	217,800	219,089
Fleetcor Technologies Operating Co. LLC Term Loan B4, 04/28/28 (p)	630,000	629,508

Diversified Financial Services—(Continued)
Nets Holding A/S Term Loan B1E, 2.500%, 3M EURIBOR + 2.500%, 02/06/25 (EUR)	88,194	104,576

		1,145,776

Engineering & Construction—0.0%
Artera Services, LLC Incremental Term Loan, 03/06/25 (p)	100,000	99,688
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	144,000	141,840

		241,528

Entertainment—0.0%
Crown Finance U.S. Inc. Term Loan, 3.500%, 6M LIBOR + 2.500%, 02/28/25	80,662	71,251
Delta 2 (LUX) S.a.r.l. Term Loan, 3.500%, 1M LIBOR + 2.500%, 02/01/24	241,686	241,063
Golden Entertainment, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.000%, 10/21/24	154,063	153,437

		465,751

Food—0.0%
Froneri International, Ltd. Term Loan, 2.354%, 1M LIBOR + 2.250%, 01/29/27	99,000	97,657
Hostess Brands LLC Term Loan, 3.000%, 3M LIBOR + 2.250%, 08/03/25	105,120	104,824
U.S. Foods, Inc. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 09/13/26	122,813	121,175

		323,656

Food Service—0.0%
Aramark Services, Inc. Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 01/15/27	98,750	97,713

Gas—0.0%
UGI Energy Services, LLC Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/13/26	147,000	147,413

Healthcare-Products—0.0%
Avantor Funding, Inc.
Incremental Term Loan B4, 3.250%, 1M LIBOR + 2.250%, 11/08/27	223,875	224,267
Lifescan Global Corp. 1st Lien Term Loan, 6.202%, 3M LIBOR + 6.000%, 10/01/24	82,500	81,795

		306,062

Healthcare-Services—0.1%
ADMI Corp. Term Loan B2, 3.875%, 1M LIBOR + 3.375%, 12/23/27	124,688	123,674
Envision Healthcare Corp. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/10/25	111,442	95,701

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
IQVIA, Inc. Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 03/07/24	805,000	$801,814
Surgery Center Holdings, Inc. Term Loan, 4.500%, 1M LIBOR + 3.750%, 08/31/26	189,525	190,576

		1,211,765

Insurance—0.1%
Acrisure, LLC Term Loan B, 3.604%, 3M LIBOR + 3.500%, 02/15/27	134,320	133,044
Asurion LLC Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	249,634	247,079
HUB International, Ltd. Term Loan B, 2.926%, 3M LIBOR + 2.750%, 04/25/25	116,400	115,224
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	97,500	96,574
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 09/03/26	132,300	132,300
USI, Inc. Term Loan, 3.147%, 3M LIBOR + 3.000%, 05/16/24	101,063	100,268

		824,489

Internet—0.1%
Go Daddy Operating Co. LLC
Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 02/15/24	789,294	784,047
Term Loan B4, 2.104%, 1M LIBOR + 2.000%, 08/10/27	113,850	113,312

		897,359

Leisure Time—0.0%
MajorDrive Holdings LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 05/12/28	100,000	100,266

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 2.338%, 1W LIBOR + 2.250%, 09/15/23	126,705	126,720
Caesars Resort Collection LLC
1st Lien Term Loan B, 2.854%, 1M LIBOR + 2.750%, 12/23/24	107,395	106,595
Term Loan B1, 4.604%, 1M LIBOR + 4.500%, 07/21/25	129,025	129,612

		362,927

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. Term Loan, 3.250%, 1M LIBOR + 2.750%, 08/01/25	97,510	96,700

Machinery-Diversified—0.1%
Altra Industrial Motion Corp. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 10/01/25	760,073	758,078
Circor International, Inc.
Term Loan B, 4.250%, 1M LIBOR + 3.250%, 12/11/24	84,870	84,561
Gardner Denver, Inc. Term Loan B2, 1.854%, 1M LIBOR + 1.750%, 03/01/27	172,720	171,008
Vertical Midco GmbH Term Loan B, 4.478%, 6M LIBOR + 4.250%, 07/30/27	348,252	349,316

		1,362,963

Media—0.1%
Adevinta ASA Term Loan B, 04/20/28 (EUR) (p)	100,000	118,701
CSC Holdings LLC Term Loan B1, 2.323%, 1M LIBOR + 2.250%, 07/17/25	103,950	102,845
E.W. Scripps Co. (The) Term Loan B3, 3.750%, 1M LIBOR + 3.000%, 01/07/28	93,250	93,341
Gray Television, Inc. Term Loan C, 2.592%, 1M LIBOR + 2.500%, 01/02/26	84,964	84,657
Nexstar Broadcasting, Inc. Term Loan B4, 2.592%, 1M LIBOR + 2.500%, 09/18/26	142,353	142,175
UPC Financing Partnership USD Term Loan AX, 3.073%, 1M LIBOR + 3.000%, 01/31/29	200,000	199,042

		740,761

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.500%, 3M EURIBOR + 2.500%, 03/07/25 (EUR)	92,993	108,275

Oil & Gas—0.0%
Paragon Offshore Finance Co. Term Loan B, 3M LIBOR, 07/18/21 (c) (l) (m)	587	0

Packaging & Containers—0.0%
Flex Acquisition Co., Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 02/23/28	84,035	83,814
Proampac PG Borrower LLC Term Loan, 4.747%, 2M LIBOR + 4.000%, 11/03/25	100,000	100,208
Reynolds Group Holdings, Inc. Term Loan, 2.854%, 1M LIBOR + 2.750%, 02/05/23	94,348	94,276

		278,298

Pharmaceuticals—0.1%
Bausch Health Companies, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 06/02/25	123,991	123,642
Change Healthcare Holdings LLC Term Loan B, 3.500%, 1M LIBOR + 2.500%, 03/01/24	119,866	119,875
Elanco Animal Health, Inc. Term Loan B, 1.842%, 1M LIBOR + 1.750%, 08/02/27	798,233	787,899
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan, 5.750%, 3M LIBOR + 5.000%, 03/27/28	164,149	160,200
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	99,499	99,934
Horizon Therapeutics USA, Inc. Term Loan B, 2.500%, 1M LIBOR + 2.000%, 03/15/28	99,750	99,376
Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, 1M LIBOR + 3.500%, 04/21/28	125,000	125,614
Organon & Co.
USD Term Loan, 06/02/28 (p)	125,000	125,257
Pathway Vet Alliance LLC Term Loan, 3.854%, 1M LIBOR + 3.750%, 03/31/27	246,978	246,823

		1,888,620

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 1.841%, 1M LIBOR + 1.750%, 12/20/24	195,455	$194,050

Retail—0.2%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 11/19/26	1,388,726	1,371,367
Great Outdoors Group LLC Term Loan B, 5.000%, 6M LIBOR + 4.250%, 03/06/28	129,350	130,285
Harbor Freight Tools USA, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.000%, 10/19/27	113,987	114,143
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	99,500	99,552
KFC Holding Co. Term Loan B, 1.833%, 1M LIBOR + 1.750%, 03/15/28	444,504	445,576
LBM Acquisition LLC
Delayed Draw Term Loan, 12/17/27 (p)	18,182	18,097
Incremental Delayed Draw Term Loan B2, 12/17/27 (p)	33,333	33,097
Incremental Term Loan B2, 12/17/27 (p)	66,667	66,194
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/17/27	81,614	81,231
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	100,000	100,542
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/12/28	100,000	100,188
SRS Distribution, Inc. Term Loan B, 06/02/28 (p)	110,000	110,043
Staples, Inc. Term Loan, 5.176%, 3M LIBOR + 5.000%, 04/16/26	125,807	122,938
White Cap Buyer LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 10/19/27	104,475	104,752

		2,898,005

Software—0.2%
DCert Buyer, Inc. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/16/26	208,121	208,642
Dun & Bradstreet Corp. (The) Term Loan, 3.345%, 1M LIBOR + 3.250%, 02/06/26	297,008	295,847
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	114,193	112,525
Polaris Newco LLC USD Term Loan B, 4.500%, 6M LIBOR + 4.000%, 06/02/28	105,000	105,418
Realpage, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.250%, 04/24/28	100,000	99,837
SS&C Technologies, Inc.
Term Loan B3, 1.854%, 1M LIBOR + 1.750%, 04/16/25	303,880	300,778
Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 04/16/25	230,877	228,520
Term Loan B5, 1.854%, 1M LIBOR + 1.750%, 04/16/25	295,585	292,755
Ultimate Software Group, Inc. (The) Incremental Term Loan, 4.000%, 3M LIBOR + 3.250%, 05/04/26	183,615	183,959
Zelis Healthcare Corp. Term Loan, 3.592%, 1M LIBOR + 3.500%, 09/30/26	222,631	222,367

		2,050,648

Telecommunications—0.0%
Altice France S.A. Term Loan B12, 3.871%, 3M LIBOR + 3.687%, 01/31/26	96,500	95,880
CenturyLink, Inc. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 03/15/27	98,500	97,338
Telenet Financing USD LLC Term Loan AR, 2.073%, 1M LIBOR + 2.000%, 04/30/28	100,000	98,711

		291,929

Total Floating Rate Loans (Cost $24,354,106)		24,341,266

Municipals—0.6%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds
6.038%, 12/01/29	85,000	99,875
6.138%, 12/01/39	325,000	396,859
6.319%, 11/01/29	345,000	423,089
Chicago Transit Authority Sales Tax Receipts Fund 3.912%, 12/01/40	170,000	191,570
Metropolitan Transportation Authority
4.750%, 11/15/45	505,000	621,124
5.175%, 11/15/49	1,390,000	1,876,453
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	353,000	534,893
New York Transportation Development Corp 4.248%, 09/01/35	1,405,000	1,556,512
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,605,103
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	984,368
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	180,000	288,073
State of Connecticut 3.000%, 07/01/21	40,000	40,000
State of Illinois
4.950%, 06/01/23	453,091	484,254
5.000%, 01/01/23	70,000	73,481
5.947%, 04/01/22	220,000	228,317

Total Municipals (Cost $8,281,773)		9,403,971

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $26,957,716; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $27,496,960.	26,957,716	26,957,716

Total Short-Term Investments (Cost $26,957,716)		26,957,716

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Securities Lending Reinvestments (q)—3.8%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.2%
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	1,000,000	$999,957
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (d)	2,000,000	2,000,016

		2,999,973

Repurchase Agreements—3.6%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by various Common Stock with an aggregate market value of $11,111,963.	10,000,000	10,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,032; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $2,073.	2,032	2,032
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $10,000,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $10,204,110.	10,000,000	10,000,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $7,305,386; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $7,451,509.	7,305,378	7,305,378
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000
Natwest Markets Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $10,000,014; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $10,200,014.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,300,110; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,555,556.	2,300,000	2,300,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $600,030; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $666,784.	600,000	600,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $10,000,051; collateralized by various Common Stock with an aggregate market value of $11,111,465.	10,000,000	10,000,000

		51,207,410

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	300,000	300,000

Total Securities Lending Reinvestments (Cost $54,507,410)		54,507,383

Total Purchased Options—0.0% (r) (Cost $484,239)		147,248
Total Investments—115.1% (Cost $1,409,064,047)		1,648,794,531
Other assets and liabilities (net)—(15.1)%		(216,259,860)

Net Assets—100.0%		$1,432,534,671

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $54,934,073 and the collateral received consisted of cash in the amount of $54,507,410 and non-cash collateral with a value of $1,532,652. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Interest only security.
(g)	Principal only security.
(h)	All or a portion of the security was pledged as collateral against open OTC swap and option contracts. As of June 30, 2021, the market value of securities pledged was $1,728,500.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $2,425,779.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $4,139,204.
(k)	Principal amount of security is adjusted for inflation.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $160,181,537, which is 11.2% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	2.000%	TBA	$(4,560,000)	$(4,634,113)	$(4,644,075)
Uniform Mortgage-Backed Securities 15 Yr. Pool	1.500%	TBA	(4,600,000)	(4,665,227)	(4,655,434)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(4,076,000)	(4,481,377)	(4,467,041)

Totals				$(13,780,717)	$(13,766,550)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	856,000	MSIP	09/15/21	USD	664,330	$22,172
BRL	6,110,000	GSI	09/15/21	USD	1,196,889	(20,430)
EUR	692,334	BNP	07/30/21	USD	827,668	6,257
EUR	236,000	BOA	09/15/21	USD	286,749	6,486
EUR	11,692,000	CBNA	09/15/21	USD	14,241,406	356,512
EUR	342,000	JPMC	09/15/21	USD	417,069	10,926
EUR	305,000	MSIP	09/15/21	USD	372,060	9,856
MXN	52,160,000	BBP	09/15/21	USD	2,611,369	18,965
RUB	80,470,000	GSI	09/15/21	USD	1,089,863	1,921

Net Unrealized Appreciation						$412,665

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-OAT Futures	09/08/21	50	EUR	7,952,000	$35,550
S&P 500 Index E-Mini Futures	09/17/21	23	USD	4,931,890	33,218
U.S. Treasury Note 2 Year Futures	09/30/21	108	USD	23,794,594	(37,932)

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	09/15/21	(63)	AUD	(8,894,906)	(1,776)
Euro-BTP Futures	09/08/21	(52)	EUR	(7,873,320)	(62,651)
Euro-Bund Futures	09/08/21	(96)	EUR	(16,570,560)	(103,214)
Euro-Buxl 30 Year Bond Futures	09/08/21	(10)	EUR	(2,032,400)	(38,192)
U.S. Treasury Long Bond Futures	09/21/21	(26)	USD	(4,179,500)	(94,982)
U.S. Treasury Note 10 Year Futures	09/21/21	(80)	USD	(10,600,000)	(21,115)
U.S. Treasury Note 5 Year Futures	09/30/21	(56)	USD	(6,912,063)	292
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(261)	USD	(38,420,016)	(546,281)
U.S. Treasury Ultra Long Bond Futures	09/21/21	(33)	USD	(6,358,688)	(260,201)
United Kingdom Long Gilt Bond Futures	09/28/21	(47)	GBP	(6,020,700)	(52,443)

Net Unrealized Depreciation					$(1,149,727)

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Year IRS	2.200%	BOA	3M LIBOR	Receive	03/14/22	27,910,000	USD	27,910,000	$484,239	$147,248	$(336,991)

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Year IRS	1.500%	BOA	3M LIBOR	Pay	03/14/22	(27,910,000)	USD	(27,910,000)	$(279,100)	$(153,849)	$125,251

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Annually	0.075%	Annually	08/12/25	USD	3,475,000	$75,656	$(333)	$75,989

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.36.V1	(5.000%)	Quarterly	06/20/26	2.735%	USD	3,470,000	$(354,072)	$(345,106)	$(8,966)

Centrally Cleared Credit Default Swaps on Credit Indices, Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	Quarterly	06/20/26	1.657%	USD	450,000	$(13,878)	$(13,889)	$11
CDX.EM.35.V1	1.000%	Quarterly	06/20/26	1.554%	USD	3,960,000	(103,336)	(137,889)	34,553
CDX.NA.IG.36.V1	1.000%	Quarterly	06/20/26	0.478%	USD	990,000	25,141	20,743	4,398
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/26	1.363%	USD	2,630,000	(45,302)	(33,589)	(11,713)
Indonesia Government International Bond 3.700%, 01/08/22	1.000%	Quarterly	06/20/26	0.739%	USD	1,345,000	16,864	7,128	9,736
Mexico Government International Bond 4.150%, due 03/28/27	1.000%	Quarterly	06/20/26	0.935%	USD	490,000	1,534	492	1,042
Panama Government International Bond 8.875%, 09/30/27	1.000%	Quarterly	06/20/26	0.660%	USD	720,000	11,870	5,822	6,048
Peruvian Government International Bond 8.875%, 11/21/33	1.000%	Quarterly	06/20/26	0.823%	USD	1,285,000	10,985	8,699	2,286
Russian Federal Bond - OFZ 7.500%, due 03/31/30	1.000%	Quarterly	06/20/26	0.830%	USD	435,000	3,565	1,049	2,516

Totals							$(92,557)	$(141,434)	$48,877

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	60.237%	USD	94,890	$8,540	$12,998	$(4,458)
PRIMEX.ARM.2 (e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	156,437	—	(320)	320

Totals								$8,540	$12,678	$(4,138)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	60.237%	USD	94,890	$(8,540)	$(2,551)	$(5,989)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	19.820%	USD	530,911	(190,636)	(150,745)	(39,891)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	19.820%	USD	232,635	(83,533)	(57,355)	(26,178)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	19.820%	USD	559,869	(201,035)	(175,210)	(25,825)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	19.820%	USD	1,244,262	(446,782)	(353,294)	(93,488)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	29.499%	USD	185,000	(48,930)	(26,509)	(22,421)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	29.499%	USD	170,000	(44,963)	(25,789)	(19,174)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	29.499%	USD	660,000	(174,563)	(74,951)	(99,612)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	29.499%	USD	90,000	(23,804)	(8,031)	(15,773)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	29.499%	USD	830,000	(219,526)	(124,759)	(94,767)
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	156,437	—	4,448	(4,448)

Totals								$(1,442,312)	$(994,746)	$(447,566)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Glossary of Abbreviations—(Continued)

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$866,123,063	$—	$—	$866,123,063
Total U.S. Treasury & Government Agencies*	—	329,244,345	—	329,244,345
Corporate Bonds & Notes
Advertising	—	35,613	—	35,613
Aerospace/Defense	—	3,287,922	—	3,287,922
Agriculture	—	2,757,578	—	2,757,578
Airlines	—	15,525	—	15,525
Apparel	—	956,133	—	956,133
Auto Manufacturers	—	1,714,526	—	1,714,526
Auto Parts & Equipment	—	86,290	—	86,290
Banks	—	33,788,948	0	33,788,948
Beverages	—	3,840,391	—	3,840,391
Biotechnology	—	1,779,477	—	1,779,477
Building Materials	—	1,435,579	—	1,435,579
Chemicals	—	1,122,740	—	1,122,740
Commercial Services	—	5,841,684	—	5,841,684
Computers	—	3,860,881	—	3,860,881
Diversified Financial Services	—	5,174,139	—	5,174,139
Electric	—	16,740,571	—	16,740,571
Electronics	—	133,650	—	133,650
Energy-Alternate Sources	—	490,346	—	490,346
Engineering & Construction	—	988,230	—	988,230
Entertainment	—	863,465	—	863,465
Environmental Control	—	1,535,112	—	1,535,112
Food	—	1,689,157	—	1,689,157
Food Service	—	62,832	—	62,832

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forest Products & Paper	$—	$1,952,827	$—	$1,952,827
Gas	—	573,824	—	573,824
Healthcare-Products	—	2,941,115	—	2,941,115
Healthcare-Services	—	6,006,378	—	6,006,378
Home Builders	—	826,560	—	826,560
Insurance	—	5,148,793	—	5,148,793
Internet	—	4,624,413	—	4,624,413
Iron/Steel	—	838,273	—	838,273
Lodging	—	313,658	—	313,658
Machinery-Construction & Mining	—	61,319	—	61,319
Machinery-Diversified	—	657,636	—	657,636
Media	—	9,385,040	—	9,385,040
Mining	—	61,988	—	61,988
Miscellaneous Manufacturing	—	100,465	—	100,465
Office/Business Equipment	—	1,472,656	—	1,472,656
Oil & Gas	—	7,261,605	—	7,261,605
Oil & Gas Services	—	188,323	—	188,323
Packaging & Containers	—	1,283,903	—	1,283,903
Pharmaceuticals	—	7,222,802	—	7,222,802
Pipelines	—	4,991,865	—	4,991,865
Real Estate Investment Trusts	—	2,890,540	—	2,890,540
Retail	—	3,504,493	—	3,504,493
Semiconductors	—	6,686,638	—	6,686,638
Software	—	8,716,798	—	8,716,798
Telecommunications	—	10,945,955	—	10,945,955
Transportation	—	1,073,179	—	1,073,179
Trucking & Leasing	—	1,838,145	—	1,838,145
Water	—	248,657	—	248,657
Total Corporate Bonds & Notes	—	180,018,637	0	180,018,637
Total Mortgage-Backed Securities*	—	77,333,029	—	77,333,029
Total Asset-Backed Securities*	—	47,049,703	—	47,049,703
Total Foreign Government*	—	33,668,170	—	33,668,170
Floating Rate Loans
Advertising	—	252,272	—	252,272
Aerospace/Defense	—	144,129	—	144,129
Agriculture	—	214,069	—	214,069
Airlines	—	303,578	—	303,578
Apparel	—	100,050	—	100,050
Auto Manufacturers	—	96,911	—	96,911
Auto Parts & Equipment	—	274,689	—	274,689
Building Materials	—	1,115,062	—	1,115,062
Chemicals	—	794,481	—	794,481
Commercial Services	—	2,813,469	—	2,813,469
Computers	—	1,083,781	—	1,083,781
Cosmetics/Personal Care	—	314,799	—	314,799
Distribution/Wholesale	—	799,022	—	799,022
Diversified Financial Services	—	1,145,776	—	1,145,776
Engineering & Construction	—	241,528	—	241,528
Entertainment	—	465,751	—	465,751
Food	—	323,656	—	323,656
Food Service	—	97,713	—	97,713
Gas	—	147,413	—	147,413
Healthcare-Products	—	306,062	—	306,062
Healthcare-Services	—	1,211,765	—	1,211,765
Insurance	—	824,489	—	824,489
Internet	—	897,359	—	897,359
Leisure Time	—	100,266	—	100,266

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Lodging	$—	$362,927	$—	$362,927
Machinery-Construction & Mining	—	96,700	—	96,700
Machinery-Diversified	—	1,362,963	—	1,362,963
Media	—	740,761	—	740,761
Miscellaneous Manufacturing	—	108,275	—	108,275
Oil & Gas	—	—	0	0
Packaging & Containers	—	278,298	—	278,298
Pharmaceuticals	—	1,888,620	—	1,888,620
Real Estate Investment Trusts	—	194,050	—	194,050
Retail	—	2,898,005	—	2,898,005
Software	—	2,050,648	—	2,050,648
Telecommunications	—	291,929	—	291,929
Total Floating Rate Loans	—	24,341,266	0	24,341,266
Total Municipals*	—	9,403,971	—	9,403,971
Total Short-Term Investment*	—	26,957,716	—	26,957,716
Total Securities Lending Reinvestments*	—	54,507,383	—	54,507,383
Total Purchased Options at Value	—	147,248	—	147,248
Total Investments	$866,123,063	$782,671,468	$0	$1,648,794,531

Collateral for Securities Loaned (Liability)	$—	$(54,507,410)	$—	$(54,507,410)
TBA Forward Sales Commitments	$—	$(13,766,550)	$—	$(13,766,550)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$433,095	$—	$433,095
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(20,430)	—	(20,430)
Total Forward Contracts	$—	$412,665	$—	$412,665
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$69,060	$—	$—	$69,060
Futures Contracts (Unrealized Depreciation)	(1,218,787)	—	—	(1,218,787)
Total Futures Contracts	$(1,149,727)	$—	$—	$(1,149,727)
Total Written Options at Value	$—	$(153,849)	$—	$(153,849)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$136,579	$—	$136,579
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(20,679)	—	(20,679)
Total Centrally Cleared Swap Contracts	$—	$115,900	$—	$115,900
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$8,540	$0	$8,540
OTC Swap Contracts at Value (Liabilities)	—	(1,442,312)	0	(1,442,312)
Total OTC Swap Contracts	$—	$(1,433,772)	$0	$(1,433,772)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2021

Assets
Investments at value (a) (b)	$1,648,794,531
Cash denominated in foreign currencies (c)	129,129
OTC swap contracts at market value (d)	8,540
Unrealized appreciation on forward foreign currency exchange contracts	433,095
Receivable for:
Investments sold	6,045,804
TBA securities sold (e)	124,855,874
Premiums on purchased and written options	314,614
Fund shares sold	42,074
Principal paydowns	137,164
Dividends and interest	3,496,221
Interest on OTC swap contracts	6,896
Variation margin on centrally cleared swap contracts	7,646

Total Assets	1,784,271,588
Liabilities
Due to custodian	567,366
Written options at value (f)	153,849
TBA Forward sales commitments, at value	13,766,550
OTC swap contracts at market value (g)	1,442,312
Cash collateral for TBA securities	115,000
Unrealized depreciation on forward foreign currency exchange contracts	20,430
Collateral for securities loaned	54,507,410
Payables for:
Investments purchased	17,649,404
TBA securities purchased	261,420,432
Fund shares redeemed	281,501
Variation margin on futures contracts	158,546
Premium on purchased and written options	520,412
Interest on OTC swap contracts	754
Accrued Expenses:
Management fees	490,086
Distribution and service fees	17,805
Deferred trustees’ fees	172,919
Other expenses	452,141

Total Liabilities	351,736,917

Net Assets	$1,432,534,671

Net Assets Consist of:
Paid in surplus	$1,097,335,894
Distributable earnings (Accumulated losses)	335,198,777

Net Assets	$1,432,534,671

Net Assets
Class A	$1,332,694,612
Class B	68,860,808
Class E	30,979,251
Capital Shares Outstanding*
Class A	62,265,132
Class B	3,242,313
Class E	1,451,195
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.40
Class B	21.24
Class E	21.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,409,064,047.
(b)	Includes securities loaned at value of $54,934,073.
(c)	Identified cost of cash denominated in foreign currencies was $129,145.
(d)	Net premium paid on OTC swap contracts was $17,126
(e)	Included within TBA securities sold is $13,780,716 related to TBA forward sale commitments.
(f)	Premiums received on written options were $279,100.
(g)	Net premium received on OTC swap contracts was $999,194.

Statement of Operations

Six Months Ended June 30, 2021

Investment Income
Dividends (a)	$5,168,630
Interest	6,438,994
Securities lending income	41,770

Total investment income	11,649,394
Expenses
Management fees	3,142,736
Administration fees	33,137
Custodian and accounting fees	198,328
Distribution and service fees—Class B	84,188
Distribution and service fees—Class E	22,580
Audit and tax services	51,316
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	55,911
Insurance	4,855
Miscellaneous	8,162

Total expenses	3,652,613
Less management fee waiver	(219,883)
Less broker commission recapture	(2,914)

Net expenses	3,429,816

Net Investment Income	8,219,578

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	91,545,689
Purchased options	209,803
Futures contracts	2,293,944
Written options	359,803
Swap contracts	157,841
Foreign currency transactions	(28,873)
Forward foreign currency transactions	133,001

Net realized gain (loss)	94,671,208

Net change in unrealized appreciation (depreciation) on:
Investments	7,848,407
Purchased options	(341,280)
Futures contracts	(1,443,926)
Written options	99,986
Swap contracts	(350,985)
Foreign currency transactions	11,997
Forward foreign currency transactions	510,852

Net change in unrealized appreciation (depreciation)	6,335,051

Net realized and unrealized gain (loss)	101,006,259

Net Increase (Decrease) in Net Assets From Operations	$109,225,837

(a)	Net of foreign withholding taxes of $41,941.

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,219,578	$19,471,374
Net realized gain (loss)	94,671,208	124,420,162
Net change in unrealized appreciation (depreciation)	6,335,051	65,221,551

Increase (decrease) in net assets from operations	109,225,837	209,113,087

From Distributions to Shareholders
Class A	(137,177,586)	(76,140,033)
Class B	(7,007,468)	(3,862,617)
Class E	(3,169,014)	(1,804,118)

Total distributions	(147,354,068)	(81,806,768)

Increase (decrease) in net assets from capital share transactions	92,799,572	(21,675,496)

Total increase (decrease) in net assets	54,671,341	105,630,823

Net Assets
Beginning of period	1,377,863,330	1,272,232,507

End of period	$1,432,534,671	$1,377,863,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	817,181	$18,715,136	941,896	$18,575,746
Reinvestments	6,489,006	137,177,586	4,054,315	76,140,033
Redemptions	(3,001,552)	(68,187,251)	(5,639,457)	(111,982,256)

Net increase (decrease)	4,304,635	$87,705,471	(643,246)	$(17,266,477)

Class B
Sales	139,202	$3,129,370	303,555	$6,051,057
Reinvestments	334,007	7,007,468	207,111	3,862,617
Redemptions	(303,583)	(6,841,165)	(639,776)	(12,558,288)

Net increase (decrease)	169,626	$3,295,673	(129,110)	$(2,644,614)

Class E
Sales	15,248	$341,997	23,575	$468,919
Reinvestments	150,333	3,169,014	96,271	1,804,118
Redemptions	(76,143)	(1,712,583)	(204,353)	(4,037,442)

Net increase (decrease)	89,438	$1,798,428	(84,507)	$(1,764,405)

Increase (decrease) derived from capital shares transactions		$92,799,572		$(21,675,496)

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.09		$20.12	$17.82	$20.38	$18.49	$18.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.31	0.36	0.37	0.35	0.37	(b)
Net realized and unrealized gain (loss)	1.63		3.02	3.58	(1.02)	2.40	0.88

Total income (loss) from investment operations	1.76		3.33	3.94	(0.65)	2.75	1.25

Less Distributions
Distributions from net investment income	(0.43)		(0.46)	(0.44)	(0.36)	(0.38)	(0.53)
Distributions from net realized capital gains	(2.02)		(0.90)	(1.20)	(1.55)	(0.48)	(0.89)

Total distributions	(2.45)		(1.36)	(1.64)	(1.91)	(0.86)	(1.42)

Net Asset Value, End of Period	$21.40		$22.09	$20.12	$17.82	$20.38	$18.49

Total Return (%) (c)	8.11	(d)	17.72	22.99	(3.76)	15.14	6.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	(e)	0.53	0.53	0.53	0.54	0.55
Net ratio of expenses to average net assets (%) (f)(g)	0.48	(e)	0.50	0.50	0.50	0.51	0.52
Ratio of net investment income (loss) to average net assets (%)	1.20	(e)	1.57	1.88	1.89	1.78	2.02	(b)
Portfolio turnover rate (%)	136	(d)(h)	298 (h)	322 (h)	341 (h)	342 (h)	405	(h)
Net assets, end of period (in millions)	$1,332.7		$1,280.5	$1,179.3	$1,050.5	$1,195.7	$1,135.6

	Class B
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.92		$19.97	$17.69	$20.24	$18.37	$18.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.26	0.31	0.32	0.30	0.32	(b)
Net realized and unrealized gain (loss)	1.61		3.00	3.56	(1.01)	2.38	0.88

Total income (loss) from investment operations	1.72		3.26	3.87	(0.69)	2.68	1.20

Less Distributions
Distributions from net investment income	(0.38)		(0.41)	(0.39)	(0.31)	(0.33)	(0.48)
Distributions from net realized capital gains	(2.02)		(0.90)	(1.20)	(1.55)	(0.48)	(0.89)

Total distributions	(2.40)		(1.31)	(1.59)	(1.86)	(0.81)	(1.37)

Net Asset Value, End of Period	$21.24		$21.92	$19.97	$17.69	$20.24	$18.37

Total Return (%) (c)	7.98	(d)	17.45	22.72	(4.01)	14.85	6.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.78	0.78	0.78	0.79	0.80
Net ratio of expenses to average net assets (%) (f)(g)	0.73	(e)	0.75	0.75	0.75	0.76	0.77
Ratio of net investment income (loss) to average net assets (%)	0.95	(e)	1.32	1.63	1.64	1.53	1.77	(b)
Portfolio turnover rate (%)	136	(d)(h)	298 (h)	322 (h)	341 (h)	342 (h)	405	(h)
Net assets, end of period (in millions)	$68.9		$67.3	$63.9	$57.2	$68.8	$66.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.03		$20.07	$17.77	$20.33	$18.44	$18.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.28	0.33	0.34	0.32	0.34	(b)
Net realized and unrealized gain (loss)	1.62		3.01	3.58	(1.02)	2.40	0.87

Total income (loss) from investment operations	1.74		3.29	3.91	(0.68)	2.72	1.21

Less Distributions
Distributions from net investment income	(0.40)		(0.43)	(0.41)	(0.33)	(0.35)	(0.49)
Distributions from net realized capital gains	(2.02)		(0.90)	(1.20)	(1.55)	(0.48)	(0.89)

Total distributions	(2.42)		(1.33)	(1.61)	(1.88)	(0.83)	(1.38)

Net Asset Value, End of Period	$21.35		$22.03	$20.07	$17.77	$20.33	$18.44

Total Return (%) (c)	7.99	(d)	17.53	22.85	(3.88)	14.95	6.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(e)	0.68	0.68	0.68	0.69	0.70
Net ratio of expenses to average net assets (%) (f)(g)	0.63	(e)	0.65	0.65	0.65	0.66	0.67
Ratio of net investment income (loss) to average net assets (%)	1.05	(e)	1.42	1.73	1.74	1.63	1.87	(b)
Portfolio turnover rate (%)	136	(d)(h)	298 (h)	322 (h)	341 (h)	342 (h)	405	(h)
Net assets, end of period (in millions)	$31.0		$30.0	$29.0	$27.5	$32.6	$30.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2021 and for each of the years ended December 31, 2020 through 2016. (see Note 5 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 36%, 77%, 60%, 62%, 74% and 58% for the six months ended June 30, 2021 and years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2021, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $567,366 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $26,957,716. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $51,207,410. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

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Notes to Financial Statements—June 30, 2021—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(44,046,755)	$—	$—	$—	$(44,046,755)
Corporate Bonds & Notes	(3,301,250)	—	—	—	(3,301,250)
Foreign Government	(500,000)	—	—	—	(500,000)
U.S. Treasury & Government Agencies	(6,659,405)	—	—	—	(6,659,405)
Total Borrowings	$(54,507,410)	$—	$—	$—	$(54,507,410)
Gross amount of recognized liabilities for securities lending transactions					$(54,507,410)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Notes to Financial Statements—June 30, 2021—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

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Notes to Financial Statements—June 30, 2021—(Continued)

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to

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another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and

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(4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$147,248
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	75,989
	Unrealized appreciation on futures contracts (c) (d)	35,842	Unrealized depreciation on futures contracts (c) (d)	$1,218,787
			Written options at value	153,849
Credit	OTC swap contracts at market value (e)	8,540	OTC swap contracts at market value (e)	1,442,312
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	60,590	Unrealized depreciation on centrally cleared swap contracts (b) (c)	20,679
Equity	Unrealized appreciation on futures contracts (c) (d)	33,218
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	433,095	Unrealized depreciation on forward foreign currency exchange contracts	20,430

Total		$794,522		$2,856,057

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $6,896 and OTC swap interest payable of $754.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$153,734	$(153,734)	$—	$—
Barclays Bank plc	18,965	(8,540)	—	10,425
BNP Paribas S.A.	6,257	—	—	6,257
Citibank N.A.	356,512	—	—	356,512
Goldman Sachs International	1,921	(1,921)	—	—
JPMorgan Chase Bank N.A.	19,466	—	—	19,466
Morgan Stanley & Co. International plc	32,028	(32,028)	—	—

	$588,883	$(196,223)	$—	$392,660

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$153,849	$(153,734)	$(115)	$—
Barclays Bank plc	8,540	(8,540)	—	—
Credit Suisse International	239,566	—	(239,566)	—
Deutsche Bank AG	44,963	—	(44,963)	—
Goldman Sachs International	479,561	(1,921)	(477,640)	—
Morgan Stanley & Co. International plc	690,112	(32,028)	(658,084)	—

	$1,616,591	$(196,223)	$(1,420,368)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$209,803	$—	$—	$—	$209,803
Forward foreign currency transactions	—	—	—	133,001	133,001
Swap contracts	(141,158)	298,999	—	—	157,841
Futures contracts	2,303,155	—	(9,211)	—	2,293,944
Written options	11,199	348,604	—	—	359,803

	$2,382,999	$647,603	$(9,211)	$133,001	$3,154,392

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(341,280)	$—	$—	$—	$(341,280)
Forward foreign currency transactions	—	—	—	510,852	510,852
Swap contracts	66,472	(417,457)	—	—	(350,985)
Futures contracts	(1,440,762)	—	(3,164)	—	(1,443,926)
Written options	125,251	(25,265)	—	—	99,986

	$(1,590,319)	$(442,722)	$(3,164)	$510,852	$(1,525,353)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$21,488,667
Forward foreign currency transactions	19,175,633
Futures contracts long	38,435,065
Futures contracts short	(95,100,575)
Swap contracts	25,253,318
Written options	(189,484,250)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,654,380,703	$416,928,006	$1,610,505,750	$448,752,454

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$1,580,833,517	$1,547,968,086

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $621,102 in purchases of investments which are included above.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$3,142,736	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. There were no fees waived during the six months ended June 30, 2021.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $219,883 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,398,486,145

Gross unrealized appreciation	259,364,783
Gross unrealized depreciation	(25,316,488)

Net unrealized appreciation (depreciation)	$234,048,295

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$42,588,010	$28,177,691	$39,218,758	$72,306,746	$81,806,768	$100,484,437

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,305,077	$92,303,670	$226,881,755	$—	$373,490,502

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of June 30, 2021, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2020, the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio as of June 30, 2021, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2020, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-55

Brighthouse Funds Trust I

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 10.92%, 10.76%, and 10.81%, respectively. The Portfolio’s benchmark, the Russell 1000 Index¹, returned 14.95%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The U.S. Federal Reserve (the “Fed”) also raised its median economic growth projection for 2021 to 6.5%, up from 4.2% in December, due to the accelerating vaccine rollout and fiscal stimulus. Corporate earnings remained a bright spot in the U.S. economy, with companies providing upward revisions to their forward earnings estimates along with optimistic commentary and sentiment. In the second quarter, U.S. equities continued to rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The Fed held steadfast in its view that elevated price pressures should prove transitory, but rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate hikes in 2023. This hawkish shift in expectations triggered a rotation from value and cyclically sensitive stocks to growth stocks toward the end of the quarter. A bipartisan group of senators reached an agreement with President Joe Biden on an infrastructure package worth approximately $1.2 trillion. The package faces considerable legislative hurdles, with Democratic Party leaders insisting the plan could only advance in tandem with a much larger social policy bill funded through higher corporate taxes, which are vehemently opposed by Republicans.

Within the S&P 500 Index, all eleven sectors gained for the six-month period ended June 30, 2021. Energy (45.7%) and Financials (25.7%) were the best performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the six-month period ended June 30, 2021. Stock selection drove relative underperformance. Weak selection in Health Care, Materials, and Consumer Staples was partially offset by selection in Real Estate and Information Technology. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance due to an overweight position in Consumer Staples, a lack of exposure to Energy, and an underweight position in Communication Services. This was partially offset by an underweight allocation to Information Technology, a lack of exposure to Utilities, and an overweight allocation to Industrials.

The Portfolio’s lack of a position in benchmark constituent Alphabet (Communication Services), as well as overweight positions in Colgate-Palmolive (Consumer Staples) and TJX Companies (Consumer Discretionary) were among the top relative detractors during the period. The share price of Colgate-Palmolive, a U.S. based manufacturer of oral, personal, and household products, fell over the period despite releasing a solid set of results in the fourth and first quarters, including strong organic sales growth and margin expansion. Fundamental strength across segments was offset by a challenged outlook for the Consumer Staples sector. TJX Companies, an off-price apparel and home goods retailer, reported weaker than expected first-quarter fiscal year 2021 results which were driven by the temporary closure of its stores due to the coronavirus pandemic. At the end of the period, the Portfolio continued to hold positions in Colgate-Palmolive and TJX Companies.

The Portfolio’s overweight positions in American Express (Financials), Public Storage (Real Estate), and Deere (Industrials), along with not holding benchmark constituents Apple (Information Technology) and Amazon (Consumer Discretionary) were among the top relative contributors during the period. Shares of American Express rose during the period after the payment company announced better-than-expected first quarter earnings. Results were helped by a $1.1 billion release of reserves that were previously set aside to cover soured loans during the pandemic. Management also raised its outlook for fiscal year 2021. Shares of Public Storage advanced during the period after the company announced strong first-quarter results. The self-storage real estate investment trust (“REIT”) reported core funds from operations ahead of consensus estimates and stronger than expected same store revenue from higher occupancy and rent rate. The company also provided initial full-year 2021 core funds from operation guidance which was higher than consensus. Shares of Deere & Company rose over the period after the construction, agriculture, and turf care maker announced strong first quarter earnings, outperforming expectations. Net income for fiscal 2021 is forecast at $4.6 to $5.0 billion compared to previous expectations of $3.6 to $4.0 billion. The company also increased their quarterly dividend by 18% to $0.90. At the end of the period, the Portfolio continued to hold positions in American Express, Public Storage, and Deere.

BHFTII-1

Brighthouse Funds Trust I

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At of the end of the period, the Portfolio was most overweight the Industrials and Consumer Staples sectors and most underweight the Information Technology and Communication Services sectors.

Donald J. Kilbride

Peter Fisher

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	10.92	32.56	14.34	12.69
Class B	10.76	32.25	14.05	12.40
Class E	10.81	32.38	14.17	12.52
Russell 1000 Index	14.95	43.07	18.00	14.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Johnson & Johnson	3.5
McDonald’s Corp.	3.4
UnitedHealth Group, Inc.	3.4
American Express Co.	3.3
Coca-Cola Co. (The)	3.1
Northrop Grumman Corp.	3.0
Microsoft Corp.	3.0
Medtronic plc	3.0
Colgate-Palmolive Co.	3.0
Honeywell International, Inc.	2.9

Top Sectors

% of Net Assets
Industrials	21.7
Health Care	20.5
Consumer Staples	15.7
Consumer Discretionary	11.4
Financials	10.0
Information Technology	9.4
Materials	4.8
Real Estate	3.6
Communication Services	1.9

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.57%	$1,000.00	$1,109.20	$2.98
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$1,107.60	$4.29
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class E (a)	Actual	0.72%	$1,000.00	$1,108.10	$3.76
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—9.3%
General Dynamics Corp.	464,881	$87,518,497
Lockheed Martin Corp.	185,169	70,058,691
Northrop Grumman Corp.	326,607	118,698,782
Raytheon Technologies Corp.	1,035,478	88,336,628

		364,612,598

Air Freight & Logistics—2.5%
United Parcel Service, Inc. - Class B	476,634	99,125,573

Banks—1.7%
PNC Financial Services Group, Inc. (The)	342,565	65,347,699

Beverages—7.9%
Coca-Cola Co. (The)	2,261,064	122,346,173
Diageo plc	2,114,725	101,345,034
PepsiCo, Inc.	575,129	85,216,864

		308,908,071

Biotechnology—0.9%
Amgen, Inc.	152,194	37,097,287

Chemicals—4.8%
Ecolab, Inc.	398,111	81,998,923
Linde plc (a)	373,004	107,835,456

		189,834,379

Consumer Finance—3.3%
American Express Co.	775,431	128,124,464

Equity Real Estate Investment Trusts—3.6%
American Tower Corp.	219,788	59,373,530
Public Storage	274,786	82,625,403

		141,998,933

Food & Staples Retailing—2.1%
Costco Wholesale Corp.	207,013	81,908,834

Health Care Equipment & Supplies—8.6%
Baxter International, Inc.	1,117,609	89,967,524
Danaher Corp.	254,605	68,325,798
Medtronic plc	936,128	116,201,569
Stryker Corp. (a)	248,467	64,534,334

		339,029,225

Health Care Providers & Services—3.4%
UnitedHealth Group, Inc.	328,830	131,676,685

Hotels, Restaurants & Leisure—3.4%
McDonald’s Corp.	575,197	132,864,755

Household Products—5.7%
Colgate-Palmolive Co.	1,424,465	115,880,228
Procter & Gamble Co. (The)	792,202	106,891,816

		222,772,044

Industrial Conglomerates—2.9%
Honeywell International, Inc.	526,356	115,456,189

Insurance—5.1%
Chubb, Ltd.	573,848	91,207,401
Marsh & McLennan Cos., Inc.	776,780	109,277,411

		200,484,812

IT Services—6.5%
Accenture plc - Class A	322,784	95,153,495
Automatic Data Processing, Inc.	350,224	69,561,491
Visa, Inc. - A Shares (a)	377,560	88,281,079

		252,996,065

Machinery—1.8%
Deere & Co.	195,968	69,119,873

Media—1.9%
Comcast Corp. - Class A	1,291,087	73,617,781

Pharmaceuticals—7.6%
Johnson & Johnson	822,715	135,534,069
Merck & Co., Inc.	1,171,529	91,109,810
Pfizer, Inc.	1,780,637	69,729,745

		296,373,624

Road & Rail—5.1%
Canadian National Railway Co. (a)	814,348	85,921,729
Union Pacific Corp.	522,988	115,020,751

		200,942,480

Software—3.0%
Microsoft Corp.	432,084	117,051,556

Specialty Retail—5.1%
Home Depot, Inc. (The)	272,878	87,018,065
TJX Cos., Inc. (The)	1,700,976	114,679,802

		201,697,867

Textiles, Apparel & Luxury Goods—2.9%
NIKE, Inc. - Class B	735,967	113,699,542

Total Common Stocks (Cost $2,561,339,104)		3,884,740,336

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (c) (d) (Cost $0)	5,844,000	0

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investment—0.9%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $35,799,056; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $36,515,104.	$35,799,056	$35,799,056

Total Short-Term Investments (Cost $35,799,056)		35,799,056

Securities Lending Reinvestments (e)—1.1%

Certificates of Deposit—0.1%
Agricultural Bank of China 0.100%, 07/01/21	200,000	200,000
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605

		5,199,605

Repurchase Agreements—0.8%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $5,100,028; collateralized by various Common Stock with an aggregate market value of $5,667,101.	5,100,000	5,100,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $6,090,320; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $6,212,118.	6,090,311	6,090,311
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,500,627; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,647,341.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $15,006,271; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $16,492,917.	15,000,000	15,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $33,686; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $34,360.	33,686	33,686
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $102,041.	100,000	100,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000

		28,823,997

Time Deposits—0.1%
DZ Bank AG 0.040%, 07/01/21	2,000,000	2,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	200,000	200,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (f)	1,000,000	1,000,000
Royal Bank of Canada 0.030%, 07/01/21	2,000,000	2,000,000

		5,200,000

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (g)	500,000	500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	2,000,000	2,000,000

		3,500,000

Total Securities Lending Reinvestments (Cost $42,723,997)		42,723,602

Total Investments—101.1% (Cost $2,639,862,157)		3,963,262,994
Other assets and liabilities (net)—(1.1)%		(42,585,445)

Net Assets—100.0%		$3,920,677,549

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $41,387,529 and the collateral received consisted of cash in the amount of $42,723,998. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Non-income producing.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$364,612,598	$—	$—	$364,612,598
Air Freight & Logistics	99,125,573	—	—	99,125,573
Banks	65,347,699	—	—	65,347,699
Beverages	207,563,037	101,345,034	—	308,908,071
Biotechnology	37,097,287	—	—	37,097,287
Chemicals	189,834,379	—	—	189,834,379
Consumer Finance	128,124,464	—	—	128,124,464
Equity Real Estate Investment Trusts	141,998,933	—	—	141,998,933
Food & Staples Retailing	81,908,834	—	—	81,908,834
Health Care Equipment & Supplies	339,029,225	—	—	339,029,225
Health Care Providers & Services	131,676,685	—	—	131,676,685
Hotels, Restaurants & Leisure	132,864,755	—	—	132,864,755
Household Products	222,772,044	—	—	222,772,044
Industrial Conglomerates	115,456,189	—	—	115,456,189
Insurance	200,484,812	—	—	200,484,812
IT Services	252,996,065	—	—	252,996,065
Machinery	69,119,873	—	—	69,119,873
Media	73,617,781	—	—	73,617,781
Pharmaceuticals	296,373,624	—	—	296,373,624
Road & Rail	200,942,480	—	—	200,942,480
Software	117,051,556	—	—	117,051,556
Specialty Retail	201,697,867	—	—	201,697,867
Textiles, Apparel & Luxury Goods	113,699,542	—	—	113,699,542
Total Common Stocks	3,783,395,302	101,345,034	—	3,884,740,336
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	35,799,056	—	35,799,056
Securities Lending Reinvestments
Certificates of Deposit	—	5,199,605	—	5,199,605
Repurchase Agreements	—	28,823,997	—	28,823,997
Time Deposits	—	5,200,000	—	5,200,000
Mutual Funds	3,500,000	—	—	3,500,000
Total Securities Lending Reinvestments	3,500,000	39,223,602	—	42,723,602
Total Investments	$3,786,895,302	$176,367,692	$0	$3,963,262,994

Collateral for Securities Loaned (Liability)	$—	$(42,723,998)	$—	$(42,723,998)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,963,262,994
Cash denominated in foreign currencies (c)	346,008
Receivable for:
Fund shares sold	27,919
Dividends	4,505,583

Total Assets	3,968,142,504

Liabilities
Collateral for securities loaned	42,723,998
Payables for:
Fund shares redeemed	2,178,942
Accrued Expenses:
Management fees	1,779,169
Distribution and service fees	236,781
Deferred trustees’ fees	243,481
Other expenses	302,584

Total Liabilities	47,464,955

Net Assets	$3,920,677,549

Net Assets Consist of:
Paid in surplus	$2,311,612,131
Distributable earnings (Accumulated losses)	1,609,065,418

Net Assets	$3,920,677,549

Net Assets
Class A	$2,469,306,641
Class B	707,995,656
Class E	743,375,252
Capital Shares Outstanding*
Class A	69,313,699
Class B	20,211,009
Class E	21,130,110
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.63
Class B	35.03
Class E	35.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,639,862,157.
(b)	Includes securities loaned at value of $41,387,529.
(c)	Identified cost of cash denominated in foreign currencies was $346,120.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$37,275,404
Securities lending income	51,444

Total investment income	37,326,848

Expenses
Management fees	13,685,217
Administration fees	69,209
Custodian and accounting fees	87,649
Distribution and service fees—Class B	860,866
Distribution and service fees—Class E	543,634
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	67,324
Insurance	13,292
Miscellaneous	13,850

Total expenses	15,414,700
Less management fee waiver	(2,877,401)
Less broker commission recapture	(397)

Net expenses	12,536,902

Net Investment Income	24,789,946

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	266,946,163
Foreign currency transactions	(35,506)

Net realized gain (loss)	266,910,657

Net change in unrealized appreciation (depreciation) on:
Investments	123,555,792
Foreign currency transactions	(1,254)

Net change in unrealized appreciation (depreciation)	123,554,538

Net realized and unrealized gain (loss)	390,465,195

Net Increase (Decrease) in Net Assets From Operations	$415,255,141

(a)	Net of foreign withholding taxes of $127,610.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,789,946	$52,264,097
Net realized gain (loss)	266,910,657	202,748,791
Net change in unrealized appreciation (depreciation)	123,554,538	131,562,477

Increase (decrease) in net assets from operations	415,255,141	386,575,365

From Distributions to Shareholders
Class A	(159,804,681)	(283,342,456)
Class B	(45,124,383)	(78,195,089)
Class E	(47,870,528)	(81,890,545)

Total distributions	(252,799,592)	(443,428,090)

Increase (decrease) in net assets from capital share transactions	(126,541,277)	84,688,249

Total increase (decrease) in net assets	35,914,272	27,835,524

Net Assets
Beginning of period	3,884,763,277	3,856,927,753

End of period	$3,920,677,549	$3,884,763,277

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	620,437	$22,386,767	734,962	$23,138,359
Reinvestments	4,530,895	159,804,681	9,876,001	283,342,456
Redemptions	(8,360,679)	(313,204,797)	(7,291,833)	(238,604,961)

Net increase (decrease)	(3,209,347)	$(131,013,349)	3,319,130	$67,875,854

Class B
Sales	701,915	$24,779,628	1,124,038	$34,891,532
Reinvestments	1,301,164	45,124,383	2,767,967	78,195,089
Redemptions	(1,909,763)	(68,208,414)	(3,245,933)	(103,256,769)

Net increase (decrease)	93,316	$1,695,597	646,072	$9,829,852

Class E
Sales	524,928	$17,855,731	467,366	$14,530,980
Reinvestments	1,374,405	47,870,528	2,887,537	81,890,545
Redemptions	(1,769,761)	(62,949,784)	(2,791,084)	(89,438,982)

Net increase (decrease)	129,572	$2,776,475	563,819	$6,982,543

Increase (decrease) derived from capital shares transactions		$(126,541,277)		$84,688,249

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$34.36		$35.51	$30.01	$32.30	$28.61	$28.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.49	0.52	0.50	0.52	0.48
Net realized and unrealized gain (loss)	3.49		2.66	8.43	(0.45)	4.81	1.53

Total income (loss) from investment operations	3.73		3.15	8.95	0.05	5.33	2.01

Less Distributions
Distributions from net investment income	(0.53)		(0.56)	(0.57)	(0.58)	(0.49)	(0.48)
Distributions from net realized capital gains	(1.93)		(3.74)	(2.88)	(1.76)	(1.15)	(1.30)

Total distributions	(2.46)		(4.30)	(3.45)	(2.34)	(1.64)	(1.78)

Net Asset Value, End of Period	$35.63		$34.36	$35.51	$30.01	$32.30	$28.61

Total Return (%) (b)	10.92	(c)	11.27	30.94	(0.09)	19.07	7.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.73	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (e) (f)	0.57	(d)	0.58	0.58	0.57	0.57	0.58
Ratio of net investment income (loss) to average net assets (%)	1.34	(d)	1.53	1.54	1.54	1.72	1.70
Portfolio turnover rate (%)	5	(c)	15	16	22	13	32
Net assets, end of period (in millions)	$2,469.3		$2,492.1	$2,457.8	$2,225.6	$2,653.5	$2,538.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$33.79		$34.99	$29.60	$31.89	$28.26	$28.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19		0.41	0.43	0.41	0.44	0.41
Net realized and unrealized gain (loss)	3.43		2.60	8.32	(0.44)	4.75	1.50

Total income (loss) from investment operations	3.62		3.01	8.75	(0.03)	5.19	1.91

Less Distributions
Distributions from net investment income	(0.45)		(0.47)	(0.48)	(0.50)	(0.41)	(0.41)
Distributions from net realized capital gains	(1.93)		(3.74)	(2.88)	(1.76)	(1.15)	(1.30)

Total distributions	(2.38)		(4.21)	(3.36)	(2.26)	(1.56)	(1.71)

Net Asset Value, End of Period	$35.03		$33.79	$34.99	$29.60	$31.89	$28.26

Total Return (%) (b)	10.76	(c)	10.97	30.64	(0.35)	18.81	7.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.98	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (e) (f)	0.82	(d)	0.83	0.83	0.82	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	1.10	(d)	1.28	1.29	1.29	1.47	1.44
Portfolio turnover rate (%)	5	(c)	15	16	22	13	32
Net assets, end of period (in millions)	$708.0		$679.8	$681.3	$601.2	$725.0	$691.8
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$33.94		$35.13	$29.71	$32.00	$28.35	$28.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.44	0.46	0.44	0.47	0.43
Net realized and unrealized gain (loss)	3.44		2.62	8.36	(0.44)	4.77	1.52

Total income (loss) from investment operations	3.65		3.06	8.82	0.00	5.24	1.95

Less Distributions
Distributions from net investment income	(0.48)		(0.51)	(0.52)	(0.53)	(0.44)	(0.43)
Distributions from net realized capital gains	(1.93)		(3.74)	(2.88)	(1.76)	(1.15)	(1.30)

Total distributions	(2.41)		(4.25)	(3.40)	(2.29)	(1.59)	(1.73)

Net Asset Value, End of Period	$35.18		$33.94	$35.13	$29.71	$32.00	$28.35

Total Return (%) (b)	10.81	(c)	11.08	30.77	(0.25)	18.92	7.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.88	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (e) (f)	0.72	(d)	0.73	0.73	0.72	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	1.20	(d)	1.38	1.39	1.39	1.57	1.54
Portfolio turnover rate (%)	5	(c)	15	16	22	13	32
Net assets, end of period (in millions)	$743.4		$712.8	$717.9	$653.2	$794.0	$775.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2021 and for each of the years ended December 31, 2020 through 2016. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $35,799,056. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,823,997. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$203,553,685	$0	$553,275,125

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$13,685,217	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 were $2,219,324 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $658,077 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,645,228,886

Gross unrealized appreciation	1,324,763,710
Gross unrealized depreciation	(6,729,602)

Net unrealized appreciation (depreciation)	$1,318,034,108

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$55,362,618	$58,480,020	$388,065,472	$309,180,839	$443,428,090	$367,660,859

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$52,095,485	$200,271,156	$1,194,478,317	$—	$1,446,844,958

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 2.56% and 2.41%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Portfolio Index¹, returned 0.05%.

MARKET ENVIRONMENT/CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the six-month period, the Asset Allocation 20 Portfolio outperformed the Dow Jones Conservative Portfolio Index. In terms of asset allocation, the Portfolio benefitted from its overweight to high yield bonds and U.S. small cap equities, as well as a significant underweight to foreign developed bonds. In terms of underlying portfolio performance, the Portfolio benefitted from strong performance within the underlying fixed income, U.S. large cap and non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance during the first half of 2021. The largest contributor was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.1%. The most impactful contributors to performance were the portfolio’s exposures to high yield bonds, bank loans, and investment grade corporate credit bonds as spreads tightened over the period. Another strong outperformer was the Brighthouse/Templeton International Bond Portfolio, which outperformed its benchmark by 3.1%. The portfolio’s targeted duration underweight to Europe, an overweight duration to Argentina, and a currency underweight to the euro bolstered relative performance. The worst relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which underperformed its benchmark by 0.9%. The portfolio’s underexposure to CCC-rated loans (below investment grade) was a meaningful detractor over the period, as was unfavorable loan selection to the electronics/electrical, oil & gas, and business equipment and services industries. An underweight allocation to the air transport industry weighed negatively on results.

The overall contribution from the underlying U.S. equity portfolios was mixed for the period. U.S. large cap equities outperformed over

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the period, while U.S. mid cap and U.S. small cap equities underperformed. Within the Portfolio’s large cap portfolios, the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 6.9%. The biggest drivers of outperformance were both security selection and overweight positions in the Energy and Financials sectors. The T. Rowe Price Large Cap Value Portfolio also experienced positive relative returns, as it outperformed its benchmark by 1.2%. The portfolio benefitted from security selection in the Financials, Communication Services, and Materials sectors. The Brighthouse/Wellington Core Equity Opportunities Portfolio, on the other hand, was a leading relative detractor, underperforming its benchmark by 4.0%. Portfolio results were hampered by negative security selection within Health Care, Materials, and Consumer Staples sectors as well as an underweight to Communication Services and Energy and an overweight to Consumer Staples. In the mid cap portfolios, the T. Rowe Price Mid Cap Growth Portfolio underperformed its benchmark by 0.5%. Weak security selection within the Health Care and Industrials sectors were the primary headwinds relative performance. The small cap portfolios also underperformed, led by the Neuberger Berman Genesis Portfolio, which underperformed its benchmark by 18.2%. Portfolio results were negatively impacted from its heavy tilt towards growth stocks, which significantly underperformed value stocks for the period. Security selection within the Information Technology, Health Care, and Industrials sectors were primary detractors primarily over the period. An underweight to the Energy sector and an overweight to the software industry further pressured results.

The non-U.S. equity portfolios were overall a contributor to relative performance for the first six months of the year. The best relative performance came from the Harris Oakmark International Portfolio, which outperformed its benchmark by 4.7% for the period. Drivers of outperformance were security selection within the Communication Services, Consumer Discretionary, Industrials and Materials sectors. An overweight to Financials and an underweight to Utilities sectors aided results. At the country level, security selection in the United Kingdom and underweight Japan were leading contributors. The Clarion Global Real Estate Portfolio outperformed its benchmark by 2.5%. Positioning in the U.S., namely overweight positions in the Mall and Storage sectors were positive contributors. In the Asia-Pacific region, security selection was strongest in Australia, Hong Kong, and Japan. Within emerging market equities, the Brighthouse/Aberdeen Emerging Markets Portfolio lagged its benchmark by 1.6%. At the sector level, security selection within Industrials and Financials were the primary detractors to relative results. At the country level, security selection in India, South Korea and Taiwan hindered relative performance.

INVESTMENT COMMITTEE

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	2.56	10.81	5.88	5.15
Class B	2.41	10.52	5.63	4.88
Dow Jones Conservative Portfolio Index	0.05	6.44	3.91	3.58

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.3
PIMCO Total Return Portfolio (Class A)	12.1
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	7.8
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.2
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.7
U.S. Large Cap Equities	10.9
High Yield Fixed Income	7.5
International Developed Market Equities	3.6
International Fixed Income	3.5
U.S. Small Cap Equities	3.2
Global Equities	1.4
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.5
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a) (b)	Actual	0.60%	$1,000.00	$1,025.60	$3.01
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a) (b)	Actual	0.85%	$1,000.00	$1,024.10	$4.27
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,100,682	$11,546,150
Baillie Gifford International Stock Portfolio (Class A) (b)	480,216	7,169,630
BlackRock Bond Income Portfolio (Class A) (b)	657,292	70,915,257
BlackRock Capital Appreciation Portfolio (Class A) (b)	82,229	4,328,560
BlackRock High Yield Portfolio (Class A) (a)	364,316	2,896,309
Brighthouse Small Cap Value Portfolio (Class A) (a)	308,494	5,580,649
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	96,848	1,442,067
Brighthouse/Artisan International Portfolio (Class A) (a)	311,244	4,257,822
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	5,162	1,414,793
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	1,174,984	11,561,843
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	3,098,072	28,874,034
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	1,062,925	8,577,806
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	284,455	10,135,120
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	332,459	5,804,740
Clarion Global Real Estate Portfolio (Class A) (a)	214,332	2,822,752
Harris Oakmark International Portfolio (Class A) (a)	363,753	5,510,858
Invesco Comstock Portfolio (Class A) (a)	724,570	11,296,046
Invesco Global Equity Portfolio (Class A) (a)	45,713	1,441,792
Jennison Growth Portfolio (Class A) (b)	221,526	4,328,622
JPMorgan Core Bond Portfolio (Class A) (a)	4,311,480	44,839,389
JPMorgan Small Cap Value Portfolio (Class A) (a)	144,319	2,791,131
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	90,570	1,436,442
MFS Research International Portfolio (Class A) (a)	299,207	4,269,683
MFS Value Portfolio (Class A) (b)	737,809	12,904,286

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	118,959	2,895,467
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	4,761,968	52,095,931
PIMCO Total Return Portfolio (Class A) (a)	5,973,966	69,477,226
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	146,389	4,337,498
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	256,177	8,528,129
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	115,482	1,444,680
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	223,470	5,783,416
TCW Core Fixed Income Portfolio (Class A) (a)	5,348,803	54,985,696
VanEck Global Natural Resources Portfolio (Class A) (b)	587,054	7,091,615
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	2,136,058	28,964,941
Western Asset Management U.S. Government Portfolio (Class A) (b)	6,440,387	75,094,907

Total Mutual Funds (Cost $552,125,516)		576,845,287

Total Investments—100.1% (Cost $552,125,516)		576,845,287
Other assets and liabilities (net)—(0.1)%		(367,693)

Net Assets—100.0%		$576,477,594

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$576,845,287	$—	$—	$576,845,287
Total Investments	$576,845,287	$—	$—	$576,845,287

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Affiliated investments at value (a)	$576,845,287
Receivable for:
Affiliated investments sold	140,808
Fund shares sold	13,578
Due from investment adviser	22,977

Total Assets	577,022,650
Liabilities
Payables for:
Fund shares redeemed	154,386
Accrued Expenses:
Management fees	45,948
Distribution and service fees	112,601
Deferred trustees’ fees	171,815
Other expenses	60,306

Total Liabilities	545,056

Net Assets	$576,477,594

Net Assets Consist of:
Paid in surplus	$535,140,981
Distributable earnings (Accumulated losses)	41,336,613

Net Assets	$576,477,594

Net Assets
Class A	$30,587,142
Class B	545,890,452
Capital Shares Outstanding*
Class A	2,701,233
Class B	48,593,752
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $552,125,516.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$11,358,384

Total investment income	11,358,384
Expenses
Management fees	280,958
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	691,587
Audit and tax services	16,091
Legal	23,047
Trustees’ fees and expenses	28,684
Miscellaneous	3,577

Total expenses	1,072,578
Less expenses reimbursed by the Adviser	(89,029)

Net expenses	983,549

Net Investment Income	10,374,835

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	4,436,091
Capital gain distributions from affiliated investments	12,073,870

Net realized gain (loss)	16,509,961

Net change in unrealized appreciation (depreciation) on affiliated investments	(12,602,078)

Net realized and unrealized gain (loss)	3,907,883

Net Increase (Decrease) in Net Assets From Operations	$14,282,718

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,374,835	$16,950,180
Net realized gain (loss)	16,509,961	5,785,908
Net change in unrealized appreciation (depreciation)	(12,602,078)	31,345,284

Increase (decrease) in net assets from operations	14,282,718	54,081,372

From Distributions to Shareholders
Class A	(1,364,100)	(1,574,685)
Class B	(23,135,316)	(26,915,299)

Total distributions	(24,499,416)	(28,489,984)

Increase (decrease) in net assets from capital share transactions	(12,829,814)	14,002,836

Total increase (decrease) in net assets	(23,046,512)	39,594,224

Net Assets
Beginning of period	599,524,106	559,929,882

End of period	$576,477,594	$599,524,106

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	175,710	$2,040,925	344,606	$3,815,606
Reinvestments	121,038	1,364,100	148,136	1,574,685
Redemptions	(304,401)	(3,528,483)	(843,842)	(9,223,725)

Net increase (decrease)	(7,653)	$(123,458)	(351,100)	$(3,833,434)

Class B
Sales	3,113,470	$35,851,959	10,771,910	$115,731,575
Reinvestments	2,067,499	23,135,316	2,551,213	26,915,299
Redemptions	(6,226,042)	(71,693,631)	(11,434,803)	(124,810,604)

Net increase (decrease)	(1,045,073)	$(12,706,356)	1,888,320	$17,836,270

Increase (decrease) derived from capital shares transactions		$(12,829,814)		$14,002,836

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.55		$11.11	$10.35	$11.01	$10.69	$10.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.35	0.33	0.24	0.23	0.23
Net realized and unrealized gain (loss)	0.08		0.68	0.91	(0.50)	0.53	0.28

Total income (loss) from investment operations	0.30		1.03	1.24	(0.26)	0.76	0.51

Less Distributions
Distributions from net investment income	(0.38)		(0.34)	(0.27)	(0.26)	(0.26)	(0.39)
Distributions from net realized capital gains	(0.15)		(0.25)	(0.21)	(0.14)	(0.18)	(0.37)

Total distributions	(0.53)		(0.59)	(0.48)	(0.40)	(0.44)	(0.76)

Net Asset Value, End of Period	$11.32		$11.55	$11.11	$10.35	$11.01	$10.69

Total Return (%) (b)	2.56	(c)	9.70	12.14	(2.41)	7.16	4.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.13	(e)	0.13	0.13	0.13	0.12	0.12
Net ratio of expenses to average net assets (%) (d) (f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (g)	1.87	(e) (h)	3.17	3.05	2.26	2.13	2.15
Portfolio turnover rate (%)	7	(c)	14	13	11	11	14
Net assets, end of period (in millions)	$30.6		$31.3	$34.0	$33.6	$39.5	$41.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.45		$11.01	$10.27	$10.92	$10.60	$10.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.32	0.30	0.21	0.20	0.20
Net realized and unrealized gain (loss)	0.08		0.69	0.89	(0.49)	0.53	0.28

Total income (loss) from investment operations	0.28		1.01	1.19	(0.28)	0.73	0.48

Less Distributions
Distributions from net investment income	(0.35)		(0.32)	(0.24)	(0.23)	(0.23)	(0.36)
Distributions from net realized capital gains	(0.15)		(0.25)	(0.21)	(0.14)	(0.18)	(0.37)

Total distributions	(0.50)		(0.57)	(0.45)	(0.37)	(0.41)	(0.73)

Net Asset Value, End of Period	$11.23		$11.45	$11.01	$10.27	$10.92	$10.60

Total Return (%) (b)	2.41	(c)	9.52	11.74	(2.61)	6.93	4.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.38	(e)	0.38	0.38	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (d) (f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (g)	1.59	(e) (h)	2.96	2.82	2.00	1.86	1.83
Portfolio turnover rate (%)	7	(c)	14	13	11	11	14
Net assets, end of period (in millions)	$545.9		$568.2	$525.9	$507.7	$588.9	$624.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$40,320,931	$0	$55,177,791

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$280,958	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2021 to April 30, 2022, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2021 to April 30, 2022 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2021, the amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $89,029.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
AB International Bond Portfolio (Class A)	$11,992,220	$385,997	$(650,565)	$29,147	$(210,649)	$11,546,150
Baillie Gifford International Stock Portfolio (Class A)	7,496,959	1,294,286	(1,306,596)	276,975	(591,994)	7,169,630
BlackRock Bond Income Portfolio (Class A)	73,429,973	5,166,834	(3,866,730)	112,218	(3,927,038)	70,915,257
BlackRock Capital Appreciation Portfolio (Class A)	4,507,258	1,024,611	(1,209,848)	290,314	(283,775)	4,328,560
BlackRock High Yield Portfolio (Class A)	3,003,373	158,804	(258,492)	(3,127)	(4,249)	2,896,309
Brighthouse Small Cap Value Portfolio (Class A)	5,991,561	178,076	(1,866,935)	526,032	751,915	5,580,649
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,516,325	179,067	(345,478)	95,594	(3,441)	1,442,067
Brighthouse/Artisan International Portfolio (Class A)	4,506,365	244,453	(719,936)	109,382	117,558	4,257,822
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,510,035	66,727	(392,799)	29,524	201,306	1,414,793
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	11,981,600	544,325	(858,604)	(22,317)	(83,161)	11,561,843
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	29,944,528	1,120,571	(1,798,977)	(98,822)	(293,266)	28,874,034
Brighthouse/Templeton International Bond Portfolio (Class A)	9,006,406	262,784	(432,609)	(111,282)	(147,493)	8,577,806
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	10,563,585	848,527	(1,696,978)	395,043	24,943	10,135,120
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,035,917	806,434	(1,212,554)	203,242	(28,299)	5,804,740
Clarion Global Real Estate Portfolio (Class A)	3,010,644	208,266	(808,487)	46,684	365,645	2,822,752
Harris Oakmark International Portfolio (Class A)	5,984,513	248,909	(1,462,836)	296,266	444,006	5,510,858
Invesco Comstock Portfolio (Class A)	12,086,108	391,869	(3,560,783)	(143,723)	2,522,575	11,296,046
Invesco Global Equity Portfolio (Class A)	1,509,699	161,724	(339,725)	68,391	41,703	1,441,792
Jennison Growth Portfolio (Class A)	4,492,297	1,767,185	(1,456,028)	470,709	(945,541)	4,328,622
JPMorgan Core Bond Portfolio (Class A)	46,468,894	2,282,559	(2,244,579)	(8,570)	(1,658,915)	44,839,389
JPMorgan Small Cap Value Portfolio (Class A)	2,990,847	261,129	(1,141,574)	192,468	488,261	2,791,131
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,485,800	349,282	(379,715)	90,367	(109,292)	1,436,442
MFS Research International Portfolio (Class A)	4,507,371	286,264	(668,035)	227,500	(83,417)	4,269,683
MFS Value Portfolio (Class A)	13,634,259	413,867	(2,679,293)	136,142	1,399,311	12,904,286
Neuberger Berman Genesis Portfolio (Class A)	2,997,404	384,879	(553,746)	89,403	(22,473)	2,895,467
PIMCO Inflation Protected Bond Portfolio (Class A)	54,002,068	1,390,627	(3,735,081)	(331,736)	770,053	52,095,931
PIMCO Total Return Portfolio (Class A)	71,880,316	6,157,593	(3,479,407)	(55,919)	(5,025,357)	69,477,226
T. Rowe Price Large Cap Growth Portfolio (Class A)	4,504,640	882,878	(1,234,221)	306,607	(122,406)	4,337,498
T. Rowe Price Large Cap Value Portfolio (Class A)	9,062,670	279,156	(2,151,646)	(85,521)	1,423,470	8,528,129
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,499,465	212,121	(283,232)	34,323	(17,997)	1,444,680
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,943,367	1,207,935	(1,192,218)	164,057	(339,725)	5,783,416
TCW Core Fixed Income Portfolio (Class A)	56,958,581	4,978,443	(2,813,348)	214,334	(4,352,314)	54,985,696
VanEck Global Natural Resources Portfolio (Class A)	7,489,354	916,699	(2,601,567)	772,463	514,666	7,091,615
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	30,023,713	1,634,698	(2,053,246)	42,765	(682,989)	28,964,941
Western Asset Management U.S. Government Portfolio (Class A)	77,850,019	3,623,352	(3,721,923)	77,158	(2,733,699)	75,094,907

	$599,868,134	$40,320,931	$(55,177,791)	$4,436,091	$(12,602,078)	$576,845,287

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
AB International Bond Portfolio (Class A)	$47,263	$14,289	1,100,682
Baillie Gifford International Stock Portfolio (Class A)	682,269	66,320	480,216
BlackRock Bond Income Portfolio (Class A)	1,368,679	1,926,382	657,292
BlackRock Capital Appreciation Portfolio (Class A)	572,011	—	82,229
BlackRock High Yield Portfolio (Class A)	—	117,923	364,316
Brighthouse Small Cap Value Portfolio (Class A)	2,445	55,929	308,494
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	5,440	96,848
Brighthouse/Artisan International Portfolio (Class A)	24,073	23,147	311,244
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	29,439	12,924	5,162
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	380,547	1,174,984
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	606,384	3,098,072
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	1,062,925
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	515,224	141,099	284,455
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	568,606	50,020	332,459
Clarion Global Real Estate Portfolio (Class A)	—	85,255	214,332
Harris Oakmark International Portfolio (Class A)	—	45,153	363,753
Invesco Comstock Portfolio (Class A)	—	231,388	724,570
Invesco Global Equity Portfolio (Class A)	57,920	1,827	45,713
Jennison Growth Portfolio (Class A)	930,306	—	221,526
JPMorgan Core Bond Portfolio (Class A)	—	1,120,849	4,311,480
JPMorgan Small Cap Value Portfolio (Class A)	68,775	31,743	144,319
Loomis Sayles Small Cap Growth Portfolio (Class A)	132,997	—	90,570
MFS Research International Portfolio (Class A)	149,893	48,822	299,207
MFS Value Portfolio (Class A)	130,852	199,153	737,809
Neuberger Berman Genesis Portfolio (Class A)	187,032	2,241	118,959
PIMCO Inflation Protected Bond Portfolio (Class A)	—	493,055	4,761,968
PIMCO Total Return Portfolio (Class A)	2,865,528	1,381,997	5,973,966
T. Rowe Price Large Cap Growth Portfolio (Class A)	478,205	—	146,389
T. Rowe Price Large Cap Value Portfolio (Class A)	9,531	171,564	256,177
T. Rowe Price Mid Cap Growth Portfolio (Class A)	128,103	—	115,482
T. Rowe Price Small Cap Growth Portfolio (Class A)	604,535	2,025	223,470
TCW Core Fixed Income Portfolio (Class A)	2,520,184	977,832	5,348,803
VanEck Global Natural Resources Portfolio (Class A)	—	84,668	587,054
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,079,070	2,136,058
Western Asset Management U.S. Government Portfolio (Class A)	—	2,001,338	6,440,387

	$12,073,870	$11,358,384

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$561,845,757

Gross unrealized appreciation	32,083,129
Gross unrealized depreciation	(17,083,599)

Net unrealized appreciation (depreciation)	$14,999,530

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$16,057,304	$12,263,134	$12,432,680	$10,494,187	$28,489,984	$22,757,321

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,159,714	$6,954,346	$27,601,608	$—	$51,715,668

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 5.55% and 5.44%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Portfolio Index¹, returned 3.78%.

MARKET ENVIRONMENT/CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six-month period, the Asset Allocation 40 Portfolio outperformed the Dow Jones Moderately Conservative Portfolio Index. In terms of asset allocation, the Portfolio benefitted from its underweight to foreign developed bonds, an overweight to U.S. small cap equities, and outperformance by the underlying fixed income and non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance during the first half of 2021. The largest contributor was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.1%. The most impactful contributors to performance were the portfolio’s exposures to high yield bonds, bank loans, and investment grade corporate credit bonds as spreads tightened over the period. Another strong outperformer was the Brighthouse/Templeton International Bond Portfolio, which outperformed its benchmark by 3.1%. The portfolio’s targeted duration underweight to Europe, an overweight duration to Argentina, and a currency underweight to the euro bolstered relative performance. The worst relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which underperformed its benchmark by 0.9%. The portfolio’s underexposure to CCC-rated (below investment grade) loans was a meaningful detractor over the period, as was unfavorable loan selection to the electronics/electrical, oil & gas, and business equipment and services industries. An underweight allocation to the air transport industry weighed negatively on results.

The overall contribution from the underlying U.S. equity portfolios was mixed for the period. U.S. large cap equities outperformed over the period while U.S. mid cap and U.S. small cap equities underperformed. Within the Portfolio’s large cap portfolios, the largest

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 6.9%. The biggest drivers of outperformance were both security selection and overweight positions in the Energy and Financials sectors. The T. Rowe Price Large Cap Value Portfolio also experienced positive relative returns, as it outperformed its benchmark by 1.2%. The portfolio benefitted from security selection in the Financials, Communication Services, and Materials sectors. The Brighthouse/Wellington Core Equity Opportunities Portfolio, on the other hand, was a leading relative detractor, underperforming its benchmark by 4.0%. Portfolio results were hampered by negative security selection within Health Care, Materials, and Consumer Staples sectors as well as an underweight to Communication Services and Energy and an overweight to Consumer Staples. In the mid cap portfolios, the T. Rowe Price Mid Cap Growth Portfolio underperformed its benchmark by 0.5%. Weak security selection within the Health Care and Industrials sectors were the primary headwinds relative performance. The small cap portfolios also underperformed, led by the Neuberger Berman Genesis Portfolio, which underperformed its benchmark by 18.2%. Portfolio results were negatively impacted from its heavy tilt towards growth stocks, which significantly underperformed value stocks for the period. Security selection within the Information Technology, Health Care, and Industrials sectors were primary detractors primarily over the period. An underweight to the Energy sector and an overweight to the software industry further pressured results.

The non-U.S. equity portfolios were overall a contributor to relative performance for the first six months of the year. The best relative performance came from the Harris Oakmark International Portfolio, which outperformed its benchmark by 4.7% for the period. Drivers of outperformance were security selection within Communication Services, Consumer Discretionary, Industrials and Materials sectors. An overweight to Financials and an underweight to Utilities sectors aided results. At the country level, security selection in the United Kingdom and underweight Japan were leading contributors. The Clarion Global Real Estate Portfolio outperformed its benchmark by 2.5%. Positioning in the U.S., namely overweight positions in the Mall and Storage sectors were positive contributors. In the Asia-Pacific region, security selection was strongest in Australia, Hong Kong, and Japan. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.5%. At the sector level, security selection within Information Technology and Consumer Discretionary were the largest contributors on a relative basis. At the country level, security selection in China and India were leading performance contributors during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	5.55	19.17	8.32	6.85
Class B	5.44	18.90	8.04	6.58
Dow Jones Moderately Conservative Portfolio Index	3.78	15.84	6.96	5.93

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.3
PIMCO Total Return Portfolio (Class A)	8.9
Western Asset Management U.S. Government Portfolio (Class A)	7.9
TCW Core Fixed Income Portfolio (Class A)	7.1
PIMCO Inflation Protected Bond Portfolio (Class A)	6.1
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.1
MFS Value Portfolio (Class A)	3.8
JPMorgan Core Bond Portfolio (Class A)	3.7
AB International Bond Portfolio (Class A)	3.6
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	49.4
U.S. Large Cap Equities	22.0
International Developed Market Equities	8.6
High Yield Fixed Income	6.6
U.S. Small Cap Equities	4.5
Global Equities	3.1
International Fixed Income	2.5
Emerging Market Equities	1.5
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.60%	$1,000.00	$1,055.50	$3.06
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$1,054.40	$4.33
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	17,828,515	$187,021,118
Baillie Gifford International Stock Portfolio (Class A) (b)	9,279,758	138,546,788
BlackRock Bond Income Portfolio (Class A) (b)	4,530,669	488,813,839
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,824,250	96,028,496
BlackRock High Yield Portfolio (Class A) (a)	3,363,977	26,743,615
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,629,266	65,653,426
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	2,592,849	38,607,525
Brighthouse/Artisan International Portfolio (Class A) (a)	6,754,537	92,402,067
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	48,264	13,228,175
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,798,134	106,253,643
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	16,841,758	156,965,180
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	16,426,063	132,558,328
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	4,889,057	174,197,090
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	6,976,894	121,816,576
Clarion Global Real Estate Portfolio (Class A) (a)	3,026,944	39,864,849
Harris Oakmark International Portfolio (Class A) (a)	9,205,410	139,461,967
Invesco Comstock Portfolio (Class A) (a)	11,116,201	173,301,573
Invesco Global Equity Portfolio (Class A) (a)	1,713,294	54,037,307
Invesco Small Cap Growth Portfolio (Class A) (a)	1,543,027	26,694,370
Jennison Growth Portfolio (Class A) (b)	3,519,302	68,767,166
JPMorgan Core Bond Portfolio (Class A) (a)	18,666,435	194,130,923
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,055,471	39,752,802
Loomis Sayles Growth Portfolio (Class A) (a)	3,415,285	54,337,187
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	836,695	13,269,990
MFS Research International Portfolio (Class A) (a)	5,563,821	79,395,727

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	11,442,703	200,132,872
Neuberger Berman Genesis Portfolio (Class A) (b)	1,094,448	26,638,859
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	29,121,137	318,585,243
PIMCO Total Return Portfolio (Class A) (a)	40,010,402	465,320,977
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,073,879	38,607,921
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	2,771,135	82,108,733
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	5,588,818	186,051,745
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,163,923	27,070,680
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,580,218	66,776,031
TCW Core Fixed Income Portfolio (Class A) (a)	36,189,783	372,030,970
VanEck Global Natural Resources Portfolio (Class A) (b)	8,842,063	106,812,125
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	910,800	13,151,957
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	15,750,643	213,578,716
Western Asset Management U.S. Government Portfolio (Class A) (b)	35,381,390	412,547,005

Total Mutual Funds (Cost $4,873,847,899)		5,251,263,561

Total Investments—100.0% (Cost $4,873,847,899)		5,251,263,561
Other assets and liabilities (net)—0.0%		(1,618,366)

Net Assets—100.0%		$5,249,645,195

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,251,263,561	$—	$—	$5,251,263,561
Total Investments	$5,251,263,561	$—	$—	$5,251,263,561

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Affiliated investments at value (a)	$5,251,263,561
Receivable for:
Affiliated investments sold	544,900
Fund shares sold	510,718

Total Assets	5,252,319,179
Liabilities
Payables for:
Fund shares redeemed	1,055,618
Accrued Expenses:
Management fees	246,737
Distribution and service fees	1,063,496
Deferred trustees’ fees	248,919
Other expenses	59,214

Total Liabilities	2,673,984

Net Assets	$5,249,645,195

Net Assets Consist of:
Paid in surplus	$4,626,257,594
Distributable earnings (Accumulated losses)	623,387,601

Net Assets	$5,249,645,195

Net Assets
Class A	$78,271,731
Class B	5,171,373,464
Capital Shares Outstanding*
Class A	6,604,476
Class B	441,304,627
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.85
Class B	11.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,873,847,899.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$86,280,553

Total investment income	86,280,553
Expenses
Management fees	1,495,767
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	6,453,332
Audit and tax services	16,091
Legal	23,047
Trustees’ fees and expenses	28,684
Miscellaneous	5,362

Total expenses	8,050,917

Net Investment Income	78,229,636

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	77,400,546
Capital gain distributions from Affiliated Underlying Portfolios	143,288,608

Net realized gain (loss)	220,689,154

Net change in unrealized depreciation on affiliated investments	(18,436,257)

Net realized and unrealized gain (loss)	202,252,897

Net Increase (Decrease) in Net Assets From Operations	$280,482,533

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$78,229,636	$133,484,541
Net realized gain (loss)	220,689,154	180,799,461
Net change in unrealized appreciation (depreciation)	(18,436,257)	211,207,198

Increase (decrease) in net assets from operations	280,482,533	525,491,200

From Distributions to Shareholders
Class A	(4,914,518)	(5,393,147)
Class B	(316,700,687)	(368,791,727)

Total distributions	(321,615,205)	(374,184,874)

Increase (decrease) in net assets from capital share transactions	(25,905,599)	(220,166,930)

Total increase (decrease) in net assets	(67,038,271)	(68,860,604)

Net Assets
Beginning of period	5,316,683,466	5,385,544,070

End of period	$5,249,645,195	$5,316,683,466

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	165,678	$2,022,202	371,593	$4,166,510
Reinvestments	416,485	4,914,518	511,684	5,393,147
Redemptions	(295,435)	(3,603,825)	(956,771)	(10,668,810)

Net increase (decrease)	286,728	$3,332,895	(73,494)	$(1,109,153)

Class B
Sales	3,948,503	$48,204,756	8,739,713	$95,801,234
Reinvestments	27,138,019	316,700,687	35,358,747	368,791,727
Redemptions	(32,545,611)	(394,143,937)	(62,027,317)	(683,650,738)

Net increase (decrease)	(1,459,089)	$(29,238,494)	(17,928,857)	$(219,057,777)

Increase (decrease) derived from capital shares transactions		$(25,905,599)		$(220,166,930)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.98		$11.66	$10.85	$11.95	$11.36	$11.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.32	0.31	0.24	0.22	0.23
Net realized and unrealized gain (loss)	0.46		0.88	1.37	(0.72)	1.00	0.48

Total income (loss) from investment operations	0.66		1.20	1.68	(0.48)	1.22	0.71

Less Distributions
Distributions from net investment income	(0.36)		(0.34)	(0.29)	(0.27)	(0.26)	(0.46)
Distributions from net realized capital gains	(0.43)		(0.54)	(0.58)	(0.35)	(0.37)	(0.79)

Total distributions	(0.79)		(0.88)	(0.87)	(0.62)	(0.63)	(1.25)

Net Asset Value, End of Period	$11.85		$11.98	$11.66	$10.85	$11.95	$11.36

Total Return (%) (b)	5.55	(c)	11.31	15.94	(4.25)	11.01	6.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (f)	1.60	(e)(g)	2.88	2.69	2.04	1.91	1.97
Portfolio turnover rate (%)	7	(c)	9	11	8	6	8
Net assets, end of period (in millions)	$78.3		$75.7	$74.5	$71.9	$85.4	$91.0

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.84		$11.53	$10.74	$11.82	$11.25	$11.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.29	0.27	0.21	0.20	0.19
Net realized and unrealized gain (loss)	0.46		0.87	1.35	(0.71)	0.97	0.49

Total income (loss) from investment operations	0.64		1.16	1.62	(0.50)	1.17	0.68

Less Distributions
Distributions from net investment income	(0.33)		(0.31)	(0.25)	(0.23)	(0.23)	(0.43)
Distributions from net realized capital gains	(0.43)		(0.54)	(0.58)	(0.35)	(0.37)	(0.79)

Total distributions	(0.76)		(0.85)	(0.83)	(0.58)	(0.60)	(1.22)

Net Asset Value, End of Period	$11.72		$11.84	$11.53	$10.74	$11.82	$11.25

Total Return (%) (b)	5.44	(c)	11.04	15.60	(4.40)	10.64	6.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	1.32	(e)(g)	2.63	2.44	1.79	1.70	1.71
Portfolio turnover rate (%)	7	(c)	9	11	8	6	8
Net assets, end of period (in millions)	$5,171.4		$5,241.0	$5,311.0	$5,268.2	$6,448.1	$6,730.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$367,008,357	$0	$493,035,877

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement -Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,495,767	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
AB International Bond Portfolio (Class A)	$209,917,485	$2,586,793	$(22,264,229)	$992,659	$(4,211,590)	$187,021,118
Baillie Gifford International Stock Portfolio (Class A)	139,495,682	18,380,035	(12,454,118)	6,430,240	(13,305,051)	138,546,788
BlackRock Bond Income Portfolio (Class A)	461,985,703	52,261,350	—	—	(25,433,214)	488,813,839
BlackRock Capital Appreciation Portfolio (Class A)	96,088,424	12,580,183	(12,300,559)	4,007,113	(4,346,665)	96,028,496
BlackRock High Yield Portfolio (Class A)	26,533,207	1,117,203	(822,239)	(12,236)	(72,320)	26,743,615
Brighthouse Small Cap Value Portfolio (Class A)	71,905,954	686,937	(21,786,732)	4,543,307	10,303,960	65,653,426
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	28,931,756	12,220,719	(4,360,115)	1,853,339	(38,174)	38,607,525
Brighthouse/Artisan International Portfolio (Class A)	95,854,179	1,031,045	(9,198,554)	2,437,946	2,277,451	92,402,067
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	14,241,594	396,408	(3,554,319)	289,001	1,855,491	13,228,175
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	103,757,594	4,092,269	(548,474)	974	(1,048,720)	106,253,643
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	153,557,397	5,592,539	(34,318)	(2,504)	(2,147,934)	156,965,180
Brighthouse/Templeton International Bond Portfolio (Class A)	146,612,236	8,445,519	(18,208,439)	(9,181,063)	4,890,075	132,558,328
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	204,270,028	11,300,863	(51,748,800)	13,073,407	(2,698,408)	174,197,090
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	124,641,143	13,013,923	(19,211,952)	5,335,260	(1,961,798)	121,816,576
Clarion Global Real Estate Portfolio (Class A)	41,243,754	1,224,344	(8,283,109)	1,931,160	3,748,700	39,864,849
Harris Oakmark International Portfolio (Class A)	146,724,779	3,230,489	(26,974,766)	4,180,627	12,300,838	139,461,967
Invesco Comstock Portfolio (Class A)	184,304,523	3,556,096	(50,485,350)	4,481,399	31,444,905	173,301,573
Invesco Global Equity Portfolio (Class A)	56,242,984	2,258,457	(8,364,844)	3,159,747	740,963	54,037,307
Invesco Small Cap Growth Portfolio (Class A)	29,211,595	4,558,093	(4,919,544)	1,880,077	(4,035,851)	26,694,370
Jennison Growth Portfolio (Class A)	69,065,446	14,325,134	(6,777,313)	2,928,590	(10,774,691)	68,767,166
JPMorgan Core Bond Portfolio (Class A)	191,033,100	10,124,064	—	—	(7,026,241)	194,130,923
JPMorgan Small Cap Value Portfolio (Class A)	43,452,822	1,438,551	(14,525,368)	1,073,021	8,313,776	39,752,802
Loomis Sayles Growth Portfolio (Class A)	54,097,484	1,760,566	(6,838,511)	(480,960)	5,798,608	54,337,187
Loomis Sayles Small Cap Growth Portfolio (Class A)	14,356,338	1,201,408	(2,065,010)	536,126	(758,872)	13,269,990
MFS Research International Portfolio (Class A)	83,473,991	3,719,476	(10,346,977)	3,629,571	(1,080,334)	79,395,727
MFS Value Portfolio (Class A)	219,979,560	5,130,142	(50,811,241)	915,263	24,919,148	200,132,872
Neuberger Berman Genesis Portfolio (Class A)	28,077,315	1,730,364	(3,723,766)	1,864,256	(1,309,310)	26,638,859
PIMCO Inflation Protected Bond Portfolio (Class A)	309,691,845	6,566,172	(271,414)	(6,822)	2,605,462	318,585,243
PIMCO Total Return Portfolio (Class A)	460,098,756	38,744,768	—	—	(33,522,547)	465,320,977
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	27,965,877	11,637,421	(3,303,305)	630,385	1,677,543	38,607,921
T. Rowe Price Large Cap Growth Portfolio (Class A)	96,050,009	8,842,076	(26,906,057)	10,072,994	(5,950,289)	82,108,733
T. Rowe Price Large Cap Value Portfolio (Class A)	197,571,691	3,954,317	(44,376,714)	4,353,452	24,548,999	186,051,745
T. Rowe Price Mid Cap Growth Portfolio (Class A)	27,854,091	2,376,465	(3,387,046)	317,581	(90,411)	27,070,680
T. Rowe Price Small Cap Growth Portfolio (Class A)	70,682,776	6,942,582	(8,616,371)	1,445,717	(3,678,673)	66,776,031
TCW Core Fixed Income Portfolio (Class A)	344,626,341	54,575,294	—	—	(27,170,665)	372,030,970
VanEck Global Natural Resources Portfolio (Class A)	117,244,152	1,279,362	(30,103,964)	4,393,119	13,999,456	106,812,125
Wells Capital Management Mid Cap Value Portfolio (Class A)	14,053,111	112,993	(3,260,800)	261,983	1,984,670	13,151,957
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	211,862,180	8,603,864	(2,201,559)	65,817	(4,751,586)	213,578,716
Western Asset Management U.S. Government Portfolio (Class A)	401,569,890	25,410,073	—	—	(14,432,958)	412,547,005

	$5,318,326,792	$367,008,357	$(493,035,877)	$77,400,546	$(18,436,257)	$5,251,263,561

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
AB International Bond Portfolio (Class A)	$770,719	$233,008	17,828,515
Baillie Gifford International Stock Portfolio (Class A)	13,094,573	1,272,852	9,279,758
BlackRock Bond Income Portfolio (Class A)	9,362,296	13,177,205	4,530,669
BlackRock Capital Appreciation Portfolio (Class A)	12,580,179	—	1,824,250
BlackRock High Yield Portfolio (Class A)	—	1,090,678	3,363,977
Brighthouse Small Cap Value Portfolio (Class A)	28,772	658,164	3,629,266
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	144,647	2,592,849
Brighthouse/Artisan International Portfolio (Class A)	525,631	505,414	6,754,537

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	$275,467	$120,936	48,264
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,489,057	10,798,134
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,282,160	16,841,758
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	16,426,063
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	8,871,283	2,429,480	4,889,057
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	11,961,652	1,052,270	6,976,894
Clarion Global Real Estate Portfolio (Class A)	—	1,224,344	3,026,944
Harris Oakmark International Portfolio (Class A)	—	1,142,340	9,205,410
Invesco Comstock Portfolio (Class A)	—	3,556,095	11,116,201
Invesco Global Equity Portfolio (Class A)	2,189,406	69,050	1,713,294
Invesco Small Cap Growth Portfolio (Class A)	4,550,121	—	1,543,027
Jennison Growth Portfolio (Class A)	14,321,342	—	3,519,302
JPMorgan Core Bond Portfolio (Class A)	—	4,823,103	18,666,435
JPMorgan Small Cap Value Portfolio (Class A)	984,271	454,279	2,055,471
Loomis Sayles Growth Portfolio (Class A)	1,652,223	108,343	3,415,285
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,200,788	—	836,695
MFS Research International Portfolio (Class A)	2,805,639	913,837	5,563,821
MFS Value Portfolio (Class A)	2,034,174	3,095,968	11,442,703
Neuberger Berman Genesis Portfolio (Class A)	1,709,814	20,488	1,094,448
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,001,913	29,121,137
PIMCO Total Return Portfolio (Class A)	19,081,226	9,202,560	40,010,402
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	569,290	3,073,879
T. Rowe Price Large Cap Growth Portfolio (Class A)	8,841,755	—	2,771,135
T. Rowe Price Large Cap Value Portfolio (Class A)	208,122	3,746,194	5,588,818
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,376,465	—	2,163,923
T. Rowe Price Small Cap Growth Portfolio (Class A)	6,918,490	23,170	2,580,218
TCW Core Fixed Income Portfolio (Class A)	16,944,200	6,574,350	36,189,783
VanEck Global Natural Resources Portfolio (Class A)	—	1,279,362	8,842,063
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	112,993	910,800
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	7,954,964	15,750,643
Western Asset Management U.S. Government Portfolio (Class A)	—	10,952,039	35,381,390

	$143,288,608	$86,280,553

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$4,925,800,489

Gross unrealized appreciation	450,582,306
Gross unrealized depreciation	(125,119,233)

Net unrealized appreciation (depreciation)	$325,463,073

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$136,468,920	$118,748,698	$237,715,954	$269,762,597	$374,184,874	$388,511,295

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$138,722,221	$182,140,535	$343,899,329	$—	$664,762,085

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 8.33% and 8.14%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT/CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six-month period, the Asset Allocation 60 Portfolio outperformed the Dow Jones Moderate Portfolio Index. The main drivers of performance were an overweight to U.S. small cap equities, and an underweight to foreign developed bonds, and strong-performing underlying fixed income, U.S. large cap and non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance during the first half of 2021. The largest contributor was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.1%. The most impactful contributors to performance were the portfolio’s exposures to high yield bonds, bank loans, and investment grade corporate credit bonds as spreads tightened over the period. Another strong outperformer was the Brighthouse/Templeton International Bond Portfolio, which outperformed its benchmark by 3.1%. The portfolio’s targeted duration underweight to Europe, an overweight duration to Argentina, and a currency underweight to the euro bolstered relative performance. The worst relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which underperformed its benchmark by 0.9%. The portfolio’s underexposure to CCC-rated (below investment grade) loans was a meaningful detractor over the period, as was unfavorable loan selection in the electronics/electrical, oil & gas, and business equipment and services industries. An underweight allocation to the air transport industry weighed negatively on results.

The overall contribution from the underlying U.S. equity portfolios was mixed for the period. U.S. large cap equities outperformed over the period while U.S. mid cap and U.S. small cap equities underperformed. Within the Portfolio’s large cap portfolios, the largest

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 6.9%. The biggest drivers of outperformance were both security selection and overweight positions in the Energy and Financials sectors. The T. Rowe Price Large Cap Value Portfolio also experienced positive relative returns, as it outperformed its benchmark by 1.2%. The portfolio benefitted from security selection in the Financials, Communication Services, and Materials sectors. The Brighthouse/Wellington Core Equity Opportunities Portfolio, on the other hand, was a leading relative detractor, underperforming its benchmark by 4.0%. Portfolio results were hampered by negative security selection within Health Care, Materials, and Consumer Staples sectors, as well as an underweight to Communication Services and Energy and an overweight to Consumer Staples. In the mid cap portfolios, the T. Rowe Price Mid Cap Growth Portfolio underperformed its benchmark by 0.5%. Weak security selection within the Health Care and Industrials sectors were the primary headwinds to relative performance. The small cap portfolios also underperformed, led by the Neuberger Berman Genesis Portfolio, which underperformed its benchmark by 18.2%. Portfolio results were negatively impacted from its heavy tilt towards growth stocks, which significantly underperformed value stocks for the period. Security selection within the Information Technology, Health Care, and Industrials sectors were primary detractors primarily over the period. An underweight to the Energy sector and an overweight to the software industry further pressured results. Another relative underperformer was the T. Rowe Price Small Cap Growth Portfolio, which underperformed its benchmark by 7.2%. Security selection within the Consumer Discretionary sector was the biggest detractor. Additional areas of weakness were security selection within the Health Care and Industrials sectors.

The non-U.S. equity portfolios were overall a contributor to relative performance for the first six months of the year. The best relative performance came from the Harris Oakmark International Portfolio, which outperformed its benchmark by 4.7% for the period. Drivers of outperformance were security selection within Communication Services, Consumer Discretionary, Industrials and Materials sectors. An overweight to Financials and an underweight to Utilities sectors aided results. At the country level, security selection in the United Kingdom and an underweight to Japan were leading contributors. The Clarion Global Real Estate Portfolio outperformed its benchmark by 2.5%. Positioning in the U.S., namely overweight positions in the Mall and Storage sectors were positive contributors. In the Asia-Pacific region, security selection was strongest in Australia, Hong Kong, and Japan. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.5%. At the sector level, security selection within Information Technology and Consumer Discretionary were the largest contributors on a relative basis. At the country level, security selection in China and India were leading performance contributors during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	8.33	27.66	10.90	8.57
Class B	8.14	27.22	10.59	8.30
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.6
PIMCO Total Return Portfolio (Class A)	5.8
MFS Value Portfolio (Class A)	5.1
TCW Core Fixed Income Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.4
Invesco Comstock Portfolio (Class A)	4.1
Harris Oakmark International Portfolio (Class A)	3.9
Western Asset Management U.S. Government Portfolio (Class A)	3.8
Baillie Gifford International Stock Portfolio (Class A)	3.6

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	29.1
Investment Grade Fixed Income	22.2
International Developed Market Equities	13.7
U.S. Small Cap Equities	10.4
Emerging Market Equities	7.3
High Yield Fixed Income	5.6
International Fixed Income	5.6
Global Equities	4.1
Real Estate Equities	1.5
U.S. Mid Cap Equities	0.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.63%	$1,000.00	$1,083.30	$3.25
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B (a)	Actual	0.88%	$1,000.00	$1,081.40	$4.54
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	37,822,145	$396,754,300
Baillie Gifford International Stock Portfolio (Class A) (b)	30,843,145	460,488,151
BlackRock Bond Income Portfolio (Class A) (b)	7,847,921	846,712,175
BlackRock Capital Appreciation Portfolio (Class A) (b)	6,510,252	342,699,659
BlackRock High Yield Portfolio (Class A) (a)	9,690,999	77,043,440
Brighthouse Small Cap Value Portfolio (Class A) (a)	12,530,001	226,667,721
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	12,644,357	188,274,481
Brighthouse/Artisan International Portfolio (Class A) (a)	28,570,115	390,839,177
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	118,923	32,594,414
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	10,044,882	130,583,466
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	25,369,858	249,639,403
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	26,619,126	248,090,251
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	40,497,206	326,812,451
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	15,814,434	563,468,295
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	23,065,981	402,732,031
Clarion Global Real Estate Portfolio (Class A) (a)	15,078,050	198,577,912
Harris Oakmark International Portfolio (Class A) (a)	33,371,029	505,571,086
Invesco Comstock Portfolio (Class A) (a)	33,813,967	527,159,749
Invesco Global Equity Portfolio (Class A) (a)	4,266,268	134,558,079
Invesco Small Cap Growth Portfolio (Class A) (a)	9,382,418	162,315,831
Jennison Growth Portfolio (Class A) (b)	19,390,676	378,893,802
JPMorgan Core Bond Portfolio (Class A) (a)	24,067,493	250,301,927
JPMorgan Small Cap Value Portfolio (Class A) (a)	5,085,553	98,354,590
Loomis Sayles Growth Portfolio (Class A) (a)	23,396,557	372,239,221
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	6,122,516	97,103,104
MFS Research International Portfolio (Class A) (a)	19,766,076	282,061,909

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	37,592,744	657,497,095
Neuberger Berman Genesis Portfolio (Class A) (b)	4,021,956	97,894,397
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	34,489,876	377,319,242
PIMCO Total Return Portfolio (Class A) (a)	64,634,527	751,699,547
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	9,988,784	125,459,129
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	10,399,611	308,140,479
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	17,714,210	589,706,058
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	5,225,583	65,372,046
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,838,919	228,751,226
TCW Core Fixed Income Portfolio (Class A) (a)	62,667,173	644,218,535
VanEck Global Natural Resources Portfolio (Class A) (b)	32,742,034	395,523,765
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	2,245,906	32,430,888
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	18,580,874	251,956,651
Western Asset Management U.S. Government Portfolio (Class A) (b)	42,497,979	495,526,432

Total Mutual Funds (Cost $11,548,695,193)		12,912,032,115

Total Investments—100.0% (Cost $11,548,695,193)		12,912,032,115
Other assets and liabilities (net)—0.0%		(3,405,483)

Net Assets—100.0%		$12,908,626,632

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$12,912,032,115	$—	$—	$12,912,032,115
Total Investments	$12,912,032,115	$—	$—	$12,912,032,115

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Affiliated investments at value (a)	$12,912,032,115
Receivable for:
Affiliated investments sold	5,292,251
Fund shares sold	116,546

Total Assets	12,917,440,912
Liabilities
Payables for:
Fund shares redeemed	5,408,797
Accrued Expenses:
Management fees	561,064
Distribution and service fees	2,576,682
Deferred trustees’ fees	210,367
Other expenses	57,370

Total Liabilities	8,814,280

Net Assets	$12,908,626,632

Net Assets Consist of:
Paid in surplus	$10,753,226,171
Distributable earnings (Accumulated losses)	2,155,400,461

Net Assets	$12,908,626,632

Net Assets
Class A	$363,265,341
Class B	12,545,361,291
Capital Shares Outstanding*
Class A	28,859,772
Class B	1,002,441,433
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.59
Class B	12.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $11,548,695,193.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$176,873,418

Total investment income	176,873,418
Expenses
Management fees	3,369,417
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	15,477,130
Audit and tax services	16,091
Legal	23,047
Trustees’ fees and expenses	28,684
Miscellaneous	7,793

Total expenses	18,950,796

Net Investment Income	157,922,622

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	251,631,979
Capital gain distributions from Affiliated Underlying Portfolios	462,057,282

Net realized gain (loss)	713,689,261

Net change in unrealized appreciation on affiliated investments	133,220,182

Net realized and unrealized gain (loss)	846,909,443

Net Increase (Decrease) in Net Assets From Operations	$1,004,832,065

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$157,922,622	$254,501,439
Net realized gain (loss)	713,689,261	668,733,432
Net change in unrealized appreciation (depreciation)	133,220,182	600,419,357

Increase (decrease) in net assets from operations	1,004,832,065	1,523,654,228

From Distributions to Shareholders
Class A	(26,862,648)	(29,082,412)
Class B	(906,675,413)	(1,036,530,572)

Total distributions	(933,538,061)	(1,065,612,984)

Increase (decrease) in net assets from capital share transactions	194,725,623	(301,429,289)

Total increase (decrease) in net assets	266,019,627	156,611,955

Net Assets
Beginning of period	12,642,607,005	12,485,995,050

End of period	$12,908,626,632	$12,642,607,005

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	524,563	$6,829,321	1,045,627	$11,911,967
Reinvestments	2,143,867	26,862,648	2,754,016	29,082,412
Redemptions	(1,176,978)	(15,309,101)	(3,359,731)	(38,010,928)

Net increase (decrease)	1,491,452	$18,382,868	439,912	$2,983,451

Class B
Sales	11,128,574	$144,856,972	7,647,993	$86,743,525
Reinvestments	72,766,887	906,675,413	98,623,270	1,036,530,572
Redemptions	(67,462,690)	(875,189,630)	(125,861,108)	(1,427,686,837)

Net increase (decrease)	16,432,771	$176,342,755	(19,589,845)	$(304,412,740)

Increase (decrease) derived from capital shares transactions		$194,725,623		$(301,429,289)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.55		$12.17	$11.30	$12.72	$11.76	$12.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.28	0.26	0.22	0.21	0.21
Net realized and unrealized gain (loss)	0.86		1.22	1.88	(0.92)	1.50	0.63

Total income (loss) from investment operations	1.04		1.50	2.14	(0.70)	1.71	0.84

Less Distributions
Distributions from net investment income	(0.31)		(0.29)	(0.28)	(0.24)	(0.25)	(0.43)
Distributions from net realized capital gains	(0.69)		(0.83)	(0.99)	(0.48)	(0.50)	(1.15)

Total distributions	(1.00)		(1.12)	(1.27)	(0.72)	(0.75)	(1.58)

Net Asset Value, End of Period	$12.59		$12.55	$12.17	$11.30	$12.72	$11.76

Total Return (%) (b)	8.33	(c)	14.09	19.85	(5.93)	14.93	7.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (f)	1.35	(e)(g)	2.43	2.21	1.76	1.68	1.74
Portfolio turnover rate (%)	9	(c)	10	13	10	6	10
Net assets, end of period (in millions)	$363.3		$343.6	$327.6	$294.6	$343.0	$331.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.47		$12.09	$11.24	$12.65	$11.69	$12.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.25	0.23	0.19	0.17	0.18
Net realized and unrealized gain (loss)	0.85		1.22	1.85	(0.91)	1.51	0.62

Total income (loss) from investment operations	1.01		1.47	2.08	(0.72)	1.68	0.80

Less Distributions
Distributions from net investment income	(0.28)		(0.26)	(0.24)	(0.21)	(0.22)	(0.40)
Distributions from net realized capital gains	(0.69)		(0.83)	(0.99)	(0.48)	(0.50)	(1.15)

Total distributions	(0.97)		(1.09)	(1.23)	(0.69)	(0.72)	(1.55)

Net Asset Value, End of Period	$12.51		$12.47	$12.09	$11.24	$12.65	$11.69

Total Return (%) (b)	8.14	(c)	13.85	19.42	(6.12)	14.73	7.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (f)	1.08	(e)(g)	2.18	1.98	1.51	1.43	1.52
Portfolio turnover rate (%)	9	(c)	10	13	10	6	10
Net assets, end of period (in millions)	$12,545.4		$12,299.1	$12,158.4	$11,604.0	$14,189.2	$13,904.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,176,897,623	$0	$1,295,713,736

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$3,369,417	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
AB International Bond Portfolio (Class A)	$425,922,173	$7,266,409	$(29,921,313)	$1,334,138	$(7,847,107)	$396,754,300
Baillie Gifford International Stock Portfolio (Class A)	462,974,877	49,765,899	(29,545,652)	14,013,962	(36,720,935)	460,488,151
BlackRock Bond Income Portfolio (Class A)	729,698,071	160,218,693	—	—	(43,204,589)	846,712,175
BlackRock Capital Appreciation Portfolio (Class A)	326,850,378	44,239,803	(26,664,915)	8,700,366	(10,425,973)	342,699,659
BlackRock High Yield Portfolio (Class A)	74,202,827	3,178,056	(70,560)	(4,086)	(262,797)	77,043,440
Brighthouse Small Cap Value Portfolio (Class A)	237,084,208	2,372,171	(63,126,283)	12,041,388	38,296,237	226,667,721
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	137,318,076	60,699,211	(18,387,612)	6,475,803	2,169,003	188,274,481
Brighthouse/Artisan International Portfolio (Class A)	386,291,553	4,351,755	(18,988,933)	5,095,975	14,088,827	390,839,177
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	33,788,579	976,845	(7,376,544)	665,486	4,540,048	32,594,414
Brighthouse/Dimensional International Small Company Portfolio (Class A)	135,122,080	8,835,988	(19,803,981)	177,532	6,251,847	130,583,466
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	240,306,769	11,825,928	—	—	(2,493,294)	249,639,403
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	235,815,195	15,693,582	—	—	(3,418,526)	248,090,251
Brighthouse/Templeton International Bond Portfolio (Class A)	341,624,945	25,918,757	(30,512,309)	(13,670,787)	3,451,845	326,812,451
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	579,040,328	36,512,203	(78,173,564)	19,923,529	6,165,799	563,468,295
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	394,047,135	42,736,306	(44,419,886)	12,867,403	(2,498,927)	402,732,031
Clarion Global Real Estate Portfolio (Class A)	193,483,526	6,081,481	(28,418,337)	5,004,619	22,426,623	198,577,912
Harris Oakmark International Portfolio (Class A)	524,646,187	4,144,423	(83,293,331)	(12,491,019)	72,564,826	505,571,086
Invesco Comstock Portfolio (Class A)	536,674,628	10,834,344	(127,649,792)	21,995,516	85,305,053	527,159,749
Invesco Global Equity Portfolio (Class A)	133,969,325	5,571,340	(14,377,462)	4,076,296	5,318,580	134,558,079
Invesco Small Cap Growth Portfolio (Class A)	174,707,293	27,609,257	(26,726,278)	10,075,461	(23,349,902)	162,315,831
Jennison Growth Portfolio (Class A)	395,538,010	77,920,587	(51,821,799)	23,065,208	(65,808,204)	378,893,802
JPMorgan Core Bond Portfolio (Class A)	229,464,241	29,725,530	—	—	(8,887,844)	250,301,927
JPMorgan Small Cap Value Portfolio (Class A)	103,424,597	3,561,259	(31,270,910)	2,512,387	20,127,257	98,354,590
Loomis Sayles Growth Portfolio (Class A)	352,974,289	11,955,235	(28,023,564)	5,144,019	30,189,242	372,239,221
Loomis Sayles Small Cap Growth Portfolio (Class A)	102,513,219	8,767,886	(12,392,053)	2,613,850	(4,399,798)	97,103,104
MFS Research International Portfolio (Class A)	263,089,957	23,791,221	(11,815,024)	2,635,888	4,359,867	282,061,909
MFS Value Portfolio (Class A)	707,760,558	16,852,943	(153,989,451)	17,838,573	69,034,472	657,497,095
Neuberger Berman Genesis Portfolio (Class A)	99,870,229	6,348,887	(10,162,054)	5,000,216	(3,162,881)	97,894,397
PIMCO Inflation Protected Bond Portfolio (Class A)	353,352,056	20,994,029	—	—	2,973,157	377,319,242
PIMCO Total Return Portfolio (Class A)	690,609,889	114,771,668	—	—	(53,682,010)	751,699,547
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	99,109,011	27,610,785	(9,425,509)	1,799,365	6,365,477	125,459,129
T. Rowe Price Large Cap Growth Portfolio (Class A)	326,846,025	32,759,059	(64,815,825)	23,374,382	(10,023,162)	308,140,479
T. Rowe Price Large Cap Value Portfolio (Class A)	598,222,830	12,538,151	(111,285,469)	30,668,948	59,561,598	589,706,058
T. Rowe Price Mid Cap Growth Portfolio (Class A)	99,253,469	5,624,288	(42,311,482)	8,995,838	(6,190,067)	65,372,046
T. Rowe Price Small Cap Growth Portfolio (Class A)	234,761,198	23,707,592	(21,721,240)	5,514,960	(13,511,284)	228,751,226
TCW Core Fixed Income Portfolio (Class A)	533,759,221	156,750,901	—	—	(46,291,587)	644,218,535
VanEck Global Natural Resources Portfolio (Class A)	417,584,071	4,739,455	(92,493,173)	25,556,400	40,137,012	395,523,765
Wells Capital Management Mid Cap Value Portfolio (Class A)	33,251,348	278,679	(6,582,611)	623,694	4,859,778	32,430,888
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	246,701,759	10,893,691	(146,820)	6,669	(5,498,648)	251,956,651
Western Asset Management U.S. Government Portfolio (Class A)	454,341,937	58,473,326	—	—	(17,288,831)	495,526,432

	$12,645,996,067	$1,176,897,623	$(1,295,713,736)	$251,631,979	$133,220,182	$12,912,032,115

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
AB International Bond Portfolio (Class A)	$1,631,785	$493,330	37,822,145
Baillie Gifford International Stock Portfolio (Class A)	43,522,788	4,230,614	30,843,145
BlackRock Bond Income Portfolio (Class A)	16,217,217	22,825,339	7,847,921
BlackRock Capital Appreciation Portfolio (Class A)	44,238,426	—	6,510,252
BlackRock High Yield Portfolio (Class A)	—	3,114,737	9,690,999
Brighthouse Small Cap Value Portfolio (Class A)	99,358	2,272,813	12,530,001
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	705,391	12,644,357

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
Brighthouse/Artisan International Portfolio (Class A)	$2,217,207	$2,131,930	28,570,115
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	678,823	298,017	118,923
Brighthouse/Dimensional International Small Company Portfolio (Class A)	6,577,589	2,258,401	10,044,882
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	8,171,351	25,369,858
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,186,465	26,619,126
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	40,497,206
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	28,658,734	7,848,450	15,814,434
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	39,280,765	3,455,542	23,065,981
Clarion Global Real Estate Portfolio (Class A)	—	6,081,443	15,078,050
Harris Oakmark International Portfolio (Class A)	—	4,143,055	33,371,029
Invesco Comstock Portfolio (Class A)	—	10,834,343	33,813,967
Invesco Global Equity Portfolio (Class A)	5,401,001	170,339	4,266,268
Invesco Small Cap Growth Portfolio (Class A)	27,557,398	—	9,382,418
Jennison Growth Portfolio (Class A)	77,869,888	—	19,390,676
JPMorgan Core Bond Portfolio (Class A)	—	6,218,664	24,067,493
JPMorgan Small Cap Value Portfolio (Class A)	2,436,651	1,124,608	5,085,553
Loomis Sayles Growth Portfolio (Class A)	11,219,295	735,691	23,396,557
Loomis Sayles Small Cap Growth Portfolio (Class A)	8,755,515	—	6,122,516
MFS Research International Portfolio (Class A)	9,902,211	3,225,292	19,766,076
MFS Value Portfolio (Class A)	6,682,430	10,170,512	37,592,744
Neuberger Berman Genesis Portfolio (Class A)	6,273,659	75,179	4,021,956
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,552,861	34,489,876
PIMCO Total Return Portfolio (Class A)	30,824,728	14,866,256	64,634,527
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	1,849,956	9,988,784
T. Rowe Price Large Cap Growth Portfolio (Class A)	32,759,058	—	10,399,611
T. Rowe Price Large Cap Value Portfolio (Class A)	659,903	11,878,247	17,714,210
T. Rowe Price Mid Cap Growth Portfolio (Class A)	5,624,288	—	5,225,583
T. Rowe Price Small Cap Growth Portfolio (Class A)	23,627,420	79,127	8,838,919
TCW Core Fixed Income Portfolio (Class A)	29,341,145	11,384,365	62,667,173
VanEck Global Natural Resources Portfolio (Class A)	—	4,737,048	32,742,034
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	278,679	2,245,906
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,320,403	18,580,874
Western Asset Management U.S. Government Portfolio (Class A)	—	13,154,970	42,497,979

	$462,057,282	$176,873,418

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$11,627,641,808

Gross unrealized appreciation	1,529,340,615
Gross unrealized depreciation	(244,950,308)

Net unrealized appreciation (depreciation)	$1,284,390,307

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$257,509,059	$242,301,255	$808,103,925	$990,760,750	$1,065,612,984	$1,233,062,005

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$269,356,714	$663,781,703	$1,151,170,125	$—	$2,084,308,542

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 11.19% and 11.09%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 10.72%.

MARKET ENVIRONMENT/CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six-month period, the Asset Allocation 80 Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. The main drivers of performance were an overweight to U.S. small cap equities and foreign developed market equities, and strong-performing underlying fixed income, U.S. large cap and non-U.S. equity portfolios.

The underlying fixed income portfolios added to relative performance during the first half of 2021. The largest contributor was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.1%. The most impactful contributors to performance were the portfolio’s exposures to high yield bonds, bank loans, and Investment Grade Corporate Credit bonds as spreads tightened over the period. Another strong outperformer was the Brighthouse/Templeton International Bond Portfolio, which outperformed its benchmark by 3.1%. The portfolio’s targeted duration underweight to Europe, an overweight duration to Argentina, and a currency underweight to the euro bolstered relative performance. The worst relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which underperformed its benchmark by 0.9%. The portfolio’s underexposure to CCC-rated (below investment grade) loans was a meaningful detractor over the period, as was unfavorable loan selection in the electronics/electrical, oil & gas, and business equipment and services industries. An underweight allocation to the air transport industry weighed negatively on results.

The overall contribution from the underlying U.S. equity portfolios was mixed for the period. U.S. large cap equities outperformed over the period while U.S. mid cap and U.S. small cap equities

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underperformed. Within the Portfolio’s large cap portfolios, the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 6.9%. The biggest drivers of outperformance were both security selection and overweight positions in the Energy and Financials sectors. The T. Rowe Price Large Cap Growth Portfolio also experienced positive relative returns, as it outperformed its benchmark by 2.6%. The portfolio benefitted from strong performance of select private equity holdings, an overweight to Communication Services and an underweight to Consumer Staples sectors, and security selection in the Financials sector. On the other hand, the Jennison Growth Portfolio underperformed its benchmark by 3.2%. The portfolio’s security selection within the Communication Services sector was the largest detractor, followed by weak selection within the Industrials sector. In the mid cap portfolios, the Morgan Stanley Discovery Portfolio underperformed its benchmark by 1.7%. Negative security selection across several sectors, which included Information Technology, Consumer Discretionary, Health Care, Industrials, Real Estate and Financials weighed on relative results. Another relative underperformer was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 1.2%. Security selection in Financials and Materials, as well as an overweight to Consumer Staples and underweight to Energy sectors hampered returns. The small cap portfolios also underperformed, led by the Neuberger Berman Genesis Portfolio, which underperformed its benchmark by 18.2%. Portfolio results were negatively impacted from its heavy tilt towards growth stocks, which significantly underperformed value stocks for the period. Security selection within the Information Technology, Health Care, and Industrials sectors were primary detractors primarily over the period. An underweight to the Energy sector and an overweight to the software industry further pressured results. Another relative underperformer was the T. Rowe Price Small Cap Growth Portfolio, which underperformed its benchmark by 7.2%. Security selection within the Consumer Discretionary sector was the biggest detractor. Additional areas of weakness were security selection within the Health Care and Industrials sectors.

The non-U.S. equity portfolios were, overall, a contributor to relative performance for the first six months of the year. The best relative performance came from the Harris Oakmark International Portfolio, which outperformed its benchmark by 4.7% for the period. Drivers of outperformance were security selection within Communication Services, Consumer Discretionary, Industrials and Materials sectors. An overweight to Financials and an underweight to Utilities sectors aided results. At the country level, security selection in the United Kingdom and underweight Japan were leading contributors. The Brighthouse/Dimensional International Small Company Portfolio outperformed its benchmark by 2.1%. The portfolio’s underweight to relatively lower profitability and higher priced stocks, and an overweight to smaller cap stocks, was beneficial to relative performance. Conversely, Baillie Gifford International Stock Portfolio underperformed its benchmark by 3.6%. The drivers of the relative underperformed stemmed from negative security selection within the Financials and Consumer Discretionary sectors. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.5%. At the sector level, security selection within Information Technology and Consumer Discretionary were the largest contributors on a relative basis. At the country level, security selection in China and India were leading performance contributor during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	11.19	36.88	13.57	10.22
Class B	11.09	36.47	13.28	9.95
Dow Jones Moderately Aggressive Portfolio Index	10.72	34.37	12.58	9.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.8
Invesco Comstock Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.0
Harris Oakmark International Portfolio (Class A)	4.8
Jennison Growth Portfolio (Class A)	4.8
Loomis Sayles Growth Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
Baillie Gifford International Stock Portfolio (Class A)	4.3
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.2
Brighthouse/Artisan International Portfolio (Class A)	3.9

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	20.8
International Developed Market Equities	19.5
U.S. Small Cap Equities	18.8
Investment Grade Fixed Income	12.0
U.S. Mid Cap Equities	10.7
International Fixed Income	5.6
High Yield Fixed Income	5.0
Emerging Market Equities	3.9
Global Equities	3.2
Real Estate Equities	0.5

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.67%	$1,000.00	$1,111.90	$3.51
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B (a)	Actual	0.92%	$1,000.00	$1,110.90	$4.82
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	10,749,759	$112,764,971
Baillie Gifford International Stock Portfolio (Class A) (b)	32,380,998	483,448,296
BlackRock Bond Income Portfolio (Class A) (b)	3,279,937	353,872,412
BlackRock Capital Appreciation Portfolio (Class A) (b)	6,650,355	350,074,675
BlackRock High Yield Portfolio (Class A) (a)	6,871,414	54,627,741
Brighthouse Small Cap Value Portfolio (Class A) (a)	15,230,828	275,525,678
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	14,739,636	219,473,175
Brighthouse/Artisan International Portfolio (Class A) (a)	31,563,534	431,789,147
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	101,274	27,757,106
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	17,047,829	221,621,776
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	11,005,877	108,297,826
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	34,679,996	279,867,570
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	14,340,755	510,961,099
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	23,014,622	401,835,303
Clarion Global Real Estate Portfolio (Class A) (a)	21,274,041	280,179,123
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,359,695	57,243,141
Harris Oakmark International Portfolio (Class A) (a)	35,707,558	540,969,505
Invesco Comstock Portfolio (Class A) (a)	35,830,526	558,597,902
Invesco Global Equity Portfolio (Class A) (a)	5,447,038	171,799,572
Invesco Small Cap Growth Portfolio (Class A) (a)	14,558,868	251,868,408
Jennison Growth Portfolio (Class A) (b)	27,304,145	533,522,988
JPMorgan Core Bond Portfolio (Class A) (a)	10,445,454	108,632,724
JPMorgan Small Cap Value Portfolio (Class A) (a)	8,628,011	166,865,731
Loomis Sayles Growth Portfolio (Class A) (a)	32,605,094	518,747,046
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	12,186,341	193,275,361
MFS Research International Portfolio (Class A) (a)	24,780,584	353,618,929

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	36,962,567	646,475,289
Morgan Stanley Discovery Portfolio (Class A) (a)	1,079,810	29,208,847
Neuberger Berman Genesis Portfolio (Class A) (b)	1,139,414	27,733,348
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	14,925,165	163,281,303
PIMCO Total Return Portfolio (Class A) (a)	28,046,620	326,182,190
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	13,100,511	164,542,422
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	15,822,738	468,827,729
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	16,763,146	558,045,142
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,292,221	53,695,684
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	7,541,786	195,181,427
TCW Core Fixed Income Portfolio (Class A) (a)	29,041,641	298,548,073
VanEck Global Natural Resources Portfolio (Class A) (b)	27,832,942	336,221,935
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	7,647,674	110,432,406
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	16,125,062	218,655,837

Total Mutual Funds (Cost $9,527,714,001)		11,164,268,837

Total Investments—100.0% (Cost $9,527,714,001)		11,164,268,837
Other assets and liabilities (net)—0.0%		(2,964,361)

Net Assets—100.0%		$11,161,304,476

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,164,268,837	$—	$—	$11,164,268,837
Total Investments	$11,164,268,837	$—	$—	$11,164,268,837

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Affiliated investments at value (a)	$11,164,268,837
Receivable for:
Affiliated investments sold	2,341,329
Fund shares sold	637,023

Total Assets	11,167,247,189
Liabilities
Payables for:
Fund shares redeemed	2,978,352
Accrued Expenses:
Management fees	488,590
Distribution and service fees	2,180,944
Deferred trustees’ fees	236,905
Other expenses	57,922

Total Liabilities	5,942,713

Net Assets	$11,161,304,476

Net Assets Consist of:
Paid in surplus	$8,764,466,040
Distributable earnings (Accumulated losses)	2,396,838,436

Net Assets	$11,161,304,476

Net Assets
Class A	$527,700,774
Class B	10,633,603,702
Capital Shares Outstanding*
Class A	37,162,073
Class B	752,943,357
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.20
Class B	14.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,527,714,001.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$124,717,522

Total investment income	124,717,522
Expenses
Management fees	2,913,356
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	13,004,973
Audit and tax services	16,091
Legal	23,047
Trustees’ fees and expenses	28,684
Miscellaneous	6,950

Total expenses	16,021,735

Net Investment Income	108,695,787

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	221,273,893
Capital gain distributions from Affiliated Underlying Portfolios	517,129,964

Net realized gain (loss)	738,403,857

Net change in unrealized appreciation on affiliated investments	305,625,632

Net realized and unrealized gain (loss)	1,044,029,489

Net Increase (Decrease) in Net Assets From Operations	$1,152,725,276

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$108,695,787	$168,958,233
Net realized gain (loss)	738,403,857	714,371,149
Net change in unrealized appreciation (depreciation)	305,625,632	621,877,313

Increase (decrease) in net assets from operations	1,152,725,276	1,505,206,695

From Distributions to Shareholders
Class A	(43,018,270)	(47,795,951)
Class B	(852,332,965)	(1,017,374,474)

Total distributions	(895,351,235)	(1,065,170,425)

Increase (decrease) in net assets from capital share transactions	214,893,944	(52,940,828)

Total increase (decrease) in net assets	472,267,985	387,095,442

Net Assets
Beginning of period	10,689,036,491	10,301,941,049

End of period	$11,161,304,476	$10,689,036,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	466,195	$6,816,745	946,898	$11,627,188
Reinvestments	3,048,779	43,018,270	4,275,130	47,795,951
Redemptions	(1,216,502)	(17,880,467)	(2,928,574)	(36,015,678)

Net increase (decrease)	2,298,472	$31,954,548	2,293,454	$23,407,461

Class B
Sales	14,050,585	$207,947,059	6,095,054	$73,499,713
Reinvestments	60,707,476	852,332,965	91,408,309	1,017,374,474
Redemptions	(59,960,992)	(877,340,628)	(94,956,386)	(1,167,222,476)

Net increase (decrease)	14,797,069	$182,939,396	2,546,977	$(76,348,289)

Increase (decrease) derived from capital shares transactions		$214,893,944		$(52,940,828)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.91		$13.48	$12.36	$14.25	$12.86	$13.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.25	0.24	0.21	0.19	0.20
Net realized and unrealized gain (loss)	1.38		1.68	2.57	(1.25)	2.22	0.82

Total income (loss) from investment operations	1.55		1.93	2.81	(1.04)	2.41	1.02

Less Distributions
Distributions from net investment income	(0.28)		(0.27)	(0.28)	(0.22)	(0.25)	(0.46)
Distributions from net realized capital gains	(0.98)		(1.23)	(1.41)	(0.63)	(0.77)	(1.68)

Total distributions	(1.26)		(1.50)	(1.69)	(0.85)	(1.02)	(2.14)

Net Asset Value, End of Period	$14.20		$13.91	$13.48	$12.36	$14.25	$12.86

Total Return (%) (b)	11.19	(c)	17.01	24.04	(7.91)	19.44	8.43

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (f)	1.09	(e) (g)	2.01	1.82	1.50	1.42	1.55
Portfolio turnover rate (%)	10	(c)	12	13	11	7	10
Net assets, end of period (in millions)	$527.7		$484.8	$439.2	$378.2	$436.4	$398.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.82		$13.41	$12.30	$14.18	$12.80	$13.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.22	0.21	0.17	0.16	0.17
Net realized and unrealized gain (loss)	1.39		1.66	2.55	(1.23)	2.21	0.81

Total income (loss) from investment operations	1.53		1.88	2.76	(1.06)	2.37	0.98

Less Distributions
Distributions from net investment income	(0.25)		(0.24)	(0.24)	(0.19)	(0.22)	(0.42)
Distributions from net realized capital gains	(0.98)		(1.23)	(1.41)	(0.63)	(0.77)	(1.68)

Total distributions	(1.23)		(1.47)	(1.65)	(0.82)	(0.99)	(2.10)

Net Asset Value, End of Period	$14.12		$13.82	$13.41	$12.30	$14.18	$12.80

Total Return (%) (b)	11.09	(c)	16.59	23.73	(8.11)	19.16	8.14

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	0.82	(e) (g)	1.76	1.58	1.26	1.17	1.32
Portfolio turnover rate (%)	10	(c)	12	13	11	7	10
Net assets, end of period (in millions)	$10,633.6		$10,204.2	$9,862.7	$9,018.8	$11,119.7	$10,460.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,120,057,941	$0	$1,174,613,706

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,913,356	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2021
AB International Bond Portfolio (Class A)	$146,346,298	$11,363,795	$(42,513,423)	$1,859,704	$(4,291,403)	$112,764,971
Baillie Gifford International Stock Portfolio (Class A)	466,353,389	63,118,100	(21,444,684)	10,183,380	(34,761,889)	483,448,296
BlackRock Bond Income Portfolio (Class A)	261,943,913	109,365,694	—	—	(17,437,195)	353,872,412
BlackRock Capital Appreciation Portfolio (Class A)	325,707,021	45,368,324	(18,949,594)	6,166,567	(8,217,643)	350,074,675
BlackRock High Yield Portfolio (Class A)	50,598,894	4,239,505	—	—	(210,658)	54,627,741
Brighthouse Small Cap Value Portfolio (Class A)	277,704,121	2,882,059	(64,789,889)	4,099,632	55,629,755	275,525,678
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	141,637,922	85,241,052	(16,715,448)	6,004,298	3,305,351	219,473,175
Brighthouse/Artisan International Portfolio (Class A)	397,980,698	14,668,201	(556,895)	140,724	19,556,419	431,789,147
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	27,790,228	831,559	(5,191,008)	484,111	3,842,216	27,757,106
Brighthouse/Dimensional International Small Company Portfolio (Class A)	222,828,468	14,948,258	(26,840,934)	122,477	10,563,507	221,621,776
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	95,894,890	13,581,526	—	—	(1,178,590)	108,297,826
Brighthouse/Templeton International Bond Portfolio (Class A)	282,990,061	29,611,165	(24,072,302)	(11,572,429)	2,911,075	279,867,570
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	531,990,822	33,210,265	(79,475,331)	20,348,316	4,887,027	510,961,099
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	381,702,117	42,490,982	(32,160,121)	9,453,613	348,712	401,835,303
Clarion Global Real Estate Portfolio (Class A)	264,389,109	8,524,891	(31,067,872)	6,360,946	31,972,049	280,179,123
Frontier Mid Cap Growth Portfolio (Class A)	55,380,211	7,703,376	(4,012,215)	1,082,435	(2,910,666)	57,243,141
Harris Oakmark International Portfolio (Class A)	537,837,050	4,434,395	(65,597,232)	(6,429,505)	70,724,797	540,969,505
Invesco Comstock Portfolio (Class A)	577,034,099	11,453,169	(148,660,751)	41,453,988	77,317,397	558,597,902
Invesco Global Equity Portfolio (Class A)	165,942,193	7,083,905	(13,046,699)	4,499,469	7,320,704	171,799,572
Invesco Small Cap Growth Portfolio (Class A)	257,464,646	47,448,181	(32,038,528)	7,259,150	(28,265,041)	251,868,408
Jennison Growth Portfolio (Class A)	519,508,784	112,575,026	(37,912,788)	15,330,661	(75,978,695)	533,522,988
JPMorgan Core Bond Portfolio (Class A)	95,047,866	17,385,066	—	—	(3,800,208)	108,632,724
JPMorgan Small Cap Value Portfolio (Class A)	168,563,423	6,014,754	(45,333,568)	7,886,265	29,734,857	166,865,731
Loomis Sayles Growth Portfolio (Class A)	476,625,519	16,619,353	(22,921,151)	7,526,777	40,896,548	518,747,046
Loomis Sayles Small Cap Growth Portfolio (Class A)	197,062,188	19,507,763	(19,511,340)	4,028,117	(7,811,367)	193,275,361
MFS Research International Portfolio (Class A)	328,076,123	23,946,191	(7,450,824)	2,651,197	6,396,242	353,618,929
MFS Value Portfolio (Class A)	640,317,781	16,557,462	(88,095,227)	13,091,981	64,603,292	646,475,289
Morgan Stanley Discovery Portfolio (Class A)	27,901,104	15,968,005	(4,886,355)	2,775,025	(12,548,932)	29,208,847
Neuberger Berman Genesis Portfolio (Class A)	27,603,175	1,798,741	(2,152,346)	935,684	(451,906)	27,733,348
PIMCO Inflation Protected Bond Portfolio (Class A)	143,658,863	18,438,680	(26,465)	(2,637)	1,212,862	163,281,303
PIMCO Total Return Portfolio (Class A)	284,774,074	64,541,929	—	—	(23,133,813)	326,182,190
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	137,280,459	27,262,138	(11,346,859)	2,161,014	9,185,670	164,542,422
T. Rowe Price Large Cap Growth Portfolio (Class A)	434,475,162	50,554,221	(31,994,581)	8,262,875	7,530,052	468,827,729
T. Rowe Price Large Cap Value Portfolio (Class A)	570,628,912	11,856,315	(113,210,659)	31,344,841	57,425,733	558,045,142
T. Rowe Price Mid Cap Growth Portfolio (Class A)	109,720,972	5,711,861	(66,013,093)	12,248,695	(7,972,751)	53,695,684
T. Rowe Price Small Cap Growth Portfolio (Class A)	193,797,834	20,982,153	(12,573,267)	3,230,684	(10,255,977)	195,181,427
TCW Core Fixed Income Portfolio (Class A)	213,965,680	105,480,943	—	—	(20,898,550)	298,548,073
Van Eck Global Natural Resources Portfolio (Class A)	342,477,991	4,020,359	(65,418,462)	9,052,018	46,090,029	336,221,935
Wells Capital Management Mid Cap Value Portfolio (Class A)	109,812,081	948,563	(18,633,795)	(766,180)	19,071,737	110,432,406
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	201,110,936	22,320,016	—	—	(4,775,115)	218,655,837

	$10,691,925,077	$1,120,057,941	$(1,174,613,706)	$221,273,893	$305,625,632	$11,164,268,837

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2021
AB International Bond Portfolio (Class A)	$461,142	$139,415	10,749,759
Baillie Gifford International Stock Portfolio (Class A)	45,692,396	4,441,510	32,380,998
BlackRock Bond Income Portfolio (Class A)	6,777,724	9,539,483	3,279,937
BlackRock Capital Appreciation Portfolio (Class A)	45,027,611	—	6,650,355
BlackRock High Yield Portfolio (Class A)	—	2,208,493	6,871,414
Brighthouse Small Cap Value Portfolio (Class A)	120,714	2,761,344	15,230,828

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2021
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	$—	$822,543	14,739,636
Brighthouse/Artisan International Portfolio (Class A)	2,436,236	2,342,535	31,563,534
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	577,861	253,693	101,274
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,127,617	3,820,641	17,047,829
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,544,841	11,005,877
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	34,679,996
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	25,884,288	7,088,643	14,340,755
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	39,055,276	3,435,705	23,014,622
Clarion Global Real Estate Portfolio (Class A)	—	8,505,613	21,274,041
Frontier Mid Cap Growth Portfolio (Class A)	7,401,647	—	1,359,695
Harris Oakmark International Portfolio (Class A)	—	4,432,303	35,707,558
Invesco Comstock Portfolio (Class A)	—	11,453,168	35,830,526
Invesco Global Equity Portfolio (Class A)	6,861,301	216,395	5,447,038
Invesco Small Cap Growth Portfolio (Class A)	42,759,715	—	14,558,868
Jennison Growth Portfolio (Class A)	109,928,712	—	27,304,145
JPMorgan Core Bond Portfolio (Class A)	—	2,698,920	10,445,454
JPMorgan Small Cap Value Portfolio (Class A)	4,115,357	1,899,396	8,628,011
Loomis Sayles Growth Portfolio (Class A)	15,553,792	1,019,921	32,605,094
Loomis Sayles Small Cap Growth Portfolio (Class A)	17,426,329	—	12,186,341
MFS Research International Portfolio (Class A)	12,414,259	4,043,502	24,780,584
MFS Value Portfolio (Class A)	6,559,053	9,982,734	36,962,567
Morgan Stanley Discovery Portfolio (Class A)	12,969,806	—	1,079,810
Neuberger Berman Genesis Portfolio (Class A)	1,777,180	21,296	1,139,414
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,537,707	14,925,165
PIMCO Total Return Portfolio (Class A)	13,375,553	6,450,808	28,046,620
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,426,778	13,100,511
T. Rowe Price Large Cap Growth Portfolio (Class A)	49,835,810	—	15,822,738
T. Rowe Price Large Cap Value Portfolio (Class A)	624,017	11,232,298	16,763,146
T. Rowe Price Mid Cap Growth Portfolio (Class A)	4,617,143	—	4,292,221
T. Rowe Price Small Cap Growth Portfolio (Class A)	20,152,068	67,489	7,541,786
TCW Core Fixed Income Portfolio (Class A)	13,597,357	5,275,775	29,041,641
Van Eck Global Natural Resources Portfolio (Class A)	—	4,017,525	27,832,942
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	948,566	7,647,674
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,088,482	16,125,062

	$517,129,964	$124,717,522

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$9,613,443,285

Gross unrealized appreciation	1,737,552,315
Gross unrealized depreciation	(186,726,763)

Net unrealized appreciation (depreciation)	$1,550,825,552

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$174,335,396	$176,829,938	$890,835,029	$1,015,879,246	$1,065,170,425	$1,192,709,184

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$183,733,967	$710,759,941	$1,245,199,920	$—	$2,139,693,828

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust I

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 10.38%, 10.20%, 10.30%, and 10.27%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 10.44%.

MARKET ENVIRONMENT / CONDITIONS

Stocks posted yet another period of strong performance continuing their historic rise from the pandemic lows. However, underneath the consistent upward trajectory, markets whipped back and forth between high-growth momentum stocks and their beaten-down counterparts as investors grappled with a rapidly changing economic outlook.

The year began on a somber note, marked by a surge in COVID-19 deaths, a disappointing vaccine rollout and an insurrection on the U.S. Capitol. But soon, investors saw reasons for hope. COVID-19 infection rates fell dramatically in the U.S. after peaking in mid-January, and vaccine rollout gained significant momentum, setting the stage for reopening the U.S. economy. Earnings growth far outpaced expectations and business confidence surged. Together these factors pointed to rapidly improving economic conditions. Investors responded by shifting money out of high-growth companies into beaten-down sectors such as Financials and Energy.

In May, investor sentiment began to shift from optimism over reopening to concerns of peak growth and inflation expectations along with fears about the new virus variants. The shift was triggered by a combination of disappointing payroll data, successful U.S. Federal Reserve (the “Fed”) messaging about the transitory nature of inflation and a weakening price momentum in certain commodities. The sentiment swing was cemented in June by a more hawkish-than-expected Fed outlook that appeared to favor a faster timeline for rate increases than previously anticipated. Collectively, these developments raised doubt about the sustainability of the current growth trend and led to a powerful rotation out of economically sensitive stocks back into high-growth companies. The yield curve flattened in the latter half of the period while the 10-year inflation breakeven (the difference between the yields on nominal bonds and Treasury Inflation-Protected Securities of the same maturity) retreated after peaking at 2.54% in mid-May, despite elevated Consumer Price Index levels.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Positive sector allocation and stock selection contributed equally to the Portfolio’s performance during the period. An overweight position in Consumer Discretionary (23% vs. 12%) and an underweight position in Consumer Staples (0% vs. 3%), the worst-performing sector in the benchmark, drove the allocation effect (+30 basis points). This was partially offset by the Portfolio’s lack of holdings in the leading Real Estate sector.

Stock selection (+30 basis points) was strongest in Financials and Communication Services, while Information Technology and Health Care were the primary detractors. SVB Financial Group extended its beat-and-raise streak on robust loan growth and favorable capital markets. The bank grew its assets by 90% from a year ago and increased its loan growth outlook as it gained share across all of its business lines. Private equity firm KKR & Co., Inc. outperformed on strong fundraising and strategic acquisition that improved its assets under management predictability. Brokerage and technology services provider LPL Financial Holdings reported its fastest organic growth in years. The firm has invested significantly in its platform; these investments make independent advisors more efficient, leading to increasing retention and asset growth. In Communication Services, the Portfolio’s digital media holdings IAC/InteractiveCorp. and Magnite benefited from a solid recovery in advertising. Both companies announced corporate actions to unlock shareholder value: IAC/InteractiveCorp. spun out Vimeo, its booming video creation and distribution business, while Magnite acquired SpotX, gaining critical scale in the fast-growing connected TV market. We sold Magnite due to the rapidly changing competitive landscape in programmatic advertising. Social media leader Twitter issued a bullish long-term outlook that exceeded analyst expectations and launched a new subscription service that expands its revenue sources.

Human resources software provider Paycom Software was the largest detractor in Information Technology on discouraging jobs data, which we believe should improve in the coming months. Expense management software provider Coupa Software experienced long sales cycles due to the extended work-from-home trend. Payment processor Global Payments was hampered by a delayed recovery in its card issuer business due to weak corporate travel. We added to the Portfolio’s position as the stock traded at a significant discount to the market and the company’s growth potential. In Health Care, nursing home services provider Amedisys was hurt by lower-than-expected occupancy in their hospice business. The company expects to improve enrollment soon as it ramps its sales capacity. Cancer screening providers Guardant Health and Exact Sciences trailed as cancer screening volume is taking longer to recover from the pandemic-induced drop in screening.

BHFTII-1

Brighthouse Funds Trust I

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

At period-end, the Portfolio was overweight Consumer Discretionary and Financials where we were identifying more companies with solid earnings growth potential and reasonable multiples, and it was underweight Information Technology due to high valuations.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	10.38	43.63	18.95	13.73
Class B	10.20	43.24	18.65	13.45
Class D	10.30	43.47	18.82	13.62
Class E	10.27	43.39	18.77	13.56
Russell Midcap Growth Index	10.44	43.77	20.53	15.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Caesars Entertainment, Inc.	4.4
Mattel, Inc.	3.6
Square, Inc. - Class A	3.4
SVB Financial Group	3.0
Cintas Corp.	2.2
Paycom Software, Inc.	2.0
Twilio, Inc. - Class A	2.0
Roku, Inc.	1.9
KKR & Co., Inc.	1.9
Global Payments, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	26.8
Consumer Discretionary	23.2
Health Care	20.9
Industrials	10.2
Financials	9.9
Communication Services	6.5
Materials	2.3

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.71%	$1,000.00	$1,103.80	$3.70
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B (a)	Actual	0.96%	$1,000.00	$1,102.00	$5.00
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

Class D (a)	Actual	0.81%	$1,000.00	$1,103.00	$4.22
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E (a)	Actual	0.86%	$1,000.00	$1,102.70	$4.48
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.5%
XPO Logistics, Inc. (a) (b)	49,309	$6,897,836

Airlines—0.6%
Azul S.A. (ADR) (a) (b)	358,028	9,451,939

Auto Components—0.6%
BorgWarner, Inc. (a)	174,067	8,449,212

Banks—3.0%
SVB Financial Group (b)	79,468	44,218,379

Biotechnology—5.3%
BioMarin Pharmaceutical, Inc. (a) (b)	70,241	5,860,909
Exact Sciences Corp. (a) (b)	122,647	15,246,249
Incyte Corp. (b)	110,409	9,288,709
Moderna, Inc. (a) (b)	92,304	21,689,594
Natera, Inc. (b)	101,967	11,576,314
Sarepta Therapeutics, Inc. (a) (b)	84,479	6,567,397
Seagen, Inc. (a) (b)	47,156	7,444,989

		77,674,161

Building Products—0.5%
Builders FirstSource, Inc. (b)	190,792	8,139,187

Capital Markets—5.2%
KKR & Co., Inc.	461,716	27,352,056
LPL Financial Holdings, Inc.	127,282	17,180,524
Moody’s Corp. (a)	26,532	9,614,401
MSCI, Inc.	42,924	22,881,926

		77,028,907

Chemicals—1.2%
FMC Corp. (a)	83,584	9,043,789
Sherwin-Williams Co. (The)	29,954	8,160,967

		17,204,756

Commercial Services & Supplies—3.8%
Cintas Corp. (a)	84,164	32,150,648
Stericycle, Inc. (b)	137,053	9,806,142
Waste Connections, Inc.	116,014	13,855,552

		55,812,342

Construction & Engineering—2.3%
MasTec, Inc. (a) (b)	148,146	15,718,291
Quanta Services, Inc. (a)	209,346	18,960,467

		34,678,758

Containers & Packaging—1.1%
Ball Corp.	207,594	16,819,266

Diversified Consumer Services—0.9%
Bright Horizons Family Solutions, Inc. (a) (b)	95,758	14,086,959

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp. - Class A	166,430	11,385,476

Entertainment—3.5%
Live Nation Entertainment, Inc. (a) (b)	274,933	24,081,381
Roku, Inc. (a) (b)	60,511	27,789,677

		51,871,058

Health Care Equipment & Supplies—9.5%
Alcon, Inc.	127,871	8,984,216
Align Technology, Inc. (a) (b)	34,546	21,107,606
Cooper Cos., Inc. (The)	13,496	5,348,060
DexCom, Inc. (b)	32,035	13,678,945
Edwards Lifesciences Corp. (b)	72,789	7,538,757
Hologic, Inc. (b)	117,649	7,849,541
IDEXX Laboratories, Inc. (b)	31,647	19,986,663
Insulet Corp. (b)	58,749	16,127,188
Novocure, Ltd. (b)	44,290	9,824,408
ResMed, Inc. (a)	22,899	5,645,062
STERIS plc	57,544	11,871,327
Teleflex, Inc.	28,618	11,498,426

		139,460,199

Health Care Providers & Services—3.3%
Amedisys, Inc. (b)	41,533	10,172,678
Guardant Health, Inc. (a) (b)	69,712	8,657,533
Humana, Inc.	15,649	6,928,125
Molina Healthcare, Inc. (b)	35,838	9,069,164
Signify Health, Inc. - Class A (a) (b)	446,980	13,601,602

		48,429,102

Health Care Technology—0.5%
Veeva Systems, Inc. - Class A (a) (b)	23,522	7,314,166

Hotels, Restaurants & Leisure—8.8%
Caesars Entertainment, Inc. (b)	629,912	65,353,370
Chipotle Mexican Grill, Inc. (b)	13,385	20,751,301
Darden Restaurants, Inc.	100,138	14,619,147
Domino’s Pizza, Inc.	18,473	8,617,470
Planet Fitness, Inc. - Class A (b)	280,910	21,138,477

		130,479,765

Insurance—1.7%
Aon plc - Class A (a)	102,668	24,513,012

Interactive Media & Services—3.0%
IAC/InterActiveCorp. (b)	137,333	21,172,629
Twitter, Inc. (b)	176,709	12,159,346
Vimeo, Inc. (b)	222,960	10,925,040

		44,257,015

IT Services—10.9%
Dlocal, Ltd. (b)	137,904	7,244,097
Genpact, Ltd.	241,943	10,991,471
Global Payments, Inc.	144,689	27,134,975
MongoDB, Inc. (a) (b)	54,578	19,731,039
Okta, Inc. (a) (b)	70,252	17,189,259
Square, Inc. - Class A (b)	205,164	50,018,983
Twilio, Inc. - Class A (b)	73,475	28,960,906

		161,270,730

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—3.6%
Mattel, Inc. (a) (b)	2,612,562	$52,512,496

Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc.	125,384	18,533,009
Illumina, Inc. (b)	18,912	8,949,348

		27,482,357

Multiline Retail—0.5%
Dollar General Corp.	33,604	7,271,570

Pharmaceuticals—0.5%
Horizon Therapeutics plc (b)	83,770	7,844,223

Professional Services—1.7%
Booz Allen Hamilton Holding Corp.	91,658	7,807,428
KBR, Inc. (a)	213,026	8,126,942
Leidos Holdings, Inc.	84,171	8,509,688

		24,444,058

Road & Rail—0.8%
Knight-Swift Transportation Holdings, Inc.	249,273	11,331,951

Semiconductors & Semiconductor Equipment—7.1%
Advanced Micro Devices, Inc. (b)	144,896	13,610,081
Cree, Inc. (a) (b)	136,046	13,322,985
KLA Corp.	32,452	10,521,263
Lam Research Corp.	40,261	26,197,833
Marvell Technology, Inc.	263,255	15,355,664
Microchip Technology, Inc. (a)	171,459	25,674,270

		104,682,096

Software—8.0%
Atlassian Corp. plc - Class A (b)	27,269	7,004,315
Autodesk, Inc. (b)	35,846	10,463,447
Coupa Software, Inc. (a) (b)	69,126	18,118,616
Five9, Inc. (a) (b)	79,359	14,553,647
HubSpot, Inc. (a) (b)	13,912	8,106,801
Palo Alto Networks, Inc. (b)	54,009	20,040,039
Paycom Software, Inc. (b)	82,835	30,108,038
Workday, Inc. - Class A (b)	40,866	9,756,349

		118,151,252

Specialty Retail—7.2%
Advance Auto Parts, Inc.	116,490	23,896,758
Burlington Stores, Inc. (b)	48,833	15,723,738
Carvana Co. (a) (b)	31,885	9,623,531
Floor & Decor Holdings, Inc. - Class A (a) (b)	172,701	18,254,496
Leslie’s, Inc. (b)	376,984	10,363,290
O’Reilly Automotive, Inc. (b)	21,259	12,037,058
Ross Stores, Inc.	135,601	16,814,524

		106,713,395

Textiles, Apparel & Luxury Goods—1.5%
lululemon athletica, Inc. (b)	61,163	22,322,660

Total Common Stocks (Cost $1,070,059,907)		1,472,198,283

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $5,515,579; collateralized by U.S. Treasury Note at 2.500%, maturing 01/31/25, with a market value of $5,625,986.	5,515,579	5,515,579

Total Short-Term Investments (Cost $5,515,579)		5,515,579

Securities Lending Reinvestments (c)—13.9%

Certificates of Deposit—3.3%
Agricultural Bank of China 0.100%, 07/01/21	400,000	400,000
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	2,000,000	2,000,025
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	4,998,339	4,998,650
MUFG Bank Ltd. 0.170%, 07/22/21	1,000,000	1,000,030
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	4,000,000	4,000,016
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	2,000,000	2,000,354
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (d)	5,000,000	4,999,990
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	999,323	999,850
Zero Coupon, 09/14/21	4,997,357	4,998,500
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 10/15/21	1,999,119	1,999,160
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (d)	2,000,000	2,000,040
0.220%, 3M LIBOR + 0.070%, 11/19/21 (d)	1,000,000	1,000,242
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (d)	3,000,000	2,999,734

		48,394,541

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (d)	2,000,000	$2,000,812

Repurchase Agreements—6.9%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $4,500,025; collateralized by various Common Stock with an aggregate market value of $5,000,383.	4,500,000	4,500,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,556,673.	5,000,000	5,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,509,330; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $2,559,513.	2,509,326	2,509,326
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $6,002,508; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $6,589,365.	6,000,000	6,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $3,400,016; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $3,468,003.	3,400,000	3,400,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $19,900,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $20,306,179.	19,900,000	19,900,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $2,002,667; collateralized by various Common Stock with an aggregate market value of $2,200,033.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $21,000,858; collateralized by various Common Stock with an aggregate market value of $23,333,470.	21,000,000	21,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,200,105; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,444,445.	2,200,000	2,200,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,111,307.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $29,300,147; collateralized by various Common Stock with an aggregate market value of $32,556,234.	29,300,000	29,300,000

		101,809,326

Time Deposits—2.6%
ABN AMRO Bank NV 0.080%, 07/01/21	9,000,000	9,000,000
DZ Bank AG 0.040%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,400,000	1,400,000
0.130%, 07/01/21	8,000,000	8,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	5,000,000	5,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		38,400,000

Mutual Funds—1.0%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		15,000,000

Total Securities Lending Reinvestments (Cost $205,603,804)		205,604,679

Total Investments—114.1% (Cost $1,281,179,290)		1,683,318,541
Other assets and liabilities (net)—(14.1)%		(208,505,906)

Net Assets—100.0%		$1,474,812,635

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $196,383,129 and the collateral received consisted of cash in the amount of $205,600,965. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,472,198,283	$—	$—	$1,472,198,283
Total Short-Term Investment*	—	5,515,579	—	5,515,579
Securities Lending Reinvestments
Certificates of Deposit	—	48,394,541	—	48,394,541
Commercial Paper	—	2,000,812	—	2,000,812
Repurchase Agreements	—	101,809,326	—	101,809,326
Time Deposits	—	38,400,000	—	38,400,000
Mutual Funds	15,000,000	—	—	15,000,000
Total Securities Lending Reinvestments	15,000,000	190,604,679	—	205,604,679
Total Investments	$1,487,198,283	$196,120,258	$—	$1,683,318,541

Collateral for Securities Loaned (Liability)	$—	$(205,600,965)	$—	$(205,600,965)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,683,318,541
Receivable for:
Investments sold	3,530,588
Fund shares sold	1,453
Dividends	297,712

Total Assets	1,687,148,294

Liabilities
Collateral for securities loaned	205,600,965
Payables for:
Investments purchased	4,860,140
Fund shares redeemed	640,551
Accrued Expenses:
Management fees	809,461
Distribution and service fees	48,866
Deferred trustees’ fees	196,133
Other expenses	179,543

Total Liabilities	212,335,659

Net Assets	$1,474,812,635

Net Assets Consist of:
Paid in surplus	$893,722,815
Distributable earnings (Accumulated losses)	581,089,820

Net Assets	$1,474,812,635

Net Assets
Class A	$1,162,670,656
Class B	195,443,471
Class D	105,087,590
Class E	11,610,918
Capital Shares Outstanding*
Class A	27,618,398
Class B	5,570,650
Class D	2,591,968
Class E	289,537
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$42.10
Class B	35.08
Class D	40.54
Class E	40.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,281,179,290.
(b)	Includes securities loaned at value of $196,383,129.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$2,212,159
Securities lending income	115,814

Total investment income	2,327,973

Expenses
Management fees	5,010,209
Administration fees	30,198
Custodian and accounting fees	46,817
Distribution and service fees—Class B	235,988
Distribution and service fees—Class D	50,733
Distribution and service fees—Class E	8,558
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	46,035
Insurance	4,667
Miscellaneous	7,318

Total expenses	5,514,182
Less management fee waiver	(123,972)
Less broker commission recapture	(24,098)

Net expenses	5,366,112

Net Investment Loss	(3,038,139)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	184,762,109
Foreign currency transactions	(16)

Net realized gain (loss)	184,762,093

Net change in unrealized depreciation on investments	(39,326,481)

Net realized and unrealized gain (loss)	145,435,612

Net Increase (Decrease) in Net Assets From Operations	$142,397,473

(a)	Net of foreign withholding taxes of $9,216.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,038,139)	$(1,717,616)
Net realized gain (loss)	184,762,093	193,780,319
Net change in unrealized appreciation (depreciation)	(39,326,481)	158,426,733

Increase (decrease) in net assets from operations	142,397,473	350,489,436

From Distributions to Shareholders
Class A	(150,697,781)	(102,347,531)
Class B	(29,457,904)	(20,193,651)
Class D	(14,173,486)	(9,210,470)
Class E	(1,562,610)	(1,084,382)

Total distributions	(195,891,781)	(132,836,034)

Increase (decrease) in net assets from capital share transactions	114,552,842	(19,817,558)

Total increase (decrease) in net assets	61,058,534	197,835,844

Net Assets
Beginning of period	1,413,754,101	1,215,918,257

End of period	$1,474,812,635	$1,413,754,101

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	90,936	$4,160,409	212,974	$6,980,696
Reinvestments	3,713,597	150,697,781	3,109,922	102,347,531
Redemptions	(1,490,653)	(67,924,728)	(3,370,737)	(124,941,966)

Net increase (decrease)	2,313,880	$86,933,462	(47,841)	$(15,613,739)

Class B
Sales	223,831	$8,644,044	427,377	$13,182,106
Reinvestments	871,020	29,457,904	715,326	20,193,651
Redemptions	(522,538)	(20,524,327)	(1,134,466)	(36,500,905)

Net increase (decrease)	572,313	$17,577,621	8,237	$(3,125,148)

Class D
Sales	237,371	$10,518,295	76,439	$2,677,165
Reinvestments	362,679	14,173,486	288,820	9,210,470
Redemptions	(348,871)	(15,271,289)	(357,770)	(12,690,357)

Net increase (decrease)	251,179	$9,420,492	7,489	$(802,722)

Class E
Sales	5,307	$227,434	23,803	$834,980
Reinvestments	40,419	1,562,610	34,305	1,084,382
Redemptions	(26,604)	(1,168,777)	(62,942)	(2,195,311)

Net increase (decrease)	19,122	$621,267	(4,834)	$(275,949)

Increase (decrease) derived from capital shares transactions		$114,552,842		$(19,817,558)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$44.02		$37.70	$32.45	$38.43	$31.41	$33.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)		(0.04)	(0.01)	(0.03)	(0.02)	(0.00	)(b)(c)
Net realized and unrealized gain (loss)	4.43		10.57	10.30	(1.60)	7.88	1.63

Total income (loss) from investment operations	4.34		10.53	10.29	(1.63)	7.86	1.63

Less Distributions
Distributions from net realized capital gains	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$42.10		$44.02	$37.70	$32.45	$38.43	$31.41

Total Return (%) (d)	10.38	(e)	31.70	33.13	(5.64)	25.26	5.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(f)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (g)	0.71	(f)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.38	)(f)	(0.10)	(0.02)	(0.08)	(0.06)	(0.00	)(b)(h)
Portfolio turnover rate (%)	35	(e)	64	60	44	31	40
Net assets, end of period (in millions)	$1,162.7		$1,114.0	$955.7	$799.0	$949.7	$863.5

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.72		$32.99	$28.97	$34.83	$28.61	$31.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)		(0.11)	(0.09)	(0.11)	(0.10)	(0.07	)(b)
Net realized and unrealized gain (loss)	3.74		9.05	9.15	(1.40)	7.16	1.49

Total income (loss) from investment operations	3.62		8.94	9.06	(1.51)	7.06	1.42

Less Distributions
Distributions from net realized capital gains	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$35.08		$37.72	$32.99	$28.97	$34.83	$28.61

Total Return (%) (d)	10.20	(e)	31.38	32.84	(5.90)	24.93	5.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(f)	1.00	1.00	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (g)	0.96	(f)	0.98	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.63	)(f)	(0.35)	(0.27)	(0.33)	(0.31)	(0.25	)(b)
Portfolio turnover rate (%)	35	(e)	64	60	44	31	40
Net assets, end of period (in millions)	$195.4		$188.5	$164.6	$144.9	$181.9	$167.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$42.64		$36.68	$31.71	$37.69	$30.85	$33.20

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.11)		(0.07)	(0.04)	(0.06)	(0.06)	(0.03	)(b)
Net realized and unrealized gain (loss)	4.27		10.24	10.05	(1.57)	7.74	1.60

Total income (loss) from investment operations	4.16		10.17	10.01	(1.63)	7.68	1.57

Less Distributions
Distributions from net realized capital gains	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$40.54		$42.64	$36.68	$31.71	$37.69	$30.85

Total Return (%) (d)	10.30	(e)	31.59	33.01	(5.76)	25.14	5.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(f)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (g)	0.81	(f)	0.83	0.83	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.48	)(f)	(0.20)	(0.12)	(0.18)	(0.16)	(0.10	)(b)
Portfolio turnover rate (%)	35	(e)	64	60	44	31	40
Net assets, end of period (in millions)	$105.1		$99.8	$85.6	$74.2	$89.6	$82.3

	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$42.25		$36.40	$31.52	$37.50	$30.71	$33.08

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)		(0.09)	(0.06)	(0.08)	(0.07)	(0.05	)(b)
Net realized and unrealized gain (loss)	4.23		10.15	9.98	(1.55)	7.70	1.60

Total income (loss) from investment operations	4.11		10.06	9.92	(1.63)	7.63	1.55

Less Distributions
Distributions from net realized capital gains	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Total distributions	(6.26)		(4.21)	(5.04)	(4.35)	(0.84)	(3.92)

Net Asset Value, End of Period	$40.10		$42.25	$36.40	$31.52	$37.50	$30.71

Total Return (%) (d)	10.27	(e)	31.53	32.92	(5.79)	25.09	5.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(f)	0.90	0.90	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (g)	0.86	(f)	0.88	0.88	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.53	)(f)	(0.25)	(0.17)	(0.23)	(0.21)	(0.15	)(b)
Portfolio turnover rate (%)	35	(e)	64	60	44	31	40
Net assets, end of period (in millions)	$11.6		$11.4	$10.0	$8.3	$10.4	$9.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $5,515,579. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $101,809,326. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$494,212,151	$0	$557,247,105

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average daily net assets
$5,010,209	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1billion and less than $1.15 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,283,601,253

Gross unrealized appreciation	409,467,168
Gross unrealized depreciation	(9,749,880)

Net unrealized appreciation (depreciation)	$399,717,288

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$5,968,761	$132,836,034	$147,261,207	$132,836,034	$153,229,968

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$195,727,775	$439,043,769	$—	$634,771,544

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust I

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Jennison Growth Portfolio returned 9.81%, 9.72%, and 9.77%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 12.99%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2020 was broadly marked by a shift from investor fear to optimism as COVID-19 vaccines were distributed and economies reopened. In the first quarter, investors focused on areas of the market that were most exposed to a recovery. U.S. bond yields (represented by the benchmark 10-year U.S. Treasury) and commodities rose as investors anticipated stronger growth, and shares of secular growth companies weakened after their gains in 2020. In the second quarter, however, bond yields fell and U.S. growth stocks rebounded, led by companies in the Information Technology and Communication Services sectors.

June marked a turning point in the U.S. economic reopening and reflation outlook. Market conjecture about the timing of peak U.S. growth and inflation coincided with a change in tone by the Federal Reserve. The U.S. central bank hinted at a potential reduction in its asset purchase program, with a nod to inflation markers—such as commodities and wages—that had weighed on markets since the beginning of the year. At the same time, prices of several key commodities declined from their peaks earlier in the year, helping to somewhat calm inflation fears. U.S. bond yields fell, and U.S. and global equities rallied on the improving sentiment, with many indices closing out the first half of 2021 at or near record highs.

Every sector in the Russell 1000 Growth Index rose in the first half of 2021. Communication Services, Information Technology, Real Estate, Energy and Financials outperformed the benchmark. Consumer Discretionary, Industrials and Health Care were among the underperforming sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio generated strong positive returns in the first half of 2021 but lagged the Russell 1000 Growth Index as some stocks, notably in the Communications Services and Industrials sectors, underperformed.

In Information Technology, RingCentral, a cloud-based communication system, and Coupa Software, a cloud-based spend-management software developer, detracted from relative returns as investors favored larger technology companies. ServiceNow, which uses the cloud to help companies consolidate their business processes and IT functions, reached valuations that made it less compelling to us than other opportunities. We exited RingCentral, Coupa Software, and ServiceNow during the reporting period.

Shares of Peloton Interactive declined over signs of slowing hardware sales in the face of high expectations as lockdowns eased. We were also concerned by the company’s response to tragic events involving its treadmills, potentially putting its brand reputation at near-term risk. We sold our Peloton position out of the Portfolio.

In Communication Services, music streaming company Spotify traded lower as new subscriber growth slightly disappointed the market. We believe that new active users, while an important measure of long-term success, can tend to be overemphasized in the short term. Spotify should continue to grow its active monthly user and premium user bases over the next several years. Shares of Netflix declined because its subscription growth in 2020 set up challenging year-over-year comparisons in 2021. This was not overly surprising to us and our conviction in Netflix remains strong. In fact, given its still-low global penetration and the accelerating shift away from linear television, we believe Netflix has significant room for growth.

Farfetch, a global online marketplace for luxury goods, originally attracted us because we thought it could accelerate market share gains due to its scale and a deepening competitive moat. We believe, however, that the company will have to continue to invest at a significant rate that will delay its move into positive cash flow and profitability. We exited the position during the first half of 2021.

A source of growth for the Portfolio in the first half of 2021 came from the digital transformation of the economy, notably the pivot to e-commerce and cloud-based data storage and applications. Many of the Portfolio’s top contributors benefited from these themes, as was reflected in their strong results in the first half of 2021.

Semiconductor maker Nvidia is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high value-added solutions. It generated high-margin revenue growth as its largest customers have implemented robust spending to meet demand for cloud storage. Other positive results came from the firm’s large gaming sector business and a growing automotive pipeline.

Alphabet was another outperformer. It benefited from rising demand for its enterprise cloud solutions suite, and it continues to grow revenue through advertising solutions on its globally dominant platforms: Search, YouTube, and Maps. Microsoft’s solid performance continued on the heels of its first quarter earnings report, helped by a 48% increase in revenue from Azure, its cloud business. Azure hosts Microsoft software, as well as hundreds of cloud-native applications created by Microsoft customers or third parties. The Microsoft Teams platform now has 145 million daily average users.

Facebook was buoyed by growth in digital advertising and the increasing number of total active daily users across its platforms. With Instagram Shops, Facebook Marketplace, and WhatsApp Pay, we believe Facebook enjoys broad growth opportunities in e-commerce. A recent court ruling dismissed two monopoly lawsuits filed by the U.S. government and a coalition of states seeking to break up the company, providing some relief from U.S. regulators.

BHFTII-1

Brighthouse Funds Trust I

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Shopify shares rose alongside growing demand for its website development, hosting services, and broadening suite of merchant solutions. It is increasingly becoming the provider of choice for companies of all sizes that seek a robust e-commerce presence. We believe Shopify is positioned to benefit from the creation of more than four million new businesses last year, many of which have just started their e-commerce presence.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over the short and longer term, projecting how we believe markets, industries, and businesses will change over time. We rely on this research to build the Portfolio through individual stock selection, based on individual company fundamentals. Sector allocation year to date was largely stable, with weights in Communication Services increasing modestly, and allocations to Consumer Discretionary, Health Care, and Information Technology decreasing. As of June 30, 2021, the Portfolio was overweight Consumer Discretionary and Communication Services, and underweight Health Care, Consumer Staples, Industrials, and Financials relative to the Russell 1000 Growth Index.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Blair Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	9.81	42.90	27.61	18.87
Class B	9.72	42.58	27.30	18.57
Class E	9.77	42.71	27.42	18.70
Russell 1000 Growth Index	12.99	42.50	23.66	17.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.0
Tesla, Inc.	5.8
Apple, Inc.	5.1
Shopify, Inc.- Class A	4.7
Microsoft Corp.	4.6
NVIDIA Corp.	4.4
Facebook, Inc.- Class A	4.2
Netflix, Inc.	3.1
Adobe, Inc.	3.0
Visa, Inc.- A Shares	2.9

Top Sectors

% of Net Assets
Information Technology	42.7
Consumer Discretionary	26.6
Communication Services	17.8
Health Care	4.4
Industrials	4.0
Consumer Staples	3.8
Financials	0.6

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.53%	$1,000.00	$1,098.10	$2.76
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class B (a)	Actual	0.78%	$1,000.00	$1,097.20	$4.06
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class E (a)	Actual	0.68%	$1,000.00	$1,097.70	$3.54
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Safran S.A.	272,187	$37,764,416

Automobiles—5.8%
Tesla, Inc. (a) (b)	297,083	201,927,315

Capital Markets—0.6%
Goldman Sachs Group, Inc. (The)	51,596	19,582,230

Entertainment—4.6%
Netflix, Inc. (a)	203,210	107,337,554
ROBLOX Corp. - Class A (a) (b)	172,219	15,496,265
Spotify Technology S.A. (a)	143,308	39,494,252

		162,328,071

Food & Staples Retailing—1.8%
Costco Wholesale Corp.	160,033	63,320,257

Health Care Equipment & Supplies—3.2%
Danaher Corp.	178,082	47,790,085
DexCom, Inc. (a) (b)	70,135	29,947,645
Intuitive Surgical, Inc. (a)	38,106	35,043,802

		112,781,532

Hotels, Restaurants & Leisure—2.6%
Airbnb, Inc. - Class A (a) (b)	266,901	40,873,219
Chipotle Mexican Grill, Inc. (a)	33,146	51,387,570

		92,260,789

Interactive Media & Services—13.1%
Alphabet, Inc. - Class A (a)	37,189	90,807,728
Alphabet, Inc. - Class C (a)	37,292	93,465,685
Facebook, Inc. - Class A (a)	423,034	147,093,152
Match Group, Inc. (a) (b)	416,594	67,175,783
Snap, Inc. - Class A (a) (b)	884,561	60,273,987

		458,816,335

Internet & Direct Marketing Retail—7.8%
Amazon.com, Inc. (a)	71,278	245,207,724
MercadoLibre, Inc. (a)	17,316	26,974,692

		272,182,416

IT Services—18.4%
Adyen NV (a)	27,436	67,051,451
MasterCard, Inc. - Class A	177,182	64,687,376
Okta, Inc. (a) (b)	39,878	9,757,349
PayPal Holdings, Inc. (a)	338,133	98,559,007
Shopify, Inc. - Class A (a)	112,667	164,604,234
Snowflake, Inc. - Class A (a)	69,978	16,920,680
Square, Inc. - Class A (a)	198,188	48,318,235
Twilio, Inc. - Class A (a)	188,299	74,219,934
Visa, Inc. - A Shares (b)	430,337	100,621,397

		644,739,663

Multiline Retail—1.4%
Target Corp.	199,149	$48,142,279

Personal Products—2.0%
Estee Lauder Cos., Inc. (The) - Class A	218,593	69,530,061

Pharmaceuticals—1.2%
Eli Lilly and Co.	184,954	42,450,642

Road & Rail—2.9%
Uber Technologies, Inc. (a)	1,358,960	68,111,075
Union Pacific Corp.	147,853	32,517,311

		100,628,386

Semiconductors & Semiconductor Equipment—4.4%
NVIDIA Corp.	190,338	152,289,434

Software—14.9%
Adobe, Inc. (a)	179,962	105,392,946
Atlassian Corp. plc - Class A (a)	129,629	33,296,505
Crowdstrike Holdings, Inc. - Class A (a) (b)	234,316	58,885,954
DocuSign, Inc. (a)	94,663	26,464,935
Microsoft Corp.	599,036	162,278,852
Salesforce.com, Inc. (a)	228,937	55,922,441
Trade Desk, Inc. (The) - Class A (a) (b)	424,529	32,841,564
Workday, Inc. - Class A (a) (b)	189,634	45,273,221

		520,356,418

Specialty Retail—2.4%
Carvana Co. (a) (b)	120,345	36,322,528
TJX Cos., Inc. (The)	709,737	47,850,468

		84,172,996

Technology Hardware, Storage & Peripherals—5.1%
Apple, Inc.	1,291,012	176,817,004

Textiles, Apparel & Luxury Goods—6.6%
Kering S.A.	44,076	38,569,613
lululemon athletica, Inc. (a)	165,558	60,423,703
LVMH Moet Hennessy Louis Vuitton SE	95,233	74,773,801
NIKE, Inc. - Class B	379,051	58,559,589

		232,326,706

Total Common Stocks (Cost $1,593,840,626)		3,492,416,950

Securities Lending Reinvestments (c)—4.8%

Certificates of Deposit—2.1%
Agricultural Bank of China
0.100%, 07/01/21	1,400,000	1,399,998
Bank of Montreal
Zero Coupon, 09/20/21	4,997,418	4,998,400
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	2,000,000	2,000,025

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Barclays Bank plc
0.100%, 09/09/21	9,000,000	$8,999,289
Credit Industriel et Commercial
Zero Coupon, 10/12/21	3,998,224	3,998,360
Industrial & Commercial Bank of China Ltd.
0.110%, 07/22/21	8,000,000	7,999,656
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	4,998,339	4,998,650
Mizuho Bank, Ltd.
0.200%, 09/14/21	10,000,000	10,001,260
MUFG Bank Ltd.
0.170%, 07/22/21	2,000,000	2,000,060
Oversea-Chinese Banking Corp., Ltd.
0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	4,000,000	4,000,016
Royal Bank of Canada New York
0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	3,000,000	3,000,531
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (d)	5,000,000	4,999,990
0.158%, 3M LIBOR + 0.030%, 09/10/21 (d)	4,000,000	4,000,096
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 09/14/21	4,997,357	4,998,500
Sumitomo Mitsui Trust Bank (London)
Zero Coupon, 10/15/21	999,560	999,580
Svenska Handelsbanken AB
0.145%, 3M LIBOR + 0.020%, 09/17/21 (d)	2,000,000	2,000,040
0.220%, 3M LIBOR + 0.070%, 11/19/21 (d)	2,000,000	2,000,484

		73,394,775

Repurchase Agreements—2.6%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $7,200,040; collateralized by various Common Stock with an aggregate market value of $8,000,613.	7,200,000	7,200,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $1,372,905; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $1,400,361.	1,372,903	1,372,903
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $8,003,344; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $8,785,820.	8,000,000	8,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $7,696,694.	7,000,000	7,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $4,000,019; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $4,080,003.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $23,500,065; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $23,979,659.	23,500,000	23,500,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $2,002,667; collateralized by various Common Stock with an aggregate market value of $2,200,033.	2,000,000	2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $11,111,115.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $3,200,152; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,555,557.	3,200,000	3,200,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $3,500,177; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,889,576.	3,500,000	3,500,000
Royal Bank of Canada Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,555,611.	5,000,000	5,000,000

		89,772,903

Time Deposit—0.1%
National Bank of Canada
0.130%, OBFR + 0.050%, 07/07/21 (d)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $168,166,155)		168,167,678

Total Investments— 104.7% (Cost $1,762,006,781)		3,660,584,628
Other assets and liabilities (net)—(4.7)%		(162,962,731)

Net Assets—100.0%		$3,497,621,897

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $163,328,177 and the collateral received consisted of cash in the amount of $168,163,367. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$37,764,416	$—	$37,764,416
Automobiles	201,927,315	—	—	201,927,315
Capital Markets	19,582,230	—	—	19,582,230
Entertainment	162,328,071	—	—	162,328,071
Food & Staples Retailing	63,320,257	—	—	63,320,257
Health Care Equipment & Supplies	112,781,532	—	—	112,781,532
Hotels, Restaurants & Leisure	92,260,789	—	—	92,260,789
Interactive Media & Services	458,816,335	—	—	458,816,335
Internet & Direct Marketing Retail	272,182,416	—	—	272,182,416
IT Services	577,688,212	67,051,451	—	644,739,663
Multiline Retail	48,142,279	—	—	48,142,279
Personal Products	69,530,061	—	—	69,530,061
Pharmaceuticals	42,450,642	—	—	42,450,642
Road & Rail	100,628,386	—	—	100,628,386
Semiconductors & Semiconductor Equipment	152,289,434	—	—	152,289,434
Software	520,356,418	—	—	520,356,418
Specialty Retail	84,172,996	—	—	84,172,996
Technology Hardware, Storage & Peripherals	176,817,004	—	—	176,817,004
Textiles, Apparel & Luxury Goods	118,983,292	113,343,414	—	232,326,706
Total Common Stocks	3,274,257,669	218,159,281	—	3,492,416,950
Total Securities Lending Reinvestments*	—	168,167,678	—	168,167,678
Total Investments	$3,274,257,669	$386,326,959	$—	$3,660,584,628

Collateral for Securities Loaned (Liability)	$—	$(168,163,367)	$—	$(168,163,367)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,660,584,628
Receivable for:
Investments sold	30,390,173
Fund shares sold	62,841
Dividends	512,993

Total Assets	3,691,550,635
Liabilities
Due to custodian	11,426,961
Collateral for securities loaned	168,163,367
Payables for:
Investments purchased	8,634,818
Fund shares redeemed	3,555,083
Accrued Expenses:
Management fees	1,402,548
Distribution and service fees	256,156
Deferred trustees’ fees	216,617
Other expenses	273,188

Total Liabilities	193,928,738

Net Assets	$3,497,621,897

Net Assets Consist of:
Paid in surplus	$1,353,070,947
Distributable earnings (Accumulated losses)	2,144,550,950

Net Assets	$3,497,621,897

Net Assets
Class A	$2,180,861,936
Class B	1,296,895,610
Class E	19,864,351
Capital Shares Outstanding*
Class A	111,629,603
Class B	68,508,200
Class E	1,030,250
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.54
Class B	18.93
Class E	19.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,762,006,781.
(b)	Includes securities loaned at value of $163,328,177.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,586,126
Securities lending income	201,656

Total investment income	4,787,782
Expenses
Management fees	9,780,295
Administration fees	59,879
Custodian and accounting fees	88,292
Distribution and service fees—Class B	1,512,981
Distribution and service fees—Class E	14,615
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	46,965
Insurance	11,803
Miscellaneous	11,419

Total expenses	11,599,908
Less management fee waiver	(1,325,214)
Less broker commission recapture	(22,409)

Net expenses	10,252,285

Net Investment Loss	(5,464,503)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	253,774,234
Foreign currency transactions	30,961

Net realized gain (loss)	253,805,195

Net change in unrealized appreciation (depreciation) on:
Investments	69,626,455
Foreign currency transactions	(14,041)

Net change in unrealized appreciation (depreciation)	69,612,414

Net realized and unrealized gain (loss)	323,417,609

Net Increase (Decrease) in Net Assets From Operations	$317,953,106

(a)	Net of foreign withholding taxes of $190,461.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(5,464,503)	$(3,694,272)
Net realized gain (loss)	253,805,195	718,652,404
Net change in unrealized appreciation (depreciation)	69,612,414	632,906,173

Increase (decrease) in net assets from operations	317,953,106	1,347,864,305

From Distributions to Shareholders
Class A	(445,542,496)	(212,633,581)
Class B	(269,720,419)	(114,849,903)
Class E	(4,090,038)	(1,810,665)

Total distributions	(719,352,953)	(329,294,149)

Increase (decrease) in net assets from capital share transactions	517,535,264	(437,698,747)

Total increase (decrease) in net assets	116,135,417	580,871,409

Net Assets
Beginning of period	3,381,486,480	2,800,615,071

End of period	$3,497,621,897	$3,381,486,480

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,725,674	$38,649,752	5,069,702	$92,410,368
Reinvestments	24,174,851	445,542,496	12,801,540	212,633,581
Redemptions	(8,592,465)	(191,714,877)	(37,840,271)	(689,327,096)

Net increase (decrease)	17,308,060	$292,477,371	(19,969,029)	$(384,283,147)

Class B
Sales	3,211,610	$70,323,233	6,929,764	$123,551,164
Reinvestments	15,101,927	269,720,419	7,072,038	114,849,903
Redemptions	(5,321,106)	(116,619,209)	(16,165,100)	(292,139,602)

Net increase (decrease)	12,992,431	$223,424,443	(2,163,298)	$(53,738,535)

Class E
Sales	65,971	$1,487,422	275,036	$5,025,166
Reinvestments	224,851	4,090,038	110,004	1,810,665
Redemptions	(178,155)	(3,944,010)	(356,599)	(6,512,896)

Net increase (decrease)	112,667	$1,633,450	28,441	$322,935

Increase (decrease) derived from capital shares transactions		$517,535,264		$(437,698,747)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.63		$16.32	$14.50	$16.85	$13.25	$15.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.01)	0.04	0.07	0.06	0.05
Net realized and unrealized gain (loss)	1.95		8.49	4.38	0.35	4.71	(0.16)

Total income (loss) from investment operations	1.92		8.48	4.42	0.42	4.77	(0.11)

Less Distributions
Distributions from net investment income	0.00		(0.04)	(0.08)	(0.06)	(0.05)	(0.04)
Distributions from net realized capital gains	(5.01)		(2.13)	(2.52)	(2.71)	(1.12)	(1.90)

Total distributions	(5.01)		(2.17)	(2.60)	(2.77)	(1.17)	(1.94)

Net Asset Value, End of Period	$19.54		$22.63	$16.32	$14.50	$16.85	$13.25

Total Return (%) (b)	9.81	(c)	56.80	32.83	0.35	37.32	0.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.62	0.62	0.62	0.62	0.62
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.54	0.54	0.54	0.54	0.55
Ratio of net investment income (loss) to average net assets (%)	(0.24	)(d)	(0.04)	0.25	0.44	0.36	0.35
Portfolio turnover rate (%)	14	(c)	34	25	26	35	25
Net assets, end of period (in millions)	$2,180.9		$2,134.3	$1,864.7	$1,625.6	$1,986.1	$1,786.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.09		$15.98	$14.24	$16.59	$13.06	$15.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.05)	0.00 (f)	0.03	0.02	0.01
Net realized and unrealized gain (loss)	1.90		8.29	4.29	0.35	4.64	(0.16)

Total income (loss) from investment operations	1.85		8.24	4.29	0.38	4.66	(0.15)

Less Distributions
Distributions from net investment income	0.00		0.00 (g)	(0.03)	(0.02)	(0.01)	(0.00	)(g)
Distributions from net realized capital gains	(5.01)		(2.13)	(2.52)	(2.71)	(1.12)	(1.90)

Total distributions	(5.01)		(2.13)	(2.55)	(2.73)	(1.13)	(1.90)

Net Asset Value, End of Period	$18.93		$22.09	$15.98	$14.24	$16.59	$13.06

Total Return (%) (b)	9.72	(c)	56.37	32.49	0.11	36.99	(0.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.87	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (e)	0.78	(d)	0.79	0.79	0.79	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.49	)(d)	(0.29)	0.00 (h)	0.19	0.11	0.10
Portfolio turnover rate (%)	14	(c)	34	25	26	35	25
Net assets, end of period (in millions)	$1,296.9		$1,226.6	$921.5	$788.7	$887.0	$776.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.40		$16.17	$14.39	$16.74	$13.17	$15.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.04)	0.02	0.05	0.03	0.03
Net realized and unrealized gain (loss)	1.93		8.42	4.33	0.35	4.69	(0.16)

Total income (loss) from investment operations	1.89		8.38	4.35	0.40	4.72	(0.13)

Less Distributions
Distributions from net investment income	0.00		(0.02)	(0.05)	(0.04)	(0.03)	(0.02)
Distributions from net realized capital gains	(5.01)		(2.13)	(2.52)	(2.71)	(1.12)	(1.90)

Total distributions	(5.01)		(2.15)	(2.57)	(2.75)	(1.15)	(1.92)

Net Asset Value, End of Period	$19.28		$22.40	$16.17	$14.39	$16.74	$13.17

Total Return (%) (b)	9.77	(c)	56.60	32.56	0.22	37.12	(0.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.69	0.69	0.69	0.69	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.39	)(d)	(0.19)	0.10	0.28	0.21	0.20
Portfolio turnover rate (%)	14	(c)	34	25	26	35	25
Net assets, end of period (in millions)	$19.9		$20.6	$14.4	$12.3	$13.5	$10.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $11,426,961 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, Overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

The Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $89,772,903. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$480,502,692	$0	$670,680,121

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average daily net assets
$9,780,295	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,763,830,029

Gross unrealized appreciation	1,909,386,500
Gross unrealized depreciation	(12,631,901)

Net unrealized appreciation (depreciation)	$1,896,754,599

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$4,126,813	$9,877,487	$325,167,336	$397,544,374	$329,294,149	$407,421,861

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$719,013,454	$1,827,145,867	$—	$2,546,159,321

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust I

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 16.71%, 16.57%, and 16.63%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 17.54%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities continued to advance during the first half of 2021, sustaining the strong rally off the pandemic driven lows of March 2020. Robust earnings growth as the global economy reopens, continued progress on the vaccine front, and ample levels of liquidity to support the capital markets remained key drivers. The steady positive returns masked some meaningful swings and shifts in the market. Throughout this time period, debate over inflationary pressures, potential tapering of stimulus measures by the Federal Reserve, and fears of a new variant of the COVID-19 virus have begun to impact relative performance between cyclicals and defensive stocks, growth versus value, and large cap versus small cap.

The year began with a continuation of the low-quality rally that started in November 2020, and most notable was the continued strength in the smallest of the small caps, likely driven by strong flow of funds into small cap exchange-traded funds and index funds. Similar to the fourth quarter of 2020, these flows resulted in the smallest market cap, low-priced stocks, and non-earners to remain top performers. Also notable was the market leading performance of the stocks with lowest profitability levels in the small cap benchmark. However, the market began to rotate in March based on inflation concerns and compressing stock valuations driven by an uptick in interest rates, which negatively impacted growth sectors of the market. Higher quality stocks then led the market until early May when the market rotated again as interest rates began to fall. Large cap stocks resumed leadership during the second quarter, a modest reversal from the prior six months of substantive outperformance by small caps. Growth was back in favor within larger cap stocks, but small cap value and small cap growth were largely in line. Small cap cyclicals moved lower through quarter-end as investors began to consider risk factors to the economic recovery and the timing of “peak growth”. At the end of the period, despite the strong relative performance of large cap and growth stocks during June, small cap stocks outperformed larger cap, with small cap value as the best performing market segment for the first six months of the year, significantly outperforming the small cap growth market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio slightly lagged the return of the Russell 2000 Index (the “Index”) during the six months ended June 30, 2021. The Portfolio’s relative return tended to follow the market regimes during the period. Similar to the end of 2020, our preference for quality business models and positioning in the upper half of the small cap market capitalization range were the primary drivers of underperformance versus our benchmark for the first portion of the year, as the Portfolio return trailed the benchmark by approximately 400 basis points by mid-February. After the market reversal toward higher quality stocks in March, the Portfolio delivered strong relative performance which moved the Portfolio year-to-date return 300 basis points ahead of the benchmark by mid-May. The final market regime back to growth-oriented and more speculative stocks eliminated the Portfolio’s return advantage to finish the first six months slightly behind the benchmark. In terms of sector performance, the Portfolio benefitted from strong relative performance in the Health Care sector with an underweight to the biotechnology industry and good stock selection in health care equipment. Positive stock selection in the Industrials and Financials sectors were also helpful to performance. The Portfolio’s performance was hampered with lagging stock selection in Consumer Discretionary as the Portfolio was underexposed to lower quality retailers in general as well as GameStop. Stock selection also lagged in Communication Services due mainly to no exposure to AMC Entertainment Holdings, which posted a return of over 2,500% for the six-month period. Lastly, stock selection was weak in the Information Technology sector, mostly in the software industry.

The largest detractors to performance on a security level were Cannae Holdings, Tenable Holdings, and Y-mAbs Therapeutics. Cannae Holdings is an investment vehicle which owns several companies, most of which are steady, non-cyclical type businesses. The market rotation into companies recovering from the COVID-19 induced downturn resulted in little change to the underlying value of these companies relative to the rest of the market. As a result, the discount Cannae trades to its “sum-of-the-parts” value increased significantly over the period. Tenable Holdings is a software company with a focus on vulnerability management. The company issued disappointing guidance against elevated investor expectations. The stock declined triggering our stop-loss and was sold from the Portfolio during the period. Biopharmaceutical company Y-mAbs Therapeutics declined after the Food and Drug Administration requested additional data, delaying their application for an important new drug. The stock was sold from the Portfolio during the period.

The Portfolio’s top individual contributors include InMode, Herc Holdings, and ChampionX Corp. InMode produces minimally-invasive medical aesthetic surgery platforms for fat reduction, skin tightening and tissue remodeling. The company is seeing strong demand for its systems due to pent up demand from physicians, expansion of its sales force and continued momentum of hands-free technology. Herc Holdings is one of the leading equipment rental suppliers in North America, specializing in industrial products such as aerial platforms, earthmoving equipment, and tele-handlers. The company has improved its fleet of equipment for rent, has strong demand due to the rebounding economy, and investors believe the company could be a potential beneficiary of infrastructure related investment activity. ChampionX is an oilfield services company. The energy sector benefitted from a significant rise in the price of oil during the first half of the year, and the sector was the best performing segment of the Index. ChampionX has meaningful exposure to

BHFTII-1

Brighthouse Funds Trust I

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

international as well as domestic oil production, which is expected to increase as a result of higher demand and oil prices.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include Genco Shipping & Trading, KB Home, and Whole Earth Brands. Genco is the largest U.S. based dry bulk ship-owner whose vessels transport raw materials such as iron ore, grains and coal, and we believe is well positioned to benefit from a continued recovery in global economic activity. Freight rates have recovered significantly off the COVID-19 impacted low in 2020 to multi-year highs, while bulk freight supply remains in check as very few new orders were placed in 2020. KB Home is one of the largest homebuilders in the U.S. Demand for housing has steadily recovered over the past decade and has recently accelerated due to issues brought forward by COVID-19. Demographic trends are entering a favorable stage, and interest rates are quite low, keeping affordability attractive despite increased new home prices. Whole Earth Brands is the largest pure-play natural/organic/better-for-you sugar and sugar alternative company in the consumer-packaged goods industry. Whole Earth operates in a niche category and with the recent Wholesome acquisition it will have several #1 brands in the organic/natural sweetener space and should offer fixed-cost synergies. We believe secular trends exist for healthy eating, and new, large international markets are underpenetrated.

Positions eliminated include: Goosehead Insurance, TCF Financial Corporation, and Cooper Tire & Rubber. Goosehead is a personal lines insurance broker with a national distribution footprint and has been a very strong performer since being added to the Portfolio in 2018, as the company rapidly expanded its geographic and product footprint. Most recently, large investments into the business caused the company to report earnings which were below investor estimates, resulting in a share price decline which triggered our stop loss and was sold from the Portfolio. TCF Financial is a multi-bank holding company and is being acquired by Huntington Bancshares. The prior investment thesis was no longer valid and the position was sold. In June, Goodyear completed its purchase of Cooper Tire which was announced in February. Existing Cooper shareholders received $41 per share in cash and 0.9 shares of Goodyear stock. The combination creates a portfolio of complimentary brands and increased presence in distribution and retail channels.

We manage the Portfolio in a bottom-up fashion focusing on selecting high quality stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ended June 30, 2021 were modest and reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in Information Technology and Health Care sectors were reduced and our weights to the Consumer Discretionary and Industrials sectors increased.

As of June 30, 2021, relative to the Russell 2000 Index, the Portfolio was overweight the Industrials, Consumer Discretionary, Information Technology, Consumer Staples, Financials and Utilities sectors, while underweight the Health Care, Real Estate, Energy, Materials and the Communication Services sectors.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	16.71	54.09	14.25	11.69
Class B	16.57	53.70	13.97	11.41
Class E	16.63	53.86	14.08	11.53
Russell 2000 Index	17.54	62.03	16.47	12.33

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Herc Holdings, Inc.	1.1
Ameris Bancorp	1.0
ChampionX Corp.	1.0
Inmode, Ltd.	1.0
Triumph Bancorp, Inc.	1.0
UFP Industries, Inc.	0.9
Popular, Inc.	0.9
Rambus, Inc.	0.9
Concentrix Corp.	0.9
McGrath RentCorp	0.9

Top Sectors

% of Net Assets
Industrials	21.7
Financials	15.6
Information Technology	15.4
Health Care	13.7
Consumer Discretionary	13.6
Consumer Staples	5.4
Communication Services	3.0
Real Estate	2.9
Utilities	2.5
Materials	1.8

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.88%	$1,000.00	$1,167.10	$4.73
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class B (a)	Actual	1.13%	$1,000.00	$1,165.70	$6.07
	Hypothetical*	1.13%	$1,000.00	$1,019.19	$5.66

Class E (a)	Actual	1.03%	$1,000.00	$1,166.30	$5.53
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Aerovironment, Inc. (a) (b)	15,187	$1,520,978
BWX Technologies, Inc.	31,875	1,852,575
Kratos Defense & Security Solutions, Inc. (a)	75,841	2,160,710
Mercury Systems, Inc. (a)	20,669	1,369,941

		6,904,204

Air Freight & Logistics—0.3%
Hub Group, Inc. - Class A (a)	19,017	1,254,742

Auto Components—3.6%
Dana, Inc.	133,591	3,174,122
Dorman Products, Inc. (a)	15,876	1,645,865
Fox Factory Holding Corp. (a)	19,318	3,007,040
Garrett Motion, Inc. (a) (b)	116,630	930,707
Gentherm, Inc. (a)	19,117	1,358,263
Goodyear Tire & Rubber Co. (The) (a)	73,260	1,256,409
LCI Industries	20,227	2,658,232
Patrick Industries, Inc.	20,185	1,473,505
Stoneridge, Inc. (a) (b)	51,303	1,513,439

		17,017,582

Banks—9.4%
Ameris Bancorp (b)	95,240	4,822,001
Atlantic Union Bankshares Corp.	85,210	3,086,306
Bancorp, Inc. (The) (a) (b)	55,351	1,273,627
BancorpSouth Bank	82,440	2,335,525
Bryn Mawr Bank Corp.	67,765	2,859,005
CVB Financial Corp.	99,048	2,039,398
Home BancShares, Inc.	129,552	3,197,343
Lakeland Financial Corp.	13,088	806,744
OceanFirst Financial Corp.	107,537	2,241,071
Pinnacle Financial Partners, Inc. (b)	43,636	3,852,623
Popular, Inc.	57,630	4,325,132
Prosperity Bancshares, Inc.	34,992	2,512,426
South State Corp. (b)	28,515	2,331,386
Triumph Bancorp, Inc. (a)	60,590	4,498,808
Wintrust Financial Corp.	53,717	4,062,617

		44,244,012

Beverages—0.8%
Primo Water Corp.	238,809	3,995,275

Biotechnology—3.5%
Blueprint Medicines Corp. (a)	12,069	1,061,589
Dicerna Pharmaceuticals, Inc. (a) (b)	47,628	1,777,477
Halozyme Therapeutics, Inc. (a)	42,896	1,947,907
Insmed, Inc. (a)	23,668	673,591
Natera, Inc. (a)	13,989	1,588,171
Protagonist Therapeutics, Inc. (a)	16,292	731,185
PTC Therapeutics, Inc. (a)	17,235	728,524
Replimune Group, Inc. (a) (b)	30,305	1,164,318
Rocket Pharmaceuticals, Inc. (a) (b)	27,462	1,216,292
SpringWorks Therapeutics, Inc. (a) (b)	17,266	1,422,891
Sutro Biopharma, Inc. (a) (b)	40,544	753,713
United Therapeutics Corp. (a)	14,821	2,659,036
Xencor, Inc. (a) (b)	22,705	783,096

		16,507,790

Building Products—2.6%
AAON, Inc.	6,832	427,615
Advanced Drainage Systems, Inc.	26,139	3,047,023
American Woodmark Corp. (a)	12,030	982,731
Armstrong World Industries, Inc.	16,231	1,740,937
Quanex Building Products Corp. (b)	73,469	1,824,970
UFP Industries, Inc.	59,320	4,409,849

		12,433,125

Capital Markets—2.6%
AssetMark Financial Holdings, Inc. (a)	48,697	1,220,347
Donnelley Financial Solutions, Inc. (a)	79,724	2,630,892
Focus Financial Partners, Inc. - Class A (a)	28,610	1,387,585
Hamilton Lane, Inc. - Class A (b)	19,235	1,752,693
PJT Partners, Inc. - Class A	21,930	1,565,364
Stifel Financial Corp. (b)	59,505	3,859,494

		12,416,375

Chemicals—1.8%
Ashland Global Holdings, Inc.	22,086	1,932,525
Cabot Corp.	40,908	2,328,892
Ingevity Corp. (a)	15,720	1,278,979
Valvoline, Inc.	94,045	3,052,701

		8,593,097

Commercial Services & Supplies—1.8%
Casella Waste Systems, Inc. - Class A (a)	30,896	1,959,733
Clean Harbors, Inc. (a)	24,878	2,317,137
IAA, Inc. (a)	40,737	2,221,796
KAR Auction Services, Inc. (a)	87,979	1,544,031
VSE Corp.	12,380	612,934

		8,655,631

Communications Equipment—0.5%
Viavi Solutions, Inc. (a)	136,811	2,416,082

Construction & Engineering—1.8%
AECOM (a)	48,905	3,096,665
Arcosa, Inc.	62,991	3,700,091
WillScot Mobile Mini Holdings Corp. (a)	67,422	1,879,051

		8,675,807

Consumer Finance—0.5%
PROG Holdings, Inc.	46,926	2,258,548

Distributors—0.6%
Core-Mark Holding Co., Inc.	59,211	2,665,087

Diversified Consumer Services—1.2%
frontdoor, Inc. (a)	82,455	4,107,908
Houghton Mifflin Harcourt Co. (a) (b)	123,537	1,363,849

		5,471,757

Diversified Financial Services—0.5%
Cannae Holdings, Inc. (a)	65,841	2,232,668

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—0.3%
Liberty Latin America, Ltd. - Class C (a)	89,852	$1,266,913

Electric Utilities—0.6%
ALLETE, Inc.	37,202	2,603,396

Electrical Equipment—1.4%
Atkore, Inc. (a)	26,710	1,896,410
AZZ, Inc.	16,605	859,807
Vertiv Holdings Co.	147,087	4,015,475

		6,771,692

Electronic Equipment, Instruments & Components—4.8%
Advanced Energy Industries, Inc.	33,644	3,792,015
Itron, Inc. (a)	18,719	1,871,526
Kimball Electronics, Inc. (a) (b)	49,862	1,084,000
Littelfuse, Inc.	6,391	1,628,363
Methode Electronics, Inc.	78,869	3,881,143
nLight, Inc. (a) (b)	39,843	1,445,504
Novanta, Inc. (a)	15,721	2,118,562
SYNNEX Corp.	15,145	1,844,055
TTM Technologies, Inc. (a) (b)	167,994	2,402,314
Vontier Corp.	75,160	2,448,713

		22,516,195

Energy Equipment & Services—1.7%
Cactus, Inc. - Class A	19,030	698,781
ChampionX Corp. (a)	183,501	4,706,801
DMC Global, Inc. (a) (b)	43,082	2,421,639

		7,827,221

Entertainment—0.4%
Liberty Braves Group - Class C (a)	67,036	1,861,590

Equity Real Estate Investment Trusts—2.9%
Agree Realty Corp.	39,281	2,768,918
Americold Realty Trust (b)	73,751	2,791,475
CubeSmart	57,288	2,653,580
Rexford Industrial Realty, Inc.	48,024	2,734,967
STAG Industrial, Inc. (b)	69,390	2,597,268

		13,546,208

Food Products—2.9%
Darling Ingredients, Inc. (a)	25,347	1,710,922
Freshpet, Inc. (a)	17,601	2,868,259
J & J Snack Foods Corp. (b)	9,816	1,712,009
Nomad Foods, Ltd. (a)	130,327	3,684,344
Simply Good Foods Co. (The) (a)	46,468	1,696,547
Whole Earth Brands, Inc. (a) (b)	141,110	2,046,095

		13,718,176

Health Care Equipment & Supplies—4.9%
AtriCure, Inc. (a)	27,524	2,183,479
Axonics, Inc. (a)	30,473	1,932,293
CONMED Corp. (b)	26,124	3,590,221
CryoPort, Inc. (a) (b)	24,966	1,575,355

Health Care Equipment & Supplies—(Continued)
Inmode, Ltd. (a)	47,871	4,532,426
Inogen, Inc. (a)	15,740	1,025,776
Lantheus Holdings, Inc. (a)	74,588	2,061,612
Merit Medical Systems, Inc. (a)	25,165	1,627,169
NuVasive, Inc. (a) (b)	24,636	1,669,828
SI-BONE, Inc. (a)	35,545	1,118,601
STAAR Surgical Co. (a)	11,253	1,716,083

		23,032,843

Health Care Providers & Services—1.6%
AMN Healthcare Services, Inc. (a)	10,119	981,341
Ensign Group, Inc. (The)	9,363	811,491
HealthEquity, Inc. (a)	27,176	2,187,124
LHC Group, Inc. (a)	10,325	2,067,685
PetIQ, Inc. (a) (b)	33,690	1,300,434

		7,348,075

Health Care Technology—1.5%
Allscripts Healthcare Solutions, Inc. (a) (b)	180,180	3,335,132
Evolent Health, Inc. - Class A (a) (b)	26,665	563,165
Inspire Medical Systems, Inc. (a)	8,158	1,576,615
Phreesia, Inc. (a)	24,189	1,482,785

		6,957,697

Hotels, Restaurants & Leisure—2.8%
Churchill Downs, Inc.	12,559	2,489,947
Chuy’s Holdings, Inc. (a)	23,345	869,835
Cracker Barrel Old Country Store, Inc.	8,442	1,253,299
Marriott Vacations Worldwide Corp. (a)	22,272	3,547,930
Papa John’s International, Inc. (b)	13,864	1,447,956
Texas Roadhouse, Inc.	16,845	1,620,489
Wingstop, Inc.	11,976	1,887,777

		13,117,233

Household Durables—1.6%
Helen of Troy, Ltd. (a)	10,317	2,353,514
Installed Building Products, Inc.	3,277	400,974
KB Home (b)	54,079	2,202,097
Skyline Champion Corp. (a)	49,573	2,642,241

		7,598,826

Household Products—0.4%
Spectrum Brands Holdings, Inc.	20,021	1,702,586

Independent Power and Renewable Electricity Producers—0.7%
NextEra Energy Partners L.P. (b)	45,726	3,491,637

Industrial Conglomerates—0.2%
Raven Industries, Inc.	13,728	794,165

Insurance—1.2%
Employers Holdings, Inc.	65,494	2,803,143
First American Financial Corp.	48,683	3,035,385

		5,838,528

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Direct Marketing Retail—0.9%
Qurate Retail, Inc.	156,216	$2,044,867
Shutterstock, Inc.	20,552	2,017,590

		4,062,457

IT Services—4.4%
Concentrix Corp. (a)	26,416	4,247,693
CSG Systems International, Inc.	38,705	1,826,102
Euronet Worldwide, Inc. (a)	17,331	2,345,751
EVERTEC, Inc.	37,116	1,620,113
Globant S.A. (a)	7,170	1,571,521
International Money Express, Inc. (a)	76,801	1,140,495
Perficient, Inc. (a)	10,108	812,885
Unisys Corp. (a)	105,844	2,678,912
WEX, Inc. (a)	10,856	2,104,978
WNS Holdings, Ltd. (ADR) (a)	26,791	2,139,797

		20,488,247

Leisure Products—1.0%
Brunswick Corp.	34,113	3,398,337
Malibu Boats, Inc. - Class A (a)	19,265	1,412,703

		4,811,040

Life Sciences Tools & Services—0.8%
NeoGenomics, Inc. (a)	31,715	1,432,566
PRA Health Sciences, Inc. (a)	14,895	2,460,803

		3,893,369

Machinery—6.1%
Alamo Group, Inc.	22,650	3,458,202
Albany International Corp. - Class A	43,528	3,885,309
Altra Industrial Motion Corp.	57,215	3,720,119
Columbus McKinnon Corp.	62,129	2,997,103
John Bean Technologies Corp.	13,507	1,926,368
Kadant, Inc.	22,107	3,892,822
Kornit Digital, Ltd. (a)	23,116	2,874,012
Miller Industries, Inc. (b)	51,943	2,048,632
RBC Bearings, Inc. (a)	7,282	1,452,177
Shyft Group, Inc. (The)	19,651	735,144
TriMas Corp. (a)	55,822	1,693,081

		28,682,969

Marine—0.8%
Genco Shipping & Trading, Ltd.	190,907	3,604,324

Media—1.8%
Gray Television, Inc.	107,130	2,506,842
John Wiley & Sons, Inc. - Class A	31,060	1,869,191
Liberty Broadband Corp. - Class C (a)	10,239	1,778,105
TechTarget, Inc. (a) (b)	22,867	1,771,964
Thryv Holdings, Inc. (a) (b)	15,438	552,217

		8,478,319

Metals & Mining—0.0%
Ferroglobe Representation & Warranty Insurance Trust (c) (d)	141,548	0

Multi-Utilities—1.0%
MDU Resources Group, Inc.	90,520	2,836,897
NorthWestern Corp.	29,577	1,781,127

		4,618,024

Pharmaceuticals—1.6%
Aerie Pharmaceuticals, Inc. (a) (b)	57,153	915,020
Catalent, Inc. (a)	15,111	1,633,801
Pacira BioSciences, Inc. (a) (b)	26,021	1,578,954
Supernus Pharmaceuticals, Inc. (a) (b)	106,195	3,269,744

		7,397,519

Professional Services—2.7%
Huron Consulting Group, Inc. (a)	13,341	655,710
Insperity, Inc.	26,670	2,410,168
KBR, Inc.	49,832	1,901,091
Korn Ferry	54,096	3,924,665
ManTech International Corp. - Class A	11,095	960,161
Science Applications International Corp.	31,888	2,797,534

		12,649,329

Semiconductors & Semiconductor Equipment—3.1%
MACOM Technology Solutions Holdings, Inc. (a)	35,918	2,301,626
MaxLinear, Inc. (a) (b)	39,680	1,686,003
Rambus, Inc. (a) (b)	179,189	4,248,571
Silicon Laboratories, Inc. (a)	12,436	1,905,817
Silicon Motion Technology Corp. (ADR)	22,122	1,418,020
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	104,155	3,065,282

		14,625,319

Software—2.6%
ACI Worldwide, Inc. (a)	45,312	1,682,888
Blackline, Inc. (a) (b)	11,673	1,298,855
Envestnet, Inc. (a)	21,321	1,617,411
Q2 Holdings, Inc. (a)	17,925	1,838,746
Rapid7, Inc. (a)	25,326	2,396,599
Varonis Systems, Inc. (a)	36,197	2,085,671
Verint Systems, Inc. (a)	26,529	1,195,662

		12,115,832

Specialty Retail—2.0%
Aaron’s, Inc. (The)	89,361	2,858,658
Boot Barn Holdings, Inc. (a)	19,415	1,631,831
National Vision Holdings, Inc. (a) (b)	37,551	1,919,983
Urban Outfitters, Inc. (a)	68,424	2,820,437

		9,230,909

Technology Hardware, Storage & Peripherals—0.2%
Pure Storage, Inc. - Class A (a)	49,006	957,087

Textiles, Apparel & Luxury Goods—0.5%
Columbia Sportswear Co.	14,882	1,463,793
Oxford Industries, Inc.	10,996	1,086,845

		2,550,638

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—1.3%
Federal Agricultural Mortgage Corp. - Class C	21,842	$2,160,174
Meta Financial Group, Inc.	81,875	4,145,331

		6,305,505

Trading Companies & Distributors—2.8%
Alta Equipment Group, Inc. (a)	105,054	1,396,168
Herc Holdings, Inc. (a)	45,129	5,057,607
McGrath RentCorp	50,911	4,152,810
SiteOne Landscape Supply, Inc. (a) (b)	15,696	2,656,705

		13,263,290

Water Utilities—0.3%
Pure Cycle Corp. (a) (b)	86,358	1,193,468

Wireless Telecommunication Services—0.5%
United States Cellular Corp. (a)	70,061	2,543,915

Total Common Stocks (Cost $284,761,304)		457,206,323

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $13,892,366; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $14,170,326.	13,892,366	13,892,366

Total Short-Term Investments (Cost $13,892,366)		13,892,366

Securities Lending Reinvestments (e)—5.3%

Certificates of Deposit—0.6%
Agricultural Bank of China 0.100%, 07/01/21	44,883	44,883
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (f)	3,000,000	3,000,024

		3,044,907

Repurchase Agreements—2.4%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $900,005; collateralized by various Common Stock with an aggregate market value of $1,000,077.	900,000	900,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,334,004.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $273,864; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $279,341.	273,864	273,864
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,000,418; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,098,227.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $80,152; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $81,755.	80,152	80,152
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $400,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $408,164.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,222,223.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $900,046; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,000,177.	900,000	900,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $1,000,005; collateralized by various Common Stock with an aggregate market value of $1,111,134.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $500,003; collateralized by various Common Stock with an aggregate market value of $555,573.	500,000	500,000

		11,054,016

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	100,000	100,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Mutual Funds—2.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (g)	3,000,000	$3,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (g)	2,831,770	2,831,770
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (g)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	2,000,000	2,000,000

		10,831,770

Total Securities Lending Reinvestments (Cost $25,030,669)		25,030,693

Total Investments—105.6% (Cost $323,684,339)		496,129,382
Other assets and liabilities (net)—(5.6)%		(26,305,476)

Net Assets—100.0%		$469,823,906

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $25,811,889 and the collateral received consisted of cash in the amount of $25,030,668 and non-cash collateral with a value of $1,315,209. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,904,204	$—	$—	$6,904,204
Air Freight & Logistics	1,254,742	—	—	1,254,742
Auto Components	17,017,582	—	—	17,017,582
Banks	44,244,012	—	—	44,244,012
Beverages	3,995,275	—	—	3,995,275
Biotechnology	16,507,790	—	—	16,507,790
Building Products	12,433,125	—	—	12,433,125
Capital Markets	12,416,375	—	—	12,416,375
Chemicals	8,593,097	—	—	8,593,097
Commercial Services & Supplies	8,655,631	—	—	8,655,631
Communications Equipment	2,416,082	—	—	2,416,082
Construction & Engineering	8,675,807	—	—	8,675,807
Consumer Finance	2,258,548	—	—	2,258,548
Distributors	2,665,087	—	—	2,665,087
Diversified Consumer Services	5,471,757	—	—	5,471,757
Diversified Financial Services	2,232,668	—	—	2,232,668
Diversified Telecommunication Services	1,266,913	—	—	1,266,913
Electric Utilities	2,603,396	—	—	2,603,396
Electrical Equipment	6,771,692	—	—	6,771,692
Electronic Equipment, Instruments & Components	22,516,195	—	—	22,516,195
Energy Equipment & Services	7,827,221	—	—	7,827,221
Entertainment	1,861,590	—	—	1,861,590
Equity Real Estate Investment Trusts	13,546,208	—	—	13,546,208
Food Products	13,718,176	—	—	13,718,176
Health Care Equipment & Supplies	23,032,843	—	—	23,032,843
Health Care Providers & Services	7,348,075	—	—	7,348,075
Health Care Technology	6,957,697	—	—	6,957,697
Hotels, Restaurants & Leisure	13,117,233	—	—	13,117,233
Household Durables	7,598,826	—	—	7,598,826
Household Products	1,702,586	—	—	1,702,586
Independent Power and Renewable Electricity Producers	3,491,637	—	—	3,491,637
Industrial Conglomerates	794,165	—	—	794,165
Insurance	5,838,528	—	—	5,838,528
Internet & Direct Marketing Retail	4,062,457	—	—	4,062,457
IT Services	20,488,247	—	—	20,488,247
Leisure Products	4,811,040	—	—	4,811,040
Life Sciences Tools & Services	3,893,369	—	—	3,893,369
Machinery	28,682,969	—	—	28,682,969
Marine	3,604,324	—	—	3,604,324
Media	8,478,319	—	—	8,478,319
Metals & Mining	—	—	0	0
Multi-Utilities	4,618,024	—	—	4,618,024
Pharmaceuticals	7,397,519	—	—	7,397,519
Professional Services	12,649,329	—	—	12,649,329
Semiconductors & Semiconductor Equipment	14,625,319	—	—	14,625,319
Software	12,115,832	—	—	12,115,832
Specialty Retail	9,230,909	—	—	9,230,909
Technology Hardware, Storage & Peripherals	957,087	—	—	957,087
Textiles, Apparel & Luxury Goods	2,550,638	—	—	2,550,638
Thrifts & Mortgage Finance	6,305,505	—	—	6,305,505
Trading Companies & Distributors	13,263,290	—	—	13,263,290
Water Utilities	1,193,468	—	—	1,193,468
Wireless Telecommunication Services	2,543,915	—	—	2,543,915
Total Common Stocks	457,206,323	—	0	457,206,323
Total Short-Term Investment*	—	13,892,366	—	13,892,366

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$3,044,907	$—	$3,044,907
Repurchase Agreements	—	11,054,016	—	11,054,016
Time Deposit	—	100,000	—	100,000
Mutual Funds	10,831,770	—	—	10,831,770
Total Securities Lending Reinvestments	10,831,770	14,198,923	—	25,030,693
Total Investments	$468,038,093	$28,091,289	$0	$496,129,382

Collateral for Securities Loaned (Liability)	$—	$(25,030,668)	$—	$(25,030,668)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$496,129,382
Receivable for:
Investments sold	2,048,064
Fund shares sold	326,588
Dividends	225,716

Total Assets	498,729,750
Liabilities
Collateral for securities loaned	25,030,668
Payables for:
Investments purchased	2,964,208
Fund shares redeemed	278,270
Accrued Expenses:
Management fees	313,989
Distribution and service fees	33,816
Deferred trustees’ fees	171,555
Other expenses	113,338

Total Liabilities	28,905,844

Net Assets	$469,823,906

Net Assets Consist of:
Paid in surplus	$256,660,760
Distributable earnings (Accumulated losses)	213,163,146

Net Assets	$469,823,906

Net Assets
Class A	$295,201,356
Class B	148,602,801
Class E	26,019,749
Capital Shares Outstanding*
Class A	1,004,356
Class B	546,730
Class E	92,486
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$293.92
Class B	271.80
Class E	281.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $323,684,339.
(b)	Includes securities loaned at value of $25,811,889.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$1,810,549
Securities lending income	23,790

Total investment income	1,834,339
Expenses
Management fees	2,080,977
Administration fees	15,015
Custodian and accounting fees	23,602
Distribution and service fees—Class B	185,940
Distribution and service fees—Class E	19,831
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	31,579
Insurance	1,290
Miscellaneous	4,981

Total expenses	2,436,874
Less management fee waiver	(202,706)
Less broker commission recapture	(10,335)

Net expenses	2,223,833

Net Investment Loss	(389,494)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	42,006,501
Net change in unrealized appreciation on investments	28,734,878

Net realized and unrealized gain (loss)	70,741,379

Net Increase (Decrease) in Net Assets From Operations	$70,351,885

(a)	Net of foreign withholding taxes of $9,259.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(389,494)	$538,898
Net realized gain (loss)	42,006,501	27,572,105
Net change in unrealized appreciation (depreciation)	28,734,878	17,993,172

Increase (decrease) in net assets from operations	70,351,885	46,104,175

From Distributions to Shareholders
Class A	(17,629,188)	(18,845,079)
Class B	(9,441,745)	(11,650,877)
Class E	(1,619,585)	(1,862,985)

Total distributions	(28,690,518)	(32,358,941)

Increase (decrease) in net assets from capital share transactions	(2,565,649)	(4,261,764)

Total increase (decrease) in net assets	39,095,718	9,483,470

Net Assets
Beginning of period	430,728,188	421,244,718

End of period	$469,823,906	$430,728,188

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	12,925	$3,835,888	25,077	$5,180,648
Reinvestments	59,774	17,629,188	93,901	18,845,079
Redemptions	(47,300)	(14,133,770)	(108,820)	(24,586,878)

Net increase (decrease)	25,399	$7,331,306	10,158	$(561,151)

Class B
Sales	12,223	$3,436,678	49,895	$9,052,093
Reinvestments	34,616	9,441,745	62,368	11,650,877
Redemptions	(76,448)	(21,161,059)	(111,993)	(24,030,393)

Net increase (decrease)	(29,609)	$(8,282,636)	270	$(3,327,423)

Class E
Sales	1,641	$483,649	4,566	$906,540
Reinvestments	5,737	1,619,585	9,665	1,862,985
Redemptions	(12,938)	(3,717,553)	(14,341)	(3,142,715)

Net increase (decrease)	(5,560)	$(1,614,319)	(110)	$(373,190)

Increase (decrease) derived from capital shares transactions		$(2,565,649)		$(4,261,764)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$267.73		$262.79	$233.39	$290.82		$270.77	$250.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)		0.54	0.60	0.72		0.48	1.15 (b)
Net realized and unrealized gain (loss)	44.94		24.46	56.79	(27.59)		38.81	43.25

Total income (loss) from investment operations	44.82		25.00	57.39	(26.87)		39.29	44.40

Less Distributions
Distributions from net investment income	(0.25)		(0.32)	(0.08)	(0.06)		(0.83)	(0.85)
Distributions from net realized capital gains	(18.38)		(19.74)	(27.91)	(30.50)		(18.41)	(23.56)

Total distributions	(18.63)		(20.06)	(27.99)	(30.56)		(19.24)	(24.41)

Net Asset Value, End of Period	$293.92		$267.73	$262.79	$233.39		$290.82	$270.77

Total Return (%) (c)	16.71	(d)	12.07	25.54	(11.07)		15.24	19.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(e)	0.98	0.97	0.96		0.96	0.96
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.90	0.90	0.88		0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(e)	0.24	0.23	0.25		0.17	0.47 (b)
Portfolio turnover rate (%)	15	(d)	35	31	30		28	34
Net assets, end of period (in millions)	$295.2		$262.1	$254.6	$223.9		$275.0	$261.9

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$248.88		$246.17	$220.60	$277.03		$258.82	$240.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.46)		(0.02)	(0.04)	(0.00	)(g)	(0.21)	0.51 (b)
Net realized and unrealized gain (loss)	41.76		22.47	53.52	(25.93)		37.02	41.37

Total income (loss) from investment operations	41.30		22.45	53.48	(25.93)		36.81	41.88

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00		(0.19)	(0.17)
Distributions from net realized capital gains	(18.38)		(19.74)	(27.91)	(30.50)		(18.41)	(23.56)

Total distributions	(18.38)		(19.74)	(27.91)	(30.50)		(18.60)	(23.73)

Net Asset Value, End of Period	$271.80		$248.88	$246.17	$220.60		$277.03	$258.82

Total Return (%) (c)	16.57	(d)	11.79	25.23	(11.30)		14.96	18.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(e)	1.23	1.22	1.21		1.21	1.21
Net ratio of expenses to average net assets (%) (f)	1.13	(e)	1.15	1.15	1.13		1.14	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.33	)(e)	(0.01)	(0.02)	(0.00	)(h)	(0.08)	0.22 (b)
Portfolio turnover rate (%)	15	(d)	35	31	30		28	34
Net assets, end of period (in millions)	$148.6		$143.4	$141.8	$131.1		$170.2	$167.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$256.93		$253.13	$225.95	$282.79	$263.82	$244.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.33)		0.19	0.21	0.27	0.05	0.76 (b)
Net realized and unrealized gain (loss)	43.12		23.35	54.88	(26.61)	37.77	42.15

Total income (loss) from investment operations	42.79		23.54	55.09	(26.34)	37.82	42.91

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.44)	(0.42)
Distributions from net realized capital gains	(18.38)		(19.74)	(27.91)	(30.50)	(18.41)	(23.56)

Total distributions	(18.38)		(19.74)	(27.91)	(30.50)	(18.85)	(23.98)

Net Asset Value, End of Period	$281.34		$256.93	$253.13	$225.95	$282.79	$263.82

Total Return (%) (c)	16.63	(d)	11.90	25.35	(11.21)	15.07	19.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(e)	1.13	1.12	1.11	1.11	1.11
Net ratio of expenses to average net assets (%) (f)	1.03	(e)	1.05	1.05	1.03	1.04	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.23	)(e)	0.09	0.08	0.10	0.02	0.31 (b)
Portfolio turnover rate (%)	15	(d)	35	31	30	28	34
Net assets, end of period (in millions)	$26.0		$25.2	$24.8	$22.8	$30.3	$30.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $13,892,366. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,054,016. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$65,735,258	$0	$99,883,119

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,080,977	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$324,246,370

Gross unrealized appreciation	175,108,957
Gross unrealized depreciation	(3,225,945)

Net unrealized appreciation (depreciation)	$171,883,012

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$296,876	$72,129	$32,062,065	$43,883,087	$32,358,941	$43,955,216

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$290,905	$28,224,827	$143,148,134	$—	$171,663,866

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-22

Brighthouse Funds Trust I

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 7.03%, 6.91%, and 6.97%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 8.98%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities continued to advance during the first half of 2021, sustaining the strong rally off the pandemic driven lows of March 2020. Robust earnings growth as the global economy reopens, continued progress on the vaccine front, and ample levels of liquidity to support the capital markets remained key drivers. The steady positive returns masked some meaningful swings and shifts in the market. Throughout this time period, debate over inflationary pressures, potential tapering of stimulus measures by the Federal Reserve, and fears of a new variant of the COVID-19 virus have begun to impact relative performance between cyclicals and defensive stocks, growth versus value, and large cap versus small cap.

The year began with a continuation of the low-quality rally that started in November 2020, and most notable was the continued strength in the smallest of the small caps, likely driven by strong flow of funds into small cap exchange traded funds and index funds. Similar to the fourth quarter of 2020, these flows resulted in the smallest market cap, low-priced stocks, and non-earners to remain top performers. Also notable was the market leading performance of the stocks with lowest profitability levels in the small cap benchmark. However, the market began to rotate in March based on inflation concerns and compressing stock valuations driven by an uptick in interest rates, which negatively impacted growth sectors of the market. Higher quality stocks then led the market until early May when the market rotated again as interest rates began to fall. Large cap stocks resumed leadership during the second quarter, a modest reversal from the prior six months of substantive outperformance by small caps. Growth was back in favor within larger cap stocks but small cap value and small cap growth were largely in line. Small cap cyclicals moved lower through quarter-end as investors began to consider risk factors to the economic recovery and the timing of “peak growth”. At the end of the period, despite the strong relative performance of large cap and growth stocks during June, small cap stocks outperformed larger cap, with small cap value as the best performing market segment for the first six months of the year, significantly outperforming the small cap growth market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 2000 Growth Index during the six months ended June 30, 2021. The negative relative performance was due primarily to stock selection. Stock selection in Information Technology was the primary driver of the negative relative performance; stock selection in Consumer Discretionary and Financials also detracted. Stock selection in the Health Care sector was a positive contributor to relative performance.

The largest detractors to performance were YmAb Therapeutics, Tenable Holdings and Mercury Systems. All three of these names were sold from the Portfolio during the period. Y-mAbs Therapeutics declined after the U.S. Food and Drug Administration requested additional data, delaying their application for their new drug. Tenable Holdings, a software company with a focus on vulnerability management, declined during the period. The company issued disappointing guidance against elevated expectations. The stock triggered our stop-loss and was sold from the Portfolio. Mercury Computer Systems provides sensor processing systems to a variety of end markets including defense and aerospace. The company issued a disappointing outlook during the period due to program delays and it weighed on the stock.

The Portfolio’s top contributors to performance were medical equipment company STAAR Surgical, industrials company Advanced Drainage, and consumer company FoxFactory. STAAR Surgical makes an implantable corrective lens that has shown great growth and is poised to enter the U.S., which captured the attention of investors. Advanced Drainage produces water drainage structures and supplies, which is currently in a major product cycle upgrade as legacy concrete pipes are replaced. The company reported two strong quarters with all three of their business segments growing nicely and margins expanding. Concerns around the company’s non-residential exposure subsided as well. FoxFactory makes premium suspension products primarily for the high-end mountain bike and powered vehicles. The company continues to take market share and reported strong results during the period with their bike segment performing exceptionally well.

There were some changes to our sector weights during the six months ended June 30, 2021. The most significant absolute weighting change was Information Technology, where the exposure decreased. This decrease was due to a variety of reasons: relative underperformance, some re-classification of a few IT Services companies into Industrials, and a reduction in our software exposure. The rotation out of higher valuation software names during the first quarter resulted in a few stop-loss sales in that group. Our Health Care weighting, on an absolute basis, remained relative steady, however it shifted from a relative perspective. As a result of the annual Russell rebalance, the biotechnology weighting in the Russell 2000 Growth Index came down, and our underweight to the Health Care sector became less significant. As always, the sector weights in the Portfolio are the result of individual investment decisions.

BHFTII-1

Brighthouse Funds Trust I

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

At the end of the reporting period, the Portfolio continued to be focused on those higher quality small cap companies we thought had the potential to grow into larger entities. Relative to the Russell 2000 Growth Index, the Portfolio was underweight the Health Care, Information Technology, Communication Services and Energy sectors, while overweight the Industrials, Consumer Discretionary, Financials and Consumer Staples sectors. The Portfolio did not hold any securities in the Utilities, Real Estate or Materials Sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	7.03	45.72	20.33	14.31
Class B	6.91	45.31	20.03	14.03
Class E	6.97	45.54	20.15	14.14
Russell 2000 Growth Index	8.98	51.36	18.77	13.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Advanced Drainage Systems, Inc.	2.0
Kornit Digital, Ltd.	1.8
Freshpet, Inc.	1.8
SiteOne Landscape Supply, Inc.	1.7
PRA Health Sciences, Inc.	1.6
Rapid7, Inc.	1.5
MACOM Technology Solutions Holdings, Inc.	1.5
HealthEquity, Inc.	1.4
AtriCure, Inc.	1.4
Kratos Defense & Security Solutions, Inc.	1.4

Top Sectors

% of Net Assets
Health Care	28.8
Information Technology	20.8
Industrials	19.0
Consumer Discretionary	14.6
Financials	6.0
Consumer Staples	6.0
Communication Services	1.1
Energy	0.4

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021		Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.86%	$1,000.00		$1,070.30		$4.41
	Hypothetical*		0.86%	$1,000.00		$1,020.53		$4.31

Class B (a)	Actual	1.11%	$1,000.00		$1,069.10		$5.69
	Hypothetical*		1.11%	$1,000.00		$1,019.29		$5.56

Class E (a)	Actual	1.01%	$1,000.00		$1,069.70		$5.18
	Hypothetical*		1.01%	$1,000.00		$1,019.79		$5.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.2%
Aerovironment, Inc. (a)	48,901	$4,897,435
Kratos Defense & Security Solutions, Inc. (a)	244,151	6,955,862
Mercury Systems, Inc. (a)	66,532	4,409,741

		16,263,038

Air Freight & Logistics—0.8%
Hub Group, Inc. - Class A (a)	61,155	4,035,007

Auto Components—5.1%
Dorman Products, Inc. (a)	51,111	5,298,677
Fox Factory Holding Corp. (a)	41,288	6,426,890
Gentherm, Inc. (a)	61,597	4,376,467
Patrick Industries, Inc.	64,980	4,743,540
Stoneridge, Inc. (a) (b)	165,632	4,886,144

		25,731,718

Banks—2.2%
Ameris Bancorp	84,903	4,298,639
Bancorp, Inc. (The) (a)	177,904	4,093,571
Lakeland Financial Corp.	41,893	2,582,284

		10,974,494

Beverages—3.1%
Boot Barn Holdings, Inc. (a)	62,522	5,254,974
Ensign Group, Inc. (The) (b)	30,024	2,602,180
Oxford Industries, Inc.	35,307	3,489,744
Primo Water Corp.	235,820	3,945,269

		15,292,167

Biotechnology—8.9%
Blueprint Medicines Corp. (a)	38,860	3,418,126
Dicerna Pharmaceuticals, Inc. (a) (b)	153,314	5,721,679
Halozyme Therapeutics, Inc. (a)	138,084	6,270,394
Insmed, Inc. (a) (b)	76,189	2,168,339
Natera, Inc. (a)	44,874	5,094,545
Protagonist Therapeutics, Inc. (a) (b)	52,125	2,339,370
PTC Therapeutics, Inc. (a) (b)	55,493	2,345,689
Replimune Group, Inc. (a) (b)	97,476	3,745,028
Rocket Pharmaceuticals, Inc. (a) (b)	88,398	3,915,147
SpringWorks Therapeutics, Inc. (a) (b)	55,578	4,580,183
Sutro Biopharma, Inc. (a) (b)	130,525	2,426,460
Xencor, Inc. (a) (b)	73,083	2,520,633

		44,545,593

Building Products—3.2%
AAON, Inc.	21,995	1,376,667
Advanced Drainage Systems, Inc.	84,144	9,808,666
UFP Industries, Inc.	66,043	4,909,637

		16,094,970

Capital Markets—3.8%
AssetMark Financial Holdings, Inc. (a)	156,779	3,928,882
Focus Financial Partners, Inc. - Class A (a)	92,099	4,466,801
Hamilton Lane, Inc. - Class A	61,917	5,641,877

Capital Markets—(Continued)
PJT Partners, Inc. - Class A (b)	70,595	5,039,071

		19,076,631

Commercial Services & Supplies—1.3%
Casella Waste Systems, Inc. - Class A (a)	99,458	6,308,621

Construction & Engineering—1.2%
WillScot Mobile Mini Holdings Corp. (a)	217,038	6,048,849

Diversified Consumer Services—1.1%
frontdoor, Inc. (a)	111,040	5,532,013

Electronic Equipment, Instruments & Components—4.4%
Advanced Energy Industries, Inc.	42,674	4,809,787
Itron, Inc. (a)	60,275	6,026,294
nLight, Inc. (a) (b)	128,286	4,654,216
Novanta, Inc. (a)	50,601	6,818,991

		22,309,288

Energy Equipment & Services—0.5%
Cactus, Inc. - Class A	60,927	2,237,239

Food Products—2.9%
Freshpet, Inc. (a)	56,663	9,233,803
Simply Good Foods Co. (The) (a) (b)	149,595	5,461,713

		14,695,516

Health Care Equipment & Supplies—9.2%
AtriCure, Inc. (a)	88,610	7,029,431
Axonics, Inc. (a)	98,114	6,221,409
CONMED Corp.	36,105	4,961,910
CryoPort, Inc. (a) (b)	80,369	5,071,284
Inogen, Inc. (a)	50,500	3,291,085
Merit Medical Systems, Inc. (a)	81,053	5,240,887
NuVasive, Inc. (a)	79,315	5,375,971
SI-BONE, Inc. (a)	114,247	3,595,353
STAAR Surgical Co. (a)	35,991	5,488,627

		46,275,957

Health Care Providers & Services—3.5%
HealthEquity, Inc. (a)	87,493	7,041,437
LHC Group, Inc. (a)	33,244	6,657,443
PetIQ, Inc. (a) (b)	105,724	4,080,946

		17,779,826

Health Care Technology—2.3%
Evolent Health, Inc. - Class A (a) (b)	85,348	1,802,550
Inspire Medical Systems, Inc. (a)	26,246	5,072,302
Phreesia, Inc. (a)	77,869	4,773,369

		11,648,221

Hotels, Restaurants & Leisure—3.7%
Chuy’s Holdings, Inc. (a) (b)	75,004	2,794,649
Papa John’s International, Inc. (b)	44,650	4,663,246

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Texas Roadhouse, Inc.	54,217	$5,215,676
Wingstop, Inc.	38,562	6,078,528

		18,752,099

Household Durables—0.3%
Installed Building Products, Inc.	10,508	1,285,759

Internet & Direct Marketing Retail—1.3%
Shutterstock, Inc.	66,183	6,497,185

IT Services—3.9%
EVERTEC, Inc.	119,489	5,215,695
Globant S.A. (a)	23,093	5,061,524
Perficient, Inc. (a)	32,368	2,603,034
WNS Holdings, Ltd. (ADR) (a)	86,093	6,876,248

		19,756,501

Leisure Products—0.9%
Malibu Boats, Inc. - Class A (a)	62,023	4,548,147

Life Sciences Tools & Services—2.5%
NeoGenomics, Inc. (a) (b)	102,082	4,611,044
PRA Health Sciences, Inc. (a)	47,942	7,920,498

		12,531,542

Machinery—4.3%
Albany International Corp. - Class A	58,991	5,265,537
Kornit Digital, Ltd. (a)	74,402	9,250,401
RBC Bearings, Inc. (a)	23,439	4,674,205
Shyft Group, Inc. (The)	62,968	2,355,633

		21,545,776

Media—1.1%
TechTarget, Inc. (a) (b)	73,333	5,682,574

Pharmaceuticals—2.4%
Aerie Pharmaceuticals, Inc. (a) (b)	183,985	2,945,600
Pacira BioSciences, Inc. (a) (b)	83,761	5,082,617
Supernus Pharmaceuticals, Inc. (a)	122,244	3,763,893

		11,792,110

Professional Services—2.3%
Huron Consulting Group, Inc. (a)	42,937	2,110,354
KBR, Inc.	160,457	6,121,434
ManTech International Corp. - Class A	35,728	3,091,901

		11,323,689

Semiconductors & Semiconductor Equipment—5.9%
MACOM Technology Solutions Holdings, Inc. (a)	115,623	7,409,122
MaxLinear, Inc. (a)	127,736	5,427,503
Rambus, Inc. (a) (b)	248,378	5,889,042
Silicon Laboratories, Inc. (a)	40,030	6,134,597
Silicon Motion Technology Corp. (ADR)	71,225	4,565,523

		29,425,787

Software—5.9%
Blackline, Inc. (a) (b)	37,583	4,181,860
Envestnet, Inc. (a)	68,638	5,206,879
Q2 Holdings, Inc. (a)	57,705	5,919,379
Rapid7, Inc. (a) (b)	81,527	7,714,900
Varonis Systems, Inc. (a)	116,514	6,713,537

		29,736,555

Specialty Retail—1.2%
National Vision Holdings, Inc. (a)	120,876	6,180,390

Technology Hardware, Storage & Peripherals—0.6%
Pure Storage, Inc. - Class A (a)	157,759	3,081,033

Textiles, Apparel & Luxury Goods—0.9%
Columbia Sportswear Co.	47,926	4,714,001

Trading Companies & Distributors—2.7%
McGrath RentCorp	63,953	5,216,646
SiteOne Landscape Supply, Inc. (a)	50,540	8,554,401

		13,771,047

Total Common Stocks (Cost $326,808,614)		485,473,343

Short-Term Investment—3.5%

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $17,813,713; collateralized by U.S. Treasury Note with rates ranging from 0.250% - 2.500%, maturity dates ranging from 01/15/25 - 01/31/25, and an aggregate market value of $18,170,005.	17,813,713	17,813,713

Total Short-Term Investments (Cost $17,813,713)		17,813,713

Securities Lending Reinvestments (c)—5.3%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	100,000	100,000

Repurchase Agreements—3.5%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $600,003; collateralized by various Common Stock with an aggregate market value of $666,718.	600,000	600,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,222,669.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,348,545; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $5,455,509.	5,348,537	$5,348,537
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,000,418; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,098,227.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $700,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $714,288.	700,000	700,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,600,124; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,888,890.	2,600,000	2,600,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $4,000,020; collateralized by various Common Stock with an aggregate market value of $4,444,537.	4,000,000	4,000,000

		17,348,537

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	100,000	100,000

Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (d)	2,000,000	2,000,000
		9,000,000

Total Securities Lending Reinvestments (Cost $26,548,537)		26,548,537

Total Investments — 105.4% (Cost $371,170,864)		529,835,593
Other assets and liabilities (net)—(5.4)%		(27,202,467)

Net Assets—100.0%		$502,633,126

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $25,666,450 and the collateral received consisted of cash in the amount of $26,548,538. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$485,473,343	$—	$—	$485,473,343
Total Short-Term Investment*	—	17,813,713	—	17,813,713
Securities Lending Reinvestments
Certificate of Deposit	—	100,000	—	100,000
Repurchase Agreements	—	17,348,537	—	17,348,537
Time Deposit	—	100,000	—	100,000
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	17,548,537	—	26,548,537
Total Investments	$494,473,343	$35,362,250	$—	$529,835,593

Collateral for Securities Loaned (Liability)	$—	$(26,548,538)	$—	$(26,548,538)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$529,835,593
Receivable for:
Investments sold	1,280,574
Fund shares sold	273,186
Dividends	85,285

Total Assets	531,474,638
Liabilities
Collateral for securities loaned	26,548,538
Payables for:
Investments purchased	1,631,978
Fund shares redeemed	45,695
Accrued Expenses:
Management fees	326,130
Distribution and service fees	15,728
Deferred trustees’ fees	171,815
Other expenses	101,628

Total Liabilities	28,841,512

Net Assets	$502,633,126

Net Assets Consist of:
Paid in surplus	$279,664,323
Distributable earnings (Accumulated losses)	222,968,803

Net Assets	$502,633,126

Net Assets
Class A	$421,589,347
Class B	72,691,735
Class E	8,352,044
Capital Shares Outstanding*
Class A	26,579,969
Class B	5,198,815
Class E	564,687
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.86
Class B	13.98
Class E	14.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $371,170,864.
(b)	Includes securities loaned at value of $25,666,450.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$511,829
Securities lending income	27,641

Total investment income	539,470
Expenses
Management fees	2,245,920
Administration fees	15,601
Custodian and accounting fees	20,232
Distribution and service fees—Class B	91,637
Distribution and service fees—Class E	6,334
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	25,058
Insurance	1,292
Miscellaneous	4,761

Total expenses	2,484,494
Less management fee waiver	(237,513)
Less broker commission recapture	(13,389)

Net expenses	2,233,592

Net Investment Loss	(1,694,122)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	66,582,538
Net change in unrealized depreciation on investments	(29,410,250)

Net realized and unrealized gain (loss)	37,172,288

Net Increase (Decrease) in Net Assets From Operations	$35,478,166

(a)	Net of foreign withholding taxes of $4,245.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,694,122)	$(2,134,919)
Net realized gain (loss)	66,582,538	45,550,597
Net change in unrealized appreciation (depreciation)	(29,410,250)	89,523,575

Increase (decrease) in net assets from operations	35,478,166	132,939,253

From Distributions to Shareholders
Class A	(37,984,758)	(35,275,802)
Class B	(7,367,362)	(8,707,545)
Class E	(807,091)	(946,826)

Total distributions	(46,159,211)	(44,930,173)

Increase (decrease) in net assets from capital share transactions	2,728,743	67,913,417

Total increase (decrease) in net assets	(7,952,302)	155,922,497

Net Assets
Beginning of period	510,585,428	354,662,931

End of period	$502,633,126	$510,585,428

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	369,270	$6,190,774	5,829,819	$74,060,191
Reinvestments	2,430,247	37,984,758	3,038,398	35,275,802
Redemptions	(2,521,072)	(43,348,428)	(2,768,834)	(39,812,280)

Net increase (decrease)	278,445	$827,104	6,099,383	$69,523,713

Class B
Sales	161,001	$2,455,432	359,204	$4,053,408
Reinvestments	534,642	7,367,362	838,070	8,707,545
Redemptions	(529,663)	(8,126,699)	(1,166,093)	(14,094,751)

Net increase (decrease)	165,980	$1,696,095	31,181	$(1,333,798)

Class E
Sales	8,512	$134,564	19,012	$228,731
Reinvestments	55,394	807,091	86,706	946,826
Redemptions	(45,584)	(736,111)	(116,073)	(1,452,055)

Net increase (decrease)	18,322	$205,544	(10,355)	$(276,498)

Increase (decrease) derived from capital shares transactions		$2,728,743		$67,913,417

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.31		$14.03	$13.19	$14.98	$12.36	$13.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.07)	(0.06)	(0.01)	(0.06)	(0.00	)(b)(c)
Net realized and unrealized gain (loss)	1.17		4.16	3.41	0.43	3.32	0.69

Total income (loss) from investment operations	1.12		4.09	3.35	0.42	3.26	0.69

Less Distributions
Distributions from net realized capital gains	(1.57)		(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Total distributions	(1.57)		(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Net Asset Value, End of Period	$15.86		$16.31	$14.03	$13.19	$14.98	$12.36

Total Return (%) (d)	7.03	(e)	34.34	26.88	0.55	27.04	6.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(f)	0.97	0.98	0.96	0.97	0.96
Net ratio of expenses to average net assets (%) (g)	0.86	(f)	0.88	0.89	0.88	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.64	)(f)	(0.52)	(0.45)	(0.09)	(0.45)	(0.00	)(c)(h)
Portfolio turnover rate (%)	25	(e)	57	47	44	40	53
Net assets, end of period (in millions)	$421.6		$428.9	$283.4	$240.4	$298.0	$280.6

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.57		$12.76	$12.22	$14.05	$11.66	$12.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)		(0.09)	(0.09)	(0.05)	(0.09)	(0.03	)(c)
Net realized and unrealized gain (loss)	1.05		3.71	3.14	0.43	3.12	0.66

Total income (loss) from investment operations	0.98		3.62	3.05	0.38	3.03	0.63

Less Distributions
Distributions from net realized capital gains	(1.57)		(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Total distributions	(1.57)		(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Net Asset Value, End of Period	$13.98		$14.57	$12.76	$12.22	$14.05	$11.66

Total Return (%) (d)	6.91	(e)	34.04	26.51	0.28	26.68	6.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(f)	1.22	1.23	1.21	1.22	1.21
Net ratio of expenses to average net assets (%) (g)	1.11	(f)	1.13	1.14	1.13	1.13	1.12
Ratio of net investment income (loss) to average net assets (%)	(0.89	)(f)	(0.78)	(0.70)	(0.33)	(0.70)	(0.25	)(c)
Portfolio turnover rate (%)	25	(e)	57	47	44	40	53
Net assets, end of period (in millions)	$72.7		$73.3	$63.8	$57.8	$66.0	$60.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.32		$13.31	$12.64	$14.45	$11.97	$12.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.08)	(0.08)	(0.03)	(0.08)	(0.02	)(c)
Net realized and unrealized gain (loss)	1.10		3.90	3.26	0.43	3.20	0.68

Total income (loss) from investment operations	1.04		3.82	3.18	0.40	3.12	0.66

Less Distributions
Distributions from net realized capital gains	(1.57)		(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Total distributions	(1.57)		(1.81)	(2.51)	(2.21)	(0.64)	(1.40)

Net Asset Value, End of Period	$14.79		$15.32	$13.31	$12.64	$14.45	$11.97

Total Return (%) (d)	6.97	(e)	34.15	26.68	0.43	26.74	6.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(f)	1.12	1.13	1.11	1.12	1.11
Net ratio of expenses to average net assets (%) (g)	1.01	(f)	1.03	1.04	1.03	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	(0.79	)(f)	(0.68)	(0.60)	(0.22)	(0.60)	(0.15	)(c)
Portfolio turnover rate (%)	25	(e)	57	47	44	40	53
Net assets, end of period (in millions)	$8.4		$8.4	$7.4	$7.0	$7.3	$6.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primary due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $17,813,713. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $17,348,538. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$119,522,975	$0	$168,405,404

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,245,920	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$371,407,268

Gross unrealized appreciation	162,698,553
Gross unrealized depreciation	(4,270,228)

Net unrealized appreciation (depreciation)	$158,428,325

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$621,360	$44,930,173	$56,813,390	$44,930,173	$57,434,750

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$45,973,633	$187,838,575	$—	$233,812,208

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned -1.75%, -1.94%, -1.81%, and -1.90%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index¹, returned -1.60%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy accelerated over the first half of 2021 as the COVID-19 pandemic continued to subside, and strong fiscal and monetary support remained accommodative. Success of the domestic vaccination program allowed many businesses to reopen, accelerating U.S. Gross Domestic Product growth to 6.4%. Policy responses to the pandemic included robust monetary policy, a near-zero Federal Reserve Funds Rate, multiple Congressional stimulus programs and an expansion of the Federal Reserve (the “Fed”) balance sheet.

The Fed’s current policy has remained unchanged through the last four announcements, focusing on the spread of COVID-19 and its effects on economic activity and employment. In June, the Fed stated that progress on vaccinations had reduced the spread of COVID-19 and strong policy support strengthened economic activity and employment. The Fed also noted that the path of the recovery was significantly dependent upon the course of the virus, and that risks to the economic outlook remained. The Federal Funds target rate remained at 0.00%—0.25%, despite core inflation of 5% year over year in May. Policymakers stated that this increase reflected transitory factors related to the recovery and expected long-term inflation would revert to the 2% target. The Fed will maintain its balance sheet expansion program, purchasing $80 billion of Treasuries and $40 billion of Agency Mortgage-Backed Securities (“MBS”), until substantial progress on employment and price stability is achieved.

U.S. Treasury rates rose substantially during the first half of 2021. The 10-year Treasury increased 53 basis points to 1.44% and the 30-year Treasury increased 42 basis points to 2.42%. The long-end of the curve flattened modestly as the difference between the 10-year and 30-year Treasury yield decreased 11 basis points to 0.62%. However, the intermediate part of the curve steepened as the 2-year and 10-year yield differential increased 41 basis points to 1.20%.

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) returned -1.60% in the first half of 2021. The best performing sectors were Asset Backed Securities and MBS, returning 0.18% and -0.77%, respectively. Treasuries were the worst performing sector, returning -2.58%. Option adjusted spreads tightened during the period with Commercial Mortgage-Backed Securities and Corporates spreads decreasing the most by 23 and 16 basis points, respectively. Option adjusted spreads for the Index decreased by 10 basis points, ending the quarter at 32 basis points.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, contributions, and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	-1.75	-0.72	2.80	3.16
Class B	-1.94	-1.07	2.53	2.89
Class E	-1.81	-0.86	2.65	3.00
Class G	-1.90	-1.02	2.49	2.85
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	66.9
Corporate Bonds & Notes	27.9
Foreign Government	1.9
Mortgage-Backed Securities	1.2
Municipals	0.6
Asset-Backed Securities	0.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.27%	$1,000.00	$982.50	$1.33
	Hypothetical*	0.27%	$1,000.00	$1,023.46	$1.35

Class B (a)	Actual	0.52%	$1,000.00	$980.60	$2.55
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class E (a)	Actual	0.42%	$1,000.00	$981.90	$2.06
	Hypothetical*	0.42%	$1,000.00	$1,022.71	$2.11

Class G (a)	Actual	0.57%	$1,000.00	$981.00	$2.80
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—66.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—27.9%
Fannie Mae 15 Yr. Pool
1.500%, 04/01/36	1,958,882	$1,983,235
1.500%, 05/01/36	4,935,465	4,996,825
2.000%, 11/01/35	11,617,303	11,985,817
2.000%, 12/01/35	4,582,102	4,727,452
2.500%, 12/01/27	1,272,351	1,327,402
2.500%, 02/01/28	1,035,591	1,080,730
2.500%, 07/01/28	1,905,415	1,991,312
2.500%, 10/01/28	1,165,697	1,219,012
2.500%, 03/01/30	1,199,379	1,254,873
2.500%, 09/01/31	2,023,508	2,119,048
2.500%, 01/01/32	642,908	673,263
2.500%, 04/01/32	1,472,490	1,538,519
2.500%, 09/01/32	383,623	400,825
2.500%, 12/01/34	1,231,433	1,290,408
2.500%, 09/01/35	1,094,789	1,143,065
3.000%, 01/01/27	406,359	427,219
3.000%, 02/01/27	681,764	716,761
3.000%, 03/01/27	323,907	340,560
3.000%, 01/01/29	2,065,216	2,178,401
3.000%, 10/01/29	817,109	861,869
3.000%, 06/01/30	1,038,251	1,096,686
3.000%, 02/01/33	1,864,486	1,965,293
3.000%, 01/01/36	1,327,122	1,396,610
3.500%, 02/01/26	478,432	510,877
3.500%, 03/01/26	302,952	323,965
3.500%, 05/01/29	797,948	854,241
3.500%, 08/01/32	297,830	318,658
3.500%, 03/01/34	483,400	516,064
4.000%, 06/01/24	48,312	51,500
4.000%, 11/01/24	321,799	343,034
4.500%, 08/01/24	103,046	107,681
4.500%, 06/01/25	194,512	204,999
5.000%, 01/01/22	3,493	3,504
5.000%, 02/01/24	35,655	36,354
Fannie Mae 20 Yr. Pool
2.000%, 02/01/41	2,923,290	2,981,984
2.000%, 06/01/41	2,490,892	2,543,573
2.500%, 02/01/41	2,406,496	2,498,129
3.000%, 02/01/33	776,326	823,070
3.000%, 08/01/35	968,851	1,024,739
3.000%, 05/01/36	1,136,074	1,198,801
3.500%, 04/01/32	625,195	667,060
3.500%, 09/01/35	879,855	941,039
3.500%, 07/01/38	694,172	732,664
4.000%, 02/01/31	284,460	307,547
4.000%, 03/01/38	696,339	753,979
4.500%, 08/01/30	165,452	179,344
5.000%, 02/01/24	32,429	35,377
5.000%, 09/01/25	42,690	46,706
5.500%, 07/01/23	18,028	18,657
5.500%, 01/01/24	14,371	15,009
5.500%, 07/01/24	43,866	46,338
5.500%, 07/01/25	49,850	53,595
7.000%, 10/01/21	116	116

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
1.500%, 03/01/51	3,938,119	3,864,018
1.500%, 04/01/51	4,946,304	4,853,233
2.000%, 10/01/50	12,066,451	12,196,735
2.000%, 11/01/50	9,466,742	9,568,957
2.000%, 12/01/50	4,800,812	4,852,648
2.000%, 01/01/51	11,647,374	11,773,133
2.000%, 02/01/51	4,885,935	4,938,690
2.000%, 04/01/51	9,893,401	10,000,219
2.000%, 05/01/51	4,965,983	5,019,600
2.000%, 06/01/51	8,975,793	9,072,704
2.500%, 01/01/50	1,495,795	1,546,481
2.500%, 03/01/50	1,412,310	1,460,770
2.500%, 05/01/50	3,231,114	3,341,980
2.500%, 07/01/50	5,137,414	5,313,689
2.500%, 08/01/50	9,124,234	9,437,306
2.500%, 09/01/50	7,298,779	7,549,216
2.500%, 11/01/50	1,795,321	1,857,033
2.500%, 12/01/50	2,775,378	2,870,992
2.500%, 01/01/51	2,836,854	2,934,803
2.500%, 02/01/51	1,444,987	1,494,990
2.500%, 05/01/51	3,977,782	4,116,338
2.500%, 07/01/51	5,000,000	5,173,864
3.000%, 08/01/42	889,415	944,349
3.000%, 09/01/42	841,159	892,040
3.000%, 11/01/42	1,299,942	1,391,840
3.000%, 12/01/42	2,585,225	2,746,966
3.000%, 01/01/43	600,024	636,319
3.000%, 03/01/43	2,508,302	2,679,307
3.000%, 05/01/43	1,505,101	1,597,837
3.000%, 07/01/43	4,255,539	4,531,310
3.000%, 09/01/43	779,863	827,914
3.000%, 05/01/45	1,783,628	1,900,730
3.000%, 05/01/46	1,151,190	1,210,796
3.000%, 06/01/46	1,543,780	1,623,713
3.000%, 08/01/46	1,641,158	1,726,133
3.000%, 02/01/47	2,129,220	2,239,466
3.000%, 11/01/49	1,174,849	1,224,564
3.000%, 12/01/49	2,061,687	2,148,930
3.000%, 01/01/50	2,153,222	2,244,339
3.000%, 02/01/50	1,053,270	1,097,841
3.000%, 04/01/50	2,395,354	2,496,436
3.000%, 05/01/50	4,149,450	4,324,553
3.000%, 07/01/50	1,528,530	1,593,585
3.000%, 08/01/50	6,364,259	6,637,056
3.500%, 12/01/40	645,640	692,967
3.500%, 03/01/42	699,257	754,384
3.500%, 04/01/42	928,528	996,380
3.500%, 05/01/42	1,131,993	1,214,713
3.500%, 06/01/42	799,044	857,434
3.500%, 08/01/42	473,348	507,938
3.500%, 09/01/42	1,951,908	2,099,300
3.500%, 10/01/42	1,044,456	1,120,780
3.500%, 01/01/43	723,343	776,201
3.500%, 02/01/43	1,391,164	1,513,001
3.500%, 06/01/43	937,872	1,011,762

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 08/01/44	988,642	$1,057,941
3.500%, 02/01/45	1,140,704	1,220,662
3.500%, 03/01/45	1,892,957	2,022,009
3.500%, 04/01/45	1,830,512	1,961,434
3.500%, 09/01/45	3,226,860	3,442,302
3.500%, 11/01/45	1,106,670	1,180,557
3.500%, 01/01/46	1,227,975	1,309,961
3.500%, 03/01/46	1,244,009	1,322,056
3.500%, 05/01/46	875,816	930,762
3.500%, 11/01/47	2,092,317	2,211,885
3.500%, 03/01/48	1,677,221	1,770,058
3.500%, 02/01/49	442,632	467,132
3.500%, 08/01/49	553,123	582,080
3.500%, 10/01/49	1,201,720	1,264,632
3.500%, 01/01/50	811,402	853,880
3.500%, 02/01/50	408,717	430,113
3.500%, 05/01/50	1,657,429	1,744,457
3.500%, 02/01/51	2,813,452	2,969,672
4.000%, 08/01/39	448,772	490,783
4.000%, 09/01/39	348,058	380,641
4.000%, 12/01/39	439,369	480,500
4.000%, 06/01/40	327,898	358,581
4.000%, 09/01/40	270,484	295,794
4.000%, 12/01/40	2,296,555	2,511,452
4.000%, 01/01/41	1,033,014	1,129,676
4.000%, 12/01/41	509,459	557,192
4.000%, 02/01/42	571,468	625,011
4.000%, 09/01/43	762,355	832,771
4.000%, 02/01/44	1,511,575	1,657,515
4.000%, 05/01/44	836,706	908,337
4.000%, 08/01/44	1,311,632	1,423,921
4.000%, 10/01/44	507,608	551,064
4.000%, 11/01/44	1,204,398	1,307,350
4.000%, 01/01/45	1,009,403	1,095,818
4.000%, 03/01/45	642,186	694,496
4.000%, 10/01/45	999,643	1,081,071
4.000%, 03/01/47	329,444	352,425
4.000%, 05/01/47	348,649	372,969
4.000%, 06/01/47	2,363,952	2,528,853
4.000%, 07/01/47	571,363	611,219
4.000%, 10/01/47	855,785	915,481
4.000%, 05/01/48	969,448	1,031,615
4.000%, 06/01/48	858,775	913,845
4.000%, 07/01/48	647,251	688,756
4.000%, 09/01/48	322,258	342,923
4.000%, 10/01/48	513,295	546,211
4.000%, 11/01/48	616,669	656,214
4.000%, 04/01/49	1,051,175	1,118,621
4.000%, 02/01/50	1,263,062	1,344,103
4.000%, 03/01/50	1,330,403	1,415,765
4.000%, 09/01/50	929,768	995,389
4.500%, 08/01/33	89,325	99,531
4.500%, 10/01/33	91,337	101,773
4.500%, 04/01/34	55,184	61,502
4.500%, 01/01/39	20,043	22,297

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 07/01/39	608,817	674,849
4.500%, 09/01/39	800,026	886,796
4.500%, 10/01/39	370,069	410,206
4.500%, 05/01/40	563,666	625,661
4.500%, 08/01/40	723,044	801,052
4.500%, 11/01/40	421,432	466,900
4.500%, 12/01/40	908,845	1,006,900
4.500%, 04/01/41	2,246,212	2,489,069
4.500%, 05/01/41	474,251	525,595
4.500%, 03/01/44	328,222	362,262
4.500%, 08/01/47	869,674	943,630
4.500%, 08/01/48	1,528,829	1,644,066
4.500%, 10/01/48	512,473	551,101
4.500%, 12/01/48	656,179	705,640
4.500%, 09/01/50	1,873,302	2,023,851
5.000%, 07/01/33	51,110	57,689
5.000%, 08/01/33	221,220	249,693
5.000%, 09/01/33	80,679	91,063
5.000%, 10/01/33	893,316	1,008,293
5.000%, 03/01/34	99,100	111,855
5.000%, 04/01/34	198,179	224,554
5.000%, 05/01/34	33,490	38,091
5.000%, 09/01/34	119,970	136,452
5.000%, 02/01/35	52,072	59,225
5.000%, 04/01/35	40,029	45,520
5.000%, 05/01/35	16,621	18,901
5.000%, 11/01/35	67,226	76,447
5.000%, 03/01/36	223,361	254,001
5.000%, 07/01/37	169,788	193,120
5.000%, 01/01/39	169,384	192,661
5.000%, 04/01/40	549,638	625,099
5.000%, 07/01/41	393,270	447,455
5.000%, 04/01/49	952,751	1,040,759
5.500%, 10/01/32	11,139	12,170
5.500%, 02/01/33	41,009	47,063
5.500%, 03/01/33	83,043	90,927
5.500%, 08/01/33	342,309	396,835
5.500%, 10/01/33	44,685	51,780
5.500%, 12/01/33	247,700	281,724
5.500%, 02/01/34	48,364	53,143
5.500%, 03/01/34	60,310	69,692
5.500%, 04/01/34	20,133	23,158
5.500%, 06/01/34	88,554	102,320
5.500%, 09/01/34	82,344	95,180
5.500%, 12/01/34	60,406	70,083
5.500%, 01/01/35	64,684	74,887
5.500%, 04/01/35	8,621	9,408
5.500%, 06/01/35	74,660	85,810
5.500%, 01/01/37	78,191	91,060
5.500%, 05/01/37	48,711	56,339
5.500%, 05/01/38	31,401	36,458
5.500%, 06/01/38	43,094	50,024
6.000%, 08/01/28	942	948
6.000%, 11/01/28	215	236
6.000%, 12/01/28	359	404

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 06/01/31	27,448	$30,414
6.000%, 09/01/32	36,394	42,326
6.000%, 01/01/33	7,884	8,961
6.000%, 02/01/33	43,010	49,439
6.000%, 03/01/33	47,488	49,706
6.000%, 04/01/33	76,627	83,666
6.000%, 05/01/33	71,134	78,714
6.000%, 05/01/34	62,216	67,806
6.000%, 09/01/34	58,289	65,540
6.000%, 11/01/34	119,077	139,819
6.000%, 01/01/35	39,148	44,261
6.000%, 07/01/36	19,688	23,099
6.000%, 09/01/36	56,483	66,475
6.000%, 07/01/37	42,576	47,545
6.000%, 08/01/37	89,082	104,716
6.000%, 09/01/37	146,455	172,149
6.000%, 10/01/37	55,549	65,077
6.000%, 05/01/38	233,325	275,647
6.000%, 12/01/38	58,635	68,856
6.500%, 05/01/28	16,062	18,113
6.500%, 12/01/28	45,862	49,041
6.500%, 03/01/29	1,652	1,860
6.500%, 04/01/29	10,842	12,341
6.500%, 05/01/29	1,173	1,303
6.500%, 08/01/29	417	462
6.500%, 05/01/30	10,758	11,401
6.500%, 09/01/31	3,186	3,466
6.500%, 06/01/32	9,210	10,851
6.500%, 10/01/33	30,753	33,562
6.500%, 10/01/34	121,591	143,701
6.500%, 10/01/37	18,492	21,345
7.000%, 06/01/26	207	220
7.000%, 06/01/28	4,946	5,205
7.000%, 10/01/29	2,911	3,371
7.000%, 12/01/29	2,287	2,452
7.000%, 06/01/32	22,676	26,550
7.000%, 10/01/37	68,268	82,928
7.500%, 09/01/25	1,173	1,278
7.500%, 06/01/26	1,476	1,648
7.500%, 07/01/29	4,124	4,752
7.500%, 10/01/29	2,027	2,161
8.000%, 11/01/29	52	61
8.000%, 05/01/30	12,937	14,358
8.000%, 11/01/30	762	877
8.000%, 01/01/31	768	867
8.000%, 02/01/31	2,164	2,588
Fannie Mae-ACES 1.610%, 03/25/31	1,857,250	1,887,062
2.190%, 01/25/30	1,435,000	1,507,921
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	473,970	494,980
2.500%, 02/01/28	970,732	1,015,368
2.500%, 04/01/28	810,360	846,208
2.500%, 12/01/29	1,147,278	1,199,407

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
2.500%, 01/01/31	1,600,509	1,674,901
2.500%, 01/01/32	2,662,479	2,789,089
3.000%, 03/01/27	376,733	396,173
3.000%, 05/01/27	514,492	541,098
3.000%, 11/01/28	700,864	739,126
3.000%, 12/01/29	1,225,804	1,293,269
3.000%, 05/01/31	1,467,721	1,552,775
3.500%, 12/01/25	365,219	390,493
3.500%, 05/01/26	132,269	141,221
3.500%, 09/01/30	1,116,782	1,198,079
4.000%, 05/01/25	168,613	180,020
4.000%, 08/01/25	75,545	80,656
4.000%, 10/01/25	147,457	157,439
5.500%, 01/01/24	50,091	51,945
Freddie Mac 15 Yr. Pool
1.500%, 03/01/36	1,940,612	1,964,738
1.500%, 05/01/36	4,936,611	4,997,986
2.000%, 10/01/35	3,394,189	3,501,854
2.000%, 11/01/35	2,640,605	2,724,366
2.000%, 06/01/36	2,982,223	3,077,776
2.500%, 08/01/35	1,873,378	1,954,630
3.000%, 10/01/32	751,476	792,254
3.000%, 03/01/35	1,291,628	1,360,411
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	1,240,847	1,324,062
3.000%, 02/01/37	1,311,360	1,384,548
3.500%, 04/01/32	731,623	780,965
4.000%, 01/01/31	314,212	339,873
4.000%, 08/01/31	326,486	353,905
4.500%, 05/01/29	75,343	81,703
5.000%, 03/01/27	35,703	39,237
Freddie Mac 20 Yr. Pool
2.000%, 03/01/41	2,450,914	2,502,927
2.500%, 02/01/41	1,939,851	2,013,964
Freddie Mac 30 Yr. Gold Pool
1.500%, 04/01/51	4,943,354	4,850,336
3.000%, 10/01/42	1,261,548	1,338,411
3.000%, 01/01/43	978,658	1,038,285
3.000%, 03/01/43	3,617,959	3,858,573
3.000%, 04/01/43	1,999,767	2,130,711
3.000%, 06/01/43	1,094,136	1,168,824
3.000%, 07/01/43	1,589,044	1,687,569
3.000%, 06/01/45	1,526,126	1,610,272
3.000%, 06/01/46	1,558,867	1,640,257
3.000%, 11/01/46	1,726,554	1,816,700
3.000%, 01/01/47	2,957,298	3,111,702
3.500%, 01/01/42	477,903	513,168
3.500%, 03/01/42	429,493	461,085
3.500%, 02/01/43	733,339	787,281
3.500%, 05/01/43	1,077,254	1,156,401
3.500%, 06/01/43	714,427	766,917
3.500%, 06/01/44	599,093	641,399
3.500%, 10/01/44	723,795	774,908
3.500%, 11/01/44	1,353,194	1,461,508
3.500%, 12/01/44	874,486	936,240

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 05/01/45	1,122,615	$1,198,064
3.500%, 08/01/45	1,823,146	1,972,052
3.500%, 11/01/45	1,143,762	1,220,632
3.500%, 12/01/45	695,085	741,800
3.500%, 03/01/46	2,029,185	2,161,763
3.500%, 06/01/47	942,970	997,209
3.500%, 08/01/47	639,721	676,517
3.500%, 11/01/47	831,504	879,331
4.000%, 06/01/39	265,979	291,052
4.000%, 12/01/39	507,323	555,146
4.000%, 11/01/40	390,230	426,928
4.000%, 04/01/41	462,778	506,333
4.000%, 09/01/41	403,956	441,974
4.000%, 10/01/41	1,172,007	1,282,310
4.000%, 11/01/41	342,943	375,219
4.000%, 07/01/44	969,010	1,052,308
4.000%, 10/01/44	751,536	816,139
4.000%, 07/01/45	1,214,177	1,314,022
4.000%, 01/01/46	1,153,668	1,248,537
4.000%, 02/01/46	634,585	686,769
4.000%, 06/01/47	1,056,520	1,130,548
4.000%, 10/01/47	557,169	596,208
4.000%, 11/01/47	553,314	592,084
4.000%, 03/01/48	877,294	938,764
4.000%, 05/01/48	417,208	444,125
4.000%, 10/01/48	480,733	511,748
4.000%, 11/01/48	567,542	604,158
4.000%, 01/01/49	336,914	358,651
4.500%, 10/01/35	153,416	171,559
4.500%, 06/01/38	222,520	248,836
4.500%, 02/01/39	152,983	170,341
4.500%, 03/01/39	160,697	178,222
4.500%, 04/01/39	283,178	314,060
4.500%, 09/01/39	236,249	262,013
4.500%, 10/01/39	610,990	677,621
4.500%, 11/01/39	170,301	188,873
4.500%, 01/01/40	206,607	229,138
4.500%, 05/01/40	246,490	273,204
4.500%, 11/01/40	394,899	437,698
4.500%, 02/01/41	84,954	94,183
4.500%, 05/01/41	220,107	244,027
4.500%, 06/01/41	149,293	165,518
4.500%, 12/01/43	340,621	378,541
4.500%, 12/01/45	451,062	498,156
4.500%, 08/01/47	797,773	866,100
4.500%, 08/01/48	357,197	384,267
4.500%, 10/01/48	645,261	694,137
4.500%, 12/01/48	401,075	431,470
5.000%, 10/01/33	294,378	332,440
5.000%, 03/01/34	37,149	42,274
5.000%, 08/01/35	197,745	224,941
5.000%, 09/01/35	59,792	68,015
5.000%, 10/01/35	54,924	62,475
5.000%, 01/01/36	177,986	202,461
5.000%, 04/01/38	91,408	104,030

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 11/01/39	546,080	621,447
5.000%, 05/01/40	592,914	674,789
5.500%, 06/01/34	98,596	112,657
5.500%, 10/01/35	81,583	91,666
5.500%, 12/01/35	189,150	219,395
5.500%, 01/01/36	151,637	176,246
5.500%, 12/01/37	138,783	160,820
5.500%, 04/01/38	611,890	710,956
5.500%, 07/01/38	72,378	84,376
5.500%, 08/01/38	192,400	223,338
6.000%, 11/01/28	2,739	3,032
6.000%, 12/01/28	2,030	2,288
6.000%, 04/01/29	1,287	1,424
6.000%, 06/01/31	1,124	1,247
6.000%, 07/01/31	253	292
6.000%, 09/01/31	40,736	43,764
6.000%, 11/01/32	10,242	11,712
6.000%, 06/01/34	37,385	41,375
6.000%, 11/01/35	33,890	39,117
6.000%, 02/01/36	40,220	44,930
6.000%, 08/01/36	22,337	26,164
6.000%, 10/01/36	64,122	75,640
6.000%, 11/01/36	20,054	22,261
6.000%, 01/01/37	22,639	25,640
6.000%, 02/01/38	65,557	77,199
6.000%, 11/01/39	547,681	647,480
6.000%, 04/01/40	172,063	205,097
6.500%, 02/01/30	3,877	4,341
6.500%, 08/01/31	3,378	3,962
6.500%, 10/01/31	5,445	5,950
6.500%, 11/01/31	7,936	9,354
6.500%, 03/01/32	136,169	159,710
6.500%, 04/01/32	122,818	144,120
6.500%, 09/01/36	160,566	193,217
6.500%, 11/01/37	45,995	54,516
7.000%, 12/01/27	502	570
7.000%, 11/01/28	1,003	1,155
7.000%, 04/01/29	1,297	1,507
7.000%, 05/01/29	469	522
7.000%, 07/01/29	183	194
7.000%, 01/01/31	34,271	37,047
7.500%, 10/01/27	3,023	3,433
7.500%, 10/01/29	5,038	5,908
7.500%, 05/01/30	9,082	10,535
8.000%, 02/01/27	1,199	1,359
8.000%, 10/01/28	2,102	2,391
Freddie Mac 30 Yr. Pool
1.500%, 03/01/51	3,935,903	3,861,842
1.500%, 05/01/51	4,964,355	4,870,941
2.000%, 10/01/50	10,125,071	10,234,374
2.000%, 11/01/50	4,721,339	4,772,307
2.000%, 12/01/50	7,679,504	7,762,407
2.000%, 01/01/51	11,632,061	11,757,633
2.000%, 02/01/51	4,879,116	4,931,787
2.000%, 05/01/51	8,934,659	9,031,092

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool
2.000%, 06/01/51	4,984,668	$5,038,468
2.500%, 03/01/50	2,469,306	2,554,046
2.500%, 07/01/50	9,351,328	9,672,244
2.500%, 09/01/50	4,130,706	4,272,462
2.500%, 10/01/50	3,340,577	3,455,218
2.500%, 12/01/50	4,616,275	4,775,335
2.500%, 04/01/51	5,425,632	5,614,529
2.500%, 07/01/51	7,000,000	7,246,875
3.000%, 01/01/48	663,668	695,439
3.000%, 09/01/49	1,656,175	1,726,347
3.000%, 12/01/49	2,097,525	2,186,397
3.000%, 02/01/50	1,063,795	1,108,867
3.000%, 04/01/50	1,908,432	1,988,992
3.000%, 05/01/50	1,741,039	1,814,533
3.000%, 07/01/50	1,604,247	1,672,547
3.000%, 11/01/50	1,674,397	1,747,712
3.500%, 10/01/47	846,071	894,413
3.500%, 04/01/49	649,226	683,238
3.500%, 05/01/49	408,739	430,153
3.500%, 10/01/49	883,597	929,888
3.500%, 03/01/50	1,247,202	1,312,542
3.500%, 06/01/50	2,270,214	2,390,764
3.500%, 08/01/50	3,008,202	3,169,755
4.000%, 02/01/49	328,334	349,458
4.000%, 06/01/49	657,710	700,063
4.000%, 06/01/50	1,764,602	1,888,780
4.500%, 01/01/49	352,357	378,971
4.500%, 09/01/49	966,201	1,039,354
Freddie Mac Multifamily Structured Pass-Through Certificates
2.519%, 07/25/29	2,250,000	2,423,615
2.785%, 06/25/29	1,800,000	1,969,726
3.117%, 06/25/27	2,000,000	2,205,769
3.171%, 10/25/24	975,000	1,048,941
3.187%, 09/25/27 (a)	1,265,000	1,405,553
3.194%, 07/25/27	685,000	759,435
3.780%, 11/25/51 (a)	4,000,000	4,604,677
3.920%, 09/25/28 (a)	2,900,000	3,383,504
3.926%, 07/25/28 (a)	2,500,000	2,913,405
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	778,424	817,799
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	951,168	1,009,282
3.000%, 12/15/42	971,347	1,037,716
3.000%, 02/15/43	694,889	742,368
3.000%, 03/15/43	698,770	741,413
3.000%, 05/15/43	1,004,022	1,065,294
3.000%, 07/15/43	637,389	676,287
3.500%, 02/15/42	250,519	273,032
4.000%, 07/15/39	626,356	691,060
4.000%, 07/15/40	348,577	384,846
4.500%, 01/15/39	104,805	117,479
4.500%, 04/15/39	303,266	339,639
4.500%, 05/15/39	592,623	664,616
4.500%, 08/15/39	264,172	295,856
4.500%, 01/15/40	285,553	319,801

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 04/15/40	102,890	115,464
4.500%, 02/15/41	129,538	145,092
4.500%, 04/15/41	81,185	90,960
5.000%, 12/15/35	111,799	127,016
5.000%, 12/15/36	61,794	68,444
5.000%, 01/15/39	342,923	393,772
5.000%, 02/15/39	54,279	62,975
5.000%, 08/15/39	434,753	498,141
5.000%, 09/15/39	80,307	91,937
5.000%, 12/15/39	213,052	244,224
5.000%, 05/15/40	257,509	291,145
5.500%, 03/15/36	52,269	57,825
5.500%, 01/15/37	152,964	172,965
5.500%, 11/15/37	261,232	302,449
5.500%, 09/15/38	19,521	21,287
5.500%, 08/15/39	298,188	346,724
6.000%, 01/15/29	1,154	1,254
6.000%, 01/15/33	88,695	102,602
6.000%, 03/15/35	65,254	76,548
6.000%, 12/15/35	48,623	55,581
6.000%, 06/15/36	56,096	65,931
6.000%, 09/15/36	55,069	64,176
6.000%, 07/15/38	409,167	483,439
6.500%, 05/15/23	332	333
6.500%, 02/15/27	9,171	9,964
6.500%, 07/15/28	4,788	5,240
6.500%, 08/15/28	4,518	4,977
6.500%, 11/15/28	2,357	2,661
6.500%, 12/15/28	4,565	4,899
6.500%, 07/15/29	1,493	1,588
6.500%, 05/15/36	89,494	106,087
7.000%, 01/15/28	698	776
7.000%, 05/15/28	3,760	4,002
7.000%, 06/15/28	4,246	4,788
7.000%, 10/15/28	4,525	5,016
7.000%, 09/15/29	926	938
7.000%, 01/15/31	1,023	1,091
7.000%, 03/15/31	544	601
7.000%, 07/15/31	169,890	198,140
7.000%, 08/15/31	36,350	42,649
7.000%, 07/15/32	11,522	13,594
8.000%, 08/15/26	885	982
8.000%, 09/15/26	1,512	1,602
9.000%, 11/15/24	11	11
Ginnie Mae II 30 Yr. Pool
2.000%, 11/20/50	5,800,978	5,912,436
2.000%, 01/20/51	2,934,353	2,990,732
2.000%, 03/20/51	4,909,698	5,004,174
2.000%, 04/20/51	4,965,913	5,061,471
2.000%, 05/20/51	10,966,215	11,177,236
2.000%, 06/20/51	2,500,000	2,567,282
2.500%, 02/20/50	1,584,747	1,639,635
2.500%, 06/20/50	5,366,045	5,551,900
2.500%, 07/20/50	3,827,860	3,960,440
2.500%, 09/20/50	6,236,689	6,452,700

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
2.500%, 10/20/50	1,890,286	$1,955,757
2.500%, 11/20/50	2,887,274	2,987,276
2.500%, 12/20/50	2,907,313	3,008,009
2.500%, 04/20/51	2,977,766	3,083,504
2.500%, 06/20/51	3,000,000	3,111,905
3.000%, 12/20/42	946,323	1,009,462
3.000%, 03/20/43	1,618,262	1,742,466
3.000%, 12/20/44	892,156	945,136
3.000%, 04/20/45	830,224	879,077
3.000%, 08/20/45	1,425,405	1,509,279
3.000%, 11/20/45	784,259	830,407
3.000%, 01/20/46	1,327,468	1,405,579
3.000%, 09/20/46	1,517,329	1,598,180
3.000%, 10/20/46	1,537,949	1,619,899
3.000%, 11/20/46	1,604,388	1,689,878
3.000%, 01/20/47	1,636,345	1,723,537
3.000%, 04/20/47	707,217	744,003
3.000%, 02/20/48	1,096,264	1,153,286
3.000%, 10/20/49	1,307,530	1,366,199
3.000%, 12/20/49	2,378,652	2,484,677
3.000%, 01/20/50	3,347,136	3,495,336
3.000%, 05/20/50	2,508,179	2,618,291
3.000%, 07/20/50	1,637,602	1,710,372
3.000%, 11/20/50	3,743,400	3,911,751
3.000%, 05/20/51	2,491,095	2,616,039
3.500%, 12/20/41	554,774	600,031
3.500%, 08/20/42	526,274	569,941
3.500%, 01/20/43	729,423	789,947
3.500%, 05/20/43	1,129,554	1,219,582
3.500%, 07/20/44	1,187,076	1,272,643
3.500%, 02/20/45	1,237,782	1,327,005
3.500%, 06/20/45	790,834	843,314
3.500%, 08/20/45	1,861,527	1,985,059
3.500%, 09/20/45	2,134,660	2,276,317
3.500%, 10/20/45	1,241,707	1,324,107
3.500%, 12/20/45	1,143,898	1,219,808
3.500%, 01/20/46	1,089,361	1,161,651
3.500%, 02/20/46	898,112	957,711
3.500%, 06/20/46	1,033,333	1,099,745
3.500%, 02/20/47	1,604,362	1,707,473
3.500%, 03/20/47	1,395,112	1,476,841
3.500%, 09/20/47	606,051	641,555
3.500%, 10/20/48	295,165	311,564
3.500%, 05/20/49	585,711	622,076
3.500%, 07/20/49	646,895	685,968
3.500%, 09/20/49	1,795,978	1,901,430
3.500%, 10/20/49	1,144,342	1,211,533
3.500%, 11/20/49	1,595,706	1,688,054
3.500%, 12/20/49	1,047,095	1,106,811
3.500%, 02/20/50	1,348,879	1,424,670
3.500%, 06/20/50	1,322,991	1,390,584
3.500%, 02/20/51	1,928,086	2,026,595
4.000%, 11/20/40	501,786	551,753
4.000%, 12/20/40	698,045	767,555
4.000%, 05/20/43	1,295,578	1,422,366

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 11/20/43	346,264	378,441
4.000%, 04/20/44	494,211	537,528
4.000%, 05/20/44	592,475	644,404
4.000%, 09/20/44	964,446	1,048,977
4.000%, 10/20/44	1,373,843	1,494,258
4.000%, 11/20/44	260,398	283,221
4.000%, 10/20/45	958,743	1,041,486
4.000%, 11/20/45	516,139	560,684
4.000%, 02/20/47	1,122,038	1,202,850
4.000%, 03/20/47	221,756	237,727
4.000%, 04/20/47	911,945	973,375
4.000%, 09/20/47	834,062	890,246
4.000%, 07/20/48	616,451	654,953
4.000%, 08/20/48	438,902	466,145
4.000%, 09/20/48	778,311	826,320
4.000%, 07/20/49	904,655	956,450
4.000%, 05/20/50	1,215,995	1,285,494
4.500%, 08/20/40	410,180	458,411
4.500%, 12/20/40	297,001	331,924
4.500%, 04/20/41	230,171	256,910
4.500%, 03/20/42	226,849	253,203
4.500%, 10/20/43	302,028	335,665
4.500%, 02/20/44	630,429	700,641
4.500%, 04/20/45	536,837	596,625
4.500%, 03/20/47	556,939	604,312
4.500%, 11/20/47	528,538	570,052
4.500%, 08/20/48	1,205,066	1,289,772
4.500%, 03/20/49	463,862	494,784
5.000%, 08/20/40	205,303	233,228
5.000%, 10/20/40	231,546	263,039
5.000%, 06/20/44	489,002	555,513
5.000%, 10/20/48	532,137	577,669
5.000%, 01/20/49	391,475	424,971
6.500%, 06/20/31	9,750	11,351
6.500%, 11/20/38	208,531	250,296
7.500%, 02/20/28	985	1,106

		760,190,130

Federal Agencies—1.5%
Federal Farm Credit Banks Funding Corp. 0.125%, 05/10/23	6,000,000	5,992,380
Federal Home Loan Bank
2.875%, 09/13/24	4,600,000	4,943,022
3.250%, 11/16/28	2,700,000	3,067,983
Federal Home Loan Mortgage Corp.
0.250%, 06/08/22	4,000,000	4,006,120
0.250%, 08/24/23	1,500,000	1,499,385
1.500%, 02/12/25	2,500,000	2,579,225
6.250%, 07/15/32 (b)	1,600,000	2,351,280
6.750%, 03/15/31	900,000	1,322,712
Federal National Mortgage Association
0.750%, 10/08/27	1,500,000	1,464,870
2.125%, 04/24/26	3,500,000	3,709,405
2.625%, 09/06/24	3,800,000	4,057,602

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association
6.625%, 11/15/30	1,450,000	$2,097,817
Tennessee Valley Authority
3.500%, 12/15/42	1,600,000	1,881,504
5.250%, 09/15/39	1,350,000	1,924,209

		40,897,514

U.S. Treasury—37.5%
U.S. Treasury Bonds
1.125%, 05/15/40 (b)	7,100,000	6,130,406
1.125%, 08/15/40 (b)	6,200,000	5,333,938
1.250%, 05/15/50	6,200,000	5,061,719
1.375%, 11/15/40	7,500,000	6,737,109
1.375%, 08/15/50 (b)	8,400,000	7,079,625
1.625%, 11/15/50 (b)	10,500,000	9,427,031
1.875%, 02/15/41	5,200,000	5,091,938
1.875%, 02/15/51	6,100,000	5,820,734
2.000%, 02/15/50	8,600,000	8,446,813
2.250%, 08/15/46	3,000,000	3,100,781
2.250%, 08/15/49	10,000,000	10,356,250
2.500%, 05/15/46	4,800,000	5,198,250
2.750%, 08/15/42	4,820,000	5,427,772
2.750%, 11/15/42	1,200,000	1,350,563
2.750%, 08/15/47	3,000,000	3,410,625
2.750%, 11/15/47	800,000	910,250
2.875%, 05/15/43	3,260,000	3,746,453
2.875%, 08/15/45 (b)	5,200,000	6,010,063
2.875%, 11/15/46	4,600,000	5,336,000
2.875%, 05/15/49	2,300,000	2,692,438
3.000%, 11/15/44	2,600,000	3,059,469
3.000%, 05/15/45 (b)	3,100,000	3,654,609
3.000%, 02/15/47	3,000,000	3,562,500
3.000%, 05/15/47	5,800,000	6,892,938
3.000%, 08/15/48 (b)	9,700,000	11,576,344
3.000%, 02/15/49	7,300,000	8,736,047
3.125%, 11/15/41	3,000,000	3,573,281
3.125%, 02/15/43	3,270,000	3,904,584
3.125%, 08/15/44	4,700,000	5,637,797
3.375%, 05/15/44	3,000,000	3,738,750
3.375%, 11/15/48	10,000,000	12,762,500
3.500%, 02/15/39	1,872,000	2,338,830
3.625%, 08/15/43	2,600,000	3,345,875
3.625%, 02/15/44	2,420,000	3,125,959
3.750%, 08/15/41	2,800,000	3,634,750
3.750%, 11/15/43	2,600,000	3,411,281
4.250%, 05/15/39 (b)	2,200,000	3,007,469
4.250%, 11/15/40	2,780,000	3,831,622
4.375%, 11/15/39	1,900,000	2,640,406
4.375%, 05/15/40	1,220,000	1,703,425
4.375%, 05/15/41 (b)	1,350,000	1,895,063
4.500%, 02/15/36	600,000	823,125
4.500%, 05/15/38	2,000,000	2,790,000
4.625%, 02/15/40	1,300,000	1,864,281
5.000%, 05/15/37	1,560,000	2,272,238
5.250%, 02/15/29 (b)	750,000	965,859

U.S. Treasury—(Continued)
U.S. Treasury Bonds
6.250%, 08/15/23	7,700,000	8,667,914
6.250%, 05/15/30	2,500,000	3,524,609
7.125%, 02/15/23 (b)	11,125,000	12,361,787
7.250%, 08/15/22	6,120,000	6,600,994
U.S. Treasury Notes
0.125%, 07/31/22 (b)	10,000,000	10,001,953
0.125%, 08/31/22	5,000,000	5,000,391
0.125%, 09/30/22 (b)	5,000,000	4,999,414
0.125%, 10/31/22	4,000,000	3,998,750
0.125%, 11/30/22	7,000,000	6,996,719
0.125%, 02/28/23	14,000,000	13,984,141
0.125%, 03/31/23	4,000,000	3,994,219
0.125%, 07/15/23	13,500,000	13,465,195
0.125%, 08/15/23	8,000,000	7,976,250
0.125%, 09/15/23	12,000,000	11,956,875
0.125%, 10/15/23 (b)	15,000,000	14,935,547
0.250%, 06/15/23 (b)	15,000,000	15,002,930
0.250%, 06/30/25	23,100,000	22,690,336
0.250%, 07/31/25 (b)	7,000,000	6,867,109
0.250%, 08/31/25	5,100,000	4,998,000
0.250%, 09/30/25	13,000,000	12,725,781
0.375%, 04/15/24	4,000,000	3,995,312
0.375%, 11/30/25	6,100,000	5,990,391
0.375%, 01/31/26	15,200,000	14,897,188
0.375%, 07/31/27	3,100,000	2,971,641
0.375%, 09/30/27	6,300,000	6,019,945
0.500%, 03/31/25	4,000,000	3,980,313
0.500%, 02/28/26 (b)	6,100,000	6,008,023
0.500%, 04/30/27	8,000,000	7,758,750
0.500%, 10/31/27 (b)	13,100,000	12,596,469
0.625%, 11/30/27	7,000,000	6,776,328
0.625%, 12/31/27	7,200,000	6,960,656
0.625%, 05/15/30	10,000,000	9,348,437
0.625%, 08/15/30 (b)	11,100,000	10,343,812
0.750%, 03/31/26	13,100,000	13,041,152
0.750%, 01/31/28	13,100,000	12,754,078
0.875%, 11/15/30 (b)	14,200,000	13,505,531
1.125%, 02/28/25	3,800,000	3,869,469
1.125%, 02/15/31 (b)	11,500,000	11,167,578
1.250%, 07/31/23	8,600,000	8,776,703
1.250%, 04/30/28	6,000,000	6,020,625
1.500%, 10/31/24 (b)	8,100,000	8,358,820
1.500%, 11/30/24	7,600,000	7,842,250
1.500%, 08/15/26	5,600,000	5,766,688
1.500%, 01/31/27	8,000,000	8,223,125
1.500%, 02/15/30	8,300,000	8,383,000
1.625%, 11/15/22	12,800,000	13,059,000
1.625%, 05/31/23	7,900,000	8,108,918
1.625%, 02/15/26 (b)	6,400,000	6,634,000
1.625%, 05/15/26	10,900,000	11,298,531
1.625%, 09/30/26	6,000,000	6,215,625
1.625%, 08/15/29 (b)	4,500,000	4,602,656
1.625%, 05/15/31	4,000,000	4,062,500
1.750%, 05/15/23	12,720,000	13,079,737
1.750%, 06/30/24	7,600,000	7,893,906

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.875%, 08/31/22	7,400,000	$7,550,891
1.875%, 09/30/22 (b)	16,900,000	17,267,047
1.875%, 08/31/24	10,200,000	10,640,672
1.875%, 06/30/26	6,900,000	7,235,836
2.000%, 11/30/22	6,700,000	6,874,305
2.000%, 02/15/23	6,900,000	7,101,879
2.000%, 05/31/24	8,400,000	8,779,312
2.000%, 02/15/25 (b)	7,600,000	7,979,406
2.000%, 08/15/25	5,100,000	5,366,953
2.000%, 11/15/26	7,300,000	7,703,211
2.125%, 12/31/22 (b)	7,200,000	7,410,094
2.125%, 02/29/24	12,000,000	12,555,000
2.125%, 03/31/24	13,100,000	13,716,109
2.125%, 05/15/25 (b)	16,500,000	17,420,391
2.125%, 05/31/26	6,800,000	7,212,250
2.250%, 11/15/24	6,700,000	7,083,156
2.250%, 11/15/25	10,800,000	11,491,031
2.250%, 02/15/27	7,800,000	8,337,469
2.250%, 08/15/27	6,100,000	6,523,664
2.250%, 11/15/27	7,600,000	8,129,625
2.375%, 08/15/24	9,600,000	10,164,000
2.375%, 05/15/27	8,000,000	8,612,500
2.375%, 05/15/29	6,800,000	7,338,688
2.500%, 03/31/23	7,800,000	8,111,391
2.500%, 02/28/26	6,700,000	7,214,539
2.625%, 12/31/23	6,900,000	7,290,281
2.625%, 02/15/29	8,300,000	9,101,469
2.750%, 04/30/23	7,500,000	7,845,996
2.750%, 08/31/23 (b)	4,800,000	5,055,750
2.750%, 11/15/23 (b)	6,335,000	6,698,273
2.750%, 02/15/24	12,400,000	13,170,156
2.750%, 02/28/25	6,900,000	7,435,289
2.750%, 02/15/28 (b)	16,000,000	17,630,000
2.875%, 04/30/25	8,400,000	9,110,062
2.875%, 07/31/25	6,600,000	7,175,438
2.875%, 05/15/28	5,900,000	6,554,531
2.875%, 08/15/28	6,000,000	6,672,188
3.125%, 11/15/28	8,000,000	9,050,000

		1,023,086,683

Total U.S. Treasury & Government Agencies (Cost $1,781,120,567)		1,824,174,327

Corporate Bonds & Notes—27.9%

Aerospace/Defense—0.6%
Boeing Co. (The)
5.150%, 05/01/30	3,800,000	4,503,190
5.930%, 05/01/60	1,100,000	1,517,274
7.250%, 06/15/25	460,000	557,074
Lockheed Martin Corp.
3.550%, 01/15/26 (b)	1,000,000	1,105,460
4.090%, 09/15/52	954,000	1,192,376

Aerospace/Defense—(Continued)
Northrop Grumman Corp. 3.250%, 01/15/28	1,100,000	1,200,507
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	750,525
Raytheon Technologies Corp.
3.125%, 05/04/27 (b)	2,000,000	2,175,000
4.500%, 06/01/42	2,645,000	3,292,205
7.500%, 09/15/29 (b)	200,000	279,592

		16,573,203

Agriculture—0.3%
Altria Group, Inc.
4.000%, 01/31/24 (b)	1,000,000	1,083,750
5.950%, 02/14/49 (b)	1,200,000	1,536,180
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	2,000,000	2,164,540
Reynolds American, Inc. 4.450%, 06/12/25	3,800,000	4,212,946

		8,997,416

Airlines—0.1%
Southwest Airlines Co. 5.125%, 06/15/27 (b)	1,900,000	2,237,383

Apparel—0.1%
NIKE, Inc. 2.750%, 03/27/27 (b)	2,000,000	2,157,280

Auto Manufacturers—0.4%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	1,159,048
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,589,994
General Motors Financial Co., Inc. 4.350%, 01/17/27	3,200,000	3,598,816
Toyota Motor Credit Corp.
3.300%, 01/12/22	2,000,000	2,032,360
3.375%, 04/01/30 (b)	2,600,000	2,915,718

		11,295,936

Banks—5.6%
Banco Santander S.A. 4.379%, 04/12/28 (b)	2,200,000	2,513,214
Bank of America Corp.
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,000,000	2,919,000
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	2,060,160
3.300%, 01/11/23	4,075,000	4,252,629
4.100%, 07/24/23 (b)	2,905,000	3,121,655
4.200%, 08/26/24	3,000,000	3,292,800
5.875%, 02/07/42	3,000,000	4,313,070
Bank of New York Mellon Corp. (The) 3.442%, 3M LIBOR + 1.069%, 02/07/28 (a)	1,800,000	1,982,628
Bank of Nova Scotia (The) 2.700%, 03/07/22 (b)	3,000,000	3,051,270

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Barclays plc 4.375%, 01/12/26	3,500,000	$3,921,505
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a) (b)	2,500,000	2,569,225
3.200%, 10/21/26	1,700,000	1,841,899
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	3,390,390
4.650%, 07/23/48 (b)	2,300,000	3,012,632
Cooperatieve Rabobank UA 5.750%, 12/01/43	1,200,000	1,695,900
Credit Suisse Group AG 4.550%, 04/17/26	2,700,000	3,055,563
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,000,000	1,039,840
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	2,000,000	2,030,840
4.250%, 10/14/21	900,000	909,747
Discover Bank 2.450%, 09/12/24 (b)	1,400,000	1,464,736
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,960,029
Goldman Sachs Group, Inc. (The)
3.210%, SOFR + 1.513%, 04/22/42 (a)	1,600,000	1,674,240
3.850%, 01/26/27	1,900,000	2,095,396
4.000%, 03/03/24	2,000,000	2,172,440
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	1,900,000	2,169,173
6.125%, 02/15/33 (b)	2,075,000	2,824,428
HSBC Holdings plc
3.973%, 3M LIBOR + 1.610%, 05/22/30 (a) (b)	3,500,000	3,915,590
6.500%, 09/15/37	2,405,000	3,349,900
JPMorgan Chase & Co.
1.953%, SOFR + 1.065%, 02/04/32 (a) (b)	2,100,000	2,042,103
2.522%, SOFR + 2.040%, 04/22/31 (a)	2,000,000	2,055,440
2.950%, 10/01/26	2,000,000	2,154,920
3.250%, 09/23/22	2,850,000	2,952,287
3.900%, 07/15/25 (b)	4,700,000	5,197,636
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	2,400,000	2,812,128
KeyBank N.A. 3.300%, 06/01/25 (b)	3,800,000	4,152,716
KFW
0.250%, 10/19/23	5,000,000	4,987,300
1.750%, 09/14/29 (b)	2,000,000	2,060,600
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	1,500,000	1,569,180
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (a) (b)	1,800,000	1,966,176
4.650%, 03/24/26	1,700,000	1,923,040
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	1,900,000	1,933,763
3.850%, 03/01/26 (b)	1,000,000	1,117,670
Mizuho Financial Group, Inc. 4.018%, 03/05/28 (b)	1,800,000	2,053,008
Morgan Stanley
4.300%, 01/27/45 (b)	1,900,000	2,356,475
4.350%, 09/08/26	3,800,000	4,306,464
7.250%, 04/01/32	1,850,000	2,691,972

Banks—(Continued)
Natwest Group plc
3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	1,025,820
3.875%, 09/12/23	1,000,000	1,068,250
Oesterreichische Kontrollbank AG 2.875%, 03/13/23	1,300,000	1,356,940
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	4,399,792
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,992,105
Toronto-Dominion Bank (The) 3.500%, 07/19/23 (b)	3,000,000	3,190,380
Truist Financial Corp. 1.267%, SOFR + 0.609%, 03/02/27 (a) (b)	2,000,000	1,998,220
U.S. Bancorp 3.600%, 09/11/24	3,000,000	3,267,150
Wells Fargo & Co.
2.879%, SOFR + 1.432%, 10/30/30 (a)	2,400,000	2,542,104
3.000%, 10/23/26	2,000,000	2,156,460
5.013%, SOFR + 4.502%, 04/04/51 (a)	1,000,000	1,369,920
5.606%, 01/15/44	2,200,000	3,009,050
Westpac Banking Corp. 2.668%, 5Y H15 + 1.750%, 11/15/35 (a)	1,700,000	1,672,154

		152,981,122

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48 (b)	1,165,000	1,392,979
4.600%, 06/01/60	1,600,000	1,968,976
5.550%, 01/23/49	1,900,000	2,612,424
Coca-Cola Co. (The) 1.650%, 06/01/30	2,400,000	2,359,416
Constellation Brands, Inc. 3.150%, 08/01/29 (b)	1,900,000	2,042,291
Diageo Capital plc 2.375%, 10/24/29	1,400,000	1,450,736
Keurig Dr Pepper, Inc.
4.057%, 05/25/23 (b)	503,000	536,137
4.597%, 05/25/28 (b)	1,200,000	1,409,280
PepsiCo, Inc.
2.750%, 03/19/30 (b)	800,000	862,176
4.450%, 04/14/46	2,300,000	2,944,368

		17,578,783

Biotechnology—0.3%
Amgen, Inc.
2.600%, 08/19/26	1,200,000	1,273,956
4.663%, 06/15/51	1,000,000	1,291,480
Biogen, Inc. 4.050%, 09/15/25	1,300,000	1,447,472
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,308,760

		7,321,668

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.1%
Carrier Global Corp. 2.493%, 02/15/27	2,000,000	$2,092,940

Chemicals—0.4%
Dow Chemical Co. (The)
4.375%, 11/15/42	1,000,000	1,191,870
9.400%, 05/15/39	650,000	1,144,566
DuPont de Nemours, Inc. 5.419%, 11/15/48	1,600,000	2,221,968
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	1,400,000	1,701,560
Nutrien, Ltd. 4.200%, 04/01/29	2,200,000	2,529,318
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (b)	1,800,000	1,983,528

		10,772,810

Commercial Services—0.3%
Global Payments, Inc. 2.900%, 05/15/30	900,000	937,089
Massachusetts Institute of Technology 2.294%, 07/01/51 (b)	1,200,000	1,161,924
PayPal Holdings, Inc. 2.850%, 10/01/29	3,000,000	3,239,550
Yale University 2.402%, 04/15/50	2,000,000	1,940,480

		7,279,043

Computers—0.6%
Apple, Inc.
2.400%, 05/03/23 (b)	4,072,000	4,224,781
2.550%, 08/20/60	1,000,000	932,560
4.650%, 02/23/46	2,700,000	3,582,576
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (b)	1,800,000	2,170,944
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	1,400,000	1,594,194
International Business Machines Corp.
3.300%, 05/15/26	1,900,000	2,089,468
4.000%, 06/20/42	1,200,000	1,405,980

		16,000,503

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The)
2.300%, 02/06/22 (b)	1,600,000	1,620,192
3.550%, 03/25/40	900,000	1,054,512
Unilever Capital Corp. 2.900%, 05/05/27	1,500,000	1,625,355

		4,300,059

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.650%, 07/21/27 (b)	1,900,000	2,031,043

Diversified Financial Services—(Continued)
Air Lease Corp.
2.875%, 01/15/26	900,000	946,575
4.250%, 02/01/24	900,000	974,880
American Express Credit Corp. 3.300%, 05/03/27	3,000,000	3,319,410
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	4,107,154
Capital One Financial Corp. 3.800%, 01/31/28 (b)	1,800,000	2,031,534
Charles Schwab Corp. (The) 4.625%, 03/22/30 (b)	900,000	1,094,184
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	3,242,889
Intercontinental Exchange, Inc.
3.000%, 06/15/50	1,000,000	984,460
3.750%, 12/01/25 (b)	1,000,000	1,107,660
Mastercard, Inc. 3.350%, 03/26/30 (b)	1,700,000	1,913,758
Nomura Holdings, Inc. 2.679%, 07/16/30 (b)	1,000,000	1,015,870
Visa, Inc. 1.100%, 02/15/31 (b)	3,100,000	2,931,732

		25,701,149

Electric—2.0%
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	1,300,000	1,681,576
CMS Energy Corp. 4.750%, 5Y H15 + 4.116%, 06/01/50 (a)	1,500,000	1,672,335
Commonwealth Edison Co. 3.000%, 03/01/50 (b)	900,000	925,785
Connecticut Light & Power Co. (The) 4.000%, 04/01/48 (b)	1,000,000	1,210,570
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,450,496
Dominion Energy, Inc.
3.900%, 10/01/25	1,900,000	2,101,115
4.600%, 03/15/49 (b)	800,000	1,005,944
DTE Electric Co. 3.700%, 03/15/45 (b)	2,000,000	2,285,020
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,717,920
Duke Energy Corp. 2.650%, 09/01/26	2,300,000	2,432,825
Entergy Louisiana LLC 4.000%, 03/15/33	1,000,000	1,171,670
Evergy, Inc. 2.900%, 09/15/29	1,500,000	1,587,810
Exelon Corp.
3.400%, 04/15/26	1,000,000	1,089,200
5.625%, 06/15/35	1,500,000	1,974,150
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,451,689
Georgia Power Co. 4.300%, 03/15/42	2,000,000	2,369,240

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
MidAmerican Energy Co.
3.650%, 04/15/29	1,700,000	$1,925,165
4.250%, 07/15/49 (b)	1,500,000	1,884,270
National Rural Utilities Cooperative Finance Corp. 2.400%, 03/15/30	1,800,000	1,856,502
Northern States Power Co. 6.250%, 06/01/36	2,200,000	3,151,302
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	900,000	950,706
Pacific Gas & Electric Co. 2.500%, 02/01/31	3,000,000	2,814,780
PPL Capital Funding, Inc. 3.400%, 06/01/23	100,000	104,799
PSEG Power LLC 8.625%, 04/15/31 (b)	1,000,000	1,538,000
Sempra Energy 3.400%, 02/01/28	2,100,000	2,307,459
Southern California Edison Co.
3.650%, 03/01/28	1,900,000	2,089,183
4.000%, 04/01/47	1,000,000	1,053,000
Southwestern Electric Power Co. 4.100%, 09/15/28 (b)	1,800,000	2,053,224
Union Electric Co. 3.500%, 03/15/29 (b)	1,800,000	2,004,858

		53,860,593

Electronics—0.1%
Honeywell International, Inc. 2.500%, 11/01/26 (b)	1,800,000	1,918,152

Environmental Control—0.1%
Waste Management, Inc. 3.150%, 11/15/27 (b)	1,800,000	1,969,794

Food—0.4%
Conagra Brands, Inc. 4.850%, 11/01/28 (b)	1,300,000	1,548,508
General Mills, Inc.
4.200%, 04/17/28	1,500,000	1,729,575
Kroger Co. (The) 2.200%, 05/01/30 (b)	1,900,000	1,910,887
Mondelez International, Inc. 3.625%, 02/13/26 (b)	900,000	993,537
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,450,736
Tyson Foods, Inc. 3.550%, 06/02/27 (b)	1,200,000	1,327,884

		9,961,127

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,131,362
International Paper Co. 4.400%, 08/15/47	800,000	1,000,736

		3,132,098

Gas—0.1%
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,860,045

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (a)	2,500,000	2,664,125

Healthcare-Products—0.3%
Abbott Laboratories 4.750%, 11/30/36	1,300,000	1,674,231
Boston Scientific Corp. 1.900%, 06/01/25	1,900,000	1,960,477
DH Europe Finance II Sarl 3.250%, 11/15/39	900,000	965,367
Medtronic, Inc. 4.625%, 03/15/45	933,000	1,223,853
Stryker Corp. 1.150%, 06/15/25 (b)	1,000,000	1,005,540
Thermo Fisher Scientific, Inc. 4.497%, 03/25/30 (b)	900,000	1,071,693

		7,901,161

Healthcare-Services—0.6%
Aetna, Inc. 2.750%, 11/15/22	1,000,000	1,027,040
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,431,440
CommonSpirit Health 3.910%, 10/01/50	1,500,000	1,656,735
HCA, Inc. 4.125%, 06/15/29	1,800,000	2,029,824
Humana, Inc. 4.875%, 04/01/30 (b)	800,000	965,432
Laboratory Corp. of America Holdings 3.600%, 02/01/25	1,800,000	1,947,492
UnitedHealth Group, Inc.
3.500%, 08/15/39	900,000	1,004,688
3.750%, 07/15/25 (b)	3,600,000	3,993,912
4.250%, 06/15/48	1,000,000	1,237,730

		16,294,293

Home Builders—0.1%
Lennar Corp. 4.750%, 11/29/27 (b)	1,300,000	1,502,202

Insurance—0.9%
American International Group, Inc.
3.400%, 06/30/30 (b)	1,800,000	1,974,384
4.500%, 07/16/44	1,100,000	1,335,213
AXA S.A. 8.600%, 12/15/30	1,165,000	1,769,123
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48	2,700,000	3,333,582
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	2,900,000	3,170,338

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Chubb Corp. (The) 6.000%, 05/11/37	865,000	$1,250,124
Chubb INA Holdings, Inc. 3.350%, 05/15/24 (b)	2,000,000	2,156,460
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	1,112,038
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	2,000,000	2,223,000
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	1,082,080
Prudential Financial, Inc.
2.100%, 03/10/30 (b)	2,000,000	2,037,160
5.700%, 12/14/36	1,525,000	2,099,376

		23,542,878

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47	1,400,000	1,615,474
Alphabet, Inc. 2.050%, 08/15/50 (b)	1,100,000	973,577
Amazon.com, Inc.
3.100%, 05/12/51	1,000,000	1,051,200
3.800%, 12/05/24 (b)	1,800,000	1,980,324
3.875%, 08/22/37	1,900,000	2,261,779
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,667,250

		9,549,604

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	723,587

Lodging—0.0%
Sands China, Ltd. 5.400%, 08/08/28 (b)	900,000	1,045,917

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
3.750%, 11/24/23 (b)	1,000,000	1,079,750
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,784,115

		2,863,865

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22 (b)	1,950,000	1,982,000

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	1,000,000	995,160
3.850%, 04/01/61	3,300,000	3,243,900
6.484%, 10/23/45	900,000	1,242,189
Comcast Corp.
3.150%, 03/01/26 (b)	2,000,000	2,176,320
3.969%, 11/01/47	2,900,000	3,383,169

Media—(Continued)
Comcast Corp.
4.650%, 07/15/42	1,670,000	2,110,296
5.650%, 06/15/35	1,500,000	2,029,650
Discovery Communications LLC 4.000%, 09/15/55 (b)	2,481,000	2,623,906
Fox Corp. 5.576%, 01/25/49 (b)	1,000,000	1,350,400
Time Warner Cable LLC 6.550%, 05/01/37	100,000	135,968
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	429,377
TWDC Enterprises 18 Corp. 2.950%, 06/15/27 (b)	2,000,000	2,177,460
ViacomCBS, Inc. 4.375%, 03/15/43 (b)	1,500,000	1,731,585
Walt Disney Co. (The)
3.500%, 05/13/40 (b)	900,000	1,002,780
6.550%, 03/15/33	1,950,000	2,768,122

		27,400,282

Mining—0.2%
Newmont Corp. 6.250%, 10/01/39	1,800,000	2,602,116
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,464,392

		5,066,508

Miscellaneous Manufacturing—0.4%
3M Co. 3.625%, 10/15/47	1,000,000	1,157,540
4.000%, 09/14/48	900,000	1,100,835
General Electric Co.
3.375%, 03/11/24 (b)	2,900,000	3,111,497
6.750%, 03/15/32	1,250,000	1,733,538
7.500%, 08/21/35	100,000	143,106
Parker-Hannifin Corp. 3.250%, 06/14/29 (b)	1,900,000	2,078,372
Trane Technologies Luxembourg Finance S.A. 3.800%, 03/21/29	1,000,000	1,128,850

		10,453,738

Multi-National—1.4%
Asian Development Bank
1.500%, 03/04/31	2,000,000	2,002,960
1.750%, 09/19/29	900,000	925,236
2.625%, 01/30/24	3,700,000	3,908,347
Asian Infrastructure Investment Bank (The) 0.500%, 05/28/25	1,000,000	990,080
European Bank for Reconstruction & Development 0.500%, 05/19/25 (b)	2,000,000	1,982,820
European Investment Bank
0.375%, 03/26/26 (b)	2,000,000	1,955,060
1.875%, 02/10/25 (b)	2,500,000	2,609,775
2.500%, 10/15/24 (b)	3,800,000	4,038,564
4.875%, 02/15/36	1,100,000	1,517,054

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—(Continued)
Inter-American Development Bank
2.125%, 01/15/25	4,000,000	$4,203,000
2.250%, 06/18/29	1,400,000	1,489,642
2.375%, 07/07/27	1,500,000	1,608,255
7.000%, 06/15/25	200,000	247,400
International Bank for Reconstruction & Development
0.500%, 10/28/25	2,000,000	1,975,720
2.125%, 03/03/25	3,000,000	3,156,390
2.500%, 07/29/25	2,000,000	2,141,500
7.625%, 01/19/23	2,970,000	3,308,253

		38,060,056

Oil & Gas—1.2%
BP Capital Markets America, Inc. 3.000%, 02/24/50	1,000,000	971,290
BP Capital Markets plc 3.814%, 02/10/24	2,800,000	3,029,320
Burlington Resources LLC 5.950%, 10/15/36	1,550,000	2,148,284
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	2,406,654
Chevron Corp. 3.191%, 06/24/23 (b)	2,025,000	2,125,501
Chevron USA, Inc. 4.200%, 10/15/49	1,000,000	1,230,500
ConocoPhillips Holding Co. 6.950%, 04/15/29 (b)	700,000	951,650
Equinor ASA 3.250%, 11/10/24	3,100,000	3,353,735
Exxon Mobil Corp.
3.176%, 03/15/24 (b)	1,900,000	2,024,051
4.114%, 03/01/46 (b)	1,600,000	1,891,200
Marathon Oil Corp. 6.600%, 10/01/37 (b)	1,000,000	1,331,630
Marathon Petroleum Corp. 4.700%, 05/01/25 (b)	1,600,000	1,804,464
Phillips 66 4.875%, 11/15/44	1,000,000	1,252,120
Shell International Finance B.V.
2.375%, 11/07/29 (b)	4,000,000	4,157,160
3.250%, 04/06/50 (b)	900,000	958,086
TotalEnergies Capital International S.A.
2.700%, 01/25/23 (b)	1,500,000	1,554,855
3.127%, 05/29/50	900,000	913,365
Valero Energy Corp. 3.400%, 09/15/26 (b)	1,000,000	1,083,020

		33,186,885

Oil & Gas Services—0.1%
Halliburton Co.
3.500%, 08/01/23 (b)	209,000	220,244
5.000%, 11/15/45 (b)	2,400,000	2,930,352

		3,150,596

Pharmaceuticals—1.8%
AbbVie, Inc.
3.800%, 03/15/25	2,400,000	2,624,736
4.050%, 11/21/39	2,300,000	2,669,955
4.400%, 11/06/42	3,200,000	3,889,248
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,431,744
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	2,492,340
Bristol-Myers Squibb Co.
3.400%, 07/26/29	1,000,000	1,120,200
4.625%, 05/15/44	2,000,000	2,611,520
Cardinal Health, Inc. 3.410%, 06/15/27 (b)	1,800,000	1,966,338
Cigna Corp.
2.375%, 03/15/31 (b)	1,500,000	1,520,940
4.500%, 02/25/26	1,200,000	1,366,284
6.125%, 11/15/41	313,000	446,989
CVS Health Corp.
4.300%, 03/25/28	1,400,000	1,608,320
4.780%, 03/25/38	2,500,000	3,075,100
5.050%, 03/25/48	1,500,000	1,950,690
5.125%, 07/20/45	1,900,000	2,466,086
Eli Lilly and Co. 2.250%, 05/15/50 (b)	1,100,000	996,732
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	2,000,000	2,291,760
Johnson & Johnson
3.700%, 03/01/46	2,000,000	2,375,100
5.950%, 08/15/37	910,000	1,331,840
Merck & Co., Inc.
2.400%, 09/15/22	1,000,000	1,020,600
6.550%, 09/15/37 (b)	1,000,000	1,516,200
Merck Sharp & Dohme Corp. 5.950%, 12/01/28 (b)	300,000	388,083
Novartis Capital Corp. 2.200%, 08/14/30	1,900,000	1,964,904
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	2,000,000	2,170,900
Utah Acquisition Sub, Inc. 3.950%, 06/15/26 (b)	1,800,000	1,982,988
Wyeth LLC 5.950%, 04/01/37	1,800,000	2,582,802

		49,862,399

Pipelines—1.0%
El Paso Natural Gas Co. LLC
8.375%, 06/15/32 (b)	220,000	324,722
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	3,000,000	3,544,500
Energy Transfer Operating L.P. 5.150%, 03/15/45 (b)	2,600,000	2,996,552
Enterprise Products Operating LLC
3.200%, 02/15/52 (b)	1,100,000	1,089,891
3.950%, 02/15/27 (b)	3,800,000	4,253,644

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	$2,745,640
MPLX L.P. 5.200%, 03/01/47 (b)	1,000,000	1,227,550
ONEOK, Inc. 3.100%, 03/15/30 (b)	2,100,000	2,195,739
Sabine Pass Liquefaction LLC 5.875%, 06/30/26	1,600,000	1,893,424
Tennessee Gas Pipeline Co. LLC 7.625%, 04/01/37	640,000	921,843
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,472,606
Williams Cos., Inc. (The) 3.750%, 06/15/27 (b)	2,500,000	2,775,750

		26,441,861

Real Estate Investment Trusts—0.9%
Alexandria Real Estate Equities, Inc. 3.375%, 08/15/31 (b)	1,000,000	1,097,440
American Tower Corp. 3.000%, 06/15/23	2,100,000	2,199,624
AvalonBay Communities, Inc. 2.300%, 03/01/30	2,000,000	2,049,240
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,080,685
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	900,000	1,009,116
Crown Castle International Corp. 3.800%, 02/15/28 (b)	2,700,000	3,000,132
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,922,205
Equinix, Inc. 3.200%, 11/18/29	700,000	752,178
ERP Operating L.P. 3.000%, 07/01/29 (b)	1,000,000	1,075,720
Healthpeak Properties, Inc. 3.500%, 07/15/29	900,000	995,868
National Retail Properties, Inc. 2.500%, 04/15/30 (b)	1,000,000	1,018,220
Simon Property Group L.P. 3.300%, 01/15/26 (b)	3,800,000	4,135,464
Welltower, Inc. 4.000%, 06/01/25	1,500,000	1,655,700

		25,991,592

Retail—0.7%
Home Depot, Inc. (The)
3.000%, 04/01/26 (b)	1,800,000	1,959,552
4.250%, 04/01/46	2,000,000	2,490,160
Lowe’s Cos., Inc. 4.050%, 05/03/47	1,500,000	1,728,315
McDonald’s Corp.
3.700%, 01/30/26 (b)	1,000,000	1,111,650
4.875%, 12/09/45 (b)	1,500,000	1,931,085

Retail—(Continued)
Starbucks Corp. 3.550%, 08/15/29 (b)	1,000,000	1,119,130
Target Corp.
2.650%, 09/15/30 (b)	1,400,000	1,498,728
4.000%, 07/01/42	1,000,000	1,242,780
Walmart, Inc.
2.550%, 04/11/23 (b)	4,000,000	4,144,360
4.050%, 06/29/48	900,000	1,132,398
5.250%, 09/01/35	935,000	1,273,414

		19,631,572

Semiconductors—0.6%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	3,600,000	3,978,792
Broadcom, Inc. 4.300%, 11/15/32	1,700,000	1,935,654
Intel Corp.
2.700%, 12/15/22 (b)	2,000,000	2,071,980
3.734%, 12/08/47 (b)	1,000,000	1,141,090
4.750%, 03/25/50 (b)	1,800,000	2,389,932
QUALCOMM, Inc. 1.650%, 05/20/32 (b)	4,533,000	4,334,409

		15,851,857

Software—0.9%
Fidelity National Information Services, Inc. 1.150%, 03/01/26 (b)	1,000,000	992,100
Fiserv, Inc. 2.750%, 07/01/24	2,000,000	2,108,960
Microsoft Corp.
3.125%, 11/03/25	5,100,000	5,564,865
4.250%, 02/06/47	3,000,000	3,888,450
Oracle Corp.
2.500%, 10/15/22	2,100,000	2,156,070
2.875%, 03/25/31 (b)	3,000,000	3,123,840
2.950%, 11/15/24	2,300,000	2,450,443
2.950%, 04/01/30	1,200,000	1,264,764
3.850%, 04/01/60	2,100,000	2,223,522

		23,773,014

Telecommunications—1.4%
America Movil S.A.B. de C.V. 2.875%, 05/07/30	1,900,000	2,002,714
AT&T, Inc.
3.500%, 09/15/53 (144A)	1,221,000	1,224,565
3.650%, 09/15/59 (144A)	2,686,000	2,721,240
4.100%, 02/15/28	2,687,000	3,064,282
4.125%, 02/17/26 (b)	3,000,000	3,371,520
5.150%, 11/15/46 (b)	1,308,000	1,675,470
7.125%, 12/15/31	100,000	137,227
Cisco Systems, Inc. 5.500%, 01/15/40 (b)	2,000,000	2,829,680
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,497,700

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Orange S.A.
5.500%, 02/06/44	1,000,000	$1,392,060
Telefonica Emisiones S.A. 4.103%, 03/08/27 (b)	1,900,000	2,138,792
Verizon Communications, Inc.
2.875%, 11/20/50	1,900,000	1,814,462
3.376%, 02/15/25	2,078,000	2,257,664
3.550%, 03/22/51 (b)	2,000,000	2,137,120
4.812%, 03/15/39 (b)	1,927,000	2,443,417
5.012%, 04/15/49	2,032,000	2,688,702
Vodafone Group plc
5.250%, 05/30/48 (b)	1,700,000	2,228,445
6.150%, 02/27/37 (b)	2,170,000	3,005,862

		38,630,922

Transportation—0.6%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	1,900,000	2,301,907
CSX Corp. 6.150%, 05/01/37	1,600,000	2,258,832
FedEx Corp.
4.250%, 05/15/30 (b)	1,800,000	2,097,882
4.550%, 04/01/46	1,000,000	1,210,590
Norfolk Southern Corp.
2.550%, 11/01/29	1,900,000	1,998,078
3.000%, 04/01/22	1,911,000	1,936,646
5.590%, 05/17/25	28,000	32,752
Union Pacific Corp.
2.891%, 04/06/36 (144A) (b)	1,200,000	1,248,300
3.250%, 02/05/50	1,300,000	1,369,420
United Parcel Service, Inc. 4.450%, 04/01/30 (b)	1,600,000	1,936,704

		16,391,111

Water—0.0%
American Water Capital Corp. 3.750%, 09/01/28	900,000	1,020,015

Total Corporate Bonds & Notes (Cost $710,220,577)		760,973,144

Foreign Government—1.9%

Provincial—0.4%
Province of Alberta Canada 1.000%, 05/20/25	1,500,000	1,510,125
Province of British Columbia Canada 2.000%, 10/23/22 (b)	1,970,000	2,015,625
Province of Ontario Canada
2.450%, 06/29/22	2,000,000	2,044,120
3.050%, 01/29/24 (b)	1,900,000	2,023,614

Provincial—(Continued)
Province of Quebec Canada
2.500%, 04/20/26	2,000,000	2,141,880
7.500%, 07/15/23 (b)	350,000	398,839

		10,134,203

Sovereign—1.5%
Canada Government International Bond 1.625%, 01/22/25 (b)	1,000,000	1,034,340
Chile Government International Bond 3.500%, 01/25/50 (b)	1,000,000	1,050,370
Colombia Government International Bonds
5.000%, 06/15/45 (b)	1,000,000	1,062,550
8.125%, 05/21/24 (b)	1,500,000	1,775,550
Export Development Canada 2.000%, 05/17/22 (b)	1,000,000	1,016,090
Export-Import Bank of Korea 2.875%, 01/21/25 (b)	2,400,000	2,556,408
Indonesia Government International Bond 3.850%, 10/15/30 (b)	1,700,000	1,893,579
Israel Government International Bond 4.125%, 01/17/48	2,500,000	3,014,800
Italy Government International Bond 2.875%, 10/17/29	2,000,000	2,082,180
Japan Bank for International Cooperation 2.500%, 05/23/24 (b)	3,900,000	4,111,224
Mexico Government International Bonds
4.750%, 03/08/44 (b)	900,000	994,977
5.750%, 10/12/10	2,000,000	2,386,500
6.750%, 09/27/34 (b)	1,050,000	1,396,437
8.000%, 09/24/22 (b)	2,200,000	2,422,838
Panama Government International Bonds
3.875%, 03/17/28 (b)	900,000	989,613
4.500%, 05/15/47	1,400,000	1,590,722
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,273,919
Philippine Government International Bonds
3.950%, 01/20/40	2,100,000	2,332,827
5.000%, 01/13/37	1,740,000	2,191,269
Poland Government International Bond 3.250%, 04/06/26	1,000,000	1,102,810
Svensk Exportkredit AB 0.625%, 05/14/25 (b)	1,000,000	993,760
Ukraine Government AID Bond 1.471%, 09/29/21	1,600,000	1,605,088
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	2,185,114

		42,062,965

Total Foreign Government (Cost $49,946,490)		52,197,168

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—1.2%

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—1.2%
BANK
2.758%, 09/15/62	455,000	$479,085
4.407%, 11/15/61 (a)	881,000	1,029,665
Benchmark Mortgage Trust 3.049%, 12/15/62	1,430,000	1,547,631
CD Commercial Mortgage Trust 3.631%, 02/10/50	950,000	1,050,043
CFCRE Commercial Mortgage Trust 3.585%, 12/10/54	1,861,575	2,025,432
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,692,484
3.902%, 07/10/50	1,835,000	2,012,963
Commercial Mortgage Trust
3.838%, 09/10/47	1,000,000	1,084,186
GS Mortgage Securities Trust
3.382%, 05/10/50	1,835,000	1,984,044
4.243%, 08/10/46	966,000	1,030,150
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	4,209,114
3.801%, 08/15/48	1,534,000	1,672,085
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	4,194,105
3.635%, 10/15/48	1,547,000	1,686,445
3.732%, 05/15/48	3,750,000	4,103,688
UBS Commercial Mortgage Trust 3.035%, 12/15/52	2,250,000	2,425,081
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,097,997

Total Mortgage-Backed Securities (Cost $32,140,106)		33,324,198

Municipals—0.6%
Chicago O’Hare International Airport 4.572%, 01/01/54	395,000	526,114
Grand Parkway Transportation Corp. 3.236%, 10/01/52	1,000,000	1,022,492
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	947,389
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,947,000	2,950,248
New Jersey Turnpike Authority 7.414%, 01/01/40	1,700,000	2,791,320
New York City Water & Sewer System 5.440%, 06/15/43	300,000	442,075
Oregon School Boards Association 5.680%, 06/30/28	1,900,000	2,329,735
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,500,000	1,967,887
Regents of the University of California Medical Center Pooled Revenue 3.006%, 05/15/50	1,000,000	1,029,131
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	1,200,000	1,920,489
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,446,286

Total Municipals (Cost $14,982,160)		17,373,166

Asset-Backed Securities—0.4%

Asset-Backed - Automobile—0.2%
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,531,279
Carmax Auto Owner Trust 2.030%, 06/16/25	903,000	934,561
Ford Credit Auto Owner Trust 3.160%, 10/15/23	1,000,000	1,014,351
GM Financial Consumer Automobile Receivables Trust 2.210%, 11/18/24	1,000,000	1,027,719

		4,507,910

Asset-Backed - Credit Card—0.2%
Capital One Multi-Asset Execution Trust
1.660%, 06/17/24	2,000,000	2,003,575
2.060%, 08/15/28	1,865,000	1,954,863

		3,958,438

Asset-Backed - Other—0.0%
CNH Equipment Trust 1.160%, 06/16/25	300,000	302,984
John Deere Owner Trust
0.510%, 11/15/24	150,000	150,299
3.000%, 01/15/26	350,000	359,749

		813,032

Total Asset-Backed Securities (Cost $9,200,125)		9,279,380

Short-Term Investments—1.2%

U.S. Treasury—1.2%
U.S. Treasury Bills
0.014%, 08/26/21 (c)	1,800,000	1,799,881
0.041%, 08/26/21 (c)	20,900,000	20,898,618
U.S. Treasury Cash Management Bill 0.007%, 08/31/21 (c)	10,100,000	10,099,227

Total Short-Term Investments (Cost $32,798,494)		32,797,726

Securities Lending Reinvestments (d)—12.0%

Certificates of Deposit—4.4%
Bank of Montreal Zero Coupon, 09/20/21	7,995,869	7,997,440
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (a)	3,000,000	3,000,037
0.222%, 3M LIBOR + 0.060%, 08/10/21 (a)	3,000,000	3,000,261

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/08/21 (a)	5,000,000	$4,998,535
Barclays Bank plc 0.100%, 09/09/21	11,000,000	10,999,131
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (a)	5,000,000	5,001,450
Credit Industriel et Commercial Zero Coupon, 10/12/21	9,995,560	9,995,900
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	10,000,000	9,999,570
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	2,998,697	2,999,520
Zero Coupon, 09/07/21	2,999,004	2,999,190
Mizuho Bank, Ltd. 0.200%, 09/14/21	10,000,000	10,001,260
MUFG Bank Ltd. 0.170%, 07/22/21	4,000,000	4,000,120
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (a)	4,000,000	3,999,936
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (a)	4,000,000	4,000,016
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (a)	3,000,000	3,000,531
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (a)	10,000,000	9,999,980
0.158%, 3M LIBOR + 0.030%, 09/10/21 (a)	4,000,000	4,000,096
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	4,996,613	4,999,250
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	2,998,527	2,999,250
Zero Coupon, 10/15/21	2,998,679	2,998,740
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (a)	4,000,000	4,000,080
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (a)	4,000,000	3,999,646

		118,989,939

Commercial Paper—0.6%
Antalis S.A.
0.170%, 09/01/21	6,996,496	6,997,753
0.200%, 07/06/21	2,998,467	2,999,928
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (a)	5,000,000	5,002,030

		14,999,711

Master Demand Notes—0.2%
Natixis Financial Products LLC 0.430%, OBFR + 0.350%, 08/04/21 (a)	5,000,000	5,000,000

Repurchase Agreements—3.7%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $7,000,039; collateralized by various Common Stock with an aggregate market value of $7,778,374.	7,000,000	7,000,000

Repurchase Agreements—(Continued)
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $8,002,800; collateralized by various Common Stock with an aggregate market value of $8,890,677.	8,000,000	8,000,000
BofA Securities, Inc.
Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $21,642,654; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $22,075,478.	21,642,624	21,642,624
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $3,299,558.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $7,687,592.	7,000,000	7,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $700,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $714,001.	700,000	700,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $2,000,013; collateralized by various Common Stock with an aggregate market value of $2,222,456.	2,000,000	2,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $4,300,012; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $4,387,767.	4,300,000	4,300,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $2,002,667; collateralized by various Common Stock with an aggregate market value of $2,200,033.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,800,086; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,000,001.	1,800,000	$1,800,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,889,223.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $17,200,086; collateralized by various Common Stock with an aggregate market value of $19,111,509.	17,200,000	17,200,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $13,300,068; collateralized by various Common Stock with an aggregate market value of $14,778,248.	13,300,000	13,300,000

		101,642,624

Time Deposits—1.0%
DZ Bank AG 0.040%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	2,100,000	2,100,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21	10,000,000	10,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		27,100,000

Mutual Funds—2.1%
AB Government Money Market Portfolio, Institutional Class 0.010% (e)	8,000,000	8,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	15,000,000	15,000,000

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	25,000,000	25,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		58,000,000

Total Securities Lending Reinvestments (Cost $325,729,649)		325,732,274

Total Investments—112.1% (Cost $2,956,138,168)		3,055,851,383
Other assets and liabilities (net)—(12.1)%		(329,443,425)

Net Assets—100.0%		$2,726,407,958

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $330,576,866 and the collateral received consisted of cash in the amount of $325,720,536 and non-cash collateral with a value of $14,943,783. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $5,194,105, which is 0.2% of net assets.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,824,174,327	$—	$1,824,174,327
Total Corporate Bonds & Notes*	—	760,973,144	—	760,973,144
Total Foreign Government*	—	52,197,168	—	52,197,168
Total Mortgage-Backed Securities*	—	33,324,198	—	33,324,198
Total Municipals*	—	17,373,166	—	17,373,166
Total Asset-Backed Securities*	—	9,279,380	—	9,279,380
Total Short-Term Investments*	—	32,797,726	—	32,797,726
Securities Lending Reinvestments
Certificates of Deposit	—	118,989,939	—	118,989,939
Commercial Paper	—	14,999,711	—	14,999,711
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	101,642,624	—	101,642,624
Time Deposits	—	27,100,000	—	27,100,000
Mutual Funds	58,000,000	—	—	58,000,000
Total Securities Lending Reinvestments	58,000,000	267,732,274	—	325,732,274
Total Investments	$58,000,000	$2,997,851,383	$—	$3,055,851,383

Collateral for Securities Loaned (Liability)	$—	$(325,720,536)	$—	$(325,720,536)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,055,851,383
Cash	2,029,394
Receivable for:
Investments sold	25,724,743
Fund shares sold	3,861,641
Interest	13,821,018

Total Assets	3,101,288,179
Liabilities
Collateral for securities loaned	325,720,536
Payables for:
Investments purchased	47,191,406
Fund shares redeemed	642,931
Accrued Expenses:
Management fees	537,805
Distribution and service fees	263,658
Deferred trustees’ fees	171,271
Other expenses	352,614

Total Liabilities	374,880,221

Net Assets	$2,726,407,958

Net Assets Consist of:
Paid in surplus	$2,654,453,101
Distributable earnings (Accumulated losses)	71,954,857

Net Assets	$2,726,407,958

Net Assets
Class A	$1,495,108,782
Class B	789,020,648
Class E	51,055,297
Class G	391,223,231
Capital Shares Outstanding*
Class A	135,190,770
Class B	72,962,162
Class E	4,642,120
Class G	36,331,354
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.06
Class B	10.81
Class E	11.00
Class G	10.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,956,138,168.
(b)	Includes securities loaned at value of $330,576,866.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest	$26,945,099
Securities lending income	297,437

Total investment income	27,242,536
Expenses
Management fees	3,418,238
Administration fees	52,445
Custodian and accounting fees	123,262
Distribution and service fees—Class B	972,031
Distribution and service fees—Class E	37,059
Distribution and service fees—Class G	575,277
Audit and tax services	38,367
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	65,046
Insurance	9,931
Miscellaneous	10,411

Total expenses	5,353,467
Less management fee waiver	(118,313)

Net expenses	5,235,154

Net Investment Income	22,007,382

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	14,227,217
Net change in unrealized depreciation on investments	(90,026,309)

Net realized and unrealized gain (loss)	(75,799,092)

Net Increase (Decrease) in Net Assets From Operations	$(53,791,710)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,007,382	$52,343,388
Net realized gain (loss)	14,227,217	37,677,188
Net change in unrealized appreciation (depreciation)	(90,026,309)	86,854,521

Increase (decrease) in net assets from operations	(53,791,710)	176,875,097

From Distributions to Shareholders
Class A	(37,560,500)	(39,951,044)
Class B	(18,437,606)	(20,513,734)
Class E	(1,221,794)	(1,325,274)
Class G	(9,059,502)	(9,862,481)

Total distributions	(66,279,402)	(71,652,533)

Increase (decrease) in net assets from capital share transactions	158,975	206,173,123

Total increase (decrease) in net assets	(119,912,137)	311,395,687

Net Assets
Beginning of period	2,846,320,095	2,534,924,408

End of period	$2,726,407,958	$2,846,320,095

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	6,447,090	$72,471,330	33,321,354	$383,035,871
Reinvestments	3,417,698	37,560,500	3,504,478	39,951,044
Redemptions	(14,291,081)	(160,512,288)	(19,338,841)	(222,209,069)

Net increase (decrease)	(4,426,293)	$(50,480,458)	17,486,991	$200,777,846

Class B
Sales	3,816,127	$42,015,461	7,955,077	$89,224,713
Reinvestments	1,715,126	18,437,606	1,839,797	20,513,734
Redemptions	(2,802,320)	(30,793,377)	(12,967,507)	(145,589,299)

Net increase (decrease)	2,728,933	$29,659,690	(3,172,633)	$(35,850,852)

Class E
Sales	361,511	$4,049,403	549,075	$6,243,048
Reinvestments	111,784	1,221,794	116,867	1,325,274
Redemptions	(156,520)	(1,749,837)	(788,530)	(9,016,794)

Net increase (decrease)	316,775	$3,521,360	(122,588)	$(1,448,472)

Class G
Sales	3,077,928	$33,839,559	9,368,808	$104,775,315
Reinvestments	846,683	9,059,502	887,712	9,862,481
Redemptions	(2,316,937)	(25,440,678)	(6,426,142)	(71,943,195)

Net increase (decrease)	1,607,674	$17,458,383	3,830,378	$42,694,601

Increase (decrease) derived from capital shares transactions		$158,975		$206,173,123

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.55		$11.10	$10.55	$10.90	$10.87	$10.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.24	0.28	0.28	0.27	0.27
Net realized and unrealized gain (loss)	(0.30)		0.56	0.62	(0.31)	0.08	(0.01)

Total income (loss) from investment operations	(0.20)		0.80	0.90	(0.03)	0.35	0.26

Less Distributions
Distributions from net investment income	(0.29)		(0.35)	(0.35)	(0.32)	(0.32)	(0.31)

Total distributions	(0.29)		(0.35)	(0.35)	(0.32)	(0.32)	(0.31)

Net Asset Value, End of Period	$11.06		$11.55	$11.10	$10.55	$10.90	$10.87

Total Return (%) (b)	(1.75	)(c)	7.21	8.64	(0.18)	3.26	2.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	1.72	(d)	2.12	2.60	2.69	2.50	2.39
Portfolio turnover rate (%)	15	(c)	34	20	19	22	16
Net assets, end of period (in millions)	$1,495.1		$1,613.2	$1,355.4	$1,293.6	$1,373.3	$1,299.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.29		$10.85	$10.32	$10.67	$10.65	$10.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.21	0.25	0.25	0.24	0.23
Net realized and unrealized gain (loss)	(0.30)		0.55	0.60	(0.30)	0.07	0.01

Total income (loss) from investment operations	(0.22)		0.76	0.85	(0.05)	0.31	0.24

Less Distributions
Distributions from net investment income	(0.26)		(0.32)	(0.32)	(0.30)	(0.29)	(0.29)

Total distributions	(0.26)		(0.32)	(0.32)	(0.30)	(0.29)	(0.29)

Net Asset Value, End of Period	$10.81		$11.29	$10.85	$10.32	$10.67	$10.65

Total Return (%) (b)	(1.94	)(c)	7.01	8.34	(0.45)	2.96	2.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.48	(d)	1.88	2.35	2.44	2.25	2.14
Portfolio turnover rate (%)	15	(c)	34	20	19	22	16
Net assets, end of period (in millions)	$789.0		$793.0	$796.6	$824.8	$953.7	$974.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.48		$11.03	$10.49	$10.84	$10.81	$10.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.23	0.27	0.27	0.25	0.25
Net realized and unrealized gain (loss)	(0.30)		0.55	0.60	(0.31)	0.09	(0.01)

Total income (loss) from investment operations	(0.21)		0.78	0.87	(0.04)	0.34	0.24

Less Distributions
Distributions from net investment income	(0.27)		(0.33)	(0.33)	(0.31)	(0.31)	(0.29)

Total distributions	(0.27)		(0.33)	(0.33)	(0.31)	(0.31)	(0.29)

Net Asset Value, End of Period	$11.00		$11.48	$11.03	$10.49	$10.84	$10.81

Total Return (%) (b)	(1.81	)(c)	7.10	8.41	(0.34)	3.12	2.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.58	(d)	1.98	2.45	2.54	2.35	2.24
Portfolio turnover rate (%)	15	(c)	34	20	19	22	16
Net assets, end of period (in millions)	$51.1		$49.7	$49.1	$52.3	$59.9	$61.5

	Class G
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.24		$10.81	$10.28	$10.63	$10.61	$10.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.20	0.24	0.25	0.23	0.23
Net realized and unrealized gain (loss)	(0.29)		0.54	0.61	(0.31)	0.08	0.00

Total income (loss) from investment operations	(0.21)		0.74	0.85	(0.06)	0.31	0.23

Less Distributions
Distributions from net investment income	(0.26)		(0.31)	(0.32)	(0.29)	(0.29)	(0.29)

Total distributions	(0.26)		(0.31)	(0.32)	(0.29)	(0.29)	(0.29)

Net Asset Value, End of Period	$10.77		$11.24	$10.81	$10.28	$10.63	$10.61

Total Return (%) (b)	(1.90	)(c)	6.89	8.34	(0.49)	2.94	2.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.43	(d)	1.82	2.30	2.39	2.20	2.09
Portfolio turnover rate (%)	15	(c)	34	20	19	22	16
Net assets, end of period (in millions)	$391.2		$390.4	$333.9	$312.2	$332.6	$325.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $101,642,624, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

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Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(137,540,510)	$—	$—	$—	$(137,540,510)
Foreign Government	(13,313,727)	—	—	—	(13,313,727)
U.S. Treasury & Government Agencies	(174,866,299)	—	—	—	(174,866,299)
Total Borrowings	$(325,720,536)	$—	$—	$—	$(325,720,536)
Gross amount of recognized liabilities for securities lending transactions					$(325,720,536)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

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Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$342,814,366	$82,157,705	$339,488,408	$117,529,487

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $3,418,238.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2021 were $304,272.

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,957,317,243

Gross unrealized appreciation	130,271,369
Gross unrealized depreciation	(30,176,988)

Net unrealized appreciation (depreciation)	$100,094,381

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$71,652,533	$76,978,431	$—	$—	$71,652,533	$76,978,431

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$65,953,522	$—	$171,851,007	$(45,616,765)	$192,187,764

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $8,687,168 and accumulated long-term capital losses of $36,929,597.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $785,624 and accumulated long-term capital losses of $20,552,249.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-34

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 17.42%, 17.30%, 17.36%, and 17.23%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index¹, returned 17.59%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2021, equity markets rallied as easy monetary policies, fiscal stimulus, and expanded vaccine distribution supported the global economic recovery. Investors appeared to react favorably to better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. In addition, equity indexes were supported by accommodative central banks and the reopening of the global economy. Energy stocks benefited from climbing oil prices as West Texas Intermediate Crude traded over $70 per barrel in June from $30 per barrel just over a year ago. The equity market rally appeared to be limited by concerns about inflation and rising bond yields. Other factors that weighed on the equity markets included the spread of the COVID-19 Delta variant, continued tension in the Middle East, and higher inflation data for several countries.

During the first six months of 2021, the Federal Open Market Committee (the “FOMC”) met four times and decided to maintain the target range for the Federal Funds Rate at 0.00%—0.25%. The FOMC stated that the sectors most adversely affected by the pandemic have remained weak but have shown improvement. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment and inflation rises to 2%.

All eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2021. Energy (1.2% beginning weight in the benchmark), up 53.7%, and Materials (5.7% beginning weight), up 25.4%, were the best performing sectors. Communication Services (1.7% beginning weight), up 3.4%, and Information Technology (17.3% beginning weight), up 8.2%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Signature Bank, up 82.6%; Bio-Techne, up 42.0%; and Generac Holdings, up 34.4%. The stocks with the largest negative impact were Haemonetics, down 43.9%; Sunrun, down 19.6%; and SolarEdge Technologies, down 13.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index designed to measure the performance of 400 mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	17.42	52.78	14.01	12.14
Class B	17.30	52.47	13.74	11.87
Class E	17.36	52.56	13.85	11.97
Class G	17.23	52.40	13.67	11.81
S&P MidCap 400 Index	17.59	53.24	14.30	12.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	0.9
Bio-Techne Corp.	0.7
Cognex Corp.	0.6
Molina Healthcare, Inc.	0.6
Fair Isaac Corp.	0.6
SolarEdge Technologies, Inc.	0.6
XPO Logistics, Inc.	0.6
Signature Bank	0.6
Camden Property Trust	0.5
Graco, Inc.	0.5

Top Sectors

% of Net Assets
Industrials	17.6
Financials	15.6
Consumer Discretionary	14.4
Information Technology	14.1
Health Care	10.8
Real Estate	9.4
Materials	6.2
Consumer Staples	3.4
Utilities	3.2
Energy	2.0

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.29%	$1,000.00	$1,174.20	$1.56
	Hypothetical*	0.29%	$1,000.00	$1,023.36	$1.45

Class B (a)	Actual	0.54%	$1,000.00	$1,173.00	$2.91
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class E (a)	Actual	0.44%	$1,000.00	$1,173.60	$2.37
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class G (a)	Actual	0.59%	$1,000.00	$1,172.30	$3.18
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Axon Enterprise, Inc. (a) (b)	32,321	$5,714,353
Curtiss-Wright Corp.	20,456	2,429,354
Hexcel Corp. (a) (b)	41,859	2,612,002
Mercury Systems, Inc. (a)	28,062	1,859,949

		12,615,658

Air Freight & Logistics—0.6%
XPO Logistics, Inc. (a)	50,796	7,105,852

Airlines—0.2%
JetBlue Airways Corp. (a) (c)	158,216	2,654,865

Auto Components—1.7%
Adient plc (a)	47,073	2,127,700
Dana, Inc.	72,524	1,723,170
Fox Factory Holding Corp. (a)	20,969	3,264,034
Gentex Corp.	120,690	3,993,632
Goodyear Tire & Rubber Co. (The) (a)	139,432	2,391,259
Lear Corp.	27,345	4,793,032
Visteon Corp. (a)	13,972	1,689,774

		19,982,601

Automobiles—0.5%
Harley-Davidson, Inc.	76,783	3,518,197
Thor Industries, Inc. (b)	27,665	3,126,145

		6,644,342

Banks—6.7%
Associated Banc-Corp.	76,354	1,563,730
BancorpSouth Bank	48,211	1,365,818
Bank of Hawaii Corp.	20,184	1,699,896
Bank OZK	60,403	2,546,591
Cathay General Bancorp	37,420	1,472,851
CIT Group, Inc.	49,500	2,553,705
Commerce Bancshares, Inc. (b)	52,631	3,924,167
Cullen/Frost Bankers, Inc. (b)	28,259	3,165,008
East West Bancorp, Inc.	70,885	5,081,746
First Financial Bankshares, Inc. (b)	71,097	3,492,996
First Horizon National Corp.	276,008	4,769,418
FNB Corp.	159,589	1,967,732
Fulton Financial Corp.	81,250	1,282,125
Glacier Bancorp, Inc.	47,722	2,628,528
Hancock Whitney Corp.	43,372	1,927,452
Home BancShares, Inc.	75,778	1,870,201
International Bancshares Corp.	27,860	1,196,308
PacWest Bancorp	58,420	2,404,567
Pinnacle Financial Partners, Inc. (b)	38,023	3,357,051
Prosperity Bancshares, Inc.	46,439	3,334,320
Signature Bank	28,794	7,073,246
Sterling Bancorp	96,237	2,385,715
Synovus Financial Corp.	74,251	3,258,134
Texas Capital Bancshares, Inc. (a)	25,274	1,604,646
Trustmark Corp.	31,680	975,744
UMB Financial Corp.	21,724	2,021,635
Umpqua Holdings Corp.	110,240	2,033,928
United Bankshares, Inc. (b)	67,039	2,446,924

Banks—(Continued)
Valley National Bancorp	202,811	2,723,752
Webster Financial Corp.	45,180	2,409,901
Wintrust Financial Corp.	28,501	2,155,531

		80,693,366

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a)	4,648	4,744,678

Biotechnology—1.8%
Arrowhead Pharmaceuticals, Inc. (a) (b)	52,009	4,307,385
Emergent BioSolutions, Inc. (a) (b)	22,759	1,433,589
Exelixis, Inc. (a)	156,592	2,853,106
Halozyme Therapeutics, Inc. (a) (b)	66,878	3,036,930
Ligand Pharmaceuticals, Inc. (a)	8,321	1,091,632
Neurocrine Biosciences, Inc. (a) (b)	47,242	4,597,592
United Therapeutics Corp. (a) (b)	22,384	4,015,914

		21,336,148

Building Products—2.0%
Builders FirstSource, Inc. (a)	103,500	4,415,310
Lennox International, Inc. (b)	17,178	6,026,042
Owens Corning	52,197	5,110,086
Simpson Manufacturing Co., Inc. (b)	21,701	2,396,659
Trex Co., Inc. (a)	57,644	5,891,793

		23,839,890

Capital Markets—2.5%
Affiliated Managers Group, Inc. (b)	20,805	3,208,339
Evercore, Inc. - Class A	20,462	2,880,436
FactSet Research Systems, Inc.	18,914	6,347,728
Federated Hermes, Inc. (b)	46,746	1,585,157
Interactive Brokers Group, Inc. - Class A	40,387	2,654,637
Janus Henderson Group plc	85,258	3,308,863
Jefferies Financial Group, Inc. (b)	99,958	3,418,564
SEI Investments Co.	59,227	3,670,297
Stifel Financial Corp.	52,511	3,405,863

		30,479,884

Chemicals—2.6%
Ashland Global Holdings, Inc.	27,301	2,388,837
Avient Corp.	45,618	2,242,581
Cabot Corp.	28,298	1,611,005
Chemours Co. (The) (b)	82,709	2,878,273
Ingevity Corp. (a)	20,001	1,627,281
Minerals Technologies, Inc.	16,854	1,325,904
NewMarket Corp.	3,659	1,178,125
Olin Corp.	71,595	3,311,985
RPM International, Inc.	64,714	5,738,838
Scotts Miracle-Gro Co. (The)	20,319	3,899,622
Sensient Technologies Corp.	21,126	1,828,667
Valvoline, Inc.	90,480	2,936,981

		30,968,099

Commercial Services & Supplies—1.8%
Brink’s Co. (The) (b)	24,861	1,910,319
Clean Harbors, Inc. (a)	25,084	2,336,324

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Healthcare Services Group, Inc. (b)	37,334	$1,178,634
Herman Miller, Inc.	29,482	1,389,781
IAA, Inc. (a)	67,333	3,672,342
KAR Auction Services, Inc. (a) (b)	62,340	1,094,067
MSA Safety, Inc. (b)	18,201	3,013,722
Stericycle, Inc. (a)	45,851	3,280,639
Tetra Tech, Inc.	27,063	3,302,769

		21,178,597

Communications Equipment—0.9%
Ciena Corp. (a) (b)	77,430	4,404,992
Lumentum Holdings, Inc. (a) (b)	37,925	3,110,988
NetScout Systems, Inc. (a)	36,852	1,051,756
ViaSat, Inc. (a)	34,008	1,694,959

		10,262,695

Construction & Engineering—1.3%
AECOM (a)	73,149	4,631,795
Dycom Industries, Inc. (a)	15,379	1,146,197
EMCOR Group, Inc.	27,260	3,358,159
Fluor Corp. (a)	62,855	1,112,533
MasTec, Inc. (a)	28,220	2,994,142
Valmont Industries, Inc.	10,618	2,506,379

		15,749,205

Construction Materials—0.2%
Eagle Materials, Inc.	21,176	3,009,321

Consumer Finance—0.8%
FirstCash, Inc.	20,500	1,567,020
LendingTree, Inc. (a)	5,520	1,169,578
Navient Corp.	89,698	1,733,862
PROG Holdings, Inc.	33,653	1,619,719
SLM Corp.	161,330	3,378,250

		9,468,429

Containers & Packaging—0.9%
AptarGroup, Inc.	32,836	4,624,622
Greif, Inc. - Class A	13,254	802,530
Silgan Holdings, Inc.	39,166	1,625,389
Sonoco Products Co. (b)	50,274	3,363,331

		10,415,872

Diversified Consumer Services—1.1%
Adtalem Global Education, Inc. (a)	24,696	880,165
Graham Holdings Co. - Class B	2,018	1,279,210
Grand Canyon Education, Inc. (a) (b)	23,157	2,083,435
H&R Block, Inc.	90,656	2,128,603
Service Corp. International	84,016	4,502,418
Strategic Education, Inc.	12,317	936,831
WW International, Inc. (a) (b)	23,969	866,240

		12,676,902

Diversified Telecommunication Services—0.2%
Iridium Communications, Inc. (a) (b)	58,692	2,347,093

Electric Utilities—1.0%
ALLETE, Inc.	26,077	1,824,868
Hawaiian Electric Industries, Inc.	54,555	2,306,585
IDACORP, Inc. (b)	25,241	2,460,998
OGE Energy Corp.	100,022	3,365,740
PNM Resources, Inc.	42,889	2,091,697

		12,049,888

Electrical Equipment—1.7%
Acuity Brands, Inc. (b)	17,841	3,336,802
EnerSys (b)	21,402	2,091,618
Hubbell, Inc.	27,141	5,071,024
nVent Electric plc	83,784	2,617,412
Regal-Beloit Corp.	20,302	2,710,520
Sunrun, Inc. (a)	80,500	4,490,290

		20,317,666

Electronic Equipment, Instruments & Components—3.2%
Arrow Electronics, Inc. (a)	37,060	4,218,540
Avnet, Inc.	49,718	1,992,697
Belden, Inc.	22,355	1,130,492
Cognex Corp.	88,247	7,417,160
Coherent, Inc. (a)	12,258	3,240,280
II-VI, Inc. (a) (b)	52,408	3,804,297
Jabil, Inc.	66,915	3,889,100
Littelfuse, Inc.	12,270	3,126,273
National Instruments Corp.	65,760	2,780,333
SYNNEX Corp.	20,727	2,523,720
Vishay Intertechnology, Inc. (b)	66,312	1,495,336
Vontier Corp.	84,344	2,747,927

		38,366,155

Energy Equipment & Services—0.2%
ChampionX Corp. (a)	93,562	2,399,865

Entertainment—0.2%
Cinemark Holdings, Inc. (a) (b)	54,355	1,193,093
World Wrestling Entertainment, Inc. - Class A (b)	22,616	1,309,240

		2,502,333

Equity Real Estate Investment Trusts—9.0%
American Campus Communities, Inc.	68,888	3,218,447
Apartment Income REIT Corp.	78,362	3,716,710
Brixmor Property Group, Inc.	148,382	3,396,464
Camden Property Trust	48,810	6,475,623
CoreSite Realty Corp.	21,479	2,891,073
Corporate Office Properties Trust	56,126	1,570,967
Cousins Properties, Inc.	74,278	2,731,945
CyrusOne, Inc. (b)	61,228	4,379,027
Douglas Emmett, Inc. (b)	82,418	2,770,893
EastGroup Properties, Inc.	19,998	3,288,671
EPR Properties (a)	37,359	1,968,072
First Industrial Realty Trust, Inc.	64,522	3,369,984

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Healthcare Realty Trust, Inc.	70,784	$2,137,677
Highwoods Properties, Inc.	51,994	2,348,569
Hudson Pacific Properties, Inc. (b)	75,426	2,098,351
JBG SMITH Properties	55,193	1,739,131
Kilroy Realty Corp. (b)	52,950	3,687,438
Lamar Advertising Co. - Class A	43,317	4,523,161
Life Storage, Inc.	38,403	4,122,562
Macerich Co. (The) (b)	83,585	1,525,426
Medical Properties Trust, Inc.	293,909	5,907,571
National Retail Properties, Inc.	87,733	4,112,923
National Storage Affiliates Trust	34,450	1,741,792
Omega Healthcare Investors, Inc.	117,603	4,267,813
Park Hotels & Resorts, Inc. (a)	118,169	2,435,463
Pebblebrook Hotel Trust (b)	65,650	1,546,058
Physicians Realty Trust	107,664	1,988,554
PotlatchDeltic Corp.	33,499	1,780,472
PS Business Parks, Inc.	10,042	1,487,019
Rayonier, Inc. (b)	69,470	2,496,057
Rexford Industrial Realty, Inc. (b)	66,987	3,814,910
Sabra Health Care REIT, Inc.	107,895	1,963,689
SL Green Realty Corp. (b)	34,654	2,772,320
Spirit Realty Capital, Inc. (b)	57,443	2,748,073
STORE Capital Corp.	121,643	4,197,900
Urban Edge Properties	54,966	1,049,851
Weingarten Realty Investors	59,945	1,922,436

		108,193,092

Food & Staples Retailing—0.8%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	68,522	3,260,277
Casey’s General Stores, Inc.	18,462	3,593,443
Grocery Outlet Holding Corp. (a) (b)	43,518	1,508,334
Sprouts Farmers Market, Inc. (a)	59,027	1,466,821

		9,828,875

Food Products—1.8%
Darling Ingredients, Inc. (a)	81,533	5,503,477
Flowers Foods, Inc. (b)	98,385	2,380,917
Hain Celestial Group, Inc. (The) (a)	40,858	1,639,223
Ingredion, Inc.	33,466	3,028,673
Lancaster Colony Corp. (b)	9,772	1,890,980
Pilgrim’s Pride Corp. (a)	24,350	540,083
Post Holdings, Inc. (a)	29,569	3,207,349
Sanderson Farms, Inc.	9,931	1,866,730
Tootsie Roll Industries, Inc. (b)	8,794	298,205
TreeHouse Foods, Inc. (a)	28,092	1,250,656

		21,606,293

Gas Utilities—1.2%
National Fuel Gas Co. (b)	45,557	2,380,353
New Jersey Resources Corp.	48,138	1,904,821
ONE Gas, Inc.	26,605	1,971,963
Southwest Gas Holdings, Inc. (a)	28,981	1,918,252
Spire, Inc. (b)	25,823	1,866,228
UGI Corp.	104,283	4,829,346

		14,870,963

Health Care Equipment & Supplies—3.3%
Envista Holdings Corp. (a)	80,336	3,471,319
Globus Medical, Inc. - Class A (a)	38,775	3,006,226
Haemonetics Corp. (a)	25,460	1,696,654
Hill-Rom Holdings, Inc.	33,212	3,772,551
ICU Medical, Inc. (a)	9,861	2,029,394
Integra LifeSciences Holdings Corp. (a)	35,487	2,421,633
LivaNova plc (a)	24,413	2,053,377
Masimo Corp. (a)	25,284	6,130,106
Neogen Corp. (a)	53,665	2,470,737
NuVasive, Inc. (a)	25,808	1,749,266
Penumbra, Inc. (a) (b)	16,953	4,646,139
Quidel Corp. (a) (b)	19,348	2,478,866
STAAR Surgical Co. (a) (b)	23,432	3,573,380

		39,499,648

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc. (a)	44,840	2,813,710
Amedisys, Inc. (a)	16,276	3,986,481
Chemed Corp.	7,970	3,781,765
Encompass Health Corp.	49,739	3,881,134
HealthEquity, Inc. (a)	41,661	3,352,877
LHC Group, Inc. (a)	15,823	3,168,714
Molina Healthcare, Inc. (a)	29,181	7,384,544
Patterson Cos., Inc. (b)	43,457	1,320,658
Progyny, Inc. (a)	18,578	1,096,102
R1 RCM, Inc. (a)	69,063	1,535,961
Tenet Healthcare Corp. (a)	53,360	3,574,587

		35,896,533

Hotels, Restaurants & Leisure—2.8%
Boyd Gaming Corp. (a)	40,323	2,479,461
Choice Hotels International, Inc. (b)	14,437	1,715,982
Churchill Downs, Inc.	17,323	3,434,458
Cracker Barrel Old Country Store, Inc.	11,855	1,759,993
Jack in the Box, Inc. (b)	11,107	1,237,764
Marriott Vacations Worldwide Corp. (a)	21,334	3,398,506
Papa John’s International, Inc.	16,529	1,726,289
Scientific Games Corp. - Class A (a)	28,324	2,193,411
Six Flags Entertainment Corp. (a) (b)	37,974	1,643,515
Texas Roadhouse, Inc.	32,758	3,151,320
Travel and Leisure Co.	43,063	2,560,095
Wendy’s Co. (The)	88,486	2,072,342
Wingstop, Inc. (b)	14,859	2,342,224
Wyndham Hotels & Resorts, Inc.	46,669	3,373,702

		33,089,062

Household Durables—1.5%
Helen of Troy, Ltd. (a)	12,217	2,786,942
KB Home	44,403	1,808,090
Taylor Morrison Home Corp. (a)	64,436	1,702,399
Tempur Sealy International, Inc.	91,523	3,586,786
Toll Brothers, Inc.	56,099	3,243,083
TopBuild Corp. (a)	16,520	3,267,326
TRI Pointe Group, Inc. (a)	59,173	1,268,078

		17,662,704

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.1%
Energizer Holdings, Inc.	29,037	$1,248,010

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	26,079	4,990,999

Insurance—4.0%
Alleghany Corp. (a)	6,959	4,642,140
American Financial Group, Inc.	34,443	4,295,731
Brighthouse Financial, Inc. (a) (d)	42,869	1,952,254
Brown & Brown, Inc.	116,891	6,211,588
CNO Financial Group, Inc. (b)	65,740	1,552,779
First American Financial Corp. (b)	54,835	3,418,962
Hanover Insurance Group, Inc. (The)	17,937	2,432,975
Kemper Corp.	30,327	2,241,165
Kinsale Capital Group, Inc.	10,715	1,765,511
Mercury General Corp.	13,280	862,536
Old Republic International Corp.	141,617	3,527,679
Primerica, Inc.	19,706	3,017,777
Reinsurance Group of America, Inc.	33,971	3,872,694
RenaissanceRe Holdings, Ltd.	24,803	3,691,182
RLI Corp.	19,876	2,078,831
Selective Insurance Group, Inc.	29,992	2,433,851

		47,997,655

Interactive Media & Services—0.3%
TripAdvisor, Inc. (a)	48,991	1,974,337
Yelp, Inc. (a)	34,991	1,398,241

		3,372,578

IT Services—1.7%
Alliance Data Systems Corp.	24,846	2,588,705
Concentrix Corp. (a)	20,808	3,345,926
Genpact, Ltd.	87,045	3,954,454
LiveRamp Holdings, Inc. (a)	34,184	1,601,520
MAXIMUS, Inc.	30,716	2,702,087
Sabre Corp. (a) (b)	159,628	1,992,158
WEX, Inc. (a) (b)	22,356	4,334,828

		20,519,678

Leisure Products—1.4%
Brunswick Corp.	38,924	3,877,609
Callaway Golf Co. (a)	58,134	1,960,860
Mattel, Inc. (a)	174,275	3,502,928
Polaris, Inc.	28,765	3,939,654
YETI Holdings, Inc. (a)	37,489	3,442,240

		16,723,291

Life Sciences Tools & Services—2.2%
Bio-Techne Corp.	19,434	8,750,353
Medpace Holdings, Inc. (a)	13,840	2,444,559
PRA Health Sciences, Inc. (a)	32,377	5,349,004
Repligen Corp. (a)	25,514	5,093,105
Syneos Health, Inc. (a)	50,597	4,527,925

		26,164,946

Machinery—5.1%
AGCO Corp.	30,874	4,025,352
Colfax Corp. (a)	58,946	2,700,316
Crane Co.	24,808	2,291,515
Donaldson Co., Inc.	63,021	4,003,724
Flowserve Corp.	65,115	2,625,437
Graco, Inc.	84,663	6,408,989
ITT, Inc.	43,022	3,940,385
Kennametal, Inc.	41,772	1,500,450
Lincoln Electric Holdings, Inc. (b)	29,750	3,918,373
Middleby Corp. (The) (a)	27,798	4,816,282
Nordson Corp.	27,003	5,927,429
Oshkosh Corp.	34,286	4,273,407
Terex Corp.	34,877	1,660,843
Timken Co. (The)	34,170	2,753,760
Toro Co. (The)	53,497	5,878,250
Trinity Industries, Inc.	40,428	1,087,109
Woodward, Inc.	29,297	3,600,015

		61,411,636

Marine—0.1%
Kirby Corp. (a)	30,033	1,821,201

Media—1.0%
Cable One, Inc.	2,714	5,191,366
John Wiley & Sons, Inc. - Class A	21,755	1,309,216
New York Times Co. (The) - Class A	72,572	3,160,511
TEGNA, Inc.	110,315	2,069,509

		11,730,602

Metals & Mining—2.2%
Cleveland-Cliffs, Inc. (a) (b)	229,576	4,949,659
Commercial Metals Co. (b)	60,216	1,849,836
Compass Minerals International, Inc. (b)	16,989	1,006,768
Reliance Steel & Aluminum Co.	31,834	4,803,751
Royal Gold, Inc.	32,782	3,740,426
Steel Dynamics, Inc.	100,264	5,975,734
United States Steel Corp.	134,743	3,233,832
Worthington Industries, Inc.	17,475	1,069,120

		26,629,126

Multi-Utilities—0.6%
Black Hills Corp. (b)	31,415	2,061,766
MDU Resources Group, Inc.	100,532	3,150,673
NorthWestern Corp.	25,321	1,524,831

		6,737,270

Multiline Retail—0.7%
Kohl’s Corp.	78,065	4,302,162
Nordstrom, Inc. (a) (b)	54,395	1,989,225
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	28,381	2,387,694

		8,679,081

Oil, Gas & Consumable Fuels—1.8%
Antero Midstream Corp.	143,114	1,486,954
Cimarex Energy Co.	51,379	3,722,409

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
CNX Resources Corp. (a)	110,063	$1,503,461
EQT Corp. (a)	139,462	3,104,424
Equitrans Midstream Corp.	203,142	1,728,738
HollyFrontier Corp.	74,675	2,456,807
Murphy Oil Corp.	72,521	1,688,289
Targa Resources Corp.	114,253	5,078,546
World Fuel Services Corp.	31,597	1,002,573

		21,772,201

Paper & Forest Products—0.3%
Louisiana-Pacific Corp.	51,093	3,080,397

Personal Products—0.2%
Coty, Inc. - Class A (a) (b)	141,638	1,322,899
Nu Skin Enterprises, Inc. - Class A	25,004	1,416,477

		2,739,376

Pharmaceuticals—0.6%
Jazz Pharmaceuticals plc (a)	30,029	5,334,352
Nektar Therapeutics (a) (b)	91,095	1,563,190

		6,897,542

Professional Services—1.5%
ASGN, Inc. (a)	26,583	2,576,690
CACI International, Inc. - Class A (a)	11,768	3,002,252
FTI Consulting, Inc. (a)	17,100	2,336,031
Insperity, Inc.	17,972	1,624,130
KBR, Inc.	70,627	2,694,420
ManpowerGroup, Inc.	27,245	3,239,703
Science Applications International Corp.	28,965	2,541,099

		18,014,325

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc. (a)	25,637	5,011,008

Road & Rail—0.9%
Avis Budget Group, Inc. (a)	25,831	2,011,976
Knight-Swift Transportation Holdings, Inc. (b)	61,199	2,782,106
Landstar System, Inc.	19,192	3,032,720
Ryder System, Inc.	26,917	2,000,741
Werner Enterprises, Inc.	28,507	1,269,132

		11,096,675

Semiconductors & Semiconductor Equipment—4.0%
Amkor Technology, Inc. (b)	53,685	1,270,724
Brooks Automation, Inc.	37,124	3,537,175
Cirrus Logic, Inc. (a)	28,744	2,446,689
CMC Materials, Inc.	14,618	2,203,517
Cree, Inc. (a) (b)	57,698	5,650,365
First Solar, Inc. (a)	42,497	3,846,403
Lattice Semiconductor Corp. (a)	68,231	3,833,218
MKS Instruments, Inc.	27,661	4,922,275
Semtech Corp. (a)	32,442	2,232,010
Silicon Laboratories, Inc. (a)	22,360	3,426,670
SolarEdge Technologies, Inc. (a) (b)	25,971	7,177,605

Semiconductors & Semiconductor Equipment—(Continued)
Synaptics, Inc. (a)	17,590	2,736,652
Universal Display Corp.	21,435	4,765,644

		48,048,947

Software—3.9%
ACI Worldwide, Inc. (a)	59,029	2,192,337
Aspen Technology, Inc. (a)	33,986	4,674,435
Blackbaud, Inc. (a) (b)	24,394	1,867,849
CDK Global, Inc.	60,847	3,023,487
Ceridian HCM Holding, Inc. (a)	65,622	6,294,462
CommVault Systems, Inc. (a)	22,998	1,797,754
Envestnet, Inc. (a) (b)	27,194	2,062,937
Fair Isaac Corp. (a)	14,380	7,228,538
j2 Global, Inc. (a) (b)	21,204	2,916,610
Manhattan Associates, Inc. (a)	31,788	4,604,174
Paylocity Holding Corp. (a)	18,783	3,583,796
Qualys, Inc. (a) (b)	16,820	1,693,606
SailPoint Technologies Holding, Inc. (a) (b)	46,132	2,355,961
Teradata Corp. (a) (b)	54,764	2,736,557

		47,032,503

Specialty Retail—3.1%
American Eagle Outfitters, Inc. (b)	75,423	2,830,625
AutoNation, Inc. (a)	26,943	2,554,466
Dick’s Sporting Goods, Inc.	32,746	3,280,822
Five Below, Inc. (a)	27,979	5,407,501
Foot Locker, Inc.	51,605	3,180,416
Lithia Motors, Inc. - Class A	14,869	5,109,583
Murphy USA, Inc.	12,512	1,668,725
RH (a)	8,407	5,708,353
Urban Outfitters, Inc. (a)	34,353	1,416,031
Williams-Sonoma, Inc.	38,072	6,078,195

		37,234,717

Technology Hardware, Storage & Peripherals—0.4%
NCR Corp. (a) (b)	65,407	2,983,213
Xerox Holdings Corp.	80,565	1,892,472

		4,875,685

Textiles, Apparel & Luxury Goods—1.7%
Capri Holdings, Ltd. (a)	75,614	4,324,364
Carter’s, Inc.	21,964	2,266,026
Columbia Sportswear Co.	15,275	1,502,449
Crocs, Inc. (a)	32,594	3,797,853
Deckers Outdoor Corp. (a)	13,898	5,337,805
Skechers USA, Inc. - Class A (a)	67,042	3,340,703

		20,569,200

Thrifts & Mortgage Finance—0.7%
Essent Group, Ltd.	56,389	2,534,685
MGIC Investment Corp.	169,548	2,305,853
New York Community Bancorp, Inc.	232,381	2,560,839
Washington Federal, Inc.	36,178	1,149,737

		8,551,114

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.9%
GATX Corp. (b)	17,688	$1,564,857
MSC Industrial Direct Co., Inc. - Class A (b)	23,482	2,107,040
Univar Solutions, Inc. (a)	84,738	2,065,912
Watsco, Inc.	16,446	4,714,082

		10,451,891

Water Utilities—0.4%
Essential Utilities, Inc. (b)	111,695	5,104,462

Wireless Telecommunication Services—0.1%
Telephone & Data Systems, Inc.	49,766	1,127,698

Total Common Stocks (Cost $751,297,107)		1,172,090,388

Mutual Funds—0.9%

Investment Companies—0.9%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $10,416,919)	21,100	10,360,311

Short-Term Investments—1.3%

Discount Note—0.2%
Federal Home Loan Bank 0.009%, 07/14/21 (e)	2,500,000	2,499,973

U.S. Treasury—1.1%
U.S. Treasury Bills
0.010%, 07/01/21 (e)	475,000	475,000
0.029%, 08/26/21 (e)	13,300,000	13,299,079

		13,774,079

Total Short-Term Investments (Cost $16,274,397)		16,274,052

Securities Lending Reinvestments (f)—11.1%

Certificates of Deposit—1.9%
Agricultural Bank of China 0.100%, 07/01/21	700,000	699,999
Bank of Montreal (Chicago) 0.222%, 3M LIBOR + 0.060%, 08/10/21 (g)	3,000,000	3,000,261
Barclays Bank plc 0.100%, 09/09/21	3,000,000	2,999,763
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Mizuho Bank, Ltd. 0.200%, 09/14/21	5,000,000	5,000,630
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (g)	2,000,000	2,000,008
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	2,998,527	2,999,250

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (g)	5,000,000	5,000,100

		22,699,851

Repurchase Agreements—5.9%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $6,900,038; collateralized by various Common Stock with an aggregate market value of $7,667,255.	6,900,000	6,900,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,556,673.	5,000,000	5,000,000
BofA Securities, Inc.
Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $16,891,479; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $17,229,286.	16,891,456	16,891,456
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,196,455.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $300,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,684.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $2,100,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $2,142,863.	2,100,000	2,100,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $4,000,163; collateralized by various Common Stock with an aggregate market value of $4,444,470.	4,000,000	$4,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $10,000,014; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $10,200,014.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $3,400,162; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,777,779.	3,400,000	3,400,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,889,223.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $2,800,014; collateralized by various Common Stock with an aggregate market value of $3,111,176.	2,800,000	2,800,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $2,800,014; collateralized by various Common Stock with an aggregate market value of $3,111,210.	2,800,000	2,800,000

		70,891,456

Time Deposits—1.2%
DZ Bank AG 0.040%, 07/01/21	2,000,000	2,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	600,000	600,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (g)	4,000,000	4,000,000

Time Deposits—(Continued)
Rabobank (New York) 0.050%, 07/01/21	6,000,000	6,000,000
Royal Bank of Canada 0.030%, 07/01/21	2,000,000	2,000,000

		14,600,000

Mutual Funds—2.1%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	15,000,000	15,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	10,000,000	10,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $133,190,383)		133,191,307

Total Investments—110.9% (Cost $911,178,806)		1,331,916,058
Other assets and liabilities (net)—(10.9)%		(130,708,560)

Net Assets—100.0%		$1,201,207,498

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $130,322,249 and the collateral received consisted of cash in the amount of $133,189,549. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $2,433,100.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	09/17/21	60	USD	16,154,400	$(304,320)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,172,090,388	$—	$—	$1,172,090,388
Total Mutual Funds*	10,360,311	—	—	10,360,311
Total Short-Term Investments*	—	16,274,052	—	16,274,052
Securities Lending Reinvestments
Certificates of Deposit	—	22,699,851	—	22,699,851
Repurchase Agreements	—	70,891,456	—	70,891,456
Time Deposits	—	14,600,000	—	14,600,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	108,191,307	—	133,191,307
Total Investments	$1,207,450,699	$124,465,359	$—	$1,331,916,058

Collateral for Securities Loaned (Liability)	$—	$(133,189,549)	$—	$(133,189,549)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(304,320)	$—	$—	$(304,320)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,329,963,804
Affiliated investments at value (c)	1,952,254
Cash	18,773
Receivable for:
Investments sold	1,512,797
Fund shares sold	1,200,845
Dividends	960,284
Variation margin on futures contracts	15,603

Total Assets	1,335,624,360
Liabilities
Collateral for securities loaned	133,189,549
Payables for:
Fund shares redeemed	484,955
Accrued Expenses:
Management fees	243,689
Distribution and service fees	127,765
Deferred trustees’ fees	171,815
Other expenses	199,089

Total Liabilities	134,416,862

Net Assets	$1,201,207,498

Net Assets Consist of:
Paid in surplus	$669,202,656
Distributable earnings (Accumulated losses)	532,004,842

Net Assets	$1,201,207,498

Net Assets
Class A	$604,073,511
Class B	380,657,857
Class E	35,350,676
Class G	181,125,454
Capital Shares Outstanding*
Class A	28,713,235
Class B	18,455,683
Class E	1,698,192
Class G	8,874,410
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.04
Class B	20.63
Class E	20.82
Class G	20.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $909,612,299.
(b)	Includes securities loaned at value of $130,322,249.
(c)	Identified cost of affiliated investments was $1,566,507.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$7,955,719
Interest	1,478
Securities lending income	122,605

Total investment income	8,079,802
Expenses
Management fees	1,487,894
Administration fees	26,471
Custodian and accounting fees	43,976
Distribution and service fees—Class B	479,695
Distribution and service fees—Class E	26,360
Distribution and service fees—Class G	267,324
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	51,275
Insurance	3,810
Miscellaneous	61,699

Total expenses	2,522,163
Less management fee waiver	(22,324)

Net expenses	2,499,839

Net Investment Income	5,579,963

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	105,623,828
Affiliated investments	28,585
Futures contracts	2,983,684

Net realized gain (loss)	108,636,097

Net change in unrealized appreciation (depreciation) on:
Investments	74,865,420
Affiliated investments	405,466
Futures contracts	(361,222)

Net change in unrealized appreciation (depreciation)	74,909,664

Net realized and unrealized gain (loss)	183,545,761

Net Increase (Decrease) in Net Assets From Operations	$189,125,724

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,579,963	$11,698,612
Net realized gain (loss)	108,636,097	57,431,750
Net change in unrealized appreciation (depreciation)	74,909,664	75,038,355

Increase (decrease) in net assets from operations	189,125,724	144,168,717

From Distributions to Shareholders
Class A	(34,746,740)	(38,774,037)
Class B	(21,638,582)	(26,620,895)
Class E	(2,027,108)	(2,343,469)
Class G	(10,317,316)	(11,474,534)

Total distributions	(68,729,746)	(79,212,935)

Increase (decrease) in net assets from capital share transactions	(44,405,357)	(15,310,127)

Total increase (decrease) in net assets	75,990,621	49,645,655

Net Assets
Beginning of period	1,125,216,877	1,075,571,222

End of period	$1,201,207,498	$1,125,216,877

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	880,806	$18,963,464	3,882,463	$57,273,936
Reinvestments	1,645,985	34,746,740	2,652,123	38,774,037
Redemptions	(2,921,200)	(62,252,250)	(6,366,715)	(101,815,272)

Net increase (decrease)	(394,409)	$(8,542,046)	167,871	$(5,767,299)

Class B
Sales	207,606	$4,378,816	1,699,979	$22,454,709
Reinvestments	1,045,342	21,638,582	1,853,823	26,620,895
Redemptions	(2,672,968)	(55,529,650)	(4,005,111)	(64,684,159)

Net increase (decrease)	(1,420,020)	$(29,512,252)	(451,309)	$(15,608,555)

Class E
Sales	30,880	$651,090	137,393	$1,974,726
Reinvestments	97,037	2,027,108	161,842	2,343,469
Redemptions	(188,990)	(3,961,456)	(380,946)	(6,087,946)

Net increase (decrease)	(61,073)	$(1,283,258)	(81,711)	$(1,769,751)

Class G
Sales	399,743	$8,328,589	1,566,504	$22,267,401
Reinvestments	503,775	10,317,316	806,929	11,474,534
Redemptions	(1,150,604)	(23,713,706)	(1,640,790)	(25,906,457)

Net increase (decrease)	(247,086)	$(5,067,801)	732,643	$7,835,478

Increase (decrease) derived from capital shares transactions		$(44,405,357)		$(15,310,127)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.01		$18.27	$16.32	$20.24	$18.89	$17.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.21	0.26	0.26	0.24	0.27
Net realized and unrealized gain (loss)	3.21		1.85	3.78	(2.24)	2.63	3.04

Total income (loss) from investment operations	3.32		2.06	4.04	(1.98)	2.87	3.31

Less Distributions
Distributions from net investment income	(0.24)		(0.24)	(0.26)	(0.26)	(0.27)	(0.24)
Distributions from net realized capital gains	(1.05)		(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.29)		(1.32)	(2.09)	(1.94)	(1.52)	(1.65)

Net Asset Value, End of Period	$21.04		$19.01	$18.27	$16.32	$20.24	$18.89

Total Return (%) (b)	17.42	(c)	13.39	25.95	(11.30)	15.95	20.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	(d)	0.31	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (e)	0.29	(d)	0.31	0.30	0.30	0.29	0.29
Ratio of net investment income (loss) to average net assets (%)	1.07	(d)	1.33	1.44	1.34	1.26	1.53
Portfolio turnover rate (%)	20	(c)	31	24	25	23	28
Net assets, end of period (in millions)	$604.1		$553.3	$528.6	$442.2	$545.3	$494.1

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.64		$17.93	$16.05	$19.93	$18.63	$17.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.17	0.21	0.21	0.19	0.22
Net realized and unrealized gain (loss)	3.15		1.82	3.71	(2.20)	2.59	3.00

Total income (loss) from investment operations	3.23		1.99	3.92	(1.99)	2.78	3.22

Less Distributions
Distributions from net investment income	(0.19)		(0.20)	(0.21)	(0.21)	(0.23)	(0.19)
Distributions from net realized capital gains	(1.05)		(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.24)		(1.28)	(2.04)	(1.89)	(1.48)	(1.60)

Net Asset Value, End of Period	$20.63		$18.64	$17.93	$16.05	$19.93	$18.63

Total Return (%) (b)	17.30	(c)	13.15	25.57	(11.51)	15.63	20.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.56	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.56	0.55	0.55	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	0.82	(d)	1.08	1.19	1.09	1.01	1.28
Portfolio turnover rate (%)	20	(c)	31	24	25	23	28
Net assets, end of period (in millions)	$380.7		$370.5	$364.5	$330.8	$427.0	$409.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.81		$18.09	$16.17	$20.07	$18.75	$17.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.19	0.23	0.23	0.21	0.24
Net realized and unrealized gain (loss)	3.17		1.82	3.75	(2.22)	2.61	3.03

Total income (loss) from investment operations	3.27		2.01	3.98	(1.99)	2.82	3.27

Less Distributions
Distributions from net investment income	(0.21)		(0.21)	(0.23)	(0.23)	(0.25)	(0.21)
Distributions from net realized capital gains	(1.05)		(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.26)		(1.29)	(2.06)	(1.91)	(1.50)	(1.62)

Net Asset Value, End of Period	$20.82		$18.81	$18.09	$16.17	$20.07	$18.75

Total Return (%) (b)	17.36	(c)	13.21	25.77	(11.44)	15.80	20.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	(d)	0.46	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (e)	0.44	(d)	0.46	0.45	0.45	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	0.92	(d)	1.18	1.29	1.19	1.11	1.38
Portfolio turnover rate (%)	20	(c)	31	24	25	23	28
Net assets, end of period (in millions)	$35.4		$33.1	$33.3	$30.6	$40.0	$39.2

	Class G
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.46		$17.78	$15.93	$19.80	$18.52	$16.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.16	0.20	0.20	0.18	0.21
Net realized and unrealized gain (loss)	3.11		1.79	3.69	(2.19)	2.58	2.98

Total income (loss) from investment operations	3.19		1.95	3.89	(1.99)	2.76	3.19

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.21)	(0.20)	(0.23)	(0.18)
Distributions from net realized capital gains	(1.05)		(1.08)	(1.83)	(1.68)	(1.25)	(1.41)

Total distributions	(1.24)		(1.27)	(2.04)	(1.88)	(1.48)	(1.59)

Net Asset Value, End of Period	$20.41		$18.46	$17.78	$15.93	$19.80	$18.52

Total Return (%) (b)	17.23	(c)	13.07	25.54	(11.56)	15.60	20.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.61	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.61	0.60	0.60	0.59	0.59
Ratio of net investment income (loss) to average net assets (%)	0.77	(d)	1.03	1.14	1.04	0.96	1.24
Portfolio turnover rate (%)	20	(c)	31	24	25	23	28
Net assets, end of period (in millions)	$181.1		$168.4	$149.1	$124.0	$149.8	$133.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $70,891,456, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(123,841,390)	$—	$—	$—	$(123,841,390)
Mutual Funds	(9,348,159)	—	—	—	(9,348,159)
Total Borrowings	$(133,189,549)	$—	$—	$—	$(133,189,549)
Gross amount of recognized liabilities for securities lending transactions					$(133,189,549)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$304,320

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,983,684

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(361,222)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,575,100

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$233,018,016	$0	$360,305,025

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $1,487,894.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2021 were $133,899.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021	Number of shares held June 30, 2021
Brighthouse Financial, Inc.	$1,773,212	$—	$(255,009)	$28,585	$405,466	$1,952,254	42,869

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$913,358,236

Gross unrealized appreciation	443,975,704
Gross unrealized depreciation	(25,417,882)

Net unrealized appreciation (depreciation)	$418,557,822

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$13,231,462	$17,397,492	$65,981,473	$97,113,965	$79,212,935	$114,511,457

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$26,632,605	$41,851,682	$343,286,936	$—	$411,771,223

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, E, and G shares of the MetLife MSCI EAFE Index Portfolio returned 8.60%, 8.52%, 8.55%, and 8.45%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 8.83%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2021, equity markets rallied as easy monetary policies, fiscal stimulus, and expanded COVID-19 vaccine distribution supported the global economic recovery. Investors appeared to react favorably to better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. In addition, equity indexes were supported by accommodative central banks and the reopening of the global economy. Energy stocks benefited from climbing oil prices, as West Texas Intermediate Crude traded over $70 per barrel in June from $30 per barrel just over a year ago. The equity market rally appeared to be limited by concerns about inflation and rising bond yields. Other factors that weighed on the equity markets included the spread of the COVID-19 Delta variant, continued tension in the Middle East, and higher inflation data for several countries.

The U.S. dollar strengthened during the six-month period, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 3.92%.

Nineteen of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns during the first half of year. Austria (0.2% beginning weight in the benchmark), up 22.3%, and Netherlands (3.9% beginning weight), up 19.4%, were the best-performing countries. New Zealand (0.3% beginning weight), down 15.1%, and Portugal (0.2% beginning weight), down 4.3%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were ASML Holding (Netherlands), up 41.7%; LVMH Moet Hennessy Louis Vuitton (France), up 26.3%; and AstraZeneca (U.K.), up 22.2%. The stocks with the largest negative impact were Daiichi Sankyo (Japan), down 36.7%; Oersted A/S (Denmark), down 30.5%; and SoftBank Group (Japan), down 10.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	8.60	31.95	9.89	5.67
Class B	8.52	31.73	9.62	5.41
Class E	8.55	31.83	9.75	5.52
Class G	8.45	31.62	9.58	5.36
MSCI EAFE Index	8.83	32.35	10.28	5.89

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Nestle S.A.	2.1
ASML Holding NV	1.7
Roche Holding AG	1.5
LVMH Moet Hennessy Louis Vuitton SE	1.3
Novartis AG	1.2
Toyota Motor Corp.	1.1
iShares MSCI EAFE ETF	0.9
AstraZeneca plc	0.9
Unilever plc	0.9
AIA Group, Ltd.	0.9

Top Countries

% of Net Assets
Japan	22.6
United Kingdom	12.1
France	10.9
Switzerland	10.2
Germany	8.6
Australia	7.2
Netherlands	5.2
Sweden	3.4
Hong Kong	2.9
Denmark	2.5

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.36%	$1,000.00	$1,086.00	$1.86
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class B (a)	Actual	0.61%	$1,000.00	$1,085.20	$3.15
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class E (a)	Actual	0.51%	$1,000.00	$1,085.50	$2.64
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class G (a)	Actual	0.66%	$1,000.00	$1,084.50	$3.41
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Australia—7.2%
Afterpay, Ltd. (a)	15,683	$1,389,365
AGL Energy, Ltd.	45,920	281,924
Ampol, Ltd.	18,604	394,126
APA Group	77,620	517,708
Aristocrat Leisure, Ltd.	41,217	1,333,085
ASX, Ltd.	14,426	841,826
Aurizon Holdings, Ltd.	132,266	369,627
AusNet Services, Ltd.	133,537	175,101
Australia & New Zealand Banking Group, Ltd.	198,168	4,178,797
BGP Holdings plc (b) (c)	713,624	0
BHP Group plc	147,854	4,352,262
BHP Group, Ltd.	205,279	7,454,022
BlueScope Steel, Ltd.	33,509	551,338
Brambles, Ltd.	110,387	947,932
Cochlear, Ltd.	4,803	907,805
Coles Group, Ltd.	88,152	1,131,293
Commonwealth Bank of Australia	124,648	9,331,505
Computershare, Ltd.	39,599	504,182
Crown Resorts, Ltd. (a)	29,464	263,835
CSL, Ltd.	32,182	6,891,965
Dexus	77,269	616,653
Domino’s Pizza Enterprises, Ltd.	4,255	385,081
Endeavour Group, Ltd. (a)	89,555	422,898
Evolution Mining, Ltd.	118,939	403,125
Fortescue Metals Group, Ltd.	115,617	2,025,628
Goodman Group (REIT)	109,751	1,735,921
GPT Group (The)	137,557	504,284
Insurance Australia Group, Ltd.	171,814	663,532
LendLease Corp,Ltd. (REIT)	48,652	418,668
Macquarie Group, Ltd.	23,858	2,801,252
Magellan Financial Group, Ltd.	9,069	366,823
Medibank Private, Ltd.	194,632	461,455
Mirvac Group (REIT)	277,948	606,524
National Australia Bank, Ltd.	233,243	4,582,873
Newcrest Mining, Ltd.	53,581	1,019,973
Northern Star Resources, Ltd.	79,868	588,299
Oil Search, Ltd.	131,545	376,418
Orica, Ltd.	24,591	245,285
Origin Energy, Ltd.	123,597	416,711
Qantas Airways, Ltd. (a)	58,443	205,124
QBE Insurance Group, Ltd.	108,983	879,798
Ramsay Health Care, Ltd.	13,525	638,191
REA Group, Ltd.	4,158	527,850
Reece, Ltd.	20,424	363,118
Rio Tinto, Ltd.	25,856	2,458,503
Santos, Ltd.	125,663	671,049
Scentre Group (REIT)	365,156	747,617
Seek, Ltd.	23,745	590,950
Sonic Healthcare, Ltd.	32,696	942,374
South32, Ltd.	335,895	738,828
Stockland (REIT)	162,137	570,229
Suncorp Group, Ltd.	92,883	772,513
Sydney Airport (a)	99,114	430,959
Tabcorp Holdings, Ltd.	153,298	594,561
Telstra Corp., Ltd.	292,467	825,721
Transurban Group	191,443	2,049,958
Treasury Wine Estates, Ltd.	53,467	468,740

Australia—(Continued)
Vicinity Centres (REIT)	274,046	316,563
Washington H Soul Pattinson & Co., Ltd.	8,030	203,413
Wesfarmers, Ltd.	79,966	3,546,449
Westpac Banking Corp.	257,755	4,972,238
WiseTech Global, Ltd.	10,682	255,926
Woodside Petroleum, Ltd.	68,426	1,141,421
Woolworths Group, Ltd.	89,555	2,560,532

		87,931,726

Austria—0.2%
Erste Group Bank AG	20,614	755,747
OMV AG	9,828	560,743
Raiffeisen Bank International AG	9,390	212,492
Verbund AG	4,951	455,805
voestalpine AG	9,525	387,923

		2,372,710

Belgium—0.9%
Ageas SA	12,505	693,614
Anheuser-Busch InBev S.A.	52,941	3,812,990
Elia Group S.A.	2,253	237,755
Etablissements Franz Colruyt NV	4,373	244,594
Groupe Bruxelles Lambert S.A.	7,907	884,504
KBC Group NV	18,076	1,377,079
Proximus SADP	11,920	230,346
Sofina S.A.	1,124	485,112
Solvay S.A.	5,192	661,117
UCB S.A.	8,982	939,223
Umicore S.A.	14,103	862,245

		10,428,579

Chile—0.0%
Antofagasta plc	26,957	534,771

China—0.5%
BOC Hong Kong Holdings, Ltd.	282,465	957,247
Budweiser Brewing Co. APAC, Ltd.	120,500	379,208
Chow Tai Fook Jewellery Group, Ltd.	143,000	326,671
ESR Cayman, Ltd. (a)	122,000	411,613
Futu Holdings, Ltd. (ADR) (a)	3,500	626,815
Prosus NV	34,030	3,330,109

		6,031,663

Denmark—2.5%
Ambu A/S - Class B	11,908	457,715
AP Moller - Maersk A/S - Class A	226	628,100
AP Moller - Maersk A/S - Class B	458	1,317,263
Carlsberg AS - Class B	7,046	1,315,547
Chr Hansen Holding A/S	7,473	674,631
Coloplast A/S - Class B	8,632	1,417,257
Danske Bank A/S	48,462	852,058
Demant A/S (a)	7,349	414,900
DSV Panalpina A/S	14,311	3,337,062
Genmab A/S (a)	4,551	1,856,478
GN Store Nord AS	9,339	817,886

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Novo Nordisk A/S - Class B	120,351	$10,069,933
Novozymes A/S - B Shares	14,861	1,121,648
Orsted A/S	13,414	1,887,334
Pandora A/S	7,026	946,842
Rockwool International A/S - B Shares	585	285,514
Tryg A/S	25,298	620,932
Vestas Wind Systems A/S	68,920	2,701,070

		30,722,170

Finland—1.2%
Elisa Oyj	11,016	657,380
Fortum Oyj	30,377	837,907
Kesko Oyj - B Shares	19,815	732,053
Kone Oyj - Class B	22,998	1,876,590
Neste Oyj	28,819	1,765,948
Nokia Oyj (a)	389,325	2,085,143
Nordea Bank Abp	227,639	2,534,649
Orion Oyj - Class B	8,084	347,556
Sampo Oyj - A Shares	34,356	1,580,134
Stora Enso Oyj - R Shares	40,497	739,313
UPM-Kymmene Oyj	37,780	1,429,430
Wartsila Oyj Abp	31,392	466,391

		15,052,494

France—10.9%
Accor S.A. (a)	12,886	481,559
Adevinta ASA (a)	17,802	341,459
Aeroports de Paris (a)	2,209	288,001
Air Liquide S.A.	32,920	5,769,109
Airbus SE (a)	41,229	5,310,165
Alstom S.A. (a)	19,560	988,502
Amundi S.A.	4,463	393,247
Arkema S.A.	5,073	637,005
Atos SE	7,084	431,165
AXA S.A.	133,292	3,377,240
BioMerieux	3,058	355,470
BNP Paribas S.A.	78,617	4,923,943
Bollore S.A.	61,874	331,841
Bouygues S.A.	15,150	560,894
Bureau Veritas S.A. (a)	19,740	624,849
Capgemini SE	11,118	2,138,162
Carrefour S.A.	42,889	843,750
Cie de Saint-Gobain	36,121	2,381,866
Cie Generale des Etablissements Michelin	11,638	1,857,690
CNP Assurances	10,520	178,849
Covivio	3,163	270,634
Credit Agricole S.A.	81,913	1,146,549
Danone S.A.	45,830	3,228,120
Dassault Aviation S.A.	183	215,463
Dassault Systemes SE	9,140	2,217,644
Edenred	17,436	993,915
Eiffage S.A.	5,728	583,127
Electricite de France S.A.	31,130	425,093
Engie S.A.	126,423	1,733,381
EssilorLuxottica S.A.	20,049	3,702,466
Eurazeo S.E.	2,867	249,733

France—(Continued)
Faurecia SE	8,085	397,127
Gecina S.A. (REIT)	3,288	503,972
Getlink SE	32,808	511,894
Hermes International	2,178	3,176,030
Iliad S.A.	851	124,752
Ipsen S.A.	2,947	306,634
Kering S.A.	5,246	4,591,203
Klepierre S.A. (REIT)	12,682	326,972
L’Oreal S.A.	17,681	7,885,161
La Francaise des Jeux SAEM	6,363	374,234
Legrand S.A.	18,703	1,980,972
LVMH Moet Hennessy Louis Vuitton SE	19,434	15,260,870
Natixis S.A.	61,192	290,191
Onxeo S.A. (a)	3,797	483,104
Orange S.A.	140,171	1,598,668
Pernod Ricard S.A.	14,375	3,191,057
Publicis Groupe S.A. (d)	15,420	986,896
Remy Cointreau S.A.	1,860	384,223
Renault S.A. (a)	14,189	573,723
Safran S.A.	24,014	3,332,230
Sanofi	78,847	8,263,084
Sartorius Stedim Biotech	2,011	951,455
Schneider Electric SE	38,016	5,985,030
SCOR SE (a)	11,686	371,779
SEB S.A.	1,989	359,615
Societe Generale S.A.	59,512	1,752,657
Sodexo S.A. (a) (d)	6,495	606,559
Suez S.A.	24,607	585,121
Teleperformance SE	4,265	1,731,508
Thales S.A.	7,807	797,077
TotalEnergies SE	176,030	7,987,027
UBISOFT Entertainment S.A. (a)	7,194	503,762
Unibail-Rodamco-Westfield (a)	9,927	859,928
Valeo S.A.	18,217	548,732
Veolia Environnement S.A.	38,959	1,177,242
Vinci S.A.	37,404	3,994,503
Vivendi SE (d)	49,997	1,680,021
Wendel S.E.	2,267	304,649
Worldline S.A. (a)	15,808	1,481,283

		133,201,836

Germany—8.6%
Adidas AG	13,342	4,968,776
Allianz SE	28,862	7,197,251
Aroundtown S.A.	63,611	495,661
BASF SE	64,663	5,096,218
Bayer AG	69,590	4,227,551
Bayerische Motoren Werke AG	23,373	2,476,346
Bechtle AG	1,981	368,476
Beiersdorf AG	7,042	850,018
Brenntag SE	11,405	1,060,799
Carl Zeiss Meditec AG	2,898	560,076
Commerzbank AG (a)	70,392	499,497
Continental AG (a)	7,262	1,068,035
Covestro AG	13,256	856,371
Daimler AG	59,915	5,352,903

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Delivery Hero SE (a)	11,033	$1,457,915
Deutsche Bank AG (a)	145,211	1,891,819
Deutsche Boerse AG	13,416	2,342,078
Deutsche Lufthansa AG (a) (d)	17,782	200,157
Deutsche Post AG	68,510	4,662,077
Deutsche Telekom AG	235,206	4,973,102
Deutsche Wohnen SE	23,246	1,423,234
E.ON SE	155,877	1,802,908
Evonik Industries AG	12,954	434,450
Fresenius Medical Care AG & Co. KGaA	15,649	1,300,107
Fresenius SE & Co. KGaA	27,953	1,458,786
GEA Group AG	11,736	475,422
Hannover Rueck SE	4,237	708,981
HeidelbergCement AG	10,711	919,092
HelloFresh SE (a)	10,721	1,042,480
Henkel AG & Co. KGaA	7,933	730,504
Infineon Technologies AG	92,553	3,711,926
KION Group AG	5,070	540,432
Knorr-Bremse AG	5,273	606,913
LANXESS AG	5,571	382,075
LEG Immobilien SE	5,050	727,680
Merck KGaA	9,421	1,808,778
MTU Aero Engines AG	3,839	951,310
Muenchener Rueckversicherungs-Gesellschaft AG	9,855	2,700,085
Nemetschek SE	4,238	324,687
Puma SE	7,160	853,802
Rational AG	371	336,802
RWE AG	44,910	1,627,708
SAP SE	73,054	10,309,041
Scout24 AG	7,874	664,722
Siemens AG	53,381	8,459,288
Siemens Energy AG (a)	28,411	856,708
Siemens Healthineers AG	19,718	1,209,299
Symrise AG	9,465	1,319,648
TeamViewer AG (a)	11,261	424,265
Telefonica Deutschland Holding AG	73,147	193,048
Uniper SE	6,428	237,018
United Internet AG	8,781	359,146
Volkswagen AG	2,495	819,114
Vonovia SE	36,638	2,371,179
Zalando SE (a)	11,658	1,409,475
Zalando SE (a) (c) (d)	3,429	414,749

		104,519,988

Hong Kong—2.9%
AIA Group, Ltd.	846,600	10,520,020
Bank of East Asia, Ltd. (The)	91,920	170,369
CK Asset Holdings, Ltd.	153,440	1,059,045
CK Hutchison Holdings, Ltd.	199,440	1,553,741
CK Infrastructure Holdings, Ltd.	49,500	295,123
CLP Holdings, Ltd.	111,377	1,100,639
Galaxy Entertainment Group, Ltd. (a)	152,000	1,216,505
Hang Lung Properties, Ltd.	142,000	344,768
Hang Seng Bank, Ltd.	54,200	1,081,840
Henderson Land Development Co., Ltd.	100,311	475,343
HK Electric Investments & HK Electric Investments, Ltd.	185,500	187,988

Hong Kong—(Continued)
HKT Trust & HKT, Ltd.	268,980	366,452
Hong Kong & China Gas Co., Ltd.	789,531	1,226,105
Hong Kong Exchanges & Clearing, Ltd.	84,300	5,023,795
Hongkong Land Holdings, Ltd.	86,500	412,058
Jardine Matheson Holdings, Ltd.	14,300	914,765
Link REIT (REIT)	148,541	1,436,877
Melco Resorts & Entertainment, Ltd. (ADR) (a)	13,000	215,410
MTR Corp., Ltd.	110,500	615,403
New World Development Co., Ltd.	115,926	602,343
Power Assets Holdings, Ltd.	107,549	659,911
Sino Land Co., Ltd.	233,600	368,189
Sun Hung Kai Properties, Ltd.	95,750	1,426,537
Swire Pacific, Ltd. - Class A	36,817	249,613
Swire Properties, Ltd.	83,600	249,212
Techtronic Industries Co., Ltd.	94,500	1,653,534
WH Group, Ltd. (c)	678,500	609,854
Wharf Real Estate Investment Co., Ltd. (d)	102,976	598,709
Xinyi Glass Holdings, Ltd.	128,000	521,669

		35,155,817

Ireland—0.8%
CRH plc	55,159	2,798,991
Flutter Entertainment plc (a)	11,454	2,076,442
James Hardie Industries plc	32,192	1,094,526
Kerry Group plc - Class A	11,544	1,612,619
Kingspan Group plc	11,136	1,052,032
Smurfit Kappa Group plc	16,402	889,965

		9,524,575

Israel—0.6%
Azrieli Group, Ltd.	3,090	217,725
Bank Hapoalim B.M. (a)	79,475	638,228
Bank Leumi Le-Israel B.M. (a)	104,117	791,330
Check Point Software Technologies, Ltd. (a)	7,600	882,588
CyberArk Software, Ltd. (a)	2,700	351,729
Elbit Systems, Ltd.	1,811	234,609
ICL Group, Ltd.	54,463	369,664
Israel Discount Bank, Ltd. - Class A (a)	83,247	396,620
Mizrahi Tefahot Bank, Ltd. (a)	9,874	304,186
Nice, Ltd. (a)	4,447	1,096,824
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	75,753	749,955
Wix.com, Ltd. (a)	3,600	1,045,008

		7,078,466

Italy—2.0%
Amplifon S.p.A.	9,033	447,168
Assicurazioni Generali S.p.A.	74,881	1,500,147
Atlantia S.p.A. (a)	36,067	653,693
Davide Campari-Milano NV	29,838	400,277
DiaSorin S.p.A.	1,857	351,340
Enel S.p.A.	569,369	5,290,843
Eni S.p.A.	178,889	2,182,760
Ferrari NV	8,824	1,821,788
FinecoBank Banca Fineco S.p.A. (a)	42,655	745,469

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Infrastrutture Wireless Italiane S.p.A.	24,381	$275,693
Intesa Sanpaolo S.p.A.	1,160,403	3,203,183
Mediobanca Banca di Credito Finanziario S.p.A. (a)	44,816	523,102
Moncler S.p.A.	13,551	917,429
Nexi S.p.A. (a)	32,431	712,365
Poste Italiane S.p.A.	41,357	547,029
Prysmian S.p.A.	17,303	620,686
Recordati Industria Chimica e Farmaceutica S.p.A.	8,194	468,642
Snam S.p.A.	137,424	795,404
Telecom Italia S.p.A.	585,356	290,898
Telecom Italia S.p.A. - Risparmio Shares	421,971	223,656
Terna SPA. (d)	98,855	736,643
UniCredit S.p.A.	142,045	1,674,189

		24,382,404

Japan—22.6%
Advantest Corp.	14,500	1,301,329
Aeon Co., Ltd.	43,500	1,169,465
AGC, Inc. (d)	12,900	542,004
Aisin Corp.	11,100	474,905
Ajinomoto Co., Inc.	33,000	857,321
ANA Holdings, Inc. (a)	8,400	197,603
Asahi Group Holdings, Ltd. (d)	30,500	1,425,927
Asahi Intecc Co., Ltd.	14,200	339,687
Asahi Kasei Corp.	85,900	941,560
Astellas Pharma, Inc.	129,000	2,247,706
Azbil Corp.	9,100	377,407
Bandai Namco Holdings, Inc.	14,800	1,028,193
Bridgestone Corp. (d)	40,200	1,830,140
Brother Industries, Ltd.	16,400	327,451
Canon, Inc. (d)	68,400	1,548,197
Capcom Co., Ltd.	13,000	380,781
Casio Computer Co., Ltd.	16,900	282,671
Central Japan Railway Co.	9,800	1,487,290
Chiba Bank, Ltd. (The)	39,400	237,403
Chubu Electric Power Co., Inc.	45,700	557,483
Chugai Pharmaceutical Co., Ltd.	47,300	1,864,756
Concordia Financial Group, Ltd.	73,300	267,745
Cosmos Pharmaceutical Corp.	1,500	220,323
CyberAgent, Inc.	29,600	636,475
Dai Nippon Printing Co., Ltd.	20,200	427,308
Dai-ichi Life Holdings, Inc.	72,900	1,335,461
Daifuku Co., Ltd.	7,400	672,400
Daiichi Sankyo Co., Ltd.	119,100	2,568,402
Daikin Industries, Ltd.	17,400	3,242,091
Daito Trust Construction Co., Ltd.	4,600	503,375
Daiwa House Industry Co., Ltd.	37,400	1,123,389
Daiwa House REIT Investment Corp. (REIT)	136	401,356
Daiwa Securities Group, Inc.	102,200	559,846
Denso Corp.	29,800	2,033,929
Dentsu Group, Inc. (d)	16,600	594,210
Disco Corp.	2,200	673,378
East Japan Railway Co.	20,100	1,441,891
Eisai Co., Ltd.	17,000	1,662,884
ENEOS Holdings, Inc.	216,600	907,568
FANUC Corp.	13,500	3,257,258

Japan—(Continued)
Fast Retailing Co., Ltd.	4,000	3,012,431
Fuji Electric Co., Ltd.	8,600	401,949
FUJIFILM Holdings Corp.	26,000	1,929,213
Fujitsu, Ltd.	13,500	2,530,997
GLP J-REIT	268	462,799
GMO Payment Gateway, Inc.	3,000	390,363
Hakuhodo DY Holdings, Inc.	17,600	273,246
Hamamatsu Photonics KK	9,600	579,311
Hankyu Hanshin Holdings, Inc.	16,400	505,451
Hikari Tsushin, Inc.	1,500	263,603
Hino Motors, Ltd.	21,400	188,528
Hirose Electric Co., Ltd.	2,415	353,446
Hisamitsu Pharmaceutical Co., Inc.	4,500	221,698
Hitachi Construction Machinery Co., Ltd.	8,900	272,101
Hitachi Metals, Ltd. (a)	13,800	264,133
Hitachi, Ltd.	67,400	3,861,008
Honda Motor Co., Ltd.	112,400	3,606,898
Hoshizaki Corp.	4,100	348,613
Hoya Corp.	25,900	3,436,003
Hulic Co., Ltd. (d)	15,100	169,994
Ibiden Co., Ltd.	7,800	420,423
Idemitsu Kosan Co., Ltd.	14,768	356,787
Iida Group Holdings Co., Ltd.	12,700	327,112
Inpex Corp. (d)	71,100	533,368
Isuzu Motors, Ltd.	39,100	519,100
Ito En, Ltd.	4,000	237,452
ITOCHU Corp.	83,600	2,405,332
Itochu Techno-Solutions Corp.	7,100	220,141
Japan Airlines Co., Ltd. (a)	8,400	181,910
Japan Exchange Group, Inc.	38,100	847,657
Japan Metropolitan Fund Invest	494	535,768
Japan Post Bank Co., Ltd.	30,800	258,227
Japan Post Holdings Co., Ltd. (a)	110,900	913,134
Japan Post Insurance Co., Ltd.	16,000	294,974
Japan Real Estate Investment Corp.	96	590,661
Japan Tobacco, Inc. (d)	82,800	1,565,269
JFE Holdings, Inc.	35,100	411,540
JSR Corp.	14,400	435,762
Kajima Corp.	32,000	405,529
Kakaku.com, Inc.	10,700	323,577
Kansai Electric Power Co., Inc. (The)	49,800	473,791
Kansai Paint Co., Ltd.	11,900	303,424
Kao Corp. (d)	34,500	2,124,224
KDDI Corp.	114,700	3,579,641
Keio Corp.	6,700	394,063
Keisei Electric Railway Co., Ltd.	10,000	319,283
Keyence Corp.	13,700	6,917,417
Kikkoman Corp.	10,200	673,310
Kintetsu Group Holdings Co., Ltd. (a)	12,612	443,032
Kirin Holdings Co., Ltd. (d)	60,300	1,176,518
Kobayashi Pharmaceutical Co., Ltd.	3,600	307,756
Kobe Bussan Co., Ltd.	9,200	290,032
Koei Tecmo Holdings Co., Ltd.	4,420	215,941
Koito Manufacturing Co., Ltd.	7,700	479,135
Komatsu, Ltd.	61,700	1,534,437
Konami Holdings Corp.	7,300	438,461
Kose Corp.	2,300	362,347

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kubota Corp. (d)	75,300	$1,523,841
Kurita Water Industries, Ltd.	7,100	340,865
Kyocera Corp.	21,800	1,348,418
Kyowa Kirin Co., Ltd.	20,600	727,990
Lasertec Corp. (d)	5,500	1,067,589
Lion Corp.	15,900	269,639
Lixil Corp.	19,000	491,628
M3, Inc.	31,500	2,304,033
Makita Corp.	15,900	749,004
Marubeni Corp.	114,800	998,771
Mazda Motor Corp. (a)	43,000	404,269
McDonald’s Holdings Co. Japan, Ltd. (d)	5,400	238,426
Medipal Holdings Corp.	9,400	179,670
MEIJI Holdings Co., Ltd.	7,300	437,319
Mercari, Inc. (a) (d)	5,800	308,512
MINEBEA MITSUMI, Inc.	26,300	696,012
MISUMI Group, Inc.	22,200	751,704
Mitsubishi Chemical Holdings Corp.	90,400	758,454
Mitsubishi Corp.	87,100	2,374,797
Mitsubishi Electric Corp.	128,100	1,857,719
Mitsubishi Estate Co., Ltd.	86,400	1,398,048
Mitsubishi Gas Chemical Co., Inc.	11,500	243,974
Mitsubishi HC Capital, Inc.	36,000	192,329
Mitsubishi Heavy Industries, Ltd.	23,100	679,963
Mitsubishi UFJ Financial Group, Inc.	854,388	4,616,654
Mitsui & Co., Ltd.	108,717	2,448,466
Mitsui Chemicals, Inc.	15,000	516,918
Mitsui Fudosan Co., Ltd.	61,200	1,418,213
Miura Co., Ltd.	6,500	281,873
Mizuho Financial Group, Inc.	167,250	2,358,885
MonotaRO Co., Ltd.	18,400	436,267
MS&AD Insurance Group Holdings, Inc.	33,900	979,541
Murata Manufacturing Co., Ltd.	39,800	3,040,013
Nabtesco Corp. (d)	7,500	283,855
NEC Corp.	18,800	968,421
Nexon Co., Ltd.	31,800	709,612
NGK Insulators, Ltd.	19,300	323,983
NH Foods, Ltd.	7,000	272,377
Nidec Corp.	31,500	3,651,791
Nihon M&A Center, Inc.	22,000	571,426
Nintendo Co., Ltd.	7,800	4,542,645
Nippon Building Fund, Inc. (d)	114	711,693
Nippon Express Co., Ltd.	5,900	449,573
Nippon Paint Holdings Co., Ltd. (d)	54,000	733,236
Nippon Prologis REIT, Inc.	143	455,492
Nippon Sanso Holdings Corp.	9,600	196,859
Nippon Shinyaku Co., Ltd.	3,200	253,949
Nippon Steel Corp.	56,300	949,148
Nippon Telegraph & Telephone Corp.	88,500	2,307,475
Nippon Yusen KK	12,600	638,725
Nissan Chemical Corp.	7,300	357,620
Nissan Motor Co., Ltd. (a)	163,500	811,785
Nisshin Seifun Group, Inc.	15,700	229,813
Nissin Foods Holdings Co., Ltd.	4,700	338,744
Nitori Holdings Co., Ltd.	5,800	1,027,690
Nitto Denko Corp.	11,500	858,505
Nomura Holdings, Inc.	216,500	1,100,794

Japan—(Continued)
Nomura Real Estate Holdings, Inc.	9,500	241,150
Nomura Real Estate Master Fund, Inc. (REIT)	296	474,911
Nomura Research Institute, Ltd.	24,500	811,539
NSK, Ltd.	26,600	224,924
NTT Data Corp.	43,680	681,784
Obayashi Corp.	45,500	361,630
Obic Co., Ltd.	5,100	950,723
Odakyu Electric Railway Co., Ltd.	20,800	524,715
Oji Holdings Corp.	61,700	354,067
Olympus Corp.	78,400	1,559,085
Omron Corp.	13,400	1,063,084
Ono Pharmaceutical Co., Ltd.	26,000	577,656
Oracle Corp. Japan	3,000	229,824
Oriental Land Co., Ltd.	13,800	1,967,643
ORIX Corp.	81,700	1,376,028
Orix JREIT, Inc.	185	356,291
Osaka Gas Co., Ltd.	29,000	537,835
Otsuka Corp.	7,400	388,539
Otsuka Holdings Co., Ltd.	28,100	1,166,034
Pan Pacific International Holdings Corp.	26,000	540,322
Panasonic Corp.	154,400	1,787,472
PeptiDream, Inc. (a)	6,800	333,786
Persol Holdings Co., Ltd.	13,400	264,856
Pigeon Corp.	8,500	238,850
Rakuten Group, Inc.	61,500	694,502
Recruit Holdings Co., Ltd.	94,800	4,669,134
Renesas Electronics Corp. (a)	82,000	887,990
Resona Holdings, Inc.	143,200	549,485
Ricoh Co., Ltd.	48,600	548,150
Rinnai Corp.	2,800	266,574
Rohm Co., Ltd.	6,700	620,404
Ryohin Keikaku Co., Ltd.	18,000	376,260
Santen Pharmaceutical Co., Ltd.	27,500	379,009
SBI Holdings, Inc.	16,511	390,773
SCSK Corp.	3,900	232,544
Secom Co., Ltd.	14,200	1,080,028
Seiko Epson Corp.	20,000	351,943
Sekisui Chemical Co., Ltd.	25,900	442,951
Sekisui House, Ltd.	45,500	933,741
Seven & i Holdings Co., Ltd.	52,700	2,514,533
SG Holdings Co., Ltd.	23,200	608,751
Sharp Corp.	12,000	198,082
Shimadzu Corp.	15,600	603,415
Shimano, Inc.	5,400	1,281,678
Shimizu Corp.	39,000	298,921
Shin-Etsu Chemical Co., Ltd.	24,800	4,149,103
Shionogi & Co., Ltd.	19,700	1,027,641
Shiseido Co., Ltd.	28,100	2,068,196
Shizuoka Bank, Ltd. (The)	25,000	192,748
SMC Corp.	4,100	2,423,998
SoftBank Corp.	199,400	2,610,791
SoftBank Group Corp.	88,100	6,175,505
Sohgo Security Services Co., Ltd.	4,800	218,763
Sompo Holdings, Inc.	23,699	873,962
Sony Group Corp.	88,300	8,577,894
Square Enix Holdings Co., Ltd.	6,500	322,793
Stanley Electric Co., Ltd.	9,700	280,829

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Subaru Corp.	45,400	$896,114
SUMCO Corp. (d)	17,600	430,225
Sumitomo Chemical Co., Ltd.	105,400	557,839
Sumitomo Corp.	79,300	1,061,931
Sumitomo Dainippon Pharma Co., Ltd.	12,500	261,000
Sumitomo Electric Industries, Ltd.	57,634	850,696
Sumitomo Metal Mining Co., Ltd.	16,600	646,786
Sumitomo Mitsui Financial Group, Inc.	91,800	3,162,262
Sumitomo Mitsui Trust Holdings, Inc.	25,626	811,864
Sumitomo Realty & Development Co., Ltd.	22,600	808,100
Suntory Beverage & Food, Ltd. (d)	10,400	390,695
Suzuki Motor Corp.	26,600	1,126,157
Sysmex Corp.	12,200	1,442,324
T&D Holdings, Inc.	39,400	512,423
Taisei Corp.	14,500	475,032
Takeda Pharmaceutical Co., Ltd.	109,748	3,689,379
TDK Corp.	9,500	1,155,314
Terumo Corp.	45,100	1,828,615
THK Co., Ltd.	7,700	229,812
TIS, Inc.	16,500	421,876
Tobu Railway Co., Ltd.	14,600	377,672
Toho Co., Ltd.	8,500	350,661
Toho Gas Co., Ltd.	6,200	303,824
Tohoku Electric Power Co., Inc.	28,000	219,449
Tokio Marine Holdings, Inc.	43,900	2,013,682
Tokyo Electric Power Co. Holdings, Inc. (a)	108,500	322,509
Tokyo Electron, Ltd.	10,400	4,481,871
Tokyo Gas Co., Ltd.	26,000	489,131
Tokyu Corp.	37,500	510,314
TOPPAN, Inc.	20,500	329,602
Toray Industries, Inc.	99,900	663,023
Toshiba Corp. (d)	28,900	1,251,652
Tosoh Corp.	18,900	326,107
TOTO, Ltd.	10,400	538,535
Toyo Suisan Kaisha, Ltd.	6,000	231,082
Toyota Industries Corp.	10,200	882,822
Toyota Motor Corp.	148,500	12,975,960
Toyota Tsusho Corp.	15,500	731,847
Trend Micro, Inc.	10,200	534,954
Tsuruha Holdings, Inc.	2,900	336,002
Unicharm Corp.	29,600	1,191,803
United Urban Investment Corp. (REIT)	213	308,341
USS Co., Ltd.	16,600	289,729
Welcia Holdings Co., Ltd.	7,000	228,892
West Japan Railway Co.	11,500	656,044
Yakult Honsha Co., Ltd.	9,100	515,595
Yamada Holdings Co., Ltd.	46,500	214,878
Yamaha Corp.	10,400	564,774
Yamaha Motor Co., Ltd.	18,700	508,569
Yamato Holdings Co., Ltd.	21,800	620,495
Yaskawa Electric Corp.	18,000	880,061
Yokogawa Electric Corp.	16,300	241,779
Z Holdings Corp.	186,600	936,539
ZOZO, Inc.	8,400	285,824

		275,958,208

Jordan—0.0%
Hikma Pharmaceuticals olc	11,270	381,094

Luxembourg—0.2%
ArcelorMittal S.A.	47,817	1,468,075
Eurofins Scientific SE (a)	10,020	1,145,972
Tenaris S.A.	35,513	388,921

		3,002,968

Macau—0.1%
Sands China, Ltd. (a)	176,400	742,803
Wynn Macau, Ltd. (a)	112,400	176,853

		919,656

Netherlands—5.2%
ABN AMRO Bank NV (a)	29,995	362,126
Adyen NV (a)	1,386	3,387,706
Aegon NV	119,047	493,463
Akzo Nobel NV	13,582	1,678,618
Argenx SE (a)	3,221	970,478
ASM International NV	3,312	1,089,130
ASML Holding NV	29,474	20,295,466
EXOR NV	7,620	609,969
Heineken Holding NV	8,708	877,398
Heineken NV	18,131	2,198,282
ING Groep NV	273,062	3,612,977
JDE Peet’s NV (a)	5,438	197,353
Just Eat Takeaway.com NV (a) (d)	13,092	1,209,350
Koninklijke Ahold Delhaize NV	75,154	2,234,770
Koninklijke DSM NV	12,062	2,252,144
Koninklijke KPN NV	250,085	781,386
Koninklijke Philips NV	64,593	3,202,559
Koninklijke Vopak NV	4,993	226,940
NN Group NV	21,018	990,761
Randstad NV	7,199	551,046
Royal Dutch Shell plc - A Shares	291,954	5,859,110
Royal Dutch Shell plc - B Shares	259,449	5,034,465
Stellantis NV (Milan-Traded Shares)	145,698	2,874,937
Wolters Kluwer NV	18,743	1,884,053

		62,874,487

New Zealand—0.3%
a2 Milk Co., Ltd. (a)	53,251	239,589
Auckland International Airport, Ltd. (a)	89,204	453,114
Fisher & Paykel Healthcare Corp., Ltd.	40,254	875,269
Mercury NZ, Ltd.	47,715	222,324
Meridian Energy, Ltd.	89,813	334,027
Ryman Healthcare, Ltd.	29,900	274,230
Spark New Zealand, Ltd.	131,194	439,913
Xero, Ltd. (a)	8,809	905,778

		3,744,244

Norway—0.6%
DNB ASA	68,520	1,493,277
Equinor ASA	68,665	1,454,204
Gjensidige Forsikring ASA	14,357	316,711

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Mowi ASA	29,767	$757,658
Norsk Hydro ASA	91,188	582,844
Orkla ASA	54,509	555,589
Schibsted ASA - B Shares	7,443	310,274
Schibsted ASA - Class A	5,485	264,989
Telenor ASA	51,893	876,128
Yara International ASA	10,920	575,512

		7,187,186

Poland—0.0%
InPost S.A. (a)	14,052	282,351

Portugal—0.2%
Banco Espirito Santo S.A. (b) (c)	199,038	0
EDP - Energias de Portugal S.A.	200,996	1,066,306
Galp Energia SGPS S.A.	37,002	402,659
Jeronimo Martins SGPS S.A.	18,255	333,021

		1,801,986

Russia—0.0%
Evraz plc	37,864	310,305

Singapore—1.0%
Ascendas Real Estate Investment Trust (REIT)	228,844	503,096
CapitaLand Integrated commercial Trust (REIT)	322,555	501,411
CapitaLand, Ltd.	170,600	471,441
DBS Group Holdings, Ltd.	128,367	2,849,648
Genting Singapore, Ltd.	439,400	272,889
Keppel Corp., Ltd. (c)	113,900	464,200
Mapletree Commercial Trust	147,200	236,841
Mapletree Logistics Trust	216,749	331,026
Oversea-Chinese Banking Corp., Ltd.	245,864	2,187,451
Singapore Airlines, Ltd. (a)	102,940	372,044
Singapore Exchange, Ltd.	54,400	453,029
Singapore Technologies Engineering, Ltd.	130,000	375,310
Singapore Telecommunications, Ltd.	576,320	983,958
United Overseas Bank, Ltd.	80,792	1,554,243
UOL Group, Ltd.	33,000	179,458
Venture Corp., Ltd.	20,500	293,380
Wilmar International, Ltd.	144,000	482,797

		12,512,222

South Africa—0.3%
Anglo American plc	90,984	3,620,763

Spain—2.4%
ACS Actividades de Construccion y Servicios S.A.	15,371	411,731
Aena SME S.A. (a)	5,006	820,934
Amadeus IT Group S.A. (a)	31,249	2,197,906
Banco Bilbao Vizcaya Argentaria S.A. (a)	471,523	2,933,882
Banco Santander S.A. (a)	1,218,350	4,645,765
CaixaBank S.A.	312,332	959,847
Cellnex Telecom S.A.	32,386	2,063,362
EDP Renovaveis S.A.	20,247	469,238
Enagas S.A.	15,136	349,731

Spain—(Continued)
Endesa S.A. (d)	23,384	567,346
Ferrovial S.A.	36,379	1,068,058
Grifols S.A.	21,632	586,120
Iberdrola S.A.	405,844	4,946,010
Industria de Diseno Textil S.A	75,348	2,655,360
Naturgy Energy Group S.A.	20,891	537,242
Red Electrica Corp. S.A. (d)	29,209	542,174
Repsol S.A. (d)	109,852	1,378,089
Siemens Gamesa Renewable Energy S.A. (a)	18,682	623,792
Telefonica S.A.	372,081	1,738,799

		29,495,386

Sweden—3.4%
Alfa Laval AB	21,114	746,640
Assa Abloy AB - Class B	69,609	2,098,702
Atlas Copco AB - A Shares	46,653	2,860,049
Atlas Copco AB - B Shares	28,433	1,497,103
Boliden AB	20,002	769,855
Electrolux AB - Series B	17,118	475,193
Embracer Group AB (a)	18,019	487,894
Epiroc AB - A Shares	42,693	973,604
Epiroc AB - B Shares	28,433	558,577
EQT AB	17,377	631,420
Essity AB - Class B	44,073	1,462,394
Evolution AB	11,608	1,836,388
Fastighets AB Balder - B Shares (a)	7,346	461,314
H & M Hennes & Mauritz AB - B Shares (a)	51,313	1,218,518
Hexagon AB - B Shares	143,689	2,131,673
Husqvarna AB - B Shares	25,677	341,578
ICA Gruppen AB	8,404	391,418
Industrivarden AB - A Shares	7,751	301,748
Industrivarden AB - C Shares	10,214	374,114
Investment AB Latour - B Shares	10,798	354,697
Investor AB - B Shares	126,480	2,915,744
Kinnevik AB - B Shares (a)	17,515	701,753
L E Lundbergforetagen AB - B Shares	6,090	393,271
Lundin Energy AB	13,010	461,931
Nibe Industrier AB - B Shares	100,180	1,055,207
Sandvik AB	79,069	2,021,473
Securitas AB - B Shares	21,462	339,229
Sinch AB (a)	31,980	538,654
Skandinaviska Enskilda Banken AB - Class A	114,349	1,477,241
Skanska AB - B Shares	24,008	637,665
SKF AB - B Shares	25,976	662,208
Svenska Cellulosa AB SCA - Class B	44,191	724,828
Svenska Handelsbanken AB - A Shares	98,487	1,111,486
Swedbank AB - A Shares	65,848	1,225,254
Swedish Match AB	109,190	931,956
Tele2 AB - B Shares (d)	34,110	465,162
Telefonaktiebolaget LM Ericsson - B Shares	208,109	2,618,809
Telia Co. AB	186,769	829,664
Volvo AB - A Shares	14,069	349,262
Volvo AB - B Shares (d)	97,294	2,343,536

		41,777,212

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—10.2%
ABB, Ltd.	121,867	$4,140,741
Adecco Group AG	10,992	747,848
Alcon, Inc.	34,715	2,434,043
Baloise Holding AG	3,599	561,537
Banque Cantonale Vaudoise	2,200	197,804
Barry Callebaut AG	251	583,776
Chocoladefabriken Lindt & Spruengli AG	7	733,807
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	81	806,329
Cie Financiere Richemont S.A. - Class A	36,016	4,364,779
Clariant AG	13,958	277,889
Coca-Cola HBC AG	13,800	498,417
Credit Suisse Group AG	171,578	1,797,523
EMS-Chemie Holding AG	579	569,466
Ferguson plc	15,780	2,193,621
Geberit AG	2,545	1,911,554
Givaudan S.A.	659	3,068,022
Glencore plc (a)	702,123	3,002,734
Holcim, Ltd. (a)	35,449	2,128,887
Julius Baer Group, Ltd.	15,725	1,026,595
Kuehne & Nagel International AG	3,794	1,299,884
Logitech International S.A.	11,995	1,455,155
Lonza Group AG	5,127	3,638,032
Nestle S.A.	202,418	25,232,742
Novartis AG	155,434	14,180,794
Partners Group Holding AG	1,595	2,419,522
Roche Holding AG	49,182	18,553,297
Roche Holding AG	2,240	910,795
Schindler Holding AG	1,428	417,797
Schindler Holding AG (Participation Certificate)	2,909	890,886
SGS S.A.	404	1,247,530
Sika AG	9,838	3,219,999
Sonova Holding AG	4,085	1,538,688
STMicroelectronics NV	47,982	1,742,069
Straumann Holding AG	747	1,192,314
Swatch Group AG (The)	4,374	289,001
Swatch Group AG (The) - Bearer Shares	2,245	771,292
Swiss Life Holding AG	2,117	1,029,904
Swiss Prime Site AG	4,615	458,427
Swiss Re AG	20,610	1,859,328
Swisscom AG	1,853	1,059,082
Temenos AG	4,465	718,139
UBS Group AG	254,649	3,902,851
Vifor Pharma AG	3,649	472,807
Zurich Insurance Group AG	10,535	4,228,093

		123,773,800

Taiwan—0.0%
Sea, Ltd. (ADR) (a)	1,000	274,600

United Arab Emirates—0.0%
NMC Health plc (a) (b) (c)	7,569	0

United Kingdom—12.1%
3i Group plc	70,865	1,150,324
Admiral Group plc	11,968	520,140

United Kingdom—(Continued)
Ashtead Group plc	32,603	2,418,384
Associated British Foods plc	23,588	723,200
AstraZeneca plc	91,820	11,003,500
Auto Trader Group plc (a)	75,401	660,366
AVEVA Group plc	8,176	419,285
Aviva plc	274,960	1,544,105
BAE Systems plc	226,228	1,633,349
Barclays plc	1,214,974	2,877,734
Barratt Developments plc	69,622	669,819
Berkeley Group Holdings plc	10,144	644,851
BP plc	1,429,591	6,239,675
British American Tobacco plc	153,134	5,961,515
British Land Co. plc (The) (REIT)	61,629	421,990
BT Group plc (a)	627,107	1,681,962
Bunzl plc	23,720	783,294
Burberry Group plc (a)	29,504	843,896
CNH Industrial NV	72,572	1,199,240
Coca-Cola Europacific Partners plc	13,100	777,092
Compass Group plc (a)	123,575	2,602,844
Croda International plc	10,121	1,031,000
DCC plc	7,008	573,295
Diageo plc	163,721	7,835,592
Direct Line Insurance Group plc	89,919	353,852
Entain plc (a)	39,400	950,826
Experian plc	64,290	2,476,804
GlaxoSmithKline plc	355,107	6,966,631
Halma plc	27,211	1,012,905
Hargreaves Lansdown plc	27,409	602,023
HSBC Holdings plc	1,421,801	8,193,959
Imperial Brands plc	64,428	1,386,533
Informa plc (a)	109,833	762,452
InterContinental Hotels Group plc (a)	11,718	780,016
Intertek Group plc	11,659	891,169
J Sainsbury plc	120,106	451,257
JD Sports Fashion plc	30,679	390,138
Johnson Matthey plc	15,590	662,795
Kingfisher plc	148,300	747,220
Land Securities Group plc (REIT)	54,641	510,580
Legal & General Group plc	407,374	1,448,020
Lloyds Banking Group plc	4,978,553	3,216,369
London Stock Exchange Group plc	22,513	2,479,815
M&G plc	182,005	576,607
Melrose Industries plc	341,340	733,477
Mondi plc	35,550	935,413
National Grid plc	250,590	3,186,331
Natwest Group plc	339,632	953,050
Next plc (a)	9,783	1,063,283
Ocado Group plc (a)	33,748	933,861
Pearson plc	51,825	596,005
Persimmon plc	22,805	933,584
Phoenix Group Holdings plc	39,867	373,096
Prudential plc	187,258	3,548,252
Reckitt Benckiser Group plc	50,328	4,448,132
RELX plc	133,253	3,535,335
Rentokil Initial plc	132,544	906,805
Rio Tinto plc	78,084	6,419,812
Rolls-Royce Holdings plc (a)	587,906	805,464

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Sage Group plc (The)	77,930	$737,239
Schroders plc	7,869	382,371
Segro plc (REIT)	89,299	1,351,111
Severn Trent plc	17,094	590,486
Smith & Nephew plc	58,520	1,266,483
Smiths Group plc	25,708	565,665
Spirax-Sarco Engineering plc	5,277	993,519
SSE plc	70,245	1,457,359
St. James’s Place plc	38,927	795,564
Standard Chartered plc	187,074	1,190,351
Standard Life Aberdeen plc	153,329	574,172
Taylor Wimpey plc	255,125	561,402
Tesco plc	543,228	1,674,679
Unilever plc	184,058	10,750,965
United Utilities Group plc	48,927	658,941
Vodafone Group plc	1,885,373	3,166,821
Whitbread plc (a)	13,755	594,476
WM Morrison Supermarkets plc	168,688	574,950
WPP plc	93,040	1,257,883

		147,592,760

United States—0.1%
QIAGEN NV (a)	15,184	734,017

Total Common Stocks (Cost $833,690,099)		1,183,180,444

Mutual Funds—0.9%

United States—0.9%
iShares MSCI EAFE ETF (d) (e) (Cost $11,340,881)	144,500	11,398,160

Preferred Stocks—0.6%

Germany—0.6%
Bayerische Motoren Werke (BMW) AG	3,581	321,902
FUCHS Petrolub SE	4,900	238,690
Henkel AG & Co. KGaA	12,972	1,369,750
Porsche Automobil Holding SE	11,105	1,190,101
Sartorius AG	1,841	958,437
Volkswagen AG	12,798	3,209,832

Total Preferred Stocks (Cost $4,216,597)		7,288,712

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/2023 (a) (Cost $0)	78,908	52,927

Rights—0.0%
Security Description	Shares/ Principal Amount*	Value

Spain—0.0%
ACS Actividades de Construccion y Servicios S.A. (a) (d) (Cost $23,252)	15,371	21,510

Short-Term Investments—1.1%

Discount Note—0.1%
Federal Home Loan Bank 0.009%, 07/14/21 (f)	1,675,000	1,674,982

U.S. Treasury—1.0%
U.S. Treasury Bills
0.010%, 07/01/21 (f)	475,000	475,000
0.015%, 08/26/21 (f)	11,575,000	11,574,199

		12,049,199

Total Short-Term Investments (Cost $13,724,683)		13,724,181

Securities Lending Reinvestments (g)—2.2%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	32,321	32,321

Repurchase Agreements—0.5%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $800,004; collateralized by various Common Stock with an aggregate market value of $888,957.	800,000	800,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $3,206,014; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $3,270,130.	3,206,009	3,206,009
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $19,558; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $19,949.	19,558	19,558
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $102,041.	100,000	100,000

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $20,001; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $22,222.	20,000	$20,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $2,000,010; collateralized by various Common Stock with an aggregate market value of $2,222,269.	2,000,000	2,000,000

		6,145,567

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	100,000	100,000

Mutual Funds—1.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (h)	3,000,000	3,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $26,277,889)		26,277,888

Total Investments—101.8% (Cost $889,273,401)		1,241,943,822
Other assets and liabilities (net)—(1.8)%		(22,447,469)

Net Assets—100.0%		$1,219,496,353

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.1% of net assets.
(d)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $29,599,090 and the collateral received consisted of cash in the amount of $26,277,889 and non-cash collateral with a value of $5,685,535. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $6,310,400.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Banks	8.3
Pharmaceuticals	7.9
Insurance	4.7
Chemicals	3.5
Textiles, Apparel & Luxury Goods	3.4
Food Products	3.2
Metals & Mining	3.2
Oil, Gas & Consumable Fuels	3.1
Machinery	3.1
Semiconductors & Semiconductor Equipment	3.0

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	09/17/21	115	USD	13,248,575	$(298,767)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$422,898	$87,508,828	$0	$87,931,726
Austria	—	2,372,710	—	2,372,710
Belgium	—	10,428,579	—	10,428,579
Chile	—	534,771	—	534,771
China	626,815	5,404,848	—	6,031,663
Denmark	—	30,722,170	—	30,722,170
Finland	—	15,052,494	—	15,052,494
France	—	133,201,836	—	133,201,836
Germany	—	104,519,988	—	104,519,988
Hong Kong	215,410	34,940,407	—	35,155,817
Ireland	—	9,524,575	—	9,524,575
Israel	3,029,280	4,049,186	—	7,078,466
Italy	—	24,382,404	—	24,382,404
Japan	—	275,958,208	—	275,958,208
Jordan	—	381,094	—	381,094
Luxembourg	—	3,002,968	—	3,002,968
Macau	—	919,656	—	919,656
Netherlands	—	62,874,487	—	62,874,487
New Zealand	—	3,744,244	—	3,744,244
Norway	—	7,187,186	—	7,187,186
Poland	—	282,351	—	282,351
Portugal	—	1,801,986	0	1,801,986
Russia	—	310,305	—	310,305
Singapore	—	12,512,222	—	12,512,222
South Africa	—	3,620,763	—	3,620,763
Spain	—	29,495,386	—	29,495,386
Sweden	—	41,777,212	—	41,777,212
Switzerland	—	123,773,800	—	123,773,800
Taiwan	274,600	—	—	274,600
United Arab Emirates	—	—	0	0

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
United Kingdom	$777,092	$146,815,668	$—	$147,592,760
United States	—	734,017	—	734,017
Total Common Stocks	5,346,095	1,177,834,349	0	1,183,180,444
Total Mutual Funds*	11,398,160	—	—	11,398,160
Total Preferred Stocks*	—	7,288,712	—	7,288,712
Total Warrants*	52,927	—	—	52,927
Total Rights*	21,510	—	—	21,510
Total Short-Term Investments*	—	13,724,181	—	13,724,181
Securities Lending Reinvestments
Certificate of Deposit	—	32,321	—	32,321
Repurchase Agreements	—	6,145,567	—	6,145,567
Time Deposit	—	100,000	—	100,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	6,277,888	—	26,277,888
Total Investments	$36,818,692	$1,205,125,130	$0	$1,241,943,822

Collateral for Securities Loaned (Liability)	$—	$(26,277,889)	$—	$(26,277,889)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(298,767)	$—	$—	$(298,767)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,241,943,822
Cash	12,465
Cash denominated in foreign currencies (c)	898,844
Receivable for:
Investments sold	78,834
Fund shares sold	747,757
Dividends	3,562,262

Total Assets	1,247,243,984
Liabilities
Collateral for securities loaned	26,277,889
Payables for:
Fund shares redeemed	380,982
Variation margin on futures contracts	102,339
Accrued Expenses:
Management fees	303,070
Distribution and service fees	124,099
Deferred trustees’ fees	172,508
Other expenses	386,744

Total Liabilities	27,747,631

Net Assets	$1,219,496,353

Net Assets Consist of:
Paid in surplus	$853,716,639
Distributable earnings (Accumulated losses)	365,779,714

Net Assets	$1,219,496,353

Net Assets
Class A	$653,805,414
Class B	364,282,702
Class E	27,266,165
Class G	174,142,072
Capital Shares Outstanding*
Class A	41,212,670
Class B	23,453,068
Class E	1,727,107
Class G	11,292,560
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.86
Class B	15.53
Class E	15.79
Class G	15.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $889,273,401.
(b)	Includes securities loaned at value of $29,599,090.
(c)	Identified cost of cash denominated in foreign currencies was $912,293.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$18,827,390
Non-cash dividends	1,230,277
Securities lending income	75,862

Total investment income	20,133,529
Expenses
Management fees	1,796,296
Administration fees	27,205
Custodian and accounting fees	155,816
Distribution and service fees—Class B	457,087
Distribution and service fees—Class E	20,317
Distribution and service fees—Class G	256,178
Audit and tax services	23,291
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	48,874
Insurance	3,930
Miscellaneous	96,672

Total expenses	2,937,066
Less management fee waiver	(22,685)

Net expenses	2,914,381

Net Investment Income	17,219,148

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,599,171
Futures contracts	1,745,399
Foreign currency transactions	(152,560)

Net realized gain (loss)	12,192,010

Net change in unrealized appreciation (depreciation) on:
Investments	69,927,868
Futures contracts	(485,343)
Foreign currency transactions	(195,766)

Net change in unrealized appreciation (depreciation)	69,246,759

Net realized and unrealized gain (loss)	81,438,769

Net Increase (Decrease) in Net Assets From Operations	$98,657,917

(a)	Net of foreign withholding taxes of $1,971,918.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,219,148	$19,992,719
Net realized gain (loss)	12,192,010	(1,786,357)
Net change in unrealized appreciation (depreciation)	69,246,759	79,978,600

Increase (decrease) in net assets from operations	98,657,917	98,184,962

From Distributions to Shareholders
Class A	(11,616,833)	(20,475,997)
Class B	(5,731,298)	(11,699,095)
Class E	(448,354)	(869,793)
Class G	(2,643,490)	(3,850,926)

Total distributions	(20,439,975)	(36,895,811)

Increase (decrease) in net assets from capital share transactions	(44,248,116)	27,295,196

Total increase (decrease) in net assets	33,969,826	88,584,347

Net Assets
Beginning of period	1,185,526,527	1,096,942,180

End of period	$1,219,496,353	$1,185,526,527

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,489,182	$23,622,262	4,792,560	$57,484,433
Reinvestments	709,208	11,616,833	1,686,655	20,475,997
Redemptions	(2,897,649)	(44,941,090)	(5,862,631)	(76,758,105)

Net increase (decrease)	(699,259)	$(9,701,995)	616,584	$1,202,325

Class B
Sales	179,919	$2,742,738	1,959,811	$22,138,858
Reinvestments	357,313	5,731,298	983,944	11,699,095
Redemptions	(2,278,278)	(34,718,732)	(3,547,933)	(46,003,258)

Net increase (decrease)	(1,741,046)	$(26,244,696)	(604,178)	$(12,165,305)

Class E
Sales	14,881	$231,742	129,203	$1,498,135
Reinvestments	27,506	448,354	72,003	869,793
Redemptions	(146,799)	(2,261,286)	(278,271)	(3,674,286)

Net increase (decrease)	(104,412)	$(1,581,190)	(77,065)	$(1,306,358)

Class G
Sales	418,045	$6,356,531	4,351,534	$52,403,484
Reinvestments	166,049	2,643,490	326,073	3,850,926
Redemptions	(1,042,098)	(15,720,256)	(1,327,394)	(16,689,876)

Net increase (decrease)	(458,004)	$(6,720,235)	3,350,213	$39,564,534

Increase (decrease) derived from capital shares transactions		$(44,248,116)		$27,295,196

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.86		$14.32	$12.16	$14.55	$11.97	$12.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23		0.27	0.40	0.38	0.35	0.34 (b)
Net realized and unrealized gain (loss)	1.06		0.75	2.23	(2.34)	2.60	(0.20)

Total income (loss) from investment operations	1.29		1.02	2.63	(1.96)	2.95	0.14

Less Distributions
Distributions from net investment income	(0.29)		(0.41)	(0.37)	(0.43)	(0.37)	(0.31)
Distributions from net realized capital gains	0.00		(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.29)		(0.48)	(0.47)	(0.43)	(0.37)	(0.31)

Net Asset Value, End of Period	$15.86		$14.86	$14.32	$12.16	$14.55	$11.97

Total Return (%) (c)	8.60	(d)	7.85	21.93	(13.91)	24.90	1.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(e)	0.38	0.37	0.38	0.37	0.38
Net ratio of expenses to average net assets (%) (f)	0.36	(e)	0.38	0.37	0.38	0.37	0.38
Ratio of net investment income (loss) to average net assets (%)	3.00	(e)	2.06	2.97	2.72	2.59	2.93 (b)
Portfolio turnover rate (%)	6	(d)	18	9	9	12	12
Net assets, end of period (in millions)	$653.8		$622.7	$591.3	$497.5	$578.2	$498.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.53		$14.01	$11.91	$14.25	$11.73	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.23	0.36	0.34	0.31	0.31 (b)
Net realized and unrealized gain (loss)	1.04		0.74	2.17	(2.29)	2.54	(0.21)

Total income (loss) from investment operations	1.25		0.97	2.53	(1.95)	2.85	0.10

Less Distributions
Distributions from net investment income	(0.25)		(0.38)	(0.33)	(0.39)	(0.33)	(0.28)
Distributions from net realized capital gains	0.00		(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.25)		(0.45)	(0.43)	(0.39)	(0.33)	(0.28)

Net Asset Value, End of Period	$15.53		$14.53	$14.01	$11.91	$14.25	$11.73

Total Return (%) (c)	8.52	(d)	7.58	21.55	(14.08)	24.60	1.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.63	0.62	0.63	0.62	0.63
Net ratio of expenses to average net assets (%) (f)	0.61	(e)	0.63	0.62	0.63	0.62	0.63
Ratio of net investment income (loss) to average net assets (%)	2.74	(e)	1.82	2.74	2.49	2.36	2.69 (b)
Portfolio turnover rate (%)	6	(d)	18	9	9	12	12
Net assets, end of period (in millions)	$364.3		$366.2	$361.6	$336.3	$418.0	$390.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.78		$14.24	$12.09	$14.47	$11.90	$12.08

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.25	0.38	0.36	0.33	0.33 (b)
Net realized and unrealized gain (loss)	1.05		0.75	2.21	(2.34)	2.59	(0.22)

Total income (loss) from investment operations	1.27		1.00	2.59	(1.98)	2.92	0.11

Less Distributions
Distributions from net investment income	(0.26)		(0.39)	(0.34)	(0.40)	(0.35)	(0.29)
Distributions from net realized capital gains	0.00		(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.26)		(0.46)	(0.44)	(0.40)	(0.35)	(0.29)

Net Asset Value, End of Period	$15.79		$14.78	$14.24	$12.09	$14.47	$11.90

Total Return (%) (c)	8.55	(d)	7.71	21.77	(14.06)	24.78	1.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(e)	0.53	0.52	0.53	0.52	0.53
Net ratio of expenses to average net assets (%) (f)	0.51	(e)	0.53	0.52	0.53	0.52	0.53
Ratio of net investment income (loss) to average net assets (%)	2.85	(e)	1.92	2.85	2.58	2.46	2.80 (b)
Portfolio turnover rate (%)	6	(d)	18	9	9	12	12
Net assets, end of period (in millions)	$27.3		$27.1	$27.2	$25.2	$31.3	$29.6

	Class G
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.43		$13.92	$11.83	$14.16	$11.66	$11.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.21	0.35	0.33	0.30	0.30 (b)
Net realized and unrealized gain (loss)	1.03		0.74	2.17	(2.27)	2.53	(0.20)

Total income (loss) from investment operations	1.23		0.95	2.52	(1.94)	2.83	0.10

Less Distributions
Distributions from net investment income	(0.24)		(0.37)	(0.33)	(0.39)	(0.33)	(0.28)
Distributions from net realized capital gains	0.00		(0.07)	(0.10)	0.00	0.00	0.00

Total distributions	(0.24)		(0.44)	(0.43)	(0.39)	(0.33)	(0.28)

Net Asset Value, End of Period	$15.42		$14.43	$13.92	$11.83	$14.16	$11.66

Total Return (%) (c)	8.45	(d)	7.52	21.58	(14.12)	24.54	0.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(e)	0.68	0.67	0.68	0.67	0.68
Net ratio of expenses to average net assets (%) (f)	0.66	(e)	0.68	0.67	0.68	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	2.70	(e)	1.69	2.67	2.42	2.29	2.63 (b)
Portfolio turnover rate (%)	6	(d)	18	9	9	12	12
Net assets, end of period (in millions)	$174.1		$169.5	$116.9	$100.5	$116.3	$98.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $1,854 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,145,567, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(22,401,614)	$—	$—	$—	$(22,401,614)
Mutual Funds	(3,876,275)	—	—	—	(3,876,275)
Total Borrowings	$(26,277,889)	$—	$—	$—	$(26,277,889)
Gross amount of recognized liabilities for securities lending transactions					$(26,277,889)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$298,767

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,745,399

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(485,343)

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,812,821

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$72,465,549	$0	$121,500,182

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $1,796,296.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2021 were $243,726.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$904,485,403

Gross unrealized appreciation	453,758,444
Gross unrealized depreciation	(116,369,284)

Net unrealized appreciation (depreciation)	$337,389,160

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$32,732,368	$26,437,608	$4,163,443	$7,513,839	$36,895,811	$33,951,447

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,269,828	$—	$267,737,614	$(282,599)	$287,724,843

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $282,599.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, E, and G shares of the MetLife Russell 2000 Index Portfolio returned 16.98%, 16.81%, 16.88%, and 16.84%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 17.54%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2021, equity markets rallied as easy monetary policies, fiscal stimulus, and expanded COVID-19 vaccine distribution supported the global economic recovery. Investors appeared to react favorably to better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. In addition, equity indexes were supported by accommodative central banks and the reopening of the global economy. Energy stocks benefited from climbing oil prices, as West Texas Intermediate Crude traded over $70 per barrel in June from $30 per barrel just over a year ago. The equity market rally appeared to be limited by concerns about inflation and rising bond yields. Other factors that weighed on the equity markets included the spread of the COVID-19 Delta variant, continued tension in the Middle East, and higher inflation data for several countries.

During the first six months of 2021, the Federal Open Market Committee (the “FOMC”) met four times and decided to maintain the target range for the Federal Funds Rate at 0.00%—0.25%. The FOMC stated that the sectors most adversely affected by the pandemic have remained weak but have shown improvement. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment and inflation rises to 2%.

All eleven sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2021. Energy (2.9% beginning weight in the benchmark), up 44.3%, and Consumer Discretionary (15.2% beginning weight in the benchmark), up 37.6%, were the best performing sectors. Utilities (3.7% beginning weight in the benchmark), up 0.6%, and Health Care (20.5% beginning weight in the benchmark), up 3.0%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were AMC Entertainment Holdings, up 2,573.6%; GameStop, up 1,012.1%; and Intellia Therapeutics, up 197.6%. The stocks with the largest negative impact were iRhythm Technologies, down 72.0%; Amicus Therapeutics, down 58.3%; and Ultragenyx Pharmaceutical, down 32.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	16.98	61.06	16.31	12.28
Class B	16.81	60.69	16.02	12.00
Class E	16.88	60.89	16.13	12.12
Class G	16.84	60.68	15.97	11.95
Russell 2000 Index	17.54	62.03	16.47	12.33

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.1
AMC Entertainment Holdings, Inc. - Class A	0.7
Intellia Therapeutics, Inc.	0.3
Arrowhead Pharmaceuticals, Inc.	0.3
Ovintiv, Inc.	0.3
Lattice Semiconductor Corp.	0.2
II-VI, Inc.	0.2
Crocs, Inc.	0.2
Scientific Games Corp. - Class A	0.2
STAAR Surgical Co.	0.2

Top Sectors

% of Net Assets
Health Care	20.2
Financials	16.5
Industrials	13.8
Information Technology	13.2
Consumer Discretionary	11.5
Real Estate	6.5
Energy	4.1
Materials	3.7
Communication Services	3.6
Consumer Staples	3.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.30%	$1,000.00	$1,169.80	$1.61
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B (a)	Actual	0.55%	$1,000.00	$1,168.10	$2.96
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E (a)	Actual	0.45%	$1,000.00	$1,168.80	$2.42
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G (a)	Actual	0.60%	$1,000.00	$1,168.40	$3.23
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
AAR Corp. (a)	13,862	$537,152
Aerojet Rocketdyne Holdings, Inc.	26,460	1,277,753
Aerovironment, Inc. (a)	8,365	837,755
Astronics Corp. (a)	9,189	160,899
Ducommun, Inc. (a)	4,992	272,363
Kaman Corp.	10,494	528,898
Kratos Defense & Security Solutions, Inc. (a)	42,530	1,211,680
Maxar Technologies, Inc. (b)	25,404	1,014,128
Moog, Inc. - Class A	10,412	875,233
National Presto Industries, Inc.	1,408	143,123
PAE, Inc. (a)	10,720	95,408
Parsons Corp. (a) (b)	10,160	399,898
Triumph Group, Inc. (a) (b)	18,772	389,519
Vectrus, Inc. (a)	5,647	268,741

		8,012,550

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	17,905	415,933
Atlas Air Worldwide Holdings, Inc. (a) (b)	10,161	692,066
Echo Global Logistics, Inc. (a)	8,948	275,061
Forward Air Corp.	9,652	866,267
Hub Group, Inc. - Class A (a)	12,207	805,418

		3,054,745

Airlines—0.4%
Allegiant Travel Co. (a)	5,412	1,049,928
Frontier Group Holdings, Inc. (a) (b)	14,756	251,442
Hawaiian Holdings, Inc. (a) (b)	18,138	442,023
SkyWest, Inc. (a)	18,462	795,159
Spirit Airlines, Inc. (a)	34,929	1,063,239
Sun Country Airlines Holdings, Inc. (a)	7,209	266,805

		3,868,596

Auto Components—1.3%
Adient plc (a)	32,641	1,475,373
American Axle & Manufacturing Holdings, Inc. (a)	31,679	327,878
Cooper-Standard Holdings, Inc. (a) (b)	7,930	229,970
Dana, Inc.	49,995	1,187,881
Dorman Products, Inc. (a)	9,738	1,009,538
Fox Factory Holding Corp. (a)	14,677	2,284,622
Gentherm, Inc. (a)	11,505	817,430
Goodyear Tire & Rubber Co. (The) (a)	95,413	1,636,333
LCI Industries	9,194	1,208,276
Modine Manufacturing Co. (a)	12,207	202,514
Motorcar Parts of America, Inc. (a) (b)	8,000	179,520
Patrick Industries, Inc.	8,089	590,497
Standard Motor Products, Inc.	6,921	300,025
Stoneridge, Inc. (a) (b)	10,678	315,001
Tenneco, Inc. - Class A (a)	25,519	493,027
Visteon Corp. (a)	10,183	1,231,532
XL Fleet Corp. (a) (b)	18,499	154,097
XPEL, Inc. (a)	6,947	582,645

		14,226,159

Automobiles—0.3%
Arcimoto, Inc. (a) (b)	10,469	179,962
Canoo, Inc. (a) (b)	32,596	324,004
Fisker, Inc. (a) (b)	58,292	1,123,870
Lordstown Motors Corp. - Class A (a) (b)	43,537	481,519
Winnebago Industries, Inc. (b)	12,095	821,976
Workhorse Group, Inc. (a) (b)	44,435	737,177

		3,668,508

Banks—7.7%
1st Source Corp.	7,814	363,038
Allegiance Bancshares, Inc.	9,094	349,573
Altabancorp	7,011	303,646
Amerant Bancorp, Inc. (a)	10,329	220,834
American National Bankshares, Inc. (b)	4,311	134,029
Ameris Bancorp	24,876	1,259,472
Arrow Financial Corp.	6,744	242,447
Associated Banc-Corp.	54,077	1,107,497
Atlantic Capital Bancshares, Inc. (a)	9,156	233,112
Atlantic Union Bankshares Corp.	29,970	1,085,513
Banc of California, Inc.	17,872	313,475
BancFirst Corp. (b)	6,879	429,456
Bancorp, Inc. (The) (a) (b)	20,790	478,378
BancorpSouth Bank	38,023	1,077,192
Bank First Corp. (b)	2,663	185,797
Bank of Marin Bancorp	6,398	204,096
Bank of NT Butterfield & Son, Ltd. (The)	19,854	703,824
BankUnited, Inc.	34,813	1,486,167
Banner Corp.	12,017	651,442
Bar Harbor Bankshares	2,954	84,543
Berkshire Hills Bancorp, Inc. (b)	18,482	506,592
Boston Private Financial Holdings, Inc.	24,116	355,711
Brookline Bancorp, Inc.	22,755	340,187
Bryn Mawr Bank Corp.	6,869	289,803
Business First Bancshares, Inc.	9,672	221,972
Byline Bancorp, Inc.	5,917	133,902
Cadence Bancorp	44,130	921,434
Cambridge Bancorp (b)	2,648	219,758
Camden National Corp.	6,031	288,041
Capital City Bank Group, Inc.	5,769	148,782
Capstar Financial Holdings, Inc.	7,899	161,929
Carter Bankshares, Inc. (a)	10,174	127,277
Cathay General Bancorp (b)	27,332	1,075,788
CBTX, Inc. (b)	8,948	244,370
Central Pacific Financial Corp.	11,636	303,234
CIT Group, Inc.	35,270	1,819,579
Citizens & Northern Corp.	6,038	147,931
City Holding Co.	5,713	429,846
Civista Bancshares, Inc.	7,109	157,109
CNB Financial Corp. (b)	6,782	154,765
Columbia Banking System, Inc.	27,327	1,053,729
Community Bank System, Inc.	19,027	1,439,393
Community Trust Bancorp, Inc.	7,150	288,717
ConnectOne Bancorp, Inc.	13,780	360,623
CrossFirst Bankshares, Inc. (a)	11,538	158,647
Customers Bancorp, Inc. (a)	10,596	413,138
CVB Financial Corp.	46,262	952,535

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Dime Community Bancshares, Inc.	13,667	$459,485
Eagle Bancorp, Inc.	12,594	706,272
Eastern Bankshares, Inc.	67,938	1,397,485
Enterprise Financial Services Corp. (b)	10,782	500,177
Equity Bancshares, Inc. - Class A (a)	7,293	222,364
Farmers National Banc Corp.	4,187	64,940
FB Financial Corp.	12,729	475,046
Financial Institutions, Inc.	6,461	193,830
First Bancorp (b)	10,089	412,741
First BanCorp/Puerto Rico	71,730	855,022
First Bancshares, Inc. (The) (b)	6,912	258,716
First Busey Corp.	18,478	455,667
First Commonwealth Financial Corp.	34,651	487,540
First Community Bancshares, Inc.	8,470	252,829
First Financial Bancorp	37,618	888,913
First Financial Bankshares, Inc. (b)	46,109	2,265,335
First Financial Corp.	5,707	232,960
First Foundation, Inc.	17,720	398,877
First Interstate BancSystem, Inc. - Class A	14,090	589,385
First Merchants Corp. (b)	21,147	881,195
First Mid Bancshares, Inc. (b)	6,036	244,518
First Midwest Bancorp, Inc.	37,259	738,846
First of Long Island Corp. (The)	9,924	210,687
Flushing Financial Corp.	7,057	151,231
Fulton Financial Corp. (b)	52,704	831,669
German American Bancorp, Inc.	10,821	402,541
Glacier Bancorp, Inc.	33,518	1,846,171
Great Southern Bancorp, Inc.	4,991	269,015
Great Western Bancorp, Inc.	21,823	715,576
Hancock Whitney Corp.	32,243	1,432,879
Hanmi Financial Corp. (b)	11,484	218,885
HarborOne Bancrop, Inc.	18,787	269,406
Heartland Financial USA, Inc. (b)	14,503	681,496
Heritage Commerce Corp.	13,524	150,522
Heritage Financial Corp. (b)	15,777	394,741
Hilltop Holdings, Inc. (b)	24,886	905,850
Home BancShares, Inc.	57,192	1,411,499
HomeTrust Bancshares, Inc.	8,531	238,015
Hope Bancorp, Inc.	36,933	523,710
Horizon Bancorp (b)	15,903	277,189
Independent Bank Corp. (b)	11,312	854,056
Independent Bank Corp.	11,863	257,546
Independent Bank Group, Inc.	14,293	1,057,396
International Bancshares Corp.	19,040	817,578
Investors Bancorp, Inc.	80,698	1,150,753
Lakeland Bancorp, Inc. (b)	18,667	326,299
Lakeland Financial Corp.	9,651	594,888
Live Oak Bancshares, Inc. (b)	11,266	664,694
Mercantile Bank Corp.	7,713	232,933
Metrocity Bankshares, Inc.	7,472	130,835
Metropolitan Bank Holding Corp. (a)	3,249	195,655
Midland States Bancorp, Inc.	10,034	263,593
MidWestOne Financial Group, Inc.	6,292	181,021
MVB Financial Corp.	3,791	161,724
National Bank Holdings Corp. - Class A	12,889	486,431
NBT Bancorp, Inc.	16,085	578,577
Nicolet Bankshares, Inc. (a) (b)	4,200	295,428

Banks—(Continued)
OceanFirst Financial Corp.	18,033	375,808
OFG Bancorp	17,884	395,594
Old National Bancorp	55,076	969,888
Old Second Bancorp, Inc.	3,589	44,504
Origin Bancorp, Inc.	9,357	397,298
Pacific Premier Bancorp, Inc.	33,400	1,412,486
Park National Corp. (b)	5,588	656,143
Peapack Gladstone Financial Corp.	8,311	258,223
Peoples Bancorp, Inc.	8,443	250,082
Preferred Bank (b)	4,747	300,343
Primis Financial Corp.	9,422	143,780
QCR Holdings, Inc. (b)	5,876	282,577
RBB Bancorp	7,829	189,618
Reliant Bancorp, Inc. (b)	6,730	186,623
Renasant Corp. (b)	21,571	862,840
Republic Bancorp, Inc. - Class A	4,745	218,887
S&T Bancorp, Inc.	14,575	456,197
Sandy Spring Bancorp, Inc.	17,937	791,560
Seacoast Banking Corp. of Florida	20,170	688,805
ServisFirst Bancshares, Inc.	18,626	1,266,195
Sierra Bancorp	5,841	148,653
Silvergate Capital Corp. - Class A (a)	8,210	930,357
Simmons First National Corp. - Class A (b)	38,358	1,125,424
SmartFinancial, Inc.	5,462	131,143
South State Corp. (b)	25,127	2,054,384
Southern First Bancshares, Inc. (a)	3,434	175,683
Southside Bancshares, Inc. (b)	11,347	433,796
Stock Yards Bancorp, Inc. (b)	8,157	415,110
Texas Capital Bancshares, Inc. (a)	19,145	1,215,516
Tompkins Financial Corp.	5,099	395,478
Towne Bank	26,120	794,570
TriCo Bancshares	11,734	499,634
TriState Capital Holdings, Inc. (a)	11,422	232,895
Triumph Bancorp, Inc. (a)	9,267	688,075
Trustmark Corp. (b)	24,482	754,046
UMB Financial Corp.	16,228	1,510,178
United Bankshares, Inc. (b)	44,017	1,606,620
United Community Banks, Inc.	30,118	964,077
Univest Financial Corp.	12,133	319,947
Valley National Bancorp	139,606	1,874,909
Veritex Holdings, Inc.	16,326	578,104
Washington Trust Bancorp, Inc.	6,931	355,907
WesBanco, Inc.	23,426	834,668
West Bancorp, Inc. (b)	7,090	196,747
Westamerica Bancorp	9,691	562,369

		84,736,696

Beverages—0.4%
Celsius Holdings, Inc. (a)	16,479	1,253,887
Coca-Cola Consolidated, Inc. (b)	1,741	700,109
Duckhorn Portfolio, Inc. (The) (a)	9,070	200,084
MGP Ingredients, Inc. (b)	6,119	413,889
National Beverage Corp. (b)	9,808	463,232
Primo Water Corp.	51,478	861,227

		3,892,428

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—9.7%
ACADIA Pharmaceuticals, Inc. (a)	43,086	$1,050,868
Affimed NV (a)	30,542	259,607
Agenus, Inc. (a) (b)	73,510	403,570
Agios Pharmaceuticals, Inc. (a) (b)	22,114	1,218,703
Akebia Therapeutics, Inc. (a) (b)	32,481	123,103
Akero Therapeutics, Inc. (a) (b)	9,830	243,882
Albireo Pharma, Inc. (a)	6,398	225,082
Aldeyra Therapeutics, Inc. (a)	19,044	215,769
Alector, Inc. (a) (b)	18,717	389,875
Aligos Therapeutics, Inc. (a)	8,308	169,359
Alkermes plc (a)	57,471	1,409,189
Allakos, Inc. (a) (b)	12,558	1,072,076
Allogene Therapeutics, Inc. (a) (b)	22,907	597,415
Allovir, Inc. (a) (b)	11,916	235,222
Altimmune, Inc. (a)	12,799	126,070
ALX Oncology Holdings, Inc. (a) (b)	6,780	370,730
Amicus Therapeutics, Inc. (a) (b)	94,876	914,605
AnaptysBio, Inc. (a)	11,271	292,257
Anavex Life Sciences Corp. (a)	23,292	532,455
Anika Therapeutics, Inc. (a) (b)	7,087	306,796
Annexon, Inc. (a) (b)	10,674	240,272
Apellis Pharmaceuticals, Inc. (a) (b)	24,199	1,529,377
Applied Molecular Transport, Inc. (a) (b)	8,573	392,129
Applied Therapeutics, Inc. (a)	7,129	148,141
Arcturus Therapeutics Holdings, Inc. (a) (b)	8,939	302,496
Arcus Biosciences, Inc. (a) (b)	18,398	505,209
Arcutis Biotherapeutics, Inc. (a) (b)	10,548	287,855
Ardelyx, Inc. (a) (b)	32,596	247,078
Arena Pharmaceuticals, Inc. (a) (b)	22,919	1,563,076
Arrowhead Pharmaceuticals, Inc. (a) (b)	35,999	2,981,437
Atara Biotherapeutics, Inc. (a) (b)	29,753	462,659
Athenex, Inc. (a) (b)	34,805	160,799
Atossa Therapeutics, Inc. (a) (b)	44,000	278,080
Avid Bioservices, Inc. (a) (b)	23,713	608,238
Avidity Biosciences, Inc. (a) (b)	12,243	302,525
Avita Medical, Inc. (a)	10,458	214,598
Avrobio, Inc. (a)	1,502	13,353
Beam Therapeutics, Inc. (a) (b)	16,803	2,162,714
BioAtla, Inc. (a) (b)	4,977	210,925
BioCryst Pharmaceuticals, Inc. (a) (b)	68,180	1,077,926
Biohaven Pharmaceutical Holding Co., Ltd. (a)	19,281	1,871,799
Bioxcel Therapeutics, Inc. (a) (b)	4,924	143,091
Bluebird Bio, Inc. (a)	24,496	783,382
Blueprint Medicines Corp. (a) (b)	20,651	1,816,462
Bridgebio Pharma, Inc. (a) (b)	38,327	2,336,414
Brooklyn ImmunoTherapeutics, Inc. (a) (b)	10,805	194,598
C4 Therapeutics, Inc. (a)	13,320	504,029
CareDx, Inc. (a) (b)	17,647	1,615,053
Catalyst Pharmaceuticals, Inc. (a)	42,220	242,765
CEL-SCI Corp. (a) (b)	14,494	125,808
Celldex Therapeutics, Inc. (a)	14,507	485,114
Cerevel Therapeutics Holdings, Inc. (a)	15,873	406,666
ChemoCentryx, Inc. (a) (b)	19,189	256,941
Chimerix, Inc. (a)	28,539	228,312
Chinook Therapeutics, Inc. (a)	12,517	176,740
Clovis Oncology, Inc. (a) (b)	38,578	223,752
Coherus Biosciences, Inc. (a) (b)	21,324	294,911

Biotechnology—(Continued)
Constellation Pharmaceuticals, Inc. (a) (b)	12,376	418,309
Cortexyme, Inc. (a) (b)	7,212	382,236
Crinetics Pharmaceuticals, Inc. (a) (b)	11,648	219,565
Cue Biopharma, Inc. (a) (b)	12,911	150,413
Cullinan Oncology, Inc. (a) (b)	6,098	157,024
Curis, Inc. (a)	33,361	269,223
Cytokinetics, Inc. (a) (b)	25,477	504,190
CytomX Therapeutics, Inc. (a) (b)	26,108	165,264
Deciphera Pharmaceuticals, Inc. (a) (b)	15,140	554,275
Denali Therapeutics, Inc. (a) (b)	32,389	2,540,593
DermTech, Inc. (a) (b)	8,843	367,604
Dicerna Pharmaceuticals, Inc. (a)	24,854	927,551
Dynavax Technologies Corp. (a) (b)	42,246	416,123
Dyne Therapeutics, Inc. (a)	12,586	264,809
Eagle Pharmaceuticals, Inc. (a) (b)	4,988	213,486
Editas Medicine, Inc. (a) (b)	24,948	1,413,055
Emergent BioSolutions, Inc. (a) (b)	17,598	1,108,498
Enanta Pharmaceuticals, Inc. (a) (b)	8,294	365,019
Epizyme, Inc. (a) (b)	23,501	195,293
Esperion Therapeutics, Inc. (a) (b)	12,686	268,309
Evelo Biosciences, Inc. (a) (b)	12,153	166,982
Fate Therapeutics, Inc. (a) (b)	28,366	2,461,885
FibroGen, Inc. (a) (b)	31,948	850,775
Flexion Therapeutics, Inc. (a) (b)	5,828	47,964
Forma Therapeutics Holdings, Inc. (a) (b)	11,944	297,286
Forte Biosciences, Inc. (a)	4,572	153,711
G1 Therapeutics, Inc. (a) (b)	15,694	344,326
Generation Bio Co. (a)	15,606	419,801
Geron Corp. (a) (b)	120,603	170,050
Global Blood Therapeutics, Inc. (a)	21,706	760,144
Gossamer Bio, Inc. (a) (b)	24,479	198,769
Gritstone Oncology, Inc. (a) (b)	16,454	150,225
GT Biopharma, Inc. (a) (b)	11,471	177,800
Halozyme Therapeutics, Inc. (a) (b)	50,182	2,278,765
Heron Therapeutics, Inc. (a) (b)	32,773	508,637
Humanigen, Inc. (a)	18,193	316,194
Ideaya Biosciences, Inc. (a) (b)	10,897	228,728
IGM Biosciences, Inc. (a) (b)	3,333	277,306
Immunitybio, Inc. (a) (b)	25,082	358,171
ImmunoGen, Inc. (a) (b)	73,698	485,670
Immunovant, Inc. (a) (b)	4,209	44,489
Inhibrx, Inc. (a)	11,523	317,113
Inovio Pharmaceuticals, Inc. (a) (b)	70,740	655,760
Insmed, Inc. (a)	38,427	1,093,632
Instil Bio, Inc. (a) (b)	8,390	162,095
Intellia Therapeutics, Inc. (a) (b)	22,784	3,688,957
Intercept Pharmaceuticals, Inc. (a) (b)	11,215	223,964
Invitae Corp. (a) (b)	71,322	2,405,691
Ironwood Pharmaceuticals, Inc. (a) (b)	60,994	784,993
iTeos Therapeutics, Inc. (a)	7,999	205,174
IVERIC bio, Inc. (a) (b)	35,521	224,138
Kadmon Holdings, Inc. (a) (b)	66,678	258,044
KalVista Pharmaceuticals, Inc. (a) (b)	6,130	146,875
Karuna Therapeutics, Inc. (a) (b)	8,002	912,148
Karyopharm Therapeutics, Inc. (a) (b)	23,713	244,718
Keros Therapeutics, Inc. (a) (b)	5,456	231,716
Kiniksa Pharmaceuticals, Ltd. - Class A (a) (b)	11,087	154,442

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Kodiak Sciences, Inc. (a) (b)	12,585	$1,170,405
Kronos Bio, Inc. (a) (b)	15,479	370,722
Krystal Biotech, Inc. (a) (b)	6,648	452,064
Kura Oncology, Inc. (a) (b)	23,723	494,625
Kymera Therapeutics, Inc. (a) (b)	11,184	542,424
Ligand Pharmaceuticals, Inc. (a) (b)	5,564	729,941
Lineage Cell Therapeutics, Inc. (a) (b)	50,559	144,093
MacroGenics, Inc. (a) (b)	21,059	565,645
Madrigal Pharmaceuticals, Inc. (a) (b)	3,687	359,151
MannKind Corp. (a) (b)	65,530	357,138
MEI Pharma, Inc. (a) (b)	11,490	32,747
MeiraGTx Holdings plc (a) (b)	10,435	161,743
Mersana Therapeutics, Inc. (a) (b)	25,825	350,703
MiMedx Group, Inc. (a)	41,134	514,586
Morphic Holding, Inc. (a)	7,677	440,583
Myriad Genetics, Inc. (a) (b)	27,414	838,320
Neoleukin Therapeutics, Inc. (a) (b)	14,552	134,315
Nkarta, Inc. (a) (b)	7,243	229,531
Nurix Therapeutics, Inc. (a) (b)	11,779	312,497
Ocugen, Inc. (a) (b)	67,787	544,330
Olema Pharmaceuticals, Inc. (a) (b)	5,611	156,996
Oncocyte Corp. (a) (b)	28,960	166,230
Opko Health, Inc. (a) (b)	120,352	487,426
Organogenesis Holdings, Inc. (a)	14,733	244,862
ORIC Pharmaceuticals, Inc. (a) (b)	9,451	167,188
Passage Bio, Inc. (a) (b)	10,730	142,065
PMV Pharmaceuticals, Inc. (a) (b)	10,611	362,472
Praxis Precision Medicines, Inc. (a) (b)	10,839	198,137
Precigen, Inc. (a)	11,545	75,273
Precision BioSciences, Inc. (a)	18,682	233,899
Prelude Therapeutics, Inc. (a) (b)	4,148	118,757
Protagonist Therapeutics, Inc. (a) (b)	15,088	677,149
Prothena Corp. plc (a)	12,610	648,280
PTC Therapeutics, Inc. (a)	24,991	1,056,370
Radius Health, Inc. (a) (b)	17,937	327,171
Rapt Therapeutics, Inc. (a)	6,958	221,195
Recursion Pharmaceuticals, Inc. (a) (b)	8,708	317,842
REGENXBIO, Inc. (a) (b)	15,197	590,403
Relay Therapeutics, Inc. (a) (b)	21,269	778,233
Replimune Group, Inc. (a) (b)	9,865	379,013
REVOLUTION Medicines, Inc. (a) (b)	21,613	685,997
Rhythm Pharmaceuticals, Inc. (a) (b)	15,372	300,984
Rigel Pharmaceuticals, Inc. (a)	41,704	180,995
Rocket Pharmaceuticals, Inc. (a) (b)	14,674	649,911
Rubius Therapeutics, Inc. (a) (b)	16,756	409,014
Sana Biotechnology, Inc. (a)	11,585	227,761
Sangamo Therapeutics, Inc. (a) (b)	44,571	533,515
Scholar Rock Holding Corp. (a) (b)	10,772	311,311
Selecta Biosciences, Inc. (a)	36,162	151,157
Seres Therapeutics, Inc. (a) (b)	25,468	607,412
Sesen Bio, Inc. (a)	65,469	302,467
Shattuck Labs, Inc. (a) (b)	10,943	317,238
Silverback Therapeutics, Inc. (a) (b)	5,527	170,729
Sorrento Therapeutics, Inc. (a) (b)	98,336	952,876
Spectrum Pharmaceuticals, Inc. (a)	30,820	115,575
Spero Therapeutics, Inc. (a) (b)	9,977	139,279
SpringWorks Therapeutics, Inc. (a) (b)	10,552	869,590

Biotechnology—(Continued)
Stoke Therapeutics, Inc. (a) (b)	7,332	246,795
Sutro Biopharma, Inc. (a) (b)	16,423	305,304
Syndax Pharmaceuticals, Inc. (a) (b)	17,053	292,800
Taysha Gene Therapies, Inc. (a)	9,509	201,591
TCR2 Therapeutics, Inc. (a) (b)	11,591	190,208
TG Therapeutics, Inc. (a) (b)	44,826	1,738,801
Tonix Pharmaceuticals Holding Corp. (a) (b)	134,908	149,748
Translate Bio, Inc. (a) (b)	24,204	666,578
Travere Therapeutics, Inc. (a) (b)	21,324	311,117
Trillium Therapeutics, Inc. (a) (b)	38,562	374,051
Turning Point Therapeutics, Inc. (a) (b)	16,488	1,286,394
Twist Bioscience Corp. (a) (b)	17,442	2,324,146
Vanda Pharmaceuticals, Inc. (a) (b)	21,384	459,970
Vaxart, Inc. (a) (b)	44,739	335,095
Vaxcyte, Inc. (a) (b)	14,946	336,434
VBI Vaccines, Inc. (a) (b)	74,141	248,372
Veracyte, Inc. (a) (b)	24,557	981,789
Verastem, Inc. (a)	65,690	267,358
Vericel Corp. (a) (b)	16,730	878,325
Viking Therapeutics, Inc. (a) (b)	27,522	164,857
Vir Biotechnology, Inc. (a) (b)	21,642	1,023,234
Viracta Therapeutics, Inc. (a)	14,707	166,777
VistaGen Therapeutics, Inc. (a) (b)	84,097	264,906
Xencor, Inc. (a) (b)	22,417	773,162
Y-mAbs Therapeutics, Inc. (a) (b)	13,415	453,427
Zentalis Pharmaceuticals, Inc. (a) (b)	11,848	630,314
ZIOPHARM Oncology, Inc. (a) (b)	42,918	113,304

		107,064,526

Building Products—1.1%
AAON, Inc. (b)	14,309	895,600
American Woodmark Corp. (a)	6,243	509,991
Apogee Enterprises, Inc. (b)	8,397	342,010
Cornerstone Building Brands, Inc. (a)	20,080	365,054
CSW Industrials, Inc.	5,399	639,566
Gibraltar Industries, Inc. (a)	12,364	943,497
Griffon Corp.	17,255	442,246
Insteel Industries, Inc.	7,079	227,590
JELD-WEN Holding, Inc. (a)	29,336	770,363
Masonite International Corp. (a)	9,259	1,035,064
PGT Innovations, Inc. (a)	20,640	479,467
Quanex Building Products Corp. (b)	12,585	312,611
Resideo Technologies, Inc. (a)	53,295	1,598,850
Simpson Manufacturing Co., Inc.	15,108	1,668,528
UFP Industries, Inc.	22,075	1,641,055
View, Inc. (a) (b)	35,009	296,876

		12,168,368

Capital Markets—1.5%
Artisan Partners Asset Management, Inc. - Class A (b)	21,600	1,097,712
AssetMark Financial Holdings, Inc. (a)	9,605	240,701
B. Riley Financial, Inc. (b)	7,921	598,036
BGC Partners, Inc. - Class A	99,841	566,098
Blucora, Inc. (a)	17,555	303,877
Brightsphere Investment Group, Inc.	22,390	524,598
Cohen & Steers, Inc. (b)	9,528	782,154

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Cowen, Inc. - Class A (b)	10,078	$413,702
Diamond Hill Investment Group, Inc.	856	143,217
Donnelley Financial Solutions, Inc. (a)	10,141	334,653
Federated Hermes, Inc.	33,818	1,146,768
Focus Financial Partners, Inc. - Class A (a)	18,506	897,541
GCM Grosvenor, Inc. - Class A	15,754	164,157
Hamilton Lane, Inc. - Class A	12,881	1,173,717
Houlihan Lokey, Inc. (b)	18,504	1,513,442
Moelis & Co. - Class A	21,837	1,242,307
Open Lending Corp. - Class A (a) (b)	37,857	1,631,258
Oppenheimer Holdings, Inc. - Class A	4,905	249,370
Piper Sandler Cos.	6,026	780,729
PJT Partners, Inc. - Class A	9,409	671,614
Sculptor Capital Management, Inc.	8,165	200,777
StepStone Group, Inc. - Class A	14,477	498,009
Stonex Group, Inc. (a)	5,797	351,704
Virtus Investment Partners, Inc.	2,751	764,145
WisdomTree Investments, Inc. (b)	37,245	230,919

		16,521,205

Chemicals—1.8%
AdvanSix, Inc. (a)	10,869	324,548
American Vanguard Corp.	5,272	92,313
Amyris, Inc. (a) (b)	59,852	979,777
Avient Corp.	32,053	1,575,726
Balchem Corp.	11,200	1,470,112
Cabot Corp.	20,052	1,141,560
Chase Corp.	2,546	261,245
Danimer Scientific, Inc. (a)	26,006	651,450
Ferro Corp. (a)	29,657	639,702
GCP Applied Technologies, Inc. (a)	16,057	373,486
Hawkins, Inc.	5,920	193,880
HB Fuller Co. (b)	18,901	1,202,293
Ingevity Corp. (a)	13,754	1,119,025
Innospec, Inc.	9,392	851,009
Koppers Holdings, Inc. (a)	8,316	269,023
Kraton Corp. (a)	10,374	334,976
Livent Corp. (a) (b)	53,369	1,033,224
Minerals Technologies, Inc. (b)	12,201	959,853
Orion Engineered Carbons S.A. (a)	22,615	429,459
PQ Group Holdings, Inc.	19,039	292,439
PureCycle Technologies, Inc. (a) (b)	13,329	315,231
Quaker Chemical Corp. (b)	4,904	1,163,180
Rayonier Advanced Materials, Inc. (a)	23,938	160,145
Sensient Technologies Corp.	15,684	1,357,607
Stepan Co. (b)	7,864	945,803
Tredegar Corp.	7,835	107,888
Trinseo S.A.	13,205	790,187
Tronox Holding plc - Class A	41,343	926,083
Zymergen, Inc. (a)	7,633	305,396

		20,266,620

Commercial Services & Supplies—1.7%
ABM Industries, Inc.	24,891	1,103,916
ACCO Brands Corp.	21,634	186,701
Brady Corp. - Class A	16,772	939,903

Commercial Services & Supplies—(Continued)
BrightView Holdings, Inc. (a)	15,908	256,437
Brink’s Co. (The) (b)	17,335	1,332,021
Casella Waste Systems, Inc. - Class A (a)	17,693	1,122,267
Cimpress plc (a)	6,224	674,744
CoreCivic, Inc. (a)	43,532	455,780
Covanta Holding Corp.	37,891	667,260
Deluxe Corp. (b)	14,396	687,697
Ennis, Inc.	10,118	217,739
Harsco Corp. (a)	24,123	492,592
Healthcare Services Group, Inc. (b)	27,110	855,863
Heritage-Crystal Clean, Inc. (a) (b)	6,299	186,954
Herman Miller, Inc.	21,071	993,287
HNI Corp.	15,112	664,475
Interface, Inc.	14,714	225,124
KAR Auction Services, Inc. (a)	39,025	684,889
Kimball International, Inc. - Class B	13,705	180,221
Knoll, Inc.	14,756	383,508
Matthews International Corp. - Class A	11,034	396,783
Montrose Environmental Group, Inc. (a) (b)	8,200	440,012
Pitney Bowes, Inc. (b)	52,003	456,066
RR Donnelley & Sons Co. (a) (b)	26,953	169,265
SP Plus Corp. (a)	10,567	323,245
Steelcase, Inc. - Class A	32,605	492,662
Tetra Tech, Inc.	19,131	2,334,747
U.S. Ecology, Inc. (a)	11,349	425,814
UniFirst Corp.	5,624	1,319,615
Viad Corp. (a)	6,618	329,907
VSE Corp.	4,405	218,092

		19,217,586

Communications Equipment—0.7%
ADTRAN, Inc.	18,277	377,420
Aviat Networks, Inc. (a)	3,608	118,234
CalAmp Corp. (a) (b)	12,810	162,943
Calix, Inc. (a)	18,967	900,933
Cambium Networks Corp. (a)	3,242	156,751
Clearfield, Inc. (a) (b)	5,119	191,707
Comtech Telecommunications Corp.	9,651	233,168
Digi International, Inc. (a) (b)	11,390	229,053
DZS, Inc. (a)	6,251	129,708
EchoStar Corp. - Class A (a)	14,853	360,779
EMCORE Corp. (a)	13,584	125,244
Extreme Networks, Inc. (a) (b)	35,067	391,348
Harmonic, Inc. (a)	32,376	275,844
Infinera Corp. (a) (b)	63,445	647,139
Inseego Corp. (a) (b)	30,092	303,628
NETGEAR, Inc. (a) (b)	10,251	392,818
NetScout Systems, Inc. (a)	26,188	747,406
Plantronics, Inc. (a) (b)	14,059	586,682
Ribbon Communications, Inc. (a)	11,468	87,271
Viavi Solutions, Inc. (a)	82,330	1,453,948

		7,872,024

Construction & Engineering—1.2%
Ameresco, Inc. - Class A (a) (b)	11,093	695,753
API Group Corp. (a)	64,242	1,342,015

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—(Continued)
Arcosa, Inc.	18,384	$1,079,876
Argan, Inc.	6,140	293,431
Comfort Systems USA, Inc.	12,500	984,875
Construction Partners, Inc. - Class A (a) (b)	11,691	367,097
Dycom Industries, Inc. (a)	10,606	790,465
EMCOR Group, Inc.	19,190	2,364,016
Fluor Corp. (a)	45,925	812,873
Granite Construction, Inc. (b)	16,882	701,110
Great Lakes Dredge & Dock Corp. (a) (b)	16,304	238,201
IES Holdings, Inc. (a)	3,768	193,525
MYR Group, Inc. (a) (b)	5,521	501,969
NV5 Global, Inc. (a)	4,636	438,148
Primoris Services Corp.	18,341	539,776
Sterling Construction Co., Inc. (a)	10,373	250,301
Tutor Perini Corp. (a)	15,464	214,176
WillScot Mobile Mini Holdings Corp. (a)	66,360	1,849,453

		13,657,060

Construction Materials—0.2%
Forterra, Inc. (a)	11,105	261,079
Summit Materials, Inc. - Class A (a) (b)	43,444	1,514,023
U.S. Concrete, Inc. (a)	5,619	414,682

		2,189,784

Consumer Finance—0.8%
Curo Group Holdings Corp.	8,266	140,522
Encore Capital Group, Inc. (a) (b)	11,191	530,342
Enova International, Inc. (a)	13,516	462,382
FirstCash, Inc.	14,385	1,099,589
Green Dot Corp. - Class A (a)	18,477	865,648
LendingClub Corp. (a)	34,752	630,054
LendingTree, Inc. (a)	4,163	882,056
Navient Corp.	59,030	1,141,050
Nelnet, Inc. - Class A	5,967	448,897
Oportun Financial Corp. (a) (b)	3,604	72,188
PRA Group, Inc. (a) (b)	16,379	630,100
PROG Holdings, Inc.	25,352	1,220,192
Regional Management Corp.	3,196	148,742
World Acceptance Corp. (a) (b)	1,945	311,667

		8,583,429

Containers & Packaging—0.2%
Greif, Inc. - Class A	9,986	604,652
Greif, Inc. - Class B (b)	2,362	139,358
Myers Industries, Inc.	13,639	286,419
O-I Glass, Inc. (a)	56,621	924,621
Pactiv Evergreen, Inc.	17,780	267,945
Ranpak Holdings, Corp. (a)	12,914	323,237
UFP Technologies, Inc. (a)	3,225	185,180

		2,731,412

Distributors—0.1%
Core-Mark Holding Co., Inc.	15,756	709,177
Funko, Inc. - Class A (a) (b)	9,888	210,417

		919,594

Diversified Consumer Services—0.5%
Adtalem Global Education, Inc. (a)	16,606	591,838
American Public Education, Inc. (a)	6,422	181,999
Carriage Services, Inc.	7,506	277,497
Coursera, Inc. (a) (b)	5,245	207,492
Graham Holdings Co. - Class B	1,386	878,585
Houghton Mifflin Harcourt Co. (a) (b)	40,689	449,207
Laureate Education, Inc. - Class A (a) (b)	38,106	552,918
OneSpaWorld Holdings, Ltd. (a) (b)	6,493	62,917
Perdoceo Education Corp. (a)	25,776	316,272
Strategic Education, Inc.	8,893	676,402
Stride, Inc. (a)	15,318	492,167
Vivint Smart Home, Inc. (a) (b)	33,252	438,926
WW International, Inc. (a) (b)	18,914	683,552

		5,809,772

Diversified Financial Services—0.1%
A-Mark Precious Metals, Inc.	3,327	154,706
Alerus Financial Corp. (b)	7,649	221,897
Banco Latinoamericano de Comercio Exterior S.A. - Class E	5,783	88,885
Cannae Holdings, Inc. (a)	30,867	1,046,700

		1,512,188

Diversified Telecommunication Services—0.8%
Anterix, Inc. (a) (b)	4,083	244,939
ATN International, Inc.	4,754	216,259
Bandwidth, Inc. - Class A (a) (b)	8,108	1,118,255
Cincinnati Bell, Inc. (a)	18,441	284,360
Cogent Communications Holdings, Inc.	15,057	1,157,733
Consolidated Communications Holdings, Inc. (a) (b)	26,822	235,765
Globalstar, Inc. (a) (b)	219,806	391,255
IDT Corp. - Class B (a)	7,323	270,658
Iridium Communications, Inc. (a) (b)	42,401	1,695,616
Liberty Latin America, Ltd. - Class A (a)	9,620	133,333
Liberty Latin America, Ltd. - Class C (a)	49,679	700,474
Ooma, Inc. (a) (b)	8,609	162,366
ORBCOMM, Inc. (a)	18,859	211,975
Radius Global Infrastructure, Inc. - Class A (a) (b)	18,535	268,758
Vonage Holdings Corp. (a)	87,397	1,259,391

		8,351,137

Electric Utilities—0.5%
ALLETE, Inc. (b)	19,512	1,365,450
MGE Energy, Inc. (b)	12,797	952,609
Otter Tail Corp.	14,660	715,554
PNM Resources, Inc.	31,748	1,548,350
Portland General Electric Co.	31,967	1,473,039

		6,055,002

Electrical Equipment—1.0%
Allied Motion Technologies, Inc. (b)	5,181	178,900
American Superconductor Corp. (a)	10,830	188,334
Array Technologies, Inc. (a)	47,853	746,507
Atkore, Inc. (a)	16,679	1,184,209
AZZ, Inc.	9,520	492,945
Babcock & Wilcox Enterprises, Inc. (a) (b)	21,174	166,851

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Bloom Energy Corp. - Class A (a) (b)	49,578	$1,332,161
Encore Wire Corp.	7,467	565,924
EnerSys	15,016	1,467,514
FuelCell Energy, Inc. (a)	116,680	1,038,452
GrafTech International, Ltd.	61,329	712,643
Romeo Power, Inc. (a)	19,759	160,838
Stem, Inc. (a) (b)	23,343	840,581
Thermon Group Holdings, Inc. (a)	12,799	218,095
TPI Composites, Inc. (a) (b)	11,883	575,375
Vicor Corp. (a) (b)	7,877	832,914

		10,702,243

Electronic Equipment, Instruments & Components—2.2%
Advanced Energy Industries, Inc.	13,824	1,558,103
Akoustis Technologies, Inc. (a) (b)	15,978	171,124
Arlo Technologies, Inc. (a)	14,224	96,296
Badger Meter, Inc. (b)	10,136	994,544
Belden, Inc.	17,155	867,528
Benchmark Electronics, Inc.	10,799	307,340
CTS Corp.	12,351	458,963
ePlus, Inc. (a)	5,002	433,623
Fabrinet (a)	13,120	1,257,814
FARO Technologies, Inc. (a)	6,602	513,438
Identiv, Inc. (a)	7,717	131,189
II-VI, Inc. (a) (b)	36,796	2,671,022
Insight Enterprises, Inc. (a) (b) (c)	12,637	1,263,826
Itron, Inc. (a)	15,613	1,560,988
Kimball Electronics, Inc. (a) (b)	9,543	207,465
Knowles Corp. (a)	27,561	544,054
Luna Innovations, Inc. (a) (b)	11,906	128,942
Meta Materials, Inc. (a)	23,010	172,345
Methode Electronics, Inc. (b)	12,930	636,285
MicroVision, Inc. (a)	56,274	942,590
Napco Security Technologies, Inc. (a) (b)	5,652	205,563
nLight, Inc. (a) (b)	14,866	539,339
Novanta, Inc. (a)	12,399	1,670,889
OSI Systems, Inc. (a) (b)	5,771	586,564
Ouster, Inc. (a) (b)	13,599	169,852
PAR Technology Corp. (a) (b)	8,465	592,042
PC Connection, Inc. (b)	5,366	248,285
Plexus Corp. (a) (c)	9,599	877,445
Rogers Corp. (a)	6,728	1,350,982
Sanmina Corp. (a)	22,428	873,795
ScanSource, Inc. (a)	8,101	227,881
TTM Technologies, Inc. (a)	38,300	547,690
Velodyne Lidar, Inc. (a) (b)	28,748	305,879
Vishay Intertechnology, Inc. (b)	49,274	1,111,129
Vishay Precision Group, Inc. (a)	5,267	179,289

		24,404,103

Energy Equipment & Services—0.9%
Archrock, Inc.	49,321	439,450
Aspen Aerogels, Inc. (a) (b)	9,340	279,453
Cactus, Inc. - Class A	19,577	718,867
ChampionX Corp. (a)	73,640	1,888,866
DMC Global, Inc. (a) (b)	6,765	380,261
Dril-Quip, Inc. (a) (b)	12,726	430,521

Energy Equipment & Services—(Continued)
Frank’s International NV (a)	62,110	188,193
Helix Energy Solutions Group, Inc. (a)	56,226	321,050
Helmerich & Payne, Inc.	37,512	1,224,017
Liberty Oilfield Services, Inc. - Class A (a)	31,810	450,430
Nabors Industries, Ltd. (a)	2,206	252,013
National Energy Services Reunited Corp. (a)	11,331	161,467
Newpark Resources, Inc. (a)	34,631	119,823
NexTier Oilfield Solutions, Inc. (a)	63,217	300,913
Oceaneering International, Inc. (a)	35,840	558,029
Oil States International, Inc. (a)	24,658	193,565
Patterson-UTI Energy, Inc. (b)	68,347	679,369
ProPetro Holding Corp. (a)	30,931	283,328
RPC, Inc. (a)	26,045	128,923
Select Energy Services, Inc. - Class A (a)	22,667	136,909
TETRA Technologies, Inc. (a)	46,283	200,868
Tidewater, Inc. (a)	17,119	206,284
U.S. Silica Holdings, Inc. (a)	27,031	312,478

		9,855,077

Entertainment—1.1%
AMC Entertainment Holdings, Inc. - Class A (a) (b)	143,903	8,156,422
Chicken Soup For The Soul Entertainment, Inc. (a)	5,113	211,678
Cinemark Holdings, Inc. (a) (b)	38,661	848,609
CuriosityStream, Inc. (a)	12,309	167,895
Eros STX Global Corp. (a)	120,242	183,970
IMAX Corp. (a)	18,129	389,773
Liberty Media Corp-Liberty Braves - Class C (a)	16,010	444,598
Lions Gate Entertainment Corp. - Class A (a)	21,133	437,453
Lions Gate Entertainment Corp. - Class B (a)	41,313	756,028
Madison Square Garden Entertainment Corp. (a)	6,811	571,920
Marcus Corp. (The) (a) (b)	9,243	196,044

		12,364,390

Equity Real Estate Investment Trusts—5.9%
Acadia Realty Trust	27,198	597,268
Agree Realty Corp. (b)	24,738	1,743,782
Alexander & Baldwin, Inc.	26,962	493,944
Alexander’s, Inc.	597	159,966
American Assets Trust, Inc.	19,334	720,965
American Finance Trust, Inc.	40,285	341,617
Apartment Investment & Management Co. - Class A	54,458	365,413
Apple Hospitality REIT, Inc.	74,998	1,144,469
Armada Hoffler Properties, Inc.	22,082	293,470
Ashford Hospitality Trust, Inc. (a)	41,485	189,172
Brandywine Realty Trust	60,874	834,583
Broadstone Net Lease, Inc. (b)	52,068	1,218,912
CareTrust REIT, Inc.	37,107	861,996
CatchMark Timber Trust, Inc. - Class A	18,441	215,760
Centerspace	5,316	419,432
Chatham Lodging Trust (a)	17,910	230,502
City Office REIT, Inc.	9,005	111,932
Columbia Property Trust, Inc.	38,214	664,541
Community Healthcare Trust, Inc.	9,740	462,260
CorePoint Lodging, Inc. (a)	15,249	163,164
Corporate Office Properties Trust	40,359	1,129,648
DiamondRock Hospitality Co. (a)	64,297	623,681

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
DigitalBridge Group, Inc. (a) (b)	170,397	$1,346,136
Diversified Healthcare Trust	63,940	267,269
Easterly Government Properties, Inc.	28,209	594,646
EastGroup Properties, Inc.	13,811	2,271,219
Empire State Realty Trust, Inc.	51,628	619,536
Equity Commonwealth	41,910	1,098,042
Essential Properties Realty Trust, Inc.	42,553	1,150,633
Farmland Partners, Inc.	10,577	127,453
Four Corners Property Trust, Inc.	27,333	754,664
Franklin Street Properties Corp.	21,587	113,548
Geo Group, Inc. (The) (b)	43,461	309,442
Getty Realty Corp.	15,262	475,411
Gladstone Commercial Corp. (b)	12,023	271,239
Gladstone Land Corp. (b)	9,389	225,899
Global Medical REIT, Inc. (b)	18,398	271,554
Global Net Lease, Inc.	34,451	637,344
Healthcare Realty Trust, Inc.	52,320	1,580,064
Hersha Hospitality Trust (a)	12,627	135,867
Independence Realty Trust, Inc.	32,864	599,111
Industrial Logistics Properties Trust	23,274	608,382
Innovative Industrial Properties, Inc.	8,444	1,612,973
iStar, Inc. (b)	22,245	461,139
Kite Realty Group Trust	30,077	661,995
Lexington Realty Trust (b)	93,318	1,115,150
LTC Properties, Inc. (b)	15,108	579,996
Macerich Co. (The)	70,504	1,286,698
Mack-Cali Realty Corp.	32,405	555,746
Monmouth Real Estate Investment Corp.	29,305	548,590
National Health Investors, Inc.	16,441	1,102,369
National Storage Affiliates Trust	24,796	1,253,686
NETSTREIT Corp.	14,605	336,791
New Senior Investment Group, Inc.	17,817	156,433
NexPoint Residential Trust, Inc. (b)	9,484	521,430
Office Properties Income Trust (b)	16,817	492,906
One Liberty Properties, Inc. (b)	6,483	184,052
Outfront Media, Inc. (a)	51,944	1,248,214
Paramount Group, Inc.	67,237	677,077
Pebblebrook Hotel Trust (b)	46,458	1,094,086
Physicians Realty Trust	77,385	1,429,301
Piedmont Office Realty Trust, Inc. - Class A	41,047	758,138
Plymouth Industrial REIT, Inc.	10,839	216,997
PotlatchDeltic Corp.	24,776	1,316,844
Preferred Apartment Communities, Inc. - Class A	8,783	85,634
PS Business Parks, Inc.	7,167	1,061,289
QTS Realty Trust, Inc. - Class A	24,430	1,888,439
Retail Opportunity Investments Corp.	41,820	738,541
Retail Properties of America, Inc. - Class A	71,030	813,294
Retail Value, Inc.	6,818	148,292
RLJ Lodging Trust	56,512	860,678
RPT Realty	29,524	383,222
Ryman Hospitality Properties, Inc. (a)	18,956	1,496,766
Sabra Health Care REIT, Inc.	76,862	1,398,888
Safehold, Inc. (b)	6,368	499,888
Saul Centers, Inc. (b)	5,405	245,657
Seritage Growth Properties - Class A (a) (b)	13,659	251,326
Service Properties Trust	53,587	675,196
SITE Centers Corp.	58,444	880,167

Equity Real Estate Investment Trusts—(Continued)
STAG Industrial, Inc. (b)	58,900	2,204,627
Summit Hotel Properties, Inc. (a) (b)	28,499	265,896
Sunstone Hotel Investors, Inc. (a)	69,151	858,855
Tanger Factory Outlet Centers, Inc. (b)	34,992	659,599
Terreno Realty Corp.	25,349	1,635,517
UMH Properties, Inc.	14,925	325,664
Uniti Group, Inc.	64,587	683,976
Universal Health Realty Income Trust	5,693	350,404
Urban Edge Properties	41,994	802,085
Urstadt Biddle Properties, Inc. - Class A	11,225	217,541
Washington Real Estate Investment Trust	28,554	656,742
Xenia Hotels & Resorts, Inc. (a) (b)	37,927	710,373

		64,853,103

Food & Staples Retailing—0.8%
Andersons, Inc. (The)	9,395	286,829
BJ’s Wholesale Club Holdings, Inc. (a) (b)	48,619	2,313,292
Chefs’ Warehouse, Inc. (The) (a) (b)	11,522	366,745
Ingles Markets, Inc. - Class A (b)	6,173	359,701
Performance Food Group Co. (a)	46,983	2,278,206
Pricesmart, Inc.	9,010	820,000
Rite Aid Corp. (a) (b)	17,917	292,047
SpartanNash Co.	14,182	273,854
Sprouts Farmers Market, Inc. (a)	42,687	1,060,772
United Natural Foods, Inc. (a)	21,327	788,673
Weis Markets, Inc. (b)	6,201	320,344

		9,160,463

Food Products—1.0%
AppHarvest, Inc. (a) (b)	19,545	312,720
B&G Foods, Inc. (b)	21,670	710,776
Cal-Maine Foods, Inc.	13,890	502,957
Calavo Growers, Inc.	5,820	369,104
Fresh Del Monte Produce, Inc.	13,189	433,654
Hostess Brands, Inc. (a) (b)	47,524	769,414
J & J Snack Foods Corp. (b)	5,253	916,176
John B Sanfilippo & Son, Inc.	2,849	252,336
Lancaster Colony Corp.	7,081	1,370,244
Mission Produce, Inc. (a) (b)	15,099	312,700
Sanderson Farms, Inc.	7,208	1,354,888
Simply Good Foods Co. (The) (a)	30,224	1,103,478
Tattooed Chef, Inc. (a) (b)	18,663	400,321
Tootsie Roll Industries, Inc. (b)	6,218	210,852
TreeHouse Foods, Inc. (a)	18,804	837,154
UTZ Brands, Inc. (b)	22,721	495,091
Vital Farms, Inc. (a) (b)	9,557	190,758
Whole Earth Brands, Inc. (a)	16,393	237,699

		10,780,322

Gas Utilities—0.8%
Brookfield Infrastructure Corp. - Class A	13,051	984,045
Chesapeake Utilities Corp.	5,971	718,490
New Jersey Resources Corp.	33,368	1,320,372
Northwest Natural Holding Co. (b)	10,881	571,470
ONE Gas, Inc. (b)	18,740	1,389,009

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
South Jersey Industries, Inc. (b)	36,712	$951,942
Southwest Gas Holdings, Inc.	21,193	1,402,765
Spire, Inc.	18,806	1,359,110

		8,697,203

Health Care Equipment & Supplies—3.6%
Accuray, Inc. (a)	13,750	62,150
Alphatec Holdings, Inc. (a)	25,663	393,157
AngioDynamics, Inc. (a)	12,161	329,928
Antares Pharma, Inc. (a) (b)	39,757	173,341
Asensus Surgical, Inc. (a) (b)	89,238	282,884
Aspira Women’s Health, Inc. (a) (b)	29,312	164,733
AtriCure, Inc. (a)	16,711	1,325,684
Atrion Corp. (b)	425	263,895
Avanos Medical, Inc. (a)	18,331	666,698
AxoGen, Inc. (a)	15,476	334,436
Axonics, Inc. (a)	15,013	951,974
BioLife Solutions, Inc. (a)	9,098	404,952
Butterfly Network, Inc. (a) (b)	14,662	212,306
Cardiovascular Systems, Inc. (a)	16,617	708,715
Cerus Corp. (a) (b)	64,724	382,519
ClearPoint Neuro, Inc. (a)	7,721	147,394
CONMED Corp.	10,457	1,437,106
CryoLife, Inc. (a) (b)	12,730	361,532
CryoPort, Inc. (a) (b)	14,928	941,957
Cutera, Inc. (a) (b)	6,744	330,658
Eargo, Inc. (a) (b)	7,975	318,282
Glaukos Corp. (a)	16,191	1,373,483
Haemonetics Corp. (a)	18,130	1,208,183
Heska Corp. (a) (b)	3,474	798,082
Inari Medical, Inc. (a)	12,217	1,139,602
Inogen, Inc. (a)	8,423	548,927
Integer Holdings Corp. (a)	11,577	1,090,553
Intersect ENT, Inc. (a)	13,971	238,764
iRhythm Technologies, Inc. (a)	10,573	701,519
Lantheus Holdings, Inc. (a)	26,066	720,464
LeMaitre Vascular, Inc. (b)	7,651	466,864
LivaNova plc (a)	18,137	1,525,503
Meridian Bioscience, Inc. (a) (b)	18,926	419,779
Merit Medical Systems, Inc. (a)	18,450	1,192,977
Mesa Laboratories, Inc. (b)	1,560	423,025
Natus Medical, Inc. (a)	15,157	393,779
Neogen Corp. (a)	38,451	1,770,284
Neuronetics, Inc. (a)	10,070	161,321
Nevro Corp. (a) (b)	12,102	2,006,391
NuVasive, Inc. (a) (c)	18,483	1,252,778
OraSure Technologies, Inc. (a)	28,635	290,359
Ortho Clinical Diagnostics Holdings plc (a)	35,416	758,257
Orthofix Medical, Inc. (a)	7,567	303,512
OrthoPediatrics Corp. (a)	5,617	354,882
Outset Medical, Inc. (a)	16,994	849,360
PAVmed, Inc. (a)	28,651	183,366
Pulmonx Corp. (a) (b)	9,963	439,568
SeaSpine Holdings Corp. (a)	10,839	222,308
Senseonics Holdings, Inc. (a) (b)	152,529	585,711
Shockwave Medical, Inc. (a)	12,016	2,279,796

Health Care Equipment & Supplies—(Continued)
SI-BONE, Inc. (a)	12,210	384,249
Sientra, Inc. (a) (b)	23,253	185,094
Silk Road Medical, Inc. (a) (b)	11,451	548,045
STAAR Surgical Co. (a)	17,040	2,598,600
Stereotaxis, Inc. (a)	19,740	190,294
SurModics, Inc. (a)	6,159	334,126
Tactile Systems Technology, Inc. (a) (b)	8,238	428,376
TransMedics Group, Inc. (a) (b)	12,219	405,426
Treace Medical Concepts, Inc. (a)	5,245	163,959
Vapotherm, Inc. (a) (b)	8,810	208,268
Varex Imaging Corp. (a) (b)	15,292	410,131
ViewRay, Inc. (a)	32,313	213,266

		39,963,532

Health Care Providers & Services—3.0%
1Life Healthcare, Inc. (a)	41,767	1,380,817
AdaptHealth Corp. (a) (b)	28,311	776,004
Addus HomeCare Corp. (a)	6,214	542,109
Agiliti, Inc. (a)	9,835	215,092
Alignment Healthcare, Inc. (a) (b)	10,996	256,976
AMN Healthcare Services, Inc. (a)	16,865	1,635,568
Apollo Medical Holdings, Inc. (a) (b)	13,155	826,266
Aveanna Healthcare Holdings, Inc. (a)	17,053	210,946
Brookdale Senior Living, Inc. (a) (b)	71,811	567,307
Castle Biosciences, Inc. (a) (b)	7,804	572,267
Community Health Systems, Inc. (a)	45,180	697,579
Corvel Corp. (a)	3,162	424,657
Covetrus, Inc. (a)	36,775	992,925
Cross Country Healthcare, Inc. (a)	14,352	236,952
Ensign Group, Inc. (The)	19,268	1,669,958
Fulgent Genetics, Inc. (a) (b)	7,417	684,070
Hanger, Inc. (a)	14,755	373,006
HealthEquity, Inc. (a) (b)	29,962	2,411,342
Innovage Holding Corp. (a) (b)	8,476	180,624
Joint Corp. (The) (a)	5,088	426,985
LHC Group, Inc. (a)	10,875	2,177,827
Magellan Health, Inc. (a)	9,341	879,922
MEDNAX, Inc. (a) (b)	26,848	809,467
ModivCare, Inc. (a)	4,713	801,540
National HealthCare Corp.	5,246	366,695
National Research Corp. (b)	6,206	284,855
Option Care Health, Inc. (a) (b)	38,429	840,442
Owens & Minor, Inc.	26,109	1,105,194
Patterson Cos., Inc.	30,828	936,863
Pennant Group Inc. (The) (a)	11,360	464,624
PetIQ, Inc. (a) (b)	9,493	366,430
Privia Health Group, Inc. (a)	7,890	350,079
Progyny, Inc. (a)	22,620	1,334,580
R1 RCM, Inc. (a)	46,983	1,044,902
RadNet, Inc. (a)	16,412	552,920
Select Medical Holdings Corp.	40,593	1,715,460
Surgery Partners, Inc. (a)	11,767	783,918
Tenet Healthcare Corp. (a)	37,784	2,531,150
Tivity Health, Inc. (a)	17,194	452,374
Triple-S Management Corp. (a) (b)	9,765	217,467
U.S. Physical Therapy, Inc.	4,409	510,871

		33,609,030

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—1.4%
Accolade, Inc. (a) (b)	18,167	$986,650
Allscripts Healthcare Solutions, Inc. (a) (b)	50,540	935,495
American Well Corp. - Class A (a)	71,873	904,162
Computer Programs & Systems, Inc. (b)	5,856	194,595
Evolent Health, Inc. - Class A (a) (b)	29,029	613,092
Health Catalyst, Inc. (a) (b)	16,147	896,320
HealthStream, Inc. (a)	12,016	335,727
iCAD, Inc. (a)	8,918	154,371
Inovalon Holdings, Inc. - Class A (a)	27,124	924,386
Inspire Medical Systems, Inc. (a)	9,810	1,895,881
Multiplan Corp. (a)	145,373	1,383,951
NextGen Healthcare, Inc. (a) (b)	21,901	363,338
Omnicell, Inc. (a) (b)	15,797	2,392,456
OptimizeRx Corp. (a) (b)	5,787	358,215
Phreesia, Inc. (a)	13,570	831,841
Schrodinger, Inc. (a) (b)	16,079	1,215,733
Simulations Plus, Inc. (b)	5,451	299,314
Tabula Rasa HealthCare, Inc. (a) (b)	9,238	461,900
Vocera Communications, Inc. (a) (b)	13,407	534,269

		15,681,696

Hotels, Restaurants & Leisure—2.3%
Accel Entertainment, Inc. (a)	20,824	247,181
Bally’s Corp. (a)	11,742	635,360
BJ’s Restaurants, Inc. (a)	9,083	446,339
Bloomin’ Brands, Inc. (a) (b)	32,263	875,618
Brinker International, Inc. (a)	15,862	981,065
Century Casinos, Inc. (a)	10,495	140,948
Cheesecake Factory, Inc. (The) (a)	16,135	874,194
Chuy’s Holdings, Inc. (a) (b)	8,272	308,215
Cracker Barrel Old Country Store, Inc.	8,808	1,307,636
Dave & Buster’s Entertainment, Inc. (a)	14,842	602,585
Denny’s Corp. (a)	22,809	376,120
Dine Brands Global, Inc. (a)	5,429	484,538
El Pollo Loco Holdings, Inc. (a) (b)	7,566	138,382
Esc Diamond Resorts, Inc.	19,545	0
Everi Holdings, Inc. (a) (b)	31,005	773,265
Full House Resorts, Inc. (a)	12,675	125,989
GAN, Ltd. (a) (b)	14,570	239,531
Golden Entertainment, Inc. (a)	6,242	279,642
Golden Nugget Online Gaming, Inc. (a) (b)	14,609	186,411
Hilton Grand Vacations, Inc. (a)	31,278	1,294,596
International Game Technology plc (a) (b)	35,785	857,409
Jack in the Box, Inc.	8,144	907,567
Lindblad Expeditions Holdings, Inc. (a) (b)	11,584	185,460
Monarch Casino & Resort, Inc. (a)	5,265	348,385
NEOGAMES S.A. (a)	2,649	162,834
Noodles & Co. (a)	12,647	157,835
Papa John’s International, Inc.	12,145	1,268,424
RCI Hospitality Holdings, Inc. (b)	3,877	256,657
Red Robin Gourmet Burgers, Inc. (a) (b)	7,056	233,624
Red Rock Resorts, Inc. - Class A (a)	23,053	979,752
Rush Street Interactive, Inc. (a) (b)	21,900	268,494
Ruth’s Hospitality Group, Inc. (a) (b)	12,375	284,996
Scientific Games Corp. - Class A (a)	34,083	2,639,388
SeaWorld Entertainment, Inc. (a)	18,350	916,399

Hotels, Restaurants & Leisure—(Continued)
Shake Shack, Inc. - Class A (a) (b)	13,241	1,417,052
Texas Roadhouse, Inc.	24,515	2,358,343
Wingstop, Inc. (b)	10,750	1,694,522

		25,254,756

Household Durables—1.8%
Beazer Homes USA, Inc. (a)	10,935	210,936
Cavco Industries, Inc. (a)	3,353	745,003
Century Communities, Inc. (b)	10,341	688,090
Ethan Allen Interiors, Inc.	9,100	251,160
GoPro, Inc. - Class A (a) (b)	35,617	414,938
Green Brick Partners, Inc. (a)	10,016	227,764
Helen of Troy, Ltd. (a) (b)	9,002	2,053,536
Hooker Furniture Corp.	6,029	208,845
Hovnanian Enterprises, Inc. - Class A (a)	1,923	204,396
Installed Building Products, Inc.	8,305	1,016,200
iRobot Corp. (a) (b)	10,118	944,920
KB Home	31,812	1,295,385
La-Z-Boy, Inc.	16,250	601,900
LGI Homes, Inc. (a) (b)	8,266	1,338,596
Lovesac Co. (The) (a) (b)	4,517	360,411
M/I Homes, Inc. (a)	9,907	581,244
MDC Holdings, Inc.	19,668	995,201
Meritage Homes Corp. (a) (c)	13,032	1,226,050
Purple Innovation, Inc. (a)	18,144	479,183
Skyline Champion Corp. (a)	20,010	1,066,533
Sonos, Inc. (a)	44,440	1,565,621
Taylor Morrison Home Corp. (a)	46,748	1,235,082
TRI Pointe Group, Inc. (a)	42,080	901,774
Tupperware Brands Corp. (a) (b)	15,525	368,719
Turtle Beach Corp. (a)	6,636	211,821
Universal Electronics, Inc. (a)	6,028	292,358
Vuzix Corp. (a) (b)	21,399	392,672

		19,878,338

Household Products—0.3%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	15,148	731,648
Central Garden and Pet Co. (Voting Shares) (a)	4,446	235,327
Energizer Holdings, Inc.	24,514	1,053,612
WD-40 Co. (b)	4,703	1,205,332

		3,225,919

Independent Power and Renewable Electricity Producers—0.3%
Clearway Energy, Inc. - Class A	12,687	319,966
Clearway Energy, Inc. - Class C (b)	29,316	776,288
Ormat Technologies, Inc. (b)	16,278	1,131,809
Sunnova Energy International, Inc. (a) (b)	30,639	1,153,865

		3,381,928

Industrial Conglomerates—0.1%
Raven Industries, Inc.	12,675	733,249

Insurance—1.8%
Ambac Financial Group, Inc. (a)	16,935	265,202
American Equity Investment Life Holding Co.	30,554	987,505

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
American National Group, Inc.	2,725	$404,799
AMERISAFE, Inc.	6,927	413,473
Argo Group International Holdings, Ltd.	12,270	635,954
BRP Group, Inc. - Class A (a)	18,504	493,132
CNO Financial Group, Inc. (b)	46,930	1,108,487
eHealth, Inc. (a)	8,196	478,646
Employers Holdings, Inc.	10,200	436,560
Enstar Group, Ltd. (a)	4,912	1,173,575
Genworth Financial, Inc. - Class A (a)	182,371	711,247
Goosehead Insurance, Inc. - Class A	6,359	809,501
HCI Group, Inc. (b)	2,670	265,478
Horace Mann Educators Corp.	15,675	586,558
James River Group Holdings, Ltd.	13,003	487,873
Kinsale Capital Group, Inc.	7,912	1,303,660
MBIA, Inc. (a)	10,097	111,067
MetroMile, Inc. (a) (b)	17,625	161,269
National Western Life Group, Inc. - Class A	1,039	233,141
Palomar Holdings, Inc. (a) (b)	8,685	655,370
ProAssurance Corp.	19,097	434,457
RLI Corp.	14,386	1,504,632
Safety Insurance Group, Inc.	5,238	410,031
Selective Insurance Group, Inc.	20,833	1,690,598
Selectquote, Inc. (a)	48,366	931,529
Siriuspoint, Ltd. (a)	22,200	223,554
Stewart Information Services Corp.	10,993	623,193
Trupanion, Inc. (a) (b)	13,596	1,564,900
United Fire Group, Inc.	5,380	149,187
Universal Insurance Holdings, Inc.	10,579	146,836
Watford Holdings, Ltd. (a)	7,177	251,123

		19,652,537

Interactive Media & Services—0.5%
Cargurus, Inc. (a)	33,031	866,403
Cars.com, Inc. (a)	24,951	357,548
Eventbrite, Inc. - Class A (a)	24,116	458,204
EverQuote, Inc. - Class A (a) (b)	6,305	206,047
fuboTV, Inc. (a) (b)	47,744	1,533,060
MediaAlpha, Inc. -Class A (a) (b)	7,846	330,317
QuinStreet, Inc. (a)	18,173	337,654
TrueCar, Inc. (a)	19,944	112,684
Yelp, Inc. (a)	26,725	1,067,931

		5,269,848

Internet & Direct Marketing Retail—0.9%
1-800-Flowers.com, Inc. - Class A (a) (b)	10,044	320,102
CarParts.com, Inc. (a) (b)	17,346	353,164
Groupon, Inc. (a)	9,992	431,255
Lands’ End, Inc. (a) (b)	4,859	199,462
Liquidity Services, Inc. (a)	10,346	263,306
Magnite, Inc. (a) (b)	37,060	1,254,110
Overstock.com, Inc. (a)	15,298	1,410,476
PetMed Express, Inc. (b)	9,436	300,537
Quotient Technology, Inc. (a)	22,380	241,928
RealReal, Inc. (The) (a) (b)	28,281	558,832
Revolve Group, Inc. (a)	13,297	916,163
Shutterstock, Inc. (b)	7,975	782,906

Internet & Direct Marketing Retail—(Continued)
Stamps.com, Inc. (a)	6,435	1,288,866
Stitch Fix, Inc. - Class A (a) (b)	20,692	1,247,728

		9,568,835

IT Services—1.5%
BigCommerce Holdings, Inc. (a)	16,688	1,083,385
BM Technologies, Inc. (a)	2,086	25,950
Brightcove, Inc. (a)	15,343	220,172
Cantaloupe, Inc. (a) (b)	21,127	250,566
Cass Information Systems, Inc. (b)	5,703	232,397
Conduent, Inc. (a)	47,553	356,647
CSG Systems International, Inc.	12,844	605,980
DigitalOcean Holdings, Inc. (a) (b)	5,427	301,687
EVERTEC, Inc.	22,878	998,625
Evo Payments, Inc. - Class A (a) (b)	17,582	487,725
ExlService Holdings, Inc. (a)	12,072	1,282,771
GreenSky, Inc. - Class A (a) (b)	7,034	39,039
Grid Dynamics Holdings, Inc. (a)	11,178	168,005
Hackett Group, Inc. (The)	9,515	171,460
I3 Verticals, Inc. - Class A (a) (b)	7,082	214,018
International Money Express, Inc. (a)	11,455	170,107
Limelight Networks, Inc. (a)	12,417	39,114
LiveRamp Holdings, Inc. (a)	22,504	1,054,312
Marathon Digital Holdings, Inc. (a) (b)	34,158	1,071,536
MAXIMUS, Inc.	22,321	1,963,578
MoneyGram International, Inc. (a)	27,211	274,287
Paya Holdings, Inc. (a) (b)	33,025	363,935
Perficient, Inc. (a)	11,780	947,348
Rackspace Technology, Inc. (a) (b)	19,337	379,199
Repay Holdings Corp. (a) (b)	25,704	617,924
Sykes Enterprises, Inc. (a)	13,433	721,352
TTEC Holdings, Inc.	6,343	653,900
Tucows, Inc. - Class A (a) (b)	2,880	231,322
Unisys Corp. (a)	23,162	586,230
Verra Mobility Corp. (a) (b)	42,495	653,148

		16,165,719

Leisure Products—0.6%
Acushnet Holdings Corp.	12,344	609,794
American Outdoor Brands, Inc. (a)	5,891	207,010
Callaway Golf Co.	41,189	1,389,305
Clarus Corp.	9,026	231,968
Genius Brands International, Inc. (a) (b)	121,630	223,799
Johnson Outdoors, Inc. - Class A	1,720	208,120
Latham Group, Inc. (a)	9,595	306,656
Malibu Boats, Inc. - Class A (a)	7,415	543,742
MasterCraft Boat Holdings, Inc. (a)	5,356	140,809
Nautilus, Inc. (a) (b)	11,250	189,563
Smith & Wesson Brands, Inc.	17,075	592,502
Sturm Ruger & Co., Inc.	6,188	556,796
Vista Outdoor, Inc. (a)	22,257	1,030,054

		6,230,118

Life Sciences Tools & Services—1.1%
Berkeley Lights, Inc. (a)	17,360	777,902

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Bionano Genomics, Inc. (a)	102,254	$749,522
ChromaDex Corp. (a) (b)	18,900	186,354
Codexis, Inc. (a) (b)	24,613	557,731
Fluidigm Corp. (a) (b)	29,901	184,190
Inotiv, Inc. (a)	5,305	141,537
Luminex Corp. (b)	18,901	695,557
Medpace Holdings, Inc. (a)	10,325	1,823,705
NanoString Technologies, Inc. (a) (b)	17,055	1,104,993
NeoGenomics, Inc. (a) (b)	40,818	1,843,749
Pacific Biosciences of California, Inc. (a)	69,267	2,422,267
Personalis, Inc. (a)	13,385	338,640
Quanterix Corp. (a)	11,230	658,752
Seer, Inc. (a) (b)	6,376	209,005

		11,693,904

Machinery—3.9%
AgEagle Aerial Systems, Inc. (a) (b)	31,755	167,349
Alamo Group, Inc. (b)	3,584	547,205
Albany International Corp. - Class A	10,575	943,924
Altra Industrial Motion Corp.	22,753	1,479,400
Astec Industries, Inc.	8,361	526,241
Barnes Group, Inc.	18,463	946,229
Blue Bird Corp. (a) (b)	6,865	170,664
Chart Industries, Inc. (a) (b)	13,069	1,912,256
CIRCOR International, Inc. (a)	8,858	288,771
Columbus McKinnon Corp.	10,074	485,970
Commercial Vehicle Group, Inc. (a) (b)	12,473	132,588
Desktop Metal, Inc. (a) (b)	32,850	377,775
Douglas Dynamics, Inc.	9,877	401,895
Energy Recovery, Inc. (a)	15,479	352,612
Enerpac Tool Group Corp.	20,140	536,127
EnPro Industries, Inc.	7,831	760,782
ESCO Technologies, Inc.	9,901	928,813
Evoqua Water Technologies Corp. (a)	42,970	1,451,527
ExOne Co. (The) (a) (b)	5,260	113,826
Federal Signal Corp.	23,387	940,859
Franklin Electric Co., Inc.	17,134	1,381,343
Gorman-Rupp Co. (The)	7,300	251,412
Greenbrier Cos., Inc. (The) (b)	12,152	529,584
Helios Technologies, Inc. (b)	12,428	970,005
Hillenbrand, Inc.	26,804	1,181,520
Hydrofarm Holdings Group, Inc. (a)	4,378	258,784
Hyliion Holdings Corp. (a) (b)	44,983	524,052
Hyster-Yale Materials Handling, Inc.	3,777	275,645
John Bean Technologies Corp.	10,810	1,541,722
Kadant, Inc.	4,373	770,042
Kennametal, Inc. (b)	30,731	1,103,858
Lindsay Corp.	3,909	646,080
Luxfer Holdings plc	10,353	230,354
Lydall, Inc. (a)	6,860	415,167
Manitowoc Co., Inc. (The) (a)	13,690	335,405
Meritor, Inc. (a)	24,781	580,371
Miller Industries, Inc. (b)	5,680	224,019
Mueller Industries, Inc.	21,750	941,992
Mueller Water Products, Inc. - Class A	49,642	715,838
Navistar International Corp. (a)	18,623	828,724

Machinery—(Continued)
Nikola Corp. (a) (b)	73,139	1,320,890
Omega Flex, Inc. (b)	1,378	202,166
Proto Labs, Inc. (a) (b)	10,365	951,507
RBC Bearings, Inc. (a)	8,648	1,724,584
REV Group, Inc.	10,851	170,252
Rexnord Corp.	42,619	2,132,655
Shyft Group, Inc. (The)	12,528	468,672
SPX Corp. (a)	15,612	953,581
SPX FLOW, Inc.	15,990	1,043,188
Standex International Corp.	4,471	424,343
Tennant Co.	6,868	548,410
Terex Corp.	25,549	1,216,643
Titan International, Inc. (a)	19,291	163,588
TriMas Corp. (a)	15,686	475,756
Trinity Industries, Inc.	31,082	835,795
Wabash National Corp. (b)	18,960	303,360
Watts Water Technologies, Inc. - Class A	10,176	1,484,780
Welbilt, Inc. (a)	43,878	1,015,776

		42,606,676

Marine—0.1%
Costamare, Inc.	10,419	123,048
Eagle Bulk Shipping, Inc. (a)	3,177	150,336
Genco Shipping & Trading, Ltd.	11,979	226,164
Matson, Inc.	15,729	1,006,656

		1,506,204

Media—1.0%
Advantage Solutions, Inc. (a)	30,743	331,717
AMC Networks, Inc. - Class A (a) (b)	10,133	676,884
Boston Omaha Corp. - Class A (a) (b)	5,973	189,404
Cardlytics, Inc. (a)	11,016	1,398,261
Clear Channel Outdoor Holdings, Inc. (a)	132,416	349,578
Daily Journal Corp. (a)	598	202,423
Entercom Communications Corp. (a) (b)	18,718	80,675
Entravision Communications Corp. - Class A	22,980	153,506
EW Scripps Co. (The) - Class A (b)	20,805	424,214
Gannett Co., Inc. (a) (b)	51,689	283,773
Gray Television, Inc.	27,389	640,903
iHeartMedia, Inc. - Class A (a) (b)	39,947	1,075,773
John Wiley & Sons, Inc. - Class A	15,436	928,938
Loral Space & Communications, Inc. (b)	5,120	198,912
MDC Partners, Inc. - Class A (a)	24,232	141,757
Meredith Corp. (a) (b)	16,259	706,291
MSG Networks, Inc. - Class A (a) (b)	9,674	141,047
Scholastic Corp.	11,408	432,249
Sinclair Broadcast Group, Inc. - Class A (b)	15,766	523,746
TechTarget, Inc. (a) (b)	9,094	704,694
TEGNA, Inc.	80,585	1,511,775
WideOpenWest, Inc. (a)	19,034	394,194

		11,490,714

Metals & Mining—1.2%
Allegheny Technologies, Inc. (a) (b)	45,517	949,029
Arconic Corp. (a) (b)	39,341	1,401,326

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Carpenter Technology Corp. (b)	18,072	$726,856
Century Aluminum Co. (a)	19,252	248,158
Coeur Mining, Inc. (a) (b)	77,048	684,186
Commercial Metals Co.	43,966	1,350,636
Compass Minerals International, Inc. (b)	13,176	780,810
Constellium SE (a)	44,037	834,501
Ferroglobe Representation & Warranty Insurance Trust (d) (e)	31,634	0
Gatos Silver, Inc. (a) (b)	11,656	203,863
Haynes International, Inc.	5,537	195,899
Hecla Mining Co.	189,365	1,408,876
Kaiser Aluminum Corp.	6,012	742,422
Materion Corp.	7,321	551,637
MP Materials Corp. (a) (b)	26,988	994,778
Novagold Resources, Inc. (a)	85,433	684,318
Schnitzer Steel Industries, Inc. - Class A	10,351	507,717
SunCoke Energy, Inc.	32,883	234,785
TimkenSteel Corp. (a) (b)	9,564	135,331
Warrior Met Coal, Inc.	17,236	296,459
Worthington Industries, Inc.	12,940	791,669

		13,723,256

Mortgage Real Estate Investment Trusts—1.1%
Apollo Commercial Real Estate Finance, Inc. (b)	46,637	743,860
Arbor Realty Trust, Inc.	45,653	813,537
Ares Commercial Real Estate Corp.	13,470	197,874
ARMOUR Residential REIT, Inc.	15,697	179,260
Blackstone Mortgage Trust, Inc. - Class A (b)	51,818	1,652,476
BrightSpire Capital, Inc. (b)	22,730	213,662
Broadmark Realty Capital, Inc. (b)	46,626	493,769
Capstead Mortgage Corp.	35,885	220,334
Chimera Investment Corp. (b)	82,136	1,236,968
Dynex Capital, Inc.	9,188	171,448
Ellington Financial, Inc.	15,211	291,291
Granite Point Mortgage Trust, Inc.	14,868	219,303
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	27,554	1,547,157
Invesco Mortgage Capital, Inc. (b)	64,309	250,805
KKR Real Estate Finance Trust, Inc. (b)	12,092	261,550
Ladder Capital Corp.	41,270	476,256
MFA Financial, Inc.	149,449	685,971
New York Mortgage Trust, Inc.	119,833	535,654
Orchid Island Capital, Inc. (b)	14,548	75,504
PennyMac Mortgage Investment Trust	37,116	781,663
Ready Capital Corp.	16,421	260,601
Redwood Trust, Inc.	34,417	415,413
TPG RE Finance Trust, Inc.	22,167	298,146
Two Harbors Investment Corp. (b)	89,569	677,142

		12,699,644

Multi-Utilities—0.4%
Avista Corp.	23,487	1,002,190
Black Hills Corp. (b)	22,391	1,469,522
NorthWestern Corp.	18,082	1,088,898
Unitil Corp. (b)	5,823	308,444

		3,869,054

Multiline Retail—0.3%
Big Lots, Inc.	12,436	820,901
Dillard’s, Inc. - Class A (b)	2,349	424,887
Franchise Group, Inc. (b)	9,045	319,017
Macy’s, Inc. (a) (b)	108,748	2,061,862

		3,626,667

Oil, Gas & Consumable Fuels—3.2%
Alto Ingredients, Inc. (a)	27,235	166,406
Antero Resources Corp. (a) (b)	101,800	1,530,054
Arch Resources, Inc. (a)	5,183	295,327
Berry Corp.	25,579	171,891
Bonanza Creek Energy, Inc.	11,140	524,360
Brigham Minerals, Inc. - Class A (b)	15,907	338,660
California Resources Corp. (a)	30,989	934,009
Callon Petroleum Co. (a)	14,286	824,159
Centennial Resource Development, Inc. - Class A (a)	65,595	444,734
Chesapeake Energy Corp.	35,680	1,852,506
Clean Energy Fuels Corp. (a) (b)	45,874	465,621
CNX Resources Corp. (a)	84,315	1,151,743
Comstock Resources, Inc. (a)	34,163	227,867
CONSOL Energy, Inc. (a) (b)	12,747	235,437
Contango Oil & Gas Co. (a) (b)	46,174	199,472
CVR Energy, Inc. (b)	13,526	242,927
Delek U.S. Holdings, Inc. (b)	23,703	512,459
Denbury, Inc. (a)	18,340	1,408,145
DHT Holdings, Inc.	52,992	343,918
Diamond S Shipping, Inc. (a)	12,193	121,442
Dorian LPG, Ltd. (a)	11,418	161,222
Energy Fuels, Inc. (a) (b)	51,929	314,170
Equitrans Midstream Corp.	145,702	1,239,924
Extraction Oil & Gas, Inc. (a)	6,280	344,835
Frontline, Ltd.	31,768	285,912
Gevo, Inc. (a)	70,400	511,808
Golar LNG, Ltd. (a)	38,995	516,684
Green Plains, Inc. (a) (b)	15,498	521,043
International Seaways, Inc. (b)	9,809	188,137
Kosmos Energy, Ltd. (a)	122,950	425,407
Laredo Petroleum, Inc. (a)	4,581	425,071
Magnolia Oil & Gas Corp. - Class A (a) (b)	49,911	780,109
Matador Resources Co. (b)	41,882	1,508,171
Murphy Oil Corp.	52,186	1,214,890
Nordic American Tankers, Ltd. (b)	24,167	79,268
Northern Oil and Gas, Inc.	17,498	363,434
Oasis Petroleum, Inc. (b)	7,543	758,449
Ovintiv, Inc.	92,871	2,922,650
Par Pacific holdings, Inc. (a)	16,282	273,863
PBF Energy, Inc. - Class A (a) (b)	33,227	508,373
PDC Energy, Inc. (b)	35,287	1,615,792
Peabody Energy Corp. (a)	25,895	205,347
Penn Virginia Corp. (a)	5,939	140,220
Range Resources Corp. (a) (b)	81,520	1,366,275
Renewable Energy Group, Inc. (a) (b)	16,063	1,001,367
REX American Resources Corp. (a)	1,752	157,995
Riley Exploration Permian, Inc. (b)	3,944	114,297
Scorpio Tankers, Inc.	17,746	391,299
SFL Corp., Ltd.	22,020	168,453

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
SM Energy Co. (b)	43,802	$1,078,843
Southwestern Energy Co. (a)	241,314	1,368,250
Talos Energy, Inc. (a) (b)	13,717	214,534
Teekay Tankers, Ltd. - Class A (a)	9,259	133,515
Tellurian, Inc. (a) (b)	114,765	533,657
Uranium Energy Corp. (a) (b)	79,829	212,345
W&T Offshore, Inc. (a)	14,893	72,231
Whiting Petroleum Corp. (a)	14,127	770,628
World Fuel Services Corp.	24,360	772,943

		35,652,548

Paper & Forest Products—0.2%
Clearwater Paper Corp. (a)	7,836	227,009
Domtar Corp. (a)	17,900	983,784
Glatfelter Corp.	14,914	208,349
Neenah, Inc.	5,481	274,982
Schweitzer-Mauduit International, Inc.	11,101	448,258
Verso Corp. - Class A	12,152	215,090

		2,357,472

Personal Products—0.5%
Beauty Health Co. (The) (a) (b)	18,859	316,831
BellRing Brands, Inc. - Class A (a)	15,504	485,895
Edgewell Personal Care Co.	21,293	934,763
elf Beauty, Inc. (a) (b)	17,235	467,758
Honest Co. Inc. (The) (a) (b)	11,578	187,448
Inter Parfums, Inc.	6,560	472,320
Medifast, Inc.	4,314	1,220,776
Nu Skin Enterprises, Inc. - Class A	17,901	1,014,092
USANA Health Sciences, Inc. (a) (b)	4,527	463,700
Veru, Inc. (a)	24,870	200,701

		5,764,284

Pharmaceuticals—1.6%
Aclaris Therapeutics, Inc. (a)	16,582	291,180
Aerie Pharmaceuticals, Inc. (a) (b)	15,265	244,393
Amneal Pharmaceuticals, Inc. (a)	40,405	206,874
Amphastar Pharmaceuticals, Inc. (a) (b)	11,803	237,948
Ampio Pharmaceuticals, Inc. (a)	79,253	132,352
Arvinas, Inc. (a)	15,682	1,207,514
Atea Pharmaceuticals, Inc. (a) (b)	24,648	529,439
Athira Pharma, Inc. (a)	15,352	157,204
Axsome Therapeutics, Inc. (a) (b)	10,909	735,921
BioDelivery Sciences International, Inc. (a)	8,451	30,255
Cara Therapeutics, Inc. (a)	18,209	259,842
Cassava Sciences, Inc. (a) (b)	13,762	1,175,825
Citius Pharmaceuticals, Inc. (a) (b)	51,144	177,981
Collegium Pharmaceutical, Inc. (a) (b)	14,032	331,716
Corcept Therapeutics, Inc. (a)	39,384	866,448
Durect Corp. (a) (b)	24,530	39,984
Endo International plc (a) (b)	85,284	399,129
Evolus, Inc. (a)	12,941	163,704
Harmony Biosciences Holdings, Inc. (a)	9,337	263,583
Innoviva, Inc. (a) (b)	25,618	343,537
Intra-Cellular Therapies, Inc. (a)	26,466	1,080,342
KemPharm, Inc. (a)	11,600	148,712

Pharmaceuticals—(Continued)
Marinus Pharmaceuticals, Inc. (a) (b)	12,435	223,084
Mind Medicine MindMed, Inc. (a)	125,919	434,421
NGM Biopharmaceuticals, Inc. (a)	11,665	230,034
Nuvation Bio, Inc. (a) (b)	16,994	158,214
Ocular Therapeutix, Inc. (a) (b)	28,139	399,011
Omeros Corp. (a) (b)	23,159	343,680
Oramed Pharmaceuticals, Inc. (a) (b)	10,953	146,551
Pacira BioSciences, Inc. (a) (b)	16,756	1,016,754
Phathom Pharmaceuticals, Inc. (a)	7,762	262,744
Phibro Animal Health Corp. - Class A (b)	9,993	288,598
Pliant Therapeutics, Inc. (a) (b)	9,508	276,873
Prestige Consumer Healthcare, Inc. (a)	19,271	1,004,019
Provention Bio, Inc. (a) (b)	8,099	68,275
Reata Pharmaceuticals, Inc. - Class A (a)	9,837	1,392,231
Relmada Therapeutics, Inc. (a)	6,754	216,196
Revance Therapeutics, Inc. (a)	25,433	753,834
Supernus Pharmaceuticals, Inc. (a) (b)	17,997	554,128
TherapeuticsMD, Inc. (a) (b)	50,194	59,731
Theravance Biopharma, Inc. (a) (b)	18,524	268,968
Zogenix, Inc. (a)	24,868	429,719

		17,550,948

Professional Services—1.5%
ASGN, Inc. (a)	18,817	1,823,932
Barrett Business Services, Inc.	3,358	243,824
CBIZ, Inc. (a)	18,362	601,723
CRA International, Inc.	2,895	247,812
Exponent, Inc.	18,762	1,673,758
Forrester Research, Inc. (a)	4,738	217,000
Franklin Covey Co. (a) (b)	5,658	183,036
Heidrick & Struggles International, Inc.	7,497	333,991
Huron Consulting Group, Inc. (a)	8,533	419,397
ICF International, Inc.	6,725	590,859
Insperity, Inc. (b)	13,327	1,204,361
KBR, Inc.	50,232	1,916,351
Kelly Services, Inc. - Class A (a)	13,358	320,191
Kforce, Inc.	7,178	451,712
Korn Ferry	19,720	1,430,686
ManTech International Corp. - Class A	10,431	902,699
Resources Connection, Inc.	4,307	61,849
TriNet Group, Inc. (a)	15,230	1,103,870
TrueBlue, Inc. (a)	13,895	390,588
Upwork, Inc. (a)	41,273	2,405,803
Willdan Group, Inc. (a) (b)	4,570	172,015

		16,695,457

Real Estate Management & Development—0.7%
Cushman & Wakefield plc (a)	42,194	737,129
eXp World Holdings, Inc. (a) (b)	22,252	862,710
Forestar Group, Inc. (a)	6,983	146,015
FRP Holdings, Inc. (a) (b)	2,993	166,650
Kennedy-Wilson Holdings, Inc.	39,702	788,879
Marcus & Millichap, Inc. (a)	8,728	339,257
Newmark Group, Inc. - Class A	46,754	561,516
Rafael Holdings, Inc. - Class B (a)	4,127	210,683
RE/MAX Holdings, Inc. - Class A	8,877	295,870

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Realogy Holdings Corp. (a) (b)	41,433	$754,909
Redfin Corp. (a) (b)	35,715	2,264,688
RMR Group, Inc. (The) - Class A (b)	7,008	270,789
St. Joe Co. (The)	13,663	609,507

		8,008,602

Road & Rail—0.5%
ArcBest Corp.	10,451	608,144
Avis Budget Group, Inc. (a)	18,195	1,417,208
Heartland Express, Inc.	11,939	204,515
HyreCar, Inc. (a)	6,523	136,461
Marten Transport, Ltd.	15,456	254,869
Saia, Inc. (a)	9,632	2,017,808
Werner Enterprises, Inc.	22,303	992,930
Yellow Corp. (a)	19,682	128,130

		5,760,065

Semiconductors & Semiconductor Equipment—2.7%
Alpha & Omega Semiconductor, Ltd. (a)	9,268	281,655
Ambarella, Inc. (a)	12,756	1,360,172
Amkor Technology, Inc.	37,871	896,407
Atomera, Inc. (a) (b)	7,526	161,357
Axcelis Technologies, Inc. (a)	13,934	563,212
AXT, Inc. (a) (b)	14,728	161,713
Ceva, Inc. (a)	8,407	397,651
CMC Materials, Inc.	10,666	1,607,793
Cohu, Inc. (a)	17,431	641,286
Diodes, Inc. (a)	15,475	1,234,441
DSP Group, Inc. (a)	8,441	124,927
FormFactor, Inc. (a) (c)	28,184	1,027,589
Ichor Holdings, Ltd. (a)	10,143	545,693
Impinj, Inc. (a) (b)	7,512	387,544
Kopin Corp. (a)	28,229	230,913
Kulicke & Soffa Industries, Inc. (b)	21,724	1,329,509
Lattice Semiconductor Corp. (a)	48,011	2,697,258
MACOM Technology Solutions Holdings, Inc. (a)	16,748	1,073,212
MaxLinear, Inc. (a)	25,947	1,102,488
NeoPhotonics Corp. (a)	18,466	188,538
NVE Corp.	2,070	153,284
Onto Innovation, Inc. (a)	18,193	1,328,817
PDF Solutions, Inc. (a)	11,347	206,288
Photronics, Inc. (a)	15,075	199,141
Power Integrations, Inc.	21,516	1,765,603
Rambus, Inc. (a)	37,951	899,818
Semtech Corp. (a)	23,846	1,640,605
Silicon Laboratories, Inc. (a)	15,474	2,371,390
SiTime Corp. (a)	4,878	617,506
SMART Global Holdings, Inc. (a)	6,037	287,844
SunPower Corp. (a) (b)	31,453	919,057
Synaptics, Inc. (a) (b)	12,873	2,002,781
Ultra Clean Holdings, Inc. (a)	14,573	782,862
Veeco Instruments, Inc. (a) (b)	18,456	443,682

		29,632,036

Software—5.8%
2U, Inc. (a)	25,600	1,066,752
8x8, Inc. (a)	38,837	1,078,115

Software—(Continued)
A10 Networks, Inc. (a)	12,309	138,599
ACI Worldwide, Inc. (a)	41,015	1,523,297
Agilysys, Inc. (a)	7,295	414,867
Alarm.com Holdings, Inc. (a)	17,506	1,482,758
Altair Engineering, Inc. - Class A (a)	16,660	1,149,040
American Software, Inc. - Class A (b)	11,730	257,591
Appfolio, Inc. - Class A (a) (b)	6,290	888,148
Appian Corp. (a) (b)	13,931	1,918,995
Asana, Inc. - Class A (a)	26,821	1,663,707
Avaya Holdings Corp. (a) (b)	31,365	843,719
Benefitfocus, Inc. (a)	9,309	131,257
Blackbaud, Inc. (a) (b)	17,072	1,307,203
Blackline, Inc. (a) (b)	19,146	2,130,375
Bottomline Technologies de, Inc. (a)	15,184	563,023
Box, Inc. - Class A (a) (b)	52,260	1,335,243
BTRS Holdings, Inc. (a) (b)	19,866	250,709
Cerence, Inc. (a) (b)	13,849	1,477,827
ChannelAdvisor Corp. (a)	10,981	269,144
Cleanspark, Inc. (a) (b)	14,178	235,922
Cloudera, Inc. (a)	82,116	1,302,360
CommVault Systems, Inc. (a)	14,528	1,135,654
Cornerstone OnDemand, Inc. (a)	22,151	1,142,549
Digimarc Corp. (a) (b)	5,494	184,049
Digital Turbine, Inc. (a)	29,897	2,273,069
Domo, Inc. - Class B (a)	9,814	793,266
E2open Parent Holdings, Inc. (a)	18,321	209,226
Ebix, Inc. (b)	10,806	366,323
Envestnet, Inc. (a) (b)	19,230	1,458,788
Ideanomics, Inc. (a) (b)	146,463	415,955
InterDigital, Inc.	11,448	836,047
j2 Global, Inc. (a)	15,359	2,112,630
JFrog, Ltd. (a)	19,085	868,749
LivePerson, Inc. (a) (b)	23,500	1,486,140
MicroStrategy, Inc. - Class A (a) (b)	2,786	1,851,297
Mimecast, Ltd. (a)	20,541	1,089,700
Mitek Systems, Inc. (a)	15,147	291,731
Model N, Inc. (a) (b)	11,531	395,167
Momentive Global, Inc. (a) (b)	45,741	963,763
OneSpan, Inc. (a)	13,014	332,378
PagerDuty, Inc. (a)	28,642	1,219,576
Ping Identity Holding Corp. (a)	15,656	358,522
Progress Software Corp.	14,833	686,026
PROS Holdings, Inc. (a)	15,247	694,806
Q2 Holdings, Inc. (a)	18,911	1,939,890
QAD, Inc. - Class A	4,798	417,522
Qualys, Inc. (a) (b)	11,953	1,203,548
Rapid7, Inc. (a) (b)	19,454	1,840,932
Riot Blockchain, Inc. (a) (b)	29,956	1,128,443
SailPoint Technologies Holding, Inc. (a) (b)	31,710	1,619,430
Sapiens International Corp. NV	11,177	293,620
ShotSpotter, Inc. (a)	3,138	153,040
Sprout Social, Inc. - Class A (a)	15,663	1,400,585
SPS Commerce, Inc. (a)	13,031	1,301,145
Sumo Logic, Inc. (a)	30,840	636,846
Telos Corp. (a)	7,547	256,673
Tenable Holdings, Inc. (a)	32,177	1,330,519
Upland Software, Inc. (a)	10,139	417,423

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Varonis Systems, Inc. (a)	37,491	$2,160,231
Verint Systems, Inc. (a)	22,599	1,018,537
Veritone, Inc. (a) (b)	10,577	208,473
Workiva, Inc. (a) (b)	15,372	1,711,365
Xperi Holding Corp.	35,163	782,025
Yext, Inc. (a) (b)	37,994	542,934
Zix Corp. (a)	4,951	34,905
Zuora, Inc. - Class A (a)	37,412	645,357

		63,637,505

Specialty Retail—2.7%
Aaron’s, Inc. (The)	13,892	444,405
Abercrombie & Fitch Co. - Class A (a)	23,273	1,080,565
Academy Sports & Outdoors, Inc. (a)	22,848	942,252
America’s Car-Mart, Inc. (a)	2,086	295,628
American Eagle Outfitters, Inc. (b)	53,012	1,989,540
Asbury Automotive Group, Inc. (a) (b)	7,025	1,203,874
At Home Group, Inc. (a)	23,488	865,298
Barnes & Noble Education, Inc. (a) (b)	14,867	107,191
Bed Bath & Beyond, Inc. (a)	39,129	1,302,604
Big 5 Sporting Goods Corp.	7,812	200,612
Blink Charging Co. (a) (b)	13,174	542,374
Boot Barn Holdings, Inc. (a)	10,735	902,277
Buckle, Inc. (The)	11,227	558,543
Caleres, Inc.	13,428	366,450
Camping World Holdings, Inc. - Class A (b)	15,369	629,975
Cato Corp. (The) - Class A	7,694	129,798
Chico’s FAS, Inc. (a)	28,399	186,865
Children’s Place, Inc. (The) (a)	5,422	504,571
Citi Trends, Inc. (a)	3,442	299,454
Conn’s, Inc. (a)	6,760	172,380
Container Store Group, Inc. (The) (a) (b)	3,156	41,154
Designer Brands, Inc. - Class A (a)	21,909	362,594
Genesco, Inc. (a) (b)	6,357	404,814
Group 1 Automotive, Inc. (b)	6,253	965,651
GrowGeneration Corp. (a) (b)	19,559	940,788
Guess?, Inc. (b)	15,106	398,798
Haverty Furniture Cos., Inc. (b)	6,403	273,792
Hibbett Sports, Inc. (a)	6,677	598,460
Lumber Liquidators Holdings, Inc. (a)	11,017	232,459
MarineMax, Inc. (a) (b)	8,159	397,670
Monro, Inc.	12,639	802,703
Murphy USA, Inc.	9,410	1,255,012
National Vision Holdings, Inc. (a) (b)	29,450	1,505,779
ODP Corp. (The) (a)	17,225	826,972
OneWater Marine, Inc. - Class A (b)	3,644	153,157
Party City Holdco, Inc. (a)	40,207	375,131
Rent-A-Center, Inc.	23,490	1,246,614
Sally Beauty Holdings, Inc. (a) (b)	43,160	952,541
Shift Technologies, Inc. (a) (b)	26,865	230,502
Shoe Carnival, Inc.	4,114	294,521
Signet Jewelers, Ltd. (a)	18,324	1,480,396
Sleep Number Corp. (a)	8,551	940,183
Sonic Automotive, Inc. - Class A (b)	8,689	388,746
Sportsman’s Warehouse Holdings, Inc. (a)	16,465	292,583
Tilly’s, Inc. - Class A	8,768	140,113

Specialty Retail—(Continued)
TravelCenters of America, Inc. (a)	4,817	140,849
Urban Outfitters, Inc. (a) (b)	26,290	1,083,674
Winmark Corp.	1,140	218,971
Zumiez, Inc. (a)	9,084	445,025

		30,114,308

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	42,023	1,679,659
Avid Technology, Inc. (a)	12,231	478,844
Corsair Gaming, Inc. (a) (b)	9,907	329,804
Diebold Nixdorf, Inc. (a) (b)	26,638	342,032
Eastman Kodak Co. (a) (b)	17,157	142,746
Super Micro Computer, Inc. (a)	16,120	567,102

		3,540,187

Textiles, Apparel & Luxury Goods—0.7%
Crocs, Inc. (a) (c)	22,896	2,667,842
Fossil Group, Inc. (a)	17,528	250,300
G-III Apparel Group, Ltd. (a) (b)	15,756	517,742
Kontoor Brands, Inc.	18,511	1,044,205
Movado Group, Inc.	6,616	208,205
Oxford Industries, Inc.	6,143	607,174
PLBY Group, Inc. (a) (b)	4,928	191,650
Rocky Brands, Inc.	2,801	155,736
Steven Madden, Ltd.	28,518	1,247,948
Wolverine World Wide, Inc.	28,133	946,394

		7,837,196

Thrifts & Mortgage Finance—1.4%
Axos Financial, Inc. (a)	20,959	972,288
Bridgewater Bancshares, Inc. (a)	8,285	133,803
Capitol Federal Financial, Inc. (b)	40,261	474,274
Columbia Financial, Inc. (a)	10,745	185,029
Essent Group, Ltd.	38,560	1,733,272
Federal Agricultural Mortgage Corp. - Class C	3,118	308,370
Flagstar Bancorp, Inc.	19,544	826,125
Hingham Institution for Savings (The)	716	207,998
HomeStreet, Inc.	9,191	374,441
Kearny Financial Corp.	23,625	282,319
Merchants Bancorp	3,978	156,097
Meridian Bancorp, Inc.	16,193	331,309
Meta Financial Group, Inc.	11,990	607,054
Mr Cooper Group, Inc. (a)	25,444	841,179
NMI Holdings, Inc. - Class A (a)	30,237	679,728
Northfield Bancorp, Inc.	11,977	196,423
Northwest Bancshares, Inc. (b)	44,204	602,942
PennyMac Financial Services, Inc.	12,684	782,856
Premier Financial Corp.	11,932	338,988
Provident Financial Services, Inc. (b)	27,348	625,996
Radian Group, Inc.	67,987	1,512,711
Southern Missouri Bancorp, Inc. (b)	3,031	136,274
TrustCo Bank Corp.	7,756	266,651
Walker & Dunlop, Inc.	10,298	1,074,905
Washington Federal, Inc.	25,583	813,028
Waterstone Financial, Inc.	8,351	164,181
WSFS Financial Corp.	17,950	836,290

		15,464,531

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Tobacco—0.2%
22nd Century Group, Inc. (a) (b)	57,845	$267,822
Turning Point Brands, Inc. (b)	5,617	257,090
Universal Corp.	9,114	519,225
Vector Group, Ltd. (b)	44,223	625,313

		1,669,450

Trading Companies & Distributors—1.2%
Applied Industrial Technologies, Inc.	14,248	1,297,423
Beacon Roofing Supply, Inc. (a)	20,732	1,103,979
BlueLinx Holdings, Inc. (a)	3,473	174,622
Boise Cascade Co.	14,890	868,832
CAI International, Inc.	5,971	334,376
DXP Enterprises, Inc. (a)	6,978	232,367
GATX Corp. (b)	12,503	1,106,140
Global Industrial Co. (b)	5,954	218,571
GMS, Inc. (a)	14,713	708,284
H&E Equipment Services, Inc. (b)	12,134	403,698
Herc Holdings, Inc. (a) (b)	9,314	1,043,820
McGrath RentCorp	9,074	740,166
MRC Global, Inc. (a)	19,224	180,706
NOW, Inc. (a)	35,404	335,984
Rush Enterprises, Inc. - Class A	15,506	670,480
Textainer Group Holdings, Ltd. (a)	17,885	603,977
Titan Machinery, Inc. (a)	8,226	254,512
Transcat, Inc. (a) (b)	2,858	161,506
Triton International, Ltd.	22,889	1,198,010
Veritiv Corp. (a)	5,493	337,380
WESCO International, Inc. (a)	15,835	1,628,155

		13,602,988

Transportation Infrastructure—0.1%
Macquarie Infrastructure Corp. (a)	26,399	1,010,290

Water Utilities—0.3%
American States Water Co.	13,137	1,045,180
California Water Service Group	18,959	1,052,983
Middlesex Water Co.	5,991	489,644
SJW Group (b)	9,760	617,808
York Water Co. (The) (b)	5,110	231,483

		3,437,098

Wireless Telecommunication Services—0.2%
Gogo, Inc. (a)	11,783	134,091
Shenandoah Telecommunications Co.	16,904	820,013
Telephone & Data Systems, Inc.	36,067	817,278
United States Cellular Corp. (a)	5,651	205,188

		1,976,570

Total Common Stocks (Cost $654,718,783)		1,068,739,452

Mutual Funds—2.1%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—2.1%
iShares Russell 2000 Index Fund (b) (Cost $22,328,542)	100,000	22,937,000

Rights—0.0%

Biotechnology — 0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e) (Cost $280)	4,660	37,094

Warrants—0.0%

Energy Equipment & Services—0.0%
Nabors Industries, Ltd., Expires 06/11/26 (a) (Cost $0)	882	8,820

Short-Term Investments—0.7%

Discount Note—0.2%
Federal Home Loan Bank 0.009%, 07/14/21 (f)	2,150,000	2,149,977

U.S. Treasury—0.5%
U.S. Treasury Bill 0.025%, 08/26/21 (f)	5,600,000	5,599,612

Total Short-Term Investments (Cost $7,749,770)		7,749,589

Securities Lending Reinvestments (g)—21.1%

Certificates of Deposit—5.4%
Agricultural Bank of China 0.100%, 07/01/21	84,252	84,252
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (h)	2,000,000	2,000,025
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605
Credit Industriel et Commercial Zero Coupon, 10/12/21	6,996,892	6,997,130
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	1,999,336	1,999,460
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (h)	2,000,000	1,999,968
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (h)	2,000,000	2,000,008

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (h)	2,000,000	$2,000,300
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (h)	3,000,000	3,000,531
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (h)	5,000,000	4,999,990
0.158%, 3M LIBOR + 0.030%, 09/10/21 (h)	3,000,000	3,000,072
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	1,998,645	1,999,700
Zero Coupon, 08/27/21	2,998,513	2,999,370
Zero Coupon, 09/01/21	2,998,527	2,999,250
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 10/15/21	1,999,119	1,999,160
Svenska Handelsbanken AB
0.145%, 3M LIBOR + 0.020%, 09/17/21 (h)	4,000,000	4,000,080
0.220%, 3M LIBOR + 0.070%, 11/19/21 (h)	1,000,000	1,000,242

		60,077,548

Commercial Paper—0.2%
Antalis S.A. 0.170%, 09/01/21	1,998,999	1,999,358

Repurchase Agreements—8.7%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $6,200,034; collateralized by various Common Stock with an aggregate market value of $6,889,417.	6,200,000	6,200,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,556,673.	5,000,000	5,000,000
BofA Securities, Inc.
Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $10,507,030; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $10,717,157.	10,507,015	10,507,015
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $5,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $5,100,002.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,000,418; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,098,227.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $7,696,695.	7,000,000	7,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $600,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $612,000..	600,000	600,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $3,700,010; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $3,775,521.	3,700,000	3,700,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,400,067; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,555,556.	1,400,000	1,400,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $2,800,142; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,111,661.	2,800,000	2,800,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $15,000,075; collateralized by various Common Stock with an aggregate market value of $16,667,014.	15,000,000	15,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $13,900,071; collateralized by various Common Stock with an aggregate market value of $15,444,936.	13,900,000	13,900,000

		96,107,015

Time Deposits—3.9%
ABN AMRO Bank NV 0.080%, 07/01/21	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—(Continued)
DZ Bank AG 0.040%, 07/01/21	8,000,000	$8,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	10,060,800	10,060,800
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (h)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 07/01/21	5,000,000	5,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		43,060,800

Mutual Funds—2.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (i)	10,000,000	10,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (i)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (i)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (i)	10,000,000	10,000,000

		32,000,000

Total Securities Lending Reinvestments (Cost $233,243,962)		233,244,721

Total Investments—120.6% (Cost $918,041,337)		1,332,716,676
Other assets and liabilities (net)—(20.6)%		(228,086,226)

Net Assets—100.0%		$1,104,630,450

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $249,943,014 and the collateral received consisted of cash in the amount of $233,239,600 and non-cash collateral with a value of $23,405,145. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $4,509,401.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	09/17/21	100	USD	11,539,000	$(154,150)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,012,550	$—	$—	$8,012,550
Air Freight & Logistics	3,054,745	—	—	3,054,745
Airlines	3,868,596	—	—	3,868,596
Auto Components	14,226,159	—	—	14,226,159
Automobiles	3,668,508	—	—	3,668,508
Banks	84,736,696	—	—	84,736,696
Beverages	3,892,428	—	—	3,892,428
Biotechnology	107,064,526	—	—	107,064,526
Building Products	12,168,368	—	—	12,168,368
Capital Markets	16,521,205	—	—	16,521,205
Chemicals	20,266,620	—	—	20,266,620
Commercial Services & Supplies	19,217,586	—	—	19,217,586
Communications Equipment	7,872,024	—	—	7,872,024
Construction & Engineering	13,657,060	—	—	13,657,060
Construction Materials	2,189,784	—	—	2,189,784
Consumer Finance	8,583,429	—	—	8,583,429
Containers & Packaging	2,731,412	—	—	2,731,412
Distributors	919,594	—	—	919,594
Diversified Consumer Services	5,809,772	—	—	5,809,772
Diversified Financial Services	1,512,188	—	—	1,512,188
Diversified Telecommunication Services	8,351,137	—	—	8,351,137
Electric Utilities	6,055,002	—	—	6,055,002
Electrical Equipment	10,702,243	—	—	10,702,243
Electronic Equipment, Instruments & Components	24,404,103	—	—	24,404,103
Energy Equipment & Services	9,855,077	—	—	9,855,077
Entertainment	12,364,390	—	—	12,364,390
Equity Real Estate Investment Trusts	64,853,103	—	—	64,853,103
Food & Staples Retailing	9,160,463	—	—	9,160,463
Food Products	10,780,322	—	—	10,780,322
Gas Utilities	8,697,203	—	—	8,697,203
Health Care Equipment & Supplies	39,963,532	—	—	39,963,532
Health Care Providers & Services	33,609,030	—	—	33,609,030
Health Care Technology	15,681,696	—	—	15,681,696
Hotels, Restaurants & Leisure	25,254,756	—	0	25,254,756
Household Durables	19,878,338	—	—	19,878,338
Household Products	3,225,919	—	—	3,225,919
Independent Power and Renewable Electricity Producers	3,381,928	—	—	3,381,928
Industrial Conglomerates	733,249	—	—	733,249
Insurance	19,652,537	—	—	19,652,537
Interactive Media & Services	5,269,848	—	—	5,269,848
Internet & Direct Marketing Retail	9,568,835	—	—	9,568,835

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$16,165,719	$—	$—	$16,165,719
Leisure Products	6,230,118	—	—	6,230,118
Life Sciences Tools & Services	11,693,904	—	—	11,693,904
Machinery	42,606,676	—	—	42,606,676
Marine	1,506,204	—	—	1,506,204
Media	11,490,714	—	—	11,490,714
Metals & Mining	13,723,256	—	0	13,723,256
Mortgage Real Estate Investment Trusts	12,699,644	—	—	12,699,644
Multi-Utilities	3,869,054	—	—	3,869,054
Multiline Retail	3,626,667	—	—	3,626,667
Oil, Gas & Consumable Fuels	35,652,548	—	—	35,652,548
Paper & Forest Products	2,357,472	—	—	2,357,472
Personal Products	5,764,284	—	—	5,764,284
Pharmaceuticals	17,550,948	—	—	17,550,948
Professional Services	16,695,457	—	—	16,695,457
Real Estate Management & Development	8,008,602	—	—	8,008,602
Road & Rail	5,760,065	—	—	5,760,065
Semiconductors & Semiconductor Equipment	29,632,036	—	—	29,632,036
Software	63,637,505	—	—	63,637,505
Specialty Retail	30,114,308	—	—	30,114,308
Technology Hardware, Storage & Peripherals	3,540,187	—	—	3,540,187
Textiles, Apparel & Luxury Goods	7,837,196	—	—	7,837,196
Thrifts & Mortgage Finance	15,464,531	—	—	15,464,531
Tobacco	1,669,450	—	—	1,669,450
Trading Companies & Distributors	13,602,988	—	—	13,602,988
Transportation Infrastructure	1,010,290	—	—	1,010,290
Water Utilities	3,437,098	—	—	3,437,098
Wireless Telecommunication Services	1,976,570	—	—	1,976,570
Total Common Stocks	1,068,739,452	—	0	1,068,739,452
Total Mutual Funds*	22,937,000	—	—	22,937,000
Total Rights*	—	—	37,094	37,094
Total Warrants*	8,820	—	—	8,820
Total Short-Term Investments*	—	7,749,589	—	7,749,589
Securities Lending Reinvestments
Certificates of Deposit	—	60,077,548	—	60,077,548
Commercial Paper	—	1,999,358	—	1,999,358
Repurchase Agreements	—	96,107,015	—	96,107,015
Time Deposits	—	43,060,800	—	43,060,800
Mutual Funds	32,000,000	—	—	32,000,000
Total Securities Lending Reinvestments	32,000,000	201,244,721	—	233,244,721
Total Investments	$1,123,685,272	$208,994,310	$37,094	$1,332,716,676

Collateral for Securities Loaned (Liability)	$—	$(233,239,600)	$—	$(233,239,600)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(154,150)	$—	$—	$(154,150)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,332,716,676
Cash	2,683,692
Receivable for:
Investments sold	2,910,801
Fund shares sold	625,251
Dividends	751,325
Variation margin on futures contracts	16,022

Total Assets	1,339,703,767
Liabilities
Collateral for securities loaned	233,239,600
Payables for:
Investments purchased	458,760
Fund shares redeemed	666,455
Accrued Expenses:
Management fees	223,048
Distribution and service fees	104,962
Deferred trustees’ fees	171,815
Other expenses	208,677

Total Liabilities	235,073,317

Net Assets	$1,104,630,450

Net Assets Consist of:
Paid in surplus	$560,536,594
Distributable earnings (Accumulated losses)	544,093,856

Net Assets	$1,104,630,450

Net Assets
Class A	$621,892,369
Class B	249,650,986
Class E	26,625,558
Class G	206,461,537
Capital Shares Outstanding*
Class A	25,114,383
Class B	10,410,325
Class E	1,083,660
Class G	8,661,347
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.76
Class B	23.98
Class E	24.57
Class G	23.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $918,041,337.
(b)	Includes securities loaned at value of $249,943,014.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$5,301,053
Interest	1,071
Securities lending income	377,105

Total investment income	5,679,229
Expenses
Management fees	1,332,965
Administration fees	24,520
Custodian and accounting fees	55,756
Distribution and service fees—Class B	310,018
Distribution and service fees—Class E	19,484
Distribution and service fees—Class G	296,490
Audit and tax services	24,079
Legal	23,424
Trustees’ fees and expenses	28,684
Shareholder reporting	49,983
Insurance	3,035
Miscellaneous	50,508

Total expenses	2,218,946
Less management fee waiver	(16,131)

Net expenses	2,202,815

Net Investment Income	3,476,414

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	134,300,261
Futures contracts	2,493,491

Net realized gain (loss)	136,793,752

Net change in unrealized appreciation (depreciation) on:
Investments	25,063,941
Futures contracts	(636,710)

Net change in unrealized appreciation (depreciation)	24,427,231

Net realized and unrealized gain (loss)	161,220,983

Net Increase (Decrease) in Net Assets From Operations	$164,697,397

(a)	Net of foreign withholding taxes of $10,712.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,476,414	$8,559,882
Net realized gain (loss)	136,793,752	50,321,770
Net change in unrealized appreciation (depreciation)	24,427,231	112,203,748

Increase (decrease) in net assets from operations	164,697,397	171,085,400

From Distributions to Shareholders
Class A	(36,104,548)	(31,761,952)
Class B	(14,523,579)	(14,866,375)
Class E	(1,531,758)	(1,471,658)
Class G	(11,963,294)	(11,350,791)

Total distributions	(64,123,179)	(59,450,776)

Increase (decrease) in net assets from capital share transactions	9,862,065	(39,527,524)

Total increase (decrease) in net assets	110,436,283	72,107,100

Net Assets
Beginning of period	994,194,167	922,087,067

End of period	$1,104,630,450	$994,194,167

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,007,890	$50,635,905	2,748,285	$45,345,321
Reinvestments	1,457,004	36,104,548	1,978,938	31,761,952
Redemptions	(2,480,121)	(62,023,081)	(5,445,103)	(97,025,317)

Net increase (decrease)	984,773	$24,717,372	(717,880)	$(19,918,044)

Class B
Sales	231,479	$5,662,874	1,152,370	$17,050,938
Reinvestments	605,149	14,523,579	954,196	14,866,375
Redemptions	(1,366,023)	(33,130,420)	(2,719,386)	(49,312,910)

Net increase (decrease)	(529,395)	$(12,943,967)	(612,820)	$(17,395,597)

Class E
Sales	73,956	$1,824,492	102,538	$1,724,750
Reinvestments	62,292	1,531,758	92,325	1,471,658
Redemptions	(145,354)	(3,576,716)	(290,157)	(5,272,244)

Net increase (decrease)	(9,106)	$(220,466)	(95,294)	$(2,075,836)

Class G
Sales	548,018	$13,350,527	1,576,630	$24,466,514
Reinvestments	501,395	11,963,294	732,309	11,350,791
Redemptions	(1,124,086)	(27,004,695)	(2,031,320)	(35,955,352)

Net increase (decrease)	(74,673)	$(1,690,874)	277,619	$(138,047)

Increase (decrease) derived from capital shares transactions		$9,862,065		$(39,527,524)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.47		$20.30	$18.13	$21.98	$20.22	$17.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.21	0.25	0.26	0.25	0.25 (b)
Net realized and unrealized gain (loss)	3.71		3.26	4.16	(2.34)	2.61	3.33

Total income (loss) from investment operations	3.81		3.47	4.41	(2.08)	2.86	3.58

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.25)	(0.25)	(0.26)	(0.26)
Distributions from net realized capital gains	(1.27)		(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.52)		(1.30)	(2.24)	(1.77)	(1.10)	(1.34)

Net Asset Value, End of Period	$24.76		$22.47	$20.30	$18.13	$21.98	$20.22

Total Return (%) (c)	16.98	(d)	19.62	25.62	(10.97)	14.67	21.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(e)	0.32	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (f)	0.30	(e)	0.32	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%)	0.77	(e)	1.16	1.27	1.17	1.19	1.40 (b)
Portfolio turnover rate (%)	28	(d)	34	19	26	20	24
Net assets, end of period (in millions)	$621.9		$542.2	$504.4	$441.5	$541.5	$513.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.79		$19.72	$17.66	$21.45	$19.76	$17.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.16	0.19	0.20	0.19	0.20 (b)
Net realized and unrealized gain (loss)	3.60		3.16	4.05	(2.27)	2.55	3.25

Total income (loss) from investment operations	3.66		3.32	4.24	(2.07)	2.74	3.45

Less Distributions
Distributions from net investment income	(0.20)		(0.20)	(0.19)	(0.20)	(0.21)	(0.21)
Distributions from net realized capital gains	(1.27)		(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.47)		(1.25)	(2.18)	(1.72)	(1.05)	(1.29)

Net Asset Value, End of Period	$23.98		$21.79	$19.72	$17.66	$21.45	$19.76

Total Return (%) (c)	16.81	(d)	19.35	25.30	(11.18)	14.39	20.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(e)	0.57	0.56	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (f)	0.55	(e)	0.57	0.56	0.56	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	0.52	(e)	0.91	1.01	0.92	0.94	1.15 (b)
Portfolio turnover rate (%)	28	(d)	34	19	26	20	24
Net assets, end of period (in millions)	$249.7		$238.3	$227.8	$205.8	$259.0	$246.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.30		$20.15	$18.01	$21.84	$20.10	$17.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.18	0.22	0.22	0.21	0.22 (b)
Net realized and unrealized gain (loss)	3.68		3.24	4.12	(2.31)	2.60	3.31

Total income (loss) from investment operations	3.76		3.42	4.34	(2.09)	2.81	3.53

Less Distributions
Distributions from net investment income	(0.22)		(0.22)	(0.21)	(0.22)	(0.23)	(0.23)
Distributions from net realized capital gains	(1.27)		(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.49)		(1.27)	(2.20)	(1.74)	(1.07)	(1.31)

Net Asset Value, End of Period	$24.57		$22.30	$20.15	$18.01	$21.84	$20.10

Total Return (%) (c)	16.88	(d)	19.45	25.40	(11.08)	14.50	21.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(e)	0.47	0.46	0.46	0.46	0.46
Net ratio of expenses to average net assets (%) (f)	0.45	(e)	0.47	0.46	0.46	0.46	0.46
Ratio of net investment income (loss) to average net assets (%)	0.62	(e)	1.01	1.11	1.01	1.04	1.25 (b)
Portfolio turnover rate (%)	28	(d)	34	19	26	20	24
Net assets, end of period (in millions)	$26.6		$24.4	$23.9	$21.9	$28.6	$27.8

	Class G
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.66		$19.62	$17.59	$21.37	$19.70	$17.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.15	0.18	0.19	0.18	0.19 (b)
Net realized and unrealized gain (loss)	3.59		3.14	4.03	(2.26)	2.54	3.24

Total income (loss) from investment operations	3.65		3.29	4.21	(2.07)	2.72	3.43

Less Distributions
Distributions from net investment income	(0.20)		(0.20)	(0.19)	(0.19)	(0.21)	(0.19)
Distributions from net realized capital gains	(1.27)		(1.05)	(1.99)	(1.52)	(0.84)	(1.08)

Total distributions	(1.47)		(1.25)	(2.18)	(1.71)	(1.05)	(1.27)

Net Asset Value, End of Period	$23.84		$21.66	$19.62	$17.59	$21.37	$19.70

Total Return (%) (c)	16.84	(d)	19.26	25.20	(11.20)	14.30	20.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)	0.62	0.61	0.61	0.61	0.61
Net ratio of expenses to average net assets (%) (f)	0.60	(e)	0.62	0.61	0.61	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	0.47	(e)	0.86	0.97	0.88	0.89	1.10 (b)
Portfolio turnover rate (%)	28	(d)	34	19	26	20	24
Net assets, end of period (in millions)	$206.5		$189.3	$166.0	$135.7	$155.4	$145.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $96,107,015, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(216,381,699)	$—	$—	$—	$(216,381,699)
Mutual Funds	(16,857,901)	—	—	—	(16,857,901)
Total Borrowings	$(233,239,600)	$—	$—	$—	$(233,239,600)
Gross amount of recognized liabilities for securities lending transactions					$(233,239,600)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$154,150

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,493,491

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(636,710)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,244,380

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$289,080,743	$0	$337,316,813

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $1,332,965.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2021 were $179,142.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$928,276,621

Gross unrealized appreciation	438,291,080
Gross unrealized depreciation	(34,005,175)

Net unrealized appreciation (depreciation)	$404,285,905

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$10,573,833	$9,694,674	$48,876,943	$86,843,849	$59,450,776	$96,538,523

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,922,104	$47,383,777	$379,376,114	$—	$443,681,995

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-36

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-37

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, D, E, and G shares of the MetLife Stock Index Portfolio returned 15.10%, 14.95%, 15.03%, 15.01%, and 14.94%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 15.25%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2021, equity markets rallied as easy monetary policies, fiscal stimulus, and expanded COVID-19 vaccine distribution supported the global economic recovery. Investors appeared to react favorably to better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. In addition, equity indexes were supported by accommodative central banks and the reopening of the global economy. Energy stocks benefited from climbing oil prices as West Texas Intermediate Crude traded over $70 per barrel in June from $30 per barrel just over a year ago. The equity market rally appeared to be limited by concerns about inflation and rising bond yields. Other factors that weighed on the equity markets included the spread of the COVID-19 Delta variant, continued tension in the Middle East, and higher inflation data for several countries.

During the first six months of 2021, the Federal Open Market Committee (the “FOMC”) met four times and decided to maintain the target range for the Federal Funds Rate at 0.00%—0.25%. The FOMC stated that the sectors most adversely affected by the pandemic have remained weak but have shown improvement. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment and inflation rises to 2%.

All eleven sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2021. Energy (2.3% beginning weight in the benchmark), up 45.7%; Financials (10.4% beginning weight), up 25.7%; and Real Estate (2.4% beginning weight), up 23.3%, were the best-performing sectors. Utilities (2.8% beginning weight), up 2.4%; and Consumer Staples (6.5% beginning weight), up 5.0%, were the worst relative-performing sectors.

The stocks with the largest positive impact to the benchmark return for the first half of the year were Alphabet (Class C), up 43.1%; Facebook, up 27.3%; and Microsoft, up 22.4%. The stocks with the largest negative impact were Vertex Pharmaceuticals, down 14.7%; Tesla, down 3.7%; and Walt Disney, down 3.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	15.10	40.42	17.36	14.55	—
Class B	14.95	40.05	17.06	14.27	—
Class D	15.03	40.26	17.24	14.44	—
Class E	15.01	40.21	17.18	14.38	—
Class G	14.94	40.02	17.00	—	13.52
S&P 500 Index	15.25	40.79	17.65	14.84	—

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Apple, Inc.	5.9
Microsoft Corp.	5.6
Amazon.com, Inc.	4.0
Facebook, Inc. - Class A	2.3
Alphabet, Inc. - Class A	2.0
Alphabet, Inc. - Class C	2.0
Berkshire Hathaway, Inc. - Class B	1.4
Tesla, Inc.	1.4
NVIDIA Corp.	1.4
JPMorgan Chase & Co.	1.3

Top Sectors

% of Net Assets
Information Technology	27.2
Health Care	12.9
Consumer Discretionary	12.2
Financials	11.5
Communication Services	11.1
Industrials	8.5
Consumer Staples	5.8
Energy	2.8
Materials	2.6
Real Estate	2.6

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.26%	$1,000.00	$1,151.00	$1.39
	Hypothetical*	0.26%	$1,000.00	$1,023.51	$1.30

Class B (a)	Actual	0.51%	$1,000.00	$1,149.50	$2.72
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class D (a)	Actual	0.36%	$1,000.00	$1,150.30	$1.92
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class E (a)	Actual	0.41%	$1,000.00	$1,150.10	$2.19
	Hypothetical*	0.41%	$1,000.00	$1,022.76	$2.06

Class G (a)	Actual	0.56%	$1,000.00	$1,149.40	$2.98
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Boeing Co. (The) (a) (b)	125,666	$30,104,547
General Dynamics Corp.	52,327	9,851,081
Howmet Aerospace, Inc. (a)	89,357	3,080,136
Huntington Ingalls Industries, Inc.	9,197	1,938,268
L3Harris Technologies, Inc.	46,859	10,128,573
Lockheed Martin Corp.	55,911	21,153,927
Northrop Grumman Corp.	34,220	12,436,575
Raytheon Technologies Corp.	346,347	29,546,862
Teledyne Technologies, Inc. (a)	10,617	4,446,718
Textron, Inc. (b)	51,596	3,548,257
TransDigm Group, Inc. (a) (b)	12,549	8,122,842

		134,357,786

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (b)	30,401	2,847,662
Expeditors International of Washington, Inc.	38,607	4,887,646
FedEx Corp.	55,804	16,648,007
United Parcel Service, Inc. - Class B	165,349	34,387,632

		58,770,947

Airlines—0.3%
Alaska Air Group, Inc. (a)	28,456	1,716,181
American Airlines Group, Inc. (a) (b)	146,619	3,109,789
Delta Air Lines, Inc. (a)	146,222	6,325,564
Southwest Airlines Co. (a)	135,187	7,177,078
United Airlines Holdings, Inc. (a) (b)	73,969	3,867,839

		22,196,451

Auto Components—0.2%
Aptiv plc (a)	61,827	9,727,242
BorgWarner, Inc. (b)	54,828	2,661,351

		12,388,593

Automobiles—1.8%
Ford Motor Co. (a)	896,288	13,318,840
General Motors Co. (a)	291,826	17,267,344
Tesla, Inc. (a) (b)	176,173	119,744,788

		150,330,972

Banks—4.3%
Bank of America Corp.	1,723,862	71,074,830
Citigroup, Inc.	472,524	33,431,073
Citizens Financial Group, Inc.	97,367	4,466,224
Comerica, Inc.	31,915	2,276,816
Fifth Third Bancorp (b)	160,925	6,152,163
First Republic Bank	40,231	7,530,036
Huntington Bancshares, Inc. (b)	337,294	4,813,185
JPMorgan Chase & Co.	691,997	107,633,214
KeyCorp	221,859	4,581,388
M&T Bank Corp.	29,410	4,273,567
People’s United Financial, Inc. (b)	97,755	1,675,521
PNC Financial Services Group, Inc. (The)	97,122	18,526,993
Regions Financial Corp. (b)	219,748	4,434,515
SVB Financial Group (a)	12,417	6,909,191
Truist Financial Corp.	307,429	17,062,310

Banks—(Continued)
U.S. Bancorp	309,889	17,654,376
Wells Fargo & Co.	944,928	42,795,789
Zions Bancorp N.A.	37,448	1,979,501

		357,270,692

Beverages—1.4%
Brown-Forman Corp. - Class B	41,754	3,129,045
Coca-Cola Co. (The)	887,080	47,999,899
Constellation Brands, Inc. - Class A	38,633	9,035,872
Molson Coors Beverage Co. - Class B (a) (b)	43,058	2,311,784
Monster Beverage Corp. (a)	84,579	7,726,292
PepsiCo, Inc.	315,839	46,797,864

		117,000,756

Biotechnology—1.8%
AbbVie, Inc.	403,755	45,478,963
Alexion Pharmaceuticals, Inc. (a)	50,524	9,281,764
Amgen, Inc.	131,342	32,014,612
Biogen, Inc. (a)	34,417	11,917,575
Gilead Sciences, Inc.	286,703	19,742,369
Incyte Corp. (a)	42,732	3,595,043
Regeneron Pharmaceuticals, Inc. (a)	23,933	13,367,538
Vertex Pharmaceuticals, Inc. (a)	59,176	11,931,657

		147,329,521

Building Products—0.5%
A.O. Smith Corp. (b)	30,738	2,214,980
Allegion plc	20,568	2,865,122
Carrier Global Corp. (b)	186,732	9,075,175
Fortune Brands Home & Security, Inc.	31,644	3,152,059
Johnson Controls International plc	163,840	11,244,339
Masco Corp. (b)	58,015	3,417,664
Trane Technologies plc	54,669	10,066,750

		42,036,089

Capital Markets—3.0%
Ameriprise Financial, Inc.	26,496	6,594,325
Bank of New York Mellon Corp. (The)	184,432	9,448,451
BlackRock, Inc.	32,427	28,372,652
Cboe Global Markets, Inc.	24,388	2,903,391
Charles Schwab Corp. (The)	342,864	24,963,928
CME Group, Inc.	82,088	17,458,476
Franklin Resources, Inc. (b)	62,255	1,991,537
Goldman Sachs Group, Inc. (The)	77,773	29,517,187
Intercontinental Exchange, Inc.	128,647	15,270,399
Invesco, Ltd.	86,499	2,312,118
MarketAxess Holdings, Inc. (b)	8,683	4,025,352
Moody’s Corp. (b)	36,803	13,336,303
Morgan Stanley	340,262	31,198,623
MSCI, Inc. (b)	18,842	10,044,293
Nasdaq, Inc. (b)	26,258	4,616,156
Northern Trust Corp.	47,580	5,501,200
Raymond James Financial, Inc.	27,958	3,631,744
S&P Global, Inc. (b)	55,070	22,603,482
State Street Corp.	79,499	6,541,178

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
T. Rowe Price Group, Inc.	51,859	$10,266,526

		250,597,321

Chemicals—1.8%
Air Products & Chemicals, Inc.	50,592	14,554,306
Albemarle Corp.	26,682	4,494,850
Celanese Corp.	25,747	3,903,245
CF Industries Holdings, Inc.	49,037	2,522,954
Corteva, Inc.	168,500	7,472,975
Dow, Inc. (b)	170,760	10,805,693
DuPont de Nemours, Inc.	121,646	9,416,617
Eastman Chemical Co.	31,207	3,643,417
Ecolab, Inc.	56,867	11,712,896
FMC Corp. (b)	29,461	3,187,680
International Flavors & Fragrances, Inc.	56,902	8,501,159
Linde plc	118,919	34,379,483
LyondellBasell Industries NV - Class A	58,853	6,054,208
Mosaic Co. (The) (b)	79,004	2,521,018
PPG Industries, Inc.	54,198	9,201,194
Sherwin-Williams Co. (The)	54,716	14,907,374

		147,279,069

Commercial Services & Supplies—0.4%
Cintas Corp. (b)	20,173	7,706,086
Copart, Inc. (a)	47,591	6,273,922
Republic Services, Inc.	48,134	5,295,221
Rollins, Inc. (b)	50,624	1,731,341
Waste Management, Inc. (b)	88,777	12,438,545

		33,445,115

Communications Equipment—0.8%
Arista Networks, Inc. (a)	12,562	4,551,338
Cisco Systems, Inc.	963,361	51,058,133
F5 Networks, Inc. (a)	13,628	2,543,803
Juniper Networks, Inc.	74,920	2,049,062
Motorola Solutions, Inc.	38,786	8,410,744

		68,613,080

Construction & Engineering—0.0%
Quanta Services, Inc. (b)	31,854	2,885,017

Construction Materials—0.1%
Martin Marietta Materials, Inc.	14,258	5,016,107
Vulcan Materials Co.	30,327	5,279,021

		10,295,128

Consumer Finance—0.7%
American Express Co. (b)	148,743	24,576,806
Capital One Financial Corp.	103,209	15,965,400
Discover Financial Services (b)	69,696	8,244,340
Synchrony Financial	123,646	5,999,304

		54,785,850

Containers & Packaging—0.3%
AMCOR plc	352,451	4,039,089
Avery Dennison Corp. (b)	18,975	3,989,304
Ball Corp.	75,038	6,079,579
International Paper Co.	89,551	5,490,372
Packaging Corp. of America	21,715	2,940,645
Sealed Air Corp. (b)	34,744	2,058,582
WestRock Co.	60,833	3,237,532

		27,835,103

Distributors—0.1%
Genuine Parts Co.	33,026	4,176,798
LKQ Corp. (a)	63,547	3,127,783
Pool Corp.	9,174	4,207,747

		11,512,328

Diversified Financial Services—1.5%
Berkshire Hathaway, Inc. - Class B (a)	433,275	120,415,788

Diversified Telecommunication Services—1.2%
AT&T, Inc.	1,632,194	46,974,543
Lumen Technologies, Inc. (b)	227,405	3,090,434
Verizon Communications, Inc.	946,414	53,027,577

		103,092,554

Electric Utilities—1.5%
Alliant Energy Corp. (b)	57,180	3,188,357
American Electric Power Co., Inc.	114,242	9,663,731
Duke Energy Corp.	175,842	17,359,122
Edison International (b)	86,739	5,015,249
Entergy Corp.	45,870	4,573,239
Evergy, Inc.	52,410	3,167,136
Eversource Energy	78,515	6,300,044
Exelon Corp.	223,380	9,897,968
FirstEnergy Corp.	124,334	4,626,468
NextEra Energy, Inc.	448,383	32,857,506
NRG Energy, Inc.	55,950	2,254,785
Pinnacle West Capital Corp. (b)	25,774	2,112,695
PPL Corp.	175,890	4,919,643
Southern Co. (The) (b)	242,001	14,643,481
Xcel Energy, Inc. (b)	123,033	8,105,414

		128,684,838

Electrical Equipment—0.6%
AMETEK, Inc.	52,787	7,047,064
Eaton Corp. plc	91,096	13,498,605
Emerson Electric Co.	137,090	13,193,542
Generac Holdings, Inc. (a)	14,392	5,974,839
Rockwell Automation, Inc. (b)	26,535	7,589,541

		47,303,591

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	136,614	9,345,764
CDW Corp. (b)	32,050	5,597,533
Corning, Inc.	177,103	7,243,513
IPG Photonics Corp. (a) (b)	8,206	1,729,579

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Keysight Technologies, Inc. (a)	42,113	$6,502,668
TE Connectivity, Ltd.	75,488	10,206,732
Trimble, Inc. (a)	57,370	4,694,587
Zebra Technologies Corp. - Class A (a)	12,233	6,477,251

		51,797,627

Energy Equipment & Services—0.2%
Baker Hughes Co. (b)	166,285	3,802,938
Halliburton Co.	203,388	4,702,330
NOV, Inc. (a)	89,300	1,368,076
Schlumberger NV	319,657	10,232,221

		20,105,565

Entertainment—1.9%
Activision Blizzard, Inc.	177,625	16,952,530
Electronic Arts, Inc.	65,422	9,409,646
Live Nation Entertainment, Inc. (a) (b)	33,026	2,892,747
Netflix, Inc. (a)	101,362	53,540,422
Take-Two Interactive Software, Inc. (a)	26,438	4,680,055
Walt Disney Co. (The)	415,348	73,005,718

		160,481,118

Equity Real Estate Investment Trusts—2.5%
Alexandria Real Estate Equities, Inc.	31,358	5,705,274
American Tower Corp.	103,943	28,079,162
AvalonBay Communities, Inc.	31,913	6,659,924
Boston Properties, Inc. (b)	32,467	3,720,393
Crown Castle International Corp.	98,798	19,275,490
Digital Realty Trust, Inc. (b)	64,370	9,685,110
Duke Realty Corp. (b)	85,721	4,058,889
Equinix, Inc. (b)	20,478	16,435,643
Equity Residential	78,657	6,056,589
Essex Property Trust, Inc.	14,859	4,457,849
Extra Space Storage, Inc.	30,570	5,007,977
Federal Realty Investment Trust (b)	16,174	1,895,108
Healthpeak Properties, Inc.	123,199	4,101,295
Host Hotels & Resorts, Inc. (a) (b)	161,410	2,758,497
Iron Mountain, Inc. (b)	66,003	2,793,247
Kimco Realty Corp. (b)	99,088	2,065,985
Mid-America Apartment Communities, Inc.	26,171	4,407,720
Prologis, Inc.	169,111	20,213,838
Public Storage	34,800	10,464,012
Realty Income Corp. (b)	85,397	5,699,396
Regency Centers Corp. (b)	36,112	2,313,696
SBA Communications Corp.	24,996	7,966,225
Simon Property Group, Inc.	75,101	9,799,178
UDR, Inc. (b)	67,856	3,323,587
Ventas, Inc.	85,756	4,896,668
Vornado Realty Trust (b)	35,890	1,674,986
Welltower, Inc.	95,444	7,931,396
Weyerhaeuser Co. (b)	171,269	5,895,079

		207,342,213

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	101,057	39,985,223

Food & Staples Retailing—(Continued)
Kroger Co. (The) (b)	173,072	6,630,388
Sysco Corp.	116,946	9,092,552
Walgreens Boots Alliance, Inc.	164,007	8,628,408
Walmart, Inc.	313,877	44,262,935

		108,599,506

Food Products—0.9%
Archer-Daniels-Midland Co.	127,718	7,739,711
Campbell Soup Co. (b)	46,409	2,115,786
Conagra Brands, Inc.	109,715	3,991,432
General Mills, Inc.	139,438	8,495,957
Hershey Co. (The)	33,463	5,828,585
Hormel Foods Corp. (b)	64,437	3,076,867
J.M. Smucker Co. (The) (b)	25,051	3,245,858
Kellogg Co. (b)	57,599	3,705,344
Kraft Heinz Co. (The) (b)	148,193	6,043,310
Lamb Weston Holdings, Inc.	33,439	2,697,190
McCormick & Co., Inc.	56,921	5,027,263
Mondelez International, Inc. - Class A	321,115	20,050,420
Tyson Foods, Inc. - Class A	67,384	4,970,244

		76,987,967

Gas Utilities—0.0%
Atmos Energy Corp. (b)	29,871	2,870,902

Health Care Equipment & Supplies—3.6%
Abbott Laboratories	406,178	47,088,215
ABIOMED, Inc. (a)	10,355	3,231,899
Align Technology, Inc. (a)	16,463	10,058,893
Baxter International, Inc.	114,951	9,253,555
Becton Dickinson & Co.	66,481	16,167,514
Boston Scientific Corp. (a)	324,818	13,889,218
Cooper Cos., Inc. (The)	11,258	4,461,208
Danaher Corp.	145,119	38,944,135
Dentsply Sirona, Inc.	49,907	3,157,117
DexCom, Inc. (a) (b)	22,107	9,439,689
Edwards Lifesciences Corp. (a)	142,105	14,717,815
Hologic, Inc. (a)	58,574	3,908,057
IDEXX Laboratories, Inc. (a) (b)	19,495	12,312,067
Intuitive Surgical, Inc. (a)	27,069	24,893,735
Medtronic plc	307,556	38,176,926
ResMed, Inc. (b)	33,265	8,200,488
STERIS plc	22,320	4,604,616
Stryker Corp.	74,928	19,461,049
Teleflex, Inc.	10,683	4,292,323
West Pharmaceutical Services, Inc.	16,876	6,060,172
Zimmer Biomet Holdings, Inc.	47,658	7,664,360

		299,983,051

Health Care Providers & Services—2.6%
AmerisourceBergen Corp.	33,808	3,870,678
Anthem, Inc.	55,970	21,369,346
Cardinal Health, Inc.	66,327	3,786,608
Centene Corp. (a)	133,212	9,715,151
Cigna Corp.	78,443	18,596,482
CVS Health Corp.	300,965	25,112,520

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
DaVita, Inc. (a)	16,022	$1,929,529
HCA Healthcare, Inc.	60,078	12,420,526
Henry Schein, Inc. (a)	32,162	2,386,099
Humana, Inc.	29,493	13,057,141
Laboratory Corp. of America Holdings (a)	22,321	6,157,248
McKesson Corp.	36,161	6,915,430
Quest Diagnostics, Inc. (b)	29,863	3,941,020
UnitedHealth Group, Inc.	215,729	86,386,521
Universal Health Services, Inc. - Class B	17,824	2,609,968

		218,254,267

Health Care Technology—0.1%
Cerner Corp.	68,880	5,383,661

Hotels, Restaurants & Leisure—2.0%
Booking Holdings, Inc. (a)	9,385	20,535,225
Caesars Entertainment, Inc. (a)	47,708	4,949,705
Carnival Corp. (a)	182,491	4,810,463
Chipotle Mexican Grill, Inc. (a)	6,435	9,976,438
Darden Restaurants, Inc.	29,910	4,366,561
Domino’s Pizza, Inc.	8,876	4,140,565
Expedia Group, Inc. (a) (b)	32,334	5,293,399
Hilton Worldwide Holdings, Inc. (a) (b)	63,672	7,680,117
Las Vegas Sands Corp. (a)	75,095	3,956,756
Marriott International, Inc. - Class A (a)	61,041	8,333,317
McDonald’s Corp.	170,574	39,400,888
MGM Resorts International	93,072	3,969,521
Norwegian Cruise Line Holdings, Ltd. (a) (b)	84,566	2,487,086
Penn National Gaming, Inc. (a)	33,956	2,597,294
Royal Caribbean Cruises, Ltd. (a) (b)	50,047	4,268,008
Starbucks Corp.	269,357	30,116,806
Wynn Resorts, Ltd. (a) (b)	24,059	2,942,416
Yum! Brands, Inc.	68,099	7,833,428

		167,657,993

Household Durables—0.4%
DR Horton, Inc.	74,989	6,776,756
Garmin, Ltd.	34,260	4,955,367
Leggett & Platt, Inc. (b)	30,456	1,577,925
Lennar Corp. - Class A	63,038	6,262,825
Mohawk Industries, Inc. (a)	13,385	2,572,463
Newell Brands, Inc.	86,528	2,376,924
NVR, Inc. (a)	782	3,889,121
PulteGroup, Inc.	60,458	3,299,193
Whirlpool Corp. (b)	14,316	3,121,174

		34,831,748

Household Products—1.3%
Church & Dwight Co., Inc.	56,062	4,777,604
Clorox Co. (The) (b)	28,431	5,115,021
Colgate-Palmolive Co.	193,387	15,732,032
Kimberly-Clark Corp. (b)	77,136	10,319,254
Procter & Gamble Co. (The)	559,662	75,515,194

		111,459,105

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	152,305	3,970,591

Industrial Conglomerates—1.2%
3M Co. (b)	132,513	26,321,057
General Electric Co.	2,006,785	27,011,326
Honeywell International, Inc.	158,774	34,827,077
Roper Technologies, Inc.	24,058	11,312,072

		99,471,532

Insurance—1.8%
Aflac, Inc.	144,494	7,753,548
Allstate Corp. (The)	68,428	8,925,748
American International Group, Inc.	196,169	9,337,644
Aon plc - Class A	51,583	12,315,957
Arthur J. Gallagher & Co.	46,836	6,560,787
Assurant, Inc. (b)	13,845	2,162,312
Chubb, Ltd.	102,798	16,338,714
Cincinnati Financial Corp. (b)	34,248	3,994,002
Everest Re Group, Ltd.	9,163	2,309,168
Globe Life, Inc.	21,673	2,064,353
Hartford Financial Services Group, Inc. (The)	81,653	5,060,037
Lincoln National Corp.	40,907	2,570,596
Loews Corp. (b)	51,137	2,794,637
Marsh & McLennan Cos., Inc.	116,249	16,353,909
MetLife, Inc. (c)	170,100	10,180,485
Principal Financial Group, Inc. (b)	57,828	3,654,151
Progressive Corp. (The)	133,765	13,137,061
Prudential Financial, Inc.	90,067	9,229,166
Travelers Cos., Inc. (The) (b)	57,492	8,607,127
Unum Group (b)	46,689	1,325,968
W.R. Berkley Corp.	32,033	2,384,216
Willis Towers Watson plc	29,484	6,781,910

		153,841,496

Interactive Media & Services—6.4%
Alphabet, Inc. - Class A (a)	68,751	167,875,504
Alphabet, Inc. - Class C (a) (d)	65,094	163,146,394
Facebook, Inc. - Class A (a)	547,733	190,452,241
Twitter, Inc. (a) (b)	182,450	12,554,385

		534,028,524

Internet & Direct Marketing Retail—4.2%
Amazon.com, Inc. (a)	97,995	337,118,479
eBay, Inc. (b)	147,948	10,387,429
Etsy, Inc. (a) (b)	29,055	5,980,681

		353,486,589

IT Services—5.1%
Accenture plc - Class A	145,308	42,835,345
Akamai Technologies, Inc. (a)	37,259	4,344,400
Automatic Data Processing, Inc.	97,273	19,320,363
Broadridge Financial Solutions, Inc. (b)	26,546	4,287,975
Cognizant Technology Solutions Corp. - Class A	120,565	8,350,332
DXC Technology Co. (a)	58,248	2,268,177
Fidelity National Information Services, Inc.	141,760	20,083,139

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Fiserv, Inc. (a)	136,151	$14,553,180
FleetCor Technologies, Inc. (a)	19,054	4,878,967
Gartner, Inc. (a)	19,677	4,765,770
Global Payments, Inc.	67,486	12,656,325
International Business Machines Corp.	204,258	29,942,180
Jack Henry & Associates, Inc. (b)	16,981	2,776,563
MasterCard, Inc. - Class A	199,975	73,008,873
Paychex, Inc. (b)	73,316	7,866,807
PayPal Holdings, Inc. (a)	268,541	78,274,331
VeriSign, Inc. (a)	22,655	5,158,317
Visa, Inc. - A Shares (b)	386,744	90,428,482
Western Union Co. (The) (b)	93,554	2,148,935

		427,948,461

Leisure Products—0.0%
Hasbro, Inc. (b)	29,246	2,764,332

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	69,366	10,252,988
Bio-Rad Laboratories, Inc. - Class A (a)	4,927	3,174,417
Charles River Laboratories International, Inc. (a)	11,488	4,249,641
Illumina, Inc. (a)	33,376	15,793,857
IQVIA Holdings, Inc. (a)	43,813	10,616,766
Mettler-Toledo International, Inc. (a)	5,320	7,370,009
PerkinElmer, Inc. (b)	25,623	3,956,447
Thermo Fisher Scientific, Inc.	89,846	45,324,612
Waters Corp. (a)	14,105	4,874,829

		105,613,566

Machinery—1.7%
Caterpillar, Inc. (b)	125,223	27,252,281
Cummins, Inc.	33,422	8,148,618
Deere & Co.	71,310	25,151,750
Dover Corp.	32,901	4,954,890
Fortive Corp.	77,386	5,396,900
IDEX Corp. (b)	17,358	3,819,628
Illinois Tool Works, Inc.	65,711	14,690,351
Ingersoll Rand, Inc. (a)	85,338	4,165,348
Otis Worldwide Corp.	92,215	7,540,420
PACCAR, Inc.	79,359	7,082,791
Parker-Hannifin Corp.	29,502	9,060,359
Pentair plc	37,993	2,564,147
Snap-on, Inc.	12,362	2,762,042
Stanley Black & Decker, Inc.	36,917	7,567,616
Westinghouse Air Brake Technologies Corp.	40,612	3,342,368
Xylem, Inc.	41,157	4,937,194

		138,436,703

Media—1.3%
Charter Communications, Inc. - Class A (a) (b)	31,484	22,714,132
Comcast Corp. - Class A	1,048,089	59,762,035
Discovery, Inc. - Class A (a) (b)	38,554	1,182,837
Discovery, Inc. - Class C (a)	68,678	1,990,288
DISH Network Corp. - Class A (a)	56,798	2,374,156
Fox Corp. - Class A (b)	74,737	2,774,985
Fox Corp. - Class B	34,738	1,222,778

Media—(Continued)
Interpublic Group of Cos., Inc. (The) (b)	89,925	2,921,663
News Corp. - Class A	89,423	2,304,431
News Corp. - Class B	27,837	677,831
Omnicom Group, Inc. (b)	49,167	3,932,868
ViacomCBS, Inc. - Class B	138,436	6,257,307

		108,115,311

Metals & Mining—0.4%
Freeport-McMoRan, Inc.	335,017	12,432,481
Newmont Corp. (b)	183,144	11,607,667
Nucor Corp. (b)	68,406	6,562,187

		30,602,335

Multi-Utilities—0.7%
Ameren Corp. (b)	58,419	4,675,857
CenterPoint Energy, Inc. (b)	132,700	3,253,804
CMS Energy Corp.	66,170	3,909,324
Consolidated Edison, Inc.	78,366	5,620,409
Dominion Energy, Inc.	184,370	13,564,101
DTE Energy Co.	44,285	5,739,336
NiSource, Inc.	89,660	2,196,670
Public Service Enterprise Group, Inc.	115,463	6,897,760
Sempra Energy	72,024	9,541,739
WEC Energy Group, Inc.	72,108	6,414,007

		61,813,007

Multiline Retail—0.5%
Dollar General Corp.	53,996	11,684,194
Dollar Tree, Inc. (a)	53,024	5,275,888
Target Corp.	113,093	27,339,102

		44,299,184

Oil, Gas & Consumable Fuels—2.6%
APA Corp.	86,404	1,868,918
Cabot Oil & Gas Corp. (b)	91,362	1,595,181
Chevron Corp.	441,826	46,276,855
ConocoPhillips	308,475	18,786,127
Devon Energy Corp. (b)	136,169	3,974,773
Diamondback Energy, Inc.	41,375	3,884,699
EOG Resources, Inc.	133,411	11,131,814
Exxon Mobil Corp. (b)	967,781	61,047,625
Hess Corp.	62,749	5,479,243
Kinder Morgan, Inc.	445,205	8,116,087
Marathon Oil Corp.	180,170	2,453,915
Marathon Petroleum Corp.	145,630	8,798,965
Occidental Petroleum Corp.	192,040	6,005,091
ONEOK, Inc.	101,849	5,666,878
Phillips 66	100,095	8,590,153
Pioneer Natural Resources Co. (b)	52,978	8,609,985
Valero Energy Corp. (b)	93,441	7,295,873
Williams Cos., Inc. (The)	277,692	7,372,723

		216,954,905

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	53,011	16,861,739

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—3.6%
Bristol-Myers Squibb Co.	510,672	$34,123,103
Catalent, Inc. (a)	38,939	4,210,085
Eli Lilly and Co.	181,962	41,763,918
Johnson & Johnson	601,990	99,171,833
Merck & Co., Inc.	578,825	45,015,220
Organon & Co. (a)	57,842	1,750,299
Perrigo Co. plc	30,529	1,399,755
Pfizer, Inc.	1,279,625	50,110,115
Viatris, Inc.	276,297	3,948,284
Zoetis, Inc.	108,531	20,225,837

		301,718,449

Professional Services—0.4%
Equifax, Inc.	27,821	6,663,408
IHS Markit, Ltd.	85,636	9,647,752
Jacobs Engineering Group, Inc.	29,766	3,971,380
Leidos Holdings, Inc.	30,388	3,072,227
Nielsen Holdings plc	81,951	2,021,731
Robert Half International, Inc. (b)	25,781	2,293,735
Verisk Analytics, Inc.	37,053	6,473,900

		34,144,133

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a)	76,730	6,578,063

Road & Rail—1.0%
CSX Corp.	519,420	16,662,994
J.B. Hunt Transport Services, Inc.	19,083	3,109,575
Kansas City Southern	20,787	5,890,412
Norfolk Southern Corp.	57,205	15,182,779
Old Dominion Freight Line, Inc.	21,738	5,517,104
Union Pacific Corp.	151,859	33,398,350

		79,761,214

Semiconductors & Semiconductor Equipment—5.7%
Advanced Micro Devices, Inc. (a) (b)	277,752	26,089,245
Analog Devices, Inc.	84,313	14,515,326
Applied Materials, Inc.	209,776	29,872,102
Broadcom, Inc. (b)	93,338	44,507,292
Enphase Energy, Inc. (a) (b)	31,020	5,696,203
Intel Corp.	923,081	51,821,767
KLA Corp.	35,040	11,360,318
Lam Research Corp.	32,603	21,214,772
Maxim Integrated Products, Inc.	61,347	6,463,520
Microchip Technology, Inc.	62,528	9,362,943
Micron Technology, Inc. (a)	256,354	21,784,963
Monolithic Power Systems, Inc. (b)	9,832	3,671,760
NVIDIA Corp.	142,417	113,947,842
NXP Semiconductors NV	63,036	12,967,766
Qorvo, Inc. (a) (b)	25,737	5,035,444
QUALCOMM, Inc.	257,859	36,855,787
Skyworks Solutions, Inc.	37,740	7,236,645
Teradyne, Inc. (b)	38,008	5,091,552
Texas Instruments, Inc.	211,116	40,597,607
Xilinx, Inc.	56,198	8,128,479

		476,221,333

Software—8.8%
Adobe, Inc. (a)	109,270	63,992,883
ANSYS, Inc. (a)	19,923	6,914,476
Autodesk, Inc. (a)	50,295	14,681,111
Cadence Design Systems, Inc. (a)	63,611	8,703,257
Citrix Systems, Inc.	28,384	3,328,592
Fortinet, Inc. (a)	30,987	7,380,794
Intuit, Inc.	62,467	30,619,449
Microsoft Corp.	1,721,708	466,410,697
NortonLifeLock, Inc.	132,574	3,608,664
Oracle Corp.	415,278	32,325,240
Paycom Software, Inc. (a)	11,230	4,081,768
PTC, Inc. (a) (b)	24,041	3,396,032
Salesforce.com, Inc. (a)	211,682	51,707,562
ServiceNow, Inc. (a)	45,137	24,805,038
Synopsys, Inc. (a)	34,874	9,617,900
Tyler Technologies, Inc. (a) (b)	9,313	4,212,922

		735,786,385

Specialty Retail—2.2%
Advance Auto Parts, Inc. (b)	14,959	3,068,689
AutoZone, Inc. (a) (b)	4,943	7,376,043
Best Buy Co., Inc.	50,959	5,859,266
CarMax, Inc. (a) (b)	37,296	4,816,778
Gap, Inc. (The) (b)	47,475	1,597,534
Home Depot, Inc. (The) (b)	243,059	77,509,085
L Brands, Inc.	53,554	3,859,101
Lowe’s Cos., Inc. (b)	161,594	31,344,388
O’Reilly Automotive, Inc. (a)	15,948	9,029,917
Ross Stores, Inc.	81,520	10,108,480
TJX Cos., Inc. (The)	275,688	18,586,885
Tractor Supply Co. (b)	26,347	4,902,123
Ulta Beauty, Inc. (a) (b)	12,518	4,328,349

		182,386,638

Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	3,585,883	491,122,536
Hewlett Packard Enterprise Co. (b)	298,533	4,352,611
HP, Inc.	274,605	8,290,325
NetApp, Inc. (b)	50,886	4,163,492
Seagate Technology Holdings plc	45,518	4,002,398
Western Digital Corp. (a)	70,054	4,985,743

		516,917,105

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (b)	79,807	1,489,997
NIKE, Inc. - Class B	291,453	45,026,574
PVH Corp. (a)	16,291	1,752,749
Ralph Lauren Corp.	11,029	1,299,326
Tapestry, Inc. (a)	63,746	2,771,676
Under Armour, Inc. - Class A (a)	43,118	911,946
Under Armour, Inc. - Class C (a)	44,917	834,109
VF Corp.	73,509	6,030,678

		60,117,055

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Tobacco—0.7%
Altria Group, Inc.	423,053	$20,171,167
Philip Morris International, Inc.	356,279	35,310,812

		55,481,979

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	131,293	6,827,236
United Rentals, Inc. (a)	16,546	5,278,339
WW Grainger, Inc.	10,007	4,383,066

		16,488,641

Water Utilities—0.1%
American Water Works Co., Inc.	41,483	6,393,775

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a) (b)	133,964	19,402,006

Total Common Stocks (Cost $2,900,297,507)		8,303,786,363

Mutual Funds—0.3%

Investment Company Securities—0.3%
SPDR S&P 500 ETF Trust (b) (Cost $24,895,020)	60,000	25,683,600

Short-Term Investments—0.3%

Discount Note—0.0%
Federal Home Loan Bank 0.010%, 07/14/21 (e)	450,000	449,995

U.S. Treasury—0.3%
U.S. Treasury Bills
Zero Coupon, 07/01/21 (e)	4,300,000	4,300,000
0.022%, 08/26/21 (e)	22,300,000	22,298,456

		26,598,456

Total Short-Term Investments (Cost $27,049,223)		27,048,451

Securities Lending Reinvestments (f)—6.7%

Certificates of Deposit—1.8%
Agricultural Bank of China 0.100%, 07/01/21	1,000,000	999,999
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (g)	11,000,000	11,000,137
Barclays Bank plc 0.100%, 09/09/21	15,000,000	14,998,815
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (g)	5,000,000	5,001,450
Credit Industriel et Commercial Zero Coupon, 10/12/21	19,991,121	19,991,800

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	3,998,263	3,999,360
Zero Coupon, 08/13/21	9,995,785	9,998,400
Zero Coupon, 09/07/21	1,999,336	1,999,460
Mizuho Bank, Ltd. 0.200%, 09/14/21	10,000,000	10,001,260
MUFG Bank Ltd. 0.170%, 07/22/21	5,000,000	5,000,150
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (g)	5,000,000	5,000,885
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (g)	15,000,000	14,999,970
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	9,993,227	9,998,500
Zero Coupon, 09/14/21	2,998,414	2,999,100
Zero Coupon, 09/20/21	9,987,358	9,996,800
Svenska Handelsbanken AB
0.145%, 3M LIBOR + 0.020%, 09/17/21 (g)	4,000,000	4,000,080
0.220%, 3M LIBOR + 0.070%, 11/19/21 (g)	2,000,000	2,000,484
Toronto-Dominion Bank
0.267%, 3M LIBOR + 0.070%, 10/08/21 (g)	6,000,000	5,999,469
0.330%, 3M LIBOR + 0.130%, 07/02/21 (g)	10,000,000	10,000,080

		147,986,199

Commercial Paper—0.1%
Antalis S.A. 0.200%, 07/06/21	4,997,444	4,999,880

Master Demand Notes—0.1%
Natixis Financial Products LLC 0.310%, OBFR + 0.230%, 07/01/21 (g)	9,000,000	9,000,000
0.330%, OBFR + 0.250%, 07/01/21 (g)	1,000,000	1,000,000

		10,000,000

Repurchase Agreements—2.5%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $8,002,800; collateralized by various Common Stock with an aggregate market value of $8,890,677.	8,000,000	8,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $12,481,080; collateralized by U.S. Treasury Bond at 2.875%, maturity 05/15/49, and an aggregate market value of $12,730,686.	12,481,063	12,481,063
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $11,000,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $11,220,004.	11,000,000	11,000,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $20,008,361; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $21,990,556.	20,000,000	$20,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $20,008,361; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $21,964,549.	20,000,000	20,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $7,300,034; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $7,446,006.	7,300,000	7,300,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $35,000,097; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $35,714,386.	35,000,000	35,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $30,001,225; collateralized by various Common Stock with an aggregate market value of $33,333,528.	30,000,000	30,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $11,111,115.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $900,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,000,000.	900,000	900,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $9,800,495; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $10,890,813.	9,800,000	9,800,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $24,700,124; collateralized by various Common Stock with an aggregate market value of $27,445,016.	24,700,000	24,700,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $12,400,064; collateralized by various Common Stock with an aggregate market value of $13,778,216.	12,400,000	12,400,000

		211,581,063

Time Deposits—1.2%
ABN AMRO Bank NV 0.080%, 07/01/21	1,000,000	1,000,000
DZ Bank AG 0.040%, 07/01/21	20,000,000	20,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	25,000,000	25,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (g)	16,000,000	16,000,000
Rabobank (New York) 0.050%, 07/01/21	20,000,000	20,000,000
Royal Bank of Canada 0.030%, 07/01/21	20,000,000	20,000,000

		102,000,000

Mutual Funds—1.0%
AB Government Money Market Portfolio, Institutional Class 0.010% (h)	9,692,675	9,692,675
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	40,000,000	40,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	16,586,426	16,586,426
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	20,000,000	20,000,000

		86,279,101

Total Securities Lending Reinvestments (Cost $562,840,621)		562,846,243

Total Investments—106.7% (Cost $3,515,082,371)		8,919,364,657
Other assets and liabilities (net)—(6.7)%		(561,670,117)

Net Assets—100.0%		$8,357,694,540

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $553,508,368 and the collateral received consisted of cash in the amount of $562,821,112 and non-cash collateral with a value of $804,354. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $50,264,248.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/17/21	136	USD	29,162,480	$491,436

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$8,303,786,363	$—	$—	$8,303,786,363
Total Mutual Funds*	25,683,600	—	—	25,683,600
Total Short-Term Investments*	—	27,048,451	—	27,048,451
Securities Lending Reinvestments
Certificates of Deposit	—	147,986,199	—	147,986,199
Commercial Paper	—	4,999,880	—	4,999,880
Master Demand Notes	—	10,000,000	—	10,000,000
Repurchase Agreements	—	211,581,063	—	211,581,063
Time Deposits	—	102,000,000	—	102,000,000
Mutual Funds	86,279,101	—	—	86,279,101
Total Securities Lending Reinvestments	86,279,101	476,567,142	—	562,846,243
Total Investments	$8,415,749,064	$503,615,593	$—	$8,919,364,657

Collateral for Securities Loaned (Liability)	$—	$(562,821,112)	$—	$(562,821,112)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$491,436	$—	$—	$491,436

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$8,909,184,172
Affiliated investments at value (c)	10,180,485
Cash	58,929
Receivable for:
Investments sold	7,271,653
Fund shares sold	538,708
Dividends	5,002,189
Variation margin on futures contracts	44,900

Total Assets	8,932,281,036
Liabilities
Collateral for securities loaned	562,821,112
Payables for:
Fund shares redeemed	8,778,064
Accrued Expenses:
Management fees	1,610,115
Distribution and service fees	502,029
Deferred trustees’ fees	188,674
Other expenses	686,502

Total Liabilities	574,586,496

Net Assets	$8,357,694,540

Net Assets Consist of:
Paid in surplus	$2,721,046,228
Distributable earnings (Accumulated losses)	5,636,648,312

Net Assets	$8,357,694,540

Net Assets
Class A	$5,800,589,608
Class B	2,326,156,111
Class D	52,493,154
Class E	154,381,331
Class G	24,074,336
Capital Shares Outstanding*
Class A	90,006,784
Class B	38,051,219
Class D	816,991
Class E	2,417,346
Class G	395,012
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$64.45
Class B	61.13
Class D	64.25
Class E	63.86
Class G	60.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,508,637,744.
(b)	Includes securities loaned at value of $553,508,368.
(c)	Identified cost of affiliated investments was $6,444,627.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$58,234,615
Dividends from affiliated investments	168,053
Interest	2,421
Securities lending income	327,770

Total investment income	58,732,859
Expenses
Management fees	9,964,190
Administration fees	133,189
Custodian and accounting fees	170,520
Distribution and service fees—Class B	2,789,338
Distribution and service fees—Class D	24,924
Distribution and service fees—Class E	110,354
Distribution and service fees—Class G	35,706
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	111,377
Insurance	27,002
Miscellaneous	409,052

Total expenses	13,849,311
Less management fee waiver	(511,071)

Net expenses	13,338,240

Net Investment Income	45,394,619

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	295,062,994
Affiliated investments	307,595
Futures contracts	4,033,344

Net realized gain (loss)	299,403,933

Net change in unrealized appreciation (depreciation) on:
Investments	781,654,445
Affiliated investments	2,066,098
Futures contracts	(291,990)

Net change in unrealized appreciation (depreciation)	783,428,553

Net realized and unrealized gain (loss)	1,082,832,486

Net Increase (Decrease) in Net Assets From Operations	$1,128,227,105

(a)	Net of foreign withholding taxes of $5,334.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$45,394,619	$107,209,289
Net realized gain (loss)	299,403,933	508,300,863
Net change in unrealized appreciation (depreciation)	783,428,553	579,883,607

Increase (decrease) in net assets from operations	1,128,227,105	1,195,393,759

From Distributions to Shareholders
Class A	(437,546,689)	(383,220,545)
Class B	(179,928,270)	(162,118,917)
Class D	(3,929,655)	(3,552,544)
Class E	(11,543,564)	(10,616,328)
Class G	(1,882,826)	(1,683,905)

Total distributions	(634,831,004)	(561,192,239)

Increase (decrease) in net assets from capital share transactions	171,760,514	(128,852,663)

Total increase (decrease) in net assets	665,156,615	505,348,857

Net Assets
Beginning of period	7,692,537,925	7,187,189,068

End of period	$8,357,694,540	$7,692,537,925

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,223,741	$80,247,718	2,829,332	$145,389,476
Reinvestments	6,910,086	437,546,689	7,800,133	383,220,545
Redemptions	(5,887,324)	(382,768,206)	(10,928,337)	(582,463,022)

Net increase (decrease)	2,246,503	$135,026,201	(298,872)	$(53,853,001)

Class B
Sales	1,116,529	$67,994,243	3,029,360	$147,000,617
Reinvestments	2,995,310	179,928,270	3,462,600	162,118,917
Redemptions	(3,469,390)	(213,745,929)	(7,249,806)	(370,786,349)

Net increase (decrease)	642,449	$34,176,584	(757,846)	$(61,666,815)

Class D
Sales	153,554	$10,205,324	14,100	$766,611
Reinvestments	62,237	3,929,655	72,501	3,552,544
Redemptions	(194,574)	(12,843,225)	(156,348)	(8,456,122)

Net increase (decrease)	21,217	$1,291,754	(69,747)	$(4,136,967)

Class E
Sales	28,619	$1,811,076	77,685	$3,775,803
Reinvestments	183,932	11,543,564	217,860	10,616,328
Redemptions	(180,941)	(11,516,288)	(432,402)	(23,095,508)

Net increase (decrease)	31,610	$1,838,352	(136,857)	$(8,703,377)

Class G
Sales	3,546	$217,215	28,232	$1,360,070
Reinvestments	31,438	1,882,826	36,066	1,683,905
Redemptions	(43,129)	(2,672,418)	(70,382)	(3,536,478)

Net increase (decrease)	(8,145)	$(572,377)	(6,084)	$(492,503)

Increase (decrease) derived from capital shares transactions		$171,760,514		$(128,852,663)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$60.62		$56.03	$47.25	$53.40	$46.03	$44.04

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39		0.87	1.02	1.01	0.92	0.89
Net realized and unrealized gain (loss)	8.68		8.22	13.01	(3.11)	8.74	3.98

Total income (loss) from investment operations	9.07		9.09	14.03	(2.10)	9.66	4.87

Less Distributions
Distributions from net investment income	(1.04)		(1.04)	(1.17)	(0.98)	(0.89)	(0.90)
Distributions from net realized capital gains	(4.20)		(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(5.24)		(4.50)	(5.25)	(4.05)	(2.29)	(2.88)

Net Asset Value, End of Period	$64.45		$60.62	$56.03	$47.25	$53.40	$46.03

Total Return (%) (b)	15.10	(c)	18.10	31.15	(4.60)	21.54	11.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	(d)	0.28	0.28	0.28	0.28	0.27
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.27	0.27	0.27	0.26	0.26
Ratio of net investment income (loss) to average net assets (%)	1.21	(d)	1.63	1.95	1.90	1.86	2.02
Portfolio turnover rate (%)	5	(c)	13	12	14	11	8
Net assets, end of period (in millions)	$5,800.6		$5,319.9	$4,933.6	$4,117.9	$4,762.6	$4,347.5

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$57.69		$53.53	$45.34	$51.39	$44.37	$42.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29		0.71	0.85	0.84	0.77	0.75
Net realized and unrealized gain (loss)	8.25		7.82	12.45	(2.97)	8.42	3.84

Total income (loss) from investment operations	8.54		8.53	13.30	(2.13)	9.19	4.59

Less Distributions
Distributions from net investment income	(0.90)		(0.91)	(1.03)	(0.85)	(0.77)	(0.79)
Distributions from net realized capital gains	(4.20)		(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(5.10)		(4.37)	(5.11)	(3.92)	(2.17)	(2.77)

Net Asset Value, End of Period	$61.13		$57.69	$53.53	$45.34	$51.39	$44.37

Total Return (%) (b)	14.95	(c)	17.83	30.80	(4.83)	21.23	11.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.53	0.53	0.53	0.53	0.52
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.52	0.52	0.52	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.96	(d)	1.38	1.70	1.65	1.61	1.77
Portfolio turnover rate (%)	5	(c)	13	12	14	11	8
Net assets, end of period (in millions)	$2,326.2		$2,158.0	$2,043.2	$1,779.4	$2,123.5	$1,988.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$60.43		$55.86	$47.11	$53.24	$45.90	$43.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36		0.82	0.96	0.95	0.87	0.84
Net realized and unrealized gain (loss)	8.64		8.19	12.98	(3.09)	8.71	3.97

Total income (loss) from investment operations	9.00		9.01	13.94	(2.14)	9.58	4.81

Less Distributions
Distributions from net investment income	(0.98)		(0.98)	(1.11)	(0.92)	(0.84)	(0.86)
Distributions from net realized capital gains	(4.20)		(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(5.18)		(4.44)	(5.19)	(3.99)	(2.24)	(2.84)

Net Asset Value, End of Period	$64.25		$60.43	$55.86	$47.11	$53.24	$45.90

Total Return (%) (b)	15.03	(c)	17.99	31.03	(4.69)	21.41	11.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.38	0.38	0.38	0.38	0.37
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.37	0.37	0.37	0.36	0.36
Ratio of net investment income (loss) to average net assets (%)	1.11	(d)	1.54	1.85	1.80	1.77	1.92
Portfolio turnover rate (%)	5	(c)	13	12	14	11	8
Net assets, end of period (in millions)	$52.5		$48.1	$48.3	$45.1	$57.0	$64.3

	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$60.08		$55.56	$46.88	$53.01	$45.71	$43.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34		0.79	0.93	0.92	0.84	0.81
Net realized and unrealized gain (loss)	8.59		8.14	12.91	(3.08)	8.68	3.97

Total income (loss) from investment operations	8.93		8.93	13.84	(2.16)	9.52	4.78

Less Distributions
Distributions from net investment income	(0.95)		(0.95)	(1.08)	(0.90)	(0.82)	(0.84)
Distributions from net realized capital gains	(4.20)		(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(5.15)		(4.41)	(5.16)	(3.97)	(2.22)	(2.82)

Net Asset Value, End of Period	$63.86		$60.08	$55.56	$46.88	$53.01	$45.71

Total Return (%) (b)	15.01	(c)	17.93	30.93	(4.72)	21.35	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(d)	0.43	0.43	0.43	0.43	0.42
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.42	0.42	0.42	0.41	0.41
Ratio of net investment income (loss) to average net assets (%)	1.06	(d)	1.48	1.80	1.75	1.71	1.87
Portfolio turnover rate (%)	5	(c)	13	12	14	11	8
Net assets, end of period (in millions)	$154.4		$143.3	$140.2	$125.2	$152.3	$144.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$57.51		$53.39	$45.24	$51.30	$44.29	$42.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28		0.68	0.82	0.82	0.75	0.73
Net realized and unrealized gain (loss)	8.23		7.78	12.44	(2.98)	8.40	3.83

Total income (loss) from investment operations	8.51		8.46	13.26	(2.16)	9.15	4.56

Less Distributions
Distributions from net investment income	(0.87)		(0.88)	(1.03)	(0.83)	(0.74)	(0.77)
Distributions from net realized capital gains	(4.20)		(3.46)	(4.08)	(3.07)	(1.40)	(1.98)

Total distributions	(5.07)		(4.34)	(5.11)	(3.90)	(2.14)	(2.75)

Net Asset Value, End of Period	$60.95		$57.51	$53.39	$45.24	$51.30	$44.29

Total Return (%) (b)	14.94	(c)	17.74	30.77	(4.89)	21.18	11.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.57	0.57	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	0.91	(d)	1.33	1.65	1.60	1.57	1.72
Portfolio turnover rate (%)	5	(c)	13	12	14	11	8
Net assets, end of period (in millions)	$24.1		$23.2	$21.8	$16.3	$18.9	$14.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $211,581,063, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(541,543,919)	$—	$—	$—	$(541,543,919)
Mutual Funds	(21,277,193)	—	—	—	(21,277,193)
Total Borrowings	$(562,821,112)	$—	$—	$—	$(562,821,112)
Gross amount of recognized liabilities for securities lending transactions					$(562,821,112)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$491,436

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$4,033,344

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(291,990)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$27,582,963

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$415,238,526	$0	$828,646,549

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $9,964,190.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2021 were $286,065.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held at June 30, 2021
MetLife, Inc.	$8,605,466	$—	$(798,674)	$307,595	$2,066,098	$10,180,485	$168,053	170,100

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$3,599,254,944

Gross unrealized appreciation	5,503,949,190
Gross unrealized depreciation	(183,348,041)

Net unrealized appreciation (depreciation)	$5,320,601,149

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$140,291,507	$140,891,943	$420,900,732	$510,009,332	$561,192,239	$650,901,275

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$130,827,911	$483,916,797	$4,528,687,232	$—	$5,143,431,940

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 9.37%, 9.23%, 9.29%, and 9.26%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg Barclays U.S. Aggregate Bond Index², returned 15.25% and -1.60%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 8.28%.

MARKET ENVIRONMENT / CONDITIONS

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, developed central banks maintained many of the programs put in place during the initial wave of the pandemic to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies—a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Though most major central banks view the inflation uptick as transitory, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the blended benchmark during the first half of 2021. Overall, the equity portion of the Portfolio outperformed the S&P 500 Index and the fixed income portion outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, a combination of overweighting and stock selection in the Financials sector aided relative performance. Here, the Portfolio’s overweight holdings of financial services firms Goldman Sachs Group, Charles Schwab and Bank of America helped relative returns.

An underweight allocation and stock selection in the Consumer Discretionary sector also benefited relative performance. Here, avoiding poor-performing internet retailer Amazon.com and electric vehicle manufacturer Tesla positively impacted relative results.

Individual stocks that benefited relative returns included an underweight position in computer and personal electronics maker Apple and overweight positions in automotive components supplier Johnson Controls International, global integrated energy company Hess and semiconductor chips and electronics engineering solutions provider Applied Materials. Additionally, avoiding poor-performing diversified entertainment company Walt Disney supported relative returns as the stock underperformed during the reporting period.

Within the fixed income portion of the Portfolio, the Portfolio’s average duration underweight contributed as the U.S. Treasury curve steepened (the spreads between the yields on short-term Treasury bonds and long-term Treasury bonds increased) over the period. Positioning in Agency Mortgage-Backed Securities (“MBS”) and Treasuries (underweight versus the Bloomberg Barclays U.S. Aggregate Bond Index, with good selection as well) was additive to relative return, as was an overweight to corporate bonds. Within Corporates, a down-in-quality bias (e.g., favoring BBB-rated over AA and A-rated debt) was helpful to relative return as well. An overweight to structured product added to relative performance, driven by Commercial Mortgage-Backed Securities (“CMBS”) and to a lesser extent, Collateralized Loan Obligations (“CLOs”).

Within the equity portion of the Portfolio, a combination of stock selection and underweighting the Communication Services sector held back performance relative to the S&P 500 Index. Within this sector, an underweight position in technology company Alphabet and not owning social networking service provider Facebook hurt relative results as both stocks outperformed the benchmark during the reporting period. The Portfolio’s overweight holding of cable services provider Comcast also hindered relative results.

Security selection and an overweight position in the Health Care sector also detracted from relative results led by the Portfolio’s overweight position in diversified medical products maker Johnson & Johnson.

Elsewhere, not owning strong-performing computer graphics processor maker NVIDIA and integrated oil and gas company Exxon Mobil hindered relative returns. The Portfolio’s holding of utility company PG&E also dampened relative performance. The Portfolio exited PG&E during the period. Additionally, overweight holdings of industrial conglomerate Honeywell International and financial technology services provider Fiserv and an underweight to software giant Microsoft weakened relative results.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Within the fixed income portion of the Portfolio, security selection within corporate bonds, particularly among BBB-rated industrial sector bonds weighed on results relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

For the six months ended June 30, 2021, the equity portion of the Portfolio’s exposure to Financials, Communication Services and Materials increased. In contrast, the exposure to Information Technology, Health Care and Utilities declined. At the end of the period, the Portfolio had its largest overweight positions in Financials, Industrials and Health Care. In contrast, the Portfolio was most underweight Information Technology, Consumer Discretionary and Communication Services.

For the six months ended June 30, 2021, the fixed income portion of the Portfolio reduced Corporate Credit exposure, to a large extent, in the first quarter of 2021. The primary focus was on selling longer-maturity Investment Grade (“IG”) Corporates that were added in the spring of 2020 that came to market offering a generous liquidity discount. Over the period, given the decreased allocation to Credit, exposure to Treasuries increased. In the second quarter, as spreads continued to compress and valuations were full across spread sectors, the focus was on optimizing risk exposures across the Portfolio, while continuing to look for attractive idiosyncratic security-level opportunities. Over the period, the Portfolio increased exposure to CLOs. The CLOs we focused on generally offer spreads comparable to or wider than those of the Portfolio’s IG Corporates, with higher quality and less duration. At the end of the period, the fixed income portion of the Portfolio was underweight duration by approximately four-tenths of a year relative to the benchmark, as we believe the risk to rates remained asymmetrically skewed to the upside. The Portfolio was underweight Treasuries and Agency MBS. The Portfolio was overweight corporate bonds, primarily due to an overweight in BBB-rated issues. Additionally, the Portfolio was overweight securitized debt (e.g., CMBS, CLOs and Asset-Backed Securities).

Steven Gorham

Joshua Marston

Robert Persons^

Johnathan Munko

Henry Peabody

Alexander Mackey

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Robert Persons relinquished his portfolio management duties for the Portfolio effective June 30, 2021.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	9.37	25.03	9.65	9.00
Class B	9.23	24.72	9.38	8.73
Class E	9.29	24.85	9.49	8.83
Class F	9.26	24.79	9.43	8.78
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39
S&P 500 Index	15.25	40.79	17.65	14.84
Blended Index	8.28	23.02	11.90	10.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Equity Sectors

% of Net Assets
Financials	14.8
Health Care	10.0
Industrials	9.3
Information Technology	8.1
Consumer Staples	5.2

Top Equity Holdings

% of Net Assets
Goldman Sachs Group, Inc. (The)	2.3
Microsoft Corp.	2.1
Comcast Corp.	2.0
JPMorgan Chase & Co.	1.7
Johnson & Johnson	1.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	20.9
Corporate Bonds & Notes	13.0
Mortgage-Backed Securities	2.8
Asset-Backed Securities	2.6
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	7.6
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.0
U.S. Treasury Bonds	2.7
Fannie Mae 30 Yr. Pool	2.2
Ginnie Mae II 30 Yr. Pool	1.6

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.60%	$1,000.00	$1,093.70	$3.11
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$1,092.30	$4.41
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E (a)	Actual	0.75%	$1,000.00	$1,092.90	$3.89
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class F (a)	Actual	0.80%	$1,000.00	$1,092.60	$4.15
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—58.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
L3Harris Technologies, Inc.	22,468	$4,856,458
Lockheed Martin Corp.	6,600	2,497,110
Northrop Grumman Corp.	9,074	3,297,764

		10,651,332

Air Freight & Logistics—0.3%
United Parcel Service, Inc. - Class B	9,388	1,952,422

Auto Components—0.7%
Aptiv plc (a)	8,502	1,337,620
Lear Corp.	24,823	4,350,975

		5,688,595

Banks—5.5%
Bank of America Corp.	253,058	10,433,582
JPMorgan Chase & Co.	84,592	13,157,440
PNC Financial Services Group, Inc. (The)	27,978	5,337,083
Truist Financial Corp.	172,308	9,563,094
U.S. Bancorp	81,490	4,642,485

		43,133,684

Beverages—0.9%
Constellation Brands, Inc. - Class A	9,386	2,195,292
Diageo plc	52,213	2,502,230
PepsiCo, Inc.	14,697	2,177,654

		6,875,176

Biotechnology—0.3%
Vertex Pharmaceuticals, Inc. (a)	12,888	2,598,607

Building Products—2.4%
Johnson Controls International plc	136,644	9,377,878
Masco Corp.	110,076	6,484,577
Trane Technologies plc	16,126	2,969,442

		18,831,897

Capital Markets—6.2%
BlackRock, Inc.	3,064	2,680,908
Cboe Global Markets, Inc.	22,847	2,719,935
Charles Schwab Corp. (The)	167,376	12,186,647
Goldman Sachs Group, Inc. (The)	46,618	17,692,930
Invesco, Ltd.	90,664	2,423,449
Morgan Stanley	57,121	5,237,424
Nasdaq, Inc.	16,025	2,817,195
Northern Trust Corp.	22,928	2,650,935

		48,409,423

Chemicals—1.5%
Axalta Coating Systems, Ltd. (a)	109,255	3,331,185
DuPont de Nemours, Inc.	34,496	2,670,335
PPG Industries, Inc.	33,348	5,661,490

		11,663,010

Construction Materials—0.2%
Vulcan Materials Co.	9,115	1,586,648

Distributors—0.5%
LKQ Corp. (a)	76,122	3,746,725

Electric Utilities—2.2%
Duke Energy Corp.	58,789	5,803,650
Exelon Corp.	65,645	2,908,730
PG&E Corp. (a)	257,454	2,618,307
Pinnacle West Capital Corp. (b)	18,696	1,532,511
Southern Co. (The)	75,199	4,550,292

		17,413,490

Electrical Equipment—1.3%
Eaton Corp. plc	70,774	10,487,291

Entertainment—0.3%
Electronic Arts, Inc.	17,839	2,565,783

Equity Real Estate Investment Trusts—0.3%
STORE Capital Corp. (b)	75,721	2,613,132

Food & Staples Retailing—0.6%
Walmart, Inc.	35,019	4,938,379

Food Products—1.9%
Archer-Daniels-Midland Co.	46,254	2,802,992
Danone S.A.	34,663	2,441,242
General Mills, Inc.	37,660	2,294,624
J.M. Smucker Co. (The) (b)	10,735	1,390,934
Mondelez International, Inc. - Class A	31,063	1,939,574
Nestle S.A.	31,308	3,898,953

		14,768,319

Health Care Equipment & Supplies—2.3%
Becton Dickinson & Co.	9,352	2,274,313
Danaher Corp.	28,748	7,714,813
Medtronic plc	65,199	8,093,152

		18,082,278

Health Care Providers & Services—2.6%
Cigna Corp.	47,437	11,245,889
McKesson Corp.	22,824	4,364,862
Quest Diagnostics, Inc.	33,678	4,444,486

		20,055,237

Hotels, Restaurants & Leisure—0.2%
Wendy’s Co. (The)	62,065	1,453,562

Household Products—0.7%
Colgate-Palmolive Co.	35,176	2,861,567
Kimberly-Clark Corp.	17,192	2,299,946

		5,161,513

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—1.5%
3M Co.	18,859	$3,745,963
Honeywell International, Inc.	37,030	8,122,531

		11,868,494

Insurance—3.1%
Aon plc - Class A	26,785	6,395,187
Chubb, Ltd.	40,804	6,485,388
Marsh & McLennan Cos., Inc.	17,637	2,481,173
Travelers Cos., Inc. (The)	27,795	4,161,189
Willis Towers Watson plc	18,560	4,269,171

		23,792,108

Interactive Media & Services—0.5%
Alphabet, Inc. - Class A (a)	1,499	3,660,243

Internet & Direct Marketing Retail—0.2%
Booking Holdings, Inc. (a)	512	1,120,302

IT Services—2.2%
Accenture plc - Class A	19,488	5,744,867
Amdocs, Ltd.	39,002	3,017,195
Cognizant Technology Solutions Corp. - Class A	16,738	1,159,274
Fidelity National Information Services, Inc.	26,754	3,790,239
Fiserv, Inc. (a)	34,417	3,678,833

		17,390,408

Life Sciences Tools & Services—0.7%
ICON plc (a) (b)	8,658	1,789,695
Thermo Fisher Scientific, Inc.	6,771	3,415,767

		5,205,462

Machinery—1.1%
Ingersoll Rand, Inc. (a)	72,152	3,521,739
Otis Worldwide Corp.	15,286	1,249,936
PACCAR, Inc.	12,759	1,138,741
Stanley Black & Decker, Inc.	12,901	2,644,576

		8,554,992

Media—2.3%
Comcast Corp. - Class A	271,406	15,475,570
Discovery, Inc. - Class C (a) (b)	63,005	1,825,885
Omnicom Group, Inc.	9,795	783,502

		18,084,957

Metals & Mining—0.2%
Rio Tinto plc	19,954	1,642,750

Oil, Gas & Consumable Fuels—1.2%
ConocoPhillips (b)	40,124	2,443,552
Hess Corp.	48,422	4,228,209
Pioneer Natural Resources Co.	7,990	1,298,535
Valero Energy Corp.	19,003	1,483,754

		9,454,050

Pharmaceuticals—3.7%
Bayer AG	20,320	1,234,271
Johnson & Johnson	79,470	13,091,888
Merck & Co., Inc.	126,200	9,814,574
Organon & Co. (a)	41,798	1,264,808
Roche Holding AG	10,008	3,771,721

		29,177,262

Professional Services—0.3%
Equifax, Inc.	9,958	2,385,041

Road & Rail—1.0%
Union Pacific Corp.	36,605	8,050,538

Semiconductors & Semiconductor Equipment—3.1%
Applied Materials, Inc.	30,890	4,398,736
Intel Corp.	106,556	5,982,054
NXP Semiconductors NV	18,031	3,709,337
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	34,941	4,198,511
Texas Instruments, Inc.	31,503	6,058,027

		24,346,665

Software—2.5%
Microsoft Corp.	59,883	16,222,304
Oracle Corp.	36,864	2,869,494

		19,091,798

Specialty Retail—0.5%
Home Depot, Inc. (The)	13,012	4,149,397

Tobacco—1.1%
Philip Morris International, Inc.	82,250	8,151,797

Wireless Telecommunication Services—0.6%
T-Mobile U.S., Inc. (a)	33,064	4,788,659

Total Common Stocks (Cost $300,611,510)		453,591,426

U.S. Treasury & Government Agencies—20.9%

Agency Sponsored Mortgage - Backed—10.6%
Fannie Mae 15 Yr. Pool
2.500%, 11/01/31	30,025	31,461
3.000%, 11/01/28	83,691	88,591
3.000%, 09/01/30	52,663	55,702
3.000%, 12/01/31	709,587	754,267
3.000%, 08/01/33	36,113	38,043
3.000%, 10/01/33	526,259	555,065
3.000%, 12/01/33	81,697	86,204
Fannie Mae 20 Yr. Pool
3.000%, 07/01/37	99,653	104,847
3.000%, 11/01/37	174,487	182,411
3.500%, 04/01/38	168,579	178,321

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	61,122	$61,850
2.000%, 02/01/51	98,215	99,537
2.500%, 02/01/50	331,510	344,494
2.500%, 06/01/50	49,275	51,742
2.500%, 07/01/50	463,765	485,564
3.000%, 09/01/46	127,956	136,226
3.500%, 11/01/41	34,017	36,869
3.500%, 01/01/42	379,220	411,753
3.500%, 01/01/43	130,705	141,657
3.500%, 04/01/43	417,643	451,329
3.500%, 05/01/43	361,890	389,969
3.500%, 07/01/43	530,744	571,704
3.500%, 08/01/43	194,531	210,818
3.500%, 09/01/43	768,811	830,471
3.500%, 02/01/45	597,758	650,498
3.500%, 09/01/45	517,780	555,370
3.500%, 10/01/45	441,597	478,659
3.500%, 01/01/46	152,092	165,099
3.500%, 05/01/46	160,552	173,679
3.500%, 07/01/46	594,319	642,049
4.000%, 09/01/40	390,708	427,246
4.000%, 11/01/40	118,118	129,063
4.000%, 12/01/40	265,934	291,354
4.000%, 02/01/41	133,816	145,779
4.000%, 06/01/41	295,237	323,053
4.000%, 11/01/41	111,879	122,935
4.000%, 01/01/42	744,449	813,846
4.000%, 04/01/42	105,999	115,997
4.000%, 10/01/42	85,792	93,886
4.000%, 12/01/42	98,284	108,076
4.000%, 01/01/43	121,788	132,916
4.000%, 04/01/43	25,528	27,766
4.000%, 05/01/43	203,425	222,295
4.000%, 06/01/43	128,896	140,843
4.000%, 07/01/43	83,444	90,867
4.000%, 04/01/44	68,515	74,963
4.000%, 05/01/44	226,156	246,233
4.000%, 11/01/44	83,132	90,506
4.000%, 06/01/47	300,931	322,132
4.500%, 08/01/33	74,116	81,485
4.500%, 03/01/34	224,596	247,174
4.500%, 01/01/40	61,783	68,155
4.500%, 08/01/40	20,521	22,890
4.500%, 02/01/41	112,874	125,912
4.500%, 04/01/41	225,889	251,831
4.500%, 11/01/42	58,227	64,209
4.500%, 01/01/43	146,513	163,049
4.500%, 04/01/44	869,270	966,594
4.500%, 06/01/44	81,202	90,132
5.000%, 11/01/33	44,108	50,306
5.000%, 03/01/34	37,163	42,315
5.000%, 05/01/34	13,490	15,414
5.000%, 08/01/34	14,316	16,349
5.000%, 09/01/34	57,605	65,737
5.000%, 06/01/35	35,955	41,145

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/35	119,641	136,881
5.000%, 08/01/35	35,608	40,787
5.000%, 09/01/35	27,062	30,998
5.000%, 10/01/35	91,963	105,327
5.000%, 07/01/39	66,332	74,469
5.000%, 10/01/39	43,506	49,170
5.000%, 11/01/39	30,179	34,573
5.000%, 11/01/40	52,573	59,525
5.000%, 03/01/41	30,119	34,402
5.500%, 02/01/33	7,509	8,421
5.500%, 05/01/33	2,010	2,241
5.500%, 06/01/33	81,925	94,280
5.500%, 07/01/33	71,907	82,940
5.500%, 11/01/33	44,552	51,002
5.500%, 12/01/33	10,231	11,405
5.500%, 01/01/34	57,578	64,953
5.500%, 02/01/34	61,139	69,977
5.500%, 03/01/34	20,620	23,308
5.500%, 04/01/34	20,370	22,697
5.500%, 05/01/34	142,389	162,401
5.500%, 06/01/34	178,414	205,852
5.500%, 07/01/34	54,254	61,248
5.500%, 09/01/34	172,567	194,233
5.500%, 10/01/34	189,086	215,156
5.500%, 11/01/34	219,642	250,019
5.500%, 12/01/34	128,208	147,847
5.500%, 01/01/35	156,445	181,118
5.500%, 04/01/35	35,401	40,987
5.500%, 07/01/35	15,156	16,893
5.500%, 08/01/35	6,864	7,644
5.500%, 09/01/35	113,218	131,106
6.000%, 02/01/32	48,654	55,285
6.000%, 03/01/34	12,031	13,769
6.000%, 04/01/34	116,863	134,928
6.000%, 06/01/34	122,367	142,550
6.000%, 07/01/34	91,116	105,687
6.000%, 08/01/34	116,340	133,833
6.000%, 10/01/34	85,870	100,872
6.000%, 11/01/34	25,572	29,058
6.000%, 12/01/34	7,532	8,450
6.000%, 08/01/35	5,601	6,281
6.000%, 09/01/35	21,561	25,157
6.000%, 10/01/35	37,520	43,164
6.000%, 11/01/35	8,091	9,078
6.000%, 12/01/35	39,232	45,131
6.000%, 02/01/36	47,327	53,198
6.000%, 04/01/36	29,275	33,057
6.000%, 06/01/36	5,706	6,766
6.000%, 07/01/37	60,186	70,154
6.500%, 06/01/31	16,792	19,416
6.500%, 09/01/31	19,420	21,990
6.500%, 02/01/32	8,520	9,738
6.500%, 07/01/32	43,220	50,913
6.500%, 08/01/32	29,528	33,312
6.500%, 01/01/33	17,773	20,353

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 04/01/34	37,499	$42,531
6.500%, 06/01/34	10,421	11,967
6.500%, 04/01/36	10,656	11,931
6.500%, 05/01/36	25,231	28,249
6.500%, 02/01/37	43,435	50,048
6.500%, 05/01/37	27,936	31,829
6.500%, 07/01/37	31,931	37,210
Fannie Mae Pool
2.410%, 05/01/23	84,297	86,567
2.550%, 05/01/23	135,139	139,042
2.700%, 07/01/25	121,000	129,421
5.000%, 03/01/26	78,383	87,892
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	28,192	28,462
2.000%, 05/25/44	60,053	60,734
2.000%, 04/25/46	90,052	92,786
3.000%, 02/25/33 (c)	101,697	10,023
3.250%, 05/25/40	48,471	52,389
3.500%, 05/25/25	143,291	144,819
4.000%, 10/25/40	61,156	67,111
4.000%, 07/25/46 (c)	117,348	22,101
5.000%, 03/25/25	17,014	17,951
5.500%, 02/15/36 (c)	24,928	4,566
Fannie Mae-ACES 2.665%, 12/25/26 (d)	475,158	509,420
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	46,298	48,578
6.000%, 10/01/21	333	334
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	324,013	337,849
3.500%, 11/01/37	228,918	242,734
4.000%, 08/01/37	56,088	60,633
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	342,260	363,965
3.000%, 04/01/43	790,493	847,142
3.000%, 05/01/43	685,982	736,019
3.000%, 05/01/46	316,428	337,298
3.000%, 10/01/46	633,595	676,179
3.000%, 11/01/46	697,911	739,172
3.000%, 03/01/48	66,627	69,565
3.500%, 02/01/42	263,993	286,453
3.500%, 04/01/42	195,933	215,036
3.500%, 12/01/42	464,770	506,993
3.500%, 04/01/43	135,479	147,777
3.500%, 07/01/43	24,633	26,630
3.500%, 08/01/43	282,217	305,534
3.500%, 12/01/45	188,082	201,179
3.500%, 12/01/46	888,378	943,499
4.000%, 11/01/40	267,233	292,573
4.000%, 01/01/41	572,409	625,708
4.000%, 04/01/44	194,302	213,615
4.000%, 08/01/47	372,569	399,359
4.500%, 04/01/35	19,508	21,473
4.500%, 07/01/39	93,664	104,172
4.500%, 09/01/39	54,081	60,149

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 10/01/39	31,184	34,683
4.500%, 12/01/39	45,823	50,965
4.500%, 05/01/42	88,238	98,014
5.000%, 09/01/33	84,865	96,855
5.000%, 03/01/34	22,828	26,003
5.000%, 04/01/34	15,620	17,873
5.000%, 08/01/35	18,973	21,648
5.000%, 11/01/35	30,751	35,240
5.000%, 12/01/36	22,432	25,687
5.000%, 07/01/39	160,207	183,619
5.500%, 12/01/33	125,996	146,158
5.500%, 01/01/34	71,859	83,104
5.500%, 04/01/34	9,597	10,702
5.500%, 11/01/34	11,735	13,384
5.500%, 12/01/34	6,762	7,533
5.500%, 05/01/35	20,825	23,452
5.500%, 09/01/35	14,403	16,061
5.500%, 10/01/35	18,278	20,418
6.000%, 04/01/34	40,737	45,924
6.000%, 07/01/34	20,614	23,488
6.000%, 08/01/34	133,093	156,957
6.000%, 09/01/34	2,230	2,502
6.000%, 07/01/35	19,293	22,903
6.000%, 08/01/35	25,558	30,339
6.000%, 11/01/35	28,057	33,307
6.000%, 10/01/36	11,232	12,640
6.000%, 05/01/37	35,628	41,323
6.000%, 06/01/37	17,851	20,691
6.500%, 05/01/34	10,689	12,049
6.500%, 06/01/34	49,097	55,767
6.500%, 08/01/34	22,991	25,753
6.500%, 11/01/34	37,794	42,334
6.500%, 05/01/37	15,673	17,556
6.500%, 07/01/37	27,588	31,512
Freddie Mac 30 Yr. Pool
3.000%, 07/01/50	30,787	32,780
5.000%, 10/01/35	51,415	58,893
6.000%, 03/01/36	17,155	19,293
6.500%, 10/01/34	35,102	40,120
Freddie Mac Multifamily Structured Pass-Through Certificates
0.325%, 11/25/27 (c) (d)	5,207,000	72,822
0.371%, 12/25/27 (c) (d)	3,235,000	55,691
0.401%, 11/25/24 (c) (d)	4,908,000	47,372
0.406%, 09/25/27 (c) (d)	3,341,000	62,577
0.413%, 12/25/27 (c) (d)	3,579,000	70,732
0.418%, 11/25/27 (c) (d)	3,658,651	62,693
0.423%, 01/25/31 (c) (d)	1,572,752	43,494
0.431%, 08/25/24 (c) (d)	4,897,000	55,322
0.443%, 11/25/32 (c) (d)	2,732,752	76,102
0.456%, 11/25/27 (c) (d)	3,327,864	66,899
0.460%, 08/25/27 (c) (d)	3,107,000	67,297
0.482%, 10/25/24 (c) (d)	5,983,944	59,397
0.494%, 12/25/27 (c) (d)	5,666,274	125,411
0.526%, 08/25/24 (c) (d)	8,695,115	90,731
0.562%, 08/25/27 (c) (d)	2,108,657	52,350

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.626%, 03/25/31 (c) (d)	1,268,250	$57,416
0.633%, 07/25/24 (c) (d)	4,483,000	69,241
0.711%, 07/25/27 (c) (d)	3,849,704	123,596
0.732%, 07/25/24 (c) (d)	1,591,387	21,874
0.773%, 06/25/27 (c) (d)	4,356,000	165,752
0.837%, 03/25/31 (c) (d)	539,591	36,265
0.874%, 01/25/31 (c) (d)	658,188	45,630
0.887%, 06/25/27 (c) (d)	1,465,754	58,245
1.017%, 04/25/24 (c) (d)	1,691,885	32,100
1.027%, 01/25/31 (c) (d)	441,180	36,023
1.172%, 11/25/30 (c) (d)	400,945	37,230
1.218%, 07/25/29 (c) (d)	256,591	20,224
1.225%, 05/25/31 (c) (d)	240,722	26,500
1.263%, 09/25/30 (c) (d)	229,735	22,742
1.269%, 08/25/29 (c) (d)	1,593,140	131,809
1.436%, 06/25/30 (c) (d)	396,103	43,884
1.704%, 08/25/30 (c) (d)	357,560	47,643
1.766%, 05/25/30 (c) (d)	384,386	51,855
1.906%, 05/25/30 (c) (d)	1,002,928	146,249
1.915%, 04/25/30 (c) (d)	300,000	43,230
1.985%, 04/25/30 (c) (d)	808,011	121,631
2.510%, 11/25/22	489,000	501,801
2.670%, 12/25/24	507,000	538,432
2.791%, 01/25/22	441,567	445,645
3.010%, 07/25/25	134,000	144,634
3.060%, 07/25/23 (d)	59,000	61,875
3.064%, 08/25/24 (d)	255,000	271,409
3.111%, 02/25/23	695,000	722,894
3.117%, 06/25/27	354,000	390,655
3.151%, 11/25/25	317,000	345,436
3.171%, 10/25/24	424,000	456,259
3.187%, 09/25/27 (d)	242,000	268,895
3.250%, 04/25/23 (d)	803,000	838,558
3.320%, 02/25/23 (d)	227,000	236,841
3.458%, 08/25/23 (d)	566,000	599,022
3.650%, 02/25/28 (d)	285,000	325,732
3.900%, 04/25/28	528,000	611,842
Freddie Mac REMICS (CMO)
3.000%, 07/15/39	56,537	60,287
4.500%, 12/15/40 (c)	23,611	2,226
5.000%, 01/15/40	75,222	85,730
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	239,107	265,316
3.500%, 02/15/42	45,674	48,705
4.500%, 09/15/33	38,495	43,366
4.500%, 11/15/39	87,728	99,018
4.500%, 03/15/40	142,434	163,859
4.500%, 04/15/40	130,673	147,489
4.500%, 06/15/40	45,530	51,377
5.000%, 03/15/34	13,002	15,048
5.000%, 06/15/34	33,474	38,746
5.000%, 12/15/34	9,998	11,443
5.000%, 06/15/35	6,310	7,122
5.500%, 11/15/32	51,703	57,797
5.500%, 08/15/33	90,920	102,482

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.500%, 12/15/33	62,326	72,606
5.500%, 09/15/34	44,686	52,051
5.500%, 10/15/35	8,306	9,401
6.000%, 12/15/28	19,095	22,070
6.000%, 12/15/31	8,560	9,729
6.000%, 03/15/32	939	1,053
6.000%, 10/15/32	88,164	104,914
6.000%, 01/15/33	848	998
6.000%, 02/15/33	1,254	1,437
6.000%, 04/15/33	81,747	97,258
6.000%, 08/15/33	496	557
6.000%, 07/15/34	44,016	51,759
6.000%, 09/15/34	21,068	23,643
6.000%, 01/15/38	52,189	61,690
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (e)	1,000,000	1,018,437
2.500%, 06/20/51	1,325,000	1,374,425
2.500%, 07/20/51	725,000	751,200
2.500%, TBA (e)	1,800,000	1,862,719
3.000%, 04/20/45	140,309	148,909
3.000%, 04/20/46	65,947	69,480
3.000%, 08/20/46	72,211	76,159
3.000%, 09/20/46	167,139	176,286
3.000%, 11/20/47	806,377	848,122
3.000%, 01/20/48	1,108,414	1,165,232
3.000%, 02/20/48	67,224	70,279
3.000%, 04/20/48	22,865	23,934
3.000%, 06/20/51	400,000	420,156
3.000%, TBA (e)	1,075,000	1,121,632
3.500%, TBA (e)	725,000	761,066
3.500%, 06/20/43	322,182	345,911
3.500%, 07/20/43	402,211	431,879
3.500%, 11/20/47	69,542	73,807
3.500%, 03/20/48	818,214	866,262
4.000%, 01/20/41	361,802	394,959
4.000%, 02/20/41	90,578	99,280
4.000%, 04/20/41	73,386	80,438
4.000%, 02/20/42	93,786	103,411
4.000%, TBA (e)	50,000	52,799
4.500%, 07/20/33	6,185	6,838
4.500%, 09/20/33	4,676	5,173
4.500%, 12/20/34	2,884	3,189
4.500%, 03/20/35	21,020	23,243
4.500%, 01/20/41	99,255	111,227
5.000%, 07/20/33	16,354	18,365
6.000%, 01/20/35	20,727	24,255
6.000%, 02/20/35	10,099	11,819
6.000%, 04/20/35	18,305	21,411
Government National Mortgage Association (CMO)
0.560%, 02/16/59 (c) (d)	1,096,429	47,503
4.000%, 07/20/41	67,978	75,101
4.500%, 09/20/41	44,325	48,500
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (e)	1,400,000	1,416,152
2.000%, TBA (e)	1,200,000	1,236,869

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.500%, TBA (e)	2,150,000	$2,241,963
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (e)	12,525,000	12,632,420
2.500%, TBA (e)	6,915,000	7,145,767
3.000%, TBA (e)	3,300,000	3,438,404

		82,757,016

U.S. Treasury—10.3%
U.S. Treasury Bonds
1.375%, 11/15/40	2,500,000	2,245,703
2.375%, 11/15/49	9,520,000	10,137,313
2.500%, 02/15/45	68,000	73,573
2.875%, 05/15/43	2,550,000	2,932,699
2.875%, 11/15/46	2,439,000	2,830,764
3.000%, 02/15/48	2,332,000	2,779,817
U.S. Treasury Notes
0.125%, 12/31/22	18,000,000	17,984,531
0.375%, 11/30/25	25,100,000	24,648,004
1.375%, 01/31/25	16,000,000	16,439,375

		80,071,779

Total U.S. Treasury & Government Agencies (Cost $161,325,360)		162,828,795

Corporate Bonds & Notes—13.0%

Aerospace/Defense—0.2%
BAE Systems plc 3.400%, 04/15/30 (144A) (b)	336,000	365,200
L3Harris Technologies, Inc.
3.850%, 06/15/23 (b)	708,000	752,541
Raytheon Technologies Corp. 4.125%, 11/16/28	502,000	577,581

		1,695,322

Auto Manufacturers—0.2%
General Motors Co. 6.750%, 04/01/46	333,000	480,110
Hyundai Capital America
2.650%, 02/10/25 (144A)	287,000	300,196
3.000%, 02/10/27 (144A)	597,000	632,465
Volkswagen Group of America Finance LLC 3.350%, 05/13/25 (144A)	305,000	329,128

		1,741,899

Auto Parts & Equipment—0.2%
Lear Corp.
3.800%, 09/15/27 (b)	716,000	789,175
4.250%, 05/15/29	244,000	274,652
Magna International, Inc. 2.450%, 06/15/30 (b)	685,000	699,975

		1,763,802

Banks—2.1%
Bank of America Corp.
2.676%, SOFR + 1.930%, 06/19/41 (d)	606,000	588,122
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	455,000	471,538
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	527,000	568,209
3.500%, 04/19/26	441,000	485,832
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (b)	810,000	860,058
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (d)	875,000	903,027
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (d)	250,000	257,563
Goldman Sachs Group, Inc. (The) 2.600%, 02/07/30 (b)	1,755,000	1,821,130
HSBC Holdings plc
4.000%, 5Y H15 + 3.222%, 03/09/26 (d)	200,000	203,250
4.700%, 5Y H15 + 3.250%, 03/09/31 (b) (d)	332,000	344,450
JPMorgan Chase & Co.
2.739%, SOFR + 1.510%, 10/15/30 (d)	310,000	324,448
2.956%, SOFR + 2.515%, 05/13/31 (d)	169,000	177,536
3.109%, SOFR + 2.460%, 04/22/41 (d)	879,000	911,912
3.782%, 3M LIBOR + 1.337%, 02/01/28 (d)	1,220,000	1,354,750
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	357,000	414,875
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (d)	1,780,000	1,863,309
3.875%, 04/29/24 (b)	496,000	539,461
4.000%, 07/23/25	352,000	391,514
National Securities Clearing Corp. 1.500%, 04/23/25 (144A)	442,000	450,765
PNC Bank N.A. 2.700%, 10/22/29 (b)	250,000	264,717
Royal Bank of Canada 1.150%, 06/10/25	850,000	854,540
State Street Corp.
2.901%, SOFR + 2.600%, 03/30/26 (d)	125,000	133,462
Truist Bank 2.250%, 03/11/30 (b)	946,000	959,729
UBS Group AG 2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (d)	1,129,000	1,106,004

		16,250,201

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	868,000	1,411,733
Constellation Brands, Inc. 3.500%, 05/09/27	687,000	756,053
Diageo Capital plc 2.375%, 10/24/29	835,000	864,351
Keurig Dr Pepper, Inc.
3.200%, 05/01/30	108,000	116,740
3.800%, 05/01/50 (b)	224,000	252,430
PepsiCo, Inc. 3.500%, 03/19/40 (b)	174,000	198,705

		3,600,012

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.4%
Carrier Global Corp. 3.377%, 04/05/40	665,000	$697,534
CRH America Finance, Inc. 4.500%, 04/04/48 (144A)	362,000	441,414
Martin Marietta Materials, Inc.
2.500%, 03/15/30	67,000	68,138
3.500%, 12/15/27	263,000	289,508
Masco Corp. 2.000%, 02/15/31 (b)	1,257,000	1,227,012
Vulcan Materials Co. 3.500%, 06/01/30	115,000	126,765

		2,850,371

Chemicals—0.1%
Sherwin-Williams Co. (The)
2.300%, 05/15/30	470,000	475,448
4.500%, 06/01/47 (b)	359,000	449,040

		924,488

Commercial Services—0.6%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	602,000	898,105
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	604,845
Global Payments, Inc. 1.200%, 03/01/26 (b)	698,000	691,334
IHS Markit, Ltd.
3.625%, 05/01/24	106,000	113,813
4.000%, 03/01/26 (144A)	559,000	619,652
4.250%, 05/01/29 (b)	243,000	281,200
4.750%, 02/15/25 (144A)	168,000	188,076
RELX Capital, Inc.
3.000%, 05/22/30	189,000	201,930
Verisk Analytices, Inc. 4.125%, 03/15/29 (b)	682,000	773,568

		4,372,523

Computers—0.1%
Apple, Inc. 3.850%, 05/04/43	329,000	390,963
Dell International LLC / EMC Corp. 4.900%, 10/01/26	521,000	601,278

		992,241

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.650%, 07/21/27 (b)	320,000	341,850
4.875%, 01/16/24 (b)	150,000	163,296
Avolon Holdings Funding, Ltd.
3.250%, 02/15/27 (144A) (b)	301,000	310,335
4.375%, 05/01/26 (144A)	215,000	233,703
Capital One Financial Corp. 3.750%, 03/09/27	554,000	615,533
Intercontinental Exchange, Inc.
1.850%, 09/15/32	193,000	182,649
2.100%, 06/15/30 (b)	657,000	651,093

Diversified Financial Services—(Continued)
Raymond James Financial, Inc. 4.950%, 07/15/46	696,000	899,515
Western Union Co. (The) 2.850%, 01/10/25	175,000	185,010

		3,582,984

Electric—0.8%
Duke Energy Corp. 2.650%, 09/01/26	114,000	120,299
Enel Finance International NV
2.650%, 09/10/24 (144A)	334,000	351,082
4.875%, 06/14/29 (144A)	496,000	591,934
Evergy, Inc. 2.900%, 09/15/29	505,000	535,157
Exelon Corp. 4.050%, 04/15/30	590,000	671,973
FirstEnergy Corp. 3.400%, 03/01/50	330,000	322,575
Georgia Power Co. 3.700%, 01/30/50	44,000	47,784
Jersey Central Power & Light Co.
2.750%, 03/01/32 (144A)	219,000	222,305
4.300%, 01/15/26 (144A)	422,000	467,055
Northern States Power Co. 2.600%, 06/01/51	585,000	555,638
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29 (b)	713,000	895,919
Pacific Gas and Electric Co.
2.100%, 08/01/27 (b)	145,000	140,821
3.000%, 06/15/28	418,000	419,880
3.300%, 08/01/40	283,000	255,570
Xcel Energy, Inc.
3.400%, 06/01/30	297,000	325,552
3.500%, 12/01/49	346,000	373,391

		6,296,935

Environmental Control—0.1%
Republic Services, Inc.
1.450%, 02/15/31 (b)	304,000	284,804
3.950%, 05/15/28	397,000	451,623

		736,427

Food—0.1%
General Mills, Inc.
2.875%, 04/15/30 (b)	134,000	141,948
4.000%, 04/17/25 (b)	651,000	721,326

		863,274

Gas—0.3%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	1,100,000	1,206,290
4.250%, 07/15/27 (144A)	84,000	94,862

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
East Ohio Gas Co. (The) 2.000%, 06/15/30 (144A)	406,000	$401,376
NiSource, Inc. 5.650%, 02/01/45	156,000	215,014

		1,917,542

Healthcare-Products—0.5%
Alcon Finance Corp.
2.600%, 05/27/30 (144A)	200,000	204,244
3.800%, 09/23/49 (144A)	462,000	513,399
Boston Scientific Corp.
2.650%, 06/01/30	470,000	486,126
3.750%, 03/01/26	726,000	804,977
Thermo Fisher Scientific, Inc.
2.950%, 09/19/26	333,000	359,094
3.200%, 08/15/27 (b)	776,000	847,289
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	856,000	928,678

		4,143,807

Healthcare-Services—0.3%
HCA, Inc.
4.125%, 06/15/29	627,000	706,050
5.125%, 06/15/39	577,000	720,746
Laboratory Corp. of America Holdings 4.700%, 02/01/45	209,000	250,528
Northwell Healthcare, Inc.
3.979%, 11/01/46	51,000	57,736
4.260%, 11/01/47 (b)	407,000	479,893
UnitedHealth Group, Inc. 3.500%, 08/15/39	222,000	248,105

		2,463,058

Household Products/Wares—0.1%
Kimberly-Clark Corp.
3.100%, 03/26/30	76,000	84,009
Reckitt Benckiser Treasury Services plc 2.750%, 06/26/24 (144A)	348,000	367,450

		451,459

Insurance—0.4%
AIA Group, Ltd. 3.375%, 04/07/30 (144A)	224,000	246,765
American International Group, Inc. 4.125%, 02/15/24 (b)	669,000	728,472
Aon Corp. 3.750%, 05/02/29 (b)	1,235,000	1,389,702
Hartford Financial Services Group, Inc. (The) 3.600%, 08/19/49	281,000	308,098
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	362,000	403,233
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	265,000	338,374

		3,414,644

Internet—0.2%
Amazon.com, Inc. 2.500%, 06/03/50	486,000	459,222
Booking Holdings, Inc. 4.625%, 04/13/30 (b)	424,000	505,949
E*TRADE Financial Corp. 4.500%, 06/20/28	310,000	358,910
Tencent Holdings, Ltd. 2.390%, 06/03/30 (144A)	548,000	545,959

		1,870,040

Investment Companies—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,843,557

Lodging—0.2%
Las Vegas Sands Corp. 3.900%, 08/08/29 (b)	288,000	306,608
Marriott International, Inc.
2.850%, 04/15/31	2,000	2,031
4.000%, 04/15/28 (b)	623,000	684,657
4.625%, 06/15/30	582,000	670,291

		1,663,587

Machinery-Diversified—0.2%
CNH Industrial Capital LLC
1.875%, 01/15/26 (b)	135,000	137,289
4.200%, 01/15/24	540,000	584,325
Westinghouse Air Brake Technologies Corp.
3.200%, 06/15/25	248,000	263,748
4.950%, 09/15/28	660,000	765,591

		1,750,953

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.500%, 06/01/41	628,000	632,251
4.908%, 07/23/25	466,000	527,936
5.375%, 05/01/47	132,000	161,754
6.384%, 10/23/35	310,000	414,367
Comcast Corp. 2.800%, 01/15/51	294,000	282,866
COX Communications, Inc. 1.800%, 10/01/30 (144A)	404,000	385,043
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	592,000	897,016
Walt Disney Co. (The)
3.500%, 05/13/40	445,000	496,131
3.600%, 01/13/51	272,000	308,314

		4,105,678

Mining—0.4%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	929,000	932,514
5.625%, 04/01/30 (144A)	524,000	641,127

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Glencore Funding LLC
2.500%, 09/01/30 (144A) (b)	502,000	$500,773
2.850%, 04/27/31 (144A) (b)	208,000	211,523
4.125%, 05/30/23 (144A)	416,000	442,473

		2,728,410

Oil & Gas—0.6%
Cenovus Energy, Inc. 5.375%, 07/15/25	268,000	306,601
Diamondback Energy, Inc. 4.400%, 03/24/51	106,000	119,345
Eni S.p.A. 4.750%, 09/12/28 (144A)	617,000	722,462
Equinor ASA 7.750%, 06/15/23	100,000	114,092
Marathon Petroleum Corp. 4.750%, 09/15/44	360,000	425,353
Phillips 66 2.150%, 12/15/30 (b)	1,052,000	1,034,184
TotalEnergies Capital International S.A. 3.127%, 05/29/50 (b)	529,000	536,235
Valero Energy Corp.
4.900%, 03/15/45 (b)	153,000	191,189
6.625%, 06/15/37	629,000	862,286

		4,311,747

Pharmaceuticals—0.1%
Becton Dickinson & Co. 4.669%, 06/06/47	587,000	731,286
Cigna Corp. 3.200%, 03/15/40	169,000	175,411

		906,697

Pipelines—0.7%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	550,000	600,755
Enbridge, Inc. 2.500%, 01/15/25 (b)	292,000	305,919
Enterprise Products Operating LLC
4.200%, 01/31/50	250,000	288,351
Galaxy Pipeline Assets Bidco, Ltd. 2.160%, 03/31/34 (144A)	736,000	722,236
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	617,000	666,218
ONEOK, Inc. 4.950%, 07/13/47 (b)	778,000	913,053
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (b)	575,000	615,283
Sabine Pass Liquefaction LLC
4.500%, 05/15/30	157,000	181,186
5.000%, 03/15/27	518,000	598,156
Spectra Energy Partners L.P. 3.375%, 10/15/26	253,000	275,014

		5,166,171

Real Estate Investment Trusts—0.8%
American Tower Corp.
3.000%, 06/15/23	303,000	317,543
3.100%, 06/15/50	478,000	466,998
3.600%, 01/15/28	369,000	405,860
Boston Properties L.P. 2.550%, 04/01/32	389,000	391,411
Brixmor Operating Partnership L.P.
4.050%, 07/01/30	512,000	572,855
4.125%, 05/15/29	51,000	57,137
Crown Castle International Corp.
1.350%, 07/15/25	213,000	214,450
3.650%, 09/01/27	843,000	929,486
Equinix, Inc.
1.800%, 07/15/27	560,000	566,799
2.625%, 11/18/24	865,000	910,136
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	513,000	597,645
Prologis L.P. 2.250%, 04/15/30 (b)	220,000	224,708
Realty Income Corp. 3.250%, 01/15/31	174,000	189,562

		5,844,590

Retail—0.3%
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	619,000	639,095
Best Buy Co., Inc. 4.450%, 10/01/28	648,000	752,833
Home Depot, Inc. (The) 3.900%, 06/15/47	359,000	426,123
TJX Cos., Inc. (The) 3.875%, 04/15/30 (b)	139,000	159,331

		1,977,382

Semiconductors—0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.500%, 01/15/28	880,000	965,411
Broadcom, Inc.
3.469%, 04/15/34 (144A) (b)	380,000	401,947
4.150%, 11/15/30	182,000	204,097
4.300%, 11/15/32	475,000	540,895
Intel Corp. 4.750%, 03/25/50	656,000	871,444
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31 (144A) (b)	651,000	657,439
3.250%, 05/11/41 (144A)	558,000	573,719

		4,214,952

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.844%, 05/01/25	180,000	196,150

Software—0.3%
Fiserv, Inc.
2.650%, 06/01/30	215,000	222,606
4.400%, 07/01/49	471,000	568,102

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp. 2.525%, 06/01/50	572,000	$561,979
Roper Technologies, Inc.
2.000%, 06/30/30	468,000	460,863
2.950%, 09/15/29	147,000	157,172
4.200%, 09/15/28 (b)	250,000	287,496

		2,258,218

Telecommunications—0.5%
AT&T, Inc.
2.750%, 06/01/31 (b)	620,000	644,483
3.650%, 09/15/59 (144A)	616,000	624,685
Deutsche Telekom AG 3.625%, 01/21/50 (144A)	382,000	403,267
T-Mobile USA, Inc.
2.050%, 02/15/28	557,000	565,450
4.500%, 04/15/50	57,000	67,872
Verizon Communications, Inc.
2.100%, 03/22/28	81,000	82,694
2.550%, 03/21/31	151,000	154,341
3.150%, 03/22/30	310,000	334,729
4.272%, 01/15/36	459,000	546,130
4.812%, 03/15/39	573,000	725,806

		4,149,457

Total Corporate Bonds & Notes (Cost $94,382,411)		101,048,578

Mortgage-Backed Securities—2.8%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust
3.000%, 02/25/59	297,058	313,735
3.500%, 08/25/58	84,327	92,317
3.500%, 10/25/58	238,637	255,932

		661,984

Commercial Mortgage-Backed Securities—2.7%
AREIT Trust 1.425%, 1M LIBOR + 1.300%, 09/14/36 (144A) (d)	1,953,000	1,950,656
Bancorp Commercial Mortgage Trust
1.425%, 1M LIBOR + 1.300%, 09/15/36 (144A) (d)	1,060,205	1,059,571
BANK 3.714%, 04/15/52	875,000	985,191
BPCRE 2021-FL1, Ltd. 0.932%, 1M LIBOR + 0.850%, 02/15/37 (144A) (d)	386,500	386,500
BXMT, Ltd. 1.373%, 1M LIBOR + 1.300%, 05/15/38 (144A) (d)	1,532,500	1,532,506
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,420,304
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	797,405
GS Mortgage Securities Trust
3.048%, 11/10/52	655,025	707,819
3.382%, 05/10/50	1,387,991	1,501,206

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust
3.227%, 10/15/48	1,036,740	1,106,907
3.494%, 01/15/48	1,590,000	1,716,327
MF1, Ltd. 1.263%, 1M LIBOR + 1.130%, 12/25/34 (144A) (d)	467,352	467,352
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	575,908
Morgan Stanley Capital Trust 3.530%, 06/15/50	470,148	518,875
Ready Capital Mortgage Financing LLC 1.092%, 1M LIBOR + 1.000%, 04/25/38 (144A) (d)	925,000	925,288
UBS Commercial Mortgage Trust 2.921%, 10/15/52	743,153	789,739
Wells Fargo Commercial Mortgage Trust
3.146%, 12/15/52	2,786,885	3,032,117
3.540%, 05/15/48	1,410,327	1,533,327

		21,006,998

Total Mortgage-Backed Securities (Cost $20,869,258)		21,668,982

Asset-Backed Securities—2.6%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.450%, 03/20/23 (144A)	1,220,000	1,239,544
Chesapeake Funding II LLC 3.040%, 04/15/30 (144A)	103,197	103,332
Credit Acceptance Auto Loan Trust 1.380%, 07/15/30 (144A)	328,000	327,525
Exeter Automobile Receivables Trust 2.260%, 04/15/24 (144A)	209,757	210,802
GLS Auto Receivables Issuer Trust 2.170%, 02/15/24 (144A)	104,056	104,646
Santander Retail Auto Lease Trust 1.880%, 03/20/24 (144A)	487,000	496,675
Veros Automobile Receivables Trust 1.670%, 09/15/23 (144A)	161,263	161,656

		2,644,180

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 1.695%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	266,633	281,102
GMAC Home Equity Loan Trust
5.805%, 10/25/36 (d)	56,386	59,570
Home Equity Loan Trust 4.970%, 12/25/35 (d)	26,298	26,118

		366,790

Asset-Backed - Other—2.2%
Allegro CLO IV, Ltd. Zero Coupon, 3M LIBOR + 1.550%, 01/15/30 (144A) (d)	702,748	702,749
ALM, Ltd. 1.584%, 3M LIBOR + 1.400%, 10/15/27 (144A) (d)	1,395,000	1,373,200

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
American Tower Trust I 3.070%, 03/15/48 (144A)	876,000	$880,261
Arbor Realty Commercial Real Estate Notes, Ltd. 1.273%, 1M LIBOR + 1.200%, 12/15/35 (144A) (d)	625,000	625,000
BDS, Ltd. 1.182%, 1M LIBOR + 1.100%, 08/15/36 (144A) (d)	757,500	757,038
BSPRT Issuer, Ltd. 1.373%, 1M LIBOR + 1.300%, 03/15/36 (144A) (d)	1,463,000	1,468,684
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	440,556	443,943
CHCP FL1, Ltd. 1.425%, 1M LIBOR + 1.300%, 02/15/38 (144A) (d)	650,500	651,113
Columbia Cent CLO 28, Ltd. 1.870%, 3M LIBOR + 1.700%, 11/07/30 (144A) (d)	1,026,773	1,026,767
Cutwater, Ltd. 1.404%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	1,062,681	1,062,704
Dryden 55 CLO, Ltd. 1.204%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,430,542
Dryden Senior Loan Fund 1.084%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	663,000	662,946
Fort Credit LLC 1.446%, 1M LIBOR + 1.350%, 11/16/35 (144A) (d)	398,246	398,246
KREF, Ltd. 1.182%, 1M LIBOR + 1.100%, 06/15/36 (144A) (d)	636,229	636,427
Loancore Issuer, Ltd. 1.823%, 1M LIBOR + 1.750%, 07/15/36 (144A) (d)	1,547,500	1,548,947
MF1, Ltd. 1.825%, 1M LIBOR + 1.700%, 11/15/35 (144A) (d)	502,000	506,078
MidOcean Credit CLO II Zero Coupon, 3M LIBOR + 1.650%, 01/29/30 (144A) (d)	1,156,232	1,156,272
Neuberger Berman CLO XX, Ltd. Zero Coupon, 3M LIBOR + 1.160%, 07/15/34 (144A) (d)	600,000	600,490
Oaktree CLO, Ltd. 1.538%, 3M LIBOR + 1.350%, 10/20/27 (144A) (d)	254,518	254,795
Small Business Administration Participation Certificates
4.350%, 07/01/23	37,683	38,721
4.770%, 04/01/24	2,419	2,516
4.950%, 03/01/25	19,670	20,552
4.990%, 09/01/24	9,718	10,136
5.110%, 08/01/25	26,989	28,574
5.180%, 05/01/24	3,166	3,335
5.520%, 06/01/24	9,358	9,825
Verizon Owner Trust 1.980%, 07/22/24	782,000	802,849

		17,102,710

Total Asset-Backed Securities (Cost $20,034,646)		20,113,680

Convertible Preferred Stocks—0.9%

Health Care Equipment & Supplies—0.4%
Boston Scientific Corp. 5.500%, 06/01/23	19,658	2,281,508

Health Care Equipment & Supplies—(Continued)
Danaher Corp. 4.750%, 04/15/22	418	751,819

		3,033,327

Multi-Utilities—0.3%
CenterPoint Energy, Inc. 7.000%, 09/01/21	49,976	2,264,912

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A)	1,603	2,019,908

Total Convertible Preferred Stocks (Cost $6,563,570)		7,318,147

Preferred Stocks—0.5%

Auto Components—0.2%
Aptiv plc, 5.500%, 06/15/23	11,000	1,967,020

Technology Hardware, Storage & Peripherals—0.3%
Samsung Electronics Co., Ltd.,	32,050	2,097,770

Total Preferred Stocks (Cost $2,370,127)		4,064,790

Municipals—0.4%
Florida State Board of Administration Finance Corp. 2.154%, 07/01/30	436,000	444,512
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	1,037,474
New Jersey Turnpike Authority 7.414%, 01/01/40	1,050,000	1,724,050

Total Municipals (Cost $2,552,005)		3,206,036

Short-Term Investment—4.9%

Repurchase Agreement—4.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $38,393,505; collateralized by U.S. Treasury Note at 0.375%, maturing 11/30/25, with a market value of $39,161,396.	38,393,505	38,393,505

Total Short-Term Investments (Cost $38,393,505)		38,393,505

Securities Lending Reinvestments (f)—2.2%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	88,308	88,308

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.2%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,000,006; collateralized by various Common Stock with an aggregate market value of $1,111,196.	1,000,000	$1,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,759,527; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $2,814,714.	2,759,523	2,759,523
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,500,627; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,647,341.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $49,658; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $50,651.	49,658	49,658
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $200,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $204,082.	200,000	200,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $1,000,041; collateralized by various Common Stock with an aggregate market value of $1,111,118.	1,000,000	1,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $700,033; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $777,778.	700,000	700,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,111,307.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $500,003; collateralized by various Common Stock with an aggregate market value of $555,567.	500,000	500,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $800,004; collateralized by various Common Stock with an aggregate market value of $888,917.	800,000	800,000

		9,509,181

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	95,609	95,609

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (g)	1,000,000	1,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (g)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	2,000,000	2,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $17,693,098)		17,693,098

Total Investments—106.3% (Cost $664,795,490)		829,927,037
Other assets and liabilities (net)—(6.3)%		(49,012,363)

Net Assets—100.0%		$780,914,674

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $19,932,297 and the collateral received consisted of cash in the amount of $17,693,098 and non-cash collateral with a value of $2,802,417. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $50,368,588, which is 6.4% of net assets.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,651,332	$—	$—	$10,651,332
Air Freight & Logistics	1,952,422	—	—	1,952,422
Auto Components	5,688,595	—	—	5,688,595
Banks	43,133,684	—	—	43,133,684
Beverages	4,372,946	2,502,230	—	6,875,176
Biotechnology	2,598,607	—	—	2,598,607
Building Products	18,831,897	—	—	18,831,897
Capital Markets	48,409,423	—	—	48,409,423
Chemicals	11,663,010	—	—	11,663,010
Construction Materials	1,586,648	—	—	1,586,648
Distributors	3,746,725	—	—	3,746,725
Electric Utilities	17,413,490	—	—	17,413,490
Electrical Equipment	10,487,291	—	—	10,487,291
Entertainment	2,565,783	—	—	2,565,783
Equity Real Estate Investment Trusts	2,613,132	—	—	2,613,132
Food & Staples Retailing	4,938,379	—	—	4,938,379
Food Products	8,428,124	6,340,195	—	14,768,319
Health Care Equipment & Supplies	18,082,278	—	—	18,082,278
Health Care Providers & Services	20,055,237	—	—	20,055,237
Hotels, Restaurants & Leisure	1,453,562	—	—	1,453,562
Household Products	5,161,513	—	—	5,161,513
Industrial Conglomerates	11,868,494	—	—	11,868,494
Insurance	23,792,108	—	—	23,792,108
Interactive Media & Services	3,660,243	—	—	3,660,243
Internet & Direct Marketing Retail	1,120,302	—	—	1,120,302
IT Services	17,390,408	—	—	17,390,408
Life Sciences Tools & Services	5,205,462	—	—	5,205,462

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$8,554,992	$—	$—	$8,554,992
Media	18,084,957	—	—	18,084,957
Metals & Mining	—	1,642,750	—	1,642,750
Oil, Gas & Consumable Fuels	9,454,050	—	—	9,454,050
Pharmaceuticals	24,171,270	5,005,992	—	29,177,262
Professional Services	2,385,041	—	—	2,385,041
Road & Rail	8,050,538	—	—	8,050,538
Semiconductors & Semiconductor Equipment	24,346,665	—	—	24,346,665
Software	19,091,798	—	—	19,091,798
Specialty Retail	4,149,397	—	—	4,149,397
Tobacco	8,151,797	—	—	8,151,797
Wireless Telecommunication Services	4,788,659	—	—	4,788,659
Total Common Stocks	438,100,259	15,491,167	—	453,591,426
Total U.S. Treasury & Government Agencies*	—	162,828,795	—	162,828,795
Total Corporate Bonds & Notes*	—	101,048,578	—	101,048,578
Total Mortgage-Backed Securities*	—	21,668,982	—	21,668,982
Total Asset-Backed Securities*	—	20,113,680	—	20,113,680
Convertible Preferred Stocks
Health Care Equipment & Supplies	3,033,327	—	—	3,033,327
Multi-Utilities	2,264,912	—	—	2,264,912
Wireless Telecommunication Services	—	2,019,908	—	2,019,908
Total Convertible Preferred Stocks	5,298,239	2,019,908	—	7,318,147
Preferred Stocks
Auto Components	1,967,020	—	—	1,967,020
Technology Hardware, Storage & Peripherals	—	2,097,770	—	2,097,770
Total Preferred Stocks	1,967,020	2,097,770	—	4,064,790
Total Municipals*	—	3,206,036	—	3,206,036
Total Short-Term Investment*	—	38,393,505	—	38,393,505
Securities Lending Reinvestments
Certificate of Deposit	—	88,308	—	88,308
Repurchase Agreements	—	9,509,181	—	9,509,181
Time Deposit	—	95,609	—	95,609
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	9,693,098	—	17,693,098
Total Investments	$453,365,518	$376,561,519	$—	$829,927,037

Collateral for Securities Loaned (Liability)	$—	$(17,693,098)	$—	$(17,693,098)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$829,927,037
Cash	1,758,105
Receivable for:
Investments sold	1,815,577
TBA securities sold	4,174,959
Fund shares sold	117,374
Dividends and interest	2,007,231

Total Assets	839,800,283
Liabilities
Collateral for securities loaned	17,693,098
Payables for:
Investments purchased	2,721,342
TBA securities purchased	37,110,297
Fund shares redeemed	526,476
Accrued Expenses:
Management fees	343,470
Distribution and service fees	104,961
Deferred trustees’ fees	171,512
Other expenses	214,453

Total Liabilities	58,885,609

Net Assets	$780,914,674

Net Assets Consist of:
Paid in surplus	$568,289,110
Distributable earnings (Accumulated losses)	212,625,564

Net Assets	$780,914,674

Net Assets
Class A	$186,564,895
Class B	198,784,607
Class E	23,529,456
Class F	372,035,716
Capital Shares Outstanding*
Class A	1,046,882
Class B	1,135,133
Class E	132,930
Class F	2,110,758
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$178.21
Class B	175.12
Class E	177.01
Class F	176.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $664,795,490.
(b)	Includes securities loaned at value of $19,932,297.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,855,792
Interest	3,302,411
Other income	4,675
Securities lending income	29,366

Total investment income	8,192,244
Expenses
Management fees	2,158,467
Administration fees	21,872
Custodian and accounting fees	74,623
Distribution and service fees—Class B	244,804
Distribution and service fees—Class E	17,417
Distribution and service fees—Class F	364,154
Audit and tax services	32,745
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	36,461
Insurance	2,625
Miscellaneous	6,741

Total expenses	3,011,309
Less management fee waiver	(109,239)

Net expenses	2,902,070

Net Investment Income	5,290,174

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,949,659
Foreign currency transactions	4,714

Net realized gain (loss)	43,954,373

Net change in unrealized appreciation (depreciation) on:
Investments	18,939,857
Foreign currency transactions	(14,306)

Net change in unrealized appreciation (depreciation)	18,925,551

Net realized and unrealized gain (loss)	62,879,924

Net Increase (Decrease) in Net Assets From Operations	$68,170,098

(a)	Net of foreign withholding taxes of $77,193.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,290,174	$12,796,488
Net realized gain (loss)	43,954,373	47,222,414
Net change in unrealized appreciation (depreciation)	18,925,551	3,957,378

Increase (decrease) in net assets from operations	68,170,098	63,976,280

From Distributions to Shareholders
Class A	(14,379,809)	(11,033,123)
Class B	(15,168,069)	(11,906,217)
Class E	(1,802,276)	(1,447,586)
Class F	(28,402,471)	(21,913,077)

Total distributions	(59,752,625)	(46,300,003)

Increase (decrease) in net assets from capital share transactions	21,969,050	(27,378,215)

Total increase (decrease) in net assets	30,386,523	(9,701,938)

Net Assets
Beginning of period	750,528,151	760,230,089

End of period	$780,914,674	$750,528,151

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	36,351	$6,833,895	41,048	$6,703,137
Reinvestments	80,936	14,379,809	71,518	11,033,123
Redemptions	(71,174)	(13,242,892)	(123,598)	(20,109,692)

Net increase (decrease)	46,113	$7,970,812	(11,032)	$(2,373,432)

Class B
Sales	37,494	$6,903,611	50,939	$7,966,506
Reinvestments	86,868	15,168,069	78,408	11,906,217
Redemptions	(103,639)	(18,946,353)	(185,771)	(29,810,209)

Net increase (decrease)	20,723	$3,125,327	(56,424)	$(9,937,486)

Class E
Sales	1,430	$267,362	9,429	$1,492,400
Reinvestments	10,212	1,802,276	9,441	1,447,586
Redemptions	(10,147)	(1,858,571)	(28,157)	(4,559,488)

Net increase (decrease)	1,495	$211,067	(9,287)	$(1,619,502)

Class F
Sales	130,647	$24,493,852	86,566	$14,072,140
Reinvestments	161,617	28,402,471	143,457	21,913,077
Redemptions	(227,801)	(42,234,479)	(305,647)	(49,433,012)

Net increase (decrease)	64,463	$10,661,844	(75,624)	$(13,447,795)

Increase (decrease) derived from capital shares transactions		$21,969,050		$(27,378,215)

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$176.57		$172.66	$153.14	$177.03	$170.50	$168.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.42		3.23	3.67	3.68	3.55	3.94	(b)
Net realized and unrealized gain (loss)	15.07		11.99	26.62	(12.86)	16.87	10.93

Total income (loss) from investment operations	16.49		15.22	30.29	(9.18)	20.42	14.87

Less Distributions
Distributions from net investment income	(3.57)		(4.17)	(4.05)	(4.04)	(4.55)	(5.10)
Distributions from net realized capital gains	(11.28)		(7.14)	(6.72)	(10.67)	(9.34)	(7.28)

Total distributions	(14.85)		(11.31)	(10.77)	(14.71)	(13.89)	(12.38)

Net Asset Value, End of Period	$178.21		$176.57	$172.66	$153.14	$177.03	$170.50

Total Return (%) (c)	9.37	(d)	9.76	20.37	(5.57)	12.44	9.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.64	0.63	0.62	0.61	0.61
Net ratio of expenses to average net assets (%) (f)	0.60	(e)	0.64	0.63	0.62	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	1.55	(e)	1.97	2.23	2.20	2.05	2.34	(b)
Portfolio turnover rate (%)	53	(d)(g)	78 (g)	42 (g)	29 (g)	35 (g)	35	(g)
Net assets, end of period (in millions)	$186.6		$176.7	$174.7	$160.7	$184.8	$178.0

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$173.56		$169.83	$150.75	$174.48	$168.22	$165.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.17		2.77	3.21	3.21	3.06	3.48	(b)
Net realized and unrealized gain (loss)	14.81		11.80	26.19	(12.66)	16.66	10.77

Total income (loss) from investment operations	15.98		14.57	29.40	(9.45)	19.72	14.25

Less Distributions
Distributions from net investment income	(3.14)		(3.70)	(3.60)	(3.61)	(4.12)	(4.64)
Distributions from net realized capital gains	(11.28)		(7.14)	(6.72)	(10.67)	(9.34)	(7.28)

Total distributions	(14.42)		(10.84)	(10.32)	(14.28)	(13.46)	(11.92)

Net Asset Value, End of Period	$175.12		$173.56	$169.83	$150.75	$174.48	$168.22

Total Return (%) (c)	9.23	(d)	9.49	20.07	(5.81)	12.17	8.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.89	0.88	0.87	0.86	0.86
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.89	0.88	0.87	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	1.30	(e)	1.73	1.98	1.95	1.79	2.09	(b)
Portfolio turnover rate (%)	53	(d)(g)	78 (g)	42 (g)	29 (g)	35 (g)	35	(g)
Net assets, end of period (in millions)	$198.8		$193.4	$198.8	$207.9	$250.9	$227.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$175.35		$171.52	$152.17	$175.98	$169.55	$167.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.27		2.97	3.40	3.41	3.27	3.67	(b)
Net realized and unrealized gain (loss)	14.98		11.90	26.45	(12.78)	16.79	10.86

Total income (loss) from investment operations	16.25		14.87	29.85	(9.37)	20.06	14.53

Less Distributions
Distributions from net investment income	(3.31)		(3.90)	(3.78)	(3.77)	(4.29)	(4.81)
Distributions from net realized capital gains	(11.28)		(7.14)	(6.72)	(10.67)	(9.34)	(7.28)

Total distributions	(14.59)		(11.04)	(10.50)	(14.44)	(13.63)	(12.09)

Net Asset Value, End of Period	$177.01		$175.35	$171.52	$152.17	$175.98	$169.55

Total Return (%) (c)	9.29	(d)	9.60	20.19	(5.72)	12.28	9.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.79	0.78	0.77	0.76	0.76
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.79	0.78	0.77	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	1.40	(e)	1.83	2.08	2.05	1.90	2.19	(b)
Portfolio turnover rate (%)	53	(d)(g)	78 (g)	42 (g)	29 (g)	35 (g)	35	(g)
Net assets, end of period (in millions)	$23.5		$23.0	$24.1	$22.5	$27.1	$26.3

	Class F
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$174.64		$170.86	$151.61	$175.36	$168.99	$166.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.22		2.87	3.31	3.31	3.17	3.57	(b)
Net realized and unrealized gain (loss)	14.91		11.86	26.34	(12.72)	16.73	10.83

Total income (loss) from investment operations	16.13		14.73	29.65	(9.41)	19.90	14.40

Less Distributions
Distributions from net investment income	(3.23)		(3.81)	(3.68)	(3.66)	(4.19)	(4.72)
Distributions from net realized capital gains	(11.28)		(7.14)	(6.72)	(10.68)	(9.34)	(7.28)

Total distributions	(14.51)		(10.95)	(10.40)	(14.34)	(13.53)	(12.00)

Net Asset Value, End of Period	$176.26		$174.64	$170.86	$151.61	$175.36	$168.99

Total Return (%) (c)	9.26	(d)	9.54	20.13	(5.76)	12.22	8.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.84	0.83	0.82	0.81	0.81
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.84	0.83	0.82	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	1.35	(e)	1.77	2.03	2.00	1.85	2.14	(b)
Portfolio turnover rate (%)	53	(d)(g)	78 (g)	42 (g)	29 (g)	35 (g)	35	(g)
Net assets, end of period (in millions)	$372.0		$357.4	$362.6	$344.1	$422.6	$429.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 19%, 40%, 29%, 28%, 35%, and 34% for the six months ended June 30, 2021 and the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

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Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $38,393,505. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,509,181. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(5,423,945)	$—	$—	$—	$(5,423,945)
Corporate Bonds & Notes	(12,269,153)	—	—	—	(12,269,153)
Total Borrowings	$(17,693,098)	$—	$—	$—	$(17,693,098)
Gross amount of recognized liabilities for securities lending transactions					$(17,693,098)

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3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have

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provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$329,392,142	$69,205,918	$301,074,089	$128,942,440

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$258,337,912	$251,597,444

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,158,467	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$200 million to $250 million
0.020%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.075%	$1 billion to $1.25 billion
0.025%	$1.25 billion to $1.5 billion
(0.025)%	$1.5 billion to $3.84 billion

An identical agreement was in place for the period January 1, 2021 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

During the period ended June 30, 2021, the Subadvisor voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $4,675 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

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Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$665,273,476

Gross unrealized appreciation	169,778,824
Gross unrealized depreciation	(5,125,263)

Net unrealized appreciation (depreciation)	$164,653,561

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$16,270,252	$17,201,996	$30,029,751	$30,906,734	$46,300,003	$48,108,730

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,085,802	$45,190,125	$145,094,209	$—	$204,370,136

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-31

Brighthouse Funds Trust I

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, D, and E shares of the MFS Value Portfolio returned 14.84%, 14.70%, 14.75%, and 14.75%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 17.05%.

MARKET ENVIRONMENT / CONDITIONS

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, developed central banks maintained many of the programs put in place during the initial wave of the pandemic to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies—a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Though most major central banks view the inflation uptick as transitory, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies.

PORTFOLIO REVIEW / PERIOD END POSITION

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, during the six-month period ended June 30, 2021. An overweight position and stock selection in the Health Care sector detracted from relative performance. Within this sector, an overweight position in medical device maker Medtronic held back relative returns.

An underweight position in the Energy sector also hindered relative results, led by not owning shares of integrated oil and gas company Exxon Mobil.

Stock selection in the Financials sector hampered relative performance. Within this sector, not holding shares of both financial services firm Bank of America and diversified financial services firm Wells Fargo weakened relative results. Additionally, an overweight position in insurance company Chubb (Switzerland) further detracted from relative returns.

Elsewhere, not holding shares of technology company Alphabet, and the Portfolio’s overweight positions in diversified technology and manufacturing company Honeywell International, financial technology services provider Fiserv and gas and electric utility firm Southern Company, weighed on relative results.

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

An underweight position in the Communication Services sector contributed to relative performance. Within this sector, not owning shares of media conglomerate Walt Disney and an underweight position in telecommunications services provider Verizon Communications aided relative results.

Stock selection in the Consumer Staples sector also supported relative returns. Within this sector, not owning shares of retail giant Walmart and household products maker Procter & Gamble supported relative performance.

Individual stocks that contributed to relative returns included overweight positions in Johnson Controls International, securities exchange services provider NASDAQ and financial services firms Goldman Sachs, American Express and JPMorgan Chase. Additionally, not owning shares of electricity provider NextEra Energy further benefited relative results.

BHFTII-1

Brighthouse Funds Trust I

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing six-month period, the Portfolio’s exposure to Financials, Energy, and Consumer Staples increased. In contrast, the Portfolio’s exposure to Health Care, Information Technology, and Utilities declined. At the end of the period, the Portfolio was overweight relative to the benchmark to the Financials, Health Care, Industrials, and Utilities sectors. Portfolio positioning was relatively neutral versus the benchmark in Information Technology, Consumer Staples, and Materials sectors. The Portfolio was underweight to the Consumer Discretionary, Communication Services, Real Estate, and Energy sectors.

Nevin Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	14.84	37.02	11.98	12.16	—
Class B	14.70	36.65	11.70	11.87	—
Class D	14.75	36.82	11.85	—	11.65
Class E	14.75	36.82	11.79	11.99	—
Russell 1000 Value Index	17.05	43.68	11.88	11.61	—

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.4
Johnson & Johnson	3.5
Comcast Corp.- Class A	3.2
Accenture plc- Class A	2.6
Texas Instruments, Inc.	2.6
Honeywell International, Inc.	2.5
Medtronic plc	2.5
Aon plc- Class A	2.3
Cigna Corp.	2.2
Citigroup, Inc.	2.1

Top Sectors

% of Net Assets
Financials	27.4
Health Care	18.4
Industrials	17.7
Information Technology	9.6
Consumer Staples	7.3
Utilities	6.2
Materials	3.9
Communication Services	3.4
Energy	2.5
Consumer Discretionary	1.8

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A(a)	Actual	0.57%	$1,000.00	$1,148.40	$3.04
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B(a)	Actual	0.82%	$1,000.00	$1,147.00	$4.37
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class D(a)	Actual	0.67%	$1,000.00	$1,147.50	$3.57
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class E(a)	Actual	0.72%	$1,000.00	$1,147.50	$3.83
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks — 98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 3.6%
Lockheed Martin Corp.	83,280	$31,508,988
Northrop Grumman Corp.	196,329	71,351,848
Raytheon Technologies Corp.	293,851	25,068,429

		127,929,265

Banks — 9.8%
Citigroup, Inc.	1,031,807	73,000,345
JPMorgan Chase & Co.	1,005,412	156,381,783
PNC Financial Services Group, Inc. (The)	244,623	46,664,283
Truist Financial Corp.	492,252	27,319,986
U.S. Bancorp	767,167	43,705,504

		347,071,901

Beverages — 2.3%
Diageo plc	1,120,277	53,687,601
PepsiCo, Inc.	179,460	26,590,588

		80,278,189

Building Products — 3.5%
Johnson Controls International plc	765,037	52,504,489
Masco Corp.	489,912	28,860,716
Trane Technologies plc	234,404	43,163,153

		124,528,358

Capital Markets — 7.3%
BlackRock, Inc.	61,066	53,430,918
Goldman Sachs Group, Inc. (The)	117,647	44,650,566
Moody’s Corp.	59,562	21,583,482
Morgan Stanley	667,772	61,228,015
Nasdaq, Inc. (a)	361,360	63,527,088
T. Rowe Price Group, Inc.	67,694	13,401,381

		257,821,450

Chemicals — 3.9%
DuPont de Nemours, Inc.	288,168	22,307,085
International Flavors & Fragrances, Inc.	60,078	8,975,653
PPG Industries, Inc.	384,147	65,216,636
Sherwin-Williams Co. (The)	151,667	41,321,674

		137,821,048

Consumer Finance — 1.7%
American Express Co.	368,186	60,835,373

Diversified Telecommunication Services — 0.3%
Verizon Communications, Inc.	171,809	9,626,458

Electric Utilities — 4.8%
American Electric Power Co., Inc.	294,785	24,935,863
Duke Energy Corp.	732,077	72,270,641
Southern Co. (The) (a)	913,111	55,252,347
Xcel Energy, Inc.	254,443	16,762,705

		169,221,556

Electrical Equipment — 1.6%
Eaton Corp. plc	379,391	56,218,158

Equity Real Estate Investment Trusts — 0.4%
Public Storage	46,302	13,922,548

Food Products — 2.3%
Archer-Daniels-Midland Co.	278,058	16,850,315
J.M. Smucker Co. (The) (a)	72,165	9,350,419
Nestle S.A.	456,690	56,874,051

		83,074,785

Health Care Equipment & Supplies — 6.6%
Abbott Laboratories	479,718	55,613,708
Boston Scientific Corp. (b)	809,767	34,625,637
Danaher Corp.	213,327	57,248,434
Medtronic plc	711,410	88,307,323

		235,795,102

Health Care Providers & Services — 3.1%
Cigna Corp.	326,140	77,318,010
McKesson Corp.	163,860	31,336,586

		108,654,596

Hotels, Restaurants & Leisure — 0.3%
Marriott International, Inc.—Class A (b)	90,431	12,345,640

Household Products — 2.2%
Colgate-Palmolive Co.	335,123	27,262,256
Kimberly-Clark Corp.	224,811	30,075,216
Reckitt Benckiser Group plc	238,084	21,070,720

		78,408,192

Industrial Conglomerates — 2.5%
Honeywell International, Inc.	411,316	90,222,165

Insurance — 8.6%
Aon plc—Class A (a)	336,429	80,325,788
Chubb, Ltd.	422,607	67,169,157
Marsh & McLennan Cos., Inc.	489,747	68,897,608
Progressive Corp. (The)	478,276	46,971,486
Travelers Cos., Inc. (The)	292,888	43,848,262

		307,212,301

IT Services — 4.6%
Accenture plc—Class A	314,102	92,594,129
Fidelity National Information Services, Inc.	284,251	40,269,839
Fiserv, Inc. (b)	278,208	29,737,653

		162,601,621

Life Sciences Tools & Services — 1.8%
Thermo Fisher Scientific, Inc.	130,002	65,582,109

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery — 3.2%
Illinois Tool Works, Inc.	266,461	$59,570,021
Otis Worldwide Corp.	146,927	12,014,221
Stanley Black & Decker, Inc.	206,380	42,305,836

		113,890,078

Media — 3.2%
Comcast Corp.—Class A	1,963,000	111,930,260

Multi-Utilities — 1.4%
Dominion Energy, Inc.	669,235	49,235,619

Oil, Gas & Consumable Fuels — 2.5%
Chevron Corp.	192,010	20,111,127
ConocoPhillips	486,231	29,611,468
EOG Resources, Inc.	256,099	21,368,901
Pioneer Natural Resources Co.	108,112	17,570,362

		88,661,858

Pharmaceuticals — 6.8%
Johnson & Johnson	754,402	124,280,185
Merck & Co., Inc.	583,208	45,356,086
Organon & Co. (b)	58,320	1,764,763
Pfizer, Inc.	1,403,822	54,973,670
Roche Holding AG	41,478	15,631,839

		242,006,543

Professional Services — 1.3%
Equifax, Inc.	190,174	45,548,575

Road & Rail — 2.0%
Canadian National Railway Co. (a)	182,404	19,247,270
Union Pacific Corp.	228,076	50,160,755

		69,408,025

Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	159,955	27,537,853
Intel Corp.	505,750	28,392,805
NXP Semiconductors NV	149,995	30,856,972
Texas Instruments, Inc.	479,911	92,286,885

		179,074,515

Specialty Retail — 1.4%
Lowe’s Cos., Inc.	265,325	51,465,090

Tobacco — 0.5%
Philip Morris International, Inc.	181,384	17,976,968

Total Common Stocks (Cost $2,172,087,323)		3,498,368,346

Short-Term Investment — 1.4%
Security Description	Principal Amount*	Value

Repurchase Agreement — 1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $51,230,351; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $52,255,011.	51,230,351	$51,230,351

Total Short-Term Investments (Cost $51,230,351)		51,230,351

Securities Lending Reinvestments (c) — 2.2%

Certificates of Deposit — 0.7%
Bank of Montreal (Chicago) 0.222%, 3M LIBOR + 0.060%, 08/10/21 (d)	2,000,000	2,000,174
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605
Credit Industriel et Commercial Zero Coupon, 10/12/21	4,997,780	4,997,950
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 09/07/21	999,668	999,730
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (d)	5,000,000	4,999,990
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	3,997,291	3,999,400

		23,996,763

Repurchase Agreements — 0.8%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,445,338.	4,000,000	4,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,724,835; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $2,779,328.	2,724,831	2,724,831
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $10,504,390; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $11,531,388.	10,500,000	10,500,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $6,002,508; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $6,597,167.	6,000,000	6,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000%—3.375%, maturity dates ranging from 02/01/22—03/11/31, and an aggregate market value of $102,000.	100,000	100,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements —(Continued)
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $1,100,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.099%—6.125%, maturity dates ranging from 08/31/21—02/15/50, and an aggregate market value of $1,122,452.	1,100,000	$1,100,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $3,000,123; collateralized by various Common Stock with an aggregate market value of $3,333,353.	3,000,000	3,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $700,033; collateralized by U.S. Treasury Obligations with rates ranging from 1.875%—3.000%, maturity dates ranging from 07/31/22—02/15/49, and various Common Stock with an aggregate market value of $777,778.	700,000	700,000

		28,124,831

Time Deposits — 0.1%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,500,000	1,500,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	3,000,000	3,000,000

		4,500,000

Mutual Funds — 0.6%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $76,621,861)		76,621,594

Total Investments— 102.1% (Cost $2,299,939,535)		3,626,220,291
Other assets and liabilities (net) — (2.1)%		(74,632,131)

Net Assets — 100.0%		$3,551,588,160

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $74,203,904 and the collateral received consisted of cash in the amount of $76,619,570. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$127,929,265	$—	$—	$127,929,265
Banks	347,071,901	—	—	347,071,901
Beverages	26,590,588	53,687,601	—	80,278,189
Building Products	124,528,358	—	—	124,528,358
Capital Markets	257,821,450	—	—	257,821,450
Chemicals	137,821,048	—	—	137,821,048
Consumer Finance	60,835,373	—	—	60,835,373
Diversified Telecommunication Services	9,626,458	—	—	9,626,458
Electric Utilities	169,221,556	—	—	169,221,556
Electrical Equipment	56,218,158	—	—	56,218,158
Equity Real Estate Investment Trusts	13,922,548	—	—	13,922,548
Food Products	26,200,734	56,874,051	—	83,074,785
Health Care Equipment & Supplies	235,795,102	—	—	235,795,102
Health Care Providers & Services	108,654,596	—	—	108,654,596
Hotels, Restaurants & Leisure	12,345,640	—	—	12,345,640
Household Products	57,337,472	21,070,720	—	78,408,192
Industrial Conglomerates	90,222,165	—	—	90,222,165
Insurance	307,212,301	—	—	307,212,301
IT Services	162,601,621	—	—	162,601,621
Life Sciences Tools & Services	65,582,109	—	—	65,582,109
Machinery	113,890,078	—	—	113,890,078
Media	111,930,260	—	—	111,930,260
Multi-Utilities	49,235,619	—	—	49,235,619
Oil, Gas & Consumable Fuels	88,661,858	—	—	88,661,858
Pharmaceuticals	226,374,704	15,631,839	—	242,006,543
Professional Services	45,548,575	—	—	45,548,575
Road & Rail	69,408,025	—	—	69,408,025
Semiconductors & Semiconductor Equipment	179,074,515	—	—	179,074,515
Specialty Retail	51,465,090	—	—	51,465,090
Tobacco	17,976,968	—	—	17,976,968
Total Common Stocks	3,351,104,135	147,264,211	—	3,498,368,346
Total Short-Term Investment*	—	51,230,351	—	51,230,351
Securities Lending Reinvestments
Certificates of Deposit	—	23,996,763	—	23,996,763
Repurchase Agreements	—	28,124,831	—	28,124,831
Time Deposits	—	4,500,000	—	4,500,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	56,621,594	—	76,621,594
Total Investments	$3,371,104,135	$255,116,156	$—	$3,626,220,291

Collateral for Securities Loaned (Liability)	$—	$(76,619,570)	$—	$(76,619,570)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,626,220,291
Cash	78,014
Receivable for:
Investments sold	1,213,607
Fund shares sold	316,879
Dividends	3,960,358

Total Assets	3,631,789,149
Liabilities
Collateral for securities loaned	76,619,570
Payables for:
Fund shares redeemed	1,141,291
Accrued Expenses:
Management fees	1,609,828
Distribution and service fees	225,872
Deferred trustees’ fees	313,560
Other expenses	290,868

Total Liabilities	80,200,989

Net Assets	$3,551,588,160

Net Assets Consist of:
Paid in surplus	$1,923,788,602
Distributable earnings (Accumulated losses)	1,627,799,558

Net Assets	$3,551,588,160

Net Assets
Class A	$2,395,484,515
Class B	1,005,137,676
Class D	12,456,804
Class E	138,509,165
Capital Shares Outstanding*
Class A	136,997,378
Class B	58,371,325
Class D	715,374
Class E	7,983,765
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.49
Class B	17.22
Class D	17.41
Class E	17.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,299,939,535.
(b)	Includes securities loaned at value of $74,203,904.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$36,899,323
Interest	880
Other income	28,198
Securities lending income	119,551

Total investment income	37,047,952
Expenses
Management fees	11,006,253
Administration fees	64,181
Custodian and accounting fees	86,391
Distribution and service fees—Class B	1,234,884
Distribution and service fees—Class D	6,093
Distribution and service fees—Class E	100,299
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	58,443
Insurance	11,638
Miscellaneous	12,973

Total expenses	12,654,814
Less management fee waiver	(1,162,752)

Net expenses	11,492,062

Net Investment Income	25,555,890

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	275,048,079
Foreign currency transactions	14,184

Net realized gain (loss)	275,062,263

Net change in unrealized appreciation (depreciation) on:
Investments	205,150,859
Foreign currency transactions	(81,748)

Net change in unrealized appreciation (depreciation)	205,069,111

Net realized and unrealized gain (loss)	480,131,374

Net Increase (Decrease) in Net Assets From Operations	$505,687,264

(a)	Net of foreign withholding taxes of $348,823.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,555,890	$53,829,069
Net realized gain (loss)	275,062,263	35,796,124
Net change in unrealized appreciation (depreciation)	205,069,111	37,368,583

Increase (decrease) in net assets from operations	505,687,264	126,993,776

From Distributions to Shareholders
Class A	(61,368,047)	(176,241,702)
Class B	(24,087,437)	(70,127,776)
Class D	(313,027)	(871,536)
Class E	(3,405,328)	(9,511,357)

Total distributions	(89,173,839)	(256,752,371)

Increase (decrease) in net assets from capital share transactions	(346,576,605)	116,936,706

Total increase (decrease) in net assets	69,936,820	(12,821,889)

Net Assets
Beginning of period	3,481,651,340	3,494,473,229

End of period	$3,551,588,160	$3,481,651,340

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,709,195	$29,449,962	3,943,014	$54,898,119
Reinvestments	3,512,767	61,368,047	13,361,767	176,241,702
Redemptions	(21,390,323)	(377,251,271)	(10,108,359)	(146,494,829)

Net increase (decrease)	(16,168,361)	$(286,433,262)	7,196,422	$84,644,992

Class B
Sales	1,692,783	$28,014,659	5,539,855	$74,739,336
Reinvestments	1,400,432	24,087,437	5,394,444	70,127,776
Redemptions	(6,333,534)	(106,820,821)	(7,885,755)	(113,299,455)

Net increase (decrease)	(3,240,319)	$(54,718,725)	3,048,544	$31,567,657

Class D
Sales	146,193	$2,615,575	30,366	$434,877
Reinvestments	18,000	313,027	66,327	871,536
Redemptions	(189,103)	(3,349,882)	(123,730)	(1,794,366)

Net increase (decrease)	(24,910)	$(421,280)	(27,037)	$(487,953)

Class E
Sales	645,233	$11,238,345	827,971	$11,519,683
Reinvestments	196,499	3,405,328	726,612	9,511,357
Redemptions	(1,150,055)	(19,647,011)	(1,404,243)	(19,819,030)

Net increase (decrease)	(308,323)	$(5,003,338)	150,340	$1,212,010

Increase (decrease) derived from capital shares transactions		$(346,576,605)		$116,936,706

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.63		$16.44	$13.81	$16.63	$15.31	$15.09

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.13		0.26	0.29	0.30	0.27	0.34 (b)
Net realized and unrealized gain (loss)	2.19		0.17	3.71	(1.87)	2.38	1.68

Total income (loss) from investment operations	2.32		0.43	4.00	(1.57)	2.65	2.02

Less Distributions
Distributions from net investment income	(0.28)		(0.30)	(0.31)	(0.24)	(0.34)	(0.36)
Distributions from net realized capital gains	(0.18)		(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(0.46)		(1.24)	(1.37)	(1.25)	(1.33)	(1.80)

Net Asset Value, End of Period	$17.49		$15.63	$16.44	$13.81	$16.63	$15.31

Total Return (%) (c)	14.84	(d)	3.96	30.13	(10.05)	18.00	14.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.64	0.63	0.66	0.72	0.72
Net ratio of expenses to average net assets (%) (f)	0.57	(e)	0.58	0.57	0.57	0.58	0.58
Ratio of net investment income (loss) to average net assets (%)	1.50	(e)	1.79	1.86	1.89	1.70	2.25 (b)
Portfolio turnover rate (%)	5	(d)	13	12	7	13	14
Net assets, end of period (in millions)	$2,395.5		$2,393.8	$2,400.3	$2,144.8	$2,462.2	$2,222.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.38		$16.20	$13.62	$16.41	$15.14	$14.94

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.10		0.22	0.24	0.25	0.23	0.30 (b)
Net realized and unrealized gain (loss)	2.16		0.16	3.67	(1.83)	2.33	1.66

Total income (loss) from investment operations	2.26		0.38	3.91	(1.58)	2.56	1.96

Less Distributions
Distributions from net investment income	(0.24)		(0.26)	(0.27)	(0.20)	(0.30)	(0.32)
Distributions from net realized capital gains	(0.18)		(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(0.42)		(1.20)	(1.33)	(1.21)	(1.29)	(1.76)

Net Asset Value, End of Period	$17.22		$15.38	$16.20	$13.62	$16.41	$15.14

Total Return (%) (c)	14.70	(d)	3.66	29.85	(10.24)	17.58	14.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.89	0.88	0.91	0.97	0.97
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.83	0.82	0.82	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	1.25	(e)	1.54	1.61	1.65	1.45	2.01 (b)
Portfolio turnover rate (%)	5	(d)	13	12	7	13	14
Net assets, end of period (in millions)	$1,005.1		$947.8	$948.8	$840.0	$837.6	$804.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.56		$16.37	$13.76	$16.56	$15.26	$15.05

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.12		0.24	0.27	0.28	0.25	0.32 (b)
Net realized and unrealized gain (loss)	2.17		0.17	3.69	(1.84)	2.36	1.67

Total income (loss) from investment operations	2.29		0.41	3.96	(1.56)	2.61	1.99

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.29)	(0.23)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.18)		(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(0.44)		(1.22)	(1.35)	(1.24)	(1.31)	(1.78)

Net Asset Value, End of Period	$17.41		$15.56	$16.37	$13.76	$16.56	$15.26

Total Return (%) (c)	14.75	(d)	3.85	29.96	(10.06)	17.81	14.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.74	0.73	0.76	0.82	0.82
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.68	0.67	0.67	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	1.40	(e)	1.69	1.76	1.78	1.60	2.15 (b)
Portfolio turnover rate (%)	5	(d)	13	12	7	13	14
Net assets, end of period (in millions)	$12.5		$11.5	$12.6	$11.0	$15.0	$14.4

	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.50		$16.32	$13.71	$16.52	$15.22	$15.01

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.11		0.23	0.26	0.27	0.24	0.31 (b)
Net realized and unrealized gain (loss)	2.17		0.16	3.70	(1.85)	2.36	1.67

Total income (loss) from investment operations	2.28		0.39	3.96	(1.58)	2.60	1.98

Less Distributions
Distributions from net investment income	(0.25)		(0.27)	(0.29)	(0.22)	(0.31)	(0.33)
Distributions from net realized capital gains	(0.18)		(0.94)	(1.06)	(1.01)	(0.99)	(1.44)

Total distributions	(0.43)		(1.21)	(1.35)	(1.23)	(1.30)	(1.77)

Net Asset Value, End of Period	$17.35		$15.50	$16.32	$13.71	$16.52	$15.22

Total Return (%) (c)	14.75	(d)	3.75	30.00	(10.20)	17.80	14.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.79	0.78	0.81	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.73	0.72	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	1.35	(e)	1.64	1.71	1.77	1.55	2.10 (b)
Portfolio turnover rate (%)	5	(d)	13	12	7	13	14
Net assets, end of period (in millions)	$138.5		$128.5	$132.8	$115.7	$68.6	$66.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $51,230,351. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,124,831. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$168,469,246	$0	$603,139,584

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $19,020 in purchases and $1,609,243 in sales of investments, which are included above, and resulted in net realized gains of $1,188,208.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$11,006,253	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadvisor”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

During the period ended June 30, 2021, the Subadvisor voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $28,198 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,298,164,346

Gross unrealized appreciation	1,337,477,974
Gross unrealized depreciation	(9,422,029)

Net unrealized appreciation (depreciation)	$1,328,055,945

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$61,846,319	$63,308,950	$194,906,052	$226,036,036	$256,752,371	$289,344,986

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$53,260,801	$35,326,560	$1,123,007,196	$—	$1,211,594,557

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust I

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 8.48%, 8.36%, and 8.37%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 26.69%.

MARKET ENVIRONMENT / CONDITIONS

The overall U.S. stock market generated strong results and reached several new all-time highs during the reporting period. The market was supported by strengthening economic activity as the COVID-19 vaccine rollout progressed, along with overall solid corporate profits, significant fiscal and monetary stimulus, and robust investor demand. These factors more than offset rising inflation, which the U.S. Federal Reserve characterized as largely transitory. All told, the S&P 500 Index gained 15.25% during the six months ended June 30, 2021. Small-cap stocks, which are generally more sensitive to the economy, generated even stronger results, as the Russell 2000 Index gained 17.54% over the same period. Within the small-cap universe, the Russell 2000 Growth and Russell 2000 Value Indexes returned 8.98% and 26.69%, respectively, over the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a solid absolute return but underperformed the benchmark during the reporting period. Over this time, the lowest quality (least profitable/most levered), cyclical (highest beta) and most speculative (smallest market caps and lowest stock prices) companies outperformed. As we have seen in the past, the Portfolio tends to underperform in a strong up market brought about by an economic recovery from a cyclical trough and/or speculation. The Portfolio generated positive absolute returns in eight of the nine sectors in which it is invested but lagged the benchmark on a relative basis in all nine sectors—the hallmark of a low-quality rally. Against this backdrop, stock selection drove the Portfolio’s underperformance, with holdings in the Information Technology, Healthcare and Industrials sectors being the largest negatives for results. Within Information Technology, the Portfolio lagged the benchmark the most in the software and semiconductor industries. Within Healthcare, our healthcare equipment & supplies and biotechnology positions were the largest drags of performance. Within Industrials, the Portfolio’s commercial services & supplies holdings were negative for returns.

Several individual holdings were negative for the Portfolio’s performance, including Haemonetics, Emergent BioSolutions and Qualys. Haemonetics is a leading supplier of blood management systems and consumables used in collecting and processing blood into its components. The stock underperformed, by the impact of blood center volumes from COVID-19 and government stimulus, as well as a large customer loss. Emergent BioSolutions is a pure-play specialty life science manufacturer of niche products for unmet public health needs, including sole manufacturer of FDA-licensed anthrax and small-pox vaccine, as well as several other drugs. The company enjoys competitive advantages from production know-how, including animal models and navigating regulatory frameworks. The stock underperformed due to manufacturing shortcomings at Emergent BioSolutions’ Bayview facility that was producing Johnson & Johnson COVID-19 vaccines. Johnson & Johnson is currently Emergent BioSolutions’ largest Contract Development & Manufacturing Organization partner with a five-year contract worth over $600 million. Both Emergent BioSolutions and Johnson & Johnson are addressing the shortcomings in order to restart vaccine production. Qualys is a supplier of cloud-based security and compliance solutions. The company has a leading market position in the vulnerability management market and has successfully launched additional add-on products over time. The stock underperformed in the period after reporting disappointing fourth quarter results, coupled with the passing of the founder and Chief Executive Officer. However, first quarter results showed signs of improvement, and demand for cyber security solutions is likely to remain robust given the high-profile cyber-attacks that we have seen this year.

Examples of individual stocks that contributed to the Portfolio’s performance during the reporting period were Bio-Techne, Fox Factory Holding and Manhattan Associates. Bio-Techne is a leading producer of proteins and antibodies used in medical research. It enjoys high barriers due to the purity and consistency of its products, scale benefits and the large breadth of offerings. The stock performed well on the back of solid earnings results that were highlighted by strong organic topline growth, partially aided by the COVID-19 pandemic. Fox Factory develops and sells performance enhancing suspensions and other components for the mountain bike and power vehicle market. The company has leading market shares in its niches and is innovation-focused with barriers due to intellectual property, scale, supply-chain, brand, and customer relationships. The stock outperformed on stronger than expected earnings results, driven by healthy demand trends and better than expected margins. Manhattan Associates provides software solutions that enable the efficient movement of goods through the supply chain. The stock outperformed after reporting results that showed broad-based strength in the business and continued success migrating customers toward a cloud-based delivery model. Over time, we believe that this transition will materially increase the earnings power of the company, create a higher-quality earnings stream and improve the return that customers generate from using the software.

Sector allocation, overall, detracted from relative performance during the period. Having no exposure to the Energy sector and an overweight to the software industry were the largest headwinds for results. Conversely, an underweight to Financials, and not owning Utilities and Real Estate Investment Trusts were additive for relative returns.

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period. While the Portfolio’s sector allocations are driven by stock selection, at the end of the

BHFTII-1

Brighthouse Funds Trust I

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

reporting period its largest overweight allocations versus the benchmark were Information Technology and Health Care. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials and Real Estate.

Key factors driving the economic revival have been the vaccine rollout, along with unprecedented fiscal and monetary stimulus. Against this backdrop, more cyclical, lower quality, speculative stocks have outperformed. Meanwhile, inflation remained a wild card. We continue to believe that investing in a diversified Portfolio of financially strong companies, with sustainable and highly differentiated business models, is a prudent approach for long-term investment success through the market cycle.

Judith M. Vale

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	8.48	37.51	16.32	12.69
Class B	8.36	37.15	16.02	12.40
Class E	8.37	37.26	16.13	12.52
Russell 2000 Value Index	26.69	73.28	13.62	10.85

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Pool Corp.	3.3
Bio-Techne Corp.	2.7
West Pharmaceutical Services, Inc.	2.4
Manhattan Associates, Inc.	2.4
Fox Factory Holding Corp.	2.3
Aspen Technology, Inc.	1.9
Fair Isaac Corp.	1.8
Power Integrations, Inc.	1.7
Rogers Corp.	1.6
Nexstar Media Group, Inc.- Class A	1.6

Top Sectors

% of Net Assets
Information Technology	26.3
Industrials	19.3
Consumer Discretionary	14.1
Financials	13.6
Health Care	13.2
Materials	4.0
Consumer Staples	3.9
Communication Services	3.6
Real Estate	1.5

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A(a)	Actual	0.83%	$1,000.00	$1,084.80	$4.29
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class B(a)	Actual	1.08%	$1,000.00	$1,083.60	$5.58
	Hypothetical*	1.08%	$1,000.00	$1,019.44	$5.41

Class E(a)	Actual	0.98%	$1,000.00	$1,083.70	$5.06
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

*	Hypothetical assumes a rate of return of 5%per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.7%
Forward Air Corp.	90,277	$8,102,361

Airlines—0.7%
Allegiant Travel Co. (a)	43,719	8,481,486

Auto Components—3.7%
Fox Factory Holding Corp. (a)	172,511	26,853,062
LCI Industries	91,039	11,964,345
XPEL, Inc. (a)	70,133	5,882,055

		44,699,462

Banks—9.7%
Bank of Hawaii Corp.	174,623	14,706,749
BOK Financial Corp.	102,473	8,874,162
Columbia Banking System, Inc.	202,733	7,817,385
Community Bank System, Inc.	178,516	13,504,735
Cullen/Frost Bankers, Inc.	99,510	11,145,120
CVB Financial Corp.	382,281	7,871,166
First Financial Bankshares, Inc.	318,526	15,649,182
First Hawaiian, Inc.	276,213	7,827,876
Glacier Bancorp, Inc.	237,056	13,057,045
Lakeland Financial Corp.	101,332	6,246,105
Prosperity Bancshares, Inc.	124,028	8,905,210

		115,604,735

Biotechnology—1.4%
Abcam plc (a)	225,481	4,302,593
Emergent BioSolutions, Inc. (a)	197,769	12,457,469

		16,760,062

Building Products—1.6%
AAON, Inc.	198,835	12,445,082
CSW Industrials, Inc.	57,180	6,773,543

		19,218,625

Capital Markets—2.4%
Artisan Partners Asset Management, Inc. - Class A	87,870	4,465,553
Hamilton Lane, Inc. - Class A	54,321	4,949,729
Houlihan Lokey, Inc.	91,487	7,482,722
MarketAxess Holdings, Inc.	25,479	11,811,810

		28,709,814

Chemicals—1.7%
Chase Corp.	57,513	5,901,409
Quaker Chemical Corp.	61,940	14,691,549

		20,592,958

Commercial Services & Supplies—4.7%
Driven Brands Holdings, Inc. (a)	183,353	5,669,275
IAA, Inc. (a)	213,905	11,666,379
MSA Safety, Inc.	101,160	16,750,073
Rollins, Inc.	294,293	10,064,820
Tetra Tech, Inc.	102,790	12,544,491

		56,695,038

Communications Equipment—0.9%
NetScout Systems, Inc. (a)	377,293	10,767,942

Construction & Engineering—1.2%
Valmont Industries, Inc.	58,616	13,836,307

Construction Materials—1.2%
Eagle Materials, Inc.	100,871	14,334,778

Containers & Packaging—1.1%
AptarGroup, Inc.	89,353	12,584,477

Distributors—3.3%
Pool Corp.	87,001	39,903,879

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc. (a)	78,881	11,604,184

Electrical Equipment—0.2%
Shoals Technologies Group, Inc. - Class A (a)	63,800	2,264,900

Electronic Equipment, Instruments & Components—7.0%
Cognex Corp.	155,878	13,101,546
Littelfuse, Inc.	61,748	15,732,773
National Instruments Corp.	104,969	4,438,089
Novanta, Inc. (a)	124,478	16,774,655
Rogers Corp. (a)	97,804	19,639,043
Zebra Technologies Corp. - Class A (a)	25,140	13,311,379

		82,997,485

Food & Staples Retailing—0.7%
Grocery Outlet Holding Corp. (a)	234,144	8,115,431

Food Products—1.2%
Lancaster Colony Corp.	55,695	10,777,539
UTZ Brands, Inc.	187,026	4,075,297

		14,852,836

Health Care Equipment & Supplies—6.0%
Atrion Corp.	12,386	7,690,839
Haemonetics Corp. (a)	214,624	14,302,543
IDEXX Laboratories, Inc. (a)	23,193	14,647,539
Neogen Corp. (a)	136,186	6,270,004
West Pharmaceutical Services, Inc.	79,263	28,463,343

		71,374,268

Health Care Providers & Services—1.7%
Chemed Corp.	37,551	17,817,949
National Research Corp.	62,232	2,856,449

		20,674,398

Health Care Technology—0.7%
Certara, Inc. (a)	85,766	2,429,751
Doximity, Inc. - Class A (a)	10,200	593,640
Simulations Plus, Inc.	93,232	5,119,369

		8,142,760

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—1.0%
Texas Roadhouse, Inc.	124,366	$11,964,009

Household Products—1.9%
Church & Dwight Co., Inc.	124,016	10,568,644
WD-40 Co.	49,504	12,687,380

		23,256,024

Insurance—1.5%
AMERISAFE, Inc.	99,076	5,913,847
RLI Corp.	113,536	11,874,730

		17,788,577

IT Services—1.4%
Computer Services, Inc.	98,584	5,545,350
Jack Henry & Associates, Inc.	65,546	10,717,426

		16,262,776

Leisure Products—0.7%
Hayward Holdings, Inc. (a)	303,891	7,907,244

Life Sciences Tools & Services—3.4%
Bio-Techne Corp.	71,448	32,170,176
ICON plc (a)	38,463	7,950,687

		40,120,863

Machinery—6.5%
Graco, Inc.	138,878	10,513,065
Kadant, Inc.	51,950	9,147,875
Lindsay Corp.	56,311	9,307,082
Nordson Corp.	49,572	10,881,550
Omega Flex, Inc.	11,068	1,623,786
RBC Bearings, Inc. (a)	91,147	18,176,535
Toro Co. (The)	158,684	17,436,198

		77,086,091

Media—3.6%
Cable One, Inc.	7,063	13,510,177
Nexstar Media Group, Inc. - Class A	132,485	19,591,882
TechTarget, Inc. (a)	119,854	9,287,486

		42,389,545

Multiline Retail—0.2%
Ollie’s Bargain Outlet Holdings, Inc. (a)	35,450	2,982,409

Professional Services—1.5%
Exponent, Inc.	203,885	18,188,581

Real Estate Management & Development—1.5%
FirstService Corp.	101,721	17,420,738

Semiconductors & Semiconductor Equipment—5.8%
CMC Materials, Inc.	95,198	14,350,147
Lattice Semiconductor Corp. (a)	340,824	19,147,492
MKS Instruments, Inc.	84,880	15,104,396
Power Integrations, Inc.	251,827	20,664,924

		69,266,959

Software—11.3%
Altair Engineering, Inc. - Class A (a)	95,009	6,552,771
American Software, Inc. - Class A	174,581	3,833,799
Aspen Technology, Inc. (a)	161,426	22,202,532
Fair Isaac Corp. (a)	43,125	21,678,075
Manhattan Associates, Inc. (a)	195,883	28,371,694
Model N, Inc. (a)	174,053	5,964,796
Qualys, Inc. (a)	149,495	15,052,651
SPS Commerce, Inc. (a)	117,118	11,694,232
Tyler Technologies, Inc. (a)	31,854	14,409,794
Vertex, Inc. - Class A (a)	221,589	4,861,663

		134,622,007

Specialty Retail—4.1%
Asbury Automotive Group, Inc. (a)	82,828	14,194,234
Floor & Decor Holdings, Inc. - Class A (a)	112,866	11,929,936
Lithia Motors, Inc. - Class A	31,379	10,783,080
Petco Health & Wellness Co., Inc. (a)	175,322	3,928,966
Tractor Supply Co.	42,985	7,997,789

		48,834,005

Trading Companies & Distributors—2.2%
Richelieu Hardware, Ltd.	170,773	5,961,942
SiteOne Landscape Supply, Inc. (a)	47,925	8,111,786
Transcat, Inc. (a)	43,810	2,475,703
Watsco, Inc.	35,532	10,184,892

		26,734,323

Total Common Stocks (Cost $590,648,839)		1,185,142,337

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $7,108,655; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $7,250,834.	7,108,655	7,108,655

Total Short-Term Investments (Cost $7,108,655)		7,108,655

Total Investments— 100.0% (Cost $597,757,494)		1,192,250,992
Other assets and liabilities (net)—0.0%		(32,876)

Net Assets—100.0%		$1,192,218,116

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$8,102,361	$—	$—	$8,102,361
Airlines	8,481,486	—	—	8,481,486
Auto Components	44,699,462	—	—	44,699,462
Banks	115,604,735	—	—	115,604,735
Biotechnology	12,457,469	4,302,593	—	16,760,062
Building Products	19,218,625	—	—	19,218,625
Capital Markets	28,709,814	—	—	28,709,814
Chemicals	20,592,958	—	—	20,592,958
Commercial Services & Supplies	56,695,038	—	—	56,695,038
Communications Equipment	10,767,942	—	—	10,767,942
Construction & Engineering	13,836,307	—	—	13,836,307
Construction Materials	14,334,778	—	—	14,334,778
Containers & Packaging	12,584,477	—	—	12,584,477
Distributors	39,903,879	—	—	39,903,879
Diversified Consumer Services	11,604,184	—	—	11,604,184
Electrical Equipment	2,264,900	—	—	2,264,900
Electronic Equipment, Instruments & Components	82,997,485	—	—	82,997,485
Food & Staples Retailing	8,115,431	—	—	8,115,431
Food Products	14,852,836	—	—	14,852,836
Health Care Equipment & Supplies	71,374,268	—	—	71,374,268
Health Care Providers & Services	20,674,398	—	—	20,674,398
Health Care Technology	8,142,760	—	—	8,142,760
Hotels, Restaurants & Leisure	11,964,009	—	—	11,964,009
Household Products	23,256,024	—	—	23,256,024
Insurance	17,788,577	—	—	17,788,577
IT Services	16,262,776	—	—	16,262,776
Leisure Products	7,907,244	—	—	7,907,244
Life Sciences Tools & Services	40,120,863	—	—	40,120,863
Machinery	77,086,091	—	—	77,086,091
Media	42,389,545	—	—	42,389,545
Multiline Retail	2,982,409	—	—	2,982,409
Professional Services	18,188,581	—	—	18,188,581
Real Estate Management & Development	17,420,738	—	—	17,420,738
Semiconductors & Semiconductor Equipment	69,266,959	—	—	69,266,959
Software	134,622,007	—	—	134,622,007
Specialty Retail	48,834,005	—	—	48,834,005
Trading Companies & Distributors	26,734,323	—	—	26,734,323
Total Common Stocks	1,180,839,744	4,302,593	—	1,185,142,337
Total Short-Term Investment*	—	7,108,655	—	7,108,655
Total Investments	$1,180,839,744	$11,411,248	$—	$1,192,250,992

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$1,192,250,992
Receivable for:
Fund shares sold	935,009
Dividends	486,588

Total Assets	1,193,672,589

Liabilities
Payables for:
Investments purchased	37,053
Fund shares redeemed	198,350
Accrued Expenses:
Management fees	778,074
Distribution and service fees	81,941
Deferred trustees’ fees	196,133
Other expenses	162,922

Total Liabilities	1,454,473

Net Assets	$1,192,218,116

Net Assets Consist of:
Paid in surplus	$508,090,848
Distributable earnings (Accumulated losses)	684,127,268

Net Assets	$1,192,218,116

Net Assets
Class A	$753,696,679
Class B	348,701,740
Class E	89,819,697
Capital Shares Outstanding*
Class A	30,963,283
Class B	14,737,507
Class E	3,757,535
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.34
Class B	23.66
Class E	23.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $597,757,494.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,397,817

Total investment income	4,397,817

Expenses
Management fees	4,862,741
Administration fees	25,347
Custodian and accounting fees	38,589
Distribution and service fees—Class B	439,353
Distribution and service fees—Class E	68,638
Audit and tax services	21,712
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	47,430
Insurance	4,101
Miscellaneous	7,098

Total expenses	5,566,409
Less management fee waiver	(61,987)
Less broker commission recapture	(4,159)

Net expenses	5,500,263

Net Investment Loss	(1,102,446)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	91,446,826
Foreign currency transactions	177

Net realized gain (loss)	91,447,003

Net change in unrealized appreciation (depreciation) on:
Investments	7,292,984
Foreign currency transactions	(15)

Net change in unrealized appreciation (depreciation)	7,292,969

Net realized and unrealized gain (loss)	98,739,972

Net Increase (Decrease) in Net Assets From Operations	$97,637,526

(a)	Net of foreign withholding taxes of $9,421.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,102,446)	$822,600
Net realized gain (loss)	91,447,003	77,185,435
Net change in unrealized appreciation (depreciation)	7,292,969	164,272,722

Increase (decrease) in net assets from operations	97,637,526	242,280,757

From Distributions to Shareholders
Class A	(48,870,402)	(46,871,431)
Class B	(23,004,374)	(22,037,084)
Class E	(5,891,827)	(5,631,424)

Total distributions	(77,766,603)	(74,539,939)

Increase (decrease) in net assets from capital share transactions	(3,301,778)	(59,301,460)

Total increase (decrease) in net assets	16,569,145	108,439,358

Net Assets
Beginning of period	1,175,648,971	1,067,209,613

End of period	$1,192,218,116	$1,175,648,971

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	468,429	$11,921,109	772,947	$14,164,468
Reinvestments	2,026,976	48,870,402	2,532,222	46,871,431
Redemptions	(2,333,421)	(59,487,324)	(4,833,401)	(98,400,255)

Net increase (decrease)	161,984	$1,304,187	(1,528,232)	$(37,364,356)

Class B
Sales	530,104	$13,166,802	946,225	$17,690,692
Reinvestments	981,834	23,004,374	1,220,215	22,037,084
Redemptions	(1,559,494)	(38,847,090)	(2,866,394)	(56,714,113)

Net increase (decrease)	(47,556)	$(2,675,914)	(699,954)	$(16,986,337)

Class E
Sales	24,210	$607,816	40,275	$734,558
Reinvestments	248,916	5,891,827	309,249	5,631,424
Redemptions	(335,555)	(8,429,694)	(567,957)	(11,316,749)

Net increase (decrease)	(62,429)	$(1,930,051)	(218,433)	$(4,950,767)

Increase (decrease) derived from capital shares transactions		$(3,301,778)		$(59,301,460)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$24.01		$20.75	$18.56		$22.65	$21.38	$18.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.03	0.05		0.06	0.08	0.08	(b)
Net realized and unrealized gain (loss)	2.03		4.74	5.19		(1.21)	3.11	3.29

Total income (loss) from investment operations	2.02		4.77	5.24		(1.15)	3.19	3.37

Less Distributions
Distributions from net investment income	(0.02)		(0.04)	(0.05)		(0.08)	(0.09)	(0.09)
Distributions from net realized capital gains	(1.67)		(1.47)	(3.00)		(2.86)	(1.83)	0.00

Total distributions	(1.69)		(1.51)	(3.05)		(2.94)	(1.92)	(0.09)

Net Asset Value, End of Period	$24.34		$24.01	$20.75		$18.56	$22.65	$21.38

Total Return (%) (c)	8.48	(d)	25.11	29.68		(6.70)	15.75	18.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.86	0.87		0.86	0.85	0.85
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.85	0.85		0.84	0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(e)	0.17	0.23		0.25	0.36	0.43	(b)
Portfolio turnover rate (%)	5	(d)	12	11		12	17	19
Net assets, end of period (in millions)	$753.7		$739.6	$670.9		$577.6	$770.2	$764.5

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$23.39		$20.27	$18.18		$22.25	$21.03	$17.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.02)	(0.00	)(g)	0.00 (g)	0.02	0.04	(b)
Net realized and unrealized gain (loss)	1.98		4.61	5.09		(1.19)	3.07	3.23

Total income (loss) from investment operations	1.94		4.59	5.09		(1.19)	3.09	3.27

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.02)	(0.04)	(0.04)
Distributions from net realized capital gains	(1.67)		(1.47)	(3.00)		(2.86)	(1.83)	0.00

Total distributions	(1.67)		(1.47)	(3.00)		(2.88)	(1.87)	(0.04)

Net Asset Value, End of Period	$23.66		$23.39	$20.27		$18.18	$22.25	$21.03

Total Return (%) (c)	8.36	(d)	24.76	29.41		(6.98)	15.49	18.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(e)	1.11	1.12		1.11	1.10	1.10
Net ratio of expenses to average net assets (%)(f)	1.08	(e)	1.10	1.10		1.09	1.09	1.09
Ratio of net investment income (loss) to average net assets (%)	(0.35	)(e)	(0.08)	(0.02)		0.01	0.11	0.19	(b)
Portfolio turnover rate (%)	5	(d)	12	11		12	17	19
Net assets, end of period (in millions)	$348.7		$345.9	$313.9		$271.7	$339.9	$333.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.61		$20.42	$18.30	$22.38	$21.14	$17.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		0.00 (g)	0.02	0.02	0.04	0.05	(b)
Net realized and unrealized gain (loss)	1.99		4.67	5.12	(1.19)	3.09	3.26

Total income (loss) from investment operations	1.96		4.67	5.14	(1.17)	3.13	3.31

Less Distributions
Distributions from net investment income	0.00		(0.01)	(0.02)	(0.05)	(0.06)	(0.06)
Distributions from net realized capital gains	(1.67)		(1.47)	(3.00)	(2.86)	(1.83)	0.00

Total distributions	(1.67)		(1.48)	(3.02)	(2.91)	(1.89)	(0.06)

Net Asset Value, End of Period	$23.90		$23.61	$20.42	$18.30	$22.38	$21.14

Total Return (%) (c)	8.37	(d)	24.96	29.49	(6.89)	15.61	18.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	1.01	1.02	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (f)	0.98	(e)	1.00	1.00	0.99	0.99	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.25	)(e)	0.02	0.08	0.11	0.21	0.29	(b)
Portfolio turnover rate (%)	5	(d)	12	11	12	17	19
Net assets, end of period (in millions)	$89.8		$90.2	$82.5	$74.3	$93.5	$93.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $7,108,655, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$62,868,195	$0	$142,282,715

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,862,741	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $	500 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$598,201,546

Gross unrealized appreciation	601,665,595
Gross unrealized depreciation	(7,616,149)

Net unrealized appreciation (depreciation)	$594,049,446

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$1,172,995	$1,975,510	$73,366,944	$141,691,177	$74,539,939	$143,666,687

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$667,088	$77,020,196	$586,756,477	$—	$664,443,761

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 15.62%, 15.47%, and 15.52%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 12.99%.

MARKET ENVIRONMENT / CONDITIONS

Stocks recorded solid gains in the first quarter, with mid- and small-caps outperforming large-caps, while value stocks outpaced growth shares. The passage of the $1.9 trillion American Rescue Plan Act fueled growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. Many states began to reopen in some capacity as the third wave of the COVID-19 cases abated amid an accelerated vaccine rollout.

In the second quarter, stocks again recorded strong gains, but large-caps and growth shares reasserted their market leadership. Fiscal stimulus and ongoing vaccinations propelled a robust economic recovery. First-quarter gross domestic product expanded at an annualized rate of 6.4%, and many economists were predicting the fastest full-year growth since 1984. However, inflation pressures grew over the six-month period, and core (excluding food and energy) consumer prices jumped the most they have in nearly four decades.

Stocks in developed non-U.S. equity markets advanced, but underperformed U.S. large-cap equities, while stocks in emerging markets underperformed equities in developed markets.

In the fixed income universe, longer-term Treasury yields rose sharply in the first quarter due to inflation concerns, but trended lower during the second quarter as inflation expectations began to wane later in the period. Nevertheless, they still finished significantly higher than they were at the end of 2020 and became a headwind for many fixed income investors. Domestic bonds produced negative returns during the period. However, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns and outperformed the Russell 1000 Growth Index for the six-month period. Overall, sector allocation contributed to relative performance.

Several of our investments in non-public firms paid off in the first half of 2021, particularly electric vehicle (“EV”) manufacturer Rivian, where a mark-up in valuation during the second quarter brought forward pent-up performance gains as our favored pure-play in the EV space prepares to go public.

Communication Services was the leading contributor to relative results due to an overweight allocation. Within the sector, several interactive media and services companies benefited from impressive earnings reports. We maintained an overweight to the sector as we continued to find attractive opportunities in companies with innovative business models that we believed could take advantage of transformational change.

A lack of exposure in Consumer Staples also aided relative performance as the defensive haven has fallen out of favor in the risk-on environment. The Portfolio had no exposure to Consumer Staples, as the sector generally lacks compelling growth opportunities that meet our investment criteria.

The Financials sector also contributed to relative performance primarily due to stock choices, such as MarketAxess Holdings, a leading electronic trading platform for U.S. high-grade corporate bonds. We like the company, as we believe it offers a platform that will continue to gain share within U.S. fixed income trading, while its unique liquidity pool allows the company to capture a growing share of high-margin corporate bond trades.

Conversely, Information Technology detracted from relative performance due to unfavorable security selection. Our underweight in NVIDIA hurt relative results as shares of the company traded higher during the period, driven by a spike in demand for graphic-processing units used to mine cryptocurrency.

Poor stock choices in the Consumer Discretionary sector coupled with an unfavorable overweight also led to a downgrade in relative performance. Shares of Ferrari underperformed as the Italian supercar manufacturer had to push its longstanding profitability targets out one year later than expected due to investment delays that resulted from COVID-19-related delays. A lack of progress in the ongoing search for a CEO and no plans to make a foray into electric vehicles also weighed on investor sentiment.

BHFTII-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio’s greatest overweight relative to the benchmark was in Communication Services. We were also overweight in Consumer Discretionary. Our most significant underweight allocation was to Information Technology. We were also underweight in Consumer Staples, Real Estate, and Materials. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	15.62	45.42	24.33	18.07
Class B	15.47	45.04	24.02	17.77
Class E	15.52	45.18	24.15	17.89
Russell 1000 Growth Index	12.99	42.50	23.66	17.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Amazon.com, Inc.	10.0
Microsoft Corp.	8.6
Facebook, Inc. - Class A	6.0
Apple, Inc.	4.9
Alphabet, Inc. - Class A	3.7
Alphabet, Inc. - Class C	3.3
Visa, Inc. - A Shares	2.8
MasterCard, Inc. - Class A	2.3
Rivian Automotive, Inc. - Series E	2.2
Snap, Inc. - Class A	2.0

Top Sectors

% of Net Assets
Information Technology	36.3
Consumer Discretionary	24.1
Communication Services	21.8
Health Care	8.7
Industrials	6.6
Financials	2.2
Materials	0.3

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021		Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.54%	$1,000.00		$1,156.20		$2.89
	Hypothetical*		0.54%	$1,000.00		$1,022.12		$2.71

Class B (a)	Actual	0.79%	$1,000.00		$1,154.70		$4.22
	Hypothetical*		0.79%	$1,000.00		$1,020.88		$3.96

Class E (a)	Actual	0.69%	$1,000.00		$1,155.20		$3.69
	Hypothetical*		0.69%	$1,000.00		$1,021.37		$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—94.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Airbus SE (a)	156,101	$20,102,765
Teledyne Technologies, Inc. (a)	55,094	23,075,020

		43,177,785

Air Freight & Logistics—1.0%
FedEx Corp.	94,804	28,282,877

Airlines—0.2%
Southwest Airlines Co. (a)	128,175	6,804,811

Auto Components—0.2%
Aptiv plc (a)	39,412	6,200,690

Automobiles—0.7%
Ferrari NV	101,796	20,975,066

Biotechnology—1.2%
Argenx SE (ADR) (a)	17,445	5,252,166
Incyte Corp. (a)	100,836	8,483,333
Vertex Pharmaceuticals, Inc. (a)	108,900	21,957,507

		35,693,006

Capital Markets—1.5%
MarketAxess Holdings, Inc.	11,368	5,270,091
MSCI, Inc.	12,361	6,589,402
S&P Global, Inc.	48,330	19,837,048
Tradeweb Markets, Inc. - Class A (b)	67,630	5,718,793
XP, Inc. - Class A (a)	164,473	7,162,799

		44,578,133

Chemicals—0.3%
Linde plc	33,217	9,603,035

Commercial Services & Supplies—0.7%
Cintas Corp.	50,050	19,119,100

Consumer Finance—0.3%
Sofi Technologies, Inc. † (a) (c)	524,760	9,891,955

Electrical Equipment—0.4%
Generac Holdings, Inc. (a) (b)	28,938	12,013,611

Electronic Equipment, Instruments & Components—0.2%
Zebra Technologies Corp. - Class A (a)	12,768	6,760,528

Entertainment—4.4%
Netflix, Inc. (a)	98,043	51,787,293
Playtika Holding Corp. (a)	47,103	1,122,936
ROBLOX Corp. - Class A (a) (b)	31,782	2,859,744
Sea, Ltd. (ADR) (a)(b)	213,594	58,652,913
Spotify Technology S.A. (a)	51,746	14,260,680

		128,683,566

Health Care Equipment & Supplies—2.6%
Align Technology, Inc. (a)	5,704	3,485,144

Health Care Equipment & Supplies—(Continued)
Intuitive Surgical, Inc. (a)	42,752	39,316,449
Stryker Corp.	126,683	32,903,376

		75,704,969

Health Care Providers & Services—2.7%
Anthem, Inc.	36,196	13,819,633
Cigna Corp.	56,585	13,414,606
HCA Healthcare, Inc.	110,416	22,827,404
Humana, Inc.	23,648	10,469,442
UnitedHealth Group, Inc.	44,655	17,881,648

		78,412,733

Hotels, Restaurants & Leisure—3.1%
Airbnb, Inc. - Class A (a) (b)	88,411	13,539,261
Booking Holdings, Inc. (a)	8,017	17,541,917
Chipotle Mexican Grill, Inc. (a)	11,326	17,559,151
DraftKings, Inc. - Class A (a) (b)	165,157	8,616,241
Las Vegas Sands Corp. (a)	227,463	11,985,025
Wynn Resorts, Ltd. (a) (b)	174,104	21,292,919

		90,534,514

Industrial Conglomerates—1.2%
Roper Technologies, Inc.	75,625	35,558,875

Insurance—0.1%
Bright Health Group, Inc. (a)(b)	144,519	2,479,946

Interactive Media & Services—17.4%
Alphabet, Inc. - Class A (a)	44,840	109,489,864
Alphabet, Inc. - Class C (a)	38,238	95,836,664
Facebook, Inc. - Class A (a)	502,696	174,792,426
IAC/InterActiveCorp. (a)	13,693	2,111,050
Kuaishou Technology (a) (b)	30,600	767,729
Match Group, Inc. (a)	129,046	20,808,668
Pinterest, Inc. - Class A (a)	214,800	16,958,460
Snap, Inc. - Class A (a)	875,296	59,642,669
Tencent Holdings, Ltd.	341,285	25,671,163
Vimeo, Inc. (a)	64,395	3,155,355

		509,234,048

Internet & Direct Marketing Retail—12.3%
Alibaba Group Holding, Ltd. (ADR) (a)	119,345	27,065,059
Amazon.com, Inc. (a)	85,093	292,733,535
Coupang, Inc. (a)(b)	203,441	8,507,902
DoorDash, Inc. - Class A (a) (b)	73,967	13,190,535
Farfetch, Ltd. - Class A (a)	314,188	15,822,508
Maplebear, Inc. † (a) (c) (d)	17,978	2,247,250
Maplebear, Inc. (Non-Voting Shares) † (a) (c) (d)	939	117,375

		359,684,164

IT Services—10.6%
Affirm Holdings, Inc. (a) (b)	9,042	608,979
Afterpay, Ltd. (a)	140,099	12,398,218
Fidelity National Information Services, Inc.	159,775	22,635,324
Fiserv, Inc. (a)	248,567	26,569,327

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Global Payments, Inc.	123,303	$23,124,244
Marqeta, Inc. - Class A (a)	53,527	1,502,503
MasterCard, Inc. - Class A	187,099	68,307,974
MongoDB, Inc. (a)(b)	35,463	12,820,584
PayPal Holdings, Inc. (a)	121,321	35,362,645
Shopify, Inc. - Class A (a)	8,724	12,745,589
Snowflake, Inc. - Class A (a)	6,062	1,465,791
StoneCo, Ltd. - Class A (a)	103,182	6,919,385
Stripe, Inc. - Class B † (a) (c) (d)	63,278	2,539,030
Visa, Inc. - A Shares (b)	351,384	82,160,607

		309,160,200

Life Sciences Tools & Services—0.4%
Avantor, Inc. (a)	310,576	11,028,554

Machinery—0.4%
Cummins, Inc.	44,791	10,920,494

Pharmaceuticals—1.8%
AstraZeneca plc (ADR) (b)	276,654	16,571,575
Eli Lilly and Co.	160,620	36,865,502

		53,437,077

Professional Services—0.8%
Clarivate plc (a)	169,084	4,654,883
Equifax, Inc.	13,191	3,159,376
TransUnion	149,838	16,453,711

		24,267,970

Road & Rail—0.4%
DiDi Global, Inc. † (a) (c)	91,053	4,634,962
DiDi Global, Inc. (ADR)	65,763	929,889
Norfolk Southern Corp.	25,557	6,783,083

		12,347,934

Semiconductors & Semiconductor Equipment—3.3%
Advanced Micro Devices, Inc. (a)	215,013	20,196,171
ASML Holding NV	55,951	38,653,189
NVIDIA Corp.	22,146	17,719,015
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	167,609	20,139,897

		96,708,272

Software—16.8%
Avalara, Inc. (a)	56,882	9,203,508
Black Knight, Inc. (a)	167,900	13,092,842
Coupa Software, Inc. (a) (b)	10,357	2,714,673
Datadog, Inc. - Class A (a)	104,218	10,847,009
Epic Games, Inc. † (a) (c) (d)	7,860	6,956,100
Intuit, Inc.	115,101	56,419,057
Microsoft Corp.	933,322	252,836,930
Paycom Software, Inc. (a)	14,967	5,440,055
Salesforce.com, Inc. (a)	137,595	33,610,331
ServiceNow, Inc. (a)	55,227	30,349,998
Splunk, Inc. (a)	140,414	20,301,056
UiPath, Inc. - Class A † (a) (c)	274,697	17,416,094
UiPath, Inc. - Class A (a) (b)	5,973	405,746

Software—(Continued)
Workday, Inc. - Class A (a)	30,013	7,165,304
Zoom Video Communications, Inc. - Class A (a)	68,400	26,472,852

		493,231,555

Specialty Retail—1.7%
Carvana Co. (a) (b)	36,882	11,131,725
Ross Stores, Inc.	323,147	40,070,228

		51,201,953

Technology Hardware, Storage & Peripherals—4.9%
Apple, Inc.	1,042,888	142,833,941

Textiles, Apparel & Luxury Goods—1.4%
lululemon athletica, Inc. (a)(b)	58,898	21,496,003
NIKE, Inc. - Class B	120,072	18,549,923

		40,045,926

Total Common Stocks (Cost $1,432,366,420)		2,768,577,288

Convertible Preferred Stocks—5.4%

Automobiles—4.8%
Aurora Innovation, Inc. - Series B † (a) (c) (d)	205,250	4,034,599
GM Cruise Holdings LLC - Series F † (a) (c) (d)	196,100	5,167,235
Nuro, Inc. - Series C † (a) (c)(d)	179,741	2,346,447
Rivian Automotive, Inc. - Series D † (a) (c) (d)	675,570	47,330,434
Rivian Automotive, Inc. - Series E † (a) (c) (d)	931,845	65,285,061
Rivian Automotive, Inc. - Series F † (a) (c) (d)	174,564	12,229,954
Sila Nano, Inc. - Series F † (a) (c) (d)	52,110	2,150,726
Waymo LLC - Series A-2 † (a) (c) (d)	26,511	2,431,642

		140,976,098

Internet & Direct Marketing Retail—0.6%
ANT International Co., Ltd. - Class C † (a) (c) (d)	1,458,697	10,283,814
Maplebear, Inc. - Series A † (a) (c) (d)	2,525	315,625
Maplebear, Inc. - Series B † (a) (c) (d)	36,727	4,590,875
Rappi, Inc. - Series E † (a) (c) (d)	52,748	3,151,484

		18,341,798

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Series E † (a) (c)	43,942	376,119

Software—0.0%
Magic Leap, Inc. - Series C † (a) (c) (d)	124,428	75,901
Magic Leap, Inc. - Series D † (a) (c) (d)	90,348	55,112

		131,013

Total Convertible Preferred Stocks (Cost $60,379,962)		159,825,028

Short-Term Investment—0.1%

Mutual Funds—0.1%
T. Rowe Price Government Reserve Fund (e)	3,798,380	3,798,380

Total Short-Term Investments (Cost $3,798,380)		3,798,380

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments(f)—6.1%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.1%
Agricultural Bank of China 0.100%, 07/01/21	2,700,000	$2,699,997
Bank of Montreal
Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (g)	4,000,000	4,000,050
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	4,998,339	4,998,650
Mizuho Bank, Ltd. 0.200%, 09/14/21	3,000,000	3,000,378
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (g)	2,000,000	1,999,968
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (g)	2,000,000	2,000,008
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (g)	2,000,000	2,000,300
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (g)	4,000,000	4,000,708
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (g)	5,000,000	4,999,990
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/27/21	4,997,522	4,998,950
Zero Coupon, 09/20/21	2,996,207	2,999,040
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (g)	3,000,000	3,000,060
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (g)	4,000,000	3,999,646

		61,695,755

Commercial Paper—0.1%
Antalis S.A. 0.200%, 07/06/21	1,998,978	1,999,952

Repurchase Agreements—2.4%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by various Common Stock with an aggregate market value of $11,111,963.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,556,673.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
BofA Securities, Inc.
Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $11,437,227; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $11,665,956.	11,437,211	11,437,211
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $7,002,926; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $7,697,344.	7,000,000	7,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $5,491,137.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,500,007; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $8,900,025; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $9,081,658.	8,900,000	8,900,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,667.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $2,900,147; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,222,792.	2,900,000	2,900,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments(f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $3,600,018; collateralized by various Common Stock with an aggregate market value of $4,000,083.	3,600,000	$3,600,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,000,005; collateralized by various Common Stock with an aggregate market value of $1,111,146.	1,000,000	1,000,000

		69,837,211

Time Deposits—0.8%
ABN AMRO Bank NV 0.080%, 07/01/21	5,000,000	5,000,000
DZ Bank AG 0.040%, 07/01/21	5,000,000	5,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,000,000	1,000,000
0.130%, 07/01/21	2,000,000	2,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (g)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 07/01/21	5,000,000	5,000,000

		23,000,000

Mutual Funds—0.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	10,000,000	10,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $176,531,388)		176,532,918

Total Investments—106.1% (Cost $1,673,076,150)		3,108,733,614
Other assets and liabilities (net)—(6.1)%		(179,449,139)

Net Assets—100.0%		$2,929,284,475

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $203,627,794, which is 7.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $172,344,556 and the collateral received consisted of cash in the amount of $176,525,758 and non-cash collateral with a value of $1,969,681. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 7.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	1,458,697	$8,183,290	$10,283,814
Aurora Innovation, Inc. - Series B	03/01/19	205,250	1,896,572	4,034,599
DiDi Global, Inc. (ADR)	10/19/15	91,053	2,497,238	4,634,962
Epic Games, Inc.	06/18/20	7,860	4,519,500	6,956,100
GM Cruise Holdings LLC - Series F	05/07/19	196,100	3,578,825	5,167,235
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	75,901
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,396	55,112
Maplebear, Inc.	08/07/20	17,978	832,991	2,247,250

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Maplebear, Inc. - Series A	11/18/20	2,525	$154,056	$315,625
Maplebear, Inc. (Non-Voting Shares)	08/07/20	939	43,507	117,375
Maplebear, Inc. - Series B	07/02/20	36,727	1,766,271	4,590,875
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	2,346,447
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	3,151,484
Rivian Automotive, Inc. - Series D	12/23/19	675,570	7,258,324	47,330,434
Rivian Automotive, Inc. - Series E	07/10/20	931,845	14,434,279	65,285,061
Rivian Automotive, Inc. - Series F	12/23/19	174,564	6,432,683	12,229,954
Sila Nano, Inc. - Series F	01/07/21	52,110	2,150,726	2,150,726
Sofi Technologies, Inc.	12/30/20	524,760	5,353,215	9,891,955
Stripe, Inc. - Class B	12/17/19	63,278	992,832	2,539,030
UiPath, Inc. - Class A	04/26/19-12/11/20	274,697	4,001,142	17,416,094
Waymo LLC - Series A-2	05/08/20	26,511	2,276,425	2,431,642
WeWork Cos., Inc. - Series E	06/23/15	43,942	1,445,234	376,119

				$203,627,794

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$23,075,020	$20,102,765	$—	$43,177,785
Air Freight & Logistics	28,282,877	—	—	28,282,877
Airlines	6,804,811	—	—	6,804,811
Auto Components	6,200,690	—	—	6,200,690
Automobiles	20,975,066	—	—	20,975,066
Biotechnology	35,693,006	—	—	35,693,006
Capital Markets	44,578,133	—	—	44,578,133
Chemicals	9,603,035	—	—	9,603,035
Commercial Services & Supplies	19,119,100	—	—	19,119,100
Consumer Finance	—	9,891,955	—	9,891,955
Electrical Equipment	12,013,611	—	—	12,013,611
Electronic Equipment, Instruments & Components	6,760,528	—	—	6,760,528

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Entertainment	$128,683,566	$—	$—	$128,683,566
Health Care Equipment & Supplies	75,704,969	—	—	75,704,969
Health Care Providers & Services	78,412,733	—	—	78,412,733
Hotels, Restaurants & Leisure	90,534,514	—	—	90,534,514
Industrial Conglomerates	35,558,875	—	—	35,558,875
Insurance	2,479,946	—	—	2,479,946
Interactive Media & Services	482,795,156	26,438,892	—	509,234,048
Internet & Direct Marketing Retail	357,319,539	—	2,364,625	359,684,164
IT Services	294,222,952	12,398,218	2,539,030	309,160,200
Life Sciences Tools & Services	11,028,554	—	—	11,028,554
Machinery	10,920,494	—	—	10,920,494
Pharmaceuticals	53,437,077	—	—	53,437,077
Professional Services	24,267,970	—	—	24,267,970
Road & Rail	7,712,972	4,634,962	—	12,347,934
Semiconductors & Semiconductor Equipment	96,708,272	—	—	96,708,272
Software	468,859,361	17,416,094	6,956,100	493,231,555
Specialty Retail	51,201,953	—	—	51,201,953
Technology Hardware, Storage & Peripherals	142,833,941	—	—	142,833,941
Textiles, Apparel & Luxury Goods	40,045,926	—	—	40,045,926
Total Common Stocks	2,665,834,647	90,882,886	11,859,755	2,768,577,288
Convertible Preferred Stocks
Automobiles	—	—	140,976,098	140,976,098
Internet & Direct Marketing Retail	—	—	18,341,798	18,341,798
Real Estate Management & Development	—	376,119	—	376,119
Software	—	—	131,013	131,013
Total Convertible Preferred Stocks	—	376,119	159,448,909	159,825,028
Total Short-Term Investment*	3,798,380	—	—	3,798,380
Securities Lending Reinvestments
Certificates of Deposit	—	61,695,755	—	61,695,755
Commercial Paper	—	1,999,952	—	1,999,952
Repurchase Agreements	—	69,837,211	—	69,837,211
Time Deposits	—	23,000,000	—	23,000,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	156,532,918	—	176,532,918
Total Investments	$2,689,633,027	$247,791,923	$171,308,664	$3,108,733,614

Collateral for Securities Loaned (Liability)	$—	$(176,525,758)	$—	$(176,525,758)

*	See Schedule of Investments for additional detailed categorizations.

During the period ended June 30, 2021, transfers from Level 3 to Level 2 in the amount of $17,169,008 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2020	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfer Out	Balance as of June 30, 2021	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at June 30, 2021
Common Stocks
Internet & Direct Marketing Retail	$1,229,605	$1,135,020	$—	$—	$2,364,625	$1,135,020
IT Services	6,346,047	1,546,198	—	(5,353,215)	2,539,030	1,546,198
Software	5,194,063	2,436,600	—	(674,563)	6,956,100	2,436,600
Convertible Preferred Stocks					—
Automobiles	37,762,047	94,630,642	8,583,409	—	140,976,098	94,630,642
Internet & Direct Marketing Retail	22,217,754	(51,730)	—	(3,824,226)	18,341,798	(51,730)
Real Estate Management & Development	0	—	—	(0)	—	—
Software	7,847,539	(399,522)	—	(7,317,004)	131,013	(399,522)

	$80,597,055	$99,297,208	$8,583,409	$(17,169,008)	$171,308,664	$99,297,208

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

	Fair Value at June 30, 2021		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet & Direct Marketing Retail	$2,364,625		Market Transaction Method	Precedent Transaction	$125.00	$125.00	$125.00	Increase
IT Services	2,539,030		Market Transaction Method	Precedent Transaction	$40.13	$40.13	$40.13	Increase
Software	6,956,100		Market Transaction Method	Precedent Transaction	$885.00	$885.00	$885.00	Increase
Convertible Preferred Stocks
Automobiles	4,034,599		Market Transaction Method	Merger & Acquisition Terms	$19.66	$19.66	$19.66	Increase
	5,167,235		Market Transaction Method	Precedent Transaction	$26.35	$26.35	$26.35	Increase
	2,346,447		Market Transaction Method	Precedent Transaction	$13.05	$13.05	$13.05	Increase
	124,845,449		Market Transaction Method	Pending Transaction	$70.06	$70.06	$70.06	Increase
	2,150,726		Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
	2,431,642		Market Transaction Method	Precedent Transaction	$91.72	$91.72	$91.72	Increase
Internet & Direct Marketing Retail	10,283,814	(a)	Redemption Value	Original Purchase Price	$5.61	$5.61	$5.61	Increase
				Guaranteed Return on Investment	15.00%	15.00%	15.00%	Increase
			Comparable Company Analysis	Price/Earnings Multiple	21.3x	21.3x	21.3x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
			Sum-of-the-Parts Analysis	Price/Earnings Multiple	11.5x	36.4x	27.0x	Increase
				Price/Sales Multiple	12.7x	12.7x	12.7x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	4,906,500		Market Transaction Method	Precedent Transaction	$125.00	$125.00	$125.00	Increase
	3,151,484		Market Transaction Method	Precedent Transaction	$59.75	$59.75	$59.75	Increase
Software	131,013		Recapitalization Value	Fully Diluted Share Price	$0.68	$0.68	$0.68	Increase
				Discount for Uncertainty	10.00%	10.00%	10.00%	Decrease

(a)	A change in valuation techniques utilized during the period ended June 30, 2021 was due to company-specific news events.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,104,935,234
Affiliated investments at value (c)	3,798,380
Cash	1,300,001
Receivable for:
Investments sold	5,408,926
Fund shares sold	316,771
Dividends	307,515
Dividends on affiliated investments	76

Total Assets	3,116,066,903
Liabilities
Collateral for securities loaned	176,525,758
Payables for:
Investments purchased	5,736,461
Fund shares redeemed	2,589,048
Accrued Expenses:
Management fees	1,222,412
Distribution and service fees	262,618
Deferred trustees’ fees	196,133
Other expenses	249,998

Total Liabilities	186,782,428

Net Assets	$2,929,284,475

Net Assets Consist of:
Paid in surplus	$1,251,370,369
Distributable earnings (Accumulated losses)	1,677,914,106

Net Assets	$2,929,284,475

Net Assets
Class A	$1,580,941,879
Class B	1,292,372,425
Class E	55,970,171
Capital Shares Outstanding*
Class A	53,360,107
Class B	45,142,049
Class E	1,920,562
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$29.63
Class B	28.63
Class E	29.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,669,277,770.
(b)	Includes securities loaned at value of $172,344,556.
(c)	Identified cost of affiliated investments was $3,798,380.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$5,098,512
Dividends from affiliated investments	1,284
Securities lending income	126,965

Total investment income	5,226,761
Expenses
Management fees	8,311,862
Administration fees	51,277
Custodian and accounting fees	77,509
Distribution and service fees—Class B	1,498,123
Distribution and service fees—Class E	39,366
Audit and tax services	26,451
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	47,046
Insurance	9,692
Miscellaneous	10,492

Total expenses	10,123,218
Less management fee waiver	(1,056,383)

Net expenses	9,066,835

Net Investment Loss	(3,840,074)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	253,016,712
Foreign currency transactions	(8,343)

Net realized gain (loss)	253,008,369

Net change in unrealized appreciation (depreciation) on:
Investments	158,454,997
Foreign currency transactions	(121)

Net change in unrealized appreciation (depreciation)	158,454,876

Net realized and unrealized gain (loss)	411,463,245

Net Increase (Decrease) in Net Assets From Operations	$407,623,171

(a)	Net of foreign withholding taxes of $63,289.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,840,074)	$(3,753,920)
Net realized gain (loss)	253,008,369	312,806,486
Net change in unrealized appreciation (depreciation)	158,454,876	473,063,162

Increase (decrease) in net assets from operations	407,623,171	782,115,728

From Distributions to Shareholders
Class A	(167,172,412)	(111,482,508)
Class B	(139,704,635)	(81,684,614)
Class E	(5,966,155)	(3,465,810)

Total distributions	(312,843,202)	(196,632,932)

Increase (decrease) in net assets from capital share transactions	100,296,454	(294,281,961)

Total increase (decrease) in net assets	195,076,423	291,200,835

Net Assets
Beginning of period	2,734,208,052	2,443,007,217

End of period	$2,929,284,475	$2,734,208,052

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	624,276	$18,783,387	1,185,523	$28,306,264
Reinvestments	5,947,080	167,172,412	4,999,216	111,482,508
Redemptions	(5,552,456)	(168,460,610)	(16,103,877)	(388,239,631)

Net increase (decrease)	1,018,900	$17,495,189	(9,919,138)	$(248,450,859)

Class B
Sales	1,606,082	$46,827,179	4,539,157	$104,044,397
Reinvestments	5,143,764	139,704,635	3,766,003	81,684,614
Redemptions	(3,647,510)	(106,357,477)	(9,881,088)	(230,528,813)

Net increase (decrease)	3,102,336	$80,174,337	(1,575,928)	$(44,799,802)

Class E
Sales	123,231	$3,643,542	172,552	$4,156,622
Reinvestments	215,774	5,966,155	157,465	3,465,810
Redemptions	(235,071)	(6,982,769)	(370,382)	(8,653,732)

Net increase (decrease)	103,934	$2,626,928	(40,365)	$(1,031,300)

Increase (decrease) derived from capital shares transactions		$100,296,454		$(294,281,961)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.79		$22.93	$20.71	$25.34	$20.18	$22.70

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)		(0.01)	0.06	0.11	0.10	0.07 (b)
Net realized and unrealized gain (loss)	4.33		7.90	5.91	0.23	6.55	0.13

Total income (loss) from investment operations	4.31		7.89	5.97	0.34	6.65	0.20

Less Distributions
Distributions from net investment income	0.00		(0.06)	(0.10)	(0.11)	(0.07)	(0.01)
Distributions from net realized capital gains	(3.47)		(1.97)	(3.65)	(4.86)	(1.42)	(2.71)

Total distributions	(3.47)		(2.03)	(3.75)	(4.97)	(1.49)	(2.72)

Net Asset Value, End of Period	$29.63		$28.79	$22.93	$20.71	$25.34	$20.18

Total Return (%) (c)	15.62	(d)	36.95	30.99	(0.94)	33.86	1.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.63	0.63	0.62	0.63	0.62
Net ratio of expenses to average net assets (%) (f) (g)	0.54	(e)	0.55	0.55	0.55	0.56	0.58
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(e)	(0.05)	0.26	0.45	0.42	0.34 (b)
Portfolio turnover rate (%)	12	(d)	33	26	39	49	42
Net assets, end of period (in millions)	$1,580.9		$1,507.0	$1,427.4	$1,259.7	$1,594.6	$1,472.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.96		$22.32	$20.25	$24.87	$19.84	$22.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.07)	0.00 (h)	0.05	0.04	0.02 (b)
Net realized and unrealized gain (loss)	4.20		7.68	5.76	0.24	6.43	0.13

Total income (loss) from investment operations	4.14		7.61	5.76	0.29	6.47	0.15

Less Distributions
Distributions from net investment income	0.00		0.00 (i)	(0.04)	(0.05)	(0.02)	0.00
Distributions from net realized capital gains	(3.47)		(1.97)	(3.65)	(4.86)	(1.42)	(2.71)

Total distributions	(3.47)		(1.97)	(3.69)	(4.91)	(1.44)	(2.71)

Net Asset Value, End of Period	$28.63		$27.96	$22.32	$20.25	$24.87	$19.84

Total Return (%) (c)	15.47	(d)	36.64	30.59	(1.15)	33.47	1.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.88	0.88	0.87	0.88	0.87
Net ratio of expenses to average net assets (%) (f) (g)	0.79	(e)	0.80	0.80	0.80	0.81	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.42	)(e)	(0.30)	0.01	0.21	0.17	0.09 (b)
Portfolio turnover rate (%)	12	(d)	33	26	39	49	42
Net assets, end of period (in millions)	$1,292.4		$1,175.6	$973.6	$801.5	$874.9	$712.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.39		$22.63	$20.49	$25.11	$20.01	$22.55

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.05)		(0.05)	0.02	0.07	0.06	0.04	(b)
Net realized and unrealized gain (loss)	4.27		7.80	5.84	0.25	6.50	0.13

Total income (loss) from investment operations	4.22		7.75	5.86	0.32	6.56	0.17

Less Distributions
Distributions from net investment income	0.00		(0.02)	(0.07)	(0.08)	(0.04)	0.00
Distributions from net realized capital gains	(3.47)		(1.97)	(3.65)	(4.86)	(1.42)	(2.71)

Total distributions	(3.47)		(1.99)	(3.72)	(4.94)	(1.46)	(2.71)

Net Asset Value, End of Period	$29.14		$28.39	$22.63	$20.49	$25.11	$20.01

Total Return (%)(c)	15.52	(d)	36.79	30.70	(1.05)	33.66	1.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.78	0.78	0.77	0.78	0.77
Net ratio of expenses to average net assets (%) (f) (g)	0.69	(e)	0.70	0.70	0.70	0.71	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.32	) (e)	(0.20)	0.11	0.30	0.27	0.19	(b)
Portfolio turnover rate (%)	12	(d)	33	26	39	49	42
Net assets, end of period (in millions)	$56.0		$51.6	$42.0	$35.8	$42.2	$35.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2021 and 0.02% for each of the years ended December 31, 2020 through 2018 and 0.03% for each of the years ended December 31, 2017 through 2016 (see Note 5 of the Notes to Financial Statements).
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements-June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements-June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $69,837,211, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$338,907,414	$0	$549,199,152

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), the subadviser to the Portfolio, that amounted to $2,853,982 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement—Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$8,311,862	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

An identical agreement was in place for the period July 1, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 amounted to $706,499 and are included in the total amount shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2021 amounted to $349,884 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement—Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation—Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held June 30, 2021
T. Rowe Price Government Reserve Fund	$6,228,714	$153,783,702	$(156,214,036)	$3,798,380	$1,284	3,798,380

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,679,440,958

Gross unrealized appreciation	1,448,838,313
Gross unrealized depreciation	(19,545,657)

Net unrealized appreciation (depreciation)	$1,429,292,656

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$3,457,498	$7,606,016	$193,175,434	$351,308,791	$196,632,932	$358,914,807

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,745,938	$272,737,716	$1,270,837,898	$—	$1,583,321,552

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-23

Brighthouse Funds Trust I

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 6.95%, 6.78%, 6.87%, and 6.79%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index¹, returned 14.16%.

MARKET ENVIRONMENT / CONDITIONS

Stocks recorded solid gains in the first quarter, with mid- and small-caps outperforming large-caps, while value stocks outpaced growth shares. The passage of the $1.9 trillion American Rescue Plan Act fueled growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. Many states began to reopen in some capacity as the third wave of the COVID-19 cases abated amid an accelerated vaccine rollout.

In the second quarter, stocks again recorded strong gains, but large-caps and growth shares reasserted their market leadership. Fiscal stimulus and ongoing vaccinations propelled a robust economic recovery. First-quarter gross domestic product expanded at an annualized rate of 6.4%, and many economists were predicting the fastest full-year growth since 1984. However, inflation pressures grew over the six-month period, and core (excluding food and energy) consumer prices jumped the most they have in nearly four decades.

Stocks in developed non-U.S. equity markets advanced but underperformed U.S. large-cap equities, while stocks in emerging markets underperformed equities in developed markets.

In the fixed income universe, longer-term Treasury yields rose sharply in the first quarter due to inflation concerns, but trended lower during the second quarter as inflation expectations began to wane later in the period. Nevertheless, they still finished significantly higher than they were at the end of 2020 and became a headwind for many fixed income investors. Domestic bonds produced negative returns during the period. However, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

The Portfolio delivered positive returns but underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the six months ended June 30, 2021. Overall, stock selection drove relative underperformance.

Consumer Discretionary was the largest detractor from relative performance due to stock selection like Terminix Global Holdings. Shares of Terminix, the pest control company recently spun out of ServiceMaster, fell slightly on the year-to-date period. The company has performed in line with expectations so far this year but does face some industry headwinds as the economy reopens and homeowners go back to the office and refocus away from spending solely on their homes. The Portfolio trimmed its stake in the last six months.

Health Care also undermined relative performance led by stock selection. ACADIA Pharmaceuticals is a biotechnology company focused on developing Nuplazid, a treatment for patients with psychiatric disorders. Shares fell after the U.S. Food and Drug Administration (“FDA”) notified the company that it would be unable to complete the review process for Nuplazid in dementia-related psychosis due to deficiencies in the approval filing. Although this means FDA approval will be delayed, at best, we remain optimistic that it will eventually be approved.

Industrials was another area of relative weakness due to unfavorable stock selection, driven by Array Technologies. Array Technologies is a leading manufacturer of solar trackers in large, utility-scale solar operations. The trackers allow the solar panels to move and track the sun throughout the day, leading to greater energy generation. Shares plunged after the company noted that it was unable to affirm its previous earnings guidance for fiscal year 2021 due to surging steel and freight prices.

Conversely, stock choices like First Industrial Realty Trust, in the Real Estate sector, modestly aided relative performance. First Industrial Realty Trust is a real estate investment trust that owns industrial and logistical real estate in several regions of the U.S. and has some major corporate customers that ship large quantities of packages. Shares were lifted by favorable financial results and expectations that several new development projects would add to the company’s cash flow growth.

Stock choices like Signature Bank, in the Financials sector, also modestly contributed to relative performance. Shares of Signature Bank benefited from solid first-quarter results. Notably, deposit growth well exceeded expectations.

BHFTII-1

Brighthouse Funds Trust I

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio’s largest sector overweight relative to the MSCI U.S. Small Cap Growth Index was Health Care. The Portfolio had smaller overweights in the Real Estate and Industrials sectors. On the other hand, the Portfolio’s largest underweight was Communication Services, with smaller underweights in the Information Technology, Financials, Utilities, and Consumer Staples sectors. The Portfolio’s Materials, Consumer Discretionary and Energy sector weights were marginally lower than the benchmark’s weightings. In constructing the Portfolio, sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index but occasionally may be overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	6.95	40.46	17.46	14.29	—
Class B	6.78	40.10	17.17	14.00	—
Class E	6.87	40.24	17.29	14.12	—
Class G	6.79	40.02	17.12	—	13.50
MSCI U.S. Small Cap Growth Index	14.16	59.33	20.13	14.61	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Texas Pacific Land Corp.	1.0
Medpace Holdings, Inc.	0.9
Repligen Corp.	0.9
Five9, Inc.	0.9
Boston Beer Co., Inc. (The)- Class A	0.9
Deckers Outdoor Corp.	0.9
Entegris, Inc.	0.8
Churchill Downs, Inc.	0.8
Primerica, Inc.	0.8
Manhattan Associates, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	26.5
Information Technology	20.7
Consumer Discretionary	16.6
Industrials	15.6
Financials	4.2
Consumer Staples	4.0
Materials	3.6
Communication Services	2.6
Energy	2.6
Real Estate	1.7

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.47%	$1,000.00	$1,069.50	$2.41
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

Class B (a)	Actual	0.72%	$1,000.00	$1,067.80	$3.69
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class E (a)	Actual	0.62%	$1,000.00	$1,068.70	$3.18
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class G (a)	Actual	0.77%	$1,000.00	$1,067.90	$3.95
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Curtiss-Wright Corp.	42,542	$5,052,288
Hexcel Corp. (a) (b)	49,583	3,093,979
Mercury Systems, Inc. (b)	49,900	3,307,372
Moog, Inc. - Class A	50,162	4,216,618
Teledyne Technologies, Inc. (b)	16,270	6,814,364

		22,484,621

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (b)	50,556	7,072,279

Airlines—0.3%
Allegiant Travel Co. (b)	23,066	4,474,804

Auto Components—0.9%
Adient plc (a) (b)	75,900	3,430,680
LCI Industries	36,036	4,735,851
Patrick Industries, Inc.	96,403	7,037,419

		15,203,950

Banks—1.3%
Ameris Bancorp (a)	46,290	2,343,662
First Bancorp (a)	70,177	2,870,941
Signature Bank	27,349	6,718,282
Western Alliance Bancorp	92,508	8,589,368

		20,522,253

Beverages—1.1%
Boston Beer Co., Inc. (The) - Class A (b)	13,762	14,048,250
Coca-Cola Consolidated, Inc.	11,110	4,467,664

		18,515,914

Biotechnology—11.6%
ACADIA Pharmaceuticals, Inc. (b)	115,291	2,811,947
Acceleron Pharma, Inc. (a) (b)	69,520	8,724,065
Agios Pharmaceuticals, Inc. (a) (b)	61,268	3,376,479
Alector, Inc. (a) (b)	57,982	1,207,765
Alkermes plc (b)	148,373	3,638,106
Allogene Therapeutics, Inc. (a) (b)	60,592	1,580,239
Amicus Therapeutics, Inc. (a) (b)	235,696	2,272,109
Apellis Pharmaceuticals, Inc. (a) (b)	63,349	4,003,657
Arcturus Therapeutics Holdings, Inc. (a) (b)	14,091	476,839
Biohaven Pharmaceutical Holding Co., Ltd. (a) (b)	42,000	4,077,360
Blueprint Medicines Corp. (a) (b)	59,182	5,205,649
CareDx, Inc. (a) (b)	52,997	4,850,285
ChemoCentryx, Inc. (a) (b)	47,022	629,625
CRISPR Therapeutics AG (b)	34,889	5,648,180
Deciphera Pharmaceuticals, Inc. (a) (b)	37,270	1,364,455
Denali Therapeutics, Inc. (b)	79,181	6,210,958
Emergent BioSolutions, Inc. (a) (b)	67,388	4,244,770
Enanta Pharmaceuticals, Inc. (a) (b)	12,863	566,101
Epizyme, Inc. (a) (b)	25,897	215,204
Exact Sciences Corp. (a) (b)	46,771	5,814,103
Exelixis, Inc. (b)	124,867	2,275,077
Fate Therapeutics, Inc. (a) (b)	60,521	5,252,618
FibroGen, Inc. (a) (b)	50,408	1,342,365
Generation Bio Co. (a) (b)	68,300	$1,837,270
Global Blood Therapeutics, Inc. (a) (b)	69,571	2,436,376
Halozyme Therapeutics, Inc. (b)	176,300	8,005,783
Horizon Therapeutics plc (b)	68,952	6,456,665
IGM Biosciences, Inc. (a) (b)	22,768	1,894,298
Insmed, Inc. (b)	160,162	4,558,211
Intellia Therapeutics, Inc. (a) (b)	59,385	9,615,025
Invitae Corp. (a) (b)	160,746	5,421,963
Ionis Pharmaceuticals, Inc. (a) (b)	48,646	1,940,489
Iovance Biotherapeutics, Inc. (a) (b)	106,144	2,761,867
Karuna Therapeutics, Inc. (a) (b)	16,294	1,857,353
Karyopharm Therapeutics, Inc. (a) (b)	55,348	571,191
Kodiak Sciences, Inc. (a) (b)	65,408	6,082,944
Kymera Therapeutics, Inc. (a) (b)	10,200	494,700
Madrigal Pharmaceuticals, Inc. (b)	10,327	1,005,953
Mersana Therapeutics, Inc. (a) (b)	39,600	537,768
Mirati Therapeutics, Inc. (b)	33,640	5,433,869
Neurocrine Biosciences, Inc. (b)	30,752	2,992,785
Novavax, Inc. (b)	16,900	3,588,039
Nurix Therapeutics, Inc. (a) (b)	23,600	626,108
Prothena Corp. plc (a) (b)	51,885	2,667,408
PTC Therapeutics, Inc. (a) (b)	76,430	3,230,696
Replimune Group, Inc. (b)	43,937	1,688,060
Rocket Pharmaceuticals, Inc. (a) (b)	44,470	1,969,576
Sage Therapeutics, Inc. (a) (b)	34,092	1,936,767
Sarepta Therapeutics, Inc. (a) (b)	32,783	2,548,550
Scholar Rock Holding Corp. (a) (b)	42,983	1,242,209
Seagen, Inc. (b)	20,630	3,257,064
TG Therapeutics, Inc. (a) (b)	79,381	3,079,189
Turning Point Therapeutics, Inc. (a) (b)	48,958	3,819,703
Twist Bioscience Corp. (a) (b)	33,832	4,508,114
Ultragenyx Pharmaceutical, Inc. (b)	95,141	9,071,694
uniQure NV (a) (b)	58,043	1,787,724
Xencor, Inc. (a) (b)	75,331	2,598,166
Zentalis Pharmaceuticals, Inc. (a) (b)	23,414	1,245,625
Zymeworks, Inc. (b)	38,279	1,327,899

		189,885,057

Building Products—1.7%
AAON, Inc. (a)	51,409	3,217,689
Builders FirstSource, Inc. (b)	128,292	5,472,937
CSW Industrials, Inc. (a)	17,200	2,037,512
Gibraltar Industries, Inc. (b)	73,162	5,582,992
Trex Co., Inc. (b)	51,337	5,247,155
UFP Industries, Inc.	94,750	7,043,715

		28,602,000

Capital Markets—1.2%
Cboe Global Markets, Inc.	12,764	1,519,554
FactSet Research Systems, Inc.	6,753	2,266,375
LPL Financial Holdings, Inc.	68,835	9,291,348
MarketAxess Holdings, Inc.	14,980	6,944,578

		20,021,855

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—2.0%
Chase Corp. (a)	37,740	$3,872,501
Element Solutions, Inc.	192,906	4,510,142
HB Fuller Co. (a)	42,676	2,714,620
Ingevity Corp. (a) (b)	59,130	4,810,817
Innospec, Inc.	18,113	1,641,219
Quaker Chemical Corp. (a)	29,576	7,015,132
Scotts Miracle-Gro Co. (The)	26,763	5,136,355
Stepan Co.	23,761	2,857,736

		32,558,522

Commercial Services & Supplies—2.0%
Casella Waste Systems, Inc. - Class A (b)	193,548	12,276,750
IAA, Inc. (b)	154,033	8,400,960
MSA Safety, Inc.	38,089	6,306,776
UniFirst Corp.	25,635	6,014,996

		32,999,482

Communications Equipment—0.5%
Lumentum Holdings, Inc. (a) (b)	23,792	1,951,658
Ubiquiti, Inc. (a)	18,402	5,744,920

		7,696,578

Construction & Engineering—0.9%
Comfort Systems USA, Inc.	70,073	5,521,052
EMCOR Group, Inc.	70,473	8,681,569

		14,202,621

Construction Materials—0.5%
Eagle Materials, Inc.	53,602	7,617,380

Consumer Finance—0.5%
Green Dot Corp. - Class A (b)	36,433	1,706,886
PROG Holdings, Inc.	45,067	2,169,075
SLM Corp.	221,933	4,647,277

		8,523,238

Containers & Packaging—0.3%
Berry Global Group, Inc. (b)	69,409	4,526,855

Distributors—0.7%
Pool Corp.	26,609	12,204,484

Diversified Consumer Services—0.9%
Bright Horizons Family Solutions, Inc. (b)	35,962	5,290,370
frontdoor, Inc. (b)	59,480	2,963,293
Terminix Global Holdings, Inc. (b)	127,535	6,084,695

		14,338,358

Diversified Telecommunication Services—0.5%
Cogent Communications Holdings, Inc.	57,126	4,392,418
Iridium Communications, Inc. (a) (b)	83,980	3,358,360

		7,750,778

Electrical Equipment—0.6%
Array Technologies, Inc. (b)	73,847	1,152,013
Atkore, Inc. (b)	83,451	5,925,021
Shoals Technologies Group, Inc. - Class A (a) (b)	68,617	2,435,904

		9,512,938

Electronic Equipment, Instruments & Components—3.4%
Advanced Energy Industries, Inc.	67,916	7,654,813
Cognex Corp.	72,402	6,085,388
ePlus, Inc. (b)	14,280	1,237,933
Fabrinet (b)	50,939	4,883,522
Littelfuse, Inc.	38,352	9,771,706
Novanta, Inc. (b)	84,957	11,448,805
OSI Systems, Inc. (a) (b)	48,777	4,957,694
Zebra Technologies Corp. - Class A (b)	17,454	9,241,719

		55,281,580

Energy Equipment & Services—0.2%
Cactus, Inc. - Class A	88,213	3,239,181

Entertainment—1.0%
Cinemark Holdings, Inc. (a) (b)	163,897	3,597,539
Madison Square Garden Entertainment Corp. (a) (b)	56,700	4,761,099
Zynga, Inc. - Class A (b)	794,523	8,445,780

		16,804,418

Equity Real Estate Investment Trusts—1.7%
Equity LifeStyle Properties, Inc.	66,782	4,962,570
First Industrial Realty Trust, Inc.	116,068	6,062,232
Innovative Industrial Properties, Inc. (a)	14,900	2,846,198
PS Business Parks, Inc.	8,987	1,330,795
Ryman Hospitality Properties, Inc. (b)	54,900	4,334,904
Terreno Realty Corp.	115,770	7,469,480
Universal Health Realty Income Trust	7,372	453,747

		27,459,926

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc.	27,174	5,289,147
Performance Food Group Co. (b)	218,457	10,592,980

		15,882,127

Food Products—1.5%
Darling Ingredients, Inc. (b)	109,700	7,404,750
Hain Celestial Group, Inc. (The) (b)	114,179	4,580,861
J & J Snack Foods Corp. (a)	38,038	6,634,208
John B Sanfilippo & Son, Inc. (a)	29,609	2,622,469
Sanderson Farms, Inc.	16,600	3,120,302

		24,362,590

Health Care Equipment & Supplies—4.7%
AtriCure, Inc. (b)	48,941	3,882,489
CONMED Corp.	25,000	3,435,750
Globus Medical, Inc. - Class A (b)	101,690	7,884,026
Haemonetics Corp. (b)	63,061	4,202,385
ICU Medical, Inc. (b)	37,226	7,661,111

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Lantheus Holdings, Inc. (a) (b)	21,621	$597,604
Merit Medical Systems, Inc. (a) (b)	100,144	6,475,311
Nevro Corp. (a) (b)	37,193	6,166,227
NuVasive, Inc. (b)	49,710	3,369,344
Penumbra, Inc. (a) (b)	23,479	6,434,655
Quidel Corp. (a) (b)	13,402	1,717,064
Shockwave Medical, Inc. (b)	35,877	6,806,943
STERIS plc	20,357	4,199,649
Tandem Diabetes Care, Inc. (b)	89,384	8,706,002
West Pharmaceutical Services, Inc.	16,688	5,992,661

		77,531,221

Health Care Providers & Services—4.4%
Addus HomeCare Corp. (b)	48,827	4,259,667
Amedisys, Inc. (b)	45,139	11,055,895
AMN Healthcare Services, Inc. (b)	99,309	9,630,987
Chemed Corp.	8,230	3,905,135
Corvel Corp. (b)	41,288	5,544,978
Ensign Group, Inc. (The)	141,100	12,229,137
ModivCare, Inc. (b)	22,598	3,843,242
Molina Healthcare, Inc. (b)	33,609	8,505,094
Pennant Group Inc. (The) (b)	100,472	4,109,305
Surgery Partners, Inc. (a) (b)	50,337	3,353,451
U.S. Physical Therapy, Inc. (a)	41,690	4,830,620

		71,267,511

Health Care Technology—1.2%
Certara, Inc. (b)	59,664	1,690,281
Inspire Medical Systems, Inc. (b)	26,100	5,044,086
Omnicell, Inc. (a) (b)	75,457	11,427,962
Phreesia, Inc. (b)	36,969	2,266,200

		20,428,529

Hotels, Restaurants & Leisure—6.2%
Bloomin’ Brands, Inc. (b)	201,277	5,462,658
Boyd Gaming Corp. (b)	144,705	8,897,910
Brinker International, Inc. (b)	67,530	4,176,731
Choice Hotels International, Inc. (a)	57,170	6,795,226
Churchill Downs, Inc.	67,527	13,387,903
Dine Brands Global, Inc. (a) (b)	31,264	2,790,312
Domino’s Pizza, Inc.	2,827	1,318,767
Hilton Grand Vacations, Inc. (b)	99,135	4,103,198
Papa John’s International, Inc.	62,763	6,554,968
Penn National Gaming, Inc. (a) (b)	34,195	2,615,576
Planet Fitness, Inc. - Class A (b)	93,900	7,065,975
SeaWorld Entertainment, Inc. (b)	75,035	3,747,248
Six Flags Entertainment Corp. (a) (b)	67,020	2,900,626
Texas Roadhouse, Inc.	110,407	10,621,153
Travel and Leisure Co.	90,505	5,380,522
Vail Resorts, Inc. (a) (b)	24,520	7,761,070
Wendy’s Co. (The)	310,196	7,264,790

		100,844,633

Household Durables—2.6%
Cavco Industries, Inc. (b)	10,335	2,296,334
Helen of Troy, Ltd. (a) (b)	33,584	7,661,182
Installed Building Products, Inc. (a)	19,341	2,366,565
LGI Homes, Inc. (a) (b)	46,877	7,591,261
Tempur Sealy International, Inc.	257,477	10,090,524
TopBuild Corp. (b)	60,525	11,970,634

		41,976,500

Independent Power and Renewable Electricity Producers—0.5%
Clearway Energy, Inc. - Class C (a)	143,283	3,794,134
Ormat Technologies, Inc. (a)	52,304	3,636,697

		7,430,831

Insurance—1.2%
eHealth, Inc. (b)	26,113	1,524,999
Kemper Corp.	14,901	1,101,184
Palomar Holdings, Inc. (a) (b)	31,224	2,356,163
Primerica, Inc. (a)	86,389	13,229,612
Selectquote, Inc. (b)	82,400	1,587,024

		19,798,982

Internet & Direct Marketing Retail—0.4%
RealReal, Inc. (The) (a) (b)	11,500	227,240
Stamps.com, Inc. (b)	23,689	4,744,670
Xometry, Inc.	14,967	1,307,966

		6,279,876

IT Services—2.2%
Broadridge Financial Solutions, Inc.	15,526	2,507,915
Euronet Worldwide, Inc. (b)	90,215	12,210,600
ExlService Holdings, Inc. (b)	61,092	6,491,636
Gartner, Inc. (b)	8,582	2,078,561
MAXIMUS, Inc.	55,254	4,860,694
Perficient, Inc. (b)	14,000	1,125,880
Repay Holdings Corp. (a) (b)	92,964	2,234,855
WEX, Inc. (a) (b)	20,107	3,898,747

		35,408,888

Leisure Products—0.6%
Brunswick Corp.	97,645	9,727,395

Life Sciences Tools & Services—3.3%
Adaptive Biotechnologies Corp. (b)	67,400	2,753,964
Bruker Corp.	34,991	2,658,616
Charles River Laboratories International, Inc. (b)	24,708	9,139,983
Medpace Holdings, Inc. (b)	83,178	14,691,730
NeoGenomics, Inc. (b)	180,685	8,161,542
Quanterix Corp. (b)	29,059	1,704,601
Repligen Corp. (b)	73,145	14,601,205

		53,711,641

Machinery—3.7%
Albany International Corp. - Class A (a)	73,508	6,561,324
Douglas Dynamics, Inc.	82,405	3,353,059
Federal Signal Corp.	35,200	1,416,096

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Graco, Inc.	75,041	$5,680,604
Hydrofarm Holdings Group, Inc. (b)	10,747	635,255
John Bean Technologies Corp.	59,493	8,484,892
Kadant, Inc.	27,984	4,927,703
Lincoln Electric Holdings, Inc. (a)	30,026	3,954,724
RBC Bearings, Inc. (a) (b)	26,759	5,336,280
SPX Corp. (b)	74,796	4,568,540
Terex Corp.	62,500	2,976,250
Toro Co. (The)	63,580	6,986,170
Woodward, Inc.	50,314	6,182,584

		61,063,481

Media—1.1%
Cable One, Inc.	5,534	10,585,490
Nexstar Media Group, Inc. - Class A	26,340	3,895,159
TechTarget, Inc. (a) (b)	54,585	4,229,792

		18,710,441

Metals & Mining—0.6%
Alcoa Corp. (b)	213,604	7,869,171
Arconic Corp. (b)	51,700	1,841,554

		9,710,725

Oil, Gas & Consumable Fuels—2.4%
APA Corp.	281,995	6,099,552
Matador Resources Co.	80,201	2,888,038
PDC Energy, Inc. (a)	152,306	6,974,092
Renewable Energy Group, Inc. (a) (b)	35,355	2,204,031
Targa Resources Corp.	114,711	5,098,904
Texas Pacific Land Corp. (a)	9,840	15,741,441

		39,006,058

Paper & Forest Products—0.3%
Louisiana-Pacific Corp.	85,100	5,130,679

Pharmaceuticals—1.3%
Arvinas, Inc. (b)	36,244	2,790,788
Axsome Therapeutics, Inc. (a) (b)	26,431	1,783,035
Catalent, Inc. (b)	77,876	8,419,953
Nektar Therapeutics (a) (b)	49,725	853,281
Pacira BioSciences, Inc. (a) (b)	39,380	2,389,579
Reata Pharmaceuticals, Inc. - Class A (a) (b)	18,356	2,597,925
Supernus Pharmaceuticals, Inc. (a) (b)	69,099	2,127,558

		20,962,119

Professional Services—2.5%
ASGN, Inc. (a) (b)	83,565	8,099,956
Booz Allen Hamilton Holding Corp.	75,250	6,409,795
CACI International, Inc. - Class A (b)	33,251	8,482,995
Exponent, Inc.	115,981	10,346,665
Insperity, Inc.	61,411	5,549,712
Legalzoom.com, Inc.	10,775	407,834
Upwork, Inc. (b)	38,000	2,215,020

		41,511,977

Road & Rail—0.9%
Landstar System, Inc. (a)	30,023	4,744,235
Saia, Inc. (b)	48,511	10,162,569

		14,906,804

Semiconductors & Semiconductor Equipment—5.2%
Brooks Automation, Inc.	75,913	7,232,991
Cirrus Logic, Inc. (b)	65,669	5,589,745
CMC Materials, Inc.	30,990	4,671,433
Diodes, Inc. (b)	59,450	4,742,326
Entegris, Inc.	110,976	13,646,719
FormFactor, Inc. (b)	163,530	5,962,304
Kulicke & Soffa Industries, Inc. (a)	58,900	3,604,680
Lattice Semiconductor Corp. (a) (b)	154,698	8,690,934
MaxLinear, Inc. (b)	99,752	4,238,462
MKS Instruments, Inc.	48,006	8,542,668
Monolithic Power Systems, Inc.	13,066	4,879,498
Onto Innovation, Inc. (a) (b)	43,575	3,182,718
Power Integrations, Inc.	107,673	8,835,646
SiTime Corp. (a) (b)	10,962	1,387,679

		85,207,803

Software—9.4%
ACI Worldwide, Inc. (b)	189,968	7,055,411
Alarm.com Holdings, Inc. (b)	32,036	2,713,449
Altair Engineering, Inc. - Class A (b)	16,200	1,117,314
Aspen Technology, Inc. (a) (b)	49,358	6,788,699
Blackbaud, Inc. (a) (b)	63,818	4,886,544
Blackline, Inc. (b)	22,017	2,449,831
Box, Inc. - Class A (a) (b)	160,400	4,098,220
CommVault Systems, Inc. (b)	71,198	5,565,548
Descartes Systems Group, Inc. (The) (b)	99,279	6,866,136
Digital Turbine, Inc. (b)	102,089	7,761,827
DoubleVerify Holdings, Inc. (a) (b)	33,117	1,402,174
Envestnet, Inc. (b)	96,392	7,312,297
Fair Isaac Corp. (b)	20,357	10,233,057
Five9, Inc. (b)	78,321	14,363,288
Fortinet, Inc. (b)	14,199	3,382,060
j2 Global, Inc. (a) (b)	31,612	4,348,231
Manhattan Associates, Inc. (b)	88,462	12,812,836
nCino, Inc. (b)	25,800	1,545,936
Paylocity Holding Corp. (b)	23,254	4,436,863
Pegasystems, Inc. (a)	43,020	5,987,954
Proofpoint, Inc. (b)	10,109	1,756,540
PTC, Inc. (b)	34,816	4,918,108
Qualys, Inc. (a) (b)	66,233	6,669,001
Sapiens International Corp. NV	132,232	3,473,735
SPS Commerce, Inc. (b)	82,579	8,245,513
SS&C Technologies Holdings, Inc.	67,665	4,875,940
Tyler Technologies, Inc. (b)	12,587	5,693,981
Workiva, Inc. (a) (b)	30,900	3,440,097

		154,200,590

Specialty Retail—2.8%
Abercrombie & Fitch Co. - Class A (b)	110,873	5,147,833
Academy Sports & Outdoors, Inc. (a) (b)	55,600	2,292,944

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Asbury Automotive Group, Inc. (a) (b)	38,753	$6,641,102
Burlington Stores, Inc. (b)	22,289	7,176,835
Dick’s Sporting Goods, Inc. (a)	31,100	3,115,909
Floor & Decor Holdings, Inc. - Class A (a) (b)	81,800	8,646,260
Murphy USA, Inc.	14,467	1,929,464
RH (a) (b)	16,580	11,257,820

		46,208,167

Technology Hardware, Storage & Peripherals — 0.4%
NCR Corp. (a) (b)	132,513	6,043,918

Textiles, Apparel & Luxury Goods — 1.6%
Crocs, Inc. (b)	99,155	11,553,541
Deckers Outdoor Corp. (b)	36,374	13,970,162

		25,523,703

Trading Companies & Distributors — 1.0%
McGrath RentCorp	47,482	3,873,107
SiteOne Landscape Supply, Inc. (a) (b)	45,784	7,749,400
Watsco, Inc. (a)	17,764	5,091,873

		16,714,380

Water Utilities — 0.3%
Middlesex Water Co.	56,517	4,619,134

Total Common Stocks (Cost $1,093,348,078)		1,615,669,775

Short-Term Investment — 1.1%

Mutual Funds — 1.1%
T. Rowe Price Government Reserve Fund (c)	17,868,873	17,868,873

Total Short-Term Investments (Cost $17,868,873)		17,868,873

Securities Lending Reinvestments (d)—12.7%

Certificates of Deposit—4.7%
Agricultural Bank of China 0.100%, 07/01/21	500,000	500,000
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (e)	5,000,000	5,000,062
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/08/21 (e)	4,000,000	3,998,828
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605
Credit Industriel et Commercial Zero Coupon, 10/12/21	6,996,892	6,997,130
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	1,999,336	1,999,460
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (e)	2,000,000	1,999,968
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (e)	2,000,000	2,000,300
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (e)	3,000,000	3,000,531
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (e)	5,000,000	4,999,990
0.158%, 3M LIBOR + 0.030%, 09/10/21 (e)	3,000,000	3,000,072
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	2,998,527	2,999,250
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	1,998,645	1,999,700
Zero Coupon, 08/27/21	1,999,009	1,999,580
Zero Coupon, 09/20/21	4,993,679	4,998,400
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (e)	4,000,000	4,000,080
Toronto-Dominion Bank
0.267%, 3M LIBOR + 0.070%, 10/08/21 (e)	5,000,000	4,999,557
0.330%, 3M LIBOR + 0.130%, 07/02/21 (e)	5,000,000	5,000,040

		76,490,958

Commercial Paper—0.4%
Antalis S.A. 0.200%, 07/06/21	999,489	999,976
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (e)	5,000,000	5,002,030

		6,002,006

Repurchase Agreements—5.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $5,800,032; collateralized by various Common Stock with an aggregate market value of $6,444,939.	5,800,000	5,800,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,222,669.	2,000,000	2,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $3,036,278; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $3,096,999.	3,036,274	3,036,274
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $5,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $5,100,002.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments(d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,196,455.	2,000,000	$2,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $13,005,435; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $14,293,861.	13,000,000	13,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $700,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $714,001.	700,000	700,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $4,200,012; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $4,285,726.	4,200,000	4,200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,200,105; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,444,445.	2,200,000	2,200,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $3,100,157; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,445,053.	3,100,000	3,100,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $24,600,123; collateralized by various Common Stock with an aggregate market value of $27,333,903.	24,600,000	24,600,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,400,007; collateralized by various Common Stock with an aggregate market value of $1,555,605.	1,400,000	1,400,000

		82,036,274

Time Deposits—1.5%
ABN AMRO Bank NV 0.080%, 07/01/21	7,000,000	7,000,000
DZ Bank AG 0.040%, 07/01/21	5,000,000	5,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	3,100,000	3,100,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (e)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 07/01/21	5,000,000	5,000,000

		25,100,000

Mutual Funds — 1.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	10,000,000	10,000,000

		18,000,000

Total Securities Lending Reinvestments (Cost $207,627,008)		207,629,238

Total Investments— 112.7% (Cost $1,318,843,959)		1,841,167,886
Other assets and liabilities (net) — (12.7)%		(207,062,239)

Net Assets — 100.0%		$1,634,105,647

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $203,818,299 and the collateral received consisted of cash in the amount of $207,619,351 and non-cash collateral with a value of $146,817. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,615,669,775	$—	$—	$1,615,669,775
Total Short-Term Investment*	17,868,873	—	—	17,868,873
Securities Lending Reinvestments
Certificates of Deposit	—	76,490,958	—	76,490,958
Commercial Paper	—	6,002,006	—	6,002,006
Repurchase Agreements	—	82,036,274	—	82,036,274
Time Deposits	—	25,100,000	—	25,100,000
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	189,629,238	—	207,629,238
Total Investments	$1,651,538,648	$189,629,238	$—	$1,841,167,886

Collateral for Securities Loaned (Liability)	$—	$(207,619,351)	$—	$(207,619,351)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,823,299,013
Affiliated investments at value (c)	17,868,873
Cash	750,000
Receivable for:
Investments sold	3,817,148
Fund shares sold	703,016
Dividends	290,776
Dividends on affiliated investments	194

Total Assets	1,846,729,020
Liabilities
Collateral for securities loaned	207,619,351
Payables for:
Investments purchased	3,238,967
Fund shares redeemed	726,654
Accrued Expenses:
Management fees	585,938
Distribution and service fees	92,236
Deferred trustees’ fees	171,815
Other expenses	188,412

Total Liabilities	212,623,373

Net Assets	$1,634,105,647

Net Assets Consist of:
Paid in surplus	$952,994,154
Distributable earnings (Accumulated losses)	681,111,493

Net Assets	$1,634,105,647

Net Assets
Class A	$1,172,390,630
Class B	439,219,022
Class E	18,556,378
Class G	3,939,617
Capital Shares Outstanding*
Class A	45,287,133
Class B	19,001,984
Class E	771,324
Class G	180,561
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$25.89
Class B	23.11
Class E	24.06
Class G	21.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,300,975,086.
(b)	Includes securities loaned at value of $203,818,299.
(c)	Identified cost of affiliated investments was $17,868,873.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$3,158,413
Dividends from affiliated investments	1,005
Securities lending income	141,927

Total investment income	3,301,345
Expenses
Management fees	3,791,561
Administration fees	33,394
Custodian and accounting fees	54,162
Distribution and service fees—Class B	550,316
Distribution and service fees—Class E	14,014
Distribution and service fees—Class G	6,326
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	42,244
Insurance	5,216
Miscellaneous	7,952

Total expenses	4,578,844
Less management fee waiver	(182,247)

Net expenses	4,396,597

Net Investment Loss	(1,095,252)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	160,835,824
Foreign currency transactions	12

Net realized gain (loss)	160,835,836

Net change in unrealized appreciation (depreciation) on:
Investments	(48,193,104)
Foreign currency transactions	(6)

Net change in unrealized appreciation (depreciation)	(48,193,110)

Net realized and unrealized gain (loss)	112,642,726

Net Increase (Decrease) in Net Assets From Operations	$111,547,474

(a)	Net of foreign withholding taxes of $12,231.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,095,252)	$846,608
Net realized gain (loss)	160,835,836	173,466,367
Net change in unrealized appreciation (depreciation)	(48,193,110)	153,010,055

Increase (decrease) in net assets from operations	111,547,474	327,323,030

From Distributions to Shareholders
Class A	(121,488,248)	(98,399,812)
Class B	(50,320,765)	(43,366,119)
Class E	(2,064,750)	(1,726,089)
Class G	(494,041)	(469,228)

Total distributions	(174,367,804)	(143,961,248)

Increase (decrease) in net assets from capital share transactions	58,506,765	39,991,106

Total increase (decrease) in net assets	(4,313,565)	223,352,888

Net Assets
Beginning of period	1,638,419,212	1,415,066,324

End of period	$1,634,105,647	$1,638,419,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	366,014	$10,200,229	3,545,731	$77,312,850
Reinvestments	4,764,245	121,488,248	4,844,895	98,399,812
Redemptions	(3,276,361)	(92,332,649)	(5,295,191)	(124,407,509)

Net increase (decrease)	1,853,898	$39,355,828	3,095,435	$51,305,153

Class B
Sales	750,324	$19,015,263	993,696	$19,327,451
Reinvestments	2,209,959	50,320,765	2,356,854	43,366,119
Redemptions	(1,997,668)	(50,897,955)	(3,577,570)	(73,336,463)

Net increase (decrease)	962,615	$18,438,073	(227,020)	$(10,642,893)

Class E
Sales	25,709	$663,726	75,462	$1,638,877
Reinvestments	87,120	2,064,750	90,656	1,726,089
Redemptions	(77,081)	(2,019,855)	(164,149)	(3,452,052)

Net increase (decrease)	35,748	$708,621	1,969	$(87,086)

Class G
Sales	6,621	$164,739	20,304	$388,276
Reinvestments	22,979	494,041	26,813	469,228
Redemptions	(27,646)	(654,537)	(77,429)	(1,441,572)

Net increase (decrease)	1,954	$4,243	(30,312)	$(584,068)

Increase (decrease) derived from capital shares transactions		$58,506,765		$39,991,106

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$27.04		$24.43	$21.23		$24.69	$21.41	$22.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.03	0.05		0.04	0.05	0.07 (b)
Net realized and unrealized gain (loss)	1.86		5.09	6.61		(1.34)	4.70	2.20

Total income (loss) from investment operations	1.85		5.12	6.66		(1.30)	4.75	2.27

Less Distributions
Distributions from net investment income	(0.01)		(0.05)	(0.01)		(0.03)	(0.08)	(0.06)
Distributions from net realized capital gains	(2.99)		(2.46)	(3.45)		(2.13)	(1.39)	(2.81)

Total distributions	(3.00)		(2.51)	(3.46)		(2.16)	(1.47)	(2.87)

Net Asset Value, End of Period	$25.89		$27.04	$24.43		$21.23	$24.69	$21.41

Total Return (%) (c)	6.95	(d)	24.34	33.16		(6.55)	22.88	11.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	(e)	0.50	0.50		0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (f)	0.47	(e)	0.48	0.48		0.48	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	(0.06	)(e)	0.13	0.23		0.15	0.20	0.36 (b)
Portfolio turnover rate (%)	18	(d)	36	17		21	22	22
Net assets, end of period (in millions)	$1,172.4		$1,174.3	$985.3		$834.3	$1,011.9	$880.8

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period	$24.47		$22.36	$19.71		$23.09	$20.11	$20.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.02)	(0.00	)(g)	(0.02)	(0.01)	0.02 (b)
Net realized and unrealized gain (loss)	1.67		4.59	6.10		(1.23)	4.40	2.07

Total income (loss) from investment operations	1.63		4.57	6.10		(1.25)	4.39	2.09

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	(0.02)	(0.01)
Distributions from net realized capital gains	(2.99)		(2.46)	(3.45)		(2.13)	(1.39)	(2.81)

Total distributions	(2.99)		(2.46)	(3.45)		(2.13)	(1.41)	(2.82)

Net Asset Value, End of Period	$23.11		$24.47	$22.36		$19.71	$23.09	$20.11

Total Return (%) (c)	6.78	(d)	24.04	32.84		(6.78)	22.53	11.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.75	0.75		0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.73	0.73		0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.31	)(e)	(0.11)	(0.02)		(0.10)	(0.05)	0.11 (b)
Portfolio turnover rate (%)	18	(d)	36	17		21	22	22
Net assets, end of period (in millions)	$439.2		$441.3	$408.4		$352.3	$425.8	$384.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018		2017		2016
Net Asset Value, Beginning of Period	$25.34		$23.05		$20.22	$23.61		$20.54		$21.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.00	)(g)	0.02	(0.00	)(g)	0.01		0.04 (b)
Net realized and unrealized gain (loss)	1.74		4.76		6.26	(1.26)		4.49		2.11

Total income (loss) from investment operations	1.71		4.76		6.28	(1.26)		4.50		2.15

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00	0.00		(0.04)		(0.03)
Distributions from net realized capital gains	(2.99)		(2.46)		(3.45)	(2.13)		(1.39)		(2.81)

Total distributions	(2.99)		(2.47)		(3.45)	(2.13)		(1.43)		(2.84)

Net Asset Value, End of Period	$24.06		$25.34		$23.05	$20.22		$23.61		$20.54

Total Return (%) (c)	6.87	(d)	24.20		32.90	(6.67)		22.70		11.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(e)	0.65		0.65	0.65		0.65		0.65
Net ratio of expenses to average net assets (%) (f)	0.62	(e)	0.63		0.63	0.63		0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(e)	(0.01)		0.08	(0.00	)(h)	0.05		0.21 (b)
Portfolio turnover rate (%)	18	(d)	36		17	21		22		22
Net assets, end of period (in millions)	$18.6		$18.6		$16.9	$14.0		$17.8		$15.8

	Class G
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018		2017		2016
Net Asset Value, Beginning of Period	$23.26		$21.39		$18.99	$22.33		$19.49		$20.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.03)		(0.01)	(0.03)		(0.02)		0.02 (b)
Net realized and unrealized gain (loss)	1.59		4.36		5.86	(1.18)		4.25		1.94

Total income (loss) from investment operations	1.55		4.33		5.85	(1.21)		4.23		1.96

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00		(0.00	)(i)	0.00
Distributions from net realized capital gains	(2.99)		(2.46)		(3.45)	(2.13)		(1.39)		(2.81)

Total distributions	(2.99)		(2.46)		(3.45)	(2.13)		(1.39)		(2.81)

Net Asset Value, End of Period	$21.82		$23.26		$21.39	$18.99		$22.33		$19.49

Total Return (%) (c)	6.79	(d)	24.00		32.75	(6.84)		22.46		11.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.80		0.80	0.80		0.80		0.80
Net ratio of expenses to average net assets (%) (f)	0.77	(e)	0.78		0.78	0.78		0.78		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.36	)(e)	(0.17)		(0.07)	(0.15)		(0.10)		0.08 (b)
Portfolio turnover rate (%)	18	(d)	36		17	21		22		22
Net assets, end of period (in millions)	$3.9		$4.2		$4.5	$3.5		$3.7		$2.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $82,036,274, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$290,072,723	$0	$419,382,768

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$3,791,561	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held June 30, 2021
T. Rowe Price Government Reserve Fund	$5,707,735	$114,002,124	$(101,840,986)	$17,868,873	$1,005	17,868,873

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,319,384,788

Gross unrealized appreciation	565,076,113
Gross unrealized depreciation	(43,293,015)

Net unrealized appreciation (depreciation)	$521,783,098

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$1,934,570	$4,822,622	$142,026,678	$186,231,237	$143,961,248	$191,053,859

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,408,167	$158,709,806	$569,976,208	$—	$744,094,181

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-23

Brighthouse Funds Trust I

VanEck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the VanEck Global Natural Resources Portfolio returned 18.82% and 18.70%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index¹, returned 32.73%.

MARKET ENVIRONMENT / CONDITIONS

We continued to see a strong rebound in demand across the natural resources space in the first six months of 2021, with global monetary and fiscal stimulus fueling the “reopening” or “reflationary” trade and supporting the market’s generally positive outlook for near-term global growth. With a level of concern around inflation unlike any seen in years, a number of commodities, including lumber and iron ore, reached all-time highs. However, by the end of June, debate around the persistence of this inflation (i.e., whether inflation was “transitory” or not) and increasing criticism over the need for ongoing central bank support took hold and, with it, a little wind out of the space.

With steeply rising prices and U.S. weekly gasoline demand heading towards all-time highs, crude oil was a dominating factor in the reopening of trade during the first half of 2021. Chinese oil demand was also up significantly, especially in June. The significance of this was even more pronounced as a number of countries were essentially shut down with little or no mobility due to the rise of a more virulent variant of COVID-19. At the start of the year, estimates for global oil demand were some 94 million barrels per day. By the end of June, this figure looked to be in the region of around 96 million barrels per day.

Natural gas also saw heightened price levels during the first half of the year. Prices in the U.S. toward the end of June matched those seen only in 2014, 2011 and, before that, 2007. Like U.S. oil production, natural gas felt both the impact of a historical reduction in capital spending and an early onslaught of summer heat.

Persistent negative real interest rates around the globe failed to support higher gold prices through June. This is atypical of gold, as historically, negative real rates have been a reliably positive catalyst. Instead, gold appeared to be caught between anticipation of the U.S. Federal Reserve raising rates, higher inflation numbers and more negative real rates and ended down on the first half of the year.

On May 10th, the London Metal Exchange three-month copper price closed at $10,720 per metric ton, an all-time high. The metal continued to benefit from both strong demand and the fact that many copper mining companies faced ongoing supply challenges. Other “energy transition metals”, for example, cobalt, lithium, nickel and rare earth elements, and particularly those associated with electric vehicles and battery production, also fared well during the period.

A major beneficiary of global fiscal stimulus, demand for iron ore remained strong throughout the first half of 2021. Crude steel production in China, once again, reached all-time highs, with output in April achieving a record despite production controls. In addition, supply discipline in the sector was clearly reflected in elevated price levels during the year.

While grains and associated equities, being short-cycle, remained volatile during the period, both fertilizer prices and fertilizer equities were strong. In particular, sanctions against Belarus affected phosphates, forcing prices up.

Following an exceptional 2020, renewable and alternative energy equities suffered from both profit taking and capitulation over historically high valuations. Despite this (and higher oil prices), the energy transition only seemed to gain momentum in the first six months of the year, with further announcements of national and international moves towards “Net Zero” targets at both company and government levels.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The primary driver of Portfolio underperformance, relative to its benchmark, during the first half of the year was its underweighting to the Energy sector—in particular, to the integrated oil & gas and oil & gas storage & transportation sub-industries. In the Materials sector, the Portfolio’s overweight positions in the copper and diversified metals & mining sub-industries continued to be a positive contributor to relative performance.

The three largest detractors from the Portfolio’s relative performance on a sub-industry level were integrated oil & gas, oil & gas storage & transportation and oil & gas exploration & production. The Portfolio’s top three individual detractors were semiconductor equipment company (solar inverter manufacturer), SolarEdge Technologies, renewable project financier Hannon Armstrong, and renewable electricity provider Ormat Technologies. All three companies suffered from profit taking following strong performances in 2020 and renewable and alternative energy companies generally falling out of favor in the first half of 2021.

The three top contributing sub-industries to the Portfolio’s relative performance were copper, diversified metals & mining and electrical components & equipment (solar energy positions). The Portfolio’s three top contributing individual positions were copper mining company Freeport-McMoRan, which benefited from strong copper prices, oil & gas exploration & production company Diamondback Energy, which benefited from strong oil prices and copper mining company First Quantum Minerals, which also benefited from strong copper prices.

BHFTII-1

Brighthouse Funds Trust I

VanEck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

The Portfolio’s largest purchases during the first half were of new positions in oil & gas exploration & production company EQT and diversified metals & mining company MP Materials and an increased weighting in oil & gas refining & marketing company Valero Energy.

The Portfolio’s largest sales were reductions in positions in electrical components & equipment company Sunrun and in copper companies Freeport-McMoRan and First Quantum Minerals.

On both an absolute and relative basis, in the first half of 2021, the Portfolio’s weightings to both the oil & gas equipment & services and oil & gas exploration & production sub-industries increased.

On both an absolute and relative basis, in the first half of 2021, the Portfolio’s weighting to the copper sub-industry decreased. Its weightings, on both an absolute and relative basis, to the financial sector and the semiconductor equipment sub-industry (neither of which the benchmark had any exposure to) also decreased.

During the first half of 2021, the Portfolio invested in several Special Purpose Acquisition Company (“SPAC”) and Private Investment in Public Equity (“PIPE”) offerings. SPACs are companies with no commercial operations that are formed strictly to raise capital through an initial public offering for the purpose of acquiring an existing company. PIPEs are large share purchases—typically of common or preferred stock at a set price below current market value—of publicly traded companies by accredited investors such as investment firms or mutual funds. The combination of these two financing methods have been in existence for decades, but have really increased in the recent past, and have been utilized by investment firms to help facilitate the efficient flow of capital, typically to small-to-medium sized businesses seeking to take their companies public. The portfolio management team believes that these offerings have afforded the Portfolio an opportunity to participate meaningfully in early-stage investment in sustainability-driven business models—including, among others, those focused on the development of “energy transition” technologies or the facilitation of a transition away from more fossil-fuel-based energy consumption. Collectively, these positions have been positive contributors as of period end.

As of June 30, 2021, the Portfolio’s two most substantially underweight positions relative to the benchmark were in the integrated oil & gas sub-industry and oil & gas storage & transportation sub-industry (to which the Portfolio had no exposure). The Portfolio also had underweight positions in the paper packaging sub-industry (to which the Portfolio had no exposure) and the oil & gas exploration & production sub-industry.

As of June 30, 2021, the Portfolio’s most substantially overweight positions relative to the benchmark were in the diversified metals & mining, copper and fertilizers & agricultural chemicals and sub-industries. The Portfolio also had an overweight position in the electrical components & equipment sub-industry.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-2

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
VanEck Global Natural Resources Portfolio
Class A	18.82	77.20	5.16	-1.57
Class B	18.70	76.93	4.89	-1.82
S&P North American Natural Resources Sector Index	32.73	45.92	2.03	-0.58

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
First Quantum Minerals, Ltd.	3.9
Freeport-McMoRan, Inc.	3.9
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3.8
Pioneer Natural Resources Co.	3.7
Stem, Inc.	3.4
Sunrun, Inc.	3.3
Anglo American plc	3.3
Nutrien, Ltd.	3.0
SolarEdge Technologies, Inc.	3.0
Diamondback Energy, Inc.	2.9

Top Sectors

% of Net Assets
Materials	41.6
Energy	26.3
Industrials	11.7
Consumer Staples	6.3
Information Technology	5.0
Financials	3.7
Utilities	1.9

BHFTII-3

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

VanEck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.74%	$1,000.00	$1,188.20	$4.01
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B (a)	Actual	0.99%	$1,000.00	$1,187.00	$5.37
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Chemicals—6.9%
Corteva, Inc.	283,933	$12,592,429
FMC Corp.	209,000	22,613,800
Nutrien, Ltd.	584,723	35,440,061
Yara International ASA	182,600	9,617,960

		80,264,250

Electrical Equipment—6.9%
Soltec Power Holdings S.A. (a) (b)	176,589	1,576,693
Stem, Inc. (a) (b)	1,116,699	40,212,331
Sunrun, Inc. (b)	698,100	38,940,018

		80,729,042

Electronic Equipment, Instruments & Components—1.4%
IPG Photonics Corp. (a) (b)	76,400	16,102,828

Energy Equipment & Services—3.5%
ChampionX Corp. (b)	491,600	12,609,540
Liberty Oilfield Services, Inc. - Class A (a) (b)	1,390,710	19,692,454
Solaris Oilfield Infrastructure, Inc. - Class A (a)	882,000	8,590,680

		40,892,674

Food Products—6.3%
Bunge, Ltd.	277,200	21,663,180
Darling Ingredients, Inc. (b)	172,500	11,643,750
Sanderson Farms, Inc. (a)	101,700	19,116,549
Tyson Foods, Inc. - Class A	281,800	20,785,568

		73,209,047

Independent Power and Renewable Electricity Producers—1.2%
Ormat Technologies, Inc. (a)	200,600	13,947,718

Machinery—1.7%
Chart Industries, Inc. (a) (b)	133,420	19,522,014

Marine—0.9%
Kirby Corp. (b)	178,531	10,826,120

Metals & Mining—32.9%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	401,533	24,272,670
Anglo American plc	972,400	38,749,064
B2Gold Corp. (a)	1,804,300	7,596,103
Barrick Gold Corp.	1,084,735	22,432,320
Ecograf, Ltd. (b)	2,120,949	909,688
Endeavour Mining plc (a)	494,900	10,627,814
Euro Manganese, Inc. (b)	3,080,507	1,189,161
First Quantum Minerals, Ltd.	1,978,600	45,602,293
Freeport-McMoRan, Inc.	1,213,700	45,040,407
Galaxy Resources, Ltd. (b)	656,900	1,809,049
Kinross Gold Corp.	2,467,100	15,666,085
Kirkland Lake Gold, Ltd. (a)	564,264	21,741,092
Lundin Mining Corp. (a)	2,503,200	22,576,457
MP Materials Corp. (a) (b)	374,385	13,799,831
Newmont Corp.	479,117	30,366,436
Nouveau Monde Graphite, Inc. (b)	262,133	2,057,744
Piedmont Lithium, Inc. (a) (b)	118,600	9,269,776
Rio Tinto plc (ADR) (a)	305,100	25,594,839
Sibanye Stillwater, Ltd. (ADR) (a)	1,856,900	31,065,937
Talon Metals Corp. (a) (b)	2,320,000	973,217
Vale S.A. (ADR) (a)	520,500	11,872,605

		383,212,588

Mortgage Real Estate Investment Trusts—3.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	778,943	43,737,649

Oil, Gas & Consumable Fuels—22.8%
Chevron Corp.	200,600	21,010,844
Cimarex Energy Co.	397,600	28,806,120
ConocoPhillips	381,722	23,246,870
Devon Energy Corp. (a)	875,082	25,543,644
Diamondback Energy, Inc.	364,506	34,223,468
EQT Corp. (a) (b)	1,083,600	24,120,936
Equinor ASA (ADR) (a)	1,042,500	22,101,000
Neste Oyj	169,000	10,354,533
Pioneer Natural Resources Co.	268,687	43,667,011
Valero Energy Corp.	413,900	32,317,312

		265,391,738

Paper & Forest Products—1.8%
Louisiana-Pacific Corp.	353,500	21,312,515

Road & Rail—1.6%
TuSimple Holdings, Inc. - Class A (a) (b)	148,150	10,554,206
Union Pacific Corp.	36,100	7,939,473

		18,493,679

Semiconductors & Semiconductor Equipment—3.6%
Enphase Energy, Inc. (a) (b)	40,100	7,363,563
SolarEdge Technologies, Inc. (a) (b)	127,300	35,181,901

		42,545,464

Special Purpose Acquisition Companies—2.4%
Acon S2 Statewood U.S. † (b) (c)	315,000	2,806,650
Alussa Energy Acquisition Corp. † (b) (c)	665,000	5,931,135
Alussa Energy Acquisition Corp. - Class A (a) (b)	241,600	2,394,256
Climate Change Crisis Real Impact Acquisition Corp. † (b) (c)	635,000	9,060,815
Decarbonization Plus Acquisition Corp. † (b) (c)	125,000	1,166,625
Star Peak Corp. II † (b) (c)	315,000	2,806,650
Star Peak Corp. II - Class A (b)	427,100	4,228,290

		28,394,421

Total Common Stocks (Cost $770,338,898)		1,138,581,747

Warrants—0.7%

Electrical Equipment—0.6%
Stem, Inc. (b)	312,133	7,416,280

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Companies—0.1%
Alussa Energy Acquisition Corp. (b)	251,000	$529,610
Star Peak Corp. II (b)	125,625	222,356

		751,966

Total Warrants (Cost $1,178,873)		8,168,246

Short-Term Investment—3.1%

Mutual Funds—3.1%
AIM STIT-STIC Prime Portfolio	35,691,608	35,691,608

Total Short-Term Investments (Cost $35,691,608)		35,691,608

Securities Lending Reinvestments (d)—16.2%

Certificates of Deposit—4.8%
Agricultural Bank of China 0.100%, 07/01/21	700,000	699,999
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (e)	2,000,000	2,000,025
Barclays Bank plc 0.100%, 09/09/21	5,000,000	4,999,605
Credit Industriel et Commercial Zero Coupon, 10/12/21	4,997,780	4,997,950
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	1,999,131	1,999,680
Zero Coupon, 09/07/21	4,998,339	4,998,650
Mizuho Bank, Ltd. 0.200%, 09/14/21	5,000,000	5,000,630
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (e)	2,000,000	1,999,968
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (e)	1,000,000	1,000,004
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (e)	2,000,000	2,000,300
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (e)	5,000,000	4,999,990
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/27/21	1,999,009	1,999,580
Zero Coupon, 09/20/21	4,993,679	4,998,400
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (e)	3,000,000	3,000,060

		55,693,406

Commercial Paper—0.5%
Antalis S.A. 0.200%, 07/06/21	1,998,978	1,999,952
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (e)	4,000,000	4,001,624

		6,001,576

Repurchase Agreements—7.1%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,400,058; collateralized by various Common Stock with an aggregate market value of $11,556,442.	10,400,000	10,400,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $1,500,525; collateralized by various Common Stock with an aggregate market value of $1,667,002.	1,500,000	1,500,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $3,602,720; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $3,674,770.	3,602,716	3,602,716
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $10,004,180; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $10,995,278.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $600,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $612,000.	600,000	600,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $4,000,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $4,081,644.	4,000,000	4,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $20,000,817; collateralized by various Common Stock with an aggregate market value of $22,222,352.	20,000,000	20,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,200,057; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,333,334.	1,200,000	1,200,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $2,400,121; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $2,667,138.	2,400,000	$2,400,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $12,000,060; collateralized by various Common Stock with an aggregate market value of $13,333,611.	12,000,000	12,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $2,000,010; collateralized by various Common Stock with an aggregate market value of $2,222,293.	2,000,000	2,000,000

		82,702,716

Time Deposits—2.1%
ABN AMRO Bank NV 0.080%, 07/01/21	5,000,000	5,000,000
DZ Bank AG 0.040%, 07/01/21	7,000,000	7,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,100,000	1,100,000
0.130%, 07/01/21	2,000,000	2,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (e)	5,000,000	5,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		25,100,000

Mutual Funds—1.7%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	15,000,000	15,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	5,000,000	5,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $189,494,546)		189,497,698

Total Investments—117.6% (Cost $996,703,925)		1,371,939,299
Other assets and liabilities (net)—(17.6)%		(205,755,206)

Net Assets—100.0%		$1,166,184,093

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $21,771,875, which is 1.9% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $228,172,133 and the collateral received consisted of cash in the amount of $189,487,566 and non-cash collateral with a value of $49,561,436. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 1.9% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Acon S2 Statewood U.S.	05/07/21	315,000	$3,150,000	$2,806,650
Alussa Energy Acquisition Corp.	01/29/21	665,000	6,650,000	$5,931,135
Climate Change Crisis Real Impact Acquisition Corp.	01/22/21	635,000	6,350,000	9,060,815
Decarbonization Plus Acquisition Corp.	06/15/21	125,000	1,250,000	1,166,625
Star Peak Corp. II	05/10/21	315,000	3,150,000	2,806,650

				$21,771,875

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$70,646,290	$9,617,960	$—	$80,264,250
Electrical Equipment	79,152,349	1,576,693	—	80,729,042
Electronic Equipment, Instruments & Components	16,102,828	—	—	16,102,828
Energy Equipment & Services	40,892,674	—	—	40,892,674
Food Products	73,209,047	—	—	73,209,047
Independent Power and Renewable Electricity Producers	13,947,718	—	—	13,947,718
Machinery	19,522,014	—	—	19,522,014
Marine	10,826,120	—	—	10,826,120
Metals & Mining	340,555,626	42,656,962	—	383,212,588
Mortgage Real Estate Investment Trusts	43,737,649	—	—	43,737,649
Oil, Gas & Consumable Fuels	255,037,205	10,354,533	—	265,391,738
Paper & Forest Products	21,312,515	—	—	21,312,515
Road & Rail	18,493,679	—	—	18,493,679
Semiconductors & Semiconductor Equipment	42,545,464	—	—	42,545,464
Special Purpose Acquisition Companies	6,622,546	21,771,875	—	28,394,421
Total Common Stocks	1,052,603,724	85,978,023	—	1,138,581,747
Total Warrants*	8,168,246	—	—	8,168,246
Total Short-Term Investment*	35,691,608	—	—	35,691,608
Securities Lending Reinvestments
Certificates of Deposit	—	55,693,406	—	55,693,406
Commercial Paper	—	6,001,576	—	6,001,576
Repurchase Agreements	—	82,702,716	—	82,702,716
Time Deposits	—	25,100,000	—	25,100,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	169,497,698	—	189,497,698
Total Investments	1,116,463,578	$255,475,721	$—	$1,371,939,299

Collateral for Securities Loaned (Liability)	$—	$(189,487,566)	$—	$(189,487,566)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,371,939,299
Cash denominated in foreign currencies (c)	2,950
Receivable for:
Investments sold	4,694,336
Fund shares sold	34,877
Dividends	842,066

Total Assets	1,377,513,528
Liabilities
Due to custodian	6,350,000
Collateral for securities loaned	189,487,566
Payables for:
Commitments and contingencies	14,200,000
Fund shares redeemed	255,399
Accrued Expenses:
Management fees	688,561
Distribution and service fees	21,740
Deferred trustees’ fees	170,579
Other expenses	155,590

Total Liabilities	211,329,435

Net Assets	$1,166,184,093

Net Assets Consist of:
Paid in surplus	$1,108,159,804
Distributable earnings (Accumulated losses)	58,024,289

Net Assets	$1,166,184,093

Net Assets
Class A	$1,061,460,380
Class B	104,723,713
Capital Shares Outstanding*
Class A	87,873,445
Class B	8,726,716
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.08
Class B	12.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $996,703,925.
(b)	Includes securities loaned at value of $228,172,133.
(c)	Identified cost of cash denominated in foreign currencies was $2,958.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$11,760,037
Securities lending income	695,854

Total investment income	12,455,891
Expenses
Management fees	4,605,724
Administration fees	27,039
Custodian and accounting fees	47,248
Distribution and service fees—Class B	134,115
Audit and tax services	22,484
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	26,850
Insurance	4,069
Miscellaneous	7,719

Total expenses	4,926,648
Less management fee waiver	(383,089)
Less broker commission recapture	(7,819)

Net expenses	4,535,740

Net Investment Income	7,920,151

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	178,297,115
Foreign currency transactions	(29,254)

Net realized gain (loss)	178,267,861

Net change in unrealized appreciation (depreciation) on:
Investments	23,203,831
Foreign currency transactions	(153)

Net change in unrealized appreciation (depreciation)	23,203,678

Net realized and unrealized gain (loss)	201,471,539

Net Increase (Decrease) in Net Assets From Operations	$209,391,690

(a)	Net of foreign withholding taxes of $755,388.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,920,151	$13,797,632
Net realized gain (loss)	178,267,861	(106,550,790)
Net change in unrealized appreciation (depreciation)	23,203,678	332,104,481

Increase (decrease) in net assets from operations	$209,391,690	239,351,323

From Distributions to Shareholders
Class A	(12,696,851)	(13,816,457)
Class B	(1,035,249)	(1,162,127)

Total distributions	(13,732,100)	(14,978,584)

Increase (decrease) in net assets from capital share transactions	(254,405,409)	(189,720,588)

Total increase (decrease) in net assets	(58,745,819)	34,652,151

Net Assets
Beginning of period	1,224,929,912	1,190,277,761

End of period	$1,166,184,093	$1,224,929,912

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	279,240	$3,125,047	12,587,372	$79,644,430
Reinvestments	1,058,071	12,696,851	2,025,873	13,816,457
Redemptions	(21,879,693)	(247,242,448)	(32,437,156)	(264,998,656)

Net increase (decrease)	(20,542,382)	$(231,420,550)	(17,823,911)	$(171,537,769)

Class B
Sales	116,211	$1,366,535	2,449,480	$14,292,532
Reinvestments	86,777	1,035,249	171,406	1,162,127
Redemptions	(2,205,774)	(25,386,643)	(4,266,178)	(33,637,478)

Net increase (decrease)	(2,002,786)	$(22,984,859)	(1,645,292)	$(18,182,819)

Increase (decrease) derived from capital shares transactions		$(254,405,409)		$(189,720,588)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.29		$8.59	$7.69	$10.78	$10.86	$7.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.10	0.12	0.06	0.02	0.01
Net realized and unrealized gain (loss)	1.86		1.70	0.83	(3.13)	(0.09)	3.34

Total income (loss) from investment operations	1.94		1.80	0.95	(3.07)	(0.07)	3.35

Less Distributions
Distributions from net investment income	(0.15)		(0.10)	(0.05)	(0.02)	(0.01)	(0.08)

Total distributions	(0.15)		(0.10)	(0.05)	(0.02)	(0.01)	(0.08)

Net Asset Value, End of Period	$12.08		$10.29	$8.59	$7.69	$10.78	$10.86

Total Return (%) (b)	18.82	(c)	21.58	12.44 (d)	(28.64)	(0.62)	44.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(e)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (f)	0.74	(e)	0.75	0.77	0.80	0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	1.36	(e)	1.34	1.46	0.62	0.21	0.14
Portfolio turnover rate (%)	17	(c)	48	33	24	23	49
Net assets, end of period (in millions)	$1,061.5		$1,115.4	$1,084.7	$837.8	$991.7	$916.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.21		$8.53	$7.62	$10.71	$10.79	$7.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.08	0.10	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.85		1.68	0.84	(3.13)	(0.07)	3.31

Total income (loss) from investment operations	1.91		1.76	0.94	(3.09)	(0.08)	3.30

Less Distributions
Distributions from net investment income	(0.12)		(0.08)	(0.03)	0.00	0.00	(0.06)

Total distributions	(0.12)		(0.08)	(0.03)	0.00	0.00	(0.06)

Net Asset Value, End of Period	$12.00		$10.21	$8.53	$7.62	$10.71	$10.79

Total Return (%) (b)	18.70	(c)	21.18	12.35	(28.85)	(0.74)	43.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(e)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (f)	0.99	(e)	1.00	1.02	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.12	(e)	1.09	1.20	0.36	(0.05)	(0.12)
Portfolio turnover rate (%)	17	(c)	48	33	24	23	49
Net assets, end of period (in millions)	$104.7		$109.6	$105.5	$90.3	$134.4	$132.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is VanEck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-13

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $6,350,000 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $82,702,716. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

BHFTII-14

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally.

BHFTII-15

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities, whether direct or indirect, may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$189,762,245	$0	$461,396,209

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,605,724	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. VanEck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Commitments

The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At June 30, 2021, the Portfolio had an outstanding commitment of $14,200,000 to purchase equity securities and is reflected as Payables for Commitments and contingencies in the Statement of Assets and Liabilities.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,010,476,464

Gross unrealized appreciation	385,188,284
Gross unrealized depreciation	(22,429,199)

Net unrealized appreciation (depreciation)	$362,759,085

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$14,978,584	$6,643,798	$—	$—	$14,978,584	$6,643,798

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,842,717	$—	$339,509,004	$(490,825,871)	$(137,474,150)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $48,872,148 and accumulated long-term capital losses of $441,953,723.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-18

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 1.54%, 1.40%, and 1.48%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index¹, returned -1.60%.

MARKET ENVIRONMENT / CONDITIONS

The global growth outlook improved markedly during the first quarter of 2021 as various COVID-19 vaccine programs were rolled out globally and as hospitalization and death rates declined. In the U.S., following Democratic victories in Senate runoff elections in Georgia, President Biden announced a $1.9 trillion emergency COVID-19 relief package that was approved by Congress. This, along with a sharp rise in inflation expectations, pushed all major developed market (“DM”) government bond yields higher. Despite the optimism over growth prospects in the U.S., Federal Reserve Chair Jerome Powell stressed it would take “some time” before “substantial further progress” was made toward its employment and inflation goals, and that a “focus on exit is premature.” Other major global central banks reaffirmed their commitment to a continuation of easy monetary policy conditions for the foreseeable future. The European Central Bank (the “ECB”) pledged to increase its asset purchases in the second quarter of 2021 and the Bank of England told banks to prepare for negative interest rates, albeit also reiterating that there was no current plan to implement negative interest rates. In a bid to contain rising government bonds yields, the Reserve Bank of Australia acted forcefully in local markets to curb expectations of monetary policy tightening. Political turmoil resurfaced in Italy, as Prime Minister Mario Draghi was asked to lead a new government of national unity following the shock resignation of former Prime Minster Giuseppe Conte. Despite fears over monetary policy normalization and a slowing of asset purchase programs, volatility in spread sectors remained low and credit spreads continued to tighten. The U.S. dollar strengthened versus the majority of currencies.

Risk sentiment appeared to remain positive and credit spreads narrowed further during the second quarter of 2021 as COVID-19 vaccine programs accelerated and markets looked forward to economies “re-opening.” Influenced by the recent higher-than-expected realized inflation, Federal Open Market Committee (the “FOMC”) officials brought forward their interest rate hike projections such that the median member now expected two hikes in 2023, having previously predicted that the first hike would come only in 2024. This shift had the effect of lowering longer-term market-based inflation expectations, which had built steadily since the start of the year, as market participants anticipated a more reactive FOMC should inflation prove to be less transient. With this backdrop, long-dated U.S. Treasury (“UST”) yields declined sharply (but still ended the six-month period higher). In the eurozone, government yields rose sharply at the start of the quarter but retraced somewhat as the ECB pledged to keep asset purchases under its Pandemic Emergency Purchase Program at a significantly higher pace. Emerging market (“EM”) central banks continued their monetary policy tightening cycles, with Brazil and Russia among those to hike interest rates in an attempt to curb upward inflationary pressures. Spreads for corporate credit and structured products over the quarter generally tightened. U.S. dollar-denominated EM bond spreads tightened, and EM local rates were little changed. The U.S. dollar was mixed, but generally weakened versus most DM and EM currencies during the second quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark over the reporting period. Over the six months ended June 30, 2021, the largest contributor to the Portfolio’s outperformance was its tactical credit exposures, including high-yield (“HY”) and bank loans, and to a lesser extent investment grade (“IG”) corporate credit exposures, as spreads tightened over the period. Structured product exposures, in aggregate, also contributed significantly to the Portfolio’s outperformance as spreads generally tightened over the first half of the year.

The Portfolio’s exposure to EM currency and debt was a moderate contributor to performance as U.S. bond spreads tightened while currencies were mixed versus the U.S. dollar. During the period, we reduced EM exposure, mainly in local currency-denominated debt, on the view that EM countries remained vulnerable to the combination of higher U.S. rates and a stronger U.S. dollar environment. The Portfolio’s modest EM allocation was largely maintained for the rest of the period given that we believe that EM debt should be poised to benefit from improved global recovery prospects.

With regard to the Portfolio’s macro positioning, its duration and yield curve in aggregate were negative for performance as yields fell during the second quarter but still ended higher on the year. For reference, the yield on the 10-year UST rose from 0.91% to 1.47% and the UST 5s30s curve (spread between 5- and 30-year Treasury yields) flattened from 128 basis points to 119 basis points over the first half of the year. The Portfolio responded to the sharp increase in UST yields that occurred during the first quarter by adding duration via primary auctions for intermediate and longer-dated issues, then incrementally trimmed U.S. duration during the second quarter as the yield curve flattened on the back of waning optimism around U.S. growth and inflation.

During the six months ended June 30, 2021, the Portfolio utilized derivatives including UST futures and options, Eurodollar futures and interest rate swaps to manage its duration and yield curve exposure, and they detracted from returns. The Portfolio also used non-U.S. interest rate futures and swaps to manage exposure to the German, Australian, Brazilian and Mexican bond markets, and they detracted from returns. Credit default swaps on single names and on the CDX HY index, as well as options on CDX, were used as an efficient, low-cost way of adjusting credit exposures on the margin, and they detracted from performance slightly. The Portfolio also used

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Mortgage-Backed Securities (“MBS”) derivatives to gain exposure to specific characteristics of MBS, and they were a small contributor to performance. Finally, the Portfolio used foreign exchange forwards and options to hedge and take outright positions in a variety of currencies, and they added to returns.

At period end, the Portfolio remained well-diversified across HY and bank loans which continued to offer strong income and return generation potential; EM debt for attractive spread pick-up; mortgage credit with an emphasis on Residential MBS due to the better fundamental outlook for housing; Collateralized Loan Obligation tranches given their attractive valuations; and IG corporate credit (mainly for carry and liquidity).

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	1.54	11.34	5.88	5.35
Class B	1.40	11.10	5.61	5.09
Class E	1.48	11.24	5.72	5.20
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
Corporate Bonds & Notes	48.4
Floating Rate Loans	22.9
Mortgage-Backed Securities	8.6
Asset-Backed Securities	7.8
U.S. Treasury & Government Agencies	5.1
Foreign Government	3.6
Convertible Preferred Stocks	1.1
Convertible Bonds	0.8
Purchased Options	0.1
Preferred Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.54%	$1,000.00	$1,015.40	$2.70
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B (a)	Actual	0.79%	$1,000.00	$1,014.00	$3.94
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E (a)	Actual	0.69%	$1,000.00	$1,014.80	$3.45
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—48.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/29 (144A) (a)	9,570,000	$9,908,170

Aerospace/Defense—1.1%
Boeing Co. (The)
2.196%, 02/04/26	3,730,000	3,765,652
3.250%, 02/01/35	1,740,000	1,759,355
5.930%, 05/01/60	7,880,000	10,881,166
TransDigm, Inc.
4.625%, 01/15/29 (144A) (a)	1,470,000	1,470,515
5.500%, 11/15/27 (a)	3,480,000	3,627,900
6.250%, 03/15/26 (144A)	7,290,000	7,690,950
8.000%, 12/15/25 (144A) (a)	3,300,000	3,565,650

		32,761,188

Agriculture—0.1%
Altria Group, Inc.
4.800%, 02/14/29 (a)	645,000	747,801
5.950%, 02/14/49 (a)	829,000	1,060,063

		1,807,864

Airlines—1.2%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	529,891	545,653
American Airlines, Inc./AAdvantage Loyalty IP, Ltd
5.500%, 04/20/26 (144A) (a)	3,570,000	3,779,737
5.750%, 04/20/29 (144A) (a)	3,200,000	3,460,000
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.750%, 10/20/28 (144A) (a)	990,000	1,100,640
7.000%, 05/01/25 (144A)	12,520,000	14,610,694
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A) (a)	4,020,000	4,315,912
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A)	4,655,999	5,265,935
United Airlines Pass-Through Trust 4.875%, 01/15/26	727,875	771,824
United Airlines, Inc.
4.375%, 04/15/26 (144A)	970,000	1,004,125
4.625%, 04/15/29 (144A)	1,800,000	1,863,000

		36,717,520

Auto Manufacturers—1.2%
Ford Motor Co. 8.500%, 04/21/23	5,632,000	6,285,030
Ford Motor Credit Co. LLC
3.625%, 06/17/31	3,640,000	3,710,543
4.000%, 11/13/30 (a)	7,300,000	7,646,750
5.125%, 06/16/25	3,590,000	3,953,488
General Motors Co.
6.125%, 10/01/25	970,000	1,148,288
6.600%, 04/01/36	5,134,000	7,046,651
PM General Purchaser LLC 9.500%, 10/01/28 (144A)	8,640,000	9,101,549

		38,892,299

Banks—4.3%
Banco Mercantil del Norte S.A.
6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	830,160
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (a) (b)	800,000	908,400
Barclays Bank plc 7.625%, 11/21/22 (a)	2,817,000	3,072,294
Barclays plc
2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	8,521,540
5.088%, 3M LIBOR + 3.054%, 06/20/30 (a) (b)	200,000	233,098
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	3,650,000	4,010,437
8.000%, 5Y H15 + 5.672%, 06/15/24 (a) (b)	6,660,000	7,575,750
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (a) (b)	8,480,000	8,847,184
Citigroup, Inc. 4.450%, 09/29/27	1,564,000	1,786,864
Credit Agricole S.A.
7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (b)	1,750,000	1,977,500
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (b)	7,050,000	8,565,750
Credit Suisse Group AG
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (b)	650,000	734,825
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (a) (b)	3,390,000	3,686,625
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	2,000,000	2,912,345
HSBC Holdings plc
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	390,000	432,900
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	670,000	768,410
Intesa Sanpaolo S.p.A.
3.125%, 07/14/22 (144A)	1,470,000	1,508,195
3.375%, 01/12/23 (144A)	1,900,000	1,977,920
5.710%, 01/15/26 (144A) (a)	16,030,000	18,132,098
JPMorgan Chase & Co. 3.109%, SOFR + 2.440%, 04/22/51 (b)	6,500,000	6,706,088
Lloyds Banking Group plc
4.582%, 12/10/25 (a)	1,011,000	1,135,996
4.650%, 03/24/26	2,320,000	2,626,389
4.947%, 5Y EURIBOR + 5.290%, 06/27/25 (EUR) (b)	5,450,000	7,124,935
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (a) (b)	3,580,000	4,072,250
Natwest Group plc
4.500%, 5Y UKG + 3.992%, 03/31/28 (GBP) (b)	6,600,000	9,369,710
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (b)	2,890,000	2,910,866
Santander UK Group Holdings plc 7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (b)	2,620,000	3,823,471
UBS AG 7.625%, 08/17/22	2,850,000	3,065,989
UBS Group AG 7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a) (b)	3,600,000	3,964,500

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UniCredit S.p.A.
5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (b)	4,960,000	$5,408,094
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (b)	2,350,000	2,825,452
Wells Fargo & Co. 5.013%, SOFR + 4.502%, 04/04/51 (b)	3,360,000	4,602,664

		134,118,699

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 01/23/49	1,870,000	2,570,953
5.800%, 01/23/59	1,110,000	1,602,637
Triton Water Holdings, Inc. 6.250%, 04/01/29 (144A)	4,540,000	4,551,350

		8,724,940

Biotechnology—0.2%
Cidron Aida Finco Sarl 6.250%, 04/01/28 (GBP)	4,110,000	5,799,070

Building Materials—0.3%
SRM Escrow Issuer LLC 6.000%, 11/01/28 (144A)	6,430,000	6,815,800
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	2,380,000	2,528,583

		9,344,383

Chemicals—0.1%
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	1,690,000	1,757,093
Olin Corp. 5.000%, 02/01/30 (a)	1,540,000	1,642,025

		3,399,118

Commercial Services—3.3%
Adtalem Global Education, Inc. 5.500%, 03/01/28 (144A) (a)	6,630,000	6,733,096
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	7,000,000	7,421,610
Carriage Services, Inc. 4.250%, 05/15/29 (144A) (a)	5,320,000	5,311,914
CoreCivic, Inc. 8.250%, 04/15/26 (a)	8,090,000	8,394,993
Gartner, Inc.
3.625%, 06/15/29 (144A)	3,030,000	3,075,450
3.750%, 10/01/30 (144A) (a)	3,000,000	3,069,330
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A) (a)	6,680,000	6,963,900
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	2,261,196
MPH Acquisition Holdings LLC 5.750%, 11/01/28 (144A) (a)	4,850,000	4,873,813

Commercial Services—(Continued)
Paysafe Finance plc / Paysafe Holdings US Corp. 4.000%, 06/15/29 (144A)	7,930,000	7,811,050
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, 08/31/27 (144A) (a)	2,540,000	2,463,800
6.250%, 01/15/28 (144A) (a)	2,720,000	2,893,400
Rent-A-Center, Inc. 6.375%, 02/15/29 (144A) (a)	3,490,000	3,747,388
RR Donnelley & Sons Co. 6.125%, 11/01/26 (144A)	5,070,000	5,342,639
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625%, 11/01/26 (144A) (a)	5,780,000	6,032,875
StoneMor, Inc.
8.500%, 05/15/29 (144A) (a)	7,360,000	7,442,800
United Rentals North America, Inc.
4.875%, 01/15/28 (a)	3,090,000	3,276,945
5.250%, 01/15/30	9,630,000	10,548,606
WW International, Inc. 4.500%, 04/15/29 (144A) (a)	4,310,000	4,342,325

		102,007,130

Computers—0.2%
NCR Corp. 5.125%, 04/15/29 (144A)	7,220,000	7,445,625

Distribution/Wholesale—0.9%
American News Co. LLC 8.500%, 10.000% PIK, 09/01/26 (144A) (c)	17,635,302	19,751,538
BCPE Empire Holdings, Inc. 7.625%, 05/01/27 (144A) (a)	1,200,000	1,228,920
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	5,820,000	5,726,880

		26,707,338

Diversified Financial Services—1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 09/15/23	3,200,000	3,431,282
Aviation Capital Group LLC
2.875%, 01/20/22 (144A) (a)	3,100,000	3,131,501
5.500%, 12/15/24 (144A)	3,560,000	4,023,974
Avolon Holdings Funding, Ltd. 4.250%, 04/15/26 (144A) (a)	2,950,000	3,196,844
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	4,495,209
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (a) (c)	13,250,865	13,317,119
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	173,142
LD Holdings Group LLC 6.125%, 04/01/28 (144A) (a)	3,760,000	3,755,300
Mastercard, Inc.
1.900%, 03/15/31 (a)	1,890,000	1,910,317
3.850%, 03/26/50	1,180,000	1,425,011
Midcap Financial Issuer Trust
5.625%, 01/15/30 (144A)	2,150,000	2,158,299

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Midcap Financial Issuer Trust
6.500%, 05/01/28 (144A)	5,020,000	$5,253,631
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A) (a)	3,800,000	3,994,473
5.250%, 08/15/22 (144A)	344,000	359,966

		50,626,068

Electric—1.3%
AES Corp. (The) 2.450%, 01/15/31 (144A) (a)	3,070,000	3,037,491
FirstEnergy Corp.
4.400%, 07/15/27	1,640,000	1,783,500
7.375%, 11/15/31	3,550,000	4,861,760
NRG Energy, Inc.
3.625%, 02/15/31 (144A) (a)	4,300,000	4,225,610
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (a)	1,589,521	1,692,840
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	535,298	523,254
Perusahaan Listrik Negara PT 5.500%, 11/22/21	6,750,000	6,855,975
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,270,669
Talen Energy Supply LLC
6.625%, 01/15/28 (144A) (a)	3,250,000	2,976,512
10.500%, 01/15/26 (144A) (a)	5,110,000	3,695,169
TransAlta Corp. 6.500%, 03/15/40 (a)	9,409,000	10,773,305

		41,696,085

Electronics—0.2%
Sensata Technologies B.V. 4.000%, 04/15/29 (144A)	2,880,000	2,923,440
Sensata Technologies, Inc. 4.375%, 02/15/30 (144A) (a)	2,090,000	2,202,529

		5,125,969

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	897,628	1,017,427

Engineering & Construction—0.1%
TopBuild Corp. 3.625%, 03/15/29 (144A)	4,290,000	4,247,100

Entertainment—1.0%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A) (a)	6,590,000	7,001,875
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	2,930,000	3,022,969
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 (144A)	8,956,000	9,335,287
Mohegan Gaming & Entertainment 7.875%, 10/15/24 (144A) (a)	6,077,000	6,365,657

Entertainment—(Continued)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.750%, 04/15/25 (144A) (a)	4,268,000	4,598,770

		30,324,558

Environmental Control—0.3%
GFL Environmental, Inc. 5.125%, 12/15/26 (144A) (a)	3,290,000	3,480,557
Madison IAQ LLC 5.875%, 06/30/29 (144A)	6,590,000	6,705,325

		10,185,882

Food—0.4%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (d)	2,410,000	3,999,754
Kraft Heinz Foods Co.
5.500%, 06/01/50 (a)	3,370,000	4,373,427
Simmons Foods, Inc. 4.625%, 03/01/29 (144A)	4,580,000	4,619,800

		12,992,981

Forest Products & Paper—0.3%
Suzano Austria GmbH
3.125%, 01/15/32	5,000,000	4,951,850
5.750%, 07/14/26 (a)	4,200,000	4,935,000

		9,886,850

Healthcare-Services—1.8%
Akumin, Inc. 7.000%, 11/01/25 (144A) (a)	5,690,000	5,907,301
Centene Corp.
3.375%, 02/15/30	1,280,000	1,338,010
5.375%, 06/01/26 (144A)	7,030,000	7,346,350
CHS/Community Health Systems, Inc.
6.125%, 04/01/30 (144A) (a)	6,480,000	6,577,200
6.875%, 04/15/29 (144A) (a)	8,620,000	9,020,572
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	777,782
HCA, Inc.
5.500%, 06/15/47	360,000	468,872
5.625%, 09/01/28 (a)	7,610,000	9,017,850
Legacy LifePoint Health LLC 4.375%, 02/15/27 (144A) (a)	3,780,000	3,825,360
Radiology Partners, Inc. 9.250%, 02/01/28 (144A) (a)	5,630,000	6,221,150
Tenet Healthcare Corp. 4.625%, 06/15/28 (144A)	1,880,000	1,934,896
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A)	3,931,000	4,122,636

		56,557,979

Home Builders—0.1%
MDC Holdings, Inc. 6.000%, 01/15/43 (a)	2,195,000	2,828,696

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.8%
American International Group, Inc. 6.250%, 03/15/37	453,000	$527,505
AXA S.A. 8.600%, 12/15/30	1,320,000	2,005,935
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A) †	2,600,000	4,041,926
Massachusetts Mutual Life Insurance Co.
3.375%, 04/15/50 (144A)	800,000	835,069
4.900%, 04/01/77 (144A)	6,285,000	8,156,458
NMI Holdings, Inc. 7.375%, 06/01/25 (144A)	5,040,000	5,775,638
Prudential Financial, Inc.
5.625%, 3M LIBOR + 3.920%, 06/15/43 (b)	550,000	590,234
5.875%, 3M LIBOR + 4.175%, 09/15/42 (a) (b)	1,200,000	1,268,538
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	1,771,000	2,295,758
6.850%, 12/16/39 (144A)	216,000	327,538

		25,824,599

Internet—0.8%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.000%, 05/01/28 (144A)	2,900,000	2,890,894
Netflix, Inc. 6.375%, 05/15/29 (a)	9,110,000	11,635,748
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	8,110,000	8,873,593

		23,400,235

Investment Companies—0.2%
The Vanguard Group, Inc. 3.050%, 08/28/50 (e) (f)	7,460,000	6,987,063

Iron/Steel—0.3%
Vale Overseas, Ltd.
6.250%, 08/10/26 (a)	3,990,000	4,799,970
6.875%, 11/10/39 (a)	2,180,000	3,049,319

		7,849,289

Leisure Time—1.8%
Carnival Corp. 9.875%, 08/01/27 (144A)	10,700,000	12,492,250
Carnival plc 7.875%, 06/01/27	7,746,000	9,198,375
NCL Corp., Ltd.
10.250%, 02/01/26 (144A)	5,330,000	6,196,125
12.250%, 05/15/24 (144A) (a)	8,270,000	9,987,679
Royal Caribbean Cruises, Ltd. 11.500%, 06/01/25 (144A) (a)	4,427,000	5,102,118
Saga plc 3.375%, 05/12/24 (GBP)	5,800,000	7,901,187
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	6,560,000	6,632,160

		57,509,894

Lodging—0.8%
Las Vegas Sands Corp.
2.900%, 06/25/25	50,000	52,070
3.200%, 08/08/24 (a)	560,000	587,737
Melco Resorts Finance, Ltd. 5.375%, 12/04/29 (144A) (a)	8,230,000	8,682,650
Sands China, Ltd. 5.125%, 08/08/25	4,610,000	5,150,891
Wynn Macau, Ltd.
5.125%, 12/15/29 (144A) (a)	5,550,000	5,716,500
5.625%, 08/26/28 (144A) (a)	3,080,000	3,210,900

		23,400,748

Machinery-Diversified—0.3%
Granite US Holdings Corp. 11.000%, 10/01/27 (144A) (a)	7,730,000	8,618,950

Media—2.2%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 05/01/32 (a)	4,940,000	5,119,075
5.000%, 02/01/28 (144A) (a)	5,990,000	6,282,012
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 03/15/28	4,010,000	4,538,030
5.375%, 04/01/38	2,050,000	2,518,994
CSC Holdings LLC
4.500%, 11/15/31 (144A)	4,820,000	4,849,595
6.500%, 02/01/29 (144A) (a)	12,520,000	13,867,152
DISH DBS Corp.
5.125%, 06/01/29 (144A) (a)	8,820,000	8,709,133
7.750%, 07/01/26 (a)	2,810,000	3,182,325
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A) (a)	3,610,000	3,713,787
Liberty Interactive LLC
8.250%, 02/01/30 (a)	1,180,000	1,348,749
8.500%, 07/15/29	5,190,000	5,914,628
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,512,072
Univision Communications, Inc. 9.500%, 05/01/25 (144A) (a)	5,160,000	5,688,900

		68,244,452

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (a)	5,914,000	6,019,269

Mining—2.4%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A)	2,212,000	2,420,592
Anglo American Capital plc 4.000%, 09/11/27 (144A)	2,740,000	3,037,768
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	3,301,376
Barrick North America Finance LLC 5.750%, 05/01/43	6,029,000	8,499,705

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
First Quantum Minerals, Ltd.
6.875%, 03/01/26 (144A) (a)	10,750,000	$11,245,682
6.875%, 10/15/27 (144A) (a)	9,810,000	10,689,957
Freeport Minerals Corp. 7.125%, 11/01/27	4,240,000	5,172,800
Freeport-McMoRan, Inc. 5.450%, 03/15/43 (a)	12,000,000	14,667,840
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	1,000,000	1,291,390
Hudbay Minerals, Inc.
4.500%, 04/01/26 (144A) (a)	2,660,000	2,669,975
6.125%, 04/01/29 (144A) (a)	3,684,000	3,923,460
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A) † (e) (f) (g)	932,290	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A) † (g)	8,475,000	848
Teck Resources, Ltd.
5.400%, 02/01/43	4,575,000	5,574,138
6.000%, 08/15/40	1,774,000	2,266,530

		74,762,061

Miscellaneous Manufacturing—0.1%
General Electric Co. 6.875%, 01/10/39	1,846,000	2,761,720

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	1,610,000	1,631,252

Oil & Gas—4.5%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A) (a)	13,300,000	13,499,500
Chevron USA, Inc. 6.000%, 03/01/41	5,200,000	7,607,104
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A)	8,370,000	8,683,875
Comstock Resources, Inc. 5.875%, 01/15/30 (144A)	2,510,000	2,560,200
Devon Energy Corp.
5.250%, 10/15/27 (144A)	584,000	629,484
5.600%, 07/15/41	110,000	136,012
8.250%, 08/01/23 (144A)	5,720,000	6,517,071
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A) (a)	1,925,000	1,999,594
5.750%, 01/30/28 (144A) (a)	3,770,000	4,019,762
EQT Corp.
3.125%, 05/15/26 (144A)	1,460,000	1,496,077
3.625%, 05/15/31 (144A) (a)	1,500,000	1,563,750
7.625%, 02/01/25 (a)	2,930,000	3,417,816
8.500%, 02/01/30 (a)	3,480,000	4,534,127
Exxon Mobil Corp. 4.327%, 03/19/50	2,250,000	2,792,736
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	7,980,000	8,905,680

Oil & Gas—(Continued)
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	358,620
6.375%, 10/24/48 (144A)	1,060,000	1,403,584
MEG Energy Corp.
5.875%, 02/01/29 (144A) (a)	2,830,000	2,950,275
6.500%, 01/15/25 (144A) (a)	2,340,000	2,418,975
7.125%, 02/01/27 (144A) (a)	5,290,000	5,635,569
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A)	2,270,000	2,445,925
Oasis Petroleum, Inc. 6.375%, 06/01/26 (144A) (a)	6,710,000	6,996,718
Occidental Petroleum Corp. 6.125%, 01/01/31 (a)	3,000,000	3,529,590
Parsley Energy LLC / Parsley Finance Corp. 5.625%, 10/15/27 (144A)	3,920,000	4,233,600
PBF Holding Co. LLC / PBF Finance Corp. 9.250%, 05/15/25 (144A) (a)	360,000	362,660
Petrobras Global Finance B.V.
5.750%, 02/01/29 (a)	5,000,000	5,707,000
6.850%, 06/05/15 (a)	6,170,000	7,052,927
Range Resources Corp.
5.000%, 08/15/22 (a)	1,350,000	1,375,691
5.000%, 03/15/23 (a)	1,517,000	1,570,095
5.875%, 07/01/22	1,665,000	1,706,625
8.250%, 01/15/29 (144A) (a)	4,210,000	4,746,775
9.250%, 02/01/26 (a)	14,995,000	16,531,987
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	3,505,000	3,651,194

		141,040,598

Packaging & Containers—0.6%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (a) (c)	4,470,000	4,693,500
Ardagh Metal Packaging Finance USA LLC 4.000%, 09/01/29 (144A) (a)	6,220,000	6,167,596
Cascades, Inc./Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	3,110,000	3,269,388
Pactiv LLC 8.375%, 04/15/27 (a)	3,796,000	4,308,460
WestRock RKT LLC 4.000%, 03/01/23	140,000	146,784

		18,585,728

Pharmaceuticals—2.1%
AbbVie, Inc.
4.050%, 11/21/39	5,080,000	5,900,042
4.550%, 03/15/35	1,300,000	1,577,823
AdaptHealth LLC 4.625%, 08/01/29 (144A) (a)	3,650,000	3,695,625
Bausch Health Americas, Inc. 8.500%, 01/31/27 (144A) (a)	11,240,000	12,216,756
Bausch Health Cos., Inc. 9.000%, 12/15/25 (144A) (a)	770,000	825,671
Becton Dickinson & Co. 3.700%, 06/06/27 (a)	994,000	1,104,514

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A)	2,840,000	$2,911,000
Cigna Corp. 4.800%, 08/15/38	5,970,000	7,435,209
CVS Health Corp.
4.780%, 03/25/38	7,610,000	9,362,174
5.125%, 07/20/45	1,440,000	1,872,936
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 9.500%, 07/31/27 (144A) (a)	8,390,000	8,557,800
Endo Luxembourg Finance Co. I S.a.r.l. 6.125%, 04/01/29 (144A) (a)	5,650,000	5,537,000
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (a)	2,660,000	2,926,000
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/26 (a)	2,980,000	2,834,725

		66,757,275

Pipelines—3.4%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A) (a)	5,130,000	5,559,278
DCP Midstream Operating L.P.
5.625%, 07/15/27 (a)	480,000	546,000
6.750%, 09/15/37 (144A) (a)	3,480,000	4,184,700
El Paso Natural Gas Co. LLC
7.500%, 11/15/26	4,250,000	5,434,495
8.375%, 06/15/32	190,000	279,644
Energy Transfer L.P.
5.500%, 06/01/27 (a)	1,376,000	1,613,752
5.875%, 01/15/24	1,638,000	1,815,074
6.250%, 04/15/49	1,090,000	1,430,348
7.600%, 02/01/24	630,000	716,301
Energy Transfer L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	150,000	153,209
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (a) (b)	13,090,000	13,629,315
EQM Midstream Partners L.P.
6.000%, 07/01/25 (144A)	1,880,000	2,044,500
6.500%, 07/01/27 (144A)	1,660,000	1,850,900
Kinder Morgan, Inc.
4.300%, 06/01/25 (a)	740,000	823,914
7.800%, 08/01/31	67,000	95,877
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	11,919,000	17,050,168
Northwest Pipeline LLC 4.000%, 04/01/27 (a)	13,710,000	15,337,963
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	35,677
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A)	3,230,000	3,357,973
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.000%, 01/15/32 (144A)	860,000	884,639
4.875%, 02/01/31 (144A) (a)	5,120,000	5,542,400

Pipelines—(Continued)
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.375%, 02/01/27 (a)	2,770,000	2,884,262
5.500%, 03/01/30	1,190,000	1,308,595
Western Midstream Operating L.P.
3.950%, 06/01/25	7,253,000	7,536,230
4.500%, 03/01/28 (a)	2,000,000	2,135,000
5.300%, 03/01/48	6,900,000	7,348,500
5.450%, 04/01/44	1,900,000	2,047,250

		105,645,964

Real Estate—0.4%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A) (a)	6,600,000	6,970,920
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750%, 01/15/29 (144A) (a)	3,950,000	4,129,290
7.625%, 06/15/25 (144A) (a)	2,680,000	2,906,996

		14,007,206

Real Estate Investment Trusts—1.5%
Appolo Commercial Real Estate Finance, Inc. 4.625%, 06/15/29 (144A)	4,840,000	4,772,724
Diversified Healthcare Trust
4.375%, 03/01/31 (a)	1,550,000	1,484,125
4.750%, 02/15/28 (a)	1,590,000	1,566,150
9.750%, 06/15/25 (a)	4,200,000	4,651,500
GEO Group, Inc. (The) 5.875%, 10/15/24	9,513,000	8,514,135
IIP Operating Partnership L.P. 5.500%, 05/25/26 (144A)	3,110,000	3,200,141
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.750%, 06/15/29 (144A)	2,170,000	2,170,000
MPT Operating Partnership L.P. / MPT Finance Corp.
3.692%, 06/05/28 (GBP)	4,656,000	6,859,428
5.000%, 10/15/27 (a)	4,500,000	4,770,405
Service Properties Trust
4.350%, 10/01/24 (a)	2,520,000	2,537,640
5.500%, 12/15/27 (a)	6,315,000	6,739,559

		47,265,807

Retail—1.7%
Bed Bath & Beyond, Inc. 5.165%, 08/01/44 (a)	7,100,000	6,597,931
Carrols Restaurant Group, Inc. 5.875%, 07/01/29 (144A) (a)	2,580,000	2,544,525
Doman Building Materials Group, Ltd. 5.250%, 05/15/26 (144A) (CAD)	3,680,000	2,963,797
L Brands, Inc.
5.250%, 02/01/28	6,702,000	7,497,862
6.625%, 10/01/30 (144A) (a)	4,850,000	5,613,875
Magic Mergeco, Inc.
5.250%, 05/01/28 (144A)	2,200,000	2,257,046
7.875%, 05/01/29 (144A)	5,520,000	5,692,500

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 04/01/26 (144A) (a)	1,630,000	$1,740,025
PetSmart, Inc. / PetSmart Finance Corp.
4.750%, 02/15/28 (144A)	1,000,000	1,038,750
7.750%, 02/15/29 (144A)	850,000	937,125
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A) (a)	2,430,000	2,487,713
Superior Plus L.P. / Superior General Partner, Inc. 4.500%, 03/15/29 (144A)	2,320,000	2,389,646
Tendam Brands S.A.U.
5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,572,381
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	4,390,270
Wendy’s International LLC 7.000%, 12/15/25	5,178,000	5,825,250

		53,548,696

Semiconductors—0.3%
Broadcom, Inc. 4.150%, 11/15/30	2,630,000	2,949,322
NVIDIA Corp. 3.500%, 04/01/50	3,100,000	3,499,581
Uniquify, Inc. 6.000%, 06/15/24 (144A) †	1,720,000	1,719,002

		8,167,905

Software—0.9%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A) (a)	3,980,000	3,959,941
Blackboard, Inc. 10.375%, 11/15/24 (144A)	3,280,000	3,472,700
Blast Motion, Inc. 7.000%, 01/15/24 (144A) † (e) (f)	4,960,000	4,941,252
CDK Global, Inc. 5.250%, 05/15/29 (144A)	4,000,000	4,365,640
Clarivate Science Holdings Corp. 4.875%, 06/30/29 (144A)	2,540,000	2,606,675
Open Text Corp. 3.875%, 02/15/28 (144A)	1,540,000	1,561,252
Open Text Holdings, Inc.
4.125%, 02/15/30 (144A)	3,758,000	3,832,408
Rackspace Technology Global, Inc. 3.500%, 02/15/28 (144A) (a)	4,980,000	4,818,150

		29,558,018

Telecommunications—2.1%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	4,300,000	4,778,375
Altice France S.A. 5.125%, 07/15/29 (144A)	3,300,000	3,316,170
British Telecommunications plc 9.625%, 12/15/30	3,875,000	5,998,512

Telecommunications—(Continued)
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	1,906,000	1,946,503
Frontier Communications Holdings LLC 5.000%, 05/01/28 (144A) (a)	3,360,000	3,473,669
Millicom International Cellular S.A.
6.250%, 03/25/29 (144A)	4,095,000	4,477,268
6.625%, 10/15/26 (144A)	3,861,000	4,083,007
Sprint Capital Corp.
6.875%, 11/15/28 (a)	3,075,000	3,943,687
8.750%, 03/15/32 (a)	4,840,000	7,356,800
Switch, Ltd.
3.750%, 09/15/28 (144A)	3,500,000	3,543,750
4.125%, 06/15/29 (144A)	2,910,000	2,986,388
T-Mobile USA, Inc. 3.500%, 04/15/31 (a)	6,360,000	6,579,738
Verizon Communications, Inc.
3.400%, 03/22/41 (a)	2,500,000	2,644,607
3.550%, 03/22/51 (a)	1,300,000	1,388,877
3.700%, 03/22/61 (a)	2,940,000	3,148,912
5.250%, 03/16/37 (a)	660,000	865,773
Vmed O2 UK Financing I plc 4.750%, 07/15/31 (144A)	4,620,000	4,689,300

		65,221,336

Transportation—0.3%
XPO CNW, Inc. 6.700%, 05/01/34	8,301,000	9,919,695

Total Corporate Bonds & Notes (Cost $1,414,851,354)		1,509,850,699

Floating Rate Loans (h)—22.9%

Advertising—0.3%
Terrier Media Buyer, Inc. Term Loan, 3.604%, 1M LIBOR + 3.500%, 12/17/26	7,968,783	7,941,115

Aerospace/Defense—0.2%
WP CPP Holdings LLC Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	4,988,244	4,890,559

Airlines—0.7%
Air Canada Term Loan, 1.843%, 1M LIBOR + 1.750%, 10/06/23	1,633,106	1,613,100
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	91,202	93,240
Mileage Plus Holdings LLC
Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/21/27	6,710,000	7,171,836
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	5,050,000	5,339,744

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
United Airlines, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	7,840,000	$7,952,002

		22,169,922

Auto Parts & Equipment—0.5%
American Axle & Manufacturing, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	2,576,252	2,574,464
Autokiniton US Holdings, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.500%, 04/06/28	5,785,500	5,832,507
Clarios Global L.P. USD Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	6,184,994	6,141,186
First Brands Group LLC 2nd Lien Term Loan, 9.500%, 3M LIBOR + 8.500%, 03/30/28	1,950,000	1,969,500

		16,517,657

Beverages—0.4%
City Brewing Co. LLC Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	3,620,000	3,638,100
Triton Water Holdings, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/31/28	8,920,000	8,924,781

		12,562,881

Building Materials—0.3%
CP Atlas Buyer, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 11/23/27	3,800,475	3,795,725
Quikrete Holdings, Inc. Term Loan B1, 05/12/28 (i)	6,390,000	6,347,666

		10,143,391

Chemicals—0.1%
INEOS Styrolution U.S. Holding LLC USD Term Loan B, 3.250%, 1M LIBOR + 2.750%, 01/29/26	3,330,000	3,327,399

Commercial Services—2.0%
Adtalem Global Education Inc. Term Loan B, 02/11/28 (i)	6,990,358	6,992,106
Allied Universal Holdco LLC USD Incremental Term Loan B, 4.250%, 1M LIBOR + 3.750%, 05/12/28	6,058,971	6,084,449
Amentum Government Services Holdings LLC
2nd Lien Term Loan, 01/31/28 (i)	4,140,000	4,171,050
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 01/29/27	4,672,875	4,667,034
APi Group DE, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 10/01/26	3,787,854	3,785,960

Commercial Services—(Continued)
Corecivic, Inc. Term Loan, 5.500%, 1M LIBOR + 4.500%, 12/18/24	2,983,875	2,916,738
Garda World Security Corp. Term Loan B, 4.350%, 1M LIBOR + 4.250%, 10/30/26	4,780,876	4,808,624
Icon Luxembourg Sarl
1st Lien Term Loan B, 06/16/28 (i)	1,842,974	1,848,733
Term Loan B, 06/16/28 (i)	7,397,026	7,420,142
Mavis Tire Express Services Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 05/04/28	10,360,000	10,410,184
Mister Car Wash Holdings, Inc.
Term Loan B, 3.096%, 1M LIBOR + 3.000%, 05/14/26	2,293,953	2,287,581
Parexel International Corp. Term Loan B, 2.845%, 1M LIBOR + 2.750%, 09/27/24	2,985,592	2,971,595
Prime Security Services Borrower LLC Term Loan, 3.500%, 3M LIBOR + 2.750%, 09/23/26	1,448,251	1,448,402
TruGreen L.P. 2nd Lien Term Loan, 9.500%, 3M LIBOR + 8.500%, 11/02/28	1,820,000	1,865,500
Verscend Holding Corp. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	1,910,597	1,918,558

		63,596,656

Computers—1.7%
Magenta Buyer LLC
USD 1st Lien Term Loan, 05/03/28 (i)	7,590,000	7,598,129
USD 2nd Lien Term Loan, 05/03/29 (i)	10,720,000	10,639,600
PAE Holding Corp. Term Loan B, 5.250%, 1M LIBOR + 4.500%, 10/19/27	3,780,525	3,791,394
Peraton Holding Corp. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	8,937,600	8,980,197
Redstone Buyer LLC
2nd Lien Delayed Draw Term Loan, 04/27/29 (i)	3,181,600	3,133,876
2nd Lien Term Loan, 8.500%, 3M LIBOR + 7.750%, 04/27/29	5,548,400	5,465,174
Delayed Draw Term Loan, 04/27/28 (j)	2,458,477	2,460,014
Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/27/28	6,281,523	6,285,448
Science Applications International Corp. Incremental Term Loan B, 1.979%, 1M LIBOR + 1.875%, 03/12/27	869,851	868,763
Surf Holdings LLC Term Loan, 3.628%, 3M LIBOR + 3.500%, 03/05/27	3,920,412	3,898,360

		53,120,955

Construction & Engineering—0.1%
Tutor Perini Corp. Term Loan B, 5.750%, 3M LIBOR + 4.750%, 08/13/27	3,771,050	3,818,188

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.5%
Citadel Securities L.P. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 02/02/28	9,034,486	$8,953,175
Deerfield Dakota Holding LLC
Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	2,108,700	2,121,177
USD 2nd Lien Term Loan, 7.500%, 1M LIBOR + 6.750%, 04/07/28	2,060,000	2,116,650
Focus Financial Partners LLC
Term Loan, 06/24/28 (i)	5,090,000	5,079,398
Term Loan, 2.104%, 1M LIBOR + 2.000%, 07/03/24	1,484,694	1,471,935
Greystone Select Financial LLC Term Loan B, 5.750%, 6M LIBOR + 5.000%, 05/06/28	5,530,000	5,530,000
Hudson River Trading LLC Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/20/28	12,498,675	12,470,028
Jane Street Group LLC
Term Loan, 2.854%, 1M LIBOR + 2.750%, 01/26/28	7,144,794	7,126,039
VFH Parent LLC Term Loan B, 03/01/26 (i)	400,000	398,958

		45,267,360

Engineering & Construction—0.3%
Brown Group Holding LLC Term Loan B, 3.250%, 3M LIBOR + 2.750%, 06/07/28	10,730,000	10,694,237

Entertainment—0.8%
Allen Media LLC Term Loan B, 5.647%, 3M LIBOR + 5.500%, 02/10/27	8,897,973	8,917,442
AMC Entertainment Holdings, Inc. Term Loan B, 04/22/26 (i)	3,471,122	3,274,424
Aristocrat Leisure, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/19/24	3,529,404	3,540,984
Cinemark USA, Inc. Term Loan B, 1.860%, 1M LIBOR + 1.750%, 03/31/25	1,474,718	1,433,548
Scientific Games International, Inc. Term Loan B5, 2.854%, 1M LIBOR + 2.750%, 08/14/24	6,347,197	6,309,507
UFC Holdings LLC Term Loan B, 3.750%, 6M LIBOR + 3.000%, 04/29/26	1,545,996	1,545,835

		25,021,740

Environmental Control—0.3%
Liberty Tire Recycling Holdco LLC Term Loan, 5.500%, 3M LIBOR + 4.500%, 05/05/28	7,440,000	7,405,902
Madison IAQ LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 06/16/28	2,610,000	2,614,568

		10,020,470

Food—0.5%
Froneri International, Ltd.
Term Loan, 2.354%, 1M LIBOR + 2.250%, 01/29/27	2,470,611	$2,437,102
Term Loan, 2.375%, 6M EURIBOR + 2.375%, 01/29/27 (EUR)	2,780,000	3,237,199
Sovos Brands Intermediate, Inc. Term Loan, 5.000%, 3M LIBOR + 4.250%, 06/08/28	2,530,000	2,539,488
U.S. Foods, Inc. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 06/27/23	6,953,457	6,898,142

		15,111,931

Food Service—0.4%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 7.841%, 1M LIBOR + 7.750%, 10/01/26	1,452,297	1,452,297
TKC Holdings, Inc. Term Loan, 6.500%, 3M LIBOR + 5.500%, 05/03/28	10,870,000	10,693,362

		12,145,659

Healthcare-Products—0.0%
Maravai Intermediate Holdings LLC Term Loan B, 4.750%, 1M LIBOR + 3.750%, 10/19/27	1,270,692	1,276,251

Healthcare-Services—1.9%
EyeCare Partners LLC
2nd Lien Term Loan, 8.354%, 1M LIBOR + 8.250%, 02/18/28	4,700,000	4,529,625
Term Loan, 3.854%, 1M LIBOR + 3.750%, 02/18/27	6,464,150	6,417,014
Global Medical Response, Inc. Term Loan B, 5.750%, 3M LIBOR + 4.750%, 10/02/25	3,600,975	3,621,231
One Call Corp. Term Loan, 6.250%, 3M LIBOR + 5.500%, 04/22/27	9,160,000	9,274,500
Phoenix Guarantor, Inc. Term Loan B, 3.341%, 1M LIBOR + 3.250%, 03/05/26	6,244,831	6,209,704
Precision Medicine Group LLC
Delayed Draw Term Loan, 11/20/27 (j)	795,000	794,172
Term Loan, 3.750%, 3M LIBOR + 3.000%, 11/18/27	6,079,763	6,073,427
Radiology Partners, Inc. 1st Lien Term Loan B, 4.345%, 1M LIBOR + 4.250%, 07/09/25	5,930,000	5,936,588
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 11/16/25	4,874,074	4,870,472
U.S. Renal Care, Inc. Term Loan B, 5.104%, 1M LIBOR + 5.000%, 06/26/26	6,433,881	6,470,071
WP CityMD Bidco LLC Term Loan B, 3.897%, 3M LIBOR + 3.750%, 08/13/26	4,179,625	4,194,178

		58,390,982

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Insurance—1.0%
Acrisure LLC Term Loan B, 3.604%, 3M LIBOR + 3.500%, 02/15/27	2,952,625	$2,924,575
Amerilife Holding LLC Term Loan, 4.104%, 1M LIBOR + 4.000%, 03/18/27	1,396,112	1,396,112
Asurion LLC
Term Loan B7, 3.104%, 1M LIBOR + 3.000%, 11/03/24	7,066,096	7,002,063
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	7,661,684	7,583,274
Term Loan B9, 3.345%, 1M LIBOR + 3.250%, 07/31/27	4,778,025	4,729,251
Ryan Specialty Group LLC Term Loan, 3.750%, 1M LIBOR + 3.000%, 09/01/27	2,413,171	2,417,395
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	3,831,234	3,794,837
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	1,555,000	1,561,480

		31,408,987

Internet—0.3%
CNT Holdings I Corp. Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/08/27	6,820,000	6,833,320
Orbcomm, Inc. Term Loan B, 06/17/28 (i)	3,430,000	3,427,856

		10,261,176

Investment Companies—0.2%
Cardinal Parent, Inc. Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/12/27	5,694,000	5,707,096

Leisure Time—1.2%
Alterra Mountain Co.
Term Loan B, 5.500%, 1M LIBOR + 4.500%, 08/01/26	4,799,250	4,824,744
Term Loan B1, 2.854%, 1M LIBOR + 2.750%, 07/31/24	3,959,187	3,922,422
Carnival Corp. USD Term Loan B, 06/30/25 (i)	9,570,000	9,583,455
ClubCorp Holdings, Inc. Term Loan B, 2.897%, 3M LIBOR + 2.750%, 09/18/24	8,078,036	7,777,913
Equinox Holdings, Inc.
Term Loan B2, 10.000%, 3M LIBOR + 9.000% 03/08/24	2,203,350	2,203,350
Hayward Industries, Inc. Term Loan, 3.250%, 1M LIBOR + 2.750%, 05/12/28	6,860,000	6,855,713
Royal Caribbean Cruises Ltd. Term Loan A, 04/05/22 (i)	3,340,000	3,256,500

		38,424,097

Lodging—0.8%
Boyd Gaming Corp. Term Loan B3, 2.338%, 1W LIBOR + 2.250%, 09/15/23	6,644,707	$6,645,465
Caesars Resort Collection LLC
1st Lien Term Loan B, 2.854%, 1M LIBOR + 2.750%, 12/23/24	6,977,364	6,925,397
Term Loan B1, 4.604%, 1M LIBOR + 4.500%, 07/21/25	2,862,302	2,875,311
Playa Resorts Holding B.V. Term Loan B, 3.750%, 1M LIBOR + 2.750%, 04/29/24	7,778,982	7,489,697

		23,935,870

Machinery-Diversified—0.2%
Clark Equipment Co. Incremental Term Loan, 2.397%, 3M LIBOR + 2.250%, 05/18/24	5,885,250	5,870,537

Media—0.5%
Entercom Media Corp. Term Loan, 2.595%, 1M LIBOR + 2.500%, 11/18/24	2,682,538	2,662,419
iHeartCommunications, Inc. Term Loan, 3.104%, 1M LIBOR + 3.000%, 05/01/26	1,039,194	1,031,724
Univision Communications, Inc. Replacement Term Loan, 3.854%, 1M LIBOR + 3.750%, 03/15/26	5,214,868	5,229,208
Virgin Media Bristol LLC Term Loan Q, 3.353%, 3M LIBOR + 3.250%, 01/31/29	5,400,000	5,397,889

		14,321,240

Packaging & Containers—0.3%
First Brands Corp. Term Loan, 6.000%, 1M LIBOR + 5.000%, 03/30/27	3,231,900	3,274,319
Graham Packaging Co., Inc. Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/04/27	5,296,488	5,299,497

		8,573,816

Pharmaceuticals—1.0%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan, 5.750%, 3M LIBOR + 5.000%, 03/27/28	3,095,016	3,020,544
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	6,882,750	6,912,862
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.088%, 1W LIBOR + 2.000%, 11/15/27	3,392,390	3,362,513
HC Group Holdings II, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/06/26	12,583,922	12,599,652
Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, 1M LIBOR + 3.500%, 04/21/28	6,800,000	6,833,395

		32,728,966

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.5%
Apollo Commercial Real Estate Finance, Inc
Incremental Term Loan B1, 4.000%, 1M LIBOR + 3.500%, 03/06/28	10,400,000	$10,413,000
Term Loan B, 2.841%, 1M LIBOR + 2.750%, 05/15/26	3,077,566	3,042,943
Claros Mortgage Trust, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.000%, 08/09/26	3,581,818	3,595,250

		17,051,193

Retail—2.2%
Academy, Ltd.
Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/05/27	6,127,500	6,167,071
Beacon Roofing Supply, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 04/23/28	7,150,000	7,123,187
CWGS Group LLC Term Loan B, 3.250%, 1M LIBOR + 2.500%, 06/03/28	2,623,791	2,606,409
Empire Today LLC Term Loan B, 5.750%, 1M LIBOR + 5.000%, 04/03/28	7,230,000	7,266,150
Gannett Holdings LLC Term Loan B, 7.750%, 3M LIBOR + 7.000%, 01/29/26	8,219,864	8,312,338
Great Outdoors Group LLC Term Loan B, 5.000%, 6M LIBOR + 4.250%, 03/06/28	9,955,050	10,027,045
IRB Holding Corp. Term Loan B, 3.750%, 3M LIBOR + 2.750%, 02/05/25	1,009,592	1,008,172
Les Schwab Tire Centers Term Loan B, 4.250%, 6M LIBOR + 3.500%, 11/02/27	3,241,875	3,249,980
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	9,150,000	9,199,566
Petco Animal Supplies, Inc. Term Loan B, 4.000%, 3M LIBOR + 3.250%, 03/03/28	4,967,550	4,965,334
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/12/28	6,180,000	6,191,588
Whatabrands LLC Term Loan B, 2.832%, 1M LIBOR + 2.750%, 07/31/26	1,905,579	1,899,756

		68,016,596

Software—2.1%
AppLovin Corp. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 08/15/25	1,608,217	1,607,786
Athenahealth, Inc. Term Loan B1, 4.410%, 3M LIBOR + 4.250%, 02/11/26	5,981,883	6,021,136

Software—(Continued)
Castle U.S. Holding Corp. Term Loan B, 3.897%, 3M LIBOR + 3.750%, 01/29/27	3,117,188	$3,085,236
DCert Buyer, Inc.
2nd Lien Term Loan, 7.104%, 1M LIBOR + 7.000%, 02/16/29	8,990,000	9,084,395
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/16/26	8,541,875	8,563,230
MA FinanceCo. LLC Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	439,546	435,425
Particle Investments S.a.r.l. Term Loan, 5.750%, 3M LIBOR + 5.250%, 02/18/27	3,375,001	3,391,876
Planview Parent, Inc. Term Loan, 4.750%, 3M LIBOR + 4.000%, 12/17/27	2,895,450	2,903,896
Proofpoint, Inc. 1st Lien Term Loan, 06/09/28 (i)	5,840,000	5,815,361
Rackspace Hosting, Inc. Term Loan, 3.500%, 3M LIBOR + 2.750%, 02/15/28	9,186,975	9,151,091
Seattle Spinco, Inc. Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	2,968,361	2,940,532
Symplr Software, Inc. Term Loan, 5.250%, 3M LIBOR + 4.500%, 12/22/27	4,448,850	4,458,860
Virgin Pulse, Inc. Term Loan, 4.750%, 3M LIBOR + 4.000%, 03/30/28	9,100,000	9,128,437

		66,587,261

Telecommunications—0.4%
Delta TopCo, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/01/27	5,656,480	5,675,927
Global Tel*Link Corp.
1st Lien Term Loan, 4.354%, 1M LIBOR + 4.250%, 11/29/25	5,265,178	4,879,066
2nd Lien Term Loan, 8.354%, 1M LIBOR + 8.250%, 11/29/26	540,000	457,650

		11,012,643

Transportation—0.2%
GlobalTranz Enterprises, Inc. Term Loan, 5.104%, 1M LIBOR + 5.000%, 05/15/26	4,868,590	4,845,766

Total Floating Rate Loans (Cost $707,504,233)		714,762,597

Mortgage-Backed Securities—8.6%

Collateralized Mortgage Obligations—5.4%
Banc of America Funding Corp. 0.222%, 02/27/37 (144A) (b)	16,506,467	13,482,570
Banc of America Funding Trust
0.311%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	41,653,167	38,865,995
0.351%, 03/27/36 (144A) (b)	5,682,201	5,506,535
8.469%, 01/27/30 (144A) (b)	19,504,868	8,178,469

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Trust 3.035%, 09/25/35 (b)	40,297	$39,608
BCAP LLC Trust 3.156%, 05/26/47 (144A) (b)	4,388,085	4,391,677
Bear Stearns Asset-Backed Securities Trust 33.583%, -4.33 x 1M LIBOR + 36.250%, 07/25/36 (b)	258,595	354,554
Connecticut Avenue Securities Trust
3.492%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	11,133,025
4.192%, 1M LIBOR + 4.100%, 07/25/39 (144A) (b)	1,960,000	1,995,314
4.442%, 1M LIBOR + 4.350%, 04/25/31 (144A) (b)	5,000,000	5,189,261
Countrywide Alternative Loan Trust
1.052%, 1M LIBOR + 0.960%, 07/25/35 (b)	208,157	207,832
5.750%, 01/25/37	1,637,610	1,218,173
6.000%, 01/25/37	1,508,070	1,307,987
16.739%, -2.2 x 1M LIBOR + 16.940%, 06/25/35 (b)	1,000,891	1,103,925
28.234%, -4 x 1M LIBOR + 28.600%, 07/25/36 (b)	1,748,303	2,620,918
38.451%, -6 x 1M LIBOR + 39.000%, 08/25/37 (b)	801,298	1,636,945
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37 (b)	2,140,263	1,410,487
Countrywide Home Loan Reperforming Loan REMIC Trust 6.028%, 03/25/35 (144A) † (b) (k)	3,302,327	506,278
Credit Suisse Mortgage Trust
3.937%, 09/27/60 (144A)	5,360,000	5,366,870
30.022%, -5.5 x 1M LIBOR + 30.525%, 02/25/36 (b)	761,504	1,108,125
CSMC Trust 1.796%, 12/27/60 (144A) (b)	2,424,087	2,427,479
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	671,471	674,276
Freddie Mac STACR Remic Trust 2.392%, 1M LIBOR + 2.300%, 01/25/50 (144A) (b)	2,210,000	2,207,925
GreenPoint Mortgage Funding Trust 0.532%, 1M LIBOR + 0.440%, 06/25/45 (b)	801,757	751,371
GSMPS Mortgage Loan Trust
0.492%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	980,958	841,338
HarborView Mortgage Loan Trust 1.092%, 1M LIBOR + 1.000%, 10/25/37 (b)	802,435	846,774
IndyMac INDX Mortgage Loan Trust 0.812%, 1M LIBOR + 0.720%, 01/25/35 (b)	639,641	546,859
JPMorgan Mortgage Trust
2.500%, 03/25/43 (144A) (b)	3,752	3,795
6.500%, 01/25/36	69,986	53,479
Legacy Mortgage Asset Trust
3.250%, 06/25/60 (144A)	2,733,330	2,784,849
3.844%, 10/25/66 (144A) (d)	2,770,000	2,781,676
Lehman XS Trust 0.492%, 1M LIBOR + 0.400%, 08/25/46 (b)	1,233,252	1,215,063
MASTR Seasoned Securitization Trust 3.533%, 10/25/32 (b)	70,153	72,615
Merrill Lynch Mortgage Investors Trust
2.361%, 05/25/34 (b)	29,901	29,930
2.908%, 08/25/33 (b)	247,008	240,360

Collateralized Mortgage Obligations—(Continued)
Morgan Stanley Mortgage Loan Trust 0.412%, 1M LIBOR + 0.320%, 01/25/35 (b)	347,899	348,311
New Residential Mortgage Loan Trust
3.500%, 12/25/57 (144A) (b)	2,860,000	3,007,786
3.500%, 12/25/58 (144A) (b)	4,610,564	4,848,009
3.750%, 11/25/58 (144A) (b)	5,707,139	6,018,960
4.250%, 09/25/56 (144A) (b)	6,687,698	7,236,992
Nomura Resecuritization Trust 0.612%, 1M LIBOR + 0.260%, 02/26/46 (144A) (b)	2,458,489	2,448,262
NovaStar Mortgage Funding Trust 0.472%, 1M LIBOR + 0.380%, 09/25/46 (b)	385,178	376,501
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	87,285	87,684
RBSGC Mortgage Loan Trust 0.542%, 1M LIBOR + 0.450%, 01/25/37 (b)	435,530	163,537
Residential Accredit Loans, Inc. Trust 1.402%, 11/25/37 (b)	2,424,030	2,307,980
Residential Asset Securitization Trust 5.750%, 02/25/36	1,109,497	1,136,154
Seasoned Credit Risk Transfer Trust 4.250%, 05/25/60 (144A) (b)	4,710,000	4,903,902
Sequoia Mortgage Trust
0.864%, 6M LIBOR + 0.680%, 06/20/33 (b)	53,907	53,069
3.718%, 07/25/45 (144A) (b)	7,027	7,188
Structured Adjustable Rate Mortgage Loan Trust
1.592%, 1M LIBOR + 1.500%, 09/25/37 (b)	2,535,345	2,549,694
2.452%, 01/25/35 (b)	179,551	179,488
3.176%, 09/25/35 (b)	415,593	336,348
Structured Asset Mortgage Investments Trust
0.512%, 1M LIBOR + 0.420%, 05/25/46 (b)	140,777	125,210
0.652%, 1M LIBOR + 0.560%, 02/25/36 (b)	2,525,449	2,420,949
WaMu Mortgage Pass-Through Certificates Trust
0.632%, 1M LIBOR + 0.540%, 12/25/45 (b)	240,831	244,797
1.052%, 1M LIBOR + 0.960%, 12/25/45 (b)	6,857,429	4,443,906
1.593%, COFI + 1.250%, 03/25/47 (b)	963,990	938,746
2.389%, 09/25/36 (b)	349,555	326,513
2.911%, 08/25/33 (b)	583,314	594,088
6.589%, 1M LIBOR + 6.680%, 04/25/37 (b) (k)	8,118,617	2,770,606

		168,977,017

Commercial Mortgage-Backed Securities—3.2%
BAMLL Re-REMIC Trust
6.024%, 08/10/45 (144A) (b)	10,513,419	4,625,904
BFLD Trust 4.273%, 1M LIBOR + 4.200%, 10/15/35 (144A) (b)	2,960,000	2,982,271
BX Commercial Mortgage Trust
3.667%, 03/11/44 (144A) (b)	9,066,697	9,171,497
CFK Trust 3.573%, 03/15/39 (144A) (b)	4,800,000	4,691,037
Credit Suisse Commercial Mortgage Securities Corp. 3.673%, 1M LIBOR + 3.600%, 01/15/34 (144A) (b)	1,050,000	1,035,353
Credit Suisse Commercial Mortgage Trust 7.673%, 1M LIBOR + 7.350%, 07/15/32 (144A) (b)	26,600,000	17,520,971
Credit Suisse Mortgage Capital Certificates 2.723%, 1M LIBOR + 2.650%, 05/15/36 (144A) (b)	10,620,000	10,640,228

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	$5,927,565
Credit Suisse Mortgage Trust
3.160%, 12/15/41 (144A)	7,420,000	7,871,704
8.000%, 1M LIBOR + 7.000%, 12/15/21 (b)	18,450,000	17,550,408
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A) †	5,180,000	522,662
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (b)	13,228	12,831
GS Mortgage Securities Corp. II
2.073%, 1M LIBOR + 2.000%, 05/15/26 (144A) (b)	1,540,000	1,540,523
2.573%, 1M LIBOR + 2.500%, 05/15/26 (144A) (b)	1,540,000	1,540,978
GS Mortgage Securities Trust 5.622%, 11/10/39	1,319,694	427,015
JPMorgan Chase Commercial Mortgage Securities Trust 6.715%, 02/15/51 (b)	93,174	85,553
MHC Trust 2.023%, 1M LIBOR + 1.950%, 05/15/23 (144A) (b)	5,620,000	5,626,746
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (144A) (b)	21,883	10,553
5.450%, 08/12/48 (b)	191,261	92,234
6.193%, 09/12/49 (b)	75,327	74,008
6.222%, 09/12/49 (b)	104,100	102,267
Morgan Stanley Capital Trust 5.399%, 12/15/43	238,784	158,538
Multifamily Trust 9.170%, 04/25/46 (144A) (b)	4,108,197	4,675,128
UBS-Barclays Commercial Mortgage Trust
5.000%, 05/10/63 (144A) (b)	3,289,989	87,227
Waikiki Beach Hotel Trust 2.103%, 1M LIBOR + 2.030%, 12/15/33 (144A) (b)	1,860,000	1,847,100
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	698,178	710,112

		99,530,413

Total Mortgage-Backed Securities (Cost $256,771,961)		268,507,430

Asset-Backed Securities—7.8%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.710%, 08/20/27 (144A)	7,750,000	7,729,924

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust
0.832%, 1M LIBOR + 0.740%, 01/25/34 (b)	8,770	8,349
Structured Asset Securities Corp. Mortgage Loan Trust 0.312%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,568,716	92,767
WaMu Asset-Backed Certificates Trust 0.262%, 1M LIBOR + 0.170%, 07/25/47 (b)	7,814,944	6,565,987

		6,667,103

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust
2.238%, 10/15/37 (b)	608,116	588,884
2.757%, 04/15/37 (b)	648,011	622,808
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	2,039,690	2,002,306

		3,213,998

Asset-Backed - Other—6.5%
522 Funding CLO I, Ltd. 7.524%, 3M LIBOR + 7.340%, 01/15/33 (144A) (b)	850,000	847,838
American Money Management Corp. CLO, Ltd. 6.000%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	6,245,373
Apidos CLO 6.938%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,740,000	5,727,010
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/07/49 (144A)	2,977,500	3,051,729
Avery Point CLO, Ltd. 3.126%, 3M LIBOR + 2.950%, 08/05/27 (144A) (b)	1,540,000	1,537,667
Barings CLO, Ltd. 5.904%, 3M LIBOR + 5.680%, 01/20/32 (144A) (b)	5,740,000	5,624,408
BCC Funding Corp. XVI LLC 3.940%, 07/20/27 (144A)	5,570,000	5,626,002
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,231,875	827,743
Benefit Street Partners CLO IV, Ltd. 3.788%, 3M LIBOR + 3.600%, 01/20/32 (144A) (b)	3,120,000	3,122,044
BlueMountain CLO, Ltd.
1.205%, 3M LIBOR + 1.050%, 11/20/28 (144A) (b)	2,351,700	2,354,031
5.905%, 3M LIBOR + 5.750%, 11/20/28 (144A) (b)	3,350,000	3,313,173
Canyon Capital CLO, Ltd. 6.596%, 3M LIBOR + 6.410%, 04/15/34 (144A) (b)	750,000	741,927
Carlyle Global Market Strategies, Ltd. 1.206%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	9,013,800
Carlyle U.S. CLO, Ltd. 3.888%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	8,500,000	8,359,674
Cathedral Lake VI, Ltd. 7.329%, 3M LIBOR + 7.210%, 04/25/34 (144A) (b)	2,650,000	2,580,546
Catskill Park CLO, Ltd. 6.188%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	7,581,000
Cook Park CLO, Ltd. 5.590%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	731,578
Countrywide Asset-Backed Certificates Trust 1.967%, 1M LIBOR + 1.875%, 06/25/34 (b)	18,261	18,237
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.373%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	77,416	72,910
Cumberland Park CLO, Ltd.
2.888%, 3M LIBOR + 2.700%, 07/20/28 (144A) (b)	1,250,000	1,247,215
5.838%, 3M LIBOR + 5.650%, 07/20/28 (144A) (b)	2,400,000	2,394,818
CVP CLO, Ltd. 2.838%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	4,383,540
Dividend Solar Loans LLC
3.670%, 08/22/39 (144A)	4,446,138	4,713,158
Dryden 75 CLO, Ltd. 6.802%, 3M LIBOR + 6.600%, 04/15/34 (144A) (b)	7,200,000	7,148,153

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden Senior Loan Fund 6.588%, 3M LIBOR + 6.400%, 04/20/34 (144A) (b)	2,790,000	$2,784,822
FNA VI LLC 1.350%, 01/10/32 (144A)	1,520,740	1,519,212
Goldentree Loan Management US CLO 6, Ltd. 5.408%, 3M LIBOR + 5.220%, 01/20/33 (144A) (b)	2,500,000	2,448,673
Golub Capital Partners CLO 53B, Ltd. 6.830%, 3M LIBOR + 6.700%, 07/20/34 (144A) (b)	3,640,000	3,630,492
Greenwood Park CLO, Ltd. 5.134%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	7,047,671
Greywolf CLO IV, Ltd. 3.840%, 3M LIBOR + 3.650%, 04/17/34 (144A) (b)	4,090,000	4,083,808
HalseyPoint CLO, Ltd. 8.388%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	2,770,000	2,568,471
Hildene Community Funding CDO, Ltd. 3.250%, 11/01/35 (144A)	2,220,000	2,197,800
KKR CLO, Ltd. 1.438%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	914,061	914,175
LCM, Ltd. 5.688%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	3,850,000	3,663,129
Long Beach Mortgage Loan Trust 0.613%, 1M LIBOR + 0.520%, 01/21/31 (b)	8,829	8,751
Marathon CLO 14, Ltd. 3.488%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,953,395
Marble Point CLO, Ltd. 7.490%, 3M LIBOR + 7.300%, 10/19/32 (144A) (b)	2,000,000	2,001,944
Midocean Credit CLO VII 4.064%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,979,068
Oaktree CLO, Ltd.
3.984%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	5,179,441
5.388%, 3M LIBOR + 5.200%, 10/20/27 (144A) (b)	5,000,000	4,830,625
Ocean Trails CLO
2.054%, 3M LIBOR + 1.870%, 10/15/29 (144A) (b)	2,480,000	2,483,147
2.454%, 3M LIBOR + 2.270%, 10/15/29 (144A) (b)	2,810,000	2,816,800
3.784%, 3M LIBOR + 3.600%, 07/15/28 (144A) (b)	2,660,000	2,660,077
Saranac CLO III, Ltd. 3.385%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,501	4,480,777
SBA Small Business Investment Cos. 2.845%, 03/10/27	2,590,522	2,727,200
Sculptor CLO XXVI, Ltd. 7.373%, 3M LIBOR + 7.250%, 07/20/34 (144A) (b)	4,370,000	4,358,188
Sound Point CLO, Ltd. 1.276%, 3M LIBOR + 1.100%, 07/26/31 (144A) (b)	3,000,000	2,998,935
Symphony CLO, Ltd.
1.144%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,248,569
5.384%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,813,844
TCI-Symphony CLO, Ltd.
3.188%, 3M LIBOR + 3.000%, 10/13/29 (144A) (b)	1,450,000	1,461,828
5.688%, 3M LIBOR + 5.500%, 10/13/29 (144A) (b)	4,300,000	4,237,753
Thrust Engine Leasing Trust 4.163%, 07/15/40 (144A)	1,600,000	1,599,640
Towd Point Mortgage Trust 3.472%, 06/25/57 (144A) (b)	2,900,000	3,066,178
Treman Park CLO, Ltd. 2.838%, 3M LIBOR + 2.650%, 10/20/28 (144A) (b)	750,000	752,742

Asset-Backed - Other—(Continued)
Venture CLO, Ltd.
1.218%, 3M LIBOR + 1.030%, 04/20/31 (144A) (b)	6,380,000	6,384,715
5.924%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	3,515,812
Voya CLO, Ltd.
6.204%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	3,043,958
7.138%, 3M LIBOR + 6.950%, 04/20/34 (144A) (b)	2,360,000	2,353,980
WhiteHorse, Ltd. 3.834%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	6,062,976
Z Capital Credit Partners CLO, Ltd. 4.350%, 3M LIBOR + 4.200%, 07/15/33 (144A) (b)	4,290,000	4,081,673
Zais CLO 16, Ltd. 5.668%, 3M LIBOR + 5.480%, 10/20/31 (144A) (b)	1,480,000	1,488,292

		201,712,135

Asset-Backed - Student Loan—0.7%
Education Funding LLC 0.526%, 3M LIBOR + 0.350%, 04/25/33 (144A) (b)	4,236,115	3,524,150
National Collegiate Student Loan Trust 0.382%, 1M LIBOR + 0.290%, 01/25/33 (b)	4,345,868	4,126,004
Navient Private Education Refi Loan Trust 2.500%, 09/16/69 (144A)	4,470,000	4,510,107
SMB Private Education Loan Trust
1.590%, 01/15/53 (144A)	4,550,000	4,538,300
3.860%, 01/15/53 (144A)	6,240,000	6,209,254

		22,907,815

Total Asset-Backed Securities (Cost $241,193,554)		242,230,975

U.S. Treasury & Government Agencies—5.1%

Agency Sponsored Mortgage - Backed—4.8%
Connecticut Avenue Securities Trust (CMO) 2.192%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	3,385,073	3,399,057
Fannie Mae 30 Yr. Pool
2.000%, 06/01/51	14,966,001	15,122,074
2.500%, 04/01/51	9,896,525	10,276,606
3.000%, 06/01/51	19,981,586	21,192,758
4.500%, 04/01/48	195,379	211,365
4.500%, 12/01/48	117,488	127,900
4.500%, 04/01/49	87,177	93,906
4.500%, 09/01/49	284,167	307,564
4.500%, 10/01/49	48,967	52,584
7.000%, 05/01/26	399	410
7.000%, 07/01/30	207	213
7.000%, 01/01/31	163	176
7.000%, 07/01/31	1,005	1,099
7.000%, 09/01/31	1,090	1,189
7.000%, 10/01/31	1,106	1,211
7.000%, 11/01/31	14,915	16,155
7.000%, 01/01/32	4,752	4,888
7.500%, 01/01/30	256	301
7.500%, 02/01/30	250	251
7.500%, 06/01/30	43	44
7.500%, 08/01/30	64	65

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.500%, 09/01/30	323	$364
7.500%, 10/01/30	14	15
7.500%, 11/01/30	8,013	8,506
7.500%, 02/01/31	789	792
8.000%, 08/01/27	128	131
8.000%, 07/01/30	322	386
8.000%, 09/01/30	325	339
Fannie Mae Connecticut Avenue Securities (CMO)
2.342%, 1M LIBOR + 2.250%, 07/25/30 (b)	5,530,287	5,606,902
3.642%, 1M LIBOR + 3.550%, 07/25/30 (b)	6,050,000	6,202,208
4.342%, 1M LIBOR + 4.250%, 01/25/31 (b)	3,230,000	3,374,207
Fannie Mae Pool 4.500%, 08/01/58	121,134	135,591
Fannie Mae REMICS (CMO)
0.442%, 1M LIBOR + 0.350%, 05/25/34 (b)	54,437	54,799
4.500%, 06/25/29	77,238	81,297
Freddie Mac 30 Yr. Gold Pool 7.000%, 03/01/39	59,233	69,261
Freddie Mac 30 Yr. Pool 4.500%, 05/01/50	644,889	693,850
Freddie Mac Multifamily Structured Pass-Through Certificates 1.377%, 08/25/42 (b) (k)	70,400,000	949,020
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.018%, SOFR + 3.000%, 12/25/50 (144A) (b)	8,290,000	8,352,213
3.342%, 1M LIBOR + 3.250%, 07/25/29 (b)	11,047,493	11,444,862
3.542%, 1M LIBOR + 3.450%, 10/25/29 (b)	17,780,000	18,575,123
3.792%, 1M LIBOR + 3.700%, 12/25/30 (144A) (b)	4,580,000	4,755,998
3.842%, 1M LIBOR + 3.750%, 08/25/50 (144A) (b)	4,311,050	4,357,476
4.542%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	9,289,244
4.592%, 1M LIBOR + 4.500%, 02/25/24 (b)	1,808,155	1,859,036
5.192%, 1M LIBOR + 5.100%, 06/25/50 (144A) (b)	5,830,000	6,103,923
5.242%, 1M LIBOR + 5.150%, 10/25/29 (b)	8,310,000	8,996,920
Ginnie Mae I 30 Yr. Pool
5.500%, 01/15/34	25,146	29,319
5.500%, 04/15/34	7,642	8,910
5.500%, 07/15/34	40,602	47,291
5.500%, 10/15/34	38,396	43,510
5.750%, 10/15/38	24,888	28,026
6.000%, 02/15/33	801	953
6.000%, 03/15/33	2,537	2,942
6.000%, 06/15/33	1,820	2,137
6.000%, 07/15/33	3,367	3,873
6.000%, 09/15/33	1,240	1,389
6.000%, 10/15/33	2,086	2,423
6.000%, 08/15/34	5,745	6,441
6.500%, 03/15/29	567	631
6.500%, 02/15/32	394	462
6.500%, 03/15/32	431	505
6.500%, 11/15/32	740	872
7.000%, 03/15/31	80	82
Ginnie Mae II 30 Yr. Pool
5.500%, 03/20/34	3,981	4,658
6.000%, 05/20/32	5,373	6,150
6.000%, 11/20/33	6,450	7,552

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
0.058%, 04/16/52 (b) (k)	5,229,121	5,060
0.128%, 03/16/47 (b) (k)	4,633,780	17,696
0.683%, 07/16/58 (b) (k)	2,708,048	123,388
Government National Mortgage Association (CMO)
3.000%, 04/20/41	121,865	124,248
3.000%, 10/20/49	238,944	244,990
Multifamily Connecticut Avenue Securities Trust
3.342%, 1M LIBOR + 3.250%, 10/15/49 (144A) (b)	2,839,450	2,879,036
3.842%, 1M LIBOR + 3.750%, 03/25/50 (144A) (b)	3,930,000	4,092,098

		149,406,921

U.S. Treasury—0.3%
U.S. Treasury Bonds
1.875%, 02/15/51 (a)	6,860,000	6,547,012
2.250%, 05/15/41	330,000	343,355
U.S. Treasury Notes 1.625%, 05/15/31 (a)	1,110,000	1,126,997

		8,017,364

Total U.S. Treasury & Government Agencies (Cost $160,490,916)		157,424,285

Foreign Government—3.6%

Regional Government—0.6%
Provincia de Buenos Aires
6.500%, 02/15/23 (144A) (g)	18,280,000	7,997,683
7.875%, 06/15/27 (144A) (g)	1,800,000	805,518
9.125%, 03/16/24 (144A) (g)	4,040,000	1,797,841
9.950%, 06/09/21 (g)	3,370,000	1,583,934
9.950%, 06/09/21 (144A) (g)	3,530,000	1,659,135
10.875%, 01/26/21 (g)	2,847,236	1,395,174
Provincia de Cordoba 5.000%, 06/01/27 (144A) (d)	5,515,415	3,722,960

		18,962,245

Sovereign—3.0%
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,539,450
Brazilian Government International Bond 6.000%, 04/07/26	2,970,000	3,468,930
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/26 (EUR)	3,430,000	4,188,925
Indonesia Government International Bonds
5.125%, 01/15/45	3,000,000	3,710,189
5.250%, 01/17/42	6,140,000	7,646,452
Indonesia Treasury Bonds
6.500%, 02/15/31 (IDR)	9,599,000,000	656,572
7.000%, 05/15/27 (IDR)	223,092,000,000	16,294,947
8.375%, 09/15/26 (IDR)	66,608,000,000	5,157,664
Ivory Coast Government International Bond 4.875%, 01/30/32 (144A) (EUR)	1,630,000	1,930,647
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	7,230,000	8,060,727

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	$4,829,466
Panama Government International Bond 4.500%, 04/01/56	2,700,000	3,051,648
Peruvian Government International Bond 2.783%, 01/23/31	4,030,000	4,105,603
Qatar Government International Bonds
4.817%, 03/14/49 (144A)	3,800,000	4,887,750
5.103%, 04/23/48 (144A)	2,200,000	2,920,720
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,565,280,000	21,541,464

		93,991,154

Total Foreign Government (Cost $128,978,712)		112,953,399

Convertible Preferred Stocks—1.1%

Banks—0.2%
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	7,577,633

Pipelines—0.9%
MPLX L.P. 8.462% (d) (e) (f)	329,615	11,061,042
Targa Resources Corp. 9.500%	14,730	15,838,457

		26,899,499

Total Convertible Preferred Stocks (Cost $31,777,279)		34,477,132

Convertible Bonds—0.8%

Entertainment—0.1%
DraftKings, Inc. Zero Coupon, 03/15/28 (144A)	3,370,000	3,036,370

Media—0.4%
Liberty Latin America, Ltd.
2.000%, 07/15/24	2,496,000	2,542,382
3.375%, 08/15/26	8,000,000	8,164,000

		10,706,382

Pipelines—0.1%
Cheniere Energy, Inc. 4.250%, 03/15/45	5,943,000	5,005,241

Real Estate Investment Trusts—0.2%
Apollo Commercial Real Estate Finance, Inc.
4.750%, 08/23/22	6,698,000	6,723,452

Real Estate Investment Trusts—(Continued)
Apollo Commercial Real Estate Finance, Inc.
5.375%, 10/15/23	360,000	362,250

		7,085,702

Total Convertible Bonds (Cost $24,905,439)		25,833,695

Preferred Stock—0.1%

Capital Markets—0.1%
B. Riley Financial, Inc. (Cost $1,920,000)	76,800	1,926,144

Common Stocks—0.1%

Auto Components—0.0%
Lear Corp. (l)	399	69,937

Media—0.0%
Cengage Learning, Inc. (l)	10,995	241,890

Oil, Gas & Consumable Fuels—0.1%
Ascent CNR Corp. - Class A (l)	1,399,556	27,991
Berry Corp.	170,615	1,146,533

		1,174,524

Total Common Stocks (Cost $2,222,896)		1,486,351

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $381,614)	385,868	404,365

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (e) (f) (l)	10,611	6,339

Forest Products & Paper—0.0%
Sino-Forest Corp. (e) (f) (l)	1,246,000	0
Sino-Forest Corp. (e) (f) (l)	500,000	0

		0

Total Escrow Shares (Cost $450,137)		6,339

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investment—1.7%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $53,812,189; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $54,888,479.	53,812,189	$53,812,189

Total Short-Term Investments (Cost $53,812,189)		53,812,189

Securities Lending Reinvestments (m)—10.3%

Certificates of Deposit—4.0%
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (b)	10,000,000	10,000,124
0.222%, 3M LIBOR + 0.060%, 08/10/21 (b)	3,000,000	3,000,261
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/08/21 (b)	4,000,000	3,998,828
Barclays Bank plc 0.100%, 09/09/21	15,000,000	14,998,815
China Construction Bank Corp. 0.110%, 07/14/21	3,000,000	2,999,919
Credit Industriel et Commercial
Zero Coupon, 10/12/21	9,995,560	9,995,900
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	8,000,000	7,999,656
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	1,999,131	1,999,680
Zero Coupon, 09/07/21	4,998,339	4,998,650
Mizuho Bank, Ltd. 0.200%, 09/14/21	10,000,000	10,001,260
MUFG Bank Ltd.
Zero Coupon, 09/02/21	4,994,894	4,998,750
0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (b)	3,000,000	2,999,952
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (b)	2,000,000	2,000,008
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (b)	3,000,000	3,000,531
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (b)	10,000,000	9,999,980
0.158%, 3M LIBOR + 0.030%, 09/10/21 (b)	3,000,000	3,000,072
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	3,997,291	3,999,400
Zero Coupon, 08/27/21	4,997,522	4,998,950
Zero Coupon, 09/20/21	4,993,679	4,998,400
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 10/15/21	2,998,679	2,998,740
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (b)	2,000,000	2,000,040
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (b)	5,000,000	4,999,558

		125,986,254

Commercial Paper—0.1%
Antalis S.A. 0.200%, 07/06/21	1,998,978	1,999,952
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (b)	1,000,000	1,000,406

		3,000,358

Repurchase Agreements—3.9%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $20,000,111; collateralized by various Common Stock with an aggregate market value of $22,223,926.	20,000,000	20,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,222,669.	2,000,000	2,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $1,593,500; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $1,625,367.	1,593,497	1,593,497
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $9,003,763; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $9,884,047.	9,000,000	9,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $500,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $510,000.	500,000	500,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,684.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $2,900,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $2,959,192.	2,900,000	2,900,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $30,001,225; collateralized by various Common Stock with an aggregate market value of $33,333,528.	30,000,000	30,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (m)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $400,019; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $444,445.	400,000	$400,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $39,000,195; collateralized by various Common Stock with an aggregate market value of $43,334,236.	39,000,000	39,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $8,900,046; collateralized by various Common Stock with an aggregate market value of $9,889,204.	8,900,000	8,900,000

		122,293,497

Time Deposits—1.3%
ABN AMRO Bank NV 0.080%, 07/01/21	7,000,000	7,000,000
DZ Bank AG 0.040%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	3,800,000	3,800,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (b)	10,000,000	10,000,000
Royal Bank of Canada 0.030%, 07/01/21	10,000,000	10,000,000

		40,800,000

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (n)	10,000,000	10,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (n)	100,000	100,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (n)	20,000,000	20,000,000

		30,100,000

Total Securities Lending Reinvestments (Cost $322,178,899)		322,180,109

Total Purchased Options—0.1% (o) (Cost $5,440,721)		2,987,980
Total Investments—110.6% (Cost $3,352,879,904)		3,448,843,689
Unfunded Loan Commitments—(0.1)% (Cost $(3,022,819))		(3,022,819)
Net Investments—110.5% (Cost $3,349,857,085)		3,445,820,870
Other assets and liabilities (net)—(10.5)%		(328,064,526)

Net Assets—100.0%		$3,117,756,344

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $11,731,968, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $318,360,136 and the collateral received consisted of cash in the amount of $322,165,505 and non-cash collateral with a value of $8,814,667. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.7% of net assets.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Interest only security.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(n)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $1,402,605,124, which is 45.0% of net assets.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blast Motion, Inc., 7.000%, 01/15/24	01/20/21	$4,960,000	$4,961,550	$4,941,252
Countrywide Home Loan Reperforming Loan REMIC Trust, 6.028%, 03/25/35	01/08/15	3,302,327	480,901	506,278
DBUBS Mortgage Trust, 3.750%, 08/10/44	05/19/14	5,180,000	3,004,400	522,662
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	2,600,000	2,522,499	4,041,926
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	932,290	961,424	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	7,467,662	848
Uniquify, Inc., 6.000%, 06/15/24	06/28/21	1,720,000	1,720,000	1,719,002

				$11,731,968

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	34,175,034	CBNA	07/19/21	USD	26,158,801	$(526,975)
AUD	5,490,000	MSCS	07/19/21	USD	4,246,837	(129,249)
AUD	10,390,000	MSCS	07/19/21	USD	7,790,284	2,384
AUD	11,240,000	MSCS	07/19/21	USD	8,614,808	(184,627)
CAD	100,000	CBNA	07/19/21	USD	79,843	827
CAD	10,318,404	CBNA	07/19/21	USD	8,238,510	85,375
CAD	24,900,000	CBNA	07/19/21	USD	19,893,581	193,317
CAD	8,857,962	GSBU	07/19/21	USD	7,183,927	(38,185)
CAD	9,660,000	GSBU	07/19/21	USD	7,789,613	3,136
CAD	16,660,000	GSBU	07/19/21	USD	13,607,465	(167,797)
CAD	6,010,000	MSCS	07/19/21	USD	4,931,832	(83,549)
CAD	8,930,000	MSCS	07/19/21	USD	7,192,732	11,124
CAD	32,665,080	MSCS	07/19/21	USD	26,332,189	18,821
EUR	6,060,000	BNP	07/19/21	USD	7,224,751	(36,551)
EUR	1,569,000	CBNA	07/19/21	USD	1,875,060	(13,956)
EUR	1,960,000	CBNA	07/19/21	USD	2,388,397	(63,501)
EUR	4,800,000	MSCS	07/19/21	USD	5,794,011	(100,387)
EUR	9,070,000	MSCS	07/19/21	USD	10,992,500	(233,922)
GBP	5,120,000	GSBU	07/19/21	USD	7,245,322	(162,459)
GBP	19,563,455	GSBU	07/19/21	USD	27,693,401	(629,872)
GBP	3,420,000	MSCS	07/19/21	USD	4,834,224	(103,093)
IDR	84,209,090,000	MSCS	07/19/21	USD	5,892,868	(93,068)
JPY	3,545,207,312	MSCS	07/19/21	USD	32,260,832	(344,979)
MXN	19,750,000	CBNA	07/19/21	USD	967,221	21,476
MXN	30,000,000	CBNA	07/19/21	USD	1,498,045	3,774
MXN	32,000,000	CBNA	07/19/21	USD	1,600,096	1,845
MXN	37,380,000	CBNA	07/19/21	USD	1,887,021	(15,754)
MXN	335,637,920	CBNA	07/19/21	USD	16,457,599	344,652
MXN	40,000,000	GSBU	07/19/21	USD	1,963,344	39,081
MXN	75,438,990	GSBU	07/19/21	USD	3,735,732	40,793
MXN	91,431,010	GSBU	07/19/21	USD	4,512,220	64,875
MXN	186,640,000	GSBU	07/19/21	USD	9,085,289	258,030
MXN	115,240,000	MSCS	07/19/21	USD	5,643,503	125,486
MXN	140,370,000	MSCS	07/19/21	USD	6,955,930	71,083
MXN	152,470,000	MSCS	07/19/21	USD	7,383,539	249,208
MXN	254,550,000	MSCS	07/19/21	USD	12,570,681	172,257
NOK	12,806,000	MSCS	07/19/21	USD	1,534,953	(47,510)
NOK	26,384,000	MSCS	07/19/21	USD	3,162,962	(98,407)
NOK	28,620,000	MSCS	07/19/21	USD	3,419,851	(95,581)
NOK	28,660,000	MSCS	07/19/21	USD	3,418,961	(90,044)
NOK	30,750,000	MSCS	07/19/21	USD	3,554,390	17,284
NOK	31,050,000	MSCS	07/19/21	USD	3,647,330	(40,811)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
NOK	42,540,000	MSCS	07/19/21	USD	5,104,928	$(163,822)
NOK	47,270,000	MSCS	07/19/21	USD	5,638,746	(148,241)
NOK	101,400,000	MSCS	07/19/21	USD	12,030,629	(252,816)
NOK	138,740,000	MSCS	07/19/21	USD	16,611,092	(496,163)
NOK	171,866,662	MSCS	07/19/21	USD	20,251,533	(288,877)
RUB	2,944,170,000	CBNA	07/19/21	USD	37,659,346	2,504,296
RUB	257,060,000	GSBU	07/19/21	USD	3,535,897	(29,148)
RUB	411,660,000	GSBU	07/19/21	USD	5,623,177	(7,413)
RUB	990,130,000	GSBU	07/19/21	USD	12,638,882	868,228
RUB	1,486,997,861	GSBU	07/19/21	USD	18,969,485	1,315,773

Contracts to Deliver
AUD	13,190,000	MSCS	07/19/21	USD	10,209,772	317,060
BRL	10,806,669	CBNA	07/19/21	USD	1,929,349	(239,375)
CAD	14,240,000	CBNA	07/19/21	USD	11,389,230	(98,217)
CAD	5,620,000	CBNA	07/19/21	USD	4,484,584	(49,085)
CAD	4,850,000	CBNA	07/19/21	USD	3,877,639	(34,869)
CAD	4,740,000	CBNA	07/19/21	USD	3,799,554	(24,217)
CAD	11,480,496	GSBU	07/19/21	USD	9,450,990	189,643
CAD	6,500,000	GSBU	07/19/21	USD	5,240,824	(2,744)
CAD	5,670,000	GSBU	07/19/21	USD	4,569,452	(4,553)
CAD	4,830,000	GSBU	07/19/21	USD	3,897,302	927
CAD	4,678,000	GSBU	07/19/21	USD	3,747,911	(25,845)
CAD	4,655,000	GSBU	07/19/21	USD	3,731,418	(23,783)
CAD	4,180,000	GSBU	07/19/21	USD	3,401,098	29,080
CAD	451,000	GSBU	07/19/21	USD	361,516	(2,307)
CAD	7,200,000	JPMC	07/19/21	USD	5,905,168	96,908
EUR	11,592,254	BNP	07/19/21	USD	13,845,284	94,880
EUR	10,430,000	BNP	07/19/21	USD	12,438,925	67,154
EUR	3,640,000	BNP	07/19/21	USD	4,405,670	88,005
EUR	3,610,000	BNP	07/19/21	USD	4,371,464	89,384
EUR	190,000	BNP	07/19/21	USD	226,596	1,223
EUR	11,050,000	CBNA	07/19/21	USD	13,143,644	36,446
EUR	5,090,000	MSCS	07/19/21	USD	6,188,094	150,480
EUR	4,500,000	MSCS	07/19/21	USD	5,381,447	43,674
GBP	28,492,644	GSBU	07/19/21	USD	39,151,600	(264,316)
GBP	5,130,000	GSBU	07/19/21	USD	7,284,056	187,360
IDR	418,989,154,172	JPMC	07/19/21	USD	28,539,551	(317,826)
INR	2,000	CBNA	07/19/21	USD	27	—
JPY	1,418,550,000	GSBU	07/19/21	USD	13,056,901	286,355
JPY	1,315,730,000	MSCS	07/19/21	USD	12,195,555	350,650
JPY	405,630,000	MSCS	07/19/21	USD	3,741,348	89,649
JPY	405,300,000	MSCS	07/19/21	USD	3,740,884	92,156
MXN	78,170,000	CBNA	07/19/21	USD	3,914,067	826
MXN	60,906,000	CBNA	07/19/21	USD	3,070,710	21,716
MXN	43,500,000	CBNA	07/19/21	USD	2,128,732	(48,906)
MXN	38,000,000	CBNA	07/19/21	USD	1,870,677	(31,627)
MXN	32,525,000	CBNA	07/19/21	USD	1,589,376	(38,846)
MXN	171,536,640	GSBU	07/19/21	USD	8,498,602	(88,633)
MXN	94,450,000	GSBU	07/19/21	USD	4,648,382	(79,847)
MXN	77,980,000	GSBU	07/19/21	USD	3,849,276	(54,453)
MXN	77,870,000	GSBU	07/19/21	USD	3,923,295	25,073
MXN	74,080,000	GSBU	07/19/21	USD	3,691,046	(17,447)
MXN	62,520,000	GSBU	07/19/21	USD	3,083,058	(46,733)
MXN	303,540,061	MSCS	07/19/21	USD	15,141,798	(53,613)
MXN	56,120,000	MSCS	07/19/21	USD	2,836,474	27,070

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
NOK	71,040,000	MSCS	07/19/21	USD	8,593,287	$341,849
NOK	32,200,000	MSCS	07/19/21	USD	3,822,889	82,795
NOK	30,820,000	MSCS	07/19/21	USD	3,672,772	92,968
NOK	30,490,000	MSCS	07/19/21	USD	3,677,054	135,580
NOK	28,370,000	MSCS	07/19/21	USD	3,434,094	138,862
NOK	15,140,000	MSCS	07/19/21	USD	1,830,046	71,505
NZD	3,070,000	MSCS	07/19/21	USD	2,158,410	12,543
RUB	1,078,540,000	CBNA	07/19/21	USD	14,210,294	(502,883)
RUB	993,170,000	CBNA	07/19/21	USD	13,288,777	(259,803)
RUB	441,410,000	CBNA	07/19/21	USD	5,886,566	(135,041)
RUB	284,500,000	CBNA	07/19/21	USD	3,808,440	(72,639)
RUB	228,300,000	CBNA	07/19/21	USD	3,035,541	(78,871)
RUB	115,240,000	CBNA	07/19/21	USD	1,530,940	(41,135)
RUB	541,570,000	GSBU	07/19/21	USD	7,304,319	(83,645)
RUB	324,410,000	GSBU	07/19/21	USD	4,375,263	(50,258)
RUB	290,700,000	GSBU	07/19/21	USD	3,961,996	(3,662)
RUB	278,940,000	GSBU	07/19/21	USD	3,846,231	41,001
RUB	251,120,000	GSBU	07/19/21	USD	3,483,424	57,707
RUB	130,240,000	GSBU	07/19/21	USD	1,747,517	(29,185)
RUB	115,240,000	GSBU	07/19/21	USD	1,530,923	(41,153)
RUB	77,380,000	GSBU	07/19/21	USD	1,043,476	(12,123)
RUB	19,370,000	GSBU	07/19/21	USD	261,191	(3,050)
RUB	242,957,988	JPMC	07/19/21	USD	3,265,104	(49,270)
SAR	119,470,000	JPMC	07/15/21	USD	31,848,900	(2,993)
ZAR	198,594	CBNA	07/19/21	USD	13,491	(387)

Net Unrealized Appreciation						$2,073,557

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	12/18/23	2,875	USD	710,664,063	$31,650
Australian 10 Year Treasury Bond Futures	09/15/21	199	AUD	28,096,609	51,883
U.S. Treasury Note 10 Year Futures	09/21/21	197	USD	26,102,500	134,425
U.S. Treasury Note 2 Year Futures	09/30/21	2,883	USD	635,183,460	(996,019)
U.S. Treasury Note 5 Year Futures	09/30/21	489	USD	60,357,117	(81,107)
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	97	USD	14,278,703	281,738
U.S. Treasury Ultra Long Bond Futures	09/21/21	1,583	USD	305,024,313	13,975,069

Futures Contracts—Short
90 Day Euro Dollar Futures	12/13/21	(305)	USD	(76,093,688)	(21,903)
Euro-Bund Futures	09/08/21	(427)	EUR	(73,704,470)	(774,630)
Euro-Buxl 30 Year Bond Futures	09/08/21	(27)	EUR	(5,487,480)	(164,051)
U.S. Treasury Long Bond Futures	09/21/21	(301)	USD	(48,385,750)	(1,015,253)

Net Unrealized Appreciation					$11,421,802

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Purchased Options

Credit Default Swaptions	Strike Price	Counterparty	Reference Obligation	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5 Year CDS	$109.50	MSCS	CDX.NA.HY.S36.V1	Sell	08/18/21	31,130,000	USD	31,130,000	$124,520	$189,761	$65,241
Put - OTC - 5 Year CDS	109.00	BNP	CDX.NA.HY.S36.V1	Buy	08/18/21	31,024,000	USD	31,024,000	542,920	154,749	(388,171)
Put - OTC - 5 Year CDS	108.00	BNP	CDX.NA.HY.S36.V1	Buy	09/15/21	62,000,000	USD	62,000,000	585,900	366,471	(219,429)

Totals									$1,253,340	$710,981	$(542,359)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/ JPY Put	JPY	115.200	MSCS	11/10/21	24,218,000	USD	24,218,000	$56,137	$67,326	$11,189

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	3,800.000	07/16/21	514	USD	25,700	$1,192,917	$52,685	$(1,140,232)
Put - S&P 500 Index E-Mini Futures	USD	3,850.000	09/17/21	483	USD	24,150	1,552,652	790,913	(761,739)
Put - S&P 500 Index E-Mini Futures	USD	4,000.000	09/17/21	318	USD	15,900	783,743	763,200	(20,543)
Put - S&P 500 Index E-Mini Futures	USD	3,900.000	09/17/21	325	USD	16,250	601,932	602,875	943

Totals							$4,131,244	$2,209,673	$(1,921,571)

Written Options

Credit Default Swaptions	Strike Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Yr. CDS	$105.00	BNP	CDX.NA.HY.S36.V1	Sell	09/15/21	(62,000,000)	USD	(62,000,000)	$(297,600)	$(170,588)	$127,012
Put - OTC - 5 Yr. CDS	106.50	BNP	CDX.NA.HY.S36.V1	Sell	08/18/21	(62,048,000)	USD	(62,048,000)	(611,173)	(117,152)	494,021
Call - OTC - 5 Yr. CDS	110.00	MSCS	CDX.NA.HY.S36.V1	Buy	08/18/21	(62,260,000)	USD	(62,260,000)	(118,294)	(196,903)	(78,609)

Totals									$(1,027,067)	$(484,643)	$542,424

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	3,500.000	07/16/21	(514)	USD	(25,700)	$(573,958)	$(23,130)	$550,828
Put - S&P 500 Index E-Mini Futures	USD	3,800.000	09/17/21	(318)	USD	(15,900)	(472,357)	(457,125)	15,232
Put - S&P 500 Index E-Mini Futures	USD	3,600.000	09/17/21	(808)	USD	(40,400)	(1,216,516)	(717,100)	499,416

Totals							$(2,262,831)	$(1,197,355)	$1,065,476

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	Maturity	6.870%	Maturity	01/04/27	JPMC	BRL	137,560,000	$(154,879)	$—	$(154,879)
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	42,156,000	12,276	20,657	(8,381)
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	39,600,000	11,531	16,782	(5,251)
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	33,300,000	9,697	—	9,697
Pay	1-Day CDI	Maturity	7.044%	Maturity	01/04/27	JPMC	BRL	27,400,000	13,022	—	13,022

Totals									$(108,353)	$37,439	$(145,792)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$2,114,018	$486,008	$1,628,010
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	2,069,604	385,911	1,683,693
Pay	3M LIBOR	Semi-annually	1.100%	Semi-annually	12/18/25	USD	166,857,000	(776,676)	—	(776,676)
Receive	3M LIBOR	Quarterly	1.600%	Quarterly	02/15/47	USD	7,509,000	283,316	43,420	239,896
Receive	SOFR	Annually	0.560%	Annually	07/20/45	USD	62,940,000	12,159,925	159,034	12,000,891
Receive	SOFR	Annually	0.740%	Annually	08/19/45	USD	8,460,000	1,323,909	—	1,323,909

Totals								$17,174,096	$1,074,373	$16,099,723

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.36.V1	(5.000%)	Quarterly	06/20/26	2.735%	USD	34,868,000	$(3,557,562)	$(2,818,875)	$(738,687)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.321%	EUR	11,300,000	$(321,204)	$(183,201)	$(138,003)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Volkswagen International Finance NV 0.500%, due 03/30/21	1.000%	Quarterly	12/20/24	MSCS	0.423%	EUR	11,300,000	$272,382	$96,024	$176,358

Securities in the amount of $2,420,493 have been received at the custodian bank as collateral for forward foreign currency exchange contracts and OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$9,908,170	$—	$9,908,170
Aerospace/Defense	—	32,761,188	—	32,761,188
Agriculture	—	1,807,864	—	1,807,864
Airlines	—	36,717,520	—	36,717,520
Auto Manufacturers	—	38,892,299	—	38,892,299
Banks	—	134,118,699	—	134,118,699
Beverages	—	8,724,940	—	8,724,940
Biotechnology	—	5,799,070	—	5,799,070
Building Materials	—	9,344,383	—	9,344,383
Chemicals	—	3,399,118	—	3,399,118
Commercial Services	—	102,007,130	—	102,007,130
Computers	—	7,445,625	—	7,445,625
Distribution/Wholesale	—	26,707,338	—	26,707,338
Diversified Financial Services	—	50,626,068	—	50,626,068
Electric	—	41,696,085	—	41,696,085
Electronics	—	5,125,969	—	5,125,969
Energy-Alternate Sources	—	1,017,427	—	1,017,427

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Engineering & Construction	$—	$4,247,100	$—	$4,247,100
Entertainment	—	30,324,558	—	30,324,558
Environmental Control	—	10,185,882	—	10,185,882
Food	—	12,992,981	—	12,992,981
Forest Products & Paper	—	9,886,850	—	9,886,850
Healthcare-Services	—	56,557,979	—	56,557,979
Home Builders	—	2,828,696	—	2,828,696
Insurance	—	25,824,599	—	25,824,599
Internet	—	23,400,235	—	23,400,235
Investment Companies	—	—	6,987,063	6,987,063
Iron/Steel	—	7,849,289	—	7,849,289
Leisure Time	—	57,509,894	—	57,509,894
Lodging	—	23,400,748	—	23,400,748
Machinery-Diversified	—	8,618,950	—	8,618,950
Media	—	68,244,452	—	68,244,452
Metal Fabricate/Hardware	—	6,019,269	—	6,019,269
Mining	—	74,762,061	0	74,762,061
Miscellaneous Manufacturing	—	2,761,720	—	2,761,720
Office/Business Equipment	—	1,631,252	—	1,631,252
Oil & Gas	—	141,040,598	—	141,040,598
Packaging & Containers	—	18,585,728	—	18,585,728
Pharmaceuticals	—	66,757,275	—	66,757,275
Pipelines	—	105,645,964	—	105,645,964
Real Estate	—	14,007,206	—	14,007,206
Real Estate Investment Trusts	—	47,265,807	—	47,265,807
Retail	—	53,548,696	—	53,548,696
Semiconductors	—	8,167,905	—	8,167,905
Software	—	24,616,766	4,941,252	29,558,018
Telecommunications	—	65,221,336	—	65,221,336
Transportation	—	9,919,695	—	9,919,695
Total Corporate Bonds & Notes	—	1,497,922,384	11,928,315	1,509,850,699
Total Floating Rate Loans (Less Unfunded Loan Commitments of $3,022,819)*	—	711,739,778	—	711,739,778
Total Mortgage-Backed Securities*	—	268,507,430	—	268,507,430
Total Asset-Backed Securities*	—	242,230,975	—	242,230,975
Total U.S. Treasury & Government Agencies*	—	157,424,285	—	157,424,285
Total Foreign Government*	—	112,953,399	—	112,953,399
Convertible Preferred Stocks
Banks	7,577,633	—	—	7,577,633
Pipelines	—	15,838,457	11,061,042	26,899,499
Total Convertible Preferred Stocks	7,577,633	15,838,457	11,061,042	34,477,132
Total Convertible Bonds*	—	25,833,695	—	25,833,695
Total Preferred Stock*	1,926,144	—	—	1,926,144
Common Stocks
Auto Components	69,937	—	—	69,937
Media	—	241,890	—	241,890
Oil, Gas & Consumable Fuels	1,146,533	27,991	—	1,174,524
Total Common Stocks	1,216,470	269,881	—	1,486,351
Total Municipals*	—	404,365	—	404,365
Total Escrow Shares*	—	—	6,339	6,339
Total Short-Term Investment*	—	53,812,189	—	53,812,189
Securities Lending Reinvestments
Certificates of Deposit	—	125,986,254	—	125,986,254
Commercial Paper	—	3,000,358	—	3,000,358
Repurchase Agreements	—	122,293,497	—	122,293,497
Time Deposits	—	40,800,000	—	40,800,000
Mutual Funds	30,100,000	—	—	30,100,000
Total Securities Lending Reinvestments	30,100,000	292,080,109	—	322,180,109

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Purchased Options
Credit Default Swaptions at Value	$—	$710,981	$—	$710,981
Foreign Currency Options at Value	—	67,326	—	67,326
Options on Exchange-Traded Futures Contracts at Value	2,209,673	—	—	2,209,673
Total Purchased Options	2,209,673	778,307	—	2,987,980
Total Net Investments	$43,029,920	$3,379,795,254	$22,995,696	$3,445,820,870

Collateral for Securities Loaned (Liability)	$—	$(322,165,505)	$—	$(322,165,505)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$9,673,654	$—	$9,673,654
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,600,097)	—	(7,600,097)
Total Forward Contracts	$—	$2,073,557	$—	$2,073,557
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,474,765	$—	$—	$14,474,765
Futures Contracts (Unrealized Depreciation)	(3,052,963)	—	—	(3,052,963)
Total Futures Contracts	$11,421,802	$—	$—	$11,421,802
Written Options
Credit Default Swaptions at Value	$—	$(484,643)	$—	$(484,643)
Options on Exchange-Traded Futures Contracts at Value	(1,197,355)	—	—	(1,197,355)
Total Written Options	$(1,197,355)	$(484,643)	$—	$(1,681,998)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$16,876,399	$—	$16,876,399
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,515,363)	—	(1,515,363)
Total Centrally Cleared Swap Contracts	$—	$15,361,036	$—	$15,361,036
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$318,908	$—	$318,908
OTC Swap Contracts at Value (Liabilities)	—	(476,083)	—	(476,083)
Total OTC Swap Contracts	$—	$(157,175)	$—	$(157,175)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months end June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b) (c)	$3,445,820,870
Cash	8,359,259
Cash denominated in foreign currencies (d)	20,033,125
Cash collateral (e)	24,356,801
OTC swap contracts at market value (f)	318,908
Unrealized appreciation on forward foreign currency exchange contracts	9,673,654
Receivable for:
Investments sold	46,435,067
Premiums on written options	287,755
Fund shares sold	851,586
Dividends and interest	29,623,590
Variation margin on futures contracts	2,008,806
Other assets	4,287

Total Assets	3,587,773,708
Liabilities
Written options at value (g)	1,681,998
OTC swap contracts at market value (h)	476,083
Unrealized depreciation on forward foreign currency exchange contracts	7,600,097
Cash collateral on OTC swaps and forward foreign currency exchange contracts	1,240,000
Collateral for securities loaned	322,165,505
Payables for:
Investments purchased	132,214,735
Fund shares redeemed	1,523,517
Foreign taxes	152,614
Variation margin on centrally cleared swap contracts	32,806
Premium on purchased options	601,932
Accrued Expenses:
Management fees	1,303,454
Distribution and service fees	211,611
Deferred trustees’ fees	314,494
Other expenses	498,518

Total Liabilities	470,017,364

Net Assets	$3,117,756,344

Net Assets Consist of:
Paid in surplus	$3,066,906,230
Distributable earnings (Accumulated losses) (i)	50,850,114

Net Assets	$3,117,756,344

Net Assets
Class A	$1,999,805,041
Class B	908,223,365
Class E	209,727,938
Capital Shares Outstanding*
Class A	147,490,483
Class B	67,573,804
Class E	15,549,134
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.56
Class B	13.44
Class E	13.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,349,857,085.
(b)	Includes securities loaned at value of $318,360,136.
(c)	Investments at value is net of unfunded loan commitments of $3,022,819.
(d)	Identified cost of cash denominated in foreign currencies was $19,982,622.
(e)	Includes collateral of $13,089,975 for futures contracts, $540,000 for OTC swap contracts and $10,726,826 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $133,463.
(g)	Premiums received on written options were $3,289,898.
(h)	Net premium received on OTC swap contracts was $183,201.
(i)	Includes foreign capital gains tax of $152,614.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$435,740
Interest (a)	77,612,273
Securities lending income	241,646

Total investment income	78,289,659
Expenses
Management fees	8,626,923
Administration fees	59,290
Custodian and accounting fees	201,950
Distribution and service fees—Class B	1,101,093
Distribution and service fees—Class E	158,561
Audit and tax services	50,894
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	69,879
Insurance	10,714
Miscellaneous	12,690

Total expenses	10,343,394
Less management fee waiver	(845,054)

Net expenses	9,498,340

Net Investment Income	68,791,319

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	41,846,276
Purchased options	(14,476,055)
Futures contracts	(40,200,845)
Written options	7,503,816
Swap contracts	3,651,083
Foreign currency transactions	1,189,283
Forward foreign currency transactions	7,197,441

Net realized gain (loss)	6,710,999

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(20,315,083)
Purchased options	(920,211)
Futures contracts	8,936,431
Written options	1,672,576
Swap contracts	(15,068,347)
Foreign currency transactions	(678,537)
Forward foreign currency transactions	(2,014,317)

Net change in unrealized appreciation (depreciation)	(28,387,488)

Net realized and unrealized gain (loss)	(21,676,489)

Net Increase (Decrease) in Net Assets From Operations	$47,114,830

(a)	Net of foreign withholding taxes of $212,977.
(b)	Net of foreign capital gains tax of $123,493.
(c)	Includes change in foreign capital gains tax of $231,042.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$68,791,319	$148,555,238
Net realized gain (loss)	6,710,999	(46,251,111)
Net change in unrealized appreciation (depreciation)	(28,387,488)	84,843,536

Increase (decrease) in net assets from operations	47,114,830	187,147,663

From Distributions to Shareholders
Class A	(74,199,667)	(112,485,248)
Class B	(31,962,727)	(46,755,602)
Class E	(7,626,976)	(12,070,086)

Total distributions	(113,789,370)	(171,310,936)

Increase (decrease) in net assets from capital share transactions	118,084,943	(33,604,265)

Total increase (decrease) in net assets	51,410,403	(17,767,538)

Net Assets
Beginning of period	3,066,345,941	3,084,113,479

End of period	$3,117,756,344	$3,066,345,941

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	4,061,820	$56,125,970	3,031,693	$40,088,952
Reinvestments	5,504,426	74,199,667	8,906,195	112,485,248
Redemptions	(4,262,537)	(58,754,049)	(15,127,747)	(199,563,774)

Net increase (decrease)	5,303,709	$71,571,588	(3,189,859)	$(46,989,574)

Class B
Sales	4,645,129	$63,438,165	6,382,459	$83,908,310
Reinvestments	2,390,630	31,962,727	3,731,493	46,755,602
Redemptions	(3,516,402)	(48,013,785)	(8,307,317)	(107,551,658)

Net increase (decrease)	3,519,357	$47,387,107	1,806,635	$23,112,254

Class E
Sales	1,496,636	$20,538,619	821,778	$10,860,288
Reinvestments	568,753	7,626,976	960,230	12,070,086
Redemptions	(2,120,531)	(29,039,347)	(2,503,835)	(32,657,319)

Net increase (decrease)	(55,142)	$(873,752)	(721,827)	$(9,726,945)

Increase (decrease) derived from capital shares transactions		$118,084,943		$(33,604,265)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.87		$13.81	$12.68	$13.93	$13.40	$12.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31		0.68	0.71	0.71	0.67	0.62	(b)
Net realized and unrealized gain (loss)	(0.10)		0.20	1.09	(1.23)	0.41	0.45

Total income (loss) from investment operations	0.21		0.88	1.80	(0.52)	1.08	1.07

Less Distributions
Distributions from net investment income	(0.52)		(0.82)	(0.67)	(0.73)	(0.55)	(0.20)

Total distributions	(0.52)		(0.82)	(0.67)	(0.73)	(0.55)	(0.20)

Net Asset Value, End of Period	$13.56		$13.87	$13.81	$12.68	$13.93	$13.40

Total Return (%) (c)	1.54	(d)	6.92	14.49	(3.80)	8.23	8.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)	0.60	0.60	0.60	0.59	0.60
Net ratio of expenses to average net assets (%) (f)	0.54	(e)	0.55	0.54	0.54	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	4.60	(e)	5.17	5.32	5.33	4.88	4.74	(b)
Portfolio turnover rate (%)	43	(d)	66 (g)	58 (g)	90 (g)	139 (g)	86	(g)
Net assets, end of period (in millions)	$1,999.8		$1,971.5	$2,007.9	$2,006.8	$2,305.0	$2,239.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.73		$13.69	$12.57	$13.81	$13.29	$12.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29		0.64	0.67	0.67	0.63	0.58	(b)
Net realized and unrealized gain (loss)	(0.09)		0.18	1.08	(1.22)	0.41	0.45

Total income (loss) from investment operations	0.20		0.82	1.75	(0.55)	1.04	1.03

Less Distributions
Distributions from net investment income	(0.49)		(0.78)	(0.63)	(0.69)	(0.52)	(0.20)

Total distributions	(0.49)		(0.78)	(0.63)	(0.69)	(0.52)	(0.20)

Net Asset Value, End of Period	$13.44		$13.73	$13.69	$12.57	$13.81	$13.29

Total Return (%) (c)	1.40	(d)	6.61	14.23	(4.02)	7.93	8.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (f)	0.79	(e)	0.80	0.79	0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	4.35	(e)	4.92	5.07	5.08	4.63	4.43	(b)
Portfolio turnover rate (%)	43	(d)	66 (g)	58 (g)	90 (g)	139 (g)	86	(g)
Net assets, end of period (in millions)	$908.2		$879.8	$852.0	$802.6	$919.1	$911.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.79		$13.73	$12.61	$13.85	$13.33	$12.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30		0.66	0.69	0.68	0.65	0.59	(b)
Net realized and unrealized gain (loss)	(0.10)		0.19	1.08	(1.21)	0.40	0.46

Total income (loss) from investment operations	0.20		0.85	1.77	(0.53)	1.05	1.05

Less Distributions
Distributions from net investment income	(0.50)		(0.79)	(0.65)	(0.71)	(0.53)	(0.20)

Total distributions	(0.50)		(0.79)	(0.65)	(0.71)	(0.53)	(0.20)

Net Asset Value, End of Period	$13.49		$13.79	$13.73	$12.61	$13.85	$13.33

Total Return (%) (c)	1.48	(d)	6.77	14.30	(3.92)	7.98	8.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(e)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.70	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	4.45	(e)	5.03	5.17	5.18	4.73	4.52	(b)
Portfolio turnover rate (%)	43	(d)	66 (g)	58 (g)	90 (g)	139 (g)	86	(g)
Net assets, end of period (in millions)	$209.7		$215.1	$224.2	$228.0	$269.8	$289.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 63%, 52%, 56%, 79%, and 71% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2021, the Portfolio had open unfunded loan commitments of $3,022,819. At June 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

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Notes to Financial Statements—June 30, 2021—(Continued)

foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $53,812,189. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $122,293,497. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities

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and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(311,828,484)	$—	$—	$—	$(311,828,484)
Foreign Government	(2,502,630)	—	—	—	(2,502,630)
U.S. Treasury & Government Agencies	(7,834,391)	—	—	—	(7,834,391)
Total Borrowings	$(322,165,505)	$—	$—	$—	$(322,165,505)
Gross amount of recognized liabilities for securities lending transactions					$(322,165,505)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include

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the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$46,526	OTC swap contracts at market value	$154,879
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	16,876,399	Unrealized depreciation on centrally cleared swap contracts (a) (b)	776,676
	Unrealized appreciation on futures contracts (a) (c)	14,474,765	Unrealized depreciation on futures contracts (a) (c)	3,052,963

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	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	Investments at market value (d)	$710,981
	OTC swap contracts at market value	272,382	OTC swap contracts at market value	$321,204
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	738,687
			Written options at value	484,643
Equity	Investments at market value (a) (d)	2,209,673
			Written options at value (a)	1,197,355
Foreign Exchange	Investments at market value (d)	67,326
	Unrealized appreciation on forward foreign currency exchange contracts	9,673,654	Unrealized depreciation on forward foreign currency exchange contracts	7,600,097

Total		$44,331,706		$14,326,504

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$861,866	$(324,291)	$(209,282)	$328,293
Citibank N.A.	3,214,550	(2,276,087)	—	938,463
Citigroup Global Markets, Inc.	33,504	—	(33,504)	—
Goldman Sachs Bank USA	3,407,062	(1,868,611)	(1,538,451)	—
JPMorgan Chase Bank N.A.	109,930	(109,930)	—	—
Morgan Stanley Capital Services LLC	3,143,957	(3,143,957)	—	—

	$10,770,869	$(7,722,876)	$(1,781,237)	$1,266,756

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$324,291	$(324,291)	$—	$—
Citibank N.A.	2,276,087	(2,276,087)	—	—
Goldman Sachs Bank USA	1,868,611	(1,868,611)	—	—
JPMorgan Chase Bank N.A.	524,968	(109,930)	(415,038)	—
Morgan Stanley Capital Services LLC	3,566,866	(3,143,957)	(60,000)	362,909

	$8,560,823	$(7,722,876)	$(475,038)	$362,909

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(4,062,231)	$—	$(7,083,350)	$(3,330,474)	$(14,476,055)
Forward foreign currency transactions . . . . .	—	—	—	7,197,441	7,197,441
Swap contracts . . . . . . . . . . . . . . . .	4,824,704	(1,173,621)	—	—	3,651,083
Futures contracts . . . . . . . . . . . . . . .	(40,200,845)	—	—	—	(40,200,845)
Written options . . . . . . . . . . . . . . . .	2,472,692	—	2,203,975	2,827,149	7,503,816

	$(36,965,680)	$(1,173,621)	$(4,879,375)	$6,694,116	$(36,324,560)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$37,844	$(542,359)	$(90,599)	$(325,097)	$(920,211)
Forward foreign currency transactions . . . . .	—	—	—	(2,014,317)	(2,014,317)
Swap contracts . . . . . . . . . . . . . . . .	(14,776,091)	(292,256)	—	—	(15,068,347)
Futures contracts . . . . . . . . . . . . . . .	8,936,431	—	—	—	8,936,431
Written options . . . . . . . . . . . . . . . .	(127,765)	542,424	539,792	718,125	1,672,576

	$(5,929,581)	$(292,191)	$449,193	$(1,621,289)	$(7,393,868)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$185,860,557
Forward foreign currency transactions . .	661,670,580
Futures contracts long . . . . . . . . . . . . .	1,592,129,250
Futures contracts short . . . . . . . . . . . . .	(333,166,092)
Swap contracts . . . . . . . . . . . . . . . . . .	524,634,832
Written options . . . . . . . . . . . . . . . . .	(229,589,011)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$120,097,432	$1,270,527,822	$77,676,990	$1,225,957,762

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$8,626,923	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$3,348,192,970

Gross unrealized appreciation	207,533,455
Gross unrealized depreciation	(84,864,343)

Net unrealized appreciation (depreciation)	$122,669,112

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$171,310,936	$148,939,854	$—	$—	$171,310,936	$148,939,854

BHFTII-48

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$113,393,859	$—	$137,748,596	$(133,308,412)	$117,834,043

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $49,067,263 and accumulated long-term capital losses of $84,241,149.

During the year ended December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $8,849,944.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-49

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-50

Brighthouse Funds Trust I

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned -0.84%, -0.91%, and -0.84%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index¹, returned -1.12%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2021 continued to be dominated by the COVID-19 pandemic and the response by global policymakers as they navigated through signs of economic reopening and an uneven recovery. During the first quarter, optimism over the global outlook rose against a backdrop of slowing COVID-19 case counts, increased vaccination efforts and the anticipation of the eventual reopening of economies. The U.S. experienced significant declines in new COVID-19 cases from the peak December and January numbers and restrictions were eased or lifted in certain regions. However, another outbreak in Europe from virus variants caused many countries to institute new lockdowns and concerns mounted that this surge in Europe could spread to the U.S.

The first quarter began with a Senate runoff election in Georgia, which resulted in Democrats winning both seats, effecting unified Democratic control of the U.S. federal government. With this outcome, markets immediately priced in an increased likelihood for greater fiscal spending in the form of COVID-19 stimulus and other domestic programs. The $1.9 trillion COVID-19 relief bill made its way through Congress via the budget reconciliation process and was signed by President Biden in mid-March.

The Federal Reserve (the “Fed”) updated its economic forecasts during its March meeting, increasing its growth and inflation forecasts for 2021. However, the majority of the Federal Open Market Committee (the “FOMC”) members did not change their forecasts for interest rates in 2023.

During the second quarter of 2021, U.S. economic data surprised in both directions with the employment data coming in surprisingly weak while inflation data has been surprisingly strong. The discussion at the FOMC meeting in June centered on whether disappointing jobs or higher inflation was the more consequential development. Changes in the FOMC communications generally took on a more hawkish tone. The median FOMC member pulled forward their forecast for the first rate hike, so that now the median participant expects two hikes in 2023 (compared to March when the median FOMC member forecast the first rate hike to be in 2024). While forecasted rate hikes were pulled forward, the taper (the reduction of the rate at which the Fed accumulates new assets on its balance sheet under a policy of quantitative easing) timeline was not moved up.

Markets anticipated that the combination of economic reopening, supportive monetary policy and additional fiscal stimulus would lead to strong near-term growth and potential inflationary pressures that could result in central banks raising rates earlier than previously anticipated. In addition to this strong growth backdrop, an increased supply of government borrowing to fund the additional stimulus sent U.S. Treasury (“UST”) yields meaningfully higher over the first quarter of 2021. After rising during the first quarter, UST yields were lower over the second quarter as some of the exuberance around persistently strong growth and inflation waned, but still higher over the first half of 2021. Spreads for corporate credit and structured products generally tightened during the first half of 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, for the six-month period ended June 30, 2021.

Over the six-month period, the most significant positive contributor to the Portfolio’s performance was its interest rate positioning, especially duration. The Portfolio’s duration was tactically managed relative to the benchmark, beginning the period with a short duration stance relative to the benchmark Index. The Portfolio’s duration was gradually raised to a neutral stance towards the end of the first quarter as yields rose and then gradually trimmed to a modest short, as yields fell by the end of the period.

The second largest contributor to performance was the Portfolio’s exposure to Agency Debentures. The Portfolio’s allocation to Agency Debentures benefitted from agency spread tightening despite the rise in UST yields during the first quarter. The third largest contributor to performance was the Portfolio’s exposure to Treasury Inflation-Protected Securities (“TIPS”). The Portfolio began the period with a modest exposure to TIPS, which benefitted as breakeven rates (the difference between the yields on nominal bonds and TIPS of the same maturity) rose during the first quarter. During the period, the Portfolio gradually trimmed its TIPS allocation, capturing value, ending the period with a small allocation to TIPS.

In terms of detractors, the Portfolio’s Agency Mortgage-Backed Securities (“MBS”) exposure was the main detractor to performance as they underperformed similar USTs over the period, especially during the second quarter. The Portfolio trimmed its exposure to Agency MBS during the second quarter as spreads had become tight and may widen as the Fed approaches tapering. A recalibration of prepayment models contributed to the sharp underperformance.

BHFTII-1

Brighthouse Funds Trust I

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

In terms of positioning, as of June 30, 2021, the Portfolio was underweight UST securities relative to the benchmark, while overweight Agency Debentures and Agency MBS. At period-end, the Portfolio held small out-of-benchmark exposures in Emerging Market Debt, structured products (including Non-Agency Residential MBS and collateralized MBS) and TIPS.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-0.84	0.49	2.27	2.38
Class B	-0.91	0.25	2.00	2.12
Class E	-0.84	0.42	2.11	2.22
Bloomberg Barclays U.S. Intermediate Government Bond Index	-1.12	-1.14	1.94	2.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	88.4
Foreign Government	8.4
Corporate Bonds & Notes	3.4
Mortgage-Backed Securities	2.0
Asset-Backed Securities	0.3

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.48%	$1,000.00	$991.60	$2.37
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$990.90	$3.60
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$991.60	$3.11
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—88.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.0%
Fannie Mae 15 Yr. Pool 1.500%, 03/01/36	98,514	$99,764
Fannie Mae 20 Yr. Pool 2.500%, 10/01/40	7,340,925	7,677,441
2.500%, 03/01/41	591,878	620,524
2.500%, 04/01/41	1,978,059	2,071,905
2.500%, 05/01/41	2,184,878	2,279,840
3.000%, 07/01/35	694,806	735,594
3.000%, 02/01/36	1,071,278	1,127,285
3.000%, 04/01/36	834,406	880,066
3.000%, 07/01/36	1,755,034	1,846,901
3.000%, 08/01/36	8,911,880	9,388,379
3.000%, 10/01/36	3,487,651	3,678,463
3.000%, 12/01/36	2,936,130	3,092,460
3.000%, 12/01/37	664,384	695,960
3.000%, 06/01/38	883,923	929,593
3.500%, 12/01/34	202,129	216,726
3.500%, 01/01/35	140,108	149,885
3.500%, 02/01/37	228,747	243,543
3.500%, 03/01/37	169,062	180,866
3.500%, 12/01/37	223,973	241,423
3.500%, 01/01/38	897,427	965,979
3.500%, 08/01/39	248,550	265,491
3.500%, 02/01/40	897,029	961,810
4.500%, 11/01/31	331,145	361,182
4.500%, 12/01/31	421,590	459,229
Fannie Mae 30 Yr. Pool 2.000%, 08/01/50	177,370	179,460
2.000%, 09/01/50	93,466	94,567
2.000%, 01/01/51	8,959,044	9,062,343
2.000%, 02/01/51	10,761,216	10,882,181
2.000%, 03/01/51	12,450,440	12,597,598
2.000%, 04/01/51	3,373,279	3,410,393
2.500%, 11/01/50	193,788	202,685
2.500%, 01/01/51	483,962	501,030
2.500%, 02/01/51	2,348,377	2,442,425
2.500%, 03/01/51	494,944	514,504
2.500%, 04/01/51	1,486,746	1,547,914
2.500%, 05/01/51	699,192	726,696
2.500%, 06/01/51	3,094,987	3,225,172
3.000%, 09/01/42	1,641,285	1,757,303
3.000%, 08/01/46	535,893	568,102
3.000%, 09/01/46	1,733,612	1,835,327
3.000%, 10/01/46	764,254	808,134
3.000%, 11/01/46	10,445,531	11,032,563
3.000%, 08/01/47	56,788	60,409
3.000%, 11/01/48	4,832,016	5,086,285
3.000%, 12/01/48	959,772	1,008,481
3.000%, 07/01/49	488,066	515,181
3.000%, 09/01/49	1,045,868	1,093,248
3.000%, 11/01/49	449,953	469,833
3.000%, 12/01/49	163,513	170,744
3.000%, 01/01/50	1,568,001	1,639,570
3.000%, 02/01/50	866,601	916,633
3.000%, 03/01/50	9,667,822	10,252,075
3.000%, 07/01/50	9,876,731	10,405,774

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 08/01/50	763,160	805,906
3.000%, 11/01/50	949,114	1,003,961
3.500%, 12/01/42	236,990	256,768
3.500%, 03/01/43	1,435,390	1,549,951
3.500%, 02/01/45	224,188	242,762
3.500%, 11/01/46	673,105	727,198
3.500%, 12/01/46	1,883,957	2,017,774
3.500%, 07/01/47	16,332,077	17,268,260
3.500%, 10/01/47	81,855	86,543
3.500%, 12/01/47	2,139,426	2,284,553
3.500%, 03/01/48	151,074	161,283
3.500%, 08/01/48	1,509,468	1,610,637
3.500%, 11/01/48	1,849,021	1,960,484
3.500%, 02/01/50	3,039,943	3,199,424
3.500%, 05/01/51	1,197,365	1,270,987
4.000%, 02/01/40	352,337	381,967
4.000%, 06/01/42	3,741,288	4,169,994
4.000%, 07/01/42	1,496,159	1,644,828
4.000%, 05/01/43	8,393,149	9,338,196
4.000%, 10/01/43	4,082,118	4,543,563
4.000%, 09/01/44	689,961	752,195
4.000%, 04/01/47	1,032,085	1,117,654
4.000%, 05/01/47	1,399,173	1,504,565
4.000%, 08/01/47	1,772,593	1,919,392
4.000%, 05/01/48	5,901,581	6,375,337
4.000%, 09/01/48	160,729	174,387
4.000%, 06/01/49	175,713	187,309
4.000%, 12/01/49	809,965	862,512
4.000%, 07/01/50	2,702,800	2,891,812
4.500%, 10/01/41	2,572,275	2,869,899
4.500%, 10/01/44	839,564	932,329
4.500%, 01/01/45	69,425	78,013
4.500%, 05/01/46	586,693	646,722
4.500%, 06/01/47	2,364,688	2,574,233
4.500%, 07/01/47	1,147,072	1,241,370
4.500%, 08/01/47	302,213	327,644
4.500%, 02/01/48	93,787	101,464
4.500%, 06/01/48	658,401	726,860
4.500%, 07/01/48	838,618	921,590
4.500%, 08/01/48	1,311,030	1,440,537
4.500%, 10/01/48	1,064,780	1,161,649
4.500%, 11/01/48	692,785	762,750
4.500%, 12/01/48	1,096,555	1,193,737
4.500%, 02/01/49	280,920	305,568
4.500%, 05/01/49	1,512,226	1,652,874
4.500%, 08/01/49	304,668	329,961
4.500%, 09/01/49	4,485,921	4,910,195
4.500%, 11/01/49	1,187,105	1,287,871
4.500%, 03/01/50	705,038	774,493
4.500%, 04/01/50	240,357	259,214
5.000%, 07/01/33	109,271	124,390
5.000%, 09/01/33	135,651	154,238
5.000%, 10/01/35	379,281	431,946
5.000%, 03/01/36	598,814	685,481
5.000%, 01/01/39	5,240	6,002
5.000%, 12/01/39	9,247	10,548

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 05/01/40	25,186	$27,860
5.000%, 07/01/40	18,149	20,234
5.000%, 11/01/40	401,418	459,266
5.000%, 01/01/41	31,153	34,461
5.000%, 02/01/41	25,978	28,469
5.000%, 04/01/41	41,319	46,082
5.000%, 05/01/41	1,056,581	1,207,048
5.000%, 06/01/41	75,910	85,742
5.000%, 07/01/41	876,410	1,001,405
5.000%, 08/01/48	202,088	221,661
5.000%, 10/01/48	455,775	500,570
5.000%, 11/01/48	2,528,270	2,771,423
5.000%, 12/01/48	1,452,907	1,596,279
5.000%, 08/01/49	2,264,877	2,476,897
5.000%, 09/01/49	4,231,373	4,641,708
5.000%, 12/01/49	7,199,902	7,873,535
5.000%, 03/01/50	380,496	417,480
6.000%, 04/01/33	46,253	54,872
6.000%, 02/01/34	7,724	8,879
6.000%, 11/01/35	76,145	88,711
6.000%, 08/01/37	174,614	206,799
6.500%, 03/01/26	407	456
6.500%, 04/01/29	40,349	45,175
7.000%, 02/01/29	390	392
7.000%, 01/01/30	1,642	1,686
7.000%, 10/01/37	2,769	2,843
7.000%, 11/01/37	13,106	14,129
7.000%, 12/01/37	17,947	21,238
7.000%, 02/01/38	2,874	2,975
7.000%, 11/01/38	61,225	71,402
7.000%, 02/01/39	510,313	600,770
7.500%, 04/01/32	10,604	10,778
8.000%, 05/01/28	1,139	1,265
8.000%, 07/01/32	719	787
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (a)	983,436	91,354
4.000%, 04/25/42 (a)	1,439,605	194,368
4.500%, 11/25/39 (a)	760,382	138,903
Fannie Mae Pool 3.500%, 08/01/42	4,766,617	5,143,800
3.500%, 09/01/42	321,763	347,225
3.500%, 10/01/42	2,284,491	2,465,267
4.000%, 10/01/42	1,302,680	1,428,970
4.000%, 11/01/42	878,235	957,882
4.000%, 07/01/43	31,061	33,932
4.000%, 08/01/43	725,464	797,489
4.500%, 08/01/58	1,271,906	1,423,707
4.500%, 01/01/59	2,560,850	2,866,495
6.500%, 12/01/27	2,271	2,278
6.500%, 05/01/32	6,562	7,346
Fannie Mae REMIC Trust Whole Loan (CMO) 3.918%, 01/25/43 (b)	152,236	159,389
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (c)	237,816	225,554
5.500%, 07/25/41	4,402,672	4,969,031
5.500%, 04/25/42	1,006,011	1,154,124

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 6.000%, 05/25/42	598,341	702,954
6.059%, -1 x 1M LIBOR + 6.150%, 03/25/42 (a) (b)	3,868,469	602,650
6.059%, -1 x 1M LIBOR + 6.150%, 12/25/42 (a) (b)	392,847	84,657
6.459%, -1 x 1M LIBOR + 6.550%, 10/25/41 (a) (b)	2,547,514	490,998
6.500%, 06/25/39	45,481	49,784
6.500%, 07/25/42	1,170,831	1,400,907
6.559%, -1 x 1M LIBOR + 6.650%, 02/25/41 (a) (b)	97,422	4,323
6.559%, -1 x 1M LIBOR + 6.650%, 03/25/42 (a) (b)	935,409	154,693
Fannie Mae-ACES 2.232%, 02/25/27	709,887	748,000
3.061%, 05/25/27 (b)	200,000	219,550
Freddie Mac 15 Yr. Pool 3.000%, 09/01/32	321,161	339,462
3.500%, 04/01/33	2,793,223	3,011,235
Freddie Mac 20 Yr. Gold Pool 3.000%, 02/01/38	715,834	746,390
3.000%, 04/01/38	592,328	617,578
Freddie Mac 20 Yr. Pool 2.500%, 04/01/41	197,930	206,533
Freddie Mac 30 Yr. Gold Pool 2.000%, 06/01/51	5,492,403	5,557,855
3.000%, 04/01/47	690,849	727,294
3.500%, 06/01/46	437,841	473,167
4.000%, 07/01/43	2,516,519	2,762,234
4.000%, 08/01/43	1,872,347	2,049,209
4.500%, 06/01/38	763,590	840,638
4.500%, 03/01/47	12,753	13,710
4.500%, 04/01/47	487,194	526,913
4.500%, 05/01/47	366,149	399,031
4.500%, 06/01/47	1,056,457	1,150,209
4.500%, 04/01/49	422,503	462,672
5.000%, 08/01/33	11,273	12,885
5.000%, 01/01/40	11,046	12,578
5.000%, 04/01/41	12,505	14,314
5.000%, 04/01/44	17,926	20,040
5.000%, 07/01/48	33,902	37,287
6.500%, 09/01/39	137,354	157,932
8.000%, 09/01/30	2,146	2,478
Freddie Mac 30 Yr. Pool 2.000%, 11/01/50	1,066,108	1,079,015
2.000%, 02/01/51	3,143,274	3,180,987
2.000%, 03/01/51	4,269,073	4,318,098
2.000%, 04/01/51	3,875,634	3,922,163
2.000%, 05/01/51	6,941,900	7,027,018
2.500%, 11/01/50	90,109	93,550
2.500%, 12/01/50	1,551,450	1,616,930
2.500%, 01/01/51	1,552,078	1,613,970
2.500%, 02/01/51	486,145	504,991
2.500%, 03/01/51	295,557	307,589
3.000%, 10/01/46	394,890	419,210
3.000%, 09/01/48	1,631,552	1,737,120
3.000%, 09/01/49	4,729,037	5,035,217
3.000%, 10/01/49	438,819	463,470
3.000%, 01/01/50	201,859	213,271
3.000%, 02/01/50	1,260,804	1,315,256
3.000%, 03/01/50	117,255	122,529
3.000%, 07/01/50	2,208,550	2,340,291

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool 3.000%, 09/01/50	89,237	$94,568
3.000%, 10/01/50	6,581,615	6,896,374
3.500%, 07/01/47	7,127,890	7,570,488
3.500%, 03/01/48	303,821	321,124
3.500%, 06/01/48	2,070,318	2,217,110
4.000%, 03/01/48	538,385	585,360
4.000%, 04/01/49	1,448,824	1,572,882
4.000%, 03/01/50	47,841	50,915
4.500%, 04/01/48	391,605	423,285
4.500%, 03/01/49	370,057	405,332
4.500%, 07/01/49	628,049	682,926
4.500%, 03/01/50	57,714	62,393
5.000%, 01/01/36	17,854	20,451
5.000%, 06/01/41	1,877,552	2,111,867
5.000%, 08/01/48	98,119	107,661
5.000%, 10/01/48	304,129	333,467
5.000%, 11/01/48	255,911	280,014
5.000%, 03/01/50	1,570,848	1,721,927
6.000%, 10/01/36	416,913	493,784
Freddie Mac ARM Non-Gold Pool 2.077%, 5Y H15 + 1.284%, 03/01/47 (b)	445,083	461,324
Freddie Mac Gold Pool
4.000%, 04/01/43	919,134	1,010,796
4.000%, 08/01/43	474,827	522,202
Freddie Mac Multifamily Structured Pass-Through Certificates 0.510%, 12/25/28 (a) (b)	62,881,748	1,652,312
0.637%, 01/25/34 (a) (b)	51,835,542	2,547,898
0.653%, 01/25/29 (a) (b)	85,779,558	3,161,732
0.845%, 09/25/27 (a) (b)	16,976,611	721,701
0.941%, 11/25/30 (a) (b)	26,299,237	1,779,377
0.974%, 11/25/30 (a) (b)	34,264,780	2,450,333
3.291%, 03/25/27	4,670,000	5,101,514
Freddie Mac Pool 1.500%, 03/01/51	2,660,639	2,576,295
3.500%, 10/01/42	605,790	653,730
3.500%, 02/01/44	253,139	273,172
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	177,612	197,944
6.000%, 05/15/36	280,115	330,310
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.318%, SOFR + 2.300%, 08/25/33 (144A) (b)	1,970,000	2,021,174
2.592%, 1M LIBOR + 2.500%, 03/25/30 (b)	1,950,000	1,993,413
5.642%, 1M LIBOR + 5.550%, 07/25/28 (b)	1,805,473	1,891,502
Ginnie Mae I 30 Yr. Pool 3.000%, 09/15/42	459,616	485,878
3.000%, 10/15/42	2,385,006	2,513,821
3.000%, 11/15/42	920,605	969,973
3.500%, 06/15/48	3,113,361	3,336,296
3.500%, 05/15/50	715,070	761,593
4.000%, 03/15/50	58,346	62,604
5.500%, 06/15/36	238,297	278,886
6.000%, 03/15/33	467,280	542,637
6.500%, 06/15/31	1,178	1,313
6.500%, 08/15/34	106,004	119,857
7.500%, 09/15/29	1,190	1,330
8.500%, 06/15/25	7,821	8,465

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 2.000%, 12/20/50	3,610,616	3,681,561
2.000%, 03/20/51	1,583,212	1,614,020
2.000%, 04/20/51	695,228	708,701
2.500%, 12/20/50	883,882	921,206
2.500%, TBA (d)	10,100,000	10,451,922
3.000%, 11/20/46	293,836	310,265
3.000%, 09/20/47	95,730	100,903
3.000%, 11/20/47	124,041	130,462
3.000%, 12/20/47	1,279,326	1,349,859
3.000%, 12/20/49	1,141,753	1,191,756
3.000%, 01/20/50	821,275	857,982
3.000%, TBA (d)	3,700,000	3,860,502
3.500%, 06/20/44	1,079,037	1,157,990
3.500%, 03/20/45	86,323	92,018
3.500%, 01/20/46	230,538	245,770
3.500%, 03/20/46	1,249,237	1,331,041
3.500%, 04/20/46	657,363	697,916
3.500%, 05/20/46	311,878	332,406
3.500%, 06/20/46	540,152	574,760
3.500%, 07/20/46	327,019	348,029
3.500%, 09/20/46	29,768	31,658
3.500%, 05/20/47	4,689,857	4,976,424
3.500%, 02/20/48	1,224,988	1,301,883
3.500%, 09/20/48	144,769	153,099
3.500%, 02/20/49	27,845	29,374
3.500%, 10/20/49	490,372	507,006
3.500%, 01/20/50	2,066,905	2,197,955
3.500%, 02/20/50	354,728	374,654
3.500%, 07/20/50	354,520	372,358
3.500%, 10/20/50	1,220,634	1,281,946
3.500%, 11/20/50	1,018,249	1,069,354
4.000%, 09/20/45	352,893	373,903
4.000%, 11/20/45	4,674,064	5,029,287
4.000%, 06/20/47	1,654,641	1,772,469
4.000%, 07/20/47	294,966	314,726
4.000%, 11/20/47	816,380	871,981
4.000%, 12/20/47	317,378	338,778
4.000%, 02/20/48	309,406	329,660
4.000%, 03/20/48	336,720	358,627
4.000%, 04/20/48	303,280	322,741
4.000%, 11/20/49	156,022	168,540
4.000%, 01/20/50	238,988	259,565
4.000%, 02/20/50	218,846	236,452
4.000%, 03/20/50	147,848	161,182
4.000%, 04/20/50	1,034,588	1,118,335
4.500%, 01/20/40	291,692	322,586
4.500%, 05/20/40	369,847	409,022
4.500%, 09/20/40	8,139	9,003
4.500%, 01/20/41	68,445	76,701
4.500%, 07/20/41	444,286	491,358
4.500%, 08/20/47	543,659	587,135
4.500%, 04/20/48	909,744	975,789
4.500%, 05/20/48	1,351,077	1,440,292
4.500%, 06/20/48	798,468	857,919
4.500%, 07/20/48	132,180	142,326

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, 08/20/48	3,452,976	$3,715,302
4.500%, 09/20/48	1,051,458	1,129,779
4.500%, 10/20/48	923,432	984,409
4.500%, 01/20/49	2,449,927	2,622,246
4.500%, 03/20/49	672,600	717,378
4.500%, 04/20/49	432,466	462,260
4.500%, 02/20/50	651,809	694,124
4.500%, 03/20/50	414,523	441,100
5.000%, 07/20/40	295,520	333,556
5.000%, 10/20/48	1,468,699	1,586,395
5.000%, 11/20/48	162,277	174,943
5.000%, 01/20/49	3,425,408	3,695,031
5.000%, 03/20/49	186,938	201,548
5.000%, 12/20/49	291,108	313,681
5.000%, 01/20/50	182,427	196,601
5.000%, 04/20/50	156,148	168,344
6.000%, 11/20/34	844	987
6.000%, 06/20/35	1,247	1,459
6.000%, 07/20/36	66,414	77,692
6.000%, 09/20/36	3,209	3,754
6.000%, 07/20/38	169,076	197,806
6.000%, 09/20/38	433,084	493,838
6.000%, 06/20/39	1,940	2,270
6.000%, 05/20/40	38,269	44,769
6.000%, 06/20/40	119,127	139,489
6.000%, 08/20/40	60,734	71,128
6.000%, 09/20/40	132,810	155,487
6.000%, 10/20/40	84,498	98,869
6.000%, 11/20/40	145,868	170,831
6.000%, 01/20/41	92,366	108,176
6.000%, 03/20/41	500,157	585,091
6.000%, 07/20/41	102,349	119,723
6.000%, 12/20/41	59,046	68,514
6.500%, 10/20/37	161,115	190,644
Government National Mortgage Association Zero Coupon, 09/16/46 (a) (b)	12,386,966	8,795
0.001%, 09/16/44 (a)	1,806,760	6,378
0.086%, 03/16/49 (a) (b)	3,146,495	7,709
0.111%, 02/16/48 (a) (b)	2,040,992	26,509
0.131%, 10/16/54 (a) (b)	13,573,949	70,556
0.137%, 04/16/54 (a) (b)	21,343,898	323,644
0.173%, 02/16/53 (a) (b)	7,734,573	53,092
0.566%, 03/16/60 (a) (b)	4,448,730	210,565
0.677%, 09/16/55 (a) (b)	10,503,330	384,354
0.702%, 10/16/58 (a) (b)	13,381,638	687,997
0.722%, 12/16/59 (a) (b)	39,166,031	2,080,511
1.160%, 02/16/46 (a) (b)	6,910,852	241,704
3.150%, 06/16/60	1,907,926	1,959,267
Government National Mortgage Association (CMO) 0.487%, 1M LIBOR + 0.380%, 12/20/60 (b)	11,553,233	11,582,505
0.493%, 1M LIBOR + 0.400%, 08/20/70 (b)	86,311	86,652
0.507%, 1M LIBOR + 0.400%, 12/20/60 (b)	2,872,202	2,880,212
0.537%, 1M LIBOR + 0.430%, 10/20/64 (b)	4,660,322	4,680,466
0.543%, 1M LIBOR + 0.450%, 07/20/70 (b)	7,045,800	7,127,358
0.587%, 1M LIBOR + 0.480%, 03/20/61 (b)	2,198,425	2,208,524
0.593%, 1M LIBOR + 0.500%, 07/20/70 (b)	568,733	576,570

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.607%, 1M LIBOR + 0.500%, 12/20/60 (b)	23,887,090	24,012,065
0.683%, 12M LIBOR + 0.250%, 10/20/68 (b)	2,241,824	2,234,127
1.243%, 1M LIBOR + 1.150%, 05/20/70 (b)	1,608,447	1,693,184
1.343%, 1M LIBOR + 1.250%, 04/20/70 (b)	167,685	173,200
3.000%, 07/20/49	1,095,772	1,134,940
3.000%, 10/20/49	154,611	158,523
6.025%, -1 x 1M LIBOR + 6.100%, 08/16/42 (a) (b)	545,685	117,120
6.557%, -1 x 1M LIBOR + 6.650%, 01/20/40 (a) (b)	187,760	12,911
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (d)	10,400,000	10,726,828
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (d)	2,600,000	2,625,188
2.500%, TBA (d)	33,100,000	34,170,578

		591,093,668

Federal Agencies—40.3%
Fannie Mae Principal Strip Zero Coupon, 05/15/30	30,000,000	25,925,329
Federal Agricultural Mortgage Corp. 0.260%, 10/02/23	10,000,000	9,987,495
Federal Farm Credit Banks Funding Corp. 0.070%, 03/29/22	5,000,000	4,999,903
0.080%, SOFR + 0.030%, 06/14/23 (b)	8,000,000	7,993,287
0.125%, 11/23/22	10,000,000	9,991,980
0.125%, 02/03/23	22,000,000	21,983,886
0.200%, 01/04/24	10,000,000	9,956,839
0.220%, 09/08/23	20,000,000	19,960,138
0.230%, 01/19/24	15,000,000	14,942,691
0.375%, 01/15/25	10,000,000	9,924,555
0.460%, 11/03/25	10,000,000	9,871,062
0.780%, 06/16/25	10,000,000	10,000,654
2.700%, 10/26/27	10,000,000	11,002,280
2.750%, 04/25/22	20,000,000	20,430,355
Federal Home Loan Bank 0.125%, 10/21/22	5,000,000	4,997,020
0.125%, 06/02/23	35,000,000	34,911,374
0.375%, 09/04/25	15,000,000	14,817,279
0.500%, 04/14/25	14,000,000	13,916,045
1.875%, 11/29/21	40,000,000	40,299,644
2.125%, 06/09/23	17,700,000	18,295,440
2.500%, 02/13/24	10,000,000	10,567,453
2.750%, 12/13/24	10,000,000	10,736,935
3.250%, 11/16/28	40,000,000	45,430,402
Federal Home Loan Mortgage Corp. Zero Coupon, 12/14/29	7,443,000	6,536,277
Zero Coupon, 12/17/29	5,562,000	4,874,261
Zero Coupon, 12/15/36	24,765,000	17,606,422
0.125%, 10/16/23	30,000,000	29,885,942
0.250%, 06/26/23	13,000,000	12,999,785
0.250%, 08/24/23	20,000,000	19,997,783
0.250%, 09/08/23	10,000,000	9,991,386
0.250%, 11/06/23	20,000,000	19,981,196
0.250%, 12/04/23	20,000,000	19,976,696
0.375%, 04/20/23	6,000,000	6,014,056
0.375%, 05/05/23	10,000,000	10,026,379
2.750%, 06/19/23	20,000,000	20,983,725

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association 0.250%, 05/22/23	8,000,000	$8,000,049
0.625%, 04/22/25	5,000,000	4,993,829
2.625%, 09/06/24 (e)	22,000,000	23,508,938
Freddie Mac Strips Zero Coupon, 07/15/28	5,400,000	4,907,246
Zero Coupon, 07/15/32	9,000,000	7,308,282
Resolution Funding Corp. Interest Strip Zero Coupon, 07/15/21	9,030,000	9,029,410
Zero Coupon, 07/15/26	4,230,000	3,998,045
Zero Coupon, 07/15/27	8,012,000	7,409,135
Zero Coupon, 01/15/29	6,988,000	6,277,763
Zero Coupon, 07/15/29	14,000,000	12,423,653
Zero Coupon, 10/15/29	14,996,000	13,225,405
Resolution Funding Corp. Principal Strip Zero Coupon, 01/15/30	25,000,000	21,773,995
Zero Coupon, 04/15/30	30,000,000	25,948,351
United States Department of Housing and Urban Development 2.668%, 08/01/24	8,000,000	8,468,776
2.738%, 08/01/25	6,000,000	6,461,835
United States International Development Finance Corp. Zero Coupon, 07/01/22	4,206,631	4,559,655
Zero Coupon, 07/17/25	19,989,000	21,677,680
1.110%, 05/15/29	14,000,000	14,059,920
3.330%, 05/15/33	6,032,845	6,673,009
3.490%, 12/20/29	8,984,200	9,983,794
3.540%, 06/15/30	10,588,444	11,782,653

		792,287,377

U.S. Treasury—18.1%
U.S. Treasury Inflation Indexed Bond 2.125%, 02/15/40 (f)	7,905,472	11,779,771
U.S. Treasury Notes 0.125%, 07/15/23	20,000,000	19,947,656
0.250%, 06/15/24	85,000,000	84,482,031
0.375%, 01/31/26	20,000,000	19,599,219
1.250%, 04/30/28	16,000,000	16,050,000
1.375%, 06/30/23	55,000,000	56,235,352
1.500%, 03/31/23	60,000,000	61,338,282
1.875%, 07/31/26	54,000,000	56,651,484
2.625%, 02/15/29	27,200,000	29,826,500

		355,910,295

Total U.S. Treasury & Government Agencies (Cost $1,717,357,556)		1,739,291,340

Foreign Government—8.4%

Sovereign—8.4%
Abu Dhabi Government International Bond 3.125%, 09/30/49 (144A)	10,000,000	10,189,000
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	5,480,332
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	420,627

Sovereign—(Continued)
Indonesia Government International Bonds 3.750%, 04/25/22	1,900,000	1,949,248
4.750%, 02/11/29	6,280,000	7,374,025
5.875%, 01/15/24 (144A)	1,060,000	1,196,279
Israel Government AID Bonds 5.500%, 09/18/23	2,000,000	2,225,740
5.500%, 12/04/23	33,000,000	36,829,980
5.500%, 04/26/24	21,550,000	24,543,311
Mexico Government International Bond 4.500%, 04/22/29	12,280,000	13,875,663
Panama Government International Bonds 3.750%, 03/16/25	5,650,000	6,135,279
4.500%, 05/15/47	3,200,000	3,636,000
4.500%, 04/01/56	1,450,000	1,638,848
Peruvian Government International Bonds 3.300%, 03/11/41	3,420,000	3,450,677
5.625%, 11/18/50 (e)	1,900,000	2,612,291
6.550%, 03/14/37	320,000	440,403
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,565,425
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	9,691,480
Ukraine Government AID Bond 1.471%, 09/29/21	20,000,000	20,045,489
Uruguay Government International Bond 5.100%, 06/18/50	3,200,000	4,186,976

Total Foreign Government (Cost $159,565,019)		164,487,073

Corporate Bonds & Notes—3.4%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,709,400

Diversified Financial Services—2.4%
Postal Square L.P. 6.500%, 06/15/22	1,190,340	1,236,472
Private Export Funding Corp. 0.300%, 04/28/23 † (144A)	25,000,000	24,970,104
3.250%, 06/15/25	20,000,000	21,747,432

		47,954,008

Electric—0.5%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	4,613,180
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,660,000

		9,273,180

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,697,076
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,104,600

		7,801,676

Total Corporate Bonds & Notes (Cost $64,395,024)		66,738,264

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—2.0%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—2.0%
Alternative Loan Trust 0.293%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,311,650	$1,035,090
Banc of America Funding Trust 0.242%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	2,716,993	2,625,234
Banc of America Mortgage Trust 2.982%, 07/25/35 (b)	17,056	17,069
BCAP LLC Trust 0.242%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	2,857,287	2,848,175
Citigroup Mortgage Loan Trust 2.530%, 1Y H15 + 2.400%, 10/25/35 (b)	36,206	36,606
Countrywide Home Loan Reperforming Loan REMIC Trust 0.512%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	285,694	265,303
Credit Suisse Mortgage Trust 0.830%, 03/25/56 (144A) (b)	1,095,748	1,093,120
1.169%, 03/25/56 (144A) (b)	943,296	940,558
1.836%, 1M LIBOR + 1.750%, 07/25/47 (144A) (b)	2,286,266	2,289,631
Freddie Mac Structured Agency Credit Risk Debt Notes 2.118%, SOFR + 2.100%, 10/25/33 (144A) (b)	980,000	1,000,980
GMAC Mortgage Corp. Loan Trust 3.631%, 11/19/35 (b)	88,383	89,247
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	3,073,528	3,243,535
JPMorgan Mortgage Trust 1.968%, 06/25/34 (b)	53,657	53,523
3.500%, 10/25/48 (144A) (b)	935,419	950,136
MASTR Adjustable Rate Mortgages Trust 0.292%, 1M LIBOR + 0.200%, 05/25/47 (b)	2,879,952	3,445,675
2.020%, 02/25/34 (b)	108,986	104,383
MASTR Reperforming Loan Trust 3.589%, 05/25/35 (144A) (b)	2,244,921	1,529,290
7.000%, 08/25/34 (144A)	238,425	205,158
Morgan Stanley Mortgage Loan Trust 0.232%, 1M LIBOR + 0.140%, 06/25/36 (b)	469,121	142,053
2.793%, 07/25/35 (b)	73,786	71,156
MRA Issuance Trust 1.842%, 1M LIBOR + 1.750%, 10/08/21 (144A) (b)	2,930,000	2,929,650
MSG III Securitization Trust 0.841%, 1M LIBOR + 0.750%, 06/25/54 (144A) (b)	2,620,000	2,619,518
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (b)	1,200,185	1,250,518
3.250%, 09/25/56 (144A) (b)	1,792,376	1,892,616
4.000%, 02/25/57 (144A) (b)	1,555,083	1,653,930
4.000%, 05/25/57 (144A) (b)	2,529,678	2,692,754
4.250%, 12/25/57 (144A) (b)	2,595,283	2,730,304
NovaStar Mortgage Funding Trust 0.472%, 1M LIBOR + 0.380%, 09/25/46 (b)	757,075	740,020
Structured Asset Mortgage Investments II Trust 0.452%, 1M LIBOR + 0.360%, 07/25/46 (b)	123,662	109,562
Structured Asset Securities Corp. 0.442%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,583,187	1,463,156
3.571%, 06/25/35 (144A) (b)	83,480	78,900

Total Mortgage-Backed Securities (Cost $39,093,691)		40,146,850

Asset-Backed Securities—0.3%
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.2%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 0.917%, 1M LIBOR + 0.825%, 05/25/34 (b)	3,914,869	3,898,026
Morgan Stanley Mortgage Loan Trust 0.182%, 1M LIBOR + 0.180%, 12/25/36 (b)	132,473	66,790
0.392%, 1M LIBOR + 0.300%, 03/25/36 (b)	97,206	95,889
Structured Asset Securities Corp. Mortgage Loan Trust 0.312%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,605,974	166,340

		4,227,045

Asset-Backed - Other—0.1%
Securitized Asset Backed Receivables LLC Trust 0.707%, 1M LIBOR + 0.615%, 01/25/35 (b)	1,001,225	982,059
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	1,170,515	1,174,782

		2,156,841

Total Asset-Backed Securities (Cost $8,273,658)		6,383,886

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $9,751,702; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $9,946,747.	9,751,702	9,751,702

Total Short-Term Investments (Cost $9,751,702)		9,751,702

Securities Lending Reinvestments (g)—0.1%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	10,930	10,930

Repurchase Agreements—0.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $100,001; collateralized by various Common Stock with an aggregate market value of $111,120.	100,000	100,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $486,215; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $495,939.	486,214	486,214
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $15,926; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $16,245.	15,926	15,926

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $92,689; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $94,581.	92,689	$92,689
Mizuho Securities USA, Inc. Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $81,903; collateralized by U.S. Treasury Note at 0.250%, maturing 06/15/24, and an aggregate market value of $83,541.	81,903	81,903

		776,732

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	22,403	22,403

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	400,000	400,000
Fidelity Government Portfolio, Institutional Class 0.010% (h)	400,000	400,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	400,000	400,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.030% (h)	200,000	200,000

		1,400,000

Total Securities Lending Reinvestments (Cost $2,210,065)		2,210,065

Total Investments—103.1% (Cost $2,000,646,715)		2,029,009,180
Other assets and liabilities (net)—(3.1)%		(60,477,396)

Net Assets—100.0%		$1,968,531,784

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $24,970,104, which is 1.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $23,448,384 and the collateral received consisted of cash in the amount of $2,210,065 and non-cash collateral with a value of $21,884,104. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $90,501,652, which is 4.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Private Export Funding Corp., 0.300%, 04/28/23	04/22/21	$25,000,000	$24,976,007	$24,970,104

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts — Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	12/18/23	600	USD	148,312,500	$(61,260)
U.S. Treasury Note 10 Year Futures	09/21/21	59	USD	7,817,500	16,492
U.S. Treasury Note 5 Year Futures	09/30/21	64	USD	7,899,500	5,389

Futures Contracts — Short
U.S. Treasury Long Bond Futures	09/21/21	(385)	USD	(61,888,750)	(2,031,478)

Net Unrealized Depreciation					$(2,070,857)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,739,291,340	$—	$1,739,291,340
Total Foreign Government*	—	164,487,073	—	164,487,073
Total Corporate Bonds & Notes*	—	66,738,264	—	66,738,264
Total Mortgage-Backed Securities*	—	40,146,850	—	40,146,850
Total Asset-Backed Securities*	—	6,383,886	—	6,383,886
Total Short-Term Investment*	—	9,751,702	—	9,751,702
Securities Lending Reinvestments
Certificate of Deposit	—	10,930	—	10,930
Repurchase Agreements	—	776,732	—	776,732
Time Deposit	—	22,403	—	22,403
Mutual Funds	1,400,000	—	—	1,400,000
Total Securities Lending Reinvestments	1,400,000	810,065	—	2,210,065
Total Investments	$1,400,000	$2,027,609,180	$—	$2,029,009,180

Collateral for Securities Loaned (Liability)	$—	$(2,210,065)	$—	$(2,210,065)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$21,881	$—	$—	$21,881
Futures Contracts (Unrealized Depreciation)	(2,092,738)	—	—	(2,092,738)
Total Futures Contracts	$(2,070,857)	$—	$—	$(2,070,857)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)(b)	$2,029,009,180
Cash	447,912
Cash collateral on futures contracts	1,151,966
Receivable for:
Investments sold	2,195,284
TBA securities sold	50,338,633
Fund shares sold	432,516
Principal paydowns	52,660
Interest	5,151,893
Other assets	4,824

Total Assets	2,088,784,868

Liabilities
Collateral for securities loaned	2,210,065
Payables for:
Investments purchased	3,840,776
TBA securities purchased	112,092,141
Fund shares redeemed	651,871
Variation margin on futures contracts	212,328
Accrued Expenses:
Management fees	728,647
Distribution and service fees	84,076
Deferred trustees’ fees	171,703
Other expenses	261,477

Total Liabilities	120,253,084

Net Assets	$1,968,531,784

Net Assets Consist of:
Paid in surplus	$2,039,006,676
Distributable earnings (Accumulated losses)	(70,474,892)

Net Assets	$1,968,531,784

Net Assets
Class A	$1,553,388,045
Class B	396,057,297
Class E	19,086,442
Capital Shares Outstanding*
Class A	133,220,341
Class B	34,107,326
Class E	1,641,267
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.66
Class B	11.61
Class E	11.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,000,646,715.
(b)	Includes securities loaned at value of $23,448,384.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest	$13,701,552
Securities lending income	36,981

Total investment income	13,738,533

Expenses
Management fees	4,619,613
Administration fees	40,426
Custodian and accounting fees	84,714
Distribution and service fees—Class B	497,545
Distribution and service fees—Class E	14,849
Audit and tax services	35,736
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	39,360
Insurance	7,156
Miscellaneous	8,972

Total expenses	5,399,771
Less management fee waiver	(249,780)

Net expenses	5,149,991

Net Investment Income	8,588,542

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	5,251,083
Futures contracts	13,330,356

Net realized gain (loss)	18,581,439

Net change in unrealized appreciation (depreciation) on:
Investments	(40,963,470)
Futures contracts	(2,675,225)

Net change in unrealized appreciation (depreciation)	(43,638,695)

Net realized and unrealized gain (loss)	(25,057,256)

Net Increase (Decrease) in Net Assets From Operations	$(16,468,714)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,588,542	$31,111,493
Net realized gain (loss)	18,581,439	28,790,760
Net change in unrealized appreciation (depreciation)	(43,638,695)	36,475,970

Increase (decrease) in net assets from operations	(16,468,714)	96,378,223

From Distributions to Shareholders
Class A	(41,254,397)	(45,738,472)
Class B	(9,693,689)	(10,563,075)
Class E	(478,984)	(589,644)

Total distributions	(51,427,070)	(56,891,191)

Increase (decrease) in net assets from capital share transactions	125,924,538	(60,511,411)

Total increase (decrease) in net assets	58,028,754	(21,024,379)

Net Assets
Beginning of period	1,910,503,030	1,931,527,409

End of period	$1,968,531,784	$1,910,503,030

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	7,914,551	$95,378,515	5,152,706	$62,035,127
Reinvestments	3,544,192	41,254,397	3,850,040	45,738,472
Redemptions	(1,939,722)	(23,235,542)	(15,647,042)	(189,478,942)

Net increase (decrease)	9,519,021	$113,397,370	(6,644,296)	$(81,705,343)

Class B
Sales	4,131,600	$49,294,874	9,268,270	$110,870,894
Reinvestments	835,663	9,693,689	892,152	10,563,075
Redemptions	(3,874,171)	(46,076,374)	(8,361,017)	(100,431,695)

Net increase (decrease)	1,093,092	$12,912,189	1,799,405	$21,002,274

Class E
Sales	143,306	$1,711,628	288,836	$3,456,823
Reinvestments	41,256	478,984	49,759	589,644
Redemptions	(216,424)	(2,575,633)	(321,412)	(3,854,809)

Net increase (decrease)	(31,862)	$(385,021)	17,183	$191,658

Increase (decrease) derived from capital shares transactions		$125,924,538		$(60,511,411)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.08		$11.85	$11.49	$11.65	$11.74	$11.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.20	0.29	0.25	0.20	0.21
Net realized and unrealized gain (loss)	(0.16)		0.42	0.40	(0.14)	0.03	(0.05)

Total income (loss) from investment operations	(0.10)		0.62	0.69	0.11	0.23	0.16

Less Distributions
Distributions from net investment income	(0.32)		(0.39)	(0.33)	(0.27)	(0.32)	(0.32)

Total distributions	(0.32)		(0.39)	(0.33)	(0.27)	(0.32)	(0.32)

Net Asset Value, End of Period	$11.66		$12.08	$11.85	$11.49	$11.65	$11.74

Total Return (%) (b)	(0.84	)(c)	5.24	6.03	0.97	1.93	1.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.51	0.50	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.48	0.49	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	0.94	(d)	1.69	2.48	2.19	1.72	1.77
Portfolio turnover rate (%)	103	(c)(f)	226 (f)	208 (f)	255 (f)	208 (f)	199 (f)
Net assets, end of period (in millions)	$1,553.4		$1,493.8	$1,544.1	$1,581.9	$1,742.8	$1,735.3

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.01		$11.79	$11.43	$11.59	$11.68	$11.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.17	0.26	0.22	0.17	0.18
Net realized and unrealized gain (loss)	(0.15)		0.40	0.39	(0.14)	0.03	(0.05)

Total income (loss) from investment operations	(0.11)		0.57	0.65	0.08	0.20	0.13

Less Distributions
Distributions from net investment income	(0.29)		(0.35)	(0.29)	(0.24)	(0.29)	(0.29)

Total distributions	(0.29)		(0.35)	(0.29)	(0.24)	(0.29)	(0.29)

Net Asset Value, End of Period	$11.61		$12.01	$11.79	$11.43	$11.59	$11.68

Total Return (%) (b)	(0.91	)(c)	4.91	5.78	0.70	1.68	1.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.76	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.74	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	0.69	(d)	1.43	2.23	1.94	1.47	1.52
Portfolio turnover rate (%)	103	(c)(f)	226 (f)	208 (f)	255 (f)	208 (f)	199 (f)
Net assets, end of period (in millions)	$396.1		$396.6	$367.9	$378.1	$417.1	$432.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.03		$11.81	$11.45	$11.61	$11.70	$11.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.18	0.27	0.23	0.18	0.19
Net realized and unrealized gain (loss)	(0.15)		0.41	0.40	(0.14)	0.03	(0.04)

Total income (loss) from investment operations	(0.10)		0.59	0.67	0.09	0.21	0.15

Less Distributions
Distributions from net investment income	(0.30)		(0.37)	(0.31)	(0.25)	(0.30)	(0.30)

Total distributions	(0.30)		(0.37)	(0.31)	(0.25)	(0.30)	(0.30)

Net Asset Value, End of Period	$11.63		$12.03	$11.81	$11.45	$11.61	$11.70

Total Return (%) (b)	(0.84	)(c)	5.01	5.88	0.80	1.77	1.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.65	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.63	0.64	0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	0.79	(d)	1.54	2.33	2.04	1.57	1.62
Portfolio turnover rate (%)	103	(c)(f)	226 (f)	208 (f)	255 (f)	208 (f)	199 (f)
Net assets, end of period (in millions)	$19.1		$20.1	$19.5	$20.9	$22.9	$25.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 46%,100%, 76%, 79%, 57%, and 86% for the six months ended June 30, 2021 and years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $9,751,702. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $776,732. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(2,210,065)	$—	$—	$—	$(2,210,065)
U.S. Treasury & Government Agencies*	—	—	—	—	—
Total Borrowings	$(2,210,065)	$—	$—	$—	$(2,210,065)
Gross amount of recognized liabilities for securities lending transactions					$(2,210,065)

*	Collateralized by securities with a value of $21,884,104 which are excluded from the Statement of Assets and Liabilities. The remaining contractual maturities of these transactions are overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$21,881	Unrealized depreciation on futures contracts (a)	$2,092,738

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$13,330,356

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(2,675,225)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$169,022,291
Futures contracts short	(113,407,276)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,064,939,566	$37,810,646	$2,071,565,614	$36,748,468

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$1,107,127,901	$1,239,511,767

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,619,613	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2021 to April 30, 2022, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust I Western Asset Management Government Income Portfolio. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,001,716,404

Gross unrealized appreciation	51,080,396
Gross unrealized depreciation	(22,732,780)

Net unrealized appreciation (depreciation)	$28,347,616

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$56,891,191	$52,758,682	$—	$—	$56,891,191	$52,758,682

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,074,903	$—	$60,128,491	$(113,620,260)	$(2,416,866)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $113,620,260.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $8,855,805.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-27

(b)        Not applicable.

Item 2.  Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by

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the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.   Exhibits

(a)(1)    Not applicable.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)(1)     The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:    September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:    September 1, 2021

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:    September 1, 2021

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